UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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TALOS ENERGY INC.

(Name of Registrant As Specified In Its Charter)

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TALOS ENERGY INC.

Three Allen Center

333 Clay Street, Suite 3300

Houston, Texas 77002

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

March 10, 2020

Dear Stockholder:

This notice of action by written consent and the accompanying information statement (this “Information Statement”) is being furnished by the Board of Directors (the “Board”) of Talos Energy Inc., a Delaware corporation (“Talos,” the “Company,” “we,” “us” or “our”), to the holders of record at the close of business on February 24, 2020 of the outstanding shares of our common stock, par value $0.01 per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of the accompanying Information Statement is to inform the Company’s stockholders that on February 24, 2020, holders of approximately 62.9% of the voting power of all outstanding shares of Common Stock acted by written consent (the “Written Consent”) in lieu of a special meeting of stockholders to approve the proposed issuance by the Company of an aggregate 11,000,000 shares (subject to adjustment) of Common Stock (the “Conversion Shares”) upon conversion (the “Conversion”) of an aggregate 110,000 shares of a series of the Company’s preferred stock, par value $0.01 per share, designated as “Series A Convertible Preferred Stock,” on the terms and subject to the conditions set forth in that certain Certificate of Designation of Preferences, Rights and Limitations relating to the Series A Convertible Preferred Stock (the “Certificate of Designation”). The 110,000 shares of Series A Convertible Preferred Stock (the “Preferred Shares”) were issued in connection with the consummation of the transactions contemplated by those certain Purchase and Sale Agreements, each dated as of December 10, 2019 (the “Original Purchase Agreements” and, as amended from time to time, the “Purchase Agreements”), by and among the Company, Talos Production Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Talos Production”), and each of the following parties as seller: ILX Holdings, LLC, a Delaware limited liability company (“ILX Holdings”), ILX Holdings II, LLC, a Delaware limited liability company (“ILX Holdings II”), ILX Holdings III LLC, a Delaware limited liability company (“ILX Holdings III”) and Castex Energy 2014, LLC, a Delaware limited liability company (“Castex 2014”), each an affiliate of Riverstone Holdings LLC (“Riverstone Holdings,” such parties, collectively, the “Riverstone Sellers,” and such Purchase Agreements, collectively, the “Riverstone Purchase Agreements”), and Castex Energy 2016, LP, a Delaware limited partnership (“Castex 2016”) (together with the Riverstone Sellers, the “Sellers”). The Company, Talos Production and the Sellers consummated the Acquisitions (as defined below) on February 28, 2020 (the “closing”) pursuant to the Purchase Agreements.

At the closing, pursuant to the Purchase Agreements, among other things, Talos Production acquired all of the issued and outstanding limited liability company interests in certain wholly owned subsidiaries of each of the respective Sellers (collectively, the “Acquisitions”; the Acquisitions from the Riverstone Sellers, the “Riverstone Acquisitions”; and the Acquisition from Castex 2016, the “Castex 2016 Acquisition”) for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) the Preferred Shares, issued to the Riverstone Sellers at the closing (such issuances, collectively the “Preferred Stock Issuance”; the Preferred Stock Issuance, the Acquisitions, the Conversion and the other transactions contemplated by the Purchase Agreements are referred to herein collectively as the “Transactions”). At signing, Talos Production deposited in escrow an amount in cash (the “Deposit”) equal to five percent of the Unadjusted Purchase Price (as defined in the applicable Purchase Agreement) under each Purchase Agreement that was applied at closing towards the cash component of the purchase price under each Purchase Agreement. The Purchase Agreements have an effective time of 12:00 a.m., Central Time, on July 1, 2019. Copies of the Purchase Agreements including, as applicable, any amendments thereto, have been included with the accompanying Information Statement as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V, respectively. A copy of the Certificate of Designation has been included with the accompanying Information Statement as Annex B.

Our Common Stock is listed on the New York Stock Exchange (the “NYSE”). Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into common stock, if:

•

such common stock or securities have, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or securities convertible into common stock;

•

the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into common stock; or

•

the number of shares of common stock to be issued is, or will be upon issuance, equal to more than 1% of the number of shares of common stock outstanding or voting power outstanding before the issuance and such issuance is to a Related Party (as defined in the NYSE Listed Company Manual) of the Company; provided, however, if such person is a Related Party solely as a result of being a substantial security holder then the shareholder approval would not be required unless the number of shares to be issued exceeds 5% of either the number of shares of common stock or voting power outstanding before the issuance.

Because the number of shares of our Common Stock issuable pursuant to the Conversion would represent greater than each of the foregoing thresholds, and because the Riverstone Sellers are Related Parties (as defined in the NYSE Listed Company Manual), stockholder approval of the Conversion is required under NYSE rules and regulations.

On February 24, 2020, certain funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (collectively, the “Apollo Funds”) and certain entities controlled or affiliated with Riverstone Energy Partners V, L.P. (collectively, the “Riverstone Funds” and, together with the Apollo Funds, the “Majority Stockholders”) delivered to the Company an irrevocable Written Consent approving the Conversion. As of February 24, 2020, the Majority Stockholders held shares of Common Stock representing approximately 62.9% of the voting power of all outstanding shares of Common Stock. Accordingly, the approval of the Conversion by the Company’s stockholders was effected in accordance with the Amended and Restated Bylaws of the Company (“Amended and Restated Bylaws”), the General Corporation Law of the State of Delaware (the “DGCL”) and the NYSE rules and regulations. No further approval of the stockholders under the DGCL or NYSE rules and regulations is required to complete the Conversion. As a result, the Company has not solicited and will not be soliciting your vote for the Conversion and does not intend to call a meeting of stockholders for purposes of voting on the adoption thereof.

Pursuant to Rule 14c-2 of the Exchange Act, the actions contemplated by written consent may not be taken until March 30, 2020, which is 20 calendar days following the date we first mail the accompanying Information Statement to our stockholders.

The Company’s Board, consisting for purposes of the approval of the Transactions of only the disinterested members thereof, carefully reviewed and considered the terms and conditions of the Purchase Agreements and other Transactions. The Board (i)(A) determined that the Transactions are fair to, and in the best interests of, the Company and its stockholders, (B) approved and declared advisable the Purchase Agreements, the Preferred Stock Issuance, the Conversion and the other Transactions, on the terms and subject to the conditions set forth in the Purchase Agreements and the Certificate of Designation, as applicable and (C) recommended that the stockholders of the Company approve the Conversion and (ii) directed that the Conversion be submitted to the holders of the Common Stock for their approval.

This notice of action by written consent and the accompanying Information Statement shall constitute notice to you from the Company that the Conversion has been approved by the holders of a majority of the voting power of the Common Stock by Written Consent in lieu of a special meeting in accordance with Section 228 of the DGCL and the NYSE rules and regulations.

TALOS IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND TALOS A PROXY.

PLEASE NOTE THAT THE MAJORITY STOCKHOLDERS OF TALOS HAVE VOTED TO APPROVE THE CONVERSION. THE NUMBER OF VOTES HELD BY THE MAJORITY STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER NYSE RULE 312 FOR THESE ACTIONS AND CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE TRANSACTIONS. THE CORPORATE ACTIONS DESCRIBED IN THE ACCOMPANYING INFORMATION STATEMENT REQUIRED STOCKHOLDER APPROVAL FROM THE HOLDERS OF OUR OUTSTANDING COMMON STOCK BECAUSE OUR COMMON STOCK IS TRADED ON THE NYSE.

The Information Statement accompanying this letter provides you with more specific information concerning the Transactions. We encourage you to carefully read the accompanying Information Statement, copies of the Purchase Agreements, including, as applicable, any amendments thereto, included as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V and a copy of the Certificate of Designation included as Annex B to the accompanying Information Statement.

By order of the Board of Directors

Very truly yours,

/s/ Neal P. Goldman

Neal P. Goldman

Chairman of the Board

The accompanying Information Statement is dated March 10, 2020 and is first being mailed to our stockholders on or about such date.

TALOS ENERGY INC.

333 Clay Street, Suite 3300

HOUSTON, TEXAS 77002

INFORMATION STATEMENT

This information statement and notice of action by written consent (collectively, this “Information Statement”) contains information relating to the entry into certain Purchase and Sale Agreements, each dated as of December 10, 2019 (the “Original Purchase Agreements” and, as amended from time to time, the “Purchase Agreements”), by and among the Talos Energy Inc., a Delaware corporation (“Talos,” the “Company,” “we,” “us” or “our”), Talos Production Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Talos Production”), and each of the following parties as seller: ILX Holdings, LLC, a Delaware limited liability company (“ILX Holdings”), ILX Holdings II, LLC, a Delaware limited liability company (“ILX Holdings II”), ILX Holdings III LLC, a Delaware limited liability company (“ILX Holdings III” and, together with ILX Holdings and ILX Holdings II, the “ILX Sellers”) and Castex Energy 2014, LLC, a Delaware limited liability company (“Castex 2014”), each an affiliate of Riverstone Holdings LLC (“Riverstone Holdings,” Castex 2014 and the ILX Sellers, collectively, the “Riverstone Sellers,” and the applicable Purchase Agreements, the “Riverstone Purchase Agreements”), and Castex Energy 2016, LP, a Delaware limited partnership (“Castex 2016”; Castex 2016 together with Castex 2014, the “Castex Sellers”; and the Castex Sellers together with the ILX Sellers, the “Sellers”). The Company, Talos Production and the Sellers consummated the Acquisitions (as defined below) on February 28, 2020 (the “closing”) pursuant to the Purchase Agreements.

At the closing, pursuant to the Purchase Agreements, among other things, Talos Production acquired all of the issued and outstanding limited liability company interests in certain wholly owned subsidiaries of each of the respective Sellers (collectively, the “Acquisitions”; the Acquisitions from the Riverstone Sellers, the “Riverstone Acquisitions”; and the Acquisition from Castex 2016, the “Castex 2016 Acquisition”) for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate 110,000 shares of a series of the Company’s preferred stock, par value $0.01 per share, designated as “Series A Convertible Preferred Stock,” on the terms and subject to the conditions set forth in that certain Certificate of Designation of Preferences, Rights and Limitations relating to the Series A Convertible Preferred Stock (the “Certificate of Designation”). On the terms and subject to the conditions set forth in the Certificate of Designation, each share of Series A Convertible Preferred Stock will automatically convert (the “Conversion”) into 100 shares (subject to adjustments) of Common Stock (the “Conversion Shares”) immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to the Conversion. The 110,000 shares of Series A Convertible Preferred Stock (the “Preferred Shares”) were issued to the Riverstone Sellers at the closing of the Acquisitions (such issuances, collectively the “Preferred Stock Issuance”; the Preferred Stock Issuance, the Acquisitions, the Conversion and the other transactions contemplated by the Purchase Agreements are referred to herein collectively as the “Transactions”). At signing, Talos Production deposited in escrow an amount in cash (the “Deposit”) equal to five percent of the Unadjusted Purchase Price (as defined in the applicable Purchase Agreement) under each Purchase Agreement which was applied at closing towards the cash component of the purchase price under each Purchase Agreement. The Purchase Agreements have an effective time of 12:00 a.m., Central Time, on July 1, 2019. Copies of the Purchase Agreements, including, as applicable, any amendments thereto, have been included as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V, respectively to this Information Statement. A copy of the Certificate of Designation has been included as Annex B to this Information Statement. We are furnishing this Information Statement to stockholders of the Company pursuant to applicable provisions of Delaware law and certain securities regulations. This Information Statement is dated March 10, 2020 and is first being mailed to our stockholders on or about such date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

i

SUMMARY

This summary highlights selected information in this Information Statement and may not contain all of the information about the Transactions that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this Information Statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the Transactions.

The Parties

Talos Energy Inc.

We are a technically driven independent exploration and production company focused on safely and efficiently maximizing value through our operations, currently in the United States Gulf of Mexico and offshore Mexico. We leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world. The Company’s Common Stock is traded on the NYSE under the ticker symbol “TALO.” Our principal executive offices are located at 333 Clay Street, Suite 3300, Houston, Texas 77002, and our telephone number at that address is (713) 328-3000.

Talos Production Inc.

Talos Production is a wholly owned subsidiary of the Company, through which the Company owns and operates its assets, and through which it will acquire the Target Assets (as defined below). Talos Production’s offices are located at 333 Clay Street, Suite 3300, Houston, Texas 77002, and its telephone number at that address is (713) 328-3000.

ILX Target Entities

Each of the ILX Target Entities (defined below) was formed as a Delaware limited liability company by an ILX Seller, each of which is an affiliate of Riverstone Holdings, and each of the ILX Target Entities is currently a wholly owned subsidiary of an ILX Seller. Each of the ILX Target Entities was formed to hold interests in producing oil and gas assets and/or exploration prospects and acreage in the U.S. Gulf of Mexico. Each of the ILX Target Entities is currently managed on behalf of the ILX Sellers by Ridgewood Energy Corporation, a Delaware corporation (“Ridgewood”). The ILX Target Entities are as follows:

•

ILX Prospect Beta, LLC; ILX Prospect Caddis, LLC; ILX Prospect Diller, LLC; ILX Prospect Marmalard, LLC; ILX Prospect Niedermeyer, LLC; ILX Prospective Leases, LLC; and ILX I Sales & Transport, LLC (collectively, the “ILX I Target Entities”);

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ILX Prospect Alfalfa South, LLC; ILX Prospect Barataria, LLC; ILX Prospect Claiborne, LLC; ILX Prospect Crown & Anchor, LLC; ILX Prospect Dantzler, LLC; ILX Prospect MC 79, LLC; ILX Prospect Odd Job, LLC; ILX Prospect Ourse, LLC; ILX Prospect Rockefeller, LLC; ILX Prospect South Santa Cruz, LLC; ILX Prospective Leases II, LLC; and ILX II Sales & Transport, LLC (collectively, the “ILX II Target Entities”); and

•

ILX Prospect Allyrion, LLC; ILX Prospect Aqua Velva Man, LLC; ILX Prospect BCG, LLC; ILX Prospect Blutarsky, LLC; ILX Prospect Cayenne, LLC; ILX Prospect Coq au Vin, LLC; ILX Prospect Cornius, LLC; ILX Prospect Doberge, LLC; ILX Prospect Hammer, LLC; ILX Prospect Jaws, LLC; ILX Prospect Longclaw, LLC; ILX Prospect Maurepas, LLC; ILX Prospect Moccasin, LLC; ILX

Prospect Ponchatoula, LLC; ILX Prospect Serpent, LLC; ILX Prospect Tchoupitoulas, LLC; ILX Prospect Telluride, LLC; and ILX Prospect Zephyrus, LLC (collectively, the “ILX III Target Entities” and together with the ILX I Target Entities and the ILX II Target Entities, the “ILX Target Entities”).

ILX Sellers

ILX Holdings was formed on July 27, 2010 and is currently the sole member of each of the ILX I Target Entities. ILX Holdings II was formed on January 16, 2013 and is currently the sole member of each of the ILX II Target Entities. ILX Holdings III was formed on August 7, 2015 and is currently the sole member of each of the ILX III Target Entities. Each of the ILX Sellers is an affiliate of Riverstone Holdings, which is officed at 712 Fifth Avenue, 36th Floor, New York, New York 10019, and has a telephone number of (212) 993-0076.

Castex Target Entities

GOME 1271 LLC, a Delaware limited liability company (“GOME 1271”), was formed on January 13, 2011 by Lehman Commercial Paper, Inc. a Delaware corporation, as its sole member. Through a series of transactions over time, GOME 1271 is currently wholly owned by Castex 2014, an affiliate of Riverstone Holdings. GOME 1271 was formed to hold interests in the U.S. Gulf of Mexico producing oil and gas assets or exploration prospects and acreage, or both, as well as certain other offshore and onshore oil and gas assets.

Dorado Deep GP, LLC, a Delaware limited liability company (“Dorado Deep” and together with GOME 1271, the “Castex Target Entities,” and the Castex Target Entities, together with the ILX Target Entities and in each case the assets and operations acquired therewith, the “Target Assets”), was formed on January 29, 2010 by Castex Energy, Inc. and Dorado Deep, Inc. as its members. Through a series of transactions over time, Dorado Deep is currently wholly owned by Castex 2016, an affiliate of Castex Energy, Inc. Dorado Deep was formed to hold interests in the U.S. Gulf of Mexico producing oil and gas assets or exploration prospects and acreage, or both, as well as certain other offshore and onshore oil and gas assets.

Castex Sellers

Castex 2014 was formed on April 10, 2014 as a Delaware limited liability company and is currently the sole member of GOME 1271. Castex 2014 is an affiliate of Riverstone Holdings, which is officed at 712 Fifth Avenue, 36th Floor, New York, New York 10019, and has a telephone number of (212) 993-0076. Castex 2016 was formed on March 10, 2016 as a Delaware limited partnership and is currently the sole member of Dorado Deep. Castex 2016 is not an affiliate of Riverstone Holdings. Castex 2016 is officed at 333 Clay Street, Suite 2900, Houston, Texas 77002, and has a telephone number of (281) 878-0087.

Please see the section of this Information Statement entitled “The Parties” beginning on page 19.

The Transactions

On December 10, 2019, the Company and Talos Production entered into separate Purchase Agreements with each of the Sellers. On February 28, 2020, the Company, Talos Production and the Sellers consummated the Acquisitions pursuant to the Purchase Agreements. Pursuant to the Purchase Agreements, among other things, Talos Production acquired all of the issued and outstanding limited liability company interests in the Target Assets for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate of 110,000 Preferred Shares, issued to the Riverstone Sellers at the closing. At signing, Talos Production delivered into escrow the Deposit required under each Purchase Agreement, which was applied at closing towards the cash component of the purchase price under each Purchase Agreement. The Purchase Agreements have an effective time of 12:00 a.m., Central Time, on July 1, 2019.

Please see the section of this Information Statement entitled “The Transactions” beginning on page 21.

Certificate of Designation and Conversion

On February 27, 2020, the Company adopted the Certificate of Designation to provide for the issuance of 110,000 Preferred Shares. On the terms and subject to the conditions set forth in the Certificate of Designation, each share of Series A Convertible Preferred Stock will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to the Conversion. The Series A Convertible Preferred Stock have no voting rights, except as otherwise expressly required by law, and the consent of holders thereof shall not be required for taking of any corporate action, except for any voting rights (including with respect to corporate actions) required by the DGCL or our Amended and Restated Certificate of Incorporation (our “Charter”); provided, however, the holders of Series A Convertible Preferred Stock have the right to vote as a class on any increase or decrease in the authorized shares of Series A Convertible Preferred Stock. The Conversion has been approved by the Majority Stockholders.

Please see the section of this Information Statement entitled “Series A Convertible Preferred Stock; Certificate of Designation” beginning on page 55.

Related Agreements

Registration Rights Agreement Amendment

The Company, ILX Holdings, ILX Holdings II, ILX Holdings III and Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership and designee of Castex 2014, entered into Amendment No. 1 to the Registration Rights Agreement at closing, by and among the Company and the parties set forth on the signature pages thereto (the “Registration Rights Agreement Amendment”) to the Registration Rights Agreement, dated as of May 10, 2018 (the “Original Registration Rights Agreement,” and, as amended by the Registration Rights Agreement Amendment, the “Registration Rights Agreement”), by and between the Company and certain holders of its Common Stock party thereto. The Registration Rights Agreement Amendment adds each of the Riverstone Sellers (or one or more of its designated affiliates) as parties to the Registration Rights Agreement and provides such parties with customary registration rights with respect to the Preferred Shares (and Conversion Shares) that were received by the Riverstone Sellers at closing.

Please see the section of this Information Statement entitled “Agreements Related to the Transactions — Registration Rights Agreement Amendment” beginning on page 56.

Joinder and Amendment

On December 10, 2019, in connection with the entry into the Purchase Agreements, the Company, Talos Production and certain other direct and indirect subsidiaries of the Company and Talos Production entered into a Joinder, Commitment Increase Agreement, Second Amendment to Credit Agreement, Borrowing Base Redetermination Agreement and Amendment to Other Credit Documents (the “Joinder and Amendment”), which amended the Credit Agreement, dated as of May 10, 2018 (as amended, restated, amended and restated, or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, Talos Production, JPMorgan Chase Bank, N.A., as administrative agent, the issuing banks, the lenders party thereto and the other persons from time to time party thereto, in order to (i) effective as of December 11, 2019, (a) increase the commitments of certain lenders party thereto prior to such date and join certain financial institutions as additional lenders (such lenders and additional lenders, collectively, the “Current Lenders”) such that, after giving effect to such joinders and new or increased commitments, the aggregate commitments thereunder increased from $850.0 million to $950.0 million and (b) increase the borrowing base from $850.0 million to $950.0 million, (ii) conditioned and effective upon consummation of the Transactions and certain other conditions, (a) increase the commitments of each of the Current Lenders such that, after giving effect to increased commitments, the aggregate commitments thereunder will be increased from $950.0 million to $1.15 billion and (b) increase the borrowing base from $950.0 million to $1.15 billion and (iii) amend certain other provisions of the Credit Agreement as more specifically set forth in the Joinder and Amendment.

The increase in commitments and borrowing base, pursuant to the Joinder and Amendment, occurred at closing.

Please see the section of this Information Statement entitled “Agreements Related to the Transactions — Joinder and Amendment” beginning on page 56.

Stockholders’ Agreement Amendment

The Company and the Riverstone Sellers entered into the Stockholders’ Agreement Amendment on February 24, 2020, by and among the Company and the parties set forth on the signature pages thereto (the “Stockholders’ Agreement Amendment”) to amend that certain Stockholders’ Agreement, dated as of May 10, 2018, by and between the Company and the parties set forth on the signature pages thereto (the “Original Stockholders’ Agreement,” and as amended by the Stockholders’ Agreement Amendment, the “Stockholders’ Agreement”), to, among other things, add each of the Riverstone Sellers (or one or more of its designated affiliates) as parties to the Stockholders’ Agreement and provide that for purposes of determining whether the Riverstone Sellers and their affiliates continue to satisfy certain stock ownership requirements necessary to retain their rights to nominate directors to Talos’ Board, the Series A Convertible Preferred Stock owned by the Riverstone Sellers will be counted towards such ownership requirements on an as converted basis. The Stockholders’ Agreement became effective at closing.

Please see the section of this Information Statement entitled “Agreements Related to the Transactions — Stockholders’ Agreement Amendment” beginning on page 56.

Board Approval; Reasons for the Transactions

The Board, with certain directors affiliated with Riverstone Holdings recused from deliberations, approved the Transactions and deemed the Transactions to be fair to, and in the best interests of, the Company and its stockholders.

For a discussion of the material factors that the Board considered in determining to approve the Transactions, please see the section of this Information Statement entitled “The Transactions — Reasons for the Transactions” beginning on page 24.

Opinion of Guggenheim Securities, LLC

Guggenheim Securities, LLC (“Guggenheim Securities”) rendered the opinion described below on December 10, 2019, based on the terms of the Original Purchase Agreements, which was prior to the date of certain amendments (the “Riverstone Purchase Agreement Amendments”) to the Riverstone Purchase Agreements on February 24, 2020. Pursuant to the Original Purchase Agreements, the equity consideration payable to the Riverstone Sellers consisted of an aggregate 11 million shares of Common Stock (the “Original Equity Consideration”).

Talos retained Guggenheim Securities as its financial advisor in connection with Talos’ possible acquisition of all or a portion of ILX Holdings, ILX Holdings II, those non-primary leases of ILX Holdings III that ILX Holdings III wishes to sell and Talos wishes to acquire, Castex 2014 and Castex 2016. In connection with the Transactions, Guggenheim Securities rendered an opinion to the Board to the effect that, as of December 10, 2019 and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the aggregate consideration consisting of, subject to certain negotiated adjustments, (x) the Original Equity Consideration and (y) $385,000,000 in cash (which is referred to, collectively, as the “Total Purchase Price”) was fair, from a financial point of view, to Talos. The full text of Guggenheim Securities’ written opinion, which is attached as Annex F to this Information Statement and which you should read carefully and in its entirety, is subject to the assumptions, limitations, qualifications and other conditions contained in such opinion and is necessarily based on economic, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion.

Guggenheim Securities’ opinion was provided to the Board (in its capacity as such) for its information and assistance in connection with its evaluation of the Total Purchase Price. Pursuant to the terms of the Acquisitions, the Total Purchase Price will be adjusted so that the Acquisitions will be effective as of July 1, 2019 (which is referred to as the “Effective Date Adjustment”) and to reflect certain additional matters as provided in the Purchase Agreements (which is referred to as the “Additional Adjustments”). Guggenheim Securities’ opinion and any materials provided in connection therewith did not constitute a recommendation to the Board with respect to the Acquisitions, nor does Guggenheim Securities’ opinion or the summary of its underlying financial analyses elsewhere in this Information Statement constitute advice or a recommendation to any holder of Common Stock as to how to act in connection with the Acquisitions or otherwise. Guggenheim Securities’ opinion addresses only the fairness, from a financial point of view and as of the date of such opinion, of the Total Purchase Price to Talos to the extent expressly specified in such opinion and does not address any other term, aspect or implication of the Acquisitions (including, without limitation, the form or structure of the Acquisitions), the Original Purchase Agreements or any voting and support agreement or any other agreement, transaction document or instrument contemplated by the Original Purchase Agreements or to be entered into or amended in connection with the Acquisitions.

For a description of the opinion that the Board received from Guggenheim Securities, see “The Transactions — Opinion of Guggenheim Securities, LLC” beginning on page 30.

Approval of the Conversion; Record Date; Action by Stockholder Consent

On February 24, 2020, certain funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (collectively, the “Apollo Funds”) and certain entities controlled or affiliated with Riverstone Energy Partners V, L.P. (collectively, the “Riverstone Funds” and, together with the Apollo Funds, the “Majority Stockholders”) delivered to the Company an irrevocable written consent (the “Written Consent”) approving the Conversion. As of February 24, 2020, the Majority Stockholders held shares of Common Stock representing approximately 62.9% of the voting power of all outstanding shares of Common Stock. Accordingly, the approval of the Conversion by the Company’s stockholders was effected in accordance with the Amended and Restated Bylaws of the Company (“Amended and Restated Bylaws”), the General Corporation Law of the State of Delaware (the “DGCL”) and the NYSE rules and regulations. No further approval of the stockholders of the Company under the DGCL or NYSE rules and regulations is required to approve the Conversion. As a result, the Company has not solicited and will not be soliciting your vote for the Conversion and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Conversion.

Federal securities laws state that the Conversion may not be completed until 20 days after the date of mailing of this Information Statement to the Company’s stockholders. Therefore, notwithstanding the execution and delivery of the Written Consent (which was obtained concurrently with the execution of the amendments to the Riverstone Purchase Agreements), the Conversion will not occur until that time has elapsed. The Acquisitions closed on February 28, 2020, subject to certain government regulatory reviews and approvals and the satisfaction of the other conditions to closing in the Purchase Agreements.

This Information Statement shall constitute notice to you from the Company that the Conversion has been adopted by the holders of a majority of the voting power of the Common Stock by Written Consent in lieu of a special meeting in accordance with the DGCL.

Conditions to the Parties’ Obligations under the Purchase Agreements

The Acquisitions closed on February 28, 2020, upon the satisfaction of customary closing conditions, including:

•	subject to specified materiality standards, the accuracy of the applicable counterparty’s representations and warranties in the Purchase Agreements;

•	the applicable counterparty’s performance or compliance in all material respects with the covenants contained in the Purchase Agreements;

•	the absence of certain legal matters prohibiting the Acquisitions;

•	the purchase price condition described above;

•	the counterparty being ready to deliver the closing deliverables;

•	the expiration or termination of applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or any foreign antitrust law; and

•	the Conversion Shares being authorized for listing on the NYSE.

The consummation of each of the Riverstone Acquisitions was cross conditioned on the closing of each of the other Riverstone Acquisitions. The consummation of the Castex 2016 Acquisition was conditioned on the closing of each of the Riverstone Acquisitions.

In addition, before the closing of the Acquisitions, Talos Production conducted due diligence to assess the aggregate dollar value of any title and environmental defects, preferential purchase rights and certain consents. If the aggregate value of these matters, together with certain casualty losses, had equaled or exceeded 20% of the Unadjusted Purchase Price (as defined in the applicable Purchase Agreement) under each Purchase Agreement, each of Talos Production and the applicable Seller in such Purchase Agreement had the right to decline to close.

Please see the section of this Information Statement entitled “The Purchase Agreements — Conditions to the Acquisitions” beginning on page 52.

Regulatory Approvals

The consummation of the Acquisitions was subject to review under the HSR Act. As described below in the section entitled “The Purchase Agreements — Conditions to the Acquisitions,” the obligations of the Company and the Sellers to effect the Acquisitions were subject to the expiration or termination of the waiting period (and any extension thereof) applicable to the Acquisitions under the HSR Act.

On December 20, 2019, the parties filed a Notification and Report Form with the Department of Justice (the “DOJ”) and the FTC, and requested early termination of the applicable waiting periods thereunder. On January 7, 2020, the parties received early termination of the applicable waiting periods under the HSR Act.

Please see the sections of this Information Statement entitled “The Transactions — Regulatory Approvals Required for the Acquisitions” beginning on page 45 and “The Purchase Agreements — HSR Filing” beginning on page 50.

Termination

The termination provisions of each of the Purchase Agreements are as follows: (i) if any Purchase Agreement had been terminated by Talos Production as a result of the applicable Seller’s willful breach or failure to consummate the applicable Acquisition by a specified outside date when the Seller’s conditions to closing had been satisfied and Talos Production had been ready, willing and able to close the applicable Acquisition, Talos Production would have been entitled to, at its option, obtain specific performance of the Seller to consummate the applicable Acquisition or receive the Deposit and recover its actual damages up to an amount not to exceed the Deposit and (ii) if any Purchase Agreement had been terminated by the applicable Seller as a result of Talos Production’s willful breach or failure to consummate the applicable Acquisition by a specified outside date when Talos Production’s conditions to closing had been satisfied and the Seller had been ready, willing and able to close the applicable Acquisition, then the Seller would have been entitled to, at its option, obtain specific performance of Talos Production to consummate the applicable Acquisition or receive the Deposit as liquidated damages.

Please see the section of this Information Statement entitled “The Purchase Agreements — Termination” beginning on page 53.

Material U.S. Federal Income Tax Consequences

The Acquisitions are intended to be treated as a purchase of assets or interests in entities treated as partnerships for U.S. federal (and applicable state and local) income tax purposes, and the parties generally agreed to report consistently with such treatment.

Accounting Treatment of the Acquisitions

The Acquisitions will be accounted for as a business combination in accordance with the accounting principles generally accepted in the United States of America (“GAAP”) with Talos treated as the “acquirer” of the Target Assets for financial reporting purposes. Accordingly, the assets and liabilities of Target Assets will be recorded, as of the completion of the Acquisitions, at their respective fair values, with the excess of purchase price over the fair value of the identifiable net assets recorded as goodwill. The reported financial condition and results of operations of Talos issued prior to the completion of the Acquisitions will only reflect the assets, liabilities, and results of operations of Talos Energy Inc. The assets, liabilities, and results of operations of the Target Assets will only be reflected from the date of the Acquisitions.

Please see the section of this Information Statement entitled “The Transactions — Accounting Treatment of the Acquisitions” beginning on page 45.

Additional Information

You can find more information about the Company in the periodic reports and other information we file with the SEC. Such information is available at the website maintained by the SEC at www.sec.gov.

Please see the section of this Information Statement entitled “Where You Can Find Additional Information” beginning on page 178.

Recent Developments

Amendments to the Purchase Agreements

On February 24, 2020, the Riverstone Sellers and Talos entered into the Riverstone Purchase Agreement Amendments, which amendments were generally entered into in order to permit the parties to close the Acquisitions earlier than they otherwise would have been able to. The Riverstone Purchase Agreement Amendments, among other things, replaced the Original Equity Consideration with an aggregate 110,000 Preferred Shares, which has an agreed economic value equivalent to that of the Original Equity Consideration. Subject to the conditions set forth in the Certificate of Designation, each share of Series A Convertible Preferred Stock will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of a definitive Information Statement on Schedule 14C relating to the Conversion. The aggregate number of shares of Common Stock issuable upon the Conversion equals 11 million shares of Common Stock, equivalent to the Original Equity Consideration. The Riverstone Purchase Agreement Amendments are intended to have no material economic impact on the parties. Please see “Description of Capital Stock — Preferred Stock” for a description of the terms of the Series A Convertible Preferred Stock.

On February 28, 2020, the Company, Talos Production and the Sellers consummated the Acquisitions pursuant to the Purchase Agreements. In contemplation of the closing of the Acquisitions, the Company adopted the Certificate of Designation on February 27, 2020. Further, in connection with the closing of the Acquisitions, the Company and each of the parties set forth on the signature pages thereto, entered into the Registration Rights Agreement Amendment.

Selected Historical Consolidated Financial Data of Talos

The following table sets forth the selected consolidated historical financial data of Talos as of and for the periods ended on the dates indicated below. The selected historical statement of operations data for the years ended December 31, 2018, 2017 and 2016 and the selected historical balance sheet data as of December 31, 2018 and 2017, have been derived from our audited consolidated financial statements and related notes that are included elsewhere in this Information Statement. The selected historical statement of operations data for the years ended December 31, 2015 and 2014, and the selected historical balance sheet data as of December 31, 2016, 2015 and 2014 have been derived from our audited consolidated financial statements that have not been included in this Information Statement. Our consolidated financial statements have been prepared in accordance with GAAP. The Company’s financial results are not necessarily indicative of our future operations or future financial results. The data presented below is only a summary and is not necessarily indicative of our future operations nor does it include the effects of the Transactions. You should read this financial information in conjunction with our consolidated financial statements, the notes thereto, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Talos” in this Information Statement.

On May 10, 2018, the Company consummated the transactions contemplated by that certain Transaction Agreement, dated as of November 21, 2017 (the “Stone Transaction Agreement”), pursuant to which, among other things, each of Stone Energy Corporation (“Stone”), Talos Production LLC, a Delaware limited liability company (“Talos Production LLC”) and Talos Energy LLC, a Delaware limited liability company (“Talos Energy LLC”) became wholly owned subsidiaries of the Company (the “Stone Combination”). Prior to the closing of the Stone Combination (the “Stone Closing”), the Company had not conducted any material activities other than those incident to its incorporation and certain matters contemplated by the Stone Transaction Agreement. Talos Energy LLC is the acquirer of Stone for financial reporting and accounting purposes and was considered the accounting acquirer under GAAP. Accordingly, the selected consolidated historical financial data presented in the table below, which covers periods prior to the Stone Closing, reflects the assets, liabilities and operations of Talos Energy LLC prior to the Stone Closing and does not reflect the assets, liabilities and operations of Stone prior to the Stone Closing. In addition, we incurred material costs associated with the Stone Transaction Agreement that are reflected in our historical results of operations for periods prior to the Stone Closing, and Talos Energy LLC did not incur United States federal income tax expense or the incremental expense associated with being a public company.

	Year Ended December 31,					Nine Months Ended September 30,
	2018(1)	2017(1)	2016(1)	2015	2014	2019(1)	2018(1)
Consolidated statements of operations data:
Revenues:
Oil revenue	$781,815	$344,781	$197,583	$244,167	$473,900	$624,486	$555,954
Natural gas revenue	73,610	48,886	42,705	55,026	63,201	41,738	49,364
NGL revenue	35,863	16,658	9,532	10,523	18,269	15,095	27,306
Other	—	2,503	8,934	5,890	6,205	13,061	—

Total revenue	$891,288	$412,828	$258,754	$315,606	$561,575	$694,380	$632,624
Operating income (loss)	$253,129	$45,300	$(80,679)	$(777,651)	$109,110	$166,124	$179,156
Net income (loss)	$221,540	$(62,868)	$(208,087)	$(646,685)	$309,419	$58,425	$(84,746)
Net income (loss) per common share:
Basic	$4.81	$(2.01)	$(7.99)	$(26.20)	$15.20	$1.08	$(1.96)
Diluted	$4.81	$(2.01)	$(7.99)	$(26.20)	$15.20	$1.07	$(1.96)
Weighted average common shares outstanding:
Basic	46,058	31,244	26,036	24,685	20,358	54,178	43,329
Diluted	46,061	31,244	26,036	24,685	20,358	54,364	43,329

Consolidated balance sheets data (at period end):
Total assets	$2,479,986	$1,239,293	$1,212,298	$1,194,842	$1,697,240	$2,611,885	$2,357,147
Total debt(2)	$655,304	$697,558	$701,175	$690,178	$595,492	$697,192	$654,759
Stockholders’ equity (deficit)	$1,007,496	$(54,087)	$6,986	$120,895	$690,502	$1,074,824	$699,764

(1)	For more information see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Talos” located elsewhere in this Information Statement.
(2)

In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The amendment changes the presentation of long-term debt issuance costs in the financial statements, and was adopted by Talos during the first quarter of 2016 and applied retrospectively to December 31, 2015 and 2014 as presented above.

Combined Selected Historical Financial Data of ILX Holdings and ILX Holdings II

The following table sets forth on a combined basis the selected consolidated historical financial data as of and for the periods ended on the dates indicated below for ILX Holdings and ILX Holdings II. Any intercompany balances and transactions are eliminated in combination. As ILX III Target Entities had only nominal historical revenues during the periods presented, no historical information regarding ILX Holdings III’s financial position or results of operations has been included in the combined selected historical financial data set forth in the table below, and no historical financial statements of ILX Holdings III have been included elsewhere in this Information Statement.

The selected historical statement of operations data for the years ended December 31, 2018, 2017 and 2016, and the selected historical balance sheet data as of December 31, 2018 and 2017 have been derived from ILX Holdings’ and ILX Holdings II’s audited consolidated financial statements, which are included elsewhere in this Information Statement. The selected historical statements of operations for the nine months ended September 30, 2019 and 2018, and the selected historical balance sheet data as of September 30, 2019 have been derived from ILX Holdings’ and ILX Holdings II’s unaudited interim consolidated financial statements, which are included elsewhere in this Information Statement. ILX Holdings’ and ILX Holdings II’s consolidated financial statements have been prepared in accordance with GAAP. The data presented below is only a summary and is not necessarily indicative of future operations nor does it include the effects of the Transactions. You should read this financial information in conjunction with ILX Holdings’ and ILX Holdings II’s consolidated financial statements, the notes thereto, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” in this Information Statement.

	Year Ended December 31,			Nine Months Ended September 30,
	2018	2017	2016	2019	2018
	(in thousands)
Consolidated statements of operations data:
Revenues:
Oil and gas revenue	$216,771	$184,541	$126,959	$202,303	$153,809
Overriding royalty interest revenue	5,022	5,244	4,167	3,629	3,747
Other revenue	181	—	—	511	—

Total revenue	$221,974	$189,785	$131,126	$206,443	$157,556
Income (loss) from operations	$43,962	$(18,500)	$(52,660)	$41,630	$34,455
Net income (loss)	$40,241	$(41,464)	$(51,378)	$46,206	$(2,791)
Consolidated balance sheets data (at period end):
Total assets	$658,941	$703,028		$634,945
Total debt	$—	$—		$—
Total Members’ capital	$619,569	$650,928		$589,375

Summary Selected Unaudited Pro Forma Combined Financial Information

The following selected unaudited pro forma condensed combined financial information has been prepared to reflect the effects of the Transactions and related financing on the financial statements of the Company. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018, respectively, combine the historical consolidated statements of operations of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers, and are presented as if the Transactions and related financing had been consummated on January 1, 2018. The unaudited pro forma condensed combined balance sheet combines the historical condensed consolidated balance sheets of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers, and are presented as if the Transactions and related financing has been consummated on September 30, 2019.

The following selected unaudited pro forma combined consolidated financial information is not necessarily indicative of the results that might have occurred had the Transactions and related financing taken place on January 1, 2018, for statement of operations purposes, or on September 30, 2019, for balance sheet purposes, and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” included elsewhere in this Information Statement. The following selected unaudited pro forma combined consolidated financial information should be read in conjunction with the section entitled “Unaudited Pro Forma Combined Financial Statements” and related notes included in this Information Statement.

	Nine Months Ended September 30, 2019	Year Ended December 31, 2018
	(in thousands, except per share amounts)
Pro Forma Statement of Operations Data
Total revenue	$940,272	$1,147,008
Net income	$125,242	$321,780
Net income per common share, basic	$1.92	$5.64
Net income per common share, diluted	$1.92	$5.64

As of September 30, 2019
(in thousands)
Pro Forma Balance Sheet Data
Cash and cash equivalents	$62,718
Total assets	$3,329,466
Long-term debt	$1,050,442
Total stockholders’ equity	$1,347,495

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS

The following questions and answers are intended to briefly address some commonly asked questions regarding the Transactions. These questions and answers may not address all questions that may be important to you as a stockholder. You should read the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to in this Information Statement.

Q:	Why am I receiving this Information Statement?

A:

On December 10, 2019, the Company and Talos Production entered into the Purchase Agreements with the Sellers. On February 24, 2020, the Company and Talos Production entered into the Riverstone Purchase Agreement Amendments. Pursuant to the Purchase Agreements, an aggregate 110,000 Preferred Shares were issued to the Riverstone Sellers at closing. Each share of Series A Convertible Preferred Stock will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to such Conversion. On February 24, 2020, the Majority Stockholders approved the Conversion, as required by Section 312.03 of the New York Stock Exchange Listed Company Manual and in accordance with our Amended and Restated Bylaws and the DGCL. Applicable rules of the NYSE and certain securities regulations require us to provide you with information regarding the Conversion, even though your vote or consent is neither required nor requested to complete the Conversion. On February 28, 2020, the Company, Talos Production and the Sellers consummated the Acquisitions pursuant to the Purchase Agreements.

Q:	What transactions were effected pursuant to the Purchase Agreements and what was the aggregate consideration?

A:

At the closing of the Acquisitions, pursuant to the Purchase Agreements, among other things, Talos Production acquired the Target Assets for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate of 110,000 Preferred Shares issued to the Riverstone Sellers.

Q:	What are the Target Assets acquired in connection with the Acquisitions?

A:

The Target Assets represent all producing assets, primary term acreage and prospects of ILX Holdings, all producing assets and certain primary term acreage and prospects of ILX Holdings II, certain primary term acreage and prospects of ILX Holdings III and certain subsidiaries of the Castex Sellers. The Target Assets produced approximately 19 MBoepd during the third quarter of 2019, consisting of approximately 65% oil and over 70% liquids, and had proved reserves of approximately 46.2 MMBoe as of December 31, 2018.

Q:	What are the terms of the Preferred Stock Issuance and the Conversion?

A:

Pursuant to the Purchase Agreements, an aggregate 110,000 Preferred Shares were issued by the Company to the Riverstone Sellers at the closing of the Riverstone Acquisitions, representing an agreed price per underlying Conversion Share of approximately $22.73. The Preferred Stock Issuance was made, and the Conversion will be made, in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) thereunder, as promulgated by the SEC under the Securities Act. Talos has agreed to list the Conversion Shares on the NYSE and entered into the Registration Rights Agreement Amendment to provide for the registered resale of the Preferred Shares and the Conversion Shares at the closing of the Acquisitions. Please see “Certain Relationships and Related Party Transactions” in this Information Statement for additional information regarding the Registration Rights Agreement Amendment.

Q:	What were the conditions to closing of the Acquisitions?

A:

The Acquisitions closed on February 28, 2020, upon the satisfaction of customary closing conditions, including (i) subject to specified materiality standards, the accuracy of the applicable counterparty’s representations and warranties in the Purchase Agreements, (ii) the applicable counterparty’s performance or compliance in all material respects with the covenants contained in the Purchase Agreements, (iii) the absence of certain legal matters prohibiting the Acquisitions, (iv) the purchase price condition described above, (v) the counterparty being ready to deliver the closing deliverables, (vi) the expiration or termination of applicable waiting periods under the HSR Act or any foreign antitrust law and (vii) the Conversion Shares being authorized for listing on the NYSE.

In addition, before the closing of the Acquisitions, Talos Production conducted due diligence to assess the aggregate dollar value of any title and environmental defects, preferential purchase rights and certain consents. If the aggregate value of these matters, together with certain casualty losses, had equaled or exceeded 20% of the Unadjusted Purchase Price under each Purchase Agreement (as defined in the applicable Purchase Agreement), each of Talos Production and the applicable Seller in such Purchase Agreement had the right to decline to close.

The consummation of each of the Riverstone Acquisitions were cross conditioned on the closing of each of the other Riverstone Acquisitions. The consummation of the Castex 2016 Acquisition was conditioned on the closing of each of the Riverstone Acquisitions.

The closing conditions were satisfied at the closing of the Acquisitions on February 28, 2020.

Q:	Did Talos obtain new financing in connection with the Transactions or otherwise modify the terms of its existing sources of financing?

A:

The Company funded the cash portion of the consideration related to the Transactions with existing sources of liquidity. However, on December 10, 2019, in connection with the entry into the Purchase Agreements, the Company, Talos Production and certain other direct and indirect subsidiaries of the Company and Talos Production entered into the Joinder and Amendment, which amended the Credit Agreement, dated as of May 10, 2018 (as previously amended and as further amended by the Joinder and Amendment) among the Company, Talos Production, JPMorgan Chase Bank, N.A., as administrative agent, the issuing banks, the lenders party thereto and the other persons from time to time party thereto, in order to (i) effective as of December 11, 2019, (a) increase the commitments of the Current Lenders such that, after giving effect to such joinders and new or increased commitments, the aggregate commitments thereunder was increased from $850.0 million to $950.0 million and (b) increase the borrowing base from $850.0 million to $950.0 million, (ii) conditioned and effective upon consummation of the Transactions and certain other conditions, (a) increase the commitments of each of the Current Lenders such that, after giving effect to increased commitments, the aggregate commitments thereunder will be increased from $950.0 million to $1.15 billion and (b) increase the borrowing base from $950.0 million to $1.15 billion and (iii) amend certain other provisions of the Credit Agreement and certain other credit documents as more specifically set forth in the Joinder and Amendment.

The increase in commitments and borrowing base, pursuant to the Joinder and Amendment, occurred at closing.

Q:	What equity stake will Riverstone and the Majority Stockholders, respectively, hold in the Company following the Transactions?

A:

It is anticipated that, following the Transactions, Riverstone Holdings and its affiliates, including the Riverstone Sellers (each collectively with the Riverstone Funds (as defined below) (collectively, “Riverstone”), will have an approximate 39.8% equity stake in the Company and the Majority Stockholders (including Riverstone) will own an approximate 75.2% equity stake in the Company.

Q:	What are the relationships between the parties to the Purchase Agreements?

A:

The Sellers consist of the following parties: (i) ILX Holdings, LLC, (ii) ILX Holdings II, LLC, (iii) ILX Holdings III LLC, (iv) Castex Energy 2014, LLC (each a controlled affiliate of Riverstone Holdings) and (v) Castex Energy 2016, LP. As of December 10, 2019, the Riverstone Funds, an affiliate of Riverstone Holdings, (i) beneficially owned and possessed voting power over approximately 27.5% of the issued and outstanding Common Stock. Pursuant to the Stockholders’ Agreement, the Riverstone Funds currently have (i) the right to designate two (2) persons for nomination by the Board for election to the Board (a “Riverstone Director”) and (ii) the collective right, together with certain funds and other alternative investment vehicles managed by the Apollo Funds, to designate two (2) additional persons for nomination by the Board for election to the Board (a “Joint Director”). Two (2) Riverstone Directors and one (1) Joint Director currently serve on the Board.

In addition, affiliates of the Riverstone Sellers are party to certain other agreements with Talos. For additional information regarding such agreements and relationships, see “Certain Relationships and Related Party Transactions” elsewhere in this Information Statement.

Q:	When did the Acquisitions close? When is the Conversion expected to occur?

A:

The Acquisitions closed on February 28, 2020, subject to certain government regulatory reviews and approvals and the satisfaction of the other conditions to closing in the Purchase Agreements. The Conversion will occur immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to the Conversion.

Q:	Why did the Board approve the Transactions and what factors did the Board consider in evaluating the Transactions?

A:	After careful consideration and evaluation of the Transactions, our Board approved and declared advisable the Transactions.

In evaluating the Transactions, the Board, with certain directors affiliated with Riverstone Holdings recused from deliberations, consulted with the senior management of the Company, as well as representatives of Guggenheim Securities. In the course of making the determination that the Transactions are fair to, and in the best interests of, the Company and its stockholders, approving and declaring advisable the Transactions and recommending that the holders of Common Stock vote in favor of approving the Conversion through the Written Consent, the Board considered numerous factors, including the following material factors and benefits of the Transactions:

•	the Board’s expectation that the Transactions would materially increase Talos’ production and proved developed reserves compared to Talos on a stand-alone basis;

•

the Board’s belief that the Transactions would result in a meaningful increase in Talos’ free cash flow, compared to its operations on a stand-alone basis, which would improve future optionality for investing in value-accretive projects and optimizing Talos’ balance sheet; and

•	the expected benefits associated with a large increase in inventory associated with the Target Assets, including the reduction in asset concentration risk.

The foregoing factors are some of the principal factors considered by the Board. The Board did not assign relative weights to the factors it considered or determine that any factor was of particular importance. For a discussion of the factors that the Board considered in determining to approve the Transactions, please see the section of this Information Statement entitled “The Transactions — Reasons for the Transactions.”

Q:	Is the approval of stockholders necessary to approve the Conversion? Why am I not being asked to vote on the Conversion?

A:

The approval of the Conversion, as required by Section 312.03 of the NYSE Listed Company Manual, requires approval by the Board and a majority of the outstanding shares of the Common Stock voting as a single class. Pursuant to the DGCL, stockholder approval may be had at a stockholders’ meeting or by written consent in lieu of a stockholders’ meeting.

On February 24, 2020, the Majority Stockholders delivered to the Company the Written Consent approving the Conversion. As of February 24, 2020, the Majority Stockholders held shares of Common Stock representing 62.9% of the voting power of all outstanding shares of Common Stock. Accordingly, the approval of the Conversion by the Company’s stockholders was effected in accordance our Amended and Restated Bylaws, the DGCL and the NYSE rules and regulations.

We are also subject to Rule 312.03 of the NYSE Listed Company Manual (“Rule 312”), which requires that we obtain stockholder approval in certain circumstances, including before issuing shares of Common Stock in excess of 20% of our outstanding Common Stock prior to such issuance and before issuing shares of common stock to Related Parties (as defined in the NYSE Listed Company Manual) in excess of 1% (or 5% in the case of a person that is a Related Party (as defined in the NYSE Listed Company Manual) solely by reason of being a substantial security holder) of our outstanding Common Stock prior to such issuance. The number of votes held by the Majority Stockholders is sufficient to satisfy the stockholder vote requirement under Rule 312 for these actions and consequently; therefore, no additional votes will be needed to approve these Transactions.

No further approval of the stockholders of the Company is required to approve the Conversion. As a result, the Company has not solicited and will not be soliciting your vote for the approval of the Conversion and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Conversion.

Q:	What are the U.S. federal income tax consequences of the Acquisitions?

A:

The Acquisitions are intended to be treated as a purchase of assets or interests in entities treated as partnerships for U.S. federal (and applicable state and local) income tax purposes, and the parties generally agreed to report consistently with such treatment.

Q:	What is householding and how does it affect me?

A:

The SEC permits companies to send a single set of certain disclosure documents to stockholders who share the same address and have the same last name, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate set of disclosure documents. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householding mailing and you would like to have additional copies of this Information Statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by phone at (713) 328-3000 or by mail to Talos Energy Inc., 333 Clay Street, Suite 3300, Houston, Texas 77002. We will promptly send additional copies of this Information Statement upon receipt of such request.

Q:	Who can help answer my questions?

A:

If you have questions about the Transactions after reading this Information Statement, please contact the Company by phone at (713) 328-3000 or by mail to Talos Energy Inc., 333 Clay Street, Suite 3300, Houston, Texas 77002.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any statements in this Information Statement regarding the Transactions, the expected timetable for completing the proposed Transactions, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed Transactions, future opportunities for the Company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the Board or management of the Company constitute “forward-looking statements” within the meaning of the Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact included in this Information Statement, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Information Statement, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may include statements about:

•

risks and uncertainties relating to the Transactions, including the possibility that the Transactions do not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all;

•

the possibility that the anticipated benefits of the Transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the Target Assets with those of the Company;

•	the possibility that the Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•	business strategy;

•	reserves;

•	exploration and development drilling prospects, inventories, projects and programs;

•	our ability to replace the reserves that we produce through drilling and property acquisitions;

•	financial strategy, liquidity and capital required for our development program and other capital expenditures;

•	realized oil and natural gas prices;

•	timing and amount of future production of oil, natural gas and natural gas liquids (“NGLs”);

•	our hedging and strategy results;

•	future drilling plans;

•	availability of pipeline connections on economic terms;

•	competition, government regulations and political developments;

•	our ability to obtain permits and governmental approvals;

•	pending legal, governmental or environmental matters;

•	our marketing of oil, natural gas and NGLs;

•	leasehold or business acquisitions on desired terms;

•	costs of developing properties;

•	general economic conditions;

•	credit markets;

•	impact of new accounting pronouncements on earnings in future periods;

•	estimates of future income taxes;

•	our estimates and forecasts of the timing, number, profitability and other results of wells we expect to drill and other exploration activities;

•	uncertainty regarding our future operating results and our future revenues and expenses;

•	plans, objectives, expectations and intentions contained in this Information Statement that are not historical; and

•

the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law. We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, failure to find, acquire or gain access to other discoveries and prospects or to successfully develop and produce from our current discoveries and prospects, geologic risk, drilling and other operating risks, well control risk, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures and the other risks discussed in the section entitled “Risk Factors” in Talos’ filings with the SEC.

Reserve engineering is a process of estimating underground accumulations of oil, natural gas and NGLs that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify upward or downward revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil, natural gas and NGLs that are ultimately recovered.

Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Information Statement are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. All forward-looking statements speak only as of the date of this Information Statement. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Information Statement.

THE PARTIES

Talos Energy Inc.

We are a technically driven independent exploration and production company focused on safely and efficiently maximizing value through our operations, currently in the United States Gulf of Mexico and offshore Mexico. We leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world. The Company’s Common Stock is traded on the NYSE under the ticker symbol “TALO.” Our principal executive offices are located at 333 Clay Street, Suite 3300, Houston, Texas 77002, and our telephone number at that address is (713) 328-3000.

Talos Production Inc.

Talos Production is a wholly owned subsidiary of the Company, through which the Company owns and operates its assets, and through which it will acquire the Target Assets. Talos Production’s offices are located at 333 Clay Street, Suite 3300, Houston, Texas 77002, and its telephone number at that address is (713) 328-3000.

ILX Target Entities

Each of the ILX Target Entities was formed as a Delaware limited liability company by an ILX Seller, each of which is an affiliate of Riverstone Holdings, and each of the ILX Target Entities is a currently wholly owned subsidiary of an ILX Seller. Each of the ILX Target Entities was formed to hold interests in producing oil and gas assets and/or exploration prospects and acreage in the U.S. Gulf of Mexico. Each of the ILX Target Entities is currently managed on behalf of the ILX Sellers by Ridgewood. The ILX Target Entities are as follows:

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ILX I Target Entities: ILX Prospect Beta, LLC; ILX Prospect Caddis, LLC; ILX Prospect Diller, LLC; ILX Prospect Marmalard, LLC; ILX Prospect Niedermeyer, LLC; ILX Prospective Leases, LLC; and ILX I Sales & Transport, LLC;

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ILX II Target Entities: ILX Prospect Alfalfa South, LLC; ILX Prospect Barataria, LLC; ILX Prospect Claiborne, LLC; ILX Prospect Crown & Anchor, LLC; ILX Prospect Dantzler, LLC; ILX Prospect MC 79, LLC; ILX Prospect Odd Job, LLC; ILX Prospect Ourse, LLC; ILX Prospect Rockefeller, LLC; ILX Prospect South Santa Cruz, LLC; ILX Prospective Leases II, LLC; and ILX II Sales & Transport, LLC; and

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ILX III Target Entities: ILX Prospect Allyrion, LLC; ILX Prospect Aqua Velva Man, LLC; ILX Prospect BCG, LLC; ILX Prospect Blutarsky, LLC; ILX Prospect Cayenne, LLC; ILX Prospect Coq au Vin, LLC; ILX Prospect Cornius, LLC; ILX Prospect Doberge, LLC; ILX Prospect Hammer, LLC; ILX Prospect Jaws, LLC; ILX Prospect Longclaw, LLC; ILX Prospect Maurepas, LLC; ILX Prospect Moccasin, LLC; ILX Prospect Ponchatoula, LLC; ILX Prospect Serpent, LLC; ILX Prospect Tchoupitoulas, LLC; ILX Prospect Telluride, LLC; and ILX Prospect Zephyrus, LLC.

ILX Sellers

ILX Holdings was formed on July 27, 2010 and is currently the sole member of each of the ILX I Target Entities. ILX Holdings II was formed on January 16, 2013 and is currently the sole member of each of the ILX II Target Entities. ILX Holdings III was formed on August 7, 2015 and is currently the sole member of each of the ILX III Target Entities. Each of the ILX Sellers is an affiliate of Riverstone Holdings, which is officed at 712 Fifth Avenue, 36th Floor, New York, New York 10019, and has a telephone number of (212) 993-0076.

Castex Target Entities

GOME 1271 was formed on January 13, 2011 by Lehman Commercial Paper, Inc. a Delaware corporation, as its sole member. Through a series of transactions over time, GOME 1271 is currently wholly owned by Castex 2014, an affiliate of Riverstone Holdings. GOME 1271 was formed to hold interests in U.S. Gulf of Mexico producing oil and gas assets or exploration prospects and acreage, or both, as well as certain other offshore and onshore oil and gas assets.

Dorado Deep was formed on January 29, 2010 by Castex Energy, Inc. and Dorado Deep, Inc. as its members. Through a series of transactions over time, Dorado Deep is currently wholly owned by Castex 2016, an affiliate of Castex Energy, Inc. Dorado Deep was formed to hold interests in U.S. Gulf of Mexico producing oil and gas assets or exploration prospects and acreage, or both, as well as certain other offshore and onshore oil and gas assets.

Castex Sellers

Castex 2014 was formed on April 10, 2014 as a Delaware limited liability company and is currently the sole member of GOME 1271. Castex 2014 is an affiliate of Riverstone Holdings, which is officed at 712 Fifth Avenue, 36th Floor, New York, New York 10019, and has a telephone number of (212) 993-0076. Castex 2016 was formed on March 10, 2016 as a Delaware limited partnership and is currently the sole member of Dorado Deep. Castex 2016 is not an affiliate of Riverstone Holdings. Castex 2016 is officed at 333 Clay Street, Suite 2900, Houston, Texas 77002, and has a telephone number of (281) 878-0087.

THE TRANSACTIONS

Overview

Under the terms of the Purchase Agreements, upon the satisfaction of specified conditions, the Company acquired all of the issued and outstanding limited liability company interests in the applicable Target Assets of each of the respective Sellers. The Board approved the Transactions at duly held meetings on December 10, 2019 and February 19, 2020 and the Majority Stockholders approved the Conversion via written consent on February 24, 2020. On February 28, 2020, the Company, Talos Production and the Sellers consummated the Acquisitions pursuant to the Purchase Agreements. This section of the Information Statement describes material aspects of the Transactions and the Purchase Agreements. While the Company believes that the description covers the material terms of Transactions and the Purchase Agreements, this summary may not contain all of the information that is important to you. You should read carefully this entire Information Statement and the other documents to which the Company refers, including the Purchase Agreements, including, as applicable, any amendments thereto, attached as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V, and the Certificate of Designation attached as Annex B to this Information Statement, for a more complete understanding of the Transactions and the Purchase Agreements.

Background of the Transactions

The management and Board of Talos regularly evaluate strategic alternatives in order to opportunistically expand its asset base by evaluating the robust supply of acquisition opportunities in the Gulf of Mexico. The acquisition strategy is focused on deep and shallow water assets with a geological setting which Talos believes can benefit from its access to an extensive seismic database and its reprocessing expertise to reevaluate the acquired assets.

Consistent with this previously disclosed strategy, during the course of the spring and summer of 2019, senior management of Talos engaged in discussions with representatives of Riverstone, including Mr. Robert M. Tichio, a partner at Riverstone who is also a member of our Board, regarding the possibility of Talos acquiring certain companies controlled by Riverstone that operate in the offshore oil and gas industry in the Gulf of Mexico, including ILX Holdings, ILX Holdings II, ILX Holdings III and Castex 2014. The focus of these preliminary discussions was on the structure of the acquisitions, the scope of the assets and interests that would be acquired by Talos and retained by Riverstone, and the amount and composition of the purchase price for the assets. During this period, Talos also conducted preliminary and high-level financial and operational diligence regarding the target companies.

On April 17, 2019, the Board held a special meeting to discuss the potential transactions. During this meeting, Mr. William Moss, General Counsel of Talos, reviewed with the members of the Board their fiduciary duties with respect to the proposed Transactions, as well as legal issues presented by the fact that certain members of the Board had actual or potential conflicts in connection with the Transactions, including: (i) that Mr. Tichio is a partner and employee of Riverstone affiliates, and serves on the board of directors of each of ILX Holdings, ILX Holdings II, ILX Holdings III and Castex 2014, and that Mr. Mahagoakar is also an employee of affiliates of Riverstone, and, in these capacities, Messrs. Tichio and Mahagoakar have ongoing professional and financial interests in the Riverstone Sellers and (ii) that Ms. Olivia Wassenaar, currently a partner at Apollo Global Management LLC and a member of our Board appointed by Apollo pursuant to the Stockholders’ Agreement, was formerly associated with Riverstone, and in connection with her former association with Riverstone, Ms. Wassenaar continued to have an indirect financial interest in the Riverstone Sellers through passive minority equity interests in certain funds affiliated with Riverstone that own interests in the Riverstone Sellers. Mr. Moss also reviewed the provisions of the Stockholders’ Agreement implicated by the Transactions, including the requirement that the Transactions be approved by a majority of the independent directors of Talos or by the Audit Committee of the Board. After discussion among the Board and Mr. Moss, the Board determined to request that each of Messrs. Tichio and Mahagoakar and Ms. Wassenaar recuse themselves from and not participate in the Board’s evaluation and discussion of the Transactions. Following this determination, Messrs. Tichio, Mahagoakar and Ms. Wassenaar exited the meeting. Upon the recusal, senior management of Talos reviewed the structure of Target Assets, the financial metrics of the Target Assets, the resulting pro forma combined company and the economic terms of a potential offer for the Target Assets. The Board then discussed with senior management the valuation of the Target Assets and the potential timing of a proposed Transaction. The Board agreed to reconvene in the near future to continue discussing the proposed Transaction.

On April 25, 2019, the Board reconvened a special meeting to continue discussing the proposed Transaction. Messrs. Tichio, Mahagoakar and Ms. Wassenaar were recused and did not participate in the meeting. Senior management reviewed the Target Assets’ reserves, the financial impact of the proposed Transaction, the potential reaction of investors and the inventory of drilling opportunities as well as some of the specific assets included in the Target Assets. The Board then discussed with senior management the economic terms of a potential offer for the Target Assets, including offering equity as a portion of the consideration. The Board approved senior management making an offer for the Target Assets.

Between April 25, 2019 and September 26, 2019, Mr. Duncan and Mr. Tichio discussed various combinations of the Target Assets, including both producing and exploration leasehold, and exchanged data on these assets. Talos’s technical team performed technical (reserves) and operational due diligence on the various Target Assets with support from the management teams at Ridgewood and Castex. Throughout these discussions, Mr. Duncan and Mr. Tichio discussed the combination of assets that might be included in a potential transaction, and Talos constructed a commercial model based upon its technical and operational due diligence in order to support a potential bid on the Transaction.

On May 6, 2019, senior management provided an update on discussions of the proposed Transaction to the Board at Talos’ regularly scheduled Board meeting. Messrs. Tichio, Mahagoakar and Ms. Wassenaar were recused and did not participate in the discussion. Senior management updated the Board and explained that they were discussing with Riverstone acquiring different combinations of Riverstone’s assets in the Gulf of Mexico.

On September 26, 2019, Mr. Tichio and Mr. Timothy Duncan, Chief Executive Officer of Talos, agreed to move forward with confirmatory due diligence and the negotiation of definitive documentation related to the Transactions assuming a purchase price of $635 million, $250 million of which would be payable in Talos Common Stock, subject to purchase price adjustments, and assuming an effective date of July 1, 2019. This agreement was subject to the understanding that any transaction was subject to approval by Talos’ Board and the appropriate Riverstone board of directors.

On September 30, 2019, Talos engaged Vinson & Elkins L.L.P. (“Vinson & Elkins”) to act as legal advisor with respect to the Transactions.

On October 4, 2019, our Board held a special meeting to discuss, among other things, the potential Transactions. During this meeting, representatives of Vinson & Elkins reviewed with the members of the Board their fiduciary duties with respect to the proposed Transactions.

On October 9, 2019, Talos distributed to Riverstone an initial draft of the form of the Purchase Agreement. Throughout the remainder of October and November, Talos, Vinson & Elkins, Riverstone and Latham & Watkins LLP (“Latham & Watkins”), legal counsel to Riverstone, exchanged multiple drafts of the definitive Purchase Agreements and ancillary agreements related to the Transactions. Key areas of focus in the negotiations included: (i) the scope and form of post-closing recourse available to Talos in the event of a breach by the Riverstone Sellers or any representation, warranty or covenant, (ii) the scope of representations and warranties to be made by the Riverstone Sellers, (iii) the governance and liquidity rights of Riverstone following completion of the Transactions and (iv) the issue price for the Talos Common Stock comprising a portion of the purchase price. Through a series of negotiations, the parties agreed that (i) Riverstone would not receive any additional governance rights due to its increased ownership in Talos following the Transactions, and that Riverstone and its affiliates would continue to have the same rights and obligations following closing of the Transactions that they currently have under the Stockholders’ Agreement, which are further described under “Certain Relationships and Related Party Transactions—Transactions Entered Into Prior to or in Connection with the Stone Combination— Stockholders’ Agreement,” (ii) that the Riverstone Sellers would not be subject to a lock-up with respect to the shares of Talos Common Stock it received as part of the purchase price under the Purchase Agreements and (iii) that the existing Registration Rights Agreement would be amended to add the Riverstone Sellers as parties that could cause Talos to register the resale by the Riverstone Sellers of the Talos Common Stock issued as part of the purchase price. In addition, the parties agreed that, to assist in resolving the ongoing negotiations regarding Riverstone’s obligations to provide post-closing indemnification to Talos, Talos would seek to obtain an insurance policy that would provide specified recourse to Talos in the event of breaches of representations and warranties in the Purchase Agreements, which Talos subsequently successfully obtained.

Also during October and November 2019, senior management of Talos engaged in discussions with its lenders and other financial institutions with respect to the potential amendment of Talos’ Credit Agreement. Specifically, Talos negotiated the form of Joinder and Amendment that would (a)(i) increase the commitments of the Current Lenders such that, after giving effect to such joinders and new or increased commitments, the aggregate commitments thereunder would be increased from $850.0 million to $950.0 million and (ii) increase the borrowing base from $850.0 million to $950.0 million and (b)(i) conditioned and effective upon consummation of the Transactions, (a) increase the commitments of each of the Current Lenders such that, after giving effect to increased commitments, the aggregate commitments thereunder will be increased from $950.0 million to $1.15 billion and (b) the borrowing base will be increased from $950.0 million to $1.15 billion. Talos, with the assistance of Vinson & Elkins, also continued to perform confirmatory due diligence with respect to the Target Assets.

On November 22, 2019, Talos formalized its engagement of Guggenheim Securities with the execution of an engagement letter.

During the course of negotiations, Talos held special Board meetings on October 22, 2019 and October 29, 2019, with Messrs. Tichio and Mahagoakar and Ms. Wassenaar recused, during which management, with the assistance of Vinson & Elkins and Guggenheim Securities, provided updates to the members of the Board on the status of the negotiations and terms of the documents being negotiated, the financing plan for the proposed transactions, and the progress of due diligence, and also further discussed the strategic rationale for the Transactions.

On December 6, 2019, the Board held a special meeting, with Messrs. Tichio and Mahagoakar and Ms. Wassenaar recused, to consider the approval of the Transactions. During this meeting, representatives from Vinson & Elkins again reviewed with the members of the Board their fiduciary duties and contractual obligations with respect to the proposed Transactions. Senior management and Vinson & Elkins also reviewed with the Board the terms of the proposed definitive documents, which had been provided to the Board, together with a summary of the terms, in advance of the meeting, and the terms of the R&W Policy Talos expected to enter into in connection with the Transactions. Also at this meeting of the Board, representatives from Guggenheim Securities reviewed its financial analyses of the Total Purchase Price and subsequently rendered an oral opinion, confirmed by delivery of a written opinion dated December 10, 2019, to the Board to the effect that, as of that date and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the Total Purchase Price was fair, from a financial point of view to Talos. The opinion was subsequently confirmed in writing on December 10, 2019. Following discussion among the Board members, senior management and representatives from Vinson & Elkins and Guggenheim Securities regarding the terms and conditions of the proposed Transactions, the strategic rationale for the Transactions, including the factors described under “The Transactions—Reasons for the Transactions,” and the risks and benefits of the Transaction, the members of the Board (other than the recused members) unanimously determined that (i) the Purchase Agreements, the Joinder and Amendment, the Registration Rights Agreement Amendment and any agreements, instruments, certificates or other documents contemplated thereby and the taking of any and all actions as may be necessary or appropriate to consummate the Transactions are advisable and in the best interests of Talos and (ii) the Transactions are on terms that are not materially less favorable to Talos Production than those that could have been obtained in a comparable transaction by Talos Production with an unrelated person, and approved the entry into the Purchase Agreements, the Joinder and Amendment and the Registration Rights Agreement Amendment, subject to the finalization of the definitive documentation on terms consistent with those discussed with the Board and the delivery of Guggenheim Securities’ fairness opinion.

From December 7 through December 10, 2019, Talos, Riverstone, Vinson & Elkins and Latham & Watkins completed the negotiation of the definitive Purchase Agreements together with related agreements and schedules. On December 10, 2019, the parties executed definitive agreements related to the Transactions, and issued a press release announcing the Transactions.

Beginning the week of February 3, 2020, the Riverstone Sellers and Talos and their respective legal advisors discussed the possibility of amending the Purchase Agreements to permit closing of the Acquisitions to occur on February 28, 2019 and prior to the mailing of an Information Statement on Schedule 14C to Talos stockholders. The parties discussed that if the Purchase Agreements were amended to provide that Talos would issue non-voting preferred stock that is convertible into 11 million shares of Common Stock to the Riverstone Sellers at closing in lieu of 11 million shares of Common Stock, then the parties could close the Acquisitions without requiring approval of the issuance under the NYSE Listed Company Manual rules. Instead, only the conversion of the Preferred Shares into Common Stock would require approval under the NYSE Listed Company Manual rules, and thus only the conversion of the Preferred Shares would be required to occur 20 days after the mailing of an Information Statement on Schedule 14C describing the transactions to Talos stockholders.

On February 15, 2020, Vinson & Elkins distributed to Latham & Watkins draft amendments to the Purchase Agreements, a draft Certificate of Designation, and related documentation related to the issuance of Preferred Shares at the closing. On February 19, 2020, the Board held a special meeting, with Messrs. Tichio and Mahagoakar and Ms. Wassenaar recused, and approved the Riverstone Purchase Agreement Amendments, the Certificate of Designation, the Stockholders’ Agreement Amendment and the Registration Rights Agreement Amendment. On February 24, 2020, the parties executed the Riverstone Purchase Agreement Amendments and Stockholders’ Agreement Amendment.

Reasons for the Transactions

In evaluating the Transactions, the Board, with certain directors affiliated with Riverstone Holdings recused from deliberations, consulted with senior management of the Company, as well as representatives of Guggenheim Securities. In the course of making the determination that the Transactions are fair to, and in the best interests of the Company and its stockholders, approving and declaring advisable the Transactions and recommending that the holders of Common Stock vote in favor of approving the Conversion through the Written Consent, the Board considered numerous factors, including the following material factors and benefits of the Transactions:

•	the Board’s expectation that the Transactions would materially increase Talos’ production and proved developed reserves compared to Talos on a stand-alone basis;

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the Boards’ belief that the Transactions would result in a meaningful increase in Talos’ free cash flow, compared to its operations on a stand-alone basis, which would improve future optionality for investing in value-accretive projects and optimizing Talos’ balance sheet;

•	the expected benefits associated with a large increase in inventory associated with the Target Assets, including the reduction in asset concentration risk; and

•	the financial presentation and the opinion, each dated as of December 10, 2019 (and therefore prior to the Riverstone Purchase Agreement Amendments), of Guggenheim Securities to the Board as to the

fairness, from a financial point of view and as of the date of the opinion, of the Total Purchase Price to Talos, which opinion was based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken as more fully described under the section entitled “— Opinion of Guggenheim Securities, LLC” below.

Required Approval of the Conversion; Record Date; Action by Stockholder Consent

On February 24, 2020, the Majority Stockholders delivered to the Company the Written Consent approving the Conversion. As of February 24, 2020, the Majority Stockholders held shares of Common Stock representing approximately 62.9% of the voting power of all outstanding shares of Common Stock. Accordingly, the approval of the Conversion by the Company’s stockholders was effected in accordance with our Amended and Restated Bylaws, the DGCL and the NYSE rules and regulations. No further approval of the stockholders under the DGCL or NYSE rules and regulations are required to complete the Conversion. We are also subject to Rule 312, which requires that we obtain stockholder approval in certain circumstances, including before issuing shares of common stock in excess of 20% of our outstanding Common Stock prior to such issuance, and before issuing shares of common stock to Related Parties (as defined in the NYSE Listed Company Manual) in excess of 1% (or 5% in the case of a person that is a Related Party solely by reason of being a substantial security holder) of our outstanding Common Stock prior to such issuance. The number of votes held by the Majority Stockholders is sufficient to satisfy the stockholder vote requirement under Rule 312 for these actions and consequently, no additional votes will be needed to approve the Conversion. As a result, the Company has not solicited and will not be soliciting your vote for the approval of the Conversion and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Conversion. If the Purchase Agreements are terminated in accordance with their terms, the Written Consent will be of no further force and effect.

Federal securities laws state that the Conversion may not be completed until 20 days after the date of mailing of this Information Statement to the Company’s stockholders. Therefore, notwithstanding the execution and delivery of the Written Consent (which was obtained on February 24, 2020), the Conversion will not occur until that time has elapsed.

Recommendation of the Board

After careful consideration, the Board, with certain directors affiliated with Riverstone Holdings recused from deliberations, approved the Transactions and recommended the approval of the Conversion by the Company’s stockholders. The Board believes that the Transactions are advisable and in the best interests of the Company and its stockholders.

Unaudited Forecasted Financial Information

Talos does not as a matter of course make public long-term forecasts or internal projections as to future performance, revenues, production, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with its evaluation of the Acquisitions, Talos’s management prepared certain non-public unaudited internal financial forecasts with respect to Talos for the years 2019 through 2023 for Talos on a standalone basis, which were based upon the internal financial model that Talos has historically used in connection with strategic planning, and for the Target Assets for the years 2019 through 2023, which were partially based on forecasts provided to Talos by the Sellers. These forecasts were provided to the Board, as well as Talos’s financial advisor, in connection with their evaluation of the proposed Acquisitions. The inclusion of this information should not be regarded as an indication that any of Talos or its advisors or other representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such summary projections set forth below should not be relied on as such. The Talos forecasted financial information was prepared by and is the responsibility of Talos management.

This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial and operating information reflects numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Talos’s management, including, among others, Talos’s future results, oil and gas industry activity, commodity prices, demand for crude oil and natural gas, the availability of financing to fund the exploration and development costs associated with the respective projected drilling programs, takeaway capacity and the availability of services in the areas in which Talos operates, general economic and regulatory conditions and other matters described in the sections entitled “Cautionary Statement Regarding Forward-Looking Statements,” “Where You Can Find Additional Information,” and “Risk Factors.” The unaudited prospective financial and operating information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Talos can give no assurance that the unaudited prospective financial and operating information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial and operating information covers multiple years, such information by its nature becomes less predictive with each successive year. This information constitutes “forward-looking statements” and actual results may differ materially and adversely from those projected. Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial and operating information to be inaccurate include, but are not limited to, risks and uncertainties relating to its business, industry performance, the regulatory environment, general business and economic conditions and other matters described under the section of this Information Statement entitled “Risk Factors.” See also “Cautionary Statement Regarding Forward-Looking Statements” and “Where You Can Find Additional Information.”

The unaudited prospective financial and operating information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Talos’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial and operating information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The report of the independent registered public accounting firm to Talos, which is attached to this Information Statement, relates to historical financial information of Talos, and such report does not extend to the projections included below and should not be read to do so.

Furthermore, the unaudited prospective financial and operating information does not take into account any circumstances or events occurring after the date it was prepared. Talos can give no assurance that, had the unaudited prospective financial and operating information been prepared either as of the date of the Purchase Agreements or as of the date of this Information Statement, similar estimates and assumptions would be used. Except as required by applicable securities laws, Talos does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial and operating information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, including with respect to the accounting treatment of the Acquisitions under GAAP, or to reflect changes in general economic or industry conditions. The unaudited prospective financial and operating information does not take into account all the possible financial and other effects on Talos of the Acquisitions, the effect on Talos of any business or strategic decision or action that has been or will be taken as a result of the Purchase Agreements having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Purchase Agreements had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Acquisitions. Further, the unaudited prospective financial and operating information does not take into account the effect on Talos of any possible failure of the Acquisitions to occur. None of Talos or its affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Talos stockholder or other person regarding Talos’s ultimate performance compared to the information contained in the unaudited prospective financial and operating information or that the forecasted results will be achieved. The inclusion of the unaudited prospective financial and operating information herein should not be deemed an admission or representation by Talos or its advisors or any other person that it is viewed as material information of Talos, particularly in light of the inherent risks and uncertainties associated with such forecasts. The summary of the unaudited prospective financial and operating information included below is being provided solely because it was made available to the Board and Talos’s financial advisor in connection with the Acquisitions.

In light of the foregoing, and considering that the Information Statement will be mailed to Talos stockholders several months after the unaudited prospective financial and operating information was prepared, as well as the uncertainties inherent in any forecasted information, Talos stockholders are cautioned not to place undue reliance on such information, and Talos urges all Talos stockholders to review Talos’s most recent SEC filings for a description of Talos’s reported financial results. See the section entitled “Where You Can Find Additional Information” beginning on page 178.

Talos’s Assumptions. In preparing the prospective financial and operating information for Talos described below, the management team of Talos used the following three sets of price assumptions, which are based on NYMEX oil and gas strip pricing as of December 6, 2019, Wall Street consensus pricing as of December 6, 2019 (the “Street Consensus Case”), and a down-side case of $50 per Bbl crude oil and $2.25 per Btu natural gas prices throughout the forecast period (the “Downside Case”).

	Wall Street Consensus Pricing
	2019E	2020E	2021E	2022E	2023E
Commodity Prices
WTI Oil ($/Bbl)	$56.61	$54.81	$58.56	$58.84	$58.84
Henry Hub Gas ($/MMBtu)	$2.62	$2.65	$2.83	$2.81	$2.81

	NYMEX Oil & Gas Strip Pricing (as of December 6, 2019)
	2019E	2020E	2021E	2022E	2023E
Commodity Prices
WTI Oil ($/Bbl)	$57.11	$57.03	$53.24	$51.63	$51.18
Henry Hub Gas ($/MMBtu)	$2.47	$2.31	$2.45	$2.46	$2.50

	Downside Case Pricing
	2019E	2020E	2021E	2022E	2023E
Commodity Prices
WTI Oil ($/Bbl)	$50.00	$50.00	$50.00	$50.00	$50.00
Henry Hub Gas ($/MMBtu)	$2.25	$2.25	$2.25	$2.25	$2.25

In addition to the assumptions with respect to commodity prices, the unaudited forecasted financial and operating information is based on various other assumptions, including, but not limited to, the following principal assumptions: no unannounced acquisitions; no material changes in expenses, including P&A; assumptions regarding forecasted production information based on the application of risk factors thereto for known and unknown operational- and weather-related downturn in the forward-looking periods; no material regulatory changes or changes in U.S. or Mexican law or practice; ongoing investments in infrastructure in Talos’s existing entities consistent with historical levels; outstanding debt during applicable periods, including refinancing of the 11.00% Senior Secured Notes on terms materially the same as those currently; and no material fluctuations in interest rate assumptions, based on August 20, 2019 LIBOR U.S. Dollar swap rate curves, over the forward-looking periods. The unaudited forecasted financial and operating information also reflects assumptions regarding the continuing nature of ordinary course operations that may be subject to change.

Talos Management Projections for Talos Stand-Alone. The following table presents select unaudited forecasted financial and operating information of Talos for the fiscal years ending 2019 through 2023 prepared by Talos’s management. As described above, the Talos unaudited forecasted financial and operating information is based on commodity pricing assumptions as of December 6, 2019.

	2019E	2020E	2021E	2022E	2023E
	($ in millions)
Wall Street Consensus Pricing Case
Production (MBoe/d)	52	55	58	59	66
EBITDA(a)	$609	$636	$761	$762	$842
Capital expenditures	$544	$513	$532	$568	$536
Free Cash Flow(b)	$(41)	$22	$132	$100	$224
NYMEX Oil and Gas Strip Pricing Case
Production (MBoe/d)	52	55	58	59	66
EBITDA(a)	$610	$654	$663	$634	$694
Capital expenditures	$544	$513	$532	$568	$536
Free Cash Flow(b)	$(41)	$40	$33	$(34)	$70
Downside Pricing Case
Production (MBoe/d)	52	55	58	59	66
EBITDA(a)	$601	$590	$604	$601	$665
Capital expenditures	$544	$513	$532	$568	$536
Free Cash Flow(b)	$(49)	$(25)	$(31)	$(73)	$33

(a)

EBITDA is a non-GAAP financial measure. Talos defines EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation, depletion and amortization, and accretion expense. Talos used EBITDA to provide management and investors with (i) additional information to evaluate, with certain adjustments, items required or permitted in calculating covenant compliance under its debt agreements, (ii) important supplemental indicators of the operational performance of its business, (iii) additional criteria for evaluating its performance relative to its peers and (iv) supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future. EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of Talos’s results as reported under GAAP or as an alternative to net income (loss), operating income (loss) or any other measure of financial performance presented in accordance with GAAP.

(b)

Free cash flow is a non-GAAP financial measure. Talos defines free cash flow as net cash provided by operating activities less capital expenditures, principal payments of the capital lease and changes in operating assets and liabilities. Talos uses free cash flow because it reviews net cash provided by operating activities after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Talos’s asset base and are expected to generate future net cash provided by operating activities. Free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of Talos’s results as reported under GAAP or as an alternative to net cash provided by operating activities, net income (loss) or any other measure of liquidity or financial performance presented in accordance with GAAP.

Talos Management Projections for Target Assets Stand-Alone. The following table presents select unaudited forecasted financial and operating information of the Target Assets for the fiscal years ending 2019 through 2023 prepared by Talos’s management. As described above, the Target Assets unaudited forecasted financial and operating information is based on commodity pricing assumptions as of December 6, 2019.

	2019E	2020E	2021E	2022E	2023E
	($ in millions)
Wall Street Consensus Pricing Case
Production (MBoe/d)	19	19	18	18	18
EBITDA(a)	$225	$217	$224	$222	$216
Capex	$50	$66	$97	$95	$73
Free Cash Flow(b)	$175	$150	$128	$126	$143
NYMEX Oil and Gas Strip Pricing Case
Production (MBoe/d)	19	19	18	18	18
EBITDA(a)	$225	$221	$199	$189	$182
Capex	$50	$66	$97	$95	$73
Free Cash Flow(b)	$175	$155	$102	$93	$108
Downside Pricing Case
Production (MBoe/d)	19	19	18	18	18
EBITDA(a)	$208	$191	$183	$179	$174
Capex	$50	$66	$97	$95	$73
Free Cash Flow(b)	$158	$124	$86	$84	$100

(a)

EBITDA is a non-GAAP financial measure. Talos defines EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation, depletion and amortization, and accretion expense. Talos used EBITDA to provide management and investors with (i) additional information to evaluate, with certain adjustments, items required or permitted in calculating covenant compliance under its debt agreements, (ii) important supplemental indicators of the operational performance of its business, (iii) additional criteria for evaluating its performance relative to its peers and (iv) supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future. EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of Talos’s results as reported under GAAP or as an alternative to net income (loss), operating income (loss) or any other measure of financial performance presented in accordance with GAAP.

(b)

Free cash flow is a non-GAAP financial measure. Talos defines free cash flow as net cash provided by operating activities less capital expenditures, principal payments of the capital lease and changes in operating assets and liabilities. Talos uses free cash flow because it reviews net cash provided by operating activities after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Talos’s asset base and are expected to generate future net cash provided by operating activities. Free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of Talos’s results as reported under GAAP or as an alternative to net cash provided by operating activities, net income (loss) or any other measure of liquidity or financial performance presented in accordance with GAAP.

TALOS DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE UNAUDITED FINANCIAL AND OPERATING FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED FINANCIAL AND OPERATING FORECASTS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Opinion of Guggenheim Securities, LLC

Guggenheim Securities, LLC rendered the opinion described below on December 10, 2019, based on the terms of the Original Purchase Agreements, which was prior to the date of the Riverstone Purchase Agreement Amendments on February 24, 2020. Pursuant to the Original Purchase Agreements as in effect on December 10, 2019, the equity consideration payable to the Riverstone Sellers consisted of the Original Equity Consideration.

Overview

Talos retained Guggenheim Securities as its financial advisor in connection with Talos’ possible acquisition of all or a portion of ILX Holdings, ILX Holdings II, those non-primary leases of ILX Holdings III that ILX Holdings III wishes to sell and Talos wishes to acquire, Castex 2014 and Castex 2016. In selecting Guggenheim Securities as its financial advisor, Talos considered that, among other things, Guggenheim Securities is an internationally recognized investment banking, financial advisory and securities firm whose senior professionals have substantial experience advising companies in, among other industries, the oil and gas industry. Guggenheim Securities, as part of its investment banking, financial advisory and capital markets businesses, is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs/split-offs, restructurings, securities offerings in both the private and public capital markets and valuations for corporate and other purposes.

On December 10, 2019, Guggenheim Securities rendered an oral opinion, which was confirmed by delivery of a written opinion, to the Board to the effect that, as of December 10, 2019 and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the Total Purchase Price was fair, from a financial point of view, to Talos.

This description of Guggenheim Securities’ opinion is qualified in its entirety by the full text of the written opinion, which is attached as Annex F to this Information Statement and which you should read carefully and in its entirety. Guggenheim Securities’ written opinion sets forth the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken by Guggenheim Securities. Guggenheim Securities’ written opinion, which was authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities, is necessarily based on economic, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion. Global economic conditions, the global capital markets and the global commodities markets have been experiencing and remain subject to significant volatility and Guggenheim Securities expressed no view or opinion as to any potential effects of such volatility on Talos, the entities of which Talos Production will purchase all of the issued and outstanding membership interests as set forth in the Original Purchase Agreements (which are referred to, collectively, as the “Companies” in this section of the Information Statement), the Acquisitions or the financing thereof. Guggenheim Securities has no responsibility for updating or revising its opinion based on facts, circumstances or events occurring after the date of the rendering of the opinion.

In reading the discussion of Guggenheim Securities’ opinion set forth below, you should be aware that such opinion (and, as applicable, any materials provided in connection therewith or the summary of Guggenheim Securities’ underlying financial analyses elsewhere in this Information Statement):

•	was provided to the Board (in its capacity as such) for its information and assistance in connection with its evaluation of the Total Purchase Price;

•	did not constitute a recommendation to the Board with respect to the Acquisitions;

•	does not constitute advice or a recommendation to any holder of Common Stock as to how to act in connection with the Acquisitions or otherwise;

•

did not address Talos’ underlying business or financial decision to pursue or effect the Acquisitions, the relative merits of the Acquisitions as compared to any alternative business or financial strategies that might exist for Talos, the financing or funding of the Total Purchase Price or the effects of any other transaction in which Talos might engage;

•	addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Total Purchase Price to Talos;

•

expressed no view or opinion as to (i) any other term, aspect or implication of (a) the Acquisitions (including, without limitation, the form or structure of the Acquisitions) or the Original Purchase Agreements or (b) any voting and support agreement or any other agreement, transaction document or instrument contemplated by the Original Purchase Agreements or to be entered into or amended in connection with the Acquisitions or (ii) the fairness, financial or otherwise, of the Acquisitions to, or of any consideration to be paid to or received by, the holders of any class of securities, creditors or other constituencies of Talos or the Sellers; and

•

expressed no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Talos’ or the Sellers’ directors, officers or employees, or any class of such persons, in connection with the Acquisitions relative to the Total Purchase Price or otherwise.

In the course of performing its reviews and analyses for rendering its opinion, Guggenheim Securities:

•	reviewed drafts of the Original Purchase Agreements, each dated as of December 9, 2019;

•

reviewed certain publicly available business and financial information regarding Talos, including information regarding the oil and gas reserves included or reflected in certain filings of Talos with the SEC and other publicly available reports and filings and information regarding the oil and gas reserves of Talos (which is referred to as “Talos publicly available oil and gas information”);

•

reviewed certain non-public business and financial information regarding the respective businesses and future prospects of Talos, including (i) certain information with respect to the oil and gas reserves of Talos (which is referred to, together with the Talos publicly available oil and gas information, as the “Talos oil and gas information”); (ii) certain alternative illustrative risking scenarios for the oil and gas resource potential of Talos (which is referred to as the “Talos management riskings for Talos”); (iii) certain financial projections for Talos for the period ending July 1, 2019 through December 31, 2048 reflecting three illustrative scenarios identified to Guggenheim Securities by Talos as the “consensus case,” the “strip case” and the “low case”; and (iv) certain estimates of the Effective Date Adjustment (which is referred to, collectively with the items described in the preceding clause (iii), as the “Talos management financial projections for Talos”), all as prepared and approved for Guggenheim Securities’ use by Talos’ senior management;

•

reviewed certain non-public business and financial information regarding the respective business and future prospects of the Companies, including (i) certain information with respect to the oil and gas reserves of the Companies (which is referred to, together with the Talos oil and gas information, as the

Talos-provided oil and gas information); (ii) certain alternative illustrative risking scenarios for the oil and gas resource potential of the Companies (which is referred to, together with the Talos management riskings for Talos, as the “Talos-provided riskings”); and (iii) certain as-owned financial projections for the Companies based on Talos’ adjustments to the Sellers management financial projections (as defined below) reflecting three illustrative scenarios identified to Guggenheim Securities by Talos as the “consensus case,” the “strip case” and the “low case” (which is referred to, together with the Talos management financial projections for Talos, as the “Talos-provided financial projections”), all as prepared and approved for Guggenheim Securities’ use by Talos’ senior management;

•

reviewed certain non-public business and financial information regarding the respective businesses and future prospects of the Companies, including (i) certain information with respect to the oil and gas reserves of the Companies (which is referred to as the “Sellers oil and gas information,” and, collectively with the Talos-provided oil and gas information, as the “oil and gas information”); (ii) certain alternative illustrative risking scenarios for the oil and gas resource potential of the Companies (which is referred to as the “Sellers management riskings for the Companies” and, collectively with the Talos-provided riskings, as the “riskings”); and (iii) certain financial projections for the Companies for the period ending July 1, 2019 through December 31, 2048 (which is referred to as the “Sellers management financial projections for the Companies,” and together with the Talos-provided financial projections, as the “financial projections”), all as prepared and provided to Guggenheim Securities by the Sellers’ senior management and reviewed by and discussed with Talos’ senior management;

•

discussed with Talos’ senior management their strategic and financial rationale for the Acquisitions as well as their views of Talos’ and the Companies’ respective businesses, operations, oil and gas resource potential, historical and projected financial results and future prospects and the commercial, competitive and regulatory dynamics in the oil and gas sector;

•	reviewed the historical prices, trading multiples and trading activity of the shares of Common Stock;

•

compared the financial performance of Talos and the Companies, and the trading multiples and trading activity of the Common Stock, with corresponding data for certain publicly traded companies that Guggenheim Securities deemed relevant in evaluating Talos and the Companies;

•	reviewed the valuation and financial metrics of certain mergers and acquisitions that Guggenheim Securities deemed relevant in evaluating the Acquisitions;

•	performed discounted cash flow analyses for each of Talos and the Companies based on the Talos-provided financial projections and the Talos-provided riskings;

•	reviewed the pro forma financial results, financial condition and capitalization of Talos giving effect to the Acquisitions; and

•	conducted such other studies, analyses, inquiries and investigations as Guggenheim Securities deemed appropriate.

With respect to the information used in arriving at its opinion, Guggenheim Securities noted that:

•

Guggenheim Securities relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, the oil and gas information, the financial projections, the riskings, any other estimates and any other forward-looking information), provided by or discussed with Talos or the Sellers (as the case may be) or obtained from public sources, data suppliers and other third parties.

•

Guggenheim Securities (i) did not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and Guggenheim Securities did not independently verify, any such information (including, without limitation, the oil and gas information, the financial projections, the riskings, any other estimates and any other forward-looking information), (ii) expressed no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of the oil and gas information, the financial projections, the riskings, any other estimates and any other forward-looking information or the assumptions upon which they are based and (iii) relied upon the assurances of Talos’ senior management that they were (in the case of information pertaining to Talos and the Companies on an as-owned basis) and assumed that the Sellers’ senior management were (in the case of information pertaining to the Companies) unaware of any facts or circumstances that would make such information (including, without limitation, the oil and gas information, the financial projections, the riskings, any other estimates and any other forward-looking information) incomplete, inaccurate or misleading.

•

Specifically, with respect to (i) the Talos-provided oil and gas information, the Talos-provided financial projections, the Talos-provided riskings and any other estimates and any other forward-looking information provided by or discussed with Talos, (a) Guggenheim Securities was advised by Talos’ senior management, and Guggenheim Securities assumed, that the Talos-provided oil and gas information, the Talos-provided financial projections, the Talos-provided riskings, such other estimates and such other forward-looking information utilized in its analyses had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of Talos’ senior management as to the expected future performance of Talos and the Companies and (b) Guggenheim Securities assumed that the Talos-provided oil and gas information, the Talos-provided financial projections, the Talos-provided riskings, such other estimates and such other forward-looking information had been reviewed by the Board with the understanding that such information would be used and relied upon by Guggenheim Securities in connection with rendering its opinion, (ii) the Sellers oil and gas information, the Sellers management financial projections for the Companies, the Sellers management riskings for the Companies and any other financial projections and any other estimates and any other forward-looking information provided by or discussed with the Sellers, Guggenheim Securities assumed that the Sellers oil and gas information, the Sellers management financial projections for the Companies, the Sellers management riskings for the Companies, such other estimates and such other forward-looking information had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of Sellers’ senior management as to the expected future performance of the Companies and (iii) any other oil and gas reserve reports, any other estimates and/or any other forward-looking information obtained by Guggenheim Securities from public sources, data suppliers and other third parties, Guggenheim Securities assumed that such information was reasonable and reliable.

•

In addition, Guggenheim Securities relied upon (without independent verification and without expressing any view, opinion, representation, guaranty or warranty (in each case, express or implied)) the assessments, judgments, estimates and forecasts of Talos’ senior management as to, among other things, (i) the oil and gas information and forecasted production data (in each case regarding proved, probable, possible and exploration prospect reserves) for each of Talos and the Companies, (ii) the Talos-provided riskings and (iii) the prospective commodity price cases utilized in evaluating each of Talos’ and the Companies’ future oil and gas production, all of which (a) were reflected in the Talos-provided financial projections, certain other estimates and certain other forward-looking information that have been provided by Talos, (b) are subject to significant uncertainty and volatility and (c) could, if different than assumed, have had a meaningful impact on Guggenheim Securities’ analyses and opinion. Guggenheim Securities assumed that there would not be any developments with respect to any of the foregoing matters that would have an effect on Talos, the Companies or the Acquisitions (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to its analyses or opinion. Furthermore, in assessing and utilizing the consensus cases, the strip cases and the low cases for purposes of its financial analyses and opinion, Guggenheim Securities took into account its various discussions with the Board and Talos’ senior management regarding the risks and uncertainties of achieving the consensus cases, the strip cases and the low cases, respectively, in light of (i) the then-current and prospective industry conditions and competitive dynamics facing Talos and the Companies, (ii) Talos’ and the Companies’ recent financial performance, (iii) the key commercial, operational and financial drivers of the consensus cases, the strip cases and the low cases and (iv) various other facts and circumstances relevant to the consensus cases, the strip cases and the low cases.

Guggenheim Securities also noted certain other considerations with respect to its engagement and the rendering of its opinion:

•

Guggenheim Securities did not perform or obtain any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Talos, Talos Production, the Companies or any other entity or the solvency or fair value of Talos, Talos Production, the Companies or any other entity, nor was Guggenheim Securities furnished with any such appraisals.

•

Guggenheim Securities’ professionals are not legal, regulatory, tax, consulting, accounting, appraisal, actuarial or petroleum engineering experts and Guggenheim Securities’ opinion should not be construed as constituting advice with respect to such matters; accordingly, Guggenheim Securities relied on the assessments of Talos’ senior management and Talos’ other professional advisors with respect to such matters. Guggenheim Securities did not express any view or render any opinion regarding the tax consequences of the Acquisitions.

•	Guggenheim Securities further assumed that:

•

In all respects meaningful to its analyses, (i) the final executed form of the Original Purchase Agreements would not differ from the drafts that Guggenheim Securities reviewed, (ii) Talos, Talos Production and the Sellers will comply with all terms and provisions of the Original Purchase Agreements and (iii) the representations and warranties of Talos Production and the Sellers contained in the Original Purchase Agreements were true and correct and all conditions to the obligations of Talos Production and the Sellers to consummate the Acquisitions would be satisfied without any waiver, amendment or modification thereof;

•

The Acquisitions will be consummated in a timely manner in accordance with the terms of the Original Purchase Agreements and in compliance with all applicable laws, documents and other requirements, without any delays, limitations, restrictions, conditions, divestiture or other requirements, waivers, amendments or modifications (regulatory, tax-related or otherwise) that would have an effect on Talos, Talos Production, the Companies or the Acquisitions (including its contemplated benefits) in any way meaningful to Guggenheim Securities’ analyses or opinion; and

•	The Additional Adjustment would not result in any adjustment to the Total Purchase Price that would be meaningful to Guggenheim Securities’ analyses and opinion.

•

Guggenheim Securities did not express any view or opinion as to the price or range of prices at which the shares of Common Stock or other securities or financial instruments of or relating to Talos or the Companies may trade or otherwise be transferable at any time, including subsequent to the announcement or consummation of the Acquisitions.

Summary of Financial Analyses

Overview of Financial Analyses

This “Summary of Financial Analyses” presents a summary of the principal financial analyses performed by Guggenheim Securities and presented to the Board in connection with Guggenheim Securities’ rendering of its opinion. Such presentation to the Board was supplemented by Guggenheim Securities’ oral discussion, the nature and substance of which may not be fully described herein.

Some of the financial analyses summarized below include summary data and information presented in tabular format. In order to understand fully such financial analyses, the summary data and tables must be read together with the full text of the summary. Considering the summary data and tables alone could create a misleading or incomplete view of Guggenheim Securities’ financial analyses.

The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant financial analyses and the application of those methods to the particular circumstances involved. A fairness opinion therefore is not readily susceptible to partial analysis or summary description, and taking portions of the financial analyses set forth below, without considering such analyses as a whole, would in Guggenheim Securities’ view create an incomplete and misleading picture of the processes underlying the financial analyses considered in rendering Guggenheim Securities’ opinion.

In arriving at its opinion, Guggenheim Securities:

•

based its financial analyses on various assumptions, including assumptions concerning general business, economic, capital markets and commodity markets conditions and industry-specific and company-specific factors, all of which are beyond the control of Talos, the Companies and Guggenheim Securities;

•	did not form a view or opinion as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support its opinion;

•	considered the results of all of its financial analyses and did not attribute any particular weight to any one analysis or factor; and

•

ultimately arrived at its opinion based on the results of all of its financial analyses assessed as a whole and believes that the totality of the factors considered and the various financial analyses performed by Guggenheim Securities in connection with its opinion operated collectively to support its determination as to the fairness, from a financial point of view and as of the date of such opinion, of the Total Purchase Price to Talos.

With respect to the financial analyses performed by Guggenheim Securities in connection with rendering its opinion:

•

Such financial analyses, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses.

•

None of the selected publicly traded companies used in the selected publicly traded companies analysis described below is identical or directly comparable to Talos or the Companies, and none of the selected precedent merger and acquisition transactions used in the selected precedent merger and acquisition transactions analysis described below is identical or directly comparable to the Acquisitions. However, such companies and transactions were selected by Guggenheim Securities, among other reasons, because they represented publicly traded companies or involved target companies which may be considered broadly similar, for purposes of Guggenheim Securities’ financial analyses, to Talos and the Companies based on Guggenheim Securities’ familiarity with the oil and gas sector in the United States.

•

In any event, selected publicly traded companies analysis and selected precedent merger and acquisition transactions analysis are not mathematical. Rather, such analyses involve complex considerations and judgments concerning the differences in business, operating, financial and capital markets-related characteristics and other factors regarding the selected publicly traded companies to which Talos and the Companies were compared and the selected precedent merger and acquisition transactions to which the Acquisitions were compared.

•	Such financial analyses do not purport to be appraisals or to reflect the prices at which any securities may trade at the present time or at any time in the future.

Certain Definitions

Throughout this “Summary of Financial Analyses,” the following defined terms are used in connection with Guggenheim Securities’ various financial analyses:

•	1P: means proven reserves.

•	2P: means proven reserves and probable reserves.

•	as-owned basis: means utilizing general business assumptions with respect to costs and expenses of the Companies calculated as if Talos were their existing owner.

•	bbl: means barrel of oil.

•	Boe: means barrels of oil equivalent.

•	Boe/d: means barrels of oil equivalent per day.

•	CAPM: means Capital Asset Pricing Model.

•

Consensus Case: represents economic forecasts for commodity prices calculated using Wall Street equity research consensus estimates as of December 6, 2019 from 2019 to 2022, with crude oil held flat at $58.84/bbl thereafter and natural gas held flat at $2.81/MMbtu (as defined below) thereafter.

•	CFPS: means the relevant company’s cash flow from operations per share.

•	DCF: means discounted cash flow.

•	EBITDA: means the relevant company’s operating earnings (after deduction of stock-based compensation) before interest, taxes, depreciation and amortization.

•	EBITDA multiple: represents the relevant company’s enterprise value divided by its historical or projected EBITDA.

•

Enterprise value or EV: represents, (i) solely in the case of public companies, the equity market capitalization of the applicable company plus Net Debt (as defined below) and (ii) solely when utilizing the DCF valuation methodology, Gross Asset Value (as defined below) less capitalized general and administrative expenses and the present value of cash taxes, calculated on an as-owned basis, and, solely in the case of Talos, less unrealized hedge gains/losses and working capital adjustment.

•	GoM: means Gulf of Mexico.

•	Gross Asset Value: represents the net present value of asset level cash flows over the producing life of the asset.

•	Low Case: represents commodity price assumptions of crude oil at $50.00/bbl and natural gas at $2.25/MMbtu in 2019 and thereafter, as provided by Talos’s senior management.

•	MMbtu: means million British thermal units.

•

NAV: represents the net present value of the applicable company’s risked 2P and risked prospective resource and, solely in the case of Talos, contingent resource cash flows, discounted at the midpoint of the applicable WACC (as defined below) range, less Net Debt, capitalized general and administrative expenses, the present value of cash taxes, calculated on an as-owned basis, and adjusted for unrealized hedge gains/losses, over the economic life of the asset and assuming that the relevant company adds nothing to its reserves and lets the natural resources deplete completely.

•	Net Debt: means short-term and long-term debt, less cash and cash equivalents.

•	Production multiple or EV/Production: represents the relevant company’s enterprise value divided by its historical or projected production (in dollars per barrel of oil equivalent per day ($/Boe/d)).

•	Strip Case: represents the economic forecasts for commodity prices that were calculated using NYMEX strip pricing as of December 6, 2019 from 2019 to 2023, with crude oil held flat at

$51.18/Bbl thereafter and natural gas held flat at $2.50/MMbtu thereafter, as provided by Talos’ senior management.

•	WACC: means weighted average cost of capital.

Recap of Implied Transaction Financial Metrics

Based on the Total Purchase Price comprised of the Original Equity Consideration and $385,000,000 in cash, and utilizing a notional value of shares of Common Stock of $22.73 per share (which approximates the 30-day volume-weighted average share price of the Common Stock as of December 5, 2019) and a range of illustrative potential values of shares of Common Stock of $27.00 – $35.00 per share (which is set forth in the analyses below), Guggenheim Securities calculated various transaction-implied multiples as outlined in the table below (the Original Equity Consideration Values in the table below reflect the 11 million Original Equity Consideration valued at $22.73, $27.00 and $35.00 per share, respectively):

Transaction-Implied Multiples

	Notional Value ($22.73 per share)	Illustrative Potential Value
		Low ($27.00 per share)	High ($35.00 per share)
Cash Purchase Price (in millions)	$385	$385	$385
Original Equity Consideration Value (in millions)	250	295	385

Total Purchase Price (in millions)	635	680	770
EV/Companies 2020E EBITDA(1)	2.9x	3.1x	3.5x
EV/Companies 2019E Production ($/Boe/d)	$34,446	$36,887	$41,770
EV/Companies 1P	13.79	14.77	16.72
EV/Companies 2P	8.61	9.22	10.44

(1)	Utilizes EBITDA based on the Strip Case.

Change-of-Control Financial Analyses of the Companies

Recap of Change-of-Control Financial Analyses of the Companies. In evaluating the Companies in connection with rendering its opinion, Guggenheim Securities performed various financial analyses which are summarized in the table below and described in more detail elsewhere herein, including DCF analyses, selected publicly traded companies analysis and selected precedent merger and acquisition transactions analysis.

Recap of Change-of-Control Financial Analyses of the Companies

Notional Value		Illustrative Potential Value
		Low	High
Total Purchase Price (in millions)	$635	$680	$770

		Reference Range for the Companies’ Equity Value on a Change-of- Control Basis (in millions)
		Low	High
DCF Analyses:
Companies Stand-Alone DCF Valuation (Consensus Case)		$875	$950
Companies Stand-Alone DCF Valuation (Strip Case)		775	850
Companies Stand-Alone DCF Valuation (Low Case)		725	775
Selected Publicly Traded Analysis of the Companies:
Various Multiples of Reserves, EBITDA(1), and Production		$700	$950
Selected Precedent M&A Transactions Analysis
Current Production		$775	$975
2P Reserves		900	1,025

(1)	Utilizes EBITDA based on Strip Case.

DCF Analyses of the Companies. Guggenheim Securities performed DCF analyses of the Companies, calculated on an as-owned basis, by deducting from the present value of the pre-tax cash flows generated by the Companies’ risked 2P reserves and risked prospects the present value of cash taxes.

In performing its DCF analyses with respect to the Companies:

•

Guggenheim Securities utilized the Talos-provided oil and gas information, the Talos-provided riskings and the Talos-provided financial projections, all as prepared and approved for Guggenheim Securities’ use by Talos’s senior management.

•

Guggenheim Securities used a discount rate range of 11.0% – 13.0% based on its estimate of the Companies’ WACC (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience in valuing similar companies and (ii) application of the CAPM with the following specific inputs: (a) Guggenheim Securities’ then-current estimate of the prospective US equity risk premium range (5.25% – 6.25%), (b) Guggenheim Securities’ review of Bloomberg (one-year, two-year and five-year) adjusted equity betas and Barra predicted equity betas from selected, public comparable companies with greater deference given to the Barra predicted betas (which resulted in a prospective unlevered equity beta reference range for the Companies of 1.10 – 1.25), (c) the then-prevailing yield on the 20-year US Treasury bond (2.1%) as a proxy for the risk-free rate, (d) the Companies assumed forward-looking capital structure based on selected, public comparable companies and (e) an estimate of the appropriate size/liquidity premium for the Companies on a stand-alone basis (2.7%)).

Guggenheim Securities’ DCF analyses resulted in an overall reference range for the Companies’ equity value on a stand-alone basis of (i) $875 million – $950 million based on the Consensus Case, (ii) $775 million – $850 million based on the Strip Case and (iii) $725 million – $775 million based on the Low Case.

Selected Publicly Traded Companies Analysis of the Companies. Guggenheim Securities reviewed certain financial and operating information and implied trading multiples for selected publicly traded companies with no publicly announced pending mergers and acquisitions, which are summarized in the table below. In choosing the selected companies, Guggenheim Securities considered publicly traded, non-distressed E&P companies that have (i) $500 million – $5,000 million in equity market capitalization, (ii) oil/liquids-weighted production, (iii) production growth expected from 2019E to 2020E and (iv) a material or exclusive asset footprint in the Gulf of Mexico. Guggenheim Securities excluded Contango Oil & Gas from this set of companies as it had recently completed two acquisitions during the second half of 2019 that materially changed the operating footprint towards onshore assets.

Selected Publicly Traded Companies Analysis — The Companies

	EV / Production ($/Boe/d)		EV / EBITDA				EV / 1P Reserves ($/Boe)
	2019E	2020E	2019E		2020E
Murphy Oil Corporation	$36,327	$32,321	3.7	x	3.6	x	$9.57
Kosmos Energy Ltd	63,225	58,584	4.4		4.2		26.66
Talos	40,702	38,057	3.5		3.2		14.62
W&T Offshore, Inc.	32,816	24,839	4.7		4.4		15.79

Mean:	$43,268	$38,450	4.1	x	3.9	x	$16.66
Median:	38,515	35,189	4.1		3.9		15.20

In performing its selected publicly traded companies analysis with respect to the Companies, Guggenheim Securities selected reference ranges of trading multiples for purposes of evaluating the companies on a stand-alone public market trading basis as follows: (i) trading enterprise value/forward production range of $33,000 per Boe/d – $41,000 per Boe/d based on 2019E; (ii) trading enterprise value/forward production range of $25,000 per Boe/d – $38,000 per Boe/d based on 2020E; (iii) trading enterprise value/forward EBITDA multiple range of 3.5x – 4.5x based on 2019E; (iv) trading enterprise value/forward EBITDA multiple range of 3.0x – 4.5x based on 2020E; and (v) trading enterprise value/1P reserves range of $15.00 per Boe – $16.00 per Boe.

Guggenheim Securities’ selected publicly traded companies analysis resulted in an overall reference range of the Companies’ equity value on a stand-alone public market trading basis of $700 million – $950 million.

Selected Precedent Merger and Acquisition Transactions Analysis of the Companies. Guggenheim Securities reviewed selected publicly-available information for oil and gas transactions announced since November 2015 that included deepwater assets in the Gulf of Mexico with a total value greater than $200 million, which are summarized in the table below. Joint venture, Chapter 11 bankruptcy transactions as well Talos’ merger with Stone Energy were all excluded from the analysis of precedent transactions.

Selected Precedent Merger and Acquisition Transactions Analysis — The Companies

Date Announced	Buyer	Seller	Asset	Transaction Enterprise Value / Production ($/Boe/d)	Transaction Enterprise Value / 1P Reserves ($/Boe)	Transaction Enterprise Value / 2P Reserves ($/Boe)
5/13/2019	Equinor ASA	Royal Dutch Shell PLC	Caesar Tonga	$62,662	$—	$12.37
4/23/2019	Murphy Oil Corporation	LLOG Exploration Company	Bluewater	36,184	20.83	11.27
8/6/2018	Kosmos Energy Ltd	Deep Gulf Energy	Corporate	49,000	21.68	14.48
4/27/2018	Talos	Royal Dutch Shell PLC, et al.	Ram Powell	38,361	—	—
2/15/2018	Fieldwood Energy LLC	Noble Energy, Inc.	GoM Portfolio	35,500	30.87	—
11/21/2017	Stone Energy Corporation	Talos	Corporate	63,171	18.24	—
9/12/2016	Anadarko Petroleum Corporation	Freeport-McMoRan Inc.	GoM Portfolio	25,000	15.88	—
8/29/2016	EnVen Energy Corporation	Royal Dutch Shell PLC	Brutus & Glider	17,000	8.69	—
11/9/2015	EnVen Energy Corporation	Marathon Oil Corporation	Ewing Bank, et al.	20,500	—	—
			Mean:	$38,598	$19.37	$12.71
			Median:	36,184	19.54	12.37

In performing its selected precedent merger and acquisition transactions analysis with respect to the Companies, Guggenheim Securities selected a reference range of transaction multiples for purposes of evaluating the Companies on a change-of-control basis as follows: (i) trading enterprise value/forward production range of $30,000 per Boe/d – $40,000 per Boe/d based on 2019E; and (ii) trading enterprise value/2P reserves of $11.00 per Boe – $12.50 per Boe.

Guggenheim Securities’ selected precedent merger and acquisition transactions analysis resulted in an overall reference range of the Companies’ equity value on a change-of-control basis of (i) $775 million to $975 million based on estimated 2019 production and (ii) $900 million to $1,025 million based on 2P reserves.

Stand-Alone Financial Analyses of Talos

Recap of Stand-Alone Financial Analyses of Talos. In evaluating Talos in connection with rendering its opinion, Guggenheim Securities performed various financial analyses which are summarized in the table below and described in more detail elsewhere herein, including DCF analyses and selected publicly traded companies analysis. Based on the DCF analyses and the selected publicly traded companies analysis of Talos, Guggenheim Securities estimated a value range for the Common Stock of $27.00 per share – $35.00 per share for use in determining the value of the Original Equity Consideration. Solely for informational reference purposes, Guggenheim Securities also reviewed the historical trading price range for Common Stock during the past year and selected Wall Street equity research analysts’ price targets for Common Stock available as of December 6, 2019.

Recap of Stand-Alone Financial Analyses of Talos

Implied Share Issue Price of Common Stock	$22.73

	Reference Range for Talos’s Stock Price
Financial Analyses	Low	High
DCF Analyses:
Talos Stand-Alone DCF Valuation (Consensus Case)	$52.37	$58.24
Talos Stand-Alone DCF Valuation (Strip Case)	45.15	50.57
Talos Stand-Alone DCF Valuation (Low Case)	38.38	43.34
Selected Publicly Traded Companies Analysis:
Various Multiples of Reserves, EBITDA(1), and Production	$18.96	$27.99

For Informational Reference Purposes
Talos Stock Price Trading History	$14.92	$30.55
Wall Street Equity Research Stock Price Targets	28.00	40.00

(1)	Utilizes EBITDA based on the Strip Case.

DCF Analyses of Talos. Guggenheim Securities performed stand-alone DCF analyses of Talos by deducting from the present value of the pre-tax cash flows generated by the Talos’ risked 2P reserves, risked prospects and contingent cash flows, the book value of Talos’ Net Debt, the present value of capitalized general and administrative expenses and the present value of cash taxes, and adding the present value of unrealized hedging gains.

In performing its DCF analyses with respect to Talos:

•

Guggenheim Securities utilized the Talos oil and gas information, the Talos management riskings for Talos and the Talos management financial projections for Talos, all as prepared and approved for Guggenheim Securities’ use by Talos’ senior management.

•

Guggenheim Securities used a discount rate range of 9.5% – 11.5% based on its estimate of Talos’ WACC (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience in valuing companies similar to Talos and (ii) application of the CAPM with the following specific inputs: (a) Guggenheim Securities’ then-current estimate of the prospective US equity risk premium range (5.25% – 6.25%), (b) Guggenheim Securities’ review of Talos’ Bloomberg (one-year, two-year and five-year) adjusted equity betas and Talos’ Barra predicted equity betas with greater deference given to the Barra predicted betas (which resulted in a prospective unlevered equity beta reference range for Talos of 1.00 – 1.15), (c) the then-prevailing yield on the 20-year US Treasury bond (2.1%) as a proxy for the risk-free rate, (d) Talos’ current capital structure and (e) an estimate of the appropriate size/liquidity premium for Talos on a stand-alone basis (2.1%)).

Guggenheim Securities’ DCF analyses resulted in an overall reference range of Common Stock on a stand-alone basis of (i) $52.37 – $58.24 per share based on the Consensus Case, (ii) $45.15 – $50.57 per share based on the Strip Case and (iii) $38.38 – $43.34 per share based on the Low Case.

Selected Publicly Traded Companies Analysis of Talos. Guggenheim Securities reviewed certain financial and operating information and implied trading multiples for selected publicly traded companies with no publicly announced pending mergers and acquisitions, which are summarized in the table below. In choosing the selected companies, Guggenheim Securities considered publicly traded, non-distressed E&P companies that have (i) $500 million – $5,000 million in equity market capitalization, (ii) oil/liquids-weighted production, (iii) production growth expected from 2019E to 2020E and (iv) a material or exclusive asset footprint in the Gulf of Mexico. Guggenheim Securities excluded Contango Oil & Gas from this set of companies as it had recently completed two acquisitions during the second half of 2019 that materially changed the operating footprint towards onshore assets.

Selected Publicly Traded Companies Analysis — Talos

	EV / Production ($/Boe/d)		EV / EBITDA				EV / 1P Reserves ($/Boe)
	2019E	2020E	2019E		2020E
Murphy Oil Corporation	$36,327	$32,321	3.7	x	3.6	x	$9.57
Kosmos Energy Ltd	63,225	58,584	4.4		4.2		26.66
W&T Offshore, Inc.	32,816	24,839	4.7		4.4		15.79
Mean:	$44,123	$38,581	4.3	x	4.1	x	$17.34
Median:	36,327	32,321	4.4		4.2		15.79

In performing its selected publicly traded companies analysis with respect to Talos, Guggenheim Securities selected reference ranges of trading multiples for purposes of evaluating Talos on a stand-alone public market trading basis as follows: (i) trading enterprise value/forward production range of $32,000 per Boe/d – $36,000 per Boe/d based on 2019E; (ii) trading enterprise value/forward production range of $24,000 per Boe/d – $32,000 per Boe/d based on 2020E; (iii) trading enterprise value/forward EBITDA multiple range of 3.5x – 4.5x based on 2019E; (iv) trading enterprise value/forward EBITDA multiple range of 3.5x – 4.5x based on 2020E; and (v) trading enterprise value/1P reserves range of $10.00 per Boe – $16.00 per Boe.

Guggenheim Securities’ selected publicly traded companies analysis resulted in an overall reference range of shares of Common Stock on a stand-alone public market trading basis of $18.96 – $27.99 per share.

Other Financial Reviews and Analyses Solely for Informational Reference Purposes

In order to provide certain context for the financial analyses in connection with its opinion as described above, Guggenheim Securities undertook various additional financial reviews and analyses as summarized below solely for informational reference purposes. As a general matter, Guggenheim Securities did not consider such additional financial reviews and analyses to be determinative methodologies for purposes of its opinion.

Talos Stock Price Trading History. Guggenheim Securities reviewed Talos’ stock price trading history over the twelve-month period ending on December 6, 2019. Guggenheim Securities noted that during such period, the Common Stock generally traded in a range of approximately $14.92 – $30.55 per share as of December 5, 2019. Guggenheim Securities noted that volatility in commodity prices had resulted in significant volatility in the price of Common Stock during that period.

Talos Wall Street Equity Research Analyst Stock Price Targets. Guggenheim Securities reviewed selected Wall Street equity research analyst stock price targets for Talos, as published prior to December 6, 2019. Guggenheim Securities noted that such Wall Street equity research analyst stock price targets for the Common Stock were $28.00 – $40.00 per share (not discounted back to arrive at present values). For comparison purposes, Guggenheim Securities noted that the spot closing price per share of Common Stock was $25.35 as of December 6, 2019.

Talos Pro Forma Accretion/(Dilution) Analysis. Guggenheim Securities analyzed the pro forma financial impacts of the Acquisitions by performing (i) an NAV accretion/(dilution) analysis that compared the NAV of Talos on a stand-alone basis (as previously described) to the pro forma NAV of Talos and applying a discount rate range of 9.0% – 10.0%, and (ii) CFPS accretion/(dilution) analysis, the results of each of which are summarized in the table below:

Talos Pro Forma Accretion/(Dilution) Analysis

NAV Accretion/(Dilution)(1)	Low Case		Strip Case		Consensus Case
	Low	High	Low	High	Low	High
NAV % Accretion/(Dilution)	11%	5%	10%	5%	10%	6%

(1)	“Low” and “High” refers to the low end and the high end, respectively, of the applicable discount range.

CFPS Accretion/(Dilution)	Low Case	Strip Case	Consensus Case
2020E CFPS % Accretion/(Dilution)	14%	16%	16%
2021E CFPS % Accretion/(Dilution)	13%	12%	11%

Other Considerations

Except as described in the summary above, Talos did not provide specific instructions to, or place any limitations on, Guggenheim Securities with respect to the procedures to be followed or factors to be considered in performing its financial analyses or providing its opinion. The type and amount of consideration payable in the Acquisitions were determined through negotiations between Talos and the Sellers and were approved by the Board. The decision to enter into the Original Purchase Agreements was solely that of the Board. Guggenheim Securities’ opinion was just one of the many factors taken into consideration by the Board. Consequently, Guggenheim Securities’ financial analyses should not be viewed as determinative of the decision of the Board with respect to the fairness, from a financial point of view, to Talos of the Total Purchase Price pursuant to the Acquisitions.

Pursuant to the terms of Guggenheim Securities’ engagement, Talos has agreed to pay Guggenheim Securities total cash fees of $6,500,000, comprised of $5,000,000 which is payable upon consummation of the Acquisitions and $1,500,000 which became payable upon the rendering of Guggenheim Securities’ opinion. In addition, Talos has agreed to reimburse Guggenheim Securities for certain expenses and to indemnify it against certain liabilities arising out of its engagement.

Aside from its current engagement by Talos, Guggenheim Securities has not been engaged during the past two years by Talos, the Sellers or Riverstone Investment Group LLC (which is referred to as “Riverstone Investment”), to provide financial advisory or investment banking services for which Guggenheim Securities has received fees. Guggenheim Securities is currently and during the past two years has been engaged by certain investment funds and other investment vehicles managed by affiliates of Apollo Capital Management, L.P. (which is referred to as “Apollo”) to provide financial advisory or investment banking services in connection with matters unrelated to the Acquisitions for which Guggenheim Securities has received (or expects to receive) customary fees, including (among other matters) acting (i) as sole structuring advisor and lead bookrunning manager in connection with the whole business securitization for Coinstar, Inc., an Apollo portfolio company; (ii) as Apollo’s financial advisor in connection with its acquisition of a majority interest in certain broadcast television stations and related assets from Cox Media Group; and (iii) as Apollo’s financial advisor in connection with its acquisition of certain radio stations and related assets from Cox Media Group. In addition, Guggenheim Securities regularly acts as an arranger on financing transactions in which certain affiliates of Apollo act as financing sources. Guggenheim Securities may seek to provide Talos, the Sellers, the Companies, Apollo and Riverstone Investment and their respective affiliates with certain financial advisory and investment banking services unrelated to the Acquisitions in the future, for which services Guggenheim Securities would expect to receive compensation.

Guggenheim Securities and its affiliates and related entities engage in a wide range of financial services activities for its and their own accounts and the accounts of customers, including but not limited to: asset, investment and wealth management; insurance services; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities and its affiliates and related entities may (i) provide such financial services to Talos, the Sellers, the Companies, Apollo, Riverstone Investment, other participants in the Acquisitions and their respective affiliates, investment funds and portfolio companies, for which services Guggenheim Securities and its affiliates and related entities may have received, and may in the future receive, compensation and (ii) directly and indirectly hold long and short positions, trade and otherwise conduct such activities in or with respect to loans, debt and equity securities and derivative products of or relating to Talos, the Sellers, the Companies, Apollo, Riverstone Investment, other participants in the Acquisitions and their respective affiliates, investment funds and portfolio companies. Furthermore, Guggenheim Securities and its affiliates and related entities and its or their respective directors, officers, employees, consultants and agents have certain investments in affiliates and investment funds of Apollo and may have investments in Talos, the Sellers, the Companies, Riverstone Investment, other participants in the Acquisitions and their respective affiliates, investment funds and portfolio companies.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Talos, the Sellers, the Companies, Apollo, Riverstone Investment, other participants in the Acquisitions and their respective affiliates, investment funds and portfolio companies, the Acquisitions and the oil and gas sector generally that differ from the views of Guggenheim Securities’ investment banking personnel.

Interests of the Company’s Directors and Executive Officers in the Transactions

Certain of the Company’s directors and executive officers may have interests in the Transactions that may be different from, or in addition to, the interests of the Company’s stockholders generally. For example, pursuant to the Company’s Stockholders’ Agreement, Riverstone has appointed Mr. Rajen Mahagaokar and Mr. Robert Tichio to the Company’s Board. Mr. Tichio is a partner and employee of Riverstone affiliates, and serves on the Board of Directors of each of ILX Holdings, ILX Holdings II, ILX Holdings III and Castex 2014, and Mr. Mahagoakar is also an employee of affiliates of Riverstone. In these capacities, Messrs. Tichio and Mahagoakar have ongoing professional and financial interests in the Riverstone Sellers. In addition, Ms. Olivia Wassenaar, currently a partner at Apollo Global Management LLC and a member of our Board appointed by Apollo pursuant to the Stockholders’ Agreement, was formerly associated with Riverstone. In connection with her former association with Riverstone, Ms. Wassenaar continues to have an indirect financial interest in the Riverstone Sellers through passive minority equity interests in certain funds affiliated with Riverstone that own interests in the Riverstone Sellers. Please see “Certain Relationships and Related Party Transactions” located elsewhere in this Information Statement for more information.

These interests may present actual or potential conflicts of interest and you should be aware of these interests. The Board, with Messrs. Tichio and Mahagaokar and Ms. Wassenaar recused from deliberations, were aware of and considered these interests in reaching the determination to approve the Purchase Agreements and deem each Purchase Agreement and the other Transactions to be fair to, and in the best interests of, the Company and its stockholders.

Material U.S. Federal Income Tax Consequences of the Acquisitions

The Acquisitions are intended to be treated as a purchase of assets or interests in entities treated as partnerships for U.S. federal (and applicable state and local) income tax purposes, and the parties generally agreed to report consistently with such treatment.

Regulatory Approvals Required for the Acquisitions

The consummation of the Acquisitions was subject to review under the HSR Act. The obligations of the Company and the Sellers to effect the Acquisitions were subject to the expiration or termination of the waiting period (and any extension thereof) applicable to the Acquisitions under the HSR Act.

On December 20, 2019, the parties filed a Notification and Report Form with the DOJ and the FTC, and requested early termination of the applicable waiting periods thereunder. On January 7, 2020, the parties received early termination of the applicable waiting periods under the HSR Act.

The Purchase Agreements generally require each party to use reasonable best efforts to resolve objections that may be asserted under any antitrust law with respect to the Acquisitions, subject to certain exceptions.

Accounting Treatment of the Acquisitions

The Acquisitions will be accounted for as a business combination in accordance with GAAP, with Talos treated as the “acquirer” of the Target Assets for financial reporting purposes. Accordingly, the assets and liabilities of Target Assets will be recorded, as of the completion of the Acquisitions, at their respective fair values, with the excess of purchase price over the fair value of the identifiable net assets recorded as goodwill. The reported financial condition and results of operations of Talos issued prior to completion of the Acquisitions will only reflect the assets, liabilities, and results of operations of Talos Energy Inc. The assets, liabilities, and results of operations of the Target Assets will only be reflected from the date of the Acquisitions.

THE PURCHASE AGREEMENTS

The following summary of the material provisions of the Purchase Agreements, and such summary and the description of the Purchase Agreements located elsewhere in this Information Statement are qualified in their entirety by reference to the complete text of each Purchase Agreement, including, as applicable, any amendments thereto, copies of which are included as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V to this Information Statement and incorporated into this Information Statement by reference. This summary does not purport to be complete and may not contain all of the information about each Purchase Agreement that is important to you. We urge you to carefully read this entire Information Statement, including the annexes and the other documents to which we have referred you. You should also review the section entitled “Where You Can Find Additional Information.”

Each of the Purchase Agreements have been included for your convenience to provide you with information regarding its terms and we recommend that you read each in its entirety. The Purchase Agreements are not intended to be a source of factual, business or operational information about the Company, Talos Production or any of the Sellers, and the following summary of the Purchase Agreements, including, as applicable, any amendments thereto, and the copies thereof included as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V to this Information Statement are not intended to modify or supplement any factual disclosure about the Company in any documents it publicly files with the SEC. Each Purchase Agreement is a contractual document that establishes and governs the legal relations between the Company, Talos Production and each of the Sellers, and allocates risks between the parties, with respect to the respective acquisition. Each Purchase Agreement contains representations and warranties made by the Company or Talos Production, on the one hand, and each of the respective Sellers, on the other hand, that are qualified in several important respects, which you should consider as you read them in each Purchase Agreement.

Certain of the representations and warranties made by the Company or Talos Production, on the one hand, and each of the respective Sellers, on the other hand, were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may have been used for the purpose of allocating risks between the respective parties to each of the Purchase Agreements rather than as establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Information Statement, may have changed since the date of each Purchase Agreement, and subsequent developments may or may not be fully reflected in this Information Statement or the Company’s public disclosures. Accordingly, you should not rely on the representations and warranties as being accurate or complete or characterizations of the actual state of facts as of any specified date.

The Acquisitions

Subject to the terms and conditions of the Purchase Agreements, at the closing of the Acquisitions, Talos Production acquired all of the issued and outstanding limited liability company interests in (i) the ILX I Target Entities from ILX Holdings, (ii) the ILX II Target Entities from ILX Holdings II, (iii) the ILX III Target Entities from ILX Holdings III, (iv) GOME 1271 from Castex 2014 and (v) Dorado Deep from Castex 2016. In exchange, Talos Production paid the Sellers aggregate consideration, subject to certain negotiated adjustments, consisting of: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) the Preferred Shares, issued by the Company to the Riverstone Sellers at the closing of the Acquisitions on February 28, 2020.

At signing, Talos Production delivered into escrow the Deposit required under each Purchase Agreement, which was applied at the closing of the Acquisitions towards the cash component of the purchase price under each Purchase Agreement.

Closing and Effective Time of the Acquisitions

The Acquisitions closed on February 28, 2020. The Acquisitions have an effective time of 12:00 a.m., Central Time, on July 1, 2019.

Representations and Warranties

The Purchase Agreements contain customary representations and warranties for transactions of this nature. Several of the representations and warranties of each of the Company, Talos Production and the Sellers are qualified as to “materiality” and several of the representations and warranties of the Sellers are qualified as to “Material Adverse Effect.”

Under the Purchase Agreements, a “Material Adverse Effect” means an event, occurrence or circumstance that, individually or in the aggregate, results or would be reasonably likely to result in a Material Adverse Effect (a) on the ownership, assets, operations or financial condition of the Company Assets or the Company Businesses (as each is defined in the applicable Purchase Agreement), taken as a whole, or (b) upon the ability of a Seller to consummate the applicable Acquisition; provided, however, that the Material Adverse Effect shall not include:

(i)	effects resulting from changes in commodity prices;

(ii)	natural decline in well performance;

(iii)	general changes in industry, economic or political conditions or financial markets;

(iv)

changes in condition or developments generally applicable to the oil and gas industry in any area or area where the applicable Company Assets are located or where the applicable Company Businesses (as defined in the applicable Purchase Agreement) are conducted;

(v)

failure to meet internal or external forecasts or estimates of revenues, earnings, expenses, asset development or other financial or economic metrics for any period (excluding the underlying cause of such failure);

(vi)	acts of God, force majeure events and Casualty Losses (as defined in the applicable Purchase Agreement);

(vii)	acts or failures to act by governmental authorities;

(viii)	civil unrest or similar disorder or terrorist acts;

(ix)	changes in laws or interpretations thereof by any governmental authority;

(x)	reclassification or recalculation of reserves in the ordinary course of business;

(xi)	effects or changes that are cured or no longer exist by the earlier of the closing under, or the termination of, the applicable Purchase Agreement;

(xii)	actions taken or omissions made after signing as expressly permitted or required under the applicable Purchase Agreement;

(xiii)	performance of the applicable Purchase Agreement and the transactions contemplated thereby; and

(xiv)	increase in the cost of or availability or timely placement of financing for the applicable Acquisition.

Notwithstanding the foregoing, if any of the events, circumstances or occurrences described in parts (iii), (iv), (vi), (vii), (viii) and/or (ix) directly above disproportionately affects in any material respect the applicable Company Assets as compared to other oil and gas assets where the applicable Company Assets are located or the applicable Target Asset(s), as compared to other persons in the oil and gas industry where the applicable Company Businesses are located, such adverse effects (if any) will be taken into account when determining whether a Material Adverse Effect has occurred or would be reasonably likely to occur.

Operating and Conduct of Business Covenants

Under each Purchase Agreement, the Company, Talos Production and the Seller party thereto agreed that, with certain exceptions or with the prior written consent of Talos Production or as may have been required in connection with the other provisions of such Purchase Agreement or any of the Transaction Documents (as defined in the applicable Purchase Agreement), during the period from signing until the closing of the Acquisition contemplated by such Purchase Agreement (or the termination of such Purchase Agreement), the Seller shall have caused the applicable Target Asset(s) to:

(i)	own and operate the applicable Company Assets in the ordinary course of business consistent with past practices, subject to the terms and conditions of such Purchase Agreement;

(ii)	not engage in any business other than the applicable Company Businesses; and

(iii)	keep and maintain (in all material respects) accurate books, records and accounts in the ordinary course and consistent with past practices.

The Company, Talos Production and each applicable Seller also agreed that, except for certain exceptions or with the prior written consent of Talos Production or as may have been required in connection with the other provisions of the applicable Purchase Agreement or any of the Transaction Documents, during the period from the date of each Purchase Agreement until the closing of the applicable Acquisition (or the termination of the Purchase Agreements, as applicable) each applicable Seller shall have, and/or shall have caused the applicable Target Asset(s) to:

(i)	not lease, sell, hypothecate, encumber or dispose of any Company Assets other than sales of certain specified exceptions;

(ii)	not prematurely terminate, materially amend, waive any rights, execute or extend any material contracts;

(iii)

use commercially reasonable efforts to maintain insurance coverage in the scheduled amounts and types or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

(iv)

use commercially reasonable efforts to maintain all Permits (as defined in the applicable Purchase Agreement) which have been maintained by such Seller of the applicable Target Asset(s) as of the date of the Purchase Agreements in effect that are necessary or required;

(v)

maintain all bonds, letters of credit, guarantees and other financial insurance to the extent maintained by such Seller or the applicable Target Asset(s) as of the date of the Purchase Agreements and required to own and/or operate the Company Assets in the ordinary course consistent with past practices;

(vi)

other than certain specified matters, not institute, waive, compromise or settle any claim with respect to any applicable Target Asset or its assets where the amount at issue meets a specified dollar threshold;

(vii)	except for operations to perpetuate the assets of an applicable Target Asset, not propose any operation with respect to such assets, the cost of which exceed a specified dollar threshold;

(viii)

forward any authority for expenditure or similar request from a third party to Talos Production as soon as reasonably practicable, and thereafter consult with Purchaser on whether the applicable Target Asset(s) should elect to participate;

(ix)

with respect to the Castex 2016 Acquisition, not make a non-consent election after the date of the Purchase Agreement for the Castex 2016 Acquisition without first obtaining Talos Production’s written consent (which will not be unreasonably withheld, conditioned or delayed);

(x)	not propose to abandon a well or agree to abandon a well without first consulting Talos Production;

(xi)	keep Talos Production reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted;

(xii)

forward production information and lease operating statements received from third parties that can be forwarded to the extent not requiring the Seller or any applicable Target Asset to incur damages or break confidence with any applicable person;

(xiii)

without incurring any damages or cost, use commercially reasonable efforts to seek all production information reasonable requested by Talos Production from third party operators that the Seller has a right to obtain;

(xiv)	notify Talos Production if any lease terminates promptly upon learning the same;

(xv)

to the extent the applicable governmental authority does not request the Seller or the applicable Target Asset not to disclose a matter, advise Talos Production of any material notices from such governmental authority with respect to idle iron obligations or directives or financial assurance obligations to the extent pertaining to the assets of the applicable Target Asset(s);

(xvi)

promptly notify Talos Production of proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which the Seller or any applicable Target Asset becomes aware, and not protest the same without Talos Production’s prior written consent;

(xvii)

other than as provided in part (i) above, not participate in any operations for which Talos Production would be responsible after the closing, other than transactions in the normal, usual, customary manner, of a nature and in an amount not to exceed a specified, aggregate dollar threshold, consistent with past practices;

(xviii)

not take, or permit any of its Affiliates (or authorize anyone acting on behalf of the Seller, any applicable Target Asset(s) or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage or negotiate any offer or inquiry from any Person (as defined in the applicable Purchase Agreement) concerning the direct or indirect acquisition of the Seller, an applicable Target Asset or the assets of any such Target Asset by any person other than Talos Production or its Affiliates; and

(xix)	not commit to do any act prohibited by the foregoing.

Lastly, the Company, Talos Production and each applicable Seller agreed that, except for certain exceptions or as may have been required in connection with the other provisions of the applicable Purchase Agreement or any of the Transaction Documents, until the closing of the applicable acquisition, each Seller would not permit the applicable Target Asset(s) to do any of the following without the prior written consent of Talos Production, such consent not to be unreasonably withheld, conditioned or delayed for certain specified matters below:

(i)	amend its organizational documents;

(ii)

issue, transfer, sell, dispose of, pledge or encumber (other than any Permitted Interests Encumbrances (as defined in the applicable Purchase Agreement)) any equity interest in any applicable Target Asset;

(iii)	make or declare any non-cash dividend or distribution with respect to any of the capital stock or other equity interest in any applicable Target Asset;

(iv)	redeem or otherwise acquire any shares of the capital stock or equity interest in any applicable Target Asset;

(v)

except for (a), with respect to the Riverstone Acquisitions (other than the Acquisition from Castex 2014 (the “Castex Acquisition”), indebtedness (or guarantees of such indebtedness) to or for another applicable Target Asset or (b), with respect to the Castex 2014 Acquisition, borrowings in the ordinary course of business under the Credit Agreement (as defined in the Purchase Agreement for the Castex 2014 Acquisition, in each case, incur or assume a loan or incur, create or assume any lien with respect to the assets of any applicable Target Asset;

(vi)	make any change in any method of accounting or accounting principles other than those required by the Accounting Principles (as defined in the applicable Purchase Agreement);

(vii)

acquire by merger, consolidation, or purchase of equity interests, or by purchasing a substantial portion of the assets of any interests in any business entity or division thereof or otherwise acquire any assets (other than inventory) in excess of a specified, aggregate dollar amount;

(viii)

to the extent relating to Seller Taxes (as defined the applicable Purchase Agreement) (a) make, change or rescind any material election relating to taxes, (b) make any change in material tax reporting principles, methods or policies, (c) file any material amended tax return or claim for refund, (d) settle or compromise any material liability with respect to taxes, (e) surrender any right to claim a refund of material taxes, (f) enter into any closing agreement affecting any liability with respect to material taxes or material refund, or (g) consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment;

(ix)

to the extent relating to any taxes for which Purchaser is responsible (a) make, change or rescind any election relating to taxes, (b) make any change in any tax reporting principles, methods or policies, (c) file any amended tax return or claim for refund, (d) settle or compromise any material liability with respect to taxes, (e) surrender any right to claim a refund of taxes, (f) enter into any closing agreement affecting any liability with respect to taxes or refund or (g) consent to any extension or waiver of the limitation period applicable to any tax claim or assessment;

(x)	adopt a plan of complete or partial liquidation or authorization or undertake a dissolution, consolidation, restructuring, recapitalization or other reorganization;

(xi)

make any Loan (as defined in the applicable Purchase Agreement), excluding (a) accounts receivable in the ordinary course of business or (b) advances or cash call payments to the operator or counterparty required under applicable operating or service agreements;

(xii)	form any subsidiaries;

(xiii)	terminate or voluntarily relinquish any material permit necessary for the conduct of the applicable Target Asset’s business in accordance with past practices except in the ordinary course of business;

(xiv)

hire any employees, engage any independent contractor or establish, or become obligated to contribute to, any Benefit Plan (as defined in the applicable Purchase Agreement) or other employee benefit or compensation plan, program, policy, agreement or arrangement; or

(xv)	agree to do any of the foregoing.

Transition Services

With respect to the Castex 2014 Acquisition and the Castex 2016 Acquisition, the applicable Sellers and Talos Production agreed to attempt in good faith to negotiate a mutually acceptable form of transition services agreement for transitioning ownership, use and operation of the applicable assets to Talos Production, which would be entered into at the closing of those Acquisitions.

HSR Filing

Consummation of the Acquisitions are subject to the expiration or termination of any applicable waiting period under the HSR Act. On December 20, 2019, the parties filed a Notification and Report Forms with the DOJ and the FTC, and requested early termination of the applicable waiting periods thereunder. On January 7, 2020, the parties received early termination of the applicable waiting periods under the HSR Act.

Delivery of Forms and Instruments

Under each of the Purchase Agreements, the Seller party thereto agreed to delivery at closing to the Company or Talos Production, to the extent necessary to consummate the Transactions contemplated thereby, any applicable forms or instruments required for the indirect transfer of federal leases or state leases that constitute the Target Assets.

Officer and Director Resignation and Releases

Under each of the Purchase Agreements, the Seller party thereto agreed to deliver at closing to the Company or Talos Production resignation letters or written evidence of the removal of each officer, director and manager of the applicable Target Asset(s).

Further Actions and Certain Pre-Closing Obligations

Under each Purchase Agreement, the Company, Talos Production and the applicable Seller agreed to take such further actions and to execute, acknowledge and deliver all further documents as reasonably requested by the other for carrying out the purposes of the applicable Purchase Agreement or any agreement delivered thereto.

Talos Production and each Seller agreed to cooperate in all material respects and consult with each other in connection with regulatory filings, including (i) absent an objection from a governmental authority, providing advance notice and allow the other to participate in a communication with a governmental authority, (ii) promptly informing the other of any communication received by, or given to, the DOJ, FTC or other governmental authority and (iii) furnishing to the other party such reasonably requested and reasonably necessary information, and to within ten business days of the date of the Purchase Agreements, file with the FTC and the DOJ the notification and report form, if any, required under the HSR Act for the Transactions.

Prior to the closing, the Sellers terminated or caused the termination of all intercompany agreements, contracts, loans, payables, receivables, agreements and other transactions between any applicable Target Asset, on the one hand, and the applicable Seller or any of its Affiliates (other than any other Target Asset(s) of such Seller), on the other hand. Each Seller also caused the applicable Target Asset(s) to execute and deliver an excluded assets assignment prior to the closing.

Subject to the terms and provisions of the Purchase Agreements, each applicable Seller did, and caused its affiliates (other than the applicable Target Asset(s)) to, release from Damages (as defined in the applicable Purchase Agreement) and to cancel any indebtedness or payables from each applicable Target Asset to such Seller or its Affiliates (other than the applicable Target Asset) and caused each applicable Target Asset to release from Damages and to cancel all receivables from such Seller or its Affiliates (other than the applicable Target Assets). Additionally, under the Purchase Agreement for the Castex 2016 Acquisition, (a) indebtedness or payables from Dorado Deep to Castex Energy, Inc. or its Affiliates (other than Castex 2016) and (b) receivables from Castex Energy, Inc. and its Affiliates (other than Castex 2016), in each case, not accruing from the ordinary course of business were also released from Damages and cancelled.

The Company also agreed to use its reasonable best efforts to cause the Conversion Shares to be approved for listing, subject to issuance of notice, on the NYSE prior to the closing.

Talos Production has conditionally bound a representations and warranties insurance policy (the “R&W Policy”), pursuant to a binder agreement attached as an exhibit to each Purchase Agreement. From the date of signing, the Company, Talos Production and each Seller agreed to use their commercially reasonable efforts to satisfy as of the date of closing the conditions in the R&W Policy binder attached to the applicable Purchase Agreements as of the closing.

Employment Matters

Each Seller has provided a representation and warranty that none of the applicable Target Assets (a) has or has had any employees, (b) engages or has engaged any individual (or entity wholly owned by an individual) as a consultant or independent contractor or (c) maintains, sponsors or contributes to, or has maintained or sponsored or contributed to, or has, or has had, any liability or potential liability, with respect to any Benefit Plan (as defined in the applicable Purchase Agreement).

Indemnification

The applicable parties to each Purchase Agreement agreed to provide post-closing indemnification for certain losses arising from breaches of certain representations, warranties and covenants made in the applicable Purchase Agreement, and for losses arising from certain other liabilities, subject to certain limitations. As contemplated by the Purchase Agreements, Talos has obtained the R&W Policy to provide coverage for certain breaches of representations and warranties of the Sellers contained in the Purchase Agreements, which will be subject to certain exclusions, deductibles and other terms and conditions set forth therein. Pursuant to the Purchase Agreements, the costs to obtain the R&W Policy will be borne 50% by Talos Production and 50% by the Sellers. After closing, the Sellers’ indemnification obligations to Talos Production are supported by (a) a parent guarantee by the applicable Seller’s affiliate, (b) retention of a portion of the purchase price by the escrow agent to satisfy the applicable Seller’s indemnification obligations, or (c) a combination of parts (a) and (b), subject to the terms, conditions and survival periods set forth in the applicable Purchase Agreement and parent guarantees.

Conditions to the Acquisitions

The obligation of each Seller to consummate the applicable Acquisition was subject, at the option of such Seller, to the satisfaction on or prior to the closing of the following conditions:

(i)

the representations and warranties of Talos Production and the Company contained in Article 4 of the applicable Purchase Agreement being true and correct as of the date of the Purchase Agreement and the Closing Date (as defined in the applicable Purchase Agreement) as though made on such date, unless otherwise specified, in all material respects;

(ii)

Talos Production and the Company shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under the applicable Purchase Agreement prior to or on the Scheduled Closing Date;

(iii)

absence of any proceeding before any governmental authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the consummation of the applicable Acquisition;

(iv)	absence of any order before any governmental authority or any law or regulation preventing the consummation the applicable Acquisition;

(v)

the aggregate value of any title and environmental defects, preferential purchase rights, certain consents, and certain casualty loss is less than 20% of the Unadjusted Purchase Price of the applicable Purchase Agreement;

(vi)

if applicable, any waiting period applicable to the consummation of the Acquisitions under the HSR Act or any foreign antitrust, competitor or pre-merger notification law shall have expired or been terminated;

(vii)

Talos Production and the Company have delivered (or are ready, willing and able to deliver) to the applicable Seller the documents and other items required to be delivered by Talos Production and the Company at the closing; and

(viii)

(a) with respect to each Riverstone Acquisition, the applicable Acquisitions contemplated by the Purchase Agreements for the other Riverstone Acquisitions have been consummated or are being simultaneously consummated with the applicable Riverstone Acquisition, in each case, in accordance with the terms of such other Purchase Agreements and (b), with respect to the Castex 2016 Acquisition, the applicable Acquisitions contemplated by the Purchase Agreements for the Riverstone Acquisitions have been consummated or are being simultaneously consummated with the Castex 2016 Acquisition, in each case, in accordance with the terms of such other Purchase Agreements.

The obligation of Talos Production and the Company to consummate each Acquisition was subject, at the option of Talos Production and the Company, to the satisfaction on or prior to the closing of the following conditions:

(i)

the representations and warranties of the applicable Seller contained in Article 3 of the applicable Purchase Agreement being true and correct as of the date of the Purchase Agreement and the Scheduled Closing Date as though made on such date, unless otherwise specified, except to the extent any failures, individually or in the aggregate, have not had a Material Adverse Effect;

(ii)

the applicable Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under the applicable Purchase Agreement prior to or on the Scheduled Closing Date;

(iii)

absence of any proceeding before any governmental authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the consummation of the applicable Acquisition;

(iv)	absence of any order before any governmental authority or any law or regulation preventing the consummation of the applicable Acquisition;

(v)

the aggregate value of any title and environmental defects, preferential purchase rights, certain consents and certain casualty loss is less than 20% of the Unadjusted Purchase Price of the applicable Purchase Agreement;

(vi)

if applicable, any waiting period applicable to the consummation of the Acquisitions under the HSR Act or any foreign antitrust, competitor, or pre-merger notification law shall have expired or been terminated;

(vii)

the applicable Seller has delivered (or is ready, willing and able to deliver) to Talos Production and the Company the documents and other items required to be delivered by such Seller at the closing; and

(viii)

(a) with respect to each Riverstone Acquisition, the applicable Acquisition contemplated by the Purchase Agreements for the other Riverstone Acquisitions have been consummated or are being simultaneously consummated with the applicable Riverstone Acquisition, in each case, in accordance with the terms of such other Purchase Agreements and (b), with respect to the Castex 2016 Acquisition, the applicable Acquisition contemplated by the Purchase Agreements for the Riverstone Acquisitions have been consummated or are being simultaneously consummated with the Castex 2016 Acquisition, in each case, in accordance with the terms of such other Purchase Agreements.

Termination

Each Purchase Agreement may have been terminated at any time prior to the closing, under the following circumstances:

(i)	by written consent of the applicable Seller and Talos Production;

(ii)

by the applicable Seller or Talos Production, as applicable, by written notice to the other, if Talos Production or such Seller, as applicable, is in material breach of any covenant or representation in the applicable Purchase Agreement, which breach would give rise to the failure of a condition to closing to be satisfied and is incapable of being cured, or if capable of being cured, is not cured, by the breaching party by the earlier of (a) 30 days following receipt of written notice from the non-breaching party of such breach or (b) April 30, 2020 (the “Outside Date”); or

(iii)	by the applicable Seller or Talos Production, as applicable, by written notice to the other if the closing has not occurred on or before the Outside Date.

Effect of Termination

If the Purchase Agreements had been terminated, other than certain specified provisions and the Confidentiality Agreement (as defined in the applicable Purchase Agreement), the Purchase Agreements would have become void and of no further force or effect.

If any Purchase Agreement had been terminated by the applicable Seller as a result of Talos Production’s willful breach or failure to consummate the applicable Acquisition at a time when Talos Production’s conditions to closing had been satisfied and such Seller had been ready, willing and able to close the applicable Acquisition, such Seller would have been entitled, at its option, to seek specific performance of Talos Production to consummate the applicable Acquisition or terminate the Purchase Agreement and would have been entitled to receive the Deposit for such Purchase Agreement.

If any Purchase Agreement had been terminated by Talos Production as a result of the applicable Seller’s willful breach or failure to consummate the applicable Acquisition at a time when the Seller’s conditions to closing had been satisfied and Talos Production had been ready, willing and able to close the applicable Acquisition, Talos Production would have been entitled, at its option, to seek specific performance of such Seller to consummate the applicable Acquisition or terminate the Purchase Agreement and would have been entitled to receive the Deposit for such Purchase Agreement and seek to recover actual damages from such Seller up to an amount equal to the amount of the Deposit for such Purchase Agreement.

Officer and Resignation and Releases

At the closing, each Seller was obligated to deliver to Talos Production and the Company resignation letters or written evidence of removal of each officer, director and manager of each applicable Target Asset, duly executed by the appropriate persons.

Amendment; Extension; Waiver

Each Purchase Agreement may be amended or modified only by an agreement in writing by the applicable Seller and Talos Production and expressly identified as an amendment or modification.

Specific Performance

In the event of any breach of any agreement or covenant set forth in the applicable Purchase Agreement (other than a breach of the representations and warranties of the applicable parties), the non-breaching party may be entitled to equitable relief, without proof of actual damages, including an injunction or order for specific performance to prevent such breaches and to order the breaching party to affirmatively carry out its obligations under such Purchase Agreement. Any such equitable relief is in addition to other remedies at law or in equity to which the applicable parties are entitled to.

Governing Law

The Purchase Agreements are governed by the laws of the State of Texas, without giving effect to the rules or principles of conflicts of law.

SERIES A CONVERTIBLE PREFERRED STOCK; CERTIFICATE OF DESIGNATION

On February 27, 2020, the Company adopted the Certificate of Designation to provide for the issuance of 110,000 Preferred Shares. On the terms and subject to the conditions set forth in the Certificate of Designation, each share of Series A Convertible Preferred Stock will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to the Conversion. The Series A Convertible Preferred Stock have no voting rights, except as otherwise expressly required by law, and the consent of holders thereof shall not be required for taking of any corporate action, except for any voting rights (including with respect to corporate actions) required by the DGCL or the Charter, provided, however, the holders have the right to vote as a class on any increase or decrease in the authorized shares of Series A Convertible Preferred Stock. The Conversion has been approved by the Majority Stockholders.

See “Description of Capital Stock—Preferred Stock” for additional information regarding the terms of the Preferred Shares issued at the closing of the Acquisitions on February 28, 2020 and the Certificate of Designation related thereto, which is attached as Annex B to this Information Statement.

AGREEMENTS RELATED TO THE TRANSACTIONS

Registration Rights Agreement Amendment

On February 28, 2020, pursuant to each Purchase Agreement to which a Riverstone Seller is a party, the Company and the Riverstone Sellers entered into the Registration Rights Agreement Amendment to the Original Registration Rights Agreement, pursuant to which each of the Riverstone Sellers (or one or more of its designated affiliates) became parties to the Original Registration Rights Agreement (as amended by the Registration Rights Agreement Amendment, referred to herein as the Registration Rights Agreement) and, among other things, the Company agreed, on the terms and subject to the conditions set forth in the Registration Rights Agreement, (i) to prepare, file with the SEC and cause to become effective a shelf registration statement with respect to the Preferred Shares that would permit some or all of the Preferred Shares (or Conversion Shares) to be resold in registered transactions and (ii) to use its reasonable best efforts to maintain the effectiveness of the shelf registration statement while the Riverstone Sellers and their respective affiliates hold any of the Preferred Shares (or Conversion Shares). In addition, under certain circumstances, the Registration Rights Agreement permits the Riverstone Sellers (or any of their designated affiliates party thereto) to demand or participate in an underwritten public offering by the Company. Please see the section entitled “Certain Relationships and Related Party Transactions — Transactions Entered into Prior to or in Connection with the Stone Combination — Original Registration Rights Agreement” for a summary of the Original Registration Rights Agreement and the rights of the parties thereto, as well as the terms of the Registration Rights Agreement Amendment, which is included as Annex C to this Information Statement.

Joinder and Amendment

On December 10, 2019, in connection with the entry into the Purchase Agreements, the Company, Talos Production and certain other direct and indirect subsidiaries of the Company and Talos Production entered into a Joinder and Amendment, which amended the Credit Agreement, dated as of May 10, 2018 (as previously amended by the Joinder and Amendment), among the Company, Talos Production, JPMorgan Chase Bank, N.A., as administrative agent, the issuing banks, the lenders party thereto and the other persons from time to time party thereto, in order to (i) effective as of December 11, 2019, (a) increase the commitments of the Current Lenders, such that, after giving effect to such joinders and new or increased commitments, the aggregate commitments thereunder was increased from $850.0 million to $950.0 million and (b) increase the borrowing base from $850.0 million to $950.0 million, (ii) conditioned and effective upon consummation of the Transactions and certain other conditions, (a) increase the commitments of each of the Current Lenders such that, after giving effect to increased commitments, the aggregate commitments thereunder will be increased from $950.0 million to $1.15 billion and (b) increase the borrowing base from $950.0 million to $1.15 billion and (iii) amend certain other provisions of the Credit Agreement as more specifically set forth in the Joinder and Amendment.

The increase in commitments and the borrowing base, pursuant to the Joinder and Amendment, occurred at closing.

Stockholders’ Agreement Amendment

On February 24, 2020, the Company entered into the Stockholders’ Agreement Amendment, by and between the Company and the stockholders of the Company party thereto. The Stockholders’ Agreement Amendment will, among other things, add each of the Riverstone Sellers (or one or more of its designated affiliates) as parties to the Stockholders’ Agreement and provide that for purposes of determining whether the Riverstone Sellers and their affiliates continue to satisfy certain stock ownership requirements necessary to retain their rights to nominate directors to Talos’ Board, the Series A Convertible Preferred Stock owned by the Riverstone Sellers will be counted towards such ownership requirements on an as converted basis. The Stockholders’ Agreement became effective at the closing of the Acquisitions on February 28, 2020.

As of February 24, 2020, (i) the Riverstone Funds beneficially owned and possessed voting power over approximately 27.5% of the issued and outstanding Common Stock and (ii) the Apollo Funds beneficially owned and possessed voting power over approximately 35.4% of the issued and outstanding Common Stock. Pursuant to the Stockholders’ Agreement, (i) the Riverstone Funds currently have the right to designate two Riverstone Directors, (ii) the Apollo Funds currently have the right to designate two persons for nomination by the Board for election to the Board (an “Apollo Director”) and (iii) the Apollo Funds and the Riverstone Funds currently have the collective right to designate two Joint Directors. Two Riverstone Directors, two Apollo Directors and one Joint Director currently serve on the Board pursuant to the Stockholders’ Agreement.

TALOS ENERGY INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements present the combination of the historical financial information of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers, adjusted to give effect to the Transactions and related financing consisting of borrowings under the Company’s revolving bank credit facility. In addition, while the Company acquired substantially all of the key operating assets of ILX Holdings, ILX Holdings II and the Castex Sellers, the historical financial information was adjusted to eliminate specified assets and liabilities, and the associated income affect, not in the ILX I Target Entities, ILX II Target Entities or Castex Target Entities, or were considered Excluded Assets in the Purchase Agreements.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 and year ended December 31, 2018 combines the historical consolidated statements of operations of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers giving effect to the Transactions and related financing as if they had been consummated on January 1, 2018. The unaudited pro forma condensed combined balance sheet combines the historical condensed consolidated balance sheets of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers as of September 30, 2019, giving effect to the Transactions and related financing as if closing had occurred on September 30, 2019.

The following unaudited pro forma combined financial statements is based on, and should be read in conjunction with:

•

The historical audited consolidated financial statements of the Company and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Talos” included in this Information Statement;

•

The historical unaudited condensed consolidated interim financial statements of the Company and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Talos” included in this Information Statement;

•

The historical audited consolidated financial statements of ILX Holdings and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement;

•

The historical unaudited interim consolidated financial statements of ILX Holdings and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement;

•

The historical audited consolidated financial statements of ILX Holdings II and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement;

•

The historical unaudited interim consolidated financial statements of ILX Holdings II and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement;

•

The historical audited consolidated financial statements of Castex 2014 and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement;

•

The historical unaudited condensed consolidated interim financial statements of Castex 2014 and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement;

•

The historical audited consolidated financial statements of Castex 2016 and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement; and

•

The historical unaudited condensed consolidated interim financial statements of Castex 2016 and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” included in this Information Statement.

On February 28, 2020, the Acquisitions were consummated pursuant to the Purchase Agreements, and pursuant to which the following series of transactions occurred, including (i) indirect acquisitions of the Target Assets, and (ii) the contribution of 110,000 Preferred Shares and $385.0 million in cash. The Preferred Shares will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to the Conversion. Copies of the Purchase Agreements, including, as applicable, any amendments thereto, are attached as Annex A-I, Annex A-II, Annex A-III, Annex A-IV and Annex A-V to this Information Statement.

The accompanying unaudited pro forma condensed combined financial statements were derived by making certain adjustments to the historical financial statements listed above that are (i) directly attributable to the Transactions and related financing, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the combined results. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions and related financing and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements and related notes are presented for illustrative purposes only and should not be relied upon as an indication of operating results that Talos would have achieved if the Transactions and related financing had taken place on the specified date. In addition, future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial statements and should not be relied on as an indication of the future results of Talos.

TALOS ENERGY INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2019

(In thousands, except per share data)

	Talos Historical	Target Assets Historical	Pro Forma Adjustments			Pro Forma Combined
		Note 2	Note 4
ASSETS
Current assets:
Cash and cash equivalents	$90,682	$3,786	$(31,750)	(a	)	$62,718
Accounts receivable, net						—
Trade	108,354	6,803	—			115,157
Joint Interest	17,562	—	—			17,562
Other	31,768	6,100	—			37,868
Assets from price risk management activities	43,058	—	—			43,058
Prepaid assets	39,378	28	—			39,406
Other current assets	1,952	148	—			2,100

Total current assets	332,754	16,865	(31,750)			317,869

Property and equipment:
Proved properties	4,012,100	1,059,334	(429,446)	(b	)	4,641,988
Unproved properties, not subject to amortization	178,174	86,377	13,975	(b	)	278,526
Other property and equipment	28,690	—	—			28,690

Total property and equipment	4,218,964	1,145,711	(415,471)			4,949,204
Accumulated depreciation, depletion and amortization	(1,967,610)	(605,755)	605,755	(b	)	(1,967,610)

Total property and equipment, net	2,251,354	539,956	190,284			2,981,594

Other long-term assets:
Assets from price risk management activities	7,820	—	—			7,820
Other well equipment inventory	9,251	—	—			9,251
Leased assets	8,082	—	—			8,082
Other assets	2,624	2,226	—			4,850

Total Assets	$2,611,885	$559,047	$158,534			$3,329,466

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$95,737	$13,719	$11,239	(c	)	$120,695
Accrued liabilities	169,152	443	—			169,595
Accrued royalties	37,763	—	—			37,763
Current portion of asset retirement obligations	63,404	3,133	—			66,537
Liabilities from price risk management activities	3,832	—	—			3,832
Accrued interest payable	21,058	—	—			21,058
Leased liabilities	1,416	—	—			1,416
Other current liabilities	18,993	—	—			18,993

Total current liabilities	411,355	17,295	11,239			439,889

Long Term Liabilities:
Long-term debt	697,192	—	353,250	(d	)	1,050,442
Asset retirement obligations	321,808	63,126	—			384,934
Liabilities from price risk management activities	750	—	—			750
Long-term leased liabilities	17,249	—	—			17,249
Other long-term liabilities	88,707	—	—	(e	)	88,707

Total liabilities	1,537,061	80,421	364,489			1,981,971

Members’ equity	—	478,626	(478,626)	(f	)	—
Stockholders’ Equity:
Preferred stock, $0.01 par value; 30,000,000 shares authorized and no shares issued or outstanding as of September 30, 2019
Common Stock, $0.01 par value; 270,000,000 shares authorized; 54,196,145 shares issued and outstanding as of September 30, 2019	542	—	110	(g	)	652
Additional paid-in capital	1,342,993	—	283,800	(g	)	1,626,793
Accumulated deficit	(268,711)	—	(11,239)	(d	)	(279,950)

Total stockholders’ equity	1,074,824	478,626	(205,955)			1,347,495

Total liabilities and stockholders’ equity	$2,611,885	$559,047	$158,534			$3,329,466

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

TALOS ENERGY INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(In thousands, except per share data)

	Talos Historical	Target Assets Historical	Pro Forma Adjustments			Pro Forma Combined
		Note 2	Note 4
Revenues:
Oil revenue	$624,486	$213,657	$—			$838,143
Natural gas revenue	41,738	23,607	—			65,345
NGL revenue	15,095	8,628	—			23,723
Other	13,061	—	—			13,061

Total revenue	694,380	245,892	—			940,272

Operating expenses:
Direct lease operating expense	122,243	62,070	(119)	(h	)	184,194
Insurance	12,462	3,581	—			16,043
Production taxes and other	1,067	1,120	—			2,187

Total lease operating expense	135,772	66,771	(119)			202,424
Workover and maintenance expense	49,525	13,473	—			62,998
Depreciation, depletion and amortization	248,518	105,336	(34,541)	(i	)	319,313
Oil & Gas Write down	13,778	38,683	(38,683)	(j	)	13,778
Accretion expense	26,868	3,549	—			30,417
General and administrative expense	53,795	10,993	—			64,788

Total operating expenses	528,256	238,805	(73,343)			693,718

Operating income	166,124	7,087	73,343			246,554

Interest expense	(73,273)	—	(14,051)	(k	)	(87,324)
Price risk management activities income (expense)	(35,829)	—	—			(35,829)
Other income	1,831	438	—			2,269

Income before income taxes	58,853	7,525	59,292			125,670
Income tax expense	(428)	—	—	(l	)	(428)

Net income	$58,425	$7,525	$59,292			$125,242

Net income per common share:
Basic	$1.08					$1.92
Diluted	$1.07					$1.92
Weighted average common shares outstanding:
Basic	54,178					65,178	(m	)
Diluted	54,364					65,364	(m	)

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

TALOS ENERGY INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(In thousands, except per share data)

	Talos Historical	Target Assets Historical	Pro Forma Adjustments			Pro Forma Combined Company
		Note 2	Note 4
Revenues:
Oil revenue	$781,815	$213,399	$—			$995,214
Natural gas revenue	73,610	28,952	—			102,562
NGL revenue	35,863	13,369	—			49,232
Other	—	—	—			—

Total revenue	891,288	255,720	—			1,147,008

Operating expenses:
Direct lease operating expense	145,988	49,698	(389)	(h	)	195,297
Insurance	15,342	3,853	—			19,195
Production taxes and other	1,989	1,018	—			3,007

Total lease operating expense	163,319	54,569	(389)			217,499
Workover and maintenance expense	64,961	1,656	—			66,617
Depreciation, depletion and amortization	288,719	127,271	(59,618)	(i	)	356,372
Oil & Gas Write down	—	9,706	(9,706)	(j	)	—
Accretion expense	35,344	2,687	—			38,031
General and administrative expense	85,816	11,122	—			96,938

Total operating expenses	638,159	207,011	(69,713)			775,457

Operating income	253,129	48,709	69,713			371,551

Interest expense	(90,114)	—	(18,735)	(k	)	(108,849)
Price risk management activities income (expense)	60,435	—	—			60,435
Other income	1,012	553	—			1,565

Income before income taxes	224,462	49,262	50,978			324,702
Income tax expense	(2,922)	—	—	(l	)	(2,922)

Net income	$221,540	$49,262	$50,978			$321,780

Net income per common share:
Basic	$4.81					$5.64
Diluted	$4.81					$5.64
Weighted average common shares outstanding:
Basic	46,058					57,058	(m	)
Diluted	46,061					57,061	(m	)

The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

TALOS ENERGY INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial statements present the combination of the historical financial information of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers, adjusted to give effect to the Transactions, including the Conversion, and additional borrowings under the revolving bank credit facility. In addition, while the Company acquired substantially all of the key operating assets of ILX Holdings, ILX Holdings II and the Castex Sellers, the historical financial information was adjusted to eliminate specified assets and liabilities not acquired by Talos as part of the Transactions. See Note 2 — Consolidation of Acquired Entities, for additional information.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 and fiscal year ended December 31, 2018 combines the historical consolidated statements of operations of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers, giving effect to the Transactions and related financing as if they had been consummated on January 1, 2018. The unaudited pro forma condensed combined balance sheet combines the historical condensed consolidated balance sheets of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers as of September 30, 2019, giving effect to the Transactions and related financing as if the closing had occurred on September 30, 2019. The Transactions and other adjustments are described in Note 4 — Pro Forma Adjustments to these unaudited pro forma condensed combined financial statements.

Certain reclassifications have been made to the ILX Holdings, ILX Holdings II and the Castex Sellers’ historical financial statements to reflect the comparability of financial information. However, the pro forma condensed combined financial statements may not reflect all adjustments necessary to conform the accounting policies of ILX Holdings, ILX Holdings II and the Castex Sellers to those of Talos due to the limitations on the availability of information as of the date of this Information Statement.

The pro forma adjustments represent management’s estimates based on information available as of the date of this Information Statement and are subject to change as additional information becomes available and additional analyses are performed. The pro forma financial statements do not reflect the impact of possible revenue or earnings enhancements, cost savings from operating efficiencies or synergies, or asset dispositions. Also, the pro forma financial statements do not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the Transactions that are not expected to have a continuing impact. Further, one-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing of the Transactions are not included in the pro forma statements of operations. However, the impact of such transaction expenses is reflected in the pro forma balance sheet as an increase to accounts payable and accumulated deficit.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting with Talos as the accounting acquirer of the Target Assets. Under the acquisition method of accounting, the purchase price is allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess in purchase price allocated to goodwill. The fair value of identifiable assets acquired and liabilities assumed from the Transactions are based on a preliminary estimate of fair value using assumptions described in the accompanying notes to the unaudited pro forma condensed combined financial information that the Company believes is reasonable. See Note 3 — Preliminary Purchase Price Allocation, for additional information.

Note 2. Consolidation of Acquired Entities

The following table illustrates the historical balances sheets of ILX Holdings, ILX Holdings II and the Castex Sellers, including the elimination of specific assets and liabilities not acquired by Talos, that form the Target Assets Historical column on the unaudited condensed combined balance sheet as of September 30, 2019. Certain reclassifications have been made to the ILX Holdings, ILX Holdings II and the Castex Sellers’ historical financial statements to reflect the comparability of financial information.

	ILX Holdings Historical	ILX Holdings II Historical	Castex 2014 Historical	Castex 2016 Historical	Excluded Assets			Total Target Assets Historical
ASSETS
Current assets:
Cash and cash equivalents	$29,772	$35,901	$3,093	$693	$(65,673)	(a	)	$3,786
Accounts receivable, net
Trade	10,690	12,557	6,096	707	(23,247)	(b	)	6,803
Other	252	833	6,100	—	(1,085)	(b	),(d)	6,100
Assets from price risk management activities	2,433	6,233	1,104	—	(9,770)	(c	)	—
Prepaid assets	670	1,371	28	—	(2,041)	(b	)	28
Other current assets	—	891	133	15	(891)	(b	)	148

Total current assets	43,817	57,786	16,554	1,415	(102,707)			16,865

Property and equipment:
Proved properties	266,578	628,676	259,208	15,883	(111,011)	(e	)	1,059,334
Unproved properties, not subject to amortization	—	89,738	32,435	378	(36,174)	(e	)	86,377

Total property and equipment	266,578	718,414	291,643	16,261	(147,185)			1,145,711
Accumulated depreciation, depletion and amortization	(162,059)	(332,038)	(108,510)	(3,148)	—			(605,755)

Total property and equipment, net	104,519	386,376	183,133	13,113	(147,185)			539,956

Other long-term assets:
Assets from price risk management activities	491	1,049	—	—	(1,540)	(c	)	—
Other assets	18,237	22,722	228	24	(38,985)	(b	)	2,226

Total Assets	$167,064	$467,933	$199,915	$14,552	$(290,417)			$559,047

LIABILITIES AND EQUITY
Current liabilities:
Accounts Payable	$10,498	$8,226	$11,388	$2,331	$(18,724)	(b	)	$13,719
Accrued liabilities	1,318	1,412	405	38	(2,730)	(b	)	443
Current portion of long-term debt	—	—	—	980	(980)	(f	)	—
Current portion of asset retirement obligations	—	—	2,788	345	—			3,133
Liabilities from price risk management activities	815	208	—	—	(1,023)	(c	)	—
Other current liabilities	208	50	—	—	(258)	(b	)	—

Total current liabilities	12,839	9,896	14,581	3,694	(23,715)			17,295

Long Term Liabilities
Long-term debt	—	—	21,653	—	(21,653)	(f	)	—
Asset retirement obligations	5,549	17,250	37,245	4,547	(1,465)	(e	)	63,126
Liabilities from price risk management activities	58	30	—	—	(88)	(c	)	—

Total liabilities	18,446	27,176	73,479	8,241	(46,921)			80,421

Total members’ equity	148,618	440,757	126,436	6,311	(243,496)	(g	)	478,626

Total liabilities and members’ equity	$167,064	$467,933	$199,915	$14,552	$(290,417)			$559,047

(a)	Reflects the exclusion of cash and cash equivalents from ILX Holdings and ILX Holdings II as such assets are considered excluded assets and not included in the Transactions.
(b)

Reflects the exclusion of working capital and other long term assets of ILX Holdings and ILX Holdings II, as such assets and liabilities are considered excluded assets and not included in the Transactions.

(c)

Reflects the exclusion of assets and liabilities associated with price risk management activities of ILX Holdings, ILX Holdings II and the Castex Sellers as these financial instruments are considered excluded assets and not included in the Transactions.

(d)

Reflects the exclusion of joint interest partner credits associated with the Katmai Field which is considered an excluded asset for ILX Holdings II and not included in the Transactions of $0.1 million.

(e)	Reflects the exclusion of capitalized oil and natural gas expenditures associated with the discovery of the Katmai Field, which is considered an excluded asset and not included in the Transactions.
(f)	Reflects the exclusion of current and long-term debt of the Castex Sellers as the long-term debt is considered excluded assets and not included in the Transactions.
(g)	Reflects the elimination of members’ equity for excluded assets.

The following table illustrates the historical income statements of ILX Holdings, ILX Holdings II and the Castex Sellers, including the elimination of expenses associated with specific assets and liabilities not acquired by Talos, that form the Target Assets Historical column on the unaudited condensed combined income statement for the nine months ended September 30, 2019. Certain reclassifications have been made to the ILX Holdings, ILX Holdings II and the Castex Sellers’ historical financial statements to reflect the comparability of financial information.

	ILX Holdings Historical	ILX Holdings II Historical	Castex 2014 Historical	Castex 2016 Historical	Excluded Assets			Total Target Assets Historical
Revenues:
Oil revenue	$76,153	$113,091	$21,932	$2,481	—			$213,657
Natural gas revenue	4,915	5,698	11,675	1,319	—			23,607
NGL revenue	2,505	3,570	2,317	236	—			8,628

Total revenue	83,573	122,359	35,924	4,036	—			245,892
Operating expenses:
Direct lease operating expense	17,915	28,347	14,355	1,521	(68)	(a	)	62,070
Insurance	879	1,073	1,465	164	—			3,581
Production taxes and other	—	—	977	143	—			1,120

Total lease operating expense	18,794	29,420	16,797	1,828	(68)			66,771
Workover and maintenance expense	10,009	192	2,951	321	—			13,473
Depreciation, depletion and amortization	21,216	64,534	18,191	1,395	—			105,336
Oil & Gas Write down	—	12,577	26,106	—	—			38,683
Accretion expense	267	897	2,160	225	—			3,549
General and administrative expense	3,073	3,323	4,323	274	—			10,993

Total operating expenses	53,359	110,943	70,528	4,043	(68)			238,805
Operating income (loss)	30,214	11,416	(34,604)	(7)	68			7,087
Interest expense	—	(2,185)	(1,034)	(50)	3,269	(b	)	—
Price risk management activities (expense) income	(1,241)	7,566	1,281	—	(7,606)	(c	)	—
Other income	436	—	2	—	—			438

Net income (loss)	$29,409	$16,797	$(34,355)	$(57)	(4,269)			$7,525

The following table illustrates the historical income statements of ILX Holdings, ILX Holdings II and the Castex Sellers, including the elimination of expenses associated with specific assets and liabilities not acquired by Talos, that form the Target Assets Historical column on the unaudited condensed combined income statement for the year ended December 31, 2018. Certain reclassifications have been made to the ILX Holdings, ILX Holdings II and the Castex Sellers’ historical financial statements to reflect the comparability of financial information.

	ILX Holdings Historical	ILX Holdings II Historical	Castex 2014 Historical	Castex 2016 Historical	Excluded Assets			Total Target Assets Historical
Revenues:
Oil revenue	$91,579	$107,417	$13,392	$1,011	—			$213,399
Natural gas revenue	6,448	6,222	14,947	1,335	—			28,952
NGL revenue	5,506	4,621	2,970	272	—			13,369

Total revenue	103,533	118,260	31,309	2,618	—			255,720

Operating expenses:
Direct lease operating expense	18,583	23,184	7,548	521	(138)	(a	)	49,698
Insurance	1,255	1,649	880	69	—			3,853
Production taxes and other	—	—	905	113	—			1,018

Total lease operating expense	19,838	24,833	9,333	703	(138)			54,569
Workover and maintenance expense	1,187	104	305	60	—			1,656
Depreciation, depletion and amortization	26,882	85,235	14,198	956	—			127,271
Oil & Gas Write down	—	9,706	—	—	—			9,706
Accretion expense	394	1,289	955	49	—			2,687
General and administrative expense	4,099	4,264	2,383	376	—			11,122

Total operating expenses	52,400	125,431	27,174	2,144	(138)			207,011
Operating income (loss)	51,133	(7,171)	4,135	474	138			48,709
Interest expense	—	(2,920)	(1,411)	(30)	4,361	(b	)	—
Price risk management (expense) activities	(953)	(263)	(595)	—	1,811	(c	)	—
Other income	415	—	138	—	—			553

Net income (loss)	$50,595	$(10,354)	$2,267	$444	6,310			$49,262

(a)	Reflects the removal of direct lease operating expense associated with the Katmai Field which is considered an excluded asset for ILX Holdings II from the Transactions.
(b)

Reflects the exclusion of interest expense associated with debt instruments held by ILX Holdings, ILX Holdings II, and the Castex Sellers as the interest expense associated with debt instruments which are not included in the Transactions.

(c)

Reflects the elimination of price risk management income (expense) associated with derivatives held by ILX Holdings, ILX Holdings II, and the Castex Sellers, which are considered excluded assets under the Purchase Agreements.

Note 3. Preliminary Purchase Price Allocation

Preliminary Estimated Purchase Price

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting with Talos as the accounting acquirer of the Target Assets. Under the acquisition method of accounting, the purchase price is allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill. Talos has not completed the detailed valuation studies necessary to compute the fair value estimates of the Target Assets acquired assets and liabilities assumed and the related allocations of purchase price, nor has it identified all adjustments necessary to conform the Target Assets’ accounting policies to Talos’ accounting policies.

Talos expects to complete the purchase price allocation after considering the appraisal of the Target Assets at the level of detail necessary to finalize the required purchase price allocation, which will be no later than one year from closing of the Transactions. The purchase price utilized in the final allocation were based on the value of Talos’ Preferred Shares immediately prior to closing and cash consideration. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final purchase price allocation may be different than that reflected in the preliminary pro forma purchase price allocation presented herein, and this difference may be material. The pro forma purchase price allocation is preliminary and was based on an estimate of the fair values of the tangible and intangible assets and liabilities related to the Target Assets. The purchase price was estimated based on the value of Talos’ Common Stock as the value approximates the value of the Preferred Shares as a result of the automatic conversion and dividend rights described in the Certificate of Designation.

The following table summarizes the preliminary estimate of the purchase price (in thousands, except per share data):

Talos Conversion Shares	11,000
Talos Common Stock price(1)	$25.81

Conversion Shares value	$283,910
Cash consideration	385,000

Total purchase price	$668,910

(1)

Represents the closing price of Talos’ Common Stock on December 10, 2019, the date the Purchase Agreements were executed. The final purchase price will be based on the fair value of the Talos Common Stock price as of the closing of the Acquisitions. The estimated fair value of Talos Common Stock is based on the closing price as of December 10, 2019, which will be adjusted as of the closing of the Acquisitions. A 10% increase or decrease in the trading price of Talos Common Stock would increase or decrease the total purchase price by approximately $28.4 million. The potential change in the purchase price will likely affect the value allocated to property and equipment as the value of the underlying estimated oil and natural gas reserve volumes is dependent upon commodity prices at the closing of the Acquisitions.

Preliminary Estimated Purchase Price Allocation

The following table summarizes the allocation of the preliminary estimate of the purchase price to the assets acquired and liabilities assumed (in thousands):

Current assets	$16,865
Property and equipment	730,240
Other long-term assets	2,226
Other current liabilities	(14,162)
Asset retirement obligations	(66,259)

Allocated purchase price	$668,910

Note 4. Pro Forma Adjustments

The following adjustments and assumptions were made in the preparation of the unaudited pro forma condensed combined consolidated balance sheets:

(a)	Reflects the cash deposit paid by Talos contemporaneously with the execution of the Purchase Agreements.

(b)

Represents adjustments to reflect the preliminary purchase price allocation to proved and unproved oil and natural gas properties estimated at their fair values as discussed in Note 3 — Preliminary Purchase Price Allocation.

(c)

Reflects adjustments to accounts payable to include estimated transaction costs totaling $11.2 million, which are offset as an increase to accumulated deficit. These costs represent direct, incremental costs of the Transactions, which are not yet reflected in the historical financial statements of Talos, ILX Holdings, ILX Holdings II and the Castex Sellers. The adjustment does not reflect possible expenditures related to restructuring or integration activities that have yet to be determined.

(d)

Reflects an increase of $353.3 million in long-term debt attributable to additional borrowings under the revolving bank credit facility to fund the remaining cash portion of the purchase price for the acquisition of the Target Assets as discussed in Note 3 — Preliminary Purchase Price Allocation.

(e)

Reflects the pro forma adjustments associated with the Acquisitions, based on a blended federal and state statutory tax rate of 24.9%. The Acquisitions will be treated as a purchase of assets or interest for income tax purposes. There is no difference between book to tax basis of the Target Assets, thus no pro forma adjustment is needed to reflect an adjustment to deferred taxes. As of September 30, 2019, Talos recorded a valuation allowance related to federal, state and foreign deferred tax assets.

(f)	Reflects the elimination of the historical Member’s equity of ILX Holdings, ILX Holdings II and the Castex Sellers in conjunction with the closing of the Acquisitions.

(g)

Reflects an increase to the Company’s Common Stock and Additional paid-in capital to reflect the Conversion of the Preferred Shares issued as part of the purchase price consideration to 11 million of the Company’s Common Stock based on the share price of $25.81 representing the closing price of Talos’ Common Stock on December 10, 2019, the date the Purchase Agreements were executed.

The following adjustments and assumptions were made in the preparation of the unaudited pro forma condensed combined statement of operations:

(h)

Reflects the elimination of dryhole costs recognized by ILX Holdings and ILX Holdings II, which was based on their accounting policies which followed the successful method of accounting for oil and natural gas properties.

(i)

Reflects changes in depletion that would have been recorded with respect to the allocated fair values attributable to proved oil and natural gas properties acquired as a result of the application of the full cost method of accounting for oil and natural gas activities following the Acquisitions. The pro forma depletion rates for the nine months ended September 30, 2019 and year ended December 31, 2018 were estimated using the proved property amounts based on the preliminary purchase price allocation and estimates of reserves at September 30, 2019, adjusted for actual production. The pro forma depletion rates were applied to production volumes for the Talos properties and the Target Assets for the respective periods.

(j)

Reflects the elimination of the write-down of oil and natural gas properties recognized by ILX Holdings II and Castex 2014 as a result of a pro forma ceiling test calculation. ILX Holdings II’s impairment was based on its accounting policies which followed the successful efforts method of accounting for oil and natural gas properties. Castex 2014’s impairment was based on its accounting policies which followed the full cost method of accounting for oil and natural gas properties. The pro forma ceiling test calculation was performed using the pro forma combined present value of future net revenues from proved reserves discounted at 10%, plus the estimated fair value of combined unproved oil and natural gas properties based on the preliminary purchase price allocation. For the year ended December 31, 2018 and the nine months ended September 30, 2019, there would have been no ceiling test write-down on oil and natural gas properties recognized when considering the combined proved oil and natural gas properties.

(k)	Reflects an increase in interest expense associated with an estimated $353.3 million borrowing under the revolving bank credit facility.

Interest on borrowings under the revolving bank credit facility is based on a current rate of LIBOR plus 3.25%. These borrowings bear interest at variable rates and are subject to interest rate risk. A 1/8% change to the interest rate would result in a change in interest expense related to variable rate financing of $0.4 million for the nine months ended September 30, 2019 and $0.3 million for the year ended December 31, 2019.

(l)

Reflects the impact of the change in tax status of the Target Assets from being treated as a partnership for U.S. federal and state income tax purposes to an entity subject to federal and state income taxes. Talos has sufficient federal and state net operating losses to offset the additional income (loss) before income taxes from the Target Assets. The overall income tax impact is zero for the year-end December 31, 2018 and for the nine months ended September 30, 2019.

(m)

The weighted average basic and diluted shares of Common Stock outstanding was calculated assuming that the 11 million Conversion Shares were issued to the Sellers were outstanding as of January 1, 2018.

Note 5. Pro Forma Supplemental Oil and Natural Gas Reserve Information

The following schedules reflect Talos, ILX Holdings, ILX Holdings II and the Castex Sellers combined supplemental information regarding oil and natural gas producing activities, giving effect to the Acquisitions as if closing had occurred on January 1, 2018. The following estimates of proved oil and natural gas reserves, both developed and undeveloped, represent combined estimated quantities of crude oil and natural gas, which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and natural gas reserves are the quantities expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped oil and natural gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells for which relatively minor expenditures are required for completion.

There are numerous uncertainties inherent in estimating quantities and values of proved reserves and in projecting future rates of production, the amount and timing of development expenditures and underlying future cash flows, including many factors beyond the property owner’s control. Reserve engineering is a subjective process of estimating the recovery from underground accumulations of oil, natural gas and NGLs that cannot be measured in an exact manner, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Because all reserve estimates are to some degree subjective, the quantities of oil, natural gas and NGLs that are ultimately recovered, production and operating costs, the amount and timing of future development expenditures and future oil, natural gas and NGLs sales prices may each differ from those assumed in these estimates. In addition, different reserve engineers may make different estimates of reserve quantities and cash flows based upon the same available data.

Pro Forma Estimated Quantities of Proved Oil, Natural Gas and NGL Reserves

The following table presents pro forma estimated proved reserves at the net ownership interests.

	Talos Historical				Target Assets				Pro Forma Combined Company
	Oil	Natural Gas	NGL	Total	Oil	Natural Gas	NGL	Total	Oil	Natural Gas	NGL	Total
	(MMBbl)	(MMcf)	(MMBoe)	(MMBoe)	(MMBbl)	(MMcf)	(MMBoe)	(MMBoe)	(MMBbl)	(MMcf)	(MMBoe)	(MMBoe)
Net proved developed and undeveloped reserves as at December 31, 2017	72,804	127,656	6,547	100,625	21,124	100,114	2,784	40,594	93,928	227,770	9,331	141,221
Extensions and discoveries	4,123	8,411	64	5,589	4,460	12,506	359	6,903	8,583	20,917	423	12,492
Production	(11,771)	(22,771)	(1,176)	(16,742)	(3,223)	(9,246)	(384)	(5,148)	(14,994)	(32,017)	(1,560)	(21,890)
Revision in estimate	2,595	(37,933)	3,187	(539)	(475)	(13,908)	1,189	(1,604)	2,120	(51,841)	4,376	(2,144)
Purchases of minerals-in- place	44,788	95,661	2,074	62,806	1,672	22,532	—	5,427	46,460	118,193	2,074	68,233

Net proved developed and undeveloped reserves at December 31, 2018	112,539	171,024	10,696	151,739	23,558	111,998	3,948	46,172	136,097	283,022	14,644	197,912

Proved developed reserves
December 31, 2018	85,530	131,364	8,104	115,528	17,294	87,593	2,433	34,326	102,824	218,957	10,537	149,854
Proved undeveloped reserves
December 31, 2018	27,009	39,660	2,592	36,211	6,264	24,405	1,515	11,847	33,273	64,065	4,107	48,058

During 2018, the Company added 56.7 MMBoe of estimated proved reserves, which included 68.2 MMBoe added through purchases of 59.3 MMBoe from the Stone Combination, 3.5 MMBoe from the Whistler Acquisition and 5.4 MMBoe various acquisitions from the Castex Sellers. The Company also added 12.4 MMBoe of estimated proved reserves from extensions and discoveries primarily from an evaluation of Green Canyon Block 18. The increase was partially offset by a decrease of 21.9 MMBoe of production.

Pro Forma Standardized Measure of Discounted Future Net Cash Flows

The following table reflects the pro forma standardized measure of discounted future net cash flows at the net ownership interest in proved oil, natural gas and NGL reserves (in thousands):

At December 31, 2018	Talos Historical	Target Assets	Pro Forma Combined
Future cash inflows	$8,654,631	$1,959,019	$10,613,650
Future production costs	(1,740,850)	(440,442)	(2,181,292)
Future development costs	(1,349,005)	(210,624)	(1,559,629)
Future tax expenses	(862,473)	—	(862,473)

Future net cash flows	4,702,303	1,307,953	6,010,256
10% annual discount for estimating timing of cash flows	(1,362,057)	(364,662)	(1,726,719)

Standardized measure of discounted future net cash flows	$3,340,246	$943,291	$4,283,537

In the foregoing determination of future cash inflows, sales prices used for gas and oil for December 31, 2018 were estimated using the average price during the 12-month period, determined as the unweighted arithmetic average of the first-day-of-the-month price for each month. Prices were adjusted by lease for quality, transportation fees and regional price differentials. For Talos, we used pricing of $69.42 per Bbl of oil, $3.08 per Mcf of natural gas and $29.50 per Bbl of NGLs. ILX Holdings used $66.94 per Bbl of oil, $2.38 per Mcf of natural gas and $24.04 per Bbl of NGLs. ILX Holdings II used $65.70 per Bbl of oil, $2.95 per Mcf of natural gas and $23.82 per Bbl of NGLs. Castex 2014 used $66.31 per Bbl of oil and $3.08 per Mcf of natural gas. Castex 2016 used $65.63 per Bbl of oil and $3.09 per Mcf of natural gas.

It is not intended that the standardized measure of discounted future net cash flows represents the fair market value of the Company’s proved reserves. The Company cautions that the disclosures shown are based on estimates of proved reserve quantities and future production schedules which are inherently imprecise and subject to revision, and the 10% discount rate is arbitrary. In addition, costs and prices as of the measurement date are used in the determinations, and no value may be assigned to probable or possible reserves.

Pro Forma Changes in Standardized Measure of Discounted Future Net Cash Flows

Pro forma changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Talos Historical	Target Assets	Pro Forma Combined
Balance at December 31, 2017	$1,807,669	$494,707	$2,302,376
Sales and transfers 2018	(727,969)	(200,844)	(928,813)
Net change in prices and costs	1,578,330	272,519	1,850,849
Net changes in development costs	32,328	62,465	94,793
Previously estimated development costs incurred during the period	45,937	5,648	51,585
Accretion of discount	180,767	49,471	230,238
Net changes in tax expenses	(585,017)	—	(585,017)
Purchase of minerals in place	943,519	56,046	999,565
Extensions and dicoveries	148,068	188,085	336,153
Revisions of previous quantity estimates	190,853	27,876	218,729
Changes in timing and other	(274,239)	(12,682)	(286,921)

Balance at December 31, 2018	$3,340,246	$943,291	$4,283,537

DESCRIPTION OF CAPITAL STOCK

The following summary of the terms of our capital stock is not meant to be complete and is qualified in its entirety by reference to our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws and the Certificate of Designation. In certain circumstances, the terms of our capital stock are modified by the Stockholders’ Agreement as described in the section entitled “Certain Relationships and Related Party Transactions — Transactions Entered Into Prior to or in Connection with the Stone Combination — Stockholders’ Agreement.”

Our authorized capital stock consists of 300,000,000 shares of stock, consisting of 270,000,000 shares of Common Stock, and 30,000,000 shares of blank check preferred stock, par value $0.01 per share.

As of February 28, 2020, there were 54,197,227 shares of our Common Stock and 110,000 shares of Series A Convertible Preferred Stock issued and outstanding.

Common Stock

Voting Rights. Holders of our Common Stock are entitled to one vote for each share of our Common Stock held. Holders of our Common Stock are not entitled to vote on any amendment to our Charter that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote on such terms pursuant to our Charter or the DGCL.

Our Charter provides that, subject to the rights of the holders of any series of preferred stock or any resolution providing for the issuance of such series of stock adopted by our Board, the number of authorized shares of either our Common Stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power.

Our Amended and Restated Bylaws provide that, subject to the rights of the holders of any series of preferred stock, each director of our Board will be elected by the vote of a majority of the votes cast affirmatively or negatively with respect to that director’s election at any meeting for the election of directors at which a quorum is present; provided that if, on the 10th day before we mail our notice of meeting to the stockholders, the number of nominees exceeds the number of directors to be elected at the meeting, then the directors will be elected by a vote of a plurality of the votes cast. Subject to the terms of the Stockholders’ Agreement, our Charter provides that directors (other than directors elected exclusively by the holders of one or more series of preferred stock) may be removed from office only for cause and only by the affirmative vote of our stockholders that together hold at least 66 2/3% of the voting power of our outstanding shares.

Our Charter provides for our Board to be divided into three classes of directors, with each class as nearly equal in number as possible, serving staggered three year terms, other than directors which may be elected exclusively by holders of preferred stock, if any. This system of electing and removing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us, because it generally makes it more difficult for stockholders to replace a majority of the directors and helps to ensure that there will be continuity and stability of leadership required to navigate a challenging economic environment while resisting the pressure to focus on short-term results at the expense of the Company’s long-term value and success.

Our Amended and Restated Bylaws provide that unless required otherwise by law, our Charter or our Amended and Restated Bylaws, any action other than the election of directors that requires stockholder approval must be authorized by a majority of the votes cast affirmatively or negatively by the stockholders entitled to vote at a meeting at which a quorum is present. Our Charter and our Amended and Restated Bylaws provide that the Amended and Restated Bylaws may be adopted, amended, altered, or repealed by the approval of our Board, which must include the approval of a majority of our directors then in office; provided, however, our Amended and Restated Bylaws provide that the provisions in our Amended and Restated Bylaws relating to Board size, certain Board votes to approve certain related party transactions and certain issuances of preferred stock and the composition and authority of the Audit Committee and the Governance & Nominating Committee may not be amended, altered or repealed (and no provision inconsistent therewith may be adopted) by our Board without the approval of either (i) all of the directors then in office or (ii) a majority of the directors then qualifying as Company Independent Directors as set forth in the Stockholders’ Agreement. Our Amended and Restated Bylaws may also be adopted, amended or repealed by the affirmative vote of the stockholders that together hold at least 66 2/3% of our outstanding shares; provided that until the Apollo Funds and the Riverstone Funds, in the aggregate, beneficially own 50% or less of our outstanding shares of our Common Stock, any such modifications or amendments adopted by our stockholders are approved by the affirmative vote of the stockholders that together hold a majority of our outstanding shares.

Generally, our Charter may be amended, modified or repealed if the amendment, modification or repeal is approved by our board of directors and by the affirmative vote of our stockholders that together hold a majority of our outstanding shares. Subject to the foregoing sentence and the rights of the holders of any series of preferred stock, our Charter may be amended as provided by the DGCL.

Apollo Funds and Riverstone Funds, by virtue of their ownership of a majority of the voting power of our Common Stock (but subject to the Stockholders’ Agreement), will be able to approve any matter brought to a vote of our stockholders without the affirmative vote of any other stockholders.

Dividend Rights. Subject to any preferential dividend rights of outstanding preferred stock, our board of directors may, in its discretion, out of funds legally available for the payment of dividends, declare and pay dividends on our Common Stock.

Liquidation Rights. In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, after payment or provision for payment of our debts and other liabilities and payment or setting aside for payment of any preferential amount due to the holders of any series of preferred stock, the holders of our Common Stock will receive ratably any assets remaining to be paid or distributed.

Preemptive Rights. Under our Charter, the holders of our Common Stock do not have preemptive rights. There are no redemption or sinking fund provisions applicable to our Common Stock.

Preferred Stock

Under our Charter, our Board has the authority to issue preferred stock in one or more series, and to fix for each series the voting powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions, as may be stated and expressed in any resolution or resolutions adopted by our board of directors providing for the issuance of such series as may be permitted by the DGCL, including dividend rates, conversion rights, terms of redemption and liquidation preferences and the number of shares constituting each such series, without any further vote or action by our stockholders.

The purpose of authorizing our Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of our outstanding voting stock. Additionally, the issuance of preferred stock may restrict dividends on our Common Stock, dilute the voting power of our Common Stock or subordinate the liquidation rights of our Common Stock.

The Certificate of Designation provides for the authorization and issuance of 110,000 Preferred Shares issued to the Riverstone Sellers at the closing of the Acquisitions.

Voting Rights. Holders of Series A Convertible Preferred Stock have no voting rights, except as otherwise expressly required by law and their consent shall not be required for the taking of any corporate action, except for any voting rights (including with respect to corporate actions) required by the DGCL or our Charter, provided, however, holders of Series A Convertible Preferred Stock have the right to vote as a class on any increase or decrease in the authorized shares of Series A Convertible Preferred Stock.

Liquidation Rights. In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, after payment or provision for payment of our debts and other liabilities and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of our Series A Convertible Preferred Stock are entitled to receive payment of $0.01 per share in preference to the holders of, and before any payment or distribution is made on, any stock ranking junior to the Series A Convertible Preferred Stock, including without limitation the Common Stock. Following payment, the holders of Series A Convertible Preferred Stock are entitled to receive the amount that such holders would have been entitled to receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purpose any conversion limitations) to Common Stock at the Conversion Ratio (as defined in the Certificate of Designation), which amount will be paid pari passu with all holders of Common Stock.

Automatic Conversion. Each share of Series A Convertible Preferred Stock will automatically, without any further action on the part of the holder thereof and without regard to any arrearage in the payment of dividends, convert into a number of shares of Common Stock equal to the Conversion Ratio immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to such Conversion.

Dividend Rights. Holders of Series A Convertible Preferred Stock are entitled to receive, with respect to any cash distribution made to holders of Common Stock, the amount that such holders of Series A Convertible Preferred Stock would have been entitled to receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purpose any conversion limitations) to Common Stock at the Conversion Ratio (as defined in the Certificate of Designation) on the record date for such cash distribution.

Exclusive Venue

Our Charter requires, to the fullest extent permitted by law, that, unless we consent in writing to the selection of an alternative forum, (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our current or former directors, officers, employees, agents or stockholders (including beneficial owners of stock) to us or our stockholders, (iii) any action asserting a claim against us arising pursuant to any provision of the DGCL, our Charter or our Amended and Restated Bylaws or (iv) any action asserting a claim against us governed by the internal affairs doctrine, will have to be brought only in the Court of Chancery in the State of Delaware. Although we believe this provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, the provision may have the effect of discouraging lawsuits against our directors and officers.

Anti-Takeover Effects of Provisions of our Governing Documents

Although the Apollo Funds and the Riverstone Funds own a majority of our capital stock, our Charter and our Amended and Restated Bylaws contain provisions that may delay, defer or discourage another party from acquiring control of us. We expect that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our Board, which we believe may result in an improvement of the terms of any such acquisition in favor of our stockholders. However, our Charter and our Amended and Restated Bylaws also give our Board the power to discourage acquisitions that some stockholders may favor.

Board Designees

See “Certain Relationships and Related Party Transactions — Transactions Entered Into Prior to or in Connection with the Stone Combination” These provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control of us or our management.

Authorized but Unissued Shares

Our authorized but unissued shares of Common Stock and preferred stock are available for future issuance without stockholder approval, subject to any limitations imposed by the listing standards of the NYSE. These additional shares may be used for a variety of corporate finance transactions, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved shares of our Common Stock and preferred stock could make more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Requirements for Advance Notification of Stockholder Meetings, Nominations and Proposals

Our Amended and Restated Bylaws provide that stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board, or by a qualified stockholder of record at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our Secretary of the stockholder’s intention to bring such business before the meeting. Our Amended and Restated Bylaws provide that, subject to applicable law, special meetings of the stockholders may be called at any time by (i) the Chairman of our Board, (ii) the President, (iii) a majority of our Board, (iv) a majority of the executive committee (if any) or (v) the Secretary at the direction of a stockholder, or a group of stockholders, holding at least 25% of our capital stock. Our Amended and Restated Bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. In addition, any stockholder who wishes to bring business before an annual meeting or nominate directors must comply with the advance notice requirements set forth in our Amended and Restated Bylaws and provide us with certain information. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers or changes in control of us or our management.

Action by Written Consent in Lieu of a Meeting

Our Charter and our Amended and Restated Bylaws also provide that, until such time as the Apollo Funds and the Riverstone Funds, in the aggregate, beneficially own 50% or less of our outstanding shares of our Common Stock, any action that could be taken by stockholders at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote if there is a written consent signed by holders of our outstanding common stock sufficient to take such action if there had been a meeting of stockholders. After such time as the Apollo Funds and the Riverstone Funds, in the aggregate, beneficially own 50% or less of our outstanding shares of Common Stock, any action that could be taken by stockholders at a meeting of stockholders must be effected at a duly called annual or special meeting and may not be effected by consent in lieu of a stockholder meeting. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers or changes in control of us or our management.

Related Party Transactions

Our Amended and Restated Bylaws and the Stockholders’ Agreement provide that we will not enter into any related party transaction unless such transaction has been approved by a majority of the disinterested directors or a majority of the Audit Committee. Under the Stockholders’ Agreement, a related party transaction is any transaction or series of related transactions in which we or any of our affiliates is a participant and the Apollo Funds or the Riverstone Funds or any of their respective affiliates or any of our directors has a direct or indirect material interest and the transaction or series of transaction involves payments of $120,000 or more or are otherwise not de minimis in nature. With respect to any related party transaction involving the Apollo Funds or their affiliates, the Audit Committee may request that the Riverstone designees confirm that the Riverstone Funds and their affiliates do not have a material interest in the transaction and, if the Audit Committee makes such a request, the Riverstone designees will not be considered disinterested directors until the Riverstone designees provide such confirmation. With respect to any related party transaction involving the Riverstone Funds or their affiliates, the Audit Committee may request that the Apollo designees confirm that the Apollo Funds and their affiliates do not have a material interest in the transaction and, if the Audit Committee makes such a request, the Apollo designees will not be considered disinterested directors until the Apollo designees provide such confirmation.

Corporate Opportunities and Transactions with Controlling Stockholders

In recognition and anticipation that directors, officers, employees, managing directors or other affiliates of the Apollo Funds and the Riverstone Funds may serve as our directors or officers, that the Apollo Funds and the Riverstone Funds may engage in the same or similar lines of business as we do, and that the Apollo Funds and the Riverstone Funds may have an interest in the same areas of corporate opportunity as we do, our Charter provides for the allocation of certain transactions and corporate opportunities between us, on the one hand, and the Apollo Funds and the Riverstone Funds, on the other hand. Specifically, except as otherwise agreed by us and the Apollo Funds and the Riverstone Funds, the Apollo Funds and the Riverstone Funds, and their directors, officers, employees, managing directors or other affiliates who are also directors or officers of us, will be permitted to engage in the same or similar activities or lines of business as we do, to do business with any of our clients, customers, vendors or lessors (or their affiliates), or to make investments in the same kind of property as we do.

We will renounce any interest or expectancy to participate in any business of the Apollo Funds and the Riverstone Funds, and will waive any claim against the Apollo Funds and the Riverstone Funds, or any director, officer, employee, managing director or other affiliate of an Apollo Fund or a Riverstone Fund who is also one of our directors or officers, and will indemnify such entity or person against any claim that such entity or person is liable to us or our stockholders for a breach of any fiduciary duty solely because such entity or person participated in any such business.

In the event that the Apollo Funds and the Riverstone Funds or any director, officer, employee, managing director or other affiliate of the Apollo Funds and the Riverstone Funds, who is also one of our directors or officers acquires knowledge of a potential transaction which may constitute a corporate opportunity for such entity or person and us, such entity or person will not have a duty to offer or communicate information about the corporate opportunity to us. In addition, we will renounce any interest or expectancy in such corporate opportunity and will waive any claim against the Apollo Funds or the Riverstone Funds or any director, officer, employee, managing director or other affiliate of the Apollo Funds or the Riverstone Funds who is also one of our directors or officers and will indemnify such entity or person against any claim that such entity or person is liable to us or our stockholders for breach of any fiduciary duty solely because such entity or person (i) pursues or acquires any corporate opportunity, (ii) directs, recommends, sells, assigns or otherwise transfers the corporate opportunity to another person or (iii) does not communicate the corporate opportunity to us, provided, however, that any corporate opportunity which is expressly offered to a person in writing solely in his or her capacity as one of our officers or directors will belong to us.

Our Transfer Agent

Computershare Trust Company, N.A. (“Computershare”) is transfer agent and registrar for our Common Stock and our Series A Convertible Preferred Stock.

Listing of Common Stock

Our Common Stock trades on the NYSE under the symbol “TALO.”

NO DISSENTERS’ RIGHTS

Under the DGCL, as well as our Charter and Amended and Restated Bylaws, the stockholders of the Company are not entitled to dissenters’ rights in connection with the Transactions and the other transactions contemplated under the Purchase Agreements.

INFORMATION ABOUT TALOS

Overview

We are a technically driven independent exploration and production company focused on safely and efficiently maximizing value through our operations, currently in the United States Gulf of Mexico and offshore Mexico. We leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world.

We have historically focused our operations in the Gulf of Mexico because of our deep experience and technical expertise in the basin, which maintains favorable geologic and economic conditions, including multiple reservoir formations, comprehensive geologic and geophysical databases, extensive infrastructure and an attractive and robust asset acquisition market. Additionally, we have access to state-of-the-art three-dimensional seismic data, some of which is aided by new and enhanced reprocessing techniques that have not been previously applied to our current acreage position. We use our broad regional seismic database and our reprocessing efforts to generate a large and expanding inventory of high-quality prospects, which we believe greatly improves our development and exploration success. The application of our extensive seismic database, coupled with our ability to effectively reprocess this seismic data, allows us to both optimize our organic drilling program and better evaluate a wide range of business development opportunities, including acquisitions and joint venture opportunities, among others.

In order to determine the most attractive returns for our drilling program, we employ a disciplined portfolio management approach to stochastically evaluate all of our drilling prospects, whether they are generated organically from our existing acreage or are acquisition or joint venture opportunities. We add to and reevaluate our inventory in order to deploy capital as efficiently as possible.

We were incorporated on November 14, 2017 under the laws of the state of Delaware for the purpose of effecting the previously disclosed business combination between Talos Energy LLC and Stone, pursuant to which each of Talos Energy LLC and Stone became our wholly-owned subsidiary.

Prior to the Stone Combination, Talos had not conducted any material activities other than those incident to its incorporation and certain matters contemplated by the Stone Transaction Agreement. The transactions contemplated by the Stone Transaction Agreement were accounted for as a business combination in accordance GAAP, with Talos Energy LLC treated as the “acquirer” and Stone treated as the “acquired” company for financial reporting purposes. Accordingly, the reported financial condition and results of operations of the Company reflect the assets, liabilities and results of operations of Talos Energy LLC (as our predecessor) prior to the Stone Closing, and do not reflect the assets, liabilities and results of operations of Stone prior to such date. The assets, liabilities and results of operations of Talos have not been, and will not be, restated retrospectively to reflect the historical financial position or results of operations of Stone.

For more information on Talos Energy LLC, our predecessor for financial reporting purposes, please read “ —Talos Energy LLC.” For more information on the Stone Combination, please read “— Stone Combination.”

Talos Energy LLC

Talos Energy was formed in 2011 under the laws of the state of Delaware and commenced commercial operations on February 6, 2013. Prior to February 6, 2013, Talos Energy had incurred only certain general and administrative expenses associated with the start-up of its operations.

On February 3, 2012, Talos Energy completed a transaction with the Majority Stockholders and members of management pursuant to which Talos Energy received a private equity capital commitment.

Stone Combination

On the Stone Closing date, we consummated the transactions contemplated by the Stone Transaction Agreement and each of Talos Energy and Stone became our wholly-owned subsidiaries. Pursuant to the Stone Transaction Agreement, the following transactions, among others, occurred: (i) Stone underwent a reorganization pursuant to which Sailfish Merger Sub Corporation (“Merger Sub”) merged with and into Stone, with Stone continuing as the surviving corporation and our direct wholly-owned subsidiary (the “Stone Merger”), and each share of Stone’s common stock outstanding immediately prior to the Stone Merger (other than treasury shares held by Stone, which were cancelled for no consideration) was converted into the right to receive one share of our Common Stock and (ii) the Sponsors contributed all of the equity interests in Talos Production LLC (which at that time owned 100% of the equity interests in Talos Energy) to us in exchange for an aggregate of 31,244,085 shares of Common Stock.

As a result of the closing of the transactions contemplated by the Stone Transaction Agreement and the Stone Exchange Agreement the former stakeholders of Talos Energy held approximately 63% of the Company’s outstanding Common Stock and the former stockholders of Stone held approximately 37% of the Company’s outstanding Common Stock as of the Stone Closing.

Business Strategy

We intend to increase stockholder value by growing our production, reserves, cash flow and backlog of future growth opportunities in a capital efficient manner. Our core competencies of deep technical expertise, significant library of seismic data resources and extensive offshore operating experience allow us to successfully manage our asset base and consistently make attractive investments, thereby increasing shareholder value creation over time.

We maintain a large and diverse in-house technical staff focused on geology, geophysics, engineering and other technical disciplines, providing many decades of exploration and production experience in key resource trends that we focus in. Our seismic database, which focuses on the U.S. Gulf of Mexico and offshore Mexico, allows our technical team to apply proprietary seismic reprocessing techniques to evaluate or re-evaluate potential resources across our asset portfolio. Finally, we have deep experience with offshore operations, production operations, safety, facilities, lease acquisitions and negotiations.

Our strategic business development activities allow us to consistently identify and evaluate new opportunities through a wide range of potential avenues, including government lease sales, joint ventures and acquisitions, among others. We seek to actively participate in government lease sales to identify and acquire attractive leasehold acreage, which in many cases has not been evaluated with the latest reprocessed seismic data, resulting in an opportunity for us to identify previously unknown drilling prospects. Our proven track record through the drillbit frequently attracts potential drilling partners in projects that we operate, while in non-operated projects we leverage our core competencies to independently identify the best investment opportunities, review partner-proposed projects and be a value-added contributor. Finally, our asset acquisition strategy is focused on assets with a geological setting that can benefit from our ability to use our seismic database and technical expertise to re-evaluate and improve the acquired properties. Specifically, our acquisition focus areas target a variety of potential situations and sellers that are currently common in offshore basins, including single asset acquisitions, consolidation of private companies and broader asset package transactions.

Utilizing our core competencies in conjunction with a robust and active business development effort allows us to use the following strategies to increase stockholder value:

Continuously Optimizing our Attractive Existing Asset Base.

We benefit from our proven ability to enhance and extend the life of existing projects within our portfolio. Investments in optimization projects across our asset base aim to stabilize and improve the profile of producing assets by increasing recovery, production and cash flow with typically relatively low investment capital and risk. These projects allow for reinvestment opportunities in exploitation and exploration projects.

Conducting Development and Near-Field Exploration Projects In and Around Our Existing Asset Footprint.

We undertake asset development and exploitation drilling projects in close proximity to our existing assets as well as facilities that we either own or have access to. These projects leverage ongoing operations and existing technical knowledge of the area, often coupled with a recent proprietary seismic reprocessing evaluations to provide attractive incremental investment opportunities that could grow reserves, production and cash flow in well-understood areas.

Engage in Exploration Activities to Grow Asset Base and Potentially Unlock Significant New Resources.

We conduct exploration drilling activities across our acreage set with risk-weighted investments that could establish significant new reserves and production. These projects intend to optimize risk and reward across our deep portfolio of prospective drilling opportunities by finding and developing previously undiscovered resources along existing or emerging geological trends with the most efficient deployment of capital. When successful, exploration drilling activities could organically generate material new assets for the company.

Properties

United States Gulf of Mexico Properties

Our area of focus in the United States includes the Gulf of Mexico deepwater, which is generally considered to comprise water depths over 600 feet. Our strategy is focused in areas characterized by clearly defined infrastructure, well known production history and geological well control, which reduces operational and investment risk. We believe the potential for large discoveries and increasing success rates in the sub-salt and mini-basin lower Pliocene and Miocene plays have resulted in increased industry focus on this area over the last decade.

We believe our deepwater operations in the U.S. Gulf of Mexico provide significant potential growth opportunities through our planned drilling program. Through our technical approach of starting with known hydrocarbon systems and applying modern seismic reprocessing techniques, we have generated a substantial inventory of deepwater prospects that we believe are capable of delivering production growth.

At December 31, 2018, our core properties in the United States, which represent approximately 68% of our 2018 production and 78% of our December 31, 2018 proved reserves are illustrated below:

The following table sets forth certain information regarding our core properties in the United States:

	Estimated Proved Reserves					Full Year 2018 Net Production (MBoe)(4)
Operating Area	MBoe	% Oil	% Natural Gas	% NGLs	% Proved Developed
United States Core Properties
Phoenix(1)	63,931	78%	14%	8%	55%	6,536
Pompano(2)	28,206	81%	14%	5%	100%	2,486
Ram Powell	18,094	59%	28%	13%	100%	1,854
Amberjack	8,148	88%	10%	2%	100%	477

United States Core Properties Subtotal	118,379	77%	16%	7%	76%	11,353
Other United States Properties(3)	33,360	65%	30%	5%	78%	5,389

Total United States	151,739	74%	19%	7%	76%	16,742

(1)	Production volumes and estimated proved reserves include the Tornado, Boris and Typhoon areas of the Phoenix Field, all of which tie back to the HP-I.
(2)	Production volumes and estimated proved reserves include the Pompano and Cardona Fields, both of which tie back to the Pompano Platform.
(3)	Other United States Properties includes Gulf of Mexico shelf and deepwater.
(4)	Production for the Pompano, Ram Powell and Amberjack Core Properties are presented from the Stone Closing of the Stone Combination through December 31, 2018.

Phoenix Field — The Phoenix Field is comprised of six operated blocks, which include Green Canyon Blocks 236, 237, 238, 280, 281, and 282, located in the deepwaters offshore Louisiana.

There are no conventional fixed or moored production platforms in the field-instead the subsea wells are tied back to a dynamically positioned floating production unit, the Helix Producer I (“HP-I”). The HP-I interconnects with the Phoenix Field through a production buoy that can be disconnected if the HP-I cannot maintain its position on station, such as the approach of a hurricane or in the event of a mechanical problem with the dynamic positioning system. There are eight active wells in the Phoenix Field and the average net daily production for the year ended December 31, 2018 was 17,907 Boepd.

Pompano Field — The Pompano Field is comprised of seven operated blocks which include Viosca Knoll Blocks 989 and 990, and Mississippi Canyon Blocks 26, 27, 28, 29 and 72 located in the deepwaters offshore Louisiana. The Pompano Field’s three current subsea systems are tied back to a fixed leg platform with a total of 23 active wells. The field’s average net daily production since the Stone Closing of the Stone Combination was 10,534 Boepd.

Ram Powell Field — The Ram Powell Field is comprised of six operated blocks which include Viosca Knoll Blocks 911, 912, 913, 955, 956 and 957 located in the deepwaters offshore Louisiana. The Ram Powell Field has eight active dry tree wells that are located on a tension leg platform in Viosca Knoll Block 956. The field’s average net daily production since the Stone Closing of the Stone Combination was 7,856 Boepd.

Amberjack Field — The Amberjack Field is comprised of three operated blocks which include Mississippi Canyon Block 108, 109 and 110. The Amberjack Field has 29 active conventional dry tree wells located on a fixed structure platform in Mississippi Canyon Block 109. The field’s average net daily production since the Stone Closing of the Stone Combination was 2,021 Boepd.

Mexico Properties

Our area of focus in Mexico are blocks located within the Sureste Basin, a prolific proven hydrocarbon province, in the shallow waters off the coast of Mexico’s Veracruz and Tabasco states. We, together with our consortium partners, executed Production Sharing Contracts (“PSCs”) with the CNH, Mexico’s oil and gas regulator.

The PSCs include a cost recovery feature pursuant to which eligible costs in relation to the minimum work program activities are recoverable in-kind at a rate of 125% of costs from future production volumes. Production volumes are allocated in-kind between the Consortium and the United Mexican States on a monthly basis based on the contractual value of the hydrocarbons as defined in the PSCs. Up to 60% of the monthly contractual value of the hydrocarbons will be allocated to the Consortium to recover eligible costs incurred in petroleum activities. Eligible costs exceeding 60% of the current month contractual value of the hydrocarbons will be recoverable in future periods. Between 7.5% and 14% of the contractual value of the oil will be allocated to the United Mexican States in the form of a royalty, depending upon the price of a barrel of oil, with a collar between $48.00 and $100.00 per Bbl. The allocation for the royalty on natural gas is 0% when the price per MMBtu is below $5.00 and, if the natural gas price exceeds $5.00 per MMBtu, the royalty allocation percentage is calculated as the price per MMBtu divided by 100. The remaining value of the hydrocarbons after the allocation for cost recovery and royalties is considered operating profit under the PSCs. The allocation of operating profit to the Consortium after the allocation for cost recovery and royalties on Blocks 2 and 7 is 44% and 31%, respectively. Additionally, in the event that the cumulative project internal rate of return in any one month exceeds 25%, the barrels of oil allocated to the Consortium after cost recovery (“Profit Oil”) is reduced on a sliding scale. The reduction in Profit Oil varies linearly between 0% and 75% of the entitled amount. The maximum 75% reduction occurs once the cumulative project internal rate of return meets or exceeds 40%.

At December 31, 2018, our core properties in Mexico are presented in the following acreage map:

•

Block 7 — In July 2017, we completed drilling operations on the offshore Mexico Zama-1 exploration well in Block 7, reaching a total depth of 13,480 feet. The Zama-1 well is the first offshore exploration well to be drilled in Mexico by the private sector. Well results confirmed the base of the reservoir section, with no penetration of an oil-water contact. The gross oil bearing interval is over 1,100 feet with petrophysical data indicating excellent rock properties and an oil sample with 30 degree American Petroleum Institute gravity oil. The well has been suspended as a future producer. We are now analyzing all the data gathered from the Zama-1 well and evaluating the optimal methods for appraisal and development of the discovery. These contingent resources are not included in proved reserves.

In the fourth quarter of 2018, we spud the Zama-2 well, the first appraisal well to be drilled in the field. The Zama-2 well confirmed the results of the original Zama-1 exploration well. In the first quarter of 2019, we drilled the second appraisal penetration, building upon the success of Zama-2’s first appraisal penetration, the Zama-2 ST1 well successfully tested the northern limits of the reservoir, acquired over 700 feet of whole core to collect detailed rock properties, and performed successful well tests in several perforated intervals, reaching an unstimulated and restricted combined production rate of 7.9 MBoepd gross, of which, 94% was oil.

In the second quarter of 2019, we concluded our three well appraisal of the Zama discovery. The Zama-3 well was drilled to test the southern extend of the reservoir. Well results included the logging of approximately 717 feet of whole core.

Front-End Engineering & Design (“FEED”) work is advancing to optimize the recovery and economic development of the field and allow for the earliest possible initial production date. We have significantly narrowed the number of potential development concepts and the prevailing concept design will be the basis for the development. We were also granted a two-year contract term extension as well as regulatory approvals to allow for exploration activities on additional retained acreage in Block 7, which is separate and incremental to the Zama.

Pre-Unitization Agreement with Pemex. In September 2018, we and our consortium partners in Block 7 signed a Pre-Unitization Agreement (“PUA”) with Pemex Exploracion y Produccion S.A. de C.V. (“Pemex”) related to certain tracts within the Amoca-Yaxche-03 allocation and the contiguous Block 7 PSC. Both areas are situated in the offshore portion of the Sureste Basin. The two year PUA enables information sharing related to the Zama discovery and potential extension into Pemex’s neighboring block. The PUA has been approved by the Mexican Secretariat of Energy (“SENER”).

•

Block 2 — In September 2018, we entered into the Hokchi Cross Assignment (the “Hokchi Cross Assignment”) with Hokchi Energy, S.A. de C.V. (“Hokchi”), a subsidiary of Pan American Energy, LLC (“PAE”), to cross assign 25% PIs in Block 2 and Block 31. Our assignment of a 25% participation interest (“PI”) in Block 2 to Hokchi closed on December 21, 2018, and Hokchi has assumed operator responsibilities with respect to Block 2. Upon completion of the Hokchi Cross Assignment, we own a 25% PI in each of Block 2. During 2019, two exploration wells were drilled and encountered non-commercial quantity hydrocarbons. The two exploration wells satisfied the minimum work program on Block 2 and the lease has been relinquished.

•

Block 31 — The Block 31 exploration project in 2019 consisted of two wells, Xaxamani-2EXP and Tolteca-1EXP. The Xaxamani-2EXP well logged approximately 148 feet (45 meters) of gross TVD pay, with a net to gross ratio of approximately 78% in two shallow oil sands. Subsequently, the Tolteca-1EXP well logged approximately 123 feet (37 meters) of gross TVD pay, with a net to gross ratio of approximately 97%, all located in the deeper of the two sands found in the Xaxamani-2EXP well. The Tolteca-1EXP well exceeded pre-drill expectations for reservoir thickness and areal extent, thereby increasing resource expectations not only in the drilling program to date, but also increasing expectations of similar geophysical anomalies that could open up a shallow oil play in the contract area. The Xaxamani discovery is located approximately one mile from shore in less than 100 feet of water. Talos holds a 25% working interest in Block 31.

Summary of Reserves

Our estimated proved reserves totaled 151.7 MMBoe at December 31, 2018. The following table summarizes our estimated proved reserves as of December 31, 2018, 2017 and 2016 which are all located in the United States.

	Summary of Proved Reserves
	Oil (MBbls)	Natural Gas (MMcf)	NGL (MBbls)	MBoe	Percent of Total Proved	Standardized Measure (in thousands)	PV-10 (in thousands)
December 31, 2018
Proved Developed Producing	62,162	69,409	4,342	78,072			$2,510,213
Proved Developed Non-Producing	23,368	61,955	3,762	37,456			680,942

Total Proved Developed	85,530	131,364	8,104	115,528	76%		3,191,155
Proved Undeveloped	27,009	39,660	2,592	36,211	24%		734,108

Total Proved	112,539	171,024	10,696	151,739		$3,340,246	$3,925,263

December 31, 2017(1)
Proved Developed Producing	23,656	37,161	1,930	31,780			$776,786
Proved Developed Non-Producing	13,804	40,416	1,385	21,924			270,363

Total Proved Developed	37,460	77,577	3,315	53,704	53%		1,047,149
Proved Undeveloped	35,344	50,079	3,232	46,921	47%		760,520

Total Proved	72,804	127,656	6,547	100,625		$1,807,669	$1,807,669

December 31, 2016(1)
Proved Developed Producing	28,757	52,062	2,277	39,711			$707,315
Proved Developed Non-Producing	16,996	44,060	1,754	26,094			242,877

Total Proved Developed	45,753	96,122	4,031	65,805	63%		950,192
Proved Undeveloped	26,613	54,482	2,205	37,897	37%		385,843

Total Proved	72,366	150,604	6,236	103,702		$1,336,035	$1,336,035

(1)	Does not include reserves acquired in the Stone Combination, which closed in May 10, 2018.

Reconciliation of PV-10 to Standardized Measure

PV-10 is a non-GAAP financial measure and differs from the standardized measure of discounted future net cash flows, which is the most directly comparable GAAP financial measure. PV-10 is a computation of the standardized measure of discounted future net cash flows on a pre-tax basis. PV-10 is equal to the standardized measure of discounted future net cash flows at the applicable date, before deducting future income taxes, discounted at 10 percent. We believe that the presentation of PV-10 is relevant and useful to investors because it presents the discounted future net cash flows attributable to our estimated net proved reserves prior to taking into account future corporate income taxes, and it is a useful measure for evaluating the relative monetary significance of our oil and natural gas properties. Further, investors may utilize the measure as a basis for comparison of the relative size and value of our reserves to other companies without regard to the specific tax characteristics of such entities. We use this measure when assessing the potential return on investment related to our oil and natural gas properties. PV-10, however, is not a substitute for the standardized measure of discounted future net cash flows. Our PV-10 measure and the standardized measure of discounted future net cash flows do not purport to represent the fair value of our oil and natural gas reserves.

The following table provides a reconciliation of the standardized measure of discounted future net cash flows to PV-10 of our proved reserves at December 31, 2018, 2017, and 2016.

	December 31, 2018	December 31, 2017(1)	December 31, 2016(1)
Standardized measure	$3,340,246	$1,807,669	$1,336,035
Present value of future income taxes discounted at 10%	585,017	—	—

PV-10	$3,925,263	$1,807,669	$1,336,035

(1)

For the tax years ended December 31, 2017 and 2016, we were not a taxpaying entity for federal income tax purposes, we were not subject to federal or state income taxes and thus made no provision for federal or state income taxes in the calculation of our standardized measure.

Changes in Proved Developed Reserves

Our proved developed reserves as of December 31, 2018 increased by 61.8 MMBoe to 115.5 MMBoe from 53.7 MMBoe at December 31, 2017, a 115% increase. This increase was due to:

•

acquisitions of 58.0 MMBoe from the Stone Combination and 3.5 MMBoe from the Whistler Acquisition, for more information, see our financial statements and related notes located elsewhere in this Information Statement;

•	positive revisions of 4.5 MMBoe;

•	proved undeveloped reserves (“PUDs”) reserves conversions of 10.0 MMBoe;

•	extensions and discoveries of 2.5 MMBoe primarily attributable to wells drilled in Ewing Bank Block 305 (1.3 MMBoe) and Ship Shoal Block 224 (0.5 MMBoe); and offset by

•	production of 16.7 MMBoe.

Development of Proved Undeveloped Reserves

The following table discloses our estimated PUD reserve activities during the year ended December 31, 2018:

	Oil, Natural Gas and NGLs	Future Development Costs
	(MBoe)	(in thousands)
Proved undeveloped reserves at December 31, 2017	$46,921	$447,721
Changes during the year:
Extensions and discoveries	3,108	27,000
Revisions of previous estimates	(4,515)	(3,996)
Acquired	654	8,367
Conversion to Proved Developed Producing reserves	(9,957)	(82,426)

Total proved undeveloped reserves changes	(10,710)	(51,055)

Proved undeveloped reserves at December 31, 2018	$36,211	$396,666

Our PUD reserves at December 31, 2018 decreased by 10.7 MMBoe, or 23% primarily due to:

Extensions and Discoveries. We added 3.1 MMBoe of PUD reserves through an evaluation of Green Canyon Block 18 which was initially acquired in the Whistler Acquisition. See our financial statements and related notes thereto located elsewhere in this Information Statement.

Revisions of Previous Estimates. Downward reserves revisions of 4.5 MMBoe primarily due to timing of development of certain PUD reserves locations to move beyond 5 years of 3.3 MMBoe and downward revisions of 1.2 MMBoe. The revisions were caused by a new geological data and changes in overall project economics, and expiration of a block. Future development costs related to the PUD reserves revisions decreased by $4.0 million primarily due to a review of completion strategy and optimization of capital expenditures in the Phoenix Field.

Acquired. We added a 0.7 MMBoe PUD reserves in Bayou Hebert Field through the Stone Combination.

Conversion to Proved Developed Producing. 2017 PUD to proved developed conversions of 10.0 MMBoe are primarily attributable to the Phoenix Field, Tornado #3ST and two wells in Main Pass Block 74, A8ST and A11ST.

We annually review all PUD reserves to ensure an appropriate plan for development exists. Our PUD reserves are required to be converted to proved developed reserves within five years of the date they are first booked as PUD reserves. Future development costs associated with our PUD reserves at December 31, 2018 totaled approximately $396.7 million, primarily attributable the Phoenix Field’s $317.3 million future development costs. When considering capital expenditures associated with other exploration projects and abandonment obligations, we expect to fund the development of PUD reserves using cash flows from operations and, if needed, availability under our Senior Reserve Based Revolving Credit Facility (the “Bank Credit Facility”), in each future annual period prior to the five year expiration. Our 2019 drilling program includes development of PUD reserves, and the conversion rate may not be uniform due to obligatory wells, newly acquired PUD reserves and production performance targets.

Internal Controls over Reserve Estimates and Reserve Estimation Procedures

At December 31, 2018, 2017 and 2016, proved oil, natural gas and NGL reserves attributable to our net interests in oil and natural gas properties were estimated and compiled for reporting purposes by our reservoir engineers and audited by Netherland, Sewell & Associates, Inc. (“NSAI”), independent petroleum engineers and geologists, as described in further detail below.

Our policies regarding internal controls over the determination of reserves estimates require reserves reserve quantities, reserves categorization, future producing rates, future net revenue and the present value of such future net revenue to prepared using the definitions set forth in Regulation S-X, Rule 4-10(a) and subsequent SEC staff interpretations and guidance. These internal controls, which are intended to ensure reliability of our reserves estimations, include, but are not limited to, the following:

•

Reserve information, as well as models used to estimate such reserves, is stored on secure database applications to which only authorized personnel are given access rights consistent with their assigned job function.

•	A comparison of historical expenses is made to the lease operating costs in the reserve database.

•	Internal reserves estimates are reviewed by well and by area by our reservoir engineers. A variance analysis by well to the previous year-end reserve report is performed.

•	Reserve estimates are reviewed and approved by certain members of senior management, including our President and Chief Executive Officer.

•

We engaged NSAI to perform an independent audit of our processes and the reasonableness of our estimates of proved reserves at December 31, 2018, 2017 and 2016. Our management requires that the independent petroleum engineers and geologist’s and our reserve quantities and calculation of the net present value of the reserves, collectively, vary by no more than 10% in the aggregate, in accordance with the Society of Petroleum Evaluation Engineers (“SPEE”) auditing standards.

•	Data is transferred to NSAI through a secure file transfer protocol site.

•	Material reserve variances are discussed among NSAI, as applicable, our internal reservoir engineers and our Director of Reserves to ensure the best estimate of remaining reserves.

Because these estimates depend on many assumptions, any or all of which may differ substantially from actual results, reserve estimates may be different from the quantities of oil, natural gas and NGLs that are ultimately recovered.

During the reserves audit, NSAI did not independently verify the accuracy and completeness of information and data furnished by us with respect to ownership interests, oil, natural gas and NGL production, well test data, historical costs of operation and development, product prices or any agreements relating to current and future operations of the fields and sales of production. However, if in the course of the examination something came to the attention of NSAI that brought into question the validity or sufficiency of any such information or data, NSAI did not rely on such information or data until it had satisfactorily resolved its questions relating thereto or had independently verified such information or data. When compared on a well by well basis, some of our estimates are greater and some are less than the estimates of NSAI. Given the inherent uncertainties and judgments that go into estimating proved reserves, differences between internal and external estimates are to be expected. NSAI determined that its estimates of reserves have been prepared in accordance with the definitions and regulations of the SEC, including the criteria of “reasonable certainty,” as it pertains to expectations about the recoverability of reserves in future years, under existing economic and operating conditions, consistent with the definition in Rule 4-10(a)(24) of Regulation S-X. NSAI issued unqualified audit opinions on our reserves as of December 31, 2018, 2017 and 2016 based upon its evaluations. NSAI concluded that our estimates of reserves were, in the aggregate, reasonable and have been prepared in accordance with Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the SPEE. The NSAI reports are filed as annexes to this Information Statement.

Technologies Used in Reserve Estimation

The SEC’s reserves rules allow the use of techniques that have been proved effective by actual production from projects in the same reservoir or an analogous reservoir or by other evidence using reliable technology that establishes reasonable certainty. The term “reasonable certainty” implies a high degree of confidence that the quantities of oil, natural gas and/or NGLs actually recovered will equal or exceed the estimate. To achieve reasonable certainty, our internal reservoir engineers employed technologies that have been demonstrated to yield results with consistency and repeatability. The technologies and economic data used in the estimation of our proved reserves include, but are not limited to, well logs, geologic maps, seismic data, well test data, production data, historical price and cost information and property ownership interests. The accuracy of the estimates of our reserves is a function of:

•	the quality and quantity of available data and the engineering and geological interpretation of that data;

•	estimates regarding the amount and timing of future operating costs, development costs and workovers, all of which may vary considerably from actual results;

•	future prices of oil, natural gas and NGLs, which may vary considerably from those mandated by the SEC; and

•	the judgment of the persons preparing the estimates.

Qualifications of Primary Internal Engineer

Our Director of Reserves is the technical person primarily responsible for overseeing the preparation of our internal reserve estimates and for coordinating reserve audits conducted by NSAI. He has over 45 years of industry experience with positions of increasing responsibility, including 37 years as a reserves evaluator or manager. His further professional qualifications include a State of Texas Professional Engineering License, extensive internal and external reserve training and asset evaluation. In addition, he is an active participant in industry reserve seminars and professional industry groups, and has been a member of the SPEE for over 45 years. Our Director of Reserves reports directly to our Vice President of Corporate Development.

Drilling Activity

The following table sets forth our drilling activity:

	Exploratory and Appraisal Wells(1)						Development Wells(1)						Total
	Productive(2)		Dry(3)		Total		Productive(2)		Dry(3)		Total
	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
December 31, 2018
United States	—	—	1.0	0.1	1.0	0.1	5.0	5.0	—	—	5.0	5.0	6.0	5.1
Mexico	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	1.0	0.1	1.0	0.1	5.0	5.0	—	—	5.0	5.0	6.0	5.1
December 31, 2017
United States	4.0	3.7	—	—	4.0	3.7	—	—	—	—	—	—	4.0	3.7
Mexico	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	4.0	3.7	—	—	4.0	3.7	—	—	—	—	—	—	4.0	3.7
December 31, 2016
United States	1.0	0.7	—	—	1.0	0.7	—	—	—	—	—	—	1.0	0.7
Mexico	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1.0	0.7	—	—	1.0	0.7	—	—	—	—	—	—	1.0	0.7

(1)

As of December 31, 2018, two exploratory and appraisal wells have been excluded from the table until a determination is made if the wells have found proved reserves. Also excluded from the table are two development wells awaiting completion. These wells are shown as “Wells Suspended or Waiting on Completion” in the table below.

(2)

A productive well is an exploratory or development well found to be capable of producing either oil or natural gas in sufficient quantities to justify completion as an oil or natural gas producing well. Productive wells are included in the table in the year they were determined to be productive, as opposed to the year the well was drilled.

(3)

A dry well is an exploratory or development well that is not a productive well. Dry wells are included in the table in the year they were determined not to be productive well, as opposed to the year the well was drilled.

As of December 31, 2018, we had wells actively drilling or completing and wells suspended or awaiting completion, as follows:

	Actively Drilling or Completing				Wells Suspended or Waiting on Completion
	Exploratory		Development		Exploratory		Development
	Gross	Net	Gross	Net	Gross	Net	Gross	Net
United States	—	—	2.0	1.7	—	—	—	—
Mexico	1.0	0.4	—	—	1.0	0.4	—	—

Total	1.0	0.4	2.0	1.7	1.0	0.4	—	—

Productive Wells

The number of our productive wells is as follows:

	December 31, 2018
	Gross	Net
Crude oil	201.0	178.3
Natural gas	70.0	50.6

Total(1)	271.0	228.9

(1)	3 gross wells have dual completions.

Acreage

Gross and net developed and undeveloped acreage is as follows:

	December 31, 2018
	Developed Acres		Undeveloped Acres		Total Acres
	Gross	Net	Gross	Net	Gross	Net
United States
Deepwater	168,714	131,360	252,895	161,895	421,609	293,255
Shelf	308,476	211,244	155,803	120,392	464,279	331,636

Total United States	477,190	342,604	408,698	282,287	885,888	624,891
Mexico	—	—	162,904	49,809	162,904	49,809

Total	477,190	342,604	571,602	332,096	1,048,792	674,700

Undeveloped acreage is considered to be those leased acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and natural gas regardless of whether or not such acreage contains proved reserves. Included within undeveloped acreage are those leased acres (held by production under the terms of a lease) that are not within the spacing unit containing, or acreage assigned to, the productive well holding such lease. The terms of our leases on undeveloped acreage as of December 31, 2018 are scheduled to expire as shown in the table below (the terms of which may be extended by drilling and production operations):

	Undeveloped Acreage
	Gross	Net
2019(1)	234,199	98,424
2020	33,280	25,556
2021	24,200	14,984
2022	50,439	34,008
2023 and beyond	229,484	159,124

Total	571,602	332,096

(1)	The 2019 undeveloped acreage includes 162,904 gross and 49,809 net acres of Block 2 and 7 from Mexico’s PSCs for Round 1. The PSCs allows us to file for a 2 year extension.

Crude Oil, Natural Gas and NGL Production, Prices and Production Costs

Our production volumes, average sales prices and average production costs are as follows:

	Year Ended December 31,
	2018	2017	2016
Production Volumes:
Crude oil (MBbls)	11,771	7,048	5,126
Natural gas (MMcf)	22,771	16,308	19,001
NGLs (MBbls)	1,176	706	603
Total (MBoe)	16,742	10,472	8,896
Percent of Boe from crude oil	70%	67%	58%
Average Sales Price (including commodity derivatives):
Crude oil (MBbls)	$57.12	$52.46	$68.46
Natural gas (MMcf)	$3.16	$2.93	$3.24
NGLs (MBbls)	$30.50	$23.59	$15.81
Average (MBoe)	$46.60	$41.46	$47.44
Average Sales Price (excluding commodity derivatives):
Crude oil (MBbls)	$66.42	$48.92	$38.55
Natural gas (MMcf)	$3.23	$3.00	$2.25
NGLs (MBbls)	$30.50	$23.59	$15.81
Average (MBoe)	$53.24	$39.18	$28.08
Average Direct LOE and Workover per Boe(1)	$12.60	$13.56	$16.77

(1)	Includes oil and natural gas operating costs and major maintenance expense and excludes production taxes.

Crude Oil, Natural Gas and NGL Production, Prices and Production Costs — Significant Fields

Phoenix Field

The following table sets forth certain information regarding our production volumes, average sales prices and average production costs for the Phoenix Field, which consisted of 15% or more of our total estimated proved reserves at December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Production Volumes:
Crude oil (MBbls)	5,160	4,657	2,600
Natural gas (MMcf)	5,311	5,203	3,235
NGLs (MBbls)	491	520	312
Average (MBoe)	6,536	6,044	3,451
Percent of Boe from crude oil	79%	77%	75%
Average Sales Price (excluding commodity derivatives):
Crude oil (MBbls)	$65.11	$48.75	$37.88
Natural gas (MMcf)	$3.57	$3.48	$2.84
NGLs (MBbls)	$29.04	$24.49	$18.97
Average (MBoe)	$56.48	$42.66	$32.92
Average Direct LOE and Workover per Boe(1)(2)	$4.17	$4.27	$12.30

(1)

In response to the Tornado II’s production commencement during the fourth quarter of 2016, we entered into a new production handling agreement (“PHA”) with certain working interest partners. The fees from this PHA were recorded as a reduction to lease operating expense beginning in 2017.

(2)	Includes oil and natural gas operating costs and major maintenance expense and excludes production taxes.

Pompano Field

The following table sets forth certain information regarding our production volumes, average sales prices and average production costs for the Pompano Field, which consisted of 15% or more of our total estimated proved reserves at December 31, 2018. The information below includes the period from the Stone Closing of the Stone Combination, May 10, 2018, through December 31, 2018.

Year Ended December 31, 2018
Production Volumes:
Crude oil (MBbls)	2,042
Natural gas (MMcf)	1,758
NGLs (MBbls)	151
Total (MBoe)	2,486
Percent of Boe from crude oil	82%
Average Sales Price (excluding commodity derivatives):
Crude oil (MBbls)	$69.06
Natural gas (MMcf)	$3.50
NGLs (MBbls)	$30.95
Average (MBoe)	$61.08
Average Direct LOE and Workover per Boe(1)(2)	$1.60

(1)	The Pompano Field has PHAs with certain working interest partners. The PHAs are recorded as a reduction to lease operating expense.
(2)	Includes oil and natural gas operating costs and major maintenance expense and excludes production taxes.

Expenditures and Costs Incurred

For information on property development, exploration and acquisition costs, see our financial statements and notes related thereto located elsewhere in this Information Statement.

Title to Properties

We believe that we have satisfactory title to our oil and natural gas properties in accordance with generally accepted industry standards. Individual properties may be subject to burdens such as royalty, overriding royalty, and carried, net profits, working and other outstanding interests customary in the industry. In addition, interests may be subject to obligations or duties under applicable laws or burdens such as production payments, ordinary course liens incidental to operating agreements and for current taxes and development obligations under oil and natural gas leases. As is customary in the industry in the case of undeveloped properties, often limited investigation of record title is made at the time of acquisition. Title search investigations are made prior to the consummation of an acquisition of producing properties and before commencement of drilling operations on undeveloped properties. To the extent title opinions or other investigations reflect defects affecting such undeveloped properties, we are typically responsible for curing any such title defects at our expense.

Commodity Price Risks and Price Risk Management Activities

Production from our properties is marketed using methods that are consistent with industry practices. Sales prices for oil and natural gas production are negotiated based on factors normally considered in the industry, such as an index or spot price, price regulations, distance from the well to the pipeline, commodity quality and prevailing supply and demand conditions. We enter into derivative contracts on our oil and natural gas production primarily to stabilize cash flows and reduce the risk and financial impact of downward commodity price movements on commodity sales. For additional information regarding our commodity price risk and commodity derivative instruments, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Talos — Quantitative and Qualitative Disclosures About Market Risk” located elsewhere in this Information Statement.

Significant Customers

Oil and natural gas companies spend capital on exploration, drilling and production operations expenditures, the amount of which is generally dependent on the prevailing view of future oil and natural gas prices which are subject to many external factors which may contribute to significant volatility in future prices. We market substantially all of our oil, natural gas and NGL production from the properties we operate and those we do not operate. Our customers consist primarily of major oil and gas companies, well-established oil and pipeline companies and independent oil and natural gas producers and suppliers. We perform ongoing credit evaluations of our customers and provide allowances for probable credit losses when necessary. For the year ended December 31, 2018, 65% and 18% of our oil, natural gas and NGL revenues were attributable to Shell Trading (US) Company and Phillips 66, respectively, which are the customers that individually represented 10% or more of our oil, natural gas and NGL revenues.

Competitive Conditions

The oil and natural gas business is highly competitive in the exploration for and acquisition of reserves, the acquisition of oil and natural gas leases, equipment and personnel required to find and produce reserves and in the gathering and marketing of oil, natural gas and NGLs. We compete with large integrated oil and natural gas companies as well as independent exploration and production companies. Certain of our competitors may have significantly more financial or other resources available to them. In addition, certain of the larger integrated companies may be better able to respond to industry changes, including price fluctuation, oil and natural gas demand and governmental regulations.

However, we believe our high quality oil-weighted production base, proven expertise in utilizing seismic technology to identify, evaluate and develop exploitation and exploration opportunities, balanced mix of assets in the Gulf of Mexico deep and shallow waters and significant operating control give us a strong competitive position relative to many of our competitors.

Seasonality of Business

Weather conditions affect the demand for, and prices of, oil and natural gas. Due to these seasonal fluctuations, our results of operations for individual quarterly periods may not be indicative of the results that may be realized on an annual basis. Generally, but not always, the demand for gas decreases during the summer months and increases during the winter months. Seasonal anomalies such as mild winters or hot summers may impact general seasonal changes in demand.

Insurance Matters

Our oil and natural gas operations are subject to risks incident to the operation of oil and gas wells, including but not limited to uncontrolled flows of oil, gas, brine or well fluids into the environment, blowouts, cratering, mechanical difficulties, fires, explosions or other physical damage, pollution or other risks, any of which could result in substantial losses to us. In addition, our oil and natural gas properties are located in the Gulf of Mexico, which makes us more vulnerable to tropical storms and hurricanes. These hazards can cause personal injury or loss of life, severe damage to and destruction of property and equipment, pollution or environmental damage and the suspension of operations. Damages arising from such occurrences may result in lawsuits asserting large claims. Insurance may not be sufficient or effective under all circumstances or against all hazards to which we may be subject. A successful claim for which we are not fully insured could have a material adverse effect on our financial condition, results of operations and cash flow. Although we obtain insurance against some of these risks, we cannot insure against all possible losses. As a result, any damage or loss not covered by insurance could have a material adverse effect on our financial condition, results of operations and cash flow.

We have insurance policies to cover some of our risk of loss associated with our operations, and we maintain the amount of insurance we believe is prudent. However, not all of our business activities can be insured at the levels we desire because of either limited market availability or unfavorable economics (limited coverage for the underlying cost).

Our general property damage insurance provides varying ranges of coverage based upon several factors, including well counts and the cost of replacement facilities. Our general liability insurance program provides a limit of $500 million for each occurrence and in the aggregate, and includes varying deductibles. Our Offshore Pollution Act insurance is subject to a maximum of up to $150 million for each occurrence and in the aggregate, including a $100,000 retention. Coverage is provided for damage to our assets resulting from a named Gulf of Mexico windstorm; however, such coverage is subject to a maximum of $155 million per named windstorm and in the aggregate, and is also subject to a maximum of $25 million per occurrence retention. We separately maintain an operators extra expense policy with additional coverage for an amount up to $500 million for Gulf of Mexico deepwater drilling wells, $150 million for Gulf of Mexico shelf drilling wells, $75 million for Gulf of Mexico producing and shut-in wells, $50 million for drilling and workover in inland waters and $25 million for drilling and workover in onshore fields that would cover costs involved in making a well safe after a blow-out or getting the well under control; re-drilling a well to the depth reached prior to the well being out of control or blown out; costs for plugging and abandoning the well; and costs for clean-up and containment and for damages caused by contamination and pollution. For our Mexico insurance policies, we maintain $250 million in operators extra expense coverage for operations and $500 million per occurrence and aggregate limit for general liability.

We may increase or decrease insurance coverage around our key strategic assets, including potentially purchasing catastrophic bond instruments. Our highest value assets, which are located in the Phoenix Field, produce through the HP-I floating production system, which has the capability to disconnect and move away in the event of a storm, mitigating the risk of property damage.

We customarily have reciprocal agreements with our customers and vendors in which each contracting party is responsible for its respective personnel for liability related to work performed for us. Under these agreements, we generally are indemnified against third-party claims related to the injury or death of our customers’ or vendors’ personnel, subject to the application of various states’ laws.

Government Regulation

Exploration and development and the production and sale of oil, natural gas and NGLs are subject to extensive federal, state, local and foreign regulations. An overview of these regulations is set forth below. We do not believe that compliance with existing requirements will have a material adverse effect on our financial position, results of operations or cash flows. However, current regulatory requirements may change, currently unforeseen environmental incidents may occur or past non-compliance with environmental laws or regulations may be discovered. Because such rules and regulations are frequently amended or reinterpreted, we are unable to predict the future cost or impact of complying with such laws. Although the regulatory burden on the oil and natural gas industry increases our cost of doing business and, consequently, affects our profitability, these burdens generally do not affect us any differently or to any greater or lesser extent than they affect others in our industry with similar types, quantities and locations of production.

General Overview

Our oil and natural gas operations are subject to various federal, state, local and foreign laws and regulations. Generally speaking, these regulations relate to matters that include, but are not limited to:

•	location of wells;

•	size of drilling and spacing units or proration units;

•	number of wells that may be drilled in a unit;

•	unitization or pooling of oil and natural gas properties;

•	drilling and casing of wells;

•	issuance of permits in connection with exploration, drilling and production;

•	well production;

•	spill prevention plans;

•	protection of private and public surface and ground water supplies;

•	emissions permitting or limitations;

•	protection of endangered species;

•	use, transportation, storage and disposal of fluids and materials incidental to oil and natural gas operations;

•	surface usage and the restoration of properties upon which wells have been drilled;

•	calculation and disbursement of royalty payments and production taxes;

•	requirements for the posting of supplemental bonds or providing other forms of financial assurance for plugging and abandoning obligations;

•	plugging and abandoning of wells; and

•	transportation of production.

OCS Regulation. Our operations on federal oil and natural gas leases in the Gulf of Mexico are subject to regulation by the Bureau of Safety and Environmental Enforcement (“BSEE”) and the Bureau of Ocean Energy Management (“BOEM”), both agencies of the U.S. Department of Interior (“DOI”). These leases contain relatively standardized terms and require compliance with detailed BSEE and BOEM regulations and orders issued pursuant to various federal laws, including the federal Outer Continental Shelf Lands Act (the “OCSLA”). These laws and regulations are subject to change, and many new requirements, including those related to safety, permitting and performance, were imposed by BSEE and BOEM subsequent to the 2010 Deepwater Horizon incident. For offshore operations, lessees must obtain BOEM approval for exploration, development and production plans prior to the commencement of such operations. In addition to permits required from other agencies such as the EPA, lessees must obtain a permit from BSEE prior to the commencement of drilling and comply with regulations governing, among other things, engineering and construction specifications for production facilities, safety procedures, plugging and abandoning of wells on the outer continental shelf (the “OCS”), calculation of royalty payments and the valuation of production for this purpose, and removal of facilities.

These rules are frequently subject to change. For example, in 2016, BSEE published a final rule on well control that, among other things, imposes rigorous standards relating to the design, operation and maintenance of blow-out preventers, real-time monitoring of deepwater, high temperature, high pressure drilling activities, and enhanced reporting requirements. Pursuant to President Trump’s Executive Orders dated March 28, 2017 and April 28, 2017 (the “Executive Orders”), BSEE initiated a review of the well control regulations to determine whether the rules are consistent with the stated policy of encouraging energy exploration and production, while ensuring that any such activity is safe and environmentally responsible. In October 2017, BSEE announced, in a report published by the DOI, that it is considering several revisions to the regulations and that it is in the process of determining the most effective way to engage stakeholders in the process. In another example, the BSEE published a final rule in September 2018 amending its production safety systems regulations, which includes the imposition of operational and design standards and the removal of the requirement of offshore operators to certify through an independent third party that their critical safety and pollution prevention equipment (e.g. subsea safety equipment, including blowout preventers) is operational and functioning as designed in the most extreme conditions.

In a third example, BOEM published a proposed rule in April 2016 that would update existing air emissions requirements relating to offshore oil and natural gas activity on the OCS. BOEM regulates these air emissions in connection with its review of exploration and development plans, rights of ways (“ROWs”) and rights of use (“RUEs”) applications. The proposed rule would bolster existing air emissions requirements by, among other things, requiring the reporting and tracking of the emissions of all pollutants defined by the U.S. Environmental Protection Agency (“EPA”) to affect human health and public welfare. Pursuant to the Executive Orders, BOEM is reviewing the proposed air quality rule. In October 2017, the DOI announced that it is currently reviewing recommendations on how to proceed, including promulgating final rules for certain necessary provisions and issuing a new proposed rule that may withdraw certain provisions and seek additional input on others.

Compliance with new and future regulations could result in significant costs, including increased capital expenditures and operating costs, and could adversely impact our business. In addition, under certain circumstances, BSEE may require our operations on federal leases to be suspended or terminated. Any such suspension or termination could adversely affect our financial condition and operations.

Furthermore, hurricanes in the Gulf of Mexico can have a significant impact on oil and natural gas operations. The effects from past hurricanes have included structural damage to fixed production facilities, semi-submersibles and jack-up drilling rigs. BOEM and BSEE continue to be concerned about the loss of these facilities and rigs as well as the potential for catastrophic damage to key infrastructure and the resultant pollution from future storms. In an effort to reduce the potential for future damage, BOEM and BSEE have periodically issued guidance aimed at improving platform survivability by taking into account environmental and oceanic conditions in the design of platforms and related structures. It is possible that similar, if not more stringent, requirements will be issued by BOEM and BSEE for future hurricane seasons. New requirements, if any, could increase our operating costs and/or capital expenditures.

In addition, in order to cover the various decommissioning obligations of lessees on the OCS, BOEM generally requires that lessees post some form of acceptable financial assurances that such obligations will be met, such as surety bonds. The cost of such bonds or other financial assurance can be substantial, and we can provide no assurance that we can continue to obtain bonds or other surety in all cases. For example, in the 2016 NTL, BOEM announced updated financial assurance and risk management requirements for offshore leases. In July 2016, BOEM issued the Notice to Lessees and Operators (“NTL”) #2016-N01 (the “2016 NTL”) 2016 NTL details procedures to determine a lessee’s ability to carry out its lease obligations — primarily the decommissioning of facilities — and whether to require lessees to furnish additional financial assurance to meet BOEM’s estimate of the lessees decommissioning obligations. The 2016 NTL supersedes the agency’s prior practice of allowing operators of a certain net worth to waive the need for supplemental bonds and provides updated criteria for determining a lessee’s ability to self-insure only a small portion of its OCS liabilities based upon the lessee’s financial capacity and financial strength. The 2016 NTL also allows lessees to meet their additional financial security requirements pursuant to an individually approved tailored plan, whereby an operator and BOEM agree to set a timeframe for the posting of additional financial assurances. The 2016 NTL became effective in September 2016, but the BOEM has since extended indefinitely beyond June 30, 2017 the start date for implementation of this NTL, except for certain circumstances where there is a substantial risk of nonperformance of the interest holder’s decommissioning liabilities, so as to provide BOEM with time to review its complex financial assurance program.

In late 2016, we received orders from BOEM to provide additional financial assurance in material amounts relating to our OCS properties (the “BOEM 2016 Orders”). We entered into discussions with BOEM regarding the requested additional financial security and submitted a proposed tailored plan for the posting of additional financial security to the agency for review. However, the BOEM has indefinitely delayed beyond June 30, 2017 implementation of the 2016 NTL, has rescinded the BOEM 2016 Orders while BOEM reviews its financial assurance program and, to date, has taken no action with respect to our previously submitted proposed tailored plan.

We remain in active discussions with our government regulators and our industry peers with regard to any future rule making and financial assurance requirements. The BOEM is continuing to review and reconsider its financial assurance program and thus the amounts of any financial assurance that may be demanded by the agency is uncertain at this time. Notwithstanding the 2016 NTL, BOEM may also bolster its financial assurance requirements mandated by rule for all companies operating in federal waters. The BOEM could also make new demands for additional financial assurance in material amounts in the event the agency chooses to implement the 2016 NTL. Such demands could exceed our ability to provide any additional financial assurance that may be required by BOEM in the future. The future cost of compliance with our existing supplemental bonding requirements, including the obligations imposed upon us as a result of the 2016 NTL, to the extent implemented, as well as any other future BOEM directives, or any other changes to BOEM’s rules applicable to our or our subsidiaries’ properties, could materially and adversely affect our financial condition, cash flows and results of operations.

Regulation in Shallow Waters Off the Coast of Mexico. Our operations on oil and natural gas blocks in shallow waters off the coast of Mexico’s Veracruz and Tabasco states, and in other Mexican offshore areas where we are assessing other exploration opportunities, are subject to regulation by SENER, the CNH and other Mexican regulatory bodies. The CNH is responsible for, among other things, overseeing the tender procedures for awarding contracts for the exploration and production of oil and natural gas in Mexican waters, managing and supervising contracts that have been awarded, and approving exploration and production plans. The PSCs that we and our consortium partners have entered into for the development of these acreages contain terms that impose on us the duty to comply with various laws and regulations. These laws and regulations govern, among other things, the exploration and exploitation of hydrocarbons (including certain national content requirements), the treatment, conveyance, marketing, transport and storage of petroleum, and requirements for industrial safety, operational security, and facility decommissioning. Failure to comply can result in the imposition of monetary penalties, revocation of permits, rescission of the relevant PSC, suspension of operations, and ordered decommissioning of offshore facilities and systems. The laws and regulations governing activities in the Mexican energy sector are relatively new, having been significantly reformed in 2013, and the legal regulatory framework continues to evolve as SENER, the CNH and other Mexican regulatory bodies issue new regulations and guidance. Such regulations are subject to change, and it is possible that SENER, the CNH or other Mexican regulatory bodies may impose new or revised requirements that could increase our operating costs and/or capital expenditures for operations in Mexican offshore waters.

Environmental Regulations

We are subject to various federal, state, local and foreign regulations concerning occupational safety and health as well as the discharge of materials into, and the protection of, the environment. Environmental laws and regulations relate to, among other things:

•	assessing the environmental impact of seismic acquisition, drilling or construction activities;

•	the generation, storage, transportation and disposal of waste materials;

•	the emission of certain gases into the atmosphere;

•	the monitoring, abandonment, reclamation and remediation of well and other sites, including sites of former operations;

•	various environmental permitting requirements, such as permits for wastewater discharges;

•	the development of emergency response and spill contingency plans; and

•	protection of private and public surface and ground water supplies.

Based on regulatory trends and increasingly stringent laws, our capital expenditures and operating expenses related to the protection of the environment and safety and health compliance have increased over the years and it is possible such expenses will continue to increase. We cannot predict with any reasonable degree of certainty our future exposure concerning such matters and the cost of compliance could be significant. Failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of remedial obligations, natural resource damages or the issuance of injunctive relief (including orders to cease operations). Both onshore and offshore drilling in certain areas has been opposed by environmental groups and, in certain areas, has been restricted. Moreover, some environmental laws and regulations may impose strict liability, which could subject us to liability for conduct that was lawful at the time it occurred or conduct or conditions caused by prior operators or third parties. To the extent laws are enacted or other governmental action is taken that prohibits or restricts onshore or offshore drilling or imposes environmental protection requirements that result in increased costs to the oil and gas industry in general, our business and financial results could be adversely affected.

We expect to continue making expenditures on a regular basis relating to environmental compliance. We maintain insurance coverage for spills, pollution and certain other environmental risks, although we are not fully insured against all such risks. Our insurance coverage provides for the reimbursement to us of certain costs incurred for the containment and clean-up of materials that may be suddenly and accidentally released in the course of our operations, but such insurance does not fully insure against pollution and similar environmental risks. We do not anticipate that we will be required under current environmental laws and regulations to expend amounts that will have a material adverse effect on our consolidated financial position or our results of operations. However, since environmental costs and liabilities are inherent in our operations and in the operations of companies engaged in similar businesses and since regulatory requirements frequently change and may become more stringent, there can be no assurance that material costs and liabilities will not be incurred in the future. Such costs may result in increased costs of operations and acquisitions and decreased production.

Water Discharges. Our discharges into waters of the United States are limited by the Clean Water Act (“CWA”) and analogous state laws. The CWA prohibits any discharge of pollutants, including spills and leaks of oil and other substances, into waters of the United States, except in compliance with permits issued by federal and state governmental agencies. These discharge permits also include monitoring and reporting obligations. Failure to comply with the CWA, including discharge limits set by permits issued pursuant to the CWA, may also result in administrative, civil or criminal enforcement actions. Violations of the CWA can result in suspension, debarment or the imposition of statutory disability, each of which prevents companies and individuals from participating in government contracts and receiving some non-procurement government benefits. The CWA also requires the preparation of oil spill response plans and spill prevention, control and countermeasure plans.

Oil Pollution Act. The Oil Pollution Act of 1990 (the “OPA”) holds owners and operators of offshore oil production or handling facilities, including the lessee or permittee of the area where an offshore facility is located, strictly liable for the costs of removing oil discharged into waters of the United States and for certain damages from such spills. OPA assigns joint and several strict liability, without regard to fault, to each liable party for all containment and oil removal costs and a variety of public and private damages including, but not limited to, the costs of responding to a release of oil, natural resource damages and economic damages suffered by persons adversely affected by an oil spill. Although defenses exist to the liability imposed by OPA, they are limited. In addition, in January 2018, BOEM raised OPA’s damages liability cap to $137.7 million; however, a party cannot take advantage of liability limits if a spill was caused by gross negligence or willful misconduct, resulted from violation of a federal safety, construction or operating regulation, or if the party failed to report a spill or cooperate fully in the clean-up. OPA also requires responsible parties to maintain evidence of financial responsibility in prescribed amounts. OPA currently requires a minimum financial responsibility demonstration of between $35 million to $150 million for companies operating on the OCS, although BOEM may increase this amount in certain situations. From time to time, the United States Congress has proposed amendments to OPA raising the financial responsibility requirements. If OPA is amended to increase the minimum level of financial responsibility, we may experience difficulty in providing financial assurances sufficient to comply with this requirement. We cannot predict at this time whether OPA will be amended or whether the level of financial responsibility required for companies operating on the OCS will be increased. In any event, if an oil discharge or substantial threat of discharge were to occur, we may be liable for costs and damages, which costs and liabilities could be material to our results of operations and financial position.

National Environmental Policy Act. The National Environmental Policy Act (“NEPA”) requires federal agencies, including the DOI, to consider the impacts their actions have on the human environment, and to prepare detailed statements for major federal actions having the potential to significantly impact the environment. These requirements can lead to additional costs and delays in permitting for operators as the DOI or its bureaus may need to prepare Environmental Assessments (“EA”) and more detailed Environmental Impact Statements (“EIS”) in support of its leasing and other activities that have the potential to significantly affect the quality of the environment. If the EA indicates that no significant impact is likely, then the agency can release a finding of no significant impact and carry on with the proposed action. Otherwise, the agency must then conduct a full-scale EIS. The NEPA process involves public input through comment. These comments, as well as the agency’s analysis of the proposed project, can result in changes to the nature of a proposed project, such as by limiting the scope of the project or requiring resource-specific mitigation. The adequacy of the agency’s NEPA process can be challenged in federal court by process participants. This process may result in delaying the permitting and development of projects, and result in increased costs.

Endangered Species Act. The Endangered Species Act (“ESA”) restricts activities that may affect federally identified endangered and threatened species or their habitats. Additionally, the Migratory Bird Treaty Act (“MBTA”) implements various treaties and conventions between the United States and certain other nations for the protection of migratory birds. Under the MBTA, the taking, killing or possessing of migratory birds is unlawful without a permit. The Marine Mammal Protection Act similarly prohibits the taking of marine mammals without authorization. We conduct operations on oil and natural gas leases in areas where certain species that are protected by the ESA, MBTA and Marine Mammal Protection Act are known to exist and where other species that potentially could be protected under these statutes. The U.S. Fish and Wildlife Service or the National Marine Fisheries Service may designate critical habitat that it believes is necessary for survival of a threatened or endangered species. A critical habitat designation could result in further material restrictions to federal land use and may materially delay or prohibit access to protected areas for oil and natural gas development. These statutes may result in operating restrictions or a temporary, seasonal or permanent ban in affected areas.

Hazardous Substances and Waste Management. The Resource Conservation and Recovery Act (“RCRA”) generally regulates the disposal of solid and hazardous wastes and imposes certain environmental cleanup obligations. Although RCRA specifically excludes from the definition of hazardous waste “drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal energy,” the EPA and state agencies may regulate these wastes as solid wastes. A loss of the RCRA exclusion for drilling fluids, produced waters and related wastes could result in increased costs to manage and dispose of generated wastes. Also, ordinary industrial wastes, such as paint wastes, waste solvents, laboratory wastes and waste oils, may be regulated as hazardous waste.

Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”). CERCLA and comparable state laws impose liability, without regard to fault or the legality of the original conduct, on persons that are considered to have contributed to the release of a “hazardous substance” into the environment. Such “responsible persons” may be subject to joint and several liability under CERCLA for the costs of cleaning up the hazardous substances that have been released into the environment and for damages to natural resources. Further, it is not uncommon for coastal landowners or other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment.

Air Emissions. The CAA and comparable state statutes restrict the emission of air pollutants and affect both onshore and offshore oil and natural gas operations. New facilities may be required to obtain separate construction and operating permits before construction work can begin or operations may start, and existing facilities may be required to incur capital costs in order to remain in compliance. Also, the EPA has developed, and continues to develop, more stringent regulations governing emissions of toxic air pollutants, and is considering the regulation of additional air pollutants and air pollutant parameters. For example, in October 2015, the EPA lowered the National Ambient Air Quality Standard (“NAAQS”) for ozone from 75 to 70 parts per billion, and the agency completed attainment/non-attainment designations in July 2018. State implementation of the revised NAAQS could result in stricter permitting requirements, delay or prohibit our ability to obtain such permits, and result in increased expenditures for pollution control equipment, the costs of which could be significant.

Worker Health and Safety. The Occupational Safety and Health Act (“OSHA”) and comparable state statutes regulate the protection of the health and safety of workers. The OSHA hazard communication standard requires maintenance of information about hazardous materials used or produced in operations and provision of such information to employees. Other OSHA standards regulate specific worker safety aspects of our operations. Failure to comply with OSHA requirements can lead to the imposition of penalties.

Climate Change. The threat of climate change continues to attract considerable attention in the United States and in foreign countries. Numerous proposals have been made and could continue to be made at the international, national, regional and state levels of government to monitor and limit existing emissions of greenhouse gasses (“GHGs”) as well as to restrict or eliminate such future emissions. As a result, our oil and natural gas exploration and production operations are subject to a series of regulatory, political, litigation, and financial risks associated with the production and processing of fossil fuels and emission of GHGs. For more information, see the risks discussed in the section entitled “Risk Factors” in Talos’ filings with the SEC.

Environmental Regulation in Shallow Waters Off the Coast of Mexico. Our operations on oil and natural gas blocks in shallow waters off the coast of Mexico’s Veracruz and Tabasco states, and in other Mexican offshore areas where we are assessing other exploration opportunities, are subject to regulation by the Mexican National Agency of Industrial Safety and Environmental Protection of the Hydrocarbons Sector (“ASEA”). We must obtain ASEA-issued permits and comply with ASEA regulations governing hydrocarbon activities, including requirements for environmental impact and risk assessments, industrial safety, waste management, water and air emissions, operational security, and facility decommissioning. Failure to comply with applicable laws and regulations can result in the imposition of monetary penalties, revocation of permits, suspension of operations, and ordered decommissioning of offshore facilities and systems. The laws and regulations governing the protection of health, safety, and the environment from activities in the Mexican energy sector are relatively new, having been significantly reformed in 2013 and 2014, and the legal regulatory framework continues to evolve as ASEA and other Mexican regulatory bodies issue new regulations and guidance. Such regulations are subject to change, and it is possible that ASEA or other Mexican regulatory bodies may impose new or revised requirements that could increase our operating costs and/or capital expenditures for operations in Mexican offshore waters.

Under the PSCs, we are jointly and severally liable, along with Sierra Oil and Gas S. de R.L. de C.V. (“Sierra”) and Premier Oil Plc (“Premier”), for the performance of all obligations under the PSCs, including exploration, appraisal, extraction, and abandonment activities and compliance with all environmental regulations, and failure to perform such obligations could result in contractual recession of the PSCs.

Federal Regulation of Sales and Transportation of Natural Gas

Our sales of natural gas are affected directly or indirectly by the availability, terms and cost of natural gas transportation. The prices and terms for access to pipeline transportation of natural gas are subject to extensive federal and state regulation. The transportation and sale for resale of natural gas in interstate commerce is regulated primarily under the Natural Gas Act of 1938 (“NGA”) and the Natural Gas Policy Act of 1978 (“NGPA”) and by regulations and orders promulgated under the NGA and/or NGPA by the Federal Energy Regulatory Commission (“FERC”). In certain limited circumstances, intrastate transportation and wholesale sales of natural gas may also be affected directly or indirectly by laws enacted by the United States Congress and by FERC regulations. However, certain offshore gathering and transportation services we rely upon are subject to limited FERC regulation and are regulated by the states.

Pursuant to authority delegated to it by the Energy Policy Act of 2005 (“EPAct 2005”), the FERC promulgated anti-manipulation regulations establishing violation enforcement mechanisms that make it unlawful for any entity, directly or indirectly, in connection with the purchase or sale of natural gas or the purchase or sale of transportation services subject to the jurisdiction of FERC to (i) use or employ any device, scheme or artifice to defraud, (ii) make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon any entity. The EPAct 2005 also amended the NGA and the NGPA to give FERC authority to impose civil penalties for violations of these statutes and regulations, up to $1,269,500 per violation, per day for 2019 (this amount is adjusted annually for inflation). The FERC may also order disgorgement of profits and corrective action. The anti-market manipulation rule does not apply to activities that relate only to intrastate or other non-jurisdictional sales or gathering, but does apply to activities of natural gas pipelines and storage companies that provide interstate services, as well as otherwise non-jurisdictional entities to the extent the activities are conducted “in connection with” natural gas sales, purchases or transportation subject to FERC jurisdiction, which includes annual reporting requirements for entities that purchase or sell a certain volume of natural gas in a given calendar year. We believe, however, that neither the EPAct 2005 nor the regulations promulgated by FERC as a result of the EPAct 2005 will affect us in a way that materially differs from the way they affect other natural gas producers, gatherers and marketers with which we compete.

Our sales of oil and natural gas are also subject to market manipulation and anti-disruptive requirements under the Commodity Exchange Act (“CEA”) as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and regulations promulgated thereunder by the U.S. Commodity Futures Trading Commission (“CFTC”). The CFTC prohibits any person from manipulating or attempting to manipulate the price of any commodity in interstate commerce or futures on such commodity. The CEA also prohibits knowingly delivering or causing to be delivered false or misleading or knowingly inaccurate reports concerning market information or conditions that affect or tend to affect the price of a commodity.

The current statutory and regulatory framework governing interstate natural gas transactions is subject to change in the future, and the nature of such changes is impossible to predict. We cannot predict whether new legislation to regulate natural gas might be proposed, what proposals, if any, might actually be enacted by the United States Congress, the applicable federal agencies, or the various state legislatures, and what effect, if any, the proposals might have on our operations. The natural gas industry historically has been very heavily regulated. In the past, the federal government regulated the prices at which natural gas could be sold. Since 1978, various federal laws have been enacted that have resulted in the complete removal of all price and non-price controls for sales of domestic natural gas sold in “first sales,” which include all of our sales of our own production. However, we are subject to reporting requirements imposed by FERC. There is always some risk, however, that the United States Congress may reenact price controls in the future. Changes in law and to FERC policies and regulations may adversely affect the availability and reliability of firm and/or interruptible transportation service on interstate pipelines or impose additional reporting or other requirements upon our operations, and we cannot predict what future action the FERC will take. Therefore, there is no assurance that the current regulatory approach recently pursued by the FERC and the United States Congress will continue. We do not believe, however, that any regulatory changes will affect us in a way that materially differs from the way they will affect other natural gas producers, gatherers and marketers with which we compete.

Federal Regulation of Sales and Transportation of Crude Oil

The FERC regulates the interstate pipeline of crude oil, petroleum products, and other liquids, such as NGLs. Our sales of crude oil and condensate are currently not regulated and are made at negotiated prices. There is always some risk, however, that the United States Congress may reenact crude oil, petroleum products and NGL price controls in the future. We cannot predict whether new legislation to regulate crude oil, or the prices charged for crude oil might be proposed, what proposals, if any, might actually be enacted by the United States Congress or the various state legislatures and what effect, if any, the proposals might have on our operations. Additionally, such sales may be subject to certain state, and potentially federal, reporting requirements.

Our ability to transport and sell such products is dependent on pipelines whose rates, terms and conditions of service are subject to FERC jurisdiction under the ICA, and intrastate oil pipeline transportation rates are subject to regulation by state regulatory commissions. Certain regulations implemented by the FERC in recent years and certain pending rulemaking and other proceedings could result in an increase in the cost of transportation service on certain petroleum products pipelines. The basis for intrastate oil pipeline regulation, and the degree of regulatory oversight and scrutiny given to intrastate oil pipeline rates, varies from state to state. We do not believe, however, that any regulatory changes will affect us in a way that materially differs from the way they will affect other crude oil and condensate producers with which we compete.

Further, interstate and intrastate common carrier oil pipelines must provide service on a non-discriminatory basis. Under this open access standard, common carriers must offer service to all shippers requesting service on the same terms and under the same rates. When oil pipelines operate at full capacity, access is governed by prorationing provisions set forth in the pipelines’ published tariffs. Accordingly, we believe that access to oil pipeline transportation services generally will be available to us to the same extent as to other crude oil and condensate producers with which we compete.

Our SP 49 Pipeline LLC system is subject to regulation by FERC under the ICA, the Energy Policy Act of 1992, and the rules and orders promulgated thereunder. The Interstate Commerce Act (“ICA”) requires that tariff rates for liquids pipelines, which include both crude oil pipelines and refined products pipelines, be just and reasonable and non-discriminatory. FERC-regulated liquids pipelines, including SP 49 Pipeline LLC, typically use the FERC indexing methodology to change its rates. The FERC, however, retained cost-of-service ratemaking, market-based rates and settlement rates as alternatives to the indexing approach that may be used in certain specified circumstances. The FERC reviews the index formula every five years. Effective July 1, 2016, the annual index adjustment for the five-year period ending June 30, 2021, will equal the producer price index for finished goods for the applicable year plus an adjustment factor of 1.23%. Pipelines may raise their rates to the rate ceiling level generated by application of the annual index adjustment factor each year; however, a shipper may challenge such increase if the increase in the pipeline’s rates was substantially in excess of the actual cost increases incurred by the pipeline during the relevant year. Because the indexing methodology for the next five-year period is tied to an inflation index and is not based on pipeline-specific costs, the indexing methodology could hamper our ability to recover cost increases. On March 15, 2018, FERC issued a Revised Policy Statement on Treatment of Income Taxes (“Revised Policy Statement”) stating, among other things, that with respect to oil and refined products pipelines subject to FERC jurisdiction, the impacts of the Revised Policy Statement and the Tax Cuts and Jobs Act of 2017 on the costs of FERC-regulated oil and NGL pipelines will be reflected in FERC’s next five-year review of the oil pipeline index, which will generate the index level to be effective July 1, 2021. FERC’s establishment of a just and reasonable rate, including the determination of the appropriate oil pipeline index, is based on many components, and tax-related changes will affect two such components, the allowance for income taxes and the amount for accumulated deferred income taxes, while other pipeline costs also will continue to affect FERC’s determination of the appropriate pipeline index. Accordingly, depending on FERC’s application of its indexing rate methodology for the next five-year term of index rates, the Revised Policy Statement and tax effects related to the Tax Cuts and Jobs Act of 2017 may impact our revenues associated with any transportation services we may provide pursuant to cost-of-service based rates in the future, including indexed rates.

FERC historically has not investigated rates of liquids pipelines on its own initiative when those rates have not been the subject of a protest or complaint by a shipper. FERC issued an Advance Notice of Proposed Rulemaking on October 20, 2016, that addressed issues related to FERC’s indexing methodology and liquids pipeline reporting practices. If implemented, the proposals in this rulemaking could affect the profitability of certain liquids pipelines.

We have an undivided interest in a pipeline owned by CKB Petroleum, Inc. that is subject to FERC jurisdiction under the ICA, but FERC has granted us a temporary waiver of the filing and reporting requirements. This pipeline is still subject to FERC’s jurisdiction under the ICA and is still subject to the other requirements of the ICA. If the facts upon which the waiver was granted change materially, we are required to inform the FERC, which may result in revocation of the waiver. If conditions change such that the pipeline no longer qualifies for a waiver, we may be subject to regulation by FERC of the rates, terms, and conditions of service on the CKB Petroleum, Inc. pipeline, however these burdens generally would not affect us any differently or to any greater or lesser extent than they affect others in our industry with similar pipelines.

The FERC also implements the OCSLA pertaining to transportation and pipeline issues, which requires that all pipelines operating on or across the OCS provide nondiscriminatory transportation service. We own and operate pipelines that are located in the OCS and are subject to the non-discrimination requirements in the OCSLA.

Employees

We had 417 employees as of September 30, 2019.

INFORMATION ABOUT THE TARGET ASSETS

Overview

As of December 31, 2018, the ILX Target Entities and the Castex Target Entities (collectively, the “Acquired Entities”) held combined assets (referred to herein as the “Target Assets”) consisting of interests in 131 gross non-operated producing wells (23 net producing wells) on 493,541 gross (56,013 net) total acres primarily in the shelf and deepwater of the U.S. Gulf of Mexico. For the year ended December 31, 2018, approximately 63%, 29% and 8% of production from the Target Assets was attributable to oil, natural gas and NGLs, respectively.

Background of the Target Assets

An affiliate of Riverstone Holdings formed ILX Holdings, ILX Holdings II and ILX Holdings III beginning in July 2010 for the purpose of holding interests in U.S. Gulf of Mexico producing oil and gas assets or exploration prospects and acreage, or both. GOME 1271 was formed in July 2011 by Lehman Commercial Paper, Inc. for the purpose of holding interests in U.S. Gulf of Mexico producing oil and gas assets and exploration prospects and acreage, as well as certain Louisiana offshore and onshore oil and gas assets, and, through a series of transactions, became a wholly owned subsidiary of Castex 2014, an affiliate of Riverstone Holdings. Dorado Deep was formed in January 2010 by Castex Energy, Inc. for the purpose of holding interests in U.S. Gulf of Mexico producing oil and gas assets and exploration prospects and acreage, as well as certain Louisiana offshore and onshore oil and gas assets, and, through a series of transactions, became a wholly owned subsidiary of Castex 2016, an affiliate of Castex Energy, Inc.

The Target Assets consist of all of the Acquired Entities’ collective rights, title and interest in certain oil and natural gas assets located primarily in the state and federal waters in the U.S. Gulf of Mexico and onshore Louisiana. As of September 30, 2019, the core properties of the Target Assets were as follows:

Summary of Reserves

As of December 31, 2018, the Target Assets contained an aggregate 46.2 MMBoe of estimated proved reserves consisting of 30.3 MMBoe (66%) from the ILX Target Entities and 15.9 MMBoe (34%) from the Castex

Target Entities. Estimates of proved reserves for the ILX Target Entities as of December 31, 2018 were independently prepared by Netherland, Sewell & Associates, Inc. (“NSAI”), a worldwide leader of petroleum property analysis for the industry and financial organizations and government agencies. Estimates of proved reserves for the Castex Target Entities were estimated and compiled for reporting purposes by reservoir engineers of the Castex Sellers. As of December 31, 2018, the proved reserves of the Target Assets were 60% oil and NGLs and 40% natural gas. The following table provides summary information regarding the estimated proved reserves data of the Target Assets as of December 31, 2018:

	Summary of Proved Reserves(1)(2)
	Oil (MBbls)	Natural Gas (MMcf)(3)	NGL (MBbls)	MBoe	Percent of Total Proved
December 31, 2018
Proved Developed Producing	11,349	46,307	1,398	20,466	44%
Proved Developed Non-Producing	5,945	41,286	1,034	13,860	30%

Total Proved Developed	17,294	87,593	2,433	34,326	74%
Proved Undeveloped	6,264	24,405	1,515	11,847	26%

Total Proved	23,558	111,998	3,948	46,172

(1)

The estimated net proved reserves as of December 31, 2018 were determined using average first-dayof-the-month prices for the prior 12 months in accordance with SEC rules. For the ILX Target Entities’ oil and NGL volumes, the average LLS posted price of $70.45 per Bbl as of December 31, 2018. After adjusting for quality, transportation fees and a regional price differential. After adjustments, ILX Holdings used $66.94 per Bbl of oil, $2.38 per Mcf of natural gas and $24.04 per Bbl of NGLs. ILX Holdings II used $65.70 per Bbl of oil, $2.95 per Mcf of natural gas and $23.82 per Bbl of NGLs. Castex 2014 used $66.31 per Bbl of oil and $3.08 per Mcf of natural gas. Castex 2016 used $65.63 per Bbl of oil and $3.09 per Mcf of natural gas.

(2)	The reserves presented exclude reserves from ILX Holdings II’s Katmai Field which was excluded from the Transactions.
(3)	Estimated proved reserves for NGL volumes are presented as Natural Gas in MMcf for the Castex Target Entities.

Reserve Data

Preparation of Reserve Estimates

Proved reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible, from a given date forward, from known reservoirs, and under existing economic conditions, operating methods and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (“EUR”) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease. The technical and economic data used in the estimation of the proved reserves include, but are not limited to, well logs, geologic maps, well-test data, production data (including flow rates), well data (including lateral lengths), historical price and cost information, and property ownership interests. The proved developed reserves and EURs per well are estimated using performance and volumetric analyses. The estimates of the proved developed reserves and EURs for each developed well are used to estimate the proved undeveloped reserves for each proved undeveloped location (utilizing type curves, statistical analysis, and analogy).

There were no proved reserves assigned to the ILX III Target Entities as the assets to be acquired consisted of certain primary term acreage and prospects of ILX Holdings III, which were undrilled and undeveloped as of December 31, 2018. Estimates of proved reserves for the ILX and ILX II Target Entities as of December 31, 2018 totaling 30.3 MMBoe and representing 66% of the reserves acquired in the Transactions were independently prepared by NSAI, a worldwide leader of petroleum property analysis for the industry and financial organizations and government agencies. NSAI was founded in 1961 and performs consulting petroleum engineering services under the Texas Board of Professional Engineers Registration No. F-2699. John R. Cliver, a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2009 and has over 5 years of prior industry experience. Shane M. Howell, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 2005 and has over 7 years of prior industry experience. Copies of the reserve reports prepared by NSAI are attached to this Information Statement as Annex H and Annex I.

Estimates of proved reserves for the Castex Target Entities as of December 31, 2018 totaling 15.9 MMBoe and representing 34% of the reserves acquired in the Transactions were estimated and compiled for reporting purposes by reservoir engineers of the Castex Sellers, and are based on evaluations prepared based on internal management estimates and definitions and guidelines established by the SEC.

Development of Proved Undeveloped Reserves

As of December 31, 2018, the Target Assets contained 11,847 MMBoe of PUD reserves, consisting of 6,264 MBbls of oil, 24,405 MMcf of natural gas and 1,515 MBbls of NGLs. None of the PUD reserves related to the Target Assets as of December 31, 2018 are scheduled to be developed on a date more than five (5) years from the date the reserves were initially booked to PUD reserves. PUD reserves will be converted from undeveloped to developed as the applicable wells begin production. Future development costs associated with PUD reserves at December 31, 2018 totaled approximately $76.0 million. During 2018, ILX Holdings, ILX Holdings II and the Castex Sellers incurred $27.4 million in converting PUD reserves to proved develop reserves.

The following table summarizes the changes in the estimated PUD reserves of the Target Assets on a combined basis during the year ended December 31, 2018.

	Oil, Natural Gas and NGLs	Future Development Costs
	(MBoe)	(in thousands)
Proved undeveloped reserves at December 31, 2017 (MBoe)	17,232	$133,366
Conversions into proved developed reserves	(5,449)	(27,421)
Extensions and discoveries	2,702	21,506
Acquisitions	361	2,510
Revisions of estimates	(2,999)	(53,934)

Proved undeveloped reserves at December 31, 2018 (MBoe)	11,847	$76,027

PUD reserves changed during 2018 are primarily a result of the following significant factors:

•	PUD conversion: conversion of 5,449 MBoe of proved undeveloped reserves to proved developed reserves during 2018 were primarily attributable to (a) the completion and achievement of production from the Caddis, Claiborne and Crown and Anchor project, which commenced production during 2018, (b) the completion of a dual zone well in the Beta Project and (c) the completion and achievement of production from the new zone in the Otis Project in 2018. The Otis Project, which was shut-in in fourth quarter 2017 due to water production, was sidetracked to access additional reserves in a second zone;

•	Extension and discoveries: extensions and discoveries during 2018 were primarily due to successful drilling of additional wells from the Diller and Odd Job projects; and

•	Revisions and estimates primarily due to negative revisions in Main Pass 270 as a result of new data obtained from drilling a well in 2018 and lease expirations at South Pelto Block 18.

For additional information, see the section entitled “Supplemental Oil and Gas Reserve Information (Unaudited)” included in the financial statements of the Sellers included elsewhere in this Information Statement.

Internal Controls

Reserve engineering is and must be recognized as a subjective process of estimating volumes of economically recoverable oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation. As a result, the estimates of different engineers often vary. In addition, the results of drilling, testing and production may justify revisions of such estimates. Accordingly, reserve estimates often differ from the quantities of oil, natural gas and NGL that are ultimately recovered. Estimates of economically recoverable oil, natural gas and NGL and of future net revenues are based on a number of variables and assumptions, all of which may vary from actual results, including geologic interpretation, prices and future production rates and costs.

The proved oil and natural gas reserves estimates for the ILX I and ILX II Target Entities are prepared in accordance with Ridgewood’s internal control procedures over reserves estimation. Such control procedures include: 1) verification of input data that is provided to an independent petroleum engineering firm, 2) engagement of well-qualified and independent reservoir engineers for preparation of the reserves reports annually in accordance with SEC reserves estimation guidelines, and 3) a review of the reserves estimate by third-party independent petroleum engineering firm. The primary technical person in charge of overseeing the reserve estimates of the ILX I and ILX II Target Entities is an employee of Ridgewood, who has a B.S. degree in Petroleum Engineering and is a member of the Society of Petroleum Engineers, the Association of American Drilling Engineers and the American Petroleum Institute. With over thirty years of industry experience, he is currently responsible for the reserve reporting, engineering and economic evaluation of exploration and development opportunities, and the oversight of drilling and production operations.

The proved oil and natural gas reserves estimates for the Castex Entities are prepared in accordance with the Castex Seller’s internal control procedures over reserves estimation which includes the engagement of well-qualified geologists and reservoir engineers who integrate geological, geophysical, engineering and economic data to produce high quality reserve estimates and economic forecasts. The process for the reserve reports was supervised by Mark Johnson, Vice President Reservoir Engineering. Mark Johnson, Vice President Reservoir Engineering, who joined the Castex Sellers in 2005, is the technical person primarily responsible for overseeing the preparation of the internal reserve estimates of the Castex Target Entities. Mr. Johnson has over 40 years of industry experience and held positions of increasing responsibility as a reserves evaluator or manager. Mr. Johnson is a registered Professional Engineer with the State of Texas and holds a Bachelor of Science in Mechanical Engineering from Arizona State University.

Drilling Activities

The following table describes new development and exploratory wells drilled on the Target Assets during the years ended December 31, 2018, 2017 and 2016. The information should not be considered indicative of future performance, nor should it be assumed that there is necessarily any correlation among the number of productive wells drilled, quantities of reserves found or economic value. A dry well is a well that proves to be incapable of producing either oil or gas in sufficient quantities to justify completion. A productive well is a well that is not a dry well.

	Year Ended December 31,
	2018		2017		2016
	Gross	Net	Gross	Net	Gross	Net
Development wells:
Productive	4.00	0.42	3.00	0.38	2.00	0.24
Dry	—	—	—	—	—	—
Exploratory wells:
Productive	4.00	0.84	7.00	2.06	3.00	0.39
Dry	2.00	0.65	2.00	0.34	—	—

Productive Wells

The number of productive wells for the Target Assets is as follows.

	Oil		Natural Gas
	Gross	Net	Gross	Net
December 31, 2018	64	13	67	10

Acreage

Gross and net developed and undeveloped acreage for the Target Assets is as follows:

	Developed Acres		Undeveloped Acres		Total Acres
	Gross	Net	Gross	Net	Gross	Net
December 31, 2018	493,541	56,013	350,062	70,078	843,603	126,091

Undeveloped Acreage Expirations

The following table sets forth the number of total net undeveloped acres as of December 31, 2018 across the Target Assets that will expire in 2019, 2020, 2021, 2022, 2023 and thereafter, unless production is established within the spacing units covering the acreage prior to the expiration dates or unless such leasehold rights are extended or renewed.

	Undeveloped Acreage
	Gross	Net
2019	—	—
2020	46,392	9,043
2021	67,164	11,621
2022	33,706	5,645
2023 and beyond	202,800	43,769

Total	350,062	70,078

Production, Revenue and Price History

For a description of the historical production, revenues, average sales prices and unit costs of the Target Assets, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers — Results of Operations.”

The following tables summarize the average net production and average sales prices by product of the Target Assets for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31,
	2018	2017	2016
Production Volumes:
Crude oil (MBbls)	3,223	3,360	2,830
Natural gas (MMcf)	8,925	8,726	5,603
NGLs (MBbls)	437	603	249
Total (MBoe)(1)	5,148	5,417	4,013
Percent of Boe from crude oil	63%	62%	71%
Average Sales Price (excluding commodity derivatives)(2):
Crude oil (per Bbl)	$66.20	$49.95	$40.15
Natural gas (per Mcf)	$3.24	$3.07	$2.75
NGLs (per Bbl)	$30.58	$22.35	$8.38
Total (per Boe)(1)	$49.67	$38.41	$32.68
Average Production Costs per Boe(1)	$11.04	$10.13	$18.70

(1)

One Boe is equal to six Mcf of natural gas or one Bbl of oil or NGLs based on an approximately energy equivalency. This is an energy content correlation and does not reflect a value or price relationship between the commodities.

(2)	Talos is not acquiring any of the Sellers’ derivative contracts in commodities with the Transactions.

Crude Oil, Natural Gas and NGL Production, Prices and Production Costs — Significant Fields

Marmalard Field

The following table sets forth certain information regarding the production volumes, average sales price and average production costs for the Marmalard Field, located in Mississippi Canyon blocks 255, 299, 300 and 301, which consisted of 15% or more of the Target Assets’ total estimated proved reserves at December 31, 2018.

	Year Ended December 31,
	2018	2017	2016
Production Volumes:
Crude oil (MBbls)	735	1,053	1,129
Natural gas (MMcf)	1,502	1,994	2,193
NGLs (MBbls)	148	202	102
Total (MBoe)(1)	1,133	1,587	1,596
Percent of Boe from crude oil	65%	66%	71%
Average Sales Price (excluding commodity derivatives)(2):
Crude oil (per Bbl)	$69.37	$51.87	$41.70
Natural gas (per Mcf)	$3.05	$3.17	$2.69
NGLs (per Bbl)	$26.55	$20.71	$8.14
Total (per Boe)(1)	$52.52	$41.03	$33.70
Average Production Costs per Boe(1)	$10.95	$9.82	$19.26

(1)

One Boe is equal to six Mcf of natural gas or one Bbl of oil or NGLs based on an approximately energy equivalency. This is an energy content correlation and does not reflect a value or price relationship between the commodities.

(2)	Talos is not acquiring any of the Sellers derivative contracts in commodities with the Transactions.

Delivery Commitments

There are no material commitments to deliver a fixed and determinable quantity of oil or natural gas production from the Target Assets to customers in the near future under existing contracts.

Operations

Marketing and Customers

Oil and natural gas companies spend capital on exploration, drilling and production operations expenditures, the amount of which is generally dependent on the prevailing view of future oil and natural gas prices which are subject to many external factors which may contribute to significant volatility in future prices. Substantially all of the oil, natural gas and NGL production from the ILX Target Entities are marketed by Ridgewood and substantially all of the oil, natural gas and NGL production from the Castex Target Entities are marketed by operated partners. Customers consist primarily of major oil and gas companies, well-established oil and pipeline companies and independent oil and natural gas producers and suppliers. For the year ended December 31, 2018, 54.5% of revenues were attributable to Shell Trading (US) Company and 15.5% to Chevron Product Company, and 10.2% to North America Funding Co. which are the customers that individually represented 10% or more of the Sellers’ oil, natural gas and NGL revenues.

Title to Properties

The Sellers believe that they have satisfactory title to their oil and natural gas properties in accordance with generally accepted industry standards. Individual properties may be subject to burdens such as royalty, overriding royalty, and carried, net profits, working and other outstanding interests customary in the industry. In addition, interests may be subject to obligations or duties under applicable laws or burdens such as production payments, ordinary course liens incidental to operating agreements and for current taxes and development obligations under oil and natural gas leases. As is customary in the industry in the case of undeveloped properties, often limited investigation of record title is made at the time of acquisition. Title search investigations are made prior to the consummation of an acquisition of producing properties and before commencement of drilling operations on undeveloped properties. To the extent title opinions or other investigations reflect defects affecting such undeveloped properties, the Sellers are typically responsible for curing any such title defects at their expense.

Competition

The oil and natural gas industry is intensely competitive and the Sellers compete with other companies that have greater resources. Many of these companies not only explore for and produce oil and natural gas, but also carry on midstream and refining operations and market petroleum and other products on a regional, national or worldwide basis. These companies may be able to pay more for productive oil and natural gas properties and exploratory prospects or to define, evaluate, bid for and purchase a greater number of properties and prospects than the Sellers’ financial or human resources permit. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. The Sellers’ larger or more integrated competitors may be able to absorb the burden of existing, and any changes to, federal, state and local laws and regulations more easily than the Sellers can, which would adversely affect the Sellers’ competitive position, as applicable. The Sellers’ ability to acquire additional properties and to discover reserves in the future will be dependent upon its ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment.

There is also competition between oil and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the governments of the United States and the jurisdictions in which the Sellers operate. It is not possible to predict the nature of any such legislation or regulation which may ultimately be adopted or its effects upon the Sellers’ future operations as related to the Target Assets. Such laws and regulations may substantially increase the costs of developing oil and natural gas and may prevent or delay the commencement or continuation of a given operation. The Sellers’ larger competitors may be able to absorb the burden of existing, and any changes to, federal, state and local laws and regulations more easily than the Sellers can, which would adversely affect the Sellers’ competitive positions, as applicable.

Seasonality of Business

Weather conditions can affect the demand for, and prices of, oil and natural gas. Demand for natural gas is typically higher in the fourth and first quarters resulting in higher prices while the demand for oil is typically higher during the second and third quarters. Due to these seasonal fluctuations, results of operations for individual quarterly periods may not be indicative of the results that may be realized on an annual basis.

Government Regulation

Exploration and development and the production and sale of oil, natural gas and NGLs are subject to extensive federal, state, local and foreign regulations. An overview of these regulations is set forth below. The Sellers do not believe that compliance with existing requirements will have a material adverse effect on their financial position, results of operations or cash flows. However, current regulatory requirements may change, currently unforeseen environmental incidents may occur or past non-compliance with environmental laws or regulations may be discovered. Because such rules and regulations are frequently amended or reinterpreted, the Sellers are unable to predict the future cost or impact of complying with such laws. Although the regulatory burden on the oil and natural gas industry increases the cost of doing business and, consequently, affects profitability, these burdens generally do not affect the Sellers any differently or to any greater or lesser extent than they affect others in their industry with similar types, quantities and locations of production.

General Overview

The Sellers’ oil and natural gas operations are subject to various federal, state, local and foreign laws and regulations. Generally speaking, these regulations relate to matters that include, but are not limited to:

•	location of wells;

•	size of drilling and spacing units or proration units;

•	number of wells that may be drilled in a unit;

•	unitization or pooling of oil and natural gas properties;

•	drilling and casing of wells;

•	issuance of permits in connection with exploration, drilling and production;

•	well production;

•	spill prevention plans;

•	protection of private and public surface and ground water supplies;

•	emissions permitting or limitations;

•	protection of endangered species;

•	use, transportation, storage and disposal of fluids and materials incidental to oil and natural gas operations;

•	surface usage and the restoration of properties upon which wells have been drilled;

•	calculation and disbursement of royalty payments and production taxes;

•	requirements for the posting of supplemental bonds or providing other forms of financial assurance for plugging and abandoning obligations;

•	plugging and abandoning of wells; and

•	transportation of production.

OCS Regulation. The Sellers’ operations on federal oil and natural gas leases in the Gulf of Mexico are subject to regulation by the BSEE and the BOEM, both agencies of the DOI. These leases contain relatively standardized terms and require compliance with detailed BSEE and BOEM regulations and orders issued pursuant to various federal laws, including the OCSLA. These laws and regulations are subject to change, and many new requirements, including those related to safety, permitting and performance, were imposed by BSEE and BOEM subsequent to the 2010 Deepwater Horizon incident. For offshore operations, lessees must obtain BOEM approval for exploration, development and production plans prior to the commencement of such operations. In addition to permits required from other agencies such as the EPA, lessees must obtain a permit from BSEE prior to the commencement of drilling and comply with regulations governing, among other things, engineering and construction specifications for production facilities, safety procedures, plugging and abandoning of wells on the OCS, calculation of royalty payments and the valuation of production for this purpose, and removal of facilities.

These rules are frequently subject to change. For example, in 2016, BSEE published a final rule on well control that, among other things, imposes rigorous standards relating to the design, operation and maintenance of blow-out preventers, real-time monitoring of deepwater, high temperature, high pressure drilling activities, and enhanced reporting requirements. Pursuant to President Trump’s Executive Orders, BSEE initiated a review of the well control regulations to determine whether the rules are consistent with the stated policy of encouraging energy exploration and production, while ensuring that any such activity is safe and environmentally responsible. In October 2017, BSEE announced, in a report published by the DOI, that it is considering several revisions to the regulations and that it is in the process of determining the most effective way to engage stakeholders in the process. In another example, the BSEE published a final rule in September 2018 amending its production safety systems regulations, which includes the imposition of operational and design standards and the removal of the requirement of offshore operators to certify through an independent third party that their critical safety and pollution prevention equipment (e.g. subsea safety equipment, including blowout preventers) is operational and functioning as designed in the most extreme conditions.

In a third example, BOEM published a proposed rule in April 2016 that would update existing air emissions requirements relating to offshore oil and natural gas activity on the OCS. BOEM regulates these air emissions in connection with its review of exploration and development plans, ROWs and RUEs applications. The proposed rule would bolster existing air emissions requirements by, among other things, requiring the reporting and tracking of the emissions of all pollutants defined by the EPA to affect human health and public welfare. Pursuant to the Executive Orders, BOEM is reviewing the proposed air quality rule. In October 2017, the DOI announced that it is currently reviewing recommendations on how to proceed, including promulgating final rules for certain necessary provisions and issuing a new proposed rule that may withdraw certain provisions and seek additional input on others.

Compliance with new and future regulations could result in significant costs, including increased capital expenditures and operating costs, and could adversely impact the Sellers’ business. In addition, under certain circumstances, BSEE may require the Sellers’ operations on federal leases to be suspended or terminated. Any such suspension or termination could adversely affect the Sellers’ financial condition and operations.

Furthermore, hurricanes in the Gulf of Mexico can have a significant impact on oil and natural gas operations. The effects from past hurricanes have included structural damage to fixed production facilities, semi- submersibles and jack-up drilling rigs. BOEM and BSEE continue to be concerned about the loss of these facilities and rigs as well as the potential for catastrophic damage to key infrastructure and the resultant pollution from future storms. In an effort to reduce the potential for future damage, BOEM and BSEE have periodically issued guidance aimed at improving platform survivability by taking into account environmental and oceanic conditions in the design of platforms and related structures. It is possible that similar, if not more stringent, requirements will be issued by BOEM and BSEE for future hurricane seasons. New requirements, if any, could increase the Sellers’ operating costs and/or capital expenditures.

In addition, in order to cover the various decommissioning obligations of lessees on the OCS, BOEM generally requires that lessees post some form of acceptable financial assurances that such obligations will be met, such as surety bonds. The cost of such bonds or other financial assurance can be substantial, and the Sellers can provide no assurance that they can continue to obtain bonds or other surety in all cases. For example, in the 2016 NTL, BOEM announced updated financial assurance and risk management requirements for offshore leases. The 2016 NTL details procedures to determine a lessee’s ability to carry out its lease obligations — primarily the decommissioning of facilities — and whether to require lessees to furnish additional financial assurance to meet BOEM’s estimate of the lessees decommissioning obligations. The 2016 NTL supersedes the agency’s prior practice of allowing operators of a certain net worth to waive the need for supplemental bonds and provides updated criteria for determining a lessee’s ability to self-insure only a small portion of its OCS liabilities based upon the lessee’s financial capacity and financial strength. The 2016 NTL also allows lessees to meet their additional financial security requirements pursuant to an individually approved tailored plan, whereby an operator and BOEM agree to set a timeframe for the posting of additional financial assurances. The 2016 NTL became effective in September 2016, but the BOEM has since extended indefinitely beyond June 30, 2017 the start date for implementation of this NTL, except for certain circumstances where there is a substantial risk of nonperformance of the interest holder’s decommissioning liabilities, so as to provide BOEM with time to review its complex financial assurance program.

The BOEM is continuing to review and reconsider its financial assurance program and thus the amounts of any financial assurance that may be demanded by the agency is uncertain at this time. Notwithstanding the 2016 NTL, BOEM may also bolster its financial assurance requirements mandated by rule for all companies operating in federal waters. The BOEM could also make new demands for additional financial assurance in material amounts in the event the agency chooses to implement the 2016 NTL. Such demands could exceed the Sellers’ ability to provide any additional financial assurance that may be required by BOEM in the future. The future cost of compliance with the Sellers’ existing supplemental bonding requirements, including the obligations imposed upon the Sellers as a result of the 2016 NTL, to the extent implemented, as well as any other future BOEM directives, or any other changes to BOEM’s rules applicable to the Sellers or the Sellers’ subsidiaries’ properties, could materially and adversely affect their financial condition, cash flows and results of operations.

Environmental Regulations

The Sellers are subject to various federal, state, local and foreign regulations concerning occupational safety and health as well as the discharge of materials into, and the protection of, the environment. Environmental laws and regulations relate to, among other things:

•	assessing the environmental impact of seismic acquisition, drilling or construction activities;

•	the generation, storage, transportation and disposal of waste materials;

•	the emission of certain gases into the atmosphere;

•	the monitoring, abandonment, reclamation and remediation of well and other sites, including sites of former operations;

•	various environmental permitting requirements, such as permits for wastewater discharges;

•	the development of emergency response and spill contingency plans; and

•	protection of private and public surface and ground water supplies.

Based on regulatory trends and increasingly stringent laws, capital expenditures and operating expenses related to the protection of the environment and safety and health compliance have increased over the years and it is possible such expenses will continue to increase. The Sellers cannot predict with any reasonable degree of certainty their future exposure concerning such matters and the cost of compliance could be significant. Failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of remedial obligations, natural resource damages or the issuance of injunctive relief (including orders to cease operations). Both onshore and offshore drilling in certain areas has been opposed by environmental groups and, in certain areas, has been restricted. Moreover, some environmental laws and regulations may impose strict liability, which could subject the Sellers to liability for conduct that was lawful at the time it occurred or conduct or conditions caused by prior operators or third parties. To the extent laws are enacted or other governmental action is taken that prohibits or restricts onshore or offshore drilling or imposes environmental protection requirements that result in increased costs to the oil and gas industry in general, the Sellers’ business and financial results could be adversely affected.

The Sellers expect to continue making expenditures on a regular basis relating to environmental compliance. The Sellers maintain insurance coverage for spills, pollution and certain other environmental risks, although they are not fully insured against all such risks. The Sellers’ insurance coverage provides for the reimbursement of certain costs incurred for the containment and clean-up of materials that may be suddenly and accidentally released in the course of their operations, but such insurance does not fully insure against pollution and similar environmental risks. The Sellers do not anticipate that they will be required under current environmental laws and regulations to expend amounts that will have a material adverse effect on their consolidated financial position or their results of operations. However, since environmental costs and liabilities are inherent in the Sellers’ operations and in the operations of companies engaged in similar businesses and since regulatory requirements frequently change and may become more stringent, there can be no assurance that material costs and liabilities will not be incurred in the future. Such costs may result in increased costs of operations and acquisitions and decreased production.

Water Discharges. Discharges into waters of the United States are limited by the CWA and analogous state laws. The CWA prohibits any discharge of pollutants, including spills and leaks of oil and other substances, into waters of the United States, except in compliance with permits issued by federal and state governmental agencies. These discharge permits also include monitoring and reporting obligations. Failure to comply with the CWA, including discharge limits set by permits issued pursuant to the CWA, may also result in administrative, civil or criminal enforcement actions. Violations of the CWA can result in suspension, debarment or the imposition of statutory disability, each of which prevents companies and individuals from participating in government contracts and receiving some non-procurement government benefits. The CWA also requires the preparation of oil spill response plans and spill prevention, control and countermeasure plans.

Oil Pollution Act. The OPA holds owners and operators of offshore oil production or handling facilities, including the lessee or permittee of the area where an offshore facility is located, strictly liable for the costs of removing oil discharged into waters of the United States and for certain damages from such spills. OPA assigns joint and several strict liability, without regard to fault, to each liable party for all containment and oil removal costs and a variety of public and private damages including, but not limited to, the costs of responding to a release of oil, natural resource damages and economic damages suffered by persons adversely affected by an oil spill. Although defenses exist to the liability imposed by OPA, they are limited. In addition, in January 2018, BOEM raised OPA’s damages liability cap to $137.7 million; however, a party cannot take advantage of liability limits if a spill was caused by gross negligence or willful misconduct, resulted from violation of a federal safety, construction or operating regulation, or if the party failed to report a spill or cooperate fully in the clean-up. OPA also requires responsible parties to maintain evidence of financial responsibility in prescribed amounts. OPA currently requires a minimum financial responsibility demonstration of between $35 million to $150 million for companies operating on the OCS, although BOEM may increase this amount in certain situations. From time to time, the United States Congress has proposed amendments to OPA raising the financial responsibility requirements. If OPA is amended to increase the minimum level of financial responsibility, the Sellers may experience difficulty in providing financial assurances sufficient to comply with this requirement. The Sellers cannot predict at this time whether OPA will be amended or whether the level of financial responsibility required for companies operating on the OCS will be increased. In any event, if an oil discharge or substantial threat of discharge were to occur, the Sellers may be liable for costs and damages, which costs and liabilities could be material to their results of operations and financial position.

National Environmental Policy Act. NEPA requires federal agencies, including the DOI, to consider the impacts their actions have on the human environment, and to prepare detailed statements for major federal actions having the potential to significantly impact the environment. These requirements can lead to additional costs and delays in permitting for operators as the DOI or its bureaus may need to prepare EAs and more detailed EIS’ in support of its leasing and other activities that have the potential to significantly affect the quality of the environment. If the EA indicates that no significant impact is likely, then the agency can release a finding of no significant impact and carry on with the proposed action. Otherwise, the agency must then conduct a full-scale EIS. The NEPA process involves public input through comment. These comments, as well as the agency’s analysis of the proposed project, can result in changes to the nature of a proposed project, such as by limiting the scope of the project or requiring resource-specific mitigation. The adequacy of the agency’s NEPA process can be challenged in federal court by process participants. This process may result in delaying the permitting and development of projects, and result in increased costs.

Endangered Species Act. The ESA restricts activities that may affect federally identified endangered and threatened species or their habitats. Additionally, the MBTA implements various treaties and conventions between the United States and certain other nations for the protection of migratory birds. Under the MBTA, the taking, killing or possessing of migratory birds is unlawful without a permit. The Marine Mammal Protection Act similarly prohibits the taking of marine mammals without authorization. The Sellers conduct operations on oil and natural gas leases in areas where certain species that are protected by the ESA, MBTA and Marine Mammal Protection Act are known to exist and where other species that potentially could be protected under these statutes. The U.S. Fish and Wildlife Service or the National Marine Fisheries Service may designate critical habitat that it believes is necessary for survival of a threatened or endangered species. A critical habitat designation could result in further material restrictions to federal land use and may materially delay or prohibit access to protected areas for oil and natural gas development. These statutes may result in operating restrictions or a temporary, seasonal or permanent ban in affected areas.

Hazardous Substances and Waste Management. The RCRA generally regulates the disposal of solid and hazardous wastes and imposes certain environmental cleanup obligations. Although RCRA specifically excludes from the definition of hazardous waste “drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal energy,” the EPA and state agencies may regulate these wastes as solid wastes. A loss of the RCRA exclusion for drilling fluids, produced waters and related wastes could result in increased costs to manage and dispose of generated wastes. Also, ordinary industrial wastes, such as paint wastes, waste solvents, laboratory wastes and waste oils, may be regulated as hazardous waste.

Comprehensive Environmental Response, Compensation and Liability Act. CERCLA and comparable state laws impose liability, without regard to fault or the legality of the original conduct, on persons that are considered to have contributed to the release of a “hazardous substance” into the environment. Such “responsible persons” may be subject to joint and several liability under CERCLA for the costs of cleaning up the hazardous substances that have been released into the environment and for damages to natural resources. Further, it is not uncommon for coastal landowners or other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment.

Air Emissions. The CAA and comparable state statutes restrict the emission of air pollutants and affect both onshore and offshore oil and natural gas operations. New facilities may be required to obtain separate construction and operating permits before construction work can begin or operations may start, and existing facilities may be required to incur capital costs in order to remain in compliance. Also, the EPA has developed, and continues to develop, more stringent regulations governing emissions of toxic air pollutants, and is considering the regulation of additional air pollutants and air pollutant parameters. For example, in October 2015, the EPA lowered the NAAQS for ozone from 75 to 70 parts per billion, and the agency completed attainment/non-attainment designations in July 2018. State implementation of the revised NAAQS could result in stricter permitting requirements, delay or prohibit the Sellers’ ability to obtain such permits, and result in increased expenditures for pollution control equipment, the costs of which could be significant.

Worker Health and Safety. OSHA and comparable state statutes regulate the protection of the health and safety of workers. The OSHA hazard communication standard requires maintenance of information about hazardous materials used or produced in operations and provision of such information to employees. Other OSHA standards regulate specific worker safety aspects of the Sellers’ operations. Failure to comply with OSHA requirements can lead to the imposition of penalties.

Climate Change. The threat of climate change continues to attract considerable attention in the United States and in foreign countries. Numerous proposals have been made and could continue to be made at the international, national, regional and state levels of government to monitor and limit existing emissions of GHGs as well as to restrict or eliminate such future emissions. As a result, the Sellers’ oil and natural gas exploration and production operations are subject to a series of regulatory, political, litigation, and financial risks associated with the production and processing of fossil fuels and emission of GHGs.

Federal Regulation of Sales and Transportation of Natural Gas

The Sellers’ sales of natural gas are affected directly or indirectly by the availability, terms and cost of natural gas transportation. The prices and terms for access to pipeline transportation of natural gas are subject to extensive federal and state regulation. The transportation and sale for resale of natural gas in interstate commerce is regulated primarily under the NGA and the NGPA and by regulations and orders promulgated under the NGA and/or NGPA by FERC. In certain limited circumstances, intrastate transportation and wholesale sales of natural gas may also be affected directly or indirectly by laws enacted by the United States Congress and by FERC regulations. However, certain offshore gathering and transportation services the Sellers rely upon are subject to limited FERC regulation and are regulated by the states.

Pursuant to authority delegated to it by the EPAct 2005, the FERC promulgated anti-manipulation regulations establishing violation enforcement mechanisms that make it unlawful for any entity, directly or indirectly, in connection with the purchase or sale of natural gas or the purchase or sale of transportation services subject to the jurisdiction of FERC to (i) use or employ any device, scheme or artifice to defraud, (ii) make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon any entity. The EPAct 2005 also amended the NGA and the NGPA to give FERC authority to impose civil penalties for violations of these statutes and regulations, up to $1,269,500 per violation, per day for 2019 (this amount is adjusted annually for inflation). The FERC may also order disgorgement of profits and corrective action. The anti-market manipulation rule does not apply to activities that relate only to intrastate or other non-jurisdictional sales or gathering, but does apply to activities of natural gas pipelines and storage companies that provide interstate services, as well as otherwise non-jurisdictional entities to the extent the activities are conducted “in connection with” natural gas sales, purchases or transportation subject to FERC jurisdiction, which includes annual reporting requirements for entities that purchase or sell a certain volume of natural gas in a given calendar year. The Sellers believe, however, that neither the EPAct 2005 nor the regulations promulgated by FERC as a result of the EPAct 2005 will affect the Sellers in a way that materially differs from the way they affect other natural gas producers, gatherers and marketers with which the Sellers compete.

The Sellers’ sales of oil and natural gas are also subject to market manipulation and anti-disruptive requirements under the CEA as amended by the Dodd-Frank Act, and regulations promulgated thereunder by the

CFTC. The CFTC prohibits any person from manipulating or attempting to manipulate the price of any commodity in interstate commerce or futures on such commodity. The CEA also prohibits knowingly delivering or causing to be delivered false or misleading or knowingly inaccurate reports concerning market information or conditions that affect or tend to affect the price of a commodity.

The current statutory and regulatory framework governing interstate natural gas transactions is subject to change in the future, and the nature of such changes is impossible to predict. The Sellers cannot predict whether new legislation to regulate natural gas might be proposed, what proposals, if any, might actually be enacted by the United States Congress, the applicable federal agencies, or the various state legislatures, and what effect, if any, the proposals might have on their operations. The natural gas industry historically has been very heavily regulated. In the past, the federal government regulated the prices at which natural gas could be sold. Since 1978, various federal laws have been enacted that have resulted in the complete removal of all price and non-price controls for sales of domestic natural gas sold in “first sales,” which include all of the Sellers’ sales of their own production. However, the Sellers are subject to reporting requirements imposed by FERC. There is always some risk, however, that the United States Congress may reenact price controls in the future. Changes in law and to FERC policies and regulations may adversely affect the availability and reliability of firm and/or interruptible transportation service on interstate pipelines or impose additional reporting or other requirements upon the Sellers’ operations, and the Sellers cannot predict what future action the FERC will take. Therefore, there is no assurance that the current regulatory approach recently pursued by the FERC and the United States Congress will continue. The Sellers do not believe, however, that any regulatory changes will affect them in a way that materially differs from the way they will affect other natural gas producers, gatherers and marketers with which the Sellers compete.

Federal Regulation of Sales and Transportation of Crude Oil

The FERC regulates the interstate pipeline of crude oil, petroleum products and other liquids, such as NGLs. The Sellers’ sales of crude oil and condensate are currently not regulated and are made at negotiated prices. There is always some risk, however, that the United States Congress may reenact crude oil, petroleum products and NGL price controls in the future. The Sellers cannot predict whether new legislation to regulate crude oil, or the prices charged for crude oil might be proposed, what proposals, if any, might actually be enacted by the United States Congress or the various state legislatures and what effect, if any, the proposals might have on the Sellers’ operations. Additionally, such sales may be subject to certain state, and potentially federal, reporting requirements.

The Sellers’ ability to transport and sell such products is dependent on pipelines whose rates, terms and conditions of service are subject to FERC jurisdiction under the ICA, and intrastate oil pipeline transportation rates are subject to regulation by state regulatory commissions. Certain regulations implemented by the FERC in recent years and certain pending rulemaking and other proceedings could result in an increase in the cost of transportation service on certain petroleum products pipelines. The basis for intrastate oil pipeline regulation, and the degree of regulatory oversight and scrutiny given to intrastate oil pipeline rates, varies from state to state. The Sellers do not believe, however, that any regulatory changes will affect them in a way that materially differs from the way they will affect other crude oil and condensate producers with which the Sellers compete.

Further, interstate and intrastate common carrier oil pipelines must provide service on a non-discriminatory basis. Under this open access standard, common carriers must offer service to all shippers requesting service on the same terms and under the same rates. When oil pipelines operate at full capacity, access is governed by prorationing provisions set forth in the pipelines’ published tariffs. Accordingly, the Sellers believe that access to oil pipeline transportation services generally will be available to them to the same extent as to other crude oil and condensate producers with which the Sellers compete.

The ICA requires that tariff rates for liquids pipelines, which include both crude oil pipelines and refined products pipelines, be just and reasonable and non-discriminatory. FERC-regulated liquids pipelines typically use the FERC indexing methodology to change its rates. The FERC, however, retained cost-of-service ratemaking, market-based rates and settlement rates as alternatives to the indexing approach that may be used in certain specified circumstances. FERC reviews the index formula every five years. Effective July 1, 2016, the annual index adjustment for the five-year period ending June 30, 2021, will equal the producer price index for finished goods for the applicable year plus an adjustment factor of 1.23%. Pipelines may raise their rates to the rate ceiling level generated by application of the annual index adjustment factor each year; however, a shipper may challenge such increase if the increase in the pipeline’s rates was substantially in excess of the actual cost increases incurred by the pipeline during the relevant year. Because the indexing methodology for the next five-year period is tied to an inflation index and is not based on pipeline-specific costs, the indexing methodology could hamper the Sellers’ ability to recover cost increases. On March 15, 2018, FERC issued a Revised Policy Statement stating, among other things, that with respect to oil and refined products pipelines subject to FERC jurisdiction, the impacts of the Revised Policy Statement and the Tax Cuts and Jobs Act of 2017 on the costs of FERC-regulated oil and NGL pipelines will be reflected in FERC’s next five-year review of the oil pipeline index, which will generate the index level to be effective July 1, 2021. FERC’s establishment of a just and reasonable rate, including the determination of the appropriate oil pipeline index, is based on many components, and tax-related changes will affect two such components, the allowance for income taxes and the amount for accumulated deferred income taxes, while other pipeline costs also will continue to affect FERC’s determination of the appropriate pipeline index. Accordingly, depending on FERC’s application of its indexing rate methodology for the next five-year term of index rates, the Revised Policy Statement and tax effects related to the Tax Cuts and Jobs Act of 2017 may impact the Sellers’ revenues associated with any transportation services they may provide pursuant to cost-of-service based rates in the future, including indexed rates.

FERC historically has not investigated rates of liquids pipelines on its own initiative when those rates have not been the subject of a protest or complaint by a shipper. FERC issued an Advance Notice of Proposed Rulemaking on October 20, 2016, that addressed issues related to FERC’s indexing methodology and liquids pipeline reporting practices. If implemented, the proposals in this rulemaking could affect the profitability of certain liquids pipelines.

Employees

As of September 30, 2019, the Acquired Entities had no full-time employees. The Target Assets consist of non-operated oil and natural gas assets. The operations of the ILX Target Entities are managed by Ridgewood pursuant to a Management Services Agreement which terminated upon the closing of the Acquisitions. The operations of the Castex Target Entities are managed by Castex Energy, Inc. pursuant to a Shared Services Agreement that terminated upon the closing of the Acquisitions.

Legal Proceedings

The Sellers are parties to lawsuits related to the Target Assets, respectively, arising in the ordinary course of business. The Sellers cannot predict the outcome of any such lawsuits with certainty, but they believe it is remote that pending or threatened legal matters will have a material adverse impact on the Target Assets.

Due to the nature of the oil and natural gas business, the Sellers are, from time to time, involved in other routine litigation or subject to disputes or claims related to the operation of the Target Assets, including workers’ compensation claims and employment related disputes. In the opinion of the Sellers’ management, none of these other pending litigation, disputes or claims against the Sellers, if decided adversely, will have a material adverse effect on the Target Assets, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF

OPERATIONS OF TALOS

The following discussion and analysis of Talos’ financial condition and results of operations should be read in conjunction with the “Selected Historical Financial Data” and the accompanying financial statements and related notes included elsewhere in this Information Statement. The following discussion contains forward-looking statements that reflect Talos’ future plans, estimates, beliefs and expected performance. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside Talos’ control. Talos’ actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, natural gas prices, production volumes, estimates of proved reserves, capital expenditures, economic and competitive conditions, regulatory changes and other uncertainties, as well as those factors discussed below and elsewhere in this Information Statement, particularly in “Cautionary Statement Regarding Forward-Looking Statements,” all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. Talos does not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.

Overview

We are a technically driven independent exploration and production company focused on safely and efficiently maximizing value through our operations, currently in the United States Gulf of Mexico and offshore Mexico. We leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world.

Factors Affecting the Comparability of our Financial Condition and Results of Operations

Stone Combination. At the Stone Closing, Stone and Talos Energy LLC became our wholly-owned subsidiaries. Prior to the Stone Closing, Talos Energy Inc. had not conducted any material activities other than those incident to its formation. Talos Energy LLC is the acquirer of Stone for financial reporting and accounting purposes and considered the accounting acquirer in the Stone Combination under GAAP. Accordingly, our historical financial and operating data, which covers periods prior to the Stone Closing, reflects the assets, liabilities and results of operations of Talos Energy LLC prior to the Stone Closing and does not reflect the assets, liabilities and results of operations of Stone prior to the Stone Closing. See our financial statements and related notes included elsewhere in this Information Statement for more information.

Whistler Acquisition. On August 31, 2018, we completed the acquisition of all the issued and outstanding membership interests of Whistler Energy II, LLC (“Whistler”) from Whistler Energy II Holdco, LLC, an affiliate of the Apollo Funds, (the “Whistler Acquisition”) for $52.6 million ($14.8 million net of $37.8 million of cash acquired). See our financial statements and related notes included elsewhere in this Information Statement for more information.

Mexico Exchange. On September 11, 2018, we entered into the Hokchi Cross Assignment with Hokchi, a subsidiary of PAE, to cross assign a 25% PI in each of Block 2 and Block 31. Our assignment of a 25% PI in Block 2 to Hokchi closed on December 21, 2018, and Hokchi has assumed operator responsibilities with respect to Block 2. Hokchi’s assignment of Block 31 to us closed on May 22, 2019. In addition, Premier Oil Plc exercised its option to reduce its PI in Block 2 to zero and assigned a 5% PI to each of Sierra and Talos. Following the completion of the Hokchi Cross Assignment, we own a 25% PI in each of Block 2 and Block 31, and Hokchi is the operator of both blocks.

Write-down of oil and natural gas properties. As a result of our evaluation of unproved property located in Block 2 offshore Mexico, specifically future exploratory drilling opportunities, results from exploratory wells drilled during the second quarter of 2019 and the Block 2 production sharing contract’s expiration date, for the three and nine months ended September 30, 2019 we recorded non-cash impairment expense of $1.4 million and $13.8 million, respectively, presented as “Write-down of oil and natural gas properties” on the condensed consolidated statements of operations.

Gunflint Acquisition. On January 11, 2019, pursuant to a Purchase Sale Agreement with Samson, we acquired an approximate 9.6% non-operated working interest in the Gunflint Field located in the Mississippi Canyon area for $29.6 million ($27.9 million after customary purchase price adjustments). See our financial statements and related notes included elsewhere in this Information Statement for more information.

Transaction Expenses. We incurred transaction and restructuring costs associated with the Stone Combination and the integration of the businesses of Stone and Talos Energy LLC that are not reflected in our comparative historical results of operations.

Income Tax Expenses. Prior to the Stone Combination, Talos Energy LLC was a partnership for U.S. federal income tax purposes and was not subject to U.S. federal income tax or state income tax (in most states) at the entity level. As such, Talos Energy LLC did not recognize U.S. federal income tax expense or state income tax expense in most states. Talos Energy LLC’s operations in the shallow waters off the coast of Mexico were conducted under a different legal form and are subject to foreign income taxes. In connection with the Stone Combination, Talos Energy LLC was contributed to us. We are subject to federal and state income taxes. We record current income taxes based on estimates of current taxable income and provide for deferred income taxes to reflect estimated future income tax payments and receipts.

Hurricane Barry. In July 2019, production from the U.S. Gulf of Mexico was impacted due to precautionary shut-ins of facilities and evacuations associated with Hurricane Barry. Although there was no major storm related damage to our facilities, the production impact to us spanned approximately one week. For the three and nine months ended September 30, 2019, we estimate deferred production related to Hurricane Barry was approximately 4.0 MBoepd and approximately 1.3 MBoepd, respectively, when comparing second quarter 2019 production to July 2019, the month during which Hurricane Barry temporarily affected our production.

Third-Party Downtime. We are vulnerable to third-party downtime events impacting the transportation, gathering or processing of production. Production from the Phoenix Field is processed through the HP-I, which is leased from and operated by Helix Energy Solutions Group (“Helix”). Helix is required to disconnect and dry-dock the HP-I every two to three years for inspection as required by the United States Coast Guard, during which time we are unable to produce the Phoenix Field.

During the nine months ended September 30, 2019, Helix dry-docked the HP-I. After conducting sea trials, production resumed in late March 2019, resulting in a total shut-in period of 57 days. The shut-in resulted in deferred production of 4.4 MBoepd during the nine months ended September 30, 2019 when compared to the same period in 2018.

Known Trends and Uncertainties

Volatility in Oil, Natural Gas and NGL Prices. Historically, the markets for oil and natural gas have been volatile. Our revenue, profitability, access to capital and future rate of growth depends upon the price we receive for our sales of oil, natural gas and NGL production. Oil, natural gas and NGL prices are subject to wide fluctuations in response to relatively minor changes in supply and demand.

BOEM Bonding Requirements. In order to cover the various decommissioning obligations of lessees on the OCS, the BOEM generally requires that lessees post some form of acceptable financial assurances that such obligations will be met, such as surety bonds. The cost of such bonds or other financial assurance can be substantial, and we can provide no assurance that we can continue to obtain bonds or other surety in all cases. As many BOEM regulations are being reviewed by the agency, we may be subject to additional financial assurance requirements in the future. For example, in July 2016, BOEM issued the 2016 NTL to clarify the procedures and guidelines that BOEM Regional Directors use to determine if and when additional financial assurances may be required for OCS leases, ROWs and RUEs. The 2016 NTL became effective in September 2016, but BOEM subsequently postponed any implementation of the 2016 NTL and has indicated they will be issuing a modified or substitute NTL or a proposed rule. This extension for implementation currently remains in effect.

We remain in active discussions with government regulators and industry peers with regard to any future rulemaking and financial assurance requirements. Notwithstanding BOEM’s 2016 NTL, BOEM may also bolster its financial assurance requirements mandated by rule for all companies operating in federal waters. The future cost of compliance with respect to supplemental bonding, including the obligations imposed on us as a result of the 2016 NTL, to the extent implemented, as well as any other future BOEM directives, or any other changes to BOEM’s rules applicable to our or any of our subsidiaries’ properties, could materially and adversely affect our financial condition, cash flows and results of operations.

Deepwater Operations. We have interests in deepwater fields in the Gulf of Mexico. Operations in the deepwater can result in increased operational risks as has been demonstrated by the Deepwater Horizon disaster in 2010. Despite technological advances since this disaster, liabilities for environmental losses, personal injury and loss of life and significant regulatory fines in the event of a disaster could be well in excess of insured amounts and result in significant current losses on our statements of operations as well as going concern issues.

Oil Spill Response Plan. We maintain a Regional Oil Spill Response Plan that defines our response requirements, procedures and remediation plans in the event we have an oil spill. Oil Spill Response Plans are generally approved by the Bureau of Safety and Environmental Enforcement bi-annually, except when changes are required, in which case revised plans are required to be submitted for approval at the time changes are made. Additionally, these plans are tested and drills are conducted periodically at all levels.

Hurricanes. Since our operations are in the Gulf of Mexico, we are particularly vulnerable to the effects of hurricanes on production. Additionally, affordable insurance coverage for property damage to our facilities for hurricanes has become less effective due to rising retentions and limitations on named windstorm coverage and has been difficult to obtain at times in recent years. Significant hurricane impacts could include reductions and/or deferrals of future oil and natural gas production and revenues, increased lease operating expenses for evacuations and repairs and possible acceleration of plugging and abandonment costs.

Results of Operations

Revenue

The information below provides a discussion of, and an analysis of significant variances in, our oil, natural gas and NGL revenues, production volumes and sales prices for each of the periods indicated (in thousands, unless otherwise stated):

	Three Months Ended September 30,		Nine Months Ended September 30,		Fiscal Year Ended December 31,
	2019	2018	2019	2018	2018	2017	2016
Revenues:
Oil revenue	$211,899	$248,100	$624,486	$555,954	$781,815	$344,781	$197,583
Natural gas revenue	12,545	20,193	41,738	49,364	73,610	48,886	42,705
NGL revenue	3,384	14,575	15,095	27,306	35,863	16,658	9,532
Other revenue	1,029	—	13,061	—	—	2,503	8,934

Total revenue	$228,857	$282,868	$694,380	$632,624	$891,288	$412,828	$258,754
Sales volume data:
Oil production volume (MBbls)	3,559	3,507	10,228	8,188	11,771	7,048	5,126
Oil production volume (MBbl/d)	38.7	38.1	37.5	30.0	32.2	19.3	14.0
Natural gas production volume (MMcf)	5,909	6,783	17,101	16,548	22,771	16,308	19,001
Natural gas production volume (MMcfpd)	64.2	73.7	62.6	60.6	62.4	44.7	52.1
NGL production volume (MBbls)	299	414	915	886	1,176	706	603
NGL production volume (MBblpd)	3.2	4.5	3.4	3.2	3.2	1.9	1.7
Total production volume (MBoe)	4,843	5,052	13,993	11,832	16,742	10,472	8,896
Total production volume (MBoepd)	52.6	54.9	51.3	43.3	45.9	28.7	24.4
Average sale price per unit:
Average oil sales price per Bbl	$59.54	$70.74	$61.06	$67.90	$66.42	$48.92	$38.55
Average natural gas sale price per Mcf	$2.12	$2.98	$2.44	$2.98	$3.23	$3.00	$2.25
Average NGL sale price per Bbl	$11.32	$35.21	$16.50	$30.82	$30.50	$23.59	$15.81
Price per Boe	$47.04	$55.99	$48.69	$53.47	$53.24	$39.18	$28.08
Price per Boe (including realized commodity derivatives)	$48.15	$47.93	$48.18	$45.45	$46.60	$41.46	$47.44

Comparison of the Three Months Ended September 30, 2019 and 2018

Total revenue for the three months ended September 30, 2019 was $228.9 million compared to $282.9 million for the three months ended September 30, 2018, a decrease of approximately $54.0 million, or 19%.

Oil revenue decreased approximately $36.2 million, or 15%, during the three months ended September 30, 2019 compared to the corresponding period in 2018. The change was a result of a decrease of $39.9 million due to a $11.20 per Bbl lower price realization, partially offset by an increase of $3.7 million from a 0.6 MBblpd increase in production volumes. The increase in oil production volumes was primarily attributable to 3.3 MBblpd of production from the Tornado 3 well and Boris 3 well in the Phoenix Field, which were completed and commenced production during the second quarter of 2019, partially offset by approximately 3.0 MBblpd in deferred production primarily attributable to Hurricane Barry.

Natural gas revenue decreased approximately $7.6 million, or 38%, during the three months ended September 30, 2019 compared to the corresponding period in 2018. The change was a result of a decrease of $5.0 million due to a $0.86 per Mcf lower price realization, and a decrease of $2.6 million from a 9.5 MMcfpd decrease in production volumes. Natural gas production volumes decreased approximately 3.4 MMcfpd in deferred production primarily attributable to Hurricane Barry.

NGL revenue decreased approximately $11.2 million, or 77%, during the three months ended September 30, 2019 compared to the corresponding period in 2018. The change was a result of a decrease of $7.1 million due to $23.89 per Mcf lower price realization, and a decrease of $4.1 million due to a 1.3 MBoepd decrease in production volumes. NGL production volumes decreased approximately 0.4 MBblpd in deferred production primarily attributable to Hurricane Barry.

Other revenue increased $1.0 million as a result of a multi-year federal royalty refund claim.

Comparison of the Nine Months Ended September 30, 2019 and 2018

Total revenue for the nine months ended September 30, 2019 was $694.4 million compared to $632.6 million for the nine months ended September 30, 2018, an increase of approximately $61.8 million, or 10%.

Oil revenue increased approximately $68.5 million, or 12%, during the nine months ended September 30, 2019 compared to the corresponding period in 2018. The change was a result of an increase of $138.5 million from a 7.5 MBblpd increase in production volumes, partially offset by a decrease of $70.0 million due to a $6.84 per Bbl lower price realization. The increased oil production volumes were primarily attributable to an increase of 7.6 MBblpd attributable to the Stone Combination, 3.0 MBblpd attributable to the Tornado 3 well and Boris 3 well in the Phoenix Field that were completed and commenced production during the second quarter of 2019 and 1.8 MBblpd attributable to the Gunflint Acquisition and Whistler Acquisitions. The increase in oil production volumes was partially offset by a reduction of 3.4 MBblpd resulting from the shut-in of the HP-I for regulatory-mandated dry-dock and decreased approximately 1.0 MBblpd in deferred production primarily attributable to Hurricane Barry.

Natural gas revenue decreased approximately $7.6 million, or 15%, during the nine months ended September 30, 2019 compared to the corresponding period in 2018. The change was a result of a decrease of $9.2 million due to a $0.54 per Mcf lower price realization partially offset by an increase of $1.6 million from a 2.0 MMcfpd increase in volumes. The increased natural gas production volumes were primarily attributable to 5.9 MMcfpd of production from assets acquired in the Stone Combination and Whistler Acquisition partially offset by a reduction of 3.6 MMcfpd of production, resulting from the shut-in of the HP-I for regulatory-mandated dry-dock and decreased approximately 1.2 MMcfpd in deferred production primarily attributable to Hurricane Barry.

NGL revenue decreased approximately $12.2 million, or 45%, during the nine months ended September 30, 2019 compared to the corresponding period in 2018. The change was a result of a decrease of $13.1 million due to $14.32 per Bbl lower price realization, partially offset by an increase of $0.9 million from a 0.1 MBblpd increase in production volumes. NGL production volumes decreased approximately 0.1 MBblpd in deferred production primarily attributable to Hurricane Barry.

Other revenue increased $13.1 million as a result of a multi-year federal royalty refund claim.

Comparison of the Year Ended December 31, 2018 and 2017

Revenue. Total revenue for the year ended December 31, 2018 was $891.3 million compared to $412.8 million for the year ended December 31, 2017, an increase of approximately $478.5 million or 116%.

Oil revenue increased by approximately $437.0 million, or 127%, during the year ended December 31, 2018 compared to the corresponding period in 2017. This increase was primarily due to an increase of $17.50 per Bbl in our realized oil sales price and a 12.9 MBblpd increase in oil production volumes. The increase in oil production volumes was attributable to 11.7 MBblpd from the Stone Combination and the Whistler Acquisition collectively, and 3.2 MBblpd from the Tornado II well in the Phoenix Field which commenced initial production in December 2017. The increase in production was partially offset by unplanned third-party downtime.

Natural gas revenue increased by approximately $24.7 million, or 51%, during the year ended December 31, 2018 compared to the corresponding period in 2017. This increase was due to a 17.7 MMcfpd increase in gas production volumes, which was attributable to 18.2 MMcfpd from the Stone Combination and Whistler Acquisition collectively. Natural gas revenue also increased due to a $0.23 per Mcf increase in our realized gas sales price.

NGL revenue increased by approximately $19.2 million, or 115%, during the year ended December 31, 2018 compared to the corresponding period in 2017. This increase was due to an increase of a $6.91 per Bbl increase in our realized NGL sales price and a 1.3 MBblpd increase in NGL volumes, 1.2 MBblpd of which was attributable to the Stone Combination and Whistler Acquisition collectively.

Comparison of the Year Ended December 31, 2017 and 2016

Revenue. Total revenue for the year ended December 31, 2017 was $412.8 million compared to $258.8 million for the year ended December 31, 2016, an increase of $154.0 million, or 60%. Oil revenue increased by $147.2 million, or 74%, during the year ended December 31, 2017. This increase was primarily due to an increase of $10.37 per Bbl in our realized oil sales price and 5.3 MBblpd increase in production volumes. The increase in production volumes primarily related to a 6.2 MBblpd increase from the Tornado well, GC 281 #1ST (T-9) in the Phoenix Field. Initial production commenced in October 2016.

Natural gas revenue increased by $6.2 million, or 14%, during the year ended December 31, 2017. The increase in natural gas revenue was due to a $0.75 per Mcf increase in our realized average natural gas sales price. This increase was offset by a 7.4 MMcfpd decrease in production during the year ended December 31, 2017 primarily due to third-party pipeline maintenance and weather related downtime.

Other revenue decreased by $6.4 million, or 72%, during the year ended December 31, 2017 primarily due to production handling agreements fees, commencing in 2017 from certain working interest partners in the Phoenix Field which are recorded as a reduction to lease operating expense.

Operating Expenses

The information below provides the details of our operating expenses for each of the periods indicated (in thousands, except per Boe amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,		Fiscal Year Ended December 31,
	2019	2018	2019	2018	2018	2017	2016
Operating expenses:
Lease operating expenses:
Direct lease operating expense	$43,439	$42,090	$122,243	$101,065	$145,988	$109,180	$124,360
Insurance	4,167	4,125	12,462	11,059	15,342	10,743	13,101
Production taxes	(21)	578	1,067	1,533	1,989	1,460	1,958

Total lease operating expense	47,585	46,793	135,772	113,657	163,319	121,383	139,419
Workover and maintenance expense	14,210	25,084	49,525	49,703	64,961	32,825	24,810
Depreciation, depletion and amortization	88,125	87,808	248,518	204,574	288,719	157,352	124,689
Write-down of oil and natural gas properties	1,417	—	13,778	—	—	—	—
Accretion expense	7,316	10,162	26,868	24,414	35,344	19,295	21,829
General and administrative expense	17,321	21,660	53,795	61,120	85,816	36,673	28,686

Total operating expenses	$175,974	$191,507	$528,256	$453,468	$638,159	$367,528	$339,433

Average cost per Boe:
Lease operating expenses:
Direct lease operating expense	$8.97	$8.33	$8.73	$8.54	$8.72	$10.43	$13.98
Insurance	0.86	0.82	0.89	0.94	0.92	1.03	1.47
Production taxes	—	0.11	0.08	0.13	0.12	0.14	0.22

Total lease operating expenses	9.83	9.26	9.70	9.61	9.76	11.60	15.67
Workover and maintenance expense	2.93	4.97	3.54	4.20	3.88	3.13	2.79
Depreciation, depletion and amortization	18.20	17.38	17.76	17.29	17.24	15.03	14.02
Write-down of oil and natural gas properties	0.29	—	0.98	—	—	—	—
Accretion expense	1.51	2.01	1.92	2.06	2.11	1.84	2.45
General and administrative expense	3.58	4.29	3.85	5.17	5.13	3.50	3.22

Total operating expenses	$36.34	$37.91	$37.75	$38.33	$38.12	$35.10	$38.15

Comparison of the Three Months Ended September 30, 2019 and 2018

Lease operating expense. Total lease operating expense for three months ended September 30, 2019 was $47.6 million compared to $46.8 million for the three months ended September 30, 2018, an increase of approximately $0.8 million, or 2%. This increase was primarily attributable to a $1.0 million increase in process and handling fees, primarily related to non-operated production from the Gunflint Acquisition. On a per unit basis, lease operating expense increased $0.57 per Boe.

Workover and maintenance expense. Workover and maintenance expense for the three months ended September 30, 2019 was $14.2 million compared to $25.1 million for the three months ended September 30, 2018, a decrease of approximately $10.9 million, or 43%. The decrease is primarily attributable to $3.0 million of work in preparation of the HP-I dry dock in the Phoenix Field, $2.3 million tank maintenance at the South Marsh Island 130 Field and $1.3 million for maintenance at Viosca Knoll 989 incurred in the three months ended September 30, 2018. The decreases are partially offset by $2.0 million in non-routine expense as a result of Hurricane Barry for the three months ended September 30, 2019.

Depreciation, depletion and amortization. Depreciation, depletion and amortization expense for the three months ended September 30, 2019 was $88.1 million compared to $87.8 million for the three months ended September 30, 2018, an increase of approximately $0.3 million, or 0%. The change is primarily attributable to a $0.81 increase in the depletion rate per Boe partially offset by a decrease of $3.6 million of depletion expense as a result of decreased production, primarily as a result of the impact of Hurricane Barry.

Write-down of oil and natural gas properties. During the three months ended September 30, 2019, we recorded a $1.4 million impairment. The impairment is a result of our evaluation of unproved property located in Block 2 offshore Mexico, specifically future exploratory drilling opportunities, results from exploratory wells drilled and demobilized during the second and third quarter of 2019 and the Block 2 production sharing contract’s expiration date.

General and administrative expense. General and administrative expense for the three months ended September 30, 2019 was $17.3 million compared to $21.7 million for the three months ended September 30, 2018, a decrease of approximately $4.4 million, or 20%. The change is primarily attributable to a decrease of $5.0 million in other contract service costs, the majority of which are attributable to expenses related to additional professional services, information technology and compliance that were incurred subsequent to the Stone Combination, partially offset by a $1.1 million increase in other administrative costs. On a per unit basis, general and administrative expense decreased $0.71 per Boe.

Comparison of the Nine Months Ended September 30, 2019 and 2018

Lease operating expense. Total lease operating expense for nine months ended September 30, 2019 was $135.8 million compared to $113.7 million for the nine months ended September 30, 2018, an increase of approximately $22.1 million, or 19%. The increase was primarily related to $10.0 million of lease operating expense incurred in connection with assets acquired in the Stone Combination and $5.0 million in the Whistler Acquisition. Additionally, we incurred an increase of $4.2 million in process handling and non-operated expenses primarily attributable to the Gunflint Acquisition and received $1.7 million less in reimbursements under our production handling agreements resulting from the HP-I dry dock. On a per unit basis, lease operating expense increased $0.09 per Boe to $9.70 per Boe.

Workover and maintenance expense. Workover and maintenance expense for the nine months ended September 30, 2019 was $49.5 million compared to $49.7 million for the nine months ended September 30, 2018, a decrease of approximately $0.2 million, or 0%. Included in the workover and maintenance expense for the nine months ended September 30, 2019 is $2.0 million of non-routine expenses as a result of Hurricane Barry.

Depreciation, depletion and amortization. Depreciation, depletion and amortization expense for the nine months ended September 30, 2019 was $248.5 million compared to $204.6 million for the nine months ended September 30, 2018, an increase of approximately $43.9 million, or 21%. The change is primarily attributable to an increase of $37.0 million of depletion expense as a result of increased production from the Stone Combination and Whistler Acquisition, and a $0.42 increase in the depletion rate per Boe.

Write-down of oil and natural gas properties. During the nine months ended September 30, 2019, we recorded a $13.8 million impairment. The impairment is a result of our evaluation of unproved property located in Block 2 offshore Mexico, specifically future exploratory drilling opportunities, results from exploratory wells drilled and demobilized during the second and third quarter of 2019 and the Block 2 PSC’s expiration date.

General and administrative expense. General and administrative expense for the nine months ended September 30, 2019 was $53.8 million compared to $61.1 million for the nine months ended September 30, 2018, a decrease of approximately $7.3 million, or 12%. The change is attributable to a decrease of $24.6 million in transaction related costs primarily related to the Stone Combination, partially offset by an increase of $13.4 million in employee and contract related costs and $3.9 million in other administrative costs, the majority of which are attributable to expenses related to additional professional services, information technology and compliance that were incurred subsequent to the Stone Combination. On a per unit basis, general and administrative expense decreased $1.32 per Boe.

Comparison of the Years Ended December 31, 2018 and 2017

Lease operating expense. Total lease operating expense for the year ended December 31, 2018 was $163.3 million compared to $121.4 million for the year ended December 31, 2017 an increase of approximately $41.9 million, or 35%. This increase was primarily related to $40.7 million of lease operating expense in connection with the Stone Combination and $2.8 million of lease operating expense in connection with the Whistler Acquisition. In addition, lease operating expense increased due to a more competitive offshore environment, offset by an $8.7 million increase in PHA reimbursements. While total lease operating expense has increased, lease operating expense decreased $1.84 per Boe to $9.76 per Boe as a result of increased deepwater production from the Stone Combination and increased production in the Phoenix Field.

Depreciation, depletion and amortization. Depreciation, depletion and amortization expense for the year ended December 31, 2018 was $288.7 million compared to $157.3 million for the year ended December 31, 2017, an increase of approximately $131.4 million, or 83%. This increase was primarily due to a $2.22 per Boe, or 15%, increase in the depletion rate on our proved oil and natural gas properties during the year ended December 31, 2018. Depletion on a per Boe basis increased primarily due to an increase in proved properties related to the Stone Combination and higher estimated future development costs related to proved undeveloped reserves in the Phoenix Field.

General and administrative expense. General and administrative expense for the year ended December 31, 2018 was $85.8 million compared to $36.7 million for the year ended December 31, 2017, an increase of approximately $49.1 million, or 134%. This increase was primarily attributable to $29.2 million in transaction related costs related to the Stone Combination and $16.4 million in additional payroll cost and additional general and administrative expenses as a result of the combined company.

Comparison of the Years Ended December 31, 2017 and 2016

Lease operating expense. Total lease operating expense for the year ended December 31, 2017 was $121.4 million compared to $139.4 million for the year ended December 31, 2016, a decrease of $18.0 million, or 13%. The decrease was primarily attributed to a $14.3 million decrease in our production facility rental expense as a result of the newly negotiated seven year lease agreement with Helix for use of the HP-I beginning July 2016 which is accounted for as a capital lease, as well as a $2.4 million decrease in our insurance expense.

Depreciation, depletion and amortization. Depreciation, depletion and amortization expense for the year ended December 31, 2017 was $157.4 million and $124.7 million for the year ended December 31, 2016, an increase of $32.7 million, or 26%. The increase is primarily due to a $1.03 per Boe, or 7%, increase in the depletion rate on our proved oil and natural gas properties during the year ended December 31, 2017. Depletion on a per Boe basis increased primarily due to inclusion in the full cost pool of the capital lease asset recorded in July 2016 for use of the HP-I. Since the HP-I is utilized in our oil and natural gas development activities, the asset is included within proved property and thus depleted as part of the full cost pool.

General and administrative expense. General and administrative expense for the year ended December 31, 2017 was $36.7 million compared to $28.7 million for the year ended December 31, 2016, an increase of $8.0 million, or 28%. The increase was primarily attributable to $9.7 million in transaction related costs associated with the Stone Combination and our 2017 debt exchange, partially offset by a decrease in employee related expenses of $0.7 million.

Other Expenses

The information below provides the details of our other expenses for each of the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,		Fiscal Year Ended December 31,
	2019	2018	2019	2018	2018	2017	2016
Other expenses:
Interest expense	$(23,123)	$(24,837)	$(73,273)	$(66,257)	$(90,114)	$(80,934)	$(70,415)
Price risk management activities income (expense)	$43,760	$(53,330)	$(35,829)	$(196,482)	$60,435	$(27,563)	$(57,398)
Other income (expenses)	$567	$(85)	$1,831	$(1,163)	$1,012	$329	$405
Income tax expense	$(790)	$—	$(428)	$—	$(2,922)	$—	$—

Comparison of the Three Months Ended September 30, 2019 and 2018

Price risk management activities. Price risk management activities for the three months ended September 30, 2019 resulted in $43.8 million of income compared to an expense of $53.3 million for the three months ended September 30, 2018. The income of $43.8 million for the three months ended September 30, 2019 consists of $5.4 million in cash settlement gains and $38.4 million in non-cash gains from the increase in the fair value of our open derivative contracts. The expense of $53.3 million for the three months ended September 30, 2018 consists of cash settlement losses of $40.7 million and a $12.6 million in non-cash losses from the decrease in the fair value of our open derivative contracts. These unrealized gains or losses on open derivative contracts relate to production for future periods; however, changes in the fair value of all of our open derivative contracts are recorded as a gain or loss on our condensed consolidated statements of operations at the end of each month.

Income Tax Effect. For the three months ended September 30, 2019, our effective tax rate was 1.0%. Our effective tax rate in 2019 differed from the statutory rate of 21% due to a reduction to the valuation allowance. For the three months ended September 30, 2018, our 0.0% effective tax rate differed from the federal statutory rate of 21% because the Company recorded a valuation allowance for its deferred tax assets.

Comparison of the Nine Months Ended September 30, 2019 and 2018

Price risk management activities. Price risk management activities for the nine months ended September 30, 2019 resulted in $35.8 million of expense compared to an expense of $196.5 million for the nine months ended September 30, 2018. The expense of $35.8 million for the nine months ended September 30, 2019 consists of $7.2 million in cash settlement losses and $28.6 million in non-cash losses from the decrease in the fair value of our open derivative contracts. The expense of $196.5 million for the nine months ended September 30, 2018 consists of cash settlement losses of $94.8 million and a $101.7 million in non-cash losses from the decrease in the fair value of our open derivative contracts. These unrealized gains or losses on open derivative contracts relate to production for future periods; however, changes in the fair value of all of our open derivative contracts are recorded as a gain or loss on our condensed consolidated statements of operations at the end of each month.

Income Tax Effect. For the nine months ended September 30, 2019, our effective tax rate was 0.7%. Our effective tax rate in 2019 differed from the statutory rate of 21% due to a reduction to the valuation allowance. For the nine months ended September 30, 2018, our 0.0% effective tax rate differed from the federal statutory rate of 21% because the Company recorded a valuation allowance for its deferred tax assets.

Comparison of the Years Ended December 31, 2018 and 2017

Price risk management activities. Price risk management activities for year ended December 31, 2018 resulted in income of $60.4 million compared to an expense of $27.6 million for the year ended December 31, 2017. The income of $60.4 million for the year ended December 31, 2018 consists of $111.1 million in cash settlement losses offset by $171.6 million in non-cash gains from the increase in the fair value of our open derivative contracts. The expense of $27.6 million for the year ended December 31, 2017 consists of cash settlement gains of $23.8 million offset by a $51.4 million in non-cash losses from the decrease in the fair value of our open derivatives contracts. These unrealized gains on open derivative contracts relate to production for future periods; however, changes in the fair value of all of our open derivative contracts are recorded as a gain or loss on our consolidated statements of operations at the end of each month. As a result of the derivative contracts we have on our anticipated production volumes through 2019, we expect these activities to continue to impact net income (loss) based on fluctuations in market prices for oil and natural gas.

Comparison of the Years Ended December 31, 2017 and 2016

Price risk management activities. Price risk management activities expense for the year ended December 31, 2017 was $27.6 million compared to $57.4 million for the year ended December 31, 2016. The decrease of $29.8 million was attributable to a $178.2 million increase in fair value of our open derivative contracts offset by a $148.2 million decrease in cash settlement gains for the year ended December 31, 2017. These unrealized gains on open derivative contracts relate to production for future periods; however, changes in the fair value of all of our open derivative contracts are recorded as a gain or loss in our consolidated statements of operations at the end of each month. As a result of the derivative contracts we have in place on our anticipated production volumes through 2019, we expect these activities to continue to impact net income (loss) based on fluctuations in market prices for oil and natural gas.

Supplemental Non-GAAP Measure

EBITDA and Adjusted EBITDA

“EBITDA” and “Adjusted EBITDA” are to provide management and investors with (i) additional information to evaluate, with certain adjustments, items required or permitted in calculating covenant compliance under our debt agreements, (ii) important supplemental indicators of the operational performance of our business, (iii) additional criteria for evaluating our performance relative to our peers and (iv) supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP or as alternatives to net income (loss), operating income (loss) or any other measure of financial performance presented in accordance with GAAP.

We define these as the following:

EBITDA. Net income (loss) plus interest expense, income tax expense (benefit), depreciation, depletion and amortization, and accretion expense.

Adjusted EBITDA. EBITDA plus non-cash write-down of oil and natural gas properties, loss on debt extinguishment, transaction related costs, derivative fair value (gain) loss, net cash receipts (payments) on settled derivatives, non-cash (gain) loss on sale of assets, non-cash write-down of other well equipment inventory and non-cash equity-based compensation expense.

The following table presents a reconciliation of the GAAP financial measure of net income (loss) to Adjusted EBITDA for each of the periods indicated (in thousands, except for Boe data):

	Three Months Ended September 30,		Nine Months Ended September 30,		Fiscal Years Ended December 31,
	2019	2018	2019	2018	2018	2017	2016
Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
Net income (loss)	$73,297	$13,109	$58,425	$(84,746)	$221,540	$(62,868)	$(208,087)
Interest expense	23,123	24,837	73,273	66,257	90,114	80,934	70,415
Income tax expense	790	—	428	—	2,922	—	—
Depreciation, depletion and amortization	88,125	87,808	248,518	204,574	288,719	157,352	124,689
Accretion expense	7,316	10,162	26,868	24,414	35,344	19,295	21,829

EBITDA	$192,651	$135,916	$407,512	$210,499	$638,639	$194,713	$8,846
Write-down of oil and natural gas properties	1,417	—	13,778	—	—	—	—
Loss on debt extinguishment	—	356	—	1,764	1,764	—	—
Transaction related costs	146	7,595	3,349	27,905	32,484	9,652	135
Derivative fair value (gain) loss(1)	(43,760)	53,330	35,829	196,482	(60,435)	27,563	57,398
Net cash receipts (payments) on settled derivative instruments(1)	5,360	(40,746)	(7,202)	(94,802)	(111,147)	23,834	172,182
Non-cash (gain) loss on sale of assets	—	—	—	—	(1,710)	—	—
Non-cash write-down of other well equipment inventory	—	—	—	—	244	260	218
Non-cash equity-based compensation expense	1,944	570	5,164	2,129	2,893	875	1,083

Adjusted EBITDA	$157,758	$157,021	$458,430	$343,977	$502,732	$256,897	$239,861

(1)

The adjustments for the derivative fair value (gain) loss and net cash receipts (payments) on settled derivative instruments have the effect of adjusting net income (loss) for changes in the fair value of derivative instruments, which are recognized at the end of each accounting period because we do not designate commodity derivative instruments as accounting hedges. Thus, these adjustments result in reflecting commodity derivative gains and losses within Adjusted EBITDA on a cash basis during the period the derivatives settled.

Liquidity and Capital Resources

Overview

Our primary sources of liquidity are cash generated by our operations and borrowings under our Bank Credit Facility. Our primary uses of cash are for capital expenditures, working capital, debt service and for general corporate purposes. As of September 30, 2019, our available liquidity (cash plus available capacity under the Bank Credit Facility) was $612.1 million.

Subsequent to September 30, 2019, we borrowed $35.0 million from the Bank Credit Facility in the fourth quarter of 2019 and $300.0 million from the Bank Credit Facility in the first quarter of 2020 to help fund acquisition activities and general corporate purposes.

As of September 30, 2019, total debt, net of discount and deferred financing costs, was approximately $697.2 million, comprised of our $383.2 million aggregate principal amount of the 11.00% Second-Priority Senior Secured Notes due 2022 (the “11.00% Senior Secured Notes”), $6.1 million aggregate principal amount of our 7.50% Stone Senior Notes and $307.9 million outstanding under our Bank Credit Facility. During June, 2019, we repaid $10.4 million in aggregate remaining principal and accrued interest on the Building Loan. We were in compliance with all debt covenants at September 30, 2019. For additional details on our debt, see our financial statements and related notes included elsewhere in this Information Statement for more information.

Based on our current level of operations and available cash, we believe our cash flows from operations, combined with availability under the Bank Credit Facility provide sufficient liquidity to fund our 2019 capital spending budget of $540.0 million to $550.0 million. However, our ability to (i) generate sufficient cash flows from operations or obtain future borrowings under the Bank Credit Facility, and (ii) repay or refinance any of our indebtedness on commercially reasonable terms or at all for any potential future acquisitions, joint ventures or other similar transactions depends on operating and economic conditions, some of which are beyond our control. To the extent possible, we have attempted to mitigate certain of these risks (e.g. by entering into oil and natural gas derivative contracts to reduce the financial impact of downward commodity price movements on a substantial portion of our anticipated production), but we could be required to, or we or our affiliates may from time to time, take additional future actions on an opportunistic basis. To address further changes in the financial and/or commodity markets, future actions may include, without limitation, raising debt, including secured debt, or issuing equity to directly or independently repurchase or refinance our outstanding debt.

As of September 30, 2019, we had secured performance bonds primarily related to plugging and abandonment of wells and removal of facilities in the United States Gulf of Mexico and to guarantee the completion of the minimum work program under the Mexico production sharing contracts totaling approximately $637.3 million. In July 2016, the BOEM issued the 2016 NTL to clarify the procedures and guidelines the BOEM Regional Directors use to determine if and when additional financial assurances may be required for OCS leases, ROWs and RUEs to meet the BOEM’s estimate of the lessees’ decommissioning obligations. The 2016 NTL became effective in September 2016 and allows qualifying operators to self-insure for an amount up to 10% of their tangible net worth. The 2016 NTL also provides for operators to propose a tailored plan subject to BOEM approval that allows the posting of additional financial assurance over time. However, BOEM has indefinitely delayed beyond June 30, 2017 implementation of the 2016 NTL, except in certain circumstances where there is a substantial risk of nonperformance of the interest holder’s decommissioning liabilities, to allow BOEM time to reconsider a number of regulatory initiatives. We received notice from BOEM in late 2016 ordering us to provide additional financial assurances in the form of additional security in material amounts. We entered into discussions with BOEM regarding the requested security and submitted a proposed tailored plan for the posting of additional financial security to the agency for review. However, as noted, BOEM has indefinitely delayed implementation beyond June 30, 2017 of the 2016 NTL, has rescinded the late December 2016 orders while BOEM reviews its financial assurance program and, to date, has taken no action with respect to our previously submitted proposed tailored plan. We remain in active discussion with our government regulators and industry peers with regard to any future rule making and financial assurance requirements. Notwithstanding the

2016 NTL, BOEM may also increase its financial assurance requirements mandated by rule for all companies operating in federal waters. BOEM could also make new demands for additional financial security in material amounts in the event the agency chooses to implement the 2016 NTL, and such amounts may be material and exceed our capability to provide additional financial assurance. The future cost of compliance with our existing supplemental bonding requirements, including with respect to any tailored plan, the 2016 NTL, as well as any other future directives or any other changes to the BOEM’s rules applicable to us or our subsidiaries’ properties, could materially and adversely affect our financial condition, cash flows and results of operations.

Senior Notes

11.00% Second-Priority Senior Secured Notes — due April 2022. The 11.00% Senior Secured Notes were issued pursuant to an indenture dated May 10, 2018. The 11.00% Senior Secured Notes mature April 3, 2022 and have interest payable semi-annually each April 15 and October 15. Prior to May 10, 2020, we may, at our option, redeem all or a portion of the 11.00% Senior Secured Notes at 105.5% of the principal amount plus accrued and unpaid interest. Thereafter, we may redeem all or a portion of the 11.00% Senior Secured Notes at redemption prices decreasing annually from 102.75% to 100.0% plus accrued and unpaid interest.

7.50% Senior Secured Notes — due May 2022. The 7.50% Stone Senior Notes represent the remaining $6.1 million of long-term debt assumed in the Stone Combination that were not exchanged for 11.00% Senior Secured Notes and thus remain outstanding. As a result, substantially all of the restrictive covenants relating to the 7.50% Stone Senior Notes have been removed and collateral securing the 7.50% Stone Senior Notes has been released. The 7.50% Stone Senior Notes mature May 31, 2022 and have interest payable semi-annually each May 31 and November 30. Prior to May 31, 2020, we may, at our option, redeem all or a portion of the 7.50% Stone Senior Notes at 100% of the principal amount plus accrued and unpaid interest and a make-whole premium. Thereafter, we may redeem all or a portion of the 7.50% Stone Senior Notes at redemption prices decreasing annually from 105.625% to 100.0% plus accrued and unpaid interest.

Bank Credit Facility

The Company and Talos Production LLC, our wholly-owned subsidiary, executed the Bank Credit Facility in conjunction with the Stone Combination with a syndicate of financial institutions, with an initial borrowing base of $600.0 million. The Bank Credit Facility matures on May 10, 2022, provided that the Bank Credit Facility mandates a springing maturity that is 120 days prior to May 10, 2022, if greater than $25.0 million of the 11.00% Senior Secured Notes or any permitted refinancing indebtedness in respect thereof is outstanding on such date.

The Bank Credit Facility provides for determination of the borrowing base based on our proved producing reserves and a portion of our proved undeveloped reserves. The borrowing base is redetermined by the lenders at least semi-annually during the second quarter and fourth quarter. On July 3, 2019, the Company and Talos Production LLC entered into a Joinder, First Amendment to Credit Agreement and Borrowing Base Reaffirmation Agreement in which, (a) the $850.0 million borrowing base was reaffirmed, (b) the commitments were increased from $600.0 million to $850.0 million, (c) three additional financial institutions were joined as lenders to the syndicate and (d) certain other amendments were made to the Bank Credit Facility as more particularly described therein. The Company’s scheduled redetermination meeting was held October 30, 2019, with results expected in November 2019.

As of September 30, 2019, our borrowing base and commitments were $850.0 million, of which no more than $200 million can be used as letters of credit. The amount that we are able to borrow with respect to the borrowing base is subject to compliance with the financial covenants and other provisions of the Bank Credit Facility. We were in compliance with all debt covenants at September 30, 2019. As of September 30, 2019, the Bank Credit Facility had approximately $521.4 million of undrawn commitments (taking into account $13.6 million letters of credit and $315.0 million drawn from the Bank Credit Facility).

Building Loan. In connection with the Stone Combination, we assumed Stone’s Building Loan maturing on November 20, 2030. The Building Loan bears interest at a rate of 4.20% per annum and is to be repaid in 180 equal monthly installments of approximately $0.1 million. During June 2019, the Company repaid and discharged $10.5 million aggregate remaining principal, plus accrued interest, of the Building Loan using proceeds from the sale of an office building in Lafayette acquired in the Stone Combination and cash on hand. As of September 30, 2019, there is no outstanding balance under the Building Loan.

Overview of Cash Flow Activities

The following table summarizes cash flows provided by (used in) by type of activity, for the following periods (in thousands):

	Nine Months Ended September 30,		Fiscal Years Ended December 31,
	2019	2018	2018	2017	2016
Operating activities	$332,413	$143,687	$263,445	$176,053	$116,123
Investing activities	$(400,467)	$104,060	$37,495	$(157,641)	$(198,918)
Financing activities	$17,574	$(190,015)	$(193,211)	$(18,412)	$91,624

Comparison for the Nine Months Ended September 30, 2019 and 2018

Operating Activities. Net cash provided by operating activities increased $188.7 million in the nine months ended September 30, 2019 compared to the corresponding period in 2018 primarily attributable to an increase in revenue of $143.2 million and a decrease in settlements of asset retirement obligations of $31.3 million.

Investing Activities. Net cash provided by (used in) investing activities increased $504.5 million in the nine months ended September 30, 2019 compared to the corresponding period in 2018 primarily attributable to an increase in capital expenditures of $198.6 million. Additionally, we paid $32.9 million for acquisitions during the nine months ended September 30, 2019 versus receiving $278.4 million for cash acquired for acquisitions during the nine months ended September 30, 2018.

Financing Activities. Net cash provided by (used in) financing activities increased $207.6 million in the nine months ended September 30, 2019 compared to the corresponding period in 2018. The increase was primarily attributable to receiving net proceeds of approximately $40.1 million from the Bank Credit Facility and other obligations, partially offset by a $10.6 million repayment of the Building Loan for the nine months ended September 30, 2019 compared to net repayments of approximately $180.1 million for the comparative period in 2018.

Capital Expenditures. We fund exploration and development activities primarily through operating cash flows, cash on hand and through borrowings under our Bank Credit Facility, if necessary. Historically, we have funded significant property acquisitions through the issuance of senior notes, borrowings under the Bank Credit Facility and through additional equity transactions. We occasionally adjust our capital budget in response to changing operating cash flow forecasts and market conditions, including the prices of oil, natural gas and NGLs, acquisition opportunities and the results of our exploration and development activities.

The following is a table of our capital expenditures for the nine months ended September 30, 2019 (in thousands):

U.S. drilling & completions	$236,687
Mexico appraisal & exploration	68,868
Asset management	49,052
Seismic and G&G, land, capitalized G&A and other	49,881

Total capital expenditures	$404,488
Plugging & abandonment	54,406

Total capital expenditures and plugging & abandonment	$458,894

Capital expenditures and plugging and abandonment for the remainder of 2019 are estimated to be approximately $80.0 million to $90.0 million, which we plan to fund through cash flows from operations and borrowings under our Bank Credit Facility.

Comparison for the Years Ended December 31, 2018, 2017 and 2016

Operating Activities. Net cash provided by operating activities increased $87.4 million in 2018 from 2017 primarily attributable to an increase in revenue, offset by a decrease in cash settlements on derivatives and transaction related cost related to the Stone Combination. Net cash provided by operating activities increased $59.9 million from 2017 to 2016 primarily due to an increase in revenue, offset by a decrease in cash settlements gains on our derivative contracts.

Investing Activities. Net cash used in (provided by) investing activities increased $195.1 million in 2018 from 2017 primarily attributable to $280.9 million of cash received from the Stone Combination and Whistler Acquisition, partially offset by an increase of $85.7 million in capital expenditures. The increase of $41.3 million in net cash used in investing activities from 2017 to 2016 primarily related to a decrease in capital expenditures.

Financing Activities. Net cash used in (provided by) financing activities increased by $174.8 million in 2018 from 2017 primarily attributable to the repayment of $403.0 million related to the LLC Bank Credit Facility, $54.0 million related to the repayment of the Bank Credit Facility, $25.3 million related to the redemption of our 2018 Senior Notes and other long-term debt, $17.0 million in deferred financing cost, partially offset by proceeds received from the Bank Credit Facility of $319.0 million. Net cash provided by financing activities decreased $110.0 million in 2017 from 2016 primarily related to a reduction of $91.9 million net contribution from our Sponsors.

Capital Expenditures. We fund exploration and development activities primarily through operating cash flows, cash on hand, and through borrowings under the Bank Credit Facility, if necessary. Historically, we have funded significant property acquisitions with the issuance of senior notes, borrowings under the Bank Credit Facility and through additional equity issuances. We occasionally adjust our capital budget in response to changing operating cash flow forecasts and market conditions, including the prices of oil, natural gas and NGLs, acquisition opportunities and the results of our exploration and development activities.

The following is a table of our capital expenditures, excluding acquisitions, for the year ended December 31, 2018 (in thousands):

U.S. drilling & completions	$163,100
Mexico appraisal & exploration	14,492
Asset management	52,452
Seismic and G&G, land, capitalized G&A and other(1)	47,637

Total capital expenditures	$277,681
Plugging & abandonment	112,946

Total capital expenditures and plugging & abandonment	$390,627

(1)

Amount excludes $29.8 million of accrued, but unpaid change of control costs for the seismic acquired as part of the Stone Combination, $3.6 million of non-cash share-based awards and $9.0 million of reimbursements related to corporate office leasehold improvements.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of September 30, 2019.

Contractual Obligations

We are party to various contractual obligations. Some of these obligations may be reflected in our accompanying financial statements located elsewhere in this Information Statement, while other obligations, such as operating leases and capital commitments, are not reflected in our accompanying financial statements located elsewhere in this Information Statement.

The following table and discussion summarizes our contractual cash obligations as of December 31, 2018 (in thousands):

	2019	2020	2021	2022	Thereafter	Total(4)
Long-term financing obligations:
Debt Principal	$443	$462	$482	$662,431	$8,677	$672,495
Debt Interest	59,960	59,941	59,922	17,313	2,129	199,265
Vessel Commitments(1)	35,206	—	—	—	—	35,206
Derivative liabilities	550	—	—	—	—	550
Operating Lease Obligations	3,622	4,315	4,016	4,298	27,225	43,476
Capital lease(2)	45,000	45,000	45,000	45,000	18,750	198,750
Purchase Obligations	15,562	11,921	7,921	—	—	35,404
Mexico minimum work program	—	19,277	—	—	—	19,277

Total contractual obligations(3)(4)	$160,343	$140,916	$117,341	$729,042	$56,781	$1,204,423

(1)

Includes vessel commitments we will utilize for certain deep water well intervention and decommissioning activities. These commitments represent gross contractual obligations and accordingly, other joint owners in the properties operated by us will be billed for their working interest share of such costs. Includes commitments for drilling rigs and Helix’s Q4000 well intervention vessel we will utilize for certain deep water well intervention and decommissioning activities.

(2)	Lease agreement for the HP-I floating production facility in the Phoenix Field.
(3)	Includes committed purchase orders to execute planned future drilling and completion activities. Includes seismic use agreements.

(4)

This table does not include our estimated discounted liability for dismantlement, abandonment and restoration costs of oil and natural gas properties of $382.8 million as of December 31, 2018. For additional information regarding these liabilities, please see our financial statements located elsewhere in this Information Statement.

Critical Accounting Policies and Estimates

We consider accounting policies related to oil and natural gas properties, proved reserve estimates, fair value measure of financial instruments, asset retirement obligations, revenue recognition, imbalances and production handling fees, income taxes as critical accounting policies. The policies include significant estimates made by management using information available at the time the estimates are made. However, these estimates could change materially if different information or assumptions were used. See our financial statements and related notes included elsewhere in this Information Statement for more information.

Recently Adopted Accounting Standards

See our financial statements and related notes included elsewhere in this Information Statement for more information.

Recently Issued Accounting Standards

See our financial statements and related notes included elsewhere in this Information Statement for more information for recently issued accounting standards applicable to the Company.

Quantitative and Qualitative Disclosures About Market Risk

We are currently exposed to market risk in two areas: commodity prices and, to a lesser extent, interest rate risk. Our risk management activities involve the use of derivative financial instruments to mitigate the impact of market price risk exposures primarily related to our oil and natural gas production. All derivatives are recorded on the consolidated balance sheet at fair value with settlements of such contracts and changes in the unrealized fair value recorded as price risk management activities income (expense) on the consolidated statements of operations in each period.

Commodity Price Risks

Oil and natural gas prices can fluctuate significantly and have a direct impact on our revenues, earnings and cash flow. During year ended December 31, 2018, our average oil price realizations after the effect of derivatives increased 9% to $57.12 per Bbl from $52.46 per Bbl in the comparable 2017 period. Our average natural gas prices realizations after the effect of derivatives increased 8% during the year ended December 31, 2018 to $3.16 per Mcf from $2.93 per Mcf in the comparable 2017 period.

Price Risk Management Activities

We have attempted to mitigate commodity price risk and stabilize cash flows associated with our forecasted sales of oil and natural gas production through the use of oil and natural gas swaps. These contracts will impact our earnings as the fair value of these derivatives changes. Our derivatives will not mitigate all of the commodity price risks of our forecasted sales of oil and natural gas production and, as a result, we will be subject to commodity price risks on our remaining forecasted production.

We had commodity derivative instruments in place to reduce the price risk associated with future production of 9,146 MBbls of crude oil and 11,133 MMBtu of natural gas at December 31, 2018, with a net derivative liability position of $74.9 million. For additional information regarding our commodity derivative instruments, see financial statements and related notes thereto located elsewhere in this Information Statement. The table below presents the hypothetical sensitivity of our commodity price risk management activities to changes in fair values arising from immediate selected potential changes in oil and natural gas prices at December 31, 2018 (in thousands):

		Oil and Natural Gas Derivatives
		10 Percent Increase		10 Percent Decrease
	Fair Value	Fair Value	Change	Fair Value	Change
Price impact(1)	$74,923	$30,174	$(44,749)	$119,776	$44,853

(1)	Presents the hypothetical sensitivity of our commodity price risk management activities to changes in fair values arising from changes in oil and natural gas prices.

Variable Interest Rate Risks

We had total debt outstanding of $655.3 million at December 31, 2018, net of unamortized original issue discount and deferred financing costs. Of this, $397.9 million was from our New Second Lien Notes, 7.50% Stone Senior Notes and Building Loan, which bear interest at fixed rates. The remaining $257.4 million is from borrowings under our Bank Credit Facility with variable interest rates. We are subject to the risk of changes in interest rates under our Bank Credit Facility. In addition, the terms of our Bank Credit Facility require us to pay higher interest rates as we utilize a larger percentage of our available borrowing base. We manage our interest rate exposure by maintaining a combination of fixed and variable rate debt and monitoring the effect of market changes in interest rates. We believe our interest rate risk exposure is partially mitigated as a result of fixed interest rates on 61% of our debt. The interest rate on our variable rate debt at December 31, 2018 was 5.46%. A 10% change in the interest rate on this variable rate debt balance at December 31, 2018 would change interest expense for the year ended December 31, 2018 by approximately $0.7 million.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF

OPERATIONS OF THE SELLERS

The Target Assets

On December 10, 2019, Talos announced that it had entered into a series of definitive agreements to acquire Target Assets, which included a broad portfolio of U.S. Gulf of Mexico producing assets, exploration prospects and acreage from the Sellers. Specifically, Talos signed definitive agreements to acquire all producing assets, primary term acreage and prospects of the ILX I Target Entities, certain producing assets and all primary term acreage and prospects of the ILX II Target Entities, all primary term acreage and prospects of ILX III Target Entities and all producing assets, primary term acreage and prospects of the Castex Target Entities. On February 28, 2020, the Company, Talos Production and the Sellers consummated the Acquisitions pursuant to the Purchase Agreements.

Factors Affecting the Comparability of the Sellers’ Financial Condition and Results of Operations

The financial statements include subsidiary entities excluded from the Target Assets and may not be indicative of the results achieved, or financial position obtained, had Talos been the historical owner of the Target Assets. Further, the Target Assets exclude certain properties, financial instruments, and working capital, as follows:

•	cash from ILX Holdings and ILX Holdings II;

•	working capital accounts of ILX Holdings and ILX Holdings II;

•	derivatives of the Target Assets;

•	debt of the Target Assets;

•	capital contribution, distributions or retained earnings; and

•	interest in the Katmai field from ILX Holdings II.

On November 14, 2018, the Castex Sellers acquired a group of oil and natural gas properties in the Gulf of Mexico from McMoran Oil & Gas LLC (“McMoran Acquisition”). For a further discussion, see the financial statements of the Castex Sellers located elsewhere in this Information Statement.

Known Trends and Uncertainties

Volatility in Oil, Natural Gas and NGL Prices — Historically, the markets for oil and natural gas have been volatile. The Sellers’ revenue, profitability, access to capital and future rate of growth depends upon the price the Sellers’ receive for their sales of oil, natural gas and NGL production. Oil, natural gas and NGL prices are subject to wide fluctuations in response to relatively minor changes in supply and demand.

BOEM Bonding Requirements — In order to cover the various decommissioning obligations of lessees on the OCS, BOEM generally requires that lessees post some form of acceptable financial assurances that such obligations will be met, such as surety bonds. The cost of such bonds or other financial assurance can be substantial, and the Sellers can provide no assurance that they can continue to obtain bonds or other surety in all cases. As many BOEM regulations are being reviewed by the agency, the Sellers may be subject to additional financial assurance requirements in the future. For example, in July 2016, BOEM issued the 2016 NTL to clarify the procedures and guidelines that BOEM Regional Directors use to determine if and when additional financial assurances may be required for OCS leases, ROWs and RUEs. The 2016 NTL became effective in September 2016, but BOEM subsequently postponed any implementation of the 2016 NTL and has indicated they will be issuing a modified or substitute NTL. This extension for implementation currently remains in effect. The Sellers remain in active discussions with government regulators and industry peers with regard to any future rulemaking and financial assurance requirements. Notwithstanding BOEM’s 2016 NTL, BOEM may also bolster its financial assurance requirements mandated by rule for all companies operating in federal waters. The future cost of compliance with respect to supplemental bonding, including the obligations imposed on the Sellers as a result of the 2016 NTL, to the extent implemented, as well as any other future BOEM directives, or any other changes to BOEM’s rules applicable to the Sellers’ or any of the Sellers’ subsidiaries’ properties, could materially and adversely affect the Sellers’ financial condition, cash flows and results of operations.

Deepwater Operations — The ILX Sellers have interests in deepwater fields in the Gulf of Mexico. Operations in the deepwater can result in increased operational risks as has been demonstrated by the Deepwater Horizon disaster in 2010. Despite technological advances since this disaster, liabilities for environmental losses, personal injury and loss of life and significant regulatory fines in the event of a disaster could be well in excess of insured amounts and result in significant current losses on the Sellers’ statements of operations as well as going concern issues.

Hurricanes — Since the Sellers’ operations are located in the state and federal waters of the U.S. Gulf of Mexico and onshore Louisiana, the Sellers’ are particularly vulnerable to the effects of hurricanes on production. Additionally, affordable insurance coverage for property damage to the Sellers’ facilities for hurricanes has become less effective due to rising retentions and limitations on named windstorm coverage and has been difficult to obtain at times in recent years. Significant hurricane impacts could include reductions and/or deferrals of future oil and natural gas production and revenues, increased lease operating expenses for evacuations and repairs and possible acceleration of plugging and abandoning costs.

How the Sellers Evaluate Operations

The Sellers use a variety of financial and operational metrics to assess the performance of its oil and natural gas operations, including:

•	production volumes;

•	realized prices on the sale of oil, natural gas and NGLs, including the effect of commodity derivative contracts (however, Talos is not acquiring any commodity derivative contracts from the Sellers);

•	lease operating expenses; and

•	capital expenditures.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with GAAP. Unless otherwise specified or the context otherwise requires, all references in these notes to the Sellers are to ILX Holdings, ILX Holdings II and the Castex Sellers on a combined basis. As the ILX III Target Entities had only nominal historical revenues during the periods presented, no historical information regarding ILX Holdings III’s financial position or results of operations has been included in the combined information set forth in this section, and no historical financial statements of ILX Holdings III have been included in this Information Statement. As a result, references to the ILX Sellers within this section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Sellers” refer to ILX Holdings and ILX Holdings II on a combined basis. The historical financial position or results of operations of ILX Holdings and ILX Holdings II are presented on a combined basis and any intercompany balances and transactions are eliminated in combination. References to the Castex Sellers refer to Castex 2014 and Castex 2016 on a combined basis.

Sources of Revenues

ILX Holdings and ILX Holdings II adopted the new revenue standard on January 1, 2018 using the modified retrospective method for all new contracts entered into after January 1, 2018 and all existing contracts for which revenues have not been recognized under the previous revenue guidance as of December 31, 2017. Although ILX

Holdings and ILX Holdings II did not identify changes to their revenue recognition that resulted in a cumulative adjustment to retained earnings on January 1, 2018, the adoption of the accounting guidance resulted in enhanced disclosures related to revenue recognition policies, the Sellers’ performance obligations and significant judgments used in applying the new revenue standard. The Castex Sellers were not required and have not adopted the new revenue standard.

The Sellers’ revenues are derived from the sale of its oil and natural gas production, as well as the sale of NGLs that are extracted from their natural gas during processing. The Sellers’ oil, natural gas and NGL revenues do not include the effects of derivatives, which are reported in price risk management activities income in the Sellers’ consolidated statements of operations.

The following table presents a breakout of each revenue component for the ILX Sellers:

	Year Ended December 31,			Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
	2018	2017	2016
Revenue breakout:
Oil revenue	89.6%	84.6%	86.6%	91.7%	90.5%
Natural gas revenue	5.7%	9.1%	11.8%	5.2%	4.9%
NGL revenue	4.6%	6.3%	1.6%	2.9%	4.6%
Other	0.1%	0.0%	0.0%	0.2%	0.0%

The following table presents a breakout of each revenue component for the Castex Sellers:

	Year Ended December 31,		Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
	2018	2017
Revenue breakout:
Oil revenue	43.2%	37.6%	59.2%	42.5%
Natural gas revenue	48.8%	49.0%	31.5%	52.7%
NGL revenue	9.7%	8.0%	6.2%	11.1%
Derivative instrument activities	-1.8%	5.4%	3.1%	-6.3%

The Sellers’ revenues may vary significantly from period to period as a result of changes in volumes of production sold or changes in commodity prices.

Realized Prices on the Sale of Oil, Natural Gas and NGLs — The NYMEX WTI prompt month oil settlement price is a widely used benchmark in the pricing of domestic oil in the United States. The actual prices realized from the sale of oil differ from the quoted NYMEX WTI price as a result of quality and location differentials. For example, the prices realized on the oil produced are affected by the Gulf of Mexico Basin’s proximity to U.S. Gulf Coast refineries and the quality of the oil production sold in Eugene Island Crude, Louisiana Light Sweet Crude and Heavy Louisiana Sweet Crude markets.

The NYMEX Henry Hub price of natural gas is a widely used benchmark for the pricing of natural gas in the United States. Similar to oil, the actual prices realized from the sale of natural gas differ from the quoted NYMEX Henry Hub price as a result of quality and location differentials. Currently, the sales points of gas production are generally within close proximity to the NYMEX Henry Hub which creates a minimal differential in the prices received for production versus average NYMEX Henry Hub prices.

In the past, oil and natural gas prices have been extremely volatile, and the Sellers expect this volatility to continue.

To achieve more predictable cash flow, and to reduce exposure to adverse fluctuations in commodity prices, from time to time the Sellers enter into commodity derivative arrangements for each Seller’s anticipated production. By removing a significant portion of price volatility associated with anticipated production, the Sellers believe they will mitigate, but not eliminate, the potential negative effects of reductions in oil and natural gas prices on each Seller’s cash flow from operations for those periods. However, in a portion of each Seller’s current positions, each Seller’s price risk management activity may also reduce the Sellers’ ability to benefit from increases in prices. The Sellers will sustain losses to the extent each Seller’s commodity derivatives contract prices are lower than market prices and, conversely, the Sellers will sustain gains to the extent each Seller’s commodity derivatives contract prices are higher than market prices.

Following completion of the Transactions, Talos does not intend to acquire the Sellers’ commodity derivative instruments. Talos’ hedging strategy and future hedging transactions will be determined at its discretion and may be different from what each Seller has done on a historical basis.

Expenses — Common to the Sellers

Operating expense — Operating expense consists of the daily costs incurred to bring oil, natural gas and NGLs out of the underground formation and to the market, together with the daily costs incurred to maintain producing properties. Expenses for direct labor, materials and supplies, rental and third-party costs comprise the most significant portion of the Sellers’ operating expense. It further consists of costs associated with major remedial operations on completed wells to restore, maintain or improve the well’s production. Because the amount of workover and maintenance expense is closely correlated to the levels of workover activity, which is not regularly scheduled, workover and maintenance expense is not necessarily comparable from period to period.

Interest expense — The Sellers finance a portion of their working capital requirements, capital expenditures and acquisitions with working capital and debt. As a result, the Sellers incur interest expense that is affected by both fluctuations in interest rates and their financing decisions. Interest includes interest incurred under their debt agreements, the amortization of deferred financing costs (including origination and amendment fees), commitment fees, performance bond premiums and annual agency fees. Interest expense is net of capitalized interest on expenditures made in connection with exploratory projects that are not subject to current amortization.

Derivative Instruments — The Sellers may periodically utilize derivative instruments to manage the commodity price risk inherent in its oil and natural gas production. Derivative instruments are carried on the consolidated balance sheet at fair value and recorded as either an asset or liability. Changes in the fair value of the derivative instruments are recorded in earnings unless specific hedge accounting criteria are met. At this time, the Sellers have elected not to use hedge accounting for its derivative instruments and, accordingly, the derivative instruments are marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statement of operations. The related cash flow impact of the derivative activities is reflected as cash flows from operating activities on the consolidated statement of cash flows.

Income Tax Expenses — The Sellers were a series of wholly-owned limited liability companies, certain of which held interests in two tax partnerships for U.S. federal income tax purposes, and no such entities were subject to U.S. federal income tax or material state income tax at the entity level. As such, the Sellers did not recognize U.S. federal income tax expense or material state income tax expense. In connection with the Transactions, the Target Assets were purchased by Talos who is subject to federal and state income taxes. Talos records current income taxes based on estimates of current taxable income and provide for deferred income taxes to reflect estimated future income tax payments and receipts. The Target Assets are not partnerships for tax purposes — each of the acquired properties is a disregarded entity (and certain of the disregarded entities owned (i) a nominal interest in the Delta House entities and (ii) interests in two tax partnerships).

Expenses — ILX Specific

Depletion and Amortization — Depletion and amortization of the cost of proved oil and gas properties and investments in overriding royalty interests (“ORRIs”) are calculated using the units-of-production method. Proved developed reserves are used as the base for depleting capitalized costs associated with successful exploratory well costs, development costs and related facilities, other than offshore platforms. The sum of proved developed and proved undeveloped reserves is used as the base for depleting or amortizing leasehold acquisition costs, costs to construct offshore platform and associated asset retirement costs, and investments in ORRIs.

General and administrative expense — General and administrative expense generally consists of audit and other fees for professional services and legal compliance.

Management fees and overhead reimbursement — Management fees and overhead reimbursement represent annual overhead reimbursement paid to the ILX Sellers’ manager for the performance of certain management, administrative and technical services for the exploration and development of oil and gas prospects on ILX Seller’s leasehold interests in the Gulf of Mexico.

Dry-hole and geological costs — Dry-hole costs are those costs incurred to drill and develop a well that is ultimately found to be incapable of producing either oil or natural gas in sufficient quantities to justify completion of the well. Geological costs represent costs incurred to obtain seismic data, surveys and lease rentals for the ILX Sellers’ projects.

Impairment of Long-Lived Assets — The ILX Sellers review the carrying value of its oil and gas properties for impairment whenever events and circumstances indicate that the recorded carrying value of its oil and gas properties may not be recoverable. Impairments are determined by comparing estimated future net undiscounted cash flows to the carrying value of the assets at the time of the review. If the carrying value exceeds the estimated future net undiscounted cash flows, the carrying value of the asset is written down to fair value, which is determined using valuation techniques that include both market and income approaches and use Level 3 inputs. The fair value determinations require considerable judgment and are sensitive to change. Different pricing assumptions, reserve estimates or discount rates could result in a different calculated impairment.

Expenses — Castex Specific

Depreciation, depletion and amortization — Capitalized costs associated with proved reserves are amortized on a country by country basis over the life of the total proved reserves using the unit-of-production method, computed quarterly.

General and administrative expense — General and administrative expense generally consists of costs incurred for overhead, including payroll and benefits for the Castex Sellers’ corporate staff, costs of maintaining headquarters, costs of managing production operations, bad debt expense, equity based compensation expense, audit and other fees for professional services and legal compliance.

Impairment of Long-Lived Assets — The Castex Sellers’ capitalized costs are limited to a ceiling based on the present value of future net revenues from proved reserves, discounted at 10%, plus the lower of cost or estimated fair value of unproved oil and natural gas properties not being amortized. Any costs in excess of the ceiling are recognized as a non-cash impairment expense on the Castex Sellers’ consolidated statement of operations and an increase to accumulated depreciation, depletion and amortization on the Castex Sellers’ consolidated balance sheet. The expense will not be reversed in future periods, even though higher oil, natural gas and NGL prices may subsequently increase the ceiling. The Castex Sellers perform this ceiling test calculation each quarter. In accordance with SEC rules and regulations, SEC Pricing is utilized when performing the ceiling test. Prices and costs are held constant over the life of the reserves, even though actual prices and costs of oil and natural gas are often volatile and may change from period to period.

Results of Operations — ILX Sellers

Revenue — ILX Sellers

The information below provides a discussion of, and an analysis of significant variances in the oil and natural gas revenues, production volumes and sales prices of the ILX Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,		Change
	2019	2018	2019 vs. 2018
Revenues:
Oil and natural gas	$202,303	$153,809	$48,494
Overriding royalty interest revenue	3,629	3,747	(118)
Other	511	—	511

Total revenue	$206,443	$157,556	$48,887
Total Production Volumes:
Oil (MBbls)	3,066	2,098	968
Natural gas (MMcf)	3,763	2,777	986
NGL (MBoe)	389	264	125

Total production volume (MBoe)	4,081	2,825	1,256
Daily Production Volumes:
Oil (MBblpd)	11.2	7.7	3.5
Natural gas (MMcfpd)	13.7	10.1	3.6
NGL (MBoepd)	1.4	1.0	0.4

Total production volume (MBoepd)	14.9	10.3	4.6
Average sale price per unit:
Oil (per Bbl)	$61.73	$67.98	$(6.25)
Natural gas (per Mcf)	$2.82	$2.77	$0.05
NGL (per Boe)	$15.62	$27.44	$(11.82)

Price per Boe	$50.46	$55.78	$(5.32)

The information below provides an analysis of the change in oil, natural gas and NGL revenues, due to changes in sales prices and production volumes for the ILX Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30, 2019 vs. September 30, 2018
	Price	Volume	Total
Oil	$(19,136)	$65,743	$46,607
Natural gas	$197	$2,729	$2,926
NGL	$(4,593)	$3,437	$(1,156)

2019 vs. 2018 — Oil revenue increased due to increased oil production volumes, partially offset by decreased realized oil prices. The increase in production volumes was primarily attributable to (i) commencement of production from the Caddis and Claiborne projects during fourth quarter 2018 coupled with (ii) overall increases in production from the Neidermeyer and Odd Job projects. The Neidermeyer project, which experienced extended shut-in since late-December 2017 due to replacement of well jumpers, resumed production in second half of 2018. The Odd Job Project experienced an increase in production volumes from an additional well, which commenced production during third quarter 2018.

The information below provides a discussion of, and an analysis of significant variances in the oil and natural gas revenues, production volumes and sales prices of the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Year Ended December 31,			Change
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
Revenues:
Oil and natural gas	$216,771	$184,541	$126,959	$32,230	$57,582
Overriding royalty interest revenue	5,022	5,244	4,167	(222)	1,077
Other	181	—	—	181	—

Total revenue	$221,974	$189,785	$131,126	$32,189	$58,659
Total Production Volumes:
Oil (MBbls)	3,000	3,217	2,830	(217)	387
Natural gas (MMcf)	4,012	5,650	5,603	(1,638)	47
NGL (MBoe)	384	569	249	(185)	320

Total production volume (Mboe)	4,053	4,728	4,013	(675)	715
Daily Production Volumes:
Oil (MBblpd)	8.2	8.8	7.7	(0.6)	1.1
Natural gas (MMcfpd)	11.0	15.5	15.3	(4.5)	0.2
NGL (MBoepd)	1.1	1.6	0.7	(0.5)	0.9

Total production volume (MBoepd)	11.1	13.0	11.0	(1.9)	2.0
Average sale price per unit:
Oil (per Bbl)	$66.32	$49.92	$40.15	$16.40	$9.77
Natural gas (per Mcf)	$3.16	$3.06	$2.75	$0.10	$0.31
NGL (per Boe)	$26.41	$20.94	$8.38	$5.47	$12.56

Price per Boe	$54.73	$40.14	$32.68	$14.59	$7.46

The information below provides an analysis of the change in oil, natural gas and NGL revenues, due to changes in sales prices and production volumes for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	2018 vs. 2017			2017 vs. 2016
	Price	Volume	Total	Price	Volume	Total
Oil	$49,228	$(10,802)	$38,426	$31,413	$15,535	$46,948
Natural gas	$389	$(5,016)	$(4,627)	$1,747	$130	$1,877
NGL	$2,096	$(3,888)	$(1,792)	$7,151	$2,683	$9,834

2018 vs. 2017 — Oil revenue increased due to increased oil realized prices partially offset by decreased production volumes. The decrease in production volumes was primarily attributed to decline in production activities from the Dantzler, Marmalard, Neidermeyer and Otis projects during 2018. The Marmalard and Neidermeyer projects, which were shut-in since late-December 2017 due to replacement of well jumpers, resumed production in second half of 2018. The Dantzler project experienced a decline in production rate due to a mechanical issue. The Otis project, which was shut-in in November 2017 due to subsea issues, resumed production during fourth quarter 2018. These decreases were partially offset by the commencement of production from the Crown and Anchor project during second quarter 2018 and an overall increase in production volume from the Barataria and South Santa Cruz projects, which commenced production during second quarter 2017.

2017 vs. 2016 — Oil revenue increased due to increased oil realized prices coupled with increased oil production volumes. The increase in production volumes was primarily attributable to (i) commencement of production from the Barataria and South Santa Cruz projects during second quarter 2017 coupled with (ii) overall increases in production from the Beta project, two wells commenced production during second half of 2016 and one well during second quarter 2017, and the Odd Job project, which commenced production during fourth quarter 2016. These increases were partially offset by decreased production activities from the Dantzler project, which experienced a decline in production rate during 2017 due to a mechanical issue.

Expenses — ILX Sellers

Operating Expense — ILX Sellers

The information below provides the financial results and an analysis of significant variances in operating expense items for the ILX Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
Operating expenses	$60,187	$32,464

2019 vs. 2018 — Total operating expense for the nine months ended September 30, 2019 increased by approximately $27.7 million, or 85% as compared to the nine months ended September 30, 2018. This increase was primarily related to $18.1 million in production costs, which include lease operating expense, transportation and processing expense and insurance expense, coupled with $9.8 million in workover expenses related primarily to remediation work for mechanical issues in the Marmalard Project. The increase in production costs was primarily associated with operating an increased number of producing wells as discussed above.

The information below provides the financial results and an analysis of significant variances in operating expense items for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Year Ended December 31,
	2018	2017	2016
Operating expenses	$47,923	$50,429	$70,118

2018 vs. 2017 — Total operating expense for the fiscal year ended December 31, 2018 decreased by approximately $2.5 million, or 5% as compared to the fiscal year ended December 31, 2017. While production costs have decreased slightly, operating expense per Boe increased from $10.67 per Boe to $11.83 per Boe as a result of ongoing fixed costs attributable to certain projects, which experienced decrease in production volumes as a result of periodic shut-ins during 2018.

2017 vs. 2016 — Total operating expense for the fiscal year ended December 31, 2017 decreased by approximately $19.7 million, or 28% as compared to the fiscal year ended December 31, 2016. Operating expense per Boe decreased from $17.47 per Boe to $10.67 per Boe during the year ended December 31, 2017. The decrease was primarily due to a reduction in production handling fees from $15.50 per Boe to $9.50 per Boe for the Diller, Marmalard and Neidermeyer projects effective July 2016 and further reduced to $4.50 per Boe effective December 2016. The reduction in production handling fees was a result of reaching certain production hurdles in accordance with their production handling agreement relating to the Delta House production facility.

Depreciation, Depletion, Amortization and Impairment — ILX Sellers

The information below provides the financial results and an analysis of significant variances in depreciation, depletion and amortization for the ILX Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
Depreciation, depletion and amortization	$85,750	$85,232
Impairment of oil and gas properties	$12,577	$—

2019 vs. 2018 — Depreciation, depletion, and amortization expense for the nine months ended September 30, 2019 increased by approximately $0.5 million, or 1% as compared to the nine months ended September 30, 2018. The increase was attributable to an increase in production volumes partially offset by a $9.16 per Boe or 30% decrease in the depletion rate on the ILX Sellers’ proved oil and natural gas properties during the nine months ended September 30, 2019. Depletion rate on a per Boe basis decreased primarily due to increased production volumes.

Impairment expense for the nine months ended September 30, 2019 of $12.6 million related to the Otis Project. In fourth quarter 2019, the new operator of the Otis Project determined that the project, which was shut-in since May 2019 due to severe water production, is unlikely to resume production. The new operator has not found an economic option to realize additional value from any remaining reserves on the project. The new operator’s determination relating to the Otis Project represented the culmination of conditions existing as of September 30, 2019. There was no impairment expense during the nine months ended September 30, 2018.

The information below provides the financial results and an analysis of significant variances in depreciation, depletion, amortization and impairment items for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Year Ended December 31,
	2018	2017	2016
Depreciation, depletion and amortization	$112,117	$112,515	$88,007
Impairment of oil and gas properties	$9,706	$39,294	$—

2018 vs. 2017 — Depreciation, depletion and amortization expense for the year ended December 31, 2018 decreased by approximately $0.4 million, or 0% as compared to year ended December 31, 2017. The decrease was attributable to a decrease in production volumes partially offset by an increase of $3.87 per Boe or 16% in the depletion rate on the ILX Sellers’ proved oil and natural gas properties during the year ended December 31, 2017. Depletion on a per Boe basis increased primarily due to decreased production volumes.

Impairment expense for year ended December 31, 2018 decreased by approximately $29.6 million or 75% when compared to the year ended December 31, 2017. Impairment expense for the year ended December 31, 2018 related to the Dantzler Project, which was due to revisions to the project’s oil and natural gas reserves estimates and decline in commodity future prices. Impairment expense for the year ended December 31, 2017 related to the Dantzler and Otis projects, which was principally a result of revisions to the projects’ oil and natural gas reserves estimates.

2017 vs. 2016 — Depreciation, depletion and amortization expense for the year ended December 31, 2017 increased by approximately $24.5 million, or 28% as compared to year ended December 31, 2016. This increase was primarily due to an increase in production volumes coupled with an increase of $1.87 per Boe or 9% in the depletion rate on the ILX Sellers’ proved oil and natural gas properties during the year ended December 31, 2017. Depletion on a per Boe basis increased primarily due to increased production volumes.

Impairment expense for the year ended December 31, 2017 increased by approximately $39.3 million from the prior period. This increase was due to impairments for the Dantzler and Otis projects, which were recorded during the fourth quarter of 2017 principally as a result of revisions to the projects’ oil and natural gas reserves estimates. There was no impairment expense during the year ended December 31, 2016.

Dry-Hole Costs — ILX Sellers

2019 vs. 2018 — During each of the nine months ended September 30, 2019 and 2018, the ILX Sellers recorded dry-hole credits of $0.1 million related to projects that were dry holes in prior years.

The information below provides the financial results and an analysis of significant variances in dry hole expenses for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Nine Months Ended September 30,
	2019	2018
Dry-hole costs	$(97)	$(71)

The information below provides the financial results and an analysis of significant variances in dry hole expenses for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Year Ended December 31,
	2018	2017	2016
Dry-hole costs	$(97)	$(1,065)	$16,207

2018 vs. 2017 — During the years ended December 31, 2018 and 2017, the ILX Sellers recorded dry-hole credits of $0.1 million and $1.1 million, respectively, related to projects that were dry holes in prior years.

2017 vs. 2016 — Dry hole costs for the fiscal year ended December 31, 2017 decreased by approximately $17.3 million, or 107% as compared to the fiscal year ended December 31, 2016. This decrease was primarily related to dry hole costs related to well #2 of the Ourse Project, which was determined to be a dry hole in fourth quarter 2016. During the year ended December 31, 2017, the ILX Sellers recorded dry-hole credits of $1.1 million related to projects that were dry holes in prior years.

General and Administrative Expense, Management Fees and Overhead Reimbursement — ILX Sellers

The information below provides the financial results and an analysis of significant variances in general and administrative expenses and overhead reimbursement items for the ILX Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
General and administrative expense	$1,370	$1,300
Overhead reimbursement (management fees)	$5,026	$4,176

2019 vs. 2018 — Total general and administrative expenses for the nine months ended September 30, 2019 increased by approximately $0.1 million, or 5% as compared to the nine months ended September 30, 2018. General and administrative expenses was relatively flat period over period.

Overhead reimbursement (management fees) for the nine months ended September 30, 2019 increased by approximately $0.9 million, or 20% as compared to the nine months ended September 30, 2018, which was primarily related to an increase to the annual overhead reimbursement effective third quarter 2018 as a result of changes in the manager’s headcount and overhead expenses.

The information below provides the financial results and an analysis of significant variances in general and administrative expense and management fees items for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Year Ended December 31,
	2018	2017	2016
General and administrative expense	$2,513	$2,111	$1,953
Management fees	$5,850	$5,000	$7,500

2018 vs. 2017 — Total general and administrative expenses for the year ended December 31, 2018, increased by approximately $0.4 million, or 19% as compared to year ended December 31, 2017. This increase was primarily attributable to an increase in accounting and legal fees totaling $1.3 million, partially offset by $0.7 million in gain from insurance recovery related to the Odd Job Project insurance claim.

Management fees for the year ended December 31, 2018 increased by approximately $0.9 million, or 17% as compared to the year ended December 31, 2017, which was primarily related to an increase to the annual overhead reimbursement effective third quarter 2018 as a result of changes in the manager’s headcount and overhead expenses.

2017 vs. 2016 — Total general and administrative expenses for the year ended December 31, 2017, increased by approximately $0.2 million, or 8% as compared to year ended December 31, 2016. This increase was primarily attributable to $0.4 million related to a deductible expense for the Odd Job insurance claim partially offset by $0.2 million decrease in director and officer insurance premium.

Management fees for the year ended December 31, 2017 decreased by approximately $2.5 million, or 33% as compared to the year ended December 31, 2016. This decrease was primarily related to the revised overhead reimbursement allocation percentages to the ILX Sellers effective January 2017.

Other Income and Expense — ILX Sellers

The following table highlights other income and expense items in total. The information below provides the financial results and an analysis of significant variances in these results for the ILX Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
Dividend income	$436	$159
Interest expense	$(2,185)	$(2,186)
Other income	$—	$11
Derivative instrument income (expense)	$6,325	$(35,230)

2019 vs. 2018 — During the nine months ended September 30, 2019, the ILX Sellers recorded $0.4 million in dividend income as compared to $0.2 million for the nine months ended September 30, 2018. The increase in dividend income is primarily a result of higher distribution received from the investment in Delta House.

Derivative instrument income for the nine months ended September 30, 2019, increased by approximately $41.6 million, or 118% as compared to the nine months ended September 30, 2018. The income of $6.3 million for the nine months ended September 30, 2019 consisted of unrealized gain totaling $8.6 million partially offset by realized loss, net of $2.3 million. The expense of $35.2 million for the nine months ended September 30, 2018 consisted of realized loss totaling $17.9 million and unrealized loss totaling $17.4 million. The unrealized gains or losses on open derivative contracts relate to oil production for future periods; however, changes in the fair value of all open derivative contracts are recorded as a gain or loss on the ILX Sellers’ consolidated statements of operations at the end of each reporting period. As a result of the derivative contracts the ILX Sellers have on its anticipated oil production volumes through 2019, the ILX Sellers expect these activities to continue to impact net income (loss) based on fluctuations in market prices for oil.

The following table highlights other income and expense items in total. The information below provides the financial results and an analysis of significant variances in these results for the ILX Sellers for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	Year Ended December 31,
	2018	2017	2016
Loss on sale of investment in Delta House	$—	$—	$(1,884)
Dividend income	$279	$437	$3,166
Interest expense	$(2,920)	$(1,460)	$—
Other income	$136	$34	$—
Derivative instrument expense	$(1,216)	$(21,975)	$—

2018 vs. 2017 — During the year ended December 31, 2018, the ILX Sellers recorded $0.3 million in dividend income as compared to $0.4 million for the year ended December 31, 2017. The decrease in dividend income is primarily a result of lower distribution received from the investment in Delta House.

During the year ended December 31, 2018, the ILX Sellers recorded interest expense of $2.9 million as compared to $1.5 million for the year ended December 31, 2017. The increase in interest expense is primarily related to $1.0 million in commitment fees for the credit facility and $0.4 million in amortization of deferred financing fees. The credit facility was entered into mid-year 2017, therefore the expense for the year 2018 was for a full year versus a partial year in 2017.

Derivative instrument expense for the year ended December 31, 2018, decreased by approximately $20.8 million, or 94% as compared to the year ended December 31, 2017. The expense of $1.2 million for the year ended December 31, 2018 consisted of realized loss totaling $21.4 million partially offset by unrealized gain totaling $20.2 million. The expense of $22.0 million for the year ended December 31, 2017 consisted of unrealized loss totaling $19.7 million coupled with realized loss totaling $2.2 million. The unrealized gains or losses on open derivative contracts relate to oil production for future periods; however, changes in the fair value of all open derivative contracts are recorded as a gain or loss on the ILX Sellers’ consolidated statements of operations at the end of each month. As a result of the derivative contracts the ILX Sellers have on its anticipated oil production volumes through 2018, the ILX Sellers expect these activities to continue to impact net income (loss) based on fluctuations in market prices for oil.

2017 vs. 2016 — During the year ended December 31, 2017, the ILX Sellers did not record a loss on the sale of the investment in Delta House as compared to a $1.9 million loss for the year ended December 31, 2016. The loss on the sale of investment in Delta House during 2016 was primarily related to the sale of approximately 74% of their investment to a third-party in fourth quarter 2016.

During the year ended December 31, 2017, the ILX Sellers recorded $0.4 million in dividend income as compared to $3.2 million for the year ended December 31, 2016. The decrease in dividend income is primarily due to lower distribution received from the investment in Delta House as a result of the sale of approximately 74% of their investment to third-party in fourth quarter 2016.

During the year ended December 31, 2017, the ILX Sellers recorded interest expense of $1.5 million. There was no credit facility during 2016, therefore the ILX Sellers did not incur interest expense during the year ended December 31, 2016. The increase in interest expense is primarily related to $1.0 million in commitment fees for the credit facility and $0.4 million in amortization of deferred financing fees.

Derivative instrument expense for the year ended December 31, 2017, increased by approximately $22.0 million, or 100% as compared to the year ended December 31, 2017. The expense of $22.0 million for the year ended December 31, 2017 consisted of unrealized loss totaling $19.7 million coupled with realized loss totaling $2.2 million. The ILX Sellers incurred no derivative instrument expense for the year ended

December 31, 2016. The unrealized gains or losses on open derivative contracts relate to oil production for future periods; however, changes in the fair value of all open derivative contracts are recorded as a gain or loss on the ILX Sellers’ consolidated statements of operations at the end of each month. As a result of the derivative contracts the ILX Sellers have on its anticipated oil production volumes through 2017, the ILX Sellers expect these activities to continue to impact net income (loss) based on fluctuations in market prices for oil.

Results of Operations — Castex Sellers

Revenue — Castex Sellers

The information below provides a discussion of, and an analysis of significant variances in the oil and natural gas revenues, production volumes and sales prices of the Castex Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,		Change
	2019	2018	2019 vs. 2018
Revenues:
Oil and gas revenue	$39,960	$19,612	$20,348
Gain (loss) on derivative financial instruments	1,281	(1,163)	2,444

Total revenue and derivative gain (loss)	$41,240	$18,449	$22,792
Total Production Volumes:
Oil (MBbls)	412	115	297
Natural gas (MMcf)	4,953	3,207	1,746
NGL (MBoe)	69	37	32

Total production volume (MBoe)	1,306	686	620
Daily Production Volumes:
Oil (MBblpd)	1.5	0.4	1.1
Natural gas (MMcfpd)	18.1	11.7	6.4
NGL (MBoepd)	0.3	0.1	0.2

Total production volume (MBoepd)	4.8	2.5	2.3
Average sale price per unit:
Oil (per Bbl)	$59.33	$68.44	$(9.12)
Natural gas (per Mcf)	2.62	3.03	(0.41)
NGL (per Boe)	37.09	55.71	(18.62)

Price per Boe	30.60	28.60	2.01

The information below provides an analysis of the change in oil, natural gas and NGL revenues, due to changes in sales prices and production volumes for the Castex Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30, 2019 vs. September 30, 2018
	Price	Volume	Total
Oil	$(3,751)	$20,315	$16,564
Natural gas	(2,020)	5,291	3,271
NGL	(1,282)	1,794	512

2019 vs. 2018 — Total revenues and derivative gain/loss for the nine months ended September 30, 2019 were $41.2 million compared to $18.4 million for the nine months ended September 30, 2018, an increase of approximately $22.8 million or 124%.

Oil revenue increased approximately $16.6 million, or 211%, during the nine months ended September 30, 2019 compared to September 30, 2018. Increase was primarily due to a production increase. The increase was attributable to the production from three new wells in the Oyster Bayou Field which commenced initial production in June 2018. The remaining increase in production is attributable to the McMoran Acquisition which closed in November 2018.

Natural gas revenue increased approximately $3.3 million, or 34%, during the nine months ended September 30, 2019 compared to September 30, 2018. The increase in natural gas production volumes was attributable to the production from three new wells in the Oyster Bayou Field which commenced initial production in June 2018. The remaining increase in production is attributable to the McMoran Acquisition which closed in November 2018.

NGL revenue increased approximately $0.5 million, or 25%, during the nine months ended September 30, 2019 compared to September 30, 2018. The increase in NGL production volumes was attributable to the production from three new wells in the Oyster Bayou Field which commenced initial production in June 2018. The remaining increase in production is attributable to the McMoran Acquisition which closed in November 2018.

Gain on derivative financial instruments for the nine months ended September 30, 2019 increased by $2.4 million, or 210% over the same period in the previous year. This change was reflective of the changes in the underlying commodity prices.

The information below provides a discussion of, and an analysis of significant variances in the oil and natural gas revenues, production volumes and sales prices of the Castex Sellers for the years ended December 31, 2018 and 2017 (in thousands):

	Year Ended December 31,		Change
	2018	2017	2018 vs. 2017
Revenues:
Oil and gas revenue	$33,927	$18,279	$15,649
Gain (loss) on derivative financial instruments	(595)	1,051	(1,646)

Total revenue and derivative gain (loss)	33,332	19,330	14,002
Total Production Volumes:
Oil (MBbls)	223	143	80
Natural gas (MMcf)	4,913	3,075	1,838
NGL (MBoe)	54	33	21

Total production volume (MBoe)	1,096	689	407
Daily Production Volumes:
Oil (MBblpd)	0.6	0.4	0.2
Natural gas (MMcfpd)	13.5	8.4	5.1
NGL (MBoepd)	0.1	0.1	—

Total production volume (MBoepd)	3.0	1.9	1.1
Average sale price per unit:
Oil (per Bbl)	$64.57	$50.65	$13.91
Natural gas (per Mcf)	3.31	3.08	0.24
NGL (Per Boe)	60.41	46.26	14.15

Price per Boe	30.97	26.51	4.45

The information below provides an analysis of the change in oil, natural gas and NGL revenues, due to changes in sales prices and production volumes for the Castex Sellers for the years ended December 31, 2018 and 2017 (in thousands):

	2018 vs. 2017
	Price	Volume	Total
Oil	$3,103	$4,038	$7,141
Natural gas	1,157	5,658	6,815
NGL	759	933	1,692

2018 vs. 2017 — Total revenues and derivative losses for the year ended December 31, 2018 were $33.3 million compared to $19.3 million for the year ended December 31, 2017, an increase of approximately $14 million or 73%.

Oil revenue increased approximately $7.1 million, or 98%, during the twelve months ended December 31, 2018 compared to December 31, 2017. Increase was primarily due to an increase of $13.83 per bbl in the Castex Sellers’ realized oil sales price. The increase in oil production volumes was attributable to the production from three new wells in the Oyster Bayou Field which commenced initial production in June 2018, and from Main Pass Block 270 which commenced initial production in late 2017. The remaining increase in production is attributable to the McMoran Acquisition which closed in November 2018.

Natural gas revenue increased approximately $6.8 million, or 72%, during the twelve months ended December 31, 2018 compared to December 31, 2017. The increase in natural gas production volumes was attributable to the production from three new wells in the Oyster Bayou Field which commenced initial production in June 2018 and from Main Pass Blk 270 which commenced initial production in late 2017.

NGL revenue increased approximately $1.7 million, or 109%, during the twelve months ended December 31, 2018 compared to December 31, 2017. Increase was primarily due to an increase of $2.36 per mcf in the Castex Sellers’ realized NGL sales price. The increase in NGL production volumes was attributable to the production from three new wells in the Oyster Bayou Field which commenced initial production in June 2018 and from Main Pass Blk 270 which commenced initial production in late 2017.

Losses on derivative financial instruments for the year ended December 31, 2018 was $0.6 million, as compared to a $1.1 million gain for the year ended December 31, 2017. This decrease of $1.6 million, or 157%, was reflective of changes in the underlying commodity prices.

Expenses — Castex Sellers

Operating Costs, Severance Taxes, and Transportation Expense — Castex Sellers

The information below provides the financial results and an analysis of significant variances in operating costs and severance taxes for the Castex Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
Operating expenses and severance taxes	$20,105	$5,030

2019 vs. 2018 — Total operating and severance tax expenses for the nine months ended September 30, 2019 increased by approximately $15.1 million, as compared to the nine months ended September 30, 2018. This increase was primarily related to the McMoran Acquisition in November 2018. The remaining increase was related to a full nine months of operating expenses on the three wells in Oyster Bayou Field that commenced production during June 2018.

The information below provides the financial results and an analysis of significant variances in operating costs and severance taxes and transportation expense items for the Castex Sellers for the years ended December 31, 2018 and 2017 (in thousands):

	Year Ended December 31,
	2018	2017
Operating expenses and severance taxes	$8,974	$5,496
Transportation expense	1,427	590

2018 vs. 2017 — Total operating, severance taxes and transportation expenses for the year ended December 31, 2018 increased by approximately $4.3 million, or 71% as compared to the year ended December 31, 2017. This increase was primarily related to the addition of three new wells in the Oyster Bayou Field starting in June, July and September 2018. The remaining increase was due to a full year of operating expenses from Main Pass Block 270 which commenced in late 2017.

Depreciation, Depletion, Amortization and Impairment — Castex Sellers

The following table highlights depreciation, depletion and amortization items in total and on a cost per Boe production basis. The information below provides the financial results and an analysis of significant variances in these results for the Castex Sellers for the nine months ended September 30, 2019 and 2018 (in thousands, except per Boe data):

	Nine Months Ended September 30,
	2019	2018
Depreciation, depletion and amortization	$19,586	$9,774
Impairment of oil and gas properties	26,106	—

2019 vs. 2018 — Depreciation, depletion and amortization expense for the nine months ended September 30, 2019 increased by approximately $9.8 million, or 100% as compared to nine months ended September 30, 2018. This increase was primarily due to increased production from the McMoran Acquisition.

Impairment for the nine months ended September 30, 2019 was $26.1 million compared to nil for the nine months ended September 30, 2018. The impairment expense primarily related to prices.

The following table highlights depreciation, depletion, amortization and impairment items in total and on a cost per Boe production basis. The information below provides the financial results and an analysis of significant variances in these results for the Castex Sellers for the years ended December 31, 2018 and 2017 (in thousands, except per Boe data):

	Year Ended December 31,
	2018	2017
Depreciation, depletion and amortization	$15,154	$9,787
Impairment of oil and gas properties	—	31,645

2018 vs. 2017 — Depreciation, depletion and amortization expense for the year ended December 31, 2018 increased by approximately $5.4 million, or 55% as compared to year ended December 31, 2017. This increase was primarily due to increased production from three discoveries that commenced production mid year.

Impairment for the year ended December 31, 2018 was nil as compared to $31.6 million for the year ended December 31, 2017.

General and Administrative Expense — Castex Sellers

The information below provides the financial results and an analysis of significant variances in general and administrative expense items for the Castex Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
General and administrative expense	$4,597	$2,076

2019 vs. 2018 — General and administrative expense for the nine months ended September 30, 2019, increased by approximately $2.5 million, as compared to the nine months ended September 30, 2018. This increase was primarily attributable to the increase in management fees in 2019 of $3.5 million, offset by fees capitalized of $0.8 million and a decrease in legal fees of $0.2 million. The increase in management fees was attributable to the McMoran Acquisition.

The information below provides the financial results and an analysis of significant variances in general and administrative expense items for the Castex Sellers for the years ended December 31, 2018 and 2017 (in thousands):

	Year Ended December 31,
	2018	2017
General and administrative expense	$2,758	$2,400

2018 vs. 2017 — General and administrative expense for the year ended December 31, 2018, increased by approximately $0.4 million, or 15% as compared to the year ended December 31, 2017. This increase was primarily attributable to the increased legal fees in 2018 of $0.3 million for legal advice.

Other Income and Expense — Castex Sellers

The following table highlights other income and expense items in total. The information below provides the financial results and an analysis of significant variances in these results for the Castex Sellers for the nine months ended September 30, 2019 and 2018 (in thousands):

	Nine Months Ended September 30,
	2019	2018
Interest expense	$(1,082)	$(959)

2019 vs. 2018 — Interest expense for the nine months ended September 30, 2019, increased by approximately $0.1 million, as compared to the nine months ended September 30, 2018. The increase in interest expense is primarily attributable to the increase of the interest rate on the $22.0 million credit line at First Horizon Bank from 4.8% at September 30, 2018 to 5.4% at September 30, 2019.

The following table highlights other income and expense items in total. The information below provides the financial results and an analysis of significant variances in these results for the Castex Sellers for the years ended December 31, 2018 and 2017 (in thousands):

	Year Ended December 31,
	2018	2017
Interest expense	$(1,302)	$(1,051)
Equity income (loss) of unconsolidated entity	—	(4)

2018 vs. 2017 — During the year ended December 31, 2018, the Castex sellers recorded an interest expense of $1.3 million as compared to $1.1 million of interest expense for the year ended December 31, 2017. The increase in interest expense is primarily related to the increase of the interest rate on the $22.0 million credit line at First Horizon Bank from 4.0% at December 31, 2017 to 5.3% at December 31, 2018.

Commitments and Contingencies — ILX Sellers

For a further discussion of the ILX Sellers’ commitments and contingencies, see the financial statements of the ILX Sellers located elsewhere in this Information Statement.

Liquidity and Capital Resources — ILX Sellers

The ILX Sellers’ primary sources of liquidity are cash flow from operating income, capital contributions from the members and existing cash-on-hand. The ILX Sellers have obtained a credit facility during 2017 to provide additional source of funding, if needed. As of September 30, 2019, the ILX Sellers available liquidity (cash plus available capacity under the credit facility) was $185.7 million.

The ILX Sellers have entered into multiple agreements for the acquisition, drilling and development of their oil and gas properties. Historically, the ILX Sellers’ have funded exploration and development activities primarily through capital contributions from members, operating cash flows and cash-on-hand. The ILX Sellers continue to closely manage and coordinate their capital spending within their expected cash flows to provide for the ongoing and future development of their oil and gas properties. The ILX Sellers’ occasionally adjust its respective capital budget in response to oil and natural gas price fluctuations and cyclicality, acquisition opportunities and the results of exploration and development activities.

Overview of Cash Flow Activities — The following table summarizes cash flows provided by (used in) by type of activity, for the following periods (in thousands):

	Nine Months Ended September 30,		Year Ended December 31,
	2019	2018	2018	2017	2016
Operating activities	$145,047	$102,695	$143,106	$137,644	$52,415
Investing activities	$(55,518)	$(49,343)	$(69,382)	$(72,232)	$(197,114)
Financing activities	$(76,400)	$(53,000)	$(71,600)	$(46,913)	$146,493

Comparison for the Nine Months Ended September 30, 2019 and 2018

Operating Activities — Net cash provided by operating activities increased by approximately $42.4 million during the nine months ended September 30, 2019 as compared to the nine months ended September 30, 2018, primarily attributable to an increase in revenue and cash settlement gains on derivative instruments, partially offset by an increase in operating expenses.

Investing Activities — Net cash used in investing activities increased approximately $6.2 million for the nine months ended September 30, 2019 as compared to the nine months ended September 30, 2018 primarily due to an increase in investments in salvage fund of $3.7 million, an increase in capital expenditures of $2.8 million and a decrease in proceeds from insurance recovery of $1.4 million, partially offset by the reimbursement received from operator for capital expenditures of $1.8 million relating to a portion of the cost of the Beta Project platform slot that was utilized by the other third-party working interest owners for the Beta Project’s 8th well. The ILX Sellers as well as other parties that invested in the Beta Project elected not to participate in the drilling of the 8th well proposed by the Beta Project operator.

Financing Activities — Net cash used in financing activities increased approximately $23.4 million for the nine months ended September 30, 2019 as compared to the nine months ended September 30, 2018 due to distributions to members.

Financing Arrangements — As of September 30, 2019, the ILX Sellers did not borrow under the credit facility. The ILX Sellers were in compliance with all debt covenants at September 30, 2019. For additional details on the debt of the ILX Sellers, see the ILX Sellers’ financial statements located elsewhere in this Information Statement.

Capital Expenditures — The following is a table of the ILX Sellers’ capital expenditures, excluding acquisitions, for the nine months ended September 30, 2019 (in thousands), which includes $33.0 million related to the Katmai field, which is excluded from the Transactions:

Drilling & completions	$15,241
Asset management	33,626
Land, capitalized G&A and other	16

Total capital expenditures	$48,883
Plugging & abandonment	—

Total capital expenditures and plugging & abandonment	$48,883

Based upon the ILX Sellers’ current cash position and their current reserve estimates, the ILX Sellers expect cash flows from operations and unfunded funding commitment from their members to be sufficient to cover their commitments and ongoing operations for the next twelve months. However, the ILX Sellers’ ability to generate future operating income and cash flows are dependent on the ongoing development and the related production and sale of oil and gas reserves from their oil and gas properties. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgement, and are subject to frequent revision. To the extent possible, the ILX Sellers have attempted to mitigate certain of these risks by obtaining a credit facility in order to enable the ILX Sellers to meet their operating cash needs and entering into oil derivative contracts to reduce the financial impact of downward commodity price movement. However, the ILX Sellers could be required to take additional future action to support their short-term liquidity needs.

Comparison for the Years Ended December 31, 2018, 2017 and 2016

Operating Activities — Net cash provided by operating activities increased by approximately $5.5 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017, primarily attributable to an increase in revenue, partially offset by cash settlement losses on derivative instruments. Net cash provided by operating activities increased $85.2 million from the year ended December 31, 2017 as compared to year ended December 31, 2016, primarily attributable to an increase in revenue coupled with a decrease in operating expenses due primarily to reduction in production handling fees during 2017 as a result of reaching certain production hurdles in accordance with the production handling agreement relating to the Delta House production facility.

Investing Activities — Net cash used in investing activities decreased approximately $2.9 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017 primarily due to a decrease in investments in salvage fund of $3.1 million coupled with the proceeds from insurance recoveries of $1.4 million, partially offset by an increase in capital expenditures for oil and gas properties of $1.6 million. Net cash used in investing activities decreased $124.9 million from the year ended December 31, 2017 as compared to year ended December 31, 2016 primarily attributable to a decrease in capital expenditures for oil and gas properties of $131.3 million, partially offset by proceeds from the sale of investment in Delta House of $5.6 million and an increase in investments in salvage fund of $0.8 million.

Financing Activities — Net cash used in financing activities increased approximately $24.7 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017 primarily due to a decrease in capital contributions from members of $20.0 million and an increase in distributions to members of $10.1 million, partially offset by the debt acquisition costs related to the issuance of the credit facility during

2017 of $5.3 million. Net cash used in financing activities increased approximately $193.4 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016 primarily attributable to a decrease in capital contributions from members of $126.5 million, an increase in distributions to members of $61.5 million and an increase in debt acquisition costs of $5.3 million.

Financing Arrangements — As of December 31, 2018, the ILX Sellers did not borrow under the credit facility. The ILX Sellers were in compliance with all debt covenants at December 31, 2018. For additional details on the debt of the ILX Sellers, see the ILX Sellers’ financial statements located elsewhere in this Information Statement.

Capital Expenditures — The following is a table of the ILX Sellers’ capital expenditures, excluding acquisitions, for the year ended December 31, 2018 (in thousands), which includes $2.6 million related to the Katmai field, which is excluded from the Transactions:

Drilling & completions	$34,029
Asset management	31,319
Land, capitalized G&A and other	14

Total capital expenditures	$65,362
Plugging & abandonment	—

Total capital expenditures and plugging & abandonment	$65,362

Based upon the ILX Sellers’ current cash position and their current reserve estimates, the ILX Sellers expect cash flows from operations and unfunded funding commitment from their members to be sufficient to cover their commitments and ongoing operations for the next twelve months. However, the ILX Sellers’ ability to generate future operating income and cash flows are dependent on the ongoing development and the related production and sale of oil and gas reserves from their oil and gas properties. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgement, and are subject to frequent revision. To the extent possible, the ILX Sellers have attempted to mitigate certain of these risks by obtaining a credit facility in order to enable the ILX Sellers to meet their operating cash needs and entering into oil derivative contracts to reduce the financial impact of downward commodity price movement. However, the ILX Sellers could be required to take additional future action to support their short-term liquidity needs.

Debt — ILX Sellers

On June 28, 2017, ILX Holdings II entered into a Senior Secured Project Finance Term Loan (as amended on November 30, 2017, June 28, 2019 and December 20, 2019, the “Facility”) that provided for a credit facility in the maximum amount of $250.0 million with initial commitment of $100.0 million and an access to letters of credit (the “LC”) of up to $20.0 million. The Facility and the LCs will be used solely to fund development and pre-development capital expenditures for the Facility’s borrowing base assets and upfront financing costs associated with the Facility. The Facility is secured by substantially all of ILX Holdings II and its wholly owned subsidiaries’ oil and gas properties, as well as its personal property assets. The maturity of the Facility is the earlier of (i) the reserve tail date and (ii) June 27, 2023.

Borrowings under the Facility may be in the form of LIBOR loan or Reference Rate Loan (as defined in the Facility). LIBOR loan bears interest equal to the applicable LIBOR plus the applicable margins ranging from 4.00% to 7.00% depending on the amount of loan outstanding in relation to the borrowing base. Reference Rate Loan bears interest equal to the interest publicly announced by Societe Generale as its reference rate plus the applicable margins ranging from 3.00% to 6.00% depending on the amount of loan outstanding in relation to the borrowing base. ILX Holdings II is also obligated to pay a quarterly commitment fee of 2% per annum payable on the daily unused portion of the lesser of (i) the current borrowing base amount and (ii) the total commitments, as amortized. The Facility contains various covenants, among other things, which requires that ILX Holdings II maintain a (i) minimum equity ratio of 35% throughout the life of the Facility, (ii) cost to completion funding ratio of 1:1, which is tested on a quarterly basis, (iii) corporate funding ratio of 1:1, which is tested on a quarterly basis, (iv) minimum of 1.2x debt service coverage ratio, which is to be maintained quarterly through maturity and (v) leverage ratio of 3.5x of adjusted financial EBITDAX (as defined in the Facility), which will not trigger until the first full quarter ending after the BBA completion date projected in 2019.

The Facility provides for the determination of borrowing base based on ILX Holdings II’s oil and natural gas reserves and other factors. The borrowing base is determined every March 31st and September 30th. As a result of scheduled recalculations in 2018, the Facility’s borrowing base amounts increased to $107.0 million, effective April 1, 2018 and $131.0 million, effective October 1, 2018. The scheduled redetermination in 2019 was deferred until on or before February 28, 2020 pursuant to the amendment to the Facility dated December 20, 2019.

As of September 30, 2019 and December 31, 2018, ILX Holdings II did not borrow under the Facility and was in compliance with all covenants under the Facility.

Off Balance Sheet Arrangements — ILX Sellers

The ILX Sellers did not have any off balance sheet arrangements as of September 30, 2019 or December 31, 2018.

Contractual Obligations — ILX Sellers

The ILX Sellers are party to various contractual obligations. Some of these obligations may be reflected in the ILX Sellers’ accompanying consolidated financial statements, while other obligations, such as capital commitments, are not reflected in the ILX Sellers’ accompanying consolidated financial statements.

The following table and discussion summarizes the ILX Sellers’ contractual cash obligations as of December 31, 2018 (in thousands):

	2019	2020	2021	2022	Thereafter	Total(4)
Long-term financing obligations:
Derivative liabilities	$—	$443	$138	$—	$—	$581
Master Service Agreement	6,700	—	—	—	—	6,700

Total contractual obligations	$6,700	$443	$138	$—	$—	$7,281

The ILX Sellers’ derivative liabilities have been terminated subsequent to December 31, 2018.

Performance Bonds — As of September 30, 2019 and December 31, 2018, the ILX Sellers had no secured performance bonds.

Commitments and Contingencies — Castex Sellers

For a further discussion of the Castex Sellers’ commitments and contingencies, see the financial statements of the Castex Sellers located elsewhere in this Information Statement.

Liquidity and Capital Resources — Castex Sellers

The Castex Sellers’ primary sources of liquidity are cash on hand, operating cash flow, capital commitments from members, and credit facility availability. Historically, the Castex Sellers’ primary sources of cash for working capital, general corporate purposes, and debt service were cash and equivalents and operating cash flow. Exploration capital expenditures have been primarily funded through capital commitments from members and operating cash flow and acquisitions have been primarily funded through capital commitments from members and credit facility availability. As of September 30, 2019, the Castex Sellers’ available liquidity was $10.8 million. This includes a $6.0 million receivable from members and excludes unfunded capital commitments from members.

The Castex Sellers occasionally adjust their respective capital budget in response to changing operating cash flow forecasts and market conditions, including the prices of oil, natural gas and NGLs, acquisition opportunities and the results of the Castex Sellers’ exploration and development activities.

Overview of Cash Flow Activities — The following table summarizes cash flows provided by (used in) by type of activity, for the following periods (in thousands):

	Nine Months Ended September 30,		Year Ended December 31,
	2019	2018	2018	2017
Operating activities	$9,642	$8,729	$19,964	$21,481
Investing activities	$(20,435)	$(24,647)	$(41,892)	$(26,380)
Financing activities	$9,956	$15,510	$15,452	$15,000

Comparison for the Nine Months Ended September 30, 2019 and 2018

Operating Activities — Net cash provided by operating activities increased by approximately $0.9 million for the nine months ended September 30, 2019 as compared to the nine months ended September 30, 2018, primarily due to a decrease in accounts payable.

Investing Activities — Net cash used in investing activities decreased by approximately $4.2 million for the nine months ended September 30, 2019 as compared to the nine months ended September 30, 2018 primarily due to less drilling activity.

Financing Activities — Net cash received in financing activities decreased by approximately $5.6 million for the nine months ended September 30, 2019 as compared to the nine months ended September 30, 2018, primarily due to less capital investment called.

Financing Arrangements — As of September 30, 2019, total debt, net of discount and deferred financing costs, was approximately $22.6 million, comprised of $21.6 million in a reserve based loan and $1.0 million of a note payable.

Capital Expenditures — The following is a table of the Castex Sellers’ capital expenditures, excluding acquisitions, for the nine months ended September 30, 2019 (in thousands):

Drilling & completions	$14,771
Asset management	7,539
Seismic and G&G, land, capitalized G&A and other	3,713

Total capital expenditures	$26,023
Plugging & abandonment	1,119

Total capital expenditures and plugging & abandonment	$27,142

Based on the Castex Sellers’ current cash position, unfunded capital commitments from members, current cash flow from operations and current reserve estimates, the Castex Sellers expect cash flows from operations and unfunded commitments from members to be sufficient to cover their commitments and ongoing operations for the next twelve months. However, the Castex Sellers’ ability to generate future operating income and cash flows are dependent on the ongoing development and the related production and sale of oil and gas reserves from their oil and gas properties. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgment, and are subject to frequent revision. To the extent possible, the Castex Sellers have attempted to mitigate certain of these risks by entering into oil and gas derivative contracts to reduce the financial impact of downward commodity price movement. However, the Castex Sellers could be required to take additional future action including, without limitation, raising debt, including secured debt, or issuing equity to support their short-term liquidity needs.

Comparison for the Years Ended December 31 2018 and 2017

Operating Activities — Net cash provided by operating activities decreased by approximately $1.5 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017, primarily due to an increase in accounts receivable, offset by an increase in accounts payable.

Investing Activities — Net cash used in investing activities increased approximately $15.5 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017 primarily due to increased drilling, construction and installations of facilities and pipelines.

Financing Activities — Net cash used in financing activities increased approximately $0.5 million for the year ended December 31, 2018 as compared to the year ended December 31, 2017, primarily due to a decrease in debt issuance costs.

Financing Arrangements — As of December 31, 2018, total debt, net of discount and deferred financing costs, was approximately $22.5 million, comprised of $21.6 million in a reserve based loan and $0.9 million of a note payable. The Sellers were in compliance with all debt covenants at December 31, 2018. For additional details on the debt of the Sellers, see the Sellers’ financial statements located elsewhere in this Information Statement.

Capital Expenditures — The following is a table of the Castex Sellers’ capital expenditures, excluding acquisitions, for the year ended December 31, 2018 (in thousands):

Drilling & completions	$42,998
Asset management	1,469
Seismic and G&G, land, capitalized G&A and other	3,448

Total capital expenditures	$47,915
Plugging & abandonment	714

Total capital expenditures and plugging & abandonment	$48,629

The Castex Sellers funded capital expenditures at the end of December 31, 2018 through a mix of capital commitments, operating cash flow and cash on hand. The Castex Sellers called $10.0 million in capital in January 2019 to fund their exploration program.

Debt — Castex Sellers

The Castex Sellers have a credit facility with First Horizon bank (formerly First Tennessee Bank) set to mature March 18, 2022. The credit facility is a reserve based loan (“RBL”) governed by a borrowing base which, as is custom, is redetermined twice a year (May and November). As of December 31, 2018, the Castex Sellers had $22.0 million drawn from the RBL on a $30.0 million borrowing base. As of September 30, 2019, the Castex

Sellers had $22.0 million drawn from the RBL on a $23.0 million borrowing base. At the end of October 2019, the Castex Sellers repaid $1.0 million on the loan and on November 1, 2019 the credit facility was $21.0 million drawn, and the borrowing base was lowered to $21.0 million. The next redetermination is set to occur in the Spring of 2020.

The Castex Sellers also have a note payable, which had a balance of $0.9 million as of December 31, 2018. On September 30, 2019 the balance on the note payable was $1.0 million.

Off Balance Sheet Arrangements — Castex Sellers

The Castex Sellers did not have any off balance sheet arrangements as of September 30, 2019.

Contractual Obligations — Castex Sellers

The Castex Sellers are party to various contractual obligations. Some of these obligations may be reflected in the Castex Sellers’ accompanying consolidated financial statements, while other obligations, such as operating leases and capital commitments, are not reflected in the Castex Sellers’ accompanying consolidated financial statements.

The following table and discussion summarizes the Castex Sellers’ contractual cash obligations as of December 31, 2018 (in thousands):

	2019	2020	2021	2022	Thereafter	Total(4)
Long-term financing obligations:
Debt Principal	$0	$930	$0	$22,000	$0	$22,930
Debt Interest	1,330	1,308	1,265	267	0	4,170

Total contractual obligations	$1,330	$2,238	$1,265	$22,267	$0	$27,100

Performance Bonds — As of September 30, 2019 and December 31, 2018, the Castex Sellers had secured performance bonds totaling approximately $51.1 million and $51.1 million, respectively, primarily related to plugging and abandonment of wells and removal of facilities in the United States Gulf of Mexico.

For additional information about certain of the Castex Sellers’ obligations and contingencies, see the Castex Sellers’ financial statements located elsewhere in this Information Statement.

Critical Accounting Policies and Estimates

ILX Sellers

The discussion and analysis of the ILX Sellers’ financial condition and results of operations are based upon its financial statements, which have been prepared in accordance with GAAP. In preparing these financial statements, the ILX Sellers’ management is required to make certain estimates, judgments and assumptions. These estimates, judgments and assumptions affect the reported amounts of the ILX Sellers’ assets and liabilities, including the disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of its revenues and expenses during the periods presented. The ILX Sellers evaluates these estimates and assumptions on an ongoing basis. The ILX Sellers base its estimates and assumptions on historical experience and on various other factors that they believe to be reasonable at the time the estimates and assumptions are made. However, future events and actual results may differ from these estimates and assumptions and such differences may have a material impact on the results of operations, financial position or cash flows. The following is a discussion of the accounting policies and estimates the ILX Sellers believe are most significant.

Oil and Gas Properties — Successful Efforts Method of Accounting

Acquisition, exploration and development costs are accounted for using the successful efforts method. Exploration costs, such as exploratory geological and geophysical costs, delay rentals, annual lease rentals and exploration overhead are expensed as incurred. Costs of acquiring unproved and proved oil and natural gas leasehold acreage, including lease bonuses, brokers’ fees and other related costs are capitalized. The costs of exploratory wells are capitalized or suspended, pending determination of whether proved commercial reserves have been found. This determination may take longer than one year depending on, among other things, whether the well has found a sufficient quantity of reserves to justify its completion as a producing well and where the ILX Sellers are making sufficient progress assessing the reserves and the economic and operating viability of the project. If proved commercial reserves are not found, suspended exploratory well costs are expensed as dry-hole costs. Costs of drilling and equipping developmental wells and related production facilities are capitalized.

Proved Reserves

Estimates of proved reserves are key components of the ILX Sellers’ most significant financial estimates involving its rate for recording depletion and amortization. Annually, the ILX Sellers engage an independent petroleum engineering firm to perform a comprehensive study of its proved properties to determine the quantities of reserves and the period over which such reserves will be recoverable. The estimates of proved reserves are based on the quantities of oil and natural gas that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions. However, there are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future revenues, rates of production and timing of development expenditures, including many factors beyond the ILX Sellers’ control. The estimation process is very complex and relies on assumptions and subjective interpretations of available geologic, geophysical, engineering and production data and the accuracy of reserve estimates is a function of the quality and quantity of available data, engineering and geological interpretation and judgment. In addition, as a result of volatility and changing market conditions, oil and natural gas commodity prices and future development costs will change from period to period, causing estimates of proved reserves and future net revenues to change.

Asset Retirement Obligations

Asset retirement obligations include costs to plug and abandon the ILX Sellers’ wells and to dismantle and relocate or dispose of its production platforms and related structures and restoration costs of land and seabed. The ILX Sellers develop estimates of these costs based upon the type of production structure, water depth, reservoir depth and characteristics and ongoing discussions with the wells’ operators. Because these costs typically extend many years into the future, estimating these future costs is difficult and requires significant judgment that is subject to future revisions based upon numerous factors such as the timing of settlements, the credit-adjusted risk-free rates used and inflation rates, including changing technology and the political and regulatory environment. Estimates are reviewed annually, or more frequently if an event occurs that would dictate a change in assumptions or estimates.

Impairment of Long-Lived Assets

The ILX Sellers review the carrying value of their oil and gas properties whenever events and circumstances indicate that the recorded carrying value of the assets may not be recoverable. Impairments are determined by comparing estimated future net undiscounted cash flows to the carrying value of the assets at the time of the review. If the carrying value exceeds the estimated future net undiscounted cash flows, the carrying value of the asset is written down to fair value, which is determined using a valuation technique that considers both market and income approaches and uses Level 3 inputs. The fair value determinations require considerable judgment and are sensitive to change. Different pricing assumptions, reserve estimates or discount rates could result in a different calculated impairment.

Castex Sellers

Principles of Consolidation

The consolidated financial statements of the Castex Sellers include the accounts of its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Such estimates include, among other things, determining oil and gas reserve estimates recoverable in the future. Furthermore, it is reasonably possible that a change in this estimate could occur in the near future. Significant estimates include volumes of oil and natural gas reserves used in calculating depreciation, depletion and amortization of oil and gas properties, ceiling test, future net revenues, abandonment obligations, the collectability of outstanding accounts receivable and contingencies. Oil and natural gas reserve estimates, which are the basis for unit-of-production depreciation, depletion and amortization, have numerous inherent uncertainties. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Subsequent drilling results, testing and production may justify revision of such estimates. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered. In addition, reserve estimates are sensitive to changes in wellhead prices of crude oil and natural gas. Such prices have been volatile in the past and can be expected to be volatile in the future.

Cash and Cash Equivalents

Cash and cash equivalents include deposits at banks and short term highly liquid investments with original maturities of ninety days or less.

Accounts Receivable

Accounts receivable primarily represent estimated revenues of oil and natural gas for the prior two months. The Castex Sellers’ accounts receivable are generally not collateralized. There was no allowance for doubtful accounts for either of the years presented.

Revenue Recognition

The Castex Sellers follow the sales method of accounting for revenues whereby it recognizes revenues on production as it is taken and delivered to its purchasers, and if collectability of the revenue is probable. At times, owners may take more or less gas production from a property than they are entitled based on their ownership percentages in the property, which results in a production imbalance. As the Castex Sellers follow the sales method of accounting, amounts are recorded as gas imbalances when the amounts owed exceed the Castex Sellers’ share of the cumulative recoverable reserves from that property. As of December 31, 2018 and 2017, the Castex Sellers did not record any gas imbalances.

Property and Equipment

The Castex Sellers account for their investment in oil and gas producing activities using the full-cost method of accounting. Under this method of accounting, all costs, including indirect costs related to exploration and development activities, are capitalized as oil and gas property costs. These costs, and estimated future development costs, are accumulated and are amortized on an equivalent unit-of-production basis using total estimated proved oil and gas reserves. The Castex Sellers account for workovers based on the nature of the work performed. Workover costs incurred for the purpose of restoring production in the same producing horizon are expensed as incurred. Workover costs incurred to explore shallower or deeper horizons to produce reserves from a new formation are capitalized. No gains or losses are recognized on the sale or disposition of oil and gas properties, except for sales which include a significant portion of the total proved reserves, and significantly alter the depletion rate. The cost of unevaluated properties are excluded from the full-cost amortization base until it is determined whether or not proved reserves can be assigned to the properties or impairment has occurred.

Ceiling Test

Under the full-cost method of accounting, a ceiling test is performed quarterly. The test establishes a limit (ceiling) on the book value of oil and gas properties. The capitalized costs of proved oil and gas properties, net of accumulated depreciation, depletion and amortization and previously recognized impairment may not exceed this “ceiling.” The ceiling limitation is the estimated future net cash flows from proved oil and gas reserves, excluding future cash outflows associated with settling asset retirement obligations accrued on the consolidated balance sheets. For the years ended December 31, 2018 and 2017, the Castex Sellers used a twelve month unweighted average price in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2010-03, Extractive Activities—Oil and Gas (Topic 932). If capitalized costs exceed this limit, the excess is charged to impairment expense. No impairment expense was recorded for the year ended December 31, 2018. The Castex Sellers recorded impairment expense of $31.6 million for the year ended December 31, 2017.

Fair Value of Financial Instruments

The Castex Sellers’ financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, derivative financial instruments, and long-term debt. The carrying amounts of these accounts are representative of their respective fair values due to the short-term maturity of these instruments or their interest rate reflective of current market rates except for the derivative financial instruments which are adjusted to fair value at each period end.

Debt Issue Costs

Debt issue costs consist of costs associated with obtaining credit with financial institutions. These costs are capitalized and amortized on a straight-line basis over the life of the credit agreement, which approximates the effective interest method. Amortization expense was $0.3 million and $0.2 million for the years ended December 31, 2018 and 2017, respectively, and is included in interest expense in the consolidated statements of operations. In September 2018, the Castex Sellers expensed the remaining unamortized debt issuance costs of $0.1 million, and recorded $0.4 million of issuance costs associated with its new credit facility.

Investments in Unconsolidated Entities

The Castex Sellers’ investments consist of an investment in CTS-Castex, LLC (“CTS-Castex”) and Castex LaFourche, L.P. (“Castex LaFourche”). The investment in CTS-Castex is accounted for under the equity method of accounting as the Castex Sellers have the ability to exercise significant influence, and the investment in Castex LaFourche is accounted for under the cost method. No equity income for the investment in CTS-Castex was recorded for the years ended December 31, 2018 and 2017, as CTS-Castex has not commenced business operations.

Income Taxes

Operating as a limited liability company, the Castex Sellers are not subject to federal or state income taxes as such income taxes accrue directly to the members.

The Castex Sellers have adopted guidance issued by the FASB regarding accounting for uncertainty in income taxes. The guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. If management believes that an income tax position meets the more likely than not threshold, then the tax benefits of this income tax position would be recognized. There were none recognized for the years ended December 31, 2018 and 2017.

The Castex Sellers have elected to record income tax related interest and penalties as a component of the provision for income tax expense. There were no interest or penalties recognized in the consolidated statements of operations for the years ended December 31, 2018 and 2017.

The Castex Sellers believe that there are no income tax positions taken or expected to be taken that would significantly increase or decrease unrecognized income tax benefits within 12 months of the reporting date.

None of the Castex Sellers’ federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, the period from Inception (April 10, 2014) and later remain subject to examination by the IRS or state tax authorities.

Asset Retirement Obligations

The Castex Sellers follow FASB Accounting Standards Codification (“FASB ASC”) 410-20, Asset Retirement Obligations, which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirements costs. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset.

FASB ASC 410-20 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depleted over the life of the asset. An ongoing accretion expense is recognized for changes in the value of the liability as a result of the passage of time. If the obligation is settled for other than the carrying amount of the liability, the Castex Sellers will record an adjustment to the full-cost pool. A credit-adjusted risk-free interest rate is used in our calculation of asset retirement obligations.

Concentration of Credit Risk

Financial instruments which potentially subject the Castex Sellers to concentrations of credit risk include cash and cash equivalents. The Castex Sellers maintain cash balances at financial institutions in the United States of America, which at times exceed federally insured amounts. The Castex Sellers monitor the financial condition of the institutions and have not experienced any losses associated with its accounts. The Castex Sellers’ customer concentration may impact its overall credit risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions affecting the oil and gas industry. However, the risk is low due to the industry and access to other purchasers. The Castex Sellers enter into joint operating agreements with related parties for the exploration and development of on-shore and off-shore properties. These transactions expose the Castex Sellers to potential credit risk arising from the operator’s failure to adequately manage its operations.

Recently Adopted Accounting Standards

ILX Sellers

See the ILX Sellers’ financial statements and related notes included elsewhere in this Information Statement.

Castex Sellers

None.

Recently Issued Accounting Standards

ILX Sellers

See the ILX Sellers’ financial statements and related notes included elsewhere in this Information Statement for more information for recently issued accounting standards applicable to the ILX Sellers.

Castex Sellers

See the Castex Sellers’ financial statements and related notes included elsewhere in this Information Statement for more information for recently issued accounting standards applicable to the Castex Sellers.

Quantitative and Qualitative Disclosures About Market Risk

The Sellers are currently exposed to market risk in two areas: commodity prices and, to a lesser extent, interest rate risk. Each Seller’s risk management activities involve the use of derivative financial instruments to mitigate the impact of market price risk exposures primarily related to each Seller’s oil and natural gas production. All derivatives are recorded on the consolidated balance sheet at fair value with settlements of such contracts and changes in the unrealized fair value recorded as price risk management activities income (expense) on the consolidated statements of operations in each period.

Derivative Instrument Activities

The Sellers have attempted to mitigate commodity price risk and stabilize cash flows associated with each Seller’s forecasted sales of oil and natural gas production through the use of oil and natural gas swaps. These contracts will impact the Sellers earnings as the fair value of these derivatives changes. The Sellers’ derivatives will not mitigate all of the commodity price risks of the Sellers’ forecasted sales of oil and natural gas production and, as a result, the Sellers will be subject to commodity price risks on its remaining forecasted production.

The Sellers had commodity derivative instruments in place to reduce the price risk associated with future production of 3,401 MBbls of crude oil and 2,149 MMcfe of natural gas at September 30, 2019, with a net derivative asset position of $10.6 million. For additional information regarding the Sellers’ commodity derivative instruments, see the Sellers’ financial statements located elsewhere in this Information Statement. At closing of the Transactions, Talos did not acquire any of the Sellers’ commodity derivative instruments.

The table below presents the hypothetical sensitivity of the ILX Sellers’ commodity price risk management activities to changes in fair values arising from immediate selected potential changes in oil prices at September 30, 2019 (in thousands):

		Oil Derivatives
		10 Percent Increase		10 Percent Decrease
	Fair Value	Fair Value	Change	Fair Value	Change
Price impact(1)	$9,095	$(525)	$(9,620)	$18,712	$9,617

(1)	Presents the hypothetical sensitivity of the ILX Sellers’ commodity price risk management activities to changes in fair values arising from changes in oil prices.

The table below presents the hypothetical sensitivity of the Castex Sellers’ commodity price risk management activities to changes in fair values arising from immediate selected potential changes in oil and natural gas prices at September 30, 2019 (in thousands):

		Oil and Natural Gas Derivatives
		10 Percent Increase		10 Percent Decrease
	Fair Value	Fair Value	Change	Fair Value	Change
Price impact(1)	$1,104	$195	$(872)	$1,954	$887

(1)	Presents the hypothetical sensitivity of the Castex Sellers’ commodity price risk management activities to changes in fair values arising from changes in oil and natural gas prices.

Variable Interest Rate Risks

The Sellers had total debt outstanding of $22.6 million at September 30, 2019, net of unamortized original issue discount and deferred financing costs. Of this, $21.6 million was based on a variable interest rate loan subject to LIBOR plus 3.50%. The Sellers manage interest rate exposure by maintaining a combination of fixed and variable rate debt and monitoring the effect of market changes in interest rates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us, based on filings made under Section 13(d) and 13(g) of the Exchange Act, regarding the beneficial ownership of our Common Stock as of March 4, 2020 by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our Common Stock;

•	each member of the board of directors;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the Company’s directors and named executive officers and each beneficial owner of more than five percent of Common Stock listed in the tables below is c/o Talos Energy Inc., Three Allen Center, 333 Clay Street, Suite 3300, Houston, Texas 77002.

As of March 4, 2020, there were 54,204,730 shares of our Common Stock outstanding.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
5% Stockholders
Apollo Funds(1)	19,191,451	35.4%
Riverstone Funds(2)	14,926,683	27.5%
MacKay Shields LLC(3)	3,543,714	6.5%
BlackRock, Inc.(4)	3,195,989	5.9%
Directors and Named Executive Officers:
Neal P. Goldman	23,186	*
Timothy S. Duncan(5)	27,851	*
Charles M. Sledge	12,810	*
Robert M. Tichio	—	—
Olivia C. Wassenaar	—	—
John “Brad” Juneau	38,109	*
Donald R. Kendall, Jr.	6,629	*
James M. Trimble	12,810	*
Christine Hommes	—	—
Rajen Mahagaokar	—	—
Stephen E. Heitzman	8,591	*
John A. Parker(6)	8,690	*
Shannon E. Young III(7)	—	*
William S. Moss III(8)	8,281	*
Michael L. Harding II(9)	7,498	*
All Executive Officers and Directors as a Group (15 Persons)	149,370	*

*	Represents beneficial ownership of less than one percent of shares outstanding
(1)

Represents shares of our Common Stock held of record by AP Talos Energy, LLC (“AP Talos”) and AP Talos Energy Debtco, LLC (“Debtco”). Apollo Talos Holdings, L.P. (“Apollo Holdings”) is the managing member of AP Talos and the manager of Debtco. Apollo Management VII, L.P. (“Management VII”) is the

manager of Holdings. AIF VII Management, LLC (“AIF VII”) is the general partner of Management VII. Apollo Management, L.P. (“Apollo Management”) is the sole member and manager of AIF VII. Apollo Management GP, LLC (“Management GP”) is the general partner of Apollo Management. Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of Management GP. Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings. Leon Black, Joshua Harris and Marc Rowan are the managers, as well as executive officers, of Management Holdings GP, and as such may be deemed to have voting and dispositive control of the shares of Common Stock held of record by AP Talos and Debtco. The address of each of AP Talos, Debtco and Apollo Holdings is One Manhattanville Road, Suite 201, Purchase, New York 10577. The address of each of Management VII, AIF VII, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 West 57th Street, 43rd Floor, New York, New York 10019. The foregoing information is based on the Schedule 13D filed by Apollo Management Holdings GP, LLC on May 21, 2018.
(2)

Represents shares of our Common Stock held of record by Riverstone Talos Energy Equityco LLC (“Riverstone Equityco”) and Riverstone Talos Energy Debtco LLC (“Riverstone Debtco”). David M. Leuschen and Pierre F. Lapeyre, Jr. are the members of Riverstone Management Group, L.L.C. (“Riverstone Management”), which is the general partner of Riverstone/Gower Mgmt Co Holdings, L.P. (“Riverstone/Gower”), which is the sole member of Riverstone Holdings, which is the sole shareholder of Riverstone Energy GP V Corp (“Riverstone Corp”), which is the managing member of Riverstone Energy GP V, LLC (“Riverstone GP”), which is the general partner of Riverstone Energy Partners V, L.P. (“Riverstone Energy Partners”), which is the general partner of Riverstone Global Energy and Power Fund V (FT), L.P. (“Riverstone Energy Fund”), which is the general partner of Riverstone V Talos Holdings, L.P. (“Riverstone Aggregator”), which is the managing member of Riverstone Equityco and the sole manager of Riverstone Debtco. Riverstone GP is managed by a managing committee consisting of Pierre F. Lapeyre, Jr., David M. Leuschen, E. Bartow Jones, N. John Lancaster, Baran Tekkora, James T. Hackett and Robert M. Tichio (one of our directors). As such, each of Riverstone Aggregator, Riverstone Energy Fund, Riverstone Energy Partners, Riverstone GP, Riverstone Corp, Riverstone Holdings, Riverstone/Gower, Riverstone Management, Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the shares held directly by Riverstone Equity and Riverstone Debtco. The address of each of the foregoing persons is C/O Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019. The foregoing information is based on the Schedule 13D filed by Riverstone Talos Energy Equityco LLC on May 21, 2018. The number and percentage of shares beneficially owned by Riverstone does not include 110,000 Preferred Shares issued at the closing of the Acquisitions to the Riverstone Sellers or the 11,000,000 shares (subject to adjustment as described in the Certificate of Designation) of Common Stock expected to be issued pursuant to the Conversion.

(3)

The shares are beneficially owned by various funds and other managed accounts that are investment clients of MacKay Shields LLC. MacKay Shields LLC does not own any equity interests in such management accounts but has been delegated voting and dispositive power over shares of our Common Stock held by such management accounts and, therefore, MacKay Shields LLC may be deemed to be, for purposes of Rule 13d-3 under the Exchange Act, the beneficial owner of such shares. The address of MacKay Shields LLC is 1345 Avenue of Americas, New York, NY 10105. The foregoing information is based on the Schedule 13G filed by MacKay Shields LLC on January 7, 2020.

(4)

BlackRock, Inc. has the sole dispositive power over 3,195,989 shares of Common Stock and sole voting power of 3,113,859 shares of Common Stock. The principal address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The foregoing information is based on the Schedule 13G filed by BlackRock, Inc. on February 7, 2020.

(5)

For Mr. Duncan, does not include (i) 8,768 unvested RSUs, each of which represent a contingent right to receive one share of our Common Stock, that will vest ratably on each of May 14, 2020 and May 14, 2021. (“Ratable May RSUs”) or (ii) 49,092 unvested RSUs that will vest ratably on each of March 5, 2021 and March 5, 2022 (“Ratable March RSUs”).

(6)	For Mr. Parker, does not include 3,508 unvested Ratable May RSUs and 14,728 unvested Ratable March RSUs.
(7)	For Mr. Young, does not include 21,755 unvested RSUs, each of which represent a contingent right to receive one share of our Common Stock, that will vest on March 5, 2022.
(8)	For Mr. Moss, does not include 3,508 unvested Ratable May RSUs and 13,910 unvested Ratable March RSUs.
(9)

Mr. Harding served as our principal financial officer for a portion of the year ended December 31, 2019. The foregoing information is based on our definitive proxy statement on Schedule 14A filed with the SEC on April 3, 2019 and the Form 4 filed by Mr. Harding on May 16, 2019, and includes the shares Mr. Harding received in connection with the accelerated vesting of certain outstanding RSUs in accordance with the terms of his Transition, Separation and Release Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review of Related Party Transactions

A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers or directors or a director nominee;

•	any person who is known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•

any immediately family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of an executive officer, director, director nominee or a beneficial owner of more than 5% of any class of our voting securities, and any person (other than a tenant or employee) sharing the household of such executive officer, director, director nominee or beneficial owner of more than 5% of any class of our voting securities; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position of control or in which such person has a 10% or greater beneficial ownership interest.

Our Amended and Restated Bylaws and the Stockholders’ Agreement (as defined and described in “— Transactions Entered Into Prior to or in Connection with the Stone Combination — Stockholders’ Agreement”) provide that we will not enter into any related party transaction unless such transaction has been approved by a majority of the disinterested directors or a majority of the Audit Committee. Under the Stockholders’ Agreement, a related party transaction is any transaction or series of related transactions in which we or any of our affiliates is a participant and the Apollo Funds or the Riverstone Funds or any of their respective affiliates or any of our directors has a direct or indirect material interest and the transaction or series of transaction involves payments of $120,000 or more or are otherwise not de minimis in nature. With respect to any related party transaction involving the Apollo Funds or their affiliates, the Audit Committee may request that the Riverstone designees to the Board confirm that the Riverstone Funds and their affiliates do not have a material interest in the transaction and, if the Audit Committee makes such a request, the Riverstone designees will not be considered disinterested directors until the Riverstone designees provide such confirmation. With respect to any related party transaction involving the Riverstone Funds or their affiliates, the Audit Committee may request that the Apollo designees to the Board confirm that the Apollo Funds and their affiliates do not have a material interest in the transaction and, if the Audit Committee makes such a request, the Apollo designees will not be considered disinterested directors until the Apollo designees provide such confirmation.

Transactions Entered Into Prior to or in Connection with the Stone Combination

Stone Transaction Agreement and Exchange Agreement

On May 10, 2018, pursuant to the Stone Transaction Agreement, dated as of November 21, 2017, by and among us, Stone, Talos Energy LLC, Merger Sub and the other parties thereto, a series of transactions, among others, occurred: (i) Stone consummated the Stone Merger, and each share of Stone’s common stock outstanding immediately prior to the Stone Merger (other than treasury shares held by Stone, which were cancelled for no consideration) was converted into the right to receive one share of our Common Stock in the Stone Merger and (ii) in a series of contributions, the Apollo Funds and the Riverstone Funds contributed all of the equity interests in Talos Production LLC (which at that time owned 100% of the equity interests in Talos Energy LLC) to us in exchange for an aggregate of 31,244,085 shares of our Common Stock.

Concurrently with the consummation of the transactions contemplated by the Stone Transaction Agreement, we consummated the Stone Exchange Agreement, pursuant to which (i) the Apollo Funds and the Riverstone

Funds contributed to us $102 million in aggregate principal amount of 9.75% Senior Notes due 2022 issued by Talos Production LLC and Talos Production Finance, Inc. (collectively, the “Talos Issuers”) in exchange for an aggregate of 2,874,049 shares of our Common Stock; (ii) the holders of the 11.00% Bridge Loans, including certain of the Apollo Funds and the Riverstone Funds, exchanged those 11.00% Bridge Loans for $172 million aggregate principal amount of the 11.00% Second-Priority Senior Secured Notes due 2022 issued by the Talos Issuers (“New Second Lien Notes”); and (iii) certain funds controlled by the Franklin Noteholders and the MacKay Noteholders exchanged 7.50% Stone Senior Notes for $137,441,992 aggregate principal amount of New Second Lien Notes. In addition to the Franklin Noteholders and the MacKay Noteholders, certain other funds and accounts controlled by Franklin and certain other clients of MacKay Shields were securityholders of Stone prior to the Stone Combination. The transactions contemplated by the Stone Transaction Agreement and the Stone Exchange Agreement are collectively referred to herein as the “Stone Transactions” or the “Stone Combination.”

As of May 20, 2018, and as a result of the Stone Transactions, the Apollo Funds and the Riverstone Funds, collectively held approximately 63% of our then outstanding Common Stock, and the former stockholders of Stone, including certain funds and accounts controlled by Franklin and certain clients of MacKay Shields, held approximately 37% of our then outstanding Common Stock.

Stockholders’ Agreement

On May 10, 2018, in connection with the Stone Closing, we entered into the Stockholders’ Agreement, as amended from time to time, with certain of the Apollo Funds and the Riverstone Funds. The Stockholders’ Agreement provides, among other things, the following:

•

Initial Board Composition. Immediately following the Stone Closing, our board of directors consisted of ten directors, with (i) two Apollo Directors; (ii) two Riverstone Directors; (iii) one Joint Director; (iv) our chief executive officer; and (v) four directors (the “Company Directors”), including the Non-Executive Chairman, that are Company Independent Directors (as defined in the Stockholders’ Agreement) designated by Stone.

•

Board of Directors Nomination Rights. Each of the Apollo Funds and the Riverstone Funds initially have the right to designate two directors for nomination by the board of directors for election and maintain its proportional representation on the board of directors so long as the Apollo Funds or the Riverstone Funds, as applicable, and their affiliates collectively beneficially own at least (i) 15% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Apollo Funds and the Riverstone Funds, as applicable, at the Stone Closing. Upon the Apollo Funds and their affiliates ceasing to collectively beneficially own at least (i) 15% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Apollo Funds at the Stone Closing, the Apollo Funds will have the right to designate one director to the board of directors for so long as the Apollo Funds and their affiliates collectively beneficially own at least (i) 5% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Apollo Funds at the Stone Closing. Upon the Apollo Funds and their affiliates ceasing to collectively beneficially own at least (i) 5% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Apollo Funds at the Stone Closing, the Apollo Funds will not have a right to designate a director to the board of directors. Upon the Riverstone Funds and their affiliates ceasing to collectively beneficially own at least (i) 15% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Riverstone Funds at the Stone Closing, the Riverstone Funds will have the right to designate one director to the board of directors for so long as the Riverstone Funds and their affiliates collectively beneficially own at least (i) 5% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Riverstone Funds at the Stone Closing. Upon the Riverstone Funds and their affiliates ceasing to collectively beneficially own at least (i) 5% of our outstanding Common Stock or (ii) 50% of our Common Stock that was issued to the Riverstone Funds at the Stone Closing, the Riverstone Funds will not have a right to designate a director to the board of directors.

The successor nominees to the Company Directors shall be selected by the Governance & Nominating Committee of the board of directors, and shall also qualify as Company Directors. The Apollo Funds and the Riverstone Funds are required to vote all of their respective shares of our Common Stock (i) in favor of each nominee nominated by the Apollo Funds and the Riverstone Funds pursuant to the Stockholders’ Agreement and (ii) with respect to all other director nominees, in the Apollo Funds’ and the Riverstone Funds’ sole discretion either (a) in a manner that is proportionate to the manner in which all shares of our Common Stock are voted by our stockholders other than the Apollo Funds and the Riverstone Funds with respect to director elections or (b) for the Company Directors recommended by the Governance & Nominating Committee of the board of directors.

•

Committee Composition. The Audit Committee shall consist solely of Company Directors, the Compensation Committee shall have at least one Company Director and the Governance & Nominating Committee shall have at least two Company Directors.

•

Standstill Provisions. For a period of two years beginning on May 10, 2018, the Apollo Funds and Riverstone Funds and their respective affiliates have agreed to refrain from taking certain actions, including (i) participating in the solicitation of proxies in opposition to the Company Directors and (ii) calling a special meeting in respect of the foregoing.

•

Transfer Restrictions. As of the date of this Information Statement, each of the Apollo Funds and the Riverstone Funds and their respective affiliates are permitted to transfer, from time to time, up to 75% of our Common Stock that was issued to the Apollo Funds and Riverstone Funds at the Stone Closing.

Until May 10, 2019, subject to certain exceptions, neither the Apollo Funds nor the Riverstone Funds may transfer any shares of our Common Stock to any person or group if, to their knowledge, such person or group would beneficially own in excess of 35% of the total outstanding shares of our Common Stock following such transfer, without the prior consent of a majority of the Company Directors.

On May 10, 2019, the Apollo Funds and the Riverstone Funds will no longer be subject to transfer restrictions in the Stockholders’ Agreement.

•

Related Party Transactions. Any transaction in excess of $120,000 in which we or any of our affiliates is a participant and the Apollo Funds or the Riverstone Funds or any of their respective affiliates (other than us and our subsidiaries) or any of our directors has a material interest in the transaction must be approved by a majority of the disinterested directors or a majority of the Audit Committee.

Original Registration Rights Agreement

On May 10, 2018, we entered into the Original Registration Rights Agreement with certain of the Apollo Funds and the Riverstone Funds, Franklin and MacKay Shields, relating to the registered resale of our Common Stock owned by such parties as of the Stone Closing (the “Registrable Securities”). Under the Original Registration Rights Agreement, we are required to file a shelf registration statement within 30 days of our receipt of written request by a holder of Registrable Securities (a “Holder”). Each Holder will be limited to two demand registrations in any 12-month period.

The Holders have the right to request that we initiate underwritten offerings of our Common Stock; provided, that the Apollo Funds and the Riverstone Funds will have the right to demand three underwritten offerings in any 12-month period, and Franklin and MacKay Shields will only have the collective right to demand one underwritten offering. The Holders have customary piggyback rights with respect to any underwritten offering that we conduct for as long as the Holders and their respective affiliates own 5% of the Registrable Securities. Each Holder will agree to a lock up with underwriters in the event of an underwritten offering, provided that the lock up will not apply to any Holder who does not have a right to participate in such underwritten offering. The Original Registration Rights Agreement will terminate with respect to Franklin and MacKay Shields in the event that either Franklin or MacKay Shields ceases to beneficially own 5% or more of the then outstanding shares of our Common Stock. The Original Registration Rights Agreement will otherwise terminate at such time as there are no Registrable Securities outstanding.

We will bear all of the expenses incurred in connection with the offer and sale, while the Apollo Funds, the Riverstone Funds, Franklin and MacKay Shields will be responsible for paying underwriting fees, discounts and selling commissions. Fees incurred by us in conjunction with the Original Registration Rights Agreement were $1.8 million for the fiscal year ended December 31, 2018.

Debt Modification Work Fees

We paid $9.3 million in work fees to holders of the 11.00% Bridge Loans and 7.50% Stone Senior Notes to exchange into New Second Lien Notes. Certain funds affiliated with, and controlled by, Apollo Global Management LLC and Riverstone Holdings, which were the sponsors of Talos Energy LLC prior to the Stone Closing, collectively received $4.1 million and the Franklin Noteholders and the MacKay Noteholders collectively received $3.3 million as a result of the work fees paid, in each case, during the fiscal year ended December 31, 2018.

Legal Fees

We have engaged the law firm Vinson & Elkins L.L.P. (“V&E”) to provide legal services to us. An immediate family member of William S. Moss III, our Executive Vice President, General Counsel and Secretary and one of our executive officers, is a partner at V&E. For the fiscal year ended December 31, 2018, we incurred fees of approximately $4.4 million for legal services performed by V&E.

Historical Transactions with Affiliates of Talos Energy LLC

Service Fee Agreements

Prior to the Stone Combination, Talos Energy LLC entered into service fee agreements (the “Service Fee Agreements”) with each of Apollo Global Management LLC and Riverstone Holdings for the provision of certain management consulting and advisory services. Under each of the Service Fee Agreements, Talos Energy LLC previously paid a fee equal to the higher of (i) a certain percentage of earnings before interest, income taxes, depletion, depreciation and amortization and (ii) a fixed fee payable quarterly; provided, however, such fees were subject in each case to a cap of $0.5 million, in aggregate, for any calendar year. For the fiscal year ended December 31, 2018, Talos Energy LLC incurred approximately $0.5 million for these services. In connection with the Stone Combination, the Service Fee Agreements were terminated on May 10, 2018.

Agreements Related to the Transactions

Purchase Agreements

On December 10, 2019, the Company and Talos Production entered into separate Purchase Agreements with the respective Riverstone Sellers, each an affiliate of Riverstone Holdings, and Castex 2016. On February 24, 2020, the Company and Talos Production entered into amendments to the Riverstone Purchase Agreements. On February 28, 2020, the Company, Talos Production and the Sellers consummated the Acquisitions pursuant to the Purchase Agreements. Pursuant to the Purchase Agreements, Talos Production acquired all of the issued and outstanding limited liability company interests in certain wholly owned subsidiaries of each of the respective Riverstone Sellers for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate 110,000 Preferred Shares, issued by the Company to the Riverstone Sellers at the closing of the Acquisitions. Each share of Series A Convertible Preferred Stock will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of this Information Statement relating to such Conversion. On February 24, 2020 the Majority Stockholders approved the Conversion applicable thereto, as required by Section 312.03 of the New York Stock Exchange Listed Company Manual and in accordance with the Amended and Restated Bylaws and the DGCL. At signing, Talos Production also delivered into escrow the Deposit required under each such Purchase Agreements, which was applied at the closing of the Acquisitions towards the cash component of the purchase price under such Purchase Agreement. Such Purchase Agreements have an effective time of 12:00 a.m., Central Time, on July 1, 2019.

Registration Rights Agreement Amendment

On February 28, 2020, pursuant to each Purchase Agreement to which a Riverstone Seller is a party, at the closing of the transactions contemplated thereby, the Company and the Riverstone Sellers entered into the Registration Rights Agreement Amendment, pursuant to which each of the Riverstone Sellers (or one or more of its designated affiliates) became parties to the Original Registration Rights Agreement (as amended by the Registration Rights Agreement Amendment, referred to herein as the Registration Rights Agreement) and, among other things, the Company agreed, on the terms and subject to the conditions set forth in the Registration Rights Agreement, (i) to prepare, file with the SEC and cause to become effective a shelf registration statement with respect to the Preferred Shares (and Conversion Shares) issued to the Riverstone Sellers at the closing that permit some or all of the Preferred Shares (and Conversion Shares) to be resold in registered transactions and (ii) to use its reasonable best efforts to maintain the effectiveness of the shelf registration statement while the Riverstone Sellers and their respective affiliates hold any of the Preferred Shares (and Conversion Shares). In addition, under certain circumstances, the Registration Rights Agreement permits the Riverstone Sellers (or any of their designated affiliates party thereto) to demand or participate in an underwritten public offering by the Company. Registration Rights Agreement Amendment, which is included as Annex C to this Information Statement.

Stockholders’ Agreement Amendment

On February 24, 2020, the Company entered into the Stockholders’ Agreement Amendment, by and between the Company and the stockholders of the Company party thereto. The Stockholders’ Agreement Amendment will, among other things, add each of the Riverstone Sellers (or one or more of its designated affiliates) as parties to the Stockholders’ Agreement and provide that for purposes of determining whether the Riverstone Sellers and their affiliates continue to satisfy certain stock ownership requirements necessary to retain their rights to nominate directors to Talos’ Board, the Series A Convertible Preferred Stock owned by the Riverstone Sellers will be counted towards such ownership requirements on an as converted basis. The Stockholders’ Agreement became effective at the closing of the Acquisitions on February 28, 2020.

HOUSEHOLDING

As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified the Company of their desire to receive multiple copies of this Information Statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

The Company will promptly deliver, upon oral or written request, a separate copy of this Information Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Company by phone at (713) 328-3000 or by mail to Talos Energy Inc., 333 Clay Street, Suite 3300, Houston, Texas 77002. Stockholders residing at the same address and currently receiving multiple copies of this Information Statement may contact the Company at the address or telephone number above to request that only a single copy of an information statement be mailed in the future.

TRANSFER AGENT AND REGISTRAR

The Transfer Agent for our securities is Computershare Trust Company, N.A.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC also maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

The Company will make available a copy of the documents we file with the SEC on the “Investors” section of our website at www.talosenergy.com as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this Information Statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge on our website.

Unaudited Interim Consolidated Financial Statements of ILX Holdings II, LLC and Subsidiaries
Unaudited Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018	F-141
Unaudited Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2019 and 2018	F-142
Unaudited Consolidated Statements of Changes in Members’ Capital for the Three and Nine Months Ended September 30, 2019 and 2018	F-143
Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2019 and 2018	F-144
Notes to the Unaudited Interim Consolidated Financial Statements	F-145

Audited Financial Statements of Castex Energy 2014, LLC
Independent Auditors’ Report	F-161
Consolidated Balance Sheets as of December 31, 2018 and 2017	F-163
Consolidated Statements of Operations for the Years Ended December 31, 2018 and 2017	F-164
Consolidated Statements of Changes in Partners’ Capital for the Years ended December 31, 2018 and 2017	F-165
Consolidated Statements of Cash Flows for the Years Ended December 31, 2018 and 2017	F-166
Notes to the Consolidated Financial Statements	F-167

Unaudited Financial Statements of Castex Energy 2014, LLC
Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018	F-184
Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2019 and 2018	F-185
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2019 and 2018	F-186
Consolidated Statements of Changes in Partners’ Capital for the Nine Months Ended September 30, 2019 and 2018	F-187
Notes to the Consolidated Financial Statements	F-188

Audited Financial Statements of Castex Energy 2016, LP
Independent Auditors’ Report	F-201
Consolidated Balance Sheets as of December 31, 2018 and 2017	F-203
Consolidated Statements of Operations for the Years Ended December 31, 2018 and 2017	F-204
Consolidated Statements of Changes in Partners’ Capital for the Years ended December 31, 2018 and 2017	F-205
Consolidated Statements of Cash Flows for the Years Ended December 31, 2018 and 2017	F-206
Notes to the Consolidated Financial Statements	F-207

Unaudited Financial Statements of Castex Energy 2016, LP
Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018	F-220
Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2019 and 2018	F-221
Consolidated Statements of Changes in Partners’ Capital for the Nine Months Ended September 30, 2019 and 2018	F-222
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2019 and 2018	F-223
Notes to the Consolidated Financial Statements	F-224

Audited Financial Statements of Stone Energy Corporation
Report of Independent Registered Public Accounting Firm	F-230
Consolidated Balance Sheets as of December 31, 2017 (Successor) and 2016 (Predecessor)	F-231

Consolidated Statements of Operations for the periods from March  1, 2017 through December 31, 2017 (Successor) and from January 1, 2017 to February 28, 2017 (Predecessor) and the Years Ended December 31, 2016 and 2015 (Predecessor)

F-232

Consolidated Statements of Changes in Stockholders’ Equity for the Period March 1, 2017 through December 31, 2017 (Successor), the Period January 1, 2017 through February 28, 2017 (Predecessor) and the Years ended December 21, 2016 and 2015 (Predecessor)

F-234

Consolidated Statements of Cash Flows for Period March  1, 2017 through December 31, 2017 (Successor), the Period January 1, 2017 through February 28, 2017 (Predecessor) and the Years ended December 31, 2016 and 2015 (Predecessor)

F-235
Notes to the Consolidated Financial Statements	F-236

Unaudited Financial Statements of Stone Energy Corporation
Condensed Consolidated Balance Sheet as of March 31, 2018 (Successor) and December 31, 2017 (Successor)	F-282

Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2018 (Successor), the Period March 1, 2017 through December 31, 2017 (Successor) and the Period January 1, 2017 through February 28, 2017 (Predecessor)

F-283

Condensed Consolidated Statement of Changes in Stockholders’ Equity for the Three Months Ended March 31, 2018 (Successor), the Period March 1, 2017 through December 31, 2017 (Successor) and the Period January 1, 2017 through February 28, 2017 (Predecessor)

F-284

Condensed Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2018 (Successor), the Period March 1, 2017 through March 31, 2017 (Successor) and the Period January 1, 2017 through February 28, 2017 (Predecessor)

F-285
Notes to the Consolidated Financial Statements	F-286

Unaudited Pro Forma Financial Statements relating to the Stone Combination
Condensed Combined Statement of Operations for the Year Ended December 31, 2018	F-308

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

Talos Energy Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Talos Energy Inc. (the Company) as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework), and our report dated March 13, 2019 expressed an unqualified opinion thereon.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2010.

Houston, Texas

March 13, 2019

TALOS ENERGY INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	Year Ended December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$139,914	$32,191
Restricted cash	1,248	1,242
Accounts receivable
Trade, net	103,025	62,871
Joint interest, net	20,244	13,613
Other	19,686	12,486
Assets from price risk management activities	75,473	1,563
Prepaid assets	38,911	17,931
Inventory	—	840
Income tax receivable	10,701	—
Other current assets	7,644	2,148

Total current assets	416,846	144,885

Property and equipment:
Proved properties	3,629,430	2,440,811
Unproved properties, not subject to amortization	108,209	72,002
Other property and equipment	33,191	8,857

Total property and equipment	3,770,830	2,521,670
Accumulated depreciation, depletion and amortization	(1,719,609)	(1,430,890)

Total property and equipment, net	2,051,221	1,090,780

Other long-term assets:
Assets from price risk management activities	—	345
Other well equipment	9,224	2,577
Other assets	2,695	706

Total assets	$2,479,986	$1,239,293

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$51,019	$72,681
Accrued liabilities	188,650	87,973
Accrued royalties	38,520	24,208
Current portion of long-term debt	443	24,977
Current portion of asset retirement obligations	68,965	39,741
Liabilities from price risk management activities	550	49,957
Accrued interest payable	10,200	8,742
Other current liabilities	22,071	15,188

Total current liabilities	380,418	323,467

Long-term debt, net of discount and deferred financing costs	654,861	672,581
Asset retirement obligations	313,852	174,992
Liabilities from price risk management activities	—	18,781
Other long-term liabilities	123,359	103,559

Total liabilities	1,472,490	1,293,380

Commitments and contingencies (Note 11)
Stockholders’ Equity:
Preferred stock, $0.01 par value; 30,000,000 shares authorized and no shares issued or outstanding as of December 31, 2018 and December 31, 2017	—	—
Common stock $0.01 par value; 270,000,000 shares authorized; 54,155,768 and 31,244,085 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	542	312
Additional paid-in capital	1,334,090	493,952
Accumulated deficit	(327,136)	(548,351)

Total stockholders’ equity (deficit)	1,007,496	(54,087)

Total liabilities and stockholders’ equity	$2,479,986	$1,239,293

The accompanying notes are an integral part of these consolidated financial statements.

TALOS ENERGY INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per common share amounts)

	Year Ended December 31,
	2018	2017	2016
Revenues:
Oil revenue	$781,815	$344,781	$197,583
Natural gas revenue	73,610	48,886	42,705
NGL revenue	35,863	16,658	9,532
Other	—	2,503	8,934

Total revenue	891,288	412,828	258,754
Operating expenses:
Direct lease operating expense	145,988	109,180	124,360
Insurance	15,342	10,743	13,101
Production taxes	1,989	1,460	1,958

Total lease operating expense	163,319	121,383	139,419
Workover and maintenance expense	64,961	32,825	24,810
Depreciation, depletion and amortization	288,719	157,352	124,689
Accretion expense	35,344	19,295	21,829
General and administrative expense	85,816	36,673	28,686

Total operating expenses	638,159	367,528	339,433

Operating income (loss)	253,129	45,300	(80,679)
Interest expense	(90,114)	(80,934)	(70,415)
Price risk management activities income (expense)	60,435	(27,563)	(57,398)
Other income	1,012	329	405

Net income (loss) before income taxes	224,462	(62,868)	(208,087)

Income tax expense	(2,922)	—	—

Net income (loss)	$221,540	$(62,868)	$(208,087)

Net income (loss) per common share:
Basic	$4.81	$(2.01)	$(7.99)
Diluted	$4.81	$(2.01)	$(7.99)
Weighted average common shares outstanding:
Basic	46,058	31,244	26,036
Diluted	46,061	31,244	26,036

The accompanying notes are an integral part of these consolidated financial statements.

TALOS ENERGY INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

(In thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings (Accumulated Deficit)	Total Stockholders’ Equity (Deficit)
Balance at January 1, 2016	$258	$398,033	$(277,396)	$120,895
Contributions from Sponsors, net	54	91,837	—	91,891
Equity based compensation	—	2,287	—	2,287
Net loss	—	—	(208,087)	(208,087)

Balance at December 31, 2016	312	492,157	(485,483)	6,986
Equity based compensation	—	1,795	—	1,795
Net loss	—	—	(62,868)	(62,868)

Balance at December 31, 2017	312	493,952	(548,351)	(54,087)
Cumulative effect adjustment (Note 1)	—	—	(325)	(325)
Sponsor Debt Exchange	29	101,971	—	102,000
Stone Combination	201	731,763	—	731,964
Equity based compensation	—	6,404	—	6,404
Net income	—	—	221,540	221,540

Balance at December 31, 2018	$542	$1,334,090	$(327,136)	$1,007,496

The accompanying notes are an integral part of these consolidated financial statements.

TALOS ENERGY INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net income (loss)	$221,540	$(62,868)	$(208,087)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation, depletion, amortization and accretion expense	324,063	176,647	146,518
Impairment	244	260	218
Amortization of deferred financing costs and original issue discount	4,253	2,383	5,996
Equity based compensation, net of amounts capitalized	2,893	875	1,083
Price risk management activities (income) expense	(60,435)	27,563	57,398
Net cash received (paid) on settled derivative instruments	(111,147)	23,834	172,182
Settlement of asset retirement obligations	(112,946)	(32,573)	(23,689)
Changes in operating assets and liabilities:
Accounts receivable	(786)	(9,132)	(20,096)
Other current assets	(2,624)	(4,441)	(3,040)
Accounts payable	(48,825)	2,409	(68,042)
Other current liabilities	32,044	46,364	51,240
Other non-current assets and liabilities, net	15,171	4,732	4,442

Net cash provided by operating activities	263,445	176,053	116,123

Cash flows from investing activities:
Exploration, development and other capital expenditures	(240,914)	(155,177)	(113,032)
Cash (paid) received for acquisitions, net of cash acquired	278,409	(2,464)	(85,886)

Net cash provided by (used in) investing activities	37,495	(157,641)	(198,918)

Cash flows from financing activities:
Redemption of Senior Notes and other long-term debt	(25,257)	(1,000)	—
Proceeds from Bank Credit Facility	319,000	10,000	15,000
Repayment of Bank Credit Facility	(54,000)	—	—
Repayment of LLC Bank Credit Facility	(403,000)	(15,000)	(10,000)
Deferred financing costs	(17,002)	—	—
Payments of capital lease	(12,952)	(12,412)	(5,267)
Contributions from Sponsors	—	—	93,750
Distributions to Sponsors	—	—	(1,859)

Net cash provided by (used in) financing activities	(193,211)	(18,412)	91,624

Net increase (decrease) in cash, cash equivalents and restricted cash	107,729	—	8,829
Cash, cash equivalents and restricted cash:
Balance, beginning of period	33,433	33,433	24,604

Balance, end of period	$141,162	$33,433	$33,433

Supplemental Non-Cash Transactions:
Capital expenditures included in accounts payable and accrued liabilities	$100,664	$40,626	$13,832
Supplemental Cash Flow Information:
Interest paid, net of amounts capitalized	$53,476	$47,994	$55,254

The accompanying notes are an integral part of these consolidated financial statements.

TALOS ENERGY INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018

Note 1 — Formation and Basis of Presentation

Formation and Nature of Business

Talos Energy Inc. (“Talos” or the “Company”) is a technically driven independent exploration and production company with operations in the United States (“U.S.”) Gulf of Mexico and offshore Mexico. The Company’s focus in the U.S. Gulf of Mexico is the acquisition of deep water assets with existing infrastructure and the exploration, exploitation and development of such assets in key geological trends. Offshore Mexico provides high impact exploration opportunities in an oil rich emerging basin. The Company uses access to an extensive seismic database and its deep technical expertise to identify, acquire and exploit attractive assets with robust economic profiles.

Talos Energy Inc. was formed in connection with the previously disclosed business combination between Talos Energy LLC and Stone Energy Corporation (“Stone”) that occurred on May 10, 2018, pursuant to which Talos Energy LLC and Stone became indirect wholly owned subsidiaries of Talos Energy Inc.

Talos Energy LLC

Talos Energy LLC was formed in 2011 and commenced commercial operations on February 6, 2013. Prior to February 6, 2013, Talos Energy LLC had incurred certain general and administrative expenses associated with the start-up of its operations.

On February 3, 2012, Talos Energy LLC completed a transaction with funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (“Apollo Funds”), and entities controlled by or affiliated with Riverstone Energy Partners V, L.P. (“Riverstone Funds”, and together with the Apollo Funds, the “Sponsors”) and members of management pursuant to which the Company received a private equity capital commitment.

Stone Combination

On May 10, 2018 (the “Closing Date”), the Company (f/k/a Sailfish Energy Holdings Corporation) consummated the transactions contemplated by that certain Transaction Agreement, dated as of November 21, 2017 (the “Transaction Agreement”), by and among Stone, the Company, Sailfish Merger Sub Corporation (“Merger Sub”), Talos Energy LLC and Talos Production LLC, pursuant to which, among other items, each of Stone, Talos Production LLC and Talos Energy LLC became wholly-owned subsidiaries of the Company (the “Stone Combination”). Prior to the Closing Date, the Company did not conduct any material activities other than those incident to its formation and the matters contemplated by the Transaction Agreement.

On Closing Date, the following transactions, among others, occurred: (i) Stone underwent a reorganization pursuant to which Merger Sub merged with and into Stone, with Stone continuing as the surviving corporation and a direct wholly-owned subsidiary of the Company (the “Merger”) and each share of Stone’s common stock outstanding immediately prior to the Merger (other than treasury shares held by Stone, which were cancelled for no consideration) was converted into the right to receive one share of the Company’s common stock, par value $0.01 (the “Common Stock”) and (ii) the Sponsors contributed all of the equity interests in Talos Production LLC (which at that time owned 100% of the equity interests in Talos Energy LLC) to the Company in exchange for an aggregate of 31,244,085 shares of Common Stock (the “Sponsor Equity Exchange”).

Concurrently with the consummation of the Transaction Agreement, the Company consummated the transactions contemplated by that certain Exchange Agreement, dated as of November 21, 2017 (the “Exchange

Agreement”), among the Company, Stone, the Talos Issuers (defined below), the various lenders and noteholders of the Talos Issuers listed therein, certain funds controlled by Franklin Advisers, Inc. (“Franklin”) (such controlled noteholders, the “Franklin Noteholders”), and certain clients of MacKay Shields LLC (“MacKay Shields”) (such noteholders, the “MacKay Noteholders”), pursuant to which (i) the Apollo Funds and Riverstone Funds contributed $102.0 million in aggregate principal amount of 9.75% Senior Notes due 2022 (“9.75% Senior Notes”) issued by Talos Production LLC and Talos Production Finance, Inc. (together, the “Talos Issuers”) to the Company in exchange for an aggregate of 2,874,049 shares of Common Stock (the “Sponsor Debt Exchange”); (ii) the holders of second lien bridge loans (“11.00% Bridge Loans”) issued by the Talos Issuers exchanged such 11.00% Bridge Loans for $172.0 million aggregate principal amount of 11.00% Second-Priority Senior Secured Notes due 2022 of the Talos Issuers (“11.00% Senior Secured Notes”) and (iii) Franklin Noteholders and MacKay Noteholders exchanged their 7.50% Senior Secured Notes due 2022 issued by Stone (“7.50% Stone Senior Notes”) for $137.4 million aggregate principal amount of 11.00% Senior Secured Notes.

Substantially concurrent therewith, the Company consummated an exchange offer and consent solicitation, pursuant to which the holders of the 7.50% Stone Senior Notes, excluding the 7.50% Stone Senior Notes held by the Franklin Noteholders and the MacKay Noteholders, exchanged their 7.50% Stone Senior Notes for 11.00% Senior Secured Notes and a cash payment, and a solicitation of consents to proposed amendments to the 7.50% Stone Senior Notes. Approximately $81.5 million in aggregate principal amount of the 7.50% Stone Senior Notes were validly tendered, and approximately $6.1 million in aggregate principal amount of 7.50% Stone Senior Notes remained outstanding as of the Closing Date.

As a result of the closing of the transactions contemplated by the Transaction Agreement and the Exchange Agreement (the “Transactions”) the former stakeholders of Talos Energy LLC held approximately 63% of the Company’s outstanding Common Stock and the former stockholders of Stone held approximately 37% of the Company’s outstanding Common Stock as of the Closing Date.

Basis of Presentation and Consolidation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include each subsidiary from the date of inception. All intercompany transactions have been eliminated. All adjustments are of a normal, recurring nature and are necessary to fairly present the financial position, results of operations and cash flows for the periods are reflected herein. The Company has evaluated subsequent events through the date the consolidated financial statements were issued.

Talos Energy LLC was considered the accounting acquirer in the Stone Combination under GAAP. Accordingly, the historical financial and operating data of Talos Energy Inc., which covers periods prior to the Closing Date, reflects the assets, liabilities and results of operations of Talos Energy LLC and does not reflect the assets, liabilities and results of operations of Stone. For the periods prior to May 10, 2018, the Company retrospectively adjusted its Statement of Changes in Stockholders’ Equity and the weighted average shares used in determining earnings per share to reflect the number of shares Talos Energy LLC received in the Stone Combination. Beginning on May 10, 2018, common stock is presented to reflect the legal capital of Talos Energy Inc.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, the reported amounts of revenues and expenses during the reporting periods and the reported amounts of proved oil and natural gas reserves. Actual results could differ from those estimates.

The Company has one reportable segment, which is the exploration and production of oil and natural gas. Substantially all the Company’s long-lived assets, proved reserves and production sales are related to the Company’s operations in the United States.

Recently Adopted Accounting Standards

Revenue Recognition

On January 1, 2018, the Company adopted Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers using the modified retrospective approach. ASC 606 supersedes the revenue recognition requirements in Topic 615, Revenue Recognition, and industry-specific guidance in Subtopic 932-605, Extractive Activities — Oil and Gas — Revenue Recognition. The new standard includes a five-step revenue recognition model to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for these goods and services.

The Company records revenues from the sale of oil, natural gas and NGLs based on quantities of production sold to purchasers under short-term contracts (less than twelve months) at market prices when delivery to the customer has occurred, title has transferred, prices are fixed and determinable and collection is reasonably assured. This occurs when production has been delivered to a pipeline or when a barge lifting has occurred.

The Company applied the practical expedient in ASC 606 exempting the disclosure of the transaction price allocated to remaining performance obligations if the variable consideration is allocated entirely to a wholly unsatisfied performance obligation. Each unit of product typically represents a separate performance obligation, therefore, future volumes are wholly unsatisfied and disclosure of the transaction price allocated to remaining performance obligations is not required.

Gas Imbalances. Under previous accounting guidance, the Company used the entitlement method to account for sales and production. Under the entitlement method, revenue was recorded based on the Company’s entitled share of production with any difference recorded as an imbalance on the consolidated balance sheet. Upon the adoption of ASC 606, revenues are recorded based on the actual sales volumes sold to purchasers. An imbalance receivable or payable is recorded only to the extent the imbalance is in excess of its share of remaining proved developed reserves in an underlying property. The change in accounting method from the entitlements method to the sales method resulted in an immaterial cumulative-effect adjustment to stockholders’ deficit on the date of adoption.

Production Handling Fees. Under previous accounting guidance, the Company presented certain reimbursements for costs from certain third parties as other revenue on the consolidated statement of operations. Upon the adoption of ASC 606, the reimbursements are presented as a reduction of direct lease operating expense on the consolidated statement of operations. The impact of the reclassification for the year ended December 31, 2018 was immaterial.

Recently Issued Accounting Standards

Leases. In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU supersedes the lease requirements in Topic 840, Leases, and requires that a lessee recognize a right-of-use asset and lease liability for leases that do not meet the definition of a short-term lease. The right-of-use asset and lease liability are to be measured on the balance sheet at the present value of the lease payments. For income statement purposes, ASU 2016-02 retains a dual model requiring leases to be classified as either operating or finance within the Company’s consolidated statements of operations. Lease costs for operating leases are recognized as a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a straight-line basis. For finance leases, interest expense is recognized on the lease liability separately from amortization of the right-to-use asset. ASU 2016-02 does not apply to leases for oil and natural gas properties, but does apply to equipment used to explore and develop oil and natural gas reserves. This ASU is effective for fiscal years beginning after December 15, 2018, including the first quarter of 2019. The Company will adopt this standard using the modified retrospective method applied to all leases that exist on January 1, 2019. Talos made certain elections allowing the Company not to reassess contracts that commenced prior to adoption and to not recognize right-of-use assets or lease liabilities for short-term leases. Upon adoption, the Company expects the right-to-use asset and lease liability reported on the consolidated balance sheet to be material. The Company is finalizing the implementation of the changes to business processes, systems and controls to support accounting and disclosure requirements of this ASU.

Note 2 — Summary of Significant Accounting Policies

Below are the Company’s significant accounting policies.

Cash and Cash Equivalents

The Company presents cash as cash and cash equivalents on the Company’s consolidated balance sheets. The Company considers all cash, money market funds and highly liquid investments with an original maturity of three months or less as cash and cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

Accounts Receivable and Allowance for Uncollectible Accounts

Accounts receivable are stated at the historical carrying amount net of an allowance for uncollectible accounts of $8.7 million at December 31, 2018 and $5.9 million at December 31, 2017. The Company establishes provisions for losses on accounts receivable with other parties if it believes that it will not collect all or part of the outstanding balance. On a quarterly basis, the Company reviews collectability and establishes or adjusts the Company’s allowance as necessary using the specific identification method.

Prepaid Assets

Prepaid assets primarily represent deposits with the Office of Natural Resources Revenue (“ONRR”). The deposits are the Company’s estimated ONRR royalties payable within thirty days of the production rate. On a monthly basis the Company adjusts the deposit based on actual royalty payments remitted to the ONRR.

Revenue Recognition

Upon the adoption of ASC 606, revenues are recorded based from the sale of oil, natural gas and NGL quantities sold to purchasers. See Note 1 — Formation and Basis of Presentation for additional information.

Accounting for Oil and Natural Gas Activities

The Company follows the full cost method of accounting for oil and natural gas exploration and development activities. Under the full cost method, substantially all costs incurred in connection with the acquisition, development and exploration of oil and natural gas reserves are capitalized. These capitalized amounts include the internal costs directly related to acquisition, development and exploration activities, asset retirement costs and capitalized interest. Under the full cost method, dry hole costs and geological and geophysical costs are capitalized into the full cost pool, which is subject to amortization and assessed for impairment on a quarterly basis through a ceiling test calculation as discussed below. In August 2016, the Company entered into a capital lease for the use of the Helix Producer I (“HP-I”), a dynamically positioned floating production facility that interconnects with the Phoenix Field through a production buoy, and recorded a $124.3 million capital lease asset. Since the HP-I is utilized in the Company’s oil and natural gas development activities, the asset is included within proved property and subject to the ceiling test calculation described below. Due to the inclusion within proved properties, the HP-I is depleted as part of the full cost pool. See Note 11 — Commitments and Contingencies for additional information.

Capitalized costs associated with proved reserves are amortized on a country by country basis over the life of the total proved reserves using the unit of production method, computed quarterly. Conversely, capitalized costs associated with unproved properties and related geological and geophysical costs, exploration wells currently drilling and capitalized interest are initially excluded from the amortizable base. The Company transfers unproved property costs into the amortizable base when properties are determined to have proved reserves or when the Company has completed an unproved properties evaluation resulting in an impairment. The Company evaluates each of these unproved properties individually for impairment at least quarterly. Additionally, the amortizable base includes future development costs, dismantlement, restoration and abandonment costs, net of estimated salvage values, and geological and geophysical costs incurred that cannot be associated with specific unproved properties or prospects in which the Company owns a direct interest.

The Company’s capitalized costs are limited to a ceiling based on the present value of future net revenues from proved reserves, computed using a discount factor of 10 percent, plus the lower of cost or estimated fair value of unproved oil and natural gas properties not being amortized less the related tax effects. Any costs in excess of the ceiling are recognized as a non-cash impairment expense on the consolidated statement of operations and an increase to accumulated depreciation, depletion and amortization on the Company’s consolidated balance sheets. The expense may not be reversed in future periods, even though higher oil, natural gas and NGL prices may subsequently increase the ceiling. The Company performs this ceiling test calculation each quarter. In accordance with the SEC rules and regulations, the Company utilize SEC Pricing when performing the ceiling test. The Company also holds prices and costs constant over the life of the reserves, even though actual prices and costs of oil and natural gas are often volatile and may change from period to period. The ceiling test computation did not result in a write-down of the Company’s oil and natural gas properties during the years ended December 31, 2018, 2017 and 2016.

Under the full cost method of accounting for oil and natural gas operations, assets whose costs are currently being depreciated, depleted or amortized are assets in use in the earnings activities of the enterprise and do not qualify for capitalization of interest cost. Investments in unproved properties for which exploration and development activities are in progress and other major development projects that are not being currently depreciated, depleted or amortized are assets qualifying for capitalization of interest costs.

When the Company sells or conveys interests in oil and natural gas properties, the Company reduces its oil and natural gas reserves for the amount attributable to the sold or conveyed interest. The Company treats sales proceeds on non-significant sales as reductions to the cost of the Company’s oil and natural gas properties. The Company does not recognize a gain or loss on sales of oil and natural gas properties, unless those sales would significantly alter the relationship between capitalized costs and proved reserves.

The Company recognizes transportation costs as a component of direct lease operating expense when it is the shipper of the product. Such costs were $12.5 million, $10.3 million and $9.1 million in the years ended December 31, 2018, 2017 and 2016, respectively.

Other Property and Equipment

Other property and equipment is recorded at cost and consists primarily of leasehold improvements, office furniture and fixtures, computer hardware and software. Acquisitions, renewals and betterments are capitalized; maintenance and repairs are expensed as incurred. Depreciation is provided using the straight-line method over estimated useful lives of three to ten years.

Other Well Equipment Inventory

Other well equipment inventory primarily represents the cost of equipment to be used in the Company’s oil and natural gas drilling and development activities such as drilling pipe, tubulars and certain wellhead equipment. When this inventory is supplied to wells, the cost of this inventory is capitalized in oil and gas properties, and if such property is jointly owned, the proportionate costs will be reimbursed by third party participants. The Company’s inventory is stated at the lower of cost or net realizable value. The Company recorded $0.2 million, $0.3 million, $0.2 million of impairment to adjust inventory to net realizable value, which was expensed and reflected in workover/maintenance expense, during the years ended December 31, 2018, 2017 and 2016, respectively.

Fair Value Measure of Financial Instruments

Financial instruments generally consist of cash and cash equivalents, restricted cash, accounts receivable, commodity derivatives, accounts payable and debt. The carrying amount of cash and cash equivalents, restricted cash, accounts receivable and accounts payable approximates fair value due to the highly liquid nature of these instruments.

Current fair value accounting standards define fair value, establish a consistent framework for measuring fair value and stipulate the related disclosure requirements for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. These standards also clarify fair value is an exit price, presenting the amount that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants. The Company follows a three-level hierarchy, prioritizing and defining the types of inputs used to measure fair value depending on the degree to which they are observable as follows:

Level 1 — Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial statement.

Level 3 — Inputs to the valuation methodology are unobservable (little or no market data), which require the reporting entity to develop its own assumptions, and are significant to the fair value measurement.

Assets and liabilities measured at fair value are based on one or more of three valuation techniques. The valuation techniques are as follows:

Market Approach — Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

Cost Approach — Amount that would be required to replace the service capacity of an asset (replacement cost).

Income Approach — Techniques to convert expected future cash flows to a single present value amount based on market expectations (including present value techniques, option-pricing and excess earnings models).

Authoritative guidance on financial instruments requires certain fair value disclosures to be presented. The estimated fair value amounts have been determined using available market information and valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Asset Retirement Obligations

The Company is required to record its asset retirement obligations at fair value in the period such obligations are incurred with the associated asset retirement costs being capitalized as part of the carrying cost of the asset. The Company’s asset retirement obligations consist of estimated costs for dismantlement, removal, site reclamation and similar activities associated with the Company’s oil and natural gas properties. The estimate of the asset retirement cost is determined, inflated to an estimated future value using a ten year average of the Consumer Price Index and discounted to present value using the Company’s credit-adjusted risk-free rate.

Accretion of the liability is recognized for changes in the value of the liability as a result of the passage of time over the estimated productive life of the related assets as the discounted liabilities are accreted to their expected settlement values.

Price Risk Management Activities

The Company uses commodity price derivatives to manage fluctuating oil and natural gas market risks. The Company periodically enters into commodity derivative contracts, which may require payments to (or receipts from) counterparties based on the differential between a fixed price and a variable price for a fixed quantity of oil or natural gas without the exchange of underlying volumes.

Commodity derivatives are recorded on the consolidated balance sheets at fair value with settlements of such contracts and changes in the unrealized fair value recorded in earnings each period. Realized gains and losses on the settlement of commodity derivatives and changes in their unrealized gains and losses are reported in price risk management activities income (expense) in the consolidated statements of operations. The Company classifies cash flows related to derivative contracts based on the nature and purpose of the derivative. As the derivative cash flows are considered an integral part of the Company’s oil and natural gas operations, they are classified as cash flows from operating activities. The Company does not enter into derivative agreements for trading or other speculative purposes.

The commodity derivative’s fair value reflects the Company’s best estimate with priority based upon exchange or over-the-counter quotations. Quoted valuations may not be available due to location differences or terms that extend beyond the period for which quotations are available. Where quotes are not available, the Company then utilizes other valuation techniques or models to estimate market values. These modeling techniques require the Company to make estimations of future prices, price correlation, market volatility and liquidity. The Company’s actual results may differ from its estimates, and these differences can be favorable or unfavorable.

Income Taxes

Prior to the Stone Combination, Talos Energy LLC was a partnership for U.S. federal income tax purposes and was not subject to U.S. federal income tax or state income tax (in most states) at the entity level. As such, Talos Energy LLC did not recognize U.S. federal income tax expense or state income tax expense in most states. In connection with the Stone Combination, Talos Energy LLC was contributed to the Company, which is subject to U.S. federal and state income taxes. The Company records current income taxes based on estimates of current taxable income and provides for deferred income taxes to reflect estimated future income tax payments and receipts. Changes in tax laws are recorded in the period they are enacted. Deferred taxes represent the tax impacts of differences between the financial statement and tax bases of assets and liabilities and carryovers at each year end. The Company classifies all deferred tax assets and liabilities, along with any related valuation allowance, as long-term on the consolidated balance sheets.

The realization of deferred tax assets depends on recognition of sufficient future taxable income during periods in which those temporary differences are deductible. The Company reduces deferred tax assets by a valuation allowance when, based on estimates, it is more likely than not that a portion of those assets will not be realized in a future period. The deferred tax asset estimates are subject to revision, either up or down, in future periods based on new facts or circumstances. In evaluating the Company’s valuation allowances, the Company considers cumulative book losses, the reversal of existing temporary differences, the existence of taxable income in carryback years, tax planning strategies and future taxable income for each of its taxable jurisdictions, the latter two of which involve the exercise of significant judgment. Changes to the Company’s valuation allowances could materially impact its results of operations.

The Company’s policy is to classify interest and penalties associated with underpayment of income taxes as interest expense and general and administrative expense, respectively.

Earnings Per Share

Basic net income per common share (“EPS”) is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Except when the effect would be antidilutive, diluted EPS includes the impact of restricted stock units (“RSUs”), performance share units (“PSUs”) and outstanding warrants. See Note 9 — Earnings Per Share for additional information.

Share-Based Compensation

Certain of the Company’s employees participate in its equity based compensation. The Company measures all employee equity based compensation awards at fair value as calculated using an option pricing method for valuing such securities on the date awards are granted to its employees and recognize compensation cost on a straight-line basis in the Company’s financial statements over the vesting period of each grant according to ASC 718, Compensation — Stock Compensation.

During 2018, the Company issued RSUs and PSUs to certain employees and non-employee directors. The fair value of the stock-based awards is determined at the date of grant and is not remeasured for awards classified as equity, but is remeasured at each reporting period for awards classified as a liability. The Company records share-based compensation, net of actual forfeitures, for the RSUs and PSUs in general and administrative expense on the consolidated statement of operations, net of amounts capitalized to oil and gas properties. See Note 7 — Employee Benefits Plans and Share-Based Compensation for additional information.

RSUs. Share-based compensation is based on the market price of the Company’s Common Stock on the grant date and recognized over the vesting period using the straight-line method as the requisite service period is fulfilled.

PSUs. Share-based compensation is based on the grant date fair value determined using a Monte Carlo valuation model and recognized over the vesting period using the straight-line method. Estimates used in the Monte Carlo valuation model are considered highly-complex and subjective. The number of shares of Common Stock issuable upon vesting ranges from zero to 200% of the number of PSUs granted based on the Company’s total shareholder return (“TSR”) relative to the TSR achieved by a specified industry peer group. Share-based compensation related to PSUs is recognized as the requisite service period is fulfilled, even if the market condition is not achieved.

Concentration of Credit Risk

Consisting principally of cash and cash equivalents, restricted cash, accounts receivable and commodity derivatives, the Company is subject to concentrated financial instruments credit risk.

Cash and cash equivalents and restricted cash balances are maintained in financial institutions, which at times, exceed federally insured limits. The Company monitors the financial condition of these institutions and has not experienced losses on these accounts.

Commodity derivatives are entered into with registered swap dealers, the majority of which participate in the Company’s senior reserve-based revolving credit facility (the “Bank Credit Facility”). The Company monitors the financial condition of these institutions and has not experienced losses due to counterparty default on these instruments.

The Company markets substantially all of its oil and natural gas production, and all of its revenues are attributable to the U.S. The majority of the Company’s oil, natural gas and NGL production is sold to customers under short-term (less than 12 months) contracts at market-based prices. The Company’s customers consist primarily of major oil and natural gas companies, well-established oil and pipeline companies and independent oil and gas producers and suppliers. The Company performs ongoing credit evaluations of its customers and provide allowances for probable credit losses when necessary. The percent of consolidated revenue of major customers, those whose total represented 10% or more of the Company’s oil, natural gas and NGL revenues, was as follows:

	Year Ended December 31,
	2018	2017		2016
Shell Trading (US) Company	65%	80%		68%
Phillips 66	18%	*	*	* *
Chevron U.S.A Inc.	* *	*	*	14%

**	less than 10%

The loss of a major customer could have material adverse effect on the Company in the short term. However, the Company believes it would be able to obtain other customers to market its oil, natural gas and NGL production.

Note 3 — Acquisitions

Business Combination

Combination Between Talos Energy LLC and Stone Energy Corporation

The Stone Combination qualified as a business combination and was accounted for under the acquisition method of accounting, which requires, among other items, that assets acquired and liabilities assumed be recognized on the consolidated balance sheet at their fair values as of the acquisition date, May 10, 2018. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation.

On May 10, 2018, the Company consummated the Transactions contemplated by the Transaction Agreement and Exchange Agreement, pursuant to which, among other things, Talos Energy LLC and Stone became wholly-owned subsidiaries of the Company. The combination was executed as an all-stock transaction whereby the former stakeholders of Talos Energy LLC held approximately 63% of the Company’s outstanding Common Stock and the former stockholders of Stone held approximately 37% of the Company’s outstanding Common Stock as of the Closing Date.

The purchase price of $732.0 million is based on the closing price of Stone common stock and common warrants immediately prior to closing. The following table summarizes the purchase price (in thousands, except per share data):

Stone Energy common stock — issued and outstanding as of May 9, 2018	20,038
Stone Energy common stock price	$35.49
Common stock value	$711,149
Stone Energy common stock warrants — issued and outstanding as of May 9, 2018	3,528
Stone Energy common stock warrants price	$5.90
Common stock warrants value	$20,815

Total purchase price	$731,964

The Company incurred approximately $88.6 million of transaction related costs, of which, $32.5 million was expensed and reflected in general and administrative expense on the consolidated statement of operations.

The remaining $56.1 million was the result of (i) $9.3 million in work fees paid to holders of the 11.00% Senior Secured Notes reflected as a debt discount reducing long-term debt on the consolidated balance sheet and (ii) $46.8 million in fees for seismic use agreements for change in control provisions and reflected in proved properties on the consolidated balance sheet.

While the Company has substantially completed the determination of the fair values of the assets acquired and liabilities assumed, the Company is still finalizing the fair value analysis related to oil and natural gas properties acquired by Stone prior to Closing. The Company anticipates finalizing the determination of the fair values by March 31, 2019.

During the third and fourth quarters of 2018, certain adjustments were recorded to reflect new information obtained subsequent to recording the preliminary allocation of the purchase price. Income tax receivables decreased by $5.5 million, trade receivables increased by $1.0 million, other long-term liabilities increased by $2.7 million and unproved properties increased by $7.2 million. Had these adjustments been recorded as of the acquisition date, May 10, 2018, there would have been no corresponding impact to net income subsequent to the acquisition. These adjustments are reflected in the preliminary purchase price allocation table below.

The following table presents the preliminary allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values on May 10, 2018 (in thousands):

Current assets(1)	$372,760
Property and equipment	883,490
Other long-term assets	18,928
Current liabilities	(130,062)
Long-term debt	(235,416)
Other long-term liabilities	(177,736)

Allocated purchase price	$731,964

(1)

Includes $293.0 million of cash acquired. The fair values of current assets acquired includes trade receivables and joint interest receivables of $43.3 million and $3.5 million, respectively, which the Company expects all to be realizable.

Revenue and net income attributable to the assets acquired in the Stone Combination during the year of December 31, 2018 was $332.9 million $148.5 million, respectively.

Pro Forma Financial Information (Unaudited)

The following supplemental pro forma information (in thousands, except per common share amounts), presents the consolidated results of operations for the years ended December 31, 2018 and 2017 as if the Stone Combination had occurred on January 1, 2017. The unaudited pro forma information was derived from historical statements of operations of the Company and Stone and adjusted to include (i) depletion and accretion expense applied to the adjusted basis of the oil and natural gas properties acquired, (ii) interest expense to reflect the debt transactions contemplated by the Exchange Agreement and (iii) general and administrative expense adjusted for transaction related costs incurred. This information does not purport to be indicative of results of operations that would have occurred had the Stone Combination occurred on January 1, 2017, nor is such information indicative of any expected future results of operations.

	Year Ended December 31,
	2018	2017
Revenue	$1,013,184	712,648
Net income (loss)	$274,577	(100,980)
Basic and diluted net income (loss) per common share	$5.07	$(1.86)

Material, non-recurring adjustments included in pro forma net income (loss) above consist of historical Stone results adjusted to exclude a divestiture of oil and natural gas properties during 2017.

Asset Acquisitions

Each of the acquisitions below qualified as an asset acquisition that requires, among other items, that the cost of the assets acquired and liabilities assumed to be recognized on the balance sheet by allocating the asset cost on a relative fair value basis. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates by the Company’s management at the time of the valuation. Transaction costs incurred on an asset acquisition are capitalized as a component of the assets acquired and any contingent consideration is recognized as the contingency is resolved.

Acquisition of Whistler Energy II, LLC

On August 31, 2018, the Company completed the acquisition of all the issued and outstanding membership interests of Whistler Energy II, LLC (“Whistler”) from Whistler Energy II Holdco, LLC, an affiliate of the Apollo Funds, for $52.6 million ($14.8 million, net of $37.8 million of cash acquired). The $37.8 million of cash acquired consists of $30.8 million of cash collateral posted by Whistler and released by third party surety companies at closing and $7.0 million of cash on hand for working capital purposes. Through the acquisition, the Company acquired all of Whistler’s oil and natural gas assets located in Green Canyon Block 18, Green Canyon Block 69 and Ewing Bank Block 988, including a fixed production platform on Green Canyon Block 18. The Company also assumed the associated asset retirement obligations. The Company refers to the acquisition of all the issued and outstanding membership interests as the “Whistler Acquisition.”

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their relative fair values, on August 31, 2018 (in thousands):

Current assets(1)	$45,337
Property and equipment	35,344
Other long-term assets	66
Current liabilities	(4,261)
Asset retirement obligations	(23,862)

Allocated purchase price	$52,624

(1)	Includes $37.8 million of cash acquired and trade receivables of $3.2 million, which the Company expects all to be realizable.

Acquisition of Additional Working Interest in the Phoenix Field

On December 20, 2016, the Company purchased an additional 15% working interest in the Phoenix Field from Sojitz Energy Venture Inc. (“Sojitz”) for approximately $85.8 million in cash and the assumption of certain asset retirement obligations, subject to customary post-closing adjustments. The purchase price was funded by a $93.8 million ($91.9 million, net of $1.9 million of transaction fees) contribution from the Sponsors. Additionally, the Company entered into a contingent consideration arrangement in the form of an earn-out equal to 5% of the acquired property’s monthly net profit if its realized oil price is greater than $65.00 per Bbl in a given month. The maximum payout under the earn-out is $10.0 million and it has an indefinite life pursuant to the purchase and sale agreement. The Company refers to the acquisition of assets from Sojitz as the “Sojitz Acquisition.”

Through December 31, 2017, the Company recorded $2.5 million in post-closing adjustments related to activity between the effective date and closing date of the acquisition. The following table presents the allocation of the purchase price (inclusive of post-closing adjustments) to the assets acquired and liabilities assumed, based on their relative fair values, on December 20, 2016 (in thousands):

Proved properties	$77,967
Unproved properties, not subject to amortization	11,133
Other short and long-term assets	2,380
Asset retirement obligations	(3,242)

Allocated purchase price	$88,238

Note 4 — Property, Plant and Equipment

Proved Properties. The Company’s interests in oil and natural gas proved properties are located in the United States, primarily in the Gulf of Mexico deep and shallow waters. The Company follows the full cost method of accounting for its oil and natural gas exploration and development activities. In August 2016, the Company entered into a capital lease for the use of the HP-I and recorded a $124.3 million capital lease asset. Since the HP-I is utilized in its oil and natural gas development activities, the asset is included within proved property, subject to the ceiling test calculation described below, and is depleted as part of the full cost pool.

Pursuant to SEC Regulation S-X, Rule 4-10, under the full cost method of accounting, the Company’s capitalized oil and natural gas costs are limited to a ceiling based on the present value of future net revenues from proved reserves, computed using a discount factor of 10%, plus the lower of cost or estimated fair value of unproved oil and natural gas properties not being amortized less the related tax effects. The Company performs this ceiling test calculation each quarter utilizing SEC pricing. During 2018, 2017 and 2016, the Company’s ceiling test computations did not result in a write-down of its U.S. oil and natural gas properties. At December 31, 2018, its ceiling test computation was based on SEC pricing of $69.42 per Bbl of oil, $3.08 per Mcf of natural gas and $29.50 per Bbl of NGLs.

Unproved Properties. Unproved capitalized costs of oil and natural gas properties excluded from amortization relate to unevaluated properties associated with acquisitions, leases awarded in the U.S. Gulf of Mexico federal lease sales, certain geological and geophysical costs, costs associated with certain exploratory wells in progress and capitalized interest. Unproved properties also include costs associated with the two blocks (Block 2 and Block 7) awarded on September 4, 2015 to the Company together with Sierra Oil & Gas S. de R.L de C.V. (“Sierra”) and Premier Oil Plc (“Premier”), the (“Consortium”), located in the shallow waters off the coast of Mexico’s Veracruz and Tabasco states, by the National Hydrocarbons Commission (“CNH”), Mexico’s upstream regulator.

In September 2018, the Company entered into a transaction (the “Hokchi Cross Assignment”) with Hokchi Energy, S.A. de C.V. (“Hokchi”), a subsidiary of Pan American Energy (“PAE”), to cross assign 25% participation interests (“PIs”) in Block 2 and Block 31. The Company’s assignment of a 25% PI in Block 2 to Hokchi closed on December 21, 2018, and Hokchi has assumed operator responsibilities with respect to Block 2. Hokchi’s assignment of Block 31 to the Company will be completed upon final approval by the CNH subsequent to December 31, 2018. In addition, Premier exercised its option to reduce its PI in Block 2 to zero and assign a 5% PI to each of Sierra and the Company. Such assignment is also subject to CNH’s approval which had not occurred as of December 31, 2018. Upon completion of the Hokchi Cross Assignment and Premier’s option exercise, the Company will own a 25% PI in each of Block 2 and Block 31, and Hokchi will be the operator of both blocks.

The following table sets forth a summary of the Company’s oil and natural gas property costs not being amortized at December 31, 2018, by the year in which such costs were incurred (in thousands):

		Year Ended December 31,
	Total	2018	2017	2016	2015 and Prior
Acquisition United States	$49,777	$40,657	$—	$2,244	$6,876
Exploration United States	13,327	8,391	3,188	92	1,656

Total United States unproved properties, not subject to amortization	$63,104	$49,048	$3,188	$2,336	$8,532

Exploration Mexico	45,105	14,362	23,332	6,110	1,301

Total Mexico unproved properties, not subject to amortization	$45,105	$14,362	$23,332	$6,110	$1,301

Total unproved properties, not subject to amortization	$108,209	$63,410	$26,520	$8,446	$9,833

The excluded costs will be included in the amortization base as properties are evaluated and proved reserves are established or impairment is determined. The Company expects this process to occur over the next five years.

Capitalized Overhead. General and administrative expense in the Company’s financial statements is reflected net of capitalized overhead. The Company capitalizes overhead costs that are directly related to exploration, acquisition and development activities. Capitalized overhead for the years ended December 31, 2018, 2017 and 2016 was $21.9 million, $13.7 million and $12.5 million, respectively.

Asset Retirement Obligations. The Company has obligations associated with the retirement of its oil and natural gas wells and related infrastructure. The Company has obligations to plug wells when production on those wells is exhausted, when the Company no longer plans to use them or when the Company abandons them. The Company accrues a liability with respect to these obligations based on its estimate of the timing and amount to replace, remove or retire the associated assets.

In estimating the liability associated with its asset retirement obligations, the Company utilizes several assumptions, including a credit-adjusted risk-free interest rate, estimated costs of decommissioning services, estimated timing of when the work will be performed and a projected inflation rate. Changes in estimate in the table below represent changes to the expected amount and timing of payments to settle its asset retirement obligations. Typically, these changes result from obtaining new information about the timing of its obligations to plug and abandon oil and natural gas wells and the costs to do so. After initial recording, the liability is increased for the passage of time, with the increase being reflected as accretion expense in the Company’s consolidated statements of operations. If the Company incurs an amount different from the amount accrued for decommissioning obligations, the Company recognizes the difference as an adjustment to proved properties.

The discounted asset retirement obligations included in the consolidated balance sheets in current and non-current liabilities, and the changes in that liability during each of the years ended December 31, 2018 and 2017 were as follows (in thousands):

	Year Ended December 31,
	2018	2017
Asset retirement obligations at January 1	$214,733	$220,049
Fair value of asset retirement obligations acquired(1)	244,766	699
Obligations settled	(112,946)	(32,573)
Accretion expense	35,344	19,295
Obligations incurred	358	4,213
Changes in estimate	562	3,050

Asset retirement obligations at December 31	$382,817	$214,733
Less: Current portion	(68,965)	(39,741)

Long-term portion	$313,852	$174,992

(1)	Includes $220.6 million and $23.9 million of asset retirement obligations assumed in the Stone Combination and the Whistler Acquisition, respectively.

Note 5 — Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments (in thousands):

	December 31, 2018		December 31, 2017
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
11.00% Second-Priority Senior Secured Notes — due April 2022(1)	$381,229	$362,168	$—	$—
7.50% Senior Secured Notes — due May 2022	$6,060	$5,151	$—	$—
Bank Credit Facility — due May 2022(1)	$257,448	$265,000	$—	$—
11.00% Bridge Loans — due April 2022(1)	$—	$—	$169,838	$172,023
9.75% Senior Notes — due July 2022(1)	$—	$—	$100,681	$102,000
9.75% Senior Notes — due February 2018	$—	$—	$24,977	$24,977
LLC Bank Credit Facility — due February 2019(1)	$—	$—	$402,062	$403,000
Oil and Natural Gas Derivatives	$74,923	$74,923	$(66,830)	$(66,830)

(1)	The carrying amounts are net of discount and deferred financing costs.

As of December 31, 2018 and 2017, the carrying amounts of cash and cash equivalents, accounts receivable, restricted cash and accounts payable approximate their fair values because of the short-term nature of these instruments.

11.00% Second-Priority Senior Secured Notes — due April 2022. The $390.9 million aggregate principal amount of 11.00% Senior Secured Notes is reported on the consolidated balance sheet at its carrying value, net of original issue discount and deferred financing costs, see Note 6 — Debt. The fair value of the 11.00% Senior Secured Notes is estimated (representing a Level 1 fair value measurement) using quoted secondary market trading prices.

7.50% Senior Secured Notes — due May 2022. The $6.1 million aggregate principal amount of 7.50% Stone Senior Notes is reported on the consolidated balance sheet as of December 31, 2018 at its carrying value, see Note 6 — Debt. The fair value of the 7.50% Stone Senior Notes is estimated (representing a Level 1 fair value measurement) using quoted secondary market trading prices.

Bank Credit Facility — due May 2022. On May 10, 2018, in connection with the Stone Combination, the Talos Energy LLC senior reserve-based revolving credit facility (“LLC Bank Credit Facility”) was repaid and terminated, and the Company executed a new Bank Credit Facility with an initial borrowing base of $600.0 million (the “Bank Credit Facility”). The LLC Bank Credit Facility was repaid with borrowings from the Bank Credit Facility and cash acquired in the Stone Combination. The Company’s Bank Credit Facility is reported on the consolidated balance sheet as of December 31, 2018 at its carrying value net of deferred financing costs, see Note 6 — Debt. The fair value of the Bank Credit Facility is estimated based on the outstanding borrowings under the Company’s Bank Credit Facility since it is secured by the Company’s reserves and the interest rates are variable and reflective of market rates (representing a Level 2 fair value measurement).

Oil and natural gas derivatives. The Company attempts to mitigate a portion of its commodity price risk and stabilize cash flows associated with sales of oil and natural gas production through the use of oil and natural gas swaps and costless collars. Swaps are contracts where the Company either receives or pays depending on whether the oil or natural gas floating market price is above or below the contracted fixed price. Costless collars consist of a purchased put option and a sold call option with no net premiums paid to or received from counterparties. Collar contracts typically require payments by the Company if the NYMEX average closing price is above the ceiling price or payments to the Company if the NYMEX average closing price is below the floor price.

The Company has elected not to designate any of its derivative contracts for hedge accounting. Accordingly, commodity derivatives are recorded on the consolidated balance sheet at fair value with settlements of such contracts, and changes in the unrealized fair value, recorded as price risk management activities income (expense) on the consolidated statements of operations in each period.

The following table presents the impact that derivatives, not qualifying as hedging instruments, had on its consolidated statements of operations (in thousands):

	Year Ended December 31,
	2018	2017	2016
Price risk management activities income (expense)(1)	$60,435	$(27,563)	$(57,398)

(1)	The Company paid cash settlements of $111.1 million, and received cash settlements of $23.8 million and $172.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table reflects the contracted volumes and weighted average prices the Company will receive under its derivative contracts as of December 31, 2018:

Production Period	Instrument Type	Average Daily Volumes	Weighted Average Swap Price	Weighted Average Put Price	Weighted Average Call Price
Crude Oil — WTI:		(Bbls)	(per Bbl)	(per Bbl)	(per Bbl)
January 2019 – December 2019	Swap	25,059	$55.39	$—	$—
Natural Gas — Henry Hub NYMEX:		(MMBtu)	(per MMBtu)	(per MMBtu)	(per MMBtu)
January 2019 – December 2019	Collar	8,630	$—	$3.00	$3.95
January 2019 – December 2019	Swaps	21,872	$2.90	$—	$—

Subsequent event. The following table reflects the contracted volumes and weighted average prices the Company will receive under its derivative contracts entered into subsequent to December 31, 2018, which are not reflected in the table above:

Production Period	Instrument Type	Average Daily Volumes		Weighted Average Swap Price		Weighted Average Put Price		Weighted Average Call Price
Crude Oil — WTI:		(Bbls)		(per Bbl)		(per Bbl)		(per Bbl)
April 2019 – December 2019	Swap	3,444		$56.94		$—		$—
January 2020 – December 2020	Swap	3,746		$57.07		$—		$—
January 2020 – December 2020	Collar	3,000		$55.00		$55.00		$60.64
Natural Gas — Henry Hub NYMEX:		(MMBtu	)	(per MMBtu	)	(per MMBtu	)	(per MMBtu	)
April 2019 – December 2019	Swap	19,418		$2.89		$—		$—

The following tables provide additional information related to financial instruments measured at fair value on a recurring basis (in thousands):

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Assets:
Oil and natural gas swaps and costless collars	$—	$75,473	$—	$75,473
Liabilities:
Oil and natural gas swaps and costless collars	—	(550)	—	(550)

Total net asset	$—	$74,923	$—	$74,923

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets:
Oil and natural gas swaps and costless collars	$—	$1,908	$—	$1,908
Liabilities:
Oil and natural gas swaps and costless collars	—	(68,738)	—	(68,738)

Total net liability	$—	$(66,830)	$—	$(66,830)

Financial Statement Presentation. Derivatives are classified as either current or non-current assets or liabilities based on their anticipated settlement dates. Although the Company has master netting arrangements with its counterparties, the Company present its derivative financial instruments on a gross basis in its consolidated balance sheets. On derivative contracts recorded as assets in the table below, the Company is exposed to the risk the counterparties may not perform. The following table presents the fair value of derivative financial instruments at December 31, 2018 and 2017 (in thousands):

	December 31, 2018		December 31, 2017
	Assets	Liabilities	Assets	Liabilities
Oil and natural gas derivatives:
Current	$75,473	$550	$1,563	$49,957
Non-current	—	—	345	18,781

Total	$75,473	$550	$1,908	$68,738

Credit Risk. The Company is subject to the risk of loss on its financial instruments as a result of nonperformance by counterparties pursuant to the terms of their contractual obligations. The Company entered into International Swaps and Derivative Association agreements with counterparties to mitigate this risk. The

Company also maintains credit policies with regard to its counterparties to minimize overall credit risk. These policies require (i) the evaluation of potential counterparties’ financial condition to determine their credit worthiness; (ii) the regular monitoring of counterparties’ credit exposures; (iii) the use of contract language that affords the Company netting or set off opportunities to mitigate exposure risk; and (iv) potentially requiring counterparties to post cash collateral, parent guarantees or letters of credit to minimize credit risk. The Company’s assets and liabilities from commodity price risk management activities at December 31, 2018 represent derivative instruments from nine counterparties; all of which are registered swap dealers that have an “investment grade” (minimum Standard & Poor’s rating of BBB- or better) credit rating, and seven of which are parties under the Company’s Bank Credit Facility. The Company enters into derivatives directly with these counterparties and, subject to the terms of the Company’s Bank Credit Facility, is not required to post collateral or other securities for credit risk in relation to the derivative activities.

Note 6 — Debt

A summary of the detail comprising the Company’s debt and the related book values for the respective periods presented is as follows (in thousands):

Description	December 31, 2018	December 31, 2017
11.00% Second-Priority Senior Secured Notes — due April 2022	$390,868	$—
7.50% Senior Secured Notes — due May 2022	6,060	—
Bank Credit Facility — due May 2022	265,000	—
4.20% Building Loan — due November 2030	10,567	—
11.00% Bridge Loans — due April 2022	—	172,023
9.75% Senior Notes — due July 2022	—	102,000
9.75% Senior Notes — due February 2018	—	24,977
LLC Bank Credit Facility — due February 2019	—	403,000

Total debt, before discount and deferred financing cost	672,495	702,000
Discount and deferred financing cost	(17,191)	(4,442)

Total debt, net of discount and deferred financing costs	655,304	697,558
Less: Current portion of long-term debt	(443)	(24,977)

Long-term debt, net of discount and deferred financing costs	$654,861	$672,581

In connection with the Stone Combination, the Company consummated the Transactions, pursuant to which (i) the Apollo Funds and Riverstone Funds contributed $102.0 million in aggregate principal amount of 9.75% Senior Notes to the Company in exchange for Common Stock; (ii) the holders of 11.00% Bridge Loans exchanged such 11.00% Bridge Loans for $172.0 million aggregate principal amount of 11.00% Senior Secured Notes and (iii) Franklin Noteholders and MacKay Noteholders exchanged their 7.50% Stone Senior Notes for $137.4 million aggregate principal amount of 11.00% Senior Secured Notes. An additional $81.5 million of 7.50% Stone Senior Notes held by non-affiliates were also exchanged for 11.00% Senior Secured Notes pursuant to an exchange offer and consent solicitation in connection with the Stone Combination.

The exchanges to 11.00% Senior Secured Notes were accounted for as a debt modification. Under a debt modification, a new effective interest rate that equates the revised cash flows to the carrying amount of the 11.00% Senior Secured Notes is computed and applied prospectively. Costs incurred with third parties directly related to the modification are expensed as incurred. The Company incurred approximately $4.3 million of transaction fees related to the modification which were expensed and reflected in general and administrative expense on the consolidated statements of operations during the year ended December 31, 2018. The Company also paid $9.3 million in work fees to holders of the 11.00% Senior Secured Notes, which are reflected as debt discount reducing long-term debt on the consolidated balance sheet.

11.00% Second-Priority Senior Secured Notes — due April 2022. The 11.00% Senior Secured Notes were issued pursuant to an indenture dated May 10, 2018, between the Talos Issuers, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent. The 11.00% Senior Secured Notes mature April 3, 2022 and have interest payable semi-annually each April 15 and October 15. Prior to May 10, 2019, the Company may, at its option, redeem all or a portion of the 11.00% Senior Secured Notes at 100% of the principal amount plus accrued and unpaid interest and a make-whole premium. Thereafter, the Company may redeem all or a portion of the 11.00% Senior Secured Notes at redemption prices decreasing annually from 105.5% to 100.0% plus accrued and unpaid interest.

The indenture governing the 11.00% Senior Secured Notes applies certain limitations on the Company’s ability and the ability of its subsidiaries to, among other things, (i) incur additional indebtedness or issue certain preferred shares; (ii) pay dividends and make certain other restricted payments; (iii) create restrictions on the payment of dividends or other distributions to the Company from its restricted subsidiaries; (iv) create liens on certain assets to secure debt; (v) make certain investments; (vi) engage in sales of assets and subsidiary stock; (vii) transfer all or substantially all of its assets or enter into merger or consolidation transactions; and (viii) engage in transactions with affiliates. The 11.00% Senior Secured Notes contain customary quarterly and annual reporting, financial and administrative covenants. The Company was in compliance with all debt covenants at December 31, 2018.

7.50% Senior Secured Notes — due May 2022. The 7.50% Stone Senior Notes represent the remaining $6.1 million of long-term debt assumed in the Stone Combination that were not exchanged for 11.00% Senior Secured Notes pursuant to the Exchange Offer and Consent Solicitation, and thus remain outstanding. As a result of the exchange offer and consent solicitation, substantially all of the restrictive covenants relating to the 7.50% Stone Senior Notes have been removed and collateral securing the 7.50% Stone Senior Notes has been released. The 7.50% Stone Senior Notes mature May 31, 2022 and have interest payable semi-annually each May 31 and November 30. Prior to May 31, 2020, the Company may, at its option, redeem all or a portion of the 7.50% Stone Senior Notes at 100% of the principal amount plus accrued and unpaid interest and a make-whole premium. Thereafter, the Company may redeem all or a portion of the 7.50% Stone Senior Notes at redemption prices decreasing annually from 105.625% to 100.0% plus accrued and unpaid interest.

Bank Credit Facility — due May 2022. Talos Production LLC, a subsidiary of the Company, executed the Bank Credit Facility in conjunction with the Stone Combination with a syndicate of financial institutions, with an initial borrowing base of $600.0 million. The Bank Credit Facility is currently scheduled to mature on May 10, 2022.

The Bank Credit Facility bears interest based on the borrowing base usage, at the applicable London InterBank Offered Rate, plus applicable margins ranging from 2.75% to 3.75% or an alternate base rate, based on the federal funds effective rate plus applicable margins ranging from 1.75% to 2.75%. In addition, the Company is obligated to pay a commitment fee of 0.50% on the unfunded portion of the commitments under the Bank Credit Facility. The Bank Credit Facility has certain debt covenants, the most restrictive of which is that the Company must maintain a total debt to EBITDAX Ratio (as defined in the Bank Credit Facility) of no greater than 3.00 to 1.00 each quarter. The Company must also maintain a current ratio no less than 1.00 to 1.00 each quarter. According to the Bank Credit Facility, undrawn commitments are included in current assets in the current ratio calculation. The Bank Credit Facility is secured by substantially all of the oil and natural gas assets of the Company. The Bank Credit Facility is fully and unconditionally guaranteed by the Company and certain of its wholly-owned subsidiaries.

The Bank Credit Facility provides for determination of the borrowing base based on the Company’s proved producing reserves and a portion of its proved undeveloped reserves. The borrowing base is redetermined by the lenders at least semi-annually during the second quarter and fourth quarter. On November 16, 2018 the borrowing base was increased from $600.0 million to $850.0 million. However, the Company elected to maintain the $600.0 million commitment based upon its current liquidity needs. The next redetermination is scheduled for April 2019.

As of December 31, 2018, commitments under the Company’s borrowing base was set at $600.0 million, of which no more than $200.0 million can be used as letters of credit. The amount the Company is able to borrow with respect to the borrowing base is subject to compliance with the financial covenants and other provisions of the Bank Credit Facility. The Company was in compliance with all debt covenants at December 31, 2018. As of December 31, 2018, the Bank Credit Facility had approximately $320.3 million of undrawn commitments (taking into account $14.7 million letters of credit and $265.0 million drawn from the Bank Credit Facility).

Building Loan — due November 2030. In connection with the Stone Combination, the Company assumed Stone’s 4.20% term loan maturing on November 20, 2030 (the “Building Loan”). The Building Loan bears interest at a rate of 4.20% per annum and is to be repaid in 180 equal monthly installments of approximately $0.1 million. As of December 31, 2018, the outstanding balance under the Building Loan totaled $10.6 million. The Building Loan is collateralized by the Company’s two office buildings in Lafayette, Louisiana. Under the financial covenants of the Building Loan, the Company must maintain a ratio of EBITDA to Net Interest Expense of not less than 2.00 to 1.00. In addition, the Building Loan contains certain customary restrictions or requirements with respect to change of control and reporting responsibilities. The Company was in compliance with all covenants under the Building Loan as of December 31, 2018.

9.75% Senior Notes — due February 2018. The 2018 Senior Notes were issued pursuant to an indenture dated February 6, 2013 among the Talos Issuers, the subsidiaries, as issuers, the subsidiary guarantors party thereto and the trustee. On February 15, 2018, the Talos Issuers redeemed the remaining $25.0 million principal amount of the 9.75% Senior Notes at par.

Subsequent Event. On January 22, 2019, the Company borrowed $35.0 million from the Bank Credit Facility to fund 2019 acquisition activities, see Note 15 — Subsequent Events.

Note 7 — Employee Benefits Plans and Share-Based Compensation

Stone Change of Control and Severance Plans

The Company maintains the Stone Energy Corporation Executive Severance Plan and Stone Energy Corporation Employee Severance Plan, each a legacy plan of Talos Petroleum LLC (f/k/a Stone Energy Corporation). The plans provide for the payment of severance and change in control benefits to certain individuals who, prior to the Stone Combination, were executive officers or employees of Talos Petroleum LLC, in each case upon an involuntary termination within twelve months of Closing. For the year ended December 31, 2018 the Company incurred $7.8 million of severance expense, reflected in general and administrative expense on the consolidated statement of operations. Approximately $0.3 million of such expense remained unpaid at December 31, 2018.

Talos Energy Inc. Long Term Incentive Plan

In connection with the Closing, the Company adopted the Talos Energy Inc. Long Term Incentive Plan (the “LTIP”), pursuant to which the Company may issue, subject to Board approval, grants of options, stock appreciation rights, restricted stock, restricted stock units, stock awards, dividend equivalents, other stock-based awards, cash awards, substitute awards or any combination of the foregoing to employees, directors and consultants. The LTIP authorizes the Company to grant awards of up to 5,415,576 shares of the Company’s Common Stock.

Restricted Stock Units — Employees. During the year ended December 31, 2018, the Company granted 116,448 RSUs under the LTIP to employees. These RSUs had a grant date fair value of $3.9 million and vest ratably over an approximate three year period, which began on May 14, 2018, subject to such employee’s continued service through each vesting date. Upon vesting, each RSU represents a contingent right to receive one share of Common Stock. The total unrecognized share-based compensation expense related to these RSUs at December 31, 2018 was approximately $3.3 million, which is expected to be recognized over a weighted average period of 2.4 years.

Restricted Stock Units — Non-employee Directors. On May 21, 2018, the Company granted 22,963 RSUs under the LTIP to non-employee directors. These RSUs had a grant date fair value of $0.8 million and vest on May 19, 2019, subject to such non-employee director’s continued service through the vesting date. Upon vesting, these RSUs represent a contingent right to receive one share of Common Stock for each RSU for 60% or 13,778 of these RSUs, and cash for the remaining 40% or 9,185 of these RSUs. The total unrecognized share-based compensation expense related to these RSUs at December 31, 2018 was approximately $0.2 million, which is expected to be recognized over a weighted average period of 0.4 years. Of the unrecognized share-based compensation expense, $0.1 million relates to liability awards and will be subsequently remeasured at each reporting period.

The following table summarizes RSU activity for the year ended December 31, 2018:

	Restricted Stock Units	Weighted Average Grant Date Fair Value
Unvested RSUs at December 31, 2017	—	$—
Granted	139,411	33.85
Vested	(53)	32.86
Forfeited	(654)	32.86

Unvested RSUs at December 31, 2018	138,704	$33.85

Performance Share Units — Employees. During the year ended December 31, 2018, the Company granted 232,891 PSUs to employees with each PSU representing the contingent right to receive one share of Common Stock. However, the number of Common Stock shares issuable upon vesting ranges from zero to 200% of the number of PSUs granted based on the total shareholder return (“TSR”) of the Common Stock relative to the TSR achieved by a specific industry peer group over an approximate three-year performance period, the last day of which is also the vesting date. The total unrecognized share-based compensation expense related to these PSUs at December 31, 2018 was approximately $9.2 million, which is expected to be recognized over a weighted average period of 2.4 years.

The following table summarizes PSU activity for the year ended December 31, 2018:

	Performance Share Units	Weighted Average Grant Date Fair Value
Unvested PSUs at December 31, 2017	—	$—
Granted	232,891	44.47
Vested	—	—
Forfeited	(1,349)	42.94

Unvested PSUs at December 31, 2018	231,542	$44.47

The grant date fair value of the PSUs, calculated using a Monte Carlo simulation, was $10.4 million. The following table summarizes the assumptions used to calculate the grant date fair value of the PSUs granted August 29, 2018 and September 28, 2018:

	August 29, 2018 Grant Date Fair Value Assumptions	September 28, 2018 Grant Date Fair Value Assumptions
Number of simulations	100,000	100,000
Expected term (in years)	2.7	2.6
Expected volatility	50.6%	47.4%
Risk-free interest rate	2.7%	2.9%
Dividend yield	—%	—%

Talos Energy LLC Series B Units

Prior to the Stone Combination, the Limited Liability Company Agreement of Talos Energy LLC established Series A, Series B and Series C Units. Series B Units were generally intended to be used as incentives for Company employees. Series B Units do not participate in distributions prior to vesting or until Series A Units have received cumulative distributions equal to (i) the original cash contributed to the Company for such Series A Units and (ii) an 8% return, compounded annually (the “Aggregate Series A Payout”), and Series C Units have received $25.0 million in distributions. In connection with the Transactions, the Series A, Series B and Series C Units were exchanged for an equivalent number of units in each of an entity affiliated with the Apollo Funds and an entity affiliated with the Riverstone Funds, each of which hold Common Stock of the Company. The modification did not result in incremental value to the Series B Units.

For accounting and financial reporting purposes, the Series B Units are deemed to be equity awards, and the compensation expense related to these awards is recorded on a straight-line basis over the vesting period in the Company’s consolidated financial statements and is reflected as a corresponding credit to accumulated deficit on the consolidated balance sheet.

The Company’s unrecognized compensation expense at December 31, 2018 is approximately $2.7 million. Of this amount, approximately $0.5 million of the unrecognized compensation expense will continue to be recognized on a straight-line basis over the remainder of the four year requisite service period. The remaining $2.2 million will be recognized upon an Aggregate Series A Payout. The weighted-average period over which the unrecognized compensation expense for the Series B Units will be recognized is 1.7 years.

New Talos Energy LLC Series B Units

In connection with the transactions contemplated in the Exchange Agreement on May 10, 2018, an entity affiliated with the Apollo Funds and an entity affiliated with the Riverstone Funds, each of which hold Common Stock in the Company as a result of the Sponsor Debt Exchange, established new Series A Units (“New Series A Units”) and new Series B Units (“New Series B Units”). The New Series B Units are generally intended to be used as incentives for Company employees.

The New Series B Units do not participate in distributions prior to vesting or until the New Series A Units have received cumulative distributions of $102.0 million. After issuance, 80% of the New Series B Units vest on a monthly basis over a four year period based on the initial vesting schedule of the original Series B Units, subject to continued employment. All unvested New Series B Units fully vest upon the cumulative distribution of $102.0 million.

For accounting and financial reporting purposes, the New Series B Units are deemed to be equity awards, and the compensation expense related to these awards is recorded on a straight-line basis over the vesting period in the Company’s consolidated financial statements and is reflected as a corresponding credit to accumulated deficit on the consolidated balance sheet.

The New Series B Units issued were valued using the option pricing method for valuing securities. In this method, the rights and claims of each security are modeled as a portfolio of Black-Scholes-Merton call options written on the total equity of the entities affiliated with the Apollo Funds and Riverstone Funds. The total value of the equity is calculated in an iterative process that results in the New Series A Units being valued at par. The risk-free rate of interest is based on the U.S. Treasury yield curve on the grant date. The expected time to a liquidity event is based on a weighted average calculation of management’s estimate considering market conditions and expectations. The expected volatility of equity is based on the volatility of the assets of similar publicly traded companies using a Black-Scholes-Merton model. The discount for lack of marketability is based on the restrictions on the New Series B Units and the volatility of the New Series B Units using a Black-Scholes-Merton model.

The Company’s unrecognized compensation expense at December 31, 2018 is approximately $1.2 million. Of this amount, approximately $0.2 million of the unrecognized compensation expense will continue to be recognized on a straight-line basis over the remainder of the four year requisite service period. The remaining $1.0 million will be recognized upon the New Series A Units receiving the cumulative distribution. The weighted-average period over which the unrecognized compensation expense will be recognized is 0.8 months.

Share-based Compensation Expense, net

Share-based compensation expense associated with RSUs, PSUs and Series B Units are reflected as general administrative expense, net amounts capitalized to oil and gas properties in the consolidated statement of operations. Because of the non-cash nature of share-based compensation, the expensed portion of share-based compensation is added back to net income in arriving at net cash used in or provided by operating activities in the consolidated statement of cash flows.

For the year ended December 31, 2018, share-based compensation expense did not have any associated income tax benefit. The Company recognized the following share-based compensation expense, net for the following years (in thousands):

	Year Ended December 31,
	2018	2017	2016
Restricted stock units — Employees	$560	$—	$—
Restricted stock units — Non-employee Directors	402	—	—
Performance share units	1,129	—	—
Talos Energy LLC Series B Units	666	1,795	2,287
New Talos Energy LLC Series B Units	3,752	—	—

Total share-based compensation expense	6,509	1,795	2,287
Less: amounts capitalized to oil and gas properties	(3,616)	(920)	(1,204)

Total share-based compensation expense, net	$2,893	$875	$1,083

Note 8 — Income Taxes

Prior to the Stone Combination, Talos Energy LLC was a partnership for U.S. federal income tax purposes and was not subject to U.S. federal income tax or state income tax (in most states) at the entity level. As such, Talos Energy LLC did not recognize U.S. federal income tax expense or state income tax expense in most states. Talos Energy LLC’s operations in the shallow waters off the coast of Mexico were conducted under a different legal form and are subject to foreign income taxes.

In connection with the Stone Combination, Talos Energy LLC was contributed to the Company, which is subject to federal and state income taxes. The Company is also subject to foreign income taxes. Due to the change in tax status, deferred taxes are recorded for differences in book and tax basis. The Company’s differences in its book and tax basis in its assets and liabilities is primarily related to different cost recovery periods utilized for book and tax purposes for the Company’s oil and natural gas properties, asset retirement obligations and net operating loss carryforwards. A valuation allowance is established to reduce deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company believes it is more likely than not that the net federal deferred tax asset will not be realized and therefore recorded a valuation allowance. Due to the valuation allowance, the tax expense resulting from the initial book and tax basis difference from the change in tax status was zero. The Company accounted for the book and tax basis difference from the Stone Combination in acquisition method accounting and recorded an estimated state deferred tax liability of $2.7 million.

As part of the Stone Combination, entities related to the Apollo Funds and Riverstone Funds contributed entities to the Company that were under common control. At December 31, 2018, the Company also estimated a net deferred tax asset related to tax loss carryforwards and differences in book and tax basis of assets. The net deferred tax asset and valuation allowance from the contribution is accounted for in stockholder’s equity. The Company believes it is more likely than not that the net deferred tax asset will not be realized and therefore recorded a valuation allowance.

As a result of the Stone Combination, the Company acquired a current income tax receivable of $10.7 million primarily related to the carryback of specified liability losses.

Tax Cuts and Jobs Act. On December 22, 2017, the President signed into law Public Law No. 115-97 (“Tax Act”), an Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on the budget for fiscal year 2018. The Tax Act made broad and complex changes to the U.S. tax code. The SEC issued SAB 118, which has since been codified into ASC 740, providing guidance on the accounting for the tax effects of the Tax Act. ASC 740 provides a measurement period that should not extend beyond one year from the Tax Act enactment date to complete the accounting under ASC 740. In accordance with this pronouncement, the Company completed its assessment on certain effects of the Tax Act in the financial statements for the period ending December 31, 2018. In assessing the need for a valuation allowance on its deferred tax assets, the Company considered whether it was more likely than not that some portion or all of them will not be realized. Due to a full valuation allowance against the Company’s deferred tax assets, the adjustments did not have any net impact on tax expense for 2018.

The components of income tax expense (benefit) were as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016
Current income tax expense (benefit)
United States	$—	$—	$—
Mexico	1,345	—	—

Total current income tax expense (benefit)	$1,345	$—	$—

Deferred income tax expense (benefit)
United States	$1,064	$—	$—
Mexico	513	—	—

Total deferred income tax expense (benefit)	1,577	—	—

Total income tax expense (benefit)	$2,922	$—	$—

The reconciliation of income taxes computed at the U.S. federal statutory tax rate to the Company’s income tax expense is as follows (in thousands, except percentages):

	Year Ended December 31,
	2018	2017	2016
Income tax (benefit) at the federal statutory tax rate	$47,137	$(22,004)	$(72,830)
Earnings not subject to tax	9,980	22,004	72,830
State income taxes	11,738	—	—
Foreign income taxes	1,008	—	—
Foreign rate differential	432	—	—
Prior year taxes	417	—	—
Other adjustments	800	—	—
Change in tax status	(35,925)	—	—
Change in valuation allowance	(32,665)

Total income tax	$2,922	$—	$—

Effective tax rate	1.30%	—%	—%

The Company’s effective tax rate for the year ending December 31, 2018, differed from the federal statutory rate of 21.0% primarily due to recording a valuation allowance for its deferred tax assets. The effective tax rate for years 2017 and 2016 differed from the federal statutory rate of 35.0% because the Company was not subject to U.S. federal or state taxation as a partnership and the Company’s Mexico operations did not incur a material income tax expense.

Deferred Tax Assets and Liabilities

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets and liabilities were as follows (in thousands):

	Year Ended December 31,
	2018	2017
Deferred tax assets:
Federal net operating loss	$117,546	$—
Foreign tax loss carryforward	2,303	4,023
State net operating loss	23,542	—
Asset retirement obligations	95,546	—
Tax credits	12	—
Interest	33,867	—
Other	5,909	—

Total deferred tax assets	278,725	4,023
Valuation allowance	(94,085)	(4,007)

Total deferred tax assets, net	$184,640	$16

Deferred tax liabilities
Oil and gas properties	166,879	—
Hedges	18,246	—
Prepaid	3,371	—

Deferred tax liabilities	188,496	—

Net deferred tax asset (liability)	$(3,856)	$16

Income Tax Receivables and Payables

As of December 31, 2018, the Company recorded current income tax receivables of $10.7 million. As a result of the Stone Combination, the Company acquired the current income tax receivable primarily related to the carryback of specified liability losses. The Company has also recorded an income tax payable of $1.3 million primarily related to estimated taxes for the 2018 Mexico tax returns.

Net Operating Loss

The table below presents the details of the Company’s net operating loss and tax credit carryovers as of December 31, 2018 (in thousands):

	Amount	Expiration Year
Federal net operating losses	$557,895	2034-2038
Foreign tax loss carryforward	$8,970	2025-2028
State net operating losses	$307,629	2019-2038

As of December, 31, 2018, the Company had U.S. federal net operating loss carryforwards (“NOLs”) of approximately $557.9 million, of which $538.4 million is subject to limitation under Section 382 of the Internal Revenue Code (“IRC”). IRC Section 382 provides an annual limitation with respect to the ability of a corporation to utilize its tax attributes, against future U.S. taxable income in the event of a change in ownership. If not utilized, such carryforwards would begin to expire in 2034.

Valuation Allowance

During 2018, the Company recorded a valuation allowance of $94.1 million related to federal, state and foreign deferred tax assets. Deferred tax assets are recorded related to net operating losses and temporary differences between the book and tax basis of assets and liabilities expected to produce tax deductions in future periods. The realization of these assets depends on recognition of sufficient future taxable income in specific tax jurisdictions in which those temporary differences or net operating losses are deductible. In assessing the need for a valuation allowance on deferred tax assets, the Company considers whether it is more likely than not that some portion or all of them will not be realized. As of December 31, 2018, the Company had a valuation allowance related to federal, state and foreign deferred tax assets. The Company did not record a valuation allowance during 2017 for federal and state deferred tax assets as the Company was not subject to taxation as a partnership during this period.

Uncertain Tax Positions

The table below sets forth the beginning and ending balance of the total amount of unrecognized tax benefits. There are no unrecognized benefits that would impact the effective tax rate if recognized. While amounts could change in the next 12 months, the Company does not anticipate having a material impact on its financial statements.

Balances in the uncertain tax positions are as follows (in thousands):

	Year Ended December 31,
	2018	2017
Total unrecognized tax benefits, beginning balance	$—	$—
Increases (decreases) in unrecognized tax benefits as a result of:
Tax positions taken during a prior period	360	—
Tax positions taken during the current period	—	—
Settlements with taxing authorities	—	—
Lapse of applicable statute of limitations	—	—

Total unrecognized tax benefits, ending balance	$360	$—

The Company recognizes interest and penalties related to uncertain tax positions as interest expense and general and administrative expenses, respectively.

Years open to examination

The 2015 through 2017 tax years remain open to examination by the tax jurisdictions in which the Company is subject to tax. The statute of limitations with respect to the U.S. federal income tax returns of the Company for years ending on or before December 31, 2014 are closed.

Note 9 — Earnings Per Share

Basic earnings per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Except when the effect would be antidilutive, diluted earnings per common share includes the impact of RSUs, PSUs and outstanding warrants.

As of December 31, 2018, the Company had approximately 3.5 million outstanding warrants. These warrants have an exercise price of $42.04 per share and a term of four years ending February 28, 2021. As of December 31, 2018, the Company had 138,704 and 231,542 outstanding RSUs and PSUs, respectively, which settle in shares of Common Stock.

For the year ended December 31, 2018, dilutive weighted average shares for RSUs and PSUs totaled 2,819 shares resulting in an increase to the basic weighted average common shares of 46,058,216 to arrive at diluted weighted average common shares outstanding of 46,061,035. For the year ended December 31, 2018, 419,639 weighted average antidilutive RSUs and PSUs were excluded from the computation of diluted earnings per common share. Additionally, for the year ended December 31, 2018, all outstanding warrants were considered antidilutive due to the exercise price of the warrants exceeding the average market price of Common Stock.

For the periods prior to May 10, 2018, the Company retrospectively adjusted the weighted average shares used in determining earnings per share to reflect the number of shares Talos Energy LLC received in the Stone Combination. There is no impact in fiscal year 2017 and 2016 on diluted earnings per common share from the RSUs, PSUs and outstanding warrants as these instruments did not exist throughout such periods.

Note 10 — Related Party Transactions

Whistler Acquisition. On August 31, 2018, the Company acquired Whistler from Whistler Energy II Holdco, LLC, an affiliate of the Apollo Funds, for $52.6 million ($14.8 million, net of $37.8 million of cash acquired). Included in current assets acquired as of December 31, 2018 is $1.1 million in receivables from an affiliate of the Apollo Funds to reimburse the Company for certain payments made post closing. See additional details in Note 3 – Acquisitions.

Equity Registration Rights Agreement. On the Closing Date, the Company entered into an Equity Registration Rights Agreement with each of the Apollo Funds, Riverstone Funds, Franklin and MacKay Shields relating to the registered resale of its Common Stock owned by such parties as of Closing. The Company will bear all of the expenses incurred in connection with the offer and sale, while the Apollo Funds, Riverstone Funds, Franklin and MacKay Shields are responsible for paying underwriting fees, discounts and commissions or similar charges. Fees incurred by the Company in conjunction with the Equity Registration Rights Agreement were $1.8 million for the year ended December 31, 2018.

Legal Fees. The Company has engaged the law firm Vinson & Elkins L.L.P. to provide legal services. An immediate family member of William S. Moss III, the Company’s Executive Vice President and General Counsel and one of its executive officers, is a partner at Vinson & Elkins L.L.P. For the year ended December 31, 2018, 2017 and 2016, the Company incurred fees of approximately $4.4 million, $4.0 million and $0.7 million, respectively, of which $1.1 million, $4.0 million and $0.1 million were payable at each respective balance sheet date for legal services performed by Vinson & Elkins L.L.P.

Contributions and Distributions. During the years ended December 31, 2018 and 2017, the Company did not receive any cash contributions or make any distributions to Apollo Funds and Riverstone Funds. During the year ended December 31, 2016, the Company received a $93.8 million ($91.9 million net of $1.9 million of transaction fees) capital contribution from Apollo Funds and Riverstone Funds primarily to fund the Sojitz Acquisition. See Note 3 — Acquisitions for further details.

Transaction Fee Agreement. As part of the agreements with Apollo Funds and Riverstone Funds, the Company paid a transaction fee equal to 2% of capital contributions made by Apollo Funds and Riverstone Funds. For the years ended December 31, 2018 and 2017, there were no capital contributions and thus the Company did not incur or pay transaction fees related to capital contributions. For the year ended December 31, 2016 the Company incurred fees totaling $1.9 million related to the capital contributions received from Apollo Funds and Riverstone Funds. In connection with the Stone Combination, the Transaction Fee Agreement was terminated on May 10, 2018.

Service Fee Agreement. The Company entered into service fee agreements with Apollo Funds and Riverstone Funds for the provision of certain management consulting and advisory services. Under each agreement, the Company paid a fee equal to the higher of (i) a certain percentage of earnings before interest, income taxes, depletion, depreciation and amortization and (ii) a fixed fee payable quarterly, provided, however, such fees did not exceed in each case $0.5 million, in aggregate, for any calendar year. For the year ended December 31, 2018, 2017 and 2016, the Company incurred approximately $0.5 million, $0.5 million and $0.5 million, respectively, for these services. These fees are recognized in general and administrative expense on the consolidated statements of operations. In connection with the Stone Combination on May 10, 2018, the Service Fee Agreement was terminated.

Debt Modification Work Fees. The Company paid $9.3 million in work fees to holders of the 11.00% Bridge Loans and 7.50% Stone Senior Notes to exchange into 11.00% Senior Secured Notes as a result of the Stone Combination. The Apollo Funds and Riverstone Funds received $4.1 million and the Franklin Noteholders and McKay Noteholders received $3.3 million as a result of the work fees paid.

Note 11 — Commitments and Contingencies

Capital Lease

On August 2, 2016, the Company executed a seven-year lease agreement (the “Agreement”), effective June 1, 2016, with Helix for use of the HP-I to process hydrocarbons produced from the Phoenix Field. Under the terms of the Agreement, the Company paid Helix a $49.0 annual fixed demand charge plus a potential $0.5 million quarterly incentive payment if certain uptime rates were achieved. Thereafter the Company will pay a $45.0 annual fixed demand charge plus a potential $0.8 million quarterly incentive payment if certain uptime rates are achieved.

The Agreement with Helix is accounted for as a capital lease. The Company initially recorded both a capital lease asset and obligation of $124.3 million on its consolidated balance sheet. As of December 31, 2018, the balance of the capital lease obligation on the consolidated balance sheet is $93.6 million, of which $14.1 million is included in other current liabilities and $79.5 million is included in other long-term liabilities. As a result of the Agreement being accounted for as a capital lease, the lease payments are reflected as (i) a reduction of the capital lease obligation, (ii) interest expense and (iii) direct lease operating expense.

As of December 31, 2018, minimum lease commitments for the capital lease in future years are as follows (in thousands):

2019	$45,000
2020	45,000
2021	45,000
2022	45,000
2023	18,750

Total minimum lease payments	198,750
Less amount represented lease operating expenses	(51,864)
Less amount represented interest	(53,218)

Present value of minimum lease payments	93,668
Less current maturities of capital lease obligations	(14,127)

Long-term capital lease obligations	$79,541

Legal Proceedings and Other Contingencies

On January 6, 2016, Energy Resource Technology GOM, LLC (“ERT”) plead guilty to two violations of the Clean Water for self-reported activities surrounding overboard discharge sampling and unpermitted discharges and two violations of Outer Continental Shelf Lands Act. On April 6, 2016, the United States District Court for the Eastern District of Louisiana accepted ERT’s plea and sentenced ERT, consistent with the plea agreement, to pay a penalty of $4.2 million which ERT has paid. The Court placed ERT on probation for three years. The conditions of probation include compliance with an agreed Safety and Environmental Compliance Program. As a result of ERT’s conviction for violations of the Clean Water Act, ERT was debarred and cannot enter into contracts with or receive benefits from the federal government, until the EPA reinstates ERT by certifying that ERT has corrected the conditions giving rise to the Clean Water convictions. EPA also imposed discretionary suspension and proposed debarment on Talos Production LLC, Talos Energy Offshore LLC and Talos Energy LLC as affiliates of ERT. On November 23, 2016, EPA terminated and administratively closed the suspension as to each of the three entities previously suspended. On August 29, 2017, EPA certified that the conditions giving rise to ERT’s conviction were corrected, and its debarment was lifted.

The Company is named as a party in certain lawsuits and regulatory proceedings arising in the ordinary course of business. The Company does not expect that these matters, individually or in the aggregate, will have a material adverse effect on its financial condition.

Performance Obligations

Regulations with respect to offshore operations govern, among other things, engineering and construction specifications for production facilities, safety procedures, plugging and abandonment of wells, removal of facilities and to guarantee the execution of the minimum work program under the Mexico production sharing contracts. As of December 31, 2018 and 2017, the Company had secured performance bonds totaling approximately $644.1 million and $287.8 million, respectively. As of December 31, 2018 and 2017, the Company had $14.7 million and $4.9 million, respectively, in letters of credit issued under its Bank Credit Facility.

The table below summarizes the Company’s total minimum commitments associated with long-term, non-cancelable operating leases, vessel commitments, purchase obligations and the Mexico minimum work program as of December 31, 2018 (in thousands):

	2019	2020	2021	2022	Thereafter	Total
Vessel Commitments(1)	$35,206	$—	$—	$—	$—	$35,206
Committed purchase orders(2)	15,562	11,921	7,921	—	—	35,404
Operating lease obligations(3)	3,622	4,315	4,016	4,298	27,225	43,476
Mexico minimum work program	—	19,277	—	—	—	19,277

Total(4)	$54,390	$35,513	$11,937	$4,298	$27,225	$133,363

(1)

Includes vessel commitments the Company will utilize for certain deep water well intervention and decommissioning activities. These commitments represent gross contractual obligations and accordingly, other joint owners in the properties operated by the Company will be billed for their working interest share of such costs.

(2)	Includes committed purchase orders to execute planned future drilling and completion activities as well as seismic use agreements the Company entered into in connection with the Stone Combination.
(3)	Amounts include long-term lease payments for office space.
(4)	Excludes the capital lease for the HP-I floating production facility in the Phoenix Field discussed above.

The table above includes leases for buildings, facilities and related equipment with varying expiration dates through 2029. Total rent expense, for continuing operations, included in general and administrative expense for the years ended December 31, 2018, 2017 and 2016 was $2.9 million, $2.1 million and $2.0 million, respectively.

Note 12 — Condensed Consolidating Financial Information

Talos Energy Inc. owns no operating assets and has no operations independent of its subsidiaries. Talos Production LLC and Talos Production Finance Inc. issued 11.00% Second-Priority Senior Secured Notes on May 10, 2018, which are fully and unconditionally guaranteed, jointly and severally, by Talos Energy Inc. and certain 100% owned subsidiaries on a senior unsecured basis.

The following condensed consolidating financial information presents the financial information of the Company on an unconsolidated stand-alone basis and its combined guarantor and combined non-guarantor subsidiaries as of and for the period indicated. Such financial information may not necessarily be indicative of the Company’s results of operations, cash flows, or financial position had these subsidiaries operated as independent entities.

TALOS ENERGY INC.

CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2018

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$13,541	$100,801	$25,572	$—	$139,914
Restricted cash	—	—	1,248	—	—	1,248
Accounts receivable
Trade, net	—	—	103,025	—	—	103,025
Joint interest, net	—	—	15,870	4,374	—	20,244
Other	—	3,100	9,566	7,020	—	19,686
Assets from price risk management activities	—	75,473	—	—	—	75,473
Prepaid assets	—	1,225	37,639	47	—	38,911
Income tax receivable	—	—	10,701	—	—	10,701
Other current assets	—	—	7,644	—	—	7,644

Total current assets	—	93,339	286,494	37,013	—	416,846
Property and equipment:
Proved properties	—	—	3,629,430	—	—	3,629,430
Unproved properties, not subject to amortization	—	—	63,104	45,105	—	108,209
Other property and equipment	—	20,670	12,440	81	—	33,191

Total property and equipment	—	20,670	3,704,974	45,186	—	3,770,830
Accumulated depreciation, depletion and amortization	—	(8,310)	(1,711,288)	(11)	—	(1,719,609)

Total property and equipment, net	—	12,360	1,993,686	45,175	—	2,051,221
Other long-term assets:
Other well equipment inventory	—	—	9,224	—	—	9,224
Investments in subsidiaries	1,011,359	1,560,922	—	—	(2,572,281)	—
Other assets	—	364	2,258	73	—	2,695

	1,011,359	1,666,985	2,291,662	82,261	(2,572,281)	2,479,986

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	144	1,242	42,736	6,897	—	51,019
Accrued liabilities	—	4,995	159,491	24,164	—	188,650
Accrued royalties	—	—	38,520	—	—	38,520
Current portion of long-term debt	—	—	443	—	—	443
Current portion of asset retirement obligations	—	—	68,965	—	—	68,965
Liabilities from price risk management activities		550	—	—	—	550
Accrued interest payable	—	10,162	38	—	—	10,200
Other current liabilities	—	—	22,071	—	—	22,071

Total current liabilities	144	16,949	332,264	31,061	—	380,418
Long-term debt, net of discount and deferred financing costs	—	638,677	16,184	—	—	654,861
Asset retirement obligations	—	—	313,852	—	—	313,852
Other long-term liabilities	3,719	—	119,432	208	—	123,359

Total liabilities	3,863	655,626	781,732	31,269	—	1,472,490
Commitments and Contingencies (Note 11)
Stockholders’ equity (deficit)	1,007,496	1,011,359	1,509,930	50,992	(2,572,281)	1,007,496

	$1,011,359	$1,666,985	$2,291,662	$82,261	$(2,572,281)	$2,479,986

TALOS ENERGY INC.

CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2017

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$22,315	$7,806	$2,070	$—	$32,191
Restricted cash	—	—	1,242	—	—	1,242
Accounts receivable, net
Trade, net	—	—	62,871	—	—	62,871
Joint interest, net	—	—	11,659	1,954	—	13,613
Other	—	938	5,863	5,685	—	12,486
Assets from price risk management activities	—	1,406	157	—	—	1,563
Prepaid assets	—	—	17,919	12	—	17,931
Inventory	—	—	840	—	—	840
Other current assets	—	—	2,148	—	—	2,148

Total current assets	—	24,659	110,505	9,721	—	144,885
Property and equipment:
Proved properties	—	—	2,440,811	—	—	2,440,811
Unproved properties, not subject to amortization	—	—	41,259	30,743	—	72,002
Other property and equipment	—	7,266	1,580	11	—	8,857

Total property and equipment	—	7,266	2,483,650	30,754	—	2,521,670
Accumulated depreciation, depletion and amortization	—	(6,355)	(1,424,527)	(8)	—	(1,430,890)

Total property and equipment, net	—	911	1,059,123	30,746	—	1,090,780
Other long-term assets:
Assets from price risk management activities	—	345	—	—	—	345
Other well equipment inventory	—	—	2,577	—	—	2,577
Investments in subsidiaries	(54,087)	697,663	—	—	(643,576)	—
Other assets	—	364	326	16	—	706

Total assets	$(54,087)	$723,942	$1,172,531	$40,483	$(643,576)	$1,239,293

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$—	$1,124	$70,458	$1,099	$—	$72,681
Accrued liabilities	—	6,516	80,464	993	—	87,973
Accrued royalties	—	—	24,208	—	—	24,208
Current portion of long-term debt	—	24,977	—	—	—	24,977
Current portion of asset retirement obligations	—	—	39,741	—	—	39,741
Liabilities from price risk management activities	—	46,580	3,377	—	—	49,957
Accrued interest payable	—	8,742	—	—	—	8,742
Other current liabilities	—	—	15,188	—	—	15,188

Total current liabilities	—	87,939	233,436	2,092	—	323,467
Long-term debt, net of discount and deferred financing costs	—	672,581	—	—	—	672,581
Asset retirement obligations	—	—	174,992	—	—	174,992
Liabilities from price risk management activities	—	17,509	1,272	—	—	18,781
Other long-term liabilities	—	—	103,559	—	—	103,559

Total liabilities	—	778,029	513,259	2,092	—	1,293,380
Commitments and Contingencies (Note 11)
Stockholders’ equity (deficit)	(54,087)	(54,087)	659,272	38,391	(643,576)	(54,087)

	$(54,087)	$723,942	$1,172,531	$40,483	$(643,576)	$1,239,293

TALOS ENERGY INC.

CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$781,815	$—	$—	$781,815
Natural gas revenue	—	—	73,610	—	—	73,610
NGL revenue	—	—	35,863	—	—	35,863

Total revenue	—	—	891,288	—	—	891,288
Operating expenses:
Direct lease operating expense	—	—	145,988	—	—	145,988
Insurance	—	—	15,342	—	—	15,342
Production taxes	—	—	1,989	—	—	1,989

Total lease operating expense	—	—	163,319	—	—	163,319
Workover and maintenance expense	—	—	64,961	—	—	64,961
Depreciation, depletion and amortization	—	1,955	286,760	4	—	288,719
Accretion expense	—	—	35,344	—	—	35,344
General and administrative expense	142	43,841	40,035	1,798	—	85,816

Total operating expenses	142	45,796	590,419	1,802	—	638,159
Operating income (loss)	(142)	(45,796)	300,869	(1,802)	—	253,129
Interest expense	—	(58,172)	(30,255)	(1,687)	—	(90,114)
Price risk management activities income	—	50,025	10,410	—	—	60,435
Other income (loss)	—	(1,563)	874	1,701	—	1,012
Income tax expense	(1,065)	—	(360)	(1,497)	—	(2,922)
Equity earnings (losses) from subsidiaries	222,747	278,253	—	—	(501,000)	—

Net income (loss)	$221,540	$222,747	$281,538	$(3,285)	$(501,000)	$221,540

TALOS ENERGY INC.

CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$344,781	$—	$—	$344,781
Natural gas revenue	—	—	48,886	—	—	48,886
NGL revenue	—	—	16,658	—	—	16,658
Other	—	—	2,503	—	—	2,503

Total revenue	—	—	412,828	—	—	412,828
Operating expenses:
Direct lease operating expense	—	—	109,180	—	—	109,180
Insurance	—	—	10,743	—	—	10,743
Production taxes	—	—	1,460	—	—	1,460

Total lease operating expense	—	—	121,383	—	—	121,383
Workover and maintenance expense	—	—	32,825	—	—	32,825
Depreciation, depletion and amortization	—	1,401	155,947	4	—	157,352
Accretion expense	—	—	19,295	—	—	19,295
General and administrative expense	—	21,882	14,172	619	—	36,673

Total operating expenses	—	23,283	343,622	623	—	367,528
Operating income (loss)	—	(23,283)	69,206	(623)	—	45,300
Interest expense	—	(48,236)	(30,252)	(2,446)	—	(80,934)
Price risk management activities expense	—	(22,998)	(4,565)	—	—	(27,563)
Other income (expense)	—	600	(333)	62	—	329
Equity earnings from subsidiaries	(62,868)	31,049	—	—	31,819	—

Net income (loss)	$(62,868)	$(62,868)	$34,056	$(3,007)	$31,819	$(62,868)

TALOS ENERGY INC.

CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$197,583	$—	—	$197,583
Natural gas revenue	—	—	42,705	—	—	42,705
NGL revenue	—	—	9,532	—	—	9,532
Other	—	—	8,934	—	—	8,934

Total revenue	—	—	258,754	—	—	258,754
Operating expenses:
Direct lease operating expense	—	—	124,360	—	—	124,360
Insurance	—	—	13,101	—	—	13,101
Production taxes	—	—	1,958	—	—	1,958

Total lease operating expense	—	—	139,419	—	—	139,419
Workover and maintenance expense	—	—	24,810	—	—	24,810
Depreciation, depletion and amortization	—	1,553	123,132	4	—	124,689
Accretion expense	—	—	21,829	—	—	21,829
General and administrative expense	—	13,204	15,044	438	—	28,686

Total operating expenses	—	14,757	324,234	442	—	339,433
Operating loss	—	(14,757)	(65,480)	(442)	—	(80,679)
Interest expense	—	(47,291)	(19,680)	(3,444)	—	(70,415)
Price risk management activities expense	—	(57,398)	—	—	—	(57,398)
Other income (expense)	—	—	430	(25)	—	405
Equity earnings from subsidiaries	(208,087)	(88,641)	—	—	296,728	—

Net income (loss)	$(208,087)	$(208,087)	$(84,730)	$(3,911)	$296,728	$(208,087)

TALOS ENERGY INC.

CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$—	$(193,088)	$442,890	$13,643	$—	$263,445
Cash flows from investing activities:
Exploration, development, and other capital expenditures	—	(13,404)	(227,228)	(282)	—	(240,914)
Cash paid for acquisitions, net of cash acquired	—	—	278,409	—	—	278,409
Investments in subsidiaries	—	(1,316,588)	—	—	1,316,588	—
Distributions from subsidiaries	—	1,694,460	9	—	(1,694,469)	—

Net cash provided by (used in) investing activities	—	364,468	51,190	(282)	(377,881)	37,495
Cash flows from financing activities:
Redemption of Senior Notes and other long-term debt	—	(25,152)	(105)	—	—	(25,257)
Proceeds from Bank Credit Facility	—	319,000	—	—	—	319,000
Repayment of Bank Credit Facility	—	(54,000)	—	—	—	(54,000)
Repayment of LLC Bank Credit Facility	—	(403,000)	—	—	—	(403,000)
Deferred financing costs	—	(17,002)	—	—	—	(17,002)
Payment of capital lease	—	—	(12,952)	—	—	(12,952)
Capital contributions	—	—	1,301,876	14,712	(1,316,588)	—
Distributions to Subsidiary Issuer	—	—	(1,689,898)	(4,571)	1,694,469	—

Net cash provided by (used in) financing activities	—	(180,154)	(401,079)	10,141	377,881	(193,211)
Net increase (decrease) in cash, cash equivalents and restricted cash	—	(8,774)	93,001	23,502	—	107,729
Cash, cash equivalents and restricted cash
Balance, beginning of period	—	22,315	9,048	2,070	—	33,433

Balance, end of period	$—	$13,541	$102,049	$25,572	$—	$141,162

TALOS ENERGY INC.

CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2017

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$—	$(30,245)	$204,419	$1,879	$—	$176,053
Cash flows from investing activities:
Exploration, development, and other capital expenditures	—	(260)	(132,317)	(22,600)	—	(155,177)
Cash paid for acquisitions, net of cash acquired	—	—	(2,464)	—	—	(2,464)
Investments in subsidiaries	—	(577,055)	—	—	577,055	—
Distributions from subsidiaries	—	611,526	6,041	—	(617,567)	—

Net cash provided by (used in) investing activities	—	34,211	(128,740)	(22,600)	(40,512)	(157,641)
Cash flows from financing activities:
Redemption of 2018 Senior Notes	—	(1,000)	—	—	—	(1,000)
Proceeds from Bank Credit Facility	—	10,000	—	—	—	10,000
Repayment of Bank Credit Facility	—	(15,000)	—	—	—	(15,000)
Payments of capital lease	—	—	(12,412)	—	—	(12,412)
Capital contributions	—	—	550,555	26,500	(577,055)	—
Distributions to subsidiaries	—	—	(611,526)	(6,041)	617,567	—

Net cash provided by (used in) financing activities	—	(6,000)	(73,383)	20,459	40,512	(18,412)
Net increase (decrease) in cash, cash equivalents and restricted cash	—	(2,034)	2,296	(262)	—	—
Cash, cash equivalents and restricted cash:
Balance, beginning of period	—	24,349	6,752	2,332	—	33,433

Balance, end of period	$—	$22,315	$9,048	$2,070	$—	$33,433

TALOS ENERGY INC.

CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

(In thousands)

	Parent	Subsidiary Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$—	$124,698	$(2,806)	$(5,769)	—	$116,123
Cash flows from investing activities:
Exploration, development, and other capital expenditures	—	(301)	(106,647)	(6,084)	—	(113,032)
Cash paid for acquisitions, net of cash acquired	—	—	(85,886)	—	—	(85,886)
Investments in subsidiaries	(91,891)	(524,192)	—	—	616,083	—
Distributions from subsidiaries	—	411,074	—	—	(411,074)	—

Net cash provided by (used in) investing activities	(91,891)	(113,419)	(192,533)	(6,084)	205,009	(198,918)
Cash flows from financing activities:
Proceeds from Bank Credit Facility	—	15,000	—	—	—	15,000
Repayment of Bank Credit Facility	—	(10,000)	—	—	—	(10,000)
Payments of capital lease	—	—	(5,267)	—	—	(5,267)
Capital contributions	—	—	599,630	16,453	(616,083)	—
Distributions to subsidiaries	—	—	(408,050)	(3,024)	411,074	—
Contributions from Sponsors	93,750	—	—	—	—	93,750
Distributions to Sponsors	(1,859)	—	—	—	—	(1,859)

Net cash provided by (used in) financing activities	91,891	5,000	186,313	13,429	(205,009)	91,624
Net increase (decrease) in cash, cash equivalents and restricted cash	—	16,279	(9,026)	1,576	—	8,829
Cash, cash equivalents and restricted cash:
Balance, beginning of period	—	8,070	15,778	756	—	24,604

Balance, end of period	$—	$24,349	$6,752	$2,332	$—	$33,433

Note 13 — Selected Quarterly Financial Data (Unaudited)

Unaudited quarterly financial data are as follows (in thousands):

	March 31	June 30	September 30	December 31
Quarter Ended 2018
Revenues	$145,850	$203,906	$282,868	$258,664
Operating income	48,584	39,211	91,361	73,973
Price risk management activities income (expense)	(51,976)	(91,176)	(53,330)	256,917
Net income (loss)	$(22,943)	$(74,912)	$13,109	$306,286
Net income (loss) per common share:
Basic	$(0.73)	$(1.69)	$0.24	$5.66
Diluted	$(0.73)	$(1.69)	$0.24	$5.66
Weighted average common shares outstanding:
Basic	31,244	44,336	54,156	54,156
Diluted	31,244	44,336	54,164	54,159
Quarter Ended 2017
Revenues	$101,824	$95,426	$99,962	$115,616
Operating income	7,287	6,314	13,329	18,370
Price risk management activities income (expense)	45,893	38,995	(28,086)	(84,365)
Net income (loss)	$34,462	$24,607	$(36,177)	$(85,760)
Net income (loss) per common share:
Basic	$1.10	$0.79	$(1.16)	$(2.74)
Diluted	$1.10	$0.79	$(1.16)	$(2.74)
Weighted average common shares outstanding:
Basic	31,244	31,244	31,244	31,244
Diluted	31,244	31,244	31,244	31,244

Note 14 — Supplemental Oil and Gas Disclosures (Unaudited)

Capitalized Costs

Aggregate amounts of capitalized costs relating to oil, natural gas and NGL activities and the aggregate amount of related accumulated depletion and amortization as of the dates indicated are presented below (in thousands):

	December 31,
	2018	2017
Proved properties	$3,629,430	$2,440,811
Unproved oil and gas properties, not subject to amortization	108,209	72,002

Total oil and gas properties	3,737,639	2,512,813
Less: Accumulated depletion and amortization	(1,709,614)	(1,423,829)

Net capitalized costs	$2,028,025	$1,088,984

Depletion and amortization rate per Boe	$17.07	$14.85

Included in the depletable basis of proved oil and gas properties is the estimate of the Company’s proportionate share of asset retirement costs relating to these properties which are also reflected as asset retirement obligations in the accompanying consolidated balance sheets. At December 31, 2018 and 2017 the Company’s liability for oil and gas asset retirement obligations totaled $382.8 million and $214.7 million, respectively.

Costs Incurred for Property Acquisition, Exploration and Development Activities

The following table reflects the costs incurred in oil, natural gas and NGL property acquisition, exploration and development activities during the years indicated (in thousands). Costs incurred also include new asset retirement obligations established in the current year, as well as increases or decreases to the asset retirement obligations resulting from changes to cost estimates during the year.

	Year Ended December 31,
	2018	2017	2016
Property acquisition costs:
Proved properties	$850,515	$1,108	$77,906
Unproved properties, not subject to amortization	65,063	5,778	15,919

Total property acquisition costs	915,578	6,886	93,825
Exploration costs	93,780	82,887	27,807
Development costs	215,467	114,846	195,869

Total costs incurred	$1,224,825	$204,619	$317,501

Estimated Quantities of Proved Oil, Natural Gas and NGL Reserves

The Company employs full-time experienced reserve engineers and geologists who are responsible for determining proved reserves in compliance with SEC guidelines. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The reserve data in the following tables only represent estimates and should not be construed as being exact. Engineering reserve estimates were prepared based upon interpretation of production performance data and sub-surface information obtained from the drilling of existing wells. The Company’s Director of Reserves, internal reservoir engineers and geologists analyzed and prepared reserve estimates on all oil and natural gas fields. All of the Company’s proved oil, natural gas and NGL reserves are located in the United States primarily offshore Gulf of Mexico.

At December 31, 2018, 2017 and 2016, 100% of proved oil, natural gas and NGL reserves attributable to all of the Company’s oil and natural gas properties were estimated and complied for reporting purposes by the Company’s reservoir engineers and audited by Netherland, Sewell & Associates, Inc. (“NSAI”), independent petroleum engineers and geologists.

The following table presents the Company’s estimated proved reserves at its net ownership interest:

	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Oil Equivalent (MBoe)
Total proved reserves at December 31, 2015	46,354	129,224	4,581	72,473

Revision of previous estimates	(1,712)	10,024	(352)	(394)
Production	(5,126)	(19,001)	(603)	(8,896)
Purchases of reserves	11,128	11,208	950	13,946
Extensions and discoveries	21,722	19,149	1,660	26,573

Total proved reserves at December 31, 2016	72,366	150,604	6,236	103,702
Revision of previous estimates	(2,673)	(15,860)	250	(5,067)
Production	(7,048)	(16,308)	(706)	(10,472)
Extensions and discoveries	10,159	9,220	767	12,462

Total proved reserves at December 31, 2017	72,804	127,656	6,547	100,625
Revision of previous estimates	2,595	(37,933)	3,187	(539)
Production	(11,771)	(22,771)	(1,176)	(16,742)
Purchases of reserves	44,788	95,661	2,074	62,806
Extensions and discoveries	4,123	8,411	64	5,589

Total proved reserves at December 31, 2018	112,539	171,024	10,696	151,739

Total proved developed reserves as of:
December 31, 2016	45,753	96,122	4,032	65,805
December 31, 2017	37,460	77,577	3,315	53,704
December 31, 2018	85,530	131,364	8,104	115,528
Total proved undeveloped reserves as of:
December 31, 2016	26,613	54,482	2,204	37,897
December 31, 2017	35,344	50,079	3,232	46,921
December 31, 2018	27,009	39,660	2,592	36,211

During 2018, the Company added 51.1 MMBoe of estimated proved reserves, which included 62.8 MMBoe added through purchases of 59.3 MMBoe from the Stone Combination and 3.5 MMBoe from the Whistler Acquisition. The Company also added 5.6 MMBoe of estimated proved reserves from extensions and discoveries primarily from an evaluation of Green Canyon Block 18. The increase was partially offset by a decrease of 16.7 MMBoe of production.

During 2017, the Company added 12.5 MMBoe of estimated proved reserves from extensions and discoveries primarily from drilling the Tornado II exploration prospect in the Phoenix Field. The increase was offset by a decrease of 10.5 MMBoe of production and 5.1 MMBoe of negative performance revisions.

During 2016, the Company added 13.9 MMBoe of estimated proved reserves through the purchase of reserves from the Sojitz Acquisition. The Company also added 26.6 MMBoe of estimated proved reserves from extensions and discoveries from successful drilling of the Tornado exploration well in the Phoenix Field.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil, Natural Gas and NGL Reserves

The following table reflects the standardized measure of discounted future net cash flows relating to the Company’s interest in proved oil, natural gas and NGL reserves (in thousands):

	December 31,
	2018	2017	2016
Future cash inflows	$8,654,631	$4,308,863	$3,390,612
Future costs:
Production	(1,740,850)	(815,509)	(775,354)
Development and abandonment	(1,349,005)	(823,164)	(664,254)

Future net cash flows before income taxes	5,564,776	2,670,190	1,951,004
Future income tax expense (1)	(862,473)	—	—

Future net cash flows after income taxes	4,702,303	2,670,190	1,951,004
Discount at 10% annual rate	(1,362,057)	(862,521)	(614,969)

Standardized measure of discounted future net cash flows	$3,340,246	$1,807,669	$1,336,035

(1)

For December 31, 2017 and 2016, the standardized measure of discounted future net cash flows did not include the impact of future federal income taxes because Talos Energy LLC was not subject to federal income taxes prior to the Stone Combination.

Future cash inflows are computed by applying SEC Pricing to year-end quantities of proved reserves. The discounted future cash flow estimates do not include the effects of derivative instruments. See the following table for base prices used in determining the standardized measure:

	Year Ended December 31,
	2018	2017	2016
Oil price per Bbl	$69.42	$51.36	$40.02
Natural gas prices per Mcf	$3.08	$3.20	$2.66
NGL price per Bbl	$29.50	$24.64	$14.96

Future net cash flows are discounted at the prescribed rate of 10%. Actual future net cash flows may vary considerably from these estimates. Although the Company’s estimates of total proved reserves, development costs and production rates were based on the best information available, the development and production of oil and gas reserves may not occur in the periods assumed. Actual prices realized, costs incurred and production quantities may vary significantly from those used. Therefore, such estimated future net cash flow computations should not be considered to represent the Company’s estimate of the expected revenues or the current value of existing proved reserves.

Changes in Standardized Measure of Discounted Future Net Cash Flows

Principal changes in the standardized measure of discounted future net cash flows attributable to the Company’s proved oil, natural gas and NGL reserves are as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016
Standardized measure, beginning of year	$1,807,669	$1,336,035	$602,981
Changes during the year:
Sales and transfers of oil, net gas and NGLs produced during the period	(727,969)	(288,942)	(114,625)
Net change in prices and production costs	1,578,330	555,100	80,174
Changes in estimated future development costs	32,328	(156,282)	2,292
Previously estimated development costs incurred	45,937	146,687	108,484
Accretion of discount	180,767	133,603	60,298
Net change in income taxes(1)	(585,017)	—	—
Purchases of reserves	943,519	—	222,581
Extensions and discoveries	148,068	328,565	479,833
Net change due to revision in quantity estimates	190,853	(113,629)	(5,685)
Changes in production rates (timing) and other	(274,239)	(133,468)	(100,298)

Total	1,532,577	471,634	733,054

Standardized measure, end of year	$3,340,246	$1,807,669	$1,336,035

(1)

For December 31, 2017 and 2016, the standardized measure of discounted future net cash flows did not include the impact of future federal income taxes because Talos Energy LLC was not subject to federal income taxes prior to the Stone Combination.

Note 15 — Subsequent Events

Gunflint Acquisition

On January 11, 2019, the Company entered into a Purchase Sale Agreement with Samson Offshore Mapleleaf, LLC to acquire an approximate 9.6% non-operated working interest in the Gunflint Field located in the Mississippi Canyon area for $29.6 million.

Derivative Contracts

For additional information, see Note 5 — Financial Instruments.

Debt

For additional information, see Note 6 — Debt.

TALOS ENERGY INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	September 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$90,682	$139,914
Restricted cash	—	1,248
Accounts receivable
Trade, net	108,354	103,025
Joint interest, net	17,562	20,244
Other	31,768	19,686
Assets from price risk management activities	43,058	75,473
Prepaid assets	39,378	38,911
Income tax receivable	—	10,701
Other current assets	1,952	7,644

Total current assets	332,754	416,846

Property and equipment:
Proved properties	4,012,100	3,629,430
Unproved properties, not subject to amortization	178,174	108,209
Other property and equipment	28,690	33,191

Total property and equipment	4,218,964	3,770,830
Accumulated depreciation, depletion and amortization	(1,967,610)	(1,719,609)

Total property and equipment, net	2,251,354	2,051,221

Other long-term assets:
Assets from price risk management activities	7,820	—
Other well equipment inventory	9,251	9,224
Operating lease assets	8,082	—
Other assets	2,624	2,695

Total assets	$2,611,885	$2,479,986

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$95,737	$51,019
Accrued liabilities	169,152	188,650
Accrued royalties	37,763	38,520
Current portion of long-term debt	—	443
Current portion of asset retirement obligations	63,404	68,965
Liabilities from price risk management activities	3,832	550
Accrued interest payable	21,058	10,200
Current portion of operating lease liabilities	1,416	—
Other current liabilities	18,993	22,071

Total current liabilities	411,355	380,418

Long-term liabilities:
Long-term debt, net of discount and deferred financing costs	697,192	654,861
Asset retirement obligations	321,808	313,852
Liabilities from price risk management activities	750	—
Operating lease liabilities	17,249	—
Other long-term liabilities	88,707	123,359

Total liabilities	1,537,061	1,472,490

Commitments and contingencies (Note 11)
Stockholders’ equity:
Preferred stock, $0.01 par value; 30,000,000 shares authorized; no shares issued or outstanding as of September 30, 2019 and December 31, 2018	—	—
Common stock $0.01 par value; 270,000,000 shares authorized; 54,196,145 and 54,155,768 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	542	542
Additional paid-in capital	1,342,993	1,334,090
Accumulated deficit	(268,711)	(327,136)

Total stockholders’ equity	1,074,824	1,007,496

Total liabilities and stockholders’ equity	$2,611,885	$2,479,986

The accompanying notes are an integral part of these condensed consolidated financial statements.

TALOS ENERGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per common share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenues and other:
Oil revenue	$211,899	$248,100	$624,486	$555,954
Natural gas revenue	12,545	20,193	41,738	49,364
NGL revenue	3,384	14,575	15,095	27,306
Other	1,029	—	13,061	—

Total revenue	228,857	282,868	694,380	632,624
Operating expenses:
Direct lease operating expense	43,439	42,090	122,243	101,065
Insurance	4,167	4,125	12,462	11,059
Production taxes	(21)	578	1,067	1,533

Total lease operating expense	47,585	46,793	135,772	113,657
Workover and maintenance expense	14,210	25,084	49,525	49,703
Depreciation, depletion and amortization	88,125	87,808	248,518	204,574
Write-down of oil and natural gas properties	1,417	—	13,778	—
Accretion expense	7,316	10,162	26,868	24,414
General and administrative expense	17,321	21,660	53,795	61,120

Total operating expenses	175,974	191,507	528,256	453,468

Operating income	52,883	91,361	166,124	179,156
Interest expense	(23,123)	(24,837)	(73,273)	(66,257)
Price risk management activities income (expense)	43,760	(53,330)	(35,829)	(196,482)
Other income (expense)	567	(85)	1,831	(1,163)

Income (loss) before income taxes	74,087	13,109	58,853	(84,746)
Income tax expense	(790)	—	(428)	—

Net income (loss)	$73,297	$13,109	$58,425	$(84,746)

Net income (loss) per common share:
Basic	$1.35	$0.24	$1.08	$(1.96)
Diluted	$1.35	$0.24	$1.07	$(1.96)
Weighted average common shares outstanding:
Basic	54,200	54,156	54,178	43,329
Diluted	54,430	54,164	54,364	43,329

The accompanying notes are an integral part of these condensed consolidated financial statements.

TALOS ENERGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN

STOCKHOLDERS’ EQUITY (DEFICIT)

(In thousands, except share amounts)

(Unaudited)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amounts
Balance at June 30, 2018	54,155,768	$542	$1,331,834	$(646,531)	$685,845
Equity based compensation	—	—	810	—	810
Net income	—	—	—	13,109	13,109

Balance at September 30, 2018	54,155,768	$542	$1,332,644	$(633,422)	$699,764

Balance at June 30, 2019	54,191,693	$542	$1,339,507	$(342,008)	$998,041
Equity based compensation	6,527	—	3,529	—	3,529
Shares withheld for taxes on equity transactions	(2,075)	—	(43)	—	(43)
Net income	—	—	—	73,297	73,297

Balance at September 30, 2019	54,196,145	$542	$1,342,993	$(268,711)	$1,074,824

			Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Common Stock
	Shares	Amounts
Balance at December 31, 2017	31,244,085	$312	$493,952	$(548,351)	$(54,087)
Cumulative effect adjustment	—	—	—	(325)	(325)
Sponsor Debt Exchange	2,874,049	29	101,971	—	102,000
Stone Combination	20,037,634	201	731,763	—	731,964
Equity based compensation	—	—	4,958	—	4,958
Net loss	—	—	—	(84,746)	(84,746)

Balance at September 30, 2018	54,155,768	$542	$1,332,644	$(633,422)	$699,764

Balance at December 31, 2018	54,155,768	$542	$1,334,090	$(327,136)	$1,007,496
Equity based compensation	52,574	—	9,229	—	9,229
Shares withheld for taxes on equity transactions	(12,197)	—	(326)	—	(326)
Net income	—	—	—	58,425	58,425

Balance at September 30, 2019	54,196,145	$542	$1,342,993	$(268,711)	$1,074,824

The accompanying notes are an integral part of these condensed consolidated financial statements.

TALOS ENERGY INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net income (loss)	$58,425	$(84,746)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation, depletion, amortization and accretion expense	275,386	228,988
Write-down of oil and natural gas properties	13,778	—
Amortization of deferred financing costs and original issue discount	3,723	3,589
Equity based compensation, net of amounts capitalized	5,164	2,129
Price risk management activities expense	35,829	196,482
Net cash paid on settled derivative instruments	(7,202)	(94,802)
Settlement of asset retirement obligations	(54,406)	(85,674)
Changes in operating assets and liabilities:
Accounts receivable	(14,729)	(4,460)
Other current assets	11,384	(14,524)
Accounts payable	32,541	(54,029)
Other current liabilities	(26,753)	40,410
Other non-current assets and liabilities, net	(727)	10,324

Net cash provided by operating activities	332,413	143,687

Cash flows from investing activities:
Exploration, development and other capital expenditures	(372,920)	(174,349)
Cash (paid for) acquired in acquisitions	(32,916)	278,409
Proceeds from sale of other property and equipment	5,369	—

Net cash provided by (used in) investing activities	(400,467)	104,060

Cash flows from financing activities:
Redemption of Senior Notes and other long-term debt	(10,567)	(25,151)
Proceeds from Bank Credit Facility	75,000	319,000
Repayment of Bank Credit Facility	(25,000)	(54,000)
Repayment of LLC Bank Credit Facility	—	(403,000)
Deferred financing costs	(1,268)	(16,990)
Other deferred payments	(9,921)	—
Payments of finance lease	(10,344)	(9,874)
Employee stock transactions	(326)	—

Net cash provided by (used in) financing activities	17,574	(190,015)

Net increase (decrease) in cash, cash equivalents and restricted cash	(50,480)	57,732
Cash, cash equivalents and restricted cash:
Balance, beginning of period	141,162	33,433

Balance, end of period	$90,682	$91,165

Supplemental Non-Cash Transactions:
Capital expenditures included in accounts payable and accrued liabilities	$24,622	$36,775
Supplemental Cash Flow Information:
Interest paid, net of amounts capitalized	$36,011	$27,307

The accompanying notes are an integral part of these condensed consolidated financial statements.

TALOS ENERGY INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

Note 1 — Formation and Basis of Presentation

Formation and Nature of Business

Talos Energy Inc. (“Talos,” the “Company,” “we,” “us” or “our”) is a technically driven independent exploration and production company focused on safely and efficiently maximizing cash flows and long-term value through our operations in the United States (“U.S.”) Gulf of Mexico and offshore Mexico. As one of the largest public independent producers in the U.S. Gulf of Mexico, we leverage decades of geology, geophysics and offshore operational expertise in acquisition, exploration, exploitation and development of deep and shallow water assets in key geological trends that are present in many offshore basins around the world. Our activities offshore Mexico provide high impact exploration opportunities in an oil rich emerging basin.

Talos was formed in connection with the business combination between Talos Energy LLC and Stone Energy Corporation (“Stone”) that occurred on May 10, 2018, pursuant to which Talos Energy LLC and Stone became indirect wholly-owned subsidiaries of Talos Energy Inc.

Talos Energy LLC

Talos Energy LLC was formed in 2011 and commenced commercial operations on February 6, 2013. Prior to February 6, 2013, Talos Energy LLC incurred certain general and administrative expenses associated with the start-up of its operations.

On February 3, 2012, Talos Energy LLC completed a transaction with certain funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (“Apollo Funds”), and entities controlled by or affiliated with Riverstone Energy Partners V, L.P. (“Riverstone Funds”) and members of management pursuant to which Talos Energy LLC received a private equity capital commitment.

Stone Combination

On May 10, 2018 (the “Closing Date”), the Company consummated the transactions contemplated by that certain Transaction Agreement dated as of November 21, 2017 (the “Transaction Agreement”), pursuant to which, among other items, each of Stone, Talos Production LLC and Talos Energy LLC became wholly-owned subsidiaries of the Company (the “Stone Combination”). Concurrently with the consummation of the Transaction Agreement, the Company consummated the transactions contemplated by that certain Exchange Agreement, dated as of November 21, 2017 (the “Exchange Agreement”) pursuant to which (i) the Apollo Funds and Riverstone Funds contributed $102.0 million in aggregate principal amount of 9.75% Senior Notes due 2022 issued by Talos Production LLC and Talos Production Finance, Inc. (together, “Talos Issuers”) to the Company in exchange for an aggregate of 2,874,049 shares of Talos common stock; (ii) the holders of second lien bridge loans (“11.00% Bridge Loans”) exchanged such 11.00% Bridge Loans for $172.0 million aggregate principal amount of 11.00% Second-Priority Senior Secured Notes due 2022 of the Talos Issuers (“11.00% Senior Secured Notes”) and (iii) certain holders of 7.50% Senior Secured Notes due 2022 issued by Stone (“7.50% Stone Senior Notes”) exchanged such notes for $137.4 million aggregate principal amount of 11.00% Senior Secured Notes. Prior to the Closing Date, the Company did not conduct any material activities other than those incident to its formation and the matters contemplated by the Transaction Agreement. See Note 2 — Acquisitions for further details regarding the Stone Combination.

Substantially concurrently therewith, the Company consummated an exchange offer and consent solicitation, pursuant to which other holders of the 7.50% Stone Senior Notes exchanged their 7.50% Stone

Senior Notes for 11.00% Senior Secured Notes and a cash payment. Approximately $81.5 million in aggregate principal amount of the 7.50% Stone Senior Notes were validly tendered, and approximately $6.1 million in aggregate principal amount of 7.50% Stone Senior Notes remained outstanding as of the Closing Date.

Basis of Presentation and Consolidation

The condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) regarding interim financial reporting. Accordingly, certain information and disclosures normally included in complete financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, these financial statements include all adjustments, which unless otherwise disclosed, are of a normal recurring nature, necessary for a fair presentation of the financial position, results of operations, cash flows and changes in equity for the periods presented. The results for interim periods are not necessarily indicative of results for the entire year. The Company has evaluated subsequent events through the date the condensed consolidated financial statements were issued. The unaudited financial statements and related notes included in this Quarterly Report on Form 10-Q (this “Quarterly Report”) should be read in conjunction with the Company’s audited Consolidated Financial Statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (our “2018 Annual Report”).

Talos Energy LLC was considered the accounting acquirer in the Stone Combination under GAAP. Accordingly, the historical financial and operating data of Talos Energy Inc., which covers periods prior to the Closing Date, reflects the assets, liabilities and results of operations of Talos Energy LLC and does not reflect the assets, liabilities and results of operations of Stone. For the periods prior to May 10, 2018, the Company retrospectively adjusted its Statements of Changes in Stockholders’ Equity and the weighted average shares used in determining earnings per share to reflect the number of shares Talos Energy LLC received in the Stone Combination. Beginning on May 10, 2018, common stock is presented to reflect the legal capital of Talos Energy Inc.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, the reported amounts of revenues and expenses during the reporting periods and the reported amounts of proved oil and natural gas reserves. Actual results could differ from those estimates.

The Company has one reportable segment, exploration and production of oil and natural gas. Substantially all of the Company’s proved reserves and production sales are related to the Company’s operations in the U.S.

Unless otherwise indicated or the context otherwise requires, references in this Quarterly Report to “Talos,” the “Company,” “we,” “us” or “our” refer to Talos Energy Inc. and its wholly-owned subsidiaries.

Recently Adopted Accounting Standards

Leases. In February 2016, the Financial Accounting Standards Board issued Accounting Standards Codification 2016-02, Leases (“Topic 842”) requiring an entity to recognize a right-of-use asset representing the right to use an underlying asset for the lease term and a lease liability representing the obligation associated with future lease payments for virtually all leases. The pattern of expense recognition in the income statement is dependent on lease classification as finance or operating. A lease is defined as a contract, or part of a contract, that conveys the right to control the use of identified property, plant or equipment (an identified asset) for a period of time in exchange for consideration. However, Topic 842 does not apply to leases of mineral rights.

On January 1, 2019, the Company adopted Topic 842, using the modified retrospective approach, which does not require an adjustment to comparative-period financial statements. As such, results for reporting periods beginning January 1, 2019 are presented in accordance with Topic 842, while prior period amounts are reported in accordance with previous lease accounting treatment. The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which, among other items, allowed Talos not to reassess whether expired or existing contracts, including land easements, contain a lease or reassess the classification and indirect costs associated with existing or expired leases. On the January 1, 2019 adoption date, the Company recorded a right-of-use asset of approximately $7.3 million and corresponding lease liability of $16.9 million representing the present value of its future operating lease payments. Upon the adoption of Topic 842, lease incentives are presented as a reduction to the right-of-use asset resulting in the difference between the right-of-use asset and lease liability. Adoption of this standard did not require an adjustment to retained earnings and did not impact the condensed consolidated statements of operations, condensed consolidated statements of cash flows or condensed consolidated statements of changes in stockholders’ equity. See Note 4 — Leases for further information.

Note 2 — Acquisitions

Asset Acquisitions

Each of the acquisitions below qualified as an asset acquisition that requires, among other items, that the cost of the assets acquired and liabilities assumed be recognized on the balance sheet by allocating the asset cost on a relative fair value basis. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates by the Company’s management at the time of the valuation. Transaction costs incurred on an asset acquisition are capitalized as a component of the assets acquired and any contingent consideration is recognized as the contingency is resolved.

Acquisition of Gunflint Field

On January 11, 2019, the Company completed the acquisition of an approximate 9.6% non-operated working interest in the Gunflint Field located in the Mississippi Canyon area (the “Gunflint Acquisition”) from Samson Offshore Mapleleaf, LLC for $29.6 million ($27.9 million after customary purchase price adjustments).

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their relative fair values, on January 11, 2019 (in thousands):

Property and equipment	$28,912
Asset retirement obligations	(996)

Allocated purchase price	$27,916

Acquisition of Whistler Energy II, LLC

On August 31, 2018, the Company completed the acquisition of all the issued and outstanding membership interests of Whistler Energy II, LLC (“Whistler”) from Whistler Energy II Holdco, LLC, an affiliate of Apollo Funds (the “Whistler Acquisition”), for $52.6 million ($14.8 million, net of $37.8 million of cash acquired). The $37.8 million of cash acquired consists of $30.8 million of cash collateral posted by Whistler and released by third party surety companies at closing and $7.0 million of cash on hand for working capital purposes. Through the acquisition, the Company acquired and assumed all of Whistler’s oil and natural gas assets and the associated asset retirement obligations for interests located in Green Canyon Block 18, Green Canyon Block 60 and Ewing Bank Blocks 944 and 988, including a fixed production platform on Green Canyon Block 18.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their relative fair values, on August 31, 2018 (in thousands):

Current assets(1)	$45,337
Property and equipment	35,344
Other long-term assets	66
Current liabilities	(4,261)
Other long-term liabilities	(23,862)

Allocated purchase price	$52,624

(1)	Includes $37.8 million of cash acquired and trade receivables of $3.2 million, which the Company expects all to be realizable.

Business Combinations

Acquisitions qualifying as a business combination are accounted for under the acquisition method of accounting, which requires, among other items, that assets acquired and liabilities assumed be recognized on the condensed consolidated balance sheet at their fair values as of the acquisition date. The fair value measurements of the oil and natural gas properties acquired and asset retirement obligations assumed were derived utilizing an income approach and based, in part, on significant inputs not observable in the market. These inputs represent Level 3 measurements in the fair value hierarchy and include, but are not limited to, estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and appropriate discount rates. These inputs required significant judgments and estimates at the time of the valuation.

Combination between Talos Energy LLC and Stone Energy Corporation

On May 10, 2018, the Company consummated the transactions contemplated by the Transaction Agreement and the Exchange Agreement, pursuant to which, among other things, Talos Energy LLC and Stone became wholly-owned subsidiaries of the Company. The combination was executed as an all-stock transaction whereby the former stakeholders of Talos Energy LLC held approximately 63% of the Company’s outstanding common stock and the former stockholders of Stone held approximately 37% of the Company’s outstanding common stock as of the Closing Date.

The purchase price of $732.0 million is based on the closing price of Stone common stock and common warrants immediately prior to closing. The following table summarizes the purchase price (in thousands, except per share data):

Stone common stock — issued and outstanding as of May 9, 2018	20,038
Stone common stock price	$35.49
Common stock value	$711,149
Stone common stock warrants — issued and outstanding as of May 9, 2018	3,528
Stone common stock warrants price	$5.90
Common stock warrants value	$20,815

Total purchase price	$731,964

The following table presents the final allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values on May 10, 2018 (in thousands):

Current assets(1)	$372,963
Property and equipment	886,406
Other long-term assets	19,494
Current liabilities	(132,846)
Long-term debt	(235,416)
Other long-term liabilities	(178,637)

Allocated purchase price	$731,964

(1)

Includes $293.0 million of cash acquired. The fair values of current assets acquired includes trade receivables and joint interest receivables of $43.3 million and $3.5 million, respectively, which the Company expects all to be realizable.

The following table presents revenue and net income attributable to the assets acquired in the Stone Combination for the three and nine months ended September 30, 2019 and 2018:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$97,213	$134,989	$313,335	$204,298
Net income	$40,775	$75,968	$147,186	$120,390

Pro Forma Financial Information (Unaudited)

The following supplemental pro forma information (in thousands, except per common share amounts), presents the condensed consolidated statements of operations for the three and nine months ended September 30, 2018 as if the Stone Combination had occurred on January 1, 2018. The unaudited pro forma information was derived from historical combined statements of operations of the Company and Stone and adjusted to include (i) depletion and accretion expense applied to the adjusted basis of the oil and natural gas properties acquired, (ii) interest expense to reflect the debt transactions contemplated by the Exchange Agreement and (iii) general and administrative expense adjusted for transaction related costs incurred. This information does not purport to be indicative of results of operations that would have occurred had the Stone Combination occurred on January 1, 2018, nor is such information indicative of any expected future results of operations.

	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018
Revenue	$282,868	$754,520
Net income (loss)	$20,566	$(30,645)
Basic net income (loss) per common share	$0.38	$(0.71)
Diluted net income (loss) per common share	$0.38	$(0.71)

Note 3 — Property, Plant and Equipment

Proved Properties. The Company’s interests in proved oil and natural gas properties are located in the U.S., primarily in the Gulf of Mexico deep and shallow waters. The Company follows the full cost method of accounting for its oil and natural gas exploration and development activities.

At September 30, 2019, the Company’s ceiling test computation of its U.S. oil and natural gas properties was based on SEC pricing of $63.88 per Bbl of oil, $2.81 per Mcf of natural gas and $24.26 per Bbl of NGLs. During the three and nine months ended September 30, 2019 and 2018, the Company’s ceiling test computation did not result in a write-down of its U.S. oil and natural gas properties.

Unproved Properties. Unproved capitalized costs of oil and natural gas properties excluded from amortization relate to unevaluated properties associated with acquisitions, leases awarded in the U.S. Gulf of Mexico federal lease sales, certain geological and geophysical costs, costs associated with certain exploratory wells in progress and capitalized interest. Unproved properties also include costs associated with the two blocks (Block 2 and Block 7) awarded on September 4, 2015 to the Company together with Sierra Oil & Gas S. de R.L de C.V. (“Sierra”) and Premier Oil Plc (“Premier” and collectively, the “Consortium”), located in the shallow waters off the coast of Mexico’s Veracruz and Tabasco states, by the National Hydrocarbons Commission (“CNH”), Mexico’s upstream regulator. On September 4, 2019, the CNH granted a two-year extension under the Consortium’s production sharing contract for Block 7. During any period in which unproved properties are assessed as proved or impaired, the associated costs are transferred to the full cost pool and are subject to amortization.

In September 2018, the Company entered into a transaction (the “Hokchi Cross Assignment”) with Hokchi Energy, S.A. de C.V. (“Hokchi”), a subsidiary of Pan American Energy LLC (“PAE”), to cross assign 25% participation interests (“PI”) in each of Block 2 and Block 31. The Company’s assignment of a 25% PI in Block 2 to Hokchi closed on December 21, 2018, and Hokchi’s assignment to the Company closed on May 22, 2019. In addition, Premier exercised its option to reduce its PI in Block 2 to zero and assigned a 5% PI to each of Sierra and Talos. Following the completion of the Hokchi Cross Assignment, Talos owns a 25% PI in each of Block 2 and Block 31, and Hokchi is the operator of the blocks.

As a result of the Company’s evaluation of unproved property located in Block 2 offshore Mexico, specifically future exploratory drilling opportunities, results from exploratory wells drilled and the Block 2 production sharing contract’s expiration date, the Company recorded a $1.4 million and $13.8 million non-cash impairment expense for the three and nine months ended September 30, 2019, respectively, presented as “Write-down of oil and natural gas properties” on the condensed consolidated statements of operations.

Capitalized Overhead. General and administrative expense in the Company’s financial statements is reflected net of capitalized overhead. The Company capitalizes overhead costs directly related to exploration, acquisition and development activities. Capitalized overhead for the three and nine months ended September 30, 2019 was $7.4 million and $21.4 million, respectively. Capitalized overhead for the three and nine months ended September 30, 2018 was $8.7 million and $16.2 million, respectively.

Asset Retirement Obligations. The discounted asset retirement obligations included “Current portion of asset retirement obligations” and “Asset retirement obligations” on the condensed consolidated balance sheets and the changes to that liability during the nine months ended September 30, 2019 were as follows (in thousands):

Asset retirement obligations at December 31, 2018	$382,817
Fair value of asset retirement obligations assumed	5,047
Obligations settled	(54,406)
Fair value of asset retirement obligations divested	(5,450)
Accretion expense	26,868
Obligations incurred	4,111
Changes in estimate	26,225

Asset retirement obligations at September 30, 2019	$385,212
Less: Current portion	63,404

Long-term portion	$321,808

Note 4 — Leases

The Company enters into service contracts and other contractual arrangements for the use of office space, drilling, completion and abandonment equipment (e.g., drilling rigs), production related equipment (e.g., compressors) and other equipment from third-party lessors to support its operations. The Company’s leasing activities as a lessor are negligible. At inception, contracts are reviewed to determine whether the agreement contains a lease. Contracts are considered a lease when the arrangement either explicitly or implicitly conveys the right to control the use of the identified property, plant or equipment for a period of time in exchange for consideration. In order to obtain control, the lessee must obtain substantially all of the economic benefits for the use of the identified asset and have the right to direct the use of the identified asset. To the extent an arrangement is determined to include a lease, it is classified as either an operating or a finance lease, which dictates the pattern of expense recognition in the income statement. The Company has elected to not apply the recognition requirements of Topic 842 to leases with durations of twelve months or less (i.e. short-term).

Upon commencement of a lease, a right-of-use asset and corresponding lease liability are recorded on the consolidated balance sheet for all leases, regardless of classification. The right-of-use asset is initially measured as the lease liability adjusted for any payments made prior to commencement, including any initial direct costs incurred and incentives received. Lease liabilities are initially measured at the present value of future minimum lease payments, excluding variable lease payments, over the lease term. Variable lease payments include changes in index rates, mobilization and demobilization costs related to oil and natural gas equipment and certain reimbursable costs associated with office and building leases that are recognized when incurred. The discount rate used to determine present value is the rate implicit in the lease unless the rate cannot be determined, in which case the incremental borrowing rate is used. The incremental borrowing rate reflects the estimated rate of interest the Company would pay to borrow over a similar term an amount equal to the lease payments on a collateralized basis in a similar economic environment.

The Company has elected to account for lease and non-lease components in its contracts as a single lease component for all asset classes. Lease agreements may include options to renew the lease, terminate the lease or purchase the underlying asset. The Company determines the lease term at lease commencement date as the non-cancelable period of the lease, including options to extend or terminate the lease when such an option is reasonably certain to be exercised. Factors used to assess reasonable certainty of rights to extend or terminate a lease include current and forecasted drillings plans, anticipated changes in development strategies, historical practice in extending similar contracts and current market conditions.

On August 2, 2016, the Company executed a seven-year lease agreement for the use of the Helix Producer 1 (“HP-I”), a dynamically positioned floating production facility that interconnects with the Phoenix Field through a production buoy. Under the terms of the agreement, the Company agreed to pay a $49.0 million annual fixed demand charge for each of the first two years and $45.0 million for each of the five years thereafter.

Prior to implementation, the HP-I lease was accounted for as a capital lease under previous lease accounting treatments. The Company initially recorded a capital lease asset and liability of $124.3 million on its consolidated balance sheet at lease inception. As the HP-I is utilized in the Company’s oil and natural gas development activities, the capital lease asset was included within proved property and depleted as part of the full cost pool. As of December 31, 2018, the balance of the capital lease obligation on the consolidated balance sheet was $93.6 million, of which $14.1 million is included in other current liabilities and $79.5 million is included in other long-term liabilities. Upon adoption of Topic 842, the HP-I capital lease was classified as a finance lease resulting in no change to the amounts recognized on the condensed consolidated balance sheet.

The Company has operating leases expiring at various dates, principally for office space, drilling rigs, compressors and other equipment necessary to support the Company’s operations. Operating leases are reflected as operating lease assets, current portion of operating lease liabilities and operating lease liabilities on the condensed consolidated balance sheet. The Company’s operating lease liabilities recognized on the balance sheet as of September 30, 2019 was $18.7 million. Costs associated with the Company’s operating leases are either expensed or capitalized depending on how the underlying asset is utilized.

Presented below are disclosures required by Topic 842. The amounts disclosed herein primarily represent costs associated with properties operated by the Company that are presented on a gross basis and do not reflect the Company’s net proportionate share of such amounts. A portion of these costs have been or will be billed to other working interest owners. The Company’s share of these costs is included in property and equipment, lease operating expense or general and administrative expense, as applicable. The components of lease costs were as follows (in thousands):

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019
Finance lease cost—interest on lease liabilities(1)	$4,728	$14,589
Operating lease cost, excluding short-term leases(2)	822	2,348
Short-term lease cost(3)	17,658	81,897
Variable lease cost(4)	3	8

Total lease cost	$23,211	$98,842

(1)

The HP-I is utilized in the Company’s oil and natural gas development activities and the right-of-use asset was capitalized and included in proved property and depleted as part of the full cost pool. Once items are included in the full cost pool, they are indistinguishable from other proved properties. The capitalized costs within the full cost pool are amortized over the life of the total proved reserved using the unit-of-production method, computed quarterly.

(2)	Operating lease cost reflect a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a straight-line basis.
(3)

Short-term lease costs are reported at gross amounts and primarily represent costs incurred for drilling rigs, most of which are short-term contracts not recognized as a right-of-use asset and lease liability on the balance sheet.

(4)	Variable lease costs primarily represent differences between minimum payment obligations and actual operating charges incurred by the Company related to its long-term leases.

The present value of the fixed lease payments recorded as the Company’s right-of-use asset and liability, adjusted for initial direct costs and incentives are as follows (in thousands):

September 30, 2019
Operating leases:
Operating lease assets	$8,082
Current portion of operating leases	$1,416
Operating lease liabilities	17,249

Total operating lease liabilities	$18,665
Finance leases:
Proved property(1)	$124,299
Other current liabilities	$16,578
Other long-term liabilities	66,746

Total finance lease liabilities	$83,324

(1)

The HP-I is utilized in the Company’s oil and natural gas development activities and the right-of-use asset was capitalized and included in proved property and depleted as part of the full cost pool. Once items are included in the full cost pool, they are indistinguishable from other proved properties. The capitalized costs within the full cost pool are amortized over the life of the total proved reserves using the unit-of-production method, computed quarterly.

Minimum future commitments by year for the Company’s leases as of September 30, 2019 are presented in the table below (in thousands). Such commitments are reflected at undiscounted values and are reconciled to the discounted present value recognized on the balance sheet.

	Operating Leases	Finance Leases
2019 (excluding the nine months ended September 30, 2019)	$453	$8,314
2020	2,746	33,257
2021	4,079	33,257
2022	4,302	33,257
2023	4,237	13,858
Thereafter	19,105	—

Total lease payments	$34,922	$121,943
Imputed interest	(16,257)	(38,619)

Total	$18,665	$83,324

September 30, 2019
Weighted average remaining lease term:
Operating leases	9 years
Finance leases	4 years
Weighted average discount rate:
Operating leases	10.2%
Finance leases	21.9%

The table below presents the supplemental cash flow information related to leases for the nine months ended September 30, 2019 (in thousands):

Operating cash outflow from finance leases	$14,589
Financing cash outflow from finance leases	$10,344
Operating cash outflow from operating leases	$1,358
Right-of-use assets obtained in exchange for new finance lease liabilities	$—
Right-of-use assets obtained in exchange for new operating lease liabilities	$2,225

Note 5 — Financial Instruments

The following table presents the carrying amounts and estimated fair values of financial instruments (in thousands):

	September 30, 2019		December 31, 2018
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
11.00% Second-Priority Senior Secured Notes — due April 2022(1)	$383,186	$398,685	$381,229	$362,168
7.50% Senior Secured Notes — due May 2022	$6,060	$5,272	$6,060	$5,151
Bank Credit Facility — due May 2022(1)	$307,946	$315,000	$257,448	$265,000
Oil and Natural Gas Derivatives	$46,296	$46,296	$74,923	$74,923

(1)	The carrying amounts are net of discount and deferred financing costs.

As of September 30, 2019 and December 31, 2018, the carrying amounts of cash and cash equivalents, restricted cash, accounts receivable and accounts payable approximate their fair values due to the short-term nature of these instruments.

11.00% Second-Priority Senior Secured Notes — due April 2022. The $390.9 million aggregate principal amount of 11.00% Senior Secured Notes are reported on the condensed consolidated balance sheet as of September 30, 2019 at their carrying value, net of original issue discount and deferred financing costs (see Note 6 — Debt). The fair value of the 11.00% Senior Secured Notes are estimated (representing a Level 1 fair value measurement) using quoted secondary market trading prices.

7.50% Senior Secured Notes — due May 2022. The $6.1 million aggregate principal amount of 7.50% Stone Senior Notes are reported on the condensed consolidated balance sheet as of September 30, 2019 at their carrying value (see Note 6 – Debt). The fair value of the 7.50% Stone Senior Notes are estimated (representing a Level 1 fair value measurement) using quoted secondary market trading prices.

Bank Credit Facility — due May 2022. In May 2018, in conjunction with the Stone Combination, the Company and Talos Production LLC, our wholly-owned subsidiary, executed a new bank credit facility with an initial borrowing base of $600.0 million (the “Bank Credit Facility”) which is reported on the condensed consolidated balance sheet as of September 30, 2019 at its carrying value net of deferred financing costs (see Note 6 – Debt). The fair value of the Bank Credit Facility is estimated based on the outstanding borrowings under the Bank Credit Facility since it is secured by the Company’s reserves and the interest rates are variable and reflective of market rates (representing a Level 2 fair value measurement).

Oil and natural gas derivatives. The Company attempts to mitigate a portion of its commodity price risk and stabilize cash flows associated with sales of oil and natural gas production through the use of oil and natural gas swaps and costless collars. Swaps are contracts where the Company either receives or pays depending on whether the oil or natural gas floating market price is above or below the contracted fixed price. Costless collars consist of a purchased put option and a sold call option with no net premiums paid to or received from counterparties. Collar contracts typically require payments by the Company if the NYMEX average closing price is above the ceiling price or payments to the Company if the NYMEX average closing price is below the floor price.

The Company has elected not to designate any of its derivative contracts for hedge accounting. Accordingly, commodity derivatives are recorded on the condensed consolidated balance sheets at fair value with settlements of such contracts, and changes in the unrealized fair value, recorded as “Price risk management activities income (expense)” on the condensed consolidated statements of operations in each period.

The following table presents the impact that derivatives, not qualifying as hedging instruments, had on the Company’s condensed consolidated statements of operations (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net cash received (paid) on settled derivative instruments	$5,360	$(40,746)	$(7,202)	$(94,802)
Unrealized gain (loss)	38,400	(12,584)	(28,627)	(101,680)

Price risk management activities income (expense)	$43,760	$(53,330)	$(35,829)	$(196,482)

The following table reflects the contracted volumes and weighted average prices the Company will receive under its derivative contracts as of September 30, 2019:

Production Period	Instrument Type	Average Daily Volumes	Weighted Average Swap Price	Weighted Average Put Price	Weighted Average Call Price
Crude Oil — WTI:		(Bbls)	(per Bbl)	(per Bbl)	(per Bbl)
Oct 2019 — Dec 2019	Swap	29,468	$56.04	$—	$—
Jan 2020 — Dec 2020	Swap	13,492	$56.13	$—	$—
Jan 2020 — Dec 2020	Costless collars	7,481	$—	$55.00	$64.23
Natural Gas — Henry Hub NYMEX:		(MMBtu)	(per MMBtu)	(per MMBtu)	(per MMBtu)
Oct 2019 — Dec 2019	Swap	37,475	$2.92	$—	$—
Jan 2020 — Dec 2020	Swap	16,216	$2.78	$—	$—

The Company’s commodity derivative instruments are measured at fair value based on third-party industry-standard models using various inputs substantially observable in active markets, including forward oil and natural gas price curves, and are therefore classified as Level 2 in the required fair value hierarchy for the periods presented. The following tables provide additional information related to financial instruments measured at fair value on a recurring basis (in thousands):

	September 30, 2019
	Level 1	Level 2	Level 3	Total
Assets:
Oil and natural gas derivatives	$—	$50,878	$—	$50,878
Liabilities:
Oil and natural gas derivatives	—	(4,582)	—	(4,582)

Total net asset	$—	$46,296	$—	$46,296

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Assets:
Oil and natural gas derivatives	$—	$75,473	$—	$75,473
Liabilities:
Oil and natural gas derivatives	—	(550)	—	(550)

Total net asset	$—	$74,923	$—	$74,923

Financial Statement Presentation. Derivatives are classified as either current or non-current assets or liabilities based on their anticipated settlement dates. Although the Company has master netting arrangements with its counterparties, the Company presents its derivative financial instruments on a gross basis on its condensed consolidated balance sheets. The following table presents the fair value of derivative financial instruments at September 30, 2019 and December 31, 2018 (in thousands):

	September 30, 2019		December 31, 2018
	Assets	Liabilities	Assets	Liabilities
Oil and natural gas derivatives:
Current	$43,058	$3,832	$75,473	$550
Non-current	7,820	750	—	—

Total	$50,878	$4,582	$75,473	$550

Credit Risk. The Company is subject to the risk of loss on its financial instruments as a result of nonperformance by counterparties pursuant to the terms of their contractual obligations. The Company entered into International Swaps and Derivative Association agreements with counterparties to mitigate this risk. The Company also maintains credit policies with regard to its counterparties to minimize overall credit risk. The Company’s assets and liabilities from commodity price risk management activities at September 30, 2019 represent derivative instruments from twelve counterparties; all of which are registered swap dealers that have an “investment grade” (minimum Standard & Poor’s rating of BBB- or better) credit rating, and ten of which are parties under the Company’s Bank Credit Facility. The Company enters into derivatives directly with these counterparties and, subject to the terms of the Company’s Bank Credit Facility, is not required to post collateral or other securities for credit risk in relation to the derivative activities.

Note 6 — Debt

A summary of the detail comprising the Company’s debt and the related book values for the respective periods presented is as follows (in thousands):

Description	September 30, 2019	December 31, 2018
11.00% Second-Priority Senior Secured Notes — due April 2022	$390,868	$390,868
7.50% Senior Secured Notes — due May 2022	6,060	6,060
Bank Credit Facility — due May 2022	315,000	265,000
4.20% Building Loan — due November 2030	—	10,567

Total debt, before discount and deferred financing cost	711,928	672,495
Discount and deferred financing cost	(14,736)	(17,191)

Total debt, net of discount and deferred financing cost	$697,192	$655,304
Less: current portion of long-term debt	—	(443)

Long-term debt, net of discount and deferred financing costs	$697,192	$654,861

11.00% Second-Priority Senior Secured Notes — due April 2022. The 11.00% Senior Secured Notes were issued pursuant to an indenture dated May 10, 2018. The 11.00% Senior Secured Notes mature April 3, 2022 and have interest payable semi-annually each April 15 and October 15. Prior to May 10, 2020, the Company may, at its option, redeem all or a portion of the 11.00% Senior Secured Notes at 105.5% of the principal amount plus accrued and unpaid interest. Thereafter, the Company may redeem all or a portion of the 11.00% Senior Secured Notes at redemption prices decreasing annually from 102.75% to 100.0% plus accrued and unpaid interest.

The indenture governing the 11.00% Senior Secured Notes applies certain limitations on the Company’s ability and the ability of its subsidiaries to, among other things, (i) incur additional indebtedness or issue certain preferred shares; (ii) pay dividends and make certain other restricted payments; (iii) create restrictions on the payment of dividends or other distributions to the Company from its restricted subsidiaries; (iv) create liens on certain assets to secure debt; (v) make certain investments; (vi) engage in sales of assets and subsidiary stock; (vii) transfer all or substantially all of its assets or enter into merger or consolidation transactions; and (viii) engage in transactions with affiliates. The 11.00% Senior Secured Notes contain customary quarterly and annual reporting, financial and administrative covenants. The Company was in compliance with all debt covenants at September 30, 2019.

7.50% Senior Secured Notes — due May 2022. The 7.50% Stone Senior Notes represent the remaining $6.1 million of long-term debt assumed in the Stone Combination that were not exchanged for 11.00% Senior Secured Notes and thus remain outstanding. As a result, substantially all of the restrictive covenants relating to the 7.50% Stone Senior Notes have been removed and collateral securing the 7.50% Stone Senior Notes has been released. The 7.50% Stone Senior Notes mature May 31, 2022 and have interest payable semi-annually each May 31 and November 30. Prior to May 31, 2020, the Company may, at its option, redeem all or a portion of the 7.50% Stone Senior Notes at 100% of the principal amount plus accrued and unpaid interest and a make-whole premium. Thereafter, the Company may redeem all or a portion of the 7.50% Stone Senior Notes at redemption prices decreasing annually from 105.625% to 100.0% plus accrued and unpaid interest.

Bank Credit Facility — due May 2022. The Company and Talos Production LLC, our wholly-owned subsidiary, executed the Bank Credit Facility in conjunction with the Stone Combination with a syndicate of financial institutions, with an initial borrowing base of $600.0 million. The Bank Credit Facility matures on May 10, 2022, provided that the Bank Credit Facility mandates a springing maturity that is 120 days prior to May 10, 2022, if greater than $25.0 million of the 11.00% Senior Secured Notes or any permitted refinancing indebtedness in resect thereof is outstanding on such date.

The Bank Credit Facility bears interest based on the borrowing base usage, at the applicable London InterBank Offered Rate, plus applicable margins ranging from 2.75% to 3.75% or an alternate base rate, based on the federal funds effective rate plus applicable margins ranging from 1.75% to 2.75%. In addition, the Company is obligated to pay a commitment fee of 0.50% on the unfunded portion of the commitments under the Bank Credit Facility. The Bank Credit Facility has certain debt covenants, the most restrictive of which is that the Company must maintain a total debt to EBITDAX Ratio (as defined in the Bank Credit Facility) of no greater than 3.00 to 1.00 each quarter. The Company must also maintain a current ratio no less than 1.00 to 1.00 each quarter. According to the Bank Credit Facility, undrawn commitments are included in current assets in the current ratio calculation. The Bank Credit Facility is secured by substantially all of the oil and natural gas assets of the Company. The Bank Credit Facility is fully and unconditionally guaranteed by the Company and certain of its wholly-owned subsidiaries.

The Bank Credit Facility provides for determination of the borrowing base based on the Company’s proved producing reserves and a portion of its proved undeveloped reserves. The borrowing base is redetermined by the lenders at least semi-annually during the second quarter and fourth quarter. On July 3, 2019, the Company and Talos Production LLC entered into a Joinder, First Amendment to Credit Agreement, and Borrowing Base Reaffirmation Agreement in which, (a) the $850.0 million borrowing base was reaffirmed, (b) the commitments were increased from $600.0 million to $850.0 million, (c) three additional financial institutions were joined as lenders to the syndicate and (d) certain other amendments were made to the Bank Credit Facility as more particularly described therein. The Company’s scheduled redetermination meeting was held October 30, 2019, with results expected in November 2019.

As of September 30, 2019, the Company’s borrowing base and commitments were $850.0 million, of which no more than $200 million can be used as letters of credit. The amount the Company is able to borrow with respect to the borrowing base is subject to compliance with the financial covenants and other provisions of the Bank Credit Facility. The Company was in compliance with all debt covenants at September 30, 2019. As of September 30, 2019, the Bank Credit Facility had approximately $521.4 million of undrawn commitments (taking into account $13.6 million letters of credit and $315.0 million drawn from the Bank Credit Facility).

Building Loan – due November 2030. In connection with the Stone Combination, the Company assumed Stone’s 4.20% term loan maturing on November 20, 2030 (the “Building Loan”). The Building Loan bears interest at a rate of 4.20% per annum and is to be repaid in 180 equal monthly installments of approximately $0.1 million. During June 2019, the Company repaid and discharged $10.4 million aggregate remaining principal, plus accrued interest, of the Building Loan using proceeds from the sale of an office building in Lafayette acquired in the Stone Combination and cash on hand. As of September 30, 2019, there is no outstanding balance under the Building Loan.

Note 7 — Employee Benefits Plans and Share-Based Compensation

Stone Severance Plans

The Company maintained the Stone Energy Corporation Executive Severance Plan and Stone Energy Corporation Employee Severance Plan, each a legacy plan of Talos Petroleum LLC (f/k/a Stone Energy Corporation). The plans provided for the payment of severance benefits to certain individuals who, prior to the Stone Combination, were executive officers or employees of Talos Petroleum LLC, in each case upon an involuntary termination within twelve months of the Closing Date. For the three and nine months ended September 30, 2019, the Company incurred nil and $0.2 million of severance expenses in relation to the Stone Combination, respectively. For the three and nine months ended September 30, 2018, the company incurred nil and $7.5 million of severance expenses in relation to the Stone Combination. Severance expenses are reflected in general and administrative expense on the consolidated statement of operations. As of September 30, 2019, the Company had no obligations outstanding related to the plans. The plans were terminated in July 2019.

Talos Energy Inc. Long Term Incentive Plan

Under the Talos Energy Inc. Long Term Incentive Plan (the “LTIP”), the Company may issue, subject to board approval, grants of options, stock appreciation rights, restricted stock, restricted stock units, stock awards, dividend equivalents, other stock-based awards, cash awards, substitute awards or any combination of the foregoing to employees, directors and consultants. The LTIP authorizes the Company to grant awards of up to 5,415,576 shares of the Company’s common stock.

Restricted Stock Units. During the nine months ended September 30, 2019, the Company granted 732,771 restricted stock units (“RSUs”) under the LTIP to employees and non-employees. The following table summarizes RSU activity for the nine months ended September 30, 2019:

	Restricted Stock Units	Weighted Average Grant Date Fair Value
Unvested RSUs at December 31, 2018	138,704	$33.85
Granted	732,771	$24.39
Vested	(68,992)	$33.72
Forfeited	(48,518)	$25.43

Unvested RSUs at September 30, 2019	753,965	$25.21

Performance Stock Units. During the nine months ended September 30, 2019, the Company granted 218,060 performance stock units (“PSUs”) under the LTIP to employees. The following table summarizes PSU activity for the nine months ended September 30, 2019:

	Performance Share Units	Weighted Average Grant Date Fair Value
Unvested PSUs at December 31, 2018	231,542	$44.47
Granted	218,060	$33.96
Vested	—	$—
Forfeited	(26,358)	$39.72

Unvested PSUs at September 30, 2019	423,244	$39.35

The grant date fair value of the PSUs granted during the nine months ended September 30, 2019, calculated using a Monte Carlo simulation, was $7.4 million. The following table summarizes the assumptions used to calculate the grant date fair value of the PSUs granted in the nine months ended September 30, 2019:

	Grant Date
	March 5, 2019	May 16, 2019
Number of simulations	100,000	100,000
Expected term (in years)	2.8	2.6
Expected volatility	46.9%	44.8%
Risk-free interest rate	2.5%	2.1%
Dividend yield	—%	—%

Share-based Compensation Expense, net.

Share-based compensation expense is reflected as “General administrative expense,” net amounts capitalized to oil and natural gas properties in the consolidated statement of operations. Because of the non-cash nature of share-based compensation, the expensed portion of share-based compensation is added back to net income in arriving at net cash used in or provided by operating activities in the condensed consolidated statement of cash flows. The following table summarizes the stock-based compensation expense for the three and nine months ended September 30, 2019 and 2018 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Share based compensation	$3,591	$923	$9,568	$5,081
Capitalization	(1,647)	(353)	(4,404)	(2,952)

Share based compensation, net capitalization	$1,944	$570	$5,164	$2,129

Note 8 — Income Taxes

Prior to the Stone Combination, Talos Energy LLC was a partnership for U.S. federal income tax purposes and was not subject to U.S. federal income tax or state income tax (in most states) at the entity level. As such, Talos Energy LLC did not recognize U.S. federal income tax expense or state income tax expense in most states. Talos Energy LLC’s operations in the shallow waters off the coast of Mexico were conducted under a different legal form and are subject to foreign income taxes.

For the three months ended September 30, 2019, the Company recognized income tax expense of $0.8 million for an effective tax rate of 1.0%. The difference between the Company’s effective tax rate of 1.0% and federal statutory income tax rate of 21% is primarily due to a reduction to the Company’s valuation allowance. For the three months ended September 30, 2018, the Company’s effective tax rate of 0% differed from the federal statutory rate of 21% because the Company recorded a valuation allowance against its deferred tax assets.

For the nine months ended September 30, 2019, the Company recognized an income tax expense of $0.4 million for an effective tax rate of 0.7%. The difference between the Company’s effective tax rate of 0.7% and federal statutory income tax rate of 21% is primarily due to a reduction to the Company’s valuation allowance. For the nine months ended September 30, 2018, the Company’s effective tax rate of 0% differed from the federal statutory rate of 21% because the Company recorded a valuation allowance against its deferred tax assets.

The Company evaluates and updates the estimated annual effective income tax rate on a quarterly basis based on current and forecasted operating results and tax laws. Consequently, based upon the mix and timing of the Company’s actual earnings compared to annual projections, the effective tax rate may vary quarterly and may make quarterly comparisons not meaningful. The quarterly income tax provision is generally comprised of tax expense on income or benefit on loss at the most recent estimated annual effective tax rate. The tax effect of discrete items is recognized in the period in which they occur at the applicable statutory rate.

Deferred income tax assets and liabilities are recorded related to net operating losses and temporary differences between the book and tax basis of assets and liabilities expected to produce deductions and income in the future. The realization of deferred tax assets depends on recognition of sufficient future taxable income in specific tax jurisdictions in which those temporary differences or net operating losses are deductible. When assessing the need for a valuation allowance on deferred tax assets, the Company considers whether it is more likely than not that some portion or all of them will not be realized. As September 30, 2019, the Company had a valuation allowance related to federal, state and foreign deferred tax assets.

Note 9 — Income (Loss) Per Share

Basic earnings per share is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Except when the effect would be antidilutive, diluted earnings per share include the impact of RSUs, PSUs and outstanding warrants.

The following table presents the computation of basic and diluted earnings per share for Talos Energy Inc. (in thousands, except for per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income (loss)	$73,297	$13,109	$58,425	$(84,746)
Weighted average common shares outstanding — basic	54,200	54,156	54,178	43,329
Dilutive effect of securities	230	8	186	—
Weighted average common shares outstanding — diluted	54,430	54,164	54,364	43,329
Net income (loss) per common share:
Basic	$1.35	$0.24	$1.08	$(1.96)
Diluted	$1.35	$0.24	$1.07	$(1.96)
Anti-dilutive potentially issuable securities excluded from diluted common shares	4,250	3,538	4,282	3,891

For the periods prior to May 10, 2018, the Company retrospectively adjusted the weighted average shares used in determining earnings per share to reflect the number of shares Talos Energy LLC received in the Stone Combination.

Note 10 — Related Party Transactions

Whistler Acquisition. On August 31, 2018, the Company acquired certain properties from Whistler Energy II Holdco, LLC, an affiliate of the Apollo Funds, for $52.6 million ($14.8 million net of $37.8 million of cash acquired). Included in current assets acquired as of September 30, 2019 is $1.1 million in receivables from an affiliate of the Apollo Funds to reimburse the Company for certain payments made post-closing. See additional details in Note 2 — Acquisitions.

Equity Registration Rights Agreement. On the Closing Date, the Company entered into a Registration Rights Agreement (the “Equity Registration Rights Agreement”) with certain Apollo Funds and Riverstone Funds, certain funds controlled by Franklin Advisers, Inc. (“Franklin”) and certain clients of MacKay Shields LLC (“MacKay Shields”) relating to the registered resale of the Company’s common stock owned by such parties as of Closing. The Company will bear all of the expenses incurred in connection with any offer and sale, while the Apollo Funds, Riverstone Funds, Franklin and MacKay Shields will be responsible for paying underwriting fees, discounts and commissions or similar charges. Pursuant to the Equity Registration Rights Agreement, on June 4, 2019, the Company filed a registration statement on Form S-3 with the SEC registering the offering of shares of the Company’s common stock by the selling stockholders named therein, which was declared effective by the SEC on June 12, 2019. Fees incurred by the Company in conjunction with the Equity Registration Rights Agreement were nil and $0.7 million for the three and nine months ended September 30, 2019, respectively.

Legal Fees. The Company has engaged the law firm Vinson & Elkins L.L.P. to provide legal services. An immediate family member of William S. Moss III, our Executive Vice President and General Counsel and one of the Company’s executive officers, is a partner at Vinson & Elkins L.L.P. For the three and nine months ended September 30, 2019, we incurred fees of approximately $0.3 million and $1.9 million, respectively, of which $0.6 million remained payable for legal services performed by Vinson & Elkins L.L.P. as of September 30, 2019. For the three and nine months ended September 30, 2018, we incurred fees of approximately $5.0 million and $5.3 million, respectively.

Service Fee Agreement. Talos Energy LLC entered into service fee agreements with Apollo Funds and Riverstone Funds for the provision of certain management consulting and advisory services. Under each agreement, the Company paid a fee equal to the higher of (i) a certain percentage of earnings before interest, income taxes, depletion, depreciation and amortization and (ii) a fixed fee payable quarterly, provided, however, such fees did not exceed in each case $0.5 million, in aggregate, for any calendar year. For the three and nine months ended September 30, 2019, the Company did not incur expenses for these services. For the three and nine months ended September 30, 2018, the Company incurred approximately nil and $0.5 million, respectively. These fees are recognized in “General and administrative expense” on the condensed consolidated statements of operations. In connection with the Stone Combination, the service fee agreements were terminated.

Note 11 — Commitments and Contingencies

Performance Obligations

Regulations with respect to offshore operations govern, among other things, engineering and construction specifications for production facilities, safety procedures, plugging and abandonment of wells, removal of facilities and to guarantee the execution of the minimum work program under the Mexico production sharing contracts. As of September 30, 2019, the Company had secured performance bonds totaling approximately $637.3 million. As of September 30, 2019, the Company had $13.6 million in letters of credit issued under its Bank Credit Facility.

Legal Proceedings

The Company is named as a party in certain lawsuits and regulatory proceedings arising in the ordinary course of business. The Company does not expect that these matters, individually or in the aggregate, will have a material adverse effect on its financial condition.

Note 12 — Condensed Consolidating Financial Information

The Company owns no operating assets, has no operations independent of its subsidiaries and owns 100% of the Talos Issuers. The Talos Issuers issued 11.00% Senior Secured Notes on May 10, 2018, which are fully and unconditionally guaranteed, jointly and severally, by the Company and certain of its 100% owned subsidiaries (“Guarantors”) on a senior secured basis. Certain of the Company’s subsidiaries, which are accounted for on a consolidated basis, do not guarantee the 11.00% Senior Secured Notes (“Non-Guarantors”).

The following condensed consolidating financial information presents the financial information of the Company on an unconsolidated stand-alone basis and its combined subsidiary issuers, combined guarantor and combined non-guarantor subsidiaries as of and for the periods indicated. As described in Note 1 — Formation and Basis of Presentation, the Company retrospectively adjusted its consolidated equity to reflect the legal capital of the Company for all periods presented. Such financial information may not necessarily be indicative of the Company’s results of operations, cash flows or financial position had these subsidiaries operated as independent entities.

TALOS ENERGY INC.

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF SEPTEMBER 30, 2019

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$80,621	$3,301	$6,760	$—	$90,682
Restricted cash	—	—	—	—	—	—
Accounts receivable, net
Trade, net	—	—	108,354	—	—	108,354
Joint interest, net	—	—	17,124	438	—	17,562
Other	—	1,347	9,156	21,265	—	31,768
Assets from price risk management activities	—	43,058	—	—	—	43,058
Prepaid assets	—	1,993	37,358	27	—	39,378
Income tax receivable	—	—	—	—	—	—
Other current assets	—	—	1,952	—	—	1,952

Total current assets	—	127,019	177,245	28,490	—	332,754
Property and equipment:
Proved properties	—	—	4,012,100	—	—	4,012,100
Unproved properties, not subject to amortization	—	—	72,342	105,832	—	178,174
Other property and equipment	—	21,999	6,484	207	—	28,690

Total property and equipment	—	21,999	4,090,926	106,039	—	4,218,964
Accumulated depreciation, depletion and amortization	—	(10,302)	(1,957,269)	(39)	—	(1,967,610)

Total property and equipment, net	—	11,697	2,133,657	106,000	—	2,251,354
Other long-term assets:
Assets from price risk management activities	—	7,820	—	—	—	7,820
Other well equipment inventory	—	—	9,251	—	—	9,251
Leased assets	—	3,162	3,412	1,508	—	8,082
Investments in subsidiaries	1,078,993	1,663,746	—	—	(2,742,739)	—
Other assets	54	364	2,140	66	—	2,624

Total assets	$1,079,047	$1,813,808	$2,325,705	$136,064	$(2,742,739)	$2,611,885

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$279	$2,758	$89,617	$3,083	$—	$95,737
Accrued liabilities	—	1,787	143,112	24,253	—	169,152
Accrued royalties	—	—	37,763	—	—	37,763
Current portion of long-term debt	—	—	—	—	—	—
Current portion of asset retirement obligations	—	—	63,404	—	—	63,404
Liabilities from price risk management activities	—	3,832	—	—	—	3,832
Accrued interest payable	—	20,906	152	—	—	21,058
Leases liabilities	—	70	798	548	—	1,416
Other current liabilities	—	—	18,993	—	—	18,993

Total current liabilities	279	29,353	353,839	27,884	—	411,355
Long-term debt, net of discount and deferred financing costs	—	691,132	6,060	—	—	697,192
Asset retirement obligations	—	—	321,808	—	—	321,808
Liabilities from price risk management activities	—	750	—	—	—	750
Long-term leased liabilities	—	13,580	2,629	1,040	—	17,249
Other long-term liabilities	3,944	—	84,620	143	—	88,707

Total liabilities	4,223	734,815	768,956	29,067	—	1,537,061
Commitments and Contingencies (Note 11)
Stockholders’ equity	1,074,824	1,078,993	1,556,749	106,997	(2,742,739)	1,074,824

Total liabilities and stockholders’ equity	$1,079,047	$1,813,808	$2,325,705	$136,064	$(2,742,739)	$2,611,885

TALOS ENERGY INC.

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2018

(In thousands)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$13,541	$100,801	$25,572	$—	$139,914
Restricted cash	—	—	1,248	—	—	1,248
Accounts receivable, net
Trade, net	—	—	103,025	—	—	103,025
Joint interest, net	—	—	15,870	4,374	—	20,244
Other	—	3,100	9,566	7,020	—	19,686
Assets from price risk management activities	—	75,473	—	—	—	75,473
Prepaid assets	—	1,225	37,639	47	—	38,911
Income tax receivable	—	—	10,701	—	—	10,701
Other current assets	—	—	7,644	—	—	7,644

Total current assets	—	93,339	286,494	37,013	—	416,846
Property and equipment:
Proved properties	—	—	3,629,430	—	—	3,629,430
Unproved properties, not subject to amortization	—	—	63,104	45,105	—	108,209
Other property and equipment	—	20,670	12,440	81	—	33,191

Total property and equipment	—	20,670	3,704,974	45,186	—	3,770,830
Accumulated depreciation, depletion and amortization	—	(8,310)	(1,711,288)	(11)	—	(1,719,609)

Total property and equipment, net	—	12,360	1,993,686	45,175	—	2,051,221
Other long-term assets:
Other well equipment inventory	—	—	9,224	—	—	9,224
Investments in subsidiaries	1,011,359	1,560,922	—	—	(2,572,281)	—
Other assets	—	364	2,258	73	—	2,695

Total assets	$1,011,359	$1,666,985	$2,291,662	$82,261	$(2,572,281)	$2,479,986

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$144	$1,242	$42,736	$6,897	$—	$51,019
Accrued liabilities	—	4,995	159,491	24,164	—	188,650
Accrued royalties	—	—	38,520	—	—	38,520
Current portion of long-term debt	—	—	443	—	—	443
Current portion of asset retirement obligations	—	—	68,965	—	—	68,965
Liabilities from price risk management activities	—	550	—	—	—	550
Accrued interest payable	—	10,162	38	—	—	10,200
Other current liabilities	—	—	22,071	—	—	22,071

Total current liabilities	144	16,949	332,264	31,061	—	380,418
Long-term debt, net of discount and deferred financing costs	—	638,677	16,184	—	—	654,861
Asset retirement obligations	—	—	313,852	—	—	313,852
Other long-term liabilities	3,719	—	119,432	208	—	123,359

Total liabilities	3,863	655,626	781,732	31,269	—	1,472,490
Commitments and Contingencies (Note 11)
Stockholders’ equity	1,007,496	1,011,359	1,509,930	50,992	(2,572,281)	1,007,496

Total liabilities and stockholders’ equity	$1,011,359	$1,666,985	$2,291,662	$82,261	$(2,572,281)	$2,479,986

TALOS ENERGY INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$211,690	$209	$—	$211,899
Natural gas revenue	—	—	12,545	—	—	12,545
NGL revenue	—	—	3,384	—	—	3,384
Other revenue	—	—	1,029	—	—	1,029

Total revenue	—	—	228,648	209	—	228,857
Operating expenses:	—	—	—	—	—	—
Direct lease operating expense	—	—	43,439	—	—	43,439
Insurance	—	—	4,167	—	—	4,167
Production taxes	—	—	(21)	—	—	(21)

Total lease operating expense	—	—	47,585	—	—	47,585
Workover and maintenance expense	—	—	14,210	—	—	14,210
Depreciation, depletion and amortization	—	678	87,435	12	—	88,125
Write-down of oil and natural gas properties	—	—	—	1,417	—	1,417
Accretion expense	—	—	7,316	—	—	7,316
General and administrative expense	307	4,803	12,030	181	—	17,321

Total operating expenses	307	5,481	168,576	1,610	—	175,974
Operating income (loss)	(307)	(5,481)	60,072	(1,401)	—	52,883
Interest expense	—	(16,734)	(6,191)	(198)	—	(23,123)
Price risk management activities income	—	43,760	—	—	—	43,760
Other income	—	491	6	70	—	567
Income tax (expense) benefit	(780)	—	4	(14)	—	(790)
Equity earnings (loss) from subsidiaries	74,384	52,348	—	—	(126,732)	—

Net income (loss)	$73,297	$74,384	$53,891	$(1,543)	$(126,732)	$73,297

TALOS ENERGY INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$624,277	$209	$—	$624,486
Natural gas revenue	—	—	41,738	—	—	41,738
NGL revenue	—	—	15,095	—	—	15,095
Other revenue			13,061			13,061

Total revenue	—	—	694,171	209	—	694,380
Operating expenses:
Direct lease operating expense	—	—	122,243	—	—	122,243
Insurance	—	—	12,462	—	—	12,462
Production taxes	—	—	1,067	—	—	1,067

Total lease operating expense	—	—	135,772	—	—	135,772
Workover and maintenance expense	—	—	49,525	—	—	49,525
Depreciation, depletion and amortization	—	1,992	246,499	27	—	248,518
Write-down of oil and natural gas properties	—	—	—	13,778	—	13,778
Accretion expense	—	—	26,868	—	—	26,868
General and administrative expense	692	21,035	31,439	629	—	53,795

Total operating expenses	692	23,027	490,103	14,434	—	528,256
Operating income (loss)	(692)	(23,027)	204,068	(14,225)	—	166,124
Interest expense	—	(50,326)	(22,428)	(519)	—	(73,273)
Price risk management activities expense	—	(35,829)	—	—	—	(35,829)
Other income (expense)	—	678	1,242	(89)	—	1,831
Income tax expense	(130)	—	(292)	(6)	—	(428)
Equity earnings (loss) from subsidiaries	59,247	167,751	—	—	(226,998)	—

Net income (loss)	$58,425	$59,247	$182,590	$(14,839)	$(226,998)	$58,425

TALOS ENERGY INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$248,100	$—	$—	$248,100
Natural gas revenue	—	—	20,193	—	—	20,193
NGL revenue	—	—	14,575	—	—	14,575

Total revenue	—	—	282,868	—	—	282,868
Operating expenses:
Direct lease operating expense	—	—	42,090	—	—	42,090
Insurance	—	—	4,125	—	—	4,125
Production taxes	—	—	578	—	—	578

Total lease operating expense	—	—	46,793	—	—	46,793
Workover and maintenance expense	—	—	25,084	—	—	25,084
Depreciation, depletion and amortization	—	455	87,352	1	—	87,808
Accretion expense	—	—	10,162	—	—	10,162
General and administrative expense	—	12,942	8,274	444	—	21,660

Total operating expenses	—	13,397	177,665	445	—	191,507
Operating income (loss)	—	(13,397)	105,203	(445)	—	91,361
Interest expense	—	(15,580)	(8,797)	(460)	—	(24,837)
Price risk management activities expense	—	(47,656)	(5,674)	—	—	(53,330)
Other income (expense)	—	(356)	310	(39)	—	(85)
Equity earnings from subsidiaries	13,109	90,098	—	—	(103,207)	—

Net income (loss)	$13,109	$13,109	$91,042	$(944)	$(103,207)	$13,109

TALOS ENERGY INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Revenues:
Oil revenue	$—	$—	$555,954	$—	$—	$555,954
Natural gas revenue	—	—	49,364	—	—	49,364
NGL revenue	—	—	27,306	—	—	27,306

Total revenue	—	—	632,624	—	—	632,624
Operating expenses:
Direct lease operating expense	—	—	101,065	—	—	101,065
Insurance	—	—	11,059	—	—	11,059
Production taxes	—	—	1,533	—	—	1,533

Total lease operating expense	—	—	113,657	—	—	113,657
Workover and maintenance expense	—	—	49,703	—	—	49,703
Depreciation, depletion and amortization	—	1,180	203,391	3	—	204,574
Accretion expense	—	—	24,414	—	—	24,414
General and administrative expense	—	31,340	28,841	939	—	61,120

Total operating expenses	—	32,520	420,006	942	—	453,468
Operating income (loss)	—	(32,520)	212,618	(942)	—	179,156
Interest expense	—	(42,207)	(22,754)	(1,296)	—	(66,257)
Price risk management activities expense	—	(186,873)	(9,609)	—	—	(196,482)
Other income (expense)	—	(1,564)	395	6	—	(1,163)
Equity earnings (loss) from subsidiaries	(84,746)	178,418	—	—	(93,672)	—

Net income (loss)	$(84,746)	$(84,746)	$180,650	$(2,232)	$(93,672)	$(84,746)

TALOS ENERGY INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(558)	$(64,050)	$412,445	$(15,424)	$—	$332,413
Cash flows from investing activities:
Exploration, development, and other capital expenditures	—	(1,577)	(301,603)	(69,740)	—	(372,920)
Cash paid for in acquisitions	—	—	(32,916)	—	—	(32,916)
Proceeds from sales of property			5,369			5,369
Investments in subsidiaries	—	(1,119,219)	—	—	1,119,219	—
Distributions from subsidiaries	—	1,203,194	—	—	(1,203,194)	—

Net cash provided by (used in) investing activities	—	82,398	(329,150)	(69,740)	(83,975)	(400,467)
Cash flows from financing activities:
Redemption of Senior Notes and other long-term debt	—	—	(10,567)	—	—	(10,567)
Proceeds from Bank Credit Facility	—	75,000	—	—	—	75,000
Repayment of Bank Credit Facility	—	(25,000)	—	—	—	(25,000)
Deferred financing costs	—	(1,268)	—	—	—	(1,268)
Other deferred payments	—	—	(9,921)	—	—	(9,921)
Payments of capital lease	—	—	(10,344)	—	—	(10,344)
Capital contributions	558	—	1,051,661	67,000	(1,119,219)	—
Employee stock transaction	—	—	(326)	—	—	(326)
Distributions to subsidiary issuer	—	—	(1,202,546)	(648)	1,203,194	—

Net cash provided by (used in) financing activities	558	48,732	(182,043)	66,352	83,975	17,574
Net increase (decrease) in cash, cash equivalents and restricted cash	—	67,080	(98,748)	(18,812)	—	(50,480)
Cash, cash equivalents and restricted cash:
Balance, beginning of period	—	13,541	102,049	25,572	—	141,162

Balance, end of period	$—	$80,621	$3,301	$6,760	$—	$90,682

TALOS ENERGY INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(In thousands)

(Unaudited)

	Talos	Talos Issuers	Guarantors	Non- Guarantors	Elimination	Consolidated
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$—	$(126,105)	$269,841	$(49)	$—	$143,687
Cash flows from investing activities:
Exploration, development, and other capital expenditures	—	(12,966)	(159,368)	(2,015)	—	(174,349)
Cash acquired in acquisitions	—	—	278,409	—	—	278,409
Investments in subsidiaries	—	(778,148)	—	—	778,148	—
Distributions from subsidiaries	—	1,097,505	(9)	—	(1,097,496)	—

Net cash provided by (used in) investing activities	—	306,391	119,032	(2,015)	(319,348)	104,060
Cash flows from financing activities:
Redemption of Senior Notes and other long-term debt	—	(24,977)	(174)	—	—	(25,151)
Proceeds from Bank Credit Facility	—	319,000	—	—	—	319,000
Repayment of Bank Credit Facility	—	(54,000)	—	—	—	(54,000)
Repayment of LLC Credit Facility	—	(403,000)	—	—	—	(403,000)
Deferred financing costs	—	(16,990)	—	—	—	(16,990)
Payments of capital lease	—	—	(9,874)	—	—	(9,874)
Capital contributions	—	—	770,436	7,712	(778,148)	—
Distributions to subsidiaries	—	—	(1,095,165)	(2,331)	1,097,496	—

Net cash provided by (used in) financing activities	—	(179,967)	(334,777)	5,381	319,348	(190,015)
Net increase in cash, cash equivalents and restricted cash	—	319	54,096	3,317	—	57,732
Cash, cash equivalents and restricted cash:
Balance, beginning of period	—	22,315	9,048	2,070	—	33,433

Balance, end of period	$—	$22,634	$63,144	$5,387	$—	$91,165

INDEPENDENT AUDITORS’ REPORT

To ILX Holdings, LLC and Subsidiaries:

We have audited the accompanying consolidated financial statements of ILX Holdings, LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in members’ capital, and cash flows for the years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements.

Management’s Responsibility for the consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ILX Holdings, LLC and its subsidiaries as of December 31, 2018 and 2017, and the results of their operations, changes in their members’ capital and cash flows for three years ended December 31, 2018, 2017 and 2016 in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Accounting principles generally accepted in the United States of America require that the Supplemental Oil, Natural Gas, and NGL Information be presented to supplement the consolidated financial statements. Such information, although not a part of the financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the consolidated financial statements, and other knowledge we obtained during our audits of the consolidated financial statements. We do not express an opinion or provide any assurance on the supplemental information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.

/s/ Deloitte & Touche LLP

Parsippany, NJ

April 8, 2019

ILX HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$18,990	$17,107
Production receivable	10,154	8,470
Due from affiliate (Note 3)	48	—
Derivative instrument assets	654	—
Other current assets	2,949	777

Total current assets	32,795	26,354

Salvage fund	13,514	12,233
Other assets	281	281
Investment in Delta House	1,974	1,974
Oil and gas properties:
Advances to operators for working interests and expenditures	—	49
Proved properties	259,821	246,089
Less: accumulated depletion and amortization	(140,843)	(113,961)

Total oil and gas properties, net	118,978	132,177

Total assets	$167,542	$173,019

Liabilities and Members’ Capital
Current liabilities:
Due to operator	$5,900	$4,081
Accrued expenses	1,307	1,141
Derivative instrument liabilities	—	7,469
Other current liabilities	57	720

Total current liabilities	7,264	13,411
Asset retirement obligations	5,362	4,766
Derivative instrument liabilities	307	4,228

Total liabilities	12,933	22,405

Commitments and contingencies (Note 7)
Members’ capital
Capital contributions	329,984	312,704
Distributions	(200,478)	(136,598)
Retained earnings (accumulated deficit)	25,103	(25,492)

Total members’ capital	154,609	150,614

Total liabilities and members’ capital	$167,542	$173,019

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Year ended December 31,
	2018	2017	2016
Revenue
Oil and gas revenue	$98,511	$104,635	$80,730
Overriding royalty interest revenue	5,022	5,244	4,167
Other revenue	192	—	—

Total revenue	103,725	109,879	84,897

Expenses
Depletion and amortization	26,882	41,259	44,734
Operating expenses	21,611	27,747	50,124
Management fees (Note 5)	2,925	2,500	2,500
General and administrative expenses	1,174	615	542

Total expenses	52,592	72,121	97,900

Income (loss) from operations	51,133	37,758	(13,003)
Other income (loss)
Loss on sale of investment in Delta House	—	—	(1,884)
Dividend income	279	437	3,166
Derivative instrument loss, net	(953)	(12,920)	—
Other income	136	—	—

Total other (loss) income	(538)	(12,483)	1,282

Net income (loss)	$50,595	$25,275	$(11,721)

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL

(in thousands)

Year ended December 31, 2018
Balance, January 1, 2016	$225,060
Capital contributions	12,857
Distributions	(32,857)
Net loss	(11,721)

Balance, December 31, 2016	193,339
Capital contributions	7,579
Distributions	(75,579)
Net income	25,275

Balance, December 31, 2017	150,614
Capital contributions	17,280
Distributions	(63,880)
Net income	50,595

Balance, December 31, 2018	$154,609

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net income (loss)	$50,595	$25,275	$(11,721)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion and amortization	26,882	41,259	44,734
Loss on investment in Delta House	—	—	1,884
Accretion expense	394	512	617
Unrealized derivative instrument (gain) loss, net	(12,044)	11,697	—
Changes in assets and liabilities:
(Increase) decrease in production receivable	(1,684)	171	(1,487)
Increase in due from affiliate	(48)	—	—
(Increase) decrease in other current assets and other assets	(2,172)	6,971	(1,011)
Increase (decrease) in due to operator	849	(2,499)	1,125
Increase in accrued expenses	166	1,057	66
(Decrease) increase in other current liabilities	(663)	595	—

Net cash provided by operating activities	62,275	85,038	34,207

Cash flows from investing activities
(Payments to) credits from operators for working interests and expenditures	—	(49)	651
Capital expenditures for oil and gas properties	(12,511)	(10,343)	(11,121)
Proceeds from sale of investment in Delta House	—	—	5,630
Increase in salvage fund	(1,281)	(4,607)	(6,428)

Net cash used in investing activities	(13,792)	(14,999)	(11,268)

Cash flows from financing activities
Return of capital contributions	—	(6,479)	(20,000)
Distributions	(46,600)	(61,521)	—

Net cash used in financing activities	(46,600)	(68,000)	(20,000)

Net increase in cash and cash equivalents	1,883	2,039	2,939
Cash and cash equivalents, beginning of year	17,107	15,068	12,129

Cash and cash equivalents, end of year	$18,990	$17,107	$15,068

Supplemental disclosure of non-cash investing activities
Advances used for capital expenditures in oil and gas properties reclassified to proved properties	$49	$—	$1,833

Due to operators for accrued capital expenditures for oil and gas properties	$2,533	$1,563	$—

Supplemental disclosure of non-cash financing activities
Distributions recycled as capital contributions	$17,280	$14,058	$32,857

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Company Structure

ILX Holdings, LLC (“ILX” or the “Company”), a Delaware limited liability company, was formed on July 27, 2010 and operates pursuant to the fourth amended and restated limited liability company agreement (the “LLC Agreement”) as of January 1, 2016 by and among Riverstone/Carlyle Global Energy and Power Fund IV (RW), L.P., a Delaware limited partnership, R/C Energy IV Ridgewood Partnership, L.P., a Delaware limited partnership, Riverstone Energy Coinvestment IV (U.S.), L.P., a Delaware limited partnership, and Carlyle Energy Coinvestment IV (U.S.), L.P., a Delaware limited partnership (each a “Member” and collectively, the “Members”). Pursuant to the LLC Agreement, the managing committee (the “Managing Committee”) of the Company has the power and authority to manage, direct and control the business, affairs and properties of the Company.

The Company entered into a participation agreement, as amended and restated on February 10, 2016, (the “Participation Agreement”) with Ridgewood Energy Corporation (“Ridgewood” or the “Manager”) to acquire certain interests in offshore Gulf of Mexico Federal oil and gas leases (the “ILX Leasehold Interests”) from and participate in joint exploration and development of such interests with, Ridgewood. Other than certain enumerated ILX Leasehold Interests, the Company is not required under the Participation Agreement to acquire from or make any investments with the Manager.

Ridgewood, ILX-Ridgewood I, LLC, an affiliate of the Manager, and the Company entered into a management services agreement, as amended and restated on February 10, 2016, (the “Management Services Agreement”) pursuant to which Ridgewood provides certain management, administrative and technical services to the Company in connection with the ILX Leasehold Interests and is paid a management fee for such services. The Management Services Agreement does not require Ridgewood to provide any services to, or give it any authority to make decisions for, the Company related to the Company’s governance or management issues, including, without limitation, the Company’s distributions of cash or property, issuance or sales of membership interests, tax management, liquidations or mergers, appointment of officers or managers, compensation benefits or other employee related matters, or changes to governing documents.

With respect to the ILX Leasehold Interests, the Manager locates potential projects, conducts due diligence, negotiates and completes the transactions subject to the approval of the Company’s Managing Committee. The Manager manages the ILX Leasehold Interests, including exploration and development of oil and gas prospects on such ILX Leasehold Interests and performs all customary management related responsibilities regarding the ILX Leasehold Interests. The Manager also manages contractual relations with unaffiliated custodians, depositories, accountants, attorneys, corporate fiduciaries, insurers, banks and others as required. See Notes 5 and 7.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s consolidated financial statements include the accounts of ILX and its subsidiaries. All intercompany balances and transactions have been eliminated. Unless otherwise specified or the context otherwise requires, all references in these notes to the Company or ILX are to ILX Holdings, LLC and its subsidiaries.

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expense during the reporting period. On an ongoing basis, the Company reviews its estimates, including those related to the fair value of financial instruments, depletion and amortization, determination of proved reserves, impairment of long-lived assets and asset retirement obligations. Actual results may differ from those estimates.

Fair Value Measurements

The Company follows the accounting guidance for fair value measurement for measuring fair value of assets and liabilities in its consolidated financial statements. The fair value measurement guidance provides a hierarchy that prioritizes and defines the types of inputs used to measure fair value. The fair value hierarchy gives the highest priority to Level 1 inputs, which consist of unadjusted quoted prices for identical instruments in active markets. Level 2 inputs consist of quoted prices for similar instruments. Level 3 inputs are unobservable inputs and include situations where there is little, if any, market activity for the instrument; hence, these inputs have the lowest priority. The Company’s derivative instruments are recorded at fair value based on Level 2 inputs. See “Derivative Instruments” below and Note 6. “Derivative Instruments” for additional information. The Company also applies the provisions of the fair value measurement accounting guidance to its non-financial assets and liabilities, such as oil and gas properties and asset retirement obligations, on a non-recurring basis.

Cash and Cash Equivalents

All highly liquid investments with maturities, when purchased, of three months or less, are considered cash equivalents. These balances, as well as cash on hand, are included in “Cash and cash equivalents” on the consolidated balance sheets. As of December 31, 2018, the Company had no cash equivalents. At times, deposits may be in excess of federally insured limits, which are $250 thousand per insured financial institution. As of December 31, 2018, the Company’s bank balances, including salvage fund, which were maintained at Wells Fargo Bank, N.A, exceeded federally insured limits by $32.3 million.

Salvage Fund

The Company deposits cash in a separate account, or salvage fund, to provide for the dismantling and removal of production platforms and facilities and plugging and abandoning its oil and gas properties at the end of their useful lives in accordance with applicable federal and state laws and regulations. The salvage fund is expected to be funded through amounts withheld from operating income. There are no restrictions on withdrawals from the salvage fund.

Other Current Assets

Other current assets consist of the following:

	December 31,
	2018	2017
	(in thousands)
Prepaid workover	$2,426	$277
Prepaid insurance	488	467
Other prepaid expenses	35	33

	$2,949	$777

Investment in Delta House

The Company has investments in Delta House Oil and Gas Lateral, LLC and Delta House FPS, LLC (collectively “Delta House”), legal entities that own interests in a deepwater floating production system operated by LLOG Exploration Offshore, L.L.C. Upon adoption of the new accounting guidance on financial instruments on December 31, 2018, the Company elected the measurement alternative to record the investment in Delta House at cost, less impairment and plus or minus subsequent adjustments for observable price changes with change in basis reported in current earnings. At each reporting period, the Company reviews its investment in Delta House to evaluate whether the investment is impaired. Losses on investments, including impairments, are classified as non-operating losses in the Company’s consolidated statements of operations. During the years ended December 31, 2018 and 2017, there were no impairments of the Company’s investment in Delta House.

As of December 31, 2016, the Company had invested a total of $9.5 million in Delta House and had received cash from its investment totaling $10.0 million, of which $4.4 million relates to dividends received and $5.6 million relates to cash proceeds from the sale of approximately 74% of its investment, pursuant to a unit purchase agreement with D-Day Offshore Holdings, LLC dated October 31, 2016. Certain other funds managed by the Manager were also parties to this unit purchase agreement. The Company adjusted the carrying value of its investment in Delta House in third quarter 2016 to fair value, which was determined based on the third-party sale and recorded a loss on investment during the year ended December 31, 2016 of $1.9 million. The loss was included on the Company’s statements of operations within “Loss on investment in Delta House”. There was no such amount recorded during the years ended December 31, 2018 and 2017. Inputs used to estimate fair value of the investment in Delta House are categorized as Level 3 in the fair value hierarchy.

Oil and Gas Properties

Through its consolidated wholly-owned subsidiaries, the Company invests in oil and gas properties, which are operated by unaffiliated entities that are responsible for drilling, administering and producing activities pursuant to the terms of the applicable operating agreements with working interest owners. The Company’s portion of exploration, drilling, operating and capital equipment expenditures is billed by operators.

Acquisition, exploration and development costs are accounted for using the successful efforts method. Costs of acquiring unproved and proved oil and natural gas leasehold acreage, including lease bonuses, brokers’ fees and other related costs are capitalized. Costs of drilling and equipping productive wells and related production facilities are capitalized. The costs of exploratory wells are capitalized pending determination of whether proved reserves have been found. If proved commercial reserves are not found, exploratory well costs are expensed as dry-hole costs. At times, the Company receives adjustments to certain projects from their respective operators upon review and audit of the projects’ costs. Annual lease rentals and exploration expenses are expensed as incurred. All costs related to production activity, transportation expense and workover efforts are expensed as incurred.

Once a property has been determined to be fully depleted or upon the sale, retirement or abandonment of a property, the cost and related accumulated depletion and amortization, if any, is eliminated from the property accounts, and the resultant gain or loss is recognized.

The Company may be required to advance its share of the estimated succeeding month’s expenditures to the operator for its oil and gas properties. As the costs are incurred, the advances are reclassified to proved properties.

Overriding Royalty Interest (“ORRI”)

The Company has investments in the ORRIs of certain oil and natural gas properties. Such investments are included on the consolidated balance sheets as “Proved properties” within “Oil and gas properties”.

Accrued Expenses

Accrued expenses consist of the following:

	December 31,
	2018	2017
	(in thousands)
Accrued royalty	$859	$757
Accrued transportation expense	379	316
Accrued accounting and legal fees	69	68

	$1,307	$1,141

Asset Retirement Obligations

For oil and gas properties, there are obligations to perform removal and remediation activities when the properties are retired. Upon the determination that a property is either proved or dry, a retirement obligation is incurred. The Company recognizes the fair value of a liability for an asset retirement obligation in the period incurred. Plug and abandonment costs associated with unsuccessful projects are expensed as dry-hole costs. Annually, or more frequently if an event occurs that would dictate a change in assumptions or estimates underlying the obligations, the Company reassesses its asset retirement obligations to determine whether any revisions to the obligations are necessary. The Company maintains a salvage fund to provide for the funding of future asset retirement obligations. The following table presents changes in asset retirement obligations during the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017
	(in thousands)
Balance, beginning of year	$4,766	$7,924
Liabilities incurred	692	183
Accretion expense	394	512
Revision of estimates	(490)	(3,853)

Balance, end of year	$5,362	$4,766

Accretion expense is included in the consolidated statements of operations within “Operating expenses”.

Revenue Recognition

The Company adopted the new revenue standard on January 1, 2018 using the modified retrospective method for all new contracts entered into after January 1, 2018 and all existing contracts for which revenues have not been recognized under the previous revenue guidance as of December 31, 2017. Although the Company did not identify changes to its revenue recognition that resulted in a cumulative adjustment to retained earnings on January 1, 2018, the adoption of the accounting guidance resulted in enhanced disclosures related to revenue recognition policies, the Company’s performance obligations and significant judgments used in applying the new revenue standard as described below.

Revenue from Contracts with Customers

Oil and gas revenues are recognized at the point when control of oil and natural gas is transferred to the customers. Natural gas liquid (“NGL”) sales are included within gas sales. The Company’s oil and natural gas generally are sold to its customers at prevailing market prices based on an index in which the prices are published, adjusted for pricing differentials, quality of the oil and pipeline allowances.

Oil and Gas Revenue

Generally, the Company sells oil and natural gas under two types of agreements, which are common in the oil and gas industry. In the first type of agreement, a netback agreement, the Company receives a price, net of pricing differentials as well as transportation expense incurred by the customer, and the Company records revenue at the wellhead at the net price received where control transfers to the customer. In the second type of agreement, the Company delivers oil and natural gas to the customer at a contractually agreed-upon delivery point where the customer takes control. The Company pays a third-party to transport the oil and natural gas and receives a specific market price from the customer net of pricing adjustments. The Company records the transportation expense within operating expenses in the consolidated statements of operations.

Under the Company’s natural gas processing contracts, the Company delivers natural gas to a midstream processing company at the inlet of the midstream processing company’s facility. The midstream processing company gathers and processes the natural gas and remits the proceeds to the Company for the sale of NGLs. In this type of arrangement, the Company evaluates whether it is the principal or agent in the transaction. The Company concluded that it is the principal and the ultimate third-party purchaser is the customer; therefore, the Company recognizes revenue on a gross basis, with transportation, gathering and processing fees recorded as an expense within operating expenses in the consolidated statements of operations.

In certain instances, the Company may elect to take its residue gas and NGLs in-kind at the tailgate of the midstream company’s processing plant and subsequently market such volumes. Through its marketing process, the Company delivers the residue gas and NGLs to the ultimate third-party customer at a contractually agreed-upon delivery point and receives a specified market price from the customer. In this arrangement, the Company recognizes revenue when control transfers to the customer at the delivery point based on the market price received from the customer. The transportation, gathering and processing fees are recorded as expense within operating expenses in the consolidated statements of operations.

The Company assesses the performance obligations promised in its oil and natural gas contracts based on each unit of oil and natural gas that will be transferred to its customer because each unit is capable of being distinct. The Company satisfies its performance obligation when control transfers at a point in time when its customer is able to direct the use of, and obtain substantially all of the benefits from, the oil and natural gas delivered. Under each of the Company’s oil and natural gas contracts, contract prices are variable and based on an index in which the prices are published, which fluctuate as a result of related industry variables, adjusted for pricing differentials, quality of the oil and pipeline allowances. The use of index-based pricing with predictable differentials reduces the level of uncertainty related to oil and gas prices. Additionally, any variable consideration is not constrained. Payments are received in the month following the oil and natural gas production month. Adjustments that occur after delivery, such as quality bank adjustments, are reflected in revenue in the month payments are received.

Transaction Price Allocated to Remaining Performance Obligations

Under the Company’s oil and natural gas contracts, each unit of oil and natural gas represents a separate performance obligation; therefore, future volumes are wholly unsatisfied and the transaction price related to the remaining performance obligations is the variable index-based price attributable to each unit of oil and natural gas that is transferred to the customer.

Contract Balances

The Company invoices customers once its performance obligations have been satisfied, at which point the payment is unconditional. Accordingly, the Company’s oil and natural gas contracts do not give rise to contract assets or liabilities under the new revenue standard. The receivables related to the Company’s oil and gas revenue are included within “Production receivable” on the consolidated balance sheets.

Prior Period Performance Obligations

The Company records oil and gas revenue in the month production is delivered to its customers. However, settlement statements for residue gas and NGLs sales may not be received for 30 to 60 days after the date production is delivered. As a result, the Company is required to estimate the amount of production delivered to the purchaser and the price that will be received for the sale of the residue gas and NGLs. The Company records the differences between its estimates and the actual amounts received in the month that the payment is received from the customer. The Company has an estimation process for revenue and related accruals, and any identified difference between its revenue estimates and actual revenue historically have not been significant. During the years ended December 31, 2018, 2017 and 2016, revenue recognized from performance obligations satisfied in previous periods was not significant.

Other Revenue

Other revenue is generated from the Company’s production handling, gathering and operating services agreement with an affiliated entity and other third parties. The Company simply earns a fee for its services and recognizes these fees as revenue at the time its performance obligations are satisfied as the control of oil and natural gas is never transferred to the Company.

Overriding Royalty Interest Revenue

Overriding royalty interest revenue is generated from the Company’s override interests in certain oil and natural gas properties. ORRI revenue is recognized at the net amount of proceeds to be received by the Company during the month in which production occurs and such proceeds are generally received by the Company within two to three months after the month in which production occurs. The Company is required to estimate the amount of ORRI revenue to be received based upon the Company’s ORRI interest. The Company records the difference between its estimates and the actual amounts received in the month that the payment is received from the producer. The Company has an estimation process for revenue and related accruals, and any identified difference between its ORRI revenue estimates and actual ORRI revenue historically has not been significant. The receivables related to the Company’s ORRI revenue are included within “Production receivable” on the consolidated balance sheets. During the years ended December 31, 2018, 2017 and 2016, there was no material ORRI revenue recognized in the current period from performance obligations satisfied in previous periods.

Derivative Instruments

The Company may periodically utilize derivative instruments to manage the commodity price risk inherent in its oil and natural gas production. Derivative instruments are carried on the consolidated balance sheets at fair value and recorded as either an asset or liability. Changes in the fair value of the derivative instruments are recorded in earnings unless specific hedge accounting criteria are met. At this time, the Company has elected not to use hedge accounting for its derivative instruments and, accordingly, the derivative instruments are marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The related cash flow impact of the derivative activities is reflected as cash flows from operating activities on the consolidated statements of cash flows. See Note 6. “Derivative Instruments” for additional information.

Impairment of Long-Lived Assets

The Company reviews the carrying value of its oil and gas properties for impairment whenever events and circumstances indicate that the recorded carrying value of its oil and gas properties may not be recoverable. Impairments are determined by comparing estimated future net undiscounted cash flows to the carrying value of the assets at the time of the review. If the carrying value exceeds the estimated future net undiscounted cash flows, the carrying value of the asset is written down to fair value, which is determined using valuation techniques that include both market and income approaches and use Level 3 inputs. The fair value determinations require considerable judgment and are sensitive to change. Different pricing assumptions, reserve estimates or discount rates could result in a different calculated impairment.

There were no impairments of oil and gas properties during the years ended December 31, 2018, 2017 and 2016. Fluctuations in oil and natural gas commodity prices may impact the fair value of the Company’s oil and gas properties. If oil and natural gas commodity prices decline, even if only for a short period of time, it is possible that impairments of oil and gas properties will occur.

Depletion and Amortization

Depletion and amortization of the cost of proved oil and gas properties and investments in ORRIs are calculated using the units-of-production method. Proved developed reserves are used as the base for depleting capitalized costs associated with successful exploratory well costs, development costs and related facilities, other than offshore platforms. The sum of proved developed and proved undeveloped reserves is used as the base for depleting or amortizing leasehold acquisition costs, costs to construct offshore platform and associated asset retirement costs, and investments in ORRIs.

Income Taxes

No provision is made for income taxes in the consolidated financial statements. The Company is a limited liability company, and as such, the Company’s income or loss is passed through and included in the tax returns of the Company’s Members. The Company files U.S. Federal and State tax returns and the 2015 through 2017 tax returns remain open for examination by tax authorities.

Income and Expense Allocation

Profits and losses are allocated to the Members in accordance with the LLC Agreement.

Recent Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued accounting guidance on leases as amended on January 2018 and July 2018, which requires an entity to recognize all lease assets and liabilities with a term greater than one year on the consolidated balance sheet, disclose key quantitative and qualitative information about leasing arrangements, and permits an entity not to evaluate existing or expired land easements that were not previously assessed under the existing lease guidance. The accounting guidance does not apply to leases of mineral rights to explore for or use of oil and natural gas. The accounting guidance is effective for the Company beginning with the fiscal year ending December 31, 2020 with early adoption permitted. Although the Company, as a non-operator, does not enter into lease agreements to support its operations, the Company is in the process of completing its evaluation of existing contracts that may have a lease impact and embedded lease features to determine the contracts to which the new guidance applies. The Company will continue the evaluation of the provisions of this accounting guidance, as well as new or emerging interpretations, through the date of adoption, which is currently expected to be the fiscal year ending December 31, 2020.

In January 2016, the FASB issued accounting guidance on financial instruments, as amended in February 2018, that requires, among other things, companies to measure investments in other entities, except those accounted for under the equity method, at fair value and recognize any changes in fair value in net income unless an election is made to record the investment at cost, less impairment and plus or minus subsequent adjustments for observable price changes with change in basis reported in current earnings. This pronouncement and related amendments are effective for the Company beginning with the fiscal year ending December 31, 2019 with early adoption permitted. The Company adopted the accounting guidance on December 31, 2018. See “Investment in Delta House” above for the disclosures related to the impact of adopting this guidance.

In May 2014, the FASB issued accounting guidance on revenue recognition (“New Revenue Standard”), which provides for a single five-step model to be applied to all revenue contracts with customers. In July 2015, the FASB issued a deferral of the effective date of the New Revenue Standard to 2019, with early adoption permitted. In March 2016, the FASB issued accounting guidance, which clarifies the implementation guidance on principal versus agent considerations in the New Revenue Standard. In April 2016, the FASB issued guidance on identifying performance obligations and licensing and in May 2016, the FASB issued final amendments which provided narrow scope improvements and practical expedients related to the implementation of the New Revenue Standard. The New Revenue Standard may be applied either retrospectively or through the use of a modified-retrospective method. Under the New Revenue Standard, the revenue associated with the Company’s existing contracts will be recognized in the period that control of the related commodity is transferred to the customer, which is generally consistent with the Company’s previous revenue recognition model. The Company adopted the New Revenue Standard using the modified retrospective method on January 1, 2018. See “Revenue Recognition” above for the required disclosures related to the impact of adopting this guidance and a discussion of the Company’s updated policies related to revenue recognition for revenue from contracts with customers.

2. Exploratory Well Costs

Capitalized exploratory well costs include suspended exploratory well costs. Suspended exploratory well costs are costs associated with projects exhibiting sufficient quantities of hydrocarbons to justify potential development and where the Company is actively pursuing efforts to assess whether reserves can be attributed to such projects. The following table reflects the net changes in capitalized exploratory well costs during the year ended December 31, 2017 and exclude amounts that were capitalized and subsequently expensed or reclassified to proved properties in the same period:

December 31, 2017
(in thousands)
Balance, beginning of year	$1,421
Additions to capitalized exploratory well costs pending the determination of proved reserves	—
Reclassifications to proved properties based on the determination of proved reserves	(1,421)
Capitalized exploratory well costs charged to expense	—

Balance, end of year	$—

Capitalized exploratory well costs and related leasehold acquisition costs are expensed as dry-hole costs in the event that reserves are not found or are not in sufficient quantities to complete the well and develop the field.

3. Related Party Transaction

On December 12, 2016, the Company, through its wholly-owned subsidiary, ILX Prospect Beta and other third party working interest owners in the Beta Project (collectively, the “Beta Project Owners”) entered into a production handling, gathering and operating services agreement (“PHA”) with ILX Prospect Claiborne, LLC, a wholly-owned subsidiary of ILX Holdings II, LLC (“ILX II”) and other third party working interest owners in the Claiborne Project (collectively, the “Producers”), whereby the Beta Project Owners will provide services related to the production handling and delivery of oil and natural gas production from the Claiborne Project via their owned Beta Project production facility. ILX II is an affiliated entity with the Company. The PHA was effective on December 12, 2016 and will continue in effect unless terminated by default, the Beta Project Owners or the Producers pursuant to the terms of the PHA (as amended on February 10, 2017, March 9, 2017, September 19, 2018 and November 30, 2018). Under the terms of the PHA, the Producers have agreed to pay the Beta Project Owners a fixed production handling fee for each barrel of oil and mcf of natural gas processed through the Beta Project production facility.

Beginning in fourth quarter 2018, the Beta Project Owners commenced their production handling services for the oil and natural gas produced from the Claiborne Project. As the control of oil and natural gas is never transferred, the Company simply earns a fee for its services and recognizes these fees as revenue at the time its performance obligations are satisfied. During the year ended December 31, 2018, the Company earned $48 thousand representing its proportionate share of the production handling fees earned from ILX II, which is included within “Other revenue” on the Company’s consolidated statements of operations and in “Due from affiliate” on the Company’s consolidated balance sheets. The transactions are settled by issuance of a non-cash credit from the Beta Project operator to the Company on behalf of the Producers when the operator performs the joint interest billing of the lease operating expenses due from the Company. There were no such amounts recorded during the years ended December 31, 2017 and 2016.

At times, short-term payables and receivables, which do not bear interest, arise from transactions with affiliates in the ordinary course of business.

4. Members’ Capital and Distributions

Capital Contribution

Pursuant to the LLC Agreement, the Members may make capital contributions to the Company from time to time but will not be required to make any capital contributions. Additionally, certain distributable cash may be retained by the Company and recycled as capital contributions. Such amounts, as well as additional capital contributions, may be required to provide for the additional development costs for the Company’s projects. See Note 7. “Commitments and Contingencies” for additional information.

As of December 31, 2018, capital contributions totaled $330.0 million, which include $17.3 million of distributions that were recycled as capital contributions during 2018.

Distributions

The Management Services Agreement requires that upon final determination of the amount of available cash as of the end of each calendar month, the Manager should promptly distribute such distributable cash. In accordance with the Management Services Agreement, distributions, if any, will be paid to the Company’s Members until such Members have received a return equal to the (i) capital investment in all of the ILX Leasehold Interests, plus (ii) the total of all management fees paid, plus (iii) a preferred eight percent compounded annual return on the amounts in (i) and (ii). Once the preferred return is received, ILX-Ridgewood I, LLC will be entitled to twenty percent of the Company’s distributions, payable monthly. During the years ended December 31, 2018, 2017 and 2016, distributions to the Company’s Members of $17.3 million, $14.1 million and $32.9 million, respectively, were recycled as capital contributions to the Company.

Ridgewood Profit Participation

The Management Services Agreement provides that ILX-Ridgewood I, LLC is entitled to a share of the Company’s distributions only after certain conditions have been met. As of December 31, 2018, such conditions have not been met. See “Distributions” above for additional information.

5. Management Fees

The Management Services Agreement provides that the Manager render management, administrative and technical services, for which it receives a management fee, payable quarterly. During the years ended December 31, 2018, 2017 and 2016, management fees were $2.9 million, $2.5 million and $2.5 million, respectively.

6. Derivative Instruments

In October 2017, the Company entered into fixed price swap contracts (“Swap”) with BP Energy Company and Shell Trading Risk Management LLC (collectively, the “Counterparties”) effective October 1, 2017 through

December 31, 2020 and November 1, 2017 through December 31, 2020, respectively, to hedge the Company’s exposure to commodity price fluctuations on a portion of oil production from the Company’s producing projects. The Company has elected not to use hedge accounting for its Swap and consequently, the Swap is marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The estimated fair value of the Swap is based upon closing exchange prices for Louisiana Light Sweet Crude Oil available from Argus Media Group (“Argus LLS”). The Company has exposure to credit risk to the extent the derivative instrument counterparty is unable to satisfy its settlement commitment. The Company actively monitors the creditworthiness of each counterparty and assesses the impact, if any, on its derivative positions.

The Swap is carried at its fair value on the consolidated balance sheets and the assets and liabilities are netted where derivatives with both gain and loss positions are held by a single counterparty with the same current and noncurrent classification, and where the Company has master netting arrangements. The master netting arrangements allow for set-off that may be exercised in the event of default and provides for contract termination and net settlement. The Company determines the current and noncurrent classification of the Swap based on the timing of expected settlement of individual trades. The Swap is settled based upon reported prices on Argus LLS.

As of December 31, 2018, the Company had outstanding positions under the Swap as detailed in the following table.

Production period	Index	Volume in barrels	Average Fixed Price Swapper barrel	Estimated Fair Value
	(in thousands)
Assets:
January 1, 2019 to December 31, 2019	Argus LLS	494,000	$53.21	$654
Liabilities:
January 1, 2020 to December 31, 2020	Argus LLS	330,800	$52.14	$307

The following tables presents the fair value and classification of the outstanding positions under the Swap on the Company’s consolidated balance sheets as of December 31, 2018 and 2017 on a gross basis and after same-counterparty netting:

	December 31, 2018
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current Assets
Derivative instrument assets	$654	$—	$654
Non-current liabilities:
Derivative instrument liabilities	$307	$—	$307

	December 31, 2017
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current liabilities
Derivative instrument liabilities	$7,469	$—	$7,469
Non-current liabilities:
Derivative instrument liabilities	4,228	—	4,228

Total	$11,697	$—	$11,697

None of the Company’s derivative instruments have been designated as hedges. As such, all changes in fair value are immediately recognized in earnings. The following table summarizes the realized and unrealized gains and losses on derivative instruments, which are included on the Company’s consolidated statements of operations under the caption “Derivative instrument loss, net”.

	Year Ended December 31,
	2018	2017
	(in thousands)
Unrealized gain (loss) on derivative instruments, net	$12,044	$(11,697)
Realized loss on derivative instruments	(12,997)	(1,223)

Derivative instrument loss, net	$(953)	$(12,920)

7. Commitments and Contingencies

Funding Commitment

Pursuant to the Participation Agreement, the Company had provided for initial funding commitment up to $225.0 million, which represented the cost estimates to fund the initial exploration operations of its ILX Leasehold Interests, as initially budgeted. As of December 31, 2018, there was no unfunded funding commitment. The additional estimated capital expenditures required for future development of the ILX Leasehold Interests are expected to be funded from cash flow from operations. See additional information in “Capital Commitments”.

Capital Commitments

As of December 31, 2018, the Company’s estimated capital commitments related to its oil and gas properties were $60.9 million (which include asset retirement obligations for the Company’s projects of $17.0 million), of which $11.1 million is expected to be spent during the year ending December 31, 2019. Based upon its current cash position and its current reserve estimates, the Company expects cash flows from operations to be sufficient to cover its commitments and ongoing operations. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgment, and are subject to frequent revision.

Environmental and Governmental Regulations

Many aspects of the oil and gas industry are subject to federal, state and local environmental laws and regulations. The Manager and operators of the Company’s properties are continually taking action they believe appropriate to satisfy applicable federal, state and local environmental regulations. However, due to the significant public and governmental interest in environmental matters related to those activities, the Manager cannot predict the effects of possible future legislation, rule changes, or governmental or private claims. As of December 31, 2018 and 2017, there were no known environmental contingencies that required adjustment to, or disclosure in, the Company’s consolidated financial statements.

Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. Any such future laws and regulations could result in increased compliance costs or additional operating restrictions, which could have a material adverse effect on the Company’s operating results and cash flows. It is not possible at this time to predict whether such legislation or regulation, if proposed, will be adopted as initially written, if at all, or how legislation or new regulation that may be adopted would impact the Company’s business.

Neidermeyer Project Incident

In October 2017, the Neidermeyer Project was shut-in due to a leak in a subsea flowline caused by a fracture in a jumper pipe associated with one of the project’s wells. The incident resulted in an oil spill, however through the operator’s coordinated efforts with the Bureau of Safety and Environment Enforcement (“BSEE”), it was confirmed that the oil spill was fully contained. Further, it was determined that any oil released would dissipate and biodegrade, thus requiring no clean-up other than for spill mitigation and incident response activities.

The Company has considered its potential for liabilities related to penalties and fines under the Clean Water Act and from BSEE and has concluded that a reasonable estimate of penalties and fines cannot be made at this time. Although, the Company’s liability assessment was based on the application of relevant GAAP to currently available facts surrounding the incident, it is reasonably possible that the Company may be required to recognize a liability for penalties, fines and third-party damages or claims in the future, as additional facts become known, which could be material to the Company’s consolidated financial statements.

BOEM Notice to Lessees on Supplemental Bonding

On July 14, 2016, the Bureau of Ocean Energy Management (“BOEM”) issued a Notice to Lessees (“NTL”) that discontinued and materially replaced existing policies and procedures regarding financial security (i.e. supplemental bonding) for decommissioning obligations of lessees of federal oil and gas leases and owners of pipeline rights-of-way, rights-of use and easements on the Outer Continental Shelf (“Lessees”). Generally, the NTL (i) ended the practice of excusing Lessees from providing such additional security where co-lessees had sufficient financial strength to meet such decommissioning obligations, (ii) established new criteria for determining financial strength and additional security requirements of such Lessees, (iii) provided acceptable forms of such additional security and (iv) replaced the waiver system with one of self-insurance. The rule became effective as of September 12, 2016; however on January 6, 2017, the BOEM announced that it was suspending the implementation timeline for six months in certain circumstances. On June 22, 2017, the BOEM announced that the implementation timeline extension will remain in effect pending the completion of its review of the NTL. However, as of December 31, 2018, the BOEM has not completed its review nor has the NTL been enforced. The impact of the NTL, if enforced without change or amendment, may require the Company to fully secure all of its potential abandonment liabilities to the BOEM’s satisfaction using one or more of the enumerated methods for doing so. Potentially this could increase costs to the Company if the Company is required to obtain additional supplemental bonding, fund escrow accounts or obtain letters of credit.

Insurance Coverage

The Company is subject to all risks inherent in the oil and natural gas business. Insurance coverage as is customary for entities engaged in similar operations is maintained, but losses may occur from uninsurable risks or amounts in excess of existing insurance coverage. The occurrence of an event that is not insured or not fully insured could have a material adverse impact upon earnings and financial position. Moreover, insurance is obtained as a package covering all of the entities managed by the Manager. Depending on the extent, nature and payment of claims made by the Company or other entities managed by the Manager, yearly insurance coverage may be exhausted and become insufficient to cover a claim by the Company in a given year.

8. Subsequent Events

The Company has assessed the impact of subsequent events through the issuance of the consolidated financial statements on April 8, 2019 and has concluded that there were no such events that require adjustment to, or disclosure in, the consolidated financial statements.

ILX Holdings, LLC and Subsidiaries

Supplementary Financial Information

Information about Oil and Gas Producing Activities — Unaudited

In accordance with the FASB guidance on disclosures of oil and gas producing activities, this section provides supplementary information on oil and gas exploration and producing activities of the Company. The Company is engaged solely in oil and gas activities, all of which are located in the United States offshore waters of the Gulf of Mexico.

Table I — Capitalized Costs Relating to Oil and Gas Producing Activities

	December 31,
	2018	2017
	(in thousands)
Advances to operators for working interests and expenditures	$—	$49
Proved properties	259,821	246,089

Total oil and gas properties	259,821	246,138
Accumulated depletion and amortization	(140,843)	(113,961)

Oil and gas properties, net	$118,978	$132,177

Table II — Costs Incurred in Oil and Gas Property Acquisition, Exploration, and Development

	Year ended December 31,
	2018	2017	2016
	(in thousands)
Exploration costs	$189	$131	$899
Development costs	13,683	6,457	2,014

	$13,872	$6,588	$2,913

Table III — Reserve Quantity Information

Oil and gas reserves of the Company have been estimated by independent petroleum engineers, Netherland, Sewell & Associates, Inc. at December 31, 2018, 2017 and 2016. These reserve disclosures have been prepared in compliance with the Securities and Exchange Commission rules. Due to inherent uncertainties and the limited nature of recovery data, estimates of reserve information are subject to change as additional information becomes available.

	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total (MBOE)(a)
Total proved reserves at December 31, 2015	9,481.8	1,577.5	16,021.8	13,729.6
Extensions and discoveries(b)	—	—	—	—
Revisions of previous estimates(c)	(68.4)	1,058.1	5,843.1	1,963.6
Production	(1,781.2)	(178.3)	(3,567.1)	(2,554.0)

Total proved reserves at December 31, 2016	7,632.2	2,457.3	18,297.8	13,139.2
Extensions and discoveries(b)	268.4	14.9	198.3	316.4
Revisions of previous estimates(c)	1,378.9	(43.1)	6,677.7	2,448.7
Production	(1,856.8)	(315.6)	(3,030.1)	(2,677.4)

Total proved reserves at December 31, 2017	7,422.7	2,113.5	22,143.7	13,226.9
Extensions and discoveries(b)	760.7	28.9	289.9	837.9
Revisions of previous estimates(c)	1,748.8	1,084.2	6,868.5	3,977.7
Production	(1,348.4)	(210.3)	(2,035.7)	(1,898.0)

Total proved reserves at December 31, 2018	8,583.8	3,016.3	27,266.4	16,144.5

Total proved developed reserves as of:
December 31, 2016	6,017.6	1,552.1	11,644.6	9,510.5
December 31, 2017	5,776.1	1,372.7	14,217.9	9,518.5
December 31, 2018	6,335.2	1,829.4	16,539.4	10,921.2
Total proved undeveloped reserves as of:
December 31, 2016	1,614.6	905.2	6,653.2	3,628.7
December 31, 2017	1,646.6	740.8	7,925.8	3,708.4
December 31, 2018	2,248.6	1,186.9	10,727.0	5,223.3

(a)

BOE refers to barrel of oil equivalent. Barrel of oil equivalent is based on six MCF of natural gas to one barrel of oil or one barrel of NGL, which reflects an energy content equivalency and not a price or revenue equivalency.

(b)

Extensions and discoveries as of December 31, 2018 were attributable to extensions for the Diller Project. Extensions and discoveries as of December 31, 2017 were attributable to extensions for the Beta Project and to undeveloped proved reserves for the Caddis Project, which was a discovery in 2016.

(c)	Revisions of previous estimates were attributable to well performance.

Table IV — Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

Summarized in the following table is information for the Company with respect to the standardized measure of discounted future net cash flows relating to proved oil and gas reserves. Future cash inflows were determined based on average first-of-the-month pricing for the prior twelve month period. Future production and development costs are derived based on current costs assuming continuation of existing economic conditions.

	December 31,
	2018	2017	2016
	(in thousands)
Future cash inflows	$704,178	$404,556	$352,682
Future production costs	(131,657)	(118,357)	(130,523)
Future development costs	(50,297)	(48,229)	(64,229)

Future net cash flows	522,224	237,970	157,930
10% annual discount for estimated timing of cash flows	(146,613)	(53,255)	(24,345)

Standardized measure of discounted future net cash flows	$375,611	$184,715	$133,585

Table V — Changes in the Standardized Measure for Discounted Cash Flows

The changes in present values between years, which can be significant, reflect changes in estimated proved reserve quantities and prices and assumptions used in forecasting production volumes and costs.

	Year ended December 31,
	2018	2017	2016
	(in thousands)
Net change in sales and transfer prices and in production costs related to future production	$140,251	$69,216	$(83,328)
Sales and transfers of oil and gas produced during the period	(83,692)	(85,623)	(37,137)
Net change due to extensions, discoveries, and improved recovery	27,290	6,219	—
Changes in estimated future development costs	4,269	19,005	19,608
Net change due to revisions in quantities estimates	101,425	41,131	28,080
Accretion of discount	18,472	13,359	18,849
Other	(17,119)	(12,177)	(972)

Aggregate change in the standardized measure of discounted future net cash flows for the year	$190,896	$51,130	$(54,900)

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flow from or current value of, existing proved reserves as the computations are based on a number of estimates. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates and governmental control. Actual future prices and costs are likely to be substantially different from the current price and cost estimates utilized in the computation of reported amounts. Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitation inherent therein.

ILX HOLDINGS, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$29,772	$18,990
Production receivable	10,690	10,154
Due from affiliate (Note 2)	52	48
Derivative instrument assets	2,433	654
Other current assets	870	2,949

Total current assets	43,817	32,795

Salvage fund	15,982	13,514
Derivative instrument assets	491	—
Other assets	281	281
Investment in Delta House	1,974	1,974
Oil and gas properties:
Proved properties	266,578	259,821
Less: accumulated depletion and amortization	(162,059)	(140,843)

Total oil and gas properties, net	104,519	118,978

Total assets	$167,064	$167,542

Liabilities and Members’ Capital
Current liabilities:
Due to operator	$10,498	$5,900
Accrued expenses	1,318	1,307
Derivative instrument liabilities	815	—
Other current liabilities	208	57

Total current liabilities	12,839	7,264
Asset retirement obligations	5,549	5,362
Derivative instrument liabilities	58	307

Total liabilities	18,446	12,933

Commitments and contingencies (Note 6)
Members’ capital
Capital contributions	345,031	329,984
Distributions	(250,925)	(200,478)
Retained earnings	54,512	25,103

Total members’ capital	148,618	154,609

Total liabilities and members’ capital	$167,064	$167,542

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Revenue
Oil and gas revenue	$27,331	$34,571	$79,944	$70,495
Overriding royalty interest revenue	1,313	1,826	3,629	3,747
Other revenue	215	—	683	—

Total revenue	28,859	36,397	84,256	74,242

Expenses
Depletion and amortization	7,488	8,409	21,216	20,249
Operating expenses	9,040	6,109	29,753	14,657
Overhead reimbursement (management fees)(Note 4)	838	838	2,513	2,088
General and administrative expenses	169	185	560	542

Total expenses	17,535	15,541	54,042	37,536

Income from operations	11,324	20,856	30,214	36,706
Other income (loss)
Dividend income	134	64	436	159
Derivative instrument gain (loss), net	4,089	(6,488)	(1,241)	(21,133)
Other income	—	—	—	11

Total other income (loss)	4,223	(6,424)	(805)	(20,963)

Net income	$15,547	$14,432	$29,409	$15,743

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF

CHANGES IN MEMBERS’ CAPITAL

(in thousands)

Three months ended September 30, 2019
Balance, June 30, 2019	$142,071
Capital contributions	4,286
Distributions	(13,286)
Net income	15,547

Balance, September 30, 2019	$148,618

Nine months ended September 30, 2019
Balance, December 31, 2018	$154,609
Capital contributions	15,047
Distributions	(50,447)
Net income	29,409

Balance, September 30, 2019	$148,618

Three months ended September 30, 2018
Balance, June 30, 2018	$130,925
Capital contributions	8,243
Distributions	(15,243)
Net income	14,432

Balance, September 30, 2018	$138,357

Nine months ended September 30, 2018
Balance, December 31, 2017	$150,614
Capital contributions	11,631
Distributions	(39,631)
Net income	15,743

Balance, September 30, 2018	$138,357

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine months ended September 30,
	2019	2018
Cash flows from operating activities
Net income	$29,409	$15,743
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion and amortization	21,216	20,249
Accretion expense	267	240
Unrealized derivative instrument (gain) loss, net	(1,704)	10,311
Changes in assets and liabilities:
Increase in production receivable	(536)	(3,702)
Increase in due from affiliate	(4)	—
Decrease (increase) in other current assets and other assets	2,079	(11)
Increase in due to operator	4,072	729
Increase in accrued expenses	11	609
Increase in other current liabilities	151	885

Net cash provided by operating activities	54,961	45,053

Cash flows from investing activities
Capital expenditures for oil and gas properties	(8,070)	(9,846)
Reimbursement from operator for capital expenditures	1,759	—
Increase in salvage fund	(2,468)	(1,004)

Net cash used in investing activities	(8,779)	(10,850)

Cash flows from financing activities
Distributions	(35,400)	(28,000)

Net cash used in financing activities	(35,400)	(28,000)

Net increase in cash and cash equivalents	10,782	6,203
Cash and cash equivalents, beginning of period	18,990	17,107

Cash and cash equivalents, end of period	$29,772	$23,310

Supplemental disclosure of non-cash investing activities
Advances used for capital expenditures in oil and gas properties reclassified to proved properties	$—	$49

Due to operators for accrued capital expenditures for oil and gas properties	$3,059	$2,775

Supplemental disclosure of non-cash financing activities
Distributions recycled as capital contributions	$15,047	$11,631

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Company Structure

ILX Holdings, LLC (“ILX” or the “Company”), a Delaware limited liability company, was formed on July 27, 2010 and operates pursuant to the fourth amended and restated limited liability company agreement (the “LLC Agreement”) as of January 1, 2016 by and among Riverstone/Carlyle Global Energy and Power Fund IV (RW), L.P., a Delaware limited partnership, R/C Energy IV Ridgewood Partnership, L.P., a Delaware limited partnership, Riverstone Energy Coinvestment IV (U.S.), L.P., a Delaware limited partnership, and Carlyle Energy Coinvestment IV (U.S.), L.P., a Delaware limited partnership (each a “Member” and collectively, the “Members”). Pursuant to the LLC Agreement, the managing committee (the “Managing Committee”) of the Company has the power and authority to manage, direct and control the business, affairs and properties of the Company.

The Company entered into a participation agreement, as amended and restated on February 10, 2016, (the “Participation Agreement”) with Ridgewood Energy Corporation (“Ridgewood” or the “Manager”) to acquire certain interests in offshore Gulf of Mexico Federal oil and gas leases (the “ILX Leasehold Interests”) from and participate in joint exploration and development of such interests with, Ridgewood. Other than certain enumerated ILX Leasehold Interests, the Company is not required under the Participation Agreement to acquire from or make any investments with the Manager.

Ridgewood, ILX-Ridgewood I, LLC, an affiliate of the Manager, and the Company entered into a management services agreement, as amended and restated on February 10, 2016, (the “Management Services Agreement”) pursuant to which Ridgewood provides certain management, administrative and technical services to the Company in connection with the ILX Leasehold Interests and is paid overhead reimbursement (or management fee) for such services. The Management Services Agreement does not require Ridgewood to provide any services to, or give it any authority to make decisions for, the Company related to the Company’s governance or management issues, including, without limitation, the Company’s distributions of cash or property, issuance or sales of membership interests, tax management, liquidations or mergers, appointment of officers or managers, compensation benefits or other employee related matters, or changes to governing documents.

With respect to the ILX Leasehold Interests, the Manager locates potential projects, conducts due diligence, negotiates and completes the transactions subject to the approval of the Company’s Managing Committee. The Manager manages the ILX Leasehold Interests, including exploration and development of oil and gas prospects on such ILX Leasehold Interests and performs all customary management related responsibilities regarding the ILX Leasehold Interests. The Manager also manages contractual relations with unaffiliated custodians, depositories, accountants, attorneys, corporate fiduciaries, insurers, banks and others as required. See Notes 4 and 6.

Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in the opinion of management, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Company’s financial position, results of operations, changes in members’ capital and cash flows for the periods presented. The Company’s unaudited interim consolidated financial statements include the accounts of ILX and its subsidiaries. All intercompany balances and transactions have been eliminated. Unless otherwise specified or the context otherwise requires, all references in these notes to the Company or ILX are to ILX Holdings, LLC and its subsidiaries. These financial statements do not include all annual disclosures required by GAAP and these unaudited interim consolidated financial statements should be read in conjunction with the Company’s December 31, 2018 financial statements and notes thereto.

Use of Estimates

The preparation of unaudited interim consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited interim consolidated financial statements and the reported amounts of revenue and expense during the reporting period. On an ongoing basis, the Company reviews its estimates, including those related to the fair value of financial instruments, depletion and amortization, determination of proved reserves, impairment of long-lived assets and asset retirement obligations. Actual results may differ from those estimates.

Fair Value Measurements

The Company follows the accounting guidance for fair value measurement for measuring fair value of assets and liabilities in its consolidated financial statements. The fair value measurement guidance provides a hierarchy that prioritizes and defines the types of inputs used to measure fair value. The fair value hierarchy gives the highest priority to Level 1 inputs, which consist of unadjusted quoted prices for identical instruments in active markets. Level 2 inputs consist of quoted prices for similar instruments. Level 3 inputs are unobservable inputs and include situations where there is little, if any, market activity for the instrument; hence, these inputs have the lowest priority. The Company’s derivative instruments are recorded at fair value based on Level 2 inputs. See “Derivative Instruments” below and Note 5. “Derivative Instruments” for additional information. The Company also applies the provisions of the fair value measurement accounting guidance to its non-financial assets and liabilities, such as oil and gas properties and asset retirement obligations, on a non-recurring basis.

Cash and Cash Equivalents

All highly liquid investments with maturities, when purchased, of three months or less, are considered cash equivalents. These balances, as well as cash on hand, are included in “Cash and cash equivalents” on the consolidated balance sheets. As of September 30, 2019, the Company had no cash equivalents. At times, deposits may be in excess of federally insured limits, which are $250 thousand per insured financial institution. As of September 30, 2019, the Company’s bank balances, including salvage fund, which were maintained at Wells Fargo Bank, N.A, exceeded federally insured limits by $45.5 million.

Salvage Fund

The Company deposits cash in a separate account, or salvage fund, to provide for the dismantling and removal of production platforms and facilities and plugging and abandoning its oil and gas properties at the end of their useful lives in accordance with applicable federal and state laws and regulations. The salvage fund is expected to be funded through amounts withheld from operating income. There are no restrictions on withdrawals from the salvage fund.

Investment in Delta House

The Company has investments in Delta House Oil and Gas Lateral, LLC and Delta House FPS, LLC (collectively “Delta House”), legal entities that own interests in a deepwater floating production system operated by Murphy Exploration & Production Company—USA. The investment in Delta House is valued using the measurement alternative to record the investment at cost, less impairment and plus or minus subsequent adjustments for observable price changes with change in basis reported in current earnings. At each reporting period, the Company reviews its investment in Delta House to evaluate whether the investment is impaired. Losses on investments, including impairments, are classified as non-operating losses in the Company’s consolidated statements of operations. During the three and nine months ended September 30, 2019 and 2018, there were no impairments of the Company’s investment in Delta House.

Oil and Gas Properties

Through its consolidated wholly-owned subsidiaries, the Company invests in oil and gas properties, which are operated by unaffiliated entities that are responsible for drilling, administering and producing activities pursuant to the terms of the applicable operating agreements with working interest owners. The Company’s portion of exploration, drilling, operating and capital equipment expenditures is billed by operators.

Acquisition, exploration and development costs are accounted for using the successful efforts method. Costs of acquiring unproved and proved oil and natural gas leasehold acreage, including lease bonuses, brokers’ fees and other related costs are capitalized. Costs of drilling and equipping productive wells and related production facilities are capitalized. The costs of exploratory wells are capitalized pending determination of whether proved reserves have been found. If proved commercial reserves are not found, exploratory well costs are expensed as dry-hole costs. At times, the Company receives adjustments to certain projects from their respective operators upon review and audit of the projects’ costs. Annual lease rentals and exploration expenses are expensed as incurred. All costs related to production activity, transportation expense and workover efforts are expensed as incurred.

Once a property has been determined to be fully depleted or upon the sale, retirement or abandonment of a property, the cost and related accumulated depletion and amortization, if any, is eliminated from the property accounts, and the resultant gain or loss is recognized.

The Company may be required to advance its share of the estimated succeeding month’s expenditures to the operator for its oil and gas properties. As the costs are incurred, the advances are reclassified to proved properties.

The Company as well as other funds managed by the Manager that invested in the Beta Project elected not to participate in the drilling of the 8th well proposed by Walter Oil and Gas Corporation. As a result, the Company was due reimbursement for a portion of the cost relating to the slot on the Beta Project platform that was utilized by the other third-party working interest owners for the 8th well. On July 17, 2019, the Company and the other third-party working interest owners in the Beta Project agreed to a reimbursement to the Company of $1.8 million, which was recorded as a reduction to oil and gas properties on the consolidated balance sheet as of September 30, 2019 and presented as “Reimbursement from operator for capital expenditures” in the investing section of the Company’s consolidated statement of cash flows for the nine months ended September 30, 2019.

Overriding Royalty Interest (“ORRI”)

The Company has investments in the ORRIs of certain oil and natural gas properties. Such investments are included on the consolidated balance sheets as “Proved properties” within “Oil and gas properties”.

Accrued Expenses

Accrued expenses consist of the following:

	September 30, 2019	December 31, 2018
	(in thousands)
Accrued royalty	$854	$859
Accrued transportation expense	413	379
Accrued accounting and legal fees	51	69

	$1,318	$1,307

Asset Retirement Obligations

For oil and gas properties, there are obligations to perform removal and remediation activities when the properties are retired. Upon the determination that a property is either proved or dry, a retirement obligation is incurred. The Company recognizes the fair value of a liability for an asset retirement obligation in the period incurred. Plug and abandonment costs associated with unsuccessful projects are expensed as dry-hole costs. Annually, or more frequently if an event occurs that would dictate a change in assumptions or estimates underlying the obligations, the Company reassesses its asset retirement obligations to determine whether any revisions to the obligations are necessary. The Company maintains a salvage fund to provide for the funding of future asset retirement obligations.

Revenue Recognition

The Company recognizes oil and gas revenue from contracts with customers at the point when control of oil and natural gas is transferred to the customer at an amount that reflects the consideration the Company expects to be entitled to in accordance with Accounting Standard Codification 606 Revenue from Contracts with Customers (“ASC 606”). The Company’s revenue recognition policies, performance obligations and significant judgements in applying ASC 606 are described below.

Oil and Gas Revenue

Generally, the Company sells oil and natural gas under two types of agreements, which are common in the oil and gas industry. Natural gas liquid (“NGL”) sales are included within gas sales. The Company’s oil and natural gas generally are sold to its customers at prevailing market prices based on an index in which the prices are published, adjusted for pricing differentials, quality of oil and pipeline allowances.

In the first type of agreement, a netback agreement, the Company receives a price, net of pricing differentials as well as transportation expense incurred by the customer, and the Company records revenue at the wellhead at the net price received where control transfers to the customer. In the second type of agreement, the Company delivers oil and natural gas to the customer at a contractually agreed-upon delivery point where the customer takes control. The Company pays a third-party to transport the oil and natural gas and receives a specific market price from the customer net of pricing adjustments. The Company records the transportation expense within operating expenses in the consolidated statements of operations.

Under the Company’s natural gas processing contracts, the Company delivers natural gas to a midstream processing company at the inlet of the midstream processing company’s facility. The midstream processing company gathers and processes the natural gas and remits the proceeds to the Company for the sale of NGLs. In this type of arrangement, the Company evaluates whether it is the principal or agent in the transaction. The Company concluded that it is the principal and the ultimate third-party purchaser is the customer; therefore, the Company recognizes revenue on a gross basis, with transportation, gathering and processing fees recorded as an expense within operating expenses in the consolidated statements of operations.

In certain instances, the Company may elect to take its residue gas and NGLs in-kind at the tailgate of the midstream company’s processing plant and subsequently market such volumes. Through its marketing process, the Company delivers the residue gas and NGLs to the ultimate third-party customer at a contractually agreed-upon delivery point and receives a specified market price from the customer. In this arrangement, the Company recognizes revenue when control transfers to the customer at the delivery point based on the market price received from the customer. The transportation, gathering and processing fees are recorded as expense within operating expenses in the consolidated statements of operations.

The Company assesses the performance obligations promised in its oil and natural gas contracts based on each unit of oil and natural gas that will be transferred to its customer because each unit is capable of being distinct. The Company satisfies its performance obligation when control transfers at a point in time when its customer is able to direct the use of, and obtain substantially all of the benefits from, the oil and natural gas delivered. Under each of the Company’s oil and natural gas contracts, contract prices are variable and based on an index in which the prices are published, which fluctuate as a result of related industry variables, adjusted for pricing differentials, quality of the oil and pipeline allowances. The use of index-based pricing with predictable differentials reduces the level of uncertainty related to oil and gas prices. Additionally, any variable consideration is not constrained. Payments are received in the month following the oil and natural gas production month. Adjustments that occur after delivery, such as quality bank adjustments, are reflected in revenue in the month payments are received.

Transaction Price Allocated to Remaining Performance Obligations

Under the Company’s oil and natural gas contracts, each unit of oil and natural gas represents a separate performance obligation; therefore, future volumes are wholly unsatisfied and the transaction price related to the remaining performance obligations is the variable index-based price attributable to each unit of oil and natural gas that is transferred to the customer.

Contract Balances

The Company invoices customers once its performance obligations have been satisfied, at which point the payment is unconditional. Accordingly, the Company’s oil and natural gas contracts do not give rise to contract assets or liabilities under the new revenue standard. The receivables related to the Company’s oil and gas revenue are included within “Production receivable” on the consolidated balance sheets.

Other Revenue

Other revenue is generated from the Company’s production handling, gathering and operating services agreement with an affiliated entity and other third parties. The Company simply earns a fee for its services and recognizes these fees as revenue at the time its performance obligations are satisfied as the control of oil and natural gas is never transferred to the Company.

Prior Period Performance Obligations

The Company records oil and gas revenue in the month production is delivered to its customers. However, settlement statements for residue gas and NGLs sales may not be received for 30 to 60 days after the date production is delivered. As a result, the Company is required to estimate the amount of production delivered to the purchaser and the price that will be received for the sale of the residue gas and NGLs. The Company records the differences between its estimates and the actual amounts received in the month that the payment is received from the customer. The Company has an estimation process for revenue and related accruals, and any identified difference between its revenue estimates and actual revenue historically have not been significant. During each of the three and nine months ended September 30, 2019 and 2018, revenue recognized from performance obligations satisfied in previous periods was not significant.

Overriding Royalty Interest Revenue

Overriding royalty interest revenue is generated from the Company’s override interests in certain oil and natural gas properties. ORRI revenue is recognized at the net amount of proceeds to be received by the Company during the month in which production occurs and such proceeds are generally received by the Company within two to three months after the month in which production occurs. The Company is required to estimate the amount of ORRI revenue to be received based upon the Company’s ORRI interest. The Company records the difference between its estimates and the actual amounts received in the month that the payment is received from the producer. The Company has an estimation process for revenue and related accruals, and any identified difference between its ORRI revenue estimates and actual ORRI revenue historically has not been significant. The receivables related to the Company’s ORRI revenue are included within “Production receivable” on the consolidated balance sheets. During each of the three and nine months ended September 30, 2019 and 2018, there were no material ORRI revenue recognized in the current period from performance obligations satisfied in previous periods.

Derivative Instruments

The Company may periodically utilize derivative instruments to manage the commodity price risk inherent in its oil and natural gas production. Derivative instruments are carried on the consolidated balance sheets at fair value and recorded as either an asset or liability. Changes in the fair value of the derivative instruments are recorded in earnings unless specific hedge accounting criteria are met. At this time, the Company has elected not to use hedge accounting for its derivative instruments and, accordingly, the derivative instruments are marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The related cash flow impact of the derivative activities is reflected as cash flows from operating activities on the consolidated statements of cash flows. See Note 5. “Derivative Instruments” for additional information.

Impairment of Long-Lived Assets

The Company reviews the carrying value of its oil and gas properties for impairment whenever events and circumstances indicate that the recorded carrying value of its oil and gas properties may not be recoverable. Impairments are determined by comparing estimated future net undiscounted cash flows to the carrying value of the assets at the time of the review. If the carrying value exceeds the estimated future net undiscounted cash flows, the carrying value of the asset is written down to fair value, which is determined using valuation techniques that include both market and income approaches and use Level 3 inputs. The fair value determinations require considerable judgment and are sensitive to change. Different pricing assumptions, reserve estimates or discount rates could result in a different calculated impairment.

There were no impairments of oil and gas properties during each of the three and nine months ended September 30, 2019 and 2018. Fluctuations in oil and natural gas commodity prices may impact the fair value of the Company’s oil and gas properties. If oil and natural gas commodity prices decline, even if only for a short period of time, it is possible that impairments of oil and gas properties will occur.

Depletion and Amortization

Depletion and amortization of the cost of proved oil and gas properties and investments in ORRIs are calculated using the units-of-production method. Proved developed reserves are used as the base for depleting capitalized costs associated with successful exploratory well costs, development costs and related facilities, other than offshore platforms. The sum of proved developed and proved undeveloped reserves is used as the base for depleting or amortizing leasehold acquisition costs, costs to construct offshore platform and associated asset retirement costs, and investments in ORRIs.

Income Taxes

No provision is made for income taxes in the consolidated financial statements. The Company is a limited liability company, and as such, the Company’s income or loss is passed through and included in the tax returns of the Company’s Members. The Company files U.S. Federal and State tax returns and the 2016 through 2018 tax returns remain open for examination by tax authorities.

Income and Expense Allocation

Profits and losses are allocated to the Members in accordance with the LLC Agreement.

Recent Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued accounting guidance on measurement of credit losses, which introduces, among other things, a new expected loss impairment model that applies to most financial assets measured at amortized cost and certain other instruments including trade and other receivables and other financial assets. Under the new accounting guidance, entities are required to estimate expected credit loss over the life of financial assets and record an allowance against the asset’s amortized cost basis to present the financial asset at the amount expected to be collected. The estimate of expected credit losses will require entities to incorporate considerations of historical information, current information and reasonable and supportable forecasts. The FASB subsequently issued codification improvements and targeted transition relief to the accounting guidance in November 2018, April 2019, May 2019 and November 2019. The accounting guidance and subsequent updates are effective for the Company in the first quarter of 2023 with early adoption permitted. The Company will elect to early adopt this accounting guidance and related updates effective January 1, 2020. The adoption of this accounting guidance and related updates is not expected to have a material impact on the Company’s financial statements.

In February 2016, the FASB issued accounting guidance on leases as amended on January 2018 and July 2018, which requires an entity to recognize all lease assets and liabilities with a term greater than one year on the consolidated balance sheet, disclose key quantitative and qualitative information about leasing arrangements, and permits an entity not to evaluate existing or expired land easements that were not previously assessed under the existing lease guidance. The accounting guidance does not apply to leases of mineral rights to explore for or use of oil and natural gas. In November 2019, the FASB issued an amendment to the adoption effective date of the new lease standard. The new lease standard is effective for the Company beginning with the fiscal year ending December 31, 2021 with early adoption permitted. Although the Company, as a non-operator, does not enter into lease agreements to support its operations, the Company is in the process of completing its evaluation of existing contracts that may have a lease impact and embedded lease features to determine the contracts to which the new guidance applies. The Company will continue the evaluation of the provisions of this accounting guidance, as well as new or emerging interpretations, through the date of adoption. The Company will early adopt the new lease standard and related updates, which is currently expected to be the fiscal year ending December 31, 2019.

2. Related Party Transaction

The Company and other third-party working interest owners in the Beta Project (collectively, the “Beta Project Owners”) are parties to a production handling, gathering and operating services agreement (“PHA”) with ILX Prospect Claiborne, LLC, a wholly-owned subsidiary of ILX Holdings II, LLC (“ILX II”) and other third-party working interest owners in the Claiborne Project (collectively, the “Producers”), whereby the Beta Project Owners will provide services related to the production handling and delivery of oil and natural gas production from the Claiborne Project via their owned Beta Project production facility. ILX II is an affiliated entity with the Company. The PHA was effective on December 12, 2016 and will continue in effect unless terminated by default, the Beta Project Owners or the Producers pursuant to the terms of the PHA (as amended on February 10, 2017, March 9, 2017, September 19, 2018, November 30, 2018 and December 1, 2018). Under the terms of the PHA, the Producers have agreed to pay the Beta Project Owners a fixed production handling fee for each barrel of oil and mcf of natural gas processed through the Beta Project production facility.

During the three and nine months ended September 30, 2019, the Company earned $54 thousand and $0.2 million, respectively, representing its proportionate share of the production handling fees earned from ILX II, which is included within “Other revenue” on the Company’s consolidated statements of operations. There were no such amounts recorded during the three and nine months ended September 30, 2018. As of September 30, 2019 and December 31, 2018, the Company’s receivables of $0.1 million and $48 thousand, respectively, related to the Company’s proportionate share of revenue from ILX II are included within “Due from affiliate” on the Company’s consolidated balance sheets. The transactions are settled by issuance of a non-cash credit from the Beta Project operator to the Company on behalf of the Producers when the operator performs the joint interest billing of the lease operating expenses due from the Company.

At times, short-term payables and receivables, which do not bear interest, arise from transactions with affiliates in the ordinary course of business.

3. Members’ Capital and Distributions

Capital Contribution

Pursuant to the LLC Agreement, the Members may make capital contributions to the Company from time to time but will not be required to make any capital contributions. Additionally, certain distributable cash may be retained by the Company and recycled as capital contributions. Such amounts, as well as additional capital contributions, may be required to provide for the additional development costs for the Company’s projects. See Note 6. “Commitments and Contingencies” for additional information.

As of September 30, 2019, capital contributions totaled $345.0 million, which include $15.0 million of distributions that were recycled as capital contributions during the nine months ended September 30, 2019.

Distributions

The Management Services Agreement requires that upon final determination of the amount of available cash as of the end of each calendar month, the Manager should promptly distribute such distributable cash. In accordance with the Management Services Agreement, distributions, if any, will be paid to the Company’s Members until such Members have received a return equal to the (i) capital investment in all of the ILX Leasehold Interests, plus (ii) the total of all management fees paid, plus (iii) a preferred eight percent compounded annual return on the amounts in (i) and (ii). Once the preferred return is received, ILX-Ridgewood I, LLC will be entitled to twenty percent of the Company’s distributions, payable monthly. During the nine months ended September 30, 2019 and 2018, distributions to the Company’s Members of $15.0 million and $11.6 million, respectively, were recycled as capital contributions to the Company.

Ridgewood Profit Participation

The Management Services Agreement provides that ILX-Ridgewood I, LLC is entitled to a share of the Company’s distributions only after certain conditions have been met. As of September 30, 2019, such conditions have not been met. See “Distributions” above for additional information.

4. Overhead Reimbursement (Management Fees)

The Management Services Agreement provides that the Manager render management, administrative and technical services, for which it receives an annual overhead reimbursement (or management fee), payable quarterly. During the three and nine months ended September 30, 2019, overhead reimbursement was $0.8 million and $2.5 million, respectively. During the three and nine months ended September 30, 2018, overhead reimbursement was $0.8 million and $2.1 million, respectively.

5. Derivative Instruments

The Company entered into fixed price swap contracts (“Swap”) with BP Energy Company and Shell Trading Risk Management LLC in October 2017, effective October 1, 2017 through December 31, 2020 and November 1, 2017 through December 31, 2020, respectively, and with Shell Trading Risk Management LLC in April 2019, effective May 1, 2019 through December 31, 2020 (collectively, the “Counterparties”), to hedge the Company’s exposure to commodity price fluctuations on a portion of oil production from the Company’s producing projects. The Company has elected not to use hedge accounting for its Swap and consequently, the Swap is marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The estimated fair value of the Swap is based upon closing exchange prices for Louisiana Light Sweet Crude Oil available from Argus Media Group (“Argus LLS”). The Company has exposure to credit risk to the extent the derivative instrument counterparty is unable to satisfy its settlement commitment. The Company actively monitors the creditworthiness of each counterparty and assesses the impact, if any, on its derivative positions.

The Swap is carried at its fair value on the consolidated balance sheets and the assets and liabilities are netted where derivatives with both gain and loss positions are held by a single counterparty with the same current and noncurrent classification, and where the Company has master netting arrangements. The master netting arrangements allow for set-off that may be exercised in the event of default and provides for contract termination and net settlement. The Company determines the current and noncurrent classification of the Swap based on the timing of expected settlement of individual trades. The Swap is settled based upon reported prices on Argus LLS.

As of September 30, 2019, the Company had outstanding positions under the Swap as detailed in the following table.

Production Period	Index	Volume in barrels	Weighted Average Fixed Price Swap per barrel	Estimated Fair Value
				(in thousands)
Assets:
October 1, 2019 to September 30, 2020	Argus LLS	336,250	$58.05	$2,433
October 1, 2020 to December 31, 2020		62,100	$57.00	$491
Liabilities:
October 1, 2019 to September 30, 2020	Argus LLS	272,850	$58.05	$815
October 1, 2020 to December 31, 2020		54,000	$57.00	$58

The following tables presents the fair value and classification of the outstanding positions under the Swap on the Company’s consolidated balance sheets as of September 30, 2019 and December 31, 2018 on a gross basis and after same-counterparty netting:

	September 30, 2019
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current assets:
Derivative instrument assets	$2,433	$—	$2,433
Non-current assets:
Derivative instrument assets	$491	—	$491
Current liabilities:
Derivative instrument liabilities	$815	$—	$815
Non-current liabilities:
Derivative instrument liabilities	$58	$—	$58

	December 31, 2018
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current assets:
Derivative instrument assets	$654	$—	$654
Non-current liabilities:
Derivative instrument liabilities	$307	$—	$307

None of the Company’s derivative instruments have been designated as hedges. As such, all changes in fair value are immediately recognized in earnings. The following table summarizes the realized and unrealized gains and losses on derivative instruments, which are included on the Company’s consolidated statements of operations under the caption “Derivative instrument gain (loss), net”.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Unrealized gain (loss) on derivative instruments, net	$4,204	$(2,508)	$1,704	$(10,311)
Realized loss on derivative instruments, net	(115)	(3,980)	(2,945)	(10,822)

Derivative instrument gain (loss), net	$4,089	$(6,488)	$(1,241)	$(21,133)

6. Commitments and Contingencies

Funding Commitment

Pursuant to the Participation Agreement, the Company had provided for initial funding commitment up to $225.0 million, which represented the cost estimates to fund the initial exploration operations of its ILX Leasehold Interests, as initially budgeted. As of September 30, 2019, there was no unfunded funding commitment. The additional estimated capital expenditures required for future development of the ILX Leasehold Interests are expected to be funded from cash flow from operations. See additional information in “Capital Commitments”.

Capital Commitments

As of September 30, 2019, the Company’s estimated capital commitments related to its oil and gas properties were $53.7 million (which include asset retirement obligations for the Company’s projects of $16.8 million), of which $17.6 million is expected to be spent during the next twelve months. Based upon its current cash position and its current reserve estimates, the Company expects cash flows from operations to be sufficient to cover its commitments and ongoing operations. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgment, and are subject to frequent revision.

Environmental and Governmental Regulations

Many aspects of the oil and gas industry are subject to federal, state and local environmental laws and regulations. The Manager and operators of the Company’s properties are continually taking action they believe appropriate to satisfy applicable federal, state and local environmental regulations. However, due to the significant public and governmental interest in environmental matters related to those activities, the Manager cannot predict the effects of possible future legislation, rule changes, or governmental or private claims. As of September 30, 2019 and December 31, 2018, there were no known environmental contingencies that required adjustment to, or disclosure in, the Company’s consolidated financial statements.

Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. Any such future laws and regulations could result in increased compliance costs or additional operating restrictions, which could have a material adverse effect on the Company’s operating results and cash flows. It is not possible at this time to predict whether such legislation or regulation, if proposed, will be adopted as initially written, if at all, or how legislation or new regulation that may be adopted would impact the Company’s business.

Neidermeyer Project Incident

In October 2017, the Neidermeyer Project was shut-in due to a leak in a subsea flowline caused by a fracture in a jumper pipe associated with one of the project’s wells. The incident resulted in an oil spill, however through the operator’s coordinated efforts with the Bureau of Safety and Environment Enforcement (“BSEE”), it was confirmed that the oil spill was fully contained. Further, it was determined that any oil released would dissipate and biodegrade, thus requiring no clean-up other than for spill mitigation and incident response activities.

The Company has considered its potential for liabilities related to penalties and fines under the Clean Water Act and from BSEE and has concluded that a reasonable estimate of penalties and fines cannot be made at this time. Although, the Company’s liability assessment was based on the application of relevant GAAP to currently available facts surrounding the incident, it is reasonably possible that the Company may be required to recognize a liability for penalties, fines and third-party damages or claims in the future, as additional facts become known, which could be material to the Company’s consolidated financial statements.

BOEM Notice to Lessees on Supplemental Bonding

On July 14, 2016, the Bureau of Ocean Energy Management (“BOEM”) issued a Notice to Lessees (“NTL”) that discontinued and materially replaced existing policies and procedures regarding financial security (i.e. supplemental bonding) for decommissioning obligations of lessees of federal oil and gas leases and owners of pipeline rights-of-way, rights-of use and easements on the Outer Continental Shelf (“Lessees”). Generally, the NTL (i) ended the practice of excusing Lessees from providing such additional security where co-lessees had sufficient financial strength to meet such decommissioning obligations, (ii) established new criteria for determining financial strength and additional security requirements of such Lessees, (iii) provided acceptable forms of such additional security and (iv) replaced the waiver system with one of self-insurance. The rule became effective as of September 12, 2016; however on January 6, 2017, the BOEM announced that it was suspending the implementation timeline for six months in certain circumstances. On June 22, 2017, the BOEM announced that the implementation timeline extension will remain in effect pending the completion of its review of the NTL. As of September 30, 2019, the BOEM has not completed its review nor has the NTL been enforced. The impact of the NTL, if enforced without change or amendment, may require the Company to fully secure all of its potential abandonment liabilities to the BOEM’s satisfaction using one or more of the enumerated methods for doing so. Potentially this could increase costs to the Company if the Company is required to obtain additional supplemental bonding, fund escrow accounts or obtain letters of credit.

Insurance Coverage

The Company is subject to all risks inherent in the oil and natural gas business. Insurance coverage as is customary for entities engaged in similar operations is maintained, but losses may occur from uninsurable risks or amounts in excess of existing insurance coverage. The occurrence of an event that is not insured or not fully insured could have a material adverse impact upon earnings and financial position. Moreover, insurance is obtained as a package covering all of the entities managed by the Manager. Depending on the extent, nature and payment of claims made by the Company or other entities managed by the Manager, yearly insurance coverage may be exhausted and become insufficient to cover a claim by the Company in a given year.

7. Subsequent Events

The Company has assessed the impact of subsequent events through the issuance of the unaudited interim consolidated financial statements on January 29, 2020 and has concluded that, other than as discussed below, there were no such events that require adjustment to, or disclosure in, the unaudited interim consolidated financial statements.

On December 10, 2019, the Company entered into a purchase and sale agreement (the “PSA”) to sell the Company’s working interests in all of its producing oil and gas properties, primary term acreage and prospects to Talos Production, Inc. (the “Buyer”) for an unadjusted purchase price of $286.0 million, subject to purchase price and customary post-closing adjustments. The unadjusted purchase price consisted of $173.3 million in cash and 4,960,000 shares of common stock of the Buyer’s parent company. Pursuant to the PSA, the sale excluded certain properties, financial instruments and working capital of the Company. The sale is expected to close in first quarter 2020.

On January 10, 2020, the Company terminated its Swap with BP Energy Company (“BP”) and Shell Trading Risk Management LLC (“Shell”) by making payment of $2.3 million to BP and receiving payment of $10 thousand from Shell. There is no Swap currently outstanding as a result of these terminations.

INDEPENDENT AUDITORS’ REPORT

To ILX Holdings II, LLC and Subsidiaries:

We have audited the accompanying consolidated financial statements of ILX Holdings II, LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in members’ capital, and cash flows for the three years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements.

Management’s Responsibility for the consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ILX Holdings II, LLC and its subsidiaries as of December 31, 2018 and 2017, and the results of their operations, changes in their members’ capital and cash flows for the three years ended December 31, 2018, 2017 and 2016 in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Accounting principles generally accepted in the United States of America require that the Supplemental Oil, Natural Gas, and NGL Information be presented to supplement the consolidated financial statements. Such information, although not a part of the financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the consolidated financial statements, and other knowledge we obtained during our audits of the consolidated financial statements. We do not express an opinion or provide any assurance on the supplemental information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.

/s/ Deloitte & Touche LLP

Parsippany, NJ

April 8, 2019

ILX HOLDINGS II, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$33,554	$33,313
Production receivable	12,354	8,455
Derivative instrument assets	375	—
Other current assets	4,469	5,793

Total current assets	50,752	47,561
Salvage fund	13,065	7,656
Other assets	11,081	14,583
Oil and gas properties:
Advances to operators for working interests and expenditures	177	457
Unproved properties	89,498	159,715
Proved properties	581,801	460,023
Less: accumulated depletion and amortization	(254,927)	(159,986)

Total oil and gas properties, net	416,549	460,209

Total assets	$491,447	$530,009

Liabilities and Members’ Capital
Current liabilities:
Due to operator	$8,407	$4,812
Due to affiliate (Note 8)	11	—
Accrued expenses	1,382	784
Derivative instrument liabilities	—	5,081
Other current liabilities	60	473

Total current liabilities	9,860	11,150
Asset retirement obligations	16,353	15,588
Derivative instrument liabilities	274	2,957

Total liabilities	26,487	29,695

Commitments and contingencies (Note 9)
Members’ capital
Capital contributions	891,616	841,796
Distributions	(224,185)	(149,365)
Accumulated deficit	(202,471)	(192,117)

Total members’ capital	464,960	500,314

Total liabilities and members’ capital	$491,447	$530,009

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Year ended December 31,
	2018	2017	2016
Revenue
Oil and gas revenue	$118,260	$79,906	$46,229
Expenses
Depletion and amortization	85,235	71,256	43,273
Dry-hole costs	(197)	(1,067)	16,203
Impairment of oil and gas properties	9,706	39,294	—
Operating expenses	26,423	22,685	19,999
Management fees (Note 6)	2,925	2,500	5,000
General and administrative expenses	1,339	1,496	1,411

Total expenses	125,431	136,164	85,886

Loss from operations	(7,171)	(56,258)	(39,657)
Other (loss) income
Other income	—	34	—
Derivative instrument loss, net	(263)	(9,055)	—
Interest expense	(2,920)	(1,460)	—

Total other loss	(3,183)	(10,481)	—

Net loss	$(10,354)	$(66,739)	$(39,657)

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES

IN MEMBERS’ CAPITAL

(in thousands)

Year ended December 31, 2018
Balance, January 1, 2016	$413,783
Capital contributions	188,739
Distributions	(22,246)
Net loss	(39,657)

Balance, December 31, 2016	540,619
Capital contributions	76,813
Distributions	(50,379)
Net loss	(66,739)

Balance, December 31, 2017	500,314
Capital contributions	49,820
Distributions	(74,820)
Net loss	(10,354)

Balance, December 31, 2018	$464,960

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net loss	$(10,354)	$(66,739)	$(39,657)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depletion and amortization	85,235	71,256	43,273
Dry-hole costs	(197)	(1,067)	16,203
Amortization of deferred financing costs	891	446	—
Impairment of oil and gas properties	9,706	39,294	—
Amortization of prepaid production handling fees	2,718	1,352	—
Accretion expense	1,289	1,283	1,197
Unrealized derivative instrument (gain) loss, net	(8,139)	8,038	—
Changes in assets and liabilities:
Increase in production receivable	(3,899)	(1,486)	(3,752)
Decrease (increase) in other current assets and other assets	183	90	(1,394)
Increase (decrease) in due to operator	3,202	(938)	2,159
Increase in due to affiliate	11	—	—
Increase in accrued expenses	598	604	179
(Decrease) increase in other current liabilities	(413)	473	—

Net cash provided by operating activities	80,831	52,606	18,208

Cash flows from investing activities:
Payments to operators for working interests and expenditures	(177)	(229)	(3,623)
Capital expenditures for oil and gas properties	(51,427)	(51,861)	(179,710)
Proceeds from insurance recovery	1,423	—	—
Increase in salvage fund	(5,409)	(5,143)	(2,513)

Net cash used in investing activities	(55,590)	(57,233)	(185,846)

Cash flows from financing activities:
Contributions from members	—	26,434	166,493
Debt acquisition costs	—	(5,347)	—
Distributions	(25,000)	—	—

Net cash (used in) provided by financing activities	(25,000)	21,087	166,493

Net increase (decrease) in cash and cash equivalents	241	16,460	(1,145)
Cash and cash equivalents, beginning of year	33,313	16,853	17,998

Cash and cash equivalents, end of year	$33,554	$33,313	$16,853

Supplemental disclosure of non-cash investing activities
Advances used for capital expenditures in oil and gas properties reclassified to unproved properties and proved properties	$457	$3,395	$9,581

Due to operators for accrued capital expenditures for oil and gas properties	$1,633	$1,240	$6,653

Conveyance of overriding royalty interest in oil and gas properties at fair value	$—	$14,024	$—

Supplemental disclosure of non-cash financing activities
Distributions recycled as capital contributions	$49,820	$50,379	$22,246

The accompanying notes are an integral part of these consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Company Structure

ILX Holdings II, LLC (“ILX II” or the “Company”), a Delaware limited liability company, was formed on January 16, 2013 and operated pursuant to the amended and restated limited liability company agreement (the “LLC Agreement”) as of January 1, 2016 by and among Riverstone Global Energy and Power Fund V (RW II), L.P., a Delaware limited partnership, Riverstone Energy V Ridgewood Partnership, L.P., a Delaware limited partnership, and Riverstone Energy Coinvestment V (U.S.), L.P., a Delaware limited partnership (each a “Member” and collectively, the “Former Members”). On April 26, 2017, the Company amended and restated the LLC Agreement (the “Amended and Restated LLC Agreement”) whereby the Former Members entered into a contribution agreement to contribute their entire interests in the Company to a new aggregator partnership, Riverstone V Ridgewood II Partnership, L.P. (“Riverstone V” or “Member”) and the Former Members withdrew as members of the Company. Pursuant to the LLC Agreement, the managing committee (the “Managing Committee”) of the Company has the power and authority to manage, direct and control the business, affairs and properties of the Company.

The Company entered into a participation agreement, as amended and restated on February 10, 2016, (the “Participation Agreement”) with Ridgewood Energy Corporation (“Ridgewood” or the “Manager”) to acquire certain interests in offshore Gulf of Mexico Federal oil and gas leases (the “ILX II Leasehold Interests”) from and participate in joint exploration and development of such interests with, Ridgewood. Other than certain enumerated ILX II Leasehold Interests, the Company is not required under the Participation Agreement to acquire from or make any investments with the Manager.

Ridgewood, ILX-Ridgewood II, LLC, an affiliate of the Manager, and the Company entered into a management services agreement, as amended and restated on February 10, 2016, (the “Management Services Agreement”) pursuant to which Ridgewood provides certain management, administrative and technical services to the Company in connection with the ILX II Leasehold Interests and is paid a management fee for such services. The Management Services Agreement does not require Ridgewood to provide any services to, or give it any authority to make decisions for, the Company related to the Company’s governance or management issues, including, without limitation, the Company’s distributions of cash or property, issuance or sales of membership interests, tax management, liquidations or mergers, appointment of officers or managers, compensation benefits or other employee related matters, or changes to governing documents.

With respect to the ILX II Leasehold Interests, the Manager locates potential projects, conducts due diligence, negotiates and completes the transactions subject to the approval of the Company’s Managing Committee. The Manager manages the ILX II Leasehold Interests, including exploration and development of oil and gas prospects on such ILX II Leasehold Interests and performs all customary management related responsibilities regarding the ILX II Leasehold Interests. The Manager also manages contractual relations with unaffiliated custodians, depositories, accountants, attorneys, corporate fiduciaries, insurers, banks and others as required. See Notes 4, 6 and 9.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s consolidated financial statements include the accounts of ILX II and its subsidiaries. All intercompany balances and transactions have been eliminated. Unless otherwise specified or the context otherwise requires, all references in these notes to the Company or ILX II are to ILX Holdings II, LLC and its subsidiaries.

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expense during the reporting period. On an ongoing basis, the Company reviews its estimates, including those related to the fair value of financial instruments, depletion and amortization, determination of proved reserves, impairment of long-lived assets and asset retirement obligations. Actual results may differ from those estimates.

Fair Value Measurements

The Company follows the accounting guidance for fair value measurement for measuring fair value of assets and liabilities in its consolidated financial statements. The fair value measurement guidance provides a hierarchy that prioritizes and defines the types of inputs used to measure fair value. The fair value hierarchy gives the highest priority to Level 1 inputs, which consist of unadjusted quoted prices for identical instruments in active markets. Level 2 inputs consist of quoted prices for similar instruments. Level 3 inputs are unobservable inputs and include situations where there is little, if any, market activity for the instrument; hence, these inputs have the lowest priority.

The Company’s derivative instruments are recorded at fair value based on Level 2 inputs. See “Derivative Instruments” below and Note 7. “Derivative Instruments” for additional information. The Company also applies the provisions of the fair value measurement accounting guidance to its non-financial assets and liabilities, such as unamortized prepaid handling fees, which were included in “Other current assets” and “Other assets”, oil and gas properties and asset retirement obligations, on a non-recurring basis.

Cash and Cash Equivalents

All highly liquid investments with maturities, when purchased, of three months or less, are considered cash equivalents. These balances, as well as cash on hand, are included in “Cash and cash equivalents” on the consolidated balance sheets. As of December 31, 2018, the Company had no cash equivalents. At times, deposits may be in excess of federally insured limits, which are $250 thousand per insured financial institution. As of December 31, 2018, the Company’s bank balances, including salvage fund, which were maintained at Wells Fargo Bank, N.A exceeded federally insured limits by $46.4 million.

Salvage Fund

The Company deposits cash in a separate account, or salvage fund, to provide for the dismantling and removal of production platforms and facilities and plugging and abandoning its oil and gas properties at the end of their useful lives in accordance with applicable federal and state laws and regulations. The salvage fund is expected to be funded through amounts withheld from operating income. There are no restrictions on withdrawals from the salvage fund.

Deferred Financing Costs

Deferred financing costs include lender fees and other costs of acquiring debt. These costs are deferred and amortized over the term of the debt period or until the redemption of the debt. During the period of asset construction, amortization expense, as a component of interest, is capitalized and included on the consolidated balance sheets within “Oil and gas properties”. See Note 4. “Senior Secured Project Finance Term Loan” for additional information.

Oil and Gas Properties

Through its consolidated wholly-owned subsidiaries, the Company invests in oil and gas properties, which are operated by unaffiliated entities that are responsible for drilling, administering and producing activities pursuant to the terms of the applicable operating agreements with working interest owners. The Company’s portion of exploration, drilling, operating and capital equipment expenditures is billed by operators.

Acquisition, exploration and development costs are accounted for using the successful efforts method. Exploration costs, such as exploratory geological and geophysical costs, delay rentals, annual lease rentals and exploration overhead are expensed as incurred. Costs of acquiring unproved and proved oil and natural gas leasehold acreage, including lease bonuses, brokers’ fees and other related costs are capitalized. The costs of exploratory wells are capitalized or suspended, pending determination of whether proved commercial reserves have been found. This determination may take longer than one year depending on, among other things, whether the well has found a sufficient quantity of reserves to justify its completion as a producing well and where the Company is making sufficient progress assessing the reserves and the economic and operating viability of the project. If proved commercial reserves are not found, suspended exploratory well costs are expensed as dry-hole costs. Costs of drilling and equipping developmental wells and related production facilities are capitalized.

At times, the Company receives adjustments to certain projects from their respective operators upon review and audit of the projects’ costs. All costs related to production activity, transportation expense and workover efforts are expensed as incurred.

Once a property has been determined to be fully depleted or upon the sale, retirement or abandonment of a property, the cost and related accumulated depletion and amortization, if any, is eliminated from the property accounts, and the resultant gain or loss is recognized.

The Company may be required to advance its share of the estimated succeeding month’s expenditures to the operator for its oil and gas properties. As the costs are incurred, the advances are reclassified to unproved properties or proved properties.

Accrued Expenses

Accrued expenses consist of the following:

	December 31,
	2018	2017
	(in thousands)
Accrued royalty	$976	$596
Accrued transportation expense	334	77
Accrued accounting and legal fees	66	66
Other accrued expenses	6	45

	$1,382	$784

Asset Retirement Obligations

For oil and gas properties, there are obligations to perform removal and remediation activities when the properties are retired. Upon the determination that a property is either proved or dry, a retirement obligation is incurred. The Company recognizes the fair value of a liability for an asset retirement obligation in the period incurred. Plug and abandonment costs associated with unsuccessful projects are expensed as dry-hole costs. Annually, or more frequently if an event occurs that would dictate a change in assumptions or estimates underlying the obligations, the Company reassesses its asset retirement obligations to determine whether any revisions to the obligations are necessary. The Company maintains a salvage fund to provide for the funding of future asset retirement obligations. The following table presents changes in asset retirement obligations during the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017
	(in thousands)
Balance, beginning of year	$15,588	$18,043
Liabilities incurred	3,556	1,328
Accretion expense	1,289	1,283
Revision of estimates	(4,080)	(5,066)

Balance, end of year	$16,353	$15,588

Accretion expense is included in the consolidated statements of operations within “Operating expenses”.

Revenue Recognition

The Company adopted the new revenue standard on January 1, 2018 using the modified retrospective method for all new contracts entered into after January 1, 2018 and all existing contracts for which revenues have not been recognized under the previous revenue guidance as of December 31, 2017. Although the Company did not identify changes to its revenue recognition that resulted in a cumulative adjustment to retained earnings on January 1, 2018, the adoption of the accounting guidance resulted in enhanced disclosures related to revenue recognition policies, the Company’s performance obligations and significant judgments used in applying the new revenue standard as described below.

Revenue from Contracts with Customers

Oil and gas revenues are recognized at the point when control of oil and natural gas is transferred to the customers. Natural gas liquid (“NGL”) sales are included within gas sales. The Company’s oil and natural gas generally are sold to its customers at prevailing market prices based on an index in which the prices are published, adjusted for pricing differentials, quality of the oil and pipeline allowances.

Oil and Gas Revenue

Generally, the Company sells oil and natural gas under two types of agreements, which are common in the oil and gas industry. In the first type of agreement, a netback agreement, the Company receives a price, net of pricing differentials as well as transportation expense incurred by the customer, and the Company records revenue at the wellhead at the net price received where control transfers to the customer. In the second type of agreement, the Company delivers oil and natural gas to the customer at a contractually agreed-upon delivery point where the customer takes control. The Company pays a third-party to transport the oil and natural gas and receives a specific market price from the customer net of pricing adjustments. The Company records the transportation expense within operating expenses in the consolidated statements of operations.

Under the Company’s natural gas processing contracts, the Company delivers natural gas to a midstream processing company at the inlet of the midstream processing company’s facility. The midstream processing company gathers and processes the natural gas and remits the proceeds to the Company for the sale of NGLs. In this type of arrangement, the Company evaluates whether it is the principal or agent in the transaction. The Company concluded that it is the principal and the ultimate third-party purchaser is the customer; therefore, the Company recognizes revenue on a gross basis, with transportation, gathering and processing fees recorded as an expense within operating expenses in the consolidated statements of operations.

In certain instances, the Company may elect to take its residue gas and NGLs in-kind at the tailgate of the midstream company’s processing plant and subsequently market such volumes. Through its marketing process, the Company delivers the residue gas and NGLs to the ultimate third-party customer at a contractually agreed-upon delivery point and receives a specified market price from the customer. In this arrangement, the Company recognizes revenue when control transfers to the customer at the delivery point based on the market price received from the customer. The transportation, gathering and processing fees are recorded as expense within operating expenses in the consolidated statements of operations.

The Company assesses the performance obligations promised in its oil and natural gas contracts based on each unit of oil and natural gas that will be transferred to its customer because each unit is capable of being distinct. The Company satisfies its performance obligation when control transfers at a point in time when its customer is able to direct the use of, and obtain substantially all of the benefits from, the oil and natural gas delivered. Under each of the Company’s oil and natural gas contracts, contract prices are variable and based on an index in which the prices are published, which fluctuate as a result of related industry variables, adjusted for pricing differentials, quality of the oil and pipeline allowances. The use of index-based pricing with predictable differentials reduces the level of uncertainty related to oil and gas prices. Additionally, any variable consideration is not constrained. Payments are received in the month following the oil and natural gas production month. Adjustments that occur after delivery, such as quality bank adjustments, are reflected in revenue in the month payments are received.

Transaction Price Allocated to Remaining Performance Obligations

Under the Company’s oil and natural gas contracts, each unit of oil and natural gas represents a separate performance obligation; therefore, future volumes are wholly unsatisfied and the transaction price related to the remaining performance obligations is the variable index-based price attributable to each unit of oil and natural gas that is transferred to the customer.

Contract Balances

The Company invoices customers once its performance obligations have been satisfied, at which point the payment is unconditional. Accordingly, the Company’s oil and natural gas contracts do not give rise to contract assets or liabilities under the new revenue standard. The receivables related to the Company’s oil and gas revenue are included within “Production receivable” on the consolidated balance sheets.

Prior Period Performance Obligations

The Company records oil and gas revenue in the month production is delivered to its customers. However, settlement statements for residue gas and NGLs sales may not be received for 30 to 60 days after the date production is delivered. As a result, the Company is required to estimate the amount of production delivered to the purchaser and the price that will be received for the sale of the residue gas and NGLs. The Company records the differences between its estimates and the actual amounts received in the month that the payment is received from the customer. The Company has an estimation process for revenue and related accruals, and any identified difference between its revenue estimates and actual revenue historically have not been significant. During the years ended December 31, 2018, 2017 and 2016, revenue recognized from performance obligations satisfied in previous periods was not significant.

Derivative Instruments

The Company may periodically utilize derivative instruments to manage the commodity price risk inherent in its oil and natural gas production. Derivative instruments are carried on the consolidated balance sheets at fair value and recorded as either an asset or liability. Changes in the fair value of the derivative instruments are recorded in earnings unless specific hedge accounting criteria are met. At this time, the Company has elected not to use hedge accounting for its derivative instruments and, accordingly, the derivative instruments are marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The related cash flow impact of the derivative activities is reflected as cash flows from operating activities on the consolidated statements of cash flows. See Note 7. “Derivative Instruments” for additional information.

Impairment of Long-Lived Assets

The Company reviews the carrying value of its oil and gas properties for impairment whenever events and circumstances indicate that the recorded carrying value of its oil and gas properties may not be recoverable. Unproved properties are assessed annually by evaluating and monitoring if sufficient progress is made on assessing reserves. The Company provides for impairments of unproved properties when it determines that the property will not be developed or an impairment in value has occurred. Impairments of proved properties are determined by comparing estimated future net undiscounted cash flows to the carrying value of the assets at the time of the review. If the carrying value exceeds the estimated future net undiscounted cash flows, the carrying value of the asset is written down to fair value, which is determined using valuation techniques that include both market and income approaches and use Level 3 inputs. The fair value determinations require considerable judgment and are sensitive to change. Different pricing assumptions, reserve estimates or discount rates could result in a different calculated impairment.

As of December 31, 2018, due to decline in oil and gas commodity prices, the Company determined that it had a triggering event requiring the Company to evaluate the recoverability of its oil and gas properties for impairment. The Company performed an asset recoverability assessment for its proved properties as of December 31, 2018. Based on its assessment, the Company determined that the carrying value of the Dantzler Project exceeded its estimated future net undiscounted cash flows, principally due to revisions to the project’s oil and natural gas reserves estimates and decline in commodity future prices. The Company estimated the fair value of the project using a valuation technique that considered both market and income approaches and using Level 3 inputs. Under the market approach, a range of reasonable valuation is determined by evaluating recent and relevant market transactions. Inputs to the market approach include financial metrics from recent relevant transactions of deepwater Gulf of Mexico oil and gas properties. The Company utilized a market range of $13 per barrel of oil equivalent (“BOE”) to $27 per BOE to determine reasonable range of fair value under the market approach. Under the income approach, fair value is determined by discounting future cash flows to a present value amount using current market expectations about those future amounts. Inputs to the income approach include estimates of future oil and natural gas production, commodity prices adjusted for estimated or actual sales contracts, and operating and development costs to derive future cash flows and a risk-adjusted discount rate. The future cash flows for the Dantzler Project were discounted using a risk-adjusted discount rate of 10 percent to determine fair value. The indications of value derived from the methods used are evaluated and weighted, considering the reasonableness of the range of values indicated by the methods, to arrive at an estimate of fair value. The analysis resulted in impairments to the Dantzler Project of $9.7 million. The fair value of the Dantzler Project at the date of impairment was $10.1 million.

During the year ended December 31, 2017, the Company recorded impairments to the Dantzler and Otis projects of $31.4 million and $7.9 million, respectively. The Company did not record any impairments of oil and gas properties during the year ended December 31, 2016. Fluctuations in oil and natural gas commodity prices may impact the fair value of the Company’s oil and gas properties. If oil and natural gas commodity prices decline, even if only for a short period of time, it is possible that additional impairments of oil and gas properties will occur.

Depletion and Amortization

Depletion and amortization of the cost of proved oil and gas properties are calculated using the units-of-production method. Proved developed reserves are used as the base for depleting capitalized costs associated with successful exploratory well costs, development costs and related facilities. The sum of proved developed and proved undeveloped reserves is used as the base for depleting or amortizing leasehold acquisition costs.

Amortization of the carrying value of the overriding royalty interests recorded as prepaid production handling fees are calculated using the units-of-production method, using the sum of proved and probable reserves of the related projects as the base (See Note 3. “Overriding Royalty Interest (“ORRI”) Conveyance”).

Income Taxes

No provision is made for income taxes in the consolidated financial statements. The Company is a limited liability company, and as such, the Company’s income or loss is passed through and included in the Company’s Members’ tax returns. The Company files U.S. Federal and State tax returns and the 2015 through 2017 tax returns remain open for examination by tax authorities.

Income and Expense Allocation

Profits and losses are allocated to the Members in accordance with the Amended and Restated LLC Agreement.

Recent Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued accounting guidance on leases as amended on January 2018 and July 2018, which requires an entity to recognize all lease assets and liabilities with a term greater than one year on the consolidated balance sheet, disclose key quantitative and qualitative information about leasing arrangements, and permits an entity not to evaluate existing or expired land easements that were not previously assessed under the existing lease guidance. The accounting guidance does not apply to leases of mineral rights to explore for or use of oil and natural gas. The accounting guidance is effective for the Company beginning with the fiscal year ending December 31, 2020 with early adoption permitted. Although the Company, as a non-operator, does not enter into lease agreements to support its operations, the Company is in the process of completing its evaluation of existing contracts that may have a lease impact and embedded lease features to determine the contracts to which the new guidance applies. The Company will continue the evaluation of the provisions of this accounting guidance, as well as new or emerging interpretations, through the date of adoption, which is currently expected to be the fiscal year ending December 31, 2020.

In May 2014, the FASB issued accounting guidance on revenue recognition (“New Revenue Standard”), which provides for a single five-step model to be applied to all revenue contracts with customers. In July 2015, the FASB issued a deferral of the effective date of the New Revenue Standard to 2019, with early adoption permitted. In March 2016, the FASB issued accounting guidance, which clarifies the implementation guidance on principal versus agent considerations in the New Revenue Standard. In April 2016, the FASB issued guidance on identifying performance obligations and licensing and in May 2016, the FASB issued final amendments which provided narrow scope improvements and practical expedients related to the implementation of the New Revenue Standard. The New Revenue Standard may be applied either retrospectively or through the use of a modified-retrospective method. Under the New Revenue Standard, the revenue associated with the Company’s existing contracts will be recognized in the period that control of the related commodity is transferred to the customer, which is generally consistent with the Company’s previous revenue recognition model. The Company adopted the New Revenue Standard using the modified retrospective method on January 1, 2018. See “Revenue Recognition” above for the required disclosures related to the impact of adopting this guidance and a discussion of the Company’s updated policies related to revenue recognition for revenue from contracts with customers.

2. Unproved Properties

Unproved properties include leasehold acquisition costs, which are initially capitalized, as well as the cost of exploratory wells pending determination of whether the well has found proved reserves. Leasehold acquisition costs are periodically assessed for impairment and are transferred to proved properties to the extent the costs are associated with successful exploration activities. As of December 31, 2018 and 2017, leasehold acquisition costs were $5.5 million and $7.5 million, respectively.

Capitalized exploratory well costs include suspended exploratory well costs. Suspended exploratory well costs are costs associated with projects exhibiting sufficient quantities of hydrocarbons to justify potential development and where the Company is actively pursuing efforts to assess whether reserves can be attributed to such projects. The following table reflects the net changes in capitalized exploratory well costs during the years ended December 31, 2018 and 2017 and exclude amounts that were capitalized and subsequently expensed or reclassified to proved properties in the same period:

	December 31,
	2018	2017
	(in thousands)
Balance, beginning of year	$152,240	$200,467
Additions to capitalized exploratory well costs pending the determination of proved reserves	504	786
Reclassifications to proved properties based on the determination of proved reserves	(68,774)	(49,013)
Capitalized exploratory well costs charged to expense	—	—

Balance, end of year	$83,970	$152,240

The following table provides the status of projects with exploratory well costs that have been capitalized for a period greater than one year since the completion of drilling as of December 31, 2018:

Project	Drilling Completed	Exploratory Well Costs	Progress
		(in thousands)
Katmai West	Q2 2016	$35,568	Katmai West, which encountered a high pressure zone during drilling operations in second quarter 2016, is currently scheduled to recommence drilling in third quarter 2019.

Ourse Project	Q3 2015	$47,898	The Ourse Project was announced as a discovery in third quarter 2015. The Company is currently evaluating development plans for the project.

Capitalized exploratory well costs as well as leasehold acquisition costs are expensed as dry-hole costs in the event that reserves are not found or are not in sufficient quantities to complete the well and develop the field. At times, the Company receives adjustments to costs of certain projects from their respective operators upon review and audit of the projects’ costs. During the years ended December 31, 2018 and 2017, the Company recorded dry-hole credits of $0.2 million and $1.1 million, respectively, related to projects that were dry holes in prior years. During the year ended December 31, 2016, dry-hole costs of $16.2 million primarily related to well #2 of the Ourse Project, which was determined to be a dry hole in fourth quarter 2016.

3. Overriding Royalty Interest (“ORRI”) Conveyance

In 2015, the Company, through its wholly owned project entities, entered into a deepwater production handling and operating services agreement (“PHA”) for the Barataria and South Santa Cruz projects (the “Prospects”) with Blind Faith production system owners (the “Platform Owners”). Pursuant to the PHA, the

Company agreed to convey to the Platform Owners an ORRI in the Barataria and South Santa Cruz projects of 1.6695% and 1.4175%, respectively, as compensation for processing the Prospects’ oil and natural gas production. On March 1, 2017, the Company assigned the ORRIs to the Platform Owners.

During the year ended December 31, 2017, the Company estimated the fair value of the ORRIs to be $14.0 million and recorded the amount as a reduction to oil and gas properties and as prepaid production handling fees, which is being amortized to operating expenses using the units-of-production method. As of December 31, 2018 and 2017, unamortized prepaid production handling fees of $2.7 million and $2.8 million, respectively, were included in “Other current assets” on the Company’s consolidated balance sheets. As of December 31, 2018 and 2017, unamortized prepaid production handling fees of $7.3 million and $9.9 million, respectively, were included in “Other assets” on the Company’s consolidated balance sheets.

4. Senior Secured Project Finance Term Loan

On June 28, 2017, the Company (the “Borrower”) entered into a Senior Secured Project Finance Term Loan (the “Facility”) with SG Americas Securities, LLC, as the mandated lead arranger, Natixis, New York Branch and Commonwealth Bank of Australia, as co-arrangers with Societe Generale, as administrative agent (the “Administrative Agent”), SG Americas Securities LLC, as technical and modelling bank, Societe Generale, as security agent, structuring bank and issuing bank (collectively, the “Lenders”). The Facility provided for a credit facility in the maximum amount of $250.0 million with initial commitment of $100.0 million and an access to letters of credit (“LC”) of up to $20.0 million. The proceeds of the Facility and the LCs will be used solely by the Company to fund development and pre-development capital expenditures for the Borrowing Base Assets (“BBA”) and non-BBA and upfront financing costs linked to the Facility. The Facility is secured by substantially all of the Company and its wholly owned subsidiaries’ oil and gas properties, as well as its personal property assets. The maturity of the Facility is the earlier of (i) the reserve tail date and (ii) June 27, 2023.

The Facility is subject to an interim and a scheduled borrowing base recalculation date with effective dates of March 31st and September 30th based on the Company’s oil and natural gas reserves and other factors (the “Borrowing Base”). Borrowings under the Facility may be in the form of LIBOR loan or Reference Rate loan (as defined in the Facility). The interest rate for the LIBOR loan is equal to LIBOR plus the applicable margin, which ranges from 4.0% to 7.0% in each case depending on the amount of the loan outstanding in relation to the Borrowing Base. The interest rate for the Reference Rate loan is equal to the interest rate publicly announced by Societe Generale as its reference rate plus the applicable margin, which ranges from 3.00% to 6.00% in each case depending on the amount of the loan outstanding in relation to the Borrowing Base. The Company is also obligated to pay a quarterly commitment fee computed at the rate of 2% per annum payable on the daily unused portion of the lesser of (i) the current Borrowing Base amount and (ii) the total commitments, as amortized. Loan principal may be optionally repaid from time to time without premium or penalty and is required to be paid (a) if the loan amount plus the aggregate LC exposure exceeds the total commitment, (b) if the loan amount exceeds the Borrowing Base and (c) at the maturity date of June 27, 2023. As a result of a scheduled recalculation in 2017, the Facility’s Borrowing Base amount was reduced from $100.0 million to $93.3 million, effective October 31, 2017. As a result of scheduled recalculations in 2018, the Facility’s Borrowing Base amounts increased to $107.0 million, effective April 1, 2018 and $131.0 million, effective October 1, 2018.

In connection with the issuance of the Facility, the Lenders have required, as a condition in issuing the Facility, that Riverstone Global Energy and Power Fund V (Non-U.S.), L.P., (“Riverstone”) execute and deliver a Riverstone Agreement Cap (the “Riverstone Agreement”) in the amount equal to $60.0 million The Riverstone Agreement provides that upon the occurrence of a Payment Trigger Event, as defined in the Riverstone Agreement, Riverstone will pay to the Lenders the required equity amount with respect to the amount needed to provide the Borrower with sufficient funds to make the applicable capital expenditure payments. On November 30, 2017, the Facility was amended that provided, among other things, a reduction in the Riverstone parent guarantee from $60.0 million to $50.0 million. The other terms and conditions of the amended Facility are generally consistent with the terms and conditions prior to its amendment.

The Facility contains various customary affirmative, negative and financial maintenance covenants. These covenants, among other things, requires that the Company maintain a (i) minimum equity ratio of 35% throughout the life of the Facility, (ii) cost to completion funding ratio of 1:1, which is tested on a quarterly basis, (iii) corporate funding ratio of 1:1, which is tested on a quarterly basis, (iv) minimum of 1.2x debt service coverage ratio, which is to be maintained quarterly through maturity and (v) leverage ratio of 3.5x of adjusted financial EBITDAX (as defined in the Facility), which will not trigger until the first full quarter ending after the BBA completion date projected in 2019. The Facility also contains cross default provisions whereby a default on other indebtedness in an aggregate principal amount exceeding $10.0 million in the case of the Company and $100.0 million in the case of Riverstone would result in a default under the Facility, which may, under circumstances including conditions defined in the Facility such as event of default, be interpreted by the Lenders as covenant violation. The events which constitute events of default include payment defaults, breaches of representations, warrants and covenants, insolvency and change of controls. Upon the occurrence of a default, in some cases following a notice and cure period, the Lenders may accelerate the maturity of the loan and require full and immediate repayment of all borrowings under the Facility. The Company was in compliance with all covenants under the Facility as of December 31, 2018 and 2017.

As of December 31, 2018 and 2017, the Company did not borrow under the Facility and had a Borrowing Base of $131.0 million and $93.3 million, respectively. Unamortized debt discounts and deferred financing costs of $0.9 million as of December 31, 2018 and 2017, were included on the consolidated balance sheets within “Other current assets”. Unamortized debt discounts and deferred financing costs of $3.1 million and $4.0 million as of December 31, 2018 and 2017, respectively, were included on the consolidated balance sheets within “Other assets”.

5. Members’ Capital and Distributions

Capital Contribution

Pursuant to the Amended and Restated LLC Agreement, the Members may make capital contributions to the Company from time to time but will not be required to make any capital contributions. Additionally, certain distributable cash may be retained by the Company and recycled as capital contributions. Such amounts, as well as additional capital contributions, may be required to get the Company’s project investments online. See Note 9. “Commitments and Contingencies” for additional information.

As of December 31, 2018, capital contributions totaled $891.6 million, which include $49.8 million of distributions that were recycled as capital contributions during 2018.

Distributions

The Management Services Agreement requires that upon final determination of the amount of available cash as of the end of each calendar month, the Manager should promptly distribute such distributable cash. In accordance with the Management Services Agreement, distributions, if any, will be paid to the Company’s Member until such Member has received a return equal to the (i) capital investment in all of the ILX II Leasehold Interests, plus (ii) the total of all management fees paid, plus (iii) a preferred eight percent compounded annual return on the amounts in (i) and (ii). Once the preferred return is received, ILX-Ridgewood II, LLC will be entitled to twenty percent of the Company’s distributions, payable monthly. During the year ended December 31, 2018, distributions to the Company’s Member were $74.8 million, of which $49.8 million was recycled as capital contributions to the Company. During the years ended December 31, 2017 and 2016, distributions to the Company’s Members were $50.4 million and $22.2 million, respectively, all of which were recycled as capital contributions to the Company.

Ridgewood Profit Participation

The Management Services Agreement provides that ILX-Ridgewood II, LLC is entitled to a share of the Company’s distributions only after certain conditions have been met. As of December 31, 2018, such conditions have not been met. See “Distributions” above for additional information.

6. Management Fees

The Management Services Agreement provides that the Manager render management, administrative and technical services, for which it receives a management fee, payable quarterly. During the years ended December 31, 2018, 2017 and 2016, management fees were $2.9 million, $2.5 million and $5.0 million, respectively.

7. Derivative Instruments

The Company entered into fixed price swap contracts (“Swap”) with Commonwealth Bank and Societe Generale on September 29, 2017, effective October 1, 2017 through September 30, 2021, and with Natixis on October 2, 2017, effective October 1, 2017 through September 30, 2021 (collectively, the “Counterparties”), to hedge the Company’s exposure to commodity price fluctuations on a portion of oil production from the Company’s producing projects. The Company has elected not to use hedge accounting for its Swap and consequently, the Swap is marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The estimated fair value of the Swap is based upon closing exchange prices for Louisiana Light Sweet Crude Oil available from Argus Media Group (“Argus LLS”). The Company has exposure to credit risk to the extent the derivative instrument counterparty is unable to satisfy its settlement commitment. The Company has entered into the Swap only with Counterparties that are also lenders in the Facility and have been deemed acceptable credit risk (see Note 4. “Senior Secured Project Finance Term Loan”).

The Swap is carried at its fair value on the consolidated balance sheets and the assets and liabilities are netted where derivatives with both gain and loss positions are held by a single counterparty with the same current and noncurrent classification, and where the Company has master netting arrangements. The master netting arrangements allow for set-off that may be exercised in the event of default and provides for contract termination and net settlement. The Company determines the current and noncurrent classification of the Swap based on the timing of expected settlement of individual trades. The Swap is settled based upon reported prices on Argus LLS.

As of December 31, 2018, the Company had outstanding positions under the Swap as detailed in the following table.

Production Period	Index	Volume in Bbls	Average Fixed Price Swap per Bbl	Estimated Fair Value
				(in thousands)
Assets:
January 1, 2019 to December 31, 2019	Argus LLS	317,700	$53.03	$375

Liabilities:
January 1, 2020 to December 31, 2020	Argus LLS	196,200	$52.36	$132
January 1, 2021 to September 30, 2021	Argus LLS	92,400	$51.98	142

				$274

The following table presents the fair value and classification of the outstanding positions under the Swap on the Company’s consolidated balance sheets as of December 31, 2018 on a gross basis and after same-counterparty netting:

	December 31, 2018
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current assets:
Derivative instrument liabilities	$375	$—	$375
Non-current liabilities:
Derivative instrument liabilities	$274	$—	$274

The following table presents the fair value and classification of the outstanding positions under the Swap on the Company’s consolidated balance sheets as of December 31, 2017 on a gross basis and after same-counterparty netting:

	December 31, 2017
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current liabilities:
Derivative instrument liabilities	$5,081	$—	$5,081
Non-current liabilities:
Derivative instrument liabilities	$2,957	$—	$2,957

None of the Company’s derivative instruments have been designated as hedges. As such, all changes in fair value are immediately recognized in earnings. The following table summarizes the realized and unrealized gains and losses on derivative instruments, which are included on the Company’s consolidated statements of operations under the caption “Derivative instrument loss, net”.

	Year Ended December 31,
	2018	2017
	(in thousands)
Unrealized gain (loss) on derivative instruments, net	$8,138	$(8,038)
Realized loss on derivative instruments	(8,401)	(1,017)

Derivative instrument loss, net	$(263)	$(9,055)

8. Related Party Transaction

During the years ended December 31, 2017 and 2016, the Company sold $24.9 million and $6.2 million, respectively, of oil production from the Dantzler Project to TrailStone NA Logistics, LLC, an entity affiliated with the Company’s Member. There was no such amount recorded during the year ended December 31, 2018, as the contract term with TrailStone NA Logistics, LLC expired on October 31, 2017.

Production Handling, Gathering and Operating Services Agreement

On December 12, 2016, the Company, through its wholly owned project entity, ILX Prospect Claiborne, LLC and other third party working interest owners in the Claiborne Project (collectively, the “Producers”) entered into a production handling, gathering and operating services agreement (“PHA”) with ILX Prospect Beta, a wholly-owned subsidiary of ILX Holdings, LLC, (“ILX I”) and other entities that own the Beta Project production facility (collectively, the “Beta Project Owners”), whereby the Beta Project Owners will provide services related to the production handling and delivery of oil and natural gas production from the Claiborne

Project via their owned Beta Project production facility. ILX I is an affiliated entity with the Company. The PHA was effective on December 12, 2016 and will continue in effect unless terminated by default, the Beta Project Owners or the Producers pursuant to the terms of the PHA (as amended on February 10, 2017, March 9, 2017, September 19, 2018 and November 30, 2018). Under the terms of the PHA, the Producers have agreed to pay the Beta Project Owners a fixed production handling fee for each barrel of oil and mcf of natural gas processed through the Beta Project production facility.

Beginning in fourth quarter 2018, the Beta Project Owners commenced their production handling services for the oil and natural gas produced from the Claiborne Project. As of December 31, 2018, the Company owed $11 thousand to ILX I representing its proportionate share of the production handling fees incurred for the production handling services, which are included within “Operating expenses” on the consolidated statements of operations and “Due to affiliate” on the consolidated balance sheets. There were no such amounts recorded during the years ended December 31, 2017 and 2016.

At times, short-term payables and receivables, which do not bear interest, arise from transactions with affiliates in the ordinary course of business.

9. Commitments and Contingencies

Funding Commitment

Pursuant to the Participation Agreement, the Company had provided for an initial funding commitment up to $350.0 million, which represented the cost estimates to fund the initial exploration operations of its ILX II Leasehold Interests, as initially budgeted. The funding commitment, with the approval of the Company’s Managing Committee, was increased to $800.0 million to meet the funding requirements that are necessary for the continued development and completion of the ILX II Leasehold Interests. Additionally, certain distributable cash may be retained by the Company and recycled as capital contributions. Distributions recycled as capital contributions do not reduce unfunded funding commitments. As of December 31, 2018, the Company had unfunded funding commitments of $129.3 million. See additional information in “Capital Commitments”.

Capital Commitments

As of December 31, 2018, the Company’s estimated capital commitments related to its oil and gas properties were $367.9 million (which include asset retirement obligations for the Company’s projects of $59.4 million), of which $155.1 million is expected to be spent during the year ending December 31, 2019. Capital expenditures, other than for asset retirement obligations, are expected to be funded with unfunded funding commitments and cash flows from operations. Asset retirement obligations are expected to be funded through amounts withheld from operating income from the related project.

The Company’s primary short-term liquidity needs are for the funding of its operations and capital expenditures for its oil and gas properties. Such needs are expected to be funded utilizing operating income, capital contributions from the Company’s Member, existing cash-on-hand and, if needed, the Facility. Based upon its current cash position and its current reserve estimates, the Company expects cash flows from operations and unfunded funding commitment to be sufficient to cover its commitments and ongoing operations. Future operating income and cash flows are dependent on the continued successful development of the Company’s oil and gas properties and the related production and sale of oil and gas reserves from the Company’s properties under development. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgment, and are subject to frequent revision.

Other Contingencies

In 2014, the Company entered into a production handling agreement with SBM Gulf Production, LLC (“SBM”) whereby SBM will provide services related to the delivery of oil and natural gas production from the

Dantzler Project via the Thunder Hawk Facility (“Thunder Hawk”), a floating production system owned by SBM. Under the terms of the agreement, the Company would have an obligation to pay $2.2 million relating to the abandonment and removal of Thunder Hawk if the Dantzler Project’s production continues beyond the fifth anniversary of the date of the first processing of Dantzler Project’s production (or November 2020). If obligated, the payment of such contingent liability will be required within 60 days after the abandonment and removal operations of Thunder Hawk commence, a date which cannot be determined at this time.

Environmental and Governmental Regulations

The exploration for and development of oil and natural gas involves the extraction, production and transportation of materials which, under certain conditions, can be hazardous or cause environmental pollution problems. The Manager and operators of the Company’s properties are continually taking action they believe appropriate to satisfy applicable federal, state and local environmental regulations and do not currently anticipate that compliance with federal, state and local environmental regulations will have a material adverse effect upon capital expenditures, results of operations or the competitive position of the Company in the oil and gas industry. However, due to the significant public and governmental interest in environmental matters related to those activities, the Manager cannot predict the effects of possible future legislation, rule changes, or governmental or private claims. As of December 31, 2018 and 2017, there were no known environmental contingencies that required adjustment to, or disclosure in, the Company’s consolidated financial statements.

Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. Any such future laws and regulations could result in increased compliance costs or additional operating restrictions, which could have a material adverse effect on the Company’s operating results and cash flows. It is not possible at this time to predict whether such legislation or regulation, if proposed, will be adopted as initially written, if at all, or how legislation or new regulation that may be adopted would impact the Company’s business.

BOEM Notice to Lessees on Supplemental Bonding

On July 14, 2016, the Bureau of Ocean Energy Management (“BOEM”) issued a Notice to Lessees (“NTL”) that discontinued and materially replaced existing policies and procedures regarding financial security (i.e. supplemental bonding) for decommissioning obligations of lessees of federal oil and gas leases and owners of pipeline rights-of-way, rights-of use and easements on the Outer Continental Shelf (“Lessees”). Generally, the NTL (i) ended the practice of excusing Lessees from providing such additional security where co-lessees had sufficient financial strength to meet such decommissioning obligations, (ii) established new criteria for determining financial strength and additional security requirements of such Lessees, (iii) provided acceptable forms of such additional security and (iv) replaced the waiver system with one of self-insurance. The rule became effective as of September 12, 2016; however on January 6, 2017, the BOEM announced that it was suspending the implementation timeline for six months in certain circumstances. On June 22, 2017, the BOEM announced that the implementation timeline extension will remain in effect pending the completion of its review of the NTL. However, as of December 31, 2018, the BOEM has not completed its review nor has the NTL been enforced. The impact of the NTL, if enforced without change or amendment, may require the Company to fully secure all of its potential abandonment liabilities to the BOEM’s satisfaction using one or more of the enumerated methods for doing so. Potentially this could increase costs to the Company if the Company is required to obtain additional supplemental bonding, fund escrow accounts or obtain letters of credit.

Insurance Coverage

The Company is subject to all risks inherent in the exploration for and development of oil and natural gas. Insurance coverage as is customary for entities engaged in similar operations is maintained, but losses may occur from uninsurable risks or amounts in excess of existing insurance coverage. The occurrence of an event that is not insured or not fully insured could have a material adverse impact upon earnings and financial position.

Moreover, insurance is obtained as a package covering all of the entities managed by the Manager. Depending on the extent, nature and payment of claims made by the Company or other entities managed by the Manager, yearly insurance coverage may be exhausted and become insufficient to cover a claim by the Company in a given year.

10. Subsequent Events

The Company has assessed the impact of subsequent events through the issuance of the consolidated financial statements on April 8, 2019 and has concluded that there were no such events that require adjustment to, or disclosure in, the consolidated financial statements.

ILX Holdings II, LLC and Subsidiaries

Supplementary Financial Information

Information about Oil and Gas Producing Activities — Unaudited

In accordance with the FASB guidance on disclosures of oil and gas producing activities, this section provides supplementary information on oil and gas exploration and producing activities of the Company. The Company is engaged solely in oil and gas activities, all of which are located in the United States offshore waters of the Gulf of Mexico.

Table I — Capitalized Costs Relating to Oil and Gas Producing Activities

	December 31,
	2018	2017
	(in thousands)
Advances to operators for working interests and expenditures	$177	$457
Unproved properties	89,498	159,715
Proved properties	581,801	460,023

Total oil and gas properties	671,476	620,195
Accumulated depletion and amortization	(254,927)	(159,986)

Oil and gas properties, net	$416,549	$460,209

Table II — Costs Incurred in Oil and Gas Property Acquisition, Exploration, and Development

	Year Ended December 31,
	2018	2017	2016
	(in thousands)
Exploration costs	$703	$336	$116,267
Development costs	50,777	28,211	69,970

	$51,480	$28,547	$186,237

Table III — Reserve Quantity Information

Oil and gas reserves of the Company have been estimated by independent petroleum engineers, Netherland, Sewell & Associates, Inc. at December 31, 2018, 2017 and 2016. These reserve disclosures have been prepared in compliance with the Securities and Exchange Commission rules. Due to inherent uncertainties and the limited nature of recovery data, estimates of reserve information are subject to change as additional information becomes available.

	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total (MBOE)(a)
Total proved reserves at December 31, 2015	9,138.8	—	21,463.2	12,716.0
Extensions and discoveries(b)	718.7	—	389.2	783.6
Revisions of previous estimates(c)	(410.7)	1,324.3	(3,620.3)	310.2
Production	(1,048.7)	(70.5)	(2,036.0)	(1,458.5)

Total proved reserves at December 31, 2016	8,398.1	1,253.8	16,196.1	12,351.3
Extensions and discoveries(b)	—	—	—	—
Revisions of previous estimates(c)	3,542.9	(329.2)	(287.2)	3,165.9
Production	(1,360.1)	(253.2)	(2,627.9)	(2,051.3)

Total proved reserves at December 31, 2017	10,580.9	671.4	13,281.0	13,465.9
Extensions and discoveries(b)	8,580.4	328.3	14,703.0	11,359.2
Revisions of previous estimates(c)	(1,250.3)	105.0	(1,258.6)	(1,355.1)
Production	(1,651.9)	(173.5)	(1,976.1)	(2,154.8)

Total proved reserves at December 31, 2018	16,259.1	931.2	24,749.3	21,315.2

Total proved developed reserves as of:
December 31, 2016	3,543.9	1,253.8	10,670.0	6,576.1
December 31, 2017	2,989.4	186.3	2,199.9	3,542.4
December 31, 2018	7,646.7	603.0	8,810.0	9,718.1
Total proved undeveloped reserves as of:
December 31, 2016	4,854.2	—	5,526.1	5,775.2
December 31, 2017	7,591.5	485.1	11,081.1	9,923.5
December 31, 2018	8,612.4	328.2	15,939.3	11,597.1

(a)

BOE refers to barrel of oil equivalent. Barrel of oil equivalent is based on six MCF of natural gas to one barrel of oil or one barrel of NGL, which reflects an energy content equivalency and not a price or revenue equivalency.

(b)

Extensions and discoveries as of December 31, 2018 were attributable to extensions for the Odd Job Project and to proved undeveloped reserves for the Katmai East Project, which was a discovery in 2014. Extensions and discoveries as of December 31, 2016 related to the proved undeveloped reserves for the South Santa Cruz Project, which was a discovery in 2015.

(c)	Revisions of previous estimates were attributable to well performance and change in economic factors.

Table IV — Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

Summarized in the following table is information for the Company with respect to the standardized measure of discounted future net cash flows relating to proved oil and gas reserves. Future cash inflows were determined based on average first-of-the-month pricing for the prior twelve month period. Future production and development costs are derived based on current costs assuming continuation of existing economic conditions.

	December 31,
	2018	2017	2016
	(in thousands)
Future cash inflows	$1,183,015	$553,226	$376,047
Future production costs	(236,879)	(165,045)	(134,972)
Future development costs	(192,546)	(113,900)	(122,746)

Future net cash flows	753,590	274,281	118,329
10% annual discount for estimated timing of cash flows	(231,375)	(71,487)	(29,708)

Standardized measure of discounted future net cash flows	$522,215	$202,794	$88,621

Table V — Changes in the Standardized Measure for Discounted Cash Flows

The changes in present values between years, which can be significant, reflect changes in estimated proved reserve quantities and prices and assumptions used in forecasting production volumes and costs.

	Year ended December 31,
	2018	2017	2016
	(in thousands)
Net change in sales and transfer prices and in production costs related to future production	$101,737	$86,247	$(84,753)
Sales and transfers of oil and gas produced during the period	(93,627)	(59,363)	(29,189)
Net change due to extensions, discoveries, and improved recovery	255,267	—	4,168
Changes in estimated future development costs	61,821	(3,586)	33,216
Net change due to revisions in quantities estimates	(41,683)	67,477	4,535
Accretion of discount	20,279	8,862	15,269
Other	15,627	14,536	(7,316)

Aggregate change in the standardized measure of discounted future net cash flows for the year	$319,421	$114,173	$(64,070)

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flow from or current value of, existing proved reserves as the computations are based on a number of estimates. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates and governmental control. Actual future prices and costs are likely to be substantially different from the current price and cost estimates utilized in the computation of reported amounts. Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitation inherent therein.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$35,901	$33,554
Production receivable	12,557	12,354
Derivative instrument assets	6,233	375
Other current assets	4,864	4,469

Total current assets	59,555	50,752
Salvage fund	19,229	13,065
Derivative instrument assets	1,049	—
Other assets	9,467	11,081
Oil and gas properties:
Advances to operators for working interests and expenditures	334	177
Unproved properties	89,738	89,498
Proved properties	620,599	581,801
Less: accumulated depletion and amortization	(332,038)	(254,927)

Total oil and gas properties, net	378,633	416,549

Total assets	$467,933	$491,447

Liabilities and Members’ Capital
Current liabilities:
Due to operator	$8,174	$8,407
Due to affiliate (Note 8)	52	11
Accrued expenses	1,412	1,382
Derivative instrument liabilities	208	—
Other current liabilities	50	60

Total current liabilities	9,896	9,860
Asset retirement obligations	17,250	16,353
Derivative instrument liabilities	30	274

Total liabilities	27,176	26,487

Commitments and contingencies (Note 9)
Members’ capital
Capital contributions	941,693	891,616
Distributions	(315,262)	(224,185)
Accumulated deficit	(185,674)	(202,471)

Total members’ capital	440,757	464,960

Total liabilities and members’ capital	$467,933	$491,447

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Revenue
Oil and gas revenue	$36,927	$30,498	$122,359	$83,314
Expenses
Depletion and amortization	19,431	21,451	64,534	64,983
Impairment of oil and gas properties	12,577	—	12,577	—
Operating expenses	11,138	6,152	30,509	17,736
Overhead reimbursement (management fees) (Note 6)	838	838	2,513	2,088
General and administrative expenses	243	236	810	758

Total expenses	44,227	28,677	110,943	85,565

(Loss) income from operations	(7,300)	1,821	11,416	(2,251)
Other income (loss)
Derivative instrument gain (loss), net	5,917	(4,514)	7,566	(14,097)
Interest expense	(734)	(734)	(2,185)	(2,186)

Total other income (loss)	5,183	(5,248)	5,381	(16,283)

Net (loss) income	$(2,117)	$(3,427)	$16,797	$(18,534)

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF

CHANGES IN MEMBERS’ CAPITAL

(in thousands)

Three months ended September 30, 2019
Balance, June 30, 2019	$483,874
Capital contributions	—
Distributions	(41,000)
Net loss	(2,117)

Balance, September 30, 2019	$440,757

Nine months ended September 30, 2019
Balance, December 31, 2018	$464,960
Capital contributions	50,077
Distributions	(91,077)
Net income	16,797

Balance, September 30, 2019	$440,757

Three months ended September 30, 2018
Balance, June 30, 2018	$460,208
Capital contributions	13,469
Distributions	(13,469)
Net loss	(3,427)

Balance, September 30, 2018	$456,781

Nine months ended September 30, 2018
Balance, December 31, 2017	$500,314
Capital contributions	29,365
Distributions	(54,364)
Net loss	(18,534)

Balance, September 30, 2018	$456,781

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine months ended September 30,
	2019	2018
Cash flows from operating activities:
Net income (loss)	$16,797	(18,534)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion and amortization	64,534	64,983
Dry-hole costs	(48)	(171)
Amortization of deferred financing costs	668	668
Impairment of oil and gas properties	12,577	—
Amortization of prepaid production handling fees	1,878	2,105
Accretion expense	897	916
Unrealized derivative instrument (gain) loss, net	(6,943)	7,062
Changes in assets and liabilities:
Increase in production receivable	(203)	(1,953)
(Increase) decrease in other current assets and other assets	(1,125)	293
Increase in due to operator	993	1,651
Increase in due to affiliate	41	—
Increase in accrued expenses	30	186
(Decrease) increase in other current liabilities	(10)	436

Net cash provided by operating activities	90,086	57,642

Cash flows from investing activities:
Payments to operators for working interests and expenditures	(334)	(26)
Capital expenditures for oil and gas properties	(40,241)	(35,987)
Proceeds from insurance recovery	—	1,423
Increase in salvage fund	(6,164)	(3,903)

Net cash used in investing activities	(46,739)	(38,493)

Cash flows from financing activities:
Distributions	(41,000)	(25,000)

Net cash used in financing activities	(41,000)	(25,000)

Net increase (decrease) in cash and cash equivalents	2,347	(5,851)
Cash and cash equivalents, beginning of period	33,554	33,313

Cash and cash equivalents, end of period	$35,901	$27,462

Supplemental disclosure of non-cash investing activities
Advances used for capital expenditures in oil and gas properties reclassified to proved properties	$177	$379

Due to operators for accrued capital expenditures for oil and gas properties	$407	$5,171

Supplemental disclosure of non-cash financing activities
Distributions recycled as capital contributions	$50,077	$29,365

The accompanying notes are an integral part of these unaudited interim consolidated financial statements.

ILX HOLDINGS II, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Company Structure

ILX Holdings II, LLC (“ILX II” or the “Company”), a Delaware limited liability company, was formed on January 16, 2013 and operated pursuant to the amended and restated limited liability company agreement (the “LLC Agreement”) as of January 1, 2016 by and among Riverstone Global Energy and Power Fund V (RW II), L.P., a Delaware limited partnership, Riverstone Energy V Ridgewood Partnership, L.P., a Delaware limited partnership, and Riverstone Energy Coinvestment V (U.S.), L.P., a Delaware limited partnership (each a “Member” and collectively, the “Former Members”). On April 26, 2017, the Company amended and restated the LLC Agreement (the “Amended and Restated LLC Agreement”) whereby the Former Members entered into a contribution agreement to contribute their entire interests in the Company to a new aggregator partnership, Riverstone V Ridgewood II Partnership, L.P. (“Riverstone V” or “Member”) and the Former Members withdrew as members of the Company. Pursuant to the LLC Agreement, the managing committee (the “Managing Committee”) of the Company has the power and authority to manage, direct and control the business, affairs and properties of the Company.

The Company entered into a participation agreement, as amended and restated on February 10, 2016, (the “Participation Agreement”) with Ridgewood Energy Corporation (“Ridgewood” or the “Manager”) to acquire certain interests in offshore Gulf of Mexico Federal oil and gas leases (the “ILX II Leasehold Interests”) from and participate in joint exploration and development of such interests with, Ridgewood. Other than certain enumerated ILX II Leasehold Interests, the Company is not required under the Participation Agreement to acquire from or make any investments with the Manager.

Ridgewood, ILX-Ridgewood II, LLC, an affiliate of the Manager, and the Company entered into a management services agreement, as amended and restated on February 10, 2016, (the “Management Services Agreement”) pursuant to which Ridgewood provides certain management, administrative and technical services to the Company in connection with the ILX II Leasehold Interests and is paid overhead reimbursement (or management fee) for such services. The Management Services Agreement does not require Ridgewood to provide any services to, or give it any authority to make decisions for, the Company related to the Company’s governance or management issues, including, without limitation, the Company’s distributions of cash or property, issuance or sales of membership interests, tax management, liquidations or mergers, appointment of officers or managers, compensation benefits or other employee related matters, or changes to governing documents.

With respect to the ILX II Leasehold Interests, the Manager locates potential projects, conducts due diligence, negotiates and completes the transactions subject to the approval of the Company’s Managing Committee. The Manager manages the ILX II Leasehold Interests, including exploration and development of oil and gas prospects on such ILX II Leasehold Interests and performs all customary management related responsibilities regarding the ILX II Leasehold Interests. The Manager also manages contractual relations with unaffiliated custodians, depositories, accountants, attorneys, corporate fiduciaries, insurers, banks and others as required. See Notes 4, 6 and 9.

Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in the opinion of management, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Company’s financial position, results of operations, changes in members’ capital and cash flows for the periods presented. The Company’s unaudited interim consolidated financial statements include the accounts of ILX II and its subsidiaries. All intercompany balances and transactions have been eliminated. Unless otherwise specified or the context otherwise requires, all references in these notes to the Company or ILX II are to ILX Holdings II, LLC and its subsidiaries. These financial statements do not include all annual disclosures required by GAAP and these unaudited interim consolidated financial statements should be read in conjunction with the Company’s December 31, 2018 financial statements and notes thereto.

Use of Estimates

The preparation of unaudited interim consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited interim consolidated financial statements and the reported amounts of revenue and expense during the reporting period. On an ongoing basis, the Company reviews its estimates, including those related to the fair value of financial instruments, depletion and amortization, determination of proved reserves, impairment of long-lived assets and asset retirement obligations. Actual results may differ from those estimates.

Fair Value Measurements

The Company follows the accounting guidance for fair value measurement for measuring fair value of assets and liabilities in its consolidated financial statements. The fair value measurement guidance provides a hierarchy that prioritizes and defines the types of inputs used to measure fair value. The fair value hierarchy gives the highest priority to Level 1 inputs, which consist of unadjusted quoted prices for identical instruments in active markets. Level 2 inputs consist of quoted prices for similar instruments. Level 3 inputs are unobservable inputs and include situations where there is little, if any, market activity for the instrument; hence, these inputs have the lowest priority. The Company’s derivative instruments are recorded at fair value based on Level 2 inputs. See “Derivative Instruments” below and Note 7. “Derivative Instruments” for additional information. The Company also applies the provisions of the fair value measurement accounting guidance to its non-financial assets and liabilities, such as unamortized prepaid handling fees, which were included in “Other current assets” and “Other assets”, oil and gas properties and asset retirement obligations, on a non-recurring basis.

Cash and Cash Equivalents

All highly liquid investments with maturities, when purchased, of three months or less, are considered cash equivalents. These balances, as well as cash on hand, are included in “Cash and cash equivalents” on the consolidated balance sheets. As of September 30, 2019, the Company had no cash equivalents. At times, deposits may be in excess of federally insured limits, which are $250 thousand per insured financial institution. As of September 30, 2019, the Company’s bank balances, including salvage fund, which were maintained at Wells Fargo Bank, N.A., exceeded federally insured limits by $54.9 million.

Salvage Fund

The Company deposits cash in a separate account, or salvage fund, to provide for the dismantling and removal of production platforms and facilities and plugging and abandoning its oil and gas properties at the end of their useful lives in accordance with applicable federal and state laws and regulations. The salvage fund is expected to be funded through amounts withheld from operating income. There are no restrictions on withdrawals from the salvage fund.

Deferred Financing Costs

Deferred financing costs include lender fees and other costs of acquiring debt. These costs are deferred and amortized over the term of the debt period or until the redemption of the debt. During the period of asset construction, amortization expense, as a component of interest, is capitalized and included on the consolidated balance sheets within “Oil and gas properties”. See Note 4. “Senior Secured Project Finance Term Loan” for additional information.

Oil and Gas Properties

Through its consolidated wholly-owned subsidiaries, the Company invests in oil and gas properties, which are operated by unaffiliated entities that are responsible for drilling, administering and producing activities pursuant to the terms of the applicable operating agreements with working interest owners. The Company’s portion of exploration, drilling, operating and capital equipment expenditures is billed by operators.

Acquisition, exploration and development costs are accounted for using the successful efforts method. Exploration costs, such as exploratory geological and geophysical costs, delay rentals, annual lease rentals and exploration overhead are expensed as incurred. Costs of acquiring unproved and proved oil and natural gas leasehold acreage, including lease bonuses, brokers’ fees and other related costs are capitalized. The costs of exploratory wells are capitalized or suspended, pending determination of whether proved commercial reserves have been found. This determination may take longer than one year depending on, among other things, whether the well has found a sufficient quantity of reserves to justify its completion as a producing well and where the Company is making sufficient progress assessing the reserves and the economic and operating viability of the project. If proved commercial reserves are not found, suspended exploratory well costs are expensed as dry-hole costs. Costs of drilling and equipping developmental wells and related production facilities are capitalized.

At times, the Company receives adjustments to certain projects from their respective operators upon review and audit of the projects’ costs. All costs related to production activity, transportation expense and workover efforts are expensed as incurred.

Once a property has been determined to be fully depleted or upon the sale, retirement or abandonment of a property, the cost and related accumulated depletion and amortization, if any, is eliminated from the property accounts, and the resultant gain or loss is recognized.

The Company may be required to advance its share of the estimated succeeding month’s expenditures to the operator for its oil and gas properties. As the costs are incurred, the advances are reclassified to unproved properties or proved properties.

Accrued Expenses

Accrued expenses consist of the following:

	September 30, 2019	December 31, 2018
	(in thousands)
Accrued royalty	$905	$976
Accrued transportation expense	438	334
Accrued accounting and legal fees	50	66
Other accrued expenses	19	6

	$1,412	$1,382

Asset Retirement Obligations

For oil and gas properties, there are obligations to perform removal and remediation activities when the properties are retired. Upon the determination that a property is either proved or dry, a retirement obligation is incurred. The Company recognizes the fair value of a liability for an asset retirement obligation in the period incurred. Plug and abandonment costs associated with unsuccessful projects are expensed as dry-hole costs. Annually, or more frequently if an event occurs that would dictate a change in assumptions or estimates underlying the obligations, the Company reassesses its asset retirement obligations to determine whether any revisions to the obligations are necessary. The Company maintains a salvage fund to provide for the funding of future asset retirement obligations.

Revenue Recognition

The Company recognizes oil and gas revenue from contracts with customers at the point when control of oil and natural gas is transferred to the customer at an amount that reflects the consideration the Company expects to be entitled to in accordance with Accounting Standard Codification 606 Revenue from Contracts with Customers (“ASC 606”). The Company’s revenue recognition policies, performance obligations and significant judgements in applying ASC 606 are described below.

Oil and Gas Revenue

Generally, the Company sells oil and natural gas under two types of agreements, which are common in the oil and gas industry. Natural gas liquid (“NGL”) sales are included within gas sales. The Company’s oil and natural gas generally are sold to its customers at prevailing market prices based on an index in which the prices are published, adjusted for pricing differentials, quality of oil and pipeline allowances.

In the first type of agreement, a netback agreement, the Company receives a price, net of pricing differentials as well as transportation expense incurred by the customer, and the Company records revenue at the wellhead at the net price received where control transfers to the customer. In the second type of agreement, the Company delivers oil and natural gas to the customer at a contractually agreed-upon delivery point where the customer takes control. The Company pays a third-party to transport the oil and natural gas and receives a specific market price from the customer net of pricing adjustments. The Company records the transportation expense within operating expenses in the consolidated statements of operations.

Under the Company’s natural gas processing contracts, the Company delivers natural gas to a midstream processing company at the inlet of the midstream processing company’s facility. The midstream processing company gathers and processes the natural gas and remits the proceeds to the Company for the sale of NGLs. In this type of arrangement, the Company evaluates whether it is the principal or agent in the transaction. The Company concluded that it is the principal and the ultimate third-party purchaser is the customer; therefore, the Company recognizes revenue on a gross basis, with transportation, gathering and processing fees recorded as an expense within operating expenses in the consolidated statements of operations.

In certain instances, the Company may elect to take its residue gas and NGLs in-kind at the tailgate of the midstream company’s processing plant and subsequently market such volumes. Through its marketing process, the Company delivers the residue gas and NGLs to the ultimate third-party customer at a contractually agreed-upon delivery point and receives a specified market price from the customer. In this arrangement, the Company recognizes revenue when control transfers to the customer at the delivery point based on the market price received from the customer. The transportation, gathering and processing fees are recorded as expense within operating expenses in the consolidated statements of operations.

The Company assesses the performance obligations promised in its oil and natural gas contracts based on each unit of oil and natural gas that will be transferred to its customer because each unit is capable of being distinct. The Company satisfies its performance obligation when control transfers at a point in time when its customer is able to direct the use of, and obtain substantially all of the benefits from, the oil and natural gas delivered. Under each of the Company’s oil and natural gas contracts, contract prices are variable and based on an index in which the prices are published, which fluctuate as a result of related industry variables, adjusted for pricing differentials, quality of the oil and pipeline allowances. The use of index-based pricing with predictable differentials reduces the level of uncertainty related to oil and gas prices. Additionally, any variable consideration is not constrained. Payments are received in the month following the oil and natural gas production month. Adjustments that occur after delivery, such as quality bank adjustments, are reflected in revenue in the month payments are received.

Transaction Price Allocated to Remaining Performance Obligations

Under the Company’s oil and natural gas contracts, each unit of oil and natural gas represents a separate performance obligation; therefore, future volumes are wholly unsatisfied and the transaction price related to the remaining performance obligations is the variable index-based price attributable to each unit of oil and natural gas that is transferred to the customer.

Contract Balances

The Company invoices customers once its performance obligations have been satisfied, at which point the payment is unconditional. Accordingly, the Company’s oil and natural gas contracts do not give rise to contract assets or liabilities under the new revenue standard. The receivables related to the Company’s oil and gas revenue are included within “Production receivable” on the consolidated balance sheets.

Prior Period Performance Obligations

The Company records oil and gas revenue in the month production is delivered to its customers. However, settlement statements for residue gas and NGLs sales may not be received for 30 to 60 days after the date production is delivered. As a result, the Company is required to estimate the amount of production delivered to the purchaser and the price that will be received for the sale of the residue gas and NGLs. The Company records the differences between its estimates and the actual amounts received in the month that the payment is received from the customer. The Company has an estimation process for revenue and related accruals, and any identified difference between its revenue estimates and actual revenue historically have not been significant. During each of the three and nine months ended September 30, 2019 and 2018, revenue recognized from performance obligations satisfied in previous periods was not significant.

Derivative Instruments

The Company may periodically utilize derivative instruments to manage the commodity price risk inherent in its oil and natural gas production. Derivative instruments are carried on the consolidated balance sheets at fair value and recorded as either an asset or liability. Changes in the fair value of the derivative instruments are recorded in earnings unless specific hedge accounting criteria are met. At this time, the Company has elected not to use hedge accounting for its derivative instruments and, accordingly, the derivative instruments are marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The related cash flow impact of the derivative activities is reflected as cash flows from operating activities on the consolidated statements of cash flows. See Note 7. “Derivative Instruments” for additional information.

Impairment of Long-Lived Assets

The Company reviews the carrying value of its oil and gas properties for impairment whenever events and circumstances indicate that the recorded carrying value of its oil and gas properties may not be recoverable. Unproved properties are assessed annually by evaluating and monitoring if sufficient progress is made on assessing reserves. The Company provides for impairments of unproved properties when it determines that the property will not be developed or an impairment in value has occurred. Impairments of proved properties are determined by comparing estimated future net undiscounted cash flows to the carrying value of the assets at the time of the review. If the carrying value exceeds the estimated future net undiscounted cash flows, the carrying value of the asset is written down to fair value, which is determined using valuation techniques that include both market and income approaches and use Level 3 inputs. The fair value determinations require considerable judgment and are sensitive to change. Different pricing assumptions, reserve estimates or discount rates could result in a different calculated impairment.

In fourth quarter 2019, the new operator of the Otis Project determined that the project, which was shut-in since May 2019 due to severe water production, is unlikely to resume production. The new operator has not found an economic option to realize additional value from any remaining reserves on the project. The new operator’s determination relating to the Otis Project represented the culmination of conditions existing as of September 30, 2019. As a result, the Company recorded impairments of oil and gas properties of $12.6 million, which represented the carrying value of the Otis Project, during each of the three and nine months ended September 30, 2019. There were no impairments of oil and gas properties during the three and nine months ended September 30, 2018. Fluctuations in oil and natural gas commodity prices may impact the fair value of the Company’s oil and gas properties. If oil and natural gas commodity prices decline, even if only for a short period of time, it is possible that additional impairments of oil and gas properties will occur.

Depletion and Amortization

Depletion and amortization of the cost of proved oil and gas properties are calculated using the units-of-production method. Proved developed reserves are used as the base for depleting capitalized costs associated with successful exploratory well costs, development costs and related facilities. The sum of proved developed and proved undeveloped reserves is used as the base for depleting or amortizing leasehold acquisition costs.

Amortization of the carrying value of the overriding royalty interests recorded as prepaid production handling fees are calculated using the units-of-production method, using the sum of proved and probable reserves of the related projects as the base (See Note 3. “Overriding Royalty Interest (“ORRI”) Conveyance”).

Income Taxes

No provision is made for income taxes in the consolidated financial statements. The Company is a limited liability company, and as such, the Company’s income or loss is passed through and included in the Company’s Members’ tax returns. The Company files U.S. Federal and State tax returns and the 2016 through 2018 tax returns remain open for examination by tax authorities.

Income and Expense Allocation

Profits and losses are allocated to the Members in accordance with the Amended and Restated LLC Agreement.

Recent Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued accounting guidance on measurement of credit losses, which introduces, among other things, a new expected loss impairment model that applies to most financial assets measured at amortized cost and certain other instruments including trade and other receivables and other financial assets. Under the new accounting guidance, entities are required to estimate expected credit loss over the life of financial assets and record an allowance against the asset’s amortized cost basis to present the financial asset at the amount expected to be collected. The estimate of expected credit losses will require entities to incorporate considerations of historical information, current information and reasonable and supportable forecasts. The FASB subsequently issued codification improvements and targeted transition relief to the accounting guidance in November 2018, April 2019, May 2019 and November 2019. The accounting guidance and subsequent updates are effective for the Company in the first quarter of 2023 with early adoption permitted. The Company will elect to early adopt this accounting guidance and related updates effective January 1, 2020. The adoption of this accounting guidance and related updates is not expected to have a material impact on the Company’s financial statements.

In February 2016, the FASB issued accounting guidance on leases as amended on January 2018 and July 2018, which requires an entity to recognize all lease assets and liabilities with a term greater than one year on the consolidated balance sheet, disclose key quantitative and qualitative information about leasing arrangements, and permits an entity not to evaluate existing or expired land easements that were not previously assessed under the existing lease guidance. The accounting guidance does not apply to leases of mineral rights to explore for or use of oil and natural gas. In November 2019, the FASB issued an amendment to the adoption effective date of the new lease standard. The new lease standard is effective for the Company beginning with the fiscal year ending December 31, 2021 with early adoption permitted. Although the Company, as a non-operator, does not enter into lease agreements to support its operations, the Company is in the process of completing its evaluation of existing contracts that may have a lease impact and embedded lease features to determine the contracts to which the new guidance applies. The Company will continue the evaluation of the provisions of this accounting guidance, as well as new or emerging interpretations, through the date of adoption. The Company will early adopt the new lease standard and related updates, which is currently expected to be the fiscal year ending December 31, 2019.

2. Unproved Properties

Unproved properties include leasehold acquisition costs, which are initially capitalized, as well as the cost of exploratory wells pending determination of whether the well has found proved reserves. Unproved properties are assessed annually by evaluating and monitoring if sufficient progress is made on assessing the reserves.

The following table provides the status of projects with exploratory well costs that have been capitalized for a period greater than one year since the completion of drilling as of September 30, 2019:

Project	Drilling Completed	Progress
Katmai West	Q2 2016	Katmai West, which encountered a high pressure zone during drilling operations in second quarter 2016, is currently scheduled to recommence drilling in first quarter 2020.

Ourse Project	Q3 2015	The Ourse Project was announced as a discovery in third quarter 2015. The Company is currently evaluating development plans for the project.

Capitalized exploratory well costs, as well as leasehold acquisition costs, are expensed as dry-hole costs in the event that reserves are not found or are not in sufficient quantities to complete the well and develop the field. At times, the Company receives adjustments to costs of certain projects from their respective operators upon review and audit of the projects’ costs. During the three and nine months ended September 30, 2019, the Company recorded dry-hole costs of $15 thousand and dry-hole credits of $48 thousand, related to projects that were dry holes in prior years. During the three and nine months ended September 30, 2018, the Company recorded dry-hole credits of $0.1 million and $0.2 million, respectively, related to projects that were dry holes in prior years.

3. Overriding Royalty Interest (“ORRI”) Conveyance

In 2015, the Company, through its wholly owned project entities, entered into a deepwater production handling and operating services agreement (“PHA”) for the Barataria and South Santa Cruz projects with Blind Faith production system owners (the “Platform Owners”). Pursuant to the PHA, the Company agreed to convey to the Platform Owners an ORRI in the Barataria and South Santa Cruz projects of 1.6695% and 1.4175%, respectively, as compensation for processing the projects’ oil and natural gas production. On March 1, 2017, the Company assigned the Barataria and South Santa Cruz projects’ ORRIs to the Platform Owners. The Company estimated the fair value of the ORRIs to be $14.0 million and recorded the amount as a reduction to oil and gas properties and as prepaid production handling fees, which is being amortized to operating expenses using the units-of-production method.

As of September 30, 2019 and December 31, 2018, unamortized prepaid production handling fees of $1.8 million and $2.7 million, respectively, were included in “Other current assets” on the Company’s consolidated balance sheets. As of September 30, 2019 and December 31, 2018, unamortized prepaid production handling fees of $6.3 million and $7.3 million, respectively, were included in “Other assets” on the Company’s consolidated balance sheets.

4. Senior Secured Project Finance Term Loan

On June 28, 2017, the Company (the “Borrower”) entered into a Senior Secured Project Finance Term Loan (as amended on November 30, 2017, June 28, 2019 and December 20, 2019, the “Facility”) with SG Americas Securities, LLC, as the mandated lead arranger, Natixis, New York Branch and Commonwealth Bank of Australia, as co-arrangers with Societe Generale, as administrative agent (the “Administrative Agent”), SG Americas Securities LLC, as technical and modelling bank, Societe Generale, as security agent, structuring bank and issuing bank (collectively, the “Lenders”). The Facility provided for a credit facility in the maximum amount of $250.0 million with initial commitment of $100.0 million and an access to letters of credit (“LC”) of up to $20.0 million. The proceeds of the Facility and the LCs will be used solely by the Company to fund development and pre-development capital expenditures for the Borrowing Base Assets (“BBA”) and non-BBA and upfront financing costs linked to the Facility. The Facility is secured by substantially all of the Company and its wholly owned subsidiaries’ oil and gas properties, as well as its personal property assets. The maturity of the Facility is the earlier of (i) the reserve tail date and (ii) June 27, 2023. The Facility was amended on June 28, 2019 wherein the Lenders provided consent to a one-time distribution in an amount up to $41.0 million. The Facility was amended on December 20, 2019 allowing for an extension of the redetermination and the availability period.

Borrowings under the Facility may be in the form of LIBOR loan or Reference Rate loan (as defined in the Facility). The interest rate for the LIBOR loan is equal to LIBOR plus the applicable margin, which ranges from 4.0% to 7.0% in each case depending on the amount of the loan outstanding in relation to the Borrowing Base. The interest rate for the Reference Rate loan is equal to the interest rate publicly announced by Societe Generale as its reference rate plus the applicable margin, which ranges from 3.00% to 6.00% in each case depending on the amount of the loan outstanding in relation to the Borrowing Base. The Company is also obligated to pay a quarterly commitment fee computed at the rate of 2% per annum payable on the daily unused portion of the lesser of (i) the current Borrowing Base amount and (ii) the total commitments, as amortized. Loan principal may be optionally repaid from time to time without premium or penalty and is required to be paid (a) if the loan amount plus the aggregate LC exposure exceeds the total commitment, (b) if the loan amount exceeds the Borrowing Base and (c) at the maturity date of June 27, 2023.

The Facility is subject to an interim and a scheduled borrowing base recalculation date with effective dates of March 31st and September 30th based on the Company’s oil and natural gas reserves and other factors (the “Borrowing Base”). As a result of scheduled recalculations in 2018, the Facility’s borrowing base amounts increased to $107.0 million, effective April 1, 2018 and $131.0 million, effective October 1, 2018. The scheduled redetermination in 2019 was deferred until on or before February 28, 2020 pursuant to the amendment to the Facility dated December 20, 2019.

In connection with the issuance of the Facility, the Lenders have required, as a condition in issuing the Facility, that Riverstone Global Energy and Power Fund V (Non-U.S.), L.P., (“Riverstone”) execute and deliver a Riverstone Agreement Cap (the “Riverstone Agreement”) in the amount equal to $60.0 million, which was reduced to $50.0 million effective November 30, 2017. The Riverstone Agreement provides that upon the occurrence of a Payment Trigger Event, as defined in the Riverstone Agreement, Riverstone will pay to the Lenders the required equity amount with respect to the amount needed to provide the Borrower with sufficient funds to make the applicable capital expenditure payments.

The Facility contains various customary affirmative, negative and financial maintenance covenants. These covenants, among other things, requires that the Company maintain a (i) minimum equity ratio of 35% throughout the life of the Facility, (ii) cost to completion funding ratio of 1:1, which is tested on a quarterly basis, (iii) corporate funding ratio of 1:1, which is tested on a quarterly basis, (iv) minimum of 1.2x debt service coverage ratio, which is to be maintained quarterly through maturity and (v) leverage ratio of 3.5x of adjusted financial EBITDAX (as defined in the Facility), which will not trigger until the first full quarter ending after the BBA completion date projected in 2019. The Facility also contains cross default provisions whereby a default on other indebtedness in an aggregate principal amount exceeding $10.0 million in the case of the Company and $100.0 million in the case of Riverstone would result in a default under the Facility, which may, under circumstances including conditions defined in the Facility such as event of default, be interpreted by the Lenders as covenant violation. The events which constitute events of default include payment defaults, breaches of representations, warrants and covenants, insolvency and change of controls. Upon the occurrence of a default, in some cases following a notice and cure period, the Lenders may accelerate the maturity of the loan and require full and immediate repayment of all borrowings under the Facility. The Company was in compliance with all covenants under the Facility as of September 30, 2019 and December 31, 2018.

As of September 30, 2019 and December 31, 2018, the Company did not borrow under the Facility and had a Borrowing Base of $131.0 million, respectively. Unamortized debt discounts and deferred financing costs of $0.9 million as of September 30, 2019 and December 31, 2018, were included on the consolidated balance sheets within “Other current assets”. Unamortized debt discounts and deferred financing costs of $2.5 million and $3.1 million as of September 30, 2019 and December 31, 2018, respectively, were included on the consolidated balance sheets within “Other assets”.

5. Members’ Capital and Distributions

Capital Contribution

Pursuant to the Amended and Restated LLC Agreement, the Members may make capital contributions to the Company from time to time but will not be required to make any capital contributions. Additionally, certain distributable cash may be retained by the Company and recycled as capital contributions. Such amounts, as well as additional capital contributions, may be required to get the Company’s project investments online. See Note 9. “Commitments and Contingencies” for additional information.

As of September 30, 2019, capital contributions totaled $941.7 million, which include $50.1 million of distributions that were recycled as capital contributions during the nine months ended September 30, 2019.

Distributions

The Management Services Agreement requires that upon final determination of the amount of available cash as of the end of each calendar month, the Manager should promptly distribute such distributable cash. In accordance with the Management Services Agreement, distributions, if any, will be paid to the Company’s Member until such Member has received a return equal to the (i) capital investment in all of the ILX II Leasehold Interests, plus (ii) the total of all management fees paid, plus (iii) a preferred eight percent compounded annual return on the amounts in (i) and (ii). Once the preferred return is received, ILX-Ridgewood II, LLC will be entitled to twenty percent of the Company’s distributions, payable monthly. During the nine months ended September 30, 2019, distributions to the Company’s Member were $91.1 million, of which $50.1 million was recycled as capital contributions to the Company. During the nine months ended September 30, 2018, distributions to the Company’s Members were $54.4 million, of which $29.4 million was recycled as capital contributions to the Company.

Ridgewood Profit Participation

The Management Services Agreement provides that ILX-Ridgewood II, LLC is entitled to a share of the Company’s distributions only after certain conditions have been met. As of September 30, 2019, such conditions have not been met. See “Distributions” above for additional information.

6. Overhead Reimbursement (Management Fees)

The Management Services Agreement provides that the Manager render management, administrative and technical services, for which it receives an annual overhead reimbursement (or management fee), payable quarterly. During the three and nine months ended September 30, 2019, overhead reimbursement was $0.8 million and $2.5 million, respectively. During the three and nine months ended September 30, 2018, overhead reimbursement was $0.8 million and $2.1 million, respectively.

7. Derivative Instruments

The Company entered into fixed price swap contracts (“Swap”) with Commonwealth Bank and Societe Generale on September 29, 2017, effective October 1, 2017 through September 30, 2021, and with Natixis on October 2, 2017, effective October 1, 2017 through September 30, 2021 and with Commonwealth Bank and Natixis on April 25, 2019, effective May 1, 2019 through November 30, 2020 and May 1, 2019 through December 31, 2019, respectively, (collectively, the “Counterparties”), to hedge the Company’s exposure to commodity price fluctuations on a portion of oil production from the Company’s producing projects. The Company has elected not to use hedge accounting for its Swap and consequently, the Swap is marked-to-market each reporting period with fair value gains and losses recognized as derivative instrument gain or loss on the consolidated statements of operations. The estimated fair value of the Swap is based upon closing exchange prices for Louisiana Light Sweet Crude Oil available from Argus Media Group (“Argus LLS”). The Company has exposure to credit risk to the extent the derivative instrument counterparty is unable to satisfy its settlement commitment. The Company has entered into the Swap only with Counterparties that are also lenders in the Facility and have been deemed acceptable credit risk (see Note 4. “Senior Secured Project Finance Term Loan”).

The Swap is carried at its fair value on the consolidated balance sheets and the assets and liabilities are netted where derivatives with both gain and loss positions are held by a single counterparty with the same current and noncurrent classification, and where the Company has master netting arrangements. The master netting arrangements allow for set-off that may be exercised in the event of default and provides for contract termination and net settlement. The Company determines the current and noncurrent classification of the Swap based on the timing of expected settlement of individual trades. The Swap is settled based upon reported prices on Argus LLS.

As of September 30, 2019, the Company had outstanding positions under the Swap as detailed in the following table.

Production Period	Index	Volume in Bbls	Weighted Average Fixed Price Swap per Bbl	Estimated Fair Value
				(in thousands)
Assets:
October 1, 2019 to September 30, 2020	Argus LLS	745,100	$64.01	$6,233
October 1, 2020 to September 30, 2021	Argus LLS	181,500	$58.91	1,049

				$7,282

Liabilities:
October 1, 2019 to September 30, 2020	Argus LLS	75,100	$52.60	$208
October 1, 2020 to September 30, 2021	Argus LLS	42,200	$52.09	30

				$238

The following tables presents the fair value and classification of the outstanding positions under the Swap on the Company’s consolidated balance sheets as of September 30, 2019 and December 31, 2018 on a gross basis and after same-counterparty netting:

	September 30, 2019
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current assets:
Derivative instrument assets	$6,233	$—	$6,233
Non-current assets:
Derivative instrument assets	$1,049	$—	$1,049
Current liabilities:
Derivative instrument liabilities	$208	$—	$208
Non-current liabilities:
Derivative instrument liabilities	$30	$—	$30

	December 31, 2018
	Gross Amounts Recognized	Gross Amounts Offset	Net Amounts Presented
	(in thousands)
Current assets:
Derivative instrument assets	$375	$—	$375
Non-current liabilities:
Derivative instrument liabilities	$274	$—	274

None of the Company’s derivative instruments have been designated as hedges. As such, all changes in fair value are immediately recognized in earnings. The following table summarizes the realized and unrealized gains and losses on derivative instruments, which are included on the Company’s consolidated statements of operations under the caption “Derivative instrument gain (loss), net”.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Unrealized gain (loss) on derivative instruments, net	$4,069	$(2,079)	$6,943	$(7,062)
Realized gain (loss) on derivative instruments, net	1,848	(2,435)	623	(7,035)

Derivative instrument gain (loss), net	$5,917	$(4,514)	$7,566	$(14,097)

8. Related Party Transaction

The Company, through its wholly-owned project entity, ILX Prospect Claiborne, LLC and other third-party working interest owners in the Claiborne Project (collectively, the “Producers”) are parties to a production handling, gathering and operating services agreement (“PHA”) with ILX Prospect Beta, a wholly-owned subsidiary of ILX Holdings, LLC, (“ILX I”) and other entities that own the Beta Project production facility (collectively, the “Beta Project Owners”), whereby the Beta Project Owners will provide services related to the production handling and delivery of oil and natural gas production from the Claiborne Project via their owned Beta Project production facility. ILX I is an affiliated entity with the Company. The PHA was effective on December 12, 2016 and will continue in effect unless terminated by default, the Beta Project Owners or the Producers pursuant to the terms of the PHA (as amended on February 10, 2017, March 9, 2017, September 19, 2018, November 30, 2018 and December 1, 2018). Under the terms of the PHA, the Producers have agreed to pay the Beta Project Owners a fixed production handling fee for each barrel of oil and mcf of natural gas processed through the Beta Project production facility.

During the three and nine months ended September 30, 2019, the Company incurred $0.1 million and $0.2 million, respectively, representing its proportionate share of the production handling fees incurred with ILX I, which is included within “Operating expenses” on the Company’s consolidated statements of operations. There were no such amounts recorded for the three and nine months ended September 30, 2018. As of September 30, 2019 and December 31, 2018, the Company owed $0.1 million and $11 thousand, respectively, to ILX I representing its proportionate share of the production handling fees incurred for the production handling services, which are included within “Due to affiliate” on the consolidated balance sheets.

At times, short-term payables and receivables, which do not bear interest, arise from transactions with affiliates in the ordinary course of business.

9. Commitments and Contingencies

Funding Commitment

Pursuant to the Participation Agreement, the Company had provided for an initial funding commitment up to $350.0 million, which represented the cost estimates to fund the initial exploration operations of its ILX II Leasehold Interests, as initially budgeted. The funding commitment, with the approval of the Company’s Managing Committee, was increased to $800.0 million to meet the funding requirements that are necessary for the continued development and completion of the ILX II Leasehold Interests. Additionally, certain distributable cash may be retained by the Company and recycled as capital contributions. Distributions recycled as capital contributions do not reduce unfunded funding commitments. As of September 30, 2019, the Company had unfunded funding commitments of $129.3 million. See additional information in “Capital Commitments”.

Capital Commitments

As of September 30, 2019, the Company’s estimated capital commitments related to its oil and gas properties were $341.2 million (which include asset retirement obligations for the Company’s projects of $59.4 million), of which $142.8 million is expected to be spent during the next twelve months. Capital expenditures, other than for asset retirement obligations, are expected to be funded with unfunded funding commitments and cash flows from operations. Asset retirement obligations are expected to be funded through amounts withheld from operating income from the related project.

The Company’s primary short-term liquidity needs are for the funding of its operations and capital expenditures for its oil and gas properties. Such needs are expected to be funded utilizing operating income, capital contributions from the Company’s Member, existing cash-on-hand and, if needed, the Facility. Based upon its current cash position and its current reserve estimates, the Company expects cash flows from operations and unfunded funding commitment to be sufficient to cover its commitments and ongoing operations. Future operating income and cash flows are dependent on the continued successful development of the Company’s oil and gas properties and the related production and sale of oil and gas reserves from the Company’s properties under development. Reserve estimates are projections based on engineering data that cannot be measured with precision, require substantial judgment, and are subject to frequent revision.

Other Contingencies

In 2014, the Company entered into a production handling agreement with SBM Gulf Production, LLC (“SBM”) whereby SBM will provide services related to the delivery of oil and natural gas production from the Dantzler Project via the Thunder Hawk Facility (“Thunder Hawk”), a floating production system owned by SBM. Under the terms of the agreement, the Company would have an obligation to pay $2.2 million relating to the abandonment and removal of Thunder Hawk if the Dantzler Project’s production continues beyond the fifth anniversary of the date of the first processing of Dantzler Project’s production (or November 2020). If obligated, the payment of such contingent liability will be required within 60 days after the abandonment and removal operations of Thunder Hawk commence, a date which cannot be determined at this time.

Environmental and Governmental Regulations

The exploration for and development of oil and natural gas involves the extraction, production and transportation of materials which, under certain conditions, can be hazardous or cause environmental pollution problems. The Manager and operators of the Company’s properties are continually taking action they believe appropriate to satisfy applicable federal, state and local environmental regulations and do not currently anticipate that compliance with federal, state and local environmental regulations will have a material adverse effect upon capital expenditures, results of operations or the competitive position of the Company in the oil and gas industry. However, due to the significant public and governmental interest in environmental matters related to those activities, the Manager cannot predict the effects of possible future legislation, rule changes, or governmental or private claims. As of September 30, 2019 and December 31, 2018, there were no known environmental contingencies that required adjustment to, or disclosure in, the Company’s consolidated financial statements.

Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. Any such future laws and regulations could result in increased compliance costs or additional operating restrictions, which could have a material adverse effect on the Company’s operating results and cash flows. It is not possible at this time to predict whether such legislation or regulation, if proposed, will be adopted as initially written, if at all, or how legislation or new regulation that may be adopted would impact the Company’s business.

BOEM Notice to Lessees on Supplemental Bonding

On July 14, 2016, the Bureau of Ocean Energy Management (“BOEM”) issued a Notice to Lessees (“NTL”) that discontinued and materially replaced existing policies and procedures regarding financial security (i.e. supplemental bonding) for decommissioning obligations of lessees of federal oil and gas leases and owners of pipeline rights-of-way, rights-of use and easements on the Outer Continental Shelf (“Lessees”). Generally, the NTL (i) ended the practice of excusing Lessees from providing such additional security where co-lessees had sufficient financial strength to meet such decommissioning obligations, (ii) established new criteria for determining financial strength and additional security requirements of such Lessees, (iii) provided acceptable forms of such additional security and (iv) replaced the waiver system with one of self-insurance. The rule became effective as of September 12, 2016; however on January 6, 2017, the BOEM announced that it was suspending the implementation timeline for six months in certain circumstances. On June 22, 2017, the BOEM announced that the implementation timeline extension will remain in effect pending the completion of its review of the NTL. As of September 30, 2019, the BOEM has not completed its review nor has the NTL been enforced. The impact of the NTL, if enforced without change or amendment, may require the Company to fully secure all of its potential abandonment liabilities to the BOEM’s satisfaction using one or more of the enumerated methods for doing so. Potentially this could increase costs to the Company if the Company is required to obtain additional supplemental bonding, fund escrow accounts or obtain letters of credit.

Insurance Coverage

The Company is subject to all risks inherent in the exploration for and development of oil and natural gas. Insurance coverage as is customary for entities engaged in similar operations is maintained, but losses may occur from uninsurable risks or amounts in excess of existing insurance coverage. The occurrence of an event that is not insured or not fully insured could have a material adverse impact upon earnings and financial position. Moreover, insurance is obtained as a package covering all of the entities managed by the Manager. Depending on the extent, nature and payment of claims made by the Company or other entities managed by the Manager, yearly insurance coverage may be exhausted and become insufficient to cover a claim by the Company in a given year.

10. Subsequent Events

The Company has assessed the impact of subsequent events through the issuance of the unaudited interim consolidated financial statements on January 29, 2020 and has concluded that, other than as discussed below, there were no such events that require adjustment to, or disclosure in, the unaudited interim consolidated financial statements.

On December 10, 2019, the Company entered into a purchase and sale agreement (the “PSA”) to sell the Company’s working interests in certain of its producing oil and gas properties and all primary term acreage and prospects to Talos Production, Inc. (the “Buyer”) for an unadjusted purchase price of $260.5 million, subject to purchase price and customary post-closing adjustments. The unadjusted purchase price consisted of $158.0 million in cash and 4,510,000 shares of common stock of the Buyer’s parent company. Pursuant to the PSA, the sale excluded certain properties, financial instruments and working capital of the Company. The sale is expected to close in first quarter 2020.

On January 15, 2020, the Company terminated its Swap with Commonwealth Bank (“CB”) by making payment of $166 thousand to CB. On November 19, 2019, Societe Generale had novated its Swap to Natixis. On January 24, 2020, the Company terminated its swap with Natixis by receiving payment of $106 thousand from Natixis. There is no Swap currently outstanding as a result of these terminations.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Financial Statements

As of and For the Years Ended

December 31, 2018 and 2017

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Independent Auditor’s Report

To the Members of

Castex Energy 2014, LLC

Houston, Texas

We have audited the accompanying consolidated financial statements of Castex Energy 2014, LLC and Subsidiaries, which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Castex Energy 2014, LLC and Subsidiaries as of December 31, 2018 and 2017, and the results of their operations and their cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

April 29, 2019

Houston, Texas

Consolidated Financial Statements

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Balance Sheets

December 31,	2018	2017
Assets

Current Assets
Cash and cash equivalents	$4,466,138	$10,773,969
Accounts receivable	792,542	577,589
Accounts receivable - related party	1,240,779	997,177
Derivative Financial Instruments	947,172	7,478
Prepaid expenses and other current assets	153,046	32,013

Total Current Assets	7,599,677	12,388,226
Property and Equipment
Oil and gas properties, full cost method	268,999,117	196,238,989
Less: accumulated depreciation, depletion, amortization and impairment	64,213,014	50,014,568

Net Property and Equipment	204,786,103	146,224,421
Debt Issue Costs, net	407,316	280,203
Investments in Unconsolidated Entities	228,338	228,338

Total Assets	$213,021,434	$159,121,188

Liabilities and Members’ Equity
Current Liabilities
Accounts payable	$2,269,741	$601,560
Accounts payable - related party	3,418,964	206,075
Asset retirement obligations - current portion	2,788,151	213,168

Total Current Liabilities	8,476,856	1,020,803
Long-Term Debt	22,000,000	22,000,000
Asset Retirement Obligations, net of current portion	37,753,230	8,576,073

Total Liabilities	68,230,086	31,596,876
Commitments and Contingencies (Note 11)
Members’ Equity	144,791,348	127,524,312

Total Liabilities and Members’ Equity	$213,021,434	$159,121,188

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Statements of Operations

Year Ended December 31,	2018	2017
Revenue and Derivative Income (Loss)
Oil and gas sales	$31,308,655	$16,744,435
Gain (loss) on derivative financial instruments	(594,569)	1,051,317

Total Revenue and Derivative Income (Loss)	30,714,086	17,795,752
Operating Expenses
Operating costs and severance taxes	8,291,238	5,031,380
Transportation	1,347,081	548,735
Depreciation, depletion and amortization	14,198,446	9,120,582
General and administrative	2,382,773	2,008,312
Accretion of asset retirement obligations	954,802	406,052
Impairment of oil and gas properties	—	31,644,520

Total Operating Expenses	27,174,340	48,759,581

Income (Loss) from Operations	3,539,746	(30,963,829)
Other Income (Expense)
Interest expense	(1,272,710)	(1,051,165)

Total Other Expense	(1,272,710)	(1,051,165)

Net Income (Loss)	$2,267,036	$(32,014,994)

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Statements of Members’ Equity

	Series A		Series B		Total Members’ Equity
	Units	Amount	Units	Amount
Balance at January 1, 2017	159,041,774	$144,539,306	100	$—	$144,539,306
Contributions	15,000,000	15,000,000	—	—	15,000,000
Net Loss	—	(32,014,994)	—	—	(32,014,994)

Balance at December 31, 2017	174,041,774	127,524,312	100	—	127,524,312
Contributions	15,000,000	15,000,000	—	—	15,000,000
Net Income	—	2,267,036	—	—	2,267,036

Balance at December 31, 2018	189,041,774	$144,791,348	100	$—	$144,791,348

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Year Ended December 31,	2018	2017
Cash Flows from Operating Activities
Net Income (Loss)	$2,267,036	$(32,014,994)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	14,198,446	9,120,582
Accretion of asset retirement obligations	954,802	406,052
Impairment of oil and gas properties	—	31,644,520
Amortization of debt issue costs	321,347	241,664
Loss (gains) on derivative financial instruments	594,569	(1,051,317)
Settlements on derivative financial instruments	(1,534,263)	(15,010)
Changes in operating assets and liabilities:
Accounts receivable	(214,953)	(577,589)
Accounts receivable - members	—	15,000,000
Accounts receivable - related party	(243,602)	(864,800)
Prepaid expenses and other current assets	(121,033)	(9,492)
Accounts payable	1,668,181	575,338
Accounts payable - related party	(174,207)	(1,814,781)
Settlements of asset retirement obligations	(357,057)	(393,510)

Net Cash Provided By Operating Activities	17,359,266	20,246,663
Cash Flows from Investing Activities
Additions to oil and gas properties	(41,152,142)	(29,090,136)
Acquisition of oil and gas properties	2,933,505	4,050,000
Proceeds from sale of oil and gas properties	—	281,655

Net Cash Used In Investing Activities	(38,218,637)	(24,758,481)
Cash Flows from Financing Activities
Borrowings under new revolving credit facility	22,000,000	—
Repayment of balance under previous credit facility	(22,000,000)	—
Contributions from members	15,000,000	15,000,000
Debt issue costs	(448,460)	—

Net Cash Provided By Financing Activities	14,551,540	15,000,000

Net (Decrease) Increase in Cash and Cash Equivalents	(6,307,831)	10,488,182
Cash and Cash Equivalents, beginning of year	10,773,969	285,787

Cash and Cash Equivalents, end of year	$4,466,138	$10,773,969

Supplemental Cash Flow Information
Cash paid for interest	$1,059,525	$855,813

Non-Cash Investing and Financing Activities
Asset retirement obligations incurred	$30,524,398	$1,950,985
Revisions to asset retirement obligations	$629,997	$20,384
Capital expenditures in accounts payable-related party	$3,387,096	$—

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

1.	Organization, Affiliations and Nature of Operations

Castex Energy 2014, LLC (the “Company”) was formed on April 10, 2014, as a Delaware limited liability company and is engaged in the exploration, development and production of natural gas, crude oil and natural gas liquids. GOME 1271 LLC (“GOME”) and Castex Energy Development Fund II, LLC (“CEDF II”) are wholly-owned subsidiaries of Castex Energy 2014, LLC. The majority of the exploration efforts are concentrated in southern Louisiana and within the Outer Continental Shelf of the United States in the Gulf of Mexico.

The ownership interests in Castex Energy 2014, LLC are held by the Series A members specified in the Amended and Restated Limited Liability Company Agreement of Castex Energy 2014, LLC dated September 3, 2014 (“the LLCA”) and Castex Energy 2005, L.P., the sole Series B member and holder of 100 Series B units.

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Castex Energy 2014, LLC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Such estimates include, among other things, determining oil and gas reserve estimates recoverable in the future. Furthermore, it is reasonably possible that a change in this estimate could occur in the near future.

Significant estimates include volumes of oil and natural gas reserves used in calculating depreciation, depletion and amortization of oil and gas properties, ceiling test, future net revenues, abandonment obligations, the collectability of outstanding accounts receivable and contingencies. Oil and natural gas reserve estimates, which are the basis for unit-of-production depreciation, depletion and amortization, have numerous inherent uncertainties. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Subsequent drilling results, testing and production may justify revision of such estimates. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered. In addition, reserve estimates are sensitive to changes in wellhead prices of crude oil and natural gas. Such prices have been volatile in the past and can be expected to be volatile in the future.

Cash and Cash Equivalents

Cash and cash equivalents include deposits at banks and short term highly liquid investments with original maturities of ninety days or less.

Accounts Receivable

Accounts receivable primarily represent revenues for November and December. The Company’s accounts receivable are generally not collateralized. There was no allowance for doubtful accounts for either of the years presented.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Revenue Recognition

The Company follows the sales method of accounting for revenues whereby it recognizes revenues on production as it is taken and delivered to its purchasers, and if collectability of the revenue is probable. At times, owners may take more or less gas production from a property than they are entitled based on their ownership percentages in the property, which results in a production imbalance. As the Company follows the sales method of accounting, amounts are recorded as gas imbalances when the amounts owed exceed the Company’s share of the cumulative recoverable reserves from that property. As of December 31, 2018 and 2017, the Company has not recorded any gas imbalances.

Property and Equipment

The Company accounts for its investment in oil and gas producing activities using the full-cost method of accounting. Under this method of accounting, all costs, including indirect costs related to exploration and development activities, are capitalized as oil and gas property costs. These costs, and estimated future development costs, are accumulated and are amortized on an equivalent unit-of-production basis using total estimated proved oil and gas reserves. The Company accounts for workovers based on the nature of the work performed. Workover costs incurred for the purpose of restoring production in the same producing horizon are expensed as incurred. Workover costs incurred to explore shallower or deeper horizons to produce reserves from a new formation are capitalized. No gains or losses are recognized on the sale or disposition of oil and gas properties, except for sales which include a significant portion of the total proved reserves, and significantly alter the depletion rate. The cost of unevaluated properties are excluded from the full-cost amortization base until it is determined whether or not proved reserves can be assigned to the properties or impairment has occurred.

Ceiling Test

Under the full-cost method of accounting, a ceiling test is performed quarterly. The test establishes a limit (ceiling) on the book value of oil and natural gas properties. The capitalized costs of proved oil and gas properties, net of accumulated depreciation, depletion and amortization and previously recognized impairment may not exceed this “ceiling.” The ceiling limitation is the estimated future net cash flows from proved oil and natural gas reserves, excluding future cash outflows associated with settling asset retirement obligations accrued on the consolidated balance sheets. The Company uses a twelve month unweighted average price for ceiling test purposes. If capitalized costs exceed this limit, the excess is charged to impairment expense. No impairment expense was recorded for the year ended December 31, 2018. The Company recorded impairment expense of $31,644,520 for the year ended December 31, 2017.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, derivative financial instruments, and long-term debt. The carrying amounts of these accounts are representative of their respective fair values due to the short-term maturity of these instruments or their interest rate reflective of current market rates except for the derivative financial instruments which are adjusted to fair value at each period end (see Notes 6 and 7).

Debt Issue Costs

Debt issue costs consist of costs associated with obtaining credit with financial institutions. These costs are capitalized and amortized on a straight-line basis over the life of the credit agreement, which approximates the

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

effective interest method. Amortization expense was $321,347 and $241,664 for the years ended December 31, 2018 and 2017, respectively, and is included in interest expense in the consolidated statements of operations. In September 2018, the Company expensed the remaining unamortized debt issuance costs of $119,829 associated with its prior credit agreement, and recorded $448,460 of issuance costs associated with its new credit facility (See Note 7).

Investments in Unconsolidated Entities

The Company’s investments consist of an investment in CTS-Castex, LLC (“CTS-Castex”) of 33.38% as and Castex LaFourche, L.P (“Castex LaFourche”) of 4.73%.

The investment in CTS-Castex is accounted for under the equity method of accounting as the Company has the ability to exercise significant influence, and the investment in Castex LaFourche is accounted for under the cost method. No equity income for the investment in CTS-Castex was recorded for the years ended December 31, 2018 and 2017, as the company has not commenced business operations.

Income Taxes

As a limited liability company, the Company is not subject to federal or state income taxes as such income taxes accrue directly to the members.

The Company has adopted guidance issued by the FASB regarding accounting for uncertainty in income taxes. The guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. If management believes that an income tax position meets the more likely than not threshold, then the tax benefits of this income tax position would be recognized. There were none recognized for the years ended December 31, 2018 and 2017.

The Company has elected to record income tax related interest and penalties as a component of the provision for income tax expense. There was no interest or penalties recognized in the consolidated statements of operations for the years ended December 31, 2018 and 2017.

The Company believes that there are no income tax positions taken or expected to be taken that would significantly increase or decrease unrecognized income tax benefits within 12 months of the reporting date.

None of the Company’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, the period from Inception (April 10, 2014) and later remain subject to examination by the IRS or state tax authorities.

Asset Retirement Obligations

The Company follows FASB Accounting Standards Codification (“FASB ASC”) 410-20, Asset Retirement Obligations, which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirements costs. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

FASB ASC 410-20 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depleted over the life of the asset. An ongoing accretion expense is recognized for changes in the value of the liability as a result of the passage of time. If the obligation is settled for other than the carrying amount of the liability, the Company will record an adjustment to the full-cost pool. A credit-adjusted risk-free interest rate is used in our calculation of asset retirement obligations.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk include cash and cash equivalents.

The Company maintains cash balances at financial institutions in the United States of America, which at times exceed federally insured amounts. The Company monitors the financial condition of the institutions and has not experienced any losses associated with its accounts.

The Company’s customer concentration may impact its overall credit risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions affecting the oil and gas industry.

The Company enters into joint operating agreements with related parties for the exploration and development of on-shore and off-shore properties. These transactions expose the Company to potential credit risk arising from the operator’s failure to adequately manage its operations.

Subsequent Events

The Company evaluated subsequent events through April 29, 2019, which is the date these financial statements were available for issuance.

In January 2019, the Company received member contributions of $10,000,000.

3.	The Limited Liability Company Agreement (“LLCA”)

The Company was formed by Series A and Series B members. Series A units have a par value of $1.00 per unit. Series A members have one voting right for each Series A membership interest held while the Series B member has no voting rights. None of the members in his, her or its capacities as a Member, have any power or authority to manage the business or affairs of the Company or to bind any Members or enter into any agreements on behalf of the Company. The power and authority to manage the business or affairs of the Company is vested in the Board of Directors. The LLCA includes provisions for the purchase of additional interests and limitations on the ability of the members to transfer their interests. The LLCA also sets forth the manner of allocating income, deductions and credits for tax purposes and specifies the order for the allocation of proceeds upon dissolution.

Cash distributions are allocated as follows:

•

First, 100% to the holders of outstanding Series A Units with positive Unreturned Series A Capital Contributions in proportion to their relative number of such outstanding Series A Units, until the Unreturned Series A Capital Contributions attributable to each such outstanding Series A Unit have been reduced to zero dollars;

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

•

Second, 100% to the holders of outstanding Series A units in proportion to the relative Unpaid Series A Preference Amount attributable to each outstanding Series A Unit, until there has been distributed in respect of each outstanding Series A Unit in aggregate amount under the first distribution and this second distribution sufficient to achieve an 8% IRR with respect of such Series A Unit; and

•

Third, 100% to the Series B Member until there has been distributed in an aggregate amount under this distribution equal to 20% of the aggregate distributions made under the second distribution and third distribution;

•

Fourth, 80% to the holders of outstanding Series A Units pro rata in proportion to the relative number of outstanding Series A Units held by them and 20% to the Series B Member; until there has been distributed in respect to each outstanding Series A Unit an aggregate amount under the first, second, and fourth distributions equal to the Series A Return Threshold; and

•	Thereafter, 70% to the holders of outstanding Series A Units pro rata in proportion to the relative number of outstanding Series A Units held by them and 30% to the Series B Member.

There were no distributions to members for the years ended December 31, 2018 and 2017.

As of December 31, 2018 and 2017, there were 100 Series B units outstanding. It is intended that Series B Units will constitute Profits Interests only. As such, the Profits Interests will be considered a liability when the Company has reached the minimum internal rate of return required by the LLCA. As of December 31, 2018 and 2017, no amounts were recorded related to the Series B units as payments were not considered probable.

4.	Acquisitions

On November 14, 2018, the Company, through its wholly-owned subsidiary GOME, acquired a group of oil and gas properties in the Gulf of Mexico from McMoran Oil & Gas LLC in exchange for GOME assuming the i) lease abandonment obligations, ii) providing performance and umbrella bonds, and iii) assuming a contingent payment in the sum of $2,500,000, due no later than January 31, 2020, if the WTI Crude averages $72 per barrel for the trading days during calendar year 2019. As of December 31, 2018, no liability has been recorded for the contingent payment as it is not considered probable. The Company received cash of $4,578,600 and incurred $519,333 in acquisition costs, which have been recorded in the full cost pool as an asset acquisition.

During 2018, the Company also acquired interest in certain properties from third parties for a total of $1,125,762, recorded in the full cost pool.

On February 8, 2017, the Company, through its wholly-owned subsidiary GOME, acquired certain oil and gas properties in the Gulf of Mexico from ENI Petroleum US LLC and received cash of $4,050,000 million due to the assumption of asset retirement obligations associated with the acquired properties. This amount was recorded as a credit to the full cost pool.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

5.	Oil and Gas Properties

Capitalized costs related to the Company’s oil and gas producing activities and the related amounts of accumulated depreciation, depletion, amortization and impairment as of are as follows:

December 31,	2018	2017
Proved properties	$233,869,174	$159,397,355
Less: accumulated depreciation, depletion amortization and impairment	64,213,014	50,014,568

Proved properties - net	169,656,160	109,382,787
Unproved properties	35,129,943	36,841,634

Oil and gas properties - net	$204,786,103	$146,224,421

6.	Derivative Financial Instruments

All derivative instruments are measured periodically and at year end and are recorded on the consolidated balance sheets at fair value. Derivative contracts that are not designated as part of a valid qualifying hedge or fail to meet the requirements of the pronouncement as a highly effective hedge, are treated by recording the changes in the fair value from period to period, through earnings. The amounts paid or received upon each monthly settlement, are recorded as derivative gain (loss) with the offset recorded to cash. These monthly settlements are recorded to the Company’s consolidated statements of operations as “Gain on derivative financial instruments.” Derivative contracts are subject to master netting arrangements and are presented on a net basis in the consolidated balance sheets.

As of December 31, 2018, the Company had the following contracts outstanding (Asset (Liability) and fair value gain (loss)):

	Crude Oil				Natural Gas				Total
Period	Average (Bbls/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Average (MMBtu/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Asset (Liability)	Fair Value Gain (Loss)
Collars
1/2019 - 12/2019	125	$70-85.80	$833,179	$833,179	—	—	—	—	$833,179	$833,179
1/2019 - 3/2019	—	—	—	—	10,500	$2.90-3.10	(137,628)	(137,628)	(137,628)	(137,628)
4/2019 - 12/2019	—	—	—	—	2,331	2.50-2.89	(31,515)	(31,515)	(31,515)	(31,515)
4/2019 - 12/2019	—	—	—	—	2,500	2.70-3.03	48,063	48,063	48,063	48,063
1/2019 - 2/2019	—	—	—	—	7,000	$4.00-4.15	208,615	208,615	208,615	208,615
3/2019 - 12/2019	—	—	—	—	4,000	2.70-2.90	26,458	26,458	26,458	26,458

			$833,179	$833,179			$113,993	$113,993	$947,172	$947,172

As of December 31, 2017, the Company had the following contracts outstanding (Asset (Liability) and fair value gain (loss)):

	Crude Oil				Natural Gas				Total
Period	Average (Bbls/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Average (MMBtu/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Asset (Liability)	Fair Value Gain (Loss)
Swaps
1/2018 - 12/2018	250	$62	$(100,741)	$(100,741)	—	$—	$—	$—	$108,219	$108,219
1/2018 - 12/2018	—	—	—	—	1,500	3.03	108,219	108,219	(100,741)	(100,741)

			(100,741)	(100,741)			108,219	108,219	7,478	7,478

			$(100,741)	$(100,741)			$108,219	$108,219	$7,478	$7,478

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The following table summarizes the fair value and classification of the Company’s derivative instruments as of December 31, 2018 and 2017, all of which have not been designated as hedging instruments under FASB ASC 815:

	December 31, 2018
Location on Balance Sheet	Gross FV of Asset/ (Liabilities)	Gross Amounts of Assets/(Liabilities) Offset on Balance Sheet	Net FV of Assets/(Liabilities) Presented in the Balance Sheet
Current assets	$1,116,314	$(169,142)	$947,172
Long-term assets	—	—	—
Current liabilities	—	—	—
Long-term liabilities	—	—	—

Total	$1,116,314	$(169,142)	$947,172

	December 31, 2017
Location on Balance Sheet	Gross FV of Asset/ (Liabilities)	Gross Amounts of Assets/(Liabilities) Offset on Balance Sheet	Net FV of Assets/(Liabilities) Presented in the Balance Sheet
Current assets	$108,219	$(100,741)	$7,478
Long-term assets	—	—	—
Current liabilities	—	—	—
Long-term liabilities	—	—	—

Total	$108,219	$(100,741)	$7,478

The following table summarizes the effect of the Company’s derivative instruments in the consolidated statements of operations:

Year Ended December 31,	2018	2017
Derivatives Not Designated as Hedging Instruments
Beginning fair value of derivative financial instruments	$7,478	$(1,058,849)
(Loss) Gain on derivative financial instruments	(594,569)	1,051,317
Settlements on derivative financial instruments	1,534,263	15,010

Net change in fair value of derivative financial instruments	939,694	1,066,327

Ending fair value of derivative financial instruments	$947,172	$7,478

7.	Long-Term Debt

In February 2016, the Company’s wholly owned subsidiary, GOME, entered into a credit facility with a borrowing base of $27,000,000, and subsequently borrowed $22,000,000 to finance the acquisition of on-shore and off-shore oil and gas interests from CEP. The interest on the amount drawn is based on LIBOR plus an applicable margin. The interest rate at December 31, 2017 was 4.29%. The credit facility is subject to quarterly

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

commitment fee between .375% and .50% based on utilization. The borrowings are collateralized by proved property of the Company.

In September 2018, the Company refinanced its credit facility with First Tennessee Bank National Association with a borrowing base of $25,000,000 and maturity of March 18, 2022. Interest on the amount draw is based on LIBOR plus an applicable margin. The interest rate at December 31, 2018 was 4.70%. The credit facility is subject to commitment fee of .50% based on the unused commitment amount. The borrowings are collateralized by proved property of the Company. The borrowing base is also re-determined semi-annually on or around May 1st and November 1st of each year and may be reduced discretionarily by the lenders, which may require significant principal repayments. In November 2018, the borrowing base was re-determined and increased to $30,000,000.

As of December 31, 2018, the outstanding balance was $22,000,000. The Company is also subject to certain affirmative and negative covenants associated with the credit facility and was in compliance with all financial covenants as of December 31, 2018.

Future maturities of long-term debt are as follows:

Year Ending December 31,
2019	$—
2020	—
2021	—
2022	22,000,000

$22,000,000

8.	Asset Retirement Obligations

The details of asset retirement obligations are as follows:

December 31,	2018	2017
Asset retirement obligations, beginning of period	$8,789,241	$6,805,330
Liabilities incurred	30,524,398	1,950,985
Liabilities settled	(357,057)	(393,510)
Change in estimates	629,997	20,384
Accretion	954,802	406,052

Asset retirement obligations, end of period	$40,541,381	$8,789,241

9.	Related Party Transactions

The Company pays management fees to Castex Energy, Inc. (“CEI”), a related party, pursuant to a Shared Services Agreement. For the years ended December 31, 2018 and 2017, the management fees were $2,300,000 and $2,300,000, respectively. The Company capitalized $600,000 and $632,000 of this overhead to unproved properties during the years ended December 31, 2018 and 2017, respectively. Management fees net of capitalized amounts are included in general and administrative expenses in the consolidated statements of operations.

At December 31, 2018 and 2017, the Company was due $1,240,779 and $997,177, respectively, from CEI for net revenues receivable, included in accounts receivable - related party in the consolidated balance sheets.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

At December 31, 2018 and 2017, Castex Offshore Inc., a related party, was due $3,418,964 and $206,075, respectively, from the Company for operating and exploration expenditures, and property acquisition costs incurred by the Company, included in “accounts payable - related party” in the consolidated balance sheets.

10.	Fair Value Disclosure

The Company follows FASB ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

FASB ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy categorizes assets and liabilities measured at fair value into one of three different levels depending on the observability of the inputs employed in the measurement. The three levels are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

The following table presents information about the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2018 and 2017, and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Assets / (Liabilities)
Oil and Gas Commodity Contracts	$—	$947,172	$—	$947,172

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets / (Liabilities)
Oil and Gas Commodity Contracts	$—	$7,478	$—	$7,478

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

The carrying value of long-term debt approximates fair value because of the market interest rate of debt.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

New additions to asset retirement obligations result from estimations for new properties, and fair values for them are categorized as Level 3. Such estimations are based on present value techniques which utilize Company-specific information for such inputs as cost and timing of plugging and abandonment of wells and facilities. For the years ended December 31, 2018 and 2017, we recorded a total of $30,524,398 and $1,950,985, respectively, in additions to asset retirement obligations measured at fair value.

The Company determines the fair value of the assets acquired and liabilities assumed in business acquisitions using the income approach based on expected discounted future cash flows from estimated reserve quantities, costs to produce and develop reserves, and oil and natural gas forward prices. The future net revenues are discounted using a weighted average cost of capital. The discounted future net revenues of proved undeveloped, probable and possible reserves are deduced by an additional reserve adjustment factor to compensate for the inherent risk of estimating the value of unevaluated properties. The fair value measurements included significant unobservable inputs, making these a Level 3.

11.	Commitments and Contingencies

The Company may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. The Company regularly analyzes current information and as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management and legal counsel, at December 31, 2018, there were no threatened or pending legal matters that would have a material impact on the Company’s consolidated financial statements.

12.	Supplemental Oil and Gas Information (Unaudited)

Capitalized Costs

Capitalized costs include the cost of properties, equipment, and facilities for oil and natural gas producing activities. Capitalized costs for proved properties include costs for oil and natural gas leaseholds where proved reserves have been identified, development wells, and related equipment and facilities, including development wells in progress. Capitalized costs for unproved properties include costs for acquiring oil and natural gas leaseholds where no proved reserves have been identified, including costs of exploratory wells that are in the process of drilling or in active completion, and costs of exploratory wells suspended or waiting on completion. For a summary of these costs, see below.

Costs Incurred for Property Acquisition, Exploration, and Development Activities

The following table reflects the costs incurred for oil and natural gas property acquisition, exploration, and development activities during the year ended December 31, 2018 and 2017. Costs incurred also include new asset retirement obligations established in the current year, as well as increased or decreases to the asset retirement obligations resulting from changes to cost estimates during the year:

	December 31, 2018	December 31, 2017
Acquisition of properties	$(2,933,505)	$(4,050,000)
Exploration costs	16,484,507	18,502,356
Development costs	59,209,126	12,559,149

Total costs incurred	$72,760,128	$27,011,505

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Estimated Quantities of Proved Oil and Natural Gas Reserves

The Company employs full-time experienced reserve engineers and geologists who are responsible for determining proved reserves in compliance with Securities and Exchange Commission (“SEC”) guidelines. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The reserve data in the following tables only represent estimates and should not be construed as being exact. Engineering reserve estimates were prepared based upon interpretation of production performance data and sub-surface information obtained from the drilling of existing wells. The Company’s VP of Reservoir Engineering, internal reservoir engineers and geologists analyzed and prepared reserve estimates on all oil and natural gas fields. All of the Company’s proved oil and natural gas reserves are located in the United States primarily southern Louisiana and offshore Gulf of Mexico.

Proved oil and natural gas reserves are the estimated quantities of oil natural gas that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under economic and operating conditions existing at the time the estimate is made. Proved developed oil and natural gas reserves are proved reserves that can be expected to be recovered through existing wells and equipment in place and under operating methods being utilized at the time the estimates were made. A variety of methodologies are used to determine our proved reserve estimates. The principal methodologies employed are decline curve analysis, material balance, petro physics/log analysis and analogy. Some combination of these methods is used to determine reserve estimates in substantially all our fields.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Reserve estimates are often different from the quantities of oil, natural gas, and NGLs that are ultimately recovered. Estimating quantities of proved oil, natural gas and NGL reserves is a complex process that involves significant interpretations and assumptions and cannot be measured in an exact manner. It requires interpretations and judgment of available technical data, including the evaluation of available geological, geophysical and engineering data. The accuracy of any reserve estimate is highly dependent on the quality of available data, the accuracy of the assumptions on which they are based upon, economic factors, such as oil, natural gas and NGL prices, production costs, severance and excise taxes, capital expenditures, workover and remedial costs, and the assumed effects of governmental regulation. In addition, due to the lack of substantial, if any, production data, there are greater uncertainties in estimating PUD reserves, proved developed non-producing reserves and proved developed reserves that are early in their production life. As a result, the Company’s reserve estimates are inherently imprecise.

The following table sets forth information for the period ended December 31, 2018 and 2017 with respect to changes in the Company’s proved (i.e. proved developed and undeveloped) reserves:

	Crude Oil	Natural Gas	Total
	(Mbbl)	(MMcf)	(Mboe)
January 1, 2017	3,780	70,495	15,529
Extensions, discoveries and other additions	112	5,836	1,085
Acquisitions	166	5,417	1,069
Revisions	(987)	(18,657)	(4,096)
Production	(132)	(2,979)	(629)

December 31, 2017	2,939	60,112	12,958
Extensions, discoveries and other additions	284	8,739	1,741
Acquisitions	1,646	22,277	5,359
Revisions	(989)	(19,508)	(4,240)
Production	(208)	(4,807)	(1,009)

December 31, 2018	3,673	66,814	14,808

Proved Undeveloped Reserves, included above
December 31, 2017	1,652	47,497	9,569
December 31, 2018	3,141	58,167	12,836

Proved Developed Reserves, included above
December 31, 2017	1,287	12,615	3,389
December 31, 2018	531	8,646	1,972

For the year ended December 31, 2018, the Company had downward revisions of previous estimates of 4,240 Mboe. These revisions are primarily a result of well performance. As a result of ongoing drilling and completion activities during the period in 2018, the Company reported extensions, discoveries, and other additions of 1,741 Mboe. Additionally, during the period in 2018, the Company purchased reserves of 5,359 Mboe.

For the year ended December 31, 2017, the Company had downward revisions of previous estimates of 4,096 Mboe. As a result of ongoing drilling and completion activities during the fiscal year in 2017, the Company reported extensions, discoveries, and other additions of 1,085 Mboe. Additionally, during the fiscal year in 2017, the Company purchased reserves of 1,069 Mboe.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves

The Company follows the guidelines prescribed in ASC Topic 932, Extractive Activities—Oil and Gas for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. The following summarizes the policies used in the preparation of the accompanying oil and natural gas reserve disclosures, standardized measures of discounted future net cash flows from proved oil and natural gas reserves and the reconciliations of standardized measures from year to year.

The standardized measure of discounted future net cash flows from production of proved reserves was developed as follows: (1) estimates are made of quantities of proved reserves and future periods during which they are expected to be produced based on year-end economic conditions; (2) estimated future cash flows are compiled by applying the twelve month average of the first of the month prices of crude oil and natural gas relating to the Company’s proved reserves to the year-end quantities of those reserves for reserves; (3) future cash flows are reduced by estimated production costs, costs to develop and produce the proved reserves and abandonment costs, all based on year-end economic conditions, plus Company overhead incurred; (4) future income tax expenses are based on year-end statutory tax rates giving effect to the remaining tax basis in the oil and natural gas properties, other deductions, credits and allowances relating to the Company’s proved oil and natural gas reserves; and, (5) future net cash flows are discounted to present value by applying a discount rate of 10%.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC. These assumptions do not necessarily reflect the Company’s expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations, since these reserve quantity estimates are the basis for the valuation process. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. The standardized measure of discounted future net cash flows does not purport, nor should it be interpreted, to present the fair value of the Company’s oil and natural gas reserves. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs and a discount factor more representative of the time value of money and the risks inherent in reserve estimates.

The following table shows the base prices used in determining the standardized measure:

	Year Ended December 31,
	2018	2017
Oil price per Bbl	$65.56	$51.34
Natural gas price per Mcf	$3.10	$2.98

These prices were based on the 12-month arithmetic average first-of-month price for January 1, 2017 through December 31, 2017, and January 1, 2018 through December 31, 2018. The crude oil pricing was based on the West Texas Intermediate (“WTI”) price and the natural gas pricing was based on the Henry Hub price. All prices have been adjusted for transportation, quality and basis differentials.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The following summary sets forth the Company’s future net cash flows relating to proved oil and natural gas reserves based on the standardized measure prescribed in ASC Topic 932:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Future crude oil, natural gas and NGLs sales	$437,896,300	$330,010,500
Future production costs	(116,477,200)	(92,089,900)
Future development costs	(92,360,600)	(53,444,100)
Future income tax expense*	—	—

Future net cash flows	229,058,500	184,476,500
10% annual discount	(76,877,700)	(83,148,800)

Standardized measure of discounted future net cash flows	$152,180,800	$101,327,700

*

The Company’s calculations of the standardized measure of discounted future net cash flows as of December 31, 2018 and 2017 includes the Company’s obligation for Texas Margin Tax, but excludes the effect of estimated future income tax expenses as the Company is a limited liability company and not subject to income taxes.

The following are the principal sources of change in the Standardized Measure:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Balance at beginning of period	$101,327,700	$90,712,513
Sales of crude oil, natural gas and NGLs	(21,670,336)	(11,164,321)
Net change in prices and production costs	27,044,480	2,652,978
Net changes in future development costs	(4,231,518)	463,507
Extensions, discoveries and other additions	23,026,820	4,065,132
Acquisition of reserves	55,068,193	8,358,336
Revisions of previous quantity estimates	(31,303,725)	(12,396,563)
Previously estimated development costs incurred	5,012,577	1,059,961
Net change in income taxes	—	—
Accretion of discount	10,132,770	9,071,251
Other	(12,226,161)	8,504,906

Balance at end of period	$152,180,800	$101,327,700

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Financial Statements

As of September 30, 2019

and For the Year Ended December 31, 2018

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Financial Statements

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Balance Sheets (Unaudited)

	September 30, 2019	December 31, 2018
Assets
Current Assets
Cash and cash equivalents	$3,093,148	$4,466,138
Accounts receivable	1,002,765	792,542
Accounts receivable - members	6,000,000	—
Accounts receivable - related party	—	1,240,779
Derivative financial instruments	1,104,401	947,172
Prepaid expenses and other current assets	159,459	153,046

Total Current Assets	11,359,773	7,599,677

Property and Equipment
Oil and natural gas properties, full cost method	291,643,244	268,999,117
Less: accumulated depreciation, depletion, amortization and impairment	108,510,294	64,213,014

Net Property and Equipment	183,132,950	204,786,103

Debt Issue Costs, net	347,276	407,316

Investments in Unconsolidated Entities	228,338	228,338

Total Assets	$195,068,337	$213,021,434

Liabilities and Members’ Equity

Current Liabilities
Accounts payable	$735,055	$2,269,741
Accounts payable - related party	5,864,845	3,418,964
Asset retirement obligations - current portion	2,788,151	2,788,151

Total Current Liabilities	9,388,051	8,476,856

Long-Term Debt	22,000,000	22,000,000

Asset Retirement Obligations, net of current portion	37,245,459	37,753,230

Total Liabilities	68,747,635	68,230,086

Commitments and Contingencies (Note 11)

Members’ Equity	126,434,827	144,791,348

Total Liabilities and Members’ Equity	$195,068,337	$213,021,434

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue and Derivative Income (Loss)
Oil and natural gas sales	$11,098,862	$6,991,024	$35,923,449	$18,078,772
Gain (loss) on derivative financial instruments	723,360	(100,274)	1,280,726	(1,163,463)

Total Revenue and Derivative Income (Loss), net	11,822,222	6,890,750	37,204,175	16,915,309

Operating Expenses
Operating costs and severance taxes	6,735,044	1,890,654	18,103,667	4,571,638
Transportation	621,459	327,889	1,644,749	938,806
Depreciation, depletion and amortization	7,325,659	3,497,021	18,191,005	9,172,063
General and administrative	1,439,994	617,267	4,323,244	1,832,331
Accretion of asset retirement obligations	720,000	111,450	2,160,000	294,603
Impairment of oil and gas properties	26,106,275	—	26,106,275	—

Total Operating Expenses	42,948,431	6,444,281	70,528,940	16,809,441

Income (Loss) from Operations	(31,126,209)	446,469	(33,324,765)	105,868

Other Income (Expense)
Interest expense	(351,198)	(390,583)	(1,031,756)	(945,949)

Total Other Expense	(351,198)	(390,583)	(1,031,756)	(945,949)

Net Income (Loss)	$(31,477,407)	$55,886	$(34,356,521)	$ (840,081)

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Statements of Members’ Equity (Unaudited)

	Series A		Series B		Total Members’ Equity
	Units	Amount	Units	Amount

Balance at December 31, 2017	174,041,774	$127,524,312	100	$—	$127,524,312
Net Income	—	396,286	—	—	396,286

Balance at March 31, 2018	174,041,774	127,920,598	100	—	127,920,598
Net Loss	—	(1,292,253)	—	—	(1,292,253)

Balance at June 30, 2018	174,041,774	126,628,345	100	—	126,628,345
Contributions	15,000,000	15,000,000	—	—	15,000,000
Net Income	—	55,886	—	—	55,886

Balance at September 30, 2018	189,041,774	141,684,231	100	—	141,684,231
Net Income	—	3,107,117	—	—	3,107,117

Balance at December 31, 2018	189,041,774	144,791,348	100	—	144,791,348
Contributions	10,000,000	10,000,000	—	—	10,000,000
Net Loss	—	(1,395,842)	—	—	(1,395,842)

Balance at March 31, 2019	199,041,774	153,395,506	100	—	153,395,506
Net Income	—	(1,483,272)	—	—	(1,483,272)

Balance at June 30, 2019	199,041,774	151,912,234	100	—	151,912,234
Contributions	6,000,000	6,000,000	—	—	6,000,000
Net Loss	—	(31,477,407)	—	—	(31,477,407)

Balance at September 30, 2019	205,041,774	$126,434,827	100	$—	$126,434,827

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash Flows from Operating Activities
Net Loss	$(34,356,521)	$(840,081)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion and amortization	$18,191,005	$9,172,063
Accretion of asset retirement obligations	2,160,000	294,603
Impairment of oil and natural gas properties	26,106,275	—
Amortization of debt issue costs	103,619	280,203
Loss (gains) on derivative financial instruments	(1,280,726)	(79,226)
Settlements on derivative financial instruments	1,123,497	621,345
Changes in operating assets and liabilities:
Accounts receivable	(210,223)	214,953
Accounts receivable - related party	1,240,779	243,602
Prepaid expenses and other current assets	(6,413)	121,033
Accounts payable	(1,534,686)	1,668,181
Accounts payable - related party	(3,906,152)	(4,723,977)
Settlements of asset retirement obligations	(1,009,758)	(122,160)

Net Cash Provided By Operating Activities	6,620,696	6,850,539

Cash Flows from Investing Activities
Additions to oil and natural gas properties	(17,718,700)	(21,694,990)
Acquisition of oil and natural gas properties	466,470	—
Divestiture of oil and natural gas properties	(697,877)	—

Net Cash Used In Investing Activities	(17,950,107)	(21,694,990)

Cash Flows from Financing Activities
Borrowings under new revolving credit facility	—	22,000,000
Repayment of balance under previous credit facility	—	(22,000,000)
Contributions from members	10,000,000	15,000,000
Debt issue costs	(43,579)	(390,347)

Net Cash Provided By Financing Activities	9,956,421	14,609,653

Net Decrease in Cash and Cash Equivalents	(1,372,990)	(234,798)
Cash and Cash Equivalents, beginning of period	4,466,138	10,773,969

Cash and Cash Equivalents, end of period	$3,093,148	$10,539,171

Supplemental Cash Flow Information
Cash paid for interest	$942,056	$758,451

Non-Cash Investing and Financing Activities
Revisions to asset retirement obligations	$2,545,611	$—
Capital expenditures in accounts payable	$6,352,033	$7,936,866
Contributions receivable from members	$6,000,000	$—

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

1.	Organization, Affiliations and Nature of Operations

Castex Energy 2014, LLC (the “Company”) was formed on April 10, 2014, as a Delaware limited liability company and is engaged in the exploration, development and production of natural gas, crude oil and natural gas liquids. GOME 1271 LLC (“GOME”) and Castex Energy Development Fund II, LLC (“CEDF II”) are wholly-owned subsidiaries of Castex Energy 2014, LLC. The majority of the exploration efforts are concentrated in southern Louisiana and within the Outer Continental Shelf of the United States in the Gulf of Mexico.

The ownership interests in Castex Energy 2014, LLC are held by the Series A members specified in the Amended and Restated Limited Liability Company Agreement of Castex Energy 2014, LLC dated September 3, 2014 (“the LLCA”) and Castex Energy 2005, L.P., the sole Series B member and holder of 100 Series B units.

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Castex Energy 2014, LLC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Such estimates include, among other things, determining oil and natural gas reserve estimates recoverable in the future. Furthermore, it is reasonably possible that a change in this estimate could occur in the near future.

Significant estimates include volumes of oil and natural gas reserves used in calculating depreciation, depletion and amortization of oil and natural gas properties, ceiling test, future net revenues, abandonment obligations, the collectability of outstanding accounts receivable and contingencies. Oil and natural gas reserve estimates, which are the basis for unit-of-production depreciation, depletion and amortization, have numerous inherent uncertainties. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Subsequent drilling results, testing and production may justify revision of such estimates. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered. In addition, reserve estimates are sensitive to changes in wellhead prices of crude oil and natural gas. Such prices have been volatile in the past and can be expected to be volatile in the future.

Cash and Cash Equivalents

Cash and cash equivalents include deposits at banks and short term highly liquid investments with original maturities of ninety days or less.

Accounts Receivable

Accounts receivable primarily represent estimated revenues of oil and natural gas for the prior two months. The Company’s accounts receivable are generally not collateralized. There was no allowance for doubtful accounts for either of the periods presented.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

Revenue Recognition

The Company follows the sales method of accounting for revenues whereby it recognizes revenues on production as it is taken and delivered to its purchasers, and if collectability of the revenue is probable. At times, owners may take more or less gas production from a property than they are entitled based on their ownership percentages in the property, which results in a production imbalance. As the Company follows the sales method of accounting, amounts are recorded as gas imbalances when the amounts owed exceed the Company’s share of the cumulative recoverable reserves from that property. The Company has not recorded gas imbalances for any of the periods presented.

Property and Equipment

The Company accounts for its investment in oil and natural gas producing activities using the full-cost method of accounting. Under this method of accounting, all costs, including indirect costs related to exploration and development activities, are capitalized as oil and natural gas property costs. These costs, and estimated future development costs, are accumulated and are amortized on an equivalent unit-of-production basis using total estimated proved oil and natural gas reserves. The Company accounts for workovers based on the nature of the work performed. Workover costs incurred for the purpose of restoring production in the same producing horizon are expensed as incurred. Workover costs incurred to explore shallower or deeper horizons to produce reserves from a new formation are capitalized. No gains or losses are recognized on the sale or disposition of oil and natural gas properties, except for sales which include a significant portion of the total proved reserves, and significantly alter the depletion rate. The cost of unevaluated properties are excluded from the full-cost amortization base until it is determined whether or not proved reserves can be assigned to the properties or impairment has occurred.

Ceiling Test

Under the full-cost method of accounting, a ceiling test is performed quarterly. The test establishes a limit (ceiling) on the book value of oil and natural gas properties. The capitalized costs of proved oil and natural gas properties, net of accumulated depreciation, depletion and amortization and previously recognized impairment may not exceed this “ceiling.” The ceiling limitation is the estimated future net cash flows from proved oil and natural gas reserves, excluding future cash outflows associated with settling asset retirement obligations accrued on the consolidated balance sheets. The Company uses a twelve month unweighted average price for ceiling test purposes. If capitalized costs exceed this limit, the excess is charged to impairment expense. The Company recorded impairment expense of $26,106,275 for the three and nine months ended September 30, 2019. No impairment expense was recognized for any period during the year ended December 31, 2018.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, derivative financial instruments, and long-term debt. The carrying amounts of these accounts are representative of their respective fair values due to the short-term maturity of these instruments or their interest rate reflective of current market rates except for the derivative financial instruments which are adjusted to fair value at each period end (see Notes 6 and 10).

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

Debt Issue Costs

Debt issue costs consist of costs associated with obtaining credit with financial institutions. These costs are capitalized and amortized on a straight-line basis over the life of the credit agreement, which approximates the effective interest method. Amortization expense was $35,797 and $103,619 for the three and nine months ended September 30, 2019, respectively and $159,772 and $280,203 for the three and nine months ended September 30, 2018, respectively, and is included in interest expense in the consolidated statements of operations. In September 2018, the Company expensed unamortized debt issuance costs of $119,829 associated with its previous credit agreement and recorded $448,460 of issuance costs associated with its new credit facility (See Note 7).

Investments in Unconsolidated Entities

The Company’s investments consist of an investment in CTS-Castex, LLC (“CTS-Castex”) of 33.38% as and Castex LaFourche, L.P (“Castex LaFourche”) of 4.73%.

The investment in CTS-Castex is accounted for under the equity method of accounting as the Company has the ability to exercise significant influence, and the investment in Castex LaFourche is accounted for under the cost method. No equity income for the investment in CTS-Castex was recorded for any of the periods presented as the company has not commenced business operations.

Income Taxes

As a limited liability company, the Company is not subject to federal or state income taxes as such income taxes accrue directly to the members.

The Company has adopted guidance issued by the FASB regarding accounting for uncertainty in income taxes. The guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. If management believes that an income tax position meets the more likely than not threshold, then the tax benefits of this income tax position would be recognized. There were none recognized for any of the periods presented.

The Company has elected to record income tax related interest and penalties as a component of the provision for income tax expense. There was no interest or penalties recognized in the consolidated statements of operations for any of the periods presented.

The Company believes that there are no income tax positions taken or expected to be taken that would significantly increase or decrease unrecognized income tax benefits within 12 months of the reporting date.

None of the Company’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2015 and later remain subject to examination by the IRS or state tax authorities.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

Asset Retirement Obligations

The Company follows FASB Accounting Standards Codification (“FASB ASC”) 410-20, Asset Retirement Obligations, which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirements costs. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset.

FASB ASC 410-20 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depleted over the life of the asset. An ongoing accretion expense is recognized for changes in the value of the liability as a result of the passage of time. If the obligation is settled for other than the carrying amount of the liability, the Company will record an adjustment to the full-cost pool. A credit-adjusted risk-free interest rate is used in our calculation of asset retirement obligations.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk include cash and cash equivalents.

The Company maintains cash balances at financial institutions in the United States of America, which at times exceed federally insured amounts. The Company monitors the financial condition of the institutions and has not experienced any losses associated with its accounts.

The Company’s customer concentration may impact its overall credit risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions affecting the oil and gas industry.

The Company enters into joint operating agreements with related parties for the exploration and development of on-shore and off-shore properties. These transactions expose the Company to potential credit risk arising from the operator’s failure to adequately manage its operations.

Subsequent Events

The Company evaluated subsequent events through January 29, 2020, which is the date these financial statements were available for issuance.

On December 10, 2019, the Company entered into a Purchase and Sale Agreement with Talos Production Inc., a wholly owned subsidiary of Talos Energy Inc., whereas Talos Production Inc. will purchase all of the issued and outstanding membership interests of the Company, excluding certain transactions.

3.	The Limited Liability Company Agreement (“LLCA”)

The Company was formed by Series A and Series B members. Series A units have a par value of $1.00 per unit. Series A members have one voting right for each Series A membership interest held while the Series B member has no voting rights. None of the members in his, her or its capacities as a Member, have any power or authority to manage the business or affairs of the Company or to bind any Members or enter into any agreements on behalf

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

of the Company. The power and authority to manage the business or affairs of the Company is vested in the Board of Directors. The LLCA includes provisions for the purchase of additional interests and limitations on the ability of the members to transfer their interests. The LLCA also sets forth the manner of allocating income, deductions and credits for tax purposes and specifies the order for the allocation of proceeds upon dissolution.

In March 2018, a change in control of Castex Energy 2005, L.P. occurred and ownership of the Series B units transferred to Castex Energy 2005, LLC.

Cash distributions are allocated as follows:

•

First, 100% to the holders of outstanding Series A Units with positive Unreturned Series A Capital Contributions in proportion to their relative number of such outstanding Series A Units, until the Unreturned Series A Capital Contributions attributable to each such outstanding Series A Unit have been reduced to zero dollars;

•

Second, 100% to the holders of outstanding Series A units in proportion to the relative Unpaid Series A Preference Amount attributable to each outstanding Series A Unit, until there has been distributed in respect of each outstanding Series A Unit in aggregate amount under the first distribution and this second distribution sufficient to achieve an 8% IRR with respect of such Series A Unit; and

•

Third, 100% to the Series B Member until there has been distributed in an aggregate amount under this distribution equal to 20% of the aggregate distributions made under the second distribution and third distribution;

•

Fourth, 80% to the holders of outstanding Series A Units pro rata in proportion to the relative number of outstanding Series A Units held by them and 20% to the Series B Member; until there has been distributed in respect to each outstanding Series A Unit an aggregate amount under the first, second, and fourth distributions equal to the Series A Return Threshold; and

•	Thereafter, 70% to the holders of outstanding Series A Units pro rata in proportion to the relative number of outstanding Series A Units held by them and 30% to the Series B Member.

There were no distributions to members for the years ended December 31, 2018 and 2017.

As of September 30, 2019 and December 31, 2018, there were 100 Series B units outstanding. It is intended that Series B Units will constitute Profits Interests only. As such, the Profits Interests will be considered a liability when the Company has reached the minimum internal rate of return required by the LLCA. As of September 30, 2019 and December 31, 2018, no amounts were recorded related to the Series B units as payments were not considered probable.

4.	Acquisitions

On November 14, 2018, the Company, through its wholly-owned subsidiary GOME, acquired a group of oil and natural gas properties in the Gulf of Mexico from McMoran Oil & Gas LLC in exchange for GOME assuming the i) lease abandonment obligations, ii) providing performance and umbrella bonds, and iii) assuming a contingent payment in the sum of $2,500,000, due no later than January 31, 2020, if the WTI Crude averaged $72 per barrel for the trading days during calendar year 2019. As of September 30, 2019, and December 31, 2018, no liability has been recorded for the contingent payment as it is not considered probable. The Company received cash of $4,578,600 and incurred $519,333 in acquisition costs, which have been recorded in the full cost pool as an asset acquisition.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

During 2018, the Company also acquired interest in certain properties from third parties for a total of $1,125,762, recorded in the full cost pool as an asset acquisition.

5.	Oil and Natural Gas Properties

Capitalized costs related to the Company’s oil and natural gas producing activities and the related amounts of accumulated depreciation, depletion, amortization and impairment as of are as follows:

	September 30, 2019	December 31, 2018
Proved properties	$259,208,722	$233,869,174
Less: accumulated depreciation, depletion amortization and impairment	108,510,294	64,213,014

Proved properties - net	150,698,428	169,656,160
Unproved properties	32,434,522	35,129,943

Oil and natural gas properties - net	$183,132,950	$204,786,103

6.	Derivative Financial Instruments

All derivative instruments are measured periodically and at year end and are recorded on the consolidated balance sheets at fair value. Derivative contracts that are not designated as part of a valid qualifying hedge or fail to meet the requirements of the pronouncement as a highly effective hedge, are treated by recording the changes in the fair value from period to period, through earnings. The amounts paid or received upon each monthly settlement, are recorded as derivative gain (loss) with the offset recorded to cash. These monthly settlements are recorded to the Company’s consolidated statements of operations as “Gain on derivative financial instruments.” Derivative contracts are subject to master netting arrangements and are presented on a net basis in the consolidated balance sheets.

As of September 30, 2019, the Company had the following contracts outstanding (Asset (Liability) and fair value gain (loss)):

	Crude Oil				Natural Gas				Total
Period	Average (Bbls/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Average (MMBtu/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Asset (Liability)	Fair Value Gain (Loss)
Collars
10/1/19 - 12/31/19	125	$70-85.80	$122,065	$122,065	—	—	—	—	$122,065	$122,065
10/1/19 - 12/31/19	—	—	—	—	2,331	$2.50-2.89	24,538	24,538	24,538	24,538
10/1/19 - 12/31/19	—	—	—	—	2,500	2.70-3.03	70,556	70,556	70,556	70,556
11/1/19 - 12/31/19					4,000	2.70-2.90	74,933	74,933	74,933	74,933

			$122,065	$122,065			$170,027	$170,027	$292,092	$292,092

Swaps
10/1/19 - 12/31/19	300	$70.00	$362,551	$362,551	—	—	—	—	$362,551	$362,551
10/1/19 - 12/31/19	400	59.00	190,010	190,010	—	—	—	—	190,010	190,010
1/1/20 - 12/31/20	200	55.00	259,748	259,748	—	—	—	—	259,748	259,748

			$812,309	$812,309			$—	$—	812,309	$812,309

			934,374	934,374			$170,027	$170,027	$1,104,401	$1,104,401

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

As of December 31, 2018, the Company had the following contracts outstanding (Asset (Liability) and fair value gain (loss)):

	Crude Oil				Natural Gas				Total
Period	Average (Bbls/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Average (MMBtu/Day)	Contract Price	Asset (Liability)	Fair Value Gain (Loss)	Asset (Liability)	Fair Value Gain (Loss)
Collars
1/2019 - 12/2019	125	$70-85.80	$833,179	$833,179	—	—	—	—	$833,179	$833,179
1/2019 - 3/2019	—	—	—	—	10,500	$2.90-3.10	(137,628)	(137,628)	(137,628)	(137,628)
4/2019 - 12/2019	—	—	—	—	2,331	2.50-2.89	(31,515)	(31,515)	(31,515)	(31,515)
4/2019 - 12/2019	—	—	—	—	2,500	2.70-3.03	48,063	48,063	48,063	48,063
1/2019 - 2/2019	—	—	—	—	7,000	4.00-4.15	208,615	208,615	208,615	208,615
3/2019 - 12/2019	—	—	—	—	4,000	2.70-2.90	26,458	26,458	26,458	26,458

			$833,179	$833,179			$113,993	$113,993	$947,172	$947,172

The following table summarizes the fair value and classification of the Company’s derivative instruments as of September 30, 2019 and December 31, 2018, all of which have not been designated as hedging instruments under FASB ASC 815:

	September 30, 2019
Location on Balance Sheet	Gross FV of Asset/ (Liabilities)	Gross Amounts of Assets/(Liabilities) Offset on Balance Sheet	Net FV of Assets/(Liabilities) Presented in the Balance Sheet
Current assets	$1,104,401	$—	$1,104,401
Long-term assets	—	—	—
Current liabilities	—	—	—
Long-term liabilities	—	—	—

Total	$1,104,401	$—	$1,104,401

	December 31, 2018
Location on Balance Sheet	Gross FV of Asset/ (Liabilities)	Gross Amounts of Assets/(Liabilities) Offset on Balance Sheet	Net FV of Assets/(Liabilities) Presented in the Balance Sheet
Current assets	$1,116,314	$(169,142)	$947,172
Long-term assets	—	—	—
Current liabilities	—	—	—
Long-term liabilities	—	—	—

Total	$1,116,314	$(169,142)	$947,172

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

The following table summarizes the effect of the Company’s derivative instruments in the consolidated statements of operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Derivatives Not Designated as Hedging Instruments
Beginning fair value of derivative financial instruments	$1,059,282	$(709,572)	$947,172	$7,478
(Loss) Gain on derivative financial instruments	723,360	450,136	1,280,726	79,226
Settlements on derivative financial instruments	(678,241)	(275,205)	(1,123,497)	(621,345)

Net change in fair value of derivative financial instruments	45,119	174,931	157,229	(542,119)

Ending fair value of derivative financial instruments	$1,104,401	$(534,641)	$1,104,401	$(534,641)

7.	Long-Term Debt

In February 2016, the Company’s wholly owned subsidiary, GOME, entered into a credit facility with a borrowing base of $27,000,000, and subsequently borrowed $22,000,000 to finance the acquisition of on-shore and off-shore oil and natural gas interests acquired from Castex Energy Partners, LP (“CEP”), a related party.

In September 2018, the Company refinanced its credit facility with First Tennessee Bank National Association with a borrowing base of $25,000,000 and maturity of March 18, 2022. Interest on the amount draw is based on LIBOR plus an applicable margin. The interest rate at September 30, 2019 was 5.43% and December 31, 2018 was 4.70%. The credit facility is also subject to a commitment fee of .50% based on the unused commitment amount. The borrowings are collateralized by proved property of the Company. The borrowing base is also re-determined semi-annually on or around May 1st and November 1st of each year and may be reduced discretionarily by the lenders, which may require significant principal repayments. The borrowing base was re-determined and increased to $30,000,000 in November 2018.

In July 2019, the Company’s borrowing base was re-determined to $25,000,000 with availability stepping down to $21,000,000 on November 1, 2019.

As of September 30, 2019, the Company’s outstanding balance on the credit facility was $22,000,000 and the Company was in compliance with all covenants. The Company reduced the outstanding balance to $21,000,000 in October 2019, maintaining compliance with the availability on November 1, 2019.

Future maturities of long-term debt are as follows:

As of September 30,
2020	$—
2021	—
2022	22,000,000

$22,000,000

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

8.	Asset Retirement Obligations

The details of asset retirement obligations are as follows:

	September 30, 2019	December 31, 2018
Asset retirement obligations, beginning of period	$40,541,381	$8,789,241
Liabilities incurred	—	30,524,398
Liabilities sold	(2,488,666)	—
Liabilities settled	(122,160)	(357,057)
Change in estimates	(56,945)	629,997
Accretion	2,160,000	954,802

Asset retirement obligations, end of period	$40,033,610	$40,541,381

9.	Related Party Transactions

The Company pays management fees to Castex Energy, Inc. (“CEI”), a related party, pursuant to a Shared Services Agreement. For the three and nine months ended September 30, 2019, the management fees were $1,750,000 and $5,250,000, respectively. For the three and nine months ended September 30, 2018, the management fees were $575,000 and $1,725,000, respectively. The Company capitalized $405,000 and $1,215,000 during the three and nine months ended September 30, 2019, respectively, of this overhead to unproved properties, and $150,000 and $450,000 during the three and nine months ended September 30, 2018, respectively. Management fees net of capitalized amounts are included in general and administrative expenses in the consolidated statements of operations.

At September 30, 2019 CEI was due $988,172 which comprises of $2,943,304 revenues receivable and $3,931,476 joint interest billings for September and August 2019. At December 31, 2018, the Company was due $1,240,779 from CEI which comprises of $4,035,481 revenues receivable and $2,794,702 joint interest billings.

At September 30, 2019 Castex Offshore Inc., (“COI”), a related party, was due $4,876,673 which comprises of $2,149,931 revenues receivable and $7,026,604 joint interest billings for September and August 2019. At December 31, 2018, the COI was due $3,418,964 which comprises of $4,233,040 revenues receivable and $7,652,004 joint interest billings.

Balances with CEI and COI are presented net in accounts receivable - related party or accounts payable - related party, as applicable for the period, in the consolidated financial statements as rights of setoff exist.

10.	Fair Value Disclosure

The Company follows FASB ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

FASB ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy categorizes assets and liabilities measured at fair value into one of three different levels

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

depending on the observability of the inputs employed in the measurement. The three levels are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

The following table presents information about the Company’s assets and liabilities measured at fair value on a recurring basis as of September 30, 2019 and December 31, 2018, and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	September 30, 2019
	Level 1	Level 2	Level 3	Total
Assets / (Liabilities)
Oil and Gas Commodity Contracts	$—	$1,104,401	$—	$1,104,401

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Assets / (Liabilities)
Oil and Gas Commodity Contracts	$—	$947,172	$—	$947,172

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

New additions to asset retirement obligations result from estimations for new properties, and fair values for them are categorized as Level 3. Such estimations are based on present value techniques which utilize Company-specific information for such inputs as cost and timing of plugging and abandonment of wells and facilities. For nine months ended September 30, 2019 no additions to asset retirement obligations measured at fair value were recorded. For the year ended December 31, 2018, we recorded a total of $30,524,398, in additions to asset retirement obligations measured at fair value.

The Company determines the fair value of the assets acquired and liabilities assumed in business acquisitions using the income approach based on expected discounted future cash flows from estimated reserve quantities, costs to produce and develop reserves, and oil and natural gas forward prices. The future net revenues are discounted using a weighted average cost of capital. The discounted future net revenues of proved undeveloped, probable and possible reserves are deduced by an additional reserve adjustment factor to compensate for the inherent risk of estimating the value of unevaluated properties. The fair value measurements included significant unobservable inputs, making these a Level 3.

CASTEX ENERGY 2014, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

11.	Commitments and Contingencies

The Company may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. The Company regularly analyzes current information and as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management and legal counsel, at September 30, 2019, there were no threatened or pending legal matters that would have a material impact on the Company’s consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Financial Statements

As of and For the Years Ended

December 31, 2018 and 2017

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Independent Auditor’s Report

To the Partners of

Castex Energy 2016, LP

Houston, Texas

We have audited the accompanying consolidated financial statements of Castex Energy 2016, LP and Subsidiary, which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in partners’ capital, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Castex Energy 2016, LP and Subsidiary as of December 31, 2018 and 2017, and the results of their operations and their cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

April 29, 2019

Houston, Texas

Consolidated Financial Statements

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Balance Sheets

December 31,	2018	2017
Assets
Current Assets
Cash and cash equivalents	$156,883	$325,891
Accounts receivable	37,413	43,922
Accounts receivable - affiliates	—	7,837
Prepaid expenses and other current assets	14,765	590

Total Current Assets	209,061	378,240
Property and Equipment
Oil and gas properties, full cost method	11,045,425	7,193,820
Less: accumulated depreciation, depletion, and amortization	1,753,064	797,229

Net Property and Equipment	9,292,361	6,396,591
Investment in Unconsolidated Entity	23,542	23,542

Total Assets	$9,524,964	$6,798,373

Liabilities and Partners’ Capital
Current Liabilities
Accounts payable and accrued liabilities	$224,651	$77,631
Accounts payable - affiliate	1,183,112	18,015
Asset retirement obligations - current portion	70,029	23,685

Total Current Liabilities	1,477,792	119,331
Long-Term Debt- Affiliate	929,631	—
Asset Retirement Obligations, net of current portion	749,620	756,378

Total Liabilities	3,157,043	875,709
Commitments and Contingencies (Note 9)
Partners’ Capital	6,367,921	5,922,664

Total Liabilities and Partners’ Capital	$9,524,964	$6,798,373

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Statements of Operations

Year Ended December 31,	2018	2017
Oil and Gas Revenues	$2,618,186	$1,534,519

Operating Expenses
Operating costs and severance taxes	682,632	464,932
Transportation	80,280	41,688
Depreciation, depletion and amortization	955,835	666,416
General and administrative	375,624	391,875
Accretion of asset retirement obligations	48,927	40,441

Total Operating Expenses	2,143,298	1,605,352

Income (Loss) from Operations	474,888	(70,833)

Other Income (Expense)
Interest expense	(29,631)	—
Other	—	(3,648)

Total Other Income (Expense)	(29,631)	(3,648)

Net Income (Loss)	$445,257	$(74,481)

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Statements of Changes in Partners’ Capital

Balance at January 1, 2017	$5,997,145
Net Loss	(74,481)

Balance at December 31, 2017	5,922,664
Net Income	445,257

Balance at December 31, 2018	$6,367,921

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Statements of Cash Flows

Year Ended December 31,	2018	2017
Cash Flows from Operating Activities
Net Income (Loss)	$445,257	$(74,481)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	955,835	666,416
Accretion of asset retirement obligations	48,927	40,441
Changes in operating assets and liabilities:
Accounts receivable	6,509	(43,922)
Accounts receivable - affiliates	7,837	566,039
Prepaid expenses and other current assets	(14,175)	3,433
Accounts Payable	176,651	77,631
Accounts Payable - Affiliates	1,007,706	18,015
Settlements of asset retirement obligations	(29,998)	(19,133)

Net Cash Provided by Operating Activities	2,604,549	1,234,439
Cash Flows from Investing Activities
Additions to oil and gas properties	(3,551,406)	(2,102,783)
Acquisitions of oil and gas properties	(122,151)	450,000
Proceeds from the sale of oil and gas properties	—	31,295

Net Cash Used In Investing Activities	(3,673,557)	(1,621,488)
Cash Flows from Financing Activities
Proceeds from note payable- Affiliates	900,000	—

Net Cash Provided By Financing Activities	900,000	—

Net Decrease in Cash and Cash Equivalents	(169,008)	(387,049)
Cash and Cash Equivalents, beginning of year	325,891	712,940

Cash and Cash Equivalents, end of year	$156,883	$325,891

Non-Cash Investing and Financing Activities
Revisions to asset retirement obligations	$(14,849)	$(978)
Capital Expenditures and Accounts Payable-Affiliates	$157,391	$—
Asset retirement obligations incurred	$35,506	$197,427

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

1.	Organization, Affiliations and Nature of Operations

Castex Energy 2016, LP was formed on March 22, 2016 (date of inception), as a Texas limited partnership and is engaged in the exploration, development and production of natural gas, crude oil and natural gas liquids. The majority of the exploration efforts are concentrated in southern Louisiana and within the Outer Continental Shelf of the United States in the Gulf of Mexico. The general partner of Castex Energy 2016, LP is Castex Energy 2016 GP, LLC, a Delaware limited liability company.

On May 2, 2017, Castex Energy, Inc. assigned 100% equity interest in Dorado Deep GP, LLC (“Dorado Deep”), a Delaware limited liability company, to Castex Energy 2016, LP. Dorado Deep is an entity qualified to hold offshore leases. Castex Energy 2016, LP is the sole member of Dorado Deep and, as such, Dorado Deep is considered a wholly-owned subsidiary of Castex Energy 2016, LP (Dorado Deep and Castex Energy 2016, LP are hereinafter collectively referred to as the “Partnership”).

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Castex Energy 2016, LP and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Such estimates include, among other things, determining oil and gas reserve estimates recoverable in the future. Furthermore, it is reasonably possible that a change in this estimate could occur in the near future.

Significant estimates include volumes of oil and natural gas reserves used in calculating depletion of oil and gas properties, ceiling test, future net revenues, abandonment obligations, the collectability of outstanding accounts receivable and contingencies. Oil and natural gas reserve estimates, which are the basis for unit-of-production depletion and annual ceiling test, have numerous inherent uncertainties. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Subsequent drilling results, testing and production may justify revision of such estimates. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered. In addition, reserve estimates are sensitive to changes in wellhead prices of crude oil and natural gas. Such prices have been volatile in the past and are expected to be volatile in the future.

Cash and Cash Equivalents

Cash and cash equivalents include deposits at banks and short term highly liquid investments with original maturities of ninety days or less.

Accounts Receivable

Accounts receivable primarily represent revenues for November and December. The Partnership’s accounts receivable are generally not collateralized. There was no allowance for doubtful accounts for either of the years presented.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

Revenue Recognition

The Partnership follows the sales method of accounting for revenues whereby it recognizes revenues on production as it is taken and delivered to its purchasers, and if collectability of the revenue is probable. At times, owners of an oil and gas property may take more or less production from a property than they are entitled based on their ownership percentages in the property, which results in a production imbalance. As the Partnership follows the sales method of accounting, amounts are recorded as gas imbalances when the amounts owed exceed the Partnership’s share of the cumulative recoverable reserves from that property. As of December 31, 2018 and 2017, the Partnership has not recorded any gas imbalances.

Property and Equipment

The Partnership accounts for its investment in oil and gas producing activities using the full-cost method of accounting. Under this method of accounting, all costs, including indirect costs related to exploration and development activities, are capitalized as oil and gas property costs. These costs, and estimated future development costs, are accumulated and are amortized on an equivalent unit-of-production basis using total estimated proved oil and gas reserves. The Partnership accounts for workovers based on the nature of the work performed. Workover costs incurred for the purpose of restoring production in the same producing horizon are expensed as incurred. Workover costs incurred to explore shallower or deeper horizons to produce reserves from a new formation are capitalized. No gains or losses are typically recognized on the sale or disposition of oil and gas properties, except for sales which include a significant portion of the total proved reserves, and significantly alter the depletion rate. The cost of unevaluated properties are excluded from the full-cost amortization base until it is determined whether or not proved reserves can be assigned to the properties or impairment has occurred.

Ceiling Test

Under the full-cost method of accounting, a ceiling test is performed quarterly. The test establishes a limit (ceiling), on the book value of oil and gas properties. The capitalized costs of proved oil and gas properties, net of accumulated depreciation, depletion and amortization may not exceed this “ceiling.” The ceiling limitation is the estimated future net cash flows from proved oil and gas reserves, excluding future cash outflows associated with settling asset retirement obligations accrued on the balance sheet. The Partnership uses a twelve month unweighted average price for ceiling test purposes. If capitalized costs exceed this limit, the excess is charged to impairment expense. There was no impairment expense for the years ended December 31, 2018 and 2017.

Fair Value of Financial Instruments

The Partnership’s consolidated financial instruments consist primarily of cash and cash equivalents, accounts receivable and accounts payable. The carrying amounts of these accounts are representative of their respective fair values due to the short-term nature of these instruments. The fair value of the Partnership’s debt with affiliate can’t be estimated due to the related party nature.

Investment in Unconsolidated Entity

The Partnership’s investment consists of an investment in Castex LaFourche, LP (“Castex LaFourche”), an affiliated entity, of 0.525%. The investment is accounted for under the cost method.

Income Taxes

The Partnership is not a taxpaying entity. No provision for federal income taxes has been made for the Partnership as these taxes are the responsibility of the individual partners.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

A margin tax applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on the Partnership’s Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base rate that considers both revenue and expenses and therefore has the characteristics of an income tax. As the Partnership has its primary operations in Southern Louisiana and in Federal waters, the impact of the Texas margin tax is immaterial to the consolidated financial statements.

The Partnership follows FASB Accounting Standards Codification (“ASC”) 740, Income Taxes, for accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than fifty percent likely to be realized upon its ultimate settlement. The Partnership had no uncertain tax positions as of December 31, 2018 and 2017.

The Partnership records income tax related interest and penalties, if applicable, as a component of the provision for income tax expense. However, there were no amounts recognized relating to interest and penalties in the consolidated statements of operations for the years ended December 31, 2018 and 2017.

None of the Partnership’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, all periods since inception (March 22, 2016) remain subject to examination by the IRS or the State of Texas.

The Partnership also files a state tax return in Louisiana; however, the resulting income flows through to the partners’ individual state tax return.

Asset Retirement Obligations

The Partnership follows FASB Accounting Standards Codification (“FASB ASC”) 410-20, Asset Retirement Obligations, which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirements costs. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset.

FASB ASC 410-20 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depleted over the life of the asset. An ongoing accretion expense is recognized for changes in the value of the liability as a result of the passage of time. If the obligation is settled for other than the carrying amount of the liability, the Partnership will record an adjustment to the full-cost pool.

Concentration of Credit Risk

Financial instruments which potentially subject the Partnership to concentrations of credit risk include cash and cash equivalents and accounts receivable.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

The Partnership maintains cash balances at financial institutions in the United States of America, which at times exceed federally insured amounts. The Partnership monitors the financial condition of the institutions and has not experienced any losses associated with its accounts.

The Partnership’s customer concentration may impact its overall credit risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions affecting the oil and gas industry.

The Partnership enters into joint operating agreements with related parties for the exploration and development of on-shore and off-shore properties. These transactions expose the Partnership to potential credit risk arising from the operator’s failure to adequately manage its operations.

Subsequent Events

The Partnership evaluated subsequent events through April 29, 2019, which is the date these consolidated financial statements were available for issuance.

In January 2019, the Partnership’s wholly owned subsidiary, Dorado Deep, closed on the purchase of certain oil and gas properties from GOME 1271, a related party, and received cash of approximately $600,000. The purchase was recorded as an asset acquisition.

3.	Acquisitions

During 2018, the Partnership did not enter into any purchase and sale agreements. On February 8, 2017, the Partnership acquired certain oil and gas properties in the Gulf of Mexico from ENI Petroleum US LLC and received cash of $450,000 due to the assumption of asset retirement obligations associated with the acquired properties. This amount was recorded as a credit to the full cost pool.

4.	Oil and Gas Properties

Capitalized costs related to the Partnership’s oil and gas producing activities and the related amounts of accumulated depreciation, depletion, and amortization as of December 31, 2018 and 2017 are as follows:

December 31,	2018	2017
Proved properties	$10,725,232	$6,895,740
Less: accumulated depreciation, depletion and amortization	1,753,064	797,229

Proved properties - net	8,972,168	6,098,511
Unproved properties	320,193	298,080

Oil and gas properties - net	$9,292,361	$6,396,591

5.	Long-Term Debt - Affiliate

On June 1, 2018 the Partnership entered into a promissory note with Castex Management Partners, LP (“CMP”), an affiliated party, in the amount of $500,000. The note bears interest at a rate of 7% based on a 365 day year, to be paid monthly no later than the first day of the month. Principal, along with interest accrued, is due on or before June 1, 2020.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

Subsequently, on August 1, 2018, the Partnership entered into a second promissory note with CMP in the amount of $400,000. The note carries the same interest terms as the first promissory note, but matures on August 1, 2020. Interest expense of $29,631 is recorded in the consolidated statements of operations in 2018.

6.	Asset Retirement Obligations

The details of asset retirement obligations are as follows:

December 31,	2018	2017
Asset retirement obligations, beginning of year	$780,063	$562,306
Liabilities incurred	35,506	197,427
Liabilities settled	(29,998)	(19,133)
Change in estimates	(14,849)	(978)
Accretion	48,927	40,441

Asset retirement obligations, end of year	$819,649	$780,063

7.	Related Party Transactions

The Partnership pays management fees to CEI, a related party. For the years ended December 31, 2018 and 2017, the management fees were $250,000 and $250,000, respectively.

At December 31, 2018, CEI was due $1,008,582, from the partnership for operating and exploration expenditures, included in “accounts payable - affiliates” on the consolidated balance sheet. At December 31, 2017, the Partnership was due $7,837, respectively, from CEI for revenues receivable, included in “accounts receivable - affiliates” on the consolidated balance sheet.

At December 31, 2018 and 2017, Castex Offshore Inc., a related party, was due $174,530 and $18,015, respectively, from the Partnership for operating and exploration expenditures, included in “accounts payable - affiliates” on the consolidated balance sheet.

In 2018, the Partnership also entered into note payables with CMP, an affiliated party. See Note 5.

8.	Fair Value Disclosure

The Partnership follows FASB ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

FASB ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy categorizes assets and liabilities measured at fair value into one of three different levels depending on the observability of the inputs employed in the measurement. The three levels are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

New additions to asset retirement obligations result from estimations for new properties, and fair values for them are categorized as Level 3. Such estimations are based on present value techniques which utilize Partnership-specific information for such inputs as cost and timing of plugging and abandonment of wells and facilities. For the years ended December 31, 2018 and 2017, the Partnership recorded a total of $35,506 and $197,427, respectively, in additions to asset retirement obligations measured at fair value.

The Partnership determines the fair value of the assets acquired and liabilities assumed in business acquisitions using the income approach based on expected discounted future cash flows from estimated reserve quantities, costs to produce and develop reserves, and oil and natural gas forward prices. The future net revenues are discounted using a weighted average cost of capital. The discounted future net revenues of proved undeveloped, probable and possible reserves are deduced by an additional reserve adjustment factor to compensate for the inherent risk of estimating the value of unevaluated properties. The fair value measurements included significant unobservable inputs, making these a Level 3.

The fair value of assets or liabilities associated with acquisitions of businesses are on a non-recurring basis and is not measured in periods after initial recognition.

9.	Commitments and Contingencies

The Partnership may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. The Partnership regularly analyzes current information and as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management and legal counsel, at December 31, 2018, there were no threatened or pending legal matters that would have a material impact on the Partnership’s consolidated financial statements.

10.	Supplemental Oil and Gas Information (Unaudited)

Capitalized Costs

Capitalized costs include the cost of properties, equipment, and facilities for oil and natural gas producing activities. Capitalized costs for proved properties include costs for oil and natural gas leaseholds where proved reserves have been identified, development wells, and related equipment and facilities, including development wells in progress. Capitalized costs for unproved properties include costs for acquiring oil and natural gas leaseholds where no proved reserves have been identified, including costs of exploratory wells that are in the process of drilling or in active completion, and costs of exploratory wells suspended or waiting on completion. For a summary of these costs, see below.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

Costs Incurred for Property Acquisition, Exploration, and Development Activities

The following table reflects the costs incurred for oil and natural gas property acquisition, exploration, and development activities during the year ended December 31, 2018 and 2017. Costs incurred also include new asset retirement obligations established in the current year, as well as increased or decreases to the asset retirement obligations resulting from changes to cost estimates during the year:

	December 31, 2018	December 31, 2017
Acquisition of properties	$122,151	$(450,000)
Exploration costs	1,137,741	1,594,746
Development costs	2,591,713	704,486

Total costs incurred	$3,851,605	$1,849,232

Estimated Quantities of Proved Oil and Natural Gas Reserves

The Company employs full-time experienced reserve engineers and geologists who are responsible for determining proved reserves in compliance with Securities and Exchange Commission (“SEC”) guidelines. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The reserve data in the following tables only represent estimates and should not be construed as being exact. Engineering reserve estimates were prepared based upon interpretation of production performance data and sub-surface information obtained from the drilling of existing wells. The Company’s VP of Reservoir Engineering, internal reservoir engineers and geologists analyzed and prepared reserve estimates on all oil and natural gas fields. All of the Company’s proved oil and natural gas reserves are located in the United States primarily southern Louisiana and offshore Gulf of Mexico.

Proved oil and natural gas reserves are the estimated quantities of oil natural gas that geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under economic and operating conditions existing at the time the estimate is made. Proved developed oil and natural gas reserves are proved reserves that can be expected to be recovered through existing wells and equipment in place and under operating methods being utilized at the time the estimates were made. A variety of methodologies are used to determine our proved reserve estimates. The principal methodologies employed are decline curve analysis, material balance, petro physics/log analysis and analogy. Some combination of these methods is used to determine reserve estimates in substantially all of our fields.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

Reserve estimates are often different from the quantities of oil, natural gas, and NGLs that are ultimately recovered. Estimating quantities of proved oil, natural gas and NGL reserves is a complex process that involves significant interpretations and assumptions and cannot be measured in an exact manner. It requires interpretations and judgment of available technical data, including the evaluation of available geological, geophysical and engineering data. The accuracy of any reserve estimate is highly dependent on the quality of available data, the accuracy of the assumptions on which they are based upon, economic factors, such as oil, natural gas and NGL prices, production costs, severance and excise taxes, capital expenditures, workover and remedial costs, and the assumed effects of governmental regulation. In addition, due to the lack of substantial, if any, production data, there are greater uncertainties in estimating PUD reserves, proved developed non-producing reserves and proved developed reserves that are early in their production life. As a result, the Company’s reserve estimates are inherently imprecise.

The following table sets forth information for the period ended December 31, 2018 and 2017 with respect to changes in the Partnership’s proved (i.e. proved developed and undeveloped) reserves:

	Crude Oil	Natural Gas	Total
	(Mbbl)	(MMcf)	(Mboe)
January 1, 2017	169	3,774	798
Extensions, discoveries and other additions	16	861	160
Acquisitions	18	602	119
Revisions	(11)	(363)	(72)
Production	(11)	(297)	(60)

December 31, 2017	181	4,577	944
Extensions, discoveries and other additions	29	857	172
Acquisitions	26	255	68
Revisions	15	(3)	14
Production	(15)	(428)	(87)

December 31, 2018	235	5,258	1,111

Proved Developed Reserves, included above
December 31, 2017	124	3,660	734
December 31, 2018	170	4,078	849

Proved Undeveloped Reserves, included above
December 31, 2017	58	917	210
December 31, 2018	65	1,180	262

For the year ended December 31, 2018, the Partnership had upward revisions of previous estimates of 14 Mboe. These revisions are primarily the result of better well performance from new wells that exceeded previous estimates. As a result of ongoing drilling and completion activities during the period in 2018, the Partnership reported extensions, discoveries, and other additions of 172 Mboe. Additionally, during the period in 2018, the Partnership purchased reserves of 68 Mboe.

For the year ended December 31, 2017, the Partnership had downward revisions of previous estimates of 72 Mboe. As a result of ongoing drilling and completion activities during the fiscal year in 2017, the Partnership reported extensions, discoveries, and other additions of 160 Mboe. Additionally, during the fiscal year in 2017, the Partnership purchased reserves of 119 Mboe.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves

The Company follows the guidelines prescribed in ASC Topic 932, Extractive Activities—Oil and Gas for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. The following summarizes the policies used in the preparation of the accompanying oil and natural gas reserve disclosures, standardized measures of discounted future net cash flows from proved oil and natural gas reserves and the reconciliations of standardized measures from year to year.

The standardized measure of discounted future net cash flows from production of proved reserves was developed as follows: (1) estimates are made of quantities of proved reserves and future periods during which they are expected to be produced based on year-end economic conditions; (2) estimated future cash flows are compiled by applying the twelve month average of the first of the month prices of crude oil and natural gas relating to the Company’s proved reserves to the year-end quantities of those reserves for reserves; (3) future cash flows are reduced by estimated production costs, costs to develop and produce the proved reserves and abandonment costs, all based on year-end economic conditions, plus Company overhead incurred; (4) future income tax expenses are based on year-end statutory tax rates giving effect to the remaining tax basis in the oil and natural gas properties, other deductions, credits and allowances relating to the Company’s proved oil and natural gas reserves; and, (5) future net cash flows are discounted to present value by applying a discount rate of 10%.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC. These assumptions do not necessarily reflect the Company’s expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations, since these reserve quantity estimates are the basis for the valuation process. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. The standardized measure of discounted future net cash flows does not purport, nor should it be interpreted, to present the fair value of the Company’s oil and natural gas reserves. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs and a discount factor more representative of the time value of money and the risks inherent in reserve estimates.

The following table shows the base prices used in determining the standardized measure:

	Year Ended December 31,
	2018	2017
Oil price per Bbl	$65.56	$51.34
Natural gas price per Mcf	$3.10	$2.98

These prices were based on the 12-month arithmetic average first-of-month price for January 1, 2017 through December 31, 2017, and January 1, 2018 through December 31, 2018. The crude oil pricing was based on the West Texas Intermediate (“WTI”) price and the natural gas pricing was based on the Henry Hub price. All prices have been adjusted for transportation, quality and basis differentials.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements

The following summary sets forth the Partnership’s future net cash flows relating to proved oil, and natural gas reserves based on the standardized measure prescribed in ASC Topic 932:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Future crude oil, natural gas and NGLs sales	$30,338,411	$22,356,500
Future production costs	(5,749,831)	(7,509,200)
Future development costs	(4,384,916)	(4,962,800)
Future income tax expense*	—	—

Future net cash flows	20,203,664	9,884,500
10% annual discount	(7,187,450)	(4,014,800)

Standardized measure of discounted future net cash flows	$13,016,214	$5,869,700

*

The Partnership’s calculations of the standardized measure of discounted future net cash flows as of December 31, 2018 and 2017 includes the Partnership’s obligation for Texas Margin Tax, but excludes the effect of estimated future income tax expenses as the Partnership is a limited liability Partnership and not subject to income taxes.

The following are the principal sources of change in the Standardized Measure:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Balance at beginning of period	$5,869,700	$4,395,479
Sales of crude oil, natural gas and NGLs	(1,855,274)	(1,027,969)
Net change in prices and production costs	3,791,411	702,961
Net changes in future development costs	(454,948)	(875,109)
Extensions, discoveries and other additions	2,234,137	577,344
Acquisition of reserves	978,591	738,525
Revisions of previous quantity estimates	855,597	(127,633)
Previously estimated development costs incurred	635,056	132,024
Net change in income taxes	—	—
Accretion of discount	586,970	439,548
Other	374,975	914,530

Balance at end of period	$13,016,215	$5,869,700

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Financial Statements

As of September 30, 2019, and for the

Year Ended December 31, 2018

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Financial Statements

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Balance Sheets (Unaudited)

	September 30, 2019	December 31, 2018
Assets
Current Assets
Cash and cash equivalents	$693,014	$156,883
Accounts receivable	111,698	37,413
Prepaid expenses and other current assets	14,765	14,765

Total Current Assets	819,477	209,061
Property and Equipment
Oil and natural gas properties, full cost method	16,260,890	11,045,425
Less: accumulated depreciation, depletion, and amortization	3,147,800	1,753,064

Net Property and Equipment	13,113,090	9,292,361
Investment in Unconsolidated Entity	23,542	23,542

Total Assets	$13,956,109	$9,524,964

Liabilities and Partners’ Capital
Current Liabilities
Accounts payable and accrued liabilities	$82,296	$224,651
Accounts payable - related parties	1,690,666	1,183,112
Note payable - affiliate	979,451	929,631
Asset retirement obligations - current portion	344,990	70,029

Total Current Liabilities	3,097,403	2,407,423
Asset Retirement Obligations, net of current portion	4,546,417	749,620

Total Liabilities	7,643,820	3,157,043
Commitments and Contingencies (Note 9)
Partners’ Capital	6,312,289	6,367,921

Total Liabilities and Partners’ Capital	$13,956,109	$9,524,964

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Oil and Natural Gas Revenues	$1,309,260	$725,945	$4,036,261	$1,533,252
Operating Expenses
Operating costs and severance taxes	815,559	186,187	2,001,677	457,835
Transportation	63,859	23,036	147,154	52,709
Depreciation, depletion and amortization	460,485	286,443	1,394,736	602,222
General and administrative	81,369	90,464	273,506	243,782
Accretion of asset retirement obligations	75,000	11,421	225,000	29,022

Total Operating Expenses	1,496,272	597,551	4,042,073	1,385,570

Income (Loss) from Operations	(187,012)	128,394	(5,812)	147,682
Other Income (Expense)
Interest expense	(17,080)	(13,420)	(49,820)	(13,420)

Total Other Expense	(17,080)	(13,420)	(49,820)	(13,420)

Net Income (Loss)	$(204,092)	$114,974	$(55,632)	$134,262

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Statements of Changes in Partners’ Capital (Unaudited)

Balance at December 31, 2017	$5,922,664
Net Income	163,503

Balance at March 31, 2018	6,086,167
Net Loss	(144,215)

Balance at June 30, 2018	5,941,952
Net Income	114,974

Balance at September 30, 2018	6,056,926
Net Income	310,995

Balance at December 31, 2018	$6,367,921
Net Income	222,541

Balance at March 31, 2019	6,590,462
Net Loss	(74,081)

Balance at June 30, 2019	6,516,381
Net Loss	(204,092)

Balance at September 30, 2019	$6,312,289

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash Flows from Operating Activities
Net Income (Loss)	$(55,632)	$134,262
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	1,394,736	602,222
Accretion of asset retirement obligations	225,000	29,022
Changes in operating assets and liabilities:
Accounts receivable	(74,285)	(799)
Accounts receivable - related parties	—	7,837
Prepaid expenses and other current assets	—	(14,175)
Accounts payable	(92,535)	80,373
Accounts payable - related parties	1,733,745	1,039,709
Settlements of asset retirement obligations	(109,698)	—

Net Cash Provided by Operating Activities	3,021,331	1,878,451
Cash Flows from Investing Activities
Additions to oil and natural gas properties	(3,178,060)	(2,952,464)
Acquisitions of oil and natural gas properties	692,860	—

Net Cash Used in Investing Activities	(2,485,200)	(2,952,464)
Cash Flows from Financing Activities
Proceeds from note payable - related parties	—	900,000

Net Cash Provided By Financing Activities	—	900,000

Net Increase (Decrease) in Cash and Cash Equivalents	536,131	(174,013)
Cash and Cash Equivalents, beginning of period	156,883	325,891

Cash and Cash Equivalents, end of period	$693,014	$151,878

Non-Cash Investing and Financing Activities
Asset retirement obligations incurred	$3,846,758	$—
Capital expenditures in accounts payable and accrued liabilities	$1,226,191	$1,175,194

See accompanying notes to consolidated financial statements.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements (Unaudited)

1.	Organization, Affiliations and Nature of Operations

Castex Energy 2016, LP was formed on March 22, 2016 (date of inception), as a Texas limited partnership and is engaged in the exploration, development and production of natural gas, crude oil and natural gas liquids. The majority of the exploration efforts are concentrated in southern Louisiana and within the Outer Continental Shelf of the United States in the Gulf of Mexico. The general partner of Castex Energy 2016, LP is Castex Energy 2016 GP, LLC, a Delaware limited liability company.

On May 2, 2017, Castex Energy, Inc. assigned 100% equity interest in Dorado Deep GP, LLC (“Dorado Deep”), a Delaware limited liability company, to Castex Energy 2016, LP. Dorado Deep is an entity qualified to hold offshore leases. Castex Energy 2016, LP is the sole member of Dorado Deep and, as such, Dorado Deep is considered a wholly-owned subsidiary of Castex Energy 2016, LP (Dorado Deep and Castex Energy 2016, LP are hereinafter collectively referred to as the “Partnership”).

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Castex Energy 2016, LP and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Such estimates include, among other things, determining oil and natural gas reserve estimates recoverable in the future. Furthermore, it is reasonably possible that a change in this estimate could occur in the near future.

Significant estimates include volumes of oil and natural gas reserves used in calculating depletion of oil and natural gas properties, ceiling test, future net revenues, abandonment obligations, the collectability of outstanding accounts receivable and contingencies. Oil and natural gas reserve estimates, which are the basis for unit-of-production depletion and annual ceiling test, have numerous inherent uncertainties. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Subsequent drilling results, testing and production may justify revision of such estimates. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered. In addition, reserve estimates are sensitive to changes in wellhead prices of crude oil and natural gas. Such prices have been volatile in the past and are expected to be volatile in the future.

Cash and Cash Equivalents

Cash and cash equivalents include deposits at banks and short term highly liquid investments with original maturities of ninety days or less.

Accounts Receivable

Accounts receivable primarily represent estimated revenues of oil and natural gas for the prior two months. The Partnership’s accounts receivable are generally not collateralized. There was no allowance for doubtful accounts for either of the years presented.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements (Unaudited)

Revenue Recognition

The Partnership follows the sales method of accounting for revenues whereby it recognizes revenues on production as it is taken and delivered to its purchasers, and if collectability of the revenue is probable. At times, owners of an oil and natural gas property may take more or less production from a property than they are entitled based on their ownership percentages in the property, which results in a production imbalance. As the Partnership follows the sales method of accounting, amounts are recorded as gas imbalances when the amounts owed exceed the Partnership’s share of the cumulative recoverable reserves from that property. The Partnership has not recorded gas imbalances for any of the periods presented.

Property and Equipment

The Partnership accounts for its investment in oil and natural gas producing activities using the full-cost method of accounting. Under this method of accounting, all costs, including indirect costs related to exploration and development activities, are capitalized as oil and natural gas property costs. These costs, and estimated future development costs, are accumulated and are amortized on an equivalent unit-of-production basis using total estimated proved oil and natural gas reserves. The Partnership accounts for workovers based on the nature of the work performed. Workover costs incurred for the purpose of restoring production in the same producing horizon are expensed as incurred. Workover costs incurred to explore shallower or deeper horizons to produce reserves from a new formation are capitalized. No gains or losses are typically recognized on the sale or disposition of oil and natural gas properties, except for sales which include a significant portion of the total proved reserves, and significantly alter the depletion rate. The cost of unevaluated properties are excluded from the full-cost amortization base until it is determined whether or not proved reserves can be assigned to the properties or impairment has occurred.

Ceiling Test

Under the full-cost method of accounting, a ceiling test is performed quarterly. The test establishes a limit (ceiling), on the book value of oil and natural gas properties. The capitalized costs of proved oil and natural gas properties, net of accumulated depreciation, depletion and amortization may not exceed this “ceiling.” The ceiling limitation is the estimated future net cash flows from proved oil and natural gas reserves, excluding future cash outflows associated with settling asset retirement obligations accrued on the balance sheet. The Partnership uses a twelve month unweighted average price for ceiling test purposes. If capitalized costs exceed this limit, the excess is charged to impairment expense. No impairment expense was recognized for the three and nine months ended September 30, 2019 or any period during the year ended December 31, 2018.

Fair Value of Financial Instruments

The Partnership’s consolidated financial instruments consist primarily of cash and cash equivalents, accounts receivable and accounts payable. The carrying amounts of these accounts are representative of their respective fair values due to the short-term nature of these instruments. The fair value of the Partnership’s debt with affiliate can’t be estimated due to the related party nature.

Investment in Unconsolidated Entity

The Partnership’s investment consists of an investment in Castex LaFourche, LP (“Castex LaFourche”), an affiliated entity, of 0.525%. The investment is accounted for under the cost method.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements (Unaudited)

Income Taxes

The Partnership is not a taxpaying entity. No provision for federal income taxes has been made for the Partnership as these taxes are the responsibility of the individual partners.

A margin tax applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on the Partnership’s Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base rate that considers both revenue and expenses and therefore has the characteristics of an income tax. As the Partnership has its primary operations in Southern Louisiana and in Federal waters, the impact of the Texas margin tax is immaterial to the consolidated financial statements.

The Partnership follows FASB Accounting Standards Codification (“ASC”) 740, Income Taxes, for accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than fifty percent likely to be realized upon its ultimate settlement. The Partnership had no uncertain tax positions as of September 30, 2019 nor any of the periods presented.

The Partnership records income tax related interest and penalties, if applicable, as a component of the provision for income tax expense. However, there were no amounts recognized relating to interest and penalties in the consolidated statements of operations for the periods ended September 30, 2019 and 2018, and the year ended December 31, 2018.

None of the Partnership’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, all periods since inception (March 22, 2016) remain subject to examination by the IRS or the State of Texas.

The Partnership also files a state tax return in Louisiana; however, the resulting income flows through to the partners’ individual state tax return.

Asset Retirement Obligations

The Partnership follows FASB Accounting Standards Codification (“FASB ASC”) 410-20, Asset Retirement Obligations, which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirements costs. The standard applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal use of the asset.

FASB ASC 410-20 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depleted over the life of the asset. An ongoing accretion expense is recognized for changes in the value of the liability as a result of the passage of time. If the obligation is settled for other than the carrying amount of the liability, the Partnership will record an adjustment to the full-cost pool.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements (Unaudited)

Concentration of Credit Risk

Financial instruments which potentially subject the Partnership to concentrations of credit risk include cash and cash equivalents and accounts receivable.

The Partnership maintains cash balances at financial institutions in the United States of America, which at times exceed federally insured amounts. The Partnership monitors the financial condition of the institutions and has not experienced any losses associated with its accounts.

The Partnership’s customer concentration may impact its overall credit risk, either positively or negatively, in that these entities may be similarly affected by changes in economic or other conditions affecting the oil and gas industry.

The Partnership enters into joint operating agreements with related parties for the exploration and development of on-shore and off-shore properties. These transactions expose the Partnership to potential credit risk arising from the operator’s failure to adequately manage its operations.

Subsequent Events

The Partnership evaluated subsequent events through January 29, 2020, which is the date these consolidated financial statements were available for issuance.

On December 10, 2019, the Partnership entered into a Purchase and Sale Agreement with Talos Production Inc., a wholly owned subsidiary of Talos Energy Inc., whereas Talos Production Inc. will purchase all of the issued and outstanding membership interests of the Partnership, excluding certain transactions.

3.	Acquisitions

On January 30, 2019, the Partnership, through its wholly-owned subsidiary Dorado Deep, acquired a group of oil and natural gas properties in the Gulf of Mexico from Castex Energy 2014, LLC, a related party, in exchange for Dorado Deep assuming the i) lease abandonment obligations, ii) providing performance and umbrella bonds, and iii) assuming a contingent payment in the sum of $250,000, due no later than January 31, 2020, if the WTI Crude averages $72 per barrel for the trading days during calendar year 2019. As of September 30, 2019 and December 31, 2018 no liability has been recorded for the contingent payment as it was not considered probable. The Partnership received cash of $692,860 which was recorded as a reduction in the full cost pool as it was treated as an asset acquisition.

4.	Oil and Natural Gas Properties

Capitalized costs related to the Partnership’s oil and natural gas producing activities and the related amounts of accumulated depreciation, depletion, and amortization are as follows:

	September 30, 2019	December 31, 2018
Proved properties	$15,882,435	$10,725,232
Less: accumulated depreciation, depletion, amortization and impairment	3,147,800	1,753,064

Proved properties - net	12,734,635	8,972,168
Unproved properties	378,455	320,193

Oil and natural gas properties - net	$13,113,090	$9,292,361

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements (Unaudited)

5.	Long-Term Debt - Related Party

On June 1, 2018, the Partnership entered into a promissory note with Castex Management Partners, LP (“CMP”), an affiliated party, in the amount of $500,000. The note bears interest at a rate of 7% based on a 365 day year, to be paid monthly no later than the first day of the month. Principal, along with interest accrued, is due on or before June 1, 2020.

Subsequently, on August 1, 2018, the Partnership entered into a second promissory note with CMP in the amount of $400,000. The note carries the same interest terms as the first promissory note, but matures on August 1, 2020. The Partnership recorded interest expense of $17,080 and $49,820 for the three and nine months ended September 30, 2019, and interest expense of $13,420 for the three and nine months ended September 30, 2018.

6.	Asset Retirement Obligations

The details of asset retirement obligations are as follows:

	September 30, 2019	December 31, 2018
Asset retirement obligations, beginning of period	$819,649	$780,063
Liabilities incurred	3,846,758	35,506
Liabilities settled	—	(29,998)
Change in estimates	—	(14,849)
Accretion	225,000	48,927

Asset retirement obligations, end of period	$4,891,407	$819,649

7.	Related Party Transactions

The Partnership pays management fees to Castex Energy, Inc. (“CEI”), an affiliate. For the three and nine months ended September 30, 2019 and 2018, the management fees were $62,500 and $187,500, respectively. The Partnership capitalized $14,400 and $43,200 during the three and nine months ended September 30, 2019, respectively of this overhead to unproved properties. No overhead was capitalized during the three and nine months ended September 30, 2018. Management fees net of capitalized amounts are included in general and administrative expenses on the consolidated statements of operations.

At September 30, 2019 CEI was due $1,051,794 which comprises of $360,106 revenues receivable and $1,411,900 joint interest billings for September and August 2019. At December 31, 2018, CEI was due $1,008,582 from the Partnership which comprises of $461,904 revenues receivable and $1,470,486 joint interest billings for November and December.

At September 30, 2019, Castex Offshore Inc. (“COI”), a related party, was due $638,872 which comprises of $235,211 in revenues receivable and $874,083 of joint interest billings for September and August 2019. At December 31, 2018, COI was due $174,530 which comprises of $35,477 in revenues receivable and $210,007 joint interest billings for November and December.

Balances between CEI and COI are presented net in accounts receivable – related party or accounts payable – related party, as applicable, in the consolidated financial statements as rights of setoff exist.

The Partnership also has a note payable with CMP, an affiliated party, and interest expense related to this note has been recorded during 2019. See Note 5.

CASTEX ENERGY 2016, LP AND SUBSIDIARY

Consolidated Notes to Financial Statements (Unaudited)

8.	Fair Value Disclosure

The Partnership follows FASB ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

FASB ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy categorizes assets and liabilities measured at fair value into one of three different levels depending on the observability of the inputs employed in the measurement. The three levels are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

New additions to asset retirement obligations result from estimations for new properties, and fair values for them are categorized as Level 3. Such estimations are based on present value techniques which utilize Partnership-specific information for such inputs as cost and timing of plugging and abandonment of wells and facilities. For the period ended September 30, 2019 and the year ended December 31, 2018, the Partnership recorded a total of $3,846,758 and $35,506, respectively, in additions to asset retirement obligations measured at fair value.

The Partnership determines the fair value of the assets acquired and liabilities assumed in business acquisitions using the income approach based on expected discounted future cash flows from estimated reserve quantities, costs to produce and develop reserves, and oil and natural gas forward prices. The future net revenues are discounted using a weighted average cost of capital. The discounted future net revenues of proved undeveloped, probable and possible reserves are deduced by an additional reserve adjustment factor to compensate for the inherent risk of estimating the value of unevaluated properties. The fair value measurements included significant unobservable inputs, making these a Level 3.

The fair value of assets or liabilities associated with acquisitions of businesses are on a non-recurring basis and is not measured in periods after initial recognition.

9.	Commitments and Contingencies

The Partnership may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. The Partnership regularly analyzes current information and as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management and legal counsel, at September 30, 2019, there were no threatened or pending legal matters that would have a material impact on the Partnership’s consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Stone Energy Corporation

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Stone Energy Corporation (the Company) as of December 31, 2017 (Successor) and 2016 (Predecessor), the related consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the period March 1, 2017 through December 31, 2017 (Successor), the period January 1, 2017 through February 28, 2017 (Predecessor), and the years ended December 31, 2016 and 2015 (Predecessor), and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 (Successor) and 2016 (Predecessor), and the results of its operations and its cash flows for the period March 1, 2017 through December 31, 2017 (Successor), the period January 1, 2017 through February 28, 2017 (Predecessor), and the years ended December 31, 2016 and 2015 (Predecessor), in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated March 9, 2018 expressed an unqualified opinion thereon.

Company Reorganization

As discussed in Note 1 to the consolidated financial statements, on February 15, 2017, the Bankruptcy Court entered an order confirming the plan of reorganization, which became effective on February 28, 2017. Accordingly, the accompanying consolidated financial statements have been prepared in conformity with Accounting Standards Codification 852-10, Reorganizations, for the Successor as a new entity with assets, liabilities and a capital structure having carrying amounts not comparable with prior periods as described in Note 1.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2002.

New Orleans, Louisiana

March 9, 2018

STONE ENERGY CORPORATION

CONSOLIDATED BALANCE SHEET

(In thousands of dollars)

	Successor	Predecessor
	December 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$263,495	$190,581
Restricted cash	18,742	—
Accounts receivable	39,258	48,464
Fair value of derivative contracts	879	—
Current income tax receivable	36,260	26,086
Other current assets	7,138	10,151

Total current assets	365,772	275,282
Oil and gas properties, full cost method of accounting:
Proved	713,157	9,616,236
Less: accumulated depreciation, depletion and amortization	(353,462)	(9,178,442)

Net proved oil and gas properties	359,695	437,794
Unevaluated	102,187	373,720
Other property and equipment, net of accumulated depreciation of $2,561 and $27,418, respectively	17,275	26,213
Other assets, net of accumulated depreciation and amortization of $5,360 at December 31, 2016	13,844	26,474

Total assets	$858,773	$1,139,483

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable to vendors	$54,226	$19,981
Undistributed oil and gas proceeds	5,142	15,073
Accrued interest	1,685	809
Fair value of derivative contracts	8,969	—
Asset retirement obligations	79,300	88,000
Current portion of long-term debt	425	408
Other current liabilities	22,579	18,602

Total current liabilities	172,326	142,873
Long-term debt	235,502	352,376
Asset retirement obligations	133,801	154,019
Fair value of derivative contracts	3,085	—
Other long-term liabilities	5,891	17,315

Total liabilities not subject to compromise	550,605	666,583
Liabilities subject to compromise	—	1,110,182

Total liabilities	550,605	1,776,765

Commitments and contingencies
Stockholders’ equity:
Predecessor common stock ($.01 par value; authorized 30,000,000 shares; issued 5,610,020 shares)	—	56
Predecessor treasury stock (1,658 shares, at cost)	—	(860)
Predecessor additional paid-in capital	—	1,659,731
Successor common stock ($.01 par value; authorized 60,000,000 shares; issued 19,998,019 shares)	200	—
Successor additional paid-in capital	555,607	—
Accumulated deficit	(247,639)	(2,296,209)

Total stockholders’ equity	308,168	(637,282)

Total liabilities and stockholders’ equity	$858,773	$1,139,483

The accompanying notes are an integral part of this balance sheet.

STONE ENERGY CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Operating revenue:
Oil production	$211,792	$45,837	$281,246	$416,497
Natural gas production	18,874	13,476	64,601	83,509
Natural gas liquids production	9,610	8,706	28,888	32,322
Other operational income	10,008	903	2,657	4,369
Derivative income, net	—	—	—	7,952

Total operating revenue	250,284	68,922	377,392	544,649

Operating expenses:
Lease operating expenses	49,800	8,820	79,650	100,139
Transportation, processing and gathering expenses	4,084	6,933	27,760	58,847
Production taxes	629	682	3,148	6,877
Depreciation, depletion and amortization	99,890	37,429	220,079	281,688
Write-down of oil and gas properties	256,435	—	357,431	1,362,447
Accretion expense	21,151	5,447	40,229	25,988
Salaries, general and administrative expenses	47,817	9,629	58,928	69,384
Incentive compensation expense	8,045	2,008	13,475	2,242
Restructuring fees	739	—	29,597	—
Other operational expenses	3,359	530	55,453	2,360
Derivative expense, net	13,388	1,778	810	—

Total operating expenses	505,337	73,256	886,560	1,909,972

Gain (loss) on Appalachia Properties divestiture	(105)	213,453	—	—

Income (loss) from operations	(255,158)	209,119	(509,168)	(1,365,323)

Other (income) expense:
Interest expense	11,744	—	64,458	43,928
Interest income	(998)	(45)	(550)	(580)
Other income	(1,156)	(315)	(1,439)	(1,783)
Other expense	1,230	13,336	596	434
Reorganization items, net	—	(437,744)	10,947	—

Total other (income) expense	10,820	(424,768)	74,012	41,999

Income (loss) before income taxes	(265,978)	633,887	(583,180)	(1,407,322)

Provision (benefit) for income taxes:
Current	(18,339)	3,570	(5,674)	(44,096)
Deferred	—	—	13,080	(272,311)

Total income taxes	(18,339)	3,570	7,406	(316,407)
Net income (loss)	$(247,639)	$630,317	$(590,586)	$(1,090,915)

Basic income (loss) per share	$(12.38)	$110.99	$(105.63)	$(197.45)
Diluted income (loss) per share	$(12.38)	$110.99	$(105.63)	$(197.45)
Average shares outstanding	19,997	5,634	5,591	5,525
Average shares outstanding assuming dilution	19,997	5,634	5,591	5,525

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

(In thousands)

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Net income (loss)	$(247,639)	$630,317	$(590,586)	$(1,090,915)
Other comprehensive income (loss), net of tax effect:
Derivatives	—	—	(24,025)	(62,758)
Foreign currency translation	—	—	6,073	(2,605)

Comprehensive income (loss)	$(247,639)	$630,317	$(608,538)	$(1,156,278)

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(In thousands)

	Common Stock	Treasury Stock	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Stockholders’ Equity
Balance, December 31, 2014 (Predecessor)	$55	$(860)	$1,633,801	$(614,708)	$83,315	$1,101,603
Net loss	—	—	—	(1,090,915)	—	(1,090,915)
Adjustment for fair value accounting of derivatives, net of tax	—	—	—	—	(62,758)	(62,758)
Adjustment for foreign currency translation, net of tax	—	—	—	—	(2,605)	(2,605)
Lapsing of forfeiture restrictions of restricted stock	—	—	(2,638)	—	—	(2,638)
Amortization of stock compensation expense	—	—	17,524	—	—	17,524

Balance, December 31, 2015 (Predecessor)	55	(860)	1,648,687	(1,705,623)	17,952	(39,789)
Net loss	—	—	—	(590,586)	—	(590,586)
Adjustment for fair value accounting of derivatives, net of tax	—	—	—	—	(24,025)	(24,025)
Adjustment for foreign currency translation, net of tax	—	—	—	—	6,073	6,073
Lapsing of forfeiture restrictions of restricted stock and granting of stock awards	1	—	(732)	—	—	(731)
Amortization of stock compensation expense	—	—	11,776	—	—	11,776

Balance, December 31, 2016 (Predecessor)	56	(860)	1,659,731	(2,296,209)	—	(637,282)
Net income	—	—	—	630,317	—	630,317
Lapsing of forfeiture restrictions of restricted stock and granting of stock awards	—	—	(172)	—	—	(172)
Amortization of stock compensation expense	—	—	3,527	—	—	3,527

Balance, February 28, 2017 (Predecessor)	56	(860)	1,663,086	(1,665,892)	—	(3,610)

Cancellation of Predecessor equity	(56)	860	(1,663,086)	1,665,892	—	3,610

Balance, February 28, 2017 (Predecessor)	—	—	—	—	—	—
Issuance of Successor common stock and warrants	200	—	554,537	—	—	554,737
Balance, February 28, 2017 (Successor)	200	—	554,537	—	—	554,737
Net loss	—	—	—	(247,639)	—	(247,639)
Lapsing of forfeiture restrictions of restricted stock	—	—	(19)	—	—	(19)
Amortization of stock compensation expense	—	—	1,272	—	—	1,272
Stock issuance costs - Talos combination	—	—	(183)		—	(183)

Balance, December 31, 2017 (Successor)	$200	$—	$555,607	$(247,639)	$—	$308,168

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from Jan. 1, 2017 through Feb. 28, 2017	Year Ended December 31,
			2016	2015
Cash flows from operating activities:
Net income (loss)	$(247,639)	$630,317	$(590,586)	$(1,090,915)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	99,890	37,429	220,079	281,688
Write-down of oil and gas properties	256,435	—	357,431	1,362,447
Accretion expense	21,151	5,447	40,229	25,988
Deferred income tax provision (benefit)	—	—	13,080	(272,311)
(Gain) loss on sale of oil and gas properties	105	(213,453)	—	—
Settlement of asset retirement obligations	(80,671)	(3,641)	(20,514)	(72,382)
Non-cash stock compensation expense	1,252	2,645	8,443	12,324
Excess tax benefits	—	—	—	(1,586)
Non-cash derivative expense	15,548	1,778	1,471	16,440
Non-cash interest expense	4	—	18,404	17,788
Non-cash reorganization items	—	(458,677)	8,332	—
Other non-cash expense	1,245	172	6,248	—
Change in current income taxes	(13,744)	3,570	20,088	(37,377)
(Increase) decrease in accounts receivable	2,455	6,354	(1,412)	43,724
(Increase) decrease in other current assets	4,648	(2,274)	(3,493)	1,767
Decrease in inventory	—	—	—	1,304
Increase (decrease) in accounts payable	17,113	(4,652)	1,026	(14,582)
Increase (decrease) in other current liabilities	10,677	(9,653)	9,897	(25,936)
Investment in derivative contracts	(2,416)	(3,736)	—	—
Other	3,023	2,490	(10,135)	(907)

Net cash provided by (used in) operating activities	89,076	(5,884)	78,588	247,474

Cash flows from investing activities:
Investment in oil and gas properties	(65,282)	(8,754)	(237,952)	(522,047)
Proceeds from sale of oil and gas properties, net of expenses	20,633	505,383	—	22,839
Investment in fixed and other assets	(163)	(61)	(1,266)	(1,549)
Change in restricted funds	56,805	(75,547)	1,046	179,467

Net cash provided by (used in) investing activities	11,993	421,021	(238,172)	(321,290)

Cash flows from financing activities:
Proceeds from bank borrowings	—	—	477,000	5,000
Repayments of bank borrowings	—	(341,500)	(135,500)	(5,000)
Proceeds from building loan	—	—	—	11,770
Repayments of building loan	(337)	(24)	(423)	—
Cash payment to noteholders	—	(100,000)	—	—
Stock issuance costs - Talos combination	(184)	—	—	—
Debt issuance costs	—	(1,055)	(900)	(68)
Excess tax benefits	—	—	—	1,586
Net payments for share-based compensation	(19)	(173)	(762)	(3,127)

Net cash provided by (used in) financing activities	(540)	(442,752)	339,415	10,161

Effect of exchange rate changes on cash	—	—	(9)	(74)

Net change in cash and cash equivalents	100,529	(27,615)	179,822	(63,729)
Cash and cash equivalents, beginning of period	162,966	190,581	10,759	74,488

Cash and cash equivalents, end of period	$263,495	$162,966	$190,581	$10,759

Supplemental cash flow information:
Cash paid for interest, net of amount capitalized	$(10,256)	—	$(32,130)	$(34,394)
Cash refunded for income taxes, net of amounts paid	5,420	—	25,762	7,212

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Stone Energy Corporation (“Stone” or the “Company”) is an independent oil and natural gas company engaged in the acquisition, exploration, exploitation, development and operation of oil and gas properties. We have been operating in the Gulf of Mexico (the “GOM”) Basin since our incorporation in 1993 and have established technical and operational expertise in this area. We leveraged our experience in the GOM conventional shelf and expanded our reserve base into the more prolific plays of the GOM deep water, Gulf Coast deep gas and the Marcellus and Utica shales in Appalachia. At December 31, 2016, we had producing properties and acreage in the Marcellus and Utica Shales in Appalachia. In connection with our restructuring efforts, we completed the sale of the Appalachia Properties (as defined in Note 2 – Reorganization) to EQT Corporation, through its wholly owned subsidiary EQT Production Company (“EQT”), on February 27, 2017 for net cash consideration of approximately $522.5 million. See Note 2 – Reorganization and Note 4 – Divestiture for additional information on the sale of the Appalachia Properties. We were incorporated in 1993 as a Delaware corporation. Our corporate headquarters are located at 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508. We have an additional office in New Orleans, Louisiana.

Pending Combination with Talos

On November 21, 2017, Stone and certain of its subsidiaries entered into a series of related agreements pertaining to a business combination with Talos Energy LLC (“Talos Energy”) and its indirect wholly owned subsidiary Talos Production LLC (“Talos Production” and, together with Talos Energy, “Talos”). Talos Energy is controlled indirectly by entities controlled by Apollo Management VII, L.P. (“Apollo VII”), Apollo Commodities Management, L.P., with respect to Series I (together with Apollo VII, “Apollo Management”) and Riverstone Energy Partners V, L.P. (“Riverstone”).

Stone, Sailfish Energy Holdings Corporation (“New Talos”), a direct wholly owned subsidiary of Stone, and Sailfish Merger Sub Corporation, a direct wholly owned subsidiary of New Talos, entered into a Transaction Agreement (the “Transaction Agreement”) with Talos on November 21, 2017, which contemplates a series of transactions (the “Transactions”) occurring on the date of closing of the Transaction Agreement (the “Closing”) that will result in such business combination. Stone and Talos will become wholly owned subsidiaries of New Talos. At the time of the Closing, the parties intend that New Talos will become a publicly traded entity named Talos Energy, Inc. The Transactions include (i) the contribution of 100% of the equity interests in Talos Production to New Talos in exchange for shares of New Talos common stock, (ii) the contribution by entities controlled by or affiliated with Apollo Management (the “Apollo Funds”) and Riverstone (the “Riverstone Funds”) of $102 million in aggregate principal amount of 9.75% Senior Notes due 2022 issued by Talos Production and Talos Production Finance Inc. (together, the “the Talos Issuers”) to New Talos in exchange for shares of New Talos common stock, (iii) the exchange of the second lien bridge loans due 2022 issued by the Talos Issuers for newly issued 11% second lien notes issued by the Talos Issuers, and (iv) the exchange of the 7.50% Senior Second Lien Notes due 2022 (the “2022 Second Lien Notes”) issued by Stone for newly issued 11% second lien notes issued by the Talos Issuers.

Under the terms of the Transaction Agreement, each outstanding share of Stone common stock will be exchanged for one share of New Talos common stock and the current Talos stakeholders (including the Apollo Funds and the Riverstone Funds) will be issued an aggregate of approximately 34.1 million common shares of New Talos. After the completion of the Transactions contemplated by the Transaction Agreement, holders of Stone common stock immediately prior to the combination will collectively hold 37% of the outstanding New Talos common stock and Talos Energy stakeholders will hold 63% of the outstanding New Talos common stock. Outstanding warrants to acquire Stone common stock will become warrants to acquire New Talos common stock with terms and conditions substantially identical to their existing terms and conditions.

The combination was unanimously approved by the boards of directors of Stone and Talos Energy. Completion of the combination is subject to the approval of Stone shareholders, the consummation of a tender offer and consent solicitation for Stone’s 2022 Second Lien Notes, certain regulatory approvals and other customary conditions. Franklin Advisers, Inc. and MacKay Shields LLC, as investment managers for approximately 53% of the outstanding common shares of Stone as of September 30, 2017, entered into voting agreements to vote in favor of the combination, subject to certain conditions. The Transaction Agreement contains certain termination rights for Stone and Talos Energy. Stone may be required to pay a termination fee and to reimburse transaction expenses to Talos Energy if the Transaction Agreement is terminated under certain circumstances. The combination is expected to close in the second quarter of 2018. We cannot provide any assurance that the combination will be completed on the terms or timeline currently contemplated, or at all.

Reorganization and Emergence from Voluntary Chapter 11 Proceedings

On December 14, 2016 (the “Petition Date”), the Company and its subsidiaries Stone Energy Offshore, L.L.C. (“Stone Offshore”) and Stone Energy Holding, L.L.C. (together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”). On February 15, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, dated December 28, 2016 (the “Plan”), as modified by the Confirmation Order, and on February 28, 2017, the Plan became effective (the “Effective Date”) and the Debtors emerged from bankruptcy, with the bankruptcy cases then being closed by Final Decree Closing Chapter 11 Cases and Terminating Claims Agent Services entered by the Bankruptcy Court on April 20, 2017. See Note 2 – Reorganization for additional details.

Upon emergence from bankruptcy, the Company adopted fresh start accounting in accordance with the provisions of Accounting Standards Codification (“ASC”) 852, “Reorganizations”, which resulted in the Company becoming a new entity for financial reporting purposes on the Effective Date. As a result of the adoption of fresh start accounting, the Company’s consolidated financial statements subsequent to February 28, 2017 will not be comparable to its financial statements prior to that date. See Note 3 – Fresh Start Accounting for further details on the impact of fresh start accounting on the Company’s consolidated financial statements.

References to “Successor” or “Successor Company” relate to the financial position and results of operations of the reorganized Company subsequent to February 28, 2017. References to “Predecessor” or “Predecessor Company” relate to the financial position and results of operations of the Company prior to, and including, February 28, 2017.

Summary of Significant Accounting Policies

A summary of significant accounting policies followed in the preparation of the accompanying consolidated financial statements is set forth below.

Basis of Presentation:

The financial statements include our accounts and the accounts of our wholly owned subsidiaries, Stone Offshore, Stone Energy Holding, L.L.C. and Stone Energy Canada, ULC. On August 29, 2016, our subsidiaries SEO A LLC and SEO B LLC were merged into Stone Offshore. On December 2, 2016, Stone Energy Canada, ULC was dissolved. All intercompany balances have been eliminated. Certain prior year amounts have been reclassified to conform to current year presentation.

Reorganization and Fresh Start Accounting:

For periods subsequent to the Chapter 11 filing, but prior to emergence, ASC 852 requires that the financial statements distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, professional fees and other expenses incurred in the Chapter 11 cases, and unamortized debt issuance costs, premiums and discounts associated with debt classified as liabilities subject to compromise, have been recorded as reorganization items on the consolidated statement of operations for the applicable periods. In addition, pre-petition obligations that were to be impacted by the Chapter 11 process were classified on the consolidated balance sheet at December 31, 2016 as liabilities subject to compromise. See Note 2 – Reorganization and Note 3 – Fresh Start Accounting for more information regarding reorganization items and liabilities subject to compromise.

Upon emergence from bankruptcy, the Company qualified for and adopted fresh start accounting in accordance with the provisions of ASC 852, as (i) the holders of existing voting shares of the Predecessor Company received less than 50% of the voting shares of the Successor Company and (ii) the reorganization value of the Company’s assets immediately prior to confirmation of the Plan was less than the post-petition liabilities and allowed claims. The Company applied fresh start accounting as of February 28, 2017. Fresh start accounting required the Company to present its assets, liabilities and equity as if it were a new entity upon emergence from bankruptcy, with no beginning retained earnings or deficit as of the fresh start reporting date. The new entity is referred to as Successor or Successor Company, and includes the financial position and results of operations of the reorganized Company subsequent to February 28, 2017. References to Predecessor or Predecessor Company relate to the financial position and results of operations of the Company prior to, and including, February 28, 2017.

The Chapter 11 proceedings did not include our former foreign subsidiary Stone Energy Canada, ULC. This subsidiary had no significant activity during 2016, except for the reclassification of approximately $6.1 million of losses related to cumulative foreign currency translation adjustments from accumulated other comprehensive income into other operational expenses upon the substantial liquidation of Stone Energy Canada, ULC. Stone Energy Canada, ULC was dissolved on December 2, 2016.

Use of Estimates:

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various assumptions and information believed to be reasonable under the circumstances. Estimates and assumptions about future events and their effects are uncertain and, accordingly, these estimates may change as new events occur, as additional information is obtained and as the Company’s operating environment changes. Actual results could differ from those estimates. Estimates are used primarily when accounting for depreciation, depletion and amortization (“DD&A”) expense, unevaluated property costs, estimated future net cash flows from proved reserves, costs to abandon oil and gas properties, income taxes, accruals of capitalized costs, operating costs and production revenue, capitalized general and administrative costs and interest, insurance recoveries, estimated fair value of derivative contracts, contingencies and fair value estimates, including estimates of reorganization value, enterprise value and the fair value of assets and liabilities recorded as a result of the adoption of fresh start accounting.

Fair Value Measurements:

U.S. GAAP establishes a framework for measuring fair value and requires certain disclosures about fair value measurements. As of December 31, 2017 and 2016, we held certain financial assets and liabilities that are required to be measured at fair value on a recurring basis, including our commodity derivative instruments and our investments in marketable securities.

On February 28, 2017, the Company emerged from bankruptcy and adopted fresh start accounting, which resulted in the Company becoming a new entity for financial reporting purposes. Upon the adoption of fresh start accounting, the Company’s assets and liabilities were recorded at their fair values as of the fresh start reporting date, February 28, 2017. See Note 3 – Fresh Start Accounting for a detailed discussion of the fair value approaches used by the Company.

Cash and Cash Equivalents:

We consider all money market funds and highly liquid investments in overnight securities through our commercial bank accounts, which result in available funds on the next business day, to be cash and cash equivalents. On December 31, 2017, we had $18.7 million of cash held in a restricted account to satisfy near-term plugging and abandonment liabilities, pursuant to the terms of the Amended Credit Agreement (as defined in Note 13 – Debt).

Oil and Gas Properties:

We follow the full cost method of accounting for oil and gas properties. Under this method, all acquisition, exploration, development and estimated abandonment costs, including certain related employee and general and administrative costs (less any reimbursements for such costs) and interest incurred for the purpose of finding oil and gas are capitalized. Such amounts include the cost of drilling and equipping productive wells, dry hole costs, lease acquisition costs, delay rentals and other costs related to such activities. Employee, general and administrative costs that are capitalized include salaries and all related fringe benefits paid to employees directly engaged in the acquisition, exploration and development of oil and gas properties, as well as all other directly identifiable general and administrative costs associated with such activities, such as rentals, utilities and insurance. We capitalize a portion of the interest costs incurred on our debt based upon the balance of our unevaluated property costs and our weighted-average borrowing rate. Employee, general and administrative costs associated with production operations and general corporate activities are expensed in the period incurred. Additionally, workover and maintenance costs incurred solely to maintain or increase levels of production from an existing completion interval are charged to lease operating expense in the period incurred.

U.S. GAAP allows the option of two acceptable methods for accounting for oil and gas properties. The successful efforts method is the allowable alternative to the full cost method. The primary differences between the two methods are in the treatment of exploration costs, the computation of DD&A expense and the assessment of impairment of oil and gas properties. Under the full cost method, all exploratory costs are capitalized, while under the successful efforts method, exploratory costs associated with unsuccessful exploratory wells and all geological and geophysical costs are expensed. Under the full cost method, DD&A expense is computed on cost centers represented by entire countries, while under the successful efforts method, cost centers are represented by properties, or some reasonable aggregation of properties with common geological structural features or stratigraphic condition, such as fields or reservoirs. Under the full cost method, oil and gas properties are subject to the ceiling test as discussed below while under the successful efforts method oil and gas properties are assessed for impairment in accordance with ASC 360.

We amortize our investment in oil and gas properties through DD&A expense using the units of production (the “UOP”) method. Under the UOP method, the quarterly provision for DD&A expense is computed by dividing production volumes for the period by the total proved reserves as of the beginning of the period (beginning of period reserves being determined by adding production to the end of period reserves), and applying the respective rate to the net cost of proved oil and gas properties, including future development costs.

Under the full cost method, we compare, at the end of each financial reporting period, the present value of estimated future net cash flows from proved reserves (adjusted for hedges and excluding cash flows related to estimated abandonment costs) to the net capitalized costs of proved oil and gas properties, net of related deferred taxes. We refer to this comparison as a ceiling test. If the net capitalized costs of proved oil and gas properties exceed the estimated discounted future net cash flows from proved reserves, we are required to write down the value of our oil and gas properties to the value of the discounted cash flows.

Sales of oil and gas properties are accounted for as adjustments to net oil and gas properties with no gain or loss recognized, unless the adjustment would significantly alter the relationship between capitalized costs and proved reserves.

Asset Retirement Obligations:

U.S. GAAP requires us to record our estimate of the fair value of liabilities related to future asset retirement obligations in the period the obligation is incurred. Asset retirement obligations relate to the removal of facilities and tangible equipment at the end of an oil and gas property’s useful life. The application of this rule requires the use of management’s estimates with respect to future abandonment costs, inflation, timing of abandonment and cost of capital. U.S. GAAP requires that our estimate of our asset retirement obligations does not give consideration to the value the related assets could have to other parties.

Other Property and Equipment:

Our office buildings in Lafayette, Louisiana are being depreciated on the straight-line method over their estimated useful lives of 39 years.

Derivative Instruments and Hedging Activities:

Through December 31, 2016, we designated our commodity derivatives as cash flow hedges for accounting purposes upon entering into the contracts. Accordingly, the contracts were recorded as either an asset or liability measured at fair value and subsequent changes in the derivative’s fair value were recognized in stockholders’ equity through other comprehensive income (loss), net of related taxes, to the extent the hedge was considered effective. Monthly settlements of effective hedges were reflected in revenue from oil and natural gas production. With respect to our 2017, 2018 and 2019 commodity derivative contracts, we have elected to not designate these contracts as cash flow hedges for accounting purposes. Accordingly, the net changes in the mark-to-market valuations and the monthly settlements of these derivative contracts are recorded in earnings through derivative income (expense).

Earnings Per Common Share:

Under U.S. GAAP, certain instruments granted in share-based payment transactions are considered participating securities prior to vesting and are therefore required to be included in the earnings allocation in calculating earnings per share under the two-class method. Companies are required to treat unvested share-based payment awards with a right to receive non-forfeitable dividends as a separate class of securities in calculating earnings per share.

Production Revenue:

We recognize production revenue under the entitlements method of accounting. Under this method, revenue is deferred for deliveries in excess of our net revenue interest, while revenue is accrued for undelivered or underdelivered volumes. Production imbalances are generally recorded at the estimated sales price in effect at the time of production. See Recently Issued Accounting Standards below.

Income Taxes:

Provisions for income taxes include deferred taxes resulting primarily from temporary differences due to different reporting methods for oil and gas properties for financial reporting and income tax purposes. For financial reporting purposes, all exploratory and development expenditures related to evaluated projects, including future abandonment costs, are capitalized and amortized using the UOP method. For income tax purposes, only the leasehold, geological and geophysical and equipment costs relative to successful wells are capitalized and recovered through DD&A, although for 2015, 2016 and 2017, special provisions allowed for current deductions for the cost of certain equipment. Generally, most other exploratory and development costs are charged to expense as incurred; however, we follow certain provisions of the Internal Revenue Code (the “IRC”) that allow capitalization of intangible drilling costs where management deems appropriate. Other financial and income tax reporting differences occur as a result of statutory depletion, different reporting methods for sales of oil and gas reserves in place, different reporting methods used in the capitalization of employee, general and administrative and interest expense, and different reporting methods for employee compensation. See Note 12 – Income Taxes for a discussion of the effects of the December 22, 2017 enactment of the Tax Cuts and Jobs Act.

Share-Based Compensation:

We record share-based compensation using the grant date fair value of issued stock options, stock awards, restricted stock and restricted stock units over the vesting period of the instrument. We utilize the Black-Scholes option pricing model to measure the fair value of stock options. The fair value of stock awards, restricted stock and restricted stock units is typically determined based on the average of our high and low stock prices on the grant date.

Combination Transaction Costs:

In general, acquisition-related costs are expensed in the periods in which the costs are incurred and the services are rendered. However, some direct costs of an acquisition, such as the cost of registering and issuing equity securities to effect a business combination, are recorded as a reduction of additional paid-in-capital when incurred.

Recently Issued Accounting Standards:

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)” to clarify the principles for recognizing revenue and to develop a common revenue standard and disclosure requirements. Under the new standard, revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration the entity expects to receive in exchange for those goods or services. Additional disclosures will be required to describe the nature, amount, timing and uncertainty of revenue and cash flows from contracts with customers including the disaggregation of revenue and remaining performance obligations. The standard may be applied retrospectively or using a modified retrospective approach, with the cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application, and is effective for interim and annual periods beginning on or after December 15, 2017.

We adopted this new standard on January 1, 2018 using the modified retrospective approach. The adoption of the standard did not have a material effect on our financial position, results of operations or cash flows, but will result in increased disclosures related to revenue recognition policies and disaggregation of revenues.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)” to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The standard is effective for public companies for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years, with earlier application permitted. Upon adoption the lessee will apply the new standard retrospectively to all periods presented or retrospectively using a cumulative effect adjustment in the year of adoption. We are currently evaluating the effect that this new standard may have on our financial statements and related disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation – Stock Compensation (Topic 718)” to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and forfeitures, as well as classification in the statement of cash flows. ASU 2016-09 became effective for us on January 1, 2017. Under ASU 2016-09, we elected to not apply a forfeiture estimate and will recognize a credit in compensation expense to the extent awards are forfeited. The implementation of this new standard did not have a material effect on our financial statements or related disclosures.

In August 2017, the FASB issued ASU 2017-12, “Derivatives and Hedging (Topic 815)” to improve the financial reporting of hedging relationships to better reflect an entity’s hedging strategies. The standard expands an entity’s ability to apply hedge accounting for both non-financial and financial risk components and amends the presentation and disclosure requirements. Additionally, ASU 2017-12 eliminates the need to separately measure and report hedge ineffectiveness and generally requires the entire change in fair value of a hedging instrument to be recorded in the same income statement line as the earnings effect of the hedged item. The standard is effective for public companies for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. The standard must be adopted by applying a modified retrospective approach to existing designated hedging relationships as of the adoption date, with a cumulative effect adjustment recorded to opening retained earnings as of the initial adoption date. We are currently evaluating the effect that this new standard may have on our financial statements and related disclosures.

NOTE 2 — REORGANIZATION

On December 14, 2016, the Debtors filed the Bankruptcy Petitions seeking relief under the provisions of Chapter 11 of the Bankruptcy Code to pursue a prepackaged plan of reorganization. On February 15, 2017, the Bankruptcy Court entered an order confirming the Plan, and on February 28, 2017, the Plan became effective and the Debtors emerged from bankruptcy.

Prior to filing the Bankruptcy Petitions, on October 20, 2016, the Debtors and certain holders of the Company’s 1 3⁄4% Senior Convertible Notes due 2017 (the “2017 Convertible Notes”) and the Company’s 7 1⁄2% Senior Notes due 2022 (the “2022 Notes”) (collectively, the “Notes” and the holders thereof, the “Noteholders”) and the lenders (the “Banks”) under the Fourth Amended and Restated Credit Agreement, dated as of June 24, 2014, as amended, modified, or otherwise supplemented from time to time (the “Pre-Emergence Credit Agreement”), entered into an Amended and Restated Restructuring Support Agreement (the “A&R RSA”). The A&R RSA contained certain covenants on the part of the Company and the Noteholders and Banks who are signatories to the A&R RSA, including that such Noteholders and Banks would support the Company’s sale of Stone’s producing properties and acreage, including approximately 86,000 net acres, in the Appalachia regions of Pennsylvania and West Virginia (the “Appalachia Properties”) to TH Exploration III, LLC, an affiliate of Tug Hill, Inc. (“Tug Hill”), pursuant to the terms of a Purchase and Sale Agreement dated October 20, 2016, as amended on December 9, 2016 (the “Tug Hill PSA”) for a purchase price of at least $350 million and approval of the Bankruptcy Court. Pursuant to the terms of the Tug Hill PSA, Stone agreed to sell the Appalachia Properties to Tug Hill for $360 million in cash, subject to customary purchase price adjustments.

Pursuant to Bankruptcy Court orders dated January 11, 2017 and January 31, 2017, two additional bidders were allowed to participate in competitive bidding on the Appalachia Properties. On January 18, 2017, the Bankruptcy Court approved certain bidding procedures (the “Bidding Procedures”) in connection with the sale of the Appalachia Properties. In accordance with the Bidding Procedures, Stone conducted an auction for the sale of the Appalachia Properties on February 8, 2017 and upon conclusion, selected the final bid submitted by EQT, with a final purchase price of $527 million in cash, subject to customary purchase price adjustments and approval by the Bankruptcy Court, with an upward adjustment to the purchase price of up to $16 million in an amount equal to certain downward adjustments, as the prevailing bid. On February 9, 2017, the Company entered into a purchase and sale agreement with EQT (the “EQT PSA”), reflecting the terms of the prevailing bid and on February 10, 2017, the Bankruptcy Court entered a sale order approving the sale of the Appalachia Properties to EQT. We completed the sale of the Appalachia Properties to EQT on February 27, 2017 for net cash consideration of approximately $522.5 million. At the close of the sale of the Appalachia Properties, the Tug Hill

PSA was terminated, and the Company used a portion of the cash consideration received to pay Tug Hill a break-up fee and expense reimbursements totaling approximately $11.5 million, which is recognized as other expense in the statement of operations for the period of January 1, 2017 through February 28, 2017 (Predecessor). See Note 4 – Divestiture for additional information on the sale of the Appalachia Properties.

Upon emergence from bankruptcy, pursuant to the terms of the Plan, the following significant transactions occurred:

•

Shares of the Predecessor Company’s issued and outstanding common stock immediately prior to the Effective Date were cancelled, and on the Effective Date, reorganized Stone issued an aggregate of 20.0 million shares of new common stock (the “New Common Stock”).

•

The Predecessor Company’s 2022 Notes and 2017 Convertible Notes were cancelled and the holders of such notes received their pro rata share of (a) $100 million of cash, (b) 19.0 million shares of New Common Stock, representing 95% of the New Common Stock and (c) $225 million of the 2022 Second Lien Notes.

•

The Predecessor Company’s common stockholders received their pro rata share of 1.0 million shares of the New Common Stock, representing 5% of the New Common Stock, and warrants to purchase approximately 3.5 million shares of New Common Stock. The warrants have an exercise price of $42.04 per share and a term of four years, unless terminated earlier by their terms upon the consummation of certain business combinations or sale transactions involving the Company.

•

The Predecessor Company’s Pre-Emergence Credit Agreement was amended and restated as the Amended Credit Agreement (as defined in Note 13 – Debt). The obligations owed to the lenders under the Pre-Emergence Credit Agreement were converted to obligations under the Amended Credit Agreement.

•

All claims of creditors with unsecured claims, other than claims by the holders of the 2022 Notes and 2017 Convertible Notes, including vendors, were unaltered and paid in full in the ordinary course of business to the extent such claims were undisputed.

For further information regarding the equity and debt instruments of the Predecessor Company and the Successor Company, see Note 5 – Stockholders’ Equity and Note 13 – Debt.

NOTE 3 — FRESH START ACCOUNTING

Upon emergence from bankruptcy, the Company qualified for and adopted fresh start accounting in accordance with the provisions of ASC 852, “Reorganizations” as (i) the holders of existing voting shares of the Predecessor Company received less than 50% of the voting shares of the Successor Company and (ii) the reorganization value of the Company’s assets immediately prior to confirmation of the Plan was less than the post-petition liabilities and allowed claims. See Note 2 – Reorganization for the terms of the Plan. The Company applied fresh start accounting as of February 28, 2017. Fresh start accounting required the Company to present its assets, liabilities and equity as if it were a new entity upon emergence from bankruptcy, with no beginning retained earnings or deficit as of the fresh start reporting date. As described in Note 1 – Organization and Summary of Significant Accounting Policies, the new entity is referred to as Successor or Successor Company, and includes the financial position and results of operations of the reorganized Company subsequent to February 28, 2017. References to Predecessor or Predecessor Company relate to the financial position and results of operations of the Company prior to, and including, February 28, 2017.

Reorganization Value

Under fresh start accounting, reorganization value represents the fair value of the Successor Company’s total assets and is intended to approximate the amount a willing buyer would pay for the assets immediately after restructuring. Upon application of fresh start accounting, the Company allocated the reorganization value to its individual assets based on their estimated fair values.

The Company’s reorganization value is derived from an estimate of enterprise value. Enterprise value represents the estimated fair value of an entity’s long-term debt and stockholders’ equity. In support of the Plan, the Company estimated the enterprise value of the core assets (as defined in the Plan) of the Successor Company to be in the range of $300 million to $450 million, which was subsequently approved by the Bankruptcy Court. This valuation analysis was prepared using reserve information, development schedules, other financial information and financial projections and applying standard valuation techniques, including net asset value analysis, precedent transactions analyses and public comparable company analyses. Based on the estimates and assumptions used in determining the enterprise value, the Company ultimately estimated the enterprise value of the Successor Company’s core assets to be approximately $420 million.

Valuation of Assets

The Company’s principal assets are its oil and gas properties, which the Company accounts for under the full cost accounting method. With the assistance of valuation experts, the Company determined the fair value of its oil and gas properties based on the discounted cash flows expected to be generated from these assets. The computations were based on market conditions and reserves in place as of the bankruptcy emergence date.

The fair value analysis performed by valuation experts was based on the Company’s estimates of reserves as developed internally by the Company’s reserve engineers. For purposes of estimating the fair value of the Company’s proved, probable and possible reserves, an income approach was used, which estimated fair value based on the anticipated cash flows associated with the Company’s reserves, risked by reserve category and discounted using a weighted average cost of capital of 12.5%. The discount factor was derived from a weighted average cost of capital computation which utilized a blended expected cost of debt and expected returns on equity for similar market participants.

Future revenues were based upon forward strip oil and natural gas prices as of the emergence date, adjusted for differentials realized by the Company, and adjusted for a 2% annual escalation after 2021. Development and operating costs were based on the Company’s recent cost trends adjusted for inflation. The discounted cash flow models also included estimates not typically included in proved reserves such as depreciation and income tax expenses. The proved reserve locations were limited to wells expected to be drilled in the Company’s five year development plan.

As a result of this analysis, the Company concluded the fair value of its proved reserves was $380.8 million and the fair value of its probable and possible reserves was $16.8 million as of the Effective Date. The Company also reviewed its undeveloped leasehold acreage and inventory. An analysis of comparable market transactions indicated a fair value of undeveloped acreage and inventory totaling $80.2 million. These amounts are reflected in the Fresh Start Adjustments item number 12 below. The fair value of the Company’s asset retirement obligations was estimated at $290.1 million and was based on estimated plugging and abandonment costs as of the Effective Date, adjusted for inflation and discounted at the Successor Company’s credit-adjusted risk free rate of 12%.

See further discussion in Fresh Start Adjustments below for details on the specific assumptions used in the valuation of the Company’s various other assets.

The following table reconciles the enterprise value per the Plan to the estimated fair value (for fresh start accounting purposes) of the Successor Company’s common stock as of February 28, 2017 (in thousands, except per share value):

February 28, 2017
Enterprise value	$419,720
Plus: Cash and other assets	371,278
Less: Fair value of debt	(236,261)
Less: Fair value of warrants	(15,648)

Fair value of Successor common stock	$539,089

Shares issued upon emergence	20,000
Per share value	$26.95

The following table reconciles the enterprise value per the Plan to the estimated reorganization value as of the Effective Date (in thousands):

February 28, 2017
Enterprise value	$419,720
Plus: Cash and other assets	371,278
Plus: Asset retirement obligations (current and long-term)	290,067
Plus: Working capital and other liabilities	58,055

Reorganization value of Successor assets	$1,139,120

Reorganization value and enterprise value were estimated using numerous projections and assumptions that are inherently subject to significant uncertainties and resolution of contingencies that are beyond our control. Accordingly, the estimates set forth herein are not necessarily indicative of actual outcomes, and there can be no assurance that the estimates, projections or assumptions will be realized.

Condensed Consolidated Balance Sheet

The adjustments set forth in the following condensed consolidated balance sheet reflect the effects of the transactions contemplated by the Plan and carried out by the Company (reflected in the column “Reorganization Adjustments”) as well as fair value adjustments as a result of the adoption of fresh start accounting (reflected in the column “Fresh Start Adjustments”). The explanatory notes highlight methods used to determine fair values or other amounts of the assets and liabilities as well as significant assumptions or inputs. The following table reflects the reorganization and application of ASC 852 on our consolidated balance sheet as of February 28, 2017 (in thousands):

	Predecessor Company	Reorganization Adjustments		Fresh Start Adjustments		Successor Company
Assets
Current assets:
Cash and cash equivalents	$198,571	$(35,605)	(1)	$—		$162,966
Restricted cash	—	75,547	(1)	—		75,547
Accounts receivable	42,808	9,301	(2)	—		52,109
Fair value of derivative contracts	1,267	—		—		1,267
Current income tax receivable	22,516	—		—		22,516
Other current assets	11,033	875	(3)	(124)	(12)	11,784

Total current assets	276,195	50,118		(124)		326,189
Oil and gas properties, full cost method of accounting:
Proved	9,633,907	(188,933)	(1)	(8,774,122)	(12)	670,852
Less: accumulated DD&A	(9,215,679)	—		9,215,679	(12)	—

Net proved oil and gas properties	418,228	(188,933)		441,557		670,852
Unevaluated	371,140	(127,838)	(1)	(146,292)	(12)	97,010
Other property and equipment, net	25,586	(101)	(4)	(4,423)	(13)	21,062
Fair value of derivative contracts	1,819	—		—		1,819
Other assets, net	26,516	(4,328)	(5)	—		22,188

Total assets	$1,119,484	$(271,082)		$290,718		$1,139,120

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable to vendors	$20,512	$—		$—		$20,512
Undistributed oil and gas proceeds	5,917	(4,139)	(1)	—		1,778
Accrued interest	266	—		—		266
Asset retirement obligations	92,597	—		—		92,597
Fair value of derivative contracts	476	—		—		476
Current portion of long-term debt	411	—		—		411
Other current liabilities	17,032	(195)	(6)	—		16,837

Total current liabilities	137,211	(4,334)		—		132,877
Long-term debt	352,350	(116,500)	(7)	—		235,850
Asset retirement obligations	151,228	(8,672)	(1)	54,914	(14)	197,470
Fair value of derivative contracts	653	—		—		653
Other long-term liabilities	17,533	—		—		17,533

Total liabilities not subject to compromise	658,975	(129,506)		54,914		584,383
Liabilities subject to compromise	1,110,182	(1,110,182)	(8)	—		—

Total liabilities	1,769,157	(1,239,688)		54,914		584,383

Commitments and contingencies Stockholders’ equity:
Common stock (Predecessor)	56	(56)	(9)	—		—
Treasury stock (Predecessor)	(860)	860	(9)	—		—
Additional paid-in capital (Predecessor)	1,660,810	(1,660,810)	(9)	—		—
Common stock (Successor)	—	200	(10)	—		200
Additional paid-in capital (Successor)	—	554,537	(10)	—		554,537
Accumulated deficit	(2,309,679)	2,073,875	(11)	235,804	(15)	—

Total stockholders’ equity	(649,673)	968,606		235,804		554,737

Total liabilities and stockholders’ equity	$1,119,484	$(271,082)		$290,718		$1,139,120

Reorganization Adjustments

1.

Reflects the net cash proceeds received from the sale of the Appalachia Properties in connection with the Plan and net cash payments made as of the Effective Date from implementation of the Plan (in thousands):

Sources:
Net cash proceeds from sale of Appalachia Properties(a)	$512,472

Total sources	512,472

Uses:
Cash transferred to restricted account(b)	75,547
Break-up fee to Tug Hill	10,800
Repayment of outstanding borrowings under Pre-Emergence Credit Agreement	341,500
Repayment of 2017 Convertible Notes and 2022 Notes	100,000
Other fees and expenses(c)	20,230

Total uses	548,077

Net uses	$(35,605)

(a)

The closing of the sale of the Appalachia Properties occurred on February 27, 2017, but as emergence was contingent on such closing, the effects of the transaction are reflected as reorganization adjustments. See Note 4 – Divestiture for additional details on the sale. Total consideration received for the sale of the Appalachia Properties of $522.5 million included cash consideration of $512.5 million received at closing and a $10.0 million indemnity escrow which was released subsequent to emergence from bankruptcy (see Reorganization Adjustments item number 2 below).

(b)

Reflects the movement of $75.0 million of cash held in a restricted account to satisfy near-term plugging and abandonment liabilities, pursuant to the provisions of the Amended Credit Agreement (as defined in Note 13 – Debt), and $0.5 million held in a restricted cash account for certain cure amounts in connection with the Chapter 11 proceedings.

(c)

Other fees and expenses include approximately $15.2 million of emergence and success fees, $2.7 million of professional fees and $2.4 million of payments made to seismic providers in settlement of their bankruptcy claims.

2.

Reflects a receivable for a $10.0 million indemnity escrow with release delayed until emergence from bankruptcy, net of a $0.7 million reimbursement to Tug Hill in connection with the sale of the Appalachia Properties (see Note 4 – Divestiture).

3.	Reflects the payment of a claim to a seismic provider as a prepayment/deposit.
4.	Reflects the sale of vehicles in connection with the sale of the Appalachia Properties.
5.	Reflects the write-off of $2.6 million of unamortized debt issuance costs related to the Pre-Emergence Credit Agreement and the reversal of a $1.8 million prepayment made to Tug Hill in October 2016.
6.

Reflects the accrual of $2.0 million in expected bonus payments under the KEIP (as defined in Note 15 – Employee Benefit Plans) and a $0.4 million termination fee in connection with the early termination of an office lease, less the settlement of a property tax accrual of $2.6 million in connection with the sale of the Appalachia Properties.

7.

Reflects the repayment of $341.5 million of outstanding borrowings under the Pre-Emergence Credit Agreement and the issuance of $225 million of 2022 Second Lien Notes as part of the settlement of the Predecessor Company 2017 Convertible Notes and 2022 Notes.

8.	Liabilities subject to compromise were settled as follows in accordance with the Plan (in thousands):

1 3⁄4% Senior Convertible Notes due 2017	$300,000
7 1⁄2% Senior Notes due 2022	775,000
Accrued interest	35,182

Liabilities subject to compromise of the Predecessor Company	1,110,182
Cash payment to senior noteholders	(100,000)
Issuance of 2022 Second Lien Notes to former holders of the senior notes	(225,000)
Fair value of equity issued to unsecured creditors	(539,089)
Fair value of warrants issued to unsecured creditors	(15,648)

Gain on settlement of liabilities subject to compromise	$230,445

9.	Reflects the cancellation of the Predecessor Company’s common stock, treasury stock and additional paid-in capital.
10.

Reflects the issuance of Successor Company equity. In accordance with the Plan, the Successor Company issued 19.0 million shares of New Common Stock to the former holders of the 2017 Convertible Notes and the 2022 Notes and 1.0 million shares of New Common Stock to the Predecessor Company’s common stockholders. These amounts are subject to dilution by warrants issued to the Predecessor Company common stockholders, totaling approximately 3.5 million shares, with an exercise price of $42.04 per share and a term of four years. The fair value of the warrants was estimated at $4.43 per share using a Black-Scholes-Merton valuation model.

11.	Reflects the cumulative impact of the reorganization adjustments discussed above (in thousands):

Gain on settlement of liabilities subject to compromise	$230,445
Professional and other fees paid at emergence	(10,648)
Write-off of unamortized debt issuance costs	(2,577)
Other reorganization adjustments	(1,915)

Net impact to reorganization items	215,305
Gain on sale of Appalachia Properties	213,453
Cancellation of Predecessor Company equity	1,662,282
Other adjustments to accumulated deficit	(17,165)

Net impact to accumulated deficit	$2,073,875

Fresh Start Adjustments

12.	Fair value adjustments to oil and gas properties, associated inventory and unproved acreage. See above for a detailed discussion of the fair value methodology.
13.

Fair value adjustment for an office building owned by the Company. The income and sales comparison approaches were used in determining the fair value, using anticipated future earnings and an appropriate expected rate of return, as well as relying upon recent sales or offerings of similar assets.

14.

Fair value adjustments to the Company’s asset retirement obligations using estimated plugging and abandonment costs as of the Effective Date, adjusted for inflation and discounted at the Successor Company’s credit-adjusted risk free rate.

15.	Reflects the cumulative effect of the fresh start accounting adjustments discussed above.

Reorganization Items

Reorganization items represent liabilities settled, net of amounts incurred subsequent to the Chapter 11 filing as a direct result of the Plan and are classified as “Reorganization items, net” in the Company’s consolidated statement of operations. The following table summarizes reorganization items, net (in thousands):

Predecessor
Period from January 1, 2017 through February 28, 2017
Gain on settlement of liabilities subject to compromise	$230,445
Fresh start valuation adjustments	235,804
Reorganization professional fees and other expenses	(20,403)
Write-off of unamortized debt issuance costs	(2,577)
Other reorganization items	(5,525)

Gain on reorganization items, net	$437,744

The cash payments for reorganization items for the period from January 1, 2017 through February 28, 2017 include approximately $10.6 million of emergence and success fees and approximately $8.9 million of other reorganization professional fees and expenses paid on the Effective Date.

NOTE 4 — DIVESTITURE

On February 27, 2017, we completed the sale of the Appalachia Properties to EQT for net cash consideration of approximately $522.5 million, representing gross proceeds of $527.0 million adjusted downward by approximately $4.5 million for purchase price adjustments for operations related to the Appalachia Properties after June 1, 2016, the effective date of the transaction. A portion of the consideration received from the sale of the Appalachia Properties was used to fund the Company’s cash payment obligations under the Plan. See Note 2 – Reorganization.

At December 31, 2016, the estimated proved oil and natural gas reserves associated with these assets totaled 18 MMBoe (million barrels of oil equivalent), which represented approximately 34% of the Predecessor Company’s total estimated proved oil and natural gas reserves, on a volume equivalent basis. We no longer have assets or operations in Appalachia. Since accounting for the sale of these oil and gas properties as a reduction of the capitalized costs of oil and gas properties would have significantly altered the relationship between capitalized costs and proved reserves, we recognized a gain on the sale of $213.5 million during the period from January 1, 2017 through February 28, 2017 (Predecessor). The gain on the sale of the Appalachia Properties is computed as follows (in thousands):

Net consideration received for sale of Appalachia Properties	$522,472
Add: Release of funds held in suspense	4,139
Transfer of asset retirement obligations	8,672
Other adjustments, net	2,597
Less: Transaction costs	(7,087)
Carrying value of properties sold	(317,340)

Gain on sale	$213,453

The carrying value of the properties sold was determined by allocating total capitalized costs within the U.S. full cost pool between properties sold and properties retained based on their relative fair values.

NOTE 5 — STOCKHOLDERS’ EQUITY

Common Stock

As discussed in Note 2 – Reorganization, upon emergence from bankruptcy, all existing shares of Predecessor common stock were cancelled, and the Successor Company issued an aggregate of 20.0 million shares of New Common Stock, par value $0.01 per share, to the Predecessor Company’s existing common stockholders and holders of the 2017 Convertible Notes and the 2022 Notes pursuant to the Plan.

Warrants

As discussed in Note 2 – Reorganization, the Predecessor Company’s existing common stockholders received warrants to purchase approximately 3.5 million shares of New Common Stock. The warrants have an exercise price of $42.04 per share and a term of four years, unless terminated earlier by their terms upon the consummation of certain business combinations or sale transactions involving the Company. The Company allocated $15.6 million of the enterprise value to the warrants which is reflected in “Successor additional paid-in capital” on the audited consolidated balance sheet at December 31, 2017 (Successor).

NOTE 6 — EARNINGS PER SHARE

On February 28, 2017, upon emergence from Chapter 11 bankruptcy, the Company’s Predecessor equity was cancelled and new equity was issued. Additionally, the Predecessor Company’s 2017 Convertible Notes were cancelled. See Note 2 – Reorganization and Note 5 – Stockholders’ Equity for further details.

The following table sets forth the calculation of basic and diluted weighted average shares outstanding and earnings per share for the indicated periods (in thousands, except per share amounts):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Income (numerator):
Basic:
Net income (loss)	$(247,639)	$630,317	$(590,586)	$(1,090,915)
Net income attributable to participating securities	—	(4,995)	—	—

Net income (loss) attributable to common stock - basic	$(247,639)	$625,322	$(590,586)	$(1,090,915)

Diluted:
Net income (loss)	$(247,639)	$630,317	$(590,586)	$(1,090,915)
Net income attributable to participating securities	—	(4,995)	—	—

Net income (loss) attributable to common stock - diluted	$(247,639)	$625,322	$(590,586)	$(1,090,915)

Weighted average shares (denominator):
Weighted average shares - basic	19,997	5,634	5,591	5,525
Dilutive effect of stock options	—	—	—	—
Dilutive effect of warrants	—	—	—	—
Dilutive effect of convertible notes	—	—	—	—

Weighted average shares - diluted	19,997	5,634	5,591	5,525

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Basic income (loss) per share	$(12.38)	$110.99	$(105.63)	$(197.45)

Diluted income (loss) per share	$(12.38)	$110.99	$(105.63)	$(197.45)

All outstanding stock options were considered antidilutive during the period from January 1, 2017 through February 28, 2017 (Predecessor) (10,400 shares) because the exercise price of the options exceeded the average price of our common stock for the applicable period. During the years ended December 31, 2016 (Predecessor) (12,900 shares) and December 31, 2015 (Predecessor) (14,400 shares) all outstanding stock options were considered antidilutive because we had net losses for such years. On February 28, 2017, upon emergence from bankruptcy, all outstanding stock options were cancelled. See Note 16 – Share-Based Compensation.

On February 28, 2017, upon emergence from bankruptcy, the Predecessor Company’s existing common stockholders received warrants to purchase common stock of the Successor Company. See Note 2 – Reorganization. For the period of March 1, 2017 through December 31, 2017 (Successor), all outstanding warrants (approximately 3.5 million) were considered antidilutive because we had a net loss for such period.

The Predecessor Company had no outstanding restricted stock units. The board of directors of the Successor Company (the “Board”) received grants of restricted stock units on March 1, 2017. See Note 16 – Share-Based Compensation. For the period from March 1, 2017 through December 31, 2017 (Successor), all outstanding restricted stock units (62,137) were considered antidilutive because we had a net loss for such period.

For the period from January 1, 2017 through February 28, 2017 (Predecessor), the average price of our common stock was less than the effective conversion price for the 2017 Convertible Notes, resulting in no dilutive effect on the diluted earnings per share computation for such period. For the years ended December 31, 2016 and 2015 (Predecessor), the 2017 Convertible Notes had no dilutive effect on the diluted earnings per share computation as we had net losses for such years. On February 28, 2017, upon emergence from bankruptcy, the 2017 Convertible Notes were cancelled. See Note 2 – Reorganization.

During the period from March 1, 2017 through December 31, 2017 (Successor), 1,195 shares of common stock of the Successor Company were issued from authorized shares upon the lapsing of forfeiture restrictions of restricted stock for employees. During the period from January 1, 2017 through February 28, 2017 (Predecessor) and the years ended December 31, 2016 and 2015 (Predecessor), 47,390, 79,621 and 41,375 shares of our common stock, respectively, were issued from authorized shares upon the lapsing of forfeiture restrictions of restricted stock and granting of stock awards for employees and nonemployee directors.

NOTE 7 — ACCOUNTS RECEIVABLE

In our capacity as operator for our co-venturers, we incur drilling and other costs that we bill to the respective parties based on their working interests. We also receive payments for these billings and, in some cases, for billings in advance of incurring costs. Our accounts receivable are comprised of the following amounts (in thousands):

	Successor	Predecessor
	As of December 31, 2017	As of December 31, 2016
Other co-venturers	$2,656	$3,532
Trade	34,980	42,944
Unbilled accounts receivable	820	591
Other	802	1,397

Total accounts receivable	$39,258	$48,464

NOTE 8 — CONCENTRATIONS

Sales to Major Customers

Our production is sold on month-to-month contracts at prevailing prices. We obtain credit protections, such as parental guarantees, from certain of our purchasers. The following table identifies customers from whom we derived 10% or more of our total oil and natural gas revenue during the indicated periods:

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Phillips 66 Company	74%	56%	68%	53%
Shell Trading (US) Company	15%	7%	10%	13%
Williams Ohio Valley Midstream LLC	—%	12%	2%	9%
Conoco	—%	11%	5%	2%

The maximum amount of credit risk exposure at December 31, 2017 (Successor) relating to these customers was $30.5 million.

We believe that the loss of any of these purchasers would not result in a material adverse effect on our ability to market future oil and natural gas production.

Production and Reserve Volumes – Unaudited

All of our estimated proved reserve volumes at December 31, 2017 (Successor) and approximately 88% of our production during 2017 were associated with our GOM deep water, conventional shelf and deep gas properties. We closed the sale of the Appalachia Properties on February 27, 2017 and no longer have assets or operations in Appalachia (see Note 4 – Divestiture).

Cash and Cash Equivalents

A substantial portion of our cash balances are not federally insured.

NOTE 9 — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Our hedging strategy is designed to protect our near and intermediate term cash flows from future declines in oil and natural gas prices. This protection is essential to capital budget planning, which is sensitive to expenditures that must be committed to in advance, such as rig contracts and the purchase of tubular goods. We enter into derivative transactions to secure a commodity price for a portion of our expected future production that is acceptable at the time of the transaction. We do not enter into derivative transactions for trading purposes.

All derivatives are recognized as assets or liabilities on the balance sheet and are measured at fair value. At the end of each quarterly period, these derivatives are marked-to-market. If the derivative does not qualify or is not designated as a cash flow hedge, subsequent changes in the fair value of the derivative are recognized in earnings through derivative income (expense) in the statement of operations. If the derivative qualifies and is designated as a cash flow hedge, subsequent changes in the fair value of the derivative are recognized in stockholders’ equity through other comprehensive income (loss), net of related taxes, to the extent the hedge is considered effective. Monthly settlements of effective cash flow hedges are reflected in revenue from oil and natural gas production. Monthly settlements of ineffective hedges and derivatives not designated or that do not qualify for hedge accounting are recognized in earnings through derivative income (expense). The resulting cash flows from all monthly settlements are reported as cash flows from operating activities.

Through December 31, 2016, we designated our commodity derivatives as cash flow hedges for accounting purposes upon entering into the contracts. A small portion of our cash flow hedges were typically determined to be ineffective because oil and natural gas price changes in the markets in which we sell our products were not 100% correlative to changes in the underlying price basis indicative in the derivative contract. We had no outstanding derivatives at December 31, 2016. With respect to our 2017, 2018 and 2019 commodity derivative contracts, we have elected to not designate these contracts as cash flow hedges for accounting purposes. Accordingly, the net changes in the mark-to-market valuations and the monthly settlements of these derivative contracts will be recorded in earnings through derivative income (expense).

We have entered into put contracts, fixed-price swaps and collar contracts with various counterparties for a portion of our expected 2018 and 2019 oil and natural gas production from the Gulf Coast Basin. All of our derivative transactions have been carried out in the over-the-counter market and are not typically subject to margin-deposit requirements. The use of derivative instruments involves the risk that the counterparties will be unable to meet the financial terms of such transactions. The counterparties to all of our derivative instruments have an “investment grade” credit rating. We monitor the credit ratings of our derivative counterparties on an ongoing basis. Although we typically enter into derivative contracts with multiple counterparties to mitigate our exposure to any individual counterparty, if any of our counterparties were to default on its obligations to us under the derivative contracts or seek bankruptcy protection, we may not realize the benefit of some of our derivative instruments and incur a loss. At March 9, 2018, our derivative instruments were with four counterparties, two of which accounted for approximately 64% of our contracted volumes. Currently, all of our outstanding derivative instruments are with lenders under our current bank credit facility.

Put contracts are purchased at a rate per unit of hedged production that fluctuates with the commodity futures market. The historical cost of the put contract represents our maximum cash exposure. We are not obligated to make any further payments under the put contract regardless of future commodity price fluctuations. Under put contracts, monthly payments are made to us if the New York Mercantile Exchange (“NYMEX”) prices fall below the agreed upon floor price, while allowing us to fully participate in commodity prices above the floor. Swaps typically provide for monthly payments by us if prices rise above the swap price or monthly payments to us if prices fall below the swap price. Collar contracts typically require payments by us if the NYMEX average closing price is above the ceiling price or payments to us if the NYMEX average closing price is below the floor price. Settlements for our oil put contracts, oil collar contracts and fixed-price oil swaps are based on an average of the NYMEX closing price for West Texas Intermediate crude oil during the entire calendar month. Settlements for our natural gas collar contracts and fixed-price natural gas swaps are based on the NYMEX price for the last day of a respective contract month.

The following tables illustrate our derivative positions for calendar years 2018 and 2019 as of March 9, 2018:

		Put Contracts (NYMEX)
		Oil
		Daily Volume (Bbls/d)	Price ($ per Bbl)
2018	January - December	1,000	$54.00
2018	January - December	1,000	45.00

		Fixed-Price Swaps (NYMEX)
		Oil
		Daily Volume (Bbls/d)	Swap Price ($ per Bbl)
2018	January - December	1,000	$52.50
2018	January - December	1,000	51.98
2018	January - December	1,000	53.67
2019	January - December	1,000	51.00
2019	January - December	1,000	51.57
2019	January - December	2,000	56.13

		Collar Contracts (NYMEX)
		Natural Gas			Oil
		Daily Volume (MMBtus/d)	Floor Price ($ per MMBtu)	Ceiling Price ($ per MMBtu)	Daily Volume (Bbls/d)	Floor Price ($ per Bbl)	Ceiling Price ($ per Bbl)
2018	January - December	6,000	$2.75	$3.24	1,000	$45.00	$55.35

Derivatives not designated or not qualifying as hedging instruments

The following table discloses the location and fair value amounts of derivatives not designated or not qualifying as hedging instruments, as reported in our balance sheet, at December 31, 2017 (Successor) (in thousands). We had no outstanding hedging instruments at December 31, 2016 (Predecessor).

Fair Value of Derivatives Not Designated or Not Qualifying as Hedging Instruments at

December 31, 2017

(Successor)

	Asset Derivatives		Liability Derivatives
Description	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Commodity contracts	Current assets: Fair value of derivative contracts	$879	Current liabilities: Fair value of derivative contracts	$8,969
	Long-term assets: Fair value of derivative contracts	—	Long-term liabilities: Fair value of derivative contracts	3,085

		$879		$12,054

Gains or losses related to changes in fair value and cash settlements for derivatives not designated or not qualifying as hedging instruments are recorded as derivative income (expense) in the statement of operations.

The following table discloses the before tax effect of our derivatives not designated or not qualifying as hedging instruments on the statement of operations for the indicated periods (in thousands):

Gain (Loss) Recognized in Derivative Income (Expense)

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended
Description			December 31, 2016	December 31, 2015
Commodity contracts:
Cash settlements	$2,161	$—	$—	$17,385
Change in fair value	(15,549)	(1,778)	—	(12,146)

Total gains (losses) on derivatives not designated or not qualifying as hedging instruments	$(13,388)	$(1,778)	$—	$5,239

Derivatives qualifying as hedging instruments

None of our derivative contracts outstanding as of December 31, 2017 (Successor) were designated as accounting hedges. We had no outstanding derivatives at December 31, 2016 (Predecessor). During 2016 and 2015, we had outstanding derivatives that were designated and qualified as hedging instruments. The following table discloses the before tax effect of derivatives qualifying as hedging instruments, as reported in the statement of operations, for the years ended December 31, 2016 and 2015 (Predecessor) (in thousands):

Effect of Derivatives Qualifying as Hedging Instruments on the Statement of Operations

for the Years Ended December 31, 2016 and 2015

(Predecessor)

Derivatives in Cash Flow Hedging Relationships	Amount of Gain (Loss) Recognized in Other Comprehensive Income on Derivatives	Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Income (Effective Portion)(a)		Gain (Loss) Recognized in Income on Derivatives (Ineffective Portion)
	2016	Location	2016	Location	2016
Commodity contracts	$(1,648)	Operating revenue - oil/natural gas production	$35,457	Derivative income (expense), net	$(810)

Total	$(1,648)		$35,457		$(810)

	2015		2015		2015
Commodity contracts	$52,630	Operating revenue - oil/natural gas production	$149,955	Derivative income (expense), net	$2,713

Total	$52,630		$149,955		$2,713

(a)

For the year ended December 31, 2016, effective hedging contracts increased oil revenue by $23,747 and increased natural gas revenue by $11,710. For the year ended December 31, 2015, effective hedging contracts increased oil revenue by $135,617 and increased natural gas revenue by $14,338.

Offsetting of derivative assets and liabilities

Our derivative contracts are subject to netting arrangements. It is our policy to not offset our derivative contracts in presenting the fair value of these contracts as assets and liabilities in our balance sheet. The following table presents the potential impact of the offset rights associated with our recognized assets and liabilities at December 31, 2017 (Successor) (in thousands):

	As Presented Without Netting	Effects of Netting	With Effects of Netting
Current assets: Fair value of derivative contracts	$879	$(879)	$—
Long-term assets: Fair value of derivative contracts	—	—	—
Current liabilities: Fair value of derivative contracts	(8,969)	879	(8,090)
Long-term liabilities: Fair value of derivative contracts	(3,085)	—	(3,085)

We had no outstanding derivative contracts at December 31, 2016 (Predecessor).

NOTE 10 — FAIR VALUE MEASUREMENTS

U.S. GAAP establishes a fair value hierarchy that has three levels based on the reliability of the inputs used to determine the fair value. These levels include: Level 1, defined as inputs such as unadjusted quoted prices in active markets for identical assets or liabilities; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs for use when little or no market data exists, therefore requiring an entity to develop its own assumptions.

As of December 31, 2017 (Successor) and 2016 (Predecessor), we held certain financial assets that are required to be measured at fair value on a recurring basis, including our commodity derivative instruments and our investments in marketable securities. We utilize the services of an independent third party to assist us in valuing our derivative instruments. The income approach is used in this determination utilizing the third party’s proprietary pricing model. The model accounts for our credit risk and the credit risk of our counterparties in the discount rate applied to estimated future cash inflows and outflows. Our swap contracts are included within the Level 2 fair value hierarchy, and our collar and put contracts are included within the Level 3 fair value hierarchy. Significant unobservable inputs used in establishing fair value for the collars and puts are the volatility impacts in the pricing model as it relates to the call portion of the collar and the floor of the put. For a more detailed description of our derivative instruments, see Note 9 – Derivative Instruments and Hedging Activities. We used the market approach in determining the fair value of our investments in marketable securities, which are included within the Level 1 fair value hierarchy.

The following tables present our assets and liabilities that are measured at fair value on a recurring basis at December 31, 2017 (Successor) (in thousands):

	Fair Value Measurements Successor as of December 31, 2017
Assets	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities (Other assets)	$5,081	$5,081	$—	$—
Derivative contracts	879	—	—	879

Total	$5,960	$5,081	$—	$879

	Fair Value Measurements Successor as of December 31, 2017
Liabilities	Total	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative contracts	$12,054	$—	$10,110	$1,944

Total	$12,054	$—	$10,110	$1,944

We had no liabilities measured at fair value on a recurring basis at December 31, 2016. The following table presents our assets that are measured at fair value on a recurring basis at December 31, 2016 (Predecessor) (in thousands):

	Fair Value Measurements Predecessor as of December 31, 2016
Assets	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities (Other assets)	$8,746	$8,746	$—	$—

Total	$8,746	$8,746	$—	$—

The table below presents a reconciliation for assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period from March 1, 2017 through December 31, 2017 (Successor) and the period from January 1, 2017 through February 28, 2017 (Predecessor) (in thousands):

	Hedging Contracts, net
	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017
Beginning balance	$3,087	$—
Total gains/(losses) (realized or unrealized):
Included in earnings	(5,201)	(649)
Included in other comprehensive income	—	—
Purchases, sales, issuances and settlements	1,049	3,736
Transfers in and out of Level 3	—	—

Ending balance	$(1,065)	$3,087

The amount of total gains/(losses) for the period included in earnings (derivative income) attributable to the change in unrealized gain/(losses) relating to derivatives still held at December 31, 2017	$(4,699)

The fair value of cash and cash equivalents approximated book value at December 31, 2017 and 2016. Upon emergence from bankruptcy on February 28, 2017, the 2017 Convertible Notes and 2022 Notes were cancelled, and the Company issued the 2022 Second Lien Notes. As of December 31, 2016, the fair value of the liability component of the 2017 Convertible Notes was approximately $293.5 million. As of December 31, 2016, the fair value of the 2022 Notes was approximately $465.0 million. As of December 31, 2017, the fair value of the 2022 Second Lien Notes was approximately $227.3 million.

The fair values of the 2022 Notes and the 2022 Second Lien Notes were determined based on quotes obtained from brokers, which represent Level 1 inputs. We applied fair value concepts in determining the liability component of the 2017 Convertible Notes at inception and at December 31, 2016. The fair value of the liability was estimated using an income approach. The significant inputs in these determinations were market interest rates based on quotes obtained from brokers and represent Level 2 inputs.

On February 28, 2017, the Company emerged from bankruptcy and adopted fresh start accounting, which resulted in the Company becoming a new entity for financial reporting purposes. Upon the adoption of fresh start accounting, the Company’s assets and liabilities were recorded at their fair values as of the fresh start reporting date, February 28, 2017. See Note 3 – Fresh Start Accounting for a detailed discussion of the fair value approaches used by the Company. The inputs utilized in the valuation of our most significant asset, our oil and gas properties, included mostly unobservable inputs, which fall within Level 3 of the fair value hierarchy.

NOTE 11 — ASSET RETIREMENT OBLIGATIONS

Upon emergence from bankruptcy, as discussed in Note 3 – Fresh Start Accounting, the Company adopted fresh start accounting which included the adjustment of asset retirement obligations to estimated fair values at February 28, 2017. The following table presents the change in our asset retirement obligations during the indicated periods (in thousands, inclusive of current portion):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Beginning balance	$290,067	$242,019	$225,866	$316,409
Liabilities incurred	2,280	—	2,338	15,933
Liabilities settled	(81,197)	(3,641)	(19,630)	(72,713)
Divestment of properties	—	(8,672)	—	(248)
Accretion expense	21,151	5,447	40,229	25,988
Revision of estimates	(19,200)	—	(6,784)	(59,503)
Fair value fresh start adjustment	—	54,914	—	—

Asset retirement obligations, end of period	$213,101	$290,067	$242,019	$225,866

NOTE 12 — INCOME TAXES

An analysis of our deferred taxes follows (in thousands):

	Successor	Predecessor
	As of December 31, 2017	As of December 31, 2016
Tax effect of temporary differences:
Net operating loss carryforwards	$66,304	$201,557
Oil and gas properties	12,035	85,772
Asset retirement obligations	44,751	85,312
Stock compensation	278	3,294
Derivatives	3,110	—
Accrued incentive compensation	2,269	954
Debt issuance costs	644	7,480
Other	1,600	441

Total deferred tax assets (liabilities)	130,991	384,810
Valuation allowance	(130,991)	(384,810)

Net deferred tax assets (liabilities)	$—	$—

Upon our emergence from bankruptcy, pursuant to the terms of the Plan, a substantial portion of the Company’s pre-petition debt was extinguished (see Note 2 – Reorganization). For tax purposes, absent an exception, a debtor recognizes cancellation of indebtedness income (“CODI”) upon discharge of its outstanding indebtedness for an amount of consideration that is less than its adjusted issue price. The IRC provides that a debtor in a bankruptcy case may exclude CODI from taxable income but must reduce certain of its tax attributes by the amount of any CODI realized as a result of the consummation of a plan of reorganization. The amount of CODI realized by a taxpayer is the adjusted issue price of any indebtedness discharged less the sum of (i) the amount of cash paid, (ii) the issue price of any new indebtedness issued and (iii) the fair market value of any other consideration, including equity, issued. After consideration of the market value of the Company’s equity upon emergence from Chapter 11 bankruptcy proceedings, the estimated amount of U.S. CODI is approximately $257 million, which will reduce the value of the Company’s U.S. net operating losses. The actual reduction in tax attributes does not occur until the first day of the Company’s tax year subsequent to the date of emergence, or January 1, 2018. The estimated results of the attribute reduction have been reflected in the Company’s ending balance of deferred tax assets for the year ended December 31, 2017 (Successor). The Successor Company also has various state net operating loss carryforwards that are subject to reduction as a result of the CODI being excluded from taxable income, however, subsequent to the sale of the Appalachia Properties, our state income tax exposure is not expected to be material.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). Generally effective for tax years 2018 and beyond, the Tax Act makes broad and complex changes to the IRC, including, but not limited to, (i) reducing the U.S. federal corporate tax rate from 35% to 21%; (ii) eliminating the corporate alternative minimum tax (“AMT”) and changing how existing AMT credits are realized; (iii) creating a new limitation on deductible interest expense; and (iv) changing rules related to uses and limitation of net operating loss carryforwards created in tax years beginning after December 31, 2017. As of December 31, 2017, we have not completed our accounting for the tax effects of enactment of the Tax Act. However, we have made a reasonable estimate of the effects on our existing deferred tax balances and recognized a provisional amount of $87.3 million to remeasure our deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21%. This amount is included as a component of income tax expense (benefit) from continuing operations and is fully offset by the related adjustment to our valuation allowance. We are still analyzing certain aspects of the Tax Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.

We estimate that we had ($18.3) million and $3.6 million, respectively, of current federal income tax expense (benefit) for the periods of March 1, 2017 through December 31, 2017 (Successor) and the period of January 1, 2017 through February 28, 2017 (Predecessor). For the years ended December 31, 2016 and 2015 (Predecessor) we had ($5.7) million and ($44.1) million, respectively, of current federal income tax (benefits). There was no deferred income tax expense (benefit) recorded for the periods of March 1, 2017 through December 31, 2017 (Successor) and the period of January 1, 2017 through February 28, 2017 (Predecessor). For the years ended December 31, 2016 and 2015 (Predecessor), we recorded a deferred income tax expense (benefit) of $13.1 million and ($272.3) million, respectively. The deferred income tax benefit in 2015 was a result of our losses before income taxes attributable primarily to ceiling test write-downs of our oil and gas properties (see Note 22 – Supplemental Information on Oil and Natural Gas Operations – Unaudited). We had current income tax receivables of $36.3 million and $26.1 million at December 31, 2017 (Successor) and 2016 (Predecessor), respectively, both of which related to expected tax refunds from the carryback of net operating losses to previous tax years. We received $20.6 million of the tax refund subsequent to December 31, 2017.

For tax reporting purposes, our net operating loss carryforwards totaled approximately $315.7 million at December 31, 2017 (net of the aforementioned CODI reduction). If not utilized, such carryforwards would begin to expire in 2035 and would fully expire in 2036. Additionally, IRC Section 382 provides an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in-losses, against future U.S. taxable income in the event of a change in ownership. The Company’s emergence from Chapter 11 bankruptcy proceedings resulted in a change in ownership for purposes of IRC Section 382. Accordingly, we estimate that approximately $127 million of our net operating loss carryforwards will be subject to the annual IRC Section 382 limitation, with the remaining $189 million of net operating loss carryforwards being unlimited.

In addition, we had approximately $1.2 million in statutory depletion deductions available for tax reporting purposes that may be carried forward indefinitely. Recognition of a deferred tax asset associated with these and other carryforwards is dependent upon our evaluation that it is more likely than not that the asset will ultimately be realized. As a result of the significant declines in commodity prices and the resulting ceiling test write-downs and net losses incurred, we determined during 2015 that it was more likely than not that a portion of our deferred tax assets will not be realized in the future. Accordingly, we established a valuation allowance against a portion of our deferred tax assets. As of December 31, 2017 (Successor), our valuation allowance totaled $131.0 million. Our assessment of the realizability of our deferred tax assets is based on the weight of all available evidence, both positive and negative, including future reversals of deferred tax liabilities.

The following table provides a reconciliation of the statutory federal income tax rate to the Company’s effective income tax rate as a percentage of income before income taxes for the indicated periods:

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Income tax expense computed at the statutory federal income tax rate	35.0%	35.0%	35.0%	35.0%
Tax Act rate change	(32.8)	—	—	—
State taxes	(0.7)	0.3	0.2	0.6
Change in valuation allowance	5.3	(37.8)	(35.0)	(12.8)
IRC Sec. 162(m) limitation	0.4	—	(0.3)	(0.1)
Tax deficits on stock compensation	(0.6)	0.6	(0.7)	(0.1)
Reorganization fees	0.3	2.5	(0.3)	—
Other	—	—	(0.2)	(0.1)

Effective income tax rate	6.9%	0.6%	(1.3)%	22.5%

There were no income taxes allocated to accumulated other comprehensive income for the periods of March 1, 2017 through December 31, 2017 (Successor) and January 1, 2017 through February 28, 2017 (Predecessor). Income taxes allocated to accumulated other comprehensive income related to oil and gas hedges amounted to ($13.1) million, ($35.7) million for the years ended December 31, 2016 and 2015 (Predecessor), respectively.

As of December 31, 2017 (Successor), we had unrecognized tax benefits of $491 thousand. If recognized, all of our unrecognized tax benefits would impact our effective tax rate. A reconciliation of the total amounts of unrecognized tax benefits follows (in thousands):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017
Total unrecognized tax benefits, beginning balance	$491	$491
Increases (decreases) in unrecognized tax benefits as a result of:
Tax positions taken during a prior period	—	—
Tax positions taken during the current period	—	—
Settlements with taxing authorities	—	—
Lapse of applicable statute of limitations	—	—

Total unrecognized tax benefits, ending balance	$491	$491

Our unrecognized tax benefits pertain to a proposed state income tax audit adjustment. We believe that our unrecognized tax benefits may be reduced to zero within the next 12 months upon completion and ultimate settlement of the examination.

It is our policy to classify interest and penalties associated with underpayment of income taxes as interest expense and general and administrative expenses, respectively. We recognized $33 thousand and $7 thousand, respectively, of interest expense and no penalties related to uncertain tax positions for the periods of March 1, 2017 through December 31, 2017 (Successor) and January 1, 2017 through February 28, 2017 (Predecessor). We recognized $46 thousand of interest expense and no penalties related to uncertain tax positions for the year ended December 31, 2016 (Predecessor). We recognized $131 thousand of interest expense and no penalties related to uncertain tax positions for the year ended December 31, 2015 (Predecessor). The liabilities for unrecognized tax benefits and accrued interest payable are components of other current liabilities on our balance sheet.

The tax years 2014 through 2017 remain subject to examination by major tax jurisdictions.

NOTE 13 — DEBT

Our debt balances (net of related unamortized discounts and debt issuance costs) as of December 31, 2017 and 2016 were as follows (in thousands):

	Successor	Predecessor
	December 31, 2017	December 31, 2016
7 1⁄2% Senior Second Lien Notes due 2022	$225,000	$—
1 3⁄4% Senior Convertible Notes due 2017	—	300,000
7 1⁄2% Senior Notes due 2022	—	775,000
Predecessor revolving credit facility	—	341,500
4.20% Building Loan	10,927	11,284

Total debt	$235,927	$1,427,784
Less: current portion of long-term debt	(425)	(408)
Less: liabilities subject to compromise	—	(1,075,000)

Long-term debt	$235,502	$352,376

Reorganization

On December 14, 2016, the Debtors filed Bankruptcy Petitions seeking relief under Chapter 11 of the Bankruptcy Code to pursue a prepackaged plan of reorganization. The 2017 Convertible Notes and 2022 Notes were impacted by the Chapter 11 process and were classified in the accompanying consolidated balance sheet at December 31, 2016 as liabilities subject to compromise under the provisions of ASC 852, “Reorganizations”. On February 15, 2017, the Bankruptcy Court entered an order confirming the Plan, and on February 28, 2017, the Plan became effective and the Debtors emerged from bankruptcy. Upon emergence from bankruptcy, pursuant to the terms of the Plan, the Predecessor Company’s 2017 Convertible Notes and 2022 Notes were cancelled, the Predecessor Company’s Pre-Emergence Credit Agreement was amended and restated, and the Company issued the 2022 Second Lien Notes.

Current Portion of Long-Term Debt

As of December 31, 2017 (Successor), the current portion of long-term debt of $0.4 million represented principal payments due within one year on the 4.20% Building Loan (the “Building Loan”).

Reclassification of Debt

The face values of the 2017 Convertible Notes of $300 million and the 2022 Notes of $775 million were reclassified as liabilities subject to compromise in the accompanying consolidated balance sheet at December 31, 2016 (Predecessor). See Note 1 – Organization and Summary of Significant Accounting Policies.

Successor Revolving Credit Facility

On the Effective Date, pursuant to the terms of the Plan, the Company entered into the Fifth Amended and Restated Credit Agreement with the lenders party thereto and Bank of America, N.A. (as amended from time to time, the “Amended Credit Agreement”), as administrative agent and issuing lender, which amended and replaced the Company’s Pre-Emergence Credit Agreement. The Amended Credit Agreement provides for a reserve-based revolving credit facility and matures on February 28, 2021.

The Company’s available borrowings under the Amended Credit Agreement were initially set at $150 million until the first borrowing base redetermination in November 2017. On November 8, 2017, the borrowing base under the Amended Credit Agreement was redetermined to $100 million. On December 31, 2017, the Company had no outstanding borrowings and $12.6 million of outstanding letters of credit, leaving $87.4 million of availability under the Amended Credit Agreement. Interest on loans under the Amended Credit Agreement is calculated using the London Interbank Offering Rate (“LIBOR”) or the base rate, at the election of the Company, plus, in each case, an applicable margin. The applicable margin is determined based on borrowing base utilization and ranges from 2.00% to 3.00% per annum for base rate loans and 3.00% to 4.00% per annum for LIBOR loans.

The borrowing base under the Amended Credit Agreement is redetermined semi-annually, in May and November, by the lenders, in accordance with the lenders’ customary practices for oil and gas loans. In addition, we and the lenders each have discretion at any time, but not more than two additional times each in any calendar year, to have the borrowing base redetermined. Subject to certain exceptions, the Amended Credit Agreement is required to be guaranteed by all of the material domestic direct and indirect subsidiaries of the Company. As of December 31, 2017, the Amended Credit Agreement is guaranteed by Stone Offshore. The Amended Credit Agreement is secured by substantially all of the Company’s and its subsidiaries’ assets.

The Amended Credit Agreement provides for customary optional and mandatory prepayments, affirmative and negative covenants and events of default, including limitations on the incurrence of debt, liens, restrictive agreements, mergers, asset sales, dividends, investments, affiliate transactions and restrictions on commodity hedging. During the continuance of certain events of default, the lenders may take a number of actions, including declaring the entire amount then outstanding under the Amended Credit Agreement due and payable (in the event of certain insolvency-related events, the entire amount then outstanding under the Amended Credit Agreement will become automatically due and payable). The Amended Credit Agreement also requires maintenance of certain financial covenants, including (i) a consolidated funded debt to EBITDA ratio of not more than 2.75x for the test period ending March 31, 2017, 2.50x for the test period ending June 30, 2017, 3.00x for the test period ending September 30, 2017, 2.75x for the test period ending December 31, 2017, 2.50x for the test periods ending March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively, 2.75x for the test period ending March 31, 2019, 3.00x for the test period ending June 30, 2019, 3.50x for the test periods ending September 30, 2019 and December 31, 2019, respectively, 3.00x for the test period ending March 31, 2020, 2.75x for the test periods ending June 30, 2020 and September 30, 2020, respectively, and 2.50x for the test periods ending December 31, 2020 and March 31, 2021, respectively, (ii) a consolidated interest coverage ratio of not less than 2.75 to 1.00, and (iii) a requirement to maintain minimum liquidity of at least 20% of the borrowing base. We were in compliance with all covenants under the Amended Credit Agreement as of December 31, 2017.

Predecessor Revolving Credit Facility

On June 24, 2014, the Predecessor Company entered into the Pre-Emergence Credit Agreement with the lenders party thereto and Bank of America, N.A., as administrative agent and issuing lender, with commitments totaling $900 million (subject to borrowing base limitations). The borrowing base under the Pre-Emergence Credit Agreement prior to its amendment and restatement as the Amended Credit Agreement was $150 million. Interest on loans under the Pre-Emergence Credit Agreement was calculated using the LIBOR rate or the base rate, at our election. The margin for loans at the LIBOR rate was determined based on borrowing base utilization and ranged from 1.500% to 2.500%.

Prior to emergence from bankruptcy, the Predecessor Company had $341.5 million of outstanding borrowings and $12.5 million of outstanding letters of credit under the Pre-Emergence Credit Agreement. At emergence, the outstanding borrowings were paid in full and the $12.5 million of outstanding letters of credit were converted to obligations under the Amended Credit Agreement.

Building Loan

On November 20, 2015, we entered into an approximately $11.8 million term loan agreement, the Building Loan, maturing on November 20, 2030. There were no changes to the terms of the Building Loan pursuant to the Plan. The Building Loan bears interest at a rate of 4.20% per annum and is to be repaid in 180 equal monthly installments of approximately $73,000 commencing on December 20, 2015. As of December 31, 2017, the outstanding balance under the Building Loan totaled $10.9 million.

The Building Loan is collateralized by our two Lafayette, Louisiana office buildings. Under the financial covenants of the Building Loan, we must maintain a ratio of EBITDA to Net Interest Expense of not less than 2.00 to 1.00. In addition, the Building Loan contains certain customary restrictions or requirements with respect to change of control and reporting responsibilities. We were in compliance with all covenants under the Building Loan as of December 31, 2017.

Successor 2022 Second Lien Notes

On the Effective Date, pursuant to the terms of the Plan, the Successor Company entered into an indenture by and among the Company, Stone Offshore, as guarantor (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “2022 Second Lien Notes Indenture”), and issued $225 million of the Company’s 2022 Second Lien Notes pursuant thereto.

Interest on the 2022 Second Lien Notes accrues at a rate of 7.50% per annum payable semi-annually in arrears on May 31 and November 30 of each year in cash, beginning November 30, 2017. At December 31, 2017, $1.4 million had been accrued in connection with the May 31, 2018 interest payment. The 2022 Second Lien Notes are secured on a second lien priority basis by the same collateral that secures the Amended Credit Agreement, including the Company’s oil and natural gas properties, and are guaranteed by the Guarantor. The 2022 Second Lien Notes mature on May 31, 2022. Pursuant to the terms of the Intercreditor Agreement (as defined below), the security interest in those assets that secure the 2022 Second Lien Notes and the related guarantee are contractually subordinated to liens thereon that secure the Company’s Amended Credit Agreement and certain other permitted obligations as set forth in the 2022 Second Lien Notes Indenture. Consequently, the 2022 Second Lien Notes and the related guarantee are effectively subordinated to the Amended Credit Agreement and such other permitted secured indebtedness to the extent of the value of such assets.

At any time prior to May 31, 2020, the Company may, at its option, on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2022 Second Lien Notes issued under the 2022 Second Lien Notes Indenture at a redemption price of 107.5% of the principal amount of the 2022 Second Lien Notes, plus accrued and unpaid interest to the redemption date, with an amount of cash equal to the net cash proceeds of certain equity offerings; provided that at least 65% of the aggregate principal amount of the 2022 Second Lien Notes as of the Effective Date remains outstanding after each such redemption. On or after May 31, 2020, the Company may redeem all or part of the 2022 Second Lien Notes at redemption prices (expressed as percentages of the principal amount) equal to (i) 105.625% for the twelve-month period beginning on May 31, 2020; (ii) 105.625% for the twelve-month period beginning on May 31, 2021; and (iii) 100.000% for the twelve-month period beginning on May 31, 2022 and at any time thereafter, in each case, plus accrued and unpaid interest at the redemption date. In addition, at any time prior to May 31, 2020, the Company may redeem all or a part of the 2022 Second Lien Notes at a redemption price equal to 100% of the principal amount of the 2022 Second Lien Notes to be redeemed plus a make-whole premium, plus accrued and unpaid interest to the redemption date.

The 2022 Second Lien Notes Indenture contains covenants that restrict the Company’s ability and the ability of certain of its subsidiaries to: (i) incur additional debt and issue preferred stock; (ii) make payments or distributions on account of the Company’s or its restricted subsidiaries’ capital stock; (iii) sell assets; (iv) restrict dividends or other payments of the Company’s restricted subsidiaries; (v) create liens that secure debt; (vi) enter into transactions with affiliates, and (vii) merge or consolidate with another company. These covenants are subject to a number of important exceptions and qualifications. At any time when the 2022 Second Lien Notes are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and no Default (as defined in the 2022 Second Lien Notes Indenture) has occurred and is continuing, many of these covenants will terminate.

The 2022 Second Lien Notes Indenture also provides for certain events of default. In the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of the Company’s restricted subsidiaries that is a significant subsidiary, or any group of the Company’s restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company, all outstanding 2022 Second Lien Notes will become due and immediately payable without further action or notice. If any other event of default occurs and is continuing, the trustee of the 2022 Second Lien Notes or the holders of at least 25% in aggregate principal amount of the then outstanding 2022 Second Lien Notes may declare all the 2022 Second Lien Notes to be due and payable immediately.

Intercreditor Agreement

On the Effective Date, Bank of America, N.A., as priority lien agent, The Bank of New York Mellon Trust Company, N.A., as second lien collateral agent, and The Bank of New York Mellon Trust Company, N.A., as the 2022 Second Lien Notes trustee, entered into an intercreditor agreement, which was acknowledged and agreed to by the Company and the Guarantor (the “Intercreditor Agreement”) to govern the relationship of holders of the 2022 Second Lien Notes, the lenders under the Amended Credit Agreement and holders of other priority lien obligations, with respect to collateral and certain other matters.

Predecessor Senior Notes

2017 Convertible Notes. On March 6, 2012, the Predecessor Company issued in a private offering $300 million in aggregate principal amount of the 2017 Convertible Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The 2017 Convertible Notes were convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, based on an initial conversion rate of 23.4449 shares of our common stock per $1,000 principal amount of 2017 Convertible Notes, which corresponded to an initial conversion price of approximately $42.65 per share of our common stock at the time of the issuance of the 2017 Convertible Notes. On June 10, 2016, we completed a 1-for-10 reverse stock split with respect to our common stock and proportional adjustments were made to the conversion price and shares as they relate to the 2017 Convertible Notes, resulting in a conversion rate of 2.34449 shares of our common stock with a corresponding conversion price of $426.50 per share.

The 2017 Convertible Notes were due on March 1, 2017. Upon emergence from bankruptcy on February 28, 2017, pursuant to the Plan, the $300 million of debt related to the 2017 Convertible Notes was cancelled. See Note 2 – Reorganization for additional details.

During the year ended December 31, 2016 (Predecessor), we recognized $15.4 million of interest expense for the amortization of the discount and $1.5 million of interest expense for the amortization of debt issuance costs related to the 2017 Convertible Notes. During the year ended December 31, 2015 (Predecessor), we recognized $15.0 million of interest expense for the amortization of the discount and $1.4 million of interest expense for the amortization of debt issuance costs related to the 2017 Convertible Notes.

2022 Notes. On November 8, 2012 and November 27, 2013, respectively, the Predecessor Company completed the public offering of $300 million and $475 million aggregate principal amount of the 2022 Notes.

The 2022 Notes were scheduled to mature on November 15, 2022. Upon emergence from bankruptcy, pursuant to the Plan, the $775 million of debt related to the 2022 Notes was cancelled. See Note 2 – Reorganization for additional details.

Deferred Financing Cost and Interest Cost

In accordance with the provisions of ASC 852, we recognized a charge of approximately $8.3 million to write-off the remaining unamortized debt issuance costs, discounts and premiums related to the 2017 Convertible Notes and 2022 Notes, which is included in reorganization items in the accompanying consolidated statement of operations for the year ended December 31, 2016 (Predecessor). Additionally, we recognized a charge of approximately $2.6 million to write-off the remaining unamortized debt issuance costs related to the Pre-Emergence Credit Agreement as of the Petition Date, which is included in reorganization items in the consolidated statement of operations during the period from January 1, 2017 through February 28, 2017 (Predecessor). See Note 1 – Organization and Summary of Significant Accounting Policies and Note 3 – Fresh Start Accounting for additional details.

At December 31, 2017 (Successor) and December 31, 2016 (Predecessor), approximately $59 thousand and $63 thousand, respectively, of unamortized debt issuance costs were deducted from the carrying amount of the Building Loan. At December 31, 2016 (Predecessor), approximately $2.8 million of debt issuance costs related to the Pre-Emergence Credit Agreement were classified as other assets.

Prior to the filing of the Bankruptcy Petitions, the costs associated with the 2017 Convertible Notes were being amortized over the life of the notes using a method that applied an effective interest rate of 7.51%. The costs associated with the November 2012 issuance and November 2013 issuance of the 2022 Notes were being amortized over the life of the notes using a method that applied effective interest rates of 7.75% and 7.04%, respectively. The costs associated with the Pre-Emergence Credit Agreement were being amortized on a straight-line basis over the term of the facility. The costs associated with the issuance of the Building Loan are being amortized using the effective interest method over the term of the Building Loan.

Total interest cost incurred, before capitalization, on all obligations for the period from March 1, 2017 through December 31, 2017 (Successor) was $15.7 million. Total interest cost incurred, before capitalization, on all obligations for the years ended December 31, 2016 and 2015 (Predecessor) was $91.1 million and $85.3 million, respectively. In accordance with the accounting guidance in ASC 852, we accrued interest on the 2017 Convertible Notes and 2022 Notes only up to the Petition Date, and such amounts were included as liabilities subject to compromise in our consolidated balance sheet at December 31, 2016 (Predecessor). Accordingly, there was no interest expense recognized on the 2017 Convertible Notes or the 2022 Notes after the Bankruptcy Petitions were filed.

NOTE 14 — ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Through December 31, 2016, we designated our commodity derivatives as cash flow hedges for accounting purposes upon entering into the contracts, and accordingly, changes in the fair value of the derivative were recognized in stockholders’ equity through other comprehensive income (loss), net of related taxes, to the extent the hedge was considered effective. We had no outstanding derivative contracts at December 31, 2016.

During the periods from March 1, 2017 through December 31, 2017 (Successor) and January 1, 2017 through February 28, 2017 (Predecessor), we entered into various commodity derivative contracts (see Note 9 – Derivative Instruments and Hedging Activities). With respect to our 2017, 2018 and 2019 commodity derivative contracts, we have elected to not designate these contracts as cash flow hedges for accounting purposes. Accordingly, the net changes in the mark-to-market valuations and the monthly settlements of these derivative contracts will be recorded in earnings through derivative income (expense).

During the year ended December 31, 2016, we reclassified a $6.1 million loss related to cumulative foreign currency translation adjustments from accumulated other comprehensive income into other operational expenses upon the liquidation of our former foreign subsidiary, Stone Energy Canada, ULC.

The following tables include the changes in accumulated other comprehensive income (loss) by component for the years ended December 31, 2016 and 2015 (Predecessor) (in thousands):

	Cash Flow Hedges	Foreign Currency Items	Total
For the Year Ended December 31, 2016 (Predecessor)
Beginning balance, net of tax	$24,025	$(6,073)	$17,952

Other comprehensive income (loss) before reclassifications:
Change in fair value of derivatives	(1,648)	—	(1,648)
Foreign currency translations	—	(8)	(8)
Income tax effect	581	—	581

Net of tax	(1,067)	(8)	(1,075)

Amounts reclassified from accumulated other comprehensive income:
Operating revenue: oil/natural gas production	35,457	—	35,457
Other operational expenses	—	(6,081)	(6,081)
Income tax effect	(12,499)	—	(12,499)

Net of tax	22,958	(6,081)	16,877

Other comprehensive income (loss), net of tax	(24,025)	6,073	(17,952)

Ending balance, net of tax	$—	$—	$—

	Cash Flow Hedges	Foreign Currency Items	Total
For the Year Ended December 31, 2015 (Predecessor)
Beginning balance, net of tax	$86,783	$(3,468)	$83,315

Other comprehensive income (loss) before reclassifications:
Change in fair value of derivatives	52,630	—	52,630
Foreign currency translations	—	(2,605)	(2,605)
Income tax effect	(19,096)	—	(19,096)

Net of tax	33,534	(2,605)	30,929

Amounts reclassified from accumulated other comprehensive income:
Operating revenue: oil/natural gas production	149,955	—	149,955
Derivative income, net	1,170	—	1,170
Income tax effect	(54,833)	—	(54,833)

Net of tax	96,292	—	96,292

Other comprehensive loss, net of tax	(62,758)	(2,605)	(65,363)

Ending balance, net of tax	$24,025	$(6,073)	$17,952

NOTE 15 — EMPLOYEE BENEFIT PLANS

We entered into deferred compensation and disability agreements with certain of our former officers. The benefits under the deferred compensation agreements vested after certain periods of employment, and at December 31, 2017 (Successor), the liability for such vested benefits was approximately $0.9 million and is recorded in current and other long-term liabilities. The deferred compensation plan is described further below.

The following is a brief description of each incentive compensation plan applicable to our employees:

Annual Incentive Cash Compensation Plans

In 2016, we replaced our historical long-term cash and equity-based incentive compensation programs with the 2016 Performance Incentive Compensation Plan (the “2016 Annual Incentive Plan”), pursuant to which incentive cash bonuses were calculated based on the achievement of certain strategic objectives for each quarter of 2016. On July 25, 2017, the Board approved the Stone Energy Corporation 2017 Annual Incentive Compensation Plan (the “2017 Annual Incentive Plan”) for all salaried employees (other than the interim chief executive officer) of the Company. The 2017 Annual Incentive Plan is a performance-based short-term cash incentive program that provides award opportunities based on the Company’s annual performance in certain performance measures as defined by the Board. The 2017 Annual Incentive Plan replaced the Company’s Amended and Restated Revised Annual Incentive Compensation Plan, which was adopted in November 2007, and the 2016 Annual Incentive Plan.

For the period from March 1, 2017 through December 31, 2017 (Successor), Stone incurred expenses of $7.0 million, net of amounts capitalized, related to incentive compensation cash bonuses. Stone incurred expenses of $13.5 million and $2.2 million, net of amounts capitalized, for each of the years ended December 31, 2016 and 2015 (Predecessor), respectively, related to incentive compensation cash bonuses. These charges are reflected in incentive compensation expense on the statement of operations.

Key Executive Incentive Plan

Pursuant to the terms of the Executive Claims Settlement Agreement, the Company’s executives agreed to waive their claims related to the Company’s 2016 Annual Incentive Plan, and in exchange therefor, the Company adopted the Stone Energy Corporation Key Executive Incentive Plan (“KEIP”), in which the Company’s executives were allowed to participate. Payments to the Company’s executives under the KEIP were limited to $2.0 million, or the equivalent of the target bonus under the 2016 Annual Incentive Plan for the fourth quarter of 2016. The KEIP payments of $2.0 million are reflected in incentive compensation expense on the statement of operations for the period from January 1, 2017 through February 28, 2017 (Predecessor).

Retention Award Agreement

On July 25, 2017, the Board approved retention awards and the form of Stone Energy Corporation Retention Award Agreement (the “Retention Award Agreement”) and authorized the Company to enter into Retention Award Agreements with certain executive officers and employees of the Company. The Retention Award Agreement provides for a retention award to certain individuals to be paid in a lump sum cash payment within 30 days of the earliest to occur of (i) the first anniversary (June 1, 2018) of the effective date of the Retention Award Agreement, subject to the individual remaining employed by the Company or a subsidiary of the Company on such date, (ii) a change in control of the Company or (iii) a termination of the individual’s employment with the Company (a) due to death, (b) by the Company without “cause” or (c) by the individual for “good reason.” We recognized a charge of $1.0 million for the period from March 1, 2017 through December 31, 2017 (Successor), representing a prorated portion of estimated retention awards through December 31, 2017. This charge is reflected in incentive compensation expense on the statement of operations.

Transaction Bonus Agreement

On November 21, 2017, the Board approved transaction bonuses and the form of Stone Energy Corporation Transaction Bonus Agreement (the “Transaction Bonus Agreement”) and authorized the Company to enter into Transaction Bonus Agreements with certain of our executive officers and other employees of the Company. The Transaction Bonus Agreements provide for a lump sum cash payment within 30 days of a “change in control” (as defined in the Transaction Bonus Agreement) if the individual remains employed with the Company through the date of the “change in control” or is terminated prior to the change in control (i) due to death, (ii) by the Company without “cause” (as defined below) (including due to disability), or (iii) by the individual for “good reason” (as defined in the Transaction Bonus Agreement). The Transaction Bonus Agreements were entered into in connection with the Talos combination.

2017 Long-Term Incentive Plan

On the Effective Date, pursuant to the Plan, the Stone Energy Corporation 2017 Long-Term Incentive Plan (the “2017 LTIP”) became effective, replacing the Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (As Amended and Restated December 17, 2015). The types of awards that may be granted under the 2017 LTIP include stock options, restricted stock, restricted stock units, dividend equivalents and other forms of awards granted or denominated in shares of New Common Stock, as well as certain cash-based awards. The maximum number of shares of New Common Stock that may be issued or transferred pursuant to awards under the 2017 LTIP is 2,614,379. As of March 9, 2018, other than the grant of 62,137 restricted stock units to the Board (see Note 16 – Share-Based Compensation), there have been no other issuances or awards of stock under the 2017 LTIP.

401(k) and Deferred Compensation Plans

The Stone Energy 401(k) Profit Sharing Plan provides eligible employees with the option to defer receipt of a portion of their compensation and we may, at our discretion, match a portion or all of the employee’s deferral. The amounts held under the plan are invested in various investment funds maintained by a third party in accordance with the direction of each employee. An employee is 20% vested in matching contributions (if any) for each year of service and is fully vested upon five years of service. For the period from March 1, 2017 through December 31, 2017 (Successor) and the period of January 1, 2017 through February 28, 2017 (Predecessor), Stone contributed $0.6 million and $0.3 million, respectively, to the plan. For the years ended December 31, 2016 and 2015 (Predecessor), Stone contributed $1.2 million and $1.6 million, respectively, to the plan.

The Stone Energy Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) provides eligible executives and employees with the option to defer up to 100% of their eligible compensation for a calendar year. Historically, we could, at our discretion, match a portion or all of the participant’s deferral based upon a percentage determined by our Board. In 2016, the compensation committee of the Predecessor board adopted an amendment to the Deferred Compensation Plan that removed our ability to make matching contributions under such plan. Our Board may still elect to make discretionary profit sharing contributions to the plan. To date, there have been no matching or discretionary profit sharing contributions made by Stone under the Deferred Compensation Plan. The amounts held under the plan are invested in various investment funds maintained by a third party in accordance with the direction of each participant. At December 31, 2017 (Successor) and December 31, 2016 (Predecessor), plan assets of $5.1 million and $8.7 million, respectively, were included in other assets. An equal amount of plan liabilities were included in other long-term liabilities.

Change of Control and Severance Plans

On July 25, 2017, the Board approved the Stone Energy Corporation Executive Severance Plan (the “Executive Severance Plan”), which provides for the payment of severance and change in control benefits to the executive officers (other than the interim chief executive officer) of the Company. The Executive Severance Plan replaced the Stone Energy Corporation Executive Severance Plan dated December 13, 2016. Pursuant to the Executive Severance Plan, if a covered executive officer is terminated (i) by the Company without “cause” or (ii) by the executive officer for “good reason” (each, an “Involuntary Termination”), the executive officer will receive (i) a lump sum cash payment in an amount equal to 1.0x or 1.5x the executive officer’s annual base salary, (ii) a lump sum cash payment equal to 100% of the executive officer’s annual bonus opportunity, at target, prorated by the number of days that have elapsed from January 1 of that calendar year, (iii) six months of health benefit continuation for the executive officer and the executive officer’s dependents, at a cost to the participant that is equal to the cost for an active employee for similar coverage, (iv) accelerated vesting of any outstanding and unvested equity awards, (v) certain outplacement services and (vi) any unpaid portion of the executive officer’s annual pay as of the date of the Involuntary Termination. The Executive Severance Plan was amended on November 21, 2017 in connection with the proposed Talos combination to provide, among other things, that if a participant in the plan experiences a qualifying termination of employment during the twelve month period following Closing, such participant’s target bonus will be no less than such participant’s target bonus for the 2017 calendar year.

On July 25, 2017, the Board approved the Stone Energy Corporation Employee Severance Plan (the “2017 Employee Severance Plan”). The 2017 Employee Severance Plan covers all full-time employees other than officers. Severance is triggered by an involuntary termination of employment on and during the twelve-month period following a change of control. Employees who are terminated within the scope of the 2017 Employee Severance Plan will be entitled to certain payments and benefits including the following: (i) a lump sum equal to (1) weekly pay times full years of service, plus (2) one week’s pay for each full $10 thousand of annual pay, but the sum of (1) and (2) cannot be less than 12 weeks of pay or greater than 52 weeks of pay, (ii) continued health plan coverage for 6 months at a cost to the participant that is equal to the cost for an active employee for similar coverage, (iii) a prorated portion of the employee’s targeted bonus for the year, and (iv) reasonable outplacement services consistent with current HR practices. The 2017 Employee Severance Plan was amended on November 21, 2017 in connection with the proposed Talos combination to provide, among other things, that if a participant in the plan experiences a qualifying termination of employment during the twelve month period following Closing, such participant’s target bonus will be no less than such participant’s target bonus for the 2017 calendar year. The 2017 Employee Severance Plan replaced the Stone Energy Corporation Employee Change of Control Severance Plan, dated December 7, 2007.

NOTE 16 — SHARE-BASED COMPENSATION

On the Effective Date, pursuant to the Plan, the 2017 LTIP became effective. As discussed in Note 15 – Employee Benefit Plans, the types of awards that may be granted under the 2017 LTIP include stock options, restricted stock, restricted stock units, dividend equivalents and other forms of awards granted or denominated in shares of New Common Stock, as well as certain cash-based awards.

We record share-based compensation expense for share-based compensation awards based on the fair value on the date of grant. Compensation expense for share-based compensation awards is recognized in our statement of operations on a straight-line basis over the vesting period of the award. Under the full cost method of accounting, we capitalize a portion of employee and general and administrative costs (including share-based compensation). Because of the non-cash nature of share-based compensation, the expensed portion of share-based compensation is added back to net income in arriving at net cash provided by operating activities in our statement of cash flows. The capitalized portion is not included in net cash used in investing activities.

Under U.S. GAAP, if tax deductions exceed book compensation expense, then excess tax benefits are credited to additional paid-in capital to the extent realized. If book compensation expense exceeds tax deductions, the tax deficit results in either a reduction in additional paid-in capital and/or an increase in income tax expense, depending on the pool of available excess tax benefits to offset such deficit. There were no adjustments to additional paid-in capital related to the net tax effect of stock option exercises and restricted stock vesting in 2017, 2016 or 2015. During the period from March 1, 2017 through December 31, 2017 (Successor), the period from January 1, 2017 through February 28, 2017 (Predecessor) and the years ended December 31, 2016 and 2015 (Predecessor), respectively, $2.5 million, $2.7 million, $4.1 million and $1.3 million of tax deficits were charged to income tax expense.

Predecessor Share-Based Compensation

For the period from January 1, 2017 through February 28, 2017 (Predecessor), we incurred $3.5 million of share-based compensation expense, all of which related to stock awards and restricted stock issuances, and of which a total of approximately $0.9 million was capitalized into oil and gas properties. For the year ended December 31, 2016 (Predecessor), we incurred $11.6 million of share-based compensation, all of which related to restricted stock issuances, and of which a total of approximately $3.1 million was capitalized into oil and gas properties. For the year ended December 31, 2015 (Predecessor), we incurred $17.9 million of share-based compensation, all of which related to restricted stock issuances, and of which a total of approximately $5.6 million was capitalized into oil and gas properties.

Stock Options. All outstanding stock options at December 31, 2016 related to executive share-based awards that were cancelled upon emergence from bankruptcy. There were no stock option grants during the period from January 1, 2017 through February 28, 2017. The following tables include Predecessor Company stock option activity during the years ended December 31, 2016 and 2015:

	Year Ended December 31, 2016 (Predecessor)
	Number of Options	Wgtd. Avg. Exercise Price	Wgtd. Avg. Term	Aggregate Intrinsic Value
Options outstanding, beginning of period	14,447	$269.25
Granted	—	—
Exercised	—	—
Forfeited	—	—
Expired	(1,500)	477.45

Options outstanding, end of period	12,947	245.13	1.4 years	$—

Options exercisable, end of period	12,947	245.13	1.4 years	—

Options unvested, end of period	—	—	—	—

	Year Ended December 31, 2015 (Predecessor)
	Number of Options	Wgtd. Avg. Exercise Price	Wgtd. Avg. Term	Aggregate Intrinsic Value
Options outstanding, beginning of period	20,497	$339.36
Granted	—	—
Exercised	—	—
Forfeited	—	—
Expired	(6,050)	506.76

Options outstanding, end of period	14,447	269.25	2.1 years	$—

Options exercisable, end of period	14,447	269.25	2.1 years	—

Options unvested, end of period	—	—	—	—

Restricted Stock and Other Stock Awards. Immediately prior to emergence, the vesting of all Predecessor outstanding, unvested share-based awards for non-executive employees was accelerated and, as a result, all unrecognized compensation cost related to such awards was recognized. Upon emergence from bankruptcy, all Predecessor outstanding, unvested restricted shares held by the Company’s executives were cancelled and exchanged for a proportionate share of the 5% of New Common Stock, plus a proportionate share of the warrants for ownership of up to 15% of the Successor Company’s common equity. Vesting continued in accordance with the applicable vesting provisions of the original awards (see Successor Share-Based Compensation below).

During the period from January 1, 2017 through February 28, 2017, 10,404 shares (valued at $69 thousand) of Predecessor Company stock were issued, representing grants of stock to the board of directors of the

Predecessor Company. During the years ended December 31, 2016 and 2015, we issued 31,313 shares (valued at $0.3 million) and 141,872 shares (valued at $23.7 million), respectively, of Predecessor Company restricted stock or stock awards.

The following table includes Predecessor Company restricted stock and stock award activity during the period from January 1, 2017 through February 28, 2017 and the years ended December 31, 2016 and 2015:

	Predecessor
	Period from January 1, 2017 through February 28, 2017		Year Ended December 31,
			2016		2015
	Number of Restricted Shares	Wgtd. Avg. Fair Value Per Share	Number of Restricted Shares	Wgtd. Avg. Fair Value Per Share	Number of Restricted Shares	Wgtd. Avg. Fair Value Per Share
Restricted stock outstanding, beginning of period	81,090	$205.34	180,239	$208.17	129,848	$299.45
Issuances	10,404	6.67	31,313	8.93	141,872	167.21
Lapse of restrictions or granting of stock awards	(73,276)	186.37	(117,406)	158.79	(63,745)	296.00
Forfeitures	(194)	169.40	(13,056)	200.06	(27,736)	223.80

Restricted stock outstanding, end of period	18,024	$169.42	81,090	$205.34	180,239	$208.17

Successor Share-Based Compensation

Restricted Stock and Other Stock Awards. As discussed above, upon emergence from bankruptcy, all Predecessor outstanding, unvested restricted shares held by the Company’s executives were cancelled and exchanged for proportionate shares of New Common Stock. Vesting continued in accordance with the applicable vesting provisions of the original awards, with remaining compensation expense based on the fresh start fair value of $26.95 per share (see Note 3 – Fresh Start Accounting). For the period from March 1, 2017 through December 31, 2017 (Successor), we incurred approximately $0.1 million of share-based compensation expense related to these restricted shares. The restricted stock outstanding on December 31, 2017 became fully vested on January 15, 2018. The following table includes Successor Company restricted stock and stock award activity during the period from March 1, 2017 through December 31, 2017:

	Period from March 1, 2017 through December 31, 2017
	Number of Restricted Shares	Wgtd. Avg. Fair Value Per Share
Restricted stock outstanding at February 28, 2017 (Predecessor)	18,024	$169.42
Restricted stock outstanding at March 1, 2017 (Successor)	3,176	$26.95
Issuances	—	—
Lapse of restrictions	(2,083)	21.78
Forfeitures	—	—

Restricted stock outstanding at December 31, 2017 (Successor)	1,093	$26.95

Restricted Stock Units. On March 1, 2017, the Board received grants of restricted stock units under the 2017 LTIP. The restricted stock units are scheduled to vest in full on the day prior to the annual meeting of the Company’s stockholders in May 2018, subject to: (i) the director’s continued service on the board through the vesting date, and (ii) earlier vesting upon the occurrence of a change of control event or the termination of the director’s service due to death or removal from the board without cause. A total of 62,137 restricted stock units were granted with an aggregate grant date fair value of $1.7 million, based on a per share grant date fair value of $26.95. During the period from March 1, 2017 through December 31, 2017 (Successor), we incurred approximately $1.2 million of share-based compensation expense related to these restricted stock units. As of December 31, 2017, there was $0.5 million of unrecognized compensation cost related to such restricted stock units, with a current weighted average remaining vesting period of approximately four months.

NOTE 17 — REDUCTION IN WORKFORCE

During the second quarter of 2017, we implemented workforce reduction plans to better align our employee base with current business needs, resulting in a reduction of approximately 20% of our total workforce. The workforce reductions were complete as of July 31, 2017. In connection with the reductions, we recognized a charge of $5.7 million, consisting primarily of severance payments to affected employees and payment of related employer payroll taxes. This charge is reflected in SG&A expenses on the statement of operations for the period from March 1, 2017 through December 31, 2017 (Successor).

In addition to the workforce reduction costs, during the second quarter of 2017, we recognized a charge of $3.0 million for severance costs related to the sale of the Appalachia Properties and the retirement of the prior chief executive officer of the Company. These severance costs are reflected in SG&A expenses on the statement of operations for the period from March 1, 2017 through December 31, 2017 (Successor).

NOTE 18 — FEDERAL ROYALTY RECOVERY

In July 2017, we received a federal royalty recovery totaling $14.1 million as part of a multi-year federal royalty refund claim. Approximately $9.6 million of the refund was recognized as other operational income and $4.5 million as a reduction of lease operating expenses during the period from March 1, 2017 through December 31, 2017 (Successor). Included in SG&A expenses for the period from March 1, 2017 through December 31, 2017 (Successor) is a $3.9 million success-based consulting fee incurred in connection with the federal royalty recovery.

NOTE 19 — OTHER OPERATIONAL EXPENSES

Other operational expenses for the period of March 1, 2017 through December 31, 2017 (Successor) of $3.4 million included approximately $2.1 million of stacking charges for the Pompano platform rig. For the year ended December 31, 2016 (Predecessor), other operational expenses of $55.5 million included approximately $17.7 million of rig subsidy and stacking charges related to the ENSCO 8503 deep water drilling rig, an Appalachian drilling rig and the platform rig at Pompano, a $20.0 million charge related to the termination of our deep water drilling rig contract with Ensco and $9.9 million in charges related to the terminations of offshore vessel and Appalachian drilling rig contracts. Also included in other operational expenses for the year ended December 31, 2016 (Predecessor) is a $6.1 million loss on the liquidation of our former foreign subsidiary, Stone Energy Canada, ULC, representing cumulative foreign currency translation adjustments, which were reclassified from accumulated other comprehensive income. See Note 14 – Accumulated Other Comprehensive Income (Loss).

NOTE 20 — COMBINATION TRANSACTION COSTS

In connection with the pending combination with Talos, we have incurred approximately $6.2 million in transaction costs, consisting primarily of legal and financial advisor costs. These costs are included in SG&A expense on our statement of operations for the period from March 1, 2017 through December 31, 2017 (Successor). Additionally, we have incurred approximately $0.2 million of direct costs for purposes of registering equity securities to effect the Talos combination. These direct costs are recorded as a reduction of additional paid-in-capital during the period from March 1, 2017 through December 31, 2017 (Successor). See Note 1 – Organization and Summary of Significant Accounting Policies for more information on the pending combination.

NOTE 21 — COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are named as a party in certain lawsuits and regulatory proceedings arising in the ordinary course of business. We do not expect that these matters, individually or in the aggregate, will have a material adverse effect on our financial condition.

Leases

We lease office facilities in Lafayette and New Orleans, Louisiana under the terms of non-cancelable leases expiring on various dates in 2018. We also lease certain equipment on our oil and gas properties typically on a month-to-month basis. The minimum net commitment for 2018 under our leases, subleases and contracts at December 31, 2017 totaled $0.3 million.

Payments related to our lease obligations were $0.5 million for the period from March 1, 2017 through December 31, 2017 (Successor) and $0.1 million for the period of January 1, 2017 through February 28, 2017 (Predecessor). Payments related to our lease obligations for the years ended December 31, 2016 and 2015 (Predecessor) were approximately $0.7 million and $3.1 million, respectively.

Other Commitments and Contingencies

On March 21, 2016, we received notice letters from the Bureau of Ocean Energy Management (“BOEM”) stating that BOEM had determined that we no longer qualified for a supplemental bonding waiver under the financial criteria specified in BOEM’s guidance to lessees at such time. In late March 2016, we proposed a tailored plan to BOEM for financial assurances relating to our abandonment obligations, which provides for posting some incremental financial assurances in favor of BOEM. On May 13, 2016, we received notice letters from BOEM rescinding its demand for supplemental bonding with the understanding that we will continue to make progress with BOEM towards finalizing and implementing our long-term tailored plan. Currently, we have posted an aggregate of approximately $115 million in surety bonds in favor of BOEM, third-party bonds, and letters of credit, all relating to our offshore abandonment obligations.

In July 2016, BOEM issued a Notice to Lessees (the “NTL”), with an effective date of September 12, 2016, that augments requirements for the posting of additional financial assurances by offshore lessees. The NTL details procedures to determine a lessee’s ability to carry out its lease obligations (primarily the decommissioning of OCS facilities) and whether to require lessees to furnish additional financial assurances to meet BOEM’s estimate of the lessees decommissioning obligations. The NTL supersedes the agency’s prior practice of allowing operators of a certain net worth to waive the need for supplemental bonds and provides updated criteria for determining a lessee’s ability to self-insure only a small portion of its OCS liabilities based upon the lessee’s financial capacity and financial strength. The NTL also allows lessees to meet their additional financial security requirements pursuant to an individually approved tailored plan, whereby an operator and BOEM agree to set a timeframe for the posting of additional financial assurances.

We received a self-insurance letter from BOEM dated September 30, 2016 stating that we were not eligible to self-insure any of our additional security obligations. We received a proposal letter from BOEM dated October 20, 2016 indicating that additional security may be required. The September 30, 2016 self-insurance determination letter was rescinded by BOEM on March 24, 2017.

In the first quarter of 2017, BOEM announced that it would extend the implementation timeline for the July 2016 NTL by an additional six months. Furthermore, on April 28, 2017, President Trump issued an executive order directing the Secretary of the Interior to review the NTL to determine whether modifications are necessary to ensure operator compliance with lease terms while minimizing unnecessary regulatory burdens. On June 22, 2017, BOEM announced that, pending its review of the NTL, the implementation timeline would be indefinitely extended, subject to certain exceptions. At this time, it is uncertain when, or if, the July 2016 NTL will be implemented or whether a revised NTL might be proposed. A revised tailored plan may require incremental financial assurance or bonding for non-sole liability properties, dependent on adjustments following ongoing discussions with BOEM and the Bureau of Safety and Environmental Enforcement, and any modifications to the proposed NTL. There is no assurance that our current tailored plan will be approved by BOEM, and BOEM may require further revisions to our plan.

In connection with our exploration and development efforts, we are contractually committed to the acquisition of seismic data in the amount of $8.6 million to be incurred over the next two years.

The Oil Pollution Act (“OPA”) imposes ongoing requirements on a responsible party, including the preparation of oil spill response plans and proof of financial responsibility to cover environmental cleanup and restoration costs that could be incurred in connection with an oil spill. Under the OPA and a final rule adopted by BOEM in August 1998, responsible parties of covered offshore facilities that have a worst case oil spill of more than 1,000 barrels must demonstrate financial responsibility in amounts ranging from at least $10 million in specified state waters to at least $35 million in Outer Continental Shelf waters, with higher amounts of up to $150 million in certain limited circumstances where BOEM believes such a level is justified by the risks posed by the operations, or if the worst case oil-spill discharge volume possible at the facility may exceed the applicable threshold volumes specified under BOEM’s final rule. In addition, BOEM has finalized rules that raise OPA’s damages liability cap from $75 million to $133.7 million.

NOTE 22 — SUPPLEMENTAL INFORMATION ON OIL AND NATURAL GAS OPERATIONS – UNAUDITED

At December 31, 2017 and 2016, our oil and gas properties were located in the United States (onshore and offshore). On February 27, 2017, we completed the sale of the Appalachia Properties in connection with our restructuring (see Note 4 – Divestiture). During 2015, we discontinued our business development effort in Canada.

With the adoption of fresh start accounting, the Company recorded its oil and gas properties at fair value as of February 28, 2017. The Company’s proved, probable and possible reserves and unevaluated properties (including inventory) were assigned values of $380.8 million, $16.8 million and $80.2 million, respectively. See Note 3 – Fresh Start Accounting for a discussion of the valuation approach used.

Costs Incurred

United States. The following table discloses the total amount of capitalized costs and accumulated DD&A relative to our proved and unevaluated oil and natural gas properties located in the United States (in thousands):

	Successor	Predecessor
	December 31, 2017	December 31, 2016
Proved properties	$713,157	$9,572,082
Unevaluated properties	102,187	373,720

Total proved and unevaluated properties	815,344	9,945,802
Less accumulated depreciation, depletion and amortization	(353,462)	(9,134,288)

Balance, end of year	$461,882	$811,514

The following table sets forth certain information regarding the costs incurred in our acquisition, exploratory and development activities in the United States during the periods indicated (in thousands):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Costs incurred during the period (capitalized):
Acquisition costs, net of sales of unevaluated properties	$(8,371)	$(324)	$3,923	$(14,158)
Exploratory costs	12,079	2,055	17,891	104,169
Development costs(1)	33,356	12,547	102,665	266,982
Salaries, general and administrative costs	7,495	2,976	21,753	27,984
Interest	3,927	2,524	26,634	41,339
Less: overhead reimbursements	(1,004)	—	(521)	(913)

Total costs incurred during the period, net of divestitures	$47,482	$19,778	$172,345	$425,403

(1)	Includes net changes in capitalized asset retirement costs of ($17,446), $0, ($4,461) and ($43,901), respectively.

The following table discloses operational expenses incurred during the periods indicated relative to our oil and natural gas producing activities located in the United States (in thousands):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Lease operating expenses	$49,800	$8,820	$79,650	$100,139
Transportation, processing and gathering expenses	4,084	6,933	27,760	58,847
Production taxes	629	682	3,148	6,877
Accretion expense	21,151	5,447	40,229	25,988

Expensed costs – United States	$75,664	$21,882	$150,787	$191,851

The following table sets forth certain information relative to the amortization of our investment in oil and gas properties and the impairment of our oil and gas properties in the United States for the periods indicated (in thousands, except per unit amounts):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Provision for DD&A	$97,027	$36,751	$215,737	$277,088
Write-down of oil and gas properties	$256,435	$—	$357,079	$1,314,817
DD&A per Boe	$16.61	$17.05	$16.10	$19.15

At March 31, 2017 (Successor), our ceiling test computation resulted in a write-down of our U.S. oil and gas properties of $256.4 million based on twelve-month average prices, net of applicable differentials, of $45.40 per Bbl of oil, $2.24 per Mcf of natural gas and $19.18 per Bbl of NGLs. The write-down at March 31, 2017 is reflected in the statement of operations of the Successor Company for the period from March 1, 2017 through December 31, 2017 and was primarily due to differences between the trailing twelve-month average pricing assumption used in calculating the ceiling test and the forward prices used in fresh start accounting to estimate the fair value of our oil and gas properties on the fresh start reporting date of February 28, 2017. Weighted average commodity prices used in the determination of the fair value of our oil and gas properties for purposes of fresh start accounting were $56.01 per Bbl of oil, $2.52 per Mcf of natural gas and $14.18 per Bbl of NGLs, net of applicable differentials.

Since none of our derivatives as of March 31, 2017 were designated as cash flow hedges (see Note 9 – Derivative Instruments and Hedging Activities), the write-down at March 31, 2017 was not affected by hedging. The 2016 and 2015 write-downs were decreased by $50.7 million and $143.9 million, respectively, as a result of hedges.

The following table discloses net costs incurred (evaluated) on our unevaluated properties located in the United States for the periods indicated (in thousands):

	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period from January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Net costs incurred (evaluated) during period:
Acquisition costs	$(9,155)	$959	$(71,378)	$(115,767)
Exploration costs	10,405	(6,063)	(21,579)	(16,315)
Capitalized interest	3,927	2,524	26,634	41,339

	$5,177	$(2,580)	$(66,323)	$(90,743)

Under fresh start accounting, our oil and gas properties were recorded at fair value as of February 28, 2017. The following table discloses financial data associated with unevaluated costs (United States) for the Successor Company at December 31, 2017 (in thousands):

	Successor	Net Costs Incurred During the Period from March 1, 2017 through December 31, 2017	Successor
	March 1, 2017		December 31, 2017
Acquisition costs	$58,359	$(9,155)	$49,204
Exploration costs	38,651	10,405	49,056
Capitalized interest	—	3,927	3,927

Total unevaluated costs	$97,010	$5,177	$102,187

Approximately 34 specifically identified drilling projects are included in unevaluated costs at December 31, 2017 and are expected to be evaluated in the next four years. The excluded costs will be included in the amortization base as the properties are evaluated and proved reserves are established or impairment is determined.

Canada. During 2013, we entered into an agreement to participate in the drilling of exploratory wells in Canada. Upon a more complete evaluation of this project and in response to the significant decline in commodity prices, we discontinued our business development effort in Canada during 2015 and recognized a full impairment of our Canadian oil and gas properties. The following table discloses certain financial data relative to our oil and gas activities located in Canada (in thousands):

	Predecessor
	Year Ended December 31,
	2016	2015
Oil and gas properties – Canada:
Balance, beginning of year	$42,484	$36,579
Costs incurred during the year (capitalized):
Acquisition costs	(498)	(2,862)
Exploratory costs	2,168	8,767

Total costs incurred during the year	1,670	5,905

Balance, end of year (fully evaluated at December 31, 2016 and 2015)	$44,154	$42,484

Accumulated DD&A:
Balance, beginning of year	$(42,484)	$—
Foreign currency translation adjustment	(1,318)	5,146
Write-down of oil and gas properties	(352)	(47,630)

Balance, end of year	$(44,154)	$(42,484)

Net capitalized costs – Canada	$—	$—

Proved Oil and Natural Gas Quantities

Our estimated net proved oil and natural gas reserves at December 31, 2017 have been prepared in accordance with guidelines established by the Securities and Exchange Commission (“SEC”). Accordingly, the following reserve estimates are based upon existing economic and operating conditions at the respective dates. There are numerous uncertainties inherent in estimating quantities of proved reserves and in providing the future rates of production and timing of development expenditures. The following reserve data represents estimates only and should not be construed as being exact. In addition, the present values should not be construed as the market value of the oil and gas properties or the cost that would be incurred to obtain equivalent reserves.

The following table sets forth an analysis of the estimated quantities of net proved oil (including condensate), natural gas and NGL reserves, all of which are located onshore and offshore the continental United States. Estimated proved oil, natural gas and NGL reserves are prepared in accordance with the SEC’s rule, “Modernization of Oil and Gas Reporting,” using a historical twelve-month average pricing assumption.

	Oil (MBbls)	NGLs (MBbls)	Natural Gas (MMcf)	Oil, Natural Gas and NGLs (MBoe)
Estimated proved developed and undeveloped reserves:
As of December 31, 2014 (Predecessor)	42,397	27,817	493,843	152,520
Revisions of previous estimates	(6,818)	(20,777)	(362,102)	(87,945)
Extensions, discoveries and other additions	862	11	1,499	1,123
Purchase of producing properties	685	1,808	26,136	6,849
Sale of reserves	(859)	—	(1,061)	(1,036)

	Oil (MBbls)	NGLs (MBbls)	Natural Gas (MMcf)	Oil, Natural Gas and NGLs (MBoe)
Production	(5,991)	(2,401)	(36,457)	(14,468)

As of December 31, 2015 (Predecessor)	30,276	6,458	121,858	57,043
Revisions of previous estimates	(751)	6,352	24,858	9,744
Extensions, discoveries and other additions	63	2	45	73
Production	(6,308)	(2,183)	(29,441)	(13,398)

As of December 31, 2016 (Predecessor)	23,280	10,629	117,320	53,462
Revisions of previous estimates	730	(2)	1,242	935
Sale of reserves	(826)	(7,417)	(52,992)	(17,075)
Production	(908)	(408)	(5,037)	(2,156)

As of February 28, 2017 (Predecessor)	22,276	2,802	60,533	35,166
Revisions of previous estimates	3,769	(94)	(2,801)	3,208
Production	(4,169)	(403)	(7,616)	(5,841)

As of December 31, 2017 (Successor)	21,876	2,305	50,116	32,533

Estimated proved developed reserves:
As of December 31, 2015 (Predecessor)	21,734	4,784	90,262	41,562
As of December 31, 2016 (Predecessor)	18,269	9,255	90,741	42,647
As of February 28, 2017 (Predecessor)	18,344	1,515	35,865	25,836
As of December 31, 2017 (Successor)	20,275	1,689	37,946	28,288
Estimated proved undeveloped reserves:
As of December 31, 2015 (Predecessor)	8,542	1,674	31,596	15,481
As of December 31, 2016 (Predecessor)	5,011	1,374	26,579	10,815
As of February 28, 2017 (Predecessor)	3,932	1,287	24,668	9,330
As of December 31, 2017 (Successor)	1,601	616	12,170	4,245

The following narrative provides the reasons for the significant changes in the quantities of our estimated proved reserves by year.

2017 Periods. Revisions of previous estimates were primarily the result of positive well performance (4 MMBoe). The sale of reserves represents the sale of the Appalachia Properties (17 MMBoe) in connection with our restructuring (see Note 4 – Divestiture).

Year Ended December 31, 2016. Revisions of previous estimates were primarily the result of positive reserve report gas pricing changes extending the economic limits of the reservoirs (15 MMBoe) primarily in Appalachia, slightly offset by negative well performance (6 MMBoe).

Year Ended December 31, 2015. Revisions of previous estimates were primarily the result of the significant decline in commodity prices resulting in uneconomic reserves (95 MMBoe) primarily in Appalachia, slightly offset by positive well performance (7 MMBoe). Purchase of producing properties related to increases in our net revenue and working interests in multiple wells in the Mary field in Appalachia resulting from the finalization of participation elections made by partners and potential partners in certain units.

Standardized Measure of Discounted Future Net Cash Flows

The following tables present the standardized measure of discounted future net cash flows related to estimated proved oil, natural gas and NGL reserves together with changes therein, including a reduction for estimated plugging and abandonment costs that are also reflected as a liability on the balance sheet at

December 31, 2017. You should not assume that the future net cash flows or the discounted future net cash flows, referred to in the tables below, represent the fair value of our estimated oil, natural gas and NGL reserves. Prices are based on either the historical twelve-month average price based on closing prices on the first day of each month, or prices defined by existing contractual arrangements. Future production and development costs are based on current costs with no escalations. Estimated future cash flows net of future income taxes have been discounted to their present values based on a 10% annual discount rate. Our GOM Basin properties represented 100% of our estimated proved oil and natural gas reserves and standardized measure of discounted future net cash flows at December 31, 2017. The standardized measure of discounted future net cash flows and changes therein are as follows (in thousands, except average prices):

	Standardized Measure
	Successor December 31, 2017	Predecessor December 31,
		2016	2015
Future cash inflows	$1,264,809	$1,236,097	$1,921,329
Future production costs	(497,538)	(480,815)	(651,396)
Future development costs	(431,752)	(638,988)	(679,355)
Future income taxes	—	—	—

Future net cash flows	335,519	116,294	590,578
10% annual discount	57,591	109,628	13,259

Standardized measure of discounted future net cash flows	$393,110	$225,922	$603,837

Average prices related to proved reserves:
Oil (per Bbl)	$50.05	$40.15	$51.16
NGLs (per Bbl)	22.90	9.46	16.40
Natural gas (per Mcf)	2.34	1.71	2.19

	Changes in Standardized Measure
	Successor	Predecessor
	Period from March 1, 2017 through December 31, 2017	Period From January 1, 2017 through February 28, 2017	Year Ended December 31,
			2016	2015
Standardized measure at beginning of period	$303,086	$225,922	$603,837	$1,418,792
Sales and transfers of oil, natural gas and NGLs produced, net of production costs	(164,612)	(46,137)	(223,948)	(340,477)
Changes in price, net of future production costs	66,192	17,455	(448,861)	(237,747)
Extensions and discoveries, net of future production and development costs	—	—	5,243	1,573
Changes in estimated future development costs, net of development costs incurred during the period	88,111	20,756	54,406	731,115
Revisions of quantity estimates	96,454	36,557	139,759	(1,458,652)
Accretion of discount	30,309	22,592	60,384	174,456
Net change in income taxes	—	—	—	325,768
Purchases of reserves in-place	—	—	—	3,493
Sales of reserves in-place	—	14,584	—	—
Changes in production rates due to timing and other	(26,430)	11,357	35,102	(14,484)

Net change in standardized measure	90,024	77,164	(377,915)	(814,955)

Standardized measure at end of period	$393,110	$303,086	$225,922	$603,837

NOTE 23 — SUMMARIZED QUARTERLY FINANCIAL INFORMATION – UNAUDITED

The Company’s results of operations by quarter are as follows (in thousands, except per share amounts):

	Predecessor	Successor
	Period from January 1, 2017 through February 28, 2017	Period from March 1, 2017 through March 31, 2017	2017 Quarter Ended
			June 30	Sept. 30	Dec. 31
Operating revenue	$68,922	$25,809	$76,722	$79,525	$76,327
Income (loss) from operations	$209,119	$(258,594)	$(4,519)	$2,653	$5,302
Net income (loss)	$630,317	$(259,613)	$(6,461)	$1,297	$17,138
Basic income (loss) per share	$110.99	$(12.98)	$(0.32)	$0.06	$0.86
Diluted income (loss) per share	$110.99	$(12.98)	$(0.32)	$0.06	$0.86
Write-down of oil and gas properties	$—	$256,435	$—	$—	$—
Gain (loss) on Appalachia Properties divestiture	$213,453	$—	$27	$(132)	$—
Reorganization items(1)	$(437,744)	$—	$—	$—	$—
Other expense	$13,336	$—	$814	$47	$369

(1)	See Note 3 – Fresh Start Accounting for additional details.

	Predecessor 2016 Quarter Ended
	March 31	June 30	Sept. 30	Dec. 31
Operating revenue	$80,677	$89,319	$94,427	$113,107
Loss from operations	$(172,150)	$(174,656)	$(72,128)	$(90,234)
Net loss	$(188,784)	$(195,761)	$(89,635)	$(116,406)
Basic loss per share	$(33.89)	$(35.05)	$(16.01)	$(20.76)
Diluted loss per share	$(33.89)	$(35.05)	$(16.01)	$(20.76)
Write-down of oil and gas properties	$129,204	$118,649	$36,484	$73,094
Restructuring fees	$953	$9,436	$5,784	$13,424
Other operational expenses(1)	$12,527	$27,680	$9,059	$6,187
Reorganization items	$—	$—	$—	$10,947

(1)	See Note 19 – Other Operational Expenses for additional details.

NOTE 24 — NEW YORK STOCK EXCHANGE COMPLIANCE

On May 17, 2016, we were notified by the New York Stock Exchange (the “NYSE”) that our average global market capitalization had been less than $50 million over a consecutive 30 trading-day period at the same time that our stockholders’ equity was less than $50 million, which is non-compliant with Section 802.01B of the NYSE Listed Company Manual. On June 30, 2016, we submitted our 18-month business plan for curing the average market capitalization and stockholders’ equity deficiencies to the NYSE, and on August 4, 2016, the NYSE accepted the Plan. All of our quarterly updates to the business plan were accepted by the NYSE. Since March 1, 2017, the first day of trading subsequent to the effective date of the Company’s plan of reorganization, the Successor Company has maintained a market capitalization above $50 million.

On August 24, 2017, we were notified by the NYSE that we are back in compliance with their continued listing standards as a result of the Company’s consistent positive performance with respect to the original business plan submission and the achievement of compliance with the average global market capitalization and stockholders’ equity listing requirements over the past two quarters. In accordance with the NYSE’s Listed Company Manual, we will be subject to a 12-month follow up period within which the Company will be reviewed to ensure that the Company does not fall below any of the NYSE’s continued listing standards.

STONE ENERGY CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands of dollars)

	Successor
	March 31, 2018	December 31, 2017
	(Unaudited)	(Note 1)
Assets
Current assets:
Cash and cash equivalents	$277,842	$263,495
Restricted cash	—	18,742
Accounts receivable	36,378	39,258
Fair value of derivative contracts	417	879
Current income tax receivable	16,212	36,260
Other current assets	6,901	7,138

Total current assets	337,750	365,772
Oil and gas properties, full cost method of accounting:
Proved	713,304	713,157
Less: accumulated depreciation, depletion and amortization	(374,063)	(353,462)

Net proved oil and gas properties	339,241	359,695
Unevaluated	118,365	102,187
Other property and equipment, net	16,544	17,275
Other assets, net	14,066	13,844

Total assets	$825,966	$858,773

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable to vendors	$20,088	$54,226
Undistributed oil and gas proceeds	4,283	5,142
Accrued interest	6,038	1,685
Fair value of derivative contracts	13,147	8,969
Asset retirement obligations	56,428	79,300
Current portion of long-term debt	430	425
Other current liabilities	13,552	22,579

Total current liabilities	113,966	172,326
Long-term debt	235,394	235,502
Asset retirement obligations	140,226	133,801
Fair value of derivative contracts	4,564	3,085
Other long-term liabilities	5,743	5,891

Total liabilities	499,893	550,605

Commitments and contingencies
Stockholders’ equity:
Common stock ($.01 par value; authorized 60,000,000 shares; issued 19,998,701 and 19,998,019 shares, respectively)	200	200
Additional paid-in capital	555,940	555,607
Accumulated deficit	(230,067)	(247,639)

Total stockholders’ equity	326,073	308,168

Total liabilities and stockholders’ equity	$825,966	$858,773

The accompanying notes are an integral part of this balance sheet.

STONE ENERGY CORPORATION

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Successor		Predecessor
	Three Months Ended March 31, 2018	Period from March 1, 2017 through March 31, 2017	Period from January 1, 2017 through February 28, 2017
Operating revenue:
Oil production	$73,261	$20,027	$45,837
Natural gas production	4,900	2,210	13,476
Natural gas liquids production	3,188	777	8,706
Other operational income	27	149	903
Derivative income, net	—	2,646	—

Total operating revenue	81,376	25,809	68,922

Operating expenses:
Lease operating expenses	14,380	4,740	8,820
Transportation, processing and gathering expenses	783	144	6,933
Production taxes	(2,201)	65	682
Depreciation, depletion and amortization	21,333	15,847	37,429
Write-down of oil and gas properties	—	256,435	—
Accretion expense	4,287	2,901	5,447
Salaries, general and administrative expenses	12,556	3,322	9,629
Incentive compensation expense	387	—	2,008
Restructuring fees	—	288	—
Other operational expenses	179	661	530
Derivative expense, net	9,548	—	1,778

Total operating expenses	61,252	284,403	73,256

Gain on Appalachia Properties divestiture	—	—	213,453

Income (loss) from operations	20,124	(258,594)	209,119

Other (income) expense:
Interest expense	3,537	1,190	—
Interest income	(1,539)	(40)	(45)
Other income	(203)	(131)	(315)
Other expense	21	—	13,336
Reorganization items, net	—	—	(437,744)

Total other (income) expense	1,816	1,019	(424,768)

Income (loss) before income taxes	18,308	(259,613)	633,887

Provision (benefit) for income taxes:
Current	—	—	3,570

Total income taxes	—	—	3,570

Net income (loss)	$18,308	$(259,613)	$630,317

Basic income (loss) per share	$0.91	$(12.98)	$110.99
Diluted income (loss) per share	$0.91	$(12.98)	$110.99
Average shares outstanding	19,998	19,997	5,634
Average shares outstanding assuming dilution	19,998	19,997	5,634

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(In thousands)

(Unaudited)

	Common Stock	Treasury Stock	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity
Balance, December 31, 2016 (Predecessor)	$56	$(860)	$1,659,731	$(2,296,209)	$(637,282)
Net income	—	—	—	630,317	630,317
Lapsing of forfeiture restrictions of restricted stock and granting of stock awards	—	—	(172)	—	(172)
Amortization of stock compensation expense	—	—	3,527	—	3,527

Balance, February 28, 2017 (Predecessor)	56	(860)	1,663,086	(1,665,892)	(3,610)
Cancellation of Predecessor equity	(56)	860	(1,663,086)	1,665,892	3,610

Balance, February 28, 2017 (Predecessor)	—	—	—	—	—
Issuance of Successor common stock and warrants	200	—	554,537	—	554,737
Balance, February 28, 2017 (Successor)	200	—	554,537	—	554,737
Net loss	—	—	—	(247,639)	(247,639)
Lapsing of forfeiture restrictions of restricted stock	—	—	(19)	—	(19)
Amortization of stock compensation expense	—	—	1,272	—	1,272
Stock issuance costs - Talos combination	—	—	(183)	—	(183)

Balance, December 31, 2017 (Successor)	200	—	555,607	(247,639)	308,168
Cumulative effect adjustment (see Note 13)	—	—	—	(736)	(736)
Net income	—	—	—	18,308	18,308
Lapsing of forfeiture restrictions of restricted stock	—	—	(15)	—	(15)
Amortization of stock compensation expense	—	—	348	—	348

Balance, March 31, 2018 (Successor)	$200	$—	$555,940	$(230,067)	$326,073

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

(Unaudited)

	Successor		Predecessor
	Three Months Ended March 31, 2018	Period from March 1, 2017 through March 31, 2017	Period from January 1, 2017 through February 28, 2017
Cash flows from operating activities:
Net income (loss)	$18,308	$(259,613)	$630,317
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	21,333	15,847	37,429
Write-down of oil and gas properties	—	256,435	—
Accretion expense	4,287	2,901	5,447
Gain on sale of oil and gas properties	—	—	(213,453)
Settlement of asset retirement obligations	(20,734)	(17,600)	(3,641)
Non-cash stock compensation expense	348	17	2,645
Non-cash derivative (income) expense	6,119	(2,484)	1,778
Non-cash interest expense	1	—	—
Non-cash reorganization items	—	—	(458,677)
Other non-cash expense	22	—	172
Change in current income taxes	20,049	—	3,570
Decrease in accounts receivable	2,144	6,728	6,354
(Increase) decrease in other current assets	237	964	(2,274)
Increase (decrease) in accounts payable	(13,701)	3,015	(4,652)
Increase (decrease) in other current liabilities	(5,534)	1,672	(9,653)
Investment in derivative contracts	—	(2,140)	(3,736)
Other	(393)	4,904	2,490

Net cash provided by (used in) operating activities	32,486	10,646	(5,884)

Cash flows from investing activities:
Investment in oil and gas properties	(37,081)	(5,584)	(8,754)
Proceeds from sale of oil and gas properties, net of expenses	320	10,770	505,383
Investment in fixed and other assets	—	(2)	(61)

Net cash provided by (used in) investing activities	(36,761)	5,184	496,568

Cash flows from financing activities:
Repayments of bank borrowings	—	—	(341,500)
Repayments of building loan	(105)	(36)	(24)
Cash payment to noteholders	—	—	(100,000)
Debt issuance costs	—	—	(1,055)
Net payments for share-based compensation	(15)	—	(173)

Net cash used in financing activities	(120)	(36)	(442,752)

Net change in cash, cash equivalents and restricted cash	(4,395)	15,794	47,932
Cash, cash equivalents and restricted cash, beginning of period	282,237	238,513	190,581

Cash, cash equivalents and restricted cash, end of period	$277,842	$254,307	$238,513

The accompanying notes are an integral part of this statement.

STONE ENERGY CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – FINANCIAL STATEMENT PRESENTATION

Interim Financial Statements

The condensed consolidated financial statements of Stone Energy Corporation (“Stone” or the “Company”) and its subsidiaries as of March 31, 2018 (Successor) and for the three months ended March 31, 2018 (Successor) and the periods from March 1, 2017 through March 31, 2017 (Successor) and January 1, 2017 through February 28, 2017 (Predecessor) are unaudited and reflect all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim periods. The condensed consolidated balance sheet as of December 31, 2017 (Successor) has been derived from the audited financial statements as of that date contained in our financial statements for the year ended December 31, 2017. The condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto, although, as described below, such prior financial statements will not be comparable to the interim financial statements due to the adoption of fresh start accounting on February 28, 2017. For additional information, see Note 3 – Fresh Start Accounting. The results of operations for the three months ended March 31, 2018 (Successor) are not necessarily indicative of future financial results. Certain prior period amounts have been reclassified to conform to current period presentation.

Pending Combination with Talos

On November 21, 2017, Stone and certain of its subsidiaries entered into a series of related agreements pertaining to a business combination with Talos Energy LLC (“Talos Energy”) and its indirect wholly owned subsidiary Talos Production LLC (“Talos Production” and, together with Talos Energy, “Talos”). Talos Energy is controlled indirectly by entities controlled by Apollo Management VII, L.P. (“Apollo VII”), Apollo Commodities Management, L.P., with respect to Series I (together with Apollo VII, “Apollo Management”) and Riverstone Energy Partners V, L.P. (“Riverstone”).

Stone, Sailfish Energy Holdings Corporation (“New Talos”), a direct wholly owned subsidiary of Stone, and Sailfish Merger Sub Corporation, a direct wholly owned subsidiary of New Talos, entered into a Transaction Agreement (the “Transaction Agreement”) with Talos on November 21, 2017, which contemplates a series of transactions (the “Transactions”) occurring on the date of closing of the Transaction Agreement (the “Closing”) that will result in such business combination. Stone and Talos will become wholly owned subsidiaries of New Talos. At the time of the Closing, the parties intend that New Talos will become a publicly traded entity named Talos Energy Inc. The Transactions include (i) the contribution of 100% of the equity interests in Talos Production to New Talos in exchange for shares of New Talos common stock, (ii) the contribution by entities controlled by or affiliated with Apollo Management (the “Apollo Funds”) and Riverstone (the “Riverstone Funds”) of $102 million in aggregate principal amount of 9.75% Senior Notes due 2022 issued by Talos Production and Talos Production Finance Inc. (together, the “the Talos Issuers”) to New Talos in exchange for shares of New Talos common stock, (iii) the exchange of the second lien bridge loans due 2022 issued by the Talos Issuers for newly issued 11.0% second lien notes issued by the Talos Issuers, and (iv) the exchange of the 7.50% Senior Second Lien Notes due 2022 (the “2022 Second Lien Notes”) issued by Stone for newly issued 11.0% second lien notes issued by the Talos Issuers.

Under the terms of the Transaction Agreement, each outstanding share of Stone common stock will be exchanged for one share of New Talos common stock and the current Talos stakeholders (including the Apollo Funds and the Riverstone Funds) will be issued an aggregate of approximately 34.1 million shares of New Talos common stock. After the completion of the Transactions contemplated by the Transaction Agreement, holders of Stone common stock immediately prior to the combination will collectively hold 37% of the outstanding New

Talos common stock and Talos Energy stakeholders will hold 63% of the outstanding New Talos common stock. Outstanding warrants to acquire Stone common stock will become warrants to acquire New Talos common stock with terms and conditions substantially identical to their existing terms and conditions. The combination was unanimously approved by the boards of directors of Stone and Talos Energy.

On March 20, 2018, the Talos Issuers launched an offer to exchange (the “Exchange Offer”) Stone’s outstanding 2022 Second Lien Notes for newly issued 11.0% second lien notes due 2022 of the Talos Issuers. Concurrently with the Exchange Offer, the Talos Issuers solicited and received sufficient consents from the holders of the 2022 Second Lien Notes to adopt certain proposed amendments to the indenture governing the 2022 Second Lien Notes (the “Stone Notes Indenture”) and to release the collateral securing the obligations under the 2022 Second Lien Notes. Stone entered into supplemental indentures related to the amendments and the release of collateral. The supplemental indentures, which will not become operative until the tendered 2022 Second Lien Notes are accepted for exchange by the Talos Issuers, will amend the Stone Notes Indenture to, among other things, eliminate or modify substantially all of the restrictive covenants, certain reporting obligations, certain events of default and related provisions contained in the Stone Notes Indenture and to release the collateral securing the 2022 Second Lien Notes.

Pursuant to a consent solicitation statement/prospectus dated April 9, 2018, which was included as part of a Registration Statement on Form S-4 filed by New Talos, Stone solicited written consents from its stockholders to adopt the Transaction Agreement, and thereby approve and adopt the Transactions. As of May 3, 2018, stockholders party to voting agreements with Stone and Talos Energy that owned 10,212,937 shares of Stone common stock as of April 5, 2018 had delivered written consents adopting the Transaction Agreement, and thereby approving and adopting the Transactions. The Stone stockholders that delivered written consents collectively own approximately 51.1% of the outstanding shares of Stone common stock. As a result, no further action by any Stone stockholder is required under applicable law or otherwise to adopt the Transaction Agreement, and thereby approve and adopt the Transactions.

The combination is expected to close on or about May 10, 2018. We cannot provide any assurance that the combination will be completed on the terms or timeline currently contemplated, or at all. The above is a summary of the material terms of the Transactions and is qualified in its entirety by reference to the New Talos Registration Statement on Form S-4 (which became effective on April 9, 2018).

Reorganization and Emergence from Voluntary Reorganization Under Chapter 11 Proceedings

On December 14, 2016, the Company and certain of its subsidiaries (the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) to pursue a prepackaged plan of reorganization (the “Plan”) under the provisions of Chapter 11 of the United States Bankruptcy Code. On February 15, 2017, the Bankruptcy Court entered an order confirming the Plan, and on February 28, 2017, the Plan became effective (the “Effective Date”) and the Debtors emerged from bankruptcy. See Note 2 – Reorganization for additional details.

Upon emergence from bankruptcy, the Company adopted fresh start accounting in accordance with the provisions of Accounting Standards Codification (“ASC”) 852, “Reorganizations”, which resulted in the Company becoming a new entity for financial reporting purposes on the Effective Date. As a result of the adoption of fresh start accounting, the Company’s unaudited condensed consolidated financial statements subsequent to February 28, 2017 will not be comparable to its financial statements prior to that date. See Note 3 – Fresh Start Accounting for further details on the impact of fresh start accounting on the Company’s unaudited condensed consolidated financial statements. References to “Successor” or “Successor Company” relate to the financial position and results of operations of the reorganized Company subsequent to February 28, 2017. References to “Predecessor” or “Predecessor Company” relate to the financial position and results of operations of the Company prior to, and including, February 28, 2017.

Use of Estimates

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions and information believed to be reasonable under the circumstances. Estimates and assumptions about future events and their effects are uncertain and, accordingly, these estimates may change as new events occur, as additional information is obtained and as the Company’s operating environment changes. Actual results could differ from those estimates. Estimates are used primarily when accounting for depreciation, depletion and amortization (“DD&A”) expense, unevaluated property costs, estimated future net cash flows from proved reserves, costs to abandon oil and gas properties, income taxes, accruals of capitalized costs, operating costs and production revenue, capitalized general and administrative costs and interest, insurance recoveries, estimated fair value of derivative contracts, contingencies and fair value estimates, including estimates of reorganization value, enterprise value and the fair value of assets and liabilities recorded as a result of the adoption of fresh start accounting.

Recently Adopted Accounting Standards

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)” to clarify the principles for recognizing revenue and to develop a common revenue standard and disclosure requirements. The new standard supersedes current revenue recognition requirements and industry-specific guidance. Under the new standard, revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration the entity expects to receive in exchange for those goods or services. We adopted this new standard on January 1, 2018 using the modified retrospective approach by recognizing the cumulative effect of initially applying the new standard as an adjustment to the opening balance of accumulated deficit. We implemented the necessary changes to our business processes, systems and controls to support recognition and disclosure of this ASU upon adoption. The adoption of the standard did not have a material effect on our financial position, results of operations or cash flows, but did result in increased disclosures related to revenue recognition policies and disaggregation of revenues. See Note 13 – Revenue Recognition for additional information.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230) – Restricted Cash”, which requires that amounts generally described as restricted cash be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period amounts shown on the statement of cash flows. We adopted this new standard on January 1, 2018. Retrospective presentation was required. The adoption of the standard did not have a material effect on our financial position, results of operations or cash flows. In accordance with ASU 2016-18, we have included restricted cash as part of the beginning-of-period and end-of-period cash balances on the condensed consolidated statement of cash flows. At February 28, 2017 (Predecessor) and March 31, 2017 (Successor), we had restricted cash of $75.5 million and $74.1 million, respectively. We had no restricted cash at March 31, 2018 (Successor). For the period from January 1, 2017 through February 28, 2017 (Predecessor) and the period from March 1, 2017 through March 31, 2017 (Successor), removing the change in restricted funds from the condensed consolidated statement of cash flows resulted in an increase of $75.5 million and a decrease of $1.5 million, respectively, in our net cash provided by investing activities.

Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842)” to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The standard is effective for public companies for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years, with earlier application permitted. Upon adoption the lessee will apply the new standard retrospectively to all periods presented or retrospectively using a cumulative effect adjustment in the year of adoption. We are currently evaluating the effect that this new standard may have on our financial statements and related disclosures.

In August 2017, the FASB issued ASU 2017-12, “Derivatives and Hedging (Topic 815)” to improve the financial reporting of hedging relationships to better reflect an entity’s hedging strategies. The standard expands an entity’s ability to apply hedge accounting for both non-financial and financial risk components and amends the presentation and disclosure requirements. Additionally, ASU 2017-12 eliminates the need to separately measure and report hedge ineffectiveness and generally requires the entire change in fair value of a hedging instrument to be recorded in the same income statement line as the earnings effect of the hedged item. The standard is effective for public companies for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. The standard must be adopted by applying a modified retrospective approach to existing designated hedging relationships as of the adoption date, with a cumulative effect adjustment recorded to opening retained earnings as of the initial adoption date. We are currently evaluating the effect that this new standard may have on our financial statements and related disclosures.

NOTE 2 – REORGANIZATION

In connection with our reorganization, we sold certain producing properties and acreage, including approximately 86,000 net acres, in the Appalachia regions of Pennsylvania and West Virginia (the “Appalachia Properties”) to EQT Corporation, through its wholly-owned subsidiary EQT Production Company (“EQT”), on February 27, 2017, for net cash consideration of approximately $522.5 million. A portion of the consideration received from the sale of the Appalachia Properties was used to fund the Company’s cash payment obligations under the Plan, as described below. Additionally, the Company used a portion of the cash consideration received to pay TH Exploration III, LLC, an affiliate of Tug Hill, Inc. (“Tug Hill”), a break-up fee and expense reimbursements totaling approximately $11.5 million related to the termination of a purchase and sale agreement for the Appalachia Properties prior to the sale to EQT. See Note 5 – Divestiture for additional information on the sale of the Appalachia Properties.

Upon emergence from bankruptcy, pursuant to the terms of the Plan, the following significant transactions occurred:

•

Shares of the Predecessor Company’s issued and outstanding common stock immediately prior to the Effective Date were cancelled, and on the Effective Date, reorganized Stone issued an aggregate of 20.0 million shares of new common stock (the “New Common Stock”).

•

The Predecessor Company’s 7 1⁄2% Senior Notes due 2022 (the “2022 Notes”) and 1 3⁄4% Senior Convertible Notes due 2017 (the “2017 Convertible Notes”) were cancelled and the holders of such notes received their pro rata share of (a) $100 million of cash, (b) 19.0 million shares of the New Common Stock, representing 95% of the New Common Stock and (c) $225 million of 2022 Second Lien Notes.

•

The Predecessor Company’s common stockholders received their pro rata share of 1.0 million shares of the New Common Stock, representing 5% of the New Common Stock, and warrants to purchase approximately 3.5 million shares of New Common Stock. The warrants have an exercise price of $42.04 per share and a term of four years, unless terminated earlier by their terms upon the consummation of certain business combinations or sale transactions involving the Company.

•

The Predecessor Company’s Fourth Amended and Restated Credit Agreement, dated as of June 24, 2014, as amended, modified, or otherwise supplemented from time to time (the “Pre-Emergence Credit Agreement”) was amended and restated as the Amended Credit Agreement (as defined in Note 8 – Debt). The obligations owed to the lenders under the Pre-Emergence Credit Agreement were converted to obligations under the Amended Credit Agreement

•

All claims of creditors with unsecured claims, other than the claims by the holders of the 2022 Notes and 2017 Convertible Notes, including vendors, were unaltered and paid in full in the ordinary course of business to the extent the claims were undisputed.

NOTE 3 – FRESH START ACCOUNTING

Upon emergence from bankruptcy, the Company qualified for and adopted fresh start accounting in accordance with the provisions of ASC 852, “Reorganizations” as (i) the holders of existing voting shares of the Predecessor Company received less than 50% of the voting shares of the Successor Company and (ii) the reorganization value of the Company’s assets immediately prior to confirmation of the Plan was less than the post-petition liabilities and allowed claims. See Note 2 – Reorganization for the terms of the Plan. The Company applied fresh start accounting as of February 28, 2017. Fresh start accounting required the Company to present its assets, liabilities and equity as if it were a new entity upon emergence from bankruptcy, with no beginning retained earnings or deficit as of the fresh start reporting date. As described in Note 1 – Financial Statement Presentation, the new entity is referred to as Successor or Successor Company, and includes the financial position and results of operations of the reorganized Company subsequent to February 28, 2017. References to Predecessor or Predecessor Company relate to the financial position and results of operations of the Company prior to, and including, February 28, 2017.

Reorganization Value

Under fresh start accounting, reorganization value represents the fair value of the Successor Company’s total assets and is intended to approximate the amount a willing buyer would pay for the assets immediately after restructuring. Upon application of fresh start accounting, the Company allocated the reorganization value to its individual assets based on their estimated fair values.

The Company’s reorganization value is derived from an estimate of enterprise value. Enterprise value represents the estimated fair value of an entity’s long-term debt and stockholders’ equity. In support of the Plan, the Company estimated the enterprise value of the core assets (as defined in the Plan) of the Successor Company to be in the range of $300 million to $450 million, which was subsequently approved by the Bankruptcy Court. This valuation analysis was prepared using reserve information, development schedules, other financial information and financial projections and applying standard valuation techniques, including net asset value analysis, precedent transactions analyses and public comparable company analyses. Based on the estimates and assumptions used in determining the enterprise value, the Company ultimately estimated the enterprise value of the Successor Company’s core assets to be approximately $420 million.

Valuation of Assets

The Company’s principal assets are its oil and gas properties, which the Company accounts for under the full cost accounting method. With the assistance of valuation experts, the Company determined the fair value of its oil and gas properties based on the discounted cash flows expected to be generated from these assets. The computations were based on market conditions and reserves in place as of the bankruptcy emergence date.

The fair value analysis performed by valuation experts was based on the Company’s estimates of reserves as developed internally by the Company’s reserve engineers. For purposes of estimating the fair value of the Company’s proved, probable and possible reserves, an income approach was used, which estimated fair value based on the anticipated cash flows associated with the Company’s reserves, risked by reserve category and discounted using a weighted average cost of capital of 12.5%. The discount factor was derived from a weighted average cost of capital computation which utilized a blended expected cost of debt and expected returns on equity for similar market participants.

Future revenues were based upon forward strip oil and natural gas prices as of the emergence date, adjusted for differentials realized by the Company, and adjusted for a 2% annual escalation after 2021. Development and operating costs were based on the Company’s recent cost trends adjusted for inflation. The discounted cash flow models also included estimates not typically included in proved reserves such as depreciation and income tax expenses. The proved reserve locations were limited to wells expected to be drilled in the Company’s five year development plan.

As a result of this analysis, the Company concluded the fair value of its proved reserves was $380.8 million and the fair value of its probable and possible reserves was $16.8 million as of the Effective Date. The Company also reviewed its undeveloped leasehold acreage and inventory. An analysis of comparable market transactions indicated a fair value of undeveloped acreage and inventory totaling $80.2 million. These amounts are reflected in the Fresh Start Adjustments item number 12 below. The fair value of the Company’s asset retirement obligations was estimated at $290.1 million and was based on estimated plugging and abandonment costs as of the Effective Date, adjusted for inflation and discounted at the Successor Company’s credit-adjusted risk free rate of 12%.

See further discussion in Fresh Start Adjustments below for details on the specific assumptions used in the valuation of the Company’s various other assets.

The following table reconciles the enterprise value per the Plan to the estimated fair value (for fresh start accounting purposes) of the Successor Company’s common stock as of February 28, 2017 (in thousands, except per share value):

February 28, 2017
Enterprise value	$419,720
Plus: Cash and other assets	371,278
Less: Fair value of debt	(236,261)
Less: Fair value of warrants	(15,648)

Fair value of Successor common stock	$539,089

Shares issued upon emergence	20,000
Per share value	$26.95

The following table reconciles the enterprise value per the Plan to the estimated reorganization value as of the Effective Date (in thousands):

February 28, 2017
Enterprise value	$419,720
Plus: Cash and other assets	371,278
Plus: Asset retirement obligations (current and long-term)	290,067
Plus: Working capital and other liabilities	58,055

Reorganization value of Successor assets	$1,139,120

Reorganization value and enterprise value were estimated using numerous projections and assumptions that are inherently subject to significant uncertainties and resolution of contingencies that are beyond our control. Accordingly, the estimates set forth herein are not necessarily indicative of actual outcomes, and there can be no assurance that the estimates, projections or assumptions will be realized.

Condensed Consolidated Balance Sheet

The adjustments set forth in the following condensed consolidated balance sheet reflect the effects of the transactions contemplated by the Plan and carried out by the Company (reflected in the column “Reorganization Adjustments”) as well as fair value adjustments as a result of the adoption of fresh start accounting (reflected in the column “Fresh Start Adjustments”). The explanatory notes highlight methods used to determine fair values or other amounts of the assets and liabilities as well as significant assumptions or inputs. The following table reflects the reorganization and application of ASC 852 on our consolidated balance sheet as of February 28, 2017 (in thousands):

	Predecessor Company	Reorganization Adjustments		Fresh Start Adjustments		Successor Company
Assets
Current assets:
Cash and cash equivalents	$198,571	$(35,605)	(1)	$—		$162,966
Restricted cash	—	75,547	(1)	—		75,547
Accounts receivable	42,808	9,301	(2)	—		52,109
Fair value of derivative contracts	1,267	—		—		1,267
Current income tax receivable	22,516	—		—		22,516
Other current assets	11,033	875	(3)	(124)	(12)	11,784

Total current assets	276,195	50,118		(124)		326,189
Oil and gas properties, full cost method of accounting:
Proved	9,633,907	(188,933)	(1)	(8,774,122)	(12)	670,852
Less: accumulated DD&A	(9,215,679)	—		9,215,679	(12)	—

Net proved oil and gas properties	418,228	(188,933)		441,557		670,852
Unevaluated	371,140	(127,838)	(1)	(146,292)	(12)	97,010
Other property and equipment, net	25,586	(101)	(4)	(4,423)	(13)	21,062
Fair value of derivative contracts	1,819	—		—		1,819
Other assets, net	26,516	(4,328)	(5)	—		22,188

Total assets	$1,119,484	$(271,082)		$290,718		$1,139,120

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable to vendors	$20,512	$—		$—		$20,512
Undistributed oil and gas proceeds	5,917	(4,139)	(1)	—		1,778
Accrued interest	266	—		—		266
Asset retirement obligations	92,597	—		—		92,597
Fair value of derivative contracts	476	—		—		476
Current portion of long-term debt	411	—		—		411
Other current liabilities	17,032	(195)	(6)	—		16,837

Total current liabilities	137,211	(4,334)		—		132,877
Long-term debt	352,350	(116,500)	(7)	—		235,850
Asset retirement obligations	151,228	(8,672)	(1)	54,914	(14)	197,470
Fair value of derivative contracts	653	—		—		653
Other long-term liabilities	17,533	—		—		17,533

Total liabilities not subject to compromise	658,975	(129,506)		54,914		584,383
Liabilities subject to compromise	1,110,182	(1,110,182)	(8)	—		—

Total liabilities	1,769,157	(1,239,688)		54,914		584,383

Commitments and contingencies Stockholders’ equity:
Common stock (Predecessor)	56	(56)	(9)	—		—
Treasury stock (Predecessor)	(860)	860	(9)	—		—
Additional paid-in capital (Predecessor)	1,660,810	(1,660,810)	(9)	—		—
Common stock (Successor)	—	200	(10)	—		200
Additional paid-in capital (Successor)	—	554,537	(10)	—		554,537
Accumulated deficit	(2,309,679)	2,073,875	(11)	235,804	(15)	—

Total stockholders’ equity	(649,673)	968,606		235,804		554,737

Total liabilities and stockholders’ equity	$1,119,484	$(271,082)		$290,718		$1,139,120

Reorganization Adjustments

1.

Reflects the net cash proceeds received from the sale of the Appalachia Properties in connection with the Plan and net cash payments made as of the Effective Date from implementation of the Plan (in thousands):

Sources:
Net cash proceeds from sale of Appalachia Properties(a)	$512,472

Total sources	512,472

Uses:
Cash transferred to restricted account(b)	75,547
Break-up fee to Tug Hill	10,800
Repayment of outstanding borrowings under Pre-Emergence Credit Agreement	341,500
Repayment of 2017 Convertible Notes and 2022 Notes	100,000
Other fees and expenses(c)	20,230

Total uses	548,077

Net uses	$(35,605)

(a)

The closing of the sale of the Appalachia Properties occurred on February 27, 2017, but as emergence was contingent on such closing, the effects of the transaction are reflected as reorganization adjustments. See Note 5 – Divestiture for additional details on the sale. Total consideration received for the sale of the Appalachia Properties of $522.5 million included cash consideration of $512.5 million received at closing and a $10.0 million indemnity escrow which was released subsequent to emergence from bankruptcy (see Reorganization Adjustments item number 2 below).

(b)

Reflects the movement of $75.0 million of cash held in a restricted account to satisfy near-term plugging and abandonment liabilities, pursuant to the provisions of the Amended Credit Agreement (as defined in Note 8 – Debt), and $0.5 million held in a restricted cash account for certain cure amounts in connection with the Chapter 11 proceedings.

(c)

Other fees and expenses include approximately $15.2 million of emergence and success fees, $2.7 million of professional fees and $2.4 million of payments made to seismic providers in settlement of their bankruptcy claims.

2.

Reflects a receivable for a $10.0 million indemnity escrow with release delayed until emergence from bankruptcy, net of a $0.7 million reimbursement to Tug Hill in connection with the sale of the Appalachia Properties (see Note 2 – Reorganization).

3.	Reflects the payment of a claim to a seismic provider as a prepayment/deposit.
4.	Reflects the sale of vehicles in connection with the sale of the Appalachia Properties.
5.	Reflects the write-off of $2.6 million of unamortized debt issuance costs related to the Pre-Emergence Credit Agreement and the reversal of a $1.8 million prepayment made to Tug Hill in October 2016.
6.

Reflects the accrual of $2.0 million in expected bonus payments under the Key Executive Incentive Plan and a $0.4 million termination fee in connection with the early termination of an office lease, less the settlement of a property tax accrual of $2.6 million in connection with the sale of the Appalachia Properties.

7.

Reflects the repayment of $341.5 million of outstanding borrowings under the Pre-Emergence Credit Agreement and the issuance of $225 million of 2022 Second Lien Notes as part of the settlement of the Predecessor Company 2017 Convertible Notes and 2022 Notes.

8.	Liabilities subject to compromise were settled as follows in accordance with the Plan (in thousands):

1 3⁄4% Senior Convertible Notes due 2017	$300,000
7 1⁄2% Senior Notes due 2022	775,000
Accrued interest	35,182

Liabilities subject to compromise of the Predecessor Company	1,110,182
Cash payment to senior noteholders	(100,000)
Issuance of 2022 Second Lien Notes to former holders of the senior notes	(225,000)
Fair value of equity issued to unsecured creditors	(539,089)
Fair value of warrants issued to unsecured creditors	(15,648)

Gain on settlement of liabilities subject to compromise	$230,445

9.	Reflects the cancellation of the Predecessor Company’s common stock, treasury stock and additional paid-in capital.
10.

Reflects the issuance of Successor Company equity. In accordance with the Plan, the Successor Company issued 19.0 million shares of New Common Stock to the former holders of the 2017 Convertible Notes and the 2022 Notes and 1.0 million shares of New Common Stock to the Predecessor Company’s common stockholders. These amounts are subject to dilution by warrants issued to the Predecessor Company common stockholders, totaling approximately 3.5 million shares, with an exercise price of $42.04 per share and a term of four years. The fair value of the warrants was estimated at $4.43 per share using a Black-Scholes-Merton valuation model.

11.	Reflects the cumulative impact of the reorganization adjustments discussed above (in thousands):

Gain on settlement of liabilities subject to compromise	$230,445
Professional and other fees paid at emergence	(10,648)
Write-off of unamortized debt issuance costs	(2,577)
Other reorganization adjustments	(1,915)

Net impact to reorganization items	215,305
Gain on sale of Appalachia Properties	213,453
Cancellation of Predecessor Company equity	1,662,282
Other adjustments to accumulated deficit	(17,165)

Net impact to accumulated deficit	$2,073,875

Fresh Start Adjustments

12.	Fair value adjustments to oil and gas properties, associated inventory and unproved acreage. See above for a detailed discussion of the fair value methodology.
13.

Fair value adjustment for an office building owned by the Company. The income and sales comparison approaches were used in determining the fair value, using anticipated future earnings and an appropriate expected rate of return, as well as relying upon recent sales or offerings of similar assets.

14.

Fair value adjustments to the Company’s asset retirement obligations using estimated plugging and abandonment costs as of the Effective Date, adjusted for inflation and discounted at the Successor Company’s credit-adjusted risk free rate.

15.	Reflects the cumulative effect of the fresh start accounting adjustments discussed above.

Reorganization Items

Reorganization items represent liabilities settled, net of amounts incurred subsequent to the Chapter 11 filing as a direct result of the Plan and are classified as “Reorganization items, net” in the Company’s unaudited condensed consolidated statement of operations. The following table summarizes reorganization items, net (in thousands):

Predecessor
Period from January 1, 2017 through February 28, 2017
Gain on settlement of liabilities subject to compromise	$230,445
Fresh start valuation adjustments	235,804
Reorganization professional fees and other expenses	(20,403)
Write-off of unamortized debt issuance costs	(2,577)
Other reorganization items	(5,525)

Gain on reorganization items, net	$437,744

The cash payments for reorganization items for the period from January 1, 2017 through February 28, 2017 include approximately $10.6 million of emergence and success fees and approximately $8.9 million of other reorganization professional fees and expenses paid on the Effective Date.

NOTE 4 – EARNINGS PER SHARE

On February 28, 2017, upon emergence from Chapter 11 bankruptcy, the Company’s Predecessor equity was cancelled and new equity was issued. Additionally, the Predecessor Company’s 2017 Convertible Notes were cancelled. See Note 2 – Reorganization for further details.

The following table sets forth the calculation of basic and diluted weighted average shares outstanding and earnings per share for the indicated periods (in thousands, except per share amounts):

	Successor		Predecessor
	Three Months Ended March 31, 2018	Period from March 1, 2017 through March 31, 2017	Period from January 1, 2017 through February 28, 2017
Income (numerator):
Basic:
Net income (loss)	$18,308	$(259,613)	$630,317
Net income attributable to participating securities	(57)	—	(4,995)

Net income (loss) attributable to common stock - basic	$18,251	$(259,613)	$625,322

Diluted:
Net income (loss)	$18,308	$(259,613)	$630,317
Net income attributable to participating securities	(56)	—	(4,995)

Net income (loss) attributable to common stock - diluted	$18,252	$(259,613)	$625,322

Weighted average shares (denominator):
Weighted average shares - basic	19,998	19,997	5,634
Dilutive effect of stock options	—	—	—
Dilutive effect of warrants	—	—	—
Dilutive effect of convertible notes	—	—	—

Weighted average shares - diluted	19,998	19,997	5,634

Basic income (loss) per share	$0.91	$(12.98)	$110.99

Diluted income (loss) per share	$0.91	$(12.98)	$110.99

All outstanding stock options were considered antidilutive during the period from January 1, 2017 through February 28, 2017 (Predecessor) (10,400 shares) because the exercise price of the options exceeded the average price of our common stock for the applicable period. On February 28, 2017, upon emergence from bankruptcy, all outstanding stock options were cancelled.

On February 28, 2017, upon emergence from bankruptcy, the Predecessor Company’s existing common stockholders received warrants to purchase common stock of the Successor Company. See Note 2 – Reorganization. For the three months ended March 31, 2018 (Successor), all outstanding warrants (approximately 3.5 million) were considered antidilutive because the exercise price of the warrants exceeded the average price of our common stock for the applicable period. For the period of March 1, 2017 through March 31, 2017 (Successor), all outstanding warrants (approximately 3.5 million) were antidilutive because we had a net loss for such period.

The Predecessor Company had no outstanding restricted stock units. The board of directors of the Successor Company (the “Board”) received grants of restricted stock units on March 1, 2017. For the period from March 1, 2017 through March 31, 2017 (Successor), all outstanding restricted stock units (62,137) were considered antidilutive because we had a net loss for such period.

For the period from January 1, 2017 through February 28, 2017 (Predecessor), the average price of our common stock was less than the effective conversion price for the 2017 Convertible Notes, resulting in no dilutive effect on the diluted earnings per share computation for such period. On February 28, 2017, upon emergence from bankruptcy, the 2017 Convertible Notes were cancelled. See Note 2 – Reorganization.

During the three months ended March 31, 2018 (Successor), 682 shares of common stock of the Successor Company were issued from authorized shares upon the lapsing of forfeiture restrictions of restricted stock for employees. During the period from March 1, 2017 through March 31, 2017 (Successor), we had no issuances of shares of our common stock. During the period from January 1, 2017 through February 28, 2017 (Predecessor), 47,390 shares of Predecessor Company common stock were issued from authorized shares upon the granting of stock awards and the lapsing of forfeiture restrictions of restricted stock for employees and nonemployee directors.

NOTE 5 – DIVESTITURE

On February 27, 2017, we completed the sale of the Appalachia Properties to EQT for net cash consideration of approximately $522.5 million. We no longer have assets or operations in Appalachia. Since accounting for the sale of these oil and gas properties as a reduction of the capitalized costs of oil and gas properties would have significantly altered the relationship between capitalized costs and reserves, we recognized a gain on the sale of $213.5 million during the period from January 1, 2017 through February 28, 2017 (Predecessor), computed as follows (in thousands):

Net consideration received for sale of Appalachia Properties		$522,472
Add:	Release of funds held in suspense	4,139
	Transfer of asset retirement obligations	8,672
	Other adjustments, net	2,597
Less:	Transaction costs	(7,087)
	Carrying value of properties sold	(317,340)

Gain on sale		$213,453

The carrying value of the properties sold was determined by allocating total capitalized costs within the U.S. full cost pool between properties sold and properties retained based on their relative fair values.

NOTE 6 – INVESTMENT IN OIL AND GAS PROPERTIES

Under the full cost method of accounting, we compare, at the end of each financial reporting period, the present value of estimated future net cash flows from proved reserves (adjusted for designated cash flow hedges and excluding cash flows related to estimated abandonment costs) to the net capitalized costs of proved oil and gas properties, net of related deferred taxes. We refer to this comparison as a ceiling test. If the net capitalized costs of proved oil and gas properties exceed the estimated discounted future net cash flows from proved reserves, we are required to write down the value of our oil and gas properties to the value of the discounted cash flows.

At March 31, 2018 (Successor), the present value of the estimated future net cash flows from proved reserves was based on twelve-month average prices, net of applicable differentials, of $53.04 per Bbl of oil, $2.28 per Mcf of natural gas and $25.27 per Bbl of natural gas liquids (“NGLs”). Using these prices, the Company’s net capitalized costs of proved oil and natural gas properties at March 31, 2018 (Successor) did not exceed the ceiling amount.

At March 31, 2017 (Successor), our ceiling test computation resulted in a write-down of our U.S. oil and gas properties of $256.4 million based on twelve-month average prices, net of applicable differentials, of $45.40 per Bbl of oil, $2.24 per Mcf of natural gas and $19.18 per Bbl of NGLs. The write-down at March 31, 2017 is reflected in the statement of operations of the Successor Company for the period from March 1, 2017 through March 31, 2017 and was primarily due to differences between the trailing twelve-month average pricing assumption used in calculating the ceiling test and the forward prices used in fresh start accounting to estimate the fair value of our oil and gas properties on the fresh start reporting date of February 28, 2017. Weighted average commodity prices used in the determination of the fair value of our oil and gas properties for purposes of fresh start accounting were $56.01 per Bbl of oil, $2.52 per Mcf of natural gas and $14.18 per Bbl of NGLs, net of applicable differentials. Since none of our derivatives as of March 31, 2017 were designated as cash flow hedges (see Note 7 – Derivative Instruments and Hedging Activities), the write-down at March 31, 2017 was not affected by hedging.

NOTE 7 – DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Our hedging strategy is designed to protect our near and intermediate term cash flows from future declines in oil and natural gas prices. This protection is essential to capital budget planning, which is sensitive to expenditures that must be committed to in advance, such as rig contracts and the purchase of tubular goods. We enter into derivative transactions to secure a commodity price for a portion of our expected future production that is acceptable at the time of the transaction. We do not enter into derivative transactions for trading purposes.

All derivatives are recognized as assets or liabilities on the balance sheet and are measured at fair value. At the end of each quarterly period, these derivatives are marked-to-market. If the derivative does not qualify or is not designated as a cash flow hedge, subsequent changes in the fair value of the derivative are recognized in earnings through derivative income (expense) in the statement of operations. If the derivative qualifies and is designated as a cash flow hedge, subsequent changes in the fair value of the derivative are recognized in stockholders’ equity through other comprehensive income (loss), net of related taxes, to the extent the hedge is considered effective. Monthly settlements of effective hedges are reflected in revenue from oil and natural gas production. Monthly settlements of ineffective hedges and derivatives not designated or that do not qualify for hedge accounting are recognized in earnings through derivative income (expense). The resulting cash flows from all monthly settlements are reported as cash flows from operating activities. With respect to our 2017, 2018 and 2019 commodity derivative contracts, we elected to not designate these contracts as cash flow hedges for accounting purposes. Accordingly, the net changes in the mark-to-market valuations and the monthly settlements of these derivative contracts have been, or will be, recorded in earnings through derivative income (expense).

We have entered into put contracts, fixed-price swaps and collar contracts with various counterparties for a portion of our expected 2018 and 2019 oil and natural gas production from the Gulf Coast Basin. All of our derivative transactions have been carried out in the over-the-counter market and are not typically subject to margin-deposit requirements. The use of derivative instruments involves the risk that the counterparties will be unable to meet the financial terms of such transactions. The counterparties to all of our derivative instruments have an “investment grade” credit rating. We monitor the credit ratings of our derivative counterparties on an ongoing basis. Although we typically enter into derivative contracts with multiple counterparties to mitigate our exposure to any individual counterparty, if any of our counterparties were to default on its obligations to us under the derivative contracts or seek bankruptcy protection, we may not realize the benefit of some of our derivative instruments and incur a loss. At May 7, 2018, our derivative instruments were with four counterparties, two of which accounted for approximately 64% of our contracted volumes. Currently, all of our outstanding derivative instruments are with lenders under our current bank credit facility.

Put contracts are purchased at a rate per unit of hedged production that fluctuates with the commodity futures market. The historical cost of the put contract represents our maximum cash exposure. We are not obligated to make any further payments under the put contract regardless of future commodity price fluctuations. Under put contracts, monthly payments are made to us if the New York Mercantile Exchange (“NYMEX”) prices fall below the agreed upon floor price, while allowing us to fully participate in commodity prices above the floor. Swaps typically provide for monthly payments by us if prices rise above the swap price or monthly payments to us if prices fall below the swap price. Collar contracts typically require payments by us if the NYMEX average closing price is above the ceiling price or payments to us if the NYMEX average closing price is below the floor price. Settlements for our oil put contracts, oil collar contracts and fixed-price oil swaps are based on an average of the NYMEX closing price for West Texas Intermediate crude oil during the entire calendar month. Settlements for our natural gas collar contracts are based on the NYMEX price for the last day of a respective contract month.

The following tables illustrate our derivative positions for calendar years 2018 and 2019 as of May 7, 2018:

	Put Contracts (NYMEX)
	Oil
	Daily Volume (Bbls/d)	Price ($ per Bbl)
2018 January - December	1,000	$54.00
2018 January - December	1,000	45.00

	Fixed-Price Swaps (NYMEX)
	Oil
	Daily Volume (Bbls/d)	Swap Price ($ per Bbl)
2018 January - December	1,000	$52.50
2018 January - December	1,000	51.98
2018 January - December	1,000	53.67
2019 January - December	1,000	51.00
2019 January - December	1,000	51.57
2019 January - December	2,000	56.13

		Collar Contracts (NYMEX)
		Natural Gas			Oil
		Daily Volume (MMBtus/d)	Floor Price ($ per MMBtu)	Ceiling Price ($ per MMBtu)	Daily Volume (Bbls/d)	Floor Price ($ per Bbl)	Ceiling Price ($ per Bbl)
2018	January - December	6,000	$2.75	$3.24	1,000	$45.00	$55.35

Derivatives not designated or not qualifying as hedging instruments

The following tables disclose the location and fair value amounts of derivatives not designated or not qualifying as hedging instruments, as reported in our balance sheet, at March 31, 2018 (Successor) and December 31, 2017 (Successor) (in thousands).

Fair Value of Derivatives Not Designated or Not Qualifying as Hedging Instruments at
March 31, 2018
(Successor)
	Asset Derivatives		Liability Derivatives
Description	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Commodity contracts	Current assets: Fair value of derivative contracts	$417	Current liabilities: Fair value of derivative contracts	$13,147
	Long-term assets: Fair value of derivative contracts	—	Long-term liabilities: Fair value of derivative contracts	4,564

		$417		$17,711

Fair Value of Derivatives Not Designated or Not Qualifying as Hedging Instruments at
December 31, 2017
(Successor)
	Asset Derivatives		Liability Derivatives
Description	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Commodity contracts	Current assets: Fair value of derivative contracts	$879	Current liabilities: Fair value of derivative contracts	$8,969
	Long-term assets: Fair value of derivative contracts	—	Long-term liabilities: Fair value of derivative contracts	3,085

		$879		$12,054

Gains or losses related to changes in fair value and cash settlements for derivatives not designated or not qualifying as hedging instruments are recorded as derivative income (expense) in the statement of operations. The following table discloses the before tax effect of our derivatives not designated or not qualifying as hedging instruments on the statement of operations for the three months ended March 31, 2018 (Successor), the period from January 1, 2017 through February 28, 2017 (Predecessor) and the period from March 1, 2017 through March 31, 2017 (Successor) (in thousands).

Gain (Loss) Recognized in Derivative Income (Expense)
	Successor		Predecessor
	Three Months Ended March 31, 2018	Period from March 1, 2017 through March 31, 2017	Period from January 1, 2017 through February 28, 2017
Description
Commodity contracts:
Cash settlements	$(3,429)	$161	$—
Change in fair value	(6,119)	2,485	(1,778)

Total gains (losses) on derivatives not designated or not qualifying as hedging instruments	$(9,548)	$2,646	$(1,778)

Offsetting of derivative assets and liabilities

Our derivative contracts are subject to netting arrangements. It is our policy to not offset our derivative contracts in presenting the fair value of these contracts as assets and liabilities in our balance sheet. The following tables present the potential impact of the offset rights associated with our recognized assets and liabilities at March 31, 2018 (Successor) and December 31, 2017 (Successor) (in thousands):

	March 31, 2018 (Successor)
	As Presented Without Netting	Effects of Netting	With Effects of Netting
Current assets: Fair value of derivative contracts	$417	$(417)	$—
Long-term assets: Fair value of derivative contracts	—	—	—
Current liabilities: Fair value of derivative contracts	(13,147)	417	(12,730)
Long-term liabilities: Fair value of derivative contracts	(4,564)	—	(4,564)

	December 31, 2017 (Successor)
	As Presented Without Netting	Effects of Netting	With Effects of Netting
Current assets: Fair value of derivative contracts	$879	$(879)	$—
Long-term assets: Fair value of derivative contracts	—	—	—
Current liabilities: Fair value of derivative contracts	(8,969)	879	(8,090)
Long-term liabilities: Fair value of derivative contracts	(3,085)	—	(3,085)

NOTE 8 – DEBT

Our debt balances (net of related unamortized discounts and debt issuance costs) as of March 31, 2018 (Successor) and December 31, 2017 (Successor) were as follows (in thousands):

	Successor
	March 31, 2018	December 31, 2017
7 1⁄2% Senior Second Lien Notes due 2022	$225,000	$225,000
4.20% Building Loan	10,824	10,927

Total debt	235,824	235,927
Less: current portion of long-term debt	(430)	(425)

Long-term debt	$235,394	$235,502

Current Portion of Long-Term Debt

As of March 31, 2018 (Successor), the current portion of long-term debt of $0.4 million represented principal payments due within one year on the 4.20% Building Loan (the “Building Loan”).

Revolving Credit Facility

On February 28, 2017, the Company entered into the Fifth Amended and Restated Credit Agreement with the lenders party thereto and Bank of America, N.A. (as amended from time to time, the “Amended Credit Agreement”), as administrative agent and issuing lender. The Amended Credit Agreement provides for a reserve-based revolving credit facility and matures on February 28, 2021.

The Company’s borrowing base under the Amended Credit Agreement was redetermined to $100 million on November 8, 2017. On March 31, 2018, the Company had no outstanding borrowings and $9.8 million of outstanding letters of credit, leaving $90.2 million of availability under the Amended Credit Agreement. Interest on loans under the Amended Credit Agreement is calculated using the London Interbank Offering Rate (“LIBOR”) or the base rate, at the election of the Company, plus, in each case, an applicable margin. The applicable margin is determined based on borrowing base utilization and ranges from 2.00% to 3.00% per annum for base rate loans and 3.00% to 4.00% per annum for LIBOR loans.

The borrowing base under the Amended Credit Agreement is redetermined semi-annually, in May and November, by the lenders, in accordance with the lenders’ customary practices for oil and gas loans. In addition, we and the lenders each have discretion at any time, but not more than two additional times in any calendar year, to have the borrowing base redetermined. In connection with the pending Talos combination, the May 1, 2018 redetermination has been moved to June 1, 2018. Subject to certain exceptions, the Amended Credit Agreement is required to be guaranteed by all of the material domestic direct and indirect subsidiaries of the Company. As of March 31, 2018, the Amended Credit Agreement is guaranteed by Stone Energy Offshore, L.L.C. (“Stone Offshore”). The Amended Credit Agreement is secured by substantially all of the Company’s and its subsidiaries’ assets.

The Amended Credit Agreement provides for customary optional and mandatory prepayments, affirmative and negative covenants and events of default, including limitation on the incurrence of debt, liens, restrictive agreements, mergers, asset sales, dividends, investments, affiliate transactions and restrictions on commodity hedging. During the continuance of certain events of default, the lenders may take a number of actions, including declaring the entire amount then outstanding under the Amended Credit Agreement due and payable (in the event of certain insolvency-related events, the entire amount then outstanding under the Amended Credit Agreement will become automatically due and payable). The Amended Credit Agreement also requires maintenance of certain financial covenants, including (i) a consolidated funded debt to EBITDA ratio of not more than 2.50x for the test periods ending March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively, 2.75x for the test period ending March 31, 2019, 3.00x for the test period ending June 30, 2019, 3.50x for the test periods ending September 30, 2019 and December 31, 2019, respectively, 3.00x for the test period ending March 31, 2020, 2.75x for the test periods ending June 30, 2020 and September 30, 2020, respectively, and 2.50x for the test periods ending December 31, 2020 and March 31, 2021, respectively, (ii) a consolidated interest coverage ratio of not less than 2.75 to 1.00, and (iii) a requirement to maintain minimum liquidity of at least 20% of the borrowing base. We were in compliance with all covenants under the Amended Credit Agreement as of March 31, 2018.

NOTE 9 – ASSET RETIREMENT OBLIGATIONS

The change in our asset retirement obligations during the three months ended March 31, 2018 (Successor) is set forth below (in thousands, inclusive of current portion):

Asset retirement obligations as of January 1, 2018 (Successor)	$213,101
Liabilities settled	(20,734)
Accretion expense	4,287

Asset retirement obligations as of March 31, 2018 (Successor)	$196,654

NOTE 10 – INCOME TAXES

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). Generally effective for tax years 2018 and beyond, the Tax Act makes broad and complex changes to the Internal Revenue Code, including, but not limited to, (i) reducing the U.S. federal corporate tax rate from 35% to 21%; (ii) eliminating the corporate alternative minimum tax (“AMT”) and changing how existing AMT credits are realized; (iii) creating a new limitation on deductible interest expense; and (iv) changing rules related to uses and limitation of net operating loss carryforwards created in tax years beginning after December 31, 2017. As of March 31, 2018, we have not completed our accounting for the tax effects of enactment of the Tax Act. However, we have made a reasonable estimate of the effects on our existing deferred tax balances and recognized a provisional amount of $87.3 million to remeasure our deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21%. This amount is included as a component of income tax expense (benefit) from continuing operations and is fully offset by the related adjustment to our valuation allowance. We are still analyzing certain aspects of the Tax Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.

As a result of the significant declines in commodity prices and the resulting ceiling test write-downs and net losses incurred, we determined during 2015 that it was more likely than not that a portion of our deferred tax assets will not be realized in the future. Accordingly, we established a valuation allowance against a portion of our deferred tax assets. As of March 31, 2018 (Successor), our valuation allowance totaled $127.1 million. Our assessment of the realizability of our deferred tax assets is based on the weight of all available evidence, both positive and negative, including future reversals of deferred tax liabilities.

We had a current income tax receivable of $36.3 million at December 31, 2017 (Successor), which related to expected tax refunds from the carryback of net operating losses to previous tax years. In January 2018, we received $20.1 million of the tax refund and have a current income tax receivable of $16.2 million at March 31, 2018 (Successor).

NOTE 11 – FAIR VALUE MEASUREMENTS

U.S. Generally Accepted Accounting Principles establish a fair value hierarchy that has three levels based on the reliability of the inputs used to determine the fair value. These levels include: Level 1, defined as inputs such as unadjusted quoted prices in active markets for identical assets or liabilities; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs for use when little or no market data exists, therefore requiring an entity to develop its own assumptions.

As of March 31, 2018 (Successor) and December 31, 2017 (Successor), we held certain financial assets that are required to be measured at fair value on a recurring basis, including our commodity derivative instruments and our investments in marketable securities. We utilize the services of an independent third party to assist us in valuing our derivative instruments. The income approach is used in this determination utilizing the third party’s proprietary pricing model. The model accounts for our credit risk and the credit risk of our counterparties in the discount rate applied to estimated future cash inflows and outflows. Our swap contracts are included within the Level 2 fair value hierarchy, and our collar and put contracts are included within the Level 3 fair value hierarchy. Significant unobservable inputs used in establishing fair value for the collars and puts were the volatility impacts in the pricing model as it relates to the call portion of the collar and the floor of the put. For a more detailed description of our derivative instruments, see Note 7 – Derivative Instruments and Hedging Activities. We used the market approach in determining the fair value of our investments in marketable securities, which are included within the Level 1 fair value hierarchy.

The following tables present our assets and liabilities that are measured at fair value on a recurring basis at March 31, 2018 (Successor) (in thousands).

	Fair Value Measurements Successor as of March 31, 2018
Assets	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities (Other assets)	$4,964	$4,964	$—	$—
Derivative contracts	417	—	—	417

Total	$5,381	$4,964	$—	$417

	Fair Value Measurements Successor as of March 31, 2018
Liabilities	Total	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative contracts	$17,711	$—	$15,330	$2,381

Total	$17,711	$—	$15,330	$2,381

The following tables present our assets and liabilities that are measured at fair value on a recurring basis at December 31, 2017 (Successor) (in thousands).

	Fair Value Measurements Successor as of December 31, 2017
Assets	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities (Other assets)	$5,081	$5,081	$—	$—
Derivative contracts	879	—	—	879

Total	$5,960	$5,081	$—	$879

	Fair Value Measurements Successor as of December 31, 2017
Liabilities	Total	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivative contracts	$12,054	$—	$10,110	$1,944

Total	$12,054	$—	$10,110	$1,944

The table below presents a reconciliation for assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the three months ended March 31, 2018 (Successor) (in thousands).

Hedging Contracts, net
Balance as of January 1, 2018 (Successor)	$(1,065)
Total gains/(losses) (realized or unrealized):
Included in earnings	(1,579)
Included in other comprehensive income	—
Purchases, sales, issuances and settlements	680
Transfers in and out of Level 3	—

Balance as of March 31, 2018 (Successor)	$(1,964)

The amount of total gains/(losses) for the period included in earnings (derivative income) attributable to the change in unrealized gain/(losses) relating to derivatives still held at March 31, 2018	$(4,702)

The fair value of cash and cash equivalents approximated book value at March 31, 2018 and December 31, 2017. As of March 31, 2018 and December 31, 2017, the fair value of the 2022 Second Lien Notes was approximately $229.5 million and $227.3 million, respectively. The fair value of the 2022 Second Lien Notes was determined based on quotes obtained from brokers, which represent Level 1 inputs.

On February 28, 2017, the Company emerged from bankruptcy and adopted fresh start accounting, which resulted in the Company becoming a new entity for financial reporting purposes. Upon the adoption of fresh start accounting, the Company’s assets and liabilities were recorded at their fair values as of the fresh start reporting date, February 28, 2017. See Note 3 – Fresh Start Accounting for a detailed discussion of the fair value approaches used by the Company. The inputs utilized in the valuation of our most significant asset, our oil and gas properties, included mostly unobservable inputs, which fall within Level 3 of the fair value hierarchy.

NOTE 12 – COMBINATION TRANSACTION COSTS

In connection with the pending combination with Talos, we incurred approximately $3.4 million in transaction costs during the three months ended March 31, 2018 (Successor). These costs consist primarily of legal and financial advisor costs and are included in salaries, general and administrative (“SG&A”) expense on our statement of operations for the three months ended March 31, 2018 (Successor). Additionally, we have incurred approximately $0.2 million of direct costs for purposes of registering equity securities to effect the Talos combination. These direct costs were recorded as a reduction of additional paid-in-capital during 2017. See Note 1 – Financial Statement Presentation (Pending Combination with Talos) for more information on the pending combination.

NOTE 13 – REVENUE RECOGNITION

Our major sources of revenue are oil, natural gas and NGL production from our oil and gas properties. We sell crude oil to purchasers typically through monthly contracts, with the sale taking place at the wellhead. Natural gas is sold to purchasers through monthly contracts, with the sale taking place at the wellhead or the tailgate of an onshore gas processing plant (after the removal of NGLs). We actively market our crude oil and natural gas to purchasers and the volumes are metered and therefore readily determinable. Sales prices for purchased oil and natural gas volumes are negotiated with purchasers and are based on certain published indices. Since the oil and natural gas contracts are month-to-month, there is no dedication of production to any one purchaser. We sell the NGLs entrained in the natural gas that we produce. The arrangements to sell these products first requires natural gas to be processed at an onshore gas processing plant. Once the liquids are removed and fractionated (broken into the individual hydrocarbon chains for sale), the products are sold by the processing plant. The residue gas left over is sold to natural gas purchasers as natural gas sales (referenced above). The contracts for NGL sales are with the processing plant. The prices received for the NGLs are not negotiated by the Company, but rather, are based on what the processing plant can receive from a third party purchaser. The gas processing and subsequent sales of NGLs are subject to contracts with longer terms and dedications of lease production from the Company’s leases offshore.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” to clarify the principles for recognizing revenue and to develop a common revenue standard and disclosure requirements. See Note 1 – Financial Statement Presentation (Recently Adopted Accounting Standards). We adopted ASU 2014-09 on January 1, 2018 using the modified retrospective approach, with the cumulative effect of initially applying the new standard as an adjustment to accumulated deficit on the date of initial application. We applied the standard to contracts in place during 2017 and to new contracts entered into after January 1, 2018. The adoption of the standard did not have a material effect on our financial position, results of operations or cash flows.

We have historically recognized oil, natural gas and NGL production revenue under the entitlements method of accounting. Under this method, revenue was deferred for deliveries in excess of our net revenue interest, while revenue was accrued for undelivered or underdelivered volumes (production imbalances). Production imbalances were generally recorded at the estimated sales price in effect at the time of production. ASU 2014-09 effectively eliminated the entitlements method of accounting, requiring us instead to recognize production revenue for the quantities and values of oil, natural gas and NGLs delivered or received. Our aggregate imbalance positions at December 31, 2017 were immaterial and required only a $0.7 million cumulative effect adjustment (all of which related to oil production) to the January 1, 2018 opening balance of our accumulated deficit upon adoption of ASU 2014-09.

Sales of oil, natural gas and NGLs are recognized when the product is delivered and title transfers to the purchaser. Payment is generally received one to three months after the sale has occurred. To the extent actual quantities and values of oil, natural gas and NGL production for properties are not available for a given reporting period because of timing or information not received from the purchasers, the expected sales volumes and price are estimated and the result is recorded as purchaser accounts receivable (included in Accounts Receivable) in our balance sheet and as Oil, Natural Gas and NGL production revenue in our statement of operations. At March 31, 2018 (Successor), we recorded a purchaser accounts receivable of $31.2 million, consisting of $25.5 million of oil production revenue, $3.5 million of natural gas production revenue and $2.2 million of NGL production revenue. At December 31, 2017 (Successor), we recorded a purchaser accounts receivable of $32.8 million, consisting of $26.7 million of oil production revenue, $3.9 million of natural gas production revenue and $2.2 million of NGL production revenue. Revenue proceeds relating to third-party royalty owners not remitted by the end of a reporting period are recorded as Undistributed Oil and Gas Proceeds in our balance sheet.

NOTE 14 – PRODUCTION TAXES

Production taxes for the three months ended March 31, 2018 (Successor), the period of March 1, 2017 through March 31, 2017 (Successor) and the period of January 1, 2017 through February 28, 2017 (Predecessor) totaled ($2.2) million, $0.1 million and $0.7 million, respectively. During the three months ended March 31, 2018, we received a $2.4 million refund related to previously paid severance taxes in West Virginia.

NOTE 15 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are named as a party in certain lawsuits and regulatory proceedings arising in the ordinary course of business. We do not expect that these matters, individually or in the aggregate, will have a material adverse effect on our financial condition.

Other Commitments and Contingencies

On March 21, 2016, we received notice letters from the Bureau of Ocean Energy Management (“BOEM”) stating that BOEM had determined that we no longer qualified for a supplemental bonding waiver under the financial criteria specified in BOEM’s guidance to lessees at such time. In late March 2016, we proposed a tailored plan to BOEM for financial assurances relating to our abandonment obligations, which provides for posting some incremental financial assurances in favor of BOEM. On May 13, 2016, we received notice letters from BOEM rescinding its demand for supplemental bonding with the understanding that we will continue to make progress with BOEM towards finalizing and implementing our long-term tailored plan. As of March 31, 2018, we have posted an aggregate of approximately $115 million in surety bonds in favor of BOEM, third-party bonds and letters of credit, all relating to our offshore abandonment obligations.

In July 2016, BOEM issued a Notice to Lessees (the “NTL”), with an effective date of September 12, 2016, that augments requirements for the posting of additional financial assurances by offshore lessees. The NTL details procedures to determine a lessee’s ability to carry out its lease obligations (primarily the decommissioning of facilities on the Outer Continental Shelf (“OCS”)) and whether to require lessees to furnish additional financial assurances to meet BOEM’s estimate of the lessees decommissioning obligations. The NTL supersedes the agency’s prior practice of allowing operators of a certain net worth to waive the need for supplemental bonds and provides updated criteria for determining a lessee’s ability to self-insure only a small portion of its OCS liabilities based upon the lessee’s financial capacity and financial strength. The NTL also allows lessees to meet their additional financial security requirements pursuant to an individually approved tailored plan, whereby an operator and BOEM agree to set a timeframe for the posting of additional financial assurances.

We received a self-insurance letter from BOEM dated September 30, 2016 stating that we were not eligible to self-insure any of our additional security obligations. We received a proposal letter from BOEM dated October 20, 2016 indicating that additional security may be required. The September 30, 2016 self-insurance determination letter was rescinded by BOEM on March 24, 2017.

In the first quarter of 2017, BOEM announced that it would extend the implementation timeline for the July 2016 NTL by an additional six months. Furthermore, on April 28, 2017, President Trump issued an executive order directing the Secretary of the Interior to review the NTL to determine whether modifications are necessary to ensure operator compliance with lease terms while minimizing unnecessary regulatory burdens. On June 22, 2017, BOEM announced that, pending its review of the NTL, the implementation timeline would be indefinitely extended, subject to certain exceptions. At this time, it is uncertain when the July 2016 NTL will be implemented as a revised NTL. A revised tailored plan may require incremental financial assurance or bonding for non-sole liability properties, dependent on adjustments following ongoing discussions with BOEM and the Bureau of Safety and Environmental Enforcement (“BSEE”), and any modifications to the proposed NTL. There is no assurance that our current tailored plan will be approved by BOEM, and BOEM may require further revisions to our plan.

NOTE 16 – SUBSEQUENT EVENTS

On May 1, 2018, Stone completed the acquisition of a 100% working interest in the Ram Powell Unit, including six lease blocks in the Viosca Knoll Area, the Ram Powell tension leg platform (“TLP”), and related assets, from Shell Offshore Inc., Exxon Mobil Corporation, and Anadarko US Offshore LLC, for a purchase price of $34 million, with an effective date of October 1, 2017, and the posting of decommissioning surety bonds of $200 million. After considering the effects of customary purchase price adjustments from the effective date of the acquisition through closing, Stone received net cash of $29.4 million at closing.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

The following unaudited pro forma condensed combined statement of operations of Talos Energy Inc. (“Talos Energy”) presents the combination of the historical financial information of Talos Energy, Talos Energy LLC and Stone Energy Corporation (“Stone Energy”) adjusted to give effect to the transactions described below (collectively, the “transactions” or the “business combination”) that were consummated in connection with the closing of the transactions contemplated by that certain Transaction Agreement, dated as of November 21, 2017 (the “Transaction Agreement”), among Talos Energy, Stone Energy, Sailfish Merger Sub Corporation, Talos Energy LLC and Talos Production LLC (“Talos Production”). The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 combines the historical consolidated statement of operations of Talos Energy for the year ended December 31, 2018, which reflects the historical financial results of Talos Energy LLC and Stone Energy from January 1, 2018 to May 9, 2018 and of Talos Energy from May 10, 2018 to December 31, 2018, giving effect to the transactions as if they had been consummated on January 1, 2018.

On May 10, 2018, a series of transactions contemplated by the Transaction Agreement were consummated (the “Closing”), including (i) the merger of an indirect, wholly owned subsidiary of Stone Energy with and into Stone Energy, with Stone Energy surviving the merger as a direct wholly owned subsidiary of Talos Energy, (ii) the contribution of 100% of the equity interests in Talos Production to Talos Energy in exchange for shares of Talos Energy common stock, (iii) the contribution of $102 million in aggregate principal amount of 9.75% senior notes due July 5, 2022 (“2022 Senior Notes”) issued by Talos Production and Talos Production Finance Inc. (collectively, the “Talos Issuers”) to Talos Energy by funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (collectively, the “Apollo Funds”), and entities controlled by or affiliated with Riverstone Energy Partners V, L.P. (collectively, the “Riverstone Funds”) in exchange for shares of Talos Energy common stock (the “Sponsor Debt Exchange”), (iv) the exchange of the 11% senior secured second-priority bridge loans due April 3, 2022 issued by the Talos Issuers for newly issued 11% second lien notes of the Talos Issuers (the “New Second Lien Notes”), and (v) the exchange of 7.50% senior secured notes due 2022 issued by Stone Energy (“2022 Secured Notes”) for New Second Lien Notes. Each stockholder of Stone Energy received one share of Talos Energy common stock for each share of Stone Energy common stock. Immediately after the Closing, holders of Stone Energy common stock immediately prior to the Closing held 37% of the outstanding Talos Energy common stock and Talos Energy LLC stakeholders held 63% of the outstanding Talos Energy common stock.

The accompanying unaudited pro forma condensed combined statement of operations was derived by making certain adjustments to the historical statements of operations listed above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined statement of operations.

The unaudited pro forma condensed combined statement of operations and related notes are presented for illustrative purposes only and should not be relied upon as an indication of operating results that Talos Energy would have achieved if the transactions had taken place on the specified date. In addition, future results may vary significantly from the results reflected in the unaudited pro forma condensed combined statement of operations and should not be relied on as an indication of the future results of Talos Energy.

Talos Energy Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2018

(In thousands, except per share amounts)

	Talos Energy Inc. Historical	Stone Energy Historical	Stone Energy Business Combination		Exchange Agreement		Pro Forma Combined
			Note 2		Note 2
Revenues:
Oil revenue	$781,815	$110,198	$—		$—		$892,013
Natural gas revenue	73,610	7,206	—		—		80,816
NGL revenue	35,863	4,492	—		—		40,355

Total revenue	891,288	121,896	—		—		1,013,184

Operating expenses:
Direct lease operating expense	145,988	14,222	—		—		160,210
Insurance	15,342	2,492	—		—		17,834
Production taxes and other	1,989	(2,130)	—		—		(141)

Total lease operating expense	163,319	14,584	—		—		177,903
Workover / maintenance expense	64,961	6,550	—		—		71,511
Depreciation, depletion and amortization	288,719	29,215	1,828	(a)	—		319,762
Accretion expense	35,344	6,238	3,696	(b)	—		45,278
General and administrative expense	85,816	25,101	(40,320	)(c)	—		70,597

Total operating expenses	638,159	81,688	(34,796)		—		685,051

Operating income	253,129	40,208	34,796		—		328,133

Interest expense	(90,114)	(4,914)	—		7,754	(e)	(87,274)
Price risk management activities income (expense)	60,435	(24,213)	—		—		36,222
Other income	1,012	2,061	—		—		3,073

Income before income taxes	224,462	13,142	34,796		7,754		280,154

Income tax expense	(2,922)	—	(2,655	)(d)	—		(5,577)

Net income	$222,604	$13,142	$32,141		$7,754		$274,577

Basic income per share	$4.81						$5.07
Diluted income per share	$4.81						$5.07
Average shares outstanding	46,058						54,157
Average shares outstanding assuming dilution	46,058						54,157

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

Note 1—Basis of Presentation

Overview

The unaudited pro forma condensed combined statement of operations of Talos Energy presents the combination of the historical statement of operations of Talos Energy (including Talos Energy LLC from January 1, 2018 to May 9, 2018) and Stone Energy, adjusted to give effect to the transactions. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 combines the historical consolidated statements of operations of Talos Energy for the year ended December 31, 2018, which reflects the historical financial results of Talos Energy LLC from January 1, 2018 to May 9, 2018 and of Talos Energy from May 10, 2018 to December 31, 2018, and Stone Energy for the period from January 1, 2018 to May 9, 2018, giving effect to the transactions as if they had been consummated on January 1, 2018. The transactions and other adjustments are described in Note 2—Pro Forma Adjustments and Assumptions to the unaudited pro forma condensed combined statement of operations.

The unaudited pro forma condensed combined statement of operations should be read in conjunction with (i) Stone Energy’s historical condensed consolidated financial statements and related notes for the three months ended March 31, 2018, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Stone Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed by Stone Energy with the Securities and Exchange Commission (the “SEC”) on May 7, 2018, (ii) Talos Energy LLC’s historical condensed consolidated financial statements and related notes for the three months ended March 31, 2018, contained in the Current Report on Form 8-K filed by Talos Energy with the SEC on May 18, 2018, and (iii) Talos Energy’s historical consolidated financial statements and related notes for the year ended December 31, 2018 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Talos Energy’s Annual Report on Form 10-K for the year ended December 31, 2018, filed by Talos Energy with the SEC on March 13, 2019. Certain reclassifications have been made to the Stone Energy historical financial statements to reflect the comparability of financial information.

The pro forma adjustments represent management’s estimates based on information available as of the date of this prospectus and are subject to change as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined statement of operations does not reflect the impact of possible revenue or earnings enhancements, cost savings from operating efficiencies or synergies, or asset dispositions. Also, the unaudited pro forma condensed combined statement of operations does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the transactions that are not expected to have a continuing impact. Further, one-time transaction-related expenses or costs incurred prior to, or concurrent with, the Closing are not included in the unaudited pro forma condensed combined statements of operations.

Note 2—Pro Forma Adjustments and Assumptions

The following adjustments and assumptions were made in the preparation of the unaudited pro forma condensed combined statement of operations:

(a)

Reflects changes in depletion that would have been recorded with respect to the allocated fair values attributable to proved oil and natural gas properties acquired as a result of the application of the full cost method of accounting for oil and natural gas activities following the Closing of the transactions. The pro forma depletion rates for the year ended December 31, 2018 were estimated using the proved property amounts and estimates of reserves at December 31, 2018, adjusted for actual production. The pro forma depletion rates were applied to production volumes for the respective periods.

(b)	Reflects the pro forma adjustment to accretion expense on the combined asset retirement obligation calculated using Talos Energy’s credit-adjusted risk-free interest rate.

(c)

Reflects the elimination of direct, incremental costs of the transactions, which are reflected in the historical financial statements of Talos Energy (including Talos Energy LLC) and Stone Energy during the year ended December 31, 2018.

(d)

Reflects a net impact of $2.7 million deferred income tax expense related to the acquired deferred taxes associated with the business combination on the pro forma adjustments described herein, based on a blended federal and state statutory income tax rate. Based upon all available evidence, deferred tax assets are reduced by a valuation allowance when it is more likely than not that the deferred tax assets will not be realized. As such, a valuation allowance is recorded to reduce the combined deferred tax asset balance, resulting in a net deferred tax liability. The change in tax status is reflected in the unaudited pro forma condensed combined statement of operations.

(e)

Reflects a decrease in interest expense associated with (i) the Sponsor Debt Exchange whereby the Apollo Funds and the Riverstone Funds contributed $102 million in aggregate principal amount of their 2022 Senior Notes to Talos Energy for shares of Talos Energy common stock, (ii) accrued interest associated with the 2022 Senior Notes, (iii) the $109 million reduction in the outstanding borrowings on the pro forma revolving line of credit after giving effect to the Closing, partially offset by (iv) the increase in coupon for the exchanged 2022 Secured Notes and (v) impact of aligning the interest expense capitalization policy. The following table separately quantifies each adjustment made to interest expense presented in the unaudited pro forma financial condensed combined statements (in thousands):

Contribution of 2022 Senior Notes(i)	$(6,482)
Accrued Interest from 2022 Senior Notes(ii)	(3,582)
Revolving line of credit(iii)	(2,361)
Change in Stone Energy 2022 secured notes coupon rate(iv)	2,667
Alignment of capitalized interest accounting policy(v)	2,004

Interest expense pro forma adjustment	$(7,754)

Interest on borrowings under the pro forma revolving line of credit is based on a current rate of 5.84%. These borrowings bear interest at variable rates and are subject to interest rate risk. A 1/8% change to the interest rate would result in a change in interest expense related to variable rate financing of $0.3 million for the year ended December 31, 2018.

Annex A-I

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

BY AND AMONG

ILX HOLDINGS, LLC,

AND

TALOS PRODUCTION INC.,

AND,

SOLELY WITH RESPECT TO ITS OBLIGATIONS RELATED TO THE PURCHASER PARENT SHARES,

TALOS ENERGY INC.

DATED AS OF DECEMBER 10, 2019

Page
ARTICLE 1 PURCHASE AND SALE		A-I-1

Section 1.1	Purchase and Sale	A-I-1
Section 1.2	Certain Definitions	A-I-1
Section 1.3	Excluded Assets	A-I-17
Section 1.4	Revenues and Expenses	A-I-17

ARTICLE 2 PURCHASE PRICE		A-I-18

Section 2.1	Purchase Price	A-I-18
Section 2.2	Allocated Values; Income Tax Treatment of Purchase Price	A-I-18
Section 2.3	Adjustments to Cash Purchase Price	A-I-20
Section 2.4	Closing Cash Payment and Post-Closing Purchase Price Adjustments	A-I-21

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER		A-I-23

Section 3.1	Seller	A-I-23
Section 3.2	The Companies	A-I-24
Section 3.3	Subsidiaries	A-I-25
Section 3.4	Financial Statements	A-I-25
Section 3.5	Labor and Employee Benefits Matters	A-I-26
Section 3.6	Litigation	A-I-26
Section 3.7	Taxes	A-I-26
Section 3.8	Environmental Matters	A-I-28
Section 3.9	Compliance with Laws	A-I-29
Section 3.10	Material Contracts	A-I-29
Section 3.11	Consents and Preferential Purchase Rights	A-I-29
Section 3.12	Liability for Brokers’ Fees	A-I-30
Section 3.13	Outstanding Capital Commitments	A-I-30
Section 3.14	Absence of Certain Changes	A-I-30
Section 3.15	Permits	A-I-30
Section 3.16	Assets of Company Businesses	A-I-30
Section 3.17	Insurance	A-I-30
Section 3.18	Absence of Undisclosed Liabilities	A-I-30
Section 3.19	Payout Balances and Take or Pay	A-I-31
Section 3.20	Non-Consent	A-I-31
Section 3.21	Wells	A-I-31
Section 3.22	Imbalances	A-I-31
Section 3.23	Royalties	A-I-32
Section 3.24	Leases	A-I-32
Section 3.25	Non-Operation	A-I-32
Section 3.26	Bankruptcy	A-I-32
Section 3.27	Bank Accounts	A-I-32
Section 3.28	Intellectual Property	A-I-32
Section 3.29	Casualty Losses	A-I-33
Section 3.30	Bonds; Letters of Credit and Guarantees	A-I-33
Section 3.31	Limitations	A-I-33
Section 3.32	Information Supplied	A-I-35
Section 3.33	Specified Matters	A-I-35

A-I-i

Page

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT		A-I-36

Section 4.1	Existence and Qualification	A-I-36
Section 4.2	Power	A-I-36
Section 4.3	Authorization and Enforceability	A-I-36
Section 4.4	No Conflicts	A-I-37
Section 4.5	Consents, Approvals or Waivers	A-I-37
Section 4.6	Litigation	A-I-37
Section 4.7	Financing	A-I-37
Section 4.8	Investment Intent	A-I-37
Section 4.9	Independent Investigation	A-I-37
Section 4.10	Liability for Brokers’ Fees	A-I-38
Section 4.11	Qualification	A-I-38
Section 4.12	Issuance of Purchaser Parent Shares	A-I-38
Section 4.13	SEC Reports	A-I-38
Section 4.14	Investment Company	A-I-39
Section 4.15	NYSE Listing	A-I-39
Section 4.16	Bankruptcy	A-I-39
Section 4.17	Information Supplied	A-I-39

ARTICLE 5 COVENANTS OF THE PARTIES		A-I-39

Section 5.1	Press Releases and Disclosures	A-I-39
Section 5.2	Operation of Business	A-I-40
Section 5.3	Conduct of the Companies	A-I-42
Section 5.4	Update of Schedules	A-I-43
Section 5.5	Commercially Reasonable Efforts; Further Action	A-I-44
Section 5.6	Intercompany Indebtedness	A-I-45
Section 5.7	Hedges	A-I-45
Section 5.8	Further Assurances	A-I-45
Section 5.9	Replacement of Bonds, Letters of Credit and Guarantees	A-I-45
Section 5.10	Certain Affiliate Transactions	A-I-45
Section 5.11	Preferential Purchase Rights; Consents	A-I-46
Section 5.12	Release	A-I-48
Section 5.13	Casualty and Condemnation	A-I-48
Section 5.14	Purchaser Parent Shares	A-I-48
Section 5.15	Cooperation with Purchaser Parent Securities Filings	A-I-48
Section 5.16	Preparation of Information Statement	A-I-49
Section 5.17	Distributions	A-I-50
Section 5.18	R&W Policy	A-I-50

ARTICLE 6 EXAMINATION OF TITLE AND PROPERTIES		A-I-50

Section 6.1	Access	A-I-50
Section 6.2	Environmental Inspection	A-I-51
Section 6.3	Exclusive Remedy	A-I-52
Section 6.4	Notice of Title Defects and Title Benefits; Remedies	A-I-52
Section 6.5	Title Defect Amount; Title Benefit Amount; Adjustments	A-I-53
Section 6.6	Notice of Environmental Defects; Remedies	A-I-55
Section 6.7	Title and Environmental Dispute Resolution	A-I-56
Section 6.8	Special Warranty of Defensible Title	A-I-57

A-I-ii

Page

ARTICLE 7 CONDITIONS TO CLOSING		A-I-57

Section 7.1	Conditions of Seller to Closing	A-I-57
Section 7.2	Conditions of Purchaser to Closing	A-I-58

ARTICLE 8 CLOSING		A-I-59

Section 8.1	Time and Place of Closing	A-I-59
Section 8.2	Obligations of Seller at Closing	A-I-59
Section 8.3	Obligations of Purchaser at Closing	A-I-61

ARTICLE 9 TAX MATTERS		A-I-61

Section 9.1	Withholding	A-I-61
Section 9.2	Tax Returns	A-I-61
Section 9.3	Proration of Straddle Period Taxes	A-I-62
Section 9.4	Cooperation on Tax Returns and Tax Proceedings	A-I-62
Section 9.5	Transfer Taxes	A-I-63
Section 9.6	Tax Refunds	A-I-63

ARTICLE 10 TERMINATION		A-I-63

Section 10.1	Termination	A-I-63
Section 10.2	Effect of Termination	A-I-63

ARTICLE 11 ASSUMPTION; INDEMNIFICATION; LIMITATIONS		A-I-65

Section 11.1	[Reserved]	A-I-65
Section 11.2	Indemnification	A-I-65
Section 11.3	Indemnification Actions	A-I-67
Section 11.4	Limitation on Actions	A-I-69

ARTICLE 12 MISCELLANEOUS		A-I-71

Section 12.1	Counterparts	A-I-71
Section 12.2	Notices	A-I-72
Section 12.3	Expenses	A-I-72
Section 12.4	Records	A-I-73
Section 12.5	Name Change	A-I-73
Section 12.6	Governing Law	A-I-73
Section 12.7	Dispute Resolution	A-I-73
Section 12.8	Captions	A-I-73
Section 12.9	Waivers	A-I-73
Section 12.10	Assignment	A-I-74
Section 12.11	Entire Agreement	A-I-74
Section 12.12	Amendment	A-I-74
Section 12.13	No Third-Person Beneficiaries	A-I-74
Section 12.14	Headings	A-I-74
Section 12.15	References	A-I-74
Section 12.16	Construction	A-I-74
Section 12.17	Limitation on Damages	A-I-75
Section 12.18	Specific Performance	A-I-75
Section 12.19	Time of Essence	A-I-75

A-I-iii

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Companies
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Seller Guarantee
Exhibit G	Form of Excluded Assets Assignment
Exhibit H	R&W Policy

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees
Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Companies
Schedule 5.10	Affiliate Transactions
Schedule 11.2	Indemnified Liabilities

A-I-iv

Index of Defined Terms

Accounting Arbitrator	Section 2.2(b)(iii)
Accounting Principles	Section 1.2(a)
Acquired Membership Interests	Recitals
Adjustment Notice	Section 2.4(b)
Affiliate	Section 1.2(b)
Affiliate Contract	Section 1.2(ccc)(xv)
Affiliate Transactions	Section 5.10
Agreed Rate	Section 1.2(c)
Agreement	Preamble
Allocated Value	Section 2.2(a)
Allocation Objection Notice	Section 2.2(b)(ii)
Antitrust Laws	Section 1.2(d)
Asset Taxes	Section 1.2(e)
Assignment of Interests	Section 8.2(a)
Benefit Plan	Section 1.2(f)
BOEM	Section 1.2(g)
BSEE	Section 1.2(h)
Burdens	Section 1.2(i)
Business Day	Section 1.2(j)
Cash Purchase Price	Section 2.1(a)
Casualty Loss	Section 5.13
Claim	Section 11.3(b)
Claim Notice	Section 11.3(b)
Closing	Section 8.1
Closing Cash Payment	Section 2.4(a)
Closing Date	Section 8.1
Closing Settlement Statement	Section 2.4(a)
Code	Section 1.2(k)
Company or Companies	Section 1.2(l)
Company Assets	Section 1.2(m)
Company Business or Company Businesses	Section 1.2(n)
Company Contract	Section 1.2(o)
Company Derivatives	Section 1.2(p)
Company Leases	Section 1.2(m)(i)
Company Operating Expenses	Section 1.2(q)
Company Personal Property	Section 1.2(m)(vii)
Company Properties	Section 1.2(m)(iii)
Company Records	Section 1.2(r)
Company Rights-of-Way	Section 1.2(m)(vi)
Company Units	Section 1.2(m)(iii)
Company Wells	Section 1.2(m)(ii)
Confidentiality Agreement	Section 1.2(s)
Consent	Section 3.11(b)
Consolidated Group	Section 1.2(t)
Controlled Group Liabilities	Section 1.2(u)
Cure Period	Section 1.2(w)
Customary Post-Closing Consents	Section 1.2(x)
Cut-Off Date	Section 1.4(c)
Damages	Section 11.2(d)
Decommission or Decommissioning	Section 1.2(y)

A-I-v

Defect Arbitrator	Exhibit D
Defect Escrow Account	Section 1.2(z)
Defensible Title	Section 1.2(aa)
Deposit	Section 2.1(c)
Derivatives	Section 5.7
Determination Date	Section 2.4(b)(ii)
Dispute Auditor	Section 2.4(b)(ii)
Disputed Amount	Section 6.7
Disputed Environmental Matter	Section 6.7
Disputed Matter	Section 6.7
Disputed Title Matter	Section 6.7
DOJ	Section 5.5
Effective Time	Section 1.2(bb)
Environmental Arbitrator	Exhibit D
Environmental Defect	Section 1.2(cc)
Environmental Defect Amount	Section 1.2(dd)
Environmental Defect Deadline	Section 6.6(a)
Environmental Defect Property	Section 6.6(b)
Environmental Deductible	Section 6.6(d)
Environmental Dispute Election	Section 6.6(c)
Environmental Laws	Section 1.2(ee)
Environmental Liabilities	Section 1.2(ff)
Environmental Notice	Section 1.2(gg)
Environmental Threshold	Section 6.5(c)
ERISA	Section 1.2(hh)
ERISA Affiliate	Section 1.2(ii)
Escrow Account	Section 1.2(jj)
Escrow Agent	Section 1.2(kk)
Escrow Agreement	Section 1.2(ll)
Exchange Act	Section 4.5
Excluded Assets	Section 1.2(mm)
Excluded Assets Assignment	Section 1.2(nn)
Excluded Company Records	Section 1.2(r)(v)
Execution Date	Preamble
Financial Statements	Section 1.2(oo)
Final Allocation	Section 2.2(b)(iv)
Financing	Section 4.7
FTC	Section 5.5
Fundamental Representations	Section 11.4(a)
Governmental Authority	Section 1.2(pp)
Hard Consent	Section 5.11(b)(i)
Hazardous Materials	Section 1.2(qq)
HSR Act	Section 1.2(rr)
Hydrocarbons	Section 1.2(ss)
Imbalance	Section 1.2(tt)
INC	Section 1.2(uu)
Included Title Defect Properties	Section 6.4(b)(ii)
Income Taxes	Section 1.2(vv)
Indemnified Liabilities	Section 11.2(b)(iii)
Indemnified Person	Section 11.3(a)
Indemnifying Person	Section 11.3(a)
Information Statement	Section 5.16

A-I-vi

Intellectual Property	Section 1.2(ww)
Intended Tax Treatment	Section 2.2(b)(i)
Interim Breach	Section 11.2(b)(ii)
Interim Breach Provision	Section 11.2(b)(ii)
Laws	Section 1.2(xx)
Lease Annex	Section 1.2(yy)
Liens	Section 1.2(zz)
Loan	Section 1.2(aaa)
Lowest Cost Response	Section 1.2(bbb)
Material Adverse Effect	Section 3.31(e)
Material Contract	Section 1.2(ccc)
Net Revenue Interest	Section 1.2(ddd)
NORM	Section 3.8
Organizational Documents	Section 1.2(eee)
Other PSA	Section 1.2(fff)
Outside Date	Section 10.1(c)
Party or Parties	Preamble
Permits	Section 1.2(ggg)
Permitted Encumbrance	Section 1.2(hhh)
Permitted Interest Encumbrance	Section 1.2(iii)
Person	Section 1.2(jjj)
Phase I Activities	Section 1.2(kkk)
Post-Closing Statement	Section 2.4(b)
Pre-Effective Date Period	Section 1.2(lll)
Preferential Purchase Right	Section 3.11(a)
Proceedings	Section 3.6
Proposed Allocation	Section 2.2(b)(ii)
Purchase Price	Section 2.1(a)
Purchaser	Preamble
Purchaser Indemnified Parties	Section 11.2(b)
Purchaser Parent	Preamble
Purchaser Parent SEC Reports	Section 4.13
Purchaser Parent Shares	Section 2.1(a)
Purchaser Tax Returns	Section 9.2(b)
Purchaser’s Phase I Environmental Review	Section 6.2(a)
Purchaser’s Representatives	Section 6.1(a)
R&W Conditional Binder	Section 5.18(a)
R&W Policy	Section 5.18(a)
Registration Rights Agreement	Section 8.2(g)
Release	Section 1.2(mmm)
Released Parties	Section 5.12
Releasing Parties	Section 5.12
Remediate, Remediation or Remedial	Section 1.2(nnn)
Required Purchaser Filings	Section 5.15(a)
Retained Employee-Related Liabilities	Section 1.2(ooo)
Ridgewood	Section 5.1
Ridgewood MSA	Section 1.2(ppp)
Riverstone	Section 1.2(b)
Riverstone Portfolio Company or Riverstone Portfolio Companies	Section 1.2(b)
Scheduled Closing Date	Section 8.1
Securities Act	Section 3.1(e)
Seismic Data	Section 1.2(qqq)

A-I-vii

Seller	Preamble
Seller Indemnified Parties	Section 11.2(a)
Seller Tax	Section 1.2(rrr)
Seller Tax Returns	Section 9.2(a)
Seller’s Knowledge	Section 1.2(sss)
Sinking Funds	Section 1.2(mm)(xiii)
Specified Matters	Section 3.33
Straddle Period	Section 1.2(ttt)
Subsidiary or Subsidiaries	Section 3.3(a)
Subsidiary Interests	Section 3.3(d)
Suspended Funds	Section 1.2(uuu)
Tax	Section 1.2(vvv)
Tax Effective Date	Section 1.2(www)
Tax Proceeding	Section 9.4
Tax Return	Section 1.2(xxx)
Third-Party Loans	Section 1.2(yyy)
Title Arbitrator	Exhibit D
Title Benefit	Section 1.2(zzz)
Title Benefit Amount	Section 6.5(b)
Title Deductible	Section 6.5(c)
Title Defect	Section 1.2(aaaa)
Title Defect Amount	Section 6.5(a)
Title Defect Deadline	Section 6.4(a)
Title Defect Property	Section 6.4(b)
Title Dispute Election	Section 6.4(b)
Title Notice	Section 1.2(bbbb)
Title Threshold	Section 6.5(c)
Transaction Costs	Section 1.2(cccc)
Transaction Documents	Section 5.2
Transfer Taxes	Section 9.5
Treasury Regulations	Section 1.2(dddd)
Unadjusted Purchase Price	Section 2.1(a)
Well Annex	Section 1.2(eeee)
Willful Breach	Section 1.2(ffff)
Working Interest	Section 1.2(gggg)

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PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), is dated as of December 10, 2019 (the “Execution Date”), by and among ILX Holdings, LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and solely with respect to its obligations related to the Purchaser Parent Shares (as defined herein), Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

Seller owns all of the issued and outstanding membership interests (collectively, the “Acquired Membership Interests”) in each of the Companies (as defined hereinafter); and

Seller desires to sell, and Purchaser desires to purchase, all of the Acquired Membership Interests on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

Section 1.1 Purchase and Sale. On the terms and conditions contained in this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase, accept and pay for, the Acquired Membership Interests.

Section 1.2 Certain Definitions. Capitalized terms set forth in this Agreement have the meanings set forth in this Section 1.2 or in the Sections referenced in the “Index of Defined Terms” at the front of this Agreement. As used herein:

(a) “Accounting Principles” means generally accepted accounting principles in the United States, consistently applied.

(b) “Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context (including, with its correlative meaning, “controlled by” and “under common control with”) meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. The Parties acknowledge that (i) Seller’s ultimate controlling Person, Riverstone Holdings LLC (and any investment fund managed by Riverstone Holdings LLC) (collectively, “Riverstone”), is engaged in the business of investing in multiple companies that explore for, produce, gather, transport, treat or process Hydrocarbons (each such company, excluding Seller and any direct or indirect subsidiaries of Seller, a “Riverstone Portfolio Company”, and collectively, the “Riverstone Portfolio Companies”), (ii) Riverstone may have a majority or controlling interest in some or all of such Riverstone Portfolio Companies, and (iii) the Parties, on their behalf and on behalf of their successors and assigns, agree that for purposes of this Agreement, neither (A) any Riverstone Portfolio Companies (other than ILX Holdings II, LLC, ILX Holdings III LLC, and each of their subsidiaries) nor (B) Ridgewood or its Affiliates, in either case, shall be deemed an “Affiliate” of Seller. Notwithstanding the foregoing, (i) “Affiliates”, when used with respect to Purchaser or Purchaser Parent, shall only include Purchaser Parent and its subsidiaries, and (ii) prior to Closing, the Companies shall be deemed Affiliates of Seller and from and after the Closing, the Companies shall be deemed Affiliates of Purchaser.

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(c) “Agreed Rate” means the lesser of (i) two and one-half percentage points (2.5%) per annum and (ii) the maximum rate allowed by applicable Laws.

(d) “Antitrust Laws” means, collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

(e) “Asset Taxes” means ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the acquisition, operation or ownership of the Company Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

(f) “Benefit Plan” means (i) any “employee benefit plan” as defined in Sections 3(3) of ERISA (whether or not subject to ERISA) and (ii) any other compensation or benefit plan, agreement, understanding, policy, contract or arrangement, including a deferred compensation plan (together with any trust established thereunder and in support thereof and the assets of such trust) or arrangement, incentive plan, bonus plan or agreement, equity option plan, equity appreciation rights plan, restricted equity plan, equity purchase plan, equity award plan, equity-based compensation arrangement, phantom equity plan, change of control or golden parachute agreement, severance plan or policy, executive compensation or supplemental income arrangement, dependent care plan, cafeteria plan, employee assistance program, scholarship program, consulting contract, employment contract, collective bargaining agreement, retention agreement, non-competition agreement, consulting agreement, personnel policy, vacation policy, and other similar plan, agreement, understanding, policy, contract or arrangement.

(g) “BOEM” means the U.S. Bureau of Ocean Energy Management or any successor agency thereto.

(h) “BSEE” means the U.S. Bureau of Safety and Environmental Enforcement or any successor agency thereto.

(i) “Burdens” means any and all royalties, overriding royalties, production payments, non-participating royalties, payments out of production, reversionary interests, convertible interests, net profits interests and all other similar interests burdening a Company Lease, Company Unit or Company Well.

(j) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas, United States of America.

(k) “Code” means the United States Internal Revenue Code of 1986, as amended.

(l) “Company” means each of those entities set forth on Exhibit B attached hereto, and all of them, collectively, the “Companies.”

(m) “Company Assets” means, with respect to each Company, all of such Company’s assets and properties, including the following properties, rights, and other assets held by such Company:

(i) the oil and gas leases, oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, production payments, mineral fee interests, carried interests, options and other rights to Hydrocarbons in place (in each case) that are described on the Lease Annex (collectively, the “Company Leases”), together with (A) any and all other rights, titles and interests of such Company in and to the lands covered or burdened thereby, and (B) all other interests of such Company of any kind or character in and to the Company Leases;

(ii) all wells located on any of the Company Leases or on any other lease or lands with which any Company Lease has been unitized or pooled and all wells in which any

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Company otherwise owns an interest (such wells collectively, including those set forth on the Well Annex and any equipment constituting a part of any such well, the “Company Wells”);

(iii) all rights and interests of such Company in, under or derived from all unitization, pooling or communitization orders, declarations and agreements in effect with respect to any of the Company Leases or Company Wells and the units created thereby (the “Company Units”, and together with the Company Leases and the Company Wells, the “Company Properties”);

(iv) all Hydrocarbons attributable to the Company Properties, to the extent such Hydrocarbons were produced from and after the Effective Time and all Hydrocarbons for which Seller receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a);

(v) those Company Contracts described on Annex 1, Part C;

(vi) all servitudes, easements, rights-of-way, fee surface rights, surface leases, surface use agreements and other surface rights agreements owned or held by such Company (the “Company Rights-of-Way”), including those used or held for use in connection with the ownership or operation of any of the other Company Assets, and further including those set forth on Annex 1, Part D-1;

(vii) all platforms, equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, owned or held by such Company (the “Company Personal Property”), including those located on or appurtenant to any of the other Company Assets, or used or held for use in connection with the ownership or operation of the other Company Assets, and further including tanks, boilers, tubing, pumps, motors, flowlines, separators, fixtures, machinery, compression equipment, structures, radio and telephone equipment, SCADA and measurement technology (and smartphones, tablets and other mobility devices used in connection therewith), well communication devices and other materials and personal property used in connection with the ownership or operation of the other Company Assets, and including those set forth on Annex 1, Part D-2;

(viii) all Permits owned or held by such Company, including those used in connection with the ownership or operation of the other Company Assets, to the extent transferable as contemplated hereby;

(ix) to the extent that they may be transferred as contemplated hereunder, all rights, claims, and causes of action (including warranty and similar claims, indemnity claims, and defenses) of such Company whether arising before, on, or after the Effective Time;

(x) all Imbalances relating to the Company Properties; and

(xi) all Company Records.

For the avoidance of doubt, the “Company Assets”, when not referenced specifically with respect to such assets and properties of a particular Company, shall mean all assets and properties of the Companies, collectively.

(n) “Company Business” means, with respect to each Company, the oil and gas exploration and production business and related activities conducted as of the Execution Date (consistent with past practices) by such Company in the U.S. Gulf of Mexico, and collectively with respect to all Companies, the “Company Businesses.”

(o) “Company Contract” means any contract, agreement or instrument to which any Company is a party or is bound or the Company Assets are bound; provided that the defined term “Company Contract” shall not include any Company Leases, easements, rights-of-way or Permits and other instruments to the extent constituting any applicable Company’s chain of title to the Company Leases, easements or rights-of-way (other than the acquisition purchase and sale agreements pursuant

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to which the Company Assets were acquired, and similar acquisition documents, unless such acquisition purchase and sale agreements and similar acquisition documents are substantially performed and no Company has any material continuing obligations or undertakings thereunder, such as non-disclosure or non-compete obligations).

(p) “Company Derivatives” means, collectively, any and all Derivatives entered into by Seller or its Affiliates on behalf of any of the Companies or by any of the Companies or otherwise binding on any Company or any Company Asset.

(q) “Company Operating Expenses” means all operating expenses (including costs of insurance attributable to the Company Assets but excluding all costs and expenses of bonds, letters of credit or other surety instruments) and all capital expenditures incurred in the ownership and operation of the Company Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement or pooling order, if any, and overhead costs charged to Seller or its Affiliates (to the extent attributable to the Company Assets), any Company or the Company Assets by any third party under the relevant operating or unit agreement or pooling order or similar arrangement, if any, but excluding Damages attributable to (i) personal injury or death, property damage or violation of any Law, (ii) Decommissioning obligations, (iii) environmental matters, including obligations to remediate any contamination of water or Company Personal Property under applicable Environmental Laws (other than any such obligations charged to the Companies or the Company Assets by applicable third party operators), (iv) obligations with respect to Imbalances, (v) failure to accurately pay Working Interests, royalties, overriding royalties or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Company Assets, including those held in suspense, (vi) (A) any Damages for which Seller has agreed to indemnify, defend or hold harmless any of the Purchaser Indemnified Parties under Section 11.2(b)(i) or Section 11.2(b)(iii) or (B) any Specified Matters, (vii) Taxes, (viii) all internal overhead and/or general and administrative costs incurred by Seller or its Affiliates, (ix) all overhead costs charged to any Company or the Company Assets under the Ridgewood MSA, (x) curative actions by Seller, any Company or their Affiliates with respect to any Title Defect or any actual or alleged breach of any representation or warranty set forth in Article 3, or (xi) claims for indemnification or reimbursement from any third party with respect to Damages of the types described in the preceding clauses (i) through (x), whether such claims are made pursuant to contract or otherwise.

(r) “Company Records” means all original (or electronic or paper copies where originals do not exist) data, information, software, books, plats, files, studies, memoranda, reservoir models, supplier lists, customer lists, and records of the Companies, including all production records, operating records, correspondence, lease records, land files, well logs and other well-related records, and division order records, prospect files, title records (including abstracts of title, ownership reports, title opinions and memoranda, and title curative documents), contract files, engineering, maintenance and/or production files, regulatory filings, environmental and worker safety records, accounting records, Tax records, and maps, electric logs, core data, pressure data and decline curves; excluding, however:

(i) all legal records and legal files of Seller and the Companies and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Seller’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(ii) Seller’s Income Tax Returns, Consolidated Group Tax Returns, and other Tax Returns or other income Tax information of Seller not related to the Company Assets;

(iii) all financial and legal records of Seller or its Affiliates (other than the Companies) and all of Seller’s and its Affiliates’ (other than the Companies’) corporate minute books and other business records (to the extent not pertaining primarily to the Companies);

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(iv) all emails and other correspondence by Seller’s, its Affiliates’ and Riverstone personnel with respect to Seller, the Companies, the Company Assets and the Company Business in any way; and

(v) all documents, data and records prepared or received by Seller, any Company or any of their Affiliates relating to the sale of the Acquired Membership Interests, the Companies and the Company Businesses, including (a) lists of prospective purchasers for such transactions compiled by Seller or its Affiliates, (b) bids received from and records of negotiations with third Persons constituting prospective purchasers, (c) analyses by Seller or its Affiliates of any bids submitted by any prospective purchaser, (d) correspondence between or among Seller, its representatives, and any prospective purchaser but excluding communications between Seller or any Company (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (e) correspondence between Seller or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by this Agreement (the records referred to in clauses (i), (ii), (iii), (iv) and (v) above, the “Excluded Company Records”).

(s) “Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of January 19, 2018, as amended by that certain Amendment to Confidentiality Agreement, dated as of October 14, 2019, as further amended by that certain Second Amendment to Confidentiality Agreement, dated as of November 12, 2019, by and between Riverstone Investment Group LLC and Talos Energy LLC, as the same may be further amended, supplemented, and/or restated, from time to time.

(t) “Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state or local Law.

(u) “Controlled Group Liabilities” means any and all liabilities of Seller or any of its ERISA Affiliates (i) under Title IV of ERISA, (ii) under Section 206(g), 302 or 303 of ERISA, (iii) under Section 412, 430, 431, 436 or 4971 of the Code, (iv) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of any foreign Laws.

(v) [Intentionally Omitted];

(w) “Cure Period” means the period from and after the Title Defect Deadline until Closing Date.

(x) “Customary Post-Closing Consents” means consents, approvals and/or authorizations from Governmental Authorities that customarily are obtained following the closing of transactions substantially similar to the transactions contemplated by this Agreement.

(y) “Decommission” and “Decommissioning” means all dismantling and decommissioning activities and obligations with respect to the Company Assets as are required by Law, any Governmental Authority or agreements including all well plugging, replugging and abandonment, facility dismantlement and removal, pipeline and flowline removal, dismantlement and removal of all other property of any kind related to or associated with operations or activities and associated site restoration and site remediation.

(z) “Defect Escrow Account” means the account established pursuant to the Escrow Agreement holding the Disputed Amounts (as the same may be adjusted pursuant to the terms of this Agreement).

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(aa) “Defensible Title” means, subject to any Permitted Encumbrances, such title of the applicable Company, deducible of record (other than interests not filed of record that were obtained as a result of non-consent elections) that, as of the Effective Time and immediately prior to Closing:

(i) entitles the applicable Company to receive a Net Revenue Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex not less than the Net Revenue Interest set forth on the Lease Annex or Well Annex, as applicable, for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the applicable Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement;

(ii) obligates the applicable Company to bear a Working Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex no greater than the Working Interest set forth on the Lease Annex or Well Annex for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, (unless such increase in the Working Interest is accompanied by at least a proportionate increase in the Net Revenue Interest for such Company Lease, Company Unit or Company Well), except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the applicable Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement; and

(iii) is free and clear of all Liens.

(bb) “Effective Time” means 12:00 a.m., Central Time, on July 1, 2019.

(cc) “Environmental Defect” means any event, condition, or circumstance, including any Release into the environment of Hazardous Materials, relating to any of the Company Assets that (i) constitutes a violation of or non-compliance with any Environmental Law or (ii) would reasonably be expected to require Remediation presently under Environmental Laws; provided, however, that any claims or Proceedings related to climate change or coastal erosion shall not constitute an “Environmental Defect” unless the applicable Company is a named party thereto.

(dd) “Environmental Defect Amount” means, with respect to each Environmental Defect, the estimated Lowest Cost Response net to the applicable Companies’ interest of Remediation for such Environmental Defect for the affected Company Asset (or Company Assets if multiple Company Assets are affected by the same Environmental Defect).

(ee) “Environmental Laws” means all Laws as of the Execution Date of any Governmental Authority having jurisdiction over the Company Assets or the property in question and addressing (i) pollution, (ii) protection of the environment, human health and safety (to the extent such human health and safety relates to exposure of Hazardous Materials) or natural resources, or (iii) the generation, use, storage, recycling, treatment, processing, transportation, Release or threatened Release of, or exposure to, Hazardous Materials. Without limiting the foregoing, Environmental Laws includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et

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seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Authorization Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, in each case as amended to the Execution Date, and all regulations implementing the foregoing.

(ff) “Environmental Liabilities” means any Damages pursuant to any (i) order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment or similar ruling or act (including settlements) by any Governmental Authority to the extent arising out of any violation of, or Remedial obligation under, any Environmental Law or (ii) claim or cause of action by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources, Remediation or payment or reimbursement of Remediation costs, or similar costs or expenses to the extent arising out of a Release of any Hazardous Material, or any violation of, or any Remediation obligation under, any Environmental Laws.

(gg) “Environmental Notice” means a written notice with respect to any Environmental Defect that includes (i) a reasonable description and explanation of the matter constituting the alleged Environmental Defect and the Company Assets believed by Purchaser to be affected thereby, including a reference to the Environmental Law applicable to such matter, (ii) Purchaser’s estimate of the Environmental Defect Amount with respect to such Environmental Defect, and (iii) such supporting reports and data in Purchaser’s and its Affiliates’ possession which are used by Purchaser to identify the existence of any such Environmental Defect (which shall be governed by the terms of the Confidentiality Agreement).

(hh) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(ii) “ERISA Affiliate” means, with respect to any Person, any entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code that includes such Person.

(jj) “Escrow Account” means the account established pursuant to the Escrow Agreement for purposes of holding the Deposit.

(kk) “Escrow Agent” means Citibank, N.A.

(ll) “Escrow Agreement” means an Escrow Agreement, substantially in the form of Exhibit C attached hereto, among Seller, Purchaser and the Escrow Agent, executed prior to or contemporaneously with this Agreement.

(mm) “Excluded Assets” means:

(i) the Excluded Company Records;

(ii) subject to Section 1.4, all trade credits, all accounts, all receivables of the Companies and all other proceeds, income or revenues of the Companies attributable to the Company Assets and attributable to any period of time prior to the Effective Time;

(iii) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i), the Companies’ right with respect to all claims and causes of action of the Companies arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(iv) subject to Section 5.13, all rights and interests of the Companies (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

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(v) subject to Section 1.4, the Companies’ rights with respect to all Hydrocarbons produced and sold from the Company Assets with respect to all periods prior to the Effective Time (except for all Hydrocarbons for which Seller receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a));

(vi) all of the Companies’ personal computers and associated peripherals;

(vii) all of the Companies’ computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(viii) to the extent transferable, all Seismic Data of the Companies;

(ix) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(x) Seller’s or its Affiliates’ (including the Companies’) Loan instruments or any other indebtedness for borrowed money;

(xi) any assets that are excluded from the transactions contemplated hereunder pursuant to the terms of this Agreement;

(xii) to the extent transferable, all surety agreements and similar agreements, bonds, letters of credit, guarantees and other items of credit support, including those listed on Schedule 3.30(a) and Schedule 3.30(b), and to the extent not transferable, the right to receive all proceeds associated with the foregoing;

(xiii) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument (collectively, the “Sinking Funds”) established or maintained, whether held by any Company or any other Person on behalf of such Company, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of any Company, including those listed on Schedule A;

(xiv) all revenues and other amounts to which Seller is entitled pursuant to Section 1.4;

(xv) the Ridgewood MSA; and

(xvi) any assets described on Annex 1, Part E.

(nn) “Excluded Assets Assignment” means an assignment and bill of sale, substantially in the form of Exhibit G attached hereto.

(oo) “Financial Statements” means (i) the audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31 in each of the years 2017 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for the years 2017 and 2018 and (ii) the unaudited consolidated financial statements of Seller consisting of a balance sheet as of June 30, 2019 and the related consolidated statements of operations, changes in members’ equity and cash flows for the six-month period then-ended.

(pp) “Governmental Authority” means any federal, state, local or foreign government or other political subdivision or quasi-governmental entity, and all departments, courts, tribunals, commissions, boards, arbitral bodies, bureaus, bodies, ministries, agencies or other instrumentalities of any of them.

(qq) “Hazardous Materials” means any waste, chemical, material or other substance regulated, defined or listed as a hazardous substance, solid waste (including any oil and gas exploration and production wastes, components, fractions or derivatives thereof), hazardous waste, toxic substance, hazardous material, contaminant, pollutant or words of similar meaning or import under any applicable Environmental Law.

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(rr) “HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

(ss) “Hydrocarbons” means oil, gas, condensate or any other gaseous and liquid hydrocarbons or any combination or constituents thereof, including sulphur and other constituents extracted therefrom.

(tt) “Imbalance” means over-production or under-production or over-deliveries or under-deliveries, as applicable, on account of (i) any outstanding imbalance at the wellhead between the amount of Hydrocarbons produced from a Company Well and allocable to the interests of the applicable Company therein and the shares of production from the relevant Company Well that are actually taken by or delivered to or for the account of the applicable Company and (ii) any outstanding marketing imbalance between the amount of Hydrocarbons required to be delivered by or to a Company under any Company Contract relating to the purchase and sale, gathering, transportation, storage, treating, processing, or marketing of Hydrocarbons and the Hydrocarbons actually delivered by or to or for the account of such Company pursuant to any such Company Contract, in each case, excluding any imbalances attributable to royalties payable in kind to the U.S. Office of Natural Resources Revenue; provided that “Imbalance” does not include any Excluded Assets.

(uu) “INC” means an incident of non-compliance issued by BOEM or BSEE with respect to any of the Company Assets.

(vv) “Income Taxes” means any income, capital gains, franchise and similar Taxes.

(ww) “Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable); (ii) trademarks, service marks, trade dress, trade names, corporate names and domain names and other similar indicia of origin, and all goodwill associated therewith, and registrations of and applications to register the foregoing; (iii) copyrights and all registrations of and applications to register the foregoing; (iv) trade secrets, confidential information and confidential know-how (including confidential information regarding manufacturing and production processes, models, simulations, ideas, research and development, formulas, compositions, technical and engineering data/reports, process and operating manuals, drawings, designs, specifications, customer and supply data, pricing and cost information, and business and marketing plans and proposals); and (v) all other intellectual property rights.

(xx) “Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions, decrees, requirements, judgments, settlements and codes of Governmental Authorities, including obligations arising under the common law and Permits.

(yy) “Lease Annex” means Annex 1, Part A.

(zz) “Liens” means any lien, pledge, claim, charge, security interest, defect or other similar encumbrance or rights of any other Person with respect to the applicable property.

(aaa) “Loan” means any indebtedness for borrowed money or guarantee of any such indebtedness.

(bbb) “Lowest Cost Response” means the response authorized under Environmental Laws that addresses an environmental condition which requires Remediation (including such Remediation required by any Governmental Authority) at the lowest cost (discounted to present value, using a seven percent (7%) discount rate) (taking into consideration any direct expenses, liabilities or Damages that are reasonably expected to arise as a result of such response) as compared to any other response that is authorized under Environmental Laws and that allows for the continued safe and prudent operation of the affected asset. Taking no action for an environmental condition for which Remediation is required shall constitute the Lowest Cost Response if, after investigation, taking no action is determined to be allowed under Environmental Laws (unless Remediation is required by any Governmental Authority).

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If taking no action for an environmental condition for which Remediation is required is not allowed under Environmental Laws, the least costly active remedy, such as (x) a risk-based closure that may or may not require institutional controls such as deed restrictions limiting the use of the property to its present or similar uses or prohibiting the installation of shallow groundwater wells, or (y) the installation of engineering controls or physical barriers to contain, stabilize, prevent migration of, or exposure to, Hazardous Materials, including caps, dikes, encapsulation, leachate collection systems, and similar barriers or controls, shall be the Lowest Cost Response; provided that the Lowest Cost Response shall always include Remediation required by any Governmental Authority.

(ccc) “Material Contract” means any Company Contract which (x) can reasonably be expected to generate gross revenue per year in excess of Five Hundred Thousand and No/100 Dollars ($500,000) on an eight-eighths (8/8ths) basis, or to require expenditures per year in excess of Five Hundred Thousand and No/100 Dollars ($500,000) on an eight-eighths (8/8ths) basis, or (y) is of one or more of the following types:

(i) contracts for the purchase, sale or exchange of Hydrocarbons (unless such contract is terminable by the applicable Company without penalty on sixty (60) days’ notice or less);

(ii) contracts for the gathering, treating, processing, handling, refining, storing, transporting, marketing, disposal or injection of Hydrocarbons and contracts containing an acreage dedication, take-or-pay or volume commitment and all similar contracts (unless such contract is terminable by the applicable Company without penalty on sixty (60) days’ notice or less);

(iii) to the extent the same will not be released or terminated at or prior to Closing, any indenture, mortgage, loan, note, credit, sale-leaseback or similar contract, including all Third-Party Loans, (in each case) evidencing a Loan binding on any of the Acquired Membership Interests, any Company or the Company Assets or granting any Liens upon any Acquired Membership Interest or any Company Asset and all related security agreements or similar agreements associated therewith;

(iv) contracts containing all production payments or net profits interests provisions burdening the applicable Company’s interest in any of the Company Assets;

(v) contracts for the use of drilling rigs;

(vi) merger agreements, purchase agreements, farmin and farmout agreements, development agreements, exploration agreements, participation agreements, participation area agreements, exchange agreements, pre-pooling letter agreements and similar agreements providing for the earning or acquisition of an equity interest, beneficial interest or leasehold interest;

(vii) operating agreements, joint lease operating agreements, unit agreements, unit operating agreements and communitization agreements;

(viii) seismic and other data licenses and contracts;

(ix) partnership agreements, joint venture agreements and similar agreements;

(x) any Company Contract pursuant to which any Company will acquire any interest in any other Person;

(xi) any contract requiring any Company to provide any guaranty, letter of credit, cash, treasury securities, comfort letter, surety bond, or other credit support to Seller or its Affiliates;

(xii) (A) any contract creating a capital lease obligation for or on a Company, (B) any Company Contract for the sale of accounts receivable, and (C) any contract the

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principal purpose of which is for a Company to provide indemnification to any other Person with respect to any Company Assets;

(xiii) any Company Contract relating to Derivatives;

(xiv) any contract that constitutes a lease (other than the Company Leases) under which each applicable Company is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by such Company without penalty upon sixty (60) days’ or less notice and (B) involves an annual base rental of more than One Hundred Fifty Thousand Dollars ($150,000);

(xv) (A) any contract between Seller or an Affiliate thereof (other than a Company(ies)), on the one hand, and any Company, on the other hand, and (B) any contract listed on Schedule 5.10 (each as described in (A) or (B), an “Affiliate Contract”);

(xvi) any Company Contract or contract for consulting, management, operations or other independent contractor services (excluding ordinary hourly services for accounting or legal matters);

(xvii) any Company Contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services to a Company;

(xviii) any contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services with respect to any Company Assets;

(xix) any Company Contracts with any labor union or association or other Person representing, purporting to represent or seeking to represent any employee of a Company or other individual who provides services to a Company;

(xx) any Company Contracts (other than confirmations of transactions pursuant to master agreements) with any Governmental Authority; and

(xxi) any contract that contains an area of mutual interest, non-compete, non-solicit, drag along rights, tag along rights, rights of first refusal, rights of first offer or other right to purchase, participation rights, or similar provisions pursuant to which any third party may be entitled to acquire an interest in any Company Assets or Acquired Membership Interests, which would restrict Purchaser’s or any Company’s actions with respect to the Company Assets after Closing or which limits or otherwise restricts any Company or Purchaser (after Closing) from engaging or competing in any line of business, in any geographic location or with any Person.

(ddd) “Net Revenue Interest” means the interest (expressed as a percentage or decimal) in and to all the Hydrocarbons produced and saved or sold from or allocated to the relevant Company Lease, Company Unit or Company Well after giving effect to all Burdens.

(eee) “Organizational Documents” means (i) the articles or certificate of incorporation and bylaws of a corporation; (ii) the certificate of formation and limited liability company agreement of a limited liability company; (iii) the limited partnership agreement and a certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any Person; and (v) any amendment to any of the foregoing.

(fff) “Other PSA” means each of (i) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings II, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), (ii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings III LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), and (iii) the Purchase and Sale Agreement dated as of the Execution Date by and

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among Castex Energy 2014, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time).

(ggg) “Permits” means any and all governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor issued by, or if only submission is required, submitted to and accepted by, any Governmental Authority.

(hhh) “Permitted Encumbrance” means:

(i) all Burdens upon, measured by, or payable out of production, or otherwise affecting the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well, if the net cumulative effect of such Burdens does not operate to (A) reduce the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex, or (B) increase the applicable Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable);

(ii) all easements, rights-of-way, covenants, restrictions, servitudes, permits, surface leases, surface use agreements, sub-surface leases, grazing rights, logging rights, mining rights and other similar rights (including rights in respect of surface and subsurface operations not involving the extraction of Hydrocarbons) with respect to the Company Leases, and canals, ditches, reservoirs, pipelines, utility lines, power lines, railways, streets, roads, alleys, highways and other structures on, over, through or under the Company Leases, in each case that do not materially detract from the value of or materially interfere with the ownership, operation or use of the assets subject thereto or affected thereby (as currently owned, used or operated);

(iii) the terms and conditions of (X) the Company Leases and Company Contracts, provided that the net cumulative effect of such matters does not operate to (A) reduce the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex, or (B) increase the applicable Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable) and (Y) this Agreement and any other agreement or document contemplated to be executed pursuant to this Agreement;

(iv) conventional rights of reassignment, upon the surrender or expiration of any Company Lease which have not been triggered as of the date hereof;

(v) all Liens for Taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and, in each case, for which appropriate reserves have been made in the books and records of the Companies;

(vi) all applicable Laws and rights reserved to or vested in any Governmental Authority pursuant to applicable Law (A) to control or regulate any Company Asset in any manner, (B) by the terms of any right, power, grant or permit, or by provision of Law, to

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terminate such right, power, grant or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any Company Asset, (C) to use any Company Asset in any manner or (D) to enforce any obligations or duties owed to any Governmental Authority with respect to any Permit;

(vii) Liens released or discharged by Seller prior to or at the Closing, including those set forth on Schedule 1.2;

(viii) any undetermined and inchoate liens and any vendors’, carriers’, warehousemen’s, repairmen’s, mechanic’s, workmen’s, materialmen’s, construction or other like Liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any Company Asset in respect of obligations that are not yet due in the normal course of business or, if due, that are being contested in good faith by appropriate Proceedings by or on behalf of the applicable Company;

(ix) all Preferential Purchase Rights and similar contractual provisions, and all Consents and Customary Post-Closing Consents;

(x) any failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in any Company’s chain of title to such Company Asset;

(xi) all Liens created under Company Leases or Company Contracts or by operation of Law in respect of obligations that are not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and are identified on Schedule 1.2;

(xii) such defects or irregularities in the Working Interests or Net Revenue Interests in the Company Assets resulting from the failure to file any assignment or other transfer instrument in the applicable Company’s chain of title in the records of any adjoining county or parish, so long as the instrument in question is filed with the BOEM;

(xiii) any defects that (a) would not constitute a Title Defect under the definition of that term or (b) would otherwise constitute a Title Defect under this Agreement but which Purchaser has waived or is deemed to have waived in writing;

(xiv) all defects (a) based solely on a recorded document(s) that is not in the applicable Company’s files if the document is filed of record or (b) arising out of lack of corporate or other entity authorization or defects in the execution, delivery, acknowledgment, or approval of any instrument, unless Purchaser provides affirmative evidence that the action was not authorized;

(xv) any defects to the extent based on (a) lack of a division order or an operating agreement covering such Company Asset (including portions of such Company Asset that were formerly within a unit but which have been excluded from the unit as a result of a contraction or replacement of the unit) or (b) failure of any communitization agreement, unit agreement, or similar type of agreement to have been finally approved by any Governmental Authority;

(xvi) all Imbalances, all depth restrictions or limitations applicable to such Company Assets, and any other matters, in each case, expressly set forth in the Lease Annex or the Well Annex;

(xvii) the terms and conditions of, and any Liens created pursuant to, any Third-Party Loan of a Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Companies or the Company Assets as of Closing; and

(xviii) any other matters expressly described on Schedule 1.2.

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(iii) “Permitted Interest Encumbrance” means the following:

(i) Liens created by this Agreement;

(ii) the terms and conditions of, and any Liens created pursuant to, any Third-Party Loan of a Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Acquired Membership Interests as of Closing; and

(iii) any restrictions on sales of securities under applicable securities Laws.

(jjj) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

(kkk) “Phase I Activities” means a desktop review of the records maintained by Governmental Authorities and to the extent Seller or the Companies are able to secure availability without cost or violating any contractual obligation, interviews of personnel, but does not include any sampling, testing or similar invasive activities.

(lll) “Pre-Effective Date Period” means any Tax period ending on or before the Tax Effective Date.

(mmm) “Release” means any releasing, spilling, emitting, leaking, pumping, pouring, emptying, escaping, dumping, depositing, disposing, discharging, dispersing, leaching or migrating of Hazardous Materials into the environment.

(nnn) “Remediate,” “Remediation” or “Remedial” means any action required by or reasonably necessary to comply with any applicable Environmental Law to investigate, clean-up, remedy, cure, remove, remediate, restore, reclaim, abate, monitor, or conduct corrective action, closure or post-closure obligations with respect to any event, condition, circumstance, environmental pollution, contamination or degradation, including any permitting or reporting or necessary facility repair or modification (including the installation and operation of any reasonably required pollution control equipment).

(ooo) “Retained Employee-Related Liabilities” means all liabilities that are attributable to, associated with or related to, or that arise out of or in connection with (i) any Benefit Plan or other employee benefit or compensation plan, program or arrangement sponsored, maintained or contributed to by Seller or any of its ERISA Affiliates or to which Seller or any of its ERISA Affiliates was obligated to contribute to at any time on or prior to the Closing, including all Controlled Group Liabilities, and (ii) the employment or engagement by Seller or any of its Affiliates of any individual, including liabilities arising at any time with respect to any act or omission or other practice arising from or relating to an employment or independent contractor relationship or the termination thereof.

(ppp) “Ridgewood MSA” means that certain Second Amended and Restated Management Services Agreement, dated as of February 10, 2016, by and among Ridgewood, ILX Holdings, LLC, the entities listed on Exhibit A attached thereto, and, for the limited purposes set forth therein, ILX-Ridgewood I, LLC, as the same may have been, and may be further, amended, supplemented, and/or restated, from time to time.

(qqq) “Seismic Data” means all geological or geophysical or other seismic or related technical data, information, records or interpretations relating to the Company Assets.

(rrr) “Seller Tax” means (i) Income Taxes imposed by any applicable Law on Seller, any of its direct or indirect owners or any of its Affiliates (other than the Companies), (ii) Taxes of any Consolidated Group (or any member thereof) of which any Company (or any predecessor of any Company) is or was a member on or prior to the Closing Date by reason of Treasury Regulation Section 1.1502-6(a) or any analogous or similar foreign, state or local Law (other than such a group of

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which only the Companies have been members), (iii) Taxes imposed on any Company or for which any Company may otherwise be liable (A) for any Pre-Effective Date Period and the portion of any Straddle Period ending on and including the Tax Effective Date (determined in accordance with Section 9.3 and taking into account, and without duplication of, any Asset Taxes effectively borne by Seller as a result of the downward adjustments to the Purchase Price or an exclusion to the upward adjustments to the Purchase Price, in each case made pursuant to Section 2.3(e) or Section 2.4, as applicable), (B) in respect of any Excluded Assets, or (C) resulting from the transactions contemplated by this Agreement (for the avoidance of doubt, including but not limited to, the transactions contemplated in Sections 1.3 and 5.6), (iv) Taxes for which Seller is responsible pursuant to Section 9.5, and (v) to the extent not otherwise addressed in clauses (i) through (iv), Taxes of any other Person for which any Company is or has been liable as a transferee or successor, by contract or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Tax Effective Date.

(sss) “Seller’s Knowledge” means with respect to the Companies, the Company Assets and the ownership or operation thereof, the actual knowledge (after due inquiry) of the following Persons: Robert Tichio, Alfredo Marti and Fauzul Lakhani.

(ttt) “Straddle Period” means any Tax period that begins on or before the Tax Effective Date and ends after the Tax Effective Date.

(uuu) “Suspended Funds” means funds which the applicable Company is holding which are owing to third party owners of royalty, overriding royalty, working or other interests in respect of past production of oil, gas or other Hydrocarbons attributable or allocated to the Company Assets of such Company.

(vvv) “Tax” means (i) any tax, assessment, unclaimed property or escheat obligation, fee or other governmental charge imposed by any Governmental Authority, including any foreign, federal, state or local income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, pipeline transportation tax, freehold mineral tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, environmental tax (including taxes under Section 59A of the Code), profits tax, severance tax, personal property tax, real property tax, sales tax, license tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, social security (or similar) tax, unemployment tax, disability tax, alternative or add-on minimum tax, estimated tax or other tax of any kind whatsoever, including any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in this clause (i) or any Tax Return, (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of a Consolidated Group for any period and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of the operation of Law or any express or implied obligation to indemnify any other Person, and whether any item described in clauses (i), (ii) or (iii) is disputed or not.

(www) “Tax Effective Date” means, with respect to Asset Taxes, the day immediately prior to the date on which the Effective Time occurs, and with respect to Taxes other than Asset Taxes, the Closing Date.

(xxx) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

(yyy) “Third-Party Loans” means all Loans owing by any Company to Persons other than Seller or its Affiliates.

(zzz) “Title Benefit” means any right, circumstance or condition that operates to increase the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well

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to an amount above the Net Revenue Interest set forth on the Lease Annex with respect to such Company Lease or Company Unit or the Well Annex with respect to such Company Well, without causing a greater than proportionate increase in such Company’s Working Interest in such Company Lease, Company Unit or Company Well.

(aaaa) “Title Defect” means any Lien, defect or other matter, which causes the applicable Company not to have Defensible Title in and to the applicable Company Property held by such Company; provided, however, that, only in the circumstances where multiple Title Defect Properties are affected by the same condition that gives rise to the Title Defect, and such condition derives from a single instrument in respect of all such Title Defect Properties, each such Title Defect will be addressed as a single condition with respect to the Title Defect Properties affected thereby and such Title Defects will be aggregated on a per condition basis across different Company Leases, Company Units or Company Wells to the extent affected by such condition for purposes of determining whether such Title Defect meets the Title Threshold; provided, further, that the following shall not constitute Title Defects: (i) defects arising from failure to have surface or platform access or any rights-of-way; (ii) defects based on the failure to record Company Leases issued by any Governmental Authority, or any assignments of record title or operating rights in such Company Leases, in the real property, conveyance or other records of the county/parish in which such Company Lease is located or adjacent (provided that such Company Leases or assignments have been appropriately filed of record with the applicable Governmental Authority); (iii) defects arising from prior oil and gas leases relating to the Company Leases that are not surrendered of record, unless Purchaser provides affirmative evidence that any such prior lease is still valid; (iv) defects arising solely out of a lack of survey, overlapping survey, or lack of metes and bounds descriptions, unless required by applicable Law; (v) Permitted Encumbrances; and (vi) defects that affect only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Company Lease or the proper payment thereof.

(bbbb) “Title Notice” means a written notice with respect to any Title Defect or Title Benefit, as applicable, that includes (i) a description and explanation of the Title Defect or Title Benefit, as applicable, and the Company Lease, Company Unit or Company Well affected thereby, (ii) such supporting documents in the possession of the Party claiming the Title Defect or Title Benefit (or references thereto, in the case of documents (A) in the applicable Company’s possession so long as such documents are made available to Purchaser or (B) filed of record) which are used by such Party to identify the existence of any such Title Defect or Title Benefit, as applicable, and (iii) the Allocated Value of the Company Lease, Company Unit or Company Well affected by such Title Defect or Title Benefit, as applicable, and Purchaser’s or Seller’s, as applicable, estimate of, with respect to any Title Defect, the Title Defect Amount, and with respect to any Title Benefit, the Title Benefit Amount, and the computations upon which Purchaser’s or Seller’s, as applicable, belief is based.

(cccc) “Transaction Costs” means all (i) fees, costs and expenses of any brokers, financial advisors, consultants, accountants, attorneys or other professionals incurred by any Company in connection with any efforts to sell the Acquired Membership Interests, including the preparation, marketing, auction, structuring, negotiation or consummation of the transactions contemplated by this Agreement and (ii) fees, costs and expenses incurred by any Company in connection with the dispute, cure or attempted cure of any Title Defect or Environmental Defect with respect to any Company Assets.

(dddd) “Treasury Regulations” means the final or temporary regulations promulgated by the U.S. Department of the Treasury under the Code.

(eeee) “Well Annex” means Annex 1, Part B.

(ffff) “Willful Breach” means, with respect to any Party, such Party willfully and intentionally breaching (by refusing to perform or taking an action prohibited) any covenant applicable

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to such Party, which breach of such covenant is material with respect to the transactions contemplated by this Agreement.

(gggg) “Working Interest” means the percentage of costs and expenses associated with the exploration, drilling, development, operation and abandonment of any Company Well, Company Lease or Company Unit required to be borne with respect thereto.

Section 1.3 Excluded Assets. Seller shall cause the Companies to execute and deliver to Seller or its designee, as assignee, an Excluded Assets Assignment at any time prior to Closing causing such Companies to assign the Excluded Assets to Seller or its designee effective as of immediately prior to the Closing.

Section 1.4 Revenues and Expenses.

(a) Seller shall be entitled to all revenue, production, proceeds of production and other proceeds attributable to the Company Assets, and shall remain responsible for all Company Operating Expenses, in each case, attributable to the period of time prior to the Effective Time. Subject to the occurrence of Closing, Purchaser and the Companies shall be entitled to all revenue, production, proceeds of production and other proceeds attributable to the Company Assets, and shall be responsible for all Company Operating Expenses, in each case, from and after the Effective Time. All Company Operating Expenses that are: (i) incurred prior to the Effective Time with respect to operations conducted or production prior to the Effective Time shall be paid by or allocated to Seller and (ii) incurred after the Effective Time with respect to operations conducted or production from and after the Effective Time shall be paid by or allocated to Purchaser or the applicable Company.

(b) Such amounts that are received or paid during the period from the Effective Time up to Closing shall be accounted for in the Closing Settlement Statement or Post-Closing Statement, as applicable. Such amounts that are received or paid after Closing but prior to the date of the Post-Closing Statement shall be accounted for in the Post-Closing Statement. If, after the Parties’ agreement (or deemed agreement) upon the Post-Closing Statement, and subject to Section 1.4(c), (i) any Party or its Affiliates receives monies belonging to any other Party, including proceeds of production, then such Party shall pay (or cause to be paid) such amount to the proper Party within ten (10) Business Days after the end of the month in which such amounts were received, (ii) any Party or its Affiliates pays monies for Company Operating Expenses which are the obligation of any other Party hereto, then such other Party shall, within ten (10) Business Days after the end of the month in which the applicable invoice and proof of payment of such invoice were received, reimburse the Party or its Affiliates which paid such Company Operating Expenses, (iii) a Party or its Affiliates receives an invoice of an expense or obligation (excluding, for the avoidance of doubt, any expense or obligation related to Asset Taxes, Income Taxes or Transfer Taxes) which is owed by any other Party, such Party receiving the invoice shall promptly forward (or cause to be forwarded) such invoice to the Party obligated to pay the same, and (iv) an invoice or other evidence of an obligation (excluding, for the avoidance of doubt, any obligation related to Asset Taxes, Income Taxes or Transfer Taxes) is received by a Party or its Affiliates, which is partially an obligation of both Seller and Purchaser, then the applicable Parties shall consult with each other, and each shall promptly pay its portion of such obligation to the obligee. After Closing, each Party shall be entitled to participate in all joint interest audits and other audits of Company Operating Expenses for which such Party is entirely or in part responsible under the terms of this Section 1.4(b).

(c) Subject to matters for which a Party has an indemnity obligation pursuant to Article 11 and subject to the remainder of this Section 1.4(c), there shall be no adjustment for, or obligation to pay, any revenues, proceeds, or Company Operating Expenses between the Parties following the twelve (12) month anniversary of the Closing Date (the “Cut-Off Date”). For the avoidance of doubt and subject to Section 11.2(b), the Parties agree that from and after the Cut-Off Date, Purchaser shall be responsible for all Company Operating Expenses and shall be entitled to all proceeds, in each case, related to the Companies or the Company Assets, regardless of when such Company Operating

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Expenses were incurred or paid or when such proceeds of production were earned or received, subject to the following sentence. Notwithstanding anything in this Section 1.4 to the contrary but subject to Section 11.2(b), from and after the Cut-Off Date, Seller shall not be responsible for, or otherwise required to pay, any Company Operating Expenses, and shall not be entitled to any proceeds, in each case, related to the Companies or the Company Assets, regardless of when such Company Operating Expenses were incurred or paid or when such proceeds of production were earned or received, except with respect to any credit or proceeds or similar remuneration associated with the release or termination (in whole or in part) of any bond, letter of credit, surety agreement and similar agreement, guarantees or other item of credit support, in each case, to the extent such bond, letter of credit, surety agreement or similar agreement, guarantee or other item of credit support was held by or attributable to any applicable Company as of immediately prior to Closing, which such credit or proceeds or remuneration shall promptly be forwarded from the applicable Company or Purchaser or its Affiliates to Seller or its designee irrespective of the date of receipt.

ARTICLE 2

PURCHASE PRICE

Section 2.1 Purchase Price.

(a) Purchase Price. The purchase price for the Acquired Membership Interests shall be equal to $286,027,272.73 (the “Unadjusted Purchase Price”), consisting of (i) $173,300,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 4,960,000 shares of common stock of Purchaser Parent (the “Purchaser Parent Shares”). For purposes of clause (a)(i) above only, the Cash Purchase Price shall be adjusted as provided in Section 2.3 (as so adjusted plus the value of the Purchaser Parent Shares in clause (a)(ii) above, the “Purchase Price”). Notwithstanding anything contained in this Agreement to the contrary, any adjustments to the Purchase Price pursuant to this Agreement shall be made to or from the Cash Purchase Price only.

(b) Adjustment of Shares. In the event, between the Execution Date and the Closing Date, Purchaser Parent shall subdivide its issued and outstanding common stock into a greater number of shares (by way of a stock dividend, stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately increased, and, in the event the issued and outstanding common stock of Purchaser Parent shall be combined into a smaller number of shares (by way of reverse stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately decreased; provided that, for purposes of clarity, no adjustment shall be made with regard to the number of Purchaser Parent Shares pursuant to this Section 2.1(b) in connection with (i) Purchaser Parent’s issuance of additional shares of its common stock and receipt of consideration for such shares in a bona fide third party transaction, or (ii) Purchaser Parent’s issuance of employee or director stock options, restricted stock awards, performance share units, grants or similar equity awards or Purchaser Parent’s issuance of its common stock upon exercise or vesting of any such options, grants or awards.

(c) Deposit. Contemporaneously with the execution of this Agreement, Purchaser shall deposit by wire transfer in same day funds with the Escrow Agent in an amount equal to five percent (5%) of the Unadjusted Purchase Price (such amount, including any interest earned thereon, the “Deposit”). The Deposit shall be held by the Escrow Agent pursuant to the terms of this Agreement and the Escrow Agreement. If the Closing occurs, the Deposit shall be applied toward the adjusted Cash Purchase Price at the Closing. Otherwise the Deposit shall be handled in accordance with Section 10.2 and the terms of the Escrow Agreement.

Section 2.2 Allocated Values; Income Tax Treatment of Purchase Price.

(a) Allocated Values. The Parties agree that the Purchase Price shall be allocated among the Company Leases, Company Units and Company Wells as set forth in the Lease Annex (with respect to

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the Company Leases and Company Units) and the Well Annex (with respect to the Company Wells). “Allocated Value” means, with respect to each Company Lease, Company Unit or Company Well, the amount of the Unadjusted Purchase Price allocated to that Company Lease or Company Unit as set forth on the Lease Annex under the column “Allocated Value” or to that Company Well as set forth on the Well Annex under the column “Allocated Value.” Subject to Section 2.2(b), the Parties shall not take any position inconsistent therewith with any tax authority or in notices to Preferential Purchase Right holders.

(b) Income Tax Treatment of Purchase Price.

(i) In reliance upon the representations and warranties of Seller in Section 3.7(o), the Parties intend to treat the transactions contemplated by this Agreement as a purchase of all of the assets of the Companies (and purchase of the Subsidiary Interests) for U.S. federal (and applicable state and local) income tax purposes (the “Intended Tax Treatment”).

(ii) Seller shall prepare and deliver to Purchaser within ninety (90) days after the Determination Date, a draft allocation of the Purchase Price and any other amounts constituting consideration for U.S. federal income Tax purposes (in each case, as adjusted to reflect any subsequent adjustment thereto under this Agreement) among the Company Assets (and Subsidiary Interests) in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder and, to the extent allowed under applicable U.S. federal income tax Law, in a manner consistent with the Allocated Values (the “Proposed Allocation”). The Proposed Allocation shall be deemed to be accepted and agreed by, and shall be conclusive and binding on, the Parties except to the extent Purchaser shall have delivered its objections to such Proposed Allocation to Seller no later than thirty (30) days after Purchaser’s receipt thereof (the “Allocation Objection Notice”).

(iii) If Seller receives an Allocation Objection Notice, then Purchaser and Seller shall cooperate in good faith to reach a mutually agreeable allocation, and if Purchaser and Seller do not reach a mutually agreeable allocation with respect to the Proposed Allocation within thirty (30) days of Seller’s receipt of the Allocation Objection Notice (or such other time period mutually agreed upon by Purchaser and Seller), Purchaser and Seller shall submit the Proposed Allocation updated to include any items upon which Purchaser and Seller agree and a description of any disputed items as to such Proposed Allocation to the Houston, Texas office of KPMG LLP (the “Accounting Arbitrator”). In such case, Purchaser and Seller shall instruct the Accounting Arbitrator to, within thirty (30) days of its engagement by Purchaser and Seller (or such other time period mutually agreed upon by Purchaser and Seller), make a determination as to the submitted disputed items and to provide written notice of its determination to Purchaser and Seller and a revised Proposed Allocation updated to reflect such determinations, which revised Proposed Allocation shall be deemed agreed by, and be conclusive and binding on, the Parties. All fees and expenses charged by the Accounting Arbitrator pursuant to this Section 2.2(b) will be allocated evenly between Purchaser and Seller.

(iv) The allocation mutually agreed by the Parties or deemed agreed by the Parties, in each case, pursuant to this Section 2.2(b) shall be the “Final Allocation”. The Parties shall use commercially reasonable efforts to update the Final Allocation in a manner consistent with Section 1060 of the Code following any adjustment to the Purchase Price pursuant to this Agreement.

(v) The Parties shall, and shall cause their Affiliates to: (A) report consistently with the Intended Tax Treatment and the Final Allocation in all Tax Returns relating to Income Taxes (including Internal Revenue Service Form 8594); (B) not take any position for U.S. federal (or applicable state or local) income Tax purposes that is inconsistent with the Intended Tax Treatment or the Final Allocation on any Tax Return or in any Proceeding

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before any taxing authority; and (C) promptly advise the other Party regarding the existence of any audit, litigation or other Proceeding related to the Intended Tax Treatment or the Final Allocation; provided, however, that nothing contained herein shall prevent Purchaser or Seller from settling any proposed deficiency or adjustment by any taxing authority relating to the Final Allocation after a commercially reasonable effort to cooperate with the other Party or Parties and defend such Final Allocation, and neither Purchaser nor Seller shall be required to litigate any proposed adjustment by any taxing authority challenging such Final Allocation.

Section 2.3 Adjustments to Cash Purchase Price. The Cash Purchase Price shall be adjusted as of the Closing pursuant to Section 2.4(a) and, after the Closing, pursuant to Section 2.4(b), but only with respect to matters identified in the Closing Settlement Statement, the Post-Closing Statement or an Adjustment Notice in accordance with the following:

(a) increased by an amount equal to the value of all Hydrocarbons attributable to the Company Assets in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) in each case that are, as of the Effective Time, (i) upstream of the pipeline connection or above the relevant outlet flange or (ii) upstream of the sales meter, if any, the value of such Hydrocarbons to be based upon the contract price in effect as of the Effective Time (or the price paid to the applicable Company in connection with the sale of such Hydrocarbons, if there is no contract price, in effect as of the Effective Time), less Burdens and transportation, marketing and other post-production expenses charged by third parties (other than Taxes) on such production;

(b) decreased by an amount equal to all proceeds actually received by Seller or any of its Affiliates (other than the Companies) (irrespective of whether received before or after the Effective Time) or by any Company prior to the Closing attributable to the sale of Hydrocarbons attributable to the Company Assets (i) produced from or allocable to the Company Assets during the period following the Effective Time or (ii) contained in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) as of the Effective Time for which an upward adjustment to the Purchase Price was made pursuant to Section 2.3(a), in each case, net of any applicable Burdens;

(c) increased by an amount equal to all Company Operating Expenses and other costs and expenses incurred by Seller, any Company or their Affiliates that are attributable to any Company Assets during the period following the Effective Time and paid by Seller or any of its Affiliates (other than the Companies) (irrespective of whether paid before or after the Effective Time) or paid by any Company prior to the Closing, including (A) insurance premiums paid by or on behalf of Seller or any Company with respect to any Company’s interest in any Company Assets for the period following the Effective Time, (B) Burdens and (C) rentals and other lease maintenance payments, but excluding from this paragraph (c), for the avoidance of doubt, any Taxes, any Transaction Costs, any costs or Damages attributable to the Indemnified Liabilities, or any costs and expenses with respect to the matters described in clauses (i) through (xi) of the definition of Company Operating Expenses;

(d) decreased by an amount equal to all Company Operating Expenses and other costs and expenses paid by Purchaser or its Affiliates that are attributable to the Company Assets incurred in the period prior to the Effective Time, including (A) insurance premiums paid by Purchaser with respect to the Company Assets for the period prior to the Effective Time, (B) Burdens and (C) rentals and other lease maintenance payments, but excluding from this paragraph (d), for the avoidance of doubt, any Taxes, any Transaction Costs or any costs or Damages attributable to the Indemnified Liabilities;

(e) decreased by the amount of all Asset Taxes allocated to Seller in accordance with Section 9.3(b) but paid or otherwise economically borne by Purchaser (including, for the avoidance of doubt, by way of any (i) liability of the Companies accrued in respect thereof or (ii) reduction in the assets of any Company as a result of any payment by such Company (or, to the extent reimbursed by such Company, Seller) of such Asset Taxes); and increased by the amount of all Asset Taxes allocated to Purchaser in accordance with Section 9.3(b) but paid or otherwise economically borne by Seller

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(excluding, for the avoidance of doubt, by way of any (x) liability of the Companies accrued in respect thereof or (y) reduction in the assets of any Company as a result of any payment by such Company (or, to the extent reimbursed by such Company, Seller) of such Asset Taxes);

(f) to the extent that any of the Companies are underproduced and/or have overdelivered any Hydrocarbons as shown with respect to the net Imbalances attributable to the Company Assets set forth in Schedule 3.22 as of the Effective Time, increased by an amount equal to the product of the underproduced/overdelivered volumes times (i) $2.35/MMBtu for gaseous Hydrocarbons or (ii) $55/Bbl for liquid Hydrocarbons;

(g) to the extent that any of the Companies are overproduced and/or have underdelivered any Hydrocarbons as shown with respect to the net Imbalances attributable to the Company Assets set forth in Schedule 3.22 as of the Effective Time, decreased by an amount equal to the product of the overproduced/underdelivered volumes times (i) $2.35/MMBtu for gaseous Hydrocarbons or (ii) $55/Bbl for liquid Hydrocarbons;

(h) decreased by the amount of any Loan or indebtedness for borrowed money of the Companies remaining unpaid as of the Closing Date;

(i) decreased by (A) any losses, liabilities or Damages attributable to the Company Derivatives (if any), and (B) any settlement payments attributable to the Company Derivatives (if any), in each case, that remain unpaid as of the Closing Date;

(j) if applicable, decreased by the amount of any settlement payment in connection with items (1) and/or (2) on Schedule 3.6 and payable by any Company remaining unpaid as of the Closing Date;

(k) decreased by the Allocated Value of any Company Assets (including the Company Assets held by any Company that is excluded hereunder) excluded from the transactions contemplated hereby pursuant to Section 5.11, Section 6.4(b) or Section 6.6(c);

(l) decreased or increased, as applicable, by the amounts set forth in Article 6 as adjustments to the Cash Purchase Price;

(m) decreased by the amount of any Transaction Costs that are paid or payable by Purchaser or the Companies after the Closing;

(n) decreased by Seller’s share of the costs of obtaining the R&W Policy described in Section 5.18(b) that are paid by Purchaser; and

(o) decreased or increased, as applicable, by any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser;

provided that, in calculating the adjustment to the Unadjusted Purchase Price pursuant to this Section 2.3, no adjustment may be accounted for in more than one of the paragraphs above.

Section 2.4 Closing Cash Payment and Post-Closing Purchase Price Adjustments.

(a) Not later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a settlement statement (the “Closing Settlement Statement”) calculating the amount equal to the Cash Purchase Price as adjusted to give effect to Seller’s good faith estimate of the adjustments provided for in Section 2.3 based upon the best information available to Seller (or, if then determinable, the final amounts thereof), together with reasonable documentation in support of such calculation. Purchaser shall have three (3) Business Days to review the settlement statement and submit a written report containing any changes Purchaser proposes to be made to the settlement statement. Seller and Purchaser shall agree on a final settlement statement prior to Closing; provided, however, if Seller and Purchaser are unable to agree, then, subject to Section 2.4(b), Seller’s good faith determination shall be used for purposes of the Closing Cash Payment to be made at the Closing. The calculation delivered by Seller in accordance with this Section 2.4(a), as adjusted in accordance with

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the immediately preceding sentence, if applicable, less the Deposit, less (if applicable) the Disputed Amount paid into the Defect Escrow Account at Closing, shall constitute the dollar amount to be paid by Purchaser to Seller at the Closing (the “Closing Cash Payment”).

(b) No later than the later of (i) one hundred twenty (120) days following the Closing Date or (ii) the resolution of all Disputed Matters pursuant to Section 6.7 and Exhibit D, Seller shall prepare and deliver to Purchaser a draft statement (the “Post-Closing Statement”) setting forth the final calculation of the Cash Purchase Price taking into account any adjustments pursuant to Section 2.3 (including the calculation of each adjustment pursuant to each paragraph of Section 2.3), together with reasonable documentation in support of such calculation. As soon as reasonably practicable but not later than the thirtieth (30th) day following receipt of Seller’s statement hereunder, Purchaser shall deliver to Seller a written report (an “Adjustment Notice”) containing any changes Purchaser proposes be made in such statement. The Parties shall undertake to agree on the final Cash Purchase Price no later than thirty (30) days after delivery of the Adjustment Notice. If the final Cash Purchase Price is:

(i) mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, the final Cash Purchase Price shall be conclusive and binding on the Parties.

(ii) not mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, then Seller or Purchaser may require for the Houston, Texas office of KPMG (the “Dispute Auditor”) to resolve any disagreements. Should KPMG fail or refuse to agree to serve as Dispute Auditor within ten (10) days after written request from any Party to serve, and the Parties fail to agree in writing on a replacement Dispute Auditor within five (5) days after the end of that ten (10) day period, or should no replacement Dispute Auditor agree to serve within fifteen (15) days after the original written request pursuant to this sentence, the Dispute Auditor shall be appointed by the Houston, Texas office of the American Arbitration Association. In connection with the engagement of the Dispute Auditor, each of Seller and Purchaser shall execute such engagement, indemnity and other agreements as the Dispute Auditor shall require as a condition to such engagement. The Dispute Auditor shall determine as promptly as practicable, but in any event within thirty (30) days after the selection of the Dispute Auditor, based solely on written submissions provided by Purchaser and Seller to the Dispute Auditor (and without independent investigation on the part of the Dispute Auditor) within ten (10) days following the Dispute Auditor’s selection, whether and to what extent (if any) Seller’s statement requires adjustment. In resolving any disputed item, the Dispute Auditor shall act as an expert and not an arbitrator, and shall resolve only the items set forth in the Adjustment Notice that are still in dispute and may not assign a value to any item greater than the highest value for such item claimed by either Seller or Purchaser or less than the lowest value for such item claimed by either Seller or Purchaser. The costs of the Dispute Auditor shall be borne evenly between Seller and Purchaser. The determination of the Dispute Auditor shall be final, conclusive and binding on Purchaser and Seller. The date on which the final Cash Purchase Price is finally determined in accordance with this Section 2.4(b) is referred to as the “Determination Date.”

Any difference in the Closing Cash Payment and the final Cash Purchase Price shall be paid by the owing Party to the owed Party within fifteen (15) Business Days of the Determination Date. Any post-Closing payment pursuant to this Section 2.4 shall bear interest from the Closing Date to the date of payment at the Agreed Rate.

(c) Purchaser shall assist Seller in preparation of the Post-Closing Statement of the Cash Purchase Price under Section 2.4(b) by furnishing invoices, receipts, reasonable access to personnel and such other assistance as may be requested by Seller to facilitate such process post-Closing.

(d) All payments made or to be made under this Section 2.4 by either Seller or Purchaser shall be made by electronic transfer of immediately available funds to the bank(s) and account(s) specified by the receiving Party in writing.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to the provisions of this Article 3, and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser and Purchaser Parent as of the Execution Date and the Closing Date in each case as follows:

Section 3.1 Seller.

(a) Existence and Qualification. Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b) Power. Seller has the limited liability company power to enter into and perform this Agreement (and all documents required to be executed and delivered by Seller at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

(c) Authorization and Enforceability. Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required to be executed and delivered by Seller at Closing shall be duly executed and delivered by Seller), and this Agreement constitutes, and at the Closing such documents shall constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Conflicts. Assuming the receipt of all applicable Consents (other than any Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with applicable Antitrust Laws, Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the Organizational Documents of Seller, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or other contracts to which Seller is a party or by which any of Seller’s assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to Seller or (iv) violate any Laws applicable to Seller.

(e) Investment. Seller is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Seller is familiar with investments of the nature of the Purchaser Parent Shares, understands that this investment involves substantial risks, has adequately investigated Purchaser Parent and the Purchaser Parent Shares, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Purchaser Parent Shares, and is able to bear the economic risks of such investment. Seller has had the opportunity to visit with Purchaser Parent and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Purchaser Parent, has received all materials, documents and other information that Seller deems necessary or advisable to evaluate the Purchaser Parent Shares, and has made its own independent examination, investigation, analysis and evaluation of the Purchaser Parent Shares, including its own estimate of the value of the Purchaser Parent Shares. Seller has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Purchaser Parent) as Seller deems adequate. Seller is acquiring the Purchaser Parent Shares for its own account and not with a view toward or for offer or

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sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Purchaser Parent Shares in violation of federal or state securities Laws.

Section 3.2 The Companies.

(a) Existence and Qualification. Each Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Company is duly qualified to do business as a foreign limited liability company in each jurisdiction where its Company Business requires such qualification.

(b) No Conflicts. Assuming the receipt of all applicable Consents (other than Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with the HSR Act, the consummation by each Company of the transactions contemplated by this Agreement shall not (i) violate any provision of the Organizational Documents of such Company, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or Company Contracts to which such Company is a party or by which any of the Company Assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to such Company as a party in interest, or (iv) violate any Laws applicable to such Company.

(c) Organizational Documents. Seller has delivered to Purchaser true and complete copies of the Organizational Documents, each as amended to date, of each Company and has made available to Purchaser for inspection the ownership interest certificates, if any, and the minute books, of each Company.

(d) Title to Acquired Membership Interests. Seller owns one hundred percent (100%) of the issued and outstanding equity interests of each Company, and is the direct record and beneficial owner of the Acquired Membership Interests, in each case, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Company’s Organizational Documents. Other than this Agreement and the Organizational Documents of the Companies, the Acquired Membership Interests are not subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Acquired Membership Interests.

(e) The Acquired Membership Interests. The Acquired Membership Interests are duly authorized, validly issued and outstanding, fully paid, non-assessable and have not been issued in violation of any preemptive rights, subscription right or any similar right under any provision of local or state Law applicable to such interests, the applicable Company’s Organizational Documents, or any contract to which any Company or any of its Affiliates is a party or to which it or any of its Company Assets is otherwise bound. Except for the Acquired Membership Interests, there are no outstanding membership interests or other equity interests in any Company, or any contractual arrangements giving any other Person a right to receive any benefits or rights similar to the rights enjoyed by or accruing to the holders of any Acquired Membership Interests that will be binding on any Company after Closing other than the Ridgewood MSA. Other than pursuant to this Agreement, there are no outstanding warrants, options, rights, convertible or exchangeable securities, contractual arrangements or other commitments pursuant to which Seller or any Company is or may become obligated to issue or sell any membership interests or other equity interests in any Company, or for the repurchase or redemption of the Acquired Membership Interests, or any contractual arrangements or other commitments of any kind which may obligate Seller or any Company to issue, purchase, register for sale, redeem or otherwise acquire any membership interests or other equity interests in any Company. Immediately after the

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Closing, Purchaser will be the direct record and beneficial owner of the Acquired Membership Interests, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Company’s Organizational Documents.

Section 3.3 Subsidiaries(a) .

(a) Existence and Qualification. To Seller’s Knowledge, each of Delta House FPS LLC and Delta House Oil and Gas Lateral LLC (collectively, the “Subsidiaries”, and each a “Subsidiary”) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. To Seller’s Knowledge, each Subsidiary is duly qualified to do business as a foreign limited liability company in each jurisdiction where its Company Business requires such qualification.

(b) No Conflicts. Assuming the receipt of all applicable Consents (other than Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with the HSR Act, the consummation of the transactions contemplated by this Agreement shall not, to Seller’s Knowledge: (i) violate any provision of the Organizational Documents of any Subsidiary, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or contracts to which such Subsidiary is a party or by which any of its assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to such Subsidiary as a party in interest, or (iv) violate any Laws applicable to such Subsidiary, except in the case of clauses (ii), (iii) and (iv) where such default, Lien, termination, cancellation, acceleration or violation would not, individually or in the aggregate, have a Material Adverse Effect.

(c) Organizational Documents. Seller has delivered to Purchaser true and complete copies of the Organizational Documents, each as amended to date, of each Subsidiary.

(d) Title to Subsidiary Interests. Each applicable Company owns such percentage of the issued and outstanding membership interests in the Subsidiaries as described and set forth opposite such Company’s name in Schedule 3.3 (such membership interests owned by the Companies, the “Subsidiary Interests”), and is the direct record and beneficial owner of the Subsidiary Interests, in each case, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Subsidiary’s Organizational Documents. Other than this Agreement and the Organizational Documents of the Subsidiaries, the Subsidiary Interests are not subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Subsidiary Interests.

(e) Subsidiaries. Except for the Subsidiaries, none of the Companies owns or has owned, directly or indirectly, any membership interests, partnership interests, stock or other equity interests in any Person. None of the Companies is engaged in or has engaged in any business other than its respective Company Business.

Section 3.4 Financial Statements. Seller has delivered the Financial Statements to Purchaser, and such Financial Statements present fairly in all material respects in accordance with the Accounting Principles, applied consistently during the periods involved, the consolidated financial position of Seller, together with its consolidated subsidiaries (including the Companies) as of the respective dates thereof and the combined results of operations, cash flows and members’ equity of Seller, together with its consolidated subsidiaries for the periods covered thereby, subject, in the case of any interim Financial Statements, to normal year-end adjustments and accruals and the absence of notes required under the Accounting Principles, none of which are reasonably expected to be material in nature or amount. Seller maintains a standard system of accounting established and administered in accordance with the Accounting Principles.

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The Financial Statements for Seller contain accurate accrual information of Seller’s and the Companies’ asset retirement obligations in accordance with the Accounting Principles and the applicable standards of BSEE.

Section 3.5 Labor and Employee Benefits Matters.

(a) None of the Companies (i) has or has had any employees, (ii) engages or has engaged any individual (or entity wholly owned by an individual) as a consultant or independent contractor or (iii) maintains, sponsors or contributes to, or has maintained, sponsored or contributed to, or has, or has had, any liability or potential liability with respect to, any Benefit Plan. Each individual who has provided services to any Company or with respect to any of the Company Assets has been paid in full, and as of Closing will have been paid in full, for such services.

(b) Neither Seller, any of the Companies nor any of their respective Affiliates nor any of the Company Assets is a party or subject to, or bound by, a collective bargaining agreement or any other contract, agreement or understanding with a labor union or representative of employees or individuals who provide services to it. There is no employment- or labor-related claim or Proceeding pending or, to Seller’s Knowledge, threatened against any of the Companies or with respect to any of the Company Assets. There are no, and there have never been any, strikes, lockouts or work stoppages existing or, to Seller’s Knowledge, threatened, with respect to any of the Companies or the Company Assets. Seller, the Companies, and each of their respective Affiliates are, and have since at least January 1, 2016 been, in compliance in all material respects with all Laws with respect to labor and employment (including all such Laws regarding wages and hours, classification of employees and contractors, anti-discrimination, anti-retaliation, recordkeeping, employee leave, Tax withholding and reporting, immigration and safety).

(c) The execution and delivery of this Agreement or any Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not (either alone or in connection with any other event): (i) entitle any current or former individual employee, contractor, manager or officer of any of the Companies to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; or (iv) result in payments of money or property, acceleration of benefits or provisions of other rights that have or will be made that, in the aggregate, would be reasonably likely to result in imposition of the sanctions imposed under Sections 280G and 4999 of the Code (determined without regard to the exception contained in Section 280G(b)(4) of the Code).

(d) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability of Seller or any of its ERISA Affiliates that would be, or could become, a liability following the Closing Date of Purchaser or any of its Affiliates.

Section 3.6 Litigation. Except as disclosed in Schedule 3.6, there are no actions, suits, arbitrations, charges, claims, labor grievances, pending settlements, orders or other proceedings (collectively, “Proceedings”) pending by or before any Governmental Authority, or which are, to Seller’s Knowledge, threatened by or before any Governmental Authority, in each case, (a) with respect to any of the Companies, (b) with respect to any Company Assets or Acquired Membership Interests, or (c) which are reasonably likely to impair or delay Seller’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 3.7 Taxes. Except as would not be material or, if material, as disclosed in Schedule 3.7:

(a) The aggregate amount of the unpaid Tax liabilities of the Companies for all Tax periods ending on or before the date of the most recent Financial Statements are reflected on the Financial Statements as of the dates thereof (excluding any reserves for deferred Taxes). The aggregate amount of the unpaid Tax liabilities of the Companies for all Tax periods (or portions thereof) prior to and including the Closing Date will not exceed the aggregate amount of the unpaid Tax liabilities of the

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Companies as reflected on the Financial Statements as of the date of the most recent Financial Statements (excluding any reserves for deferred Taxes), as adjusted for the operations and transactions in the ordinary course of business of the Companies for the period from the date of the most recent Financial Statements to and including the Closing Date consistent with the past custom and practice of the Companies;

(b) All material Tax Returns required to be filed by each Company or which relate to Taxes for which any Company could be responsible have been duly and timely filed, and each such Tax Return is true, correct and complete in all material respects;

(c) All material Taxes owed by the Companies or for which the Companies may be liable which are or become due have been timely paid in full;

(d) Other than routine Proceedings solely in respect of Seller Taxes for which no assessment, deficiency or adjustment has been asserted, no Proceeding with respect to any Taxes or Tax Returns of or with respect to any Company has been commenced or is presently pending, and there is no material claim against any Company for any Taxes;

(e) No assessment, deficiency, or adjustment has been asserted, proposed, or, to Seller’s Knowledge, threatened with respect to any material Taxes or Tax Returns of or with respect to any Company.

(f) The Company Assets are not subject to any Tax partnership agreement and are not otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code;

(g) Any entity in which a Company holds equity interests that is treated as a partnership for U.S. federal income tax purposes has a valid election under Section 754 of the Code in effect for any taxable year of such entity that includes the Closing Date;

(h) There are no material Liens on any of the Company Assets attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable;

(i) There is not in force any extension of time with respect to the due date for the filing of any material Tax Return of or with respect to any Company or any waiver or agreement for any extension of time for the assessment or payment of any material Tax of any Company;

(j) All material Tax withholding and deposit requirements imposed on or with respect to each Company have been satisfied in full in all respects;

(k) No claim has ever been made by an authority in a jurisdiction where a Company does not file Tax Returns that it is or may be subject to material taxation in that jurisdiction;

(l) No Company is a party to or bound by any material Tax allocation, Tax sharing or indemnification agreement (excluding, for the avoidance of doubt, any commercial agreements or contracts that are not primarily related to Taxes);

(m) No Company is and no Company has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2);

(n) No Company (i) has been a member of an affiliated, consolidated, combined or unitary group filing a consolidated federal income Tax Return or (ii) has any material liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), or as a transferee or successor, or by contract or otherwise; and

(o) For U.S. federal (and applicable state and local) income Tax purposes, each of Seller and the Companies is, and has been since its date of formation, classified as an entity disregarded as separate from its regarded tax owner.

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(p) The representations and warranties set forth in Section 3.7(a) through (n) and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations (other than Section 3.7(o)) shall apply to the Subsidiaries as if each Subsidiary were a Company; provided that such representations and warranties shall be qualified by Material Adverse Effect.

This Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, shall constitute Seller’s sole and exclusive representations and warranties regarding Taxes, Tax Laws and all other Tax matters.

Section 3.8 Environmental Matters. Except as disclosed in Schedule 3.8 and, with respect to the matters in clauses (a) through (e) only of this Section 3.8, except as would not, individually or in the aggregate, result in any Company or, after the Closing, Purchaser incurring material Damages under Environmental Law:

(a) the Companies and their ownership and the operation of the Company Assets are, and, during the relevant time periods specified pursuant to all applicable statute of limitations, have been in compliance with all applicable Environmental Laws;

(b) (i) neither Seller nor any Company is in violation of any Permits held by it with respect to any Company Asset that are required under applicable Environmental Laws and Seller and each Company (or Seller, its Affiliates or Ridgewood, on behalf of such Company) possesses such Permits as is necessary to own the Company Assets as such are currently owned, (ii) to Seller’s Knowledge, the third party operators of the Company Assets have obtained all material Permits required for the operation of the Company Assets as currently operated pursuant to applicable Environmental Law and all such Permits are in effect, and (iii) there is no actual or alleged Proceeding which has been served on any Company or Seller or, to Seller’s Knowledge, such third party operator to revoke, modify or terminate any of such Permits;

(c) there has been no Release or threatened Release of Hazardous Materials on, under or from the Company Assets, or on, under or from any property offsite the Company Assets where any Person transported or disposed, or arranged to transport or dispose Hazardous Materials, in each case, for which Seller or any Company is or would be obligated to perform Remediation under applicable Environmental Laws on or before the Execution Date but which has not been Remediated;

(d) there are no written notices of demands, claims, actions, orders, suits or Proceedings pending, or to Seller’s Knowledge, threatened, before any Governmental Authority alleging Environmental Liabilities of any Company, violations of Environmental Laws by any Company, or asserting Remediation obligations of any Company under applicable Environmental Laws;

(e) other than in any Material Contracts and except for customary indemnities in service contracts and standard lease obligations, and except for such customary assumptions via purchase and sale agreements, assignments, bills of sale, conveyances, operating agreements, farmout or farm-in agreements, participation agreements, exploration agreements and/or development agreements, no Company has entered into any contract or other instrument, the primary purpose of which is to assume Damages for Environmental Liabilities, Specified Matters and Indemnified Liabilities, of third parties arising pursuant to Environmental Laws (other than the Ridgewood MSA);

(f) Seller has made available to Purchaser true and complete copies of all material environmental reports, audits, assessments and documentation in the possession or control of Seller or any Company which were prepared by a third Person, other than an employee of Seller or any of its Affiliates, relating to compliance with Environmental Laws or Environmental Liabilities, including Releases, threatened Releases, or Remediation of Hazardous Materials as it relates to the Companies, any of their ownership or use of the Company Assets, or the Company Businesses; and

(g) Schedule 3.8 sets forth all INCs that Seller or the Company has received in the previous twenty-four (24)-month period, and there are no outstanding unresolved INCs issued by any Governmental Authority with respect to any Company Asset.

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Purchaser acknowledges that the Company Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes or other substances or materials located in, on or under the Company Assets or associated with the Company Assets. Equipment and sites included in the Company Assets may contain asbestos, naturally occurring radioactive material (“NORM”) or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials and equipment as scale, or in other forms. The wells, materials and equipment located on the Company Assets or included in the Company Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including water, soils or sediment. Special procedures may be required for the assessment, Remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM and other Hazardous Materials from the Company Assets. This Section 3.8, together with Section 3.33(c) and Section 3.33(d), shall constitute Seller’s sole and exclusive representations and warranties regarding Environmental Laws and/or Environmental Liabilities.

Section 3.9 Compliance with Laws. Except with respect to Tax Laws, which are exclusively addressed in Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, and Environmental Laws, which are exclusively addressed in Section 3.8, except as set forth in Schedule 3.9, each Company and each Company’s ownership and use of the Company Assets, and to Seller’s Knowledge, the operation by any third party operator of the Company Assets, in each case, are in compliance, and have been in compliance for the past four (4) years (except for any non-compliances during the past four (4) years that have been fully resolved), with all applicable Laws in all material respects. During the past two (2) years, neither Seller nor any Company has received any notice from any Governmental Authority alleging that any Company is or has been in violation of any applicable Law in any material respect.

Section 3.10 Material Contracts.

(a) Schedule 3.10(a) sets forth a listing of all Material Contracts, including all amendments thereto.

(b) Except as disclosed on Schedule 3.10(b), there are no Affiliate Contracts that will be binding on Purchaser, any of the Company Assets or any Company after Closing. There are no Company Derivatives with respect to the sale of production that will be binding on Purchaser, any of the Company Assets or any Company after Closing.

(c) Neither Seller nor any Company, and to Seller’s Knowledge, no other Person that is party to a Material Contract, is in breach or default under any Material Contract, in any material respect, except as disclosed in Schedule 3.10(c). Except as disclosed on Schedule 3.10(c), all Material Contracts are in full force and effect in accordance with their terms (i) as to each applicable Company and (ii) to Seller’s Knowledge, as to each other Person that is party to the applicable Material Contract, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No written notice has been received or delivered by Seller or any Company, alleging any material default or breach or demanding termination, price redetermination, market-out or curtailment of any Material Contract.

Section 3.11 Consents and Preferential Purchase Rights.

(a) Except as described in Schedule 3.11(a), there are no preferential rights to purchase, rights of first refusal, rights of first offer, tag rights or other similar rights which are applicable to the transactions contemplated by this Agreement (each a “Preferential Purchase Right”).

(b) Except (i) as described in Schedule 3.11(b), (ii) for Customary Post-Closing Consents and those approvals described in Section 5.5, (iii) for Preferential Purchase Rights and (iv) as required for compliance with the Antitrust Laws, there are no restrictions on assignment or other requirements to obtain consents from third parties, including requirements for consents from third parties to any change of control of any Company, as applicable, which are applicable to the transactions contemplated by this Agreement (each a “Consent”).

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Section 3.12 Liability for Brokers’ Fees. Neither Purchaser, its Affiliates nor any Company shall directly or indirectly have any Damages nor shall any of the Acquired Membership Interests or the Company Assets be burdened as a result of undertakings or agreements of Seller or any Company for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated by this Agreement.

Section 3.13 Outstanding Capital Commitments. Except as described in Schedule 3.13, as of the Execution Date, there are no outstanding authorizations for expenditure or other commitments for capital expenditures which are binding on any Company or any of the Company Assets and which pursuant to its stated terms will individually require expenditures after the Closing Date in excess of Five Hundred Thousand Dollars ($500,000) on an eight-eighths (8/8ths) basis.

Section 3.14 Absence of Certain Changes. Except as set forth in Schedule 3.14 or with respect to item (3) on Schedule 3.6, or in the ordinary course of business, since June 30, 2019:

(a) there has not been any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) there has not been any damage to or destruction or loss of the Company Assets, whether or not covered by insurance, that individually or in the aggregate exceeds Five Hundred Thousand Dollars ($500,000);

(c) there has been no acceleration or delay in, or postponement of, the payment of any Liabilities related to the Company Businesses or the Company Assets that individually or in the aggregate are in excess of Five Hundred Thousand Dollars ($500,000);

(d) there has been no acceleration or delay in the collection of any payment related to the Company Businesses or the Company Assets that individually or in the aggregate is in excess of Five Hundred Thousand Dollars ($500,000); and

(e) there is no contract or similar agreement to do any of the foregoing.

Section 3.15 Permits. Seller (or its Affiliates) and each Company (or Ridgewood, on behalf of such Company or on behalf of Seller) have obtained and are maintaining all material Permits that are presently necessary to carry on each Company’s business as currently conducted and such Company is in compliance with the terms of such Permits in all material respects.

Section 3.16 Assets of Company Businesses.

(a) Except for the Excluded Assets and for the Company Assets set forth on Annex 1, Part A, Part B, Part C, Part D-1 and Part D-2, no Company owns or otherwise has any interest in any other material oil and gas assets.

(b) To Seller’s Knowledge, the Company Personal Property is in good working order in all material respects, and in a state of repair adequate in all material respects for normal operations in accordance with standard industry practices in the areas in which they are operated.

Section 3.17 Insurance. As of the Execution Date, each Company (or Seller and its Affiliates or Ridgewood, on behalf of the Company) is an “insured” under the insurance policies applicable to such Company set forth on Schedule 3.17, which includes for each such policy the name of the insurer and a general description of the risks insured and related limits under each such policy. Except as set forth on Schedule 3.17, (i) there are no material outstanding claims under any such insurance, (ii) neither Seller nor any Company has received any written notice from any insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance, and (iii) all such insurance is effective and duly in force in all material respects.

Section 3.18 Absence of Undisclosed Liabilities. Other than pursuant to this Agreement, no Company is subject to any direct or indirect material liability, indebtedness, Damage, Tax, interest, penalty,

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amount paid in settlement, judgment, assessment, deficiency, guaranty or endorsement of or by any Person, in the case of each of the foregoing, whether absolute or contingent, matured or unmatured, asserted or unasserted, accrued or unaccrued, due or to become due, liquidated or unliquidated, that would be required to be included in such Company’s financial statements or balance sheets under GAAP, except (a) those which are adequately reflected or reserved against in the Financial Statements as of June 30, 2019 and (b) those which have been incurred in the ordinary course of business consistent with past practice since June 30, 2019 and which are not, individually or in the aggregate, material in amount.

Section 3.19 Payout Balances and Take or Pay. A materially complete and accurate payout balance for each Company Well is set forth on Schedule 3.19, as of the respective date(s) shown thereon, in each case, in which the applicable Company’s interest in such Company Well is subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Company Lease by its own terms). Except as is disclosed in Schedule 3.19, as of the respective dates shown thereon, neither Seller nor any Company has received any notice of deficiency payments under gas contracts for which any Person has a right to take deficiency gas from the Company Assets, nor has Seller or any Company received any payments for production which are subject to refund or recoupment out of future production.

Section 3.20 Non-Consent. Except as set forth on Schedule 3.20, as of the Execution Date, no Company has elected not to participate in any operation or activity proposed with respect to the Company Assets which could result in any of the Companies’ interest in any Company Assets becoming subject to a temporary or permanent reduction or forfeiture as a result of such election not to participate in such operation or activity, except to the extent reflected in the Net Revenue Interest and Working Interest columns set forth in the Lease Annex or Well Annex.

Section 3.21 Wells.

(a) Except as set forth on Schedule 3.21(a), (i) there is no Company Well in respect of which Seller or any Company has received any order or written notice from any Governmental Authority requiring that such Company Well be plugged and abandoned and for which such plugging and abandonment requirements have not been completed, (ii) to Seller’s Knowledge, all Company Wells have been drilled and completed within the limits permitted by all applicable Company Leases, Company Contracts and pooling or unit orders, and (iii) as of the Execution Date no such Company Well is subject to penalties on allowables after the Effective Time because of overproduction.

(b) As of the Execution Date, except as set forth on Schedule 3.21(b), there are no Company Wells operated by any Company or, to Seller’s Knowledge, operated by third parties that are neither in use for purposes of production or injection nor suspended or temporarily abandoned in accordance with applicable Law that, in either case, have not been plugged and abandoned in accordance with applicable Law in all material respects.

(c) Except as disclosed in Schedule 3.21(c), there are not any wells or other equipment located on the Company Assets or in which any Company otherwise owns an interest that any Company is currently obligated by any Laws or Company Contract to currently Decommission. Schedule 3.21(c) sets forth all Decommissioning obligations and Seller’s good faith estimate of all related costs and expenses as of the date of the last reserve report for the Company Assets for all wells and other equipment then included in the Company Assets.

(d) With respect to each currently producing Company Well, at all times since the expiration of the primary term of the applicable Company Lease, there has been production and/or operations from such Company Well sufficient to maintain such Company Lease, in accordance with the terms and provisions of such Company Lease, beyond its primary term.

Section 3.22 Imbalances. Except as disclosed in Schedule 3.22, as of the Effective Time, there are no Imbalances associated with the Company Assets.

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Section 3.23 Royalties. With the exception of the Suspended Funds accruing between the Execution Date and the Closing, except as disclosed in Schedule 3.23, all oil and gas production proceeds payable by any Company to others from the Company Wells have been disbursed in all material respects in accordance with all of the terms and conditions of the applicable Company Leases, Company Contracts and applicable Law.

Section 3.24 Leases. Except as set forth on Schedule 3.24:

(a) no material default exists in the performance of any obligation by any Company under any Company Lease including any default that would entitle the lessor to cancel or terminate any Company Lease, and to Seller’s Knowledge, no material default exists under any Company Lease by any other Person a party thereto;

(b) payments of all rentals, delay rentals, option payments, extension payments, and similar payments with respect to the Company Leases that are due from the Companies have been paid;

(c) no party to any Company Lease or any successor to the interest of such party has filed or, to Seller’s Knowledge, threatened to file, any action to terminate, cancel, rescind or procure judicial reformation of any Company Lease, in any material respect; and

(d) other than with respect to any payment obligations under operating agreements, no Company has any express contractual drilling obligations relating to the Company Assets or the ownership or operation thereof that are not fulfilled.

Section 3.25 Non-Operation. None of the Company Assets are or have ever been operated by Seller or any Company, or any of their respective Affiliates.

Section 3.26 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Seller’s Knowledge, threatened against Seller, any Company, or any of their respective Affiliates.

(b) Seller and each Company are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

(c) As of the Execution Date, Seller believes that (i) it is receiving reasonably equivalent value for the assignment of the Acquired Membership Interests contemplated hereunder and (ii) the consideration to be paid by Purchaser for the Acquired Membership Interests hereunder is equal to or greater than the fair market value of the same under similar circumstances.

Section 3.27 Bank Accounts. Schedule 3.27 sets forth an accurate and complete list of all deposit, demand, time, savings, passbook, security or similar accounts that the Companies (or Seller and its Affiliates or Ridgewood, solely on behalf of any Company and for which such Company is responsible) maintain with any bank or financial institution, the names and addresses of the financial institutions maintaining each such account, the purpose for which such account is established and the authorized signatories on each such account.

Section 3.28 Intellectual Property. Except as disclosed in Schedule 3.28:

(a) Seller (and its Affiliates) or the Companies (or Ridgewood, on behalf of the Companies) own or have a valid license to use, as applicable, all Intellectual Property used by the Companies in the conduct of the Company Businesses of the Companies as currently conducted;

(b) the use by the Companies (and, if applicable, their Affiliates or to Seller’s Knowledge, Ridgewood, in each case, in respect of use on behalf of the Companies) of such Intellectual Property has not infringed on or otherwise violated, in any material way, the rights of any third party; and

(c) each of the Companies has taken reasonable measures to protect the confidentiality of the trade secrets and confidential information of the Companies used in the Company Businesses and of

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any third parties who have licensed trade secrets and confidential information to the Companies for use in the Company Businesses.

Section 3.29 Casualty Losses. There have been no Casualty Losses since the Effective Time with respect to any Company Assets with Damages estimated to exceed Seven Hundred Fifty Thousand Dollars ($750,000) net to the interest of the applicable Company(ies).

Section 3.30 Bonds; Letters of Credit and Guarantees.

(a) Schedule 3.30(a) identifies the bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, any Company, or any other Affiliate of each Company with respect to the Company Assets.

(b) Except as set forth on Schedule 3.30(a), Schedule 3.30(b) identifies all sinking funds, reserves, escrows, cash deposits, financial instruments, surety agreements and similar agreements, guarantees and other items of credit support that any Company is liable for or is binding on any of the Company Assets.

(c) As of the Closing, except as set forth on Schedule 3.30(a) or Schedule 3.30(b), neither Purchaser nor any Company has any obligation (whether pursuant to applicable Law or contract or otherwise) to post any surety bond, letter of credit, cash collateral, guarantee or other form of support (credit or otherwise), or contribute any money to any Sinking Fund (including those set forth on Schedule A), in each case, with respect to any Company or the Company Assets.

Section 3.31 Limitations.

(a) Except as and to the extent expressly set forth in this Article 3, in Section 6.8, or in the certificate of Seller to be delivered pursuant to Section 8.2(d), (i) Seller makes no representations or warranties, express or implied, with respect to the Companies, the Company Businesses, the Company Assets or the transactions contemplated hereby, and (ii) Seller expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Purchaser or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Purchaser by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Seller, any Company or any of their Affiliates or related Persons).

(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN THIS ARTICLE 3, IN SECTION 6.8 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE COMPANY ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE COMPANY ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE COMPANY ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS OR FUTURE REVENUES GENERATED BY THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE COMPANY ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE COMPANY ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS

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AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT (SUBJECT TO SELLER’S COMPLIANCE WITH ITS OBLIGATIONS UNDER SECTION 6.1 AND SECTION 6.2) PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE AND THAT, SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 5.2(a), SECTION 6.4, SECTION 6.6 AND SECTION 11.2(b), THE COMPANY ASSETS ARE BEING INDIRECTLY TRANSFERRED TO PURCHASER “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 3 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE COMPANY ASSETS, AND SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 6.6 AND SECTION 11.2(b), PURCHASER SHALL BE DEEMED TO BE TAKING THE COMPANY ASSETS THROUGH THE ACQUISITION OF THE ACQUIRED MEMBERSHIP INTERESTS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER THE EXPRESS PROVISIONS UNDER THIS AGREEMENT, PURCHASER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

(d) Any fact or item disclosed in any Schedule attached hereto shall be deemed disclosed in each other Schedule attached hereto to which such fact or item may apply so long as (i) such disclosing Schedule attached hereto is referenced by applicable cross-reference or (ii) it is reasonably apparent on its face that such disclosure is applicable to such other Schedule attached hereto. Inclusion of a matter on a Schedule attached hereto shall not be deemed an indication that such matter is, or may be, material or does, or may, have a Material Adverse Effect, is within or outside of the ordinary course of business. Schedules may include matters not required by the terms of the Agreement to be listed on the Schedule, which additional matters are disclosed for purposes of information only, and inclusion of any such matter does not mean that all such matters not required to be disclosed are included, or that any matter disclosed (including the amount or items related thereto) is required to be disclosed as material or threatened. The Schedules attached hereto shall not be deemed to expand in any way the scope or effect of any of the representations, warranties, covenants or agreements contained in this Agreement. No disclosure on a Schedule attached hereto relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication that any such breach or violation exists or has

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actually occurred. Moreover, in disclosing the information in the Schedules attached hereto, Seller expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

(e) As used herein, “Material Adverse Effect” means an event, occurrence or circumstance that, individually or in the aggregate, results or would be reasonably likely to result in a material adverse effect (x) on the ownership, assets, operations or financial condition of the Company Assets or the Company Businesses, as applicable, taken as a whole or (y) upon the ability of Seller to consummate the transactions contemplated in this Agreement; provided, however, that Material Adverse Effect shall not include (i) effects resulting from changes in commodity prices; (ii) any natural decline in well performance; (iii) general changes in industry, economic or political conditions, or financial markets; (iv) changes in condition or developments generally applicable to the oil and gas industry in any area or areas where the Company Assets are located or where the Company Businesses are conducted; (v) failure to meet internal or external forecasts or estimates of revenues, earnings, expenses, asset development or other financial or economic metrics for any period (excluding the underlying cause of such failure, which otherwise constitutes a Material Adverse Effect under this Section 3.31(e)); (vi) acts of God, force majeure events and Casualty Losses; (vii) acts or failures to act by Governmental Authorities; (viii) civil unrest or similar disorder or terrorist acts; (ix) changes in Laws or interpretations thereof by any Governmental Authority, including any changes in the deductibility of drilling, completion or operating costs; (x) any reclassification or recalculation of reserves in the ordinary course of business; (xi) effects or changes that are cured or no longer exist by the earlier of Closing or the termination of this Agreement pursuant to Article 10; (xii) actions taken or omissions made after the date of this Agreement as expressly permitted or required under this Agreement, including compliance with covenants set forth herein, or as agreed in writing by the Parties; (xiii) the performance of this Agreement and the transactions contemplated thereby; (xiv) changes resulting from the announcement or pendency of this Agreement or the transactions contemplated hereby; and (xv) any increase in the cost of or limit to the availability or timely placement of, the Financing (unless in the case of subparts (iii), (iv), (vi), (vii), (viii) and/or (ix), such event(s) disproportionately affects in any material respect the Company Assets as compared to other oil and gas assets where the Company Assets are located or the Companies as compared to other Persons in the oil and gas industry where the Company Businesses are located, as applicable).

Section 3.32 Information Supplied. The Information Statement (solely with respect to the portion thereof based on information supplied by Seller for inclusion or incorporation by reference therein, but excluding any portion thereof based on information provided by Purchaser, Purchaser Parent or any of their Affiliates for inclusion or incorporation by reference therein, with respect to which no representation is made by Seller) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.32, no representation or warranty is made by Seller with respect to information or statements made or incorporated by reference in the Information Statement that were not specifically supplied in writing by or on behalf of Seller.

Section 3.33 Specified Matters. As of the Closing, except as set forth on Schedule 3.33, there are no Damages incurred by, suffered by or owing by the Companies as of the Closing caused by, arising out of, or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets:

(a) any third party injury or death, or damage of third party properties (excluding any such property damage that is related to or caused by any Environmental Defect or properly charged or chargeable to the joint account by the operator under the applicable operating or unit agreement)

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occurring on or with respect to the ownership or operation of any Company Assets prior to the Closing Date;

(b) (i) those Proceedings relating to the Company Assets or any Company and for which Seller or any Company has been served prior to the Closing Date and (ii) BOEM or BSEE INCs and suspensions issued in writing prior to the Closing Date that have not been finally resolved;

(c) any civil fines or penalties or criminal sanctions imposed on a Company, to the extent resulting from any pre-Closing violation of Law (including any Environmental Law);

(d) any transportation or disposal of Hazardous Materials (other than Hydrocarbons) from any Company Asset to a site that is not a Company Asset prior to Closing that would be in violation of applicable Environmental Law or that would arise out of strict liability under applicable Environmental Law;

(e) the failure to pay or the incorrect payment by Seller or any Company to any royalty owner, overriding royalty owner or working interest owner under any Company Asset, insofar as the same are attributable to periods, and Hydrocarbons produced and marketed, prior to the Closing (excluding payment obligations relating to the Suspended Funds held by Seller, its Affiliates or any Company as of the Closing Date);

(f) any Retained Employee-Related Liabilities; and

(g) the Excluded Assets (clauses (a) through (g), collectively, the “Specified Matters”).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT

Purchaser and Purchaser Parent severally, but not jointly, represent and warrant to Seller the following as of the Execution Date and the Closing Date:

Section 4.1 Existence and Qualification. Each of Purchaser and Purchaser Parent is a corporation, validly existing and in good standing under the Laws of the State of Delaware.

Section 4.2 Power. Each of Purchaser and Purchaser Parent has the corporate power to enter into and perform its obligations under this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

Section 4.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) by Purchaser and Purchaser Parent, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser and Purchaser Parent. This Agreement has been duly executed and delivered by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing shall be duly executed and delivered by Purchaser or Purchaser Parent, as applicable) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser and Purchaser Parent, as applicable, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the Execution Date, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the Purchaser Parent Shares, have executed and delivered, prior to the execution of this Agreement, an irrevocable written consent to the transactions contemplated hereby, including the issuance of the Purchaser Parent Shares.

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Section 4.4 No Conflicts. Except for compliance with applicable Antitrust Laws, the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing), and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provision of the Organizational Documents of Purchaser or Purchaser Parent, (b) result in a default (with due notice or lapse of time or both) or the creation of any material Lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, or other financing instrument or contract to which Purchaser or Purchaser Parent is a party or by which such Person’s assets are bound, (c) violate any judgment, order, ruling, or regulation in any material respect applicable to Purchaser or Purchaser Parent or (d) violate any Law in any material respect applicable to Purchaser or Purchaser Parent.

Section 4.5 Consents, Approvals or Waivers. Except for compliance with the Antitrust Laws and Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

Section 4.6 Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Authority or arbitrator against Purchaser or Purchaser Parent or any Affiliate thereof which are reasonably likely to impair or delay Purchaser’s or Purchaser Parent’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 4.7 Financing. At Closing, Purchaser will have sufficient cash, available lines of credit or other sources of immediately available funds (in United States Dollars) to enable it to pay the Closing Cash Payment to Seller at the Closing (“Financing”). Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the Purchaser Parent Shares to Seller.

Section 4.8 Investment Intent. Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act. Purchaser is familiar with investments of the nature of the Acquired Membership Interests, understands that this investment involves substantial risks, has adequately investigated Seller, the Companies, the Company Assets and the Acquired Membership Interests, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Acquired Membership Interests, and is able to bear the economic risks of such investment. Purchaser has had the opportunity to visit with Seller or its Affiliates and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Companies, has received all materials, documents and other information that Purchaser deems necessary or advisable to evaluate the Acquired Membership Interests, and has made its own independent examination, investigation, analysis and evaluation of the Acquired Membership Interests, including its own estimate of the value of the Acquired Membership Interests. Purchaser has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Companies and Seller) as Purchaser deems adequate. Purchaser is acquiring the Acquired Membership Interests for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Acquired Membership Interests in violation of federal or state securities Laws.

Section 4.9 Independent Investigation. Purchaser is (and its advisors are) experienced and knowledgeable in the oil and gas business and aware of the risks of that business. Purchaser acknowledges and affirms that (a) as of the Execution Date, it has made all such independent investigation, verification, analysis and evaluation of the Company Assets and the Companies as it deems necessary or appropriate to enter into this Agreement and (b) it has made all such reviews and inspections of the Company Assets and the business, books and records, results of operations, conditions (financial or otherwise) and prospects of the Companies as it has deemed necessary or appropriate to execute and deliver this Agreement. Except for the representations and warranties expressly made by Seller in Article 3 and Section 6.8 of this Agreement or in the certificates to be delivered to Purchaser pursuant to Section 8.2(d) of this Agreement, Purchaser

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acknowledges that there are no representations or warranties, express or implied, as to the financial condition, assets, Damages, equity, operations, business or prospects of the Company Assets or the Companies or any Affiliate thereof, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon the representations and warranties expressly made in Article 3 and Section  6.8 and its own independent investigation, verification, analysis and evaluation.

Section 4.10 Liability for Brokers’ Fees. Neither Seller nor its Affiliates nor, prior to Closing, the Companies shall directly or indirectly have any Damages or be burdened as a result of undertakings or agreements of Purchaser or Purchaser Parent for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the purchase and sale transactions contemplated by this Agreement.

Section 4.11 Qualification. Purchaser is and as of the Closing will be qualified under all applicable Laws to own the Companies and indirectly hold the Company Leases, Company Rights-of-Way and other Company Assets, including those issued by the United States government and by other Governmental Authorities.

Section 4.12 Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.

Section 4.13 SEC Reports. Purchaser Parent has filed and made available to Seller via EDGAR all forms, reports and other documents publicly filed by Purchaser Parent with the Securities and Exchange Commission under the Exchange Act, since January 1, 2019. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Purchaser Parent may file after the date hereof and prior to the Closing Date) are referred to herein as the “Purchaser Parent SEC Reports.” The Purchaser Parent SEC Reports (a) were filed on a timely basis, (b) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder and (c) did not, at the time they were filed (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC Report), (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of Purchaser Parent SEC Reports other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the Purchaser Parent SEC Reports (x) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, (y) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the Securities and Exchange Commission), and (z) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of Purchaser Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

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Section 4.14 Investment Company. Neither Purchaser nor Purchaser Parent is (a) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) subject in any respect to the provisions of that act.

Section 4.15 NYSE Listing. Purchaser Parent’s common stock is listed on the New York Stock Exchange, and Purchaser Parent has not received any notice of delisting. Subject to the receipt of the New York Stock Exchange listing approval with respect to the Purchaser Parent Shares, the issuance and sale of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.

Section 4.16 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent or any of their Affiliates.

(b) Purchaser and Purchaser Parent are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

Section 4.17 Information Supplied. The Information Statement (excluding any portion thereof based on information provided by Seller for inclusion or incorporation by reference therein, with respect to which no representation is made by Purchaser or Purchaser Parent) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 5

COVENANTS OF THE PARTIES

Section 5.1 Press Releases and Disclosures. Purchaser Parent will file with the Securities and Exchange Commission a current report on Form 8-K, as required under the Exchange Act, and may file a Form D, pursuant to the rules of Regulation D under the Securities Act, that discloses this Agreement. Neither Seller, the Companies nor Purchaser, nor an Affiliate of any of them, shall make any press release or other public announcement or disclosure regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall not restrict disclosures to the extent (a) necessary for a Party to perform this Agreement (including disclosure to (i) a Governmental Authority or in respect of any Proceeding or legal proceeding or subpoena, (ii) any third Persons holding preferential rights to purchase any of the Acquired Membership Interests or the Company Assets, rights of consent or other rights that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents, (iii) Ridgewood Energy Corporation or its Affiliates (collectively, “Ridgewood”) by Seller or the Companies, and (iv) any of such Person’s representatives and advisors), (b) required (upon advice of counsel) by applicable securities or other applicable Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, (c) such Party has given the other Parties a reasonable opportunity to review such disclosure prior to its release and no objection is raised, (d) following the filing of the Agreement by Purchaser Parent as contemplated by the first sentence of this Section 5.1, either Party may discuss the information contained in such filing, including the terms of the Purchase Agreement contained in such filing, without the consent of the other Parties, and (e) notwithstanding the foregoing, Riverstone and its Affiliates shall be entitled to disclose information deemed confidential under this Agreement, as well as Confidential Information (as defined in the Confidentiality Agreement) to investors and limited partners, and to prospective investors or other Persons as part of fundraising or marketing activities undertaken by Riverstone or any of its Affiliates; provided such disclosures in the case of clauses (a)(iii), (a)(iv) and (e) are made to Persons subject to an

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obligation of confidentiality with respect to such information which is no less stringent than the confidentiality obligation contained in this Section 5.1 and restricting further disclosure, provided, further, that such Persons in the case of clauses (a)(iii), (a)(iv) and (e) shall be entitled to also make any of the disclosures in clauses (a)(i), (a)(iv) and (b); provided, further, that, in the case of clauses (a) and (b), each Party shall use its reasonable efforts to consult with the other Parties regarding the contents of any such release or announcement prior to making such release or announcement, if it may do so without incurring liability.

Section 5.2 Operation of Business. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the documents or instruments contemplated to be entered into to consummate the transactions contemplated hereby (the “Transaction Documents”), until the Closing or the termination of this Agreement, Seller shall cause the Companies to (x) own and operate the Company Assets in the ordinary course consistent with past practices, subject to the terms and conditions of this Agreement, (y) not engage in any business other than the Company Businesses and (z) keep and maintain (in all material respects) accurate books, records and accounts in the ordinary course and consistent with past practices. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the Transaction Documents, without limiting the generality of the preceding, from the Execution Date until the Closing or the termination of this Agreement, Seller shall, and/or shall cause the Companies to:

(a) not lease, transfer, sell, hypothecate, encumber (including grant or create any preferential right) or otherwise dispose of any Company Assets, except for (i) sales and dispositions of Hydrocarbons in the ordinary course of business consistent with past practices, (ii) reductions or forfeitures of interest due to non-consent elections made in the ordinary course of business, interests earned by non-consent parties after non-consent payouts, and other interests subject to earnout, back-in interests, net profits interests or similar contingent payout or interests provisions in Material Contracts in effect on the Execution Date, or (iii) assignment of the Excluded Assets pursuant to the Excluded Assets Assignment;

(b) not prematurely terminate, materially amend (or waive any rights), execute or extend any Material Contracts;

(c) use its commercially reasonable efforts to maintain insurance coverage on the Company Assets set forth on Schedule 3.17 in the amounts and of the types set forth on Schedule 3.17 or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

(d) use its commercially reasonable efforts to maintain all Permits which have been maintained by Seller or any Company as of the Execution Date (if any) in effect that are necessary or required for the ownership of the Company Assets;

(e) maintain all bonds, letters of credit, guarantees and other financial assurance, including those required by BSEE, in each case, to the extent maintained by Seller or any Company as of the Execution Date (if any) and required to own and/or operate the Company Assets in the ordinary course consistent with past practices;

(f) other than with respect to those matters described on Schedule 3.6, not institute, waive, compromise or settle any claim with respect to any Company or any Company Assets where the amount at issue is Five Hundred Thousand Dollars ($500,000) or greater on an eight-eighths (8/8ths) basis;

(g) except for operations undertaken to perpetuate any Company Assets, not propose any operation with respect to the Company Assets, the cost of which exceeds Five Hundred Thousand Dollars ($500,000), on an eight-eighths (8/8ths) basis, without first obtaining Purchaser’s written consent;

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(h) forward any AFE or similar request from a third party with respect to the Company Assets to Purchaser as soon as is reasonably practicable, and thereafter consult with Purchaser regarding whether or not the applicable Company should elect to participate in such operation, provided that in no event shall Seller be required to elect to cause the applicable Company to participate in any operation or to unreasonably delay making an election in respect thereof;

(i) not (i) propose to abandon any Company Well, or (ii) agree to abandon any Company Well without first consulting with Purchaser;

(j) keep Purchaser reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted with respect to any Company Assets;

(k) (i) forward to Purchaser any production information and lease operating statements received by Seller or the Companies after the Execution Date from any third party that can be forwarded to the extent not requiring Seller or any Company to incur any Damages or break confidence with any applicable Person (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser to access such information, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages), and (ii) without incurring any Damages or cost, use its commercially reasonable efforts to seek all production information reasonably requested by Purchaser for Seller to seek from a third party operator that Seller has the right to obtain from such third party operator and provide such information to Purchaser upon receipt;

(l) notify Purchaser if any Company Lease terminates promptly upon learning of such termination;

(m) to the extent that the applicable Governmental Authority does not request Seller or the applicable Company to not disclose such matter, advise Purchaser of any material notices from any Governmental Authority with respect to idle iron obligations or directives or financial assurance obligations to the extent pertaining to the Company Assets;

(n) promptly notify Purchaser of any proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which Seller or any Company becomes aware, and Seller and such Company will not protest such proposed unitization, communitization and/or similar arrangement and/or application without Purchaser’s prior written consent;

(o) other than as provided in (i) above, not agree to participate in any operations with respect to the Company Assets for which Purchaser would be responsible after Closing, other than transactions in the normal, usual and customary manner, of a nature and in an amount not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate, consistent with past practices employed by such Person with respect to the Company Assets;

(p) not take, nor permit any of its Affiliates (or authorize any investment banker, financial advisor, attorney, accountant or other Person retained by, acting for or on behalf of Seller, any Company or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage or negotiate any offer or inquiry from any Person concerning the direct or indirect acquisition of Seller, a Company or the Company Assets by any Person other than Purchaser or its Affiliates; and

(q) not commit to do any act prohibited by the foregoing clauses of this Section 5.2.

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Requests for approval or consent of any action restricted by this Section 5.2 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a) or (p) of this Section 5.2 or to the extent related to these clauses, clause (q) of this Section 5.2), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.2, in the event of an emergency, Seller or the applicable Company may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Companies own undivided interests in the respective Company Assets, and that neither the Companies nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.2, and/or with respect to clause (x), (y), (z), (c), (f), (h), (i)(i), (j), (n) or (o) (and to the extent related to these clauses, clause (q)) of this Section 5.2, certain Material Contracts, exist that may prevent Seller’s or the Companies’ performance of certain of the covenants set forth in this Section 5.2, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.2, nor shall any action required by a vote of working interest owners constitute such a violation so long as the applicable Companies have voted their respective interests in a manner consistent with this Section 5.2.

Section 5.3 Conduct of the Companies. Except as set forth in Schedule 5.3 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or the Transaction Documents, until the Closing, Seller shall not permit any Company to do any of the following without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3)):

(a) amend its Organizational Documents;

(b) (A) issue, transfer, sell, dispose of, pledge, encumber (other than any Permitted Interest Encumbrances) any equity interest in any Company, (B) make or declare any non-cash dividend or distribution with respect to any of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in any Company, or (C) redeem or otherwise acquire any shares of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in any Company;

(c) except for indebtedness (or guarantees of such indebtedness) to or for another Company, incur or assume a Loan or incur, create or assume any Lien with respect to any of the Company Assets;

(d) make any change in any method of accounting or accounting principles other than those required by the Accounting Principles;

(e) acquire by merger, consolidation or purchase of equity interests, or by purchasing a substantial portion of the assets of, or by any other manner (other than by any third Person non-consent elections), any interests in a corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that are in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate;

(f) to the extent relating to Seller Taxes, (i) make, change or rescind any material election relating to Taxes, (ii) make any change in any material Tax reporting principles, methods or policies, (iii) file any material amended Tax Return or claim for refund, (iv) settle or compromise any material

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liability with respect to Taxes, (v) surrender any right to claim a refund of material Taxes, (vi) enter into any closing agreement affecting any liability with respect to material Taxes or material refund or (vii) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(g) to the extent relating to any Taxes for which Purchaser is responsible, (i) make, change or rescind any election relating to Taxes, (ii) make any change in any Tax reporting principles, methods or policies, (iii) file any amended Tax Return or claim for refund, (iv) settle or compromise any liability with respect to Taxes, (v) surrender any right to claim a refund of Taxes, (vi) enter into any closing agreement affecting any liability with respect to Taxes or refund or (vii) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment;

(h) adopt a plan of complete or partial liquidation or authorize or undertake a dissolution, consolidation, restructuring, recapitalization or other reorganization;

(i) make any Loan (excluding (i) accounts receivable in the ordinary course of business or (ii) advances or cash call payments to the operator or counterparty as required under applicable operating or service agreements);

(j) form any subsidiaries;

(k) terminate or voluntarily relinquish any material Permit necessary for the conduct of the applicable Company’s business in accordance with past practices except in the ordinary course of business;

(l) hire any employees, engage any independent contractor or establish, or become obligated to contribute to, any Benefit Plan or other employee benefit or compensation plan, program, policy, agreement or arrangement; or

(m) agree to do any of the foregoing.

Requests for approval or consent of any action restricted by this Section 5.3 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.3, in the event of an emergency, Seller may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Companies own undivided interests in the respective Company Assets, and that neither the Companies nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.3 exist that may prevent Seller’s or the Companies’ performance of certain of the covenants set forth in this Section 5.3, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.3, nor shall any action required by a vote of working interest owners constitute such a violation so long as the applicable Companies have voted their respective interests in a manner consistent with this Section  5.3.

Section 5.4 Update of Schedules. With respect to the representations and warranties of Seller contained in this Agreement, Seller shall have the continuing right until Closing to add, amend or

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supplement the Schedules to its representations and warranties with respect to any matter first learned of by Seller (provided that Seller shall not have Knowledge of such matter on or prior to the Execution Date) or first arising after the Execution Date which, if existing at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules; provided that Seller shall use its commercially reasonable efforts to provide Purchaser with oral notice by telephone at least two (2) Business Days prior to any such addition, amendment, or supplement to the Schedules, and Seller shall cooperate with Purchaser as reasonably requested by Purchaser with respect to drafting any such addition, amendment, or supplement to the Schedules. Except as set forth in the last sentence of this Section 5.4, any disclosure in any such addition, amendment or supplement shall not be deemed to have subsequently cured any inaccuracy in or breach of any representation or warranty as of the date made in this Agreement, including for the purposes of indemnification and termination rights contained in this Agreement or determining whether the conditions set forth in Section 7.2(a) have been fulfilled. Notwithstanding the foregoing, in the event that (a) the conditions set forth in Section 7.2(a) are not fulfilled as a result of, in whole or in part, all or any matters that Seller has included in any addition, amendment or supplement to any Schedules pursuant to this Section 5.4 and (b) Purchaser elects to proceed with Closing notwithstanding the conditions set forth in Section 7.2(a) not being fulfilled, then in such event all disclosures in any such addition, amendment or supplement shall be deemed to have cured any applicable inaccuracy or breach of any representation or warranty contained in this Agreement for the purposes of determining Seller’s indemnity obligations under Article 11, and Seller shall be deemed to have waived any remedy with respect to such disclosures.

Section 5.5 Commercially Reasonable Efforts; Further Action. If applicable, Seller and Purchaser shall (x) make or cause to be made any filings that may be required under the HSR Act and any other applicable Antitrust Law, with respect to the transactions contemplated hereby as promptly as practicable, but with respect to the HSR Act, in no event later than ten (10) Business Days, after the Execution Date, (y) bear their own costs and expenses incurred in connection with such filings and shall each pay fifty percent (50%) of any filing fees in connection therewith, and (z) use their commercially reasonable efforts to respond at the earliest practicable date to any requests for additional information made by the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other applicable Governmental Authority. In connection with this Section 5.5, the Parties shall, to the extent permitted by Laws, (i) cooperate in all material respects with each other in connection with any filing, submission, investigation or inquiry, (ii) absent an objection from a Governmental Authority, provide advance notice and allow the other Party or Parties to participate in every communication with a Governmental Authority, provided that this clause shall not apply to a communication initiated by the Governmental Authority without advance notice to a Party, in which case the next clause shall apply, (iii) promptly inform the other Party or Parties of any communication received by such Party from, or given by such Party to, the DOJ or the FTC or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding the transactions contemplated hereby, (iv) have the right to review in advance, and to the extent practicable, each shall consult any other on, any filing made with, or written materials to be submitted to, the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, any other Person, in connection with the transactions contemplated hereby, and (v) consult with each other in advance of any meeting, discussion, telephone call or conference with the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person. Each of Seller and Purchaser shall provide the other Party or Parties with information that is reasonably requested and that is reasonably necessary to obtain the expiration of the waiting period under the HSR Act; provided, however, that no Party would be required to share information that (A) is subject to the attorney-client or work product privilege, absent entry of a mutually acceptable joint defense agreement or (B) reflects the value of the transaction. Notwithstanding the foregoing or anything else to the contrary herein, in no event will either of the Parties or any of their Affiliates be required to agree in connection with such filings contemplated by this Section 5.5 to any divestiture, transfer or licensing of its properties, assets or businesses, or to the imposition of any limitation on the ability of any of the foregoing to conduct its businesses or to own or exercise control of its assets and properties.

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Section 5.6 Intercompany Indebtedness. Subject to Section 5.10 and Section 5.17, and without limiting the Parties’ rights or obligations set forth in Section 1.4, Seller shall, and shall cause its Affiliates (other than the Companies) to, release from Damages and to cancel any indebtedness or payables from each Company to Seller or its Affiliates (other than the Companies), and shall cause each Company to release from Damages and to cancel all receivables from Seller or its Affiliates (other than the Companies).

Section 5.7 Hedges. After the Execution Date, Seller shall cause the Companies not to enter into any futures, options, swaps or other derivatives with respect to the sale of production from the Company Assets (the “Derivatives”).

Section 5.8 Further Assurances. After Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 5.9 Replacement of Bonds, Letters of Credit and Guarantees. The Parties understand that none of the Sinking Funds set forth on Schedule A and maintained by Seller, Ridgewood or any of their Affiliates on behalf of the Companies and none of the bonds, letters of credit, cash collateral and guarantees, if any, posted by Seller, the Companies or any of their Affiliates with any Governmental Authority or third Person are to be transferred to Purchaser, and none of the Sinking Funds (including those not set forth on Schedule A, if any) are intended to be for the economic benefit of Purchaser, or, following the Closing, the Companies. On or before the Closing, Purchaser shall obtain, or cause to be obtained in the name of Purchaser, replacements for the bonds, letters of credit, cash collateral and guarantees necessary for the ownership and operation of the Companies and the Company Assets and identified in Schedule 3.30. Purchaser shall use commercially reasonable efforts to assist Seller in its efforts to cause, effective as of the Closing or after Closing if applicable, the cancellation or return to Seller of such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Companies or any of their Affiliates, and shall promptly remit the proceeds or credits associated with the release of any of the foregoing to Seller or its designee; provided that, notwithstanding the foregoing, (a) Seller acknowledges and agrees that Purchaser does not warrant that such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, any Company or any of their Affiliates will be cancelled or returned to Seller by the applicable third party, which cancellation or return shall be the sole responsibility of Seller or its Affiliates, and (b) subject to Purchaser’s use of commercially reasonable efforts as required by this sentence, Purchaser shall not (except as set forth in the immediately succeeding sentence and associated indemnification set forth in Section 11.2(a)(i)) be liable to any Seller Indemnified Party if any such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller or such Affiliates are not cancelled or returned to Seller by the applicable third party. For the avoidance of doubt, if the applicable third party calls upon or draws down any such non-cancelled or unreturned bonds, letters of credit, cash collateral or guarantees posted (or supported) by Seller, the Companies or any of their Affiliates, any Damages with respect to the drawing or calling upon of such credit support shall be covered by the indemnification set forth in Section 11.2(a)(i). Purchaser may also provide evidence that such replacements are not necessary as a result of existing bonds, letters of credit, cash collateral or guarantees that Purchaser has previously posted as long as such existing bonds, letters of credit, cash collateral or guarantees are adequate to secure the release of those posted (or supported) by Seller, the Companies or any of their Affiliates.

Section 5.10 Certain Affiliate Transactions. At or prior to the Closing, Seller shall, and shall cause the Companies to, terminate all intercompany agreements, contracts, loans, payables, receivables, arrangements and any other transactions between any Company, on the one hand, and Seller or any of its Affiliates (other than the Companies), on the other hand (the “Affiliate Transactions”), including all Affiliate Contracts and the intercompany arrangements in Schedule 5.10, in each case, for the avoidance of doubt, other than the Ridgewood MSA. Additionally, at or prior to the Closing, Seller shall cause the applicable Companies to execute and deliver an Excluded Assets Assignment as contemplated in Section 1.3.

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Section 5.11 Preferential Purchase Rights; Consents.

(a) With respect to each Preferential Purchase Right set forth in Schedule 3.11(a), if any, within ten (10) Business Days of the Execution Date, Seller shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. If Purchaser or Seller discovers any Preferential Purchase Right following the Execution Date that is not set forth in Schedule 3.11(a), Seller, within five (5) Business Days of the date Seller becomes aware of such Preferential Purchase Right, shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. Seller shall provide Purchaser with (x) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(a) promptly after sending the same to such holder and (y) copies of any written responses received from any such holder promptly after receiving the same.

(i) If, prior to Closing, any holder of a Preferential Purchase Right notifies Seller that it intends to consummate the purchase of the Company Asset to which its Preferential Purchase Right applies, then the Company holding the Company Asset subject to such Preferential Purchase Right shall not be assigned to Purchaser at Closing and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company being so excluded. Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Purchase Right prior to Closing. If such holder of such Preferential Purchase Right thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale but not later than sixty (60) days following the Closing Date, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the Company that was so excluded prior to Closing, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Assets, and (C) Seller shall assign to Purchaser the affected Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(ii) If, as of Closing, the time for exercising a Preferential Purchase Right has not expired and such Preferential Purchase Right has not been exercised or waived, then the Company holding the Company Asset subject to such Preferential Purchase Right shall not be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company being so excluded. In the event that such holder exercises its Preferential Purchase Right following the Closing and consummates the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right in accordance therewith, if the exercise of such Preferential Purchase Right was with respect to substantially all of the Company Assets held by the affected Company, then Seller shall have no further obligation to sell or convey the affected Company and Purchaser shall have no further obligation to purchase, accept or pay for such affected Company, and the affected Company shall not be assigned to Purchaser at Closing. If, within sixty (60) days following the Closing Date, (x) the applicable Preferential Purchase Right is waived or expires without exercise by the holder thereof, (y) the holder that has exercised the applicable Preferential Purchase Right after Closing thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale, or (z) the applicable Preferential Purchase Right was exercised (and the purchase by the holder thereof of the Company Assets (or portion thereof) covered by such Preferential Purchase Right was consummated), but only with respect to less than substantially all of the Company Assets held by the affected Company, (A) Seller shall so

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notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the affected Company that was so excluded, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (provided that, with respect to clause (z), the price paid to Seller shall be less the Allocated Value of the Company Assets subject to the exercised Preferential Purchase Right and sold to the holder thereof) and (C) Seller shall assign to Purchaser the affected Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(iii) If all of the Preferential Purchase Rights applicable to any of the Company Assets held by a single Company have been waived, or the period to exercise the applicable Preferential Purchase Rights has expired without exercise by the holder thereof, in each case, prior to Closing, then such Company shall be sold to Purchaser at Closing pursuant to the provisions of this Agreement.

(b) With respect to each Consent set forth in Schedule 3.11(b), within ten (10) Business Days of the date hereof, Seller shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent seeking such holder’s consent to the transactions contemplated hereby. If Purchaser or Seller discovers any Consent following the Execution Date that is not set forth in Schedule 3.11(b), Seller, within five (5) Business Days of the date Seller becomes aware of such Consent, shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent. Seller shall provide Purchaser with (i) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(b) promptly after sending the same to such holder and (ii) copies of any written responses received from any such holder promptly after receiving the same.

(i) If (A) Seller fails to obtain a Consent prior to Closing and the failure to obtain such Consent would cause (1) the change of control of the Company Asset affected thereby to Purchaser to be void or voidable or (2) the termination of a Company Lease, Company Right-of-Way or Company Contract under the express terms thereof (or give the holder of such Company Lease, Company Right-of-Way or Company Contract the express right to terminate the same) or (B) a Consent requested by Seller is denied in writing (each, a “Hard Consent”), then, in each case, the Company affected by such un-obtained Consent shall not be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company so excluded. In the event that a Consent (with respect to a Company Asset excluded pursuant to this Section 5.11(b)) that was not obtained prior to Closing is obtained within sixty (60) days following Closing, then, within ten (10) days after such Consent is obtained, (x) Purchaser shall purchase the affected Company that was so excluded as a result of such previously un-obtained Consent and pay to Seller the amount by which the Cash Purchase Price was reduced at Closing with respect to the Company Assets so excluded and (y) Seller shall assign to Purchaser the Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(ii) If Seller fails to obtain a Consent prior to Closing and such Consent is not a Hard Consent, then the Company holding the Company Asset subject to such un-obtained Consent shall nevertheless be assigned to Purchaser at Closing, without adjustment to the Cash Purchase Price.

(iii) Prior to Closing, Seller and Purchaser shall use their commercially reasonable efforts to, and Seller shall cause the Companies to use their commercially reasonable efforts to, obtain all Consents; provided, however, that no Party shall be required to incur any Damages to the holder of such Consent or pay any money in order to obtain any such Consent.

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Section 5.12 Release. Effective as of the Closing, Seller, on behalf of itself and its Affiliates (other than the Companies), hereby releases, acquits and forever discharges the Companies, and Purchaser, on behalf of each Company, hereby releases, acquits and forever discharges Seller and its Affiliates (Seller and its Affiliates (other than the Companies), and Purchaser on behalf of the Companies, in each case, in such Person’s capacity as a releasing party pursuant to the foregoing, the “Releasing Parties”, and the Companies, and Seller and its Affiliates, in each case, in such Person’s capacity as a released party pursuant to the foregoing, the “Released Parties”), from and against any and all Damages, whether known or unknown, which the Releasing Parties have or may come to have against the Released Parties, whether directly, indirectly or derivatively, in each case arising prior to the Closing Date and relating to the Affiliate Transactions, the Acquired Membership Interests, the Company Assets or the Company Businesses, or to Seller and its Affiliates to the extent relating to the Companies, in each case, WHETHER OR NOT THE LIABILITIES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY RELEASED PARTY; PROVIDED THAT THE FOREGOING RELEASE SHALL NOT COVER ANY DAMAGES FOR WHICH THE RELEASING PARTY IS ENTITLED TO AN INDEMNITY PURSUANT TO ARTICLE 11.

Section 5.13 Casualty and Condemnation. If, after the Execution Date but prior to the Closing Date, any portion of the Company Assets is damaged or destroyed by fire, hurricanes and storms, wind damage, other severe weather events or other casualty or is taken in condemnation or under right of eminent domain (excluding normal wear and tear, mechanical failure or gradual structural deterioration of materials, equipment and infrastructure, or reservoir changes or depletion due to normal production, each, a “Casualty Loss”), the Parties shall notwithstanding the Casualty Loss proceed to Closing (unless otherwise provided in Section 7.1 or Section 7.2), and, at Seller’s election, one of the following remedies shall be implemented with respect to any Casualty Loss in excess of Seven Hundred Fifty Thousand Dollars ($750,000) net to the interest of the applicable Company(ies): (a) Seller shall cause the Company Assets affected by such Casualty Loss to be repaired or replaced prior to the Closing to the condition of such assets prior to the occurrence of such Casualty Loss, at Seller’s sole cost and expense; or (b) reduce the Cash Purchase Price by the amount (net to the applicable Company’s Working Interest in the affected assets) that the Parties agree would be reasonably required to repair or replace the affected assets to the condition of such assets prior to the occurrence of such Casualty Loss. In each case, Seller shall retain all rights to insurance, condemnation awards and other claims against third parties with respect to the Casualty Loss.

Section 5.14 Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.

Section 5.15 Cooperation with Purchaser Parent Securities Filings. From and after the Execution Date and at any applicable time within 36 months after the Closing:

(a) Seller shall, and shall cause its Affiliates to, furnish all information about Seller, the Acquired Membership Interests or the Company Assets, and all financial information related thereto to Purchaser Parent as Purchaser Parent may reasonably request in connection with the preparation and filing of any filings that Purchaser Parent or any of its Affiliates may be required to make with the Securities and Exchange Commission under applicable Law in connection with the transactions contemplated hereby, the financing thereof or any other matters, that includes information regarding Seller, the Acquired Membership Interests or the Company Assets (the “Required Purchaser Filings”). Purchaser Parent or any applicable Affiliate shall indemnify and hold harmless Seller and its Affiliates from and against any and all losses or damages actually suffered or incurred by them directly in connection with any Required Purchaser Filing (other than to the extent related to information provided by Seller regarding Seller, the Acquired Membership Interests or the Company Assets). Furthermore, any reasonable documented out-of-pocket expenses incurred by Seller or its Affiliates in the performance of this Section 5.15, including any expenses associated with obtaining audited financials,

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and any legal fees, shall be reimbursed to Seller by Purchaser promptly upon receipt of an invoice therefor.

(b) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to obtain the consents of Deloitte & Touche LLP to include the reports of Deloitte & Touche LLP with respect to any financial statements related to Seller, the Acquired Membership Interests or the Company Assets in the Required Purchaser Filings, each dated as of the filing date of the applicable Required Purchaser Filing or such other date as reasonably requested by Purchaser Parent. In addition, Seller will not object to the use of any such financial statements in connection therewith.

(c) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to cause to be delivered to Purchaser Parent, at Purchaser Parent’s expense, “comfort” letters of Deloitte & Touche LLP, each dated as of a date as reasonably requested by Purchaser Parent, and addressed to Purchaser Parent or its specified Affiliate or Affiliates with regard to financial statements and financial information related to Seller, the Acquired Membership Interests or the Company Assets included in, or incorporated by reference into, any such Required Purchaser Filing, in form and substance customary in scope and substance for “comfort” letters delivered by independent public accountants in connection with underwritten public debt or equity offerings.

Section 5.16 Preparation of Information Statement. As promptly as reasonably practicable after the Execution Date, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party.

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Section 5.17 Distributions. On or prior to the Closing, Seller shall be entitled to cause the Companies to make a distribution to Seller of all cash held in any bank accounts held by Seller and its Affiliates (other than the Companies), or Ridgewood, on behalf of the Companies, other than the Suspended Funds, if any (which shall remain held by each Company as of the Closing), and, in each case, there shall be no adjustment to the Purchase Price therefor.

Section 5.18 R&W Policy.

(a) Purchaser has conditionally bound a representations and warranties insurance policy (the “R&W Policy”) pursuant to the binder agreement which was provided to Seller for review in advance of the Execution Date and which is attached hereto as Exhibit H (the “R&W Conditional Binder”). From and after the Execution Date, each Party shall use its commercially reasonable efforts to satisfy the conditions set forth in the R&W Conditional Binder as of the Closing Date. The R&W Policy shall contain: (i) a waiver of subrogation, contribution, or otherwise by the insurer in favor of the Seller Indemnified Parties, except against Seller or any “Seller” under the Other PSAs or with respect to such Seller’s or “Seller’s” (as applicable) actual and intentional fraud in the making of the representations and warranties set forth in Article 3 of this Agreement (or the corresponding article setting forth any “Seller’s” representations and warranties in any Other PSA, as applicable), it being understood that the fraud of one Seller or “Seller” (as applicable) shall not be imputed to any other Seller or “Seller” (as applicable); and (ii) a statement that each Seller Indemnified Party is an intended third party beneficiary of the foregoing subrogation limitation.

(b) Seller and Purchaser shall each pay fifty percent (50%) of all costs of obtaining the R&W Policy, specifically the premium, surplus lines Taxes and fees, and any related broker compensation and underwriting fees; provided that Seller’s share of such costs shall be paid by Seller via the adjustment of the Cash Purchase Price pursuant to Section 2.3(n).

(c) Purchaser agrees that after the Closing it will not agree to any amendment of the R&W Policy that would be expected to cause actual and material prejudice to Seller without Seller’s prior written consent.

(d) Notwithstanding anything to the contrary in this Agreement, none of the Seller Indemnified Parties shall be entitled to any proceeds from the R&W Policy.

Notwithstanding anything in this Section 5.18 or otherwise to the contrary, nothing herein shall be interpreted to limit Purchaser’s rights to make or pursue claims, or secure recovery under the R&W Policy, as Purchaser believes, in its sole discretion, to be in Purchaser’s interests.

ARTICLE 6

EXAMINATION OF TITLE AND PROPERTIES

Section 6.1 Access.

(a) From and after the Execution Date until Closing or termination of this Agreement, Seller shall, or shall cause the Companies to afford to Purchaser (and any of its officers, employees, agents, accountants, attorneys, investment bankers, landmen, consultants or other designated representatives (collectively, “Purchaser’s Representatives”)), reasonable access to the Companies’ and, to the extent related to the Companies or the Company Assets, Seller’s, books and records (including the Company Records), in each case, in the possession or control of the Companies or their Affiliates, and, solely for the purpose of Purchaser’s due diligence investigation of the Company Assets, but only to the extent that Seller or the Companies, as applicable, may do so without violating any confidentiality or other obligations to any third Person or waiving any right to any legal privilege (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser and Purchaser’s Representatives to gain such access, provided, further, that Seller shall not

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be obligated to expend any monies or incur any Damages). Seller shall use its commercially reasonable efforts to provide Purchaser and/or Purchaser’s Representatives with reasonable access to the representatives of Ridgewood for the purposes of Purchaser’s due diligence investigation of the Company Assets. All access by Purchaser shall be limited to Seller’s or the Companies’ or Ridgewood’s normal business hours, and Purchaser’s review shall be conducted in a manner that minimizes interference with Seller’s or its Affiliates’ or Ridgewood’s businesses.

(b) Purchaser acknowledges that (i) neither Seller nor the Companies are able to provide physical access to the Company Assets and (ii) Seller and its Affiliates cannot cause Ridgewood to have discussions with Purchaser or Purchaser’s Representatives. Notwithstanding the foregoing, Seller shall use commercially reasonable efforts to provide Purchaser access to the Company Assets, and Purchaser acknowledges that it may be required to enter into indemnity, bonding or other similar agreements with the applicable operator of any Company Assets. All inspections pursuant to this Section 6.1 shall (subject to Section 6.2(b)) be conducted at Purchaser’s sole cost, risk and expense, and any conclusions made from any such investigation done by Purchaser or any of Purchaser’s Representatives shall result from Purchaser’s own independent review and judgment. Purchaser agrees to comply with (and to cause Purchaser’s Representatives to comply with) the rules, regulations and instructions issued by Seller and its Affiliates, the Companies or Ridgewood, as applicable, regarding the actions of Purchaser (and Purchaser’s Representatives) in conducting any inspection pursuant to this Section 6.1.

Section 6.2 Environmental Inspection.

(a) Purchaser acknowledges that neither Seller nor the Companies are able to provide physical access to the Company Assets. Nonetheless, if reasonably requested by Purchaser, Seller shall request the permission of the applicable third party operator to allow Purchaser and Purchaser’s Representatives, subject to Section 6.2(b), at Purchaser’s sole cost, risk and expense, reasonable access to the Company Assets to conduct Phase I Activities, field inspections and compliance reviews for purposes of Purchaser’s due diligence investigation of environmental matters relating to the Company Assets (“Purchaser’s Phase I Environmental Review”) but only to the extent that Seller or the Companies, as applicable, may do so without violating any confidentiality or other obligations to any third Person. Purchaser shall, and shall cause Purchaser’s Representatives to, abide by the applicable operators’ implemented safety rules, regulations and operating policies of which they are informed in conducting Purchaser’s Phase I Environmental Review. The scope of work comprising Purchaser’s Phase I Environmental Review shall be limited to those activities permitted by the applicable operator and any contractual obligations burdening Seller or the Companies, and shall not include any sampling, testing or other invasive activities. Purchaser shall (i) consult with Seller before conducting any work comprising Purchaser’s Phase I Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s or the Companies’ (or any of their Affiliates’) normal operations, (iii) comply with all Environmental Laws applicable to Purchaser’s Phase I Environmental Review and customary industry practices and all rules of the applicable operator and any contractual obligations burdening Seller or the Companies, and (iv) promptly restore the Company Assets and repair to the approximate same condition any damage thereto resulting from Purchaser’s Phase I Environmental Review. Seller shall have the right to have one or more representatives accompany Purchaser at all times during Purchaser’s Phase I Environmental Review, and Purchaser shall give Seller or the Companies at least forty-eight (48) hours’ notice prior to any visits by it (or any Purchaser’s Representatives) to the applicable Company Assets. The Parties agree that all information discovered during Purchaser’s Phase I Environmental Review shall be governed by the terms of the Confidentiality Agreement.

(b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND WITHOUT LIMITING PURCHASER’S RIGHTS TO INDEMNIFICATION UNDER ARTICLE 11, PURCHASER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER INDEMNIFIED PARTIES, FROM AND AGAINST ANY AND ALL DAMAGES ARISING

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OUT OF, RESULTING FROM, BASED ON, ASSOCIATED WITH, OR RELATING TO, IN ANY WAY, PURCHASER’S DUE DILIGENCE ACTIVITIES OR THE ACCESS AFFORDED TO PURCHASER OR PURCHASER’S REPRESENTATIVES PURSUANT TO THIS ARTICLE 6, REGARDLESS OF WHETHER SUCH DAMAGES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY SELLER INDEMNIFIED PARTY, EXCEPTING ONLY DAMAGES (A) TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER INDEMNIFIED PARTY OR (B) RELATED TO ANY ENVIRONMENTAL CONDITION UNCOVERED OR DISCOVERED BY PURCHASER OR PURCHASER’S REPRESENTATIVES DURING THE COURSE OF PURCHASER’S DUE DILIGENCE REVIEW TO THE EXTENT THE SAME WERE NOT CAUSED OR EXACERBATED BY PURCHASER’S OR PURCHASER’S REPRESENTATIVES’ DUE DILIGENCE ACTIVITIES. THE FOREGOING INDEMNITY SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY TERMINATION OF THIS AGREEMENT.

(c) All information obtained by Purchaser and its representatives under this Section 6.2 shall be subject to Section 5.1 and the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information. In the event that Purchaser receives any reports generated by third parties in connection with any inspections, examinations, investigations, studies or assessments conducted by or on behalf of Purchaser in connection with the transactions contemplated by this Agreement, Purchaser shall make such reports available to Seller at Seller’s request and (i) prior to the Closing, Purchaser shall not disclose any such reports without the prior written consent of Seller and (ii) from and after the Closing, Seller shall not disclose any such reports without the prior written consent of Purchaser.

Section 6.3 Exclusive Remedy.

(a) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any defect of title (including any Title Defect) with respect to the Companies or the Company Assets, and the provisions of Article 11 shall not apply with respect to any defect in title (including any Title Defect), except with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8, or with respect to item (1) on Schedule 3.6 (under Section 11.2(b)(iii)(C)). Notwithstanding anything contained in this Agreement to the contrary, a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24 or Section 3.33(e) shall not constitute a Title Defect under this Article 6.

(b) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any Environmental Defect and any Environmental Liability with respect to the Companies or the Company Assets, and the provisions of Article 11 shall not apply with respect to any Environmental Defect or any Environmental Liability, except with respect to a breach of the representations and warranties set forth in Section 3.8, Section 3.33(c) or Section 3.33(d) or with respect to item (2) on Schedule 3.6 (under Section 11.2(b)(iii)(C)).

Section 6.4 Notice of Title Defects and Title Benefits; Remedies.

(a) If either Party discovers any Title Benefit, or if Purchaser discovers any Title Defect, then such Party shall be obligated to deliver to the other Party, in each case, on or prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Title Defect Deadline”), a Title Notice with respect to such Title Benefit or Title Defect, as applicable. To assert a claim with respect to a Title Defect, or a Title Benefit, as applicable, and for such claim to be effective, Seller or Purchaser must deliver a Title Notice which substantially satisfies the requirements set forth in the definition of Title

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Notice on or before the Title Defect Deadline. Except for claims with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8, or with respect to item (1) on Schedule 3.6 (under Section 11.2(b)(iii)(C)), from and after Closing, Seller and Purchaser shall be deemed to have waived, and neither Purchaser nor Seller, respectively, shall have any Damages for, any Title Benefit or Title Defect for which Purchaser or Seller, respectively, has not received a Title Notice that substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline; provided, however, that the foregoing shall not release Purchaser from any breach of its obligation to deliver a Title Notice in connection with its discovery of a Title Defect or Title Benefit prior to the Title Defect Deadline.

(b) With respect to each Company Lease, Company Unit or Company Well for which Purchaser has asserted a Title Defect pursuant to a timely delivered Title Notice in substantial compliance with the definition of Title Notice (each such Company Lease, Company Unit or Company Well, a “Title Defect Property”), Seller shall have the right until the Closing Date to cure any asserted Title Defect and/or to notify Purchaser of those asserted Title Defects that Seller disputes (each, a “Title Dispute Election”). Subject to Seller’s continuing right to dispute the existence of a Title Defect or the Title Defect Amount with respect thereto, with respect to each uncured Title Defect Property timely reported under Section 6.4(a), Seller shall have the right to elect any of the following:

(i) if Purchaser and Seller mutually agree, Seller shall retain at Closing the Company holding the affected Title Defect Property or cause to be conveyed by the applicable Company to Seller or its designee immediately prior to the Closing, as applicable, such Title Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Company or Title Defect Property (and related or associated Company Assets), as applicable, shall be excluded from the Closing, (B) if excluded, such Title Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Title Defect Property or by the aggregate Allocated Values of all Company Assets held by such excluded Company, as applicable; or

(ii) such applicable Company and such Title Defect Property (and all related or associated Company Assets) (any such Title Defect Property, together with all other such Title Defect Properties, the “Included Title Defect Properties”) shall be included at Closing with the Company Assets, subject to all such uncured Title Defects, in which case, subject to Section 6.4(c), the Cash Purchase Price shall be reduced at Closing by the Title Defect Amount.

(c) With respect to any Included Title Defect Property for which there is a timely delivered Title Dispute Election, the Closing Cash Payment shall be reduced by the Disputed Amount, which shall be paid into the Defect Escrow Account at Closing, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7.

Section 6.5 Title Defect Amount; Title Benefit Amount; Adjustments.

(a) The amount by which the Allocated Value of any Company Lease, Company Unit or Company Well (or Company Leases, Company Units or Company Wells if multiple Company Leases, Company Units or Company Wells are affected) is reduced as a result of the existence of a Title Defect with respect thereto is the “Title Defect Amount”, which shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Defect Amount, then such amount shall be the Title Defect Amount;

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(ii) if the Title Defect represents a decrease in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well below (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate decrease in the Working Interest for such Company Lease, Company Unit or Company Well below the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Defect Amount shall be the product of (y) the Allocated Value for such Company Lease, Company Unit or Company Well multiplied by (z) one (1), minus a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well as stated on the Well Annex;

(iii) if the Title Defect is based on a Lien upon a Company Lease, Company Unit or Company Well that is undisputed and liquidated in amount, then the amount of such Title Defect shall be lesser of the amount necessary to remove such Lien from the affected Company Lease, Company Unit or Company Well and the Allocated Value of the affected Company Lease, Company Unit or Company Well;

(iv) if the Title Defect is based on an obligation, encumbrance, Burden or charge upon or other defect in title to the affected Company Lease, Company Unit or Company Well of a type not described in Sections 6.5(a)(i), (ii) or (iii), then, subject to the other provisions hereof, the Title Defect Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of that Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Defect; (C) the legal effect of the Title Defect; (D) the potential economic effect of the Title Defect over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Defect by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation;

(v) the Title Defect Amount with respect to any Company Lease, Company Unit or Company Well shall be determined without duplication of any costs or losses (A) included in another Title Defect Amount hereunder, (B) included in any remedy for a Casualty Loss under Section 5.13, or (C) for which Purchaser otherwise receives credit in the calculation of the adjustments to the Cash Purchase Price; and

(vi) notwithstanding anything to the contrary set forth herein, except for the Title Defect Amounts described in clause (iv) of this Section 6.5(a), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Company Lease, Company Unit or Company Well shall not exceed the Allocated Value of such Company Lease, Company Unit or Company Well.

(b) The only remedy for Title Benefits is the netting against Title Defect Amounts which is only available for Title Benefit Amounts exceeding the Title Threshold. Each “Title Benefit Amount” shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Benefit Amount, then such amount shall be the Title Benefit Amount;

(ii) if the Title Benefit represents an increase in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well over (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate increase in the Working Interest for such Company Lease, Company Unit or Company Well above the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Benefit Amount shall be the product

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of (y) the Allocated Value of such Company Lease, Company Unit or Company Well, multiplied by (z) the result obtained by subtracting one (1) from a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well stated on the Well Annex;

(iii) if the Title Benefit is not of a type described in Sections 6.5(b)(i) and (ii), then, subject to the other provisions hereof, the Title Benefit Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of the affected Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Benefit; (C) the legal effect of the Title Benefit; (D) the potential economic effect of the Title Benefit over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Benefit by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation.

(c) Notwithstanding anything herein to the contrary, in no event shall there be any remedies provided by Seller or any adjustments to the Purchase Price for (i) any individual Title Defect for which the Title Defect Amount does not exceed Seventy-Five Thousand Dollars ($75,000) (the “Title Threshold”) or (ii) any individual Environmental Defect for which the Environmental Defect Amount does not exceed Seventy-Five Thousand Dollars ($75,000) (the “Environmental Threshold”). Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until (A) the aggregate amount of all Title Defect Amounts of all Title Defects that exceed the Title Threshold and which remain uncured by the Closing Date, less (B) the aggregate amount of all Title Benefit Amounts that exceed the Title Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Title Deductible”), and then, such remedies and/or adjustment shall apply only to the extent that the aggregate of such Title Defect Amounts (less such Title Benefit Amounts) exceeds the Title Deductible.

Section 6.6 Notice of Environmental Defects; Remedies.

(a) If Purchaser discovers any Environmental Defect, then Purchaser may (but shall have no obligation to) deliver to Seller prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Environmental Defect Deadline”), an Environmental Notice with respect to such Environmental Defect. To assert a claim with respect to an Environmental Defect, and for such claim to be effective, Purchaser must deliver an Environmental Notice which substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline. Notwithstanding any other provision in this Agreement, Purchaser shall be deemed to have waived, and Seller shall have no Damages for, any Environmental Defect for which Seller has not received an Environmental Notice that substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline.

(b) With respect to each Company Asset for which Purchaser has asserted an Environmental Defect pursuant to a timely delivered Environmental Notice in substantial compliance with the definition of Environmental Notice (each such Company Asset, an “Environmental Defect Property”), Seller may elect (in its sole and absolute discretion, and in addition to Seller’s rights under Section 6.6(c)) to complete the cure of such Environmental Defect Property prior to Closing in accordance with Section 6.6(c), in which event any adjustment to the Cash Purchase Price with respect to such Environmental Defect Property shall be made, if applicable, at the time of Closing in accordance with Section 6.6(c).

(c) With respect to any Environmental Defect Property, until the time of Closing, Seller may, but shall have no obligation to, (i) dispute the existence of the Environmental Defect and/or the

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Environmental Defect Amount asserted with respect to such Environmental Defect Property pursuant to the provisions of Section 6.7 (each, an “Environmental Dispute Election”) or (ii) cure any Environmental Defect asserted with respect to such Environmental Defect Property prior to Closing. With respect to any Environmental Defect Property for which there is a timely delivered Environmental Dispute Election, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Environmental Defect Amount with respect thereto, with respect to each Environmental Defect Property timely reported under Section 6.6(a), if, at the time of Closing, Seller has cured (or partially cured) any Environmental Defect affecting any Environmental Defect Property, then the Cash Purchase Price shall not be adjusted (and if such Environmental Defect was only partially cured, the Cash Purchase Price shall be decreased by an amount equal to the portion of such Environmental Defect Amount that relates to the uncured portion of such Environmental Defect), or, if such Environmental Defect was not cured, the Cash Purchase Price shall be decreased by an amount equal to such Environmental Defect Amount that relates to such Environmental Defect. Notwithstanding anything set forth in this Section 6.6(c), if at the time of Closing, any Environmental Defect Property has an Environmental Defect, the Environmental Defect Amount of which is sixty percent (60%) or more of the Allocated Value of such Environmental Defect Property, then, at Purchaser’s election and upon written notice given to Seller prior to the Closing, Seller may retain at Closing the applicable Company holding the affected Environmental Defect Property or cause to be conveyed by the applicable Company to Seller or its designee immediately prior to the Closing, as applicable, such Environmental Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Company or Environmental Defect Property (and related or associated Company Assets), as applicable shall be excluded from the Closing, (B) if excluded, such Environmental Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Environmental Defect Property or by the aggregate Allocated Values of all Company Assets held by such excluded Company, as applicable.

(d) Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until the aggregate of all Environmental Defect Amounts for Environmental Defects that remain uncured by Closing and that exceed the Environmental Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Environmental Deductible”), and then only to the extent that the aggregate of such Environmental Defect Amounts exceeds the Environmental Deductible.

Section 6.7 Title and Environmental Dispute Resolution. Seller and Purchaser shall attempt to agree on the existence of any Title Defects, Title Benefits and Environmental Defects, any Title Defect curative or Environmental Defect Remediation matters, and all Title Defect Amounts, Title Benefit Amounts and Environmental Defect Amounts by three (3) Business Days prior to the Closing Date. If, as of the Closing, the Parties cannot agree upon (a) the existence of a Title Defect or Title Benefit, the adequacy of any Title Defect curative materials submitted to Purchaser, the Title Defect Amount with respect to any Title Defect or the Title Benefit Amount with respect to any Title Benefit (each, a “Disputed Title Matter”) or (b) the existence of an Environmental Defect, the adequacy of any Environmental Defect Remediation performed by Seller, or the Environmental Defect Amount with respect to any Environmental Defect (each, a “Disputed Environmental Matter” and, together with any Disputed Title Matter, each a “Disputed Matter”), then, in each case, the Disputed Matter shall be submitted to arbitration in accordance with the provisions of Exhibit D attached hereto. At Closing, the Title Defect Amount, the Title Benefit Amount or the Environmental Defect Amount that is subject to the Disputed Matter (each a “Disputed Amount”) shall be paid by Purchaser into the Defect Escrow Account at Closing pending resolution of the Disputed Matter and the Closing Cash Payment shall be reduced by such Disputed Amount, and such Disputed Amount shall be released to Seller or Purchaser, as applicable, upon resolution of such Disputed Matter. Upon resolution

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of a Disputed Matter, the Parties shall instruct the Escrow Agent to release the applicable Disputed Amount to Seller or Purchaser, as applicable, within five (5) days after the resolution of such Disputed Matter.

Section 6.8 Special Warranty of Defensible Title. Notwithstanding anything herein to the contrary, if Closing occurs, then, Seller hereby warrants unto Purchaser Defensible Title as to each Company Lease, Company Unit and Company Well contained in the Company Assets against any Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the applicable Company or any of its respective Affiliates, but not otherwise, subject, however, to the Permitted Encumbrances. For purposes of Seller’s foregoing special warranty of Defensible Title, the value of the Company Leases and Company Units set forth in the Lease Annex and of the Company Wells set forth in the Well Annex shall be deemed to be the Allocated Value thereof. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Title Threshold and the Title Deductible shall in no way limit any claim by Purchaser pursuant to this Section 6.8.

ARTICLE 7

CONDITIONS TO CLOSING

Section 7.1 Conditions of Seller to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Purchaser and Purchaser Parent contained in Article 4 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) in all material respects (provided that, to the extent such representation or warranty is qualified by its terms by materiality, such qualification in its terms shall be inapplicable for purposes of this Section 7.1(a));

(b) Performance. Each of Purchaser and Purchaser Parent shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.1(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.1(d) (as determined by Seller acting

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reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the Title Arbitrator and/or Environmental Arbitrator, as applicable. Notwithstanding anything herein to the contrary, solely for purposes of disputes resolved by the applicable Defect Arbitrator prior to Closing pursuant to this Section 7.1(d) and Section 7.2(d), (A) the Outside Date shall be tolled and extended by the number of days between the Scheduled Closing Date and the date the applicable Defect Arbitrator has issued his or her written determination, and (B) the arbitration provisions of Section 6.7 and Exhibit D shall be deemed amended such that (x) there shall only be one Title Arbitrator or Environmental Arbitrator, as applicable, selected by the mutual agreement of the Parties within five (5) Business Days of the Scheduled Closing Date (or failing such agreement, appointed by the Houston, Texas office of the American Arbitration Association), (y) each of Purchaser and Seller shall submit its proposed resolution within three (3) Business Days following the selection of the applicable Defect Arbitrator, and (z) the applicable Defect Arbitrator shall make his or her determination with ten (10) Business Days following submission of the disputed matters (but otherwise the arbitration provisions of Section 6.7 and Exhibit D shall remain unchanged);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) NYSE Listing. The Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;

(h) Closing Deliverables. Purchaser and Purchaser Parent shall have delivered (or be ready, willing and able to deliver) to Seller the documents and other items required to be delivered by Purchaser and Purchaser Parent under Section 8.3; and

(i) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

Section 7.2 Conditions of Purchaser to Closing. The obligations of Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement are subject, at the option of Purchaser and Purchaser Parent, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Seller contained in Article 3 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) except to the extent any such failures of such representations and warranties to be true and correct, individually or in the aggregate, have not had a Material Adverse Effect (provided that, to the extent such representation or warranty is qualified by its terms by materiality or Material Adverse Effect, such qualification in its terms shall be inapplicable for purposes of this Section 7.2(a));

(b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Seller under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the

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transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.2(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.2(d) (as determined by Purchaser acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the applicable Defect Arbitrator, subject to the last sentence of Section 7.1(d);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver) to Purchaser and Purchaser Parent the documents and other items required to be delivered by Seller under Section 8.2; and

(h) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

ARTICLE 8

CLOSING

Section 8.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) March 16, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”.

Section 8.2 Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser and Purchaser

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Parent of their respective obligations pursuant to Section 8.3, Seller shall deliver or cause to be delivered to Purchaser and Purchaser Parent, as applicable, the following:

(a) counterparts of an assignment of the Acquired Membership Interests substantially in the form of Exhibit A attached hereto (the “Assignment of Interests”), duly executed by Seller;

(b) to the extent necessary to consummate the transactions contemplated hereby, any applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets in sufficient counterparts to facilitate filing with the applicable Governmental Authority, duly executed and delivered by the applicable Company;

(c) the Closing Settlement Statement, duly executed by Seller;

(d) a certificate duly executed by an authorized corporate officer of Seller, dated as of the Closing, certifying on behalf of Seller that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been fulfilled;

(e) a certificate of non-foreign status of Seller (or, if Seller is treated as an entity disregarded as separate from its regarded owner for such purposes, its regarded owner) meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2) and Code Section 1446(f), duly executed by an authorized corporate officer of Seller or its regarded tax owner, as applicable;

(f) resignation letters or written evidence of the removal of each officer, director and manager of each Company, duly executed by the appropriate Person(s);

(g) counterparts of a registration rights agreement between Seller and Purchaser Parent substantially in the form of Exhibit E attached hereto (the “Registration Rights Agreement”), duly executed by Seller;

(h) documentation evidencing the completion of the actions required in Section 5.15(b);

(i) signatory change cards for each of the accounts of each Company listed on Schedule 3.27 duly executed by each authorized signatory for the applicable account and all such other documentation reasonably necessary to transfer ownership of such accounts;

(j) duly executed, acknowledged and recordable releases in a form reasonably acceptable to Purchaser of all mortgage liens, security interests, financing statements and other similar instruments, in each case, evidencing or securing indebtedness for borrowed money by Seller or its Affiliates that encumber any Company or any of the Company Assets;

(k) a duly executed payment guarantee of Seller’s payment obligations arising from and after the Closing pursuant to this Agreement to and for the benefit of Purchaser, substantially in the form of Exhibit F attached hereto;

(l) if applicable, a copy of any Excluded Assets Assignment executed by the applicable Companies and Seller or its designee;

(m) (i) true and complete copies of any audited financial statements (which shall be accompanied by an unqualified report of Deloitte & Touche LLP) and any unaudited financial statements, in each case, that are required to be included under Item 2.01 of Form 8-K in connection with a Current Report on Form 8-K to be filed by Purchaser Parent under the Exchange Act as a result of consummation of the transactions contemplated hereby, assuming such Form 8-K is filed on the first Business Day immediately following the Closing Date and (ii) any consents of Deloitte & Touche LLP required under the Securities Act or the Exchange Act in connection with the filing of such Current Report on Form 8-K; and

(n) all other documents and instruments reasonably required from Seller to transfer the Acquired Membership Interests to Purchaser.

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Section 8.3 Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Seller of its obligations pursuant to Section 8.2, Purchaser and/or Purchaser Parent, as applicable, shall deliver or cause to be delivered to Seller the following:

(a) (i) a wire transfer of the Closing Cash Payment, in same-day funds to Seller, (ii) if applicable, a wire transfer of the aggregate Disputed Amount, in same-day funds to the Defect Escrow Account, and (iii) evidence of the issuance of the Purchaser Parent Shares (in book-entry form with customary restrictive legends) to Seller by instruction to the Purchaser Parent’s transfer agent or otherwise;

(b) a certificate by an authorized corporate officer of Purchaser and Purchaser Parent, dated as of the Closing, certifying on behalf of Purchaser that the conditions set forth in Section 7.1(a) and Section 7.1(b) have been fulfilled;

(c) evidence of replacement bonds, guarantees, and letters of credit, pursuant to Section 5.9, in each case, such being reasonably satisfactory to Seller;

(d) counterparts of the Registration Rights Agreement, duly executed by Purchaser Parent;

(e) counterparts of the Assignment of Interests, duly executed by Purchaser;

(f) to the extent necessary to consummate the transactions contemplated hereby, applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets, duly executed and delivered by Purchaser;

(g) the Closing Settlement Statement, duly executed by Purchaser; and

(h) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.

ARTICLE 9

TAX MATTERS

Section 9.1 Withholding. Each Party shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any other Party or any Affiliate thereof (and such Party and its Affiliates shall indemnify, defend and hold harmless the paying party and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that a paying Party shall use commercially reasonable efforts to provide to the other Party notice of any amounts otherwise payable that it intends to deduct and withhold at least five (5) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such withholding. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

Section 9.2 Tax Returns.

(a) Seller shall prepare or cause to be prepared all Tax Returns of the Companies (i) required to be filed after the date hereof for all Pre-Effective Date Periods and (ii) required to be filed after the date hereof but on or prior to the Closing Date for all Straddle Periods (the “Seller Tax Returns”). Such Seller Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Seller Tax Return, Seller shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Purchaser for its review and reasonable comment. Purchaser or Seller, as applicable, will cause such Tax Return (as revised to incorporate Purchaser’s reasonable comments) to be timely filed and will provide a copy thereof to the non-filing Party. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Seller Tax Return filed by

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Purchaser, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

(b) Purchaser shall prepare or cause to be prepared all Tax Returns of the Companies required to be filed after the Closing Date for all Straddle Periods (“Purchaser Tax Returns”). Such Purchaser Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Purchaser Tax Returns, Purchaser shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Seller for its review and reasonable comment. Purchaser will cause such Tax Return (as revised to incorporate Seller’s reasonable comments) to be timely filed and will provide a copy thereof to Seller. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Purchaser Tax Return, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

Section 9.3 Proration of Straddle Period Taxes.

(a) For purposes of determining the portion of any Taxes (other than Asset Taxes) that are payable with respect to any Straddle Period that constitute Seller Taxes, the portion of any such Taxes that is attributable to the portion of such Straddle Period ending on the Tax Effective Date shall be deemed equal to the amount that would be payable if the Tax period of the Companies ended with (and included) the Tax Effective Date (provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on and including the Tax Effective Date and the portion of the Straddle Period beginning after the Tax Effective Date in proportion to the number of days in each portion of the Straddle Period).

(b) For purposes of determining the portion of any Assets Taxes that are payable with respect to any Straddle Period that constitute Seller Taxes or shall be taken into account for purposes of Section 2.3(e) or Section 2.4, (I) Asset Taxes that are attributable to the severance or production of Hydrocarbons (other than such Asset Taxes described in clause (III), below) shall be allocated to the period or portion thereof in which the severance or production giving rise to such Asset Taxes occurred, (II) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (I) or (III)), shall be allocated to the period or portion thereof in which the transaction giving rise to such Asset Taxes occurred, and (III) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending on the Tax Effective Date and the portion of such Straddle Period beginning after the Tax Effective Date by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur on and before the Tax Effective Date, on the one hand, and the number of days in such Straddle Period that occur after the Tax Effective Date, on the other hand. To the extent the actual amount of an Asset Tax is not known at the time an adjustment is to be made with respect to such Asset Tax pursuant to Section 2.3(e) or Section 2.4, as applicable, the Parties shall utilize the most recent information available in estimating the amount of such Asset Tax for purposes of such adjustment.

Section 9.4 Cooperation on Tax Returns and Tax Proceedings. Purchaser and Seller shall cooperate fully as and to the extent reasonably requested by another Party, in connection with the filing of Tax Returns and any Proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the Companies, the Company Assets and Company Businesses. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller further agrees, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on Purchaser or the Companies (including, but

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not limited to, with respect to the transactions contemplated hereby). Notwithstanding the above, the control and conduct of any Tax Proceeding that is a Claim shall be governed by Section 11.3.

Section 9.5 Transfer Taxes. Purchaser and Seller shall each be responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify the other against) the payment of one-half of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the purchase and sale of the Companies pursuant to Section 1.1 (“Transfer Taxes”). Seller shall be solely responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify Purchaser against) the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from any other transactions contemplated by this Agreement, including any transactions relating to Excluded Assets. Purchaser and Seller shall cooperate in good faith to minimize, to the extent permissible under Law, the amount of any such Transfer Taxes.

Section 9.6 Tax Refunds. The amount of any refunds of Taxes of the Companies for any Pre-Effective Date Period shall be for the account of Seller. The amount of any refunds of Taxes of the Companies for any Tax period beginning after the Tax Effective Date shall be for the account of Purchaser. The amount of any refund of Taxes of the Companies for any Straddle Period shall be equitably apportioned between Purchaser and Seller in accordance with the principles set forth in Section 9.3. Each Party shall forward, and shall cause its Affiliates to forward, to the Party entitled to receive a refund of Tax pursuant to this Section 9.6 the amount of such refund within 30 days after such refund is received, net of any costs or expenses incurred by such Party or its Affiliates in procuring such refund.

ARTICLE 10

TERMINATION

Section 10.1 Termination. This Agreement may be terminated at any time prior to Closing:

(a) by the prior written consent of Seller and Purchaser;

(b) by Seller or Purchaser, as applicable, by written notice to the other Party, if Purchaser or Seller, as applicable, is in material breach of any covenant or a representation in this Agreement, which breach would give rise to the failure of a condition set forth in Article 7 to be satisfied and is incapable of being cured, or if capable of being cured, is not cured, by such breaching Party by the earlier of (i) thirty (30) days following receipt of written notice from the non-breaching Party of such breach or (ii) the Outside Date; or

(c) by Seller or Purchaser, as applicable, by written notice to the other Party, if Closing has not occurred on or before April 30, 2020 (the “Outside Date”);

provided, however, that no Party shall be entitled to terminate this Agreement under Section 10.1(b) or Section 10.1(c) (except with respect to a failure of the condition set forth in Section 7.1(d) or Section 7.2(d)) if the Closing has failed to occur because such Party is in material breach of any of its representations or warranties hereunder or has failed to perform or observe in any material respect its covenants or agreements hereunder.

Section 10.2 Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 1.2 (to the extent necessary to give meaning to the following Articles and Sections), Section 3.12, Section 4.10, Section 5.1, Section 5.4, Section 5.15 (insofar only as Seller has a right to be reimbursed), Section 6.2(b), Article 10, Section 12.1, Section 12.2, Section 12.3, Section 12.6, Section 12.7, Section 12.8, Section 12.9, Section 12.11, Section 12.13, Section 12.14, Section 12.15, Section 12.16, Section 12.17 and Section 12.19 and of the Confidentiality Agreement, all of which shall continue in full force and

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effect). Notwithstanding anything to the contrary in this Agreement, the termination of this Agreement under Section 10.1 shall not relieve any Party from Damages for any willful failure to perform or observe in any material respect any of its agreements or covenants contained herein that are to be performed or observed at or prior to Closing.

(b) If Seller has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Purchaser or the failure of Purchaser to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Purchaser set forth in Section 7.2 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.1 at Closing) have been met, or waived in writing by Purchaser, and (ii) Seller is ready, willing and able to perform its obligations under Section 8.2 (other than those requiring the cooperation of Purchaser, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Seller, Seller shall have the right to, at its option, (1) seek the specific performance of Purchaser hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Purchaser as liquidated damages. For the avoidance of doubt, Seller shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. The provision for payment of liquidated damages in this Section 10.2(b) has been included because, in the event of a termination of this Agreement permitting Seller to receive the Deposit, the actual damages to be incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for herein and because the actual amount of such damages would be difficult if not impossible to measure accurately. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Seller or Section 10.1(c) by either Party as of the Outside Date, then Seller shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Purchaser then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(c) If Purchaser has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Seller or the failure of Seller to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Seller set forth in Section 7.1 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.2 at Closing) have been met, or waived in writing by Seller, and (ii) Purchaser is ready, willing and able to perform its obligations under Section 8.3 (other than those requiring the cooperation of Seller, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Purchaser, Purchaser shall have the right to, at its option, (1) seek the specific performance of Seller hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and be entitled to (x) receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Seller (provided that in such event, Seller agrees to execute any joint written instructions required under the terms of the Escrow Agreement such that Purchaser may receive its remedy under the foregoing subpart (2)(x)), and (y) seek to recover actual damages from Seller up to an amount equal to the amount of the Deposit. For the avoidance of doubt, Purchaser shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Purchaser or Section 10.1(c) by either Party as of the Outside Date, then Purchaser shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Seller then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(d) If this Agreement is terminated by the mutual written agreement of the Parties, or this Agreement is otherwise terminated pursuant to Section 10.1 and the Closing does not occur for any reason other than as set forth in Section 10.2(b) or Section 10.2(c), then Purchaser shall be entitled to the return of the Deposit, free of any claims by Seller with respect thereto.

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(e) If either Seller or Purchaser are entitled to a distribution of the Deposit pursuant to this Section 10.2, each Party shall, within two (2) Business Days of the date of such termination, deliver to the Escrow Agent an executed counterpart of a joint written instruction in compliance with the terms of the Escrow Agreement directing the Escrow Agent to disburse the Deposit (together with any interest or income actually earned thereon) to the applicable Party as set forth in this Section 10.2. Upon termination, Seller shall have the right to sell the Acquired Membership Interests without any encumbrance or claim by Purchaser.

ARTICLE 11

ASSUMPTION; INDEMNIFICATION; LIMITATIONS

Section 11.1 [Reserved].

Section 11.2 Indemnification.

(a) From and after Closing, Purchaser shall indemnify, defend and hold harmless Seller and its current and former Affiliates (other than the Companies) and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Seller Indemnified Parties”) from and against all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from the ownership of the Companies or the Company Assets;

(ii) caused by or arising out of or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements contained in this Agreement; and/or

(iii) caused by or arising out of or resulting from any breach of any representation or warranty made by Purchaser contained in Article 4 of this Agreement or in the certificate delivered at Closing pursuant to Section 8.3(b);

but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 11.2(b) at the time the Claim Notice is presented by Purchaser.

Without limiting in any manner the provisions of this Section 11.2(a), in addition to Damages resulting from third-party claims, the indemnification obligations of Purchaser pursuant to Section 11.2(a) and the term “Damages” as used in this Section 11.2(a) are intended to and do cover Damages incurred by any Seller Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Purchaser and (ii) do not involve any third-party claim.

(b) From and after Closing, Seller shall indemnify, defend and hold harmless Purchaser, its current and former Affiliates and its and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Purchaser Indemnified Parties”) against and from all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from (A) Seller’s breach of any of Seller’s covenants or agreements contained in this Agreement or (B) Seller’s breach of the representation and warranty in Section 6.8 (to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages in clause (B), including, for the avoidance of doubt, any covered amounts within the applicable retention of the R&W Policy);

(ii) caused by or arising out of or resulting from (A) any breach of any Fundamental Representation or any representation or warranty in Section 3.7 (Taxes), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to

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Section 8.2(d), to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages, or (B) any breach of any representation or warranty made by Seller contained in Article 3 of this Agreement (other than the Fundamental Representations and the representations and warranties in Section 3.7 (Taxes)), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d) in respect of such Damages, and only to the extent of fifty percent (50%) of the amount of such Damages; provided, however, that, notwithstanding anything to the contrary, if a claim under this Section 11.2(b)(ii) for a breach of any of Seller’s representations and warranties in Article 3 is excluded under the R&W Policy pursuant to a final, non-appealable order, Seller shall indemnify the Purchaser Indemnified Parties in accordance with the limits set forth in Section 11.2(d), Section 11.4(a), Section 11.4(f), and Section 11.4(g), as applicable, from and against a breach of the representations and warranties insured under the R&W Policy with respect to which: (i) the material facts, events and conditions that caused such breach to exist first occurred after the Execution Date and (ii) a “deal team member” under the R&W Policy acquires, prior to the Closing Date, (x) actual, conscious awareness of such facts, events and conditions, and (y) actual, conscious awareness that such facts, events and conditions actually constitute a breach (such breach, an “Interim Breach”, and this proviso, the “Interim Breach Provision”);

(iii) caused by or arising out of or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets (the “Indemnified Liabilities”):

(A)	any Damages owed or incurred by a Company arising from or in connection with the Ridgewood MSA, including the termination thereof;

(B)

any Damages arising from or in connection with any Preferential Purchase Right or right to participate in the bidding for a sale with respect to any of the Companies, the Company Assets or the Acquired Membership Interests held by Ridgewood (if any), including any such right under the Second Amended and Restated Participation Agreement dated February 10, 2016 by and between Seller and Ridgewood, as amended; and/or

(C)	the matters described on Schedule 11.2; and/or

(iv) relating to Seller Taxes.

Without limiting in any manner the provisions of this Section 11.2(b), in addition to Damages resulting from third-party claims, the indemnification obligations of Seller pursuant to Section 11.2(b) and the term “Damages” as used in this Section 11.2(b) are intended to and do cover Damages incurred by any Purchaser Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Seller and (ii) do not involve any third-party claim.

(c) Notwithstanding anything to the contrary contained in this Agreement, from and after Closing, Seller’s and Purchaser’s exclusive remedy against each other with respect to (i) breaches of the representations, warranties, covenants and agreements of the Parties contained in Articles 3, 4, 5, 6 and 9 and the affirmations of such representations, warranties, covenants and agreements contained in the certificates delivered by each Party at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, is set forth in this Article 11, (ii) Environmental Defects (but excluding any breach of the representations or warranties under Section 3.8), is set forth in Article 6, and (iii) with respect to Title Defects, is set forth in Article 6. Except for the remedies contained in Article 6, this Section 11.2 and any other remedies available to the Parties at law or in equity for breaches of provisions of this Agreement other than Articles 3, 4, 5, 6 and 9, from and after the Closing, Seller releases, remises and forever discharges, waives and covenants not to sue Purchaser Indemnified Parties, and Purchaser

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releases, remises and forever discharges, waives and covenants not to sue Seller Indemnified Parties, in each case, from or for any and all Damages based on, relating to or arising out of this Agreement, or, to the extent arising prior to Closing, the ownership or operation of the Companies or the Company Assets, or the condition, quality, status or nature of the Company Assets or the assets of the Company Businesses, including rights to cost recovery or contribution under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, claims under any other Environmental Laws, breaches of statutory and implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, or any rights under insurance policies issued or underwritten by the other Party or Parties or any of its or their Affiliates.

(d) “Damages” means, subject to Section 12.17, any actual liability, loss, cost, expense, claim, award, judgment, violations, filings, investigations, administrative proceedings, actions, causes of action, suits, other legal proceedings, assessments, damages, deficiencies, Taxes, penalties, fines, obligations, responsibilities, payments and other charges (including costs and expense of operating the Company Assets) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory), whether attributable to personal injury, death, property or natural environmental resource damage, contract claims, torts or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of Remediation of such matters, and the costs of enforcement of the indemnity. Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification under the Interim Breach Provision for any Damages that does not individually exceed Seventy-Five Thousand Dollars ($75,000).

(e) Any claim for indemnity under this Section 11.2 by any current or former Affiliate, member, manager, director, officer, employee, agent, advisor or representative must be brought and administered by the applicable Party to this Agreement that such Person is associated therewith. No Indemnified Person other than Seller and Purchaser shall have any rights against Seller or Purchaser under the terms of this Section 11.2 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 11.2(e). Each of Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section 11.2(e) on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no Damages to any such other Indemnified Person for any action or inaction under this Section 11.2(e).

(f) After becoming aware of any fact, event, circumstance or condition that has given rise to or would reasonably be expected to give rise to any Damages, the Indemnified Persons shall use commercially reasonable efforts to mitigate Damages, for which efforts such Indemnified Persons are entitled or may be entitled to indemnification under this Section 11.2; provided that, to the extent the Indemnified Person incurs any costs or expenses in connection with such mitigation efforts, the Indemnifying Person shall reimburse the Indemnified Person with respect thereto upon the Indemnified Person providing the Indemnifying Person reasonable evidence of such costs and expenses.

(g) The Parties shall treat, for U.S. federal income Tax purposes, any amounts paid under this Article 11 as an adjustment to the Purchase Price.

Section 11.3 Indemnification Actions. All claims for indemnification under Section 11.2 shall be asserted and resolved as follows:

(a) For purposes of this Article 11, the term “Indemnifying Person” when used in connection with particular Damages means the Person having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 11, and the term “Indemnified Person” when used in connection with particular Damages means a Person having the right to be indemnified with respect to such Damages pursuant to this Article 11 (including those Persons identified in Section 11.2(e)).

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(b) To make a claim for indemnification under Section 11.2, an Indemnified Person shall notify the Indemnifying Person of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). The amount claimed shall be paid by the Indemnifying Person to the extent required herein within thirty (30) days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs. In the event that the claim for indemnification is based upon a claim by a third Person against the Indemnified Person (a “Claim”), the Indemnified Person shall provide its Claim Notice within thirty (30) days after the Indemnified Person has received a written claim from such third Person and shall enclose a copy of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnified Person to give notice of a Claim as provided in this Section 11.3 shall not relieve the Indemnifying Person of its obligations under Section 11.2 except to the extent (and only to the extent) such failure materially prejudices the Indemnifying Person’s ability to defend against the Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Claim under this Article 11. The Indemnified Person may, during such thirty (30) day period and upon three (3) days’ prior written notice to the Indemnifying Person, file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d) If the Indemnifying Person admits its obligation, it shall have the right and obligation to defend, at its sole cost and expense, the Claim, and the Indemnifying Person shall conduct such defense diligently with counsels reasonably satisfactory to the Indemnified Person; provided that no Indemnifying Person shall have the obligation to defend any Claim for which coverage is being sought under the R&W Policy. The Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim. Notwithstanding the foregoing, if counsel for the Indemnified Person reasonably determines that there is a conflict between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of such Claim or that there are legal defenses available to such Indemnified Person different from or in addition to those available to the Indemnifying Person, then one counsel for the Indemnified Person shall be entitled, if the Indemnified Person so elects, to participate in or conduct the defense to the extent reasonably determined by such counsel to protect the interests of the Indemnified Person, at the expense of the Indemnifying Person; provided that in no event shall the Indemnifying Person be required to pay the fees and expenses of more than one counsel selected by the Indemnified Person. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate in contesting any Claim which the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross-complaint against any Person). The Indemnified Person may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Person pursuant to this Section 11.3(d). No settlement of a Claim may be made by the Indemnifying Person without the written consent of the Indemnified Person, such consent not to be unreasonably withheld; provided, that such consent shall not be required for any settlement of a Claim that (i) is for monetary damages only and all of which have been fully discharged by the Indemnifying Person, (ii) does not include any ongoing obligations with respect to the Indemnified Person and (iii) absolves the Indemnified Person of all Damages with respect to such Claim.

(e) If the Indemnifying Person does not admit its obligation or admits its obligation but fails to defend or settle the Claim, then the Indemnified Person shall have the right to defend against the Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder), with counsel of the Indemnified Person’s choosing. If the Indemnifying

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Person has not yet admitted its obligation to indemnify the Indemnified Person, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation for indemnification with respect to such Claim and assume the defense thereof or (ii) if the Indemnifying Person fails to assume such defense within the time period provided above, the Indemnified Person may settle the same in the Indemnified Person’s reasonable discretion at the Indemnifying Person’s expense.

(f) In the case of a claim for indemnification not based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) completely cure the Damages complained of, (ii) admit its obligation to provide indemnification with respect to such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has completely cured the Damages or that it disputes the claim for such Damages, the Indemnifying Person shall be conclusively deemed obligated to provide indemnification hereunder.

Section 11.4 Limitation on Actions.

(a) The right to assert an indemnification claim with respect to the representations and warranties of Seller and Purchaser in Articles 3 and 4, and the corresponding representations and warranties given in the certificates delivered at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, shall survive the Closing for three (3) years, except that the right to assert an indemnification claim with respect to (i) the representations and warranties of Seller in Sections 3.1(a), (b), (c) and (e) (Seller), Sections 3.2(a), (c), (d) and (e) (The Companies), Section 3.3(a), (c), (d) and (e) (Subsidiaries) and Section 3.12 (Liability for Brokers’ Fees), Section 3.26 (Bankruptcy), Section 3.30 (Bonds; Letter of Credit and Guarantees) and Section 3.33 (Specified Matters) (such representations and warranties being collectively, the “Fundamental Representations”) shall survive the Closing for six (6) years, (ii) the representations and warranties of Seller in Section 3.7 (Taxes) shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations, and (iii) the representations and warranties of Purchaser in Section 4.1 (Existence and Qualification), Section 4.2 (Power), Section 4.3 (Authorization and Enforceability), Section 4.8 (Investment Intent), Section 4.10 (Liability for Brokers’ Fees), Section 4.12 (Issuance of Purchaser Parent Shares) and Section 4.16 (Bankruptcy) shall survive the Closing for six (6) years, and except, further, that the representations and warranties of Purchaser in Section 4.13 (SEC Reports) shall survive the Closing for one (1) year.

(b) The right to assert an indemnification claim for the breach of any other covenant or agreement of the Parties in this Agreement: (i) that is to be performed at or prior to Closing shall survive the Closing for twelve (12) months; or (ii) that is to be performed following Closing shall survive until twelve (12) months following the period provided in such covenants and agreements, if any, or until fully performed, except that the right to assert an indemnification claim with respect to the covenants set forth in Article 9 shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations. Seller’s special warranty of Defensible Title in Section 6.8 shall survive the Closing for six (6) years.

(c) The right to assert an indemnification claim with respect to the indemnities in Section 11.2(b)(iii)(C) shall survive the Closing for a period of three (3) years.

(d) Representations, warranties, covenants and agreements shall be of no further force and effect after the date of the expiration of a right to assert an indemnification claim with respect thereto, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to the applicable expiration date.

(e) The indemnities in Section 11.2(a)(ii), Section 11.2(a)(iii), Section 11.2(b)(i) and Section 11.2(b)(ii) shall terminate as of the termination date of each respective representation,

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warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date. The indemnities in Section 11.2(a)(i), Section 11.2(b)(iii)(A) and Section 11.2(b)(iii)(B) shall continue without time limit. The indemnity in Section 11.2(b)(iii)(C) shall continue in accordance with Section 11.4(c). The indemnity in Section 11.2(b)(iv) shall survive the Closing until ninety (90) days after the applicable statute of limitations has run, except as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(f) Seller shall not have any liability for any indemnification under the Interim Breach Provision, until and unless the aggregate amount of the liability for all Damages for which Claim Notices are delivered by Purchaser for indemnification under such Section exceed an amount equal to four percent (4%) of the Unadjusted Purchase Price, and then only to the extent such Damages exceed such amount. Seller shall not have any liability for any indemnification under the Interim Breach Provision unless Purchaser provides Seller with written notice of an Interim Breach prior to the Closing Date in accordance with the notice provisions of this Agreement; provided that this requirement of Purchaser to provide written notice of any Interim Breach prior to the Closing Date shall not apply to Interim Breaches and/or the circumstance giving rise thereto notified by Seller to Purchaser pursuant to this Agreement.

(g) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) Seller shall not be required to indemnify Purchaser for claims under the Interim Breach Provision for aggregate Damages in excess of an amount equal to ten percent (10%) of the Unadjusted Purchase Price, (ii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(ii)(B) for aggregate Damages in excess of an amount equal to $1,144,109.09, (iii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(i)(B) or Section 11.2(b)(ii)(A) for aggregate Damages in excess of an amount equal to $3,575,340.91, and (iv) Seller’s total Damages and liabilities arising out of this Agreement or the transactions contemplated hereunder, including with respect to indemnity obligations under Section 11.2(b) shall not exceed one hundred percent (100%) of the Unadjusted Purchase Price. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Parties intend that Seller’s sole and exclusive exposure from and after Closing with respect to the representations and warranties in Article 3 or in the closing certificate delivered pursuant to Section 8.2(d) shall be limited to the amounts set forth in Section 11.4(g)(i), Section 11.4(g)(ii), Section 11.4(g)(iii) and Section 11.4(g)(iv), as applicable.

(h) Notwithstanding anything herein to the contrary, for both the purposes of determining whether or not the representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) has been breached, and the purposes of determining the amount of any Damages for which any Indemnifying Person is obligated to indemnify under Section 11.2(a)(iii) or Section 11.2(b)(ii), such determination of breach and calculation of Damages shall be made by excluding and without giving effect to any qualifiers as to materiality or Material Adverse Effect set forth in any representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) (except in the case of the representations and warranties set forth in Section 3.14(a) and the representations and warranties made in respect of the Subsidiaries as a result of Section 3.7(p) and the corresponding representations and warranties in any closing certificate delivered pursuant to Section 8.2(d)).

(i) The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 11 shall be reduced by the amount of insurance proceeds actually realized by the Indemnified Person or its Affiliates with respect to such Damages (net of any reasonable and documented collection costs, including all the costs and expenses incurred by third parties in investigating, prosecuting, defending and collecting such recovered amount and, any deductibles paid to obtain insurance coverage, and excluding the proceeds of any insurance policy issued or underwritten by the Indemnified Person or its Affiliates). From and after the Closing, Seller shall

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(without any obligation to incur out of pocket costs, expenses, or any obligation of Seller to undertake any liability or obligation to any Person) use good faith efforts to reasonably cooperate with Purchaser in connection with any claim made by Purchaser under the R&W Policy. Notwithstanding the foregoing, or any other provision herein, except solely with respect to the Interim Breach Provision, the risk that the R&W Policy will not respond or otherwise provide coverage (excluding, for the avoidance of doubt, retention under the R&W Policy) with respect to a given claim shall be borne entirely by Purchaser.

(j) Notwithstanding anything to the contrary contained herein, all payments made or to be made under this Article 11 to Purchaser shall be made by Seller by payment in cash and not via the return of any Purchaser Parent Shares.

(k) The representations, warranties and covenants of each of the Parties set forth in this Agreement, subject to the express exceptions thereto, shall not be affected by any information furnished to, or any investigation or audit conducted before or after the Closing Date by, any Person in connection with the transactions contemplated hereby. In order to preserve the benefit of the bargain otherwise represented by this Agreement, each Party shall be entitled to rely upon the representations, warranties, covenants and agreements of the other Party or Parties set forth herein notwithstanding any investigation or audit conducted or any knowledge acquired (or capable of being acquired) before or after the Closing Date or the decision of any Party to complete the Closing. The right to indemnification or other remedy based on any of the representations, warranties, covenants or agreements in this Agreement shall not be affected by any investigation or audit conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or agreement.

(l) Notwithstanding anything in this Agreement to the contrary, in no event shall any Indemnified Person be entitled to recover any Damages to which such Indemnified Person has already recovered the full amount of such Damages pursuant to another provision of this Agreement or any document in connection herewith, or otherwise, and any liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant, or agreement.

ARTICLE 12

MISCELLANEOUS

Section 12.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Agreement.

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Section 12.2 Notices. All notices, statements and other written communications that are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Seller:	ILX Holdings, LLC c/o Riverstone Investment Group LLC 712 Fifth Avenue, 36th Floor New York, New York 10019 Attention: General Counsel Telephone: (212) 993-0076 Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423 Email: jeff.munoz@lw.com

If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com; lspottswood@velaw.com

Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party hereto to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

Section 12.3 Expenses. Except as provided in Section 5.5, Section 5.15 and Section 9.5, all expenses incurred by Seller (or by any Company) in connection with or related to the authorization, preparation or execution of this Agreement, and the Exhibits, Annexes and Schedules hereto, and all other documents to be delivered at the Closing, including all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

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Section 12.4 Records.

(a) At Closing, Seller shall deliver all Company Records that are in electronic format to Purchaser.

(b) Within fifteen (15) Business Days after the Closing Date, Seller shall deliver or cause to be delivered to Purchaser original copies of the Company Records.

(c) Seller may retain the Excluded Company Records and a copy of those Company Records relating to Tax and accounting matters that pertain to (i) non-Income Tax matters related to the Companies; or (ii) non-unitary state income Tax Returns, in each case to the extent such Tax Returns are reasonably necessary to satisfy Seller’s Tax Return filing obligations under Section 9.2 or applicable Laws; provided that, pursuant to Section 12.4(b), Seller shall provide Purchaser with the original copies of such Tax Returns to the extent they constitute Company Records.

Section 12.5 Name Change. Within ten (10) Business Days after the Closing Date, Purchaser shall make the filings required in each Company’s jurisdiction of organization to eliminate the name “ILX” and any variants thereof from the name of each Company. As promptly as practicable, but in any case within ninety (90) days after the Closing Date, Purchaser shall (a) make all other filings (including assumed name filings) required to reflect the change of name in all applicable records of Governmental Authorities and (b) eliminate the use of the name “ILX” and variants thereof from the Company Assets, and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates. Purchaser shall be solely responsible for any direct or indirect costs or expenses resulting from the change in use of name, and any resulting notification or approval requirements.

Section 12.6 Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Texas, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

Section 12.7 Dispute Resolution. Each Party (i) consents to personal jurisdiction in any action brought in the state or federal courts located in Harris County, Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Agreement (including any claims made in contract, tort or otherwise relating to this Agreement or the transactions contemplated hereby), (ii) hereto agrees that any action instituted by it against the other with respect to any such dispute, controversy or claim (except to the extent a dispute, controversy, or claim arising out of or in relation to or in connection with the allocation of the Purchase Price pursuant to Section 2.2 or the determination of the final Cash Purchase Price pursuant to Section 2.4(b) is referred to an expert pursuant to those Sections) will be instituted exclusively in the state or federal courts located in Harris County, Texas and (iii) waives any rights it may have to defenses of improper venue or inconvenient forum with respect to any such dispute, controversy or claim brought in the courts contemplated by this Section 12.7. THE PARTIES HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT.

Section 12.8 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 12.9 Waivers. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by the Party to whom compliance is owed and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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Section 12.10 Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Party delegate any of its rights or duties hereunder, without the prior written consent of the other Parties and any transfer or delegation made without such consent shall be void; provided, however, (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Purchaser shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Purchaser’s obligations hereunder, but such assignment will not relieve Purchaser of its obligations hereunder in the event of the failure of performance by such assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 12.11 Entire Agreement. The Confidentiality Agreement, this Agreement, the Escrow Agreement, the Registration Rights Agreement and the documents to be executed hereunder and the Exhibits, Annexes and Schedules attached hereto constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 12.12 Amendment. This Agreement may be amended or modified only by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification.

Section 12.13 No Third-Person Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described in Section 5.12, Section 11.2(e) and Section 12.7 and except as otherwise provided in the guarantee to be delivered pursuant to Section 8.2(k).

Section 12.14 Headings. Headings have been provided for the sections of this Agreement, the Schedules, Annexes and Exhibits for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.15 References. In this Agreement:

(a) references to any gender includes a reference to all other genders;

(b) references to the singular includes the plural, and vice versa;

(c) reference to any Article or Section means an Article or Section of this Agreement;

(d) reference to any Exhibit, Annex or Schedule means an Exhibit, Annex or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;

(e) unless expressly provided to the contrary, “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement;

(f) unless expressly provided to the contrary, the word “or” is not exclusive;

(g) references to “$” or “Dollars” means United States Dollars;

(h) any accounting terms not otherwise defined herein have the meaning ascribed to it by the Accounting Principles;

(i) references to any applicable Law means such applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder; and

(j) “include” and “including” means include or including without limiting the generality of the description preceding such term.

Section 12.16 Construction. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This

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Agreement is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof.

Section 12.17 Limitation on Damages. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT DOES NOT AUTHORIZE EITHER SELLER OR PURCHASER TO MAKE CLAIMS, INCLUDE IN CALCULATION OR SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN PUNITIVE, SPECIAL OR INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN PUNITIVE, SPECIAL OR INDIRECT DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH RESPONSIBILITY IS ALLOCATED BETWEEN THE PARTIES PURSUANT TO THE TERMS OF THIS AGREEMENT), AND EACH OF SELLER AND PURCHASER EXPRESSLY WAIVES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.18 Specific Performance. Each of the Parties acknowledges that its obligations hereunder are unique and that remedies at law, including monetary damages, will be inadequate in the event it should default in the performance of its obligations under this Agreement. Accordingly, in the event of any breach of any agreement or covenant set forth in this Agreement (other than under Articles 3 and 4), Purchaser, in the case of a breach by Seller, and Seller, in the case of a breach by Purchaser, may be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent breaches of this Agreement and to order the defaulting Party to affirmatively carry out its obligations under this Agreement, and each of the Parties hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach. Such equitable relief shall be in addition to any other remedy to which each of the Parties are entitled to at law or in equity as a remedy for such nonperformance, breach or threatened breach. Each of the Parties hereby waives any requirements for the securing or posting of any bond with such equitable remedy. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by any of the Parties, each of whom expressly reserves any and all rights and remedies available to it at law or in equity in the event of any breach or default by the others under this Agreement prior to the Closing.

Section 12.19 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

[SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties as of the Execution Date.

SELLER:

ILX HOLDINGS, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
	Name:	Timothy S. Duncan
	Title:	President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
	Name:	Timothy S. Duncan
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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EXHIBITS, ANNEXES AND SCHEDULES

TO THE ILX I PURCHASE AND SALE AGREEMENT

The Article and Section references set forth in the Exhibits, Annexes and Schedules refer primarily to the Articles or Sections of that certain Purchase and Sale Agreement, dated as of December 10, 2019, by and among ILX Holdings, LLC, as Seller, Talos Production Inc., as Purchaser, and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc. (the “ILX I PSA”), related to the sale of the equity interests in the entities listed on Exhibit B (each, a “Company”, and collectively, the “Companies”). Capitalized terms used herein but not defined have the respective meanings assigned to such terms in the ILX I PSA.

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LIST OF EXHIBITS, ANNEXES AND SCHEDULES

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Companies
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Seller Guarantee
Exhibit G	Form of Excluded Assets Assignment
Exhibit H	R&W Policy

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees
Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Companies
Schedule 5.10	Affiliate Transactions
Schedule 11.2	Indemnified Liabilities

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Exhibit Version

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP INTERESTS

This Assignment of Membership Interests (this “Assignment”) is executed as of [            ], 2020 (the “Closing Date”), by and between ILX Holdings, LLC, a Delaware limited liability company (“Assignor”), and Talos Production Inc., a Delaware corporation (“Assignee”). Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA (as defined below).

BACKGROUND:

A. Reference is made to that certain Purchase and Sale Agreement, by and among Assignor, Assignee and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., dated December [__], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”).

B. Assignor owns all of the issued and outstanding membership interests (such membership interests, collectively, the “Acquired Membership Interests”) of each of the entities listed on Exhibit A attached hereto (each, a “Company” and collectively, the “Companies”).

C. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Acquired Membership Interests (the “Assignment”).

D. After giving effect to the Assignment, Assignee will hold all of the Acquired Membership Interests.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Subject to the terms and conditions of this Assignment and the PSA, Assignor hereby irrevocably sells, transfers, conveys, assigns and delivers to Assignee the Acquired Membership Interests.

2. Acceptance and Assumption. Subject to the terms and conditions of this Assignment and the PSA, Assignee hereby accepts, and assumes ownership of, the Acquired Membership Interests.

3. Effect of Assignment. Effective as of Closing (and without limiting any of the liability or expense allocations set forth in the PSA), (i) Assignee shall be the owner of the Acquired Membership Interests in accordance with this Assignment, (ii) Assignee shall be admitted as a Member (as defined in the Organizational Documents of each Company, as applicable) of each of the Companies, such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of each of the Companies to reflect such admission and (iii) Assignor shall be deemed to have withdrawn as a Member of each of the Companies, cease to be a Member of each of the Companies and cease to have any right, title or interest in or to the Acquired Membership Interests and/or any of the Companies and, except as provided in the PSA, shall have no further obligations with respect to the Acquired Membership Interests or the assets or liabilities of the Companies or otherwise under the Organizational Documents of any of the Companies.

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4. PSA. Assignor and Assignee acknowledge and agree that this Assignment is being delivered under, and is subject to, all of the terms, conditions and limitations stated in the PSA. Nothing in this Assignment shall be deemed to supersede, enlarge or modify any of the provisions of the PSA. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

5. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

6. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

7. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Assignment as of the Closing Date.

ASSIGNOR:

ILX HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to ILX I Assignment of Membership Interests]

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ASSIGNEE:

TALOS PRODUCTION INC.

By:
Name:
Title:

[Signature Page to ILX I Assignment of Membership Interests]

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EXHIBIT A

COMPANIES1

[1]	NTD: To conform to Exhibit B of the PSA.

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ATTACHED TO AND MADE PART OF THE ILX I PSA

EXHIBIT B

COMPANIES

•	ILX Prospect Beta, LLC

•	ILX Prospect Caddis, LLC

•	ILX Prospect Diller, LLC

•	ILX Prospect Marmalard, LLC

•	ILX Prospect Niedermeyer, LLC

•	ILX Prospective Leases, LLC

•	ILX I Sales & Transport, LLC

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EXHIBIT C

FORM OF ESCROW AGREEMENT

[See attached.]

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ESCROW AGREEMENT

by and among

ILX HOLDINGS, LLC, as Seller

and

TALOS PRODUCTION INC., as Buyer

and

CITIBANK, N.A., as Escrow Agent

Dated as of December 10, 2019

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This ESCROW AGREEMENT (this “Agreement”), dated as of December 10, 2019 (the “Execution Date”), by and among Talos Production Inc., a Delaware corporation (the “Buyer”), ILX Holdings, LLC, a Delaware limited liability company (the “Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Each of Buyer and Seller are sometimes collectively referred to herein as the “Interested Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below), to the extent such terms are defined in the Purchase Agreement.

WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Execution Date (as the same may be amended from time to time, the “Purchase Agreement”), by and among the Interested Parties, and solely with respect to the limited purposes set forth therein, Talos Energy Inc., a Delaware corporation, the Interested Parties have agreed to establish an escrow arrangement for the purpose of placing into escrow the Escrow Property.

WHEREAS, the Interested Parties wish to appoint Citibank as Escrow Agent and Citibank is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Establishment of Escrow Account. On the Execution Date, in accordance with the terms of the Purchase Agreement, Buyer shall deposit with the Escrow Agent in immediately available funds the amount of Fourteen Million Three Hundred and One Thousand Three Hundred and Sixty-Three Dollars and Sixty-Four Cents ($14,301,363.64) (the “Escrow Deposit”, together with (a) any additional amount(s) delivered to the Escrow Agent pursuant to the Purchase Agreement and (b) any investment income or proceeds received from the investment of such amount(s) from time to time pursuant to Section 3 below, the “Escrow Property”), and the Escrow Agent shall hold the Escrow Property in an account established with the Escrow Agent (the “Escrow Account”). Prior to delivery of any such amounts other than the Escrow Deposit, Buyer shall notify the Escrow Agent and Seller in writing of the amount and expected date of deposit.

2. Claims and Payment; Release from Escrow. The Escrow Agent shall disburse the Escrow Property (or portions thereof) from time to time to Buyer or Seller as set forth in, and in accordance with, the joint written instructions of the Interested Parties, each (a) signed by an authorized representative of Buyer listed on Schedule B and an authorized representative of Seller listed on Schedule C, (b) with respect to Buyer, confirmed by telephone callback as set forth on Schedule B, and with respect to Seller, confirmed by telephone callback as set forth on Schedule C, and (c) substantially in the form attached hereto as Schedule D (“Joint Instructions”). Joint Instructions provided to the Escrow Agent do not need to be included on a single document, and may be provided by Seller and Buyer in separate counterparts. Upon receipt of Joint Instructions with respect to the Escrow Property (or portions thereof), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of any Joint Instructions, disburse the Escrow Property (or portions thereof) to the party or parties set forth in, and in accordance with, such Joint Instructions. Either Seller or Buyer may deliver to the Escrow Agent, with a copy to the non-delivering Interested Party, a certified copy of a final non-appealable judgment or order of a court of competent jurisdiction or a final non-appealable arbitration decision (each, a “Judgment”) awarding all or any part of the Escrow Property to Seller or Buyer, as applicable. Within ten (10) Business Days after receipt of such Judgment, the Escrow Agent shall disburse the Escrow Property (or the applicable portion thereof) as directed by such Judgment. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agen is open for business.

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3. Investment of Funds.

(a) Initially, until otherwise directed by Joint Instructions executed by the Interested Parties, the Escrow Property will be uninvested.

(b) The Escrow Agent does not have a duty nor will it undertake any duty to provide investment advice.

4. Tax Matters.

(a) The Interested Parties agree that, for U.S. federal and applicable state income tax purposes, any earnings or proceeds with respect to the Escrow Property shall be treated as follows: (i) with respect to the Escrow Deposit (to the extent earned prior to Closing), as the income of the Buyer in accordance with Treasury Regulation Section 1.468B-7(c), and (ii) with respect to the Escrow Property held by the Escrow Agent immediately after Closing or deposited with the Escrow Agent by Buyer at or after Closing, as the income of the Seller, pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations. Any such earnings or proceeds shall be reported on an annual basis by the Escrow Agent on the appropriate United States Internal Revenue Service (“IRS”) Form 1099 (or IRS Form 1042-S), as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments which are for compensation for services performed by an employee or independent contractor. Neither Buyer nor Seller shall take any position for U.S. federal or applicable state income tax purposes that is inconsistent with the provisions of this Section 4(a).

(b) If IRS imputed interest requirements apply, the Interested Parties are solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of the Interested Parties to provide such calculations or information.

(c) The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information reasonably requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 6(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent with respect to the Escrow Property.

(e) The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

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5. Concerning the Escrow Agent.

(a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Purchase Agreement; provided, that in the event of a conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control as between Buyer and Seller), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so (provided that the Escrow Agent may so act or so assume only after compliance with the telephone callback requirements set forth on Schedule B and Schedule C). The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c) Reliance on Orders. The Escrow Agent is authorized to comply with Judgments issued or final process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any Judgment, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any Judgment, or in case any writ, Judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such writ, Judgment or decree which it is advised by counsel is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such writ, Judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such writ, Judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation. Each of the Interested Parties covenants and agrees, jointly and severally, to pay the Escrow Agent’s compensation specified in Schedule A. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all reasonable and documented out-of-pocket third party expenses actually incurred by the Escrow Agent in the performance of its role under this Agreement after the date hereof, without duplication of any other escrow agreement entered into in connection herewith.

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(b) Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the delivery of an invoice for the payment of such fees and expenses or the written demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of the Escrow Property (or necessary portion thereof) for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c) Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7. Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a final non-appealable order, Judgment or decree by a court of competent jurisdiction which resolves the applicable conflict or dispute, or (ii) a written agreement executed by each of the Interested Parties involved in such disagreement, in which case the Escrow Agent shall be authorized to disburse the Escrow Property (or any portion thereof) in accordance with such final court order, Judgment, decree or agreement. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property (or any portion thereof) for holding and disposition in accordance with the instructions of such court. The reasonable and documented out-of-pocket third party costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) actually incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the joint and several obligation of, the Interested Parties.

8. Entire Agreement; Exclusive Benefit. Except for the Purchase Agreement with respect to solely Buyer and Seller, this Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No Interested Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Interested Party delegate any of its rights or duties hereunder, without the prior written consent of the other Interested Party and any transfer or delegation made without such consent shall be null and void; provided, however, that (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment

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will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Buyer shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Buyer’s obligations hereunder, but such assignment will not relieve Buyer of its obligations hereunder in the event of the failure of performance by such assignee. The Escrow Agent may not assign any of its rights or obligations under this Agreement without the prior written consent of the Interested Parties.

9. Resignation and Removal.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of Joint Instructions from the Interested Parties of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses provided for elsewhere herein. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

10. GOVERNING LAW; JURISDICTION; WAIVERS. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, FOR ANY PROCEEDINGS COMMENCED REGARDING THIS AGREEMENT. THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THE DETERMINATION OF ALL ISSUES IN SUCH PROCEEDINGS AND IRREVOCABLY WAIVE ANY OBJECTION TO VENUE OR INCONVENIENT FORUM FOR ANY PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT.

11. Representations and Warranties. Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

12. Notices; Instructions.

(a) Any notice or instruction hereunder shall be in writing in English, and may be sent by (i) secure file transfer or (ii) electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction

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must be executed by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures. The Interested Parties agree that the above security procedures are commercially reasonable.

If to the Buyer:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William S. Moss III

Telephone: (713) 328-3000

E-mail: Bill.Moss@talosenergy.com

If to the Seller:

ILX Holdings, LLC

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

If to the Escrow Agent:

Citibank, N.A.

Agency & Trust

480 Washington Blvd 30th Floor

Jersey City, NJ 07310

Attention: Daniel Rothman

Telephone: 201-763-1887

E-mail: cts.spag@citi.com and daniel.rothman@citi.com

(b) Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer as may be instructed by the Interested Parties (including by Joint Instructions (and pursuant to Section 2 with regards to callbacks) or a Judgment).

(c) In the case of the Escrow Account, payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA: 0210-0008-9; Account Name: Escrow Concentration Account; A/C#.: 36855852; Ref: Talos ILX Escrow A/C # 12440800.

13. Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

14. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is

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held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

16. Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of the entirety of the Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Scanned signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals are required.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
Name: Daniel Rothman
Title: Senior Trust Officer

BUYER:
TALOS PRODUCTION INC.

By:
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

SELLER:
ILX HOLDINGS, LLC

By:
Name:
Title:

Signature Page to Escrow Agreement

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SCHEDULE A

ESCROW AGENT FEE SCHEDULE

[See attached]

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SCHEDULE B

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Buyer’s behalf.

TALOS PRODUCTION INC.

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Timothy S. Duncan		☐	☐	☐
Title	President and Chief Executive Officer
Phone	(713) 328-3020
E-mail Address*	Tim.Duncan@talosenergy.com

Name	Shannon E. Young III
Title	Executive Vice President and Chief Financial Officer		☐	☐	☐
Phone	(713) 328-3004
E-mail Address*	Shane.Young@talosenergy.com

Name	Sergio L. Maiworm, Jr.
Title	Vice President of Finance,		☐	☐	☐
Investor Relations and Treasurer
Phone	(713) 328-3008
E-mail Address*	Sergio.Maiworm@talosenergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (713) 328-3020	Timothy S. Duncan
+1 (713) 328-3004	Shannon E. Young III
+1 (713) 328-3008	Sergio L. Maiworm, Jr.

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE C

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Seller’s behalf.

ILX HOLDINGS, LLC

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Robert Tichio		☐	☐	☐
Title	Managing Director
Phone	(212) 271-2935
E-mail Address*	rtichio@riverstonellc.com

Name	Alfredo Marti
Title	Partner		☐	☐	☐
Phone	(212) 993-0076
E-mail Address*	amarti@riverstonellc.com

Name	Peter Haskopoulos
Title	Managing Director		☐	☐	☐
Phone	(212) 271-6247
E-mail Address*	peter@riverstonellc.com

With respect to Seller, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (212) 271-6247	Peter Haskopoulos

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE D

JOINT INSTRUCTIONS

TO:	Daniel Rothman

VP and Senior Trust Officer

Citibank Issuer Services

480 Washington Blvd 18th Floor

Jersey City, NJ 07310

Phone: 201-763-1887

email: daniel.rothman@citi.com

and cts.spag@citi.com

These joint instructions are issued as of the [    ] day of [        ], 20[    ], pursuant to Section 2 of that certain Escrow Agreement dated as of December [    ], 2019 (the “Escrow Agreement”) by and among Talos Production Inc., a Delaware corporation (“Buyer”), ILX Holdings, LLC, a Delaware limited liability company (“Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this the Escrow Agreement, and any successors appointed pursuant to the terms thereof (Citibank in such capacity, the “Escrow Agent”). Capitalized terms used herein shall have the meaning ascribed to them in the Escrow Agreement.

The parties to this certificate are now jointly instructing Escrow Agent to pay to [Buyer] [Seller] an amount equal to $[                    ] out of the Escrow Account, Account Number [                    ] by wire transfer of immediately available funds to:

[Insert wire instructions]

Each of the undersigned hereby represents and warrants that it has been authorized to execute this certificate. These joint instructions may be signed in counterparts (including by scanned copies of counterparts delivered by electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

BUYER:	SELLER:

TALOS PRODUCTION INC.	ILX HOLDINGS, LLC

By:	By:

Name:	Name:

Title:	Title:

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EXHIBIT D

TITLE/ENVIRONMENTAL DISPUTES

All Disputed Matters not finally resolved by the Parties shall be resolved pursuant to this Exhibit D.

(a) Disputed Environmental Matters shall be submitted to a mutually agreed upon nationally recognized independent environmental consulting firm with ten (10) years’ experience as an environmental consultant involving oil and gas properties in the area where the applicable Environmental Defect Property is located (the “Environmental Arbitrator”), and (b) Disputed Title Matters shall be submitted to a mutually agreed upon attorney with at least ten (10) years’ experience as an oil and gas title attorney involving oil and gas properties in the area where the applicable Title Defect Property is located (the “Title Arbitrator” and together with the Environmental Arbitrator, the “Defect Arbitrator”). In the event Purchaser and Seller are unable to mutually agree upon a Defect Arbitrator within twenty (20) days after a Party submitting a matter pursuant to the terms of this Exhibit D, then Seller and Purchaser shall promptly (but in any event within three (3) days after such twentieth (20th) day after a Party’s submission of such matter) nominate a candidate to be the applicable Defect Arbitrator, and such two (2) candidates so nominated shall together within five (5) days elect and determine the applicable Defect Arbitrator (and if such nominated candidates are unable to agree on the Defect Arbitrator within such five (5)-day period, the Defect Arbitrator will be selected by the Houston, Texas office of the American Arbitration Association). The Defect Arbitrator (i) shall not have worked as an employee, consultant, contractor or outside counsel for any Party or any Affiliate of any Party during the five (5)-year period preceding the arbitration or have any financial interest in the dispute, and (ii) shall satisfy the qualifications set forth in (a) or (b) above, as applicable.

The arbitration proceeding shall be conducted in accordance with, but not under the auspices or jurisdiction of, the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Agreement. The applicable Defect Arbitrator’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding upon the Parties, without right of appeal. With respect to each Disputed Matter, as applicable, the Defect Arbitrator shall rule in favor of either Seller’s position (including as to the amount, if any, owed) with respect to such Disputed Matter or Purchaser’s position (including as to the amount, if any, owed) with respect to such Disputed Matter.

The decision of the Defect Arbitrator shall be rendered in writing and shall be final and binding upon the Parties as to the Disputed Matter. Seller and Purchaser shall each bear their own legal fees and other costs of presenting their case.

The Defect Arbitrator shall not have any authority to award exemplary or punitive damages. The sole forum for the arbitration shall be Harris County, Texas and all hearings shall be conducted in Harris County, Texas. Each Party shall bear one-half of the costs and expenses of arbitration, including reasonable compensation of the Defect Arbitrator.

Neither Seller nor Purchaser subject to this Exhibit D will commence or prosecute any suit or action against the other Party subject to this Exhibit D relating to the Disputed Matter, other than as may be necessary to compel arbitration under this Exhibit D or to enforce the award of the board of arbitration.

In making a determination, the applicable Defect Arbitrator shall be bound by the terms set forth in this Agreement with respect to the Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects and Environmental Defect Amounts, as applicable, or otherwise and may consider such other matters as in the opinion of the applicable Defect Arbitrator are necessary or helpful to make a proper determination. Additionally, the applicable Defect Arbitrator may consult with and engage any disinterested non-party to advise the arbitrator, including title attorneys from other states and petroleum engineers. The applicable Defect Arbitrator shall act as an expert for the limited purpose of determining the specific Disputed Matter submitted by any Party and may not award damages, interest or penalties to any Party with respect to any matter.

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No matters whatsoever, other than the Disputed Matters, are subject to the agreement to arbitrate embodied in this Exhibit D.

Notwithstanding Section 12.6 of this Agreement, Disputed Title Matters shall be governed by and construed in accordance with the Laws of the jurisdiction where the applicable Title Defect Property is located, without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction.

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Exhibit Version

EXHIBIT E

FORM OF AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Registration Rights Agreement (the “Original Agreement”), dated as of May 10, 2018, by and between Talos Energy Inc., a Delaware corporation (the “Company”), and each of the other parties set forth on the signature pages to the Original Agreement (the “Original Holders”), is entered into as of [•], by and between the Company and each of the other parties set forth on the signature pages hereto. The Company and the other parties hereto are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.” Capitalized terms used in this Amendment but not defined herein have the meanings assigned to such terms in the Original Agreement.

WHEREAS, the Company and the Original Holders entered into the Original Agreement on May 10, 2018, pursuant to which, among other things, the Company granted certain registration rights to the Original Holders;

WHEREAS, in consideration of the mutual benefits to be derived from the Acquisitions (as defined herein) and this Amendment, the Company and the parties hereto desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01. Definitions.

(a) Additional Definitions. The following terms are hereby added to the definitions included in Section 1.01 of the Original Agreement:

“Acquisitions” means the transactions contemplated by the (i) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings, LLC, a Delaware limited liability company, (ii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings II, LLC, a Delaware limited liability company, (iii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings III LLC a Delaware limited liability company, and (iv) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and Castex Energy 2014, LLC, a Delaware limited liability company, collectively, including in each case the issuance of Common Stock to any New Riverstone Entity as set forth in any such agreement.

“New Riverstone Entities” means ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, and REL US Partnership, LLC, a Delaware limited liability company.

“Talos Production” means Talos Production Inc., a Delaware corporation.

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(b) Revised Definitions. The following terms defined in the Original Agreement are hereby replaced with the following:

“Agreement” means the Registration Rights Agreement, dated as of May 10, 2018, between the Company and each of the other parties set forth on the signature pages thereto, as amended by the Amendment No. 1 to Registration Rights Agreement, dated as of [●], 2019, and as further amended or otherwise modified from time to time.

“Registrable Securities” means (i) any Common Stock held by any of the Principal Holders and the Legacy Holders or any of their respective Affiliates as of May 10, 2018 (after giving effect to the consummation of the Transactions), (ii) any Common Stock held by any of the New Riverstone Entities as of [●], 2019 that was issued in connection with the consummation of any of the Acquisitions and (iii) any Common Stock of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof. For the avoidance of doubt, any Person that (or whose Common Stock) is managed by a Legacy Holder or by the same investment manager as a Legacy Holder shall be considered an Affiliate of such Legacy Holder for purposes of the definition of “Registrable Securities” in this Agreement.

“Riverstone Entities” means, collectively, Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, and the New Riverstone Entities.

Section 1.02. Registration Rights. Section 2.01 of the Original Agreement is hereby replaced in its entirety as follows:

“Section 2.01. Demand Registration. Upon the written request (a “Notice”) by a Principal Holder, Legacy Holder or any other Holder owning or controlling at least five percent (5%) of the then outstanding Registrable Securities (subject to adjustment pursuant to Section 3.04), the Company shall file with the Commission, as soon as reasonably practicable, but in no event more than 30 days following the receipt of the Notice, a registration statement (each, a “Registration Statement”) under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holders giving such Notice, be a registration statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”)). The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. To the extent the initial Registration Statement is not made on Form S-3, the Company shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Registration Statement on Form S-3 to replace the initial Registration Statement and use its best efforts to cause such subsequent Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2.01 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Holder shall be limited to two demand registrations under this Section 2.01 in any twelve-month period (provided, however, that there shall be no limit on the number of Shelf Registration Statements that may be required by the Holders hereunder), and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company.”

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ARTICLE II

MISCELLANEOUS

Section 2.01. Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 3.11 of the Original Agreement.

Section 2.02. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Amendment by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.03. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 2.04. Governing Law. The laws of the State of New York shall govern this Amendment.

Section 2.05. Severability of Provisions. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 2.06. Effect of the Amendment. Except as amended by this Amendment, all other terms of the Original Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first above written.

TALOS ENERGY INC.

By:
Name:	Timothy S. Duncan
Title:	President and Chief Executive Officer

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AP TALOS ENERGY LLC
a Delaware limited liability company

By:
Name:	Christopher R. Gruszczynski
Title:	Vice President

AP TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name:	Christopher R. Gruszczynski
Title:	Vice President

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AP OVERSEAS TALOS HOLDINGS PARTNERSHIP, LLC
a Delaware limited liability company

By:	Apollo Management VII, L.P.,
its manager

By:	AIF VII Management, LLC,
its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

By:	Apollo Commodities Management, L.P., with respect to Series I, its manager

By:	Apollo Commodities Management GP, LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AIF VII (AIV), L.P.
a Delaware limited partnership

By:	Apollo Advisors VII (APO DC), L.P., its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ANRP DE HOLDINGS, L.P.
a Delaware limited partnership

By:	Apollo ANRP Advisors (APO DC), L.P., its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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RIVERSTONE TALOS ENERGY EQUITYCO LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V FT CORP HOLDINGS, L.P.
a Delaware limited partnership

By:	Riverstone Energy Partners V, L.P., its general partner

By:	Riverstone Energy GP V, LLC its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ILX HOLDINGS, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS III LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P.

By: RIVERSTONE V REL HOLDINGS GP, LLC, its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

REL US PARTNERSHIP, LLC

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts

By:
Name:
Title:

MACKAY SHIELDS LLC, as investment manager on behalf of certain of its clients

By:
Name:
Title:

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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Exhibit Version

EXHIBIT F

FORM OF SELLER GUARANTEE

THIS LIMITED GUARANTEE, dated as of [            ] (this “Limited Guarantee”), is entered into by Riverstone/Carlyle Global Energy and Power Fund IV (FT), L.P., a Delaware limited partnership (“Guarantor”) in favor of Talos Production Inc., a Delaware corporation (“Purchaser”). Each of Guarantor and Purchaser are sometimes referred to herein individually as a “Party”, and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the PSA (as defined below).

WHEREAS, Guarantor’s indirect subsidiary, ILX Holdings, LLC, a Delaware limited liability company (“Seller”), has entered into that certain Purchase and Sale Agreement, dated as of December [●], 2019, with Purchaser and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation (as amended, restated, modified or supplemented from time to time, the “PSA”), pursuant to which Seller is selling and assigning all of the Acquired Membership Interests in each of the Companies to Purchaser; and

WHEREAS, Guarantor is executing this Limited Guarantee to guarantee pursuant to the terms hereof certain potential payment obligations of Seller in favor of Purchaser pursuant to Section 11.2(b) of the PSA during the term of this Limited Guarantee.

NOW, THEREFORE, in order to induce Purchaser to consummate the transactions contemplated by the PSA with Seller, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1.	Limited Guarantee.

(a)

Subject to all of the terms and conditions of this Limited Guarantee, Guarantor hereby irrevocably and unconditionally guarantees to Purchaser the payment of all Damages under Seller’s indemnification obligations in Section 11.2(b) of the PSA, whether now or hereafter existing, in each case, in accordance with the terms, conditions and limitations of the PSA (including the limitations set forth in Section 11.4 of the PSA) when (and only if) the same shall become due and payable by Seller in accordance with the terms of the PSA (collectively, the “Guaranteed Obligations”); provided, however, and notwithstanding anything to the contrary, the maximum aggregate liability of Guarantor hereunder shall not exceed an aggregate sum of ten percent (10%) of the Unadjusted Purchase Price under the PSA (such amount, the “Cap”). In the event any Guaranteed Obligations shall not have been paid by Seller when due, Guarantor shall pay or cause to be paid (subject to the Cap) to Purchaser the unpaid amount of such Guaranteed Obligations that are then due and unpaid within ten (10) Business Days after written demand therefor from Purchaser. Notwithstanding anything to the contrary, to the extent Seller is relieved of any portion of its obligations under the PSA with respect to any of the Guaranteed Obligations, by satisfaction thereof or pursuant to any other written agreement executed by Purchaser (other than, for clarity but not limited to, due to the operation of bankruptcy, insolvency or similar laws), Guarantor shall be relieved of its obligations under this Limited Guarantee to the same extent. This Limited Guarantee may be enforced for the payment of money only.

(b)

Guarantor’s obligations are primary obligations and independent of all of Seller’s obligations to Purchaser. Guarantor, however, shall be entitled to assert any defenses to its obligations based upon acts or failures to act of Purchaser that are available to Seller under the PSA and, in no event shall Guarantor’s liability under this Limited Guarantee be greater than Seller’s liability under Article 11 of the PSA. Upon default by Seller with respect to any of the Guaranteed Obligations, Purchaser shall

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have no obligation to proceed against Seller, and may proceed directly against Guarantor without proceeding or exhausting any right to take any action against Seller or its assets or any other Person or pursuing any other remedy. Guarantor irrevocably waives acceptance hereof, diligence, presentment, demand, protest, notice of dishonor, notice of any sale of collateral and any notice not provided for herein. Guarantor further agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel costs, fees and expenses) incurred by Purchaser in enforcing and/or preserving its rights under this Limited Guarantee, which amount shall not be included in the calculation of the aggregate liability of Guaranteed Obligations subject to the Cap.

2.	Changes in Guaranteed Obligations; Certain Waivers.

(a)

This Limited Guarantee is an absolute and irrevocable guarantee of the full payment of the Guaranteed Obligations (subject to the terms and conditions hereof, and of the PSA) and not of the collectability of the Guaranteed Obligations only. The Guaranteed Obligations shall not be released, diminished, impaired or reduced by the occurrence of any one or more of the following events: (i) the taking or accepting of any security or other guarantee for the Guaranteed Obligations, and the existence, or extent of, any release, exchange, surrender, non-perfection or invalidity of any direct or indirect security for any of the Guaranteed Obligations; (ii) any change in the corporate existence (including its organizational documents, laws, rules, regulations or powers), structure or ownership of Seller or Guarantor, or the insolvency, bankruptcy, reorganization or other similar proceeding affecting any Person at any time liable for the performance of the Guaranteed Obligations, including Seller or Guarantor, or any of their respective assets; (iii) any modification, amendment, restatement, waiver, extension or rearrangement of or supplement to the PSA or the Guaranteed Obligations, in each case, that is made with the consent of Seller; (iv) the existence of any claim, set-off or other rights which Guarantor may have at any time against Purchaser, Seller or any other Person, whether in connection herewith or in connection with any unrelated transaction; (v) the invalidity or unenforceability in whole or in part of the PSA or any Guaranteed Obligations, or any provision of applicable Law purporting to prohibit payment by Seller of amounts to be paid by it under the PSA or any of the Guaranteed Obligations; or (vi) any other act or omission of Seller that may in any manner vary the risk of or to Guarantor or otherwise operate as a discharge of Guarantor as a matter of law or equity (other than as a result of payment of the Guaranteed Obligations in accordance with their terms).

(b)

Notwithstanding the foregoing, Guarantor does not waive (i) any defenses arising from actual fraud, gross negligence or willful misconduct by Purchaser or any of its Affiliates that are available to Seller under the PSA or (ii) any defenses, limitations, deductibles, thresholds, caps, disclaimers or conditions precedent to the payment of the Guaranteed Obligations that are available to Seller under the PSA, including without limitation pursuant to Section 11.4 of the PSA. Nothing in this Limited Guarantee shall limit or otherwise affect the rights of Seller under the terms of the PSA.

(c)

If all or any part of any payment to or for the benefit of Purchaser in respect of the Guaranteed Obligations shall be invalidated, declared to be fraudulent or preferential, set aside or required for any reason to be repaid or paid to a trustee, receiver or other third Person, then any Guaranteed Obligations that otherwise would have been satisfied by that payment or partial payment shall be revived and continue in full force and effect for purposes hereof as if that payment had not been made.

(d)

In the event that acceleration of the time for payment of any amount payable by Seller under the PSA is stayed upon the insolvency, bankruptcy or reorganization of Seller, all such undisputed amounts otherwise subject to acceleration or required to be paid upon an early termination pursuant to the terms of the PSA shall nonetheless be payable (subject to the Cap) by Guarantor hereunder on receipt by Guarantor of a written demand by Purchaser.

3.	Termination.

(a)

This is a continuing guarantee and will remain in full force and effect until, subject to Section 3(b) below, the earliest to occur of (i) all of the Guaranteed Obligations have been fully and finally paid and

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performed or excused under the terms of the PSA, (ii) the twelve (12) month anniversary of the Closing Date (except with respect to any Guaranteed Obligations accruing pursuant to Section 11.2(b)(iii)(C) of the PSA, eighteen (18) month anniversary of the Closing Date), (iii) the termination of this Limited Guarantee by mutual agreement of Purchaser and Guarantor and (iv) payment by Guarantor hereunder of an amount equal to the Cap (any such event, a “Termination”).

(b)

Upon any Termination, Guarantor shall be fully released and discharged from all of its obligations hereunder, and no Person shall have any rights or claims under this Limited Guarantee, or in respect of any oral representations made or alleged to be made in connection herewith, whether at law or equity, in contract, in tort or otherwise; provided that, notwithstanding anything contained in this Limited Guarantee to the contrary, (i) if any bona fide claim of Guaranteed Obligations is asserted pursuant to this Limited Guarantee prior to the Termination, this Limited Guarantee shall not be terminated with respect to such bona fide claim until the final resolution of such bona fide claim, and (ii) this Limited Guarantee shall not be terminated with respect to any Guaranteed Obligations accruing pursuant to Section 11.2(b)(iii)(A) or Section 11.2(b)(iii)(B) of the PSA, if prior to the twelve (12) month anniversary of the Closing Date Purchaser notifies Guarantor that Purchaser is not reasonably satisfied that the Indemnified Liabilities under Section 11.2(b)(iii)(A) or Section 11.2(b)(iii)(B) of the PSA are fully resolved without any obligation, liability or Damage to the Purchaser Indemnified Parties, in which event this Limited Guarantee shall not be terminated with respect thereto until Purchaser is reasonably satisfied that such Indemnified Liabilities have been finally and fully resolved without any obligation, liability or Damage to the Purchaser Indemnified Parties. For the avoidance of doubt, if Seller provides Purchaser with written notice establishing (as Purchaser shall in good faith determine) that (i) the Ridgewood MSA has been terminated without recourse as to the Companies or (ii) the Preferential Purchase Right or right to participate in the bidding for a sale with respect to any of the Companies, the Company Assets or the Acquired Membership Interests held by Ridgewood pursuant to that certain Second Amended and Restated Participation Agreement, dated as of February 10, 2016, by and between Seller and Ridgewood has been satisfied or is released by Ridgewood, then, in each case, this Limited Guarantee shall be terminated as to the applicable Indemnified Liabilities under Section 11.2(b)(iii)(A) or Section 11.2(b)(iii)(B) of the PSA as to which such notice applies and Purchaser shall no longer be entitled to make any claims under this Limited Guarantee with respect to such Indemnified Liabilities.

4.

Sole Recourse. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith or otherwise, and notwithstanding the fact that Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, Purchaser agrees that no Person other than Guarantor has any obligations hereunder, and no Person other than Purchaser or its respective successors or assigns has any right of recovery hereunder against, and no personal liability shall attach hereunder to, any Released Person, whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of Seller against Guarantor or any Released Person, by or through Purchaser or any of its Affiliates (including Purchaser Parent) against any Released Person, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Law, or otherwise. Recourse against Guarantor shall be the sole and exclusive remedy of Purchaser and all of its Affiliates (including Purchaser Parent) with respect to this Limited Guarantee, and Purchaser hereby irrevocably covenants and agrees that it shall not institute, directly or indirectly, and shall cause its Affiliates not to institute, any proceeding or bring any claim arising under, or in connection with, the PSA against Guarantor or any Released Person (whether by or through attempted piercing of the entity veil or otherwise), other than claims of Purchaser (a) against Guarantor under this Limited Guarantee or (b) against Seller and its sucessors and assigns under the PSA, as applicable. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person other than Purchaser any rights or remedies against any Person, including Guarantor, except as expressly set forth herein. “Released Persons” means any former, current or future, direct or indirect, director, officer, partner, manager, member, employee, agent or Affiliate of Guarantor, Riverstone or any Riverstone Portfolio Company, any former, current or future, direct or indirect, holder of

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any equity interests or other securities of Guarantor, Riverstone or any Riverstone Portfolio Company (whether such holder is a limited or general partner, member, stockholder or otherwise), any former, current or future assignee of Guarantor or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, Affiliate, controlling person, representative, successor or assignee of any of the foregoing; provided that, notwithstanding anything to the contrary in this definition, “Released Persons” shall not include Guarantor.

5.

Representations and Warranties. Guarantor represents and warrants to Purchaser as of the date first written above the following: (a) Guarantor is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware; (b) Guarantor has the requisite power to enter into and perform its obligations under this Limited Guarantee; (c) the execution, delivery and performance of this Limited Guarantee have been duly and validly authorized by all requisite action on the part of Guarantor; (d) this Limited Guarantee has been duly executed and delivered by Guarantor and constitutes a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (e) the execution, delivery and performance of this Limited Guarantee will not violate any provision of the Organizational Documents of Guarantor or any Laws applicable to Guarantor or any contractual restriction binding on Guarantor; and (f) the execution, delivery and performance of this Limited Guarantee by Guarantor will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

6.

Notices. All notices, statements, payments and other communications that are required or may be given pursuant to this Limited Guarantee shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Guarantor:

Riverstone/Carlyle Global Energy and Power Fund IV (FT), L.P.

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423
Email: jeff.munoz@lw.com

If to Purchaser:	Talos Production Inc. 333 Clay St., Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com; lspottswood@velaw.com

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Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

7.	Miscellaneous.

(a)	This Limited Guarantee may only be amended by an agreement in writing signed by Guarantor and Purchaser and expressly identified as an amendment or modification.

(b)

This Limited Guarantee is for the benefit of Purchaser, and this Limited Guarantee shall not otherwise be deemed to confer upon or give to any other Person any right, claim, cause of action or other interest herein.

(c)	The headings and titles contained in this Limited Guarantee are for convenience purposes only and will not in any way affect the interpretation hereof.

(d)

If any provisions of this Limited Guarantee or the application thereof to any Person or circumstance shall for any reason and to any extent be invalid or unenforceable, neither the remainder of this Limited Guarantee nor the application of such provision to other Person(s) or circumstances shall be affected thereby, but shall be enforced to the extent permitted by applicable Law. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(e)

Neither Guarantor nor Purchaser may assign any of its rights or obligations hereunder without the prior written consent of the other Party; provided that Purchaser may assign its rights hereunder to a wholly owned direct or indirect subsidiary (for the avoidance of doubt, such assignment shall only be permitted for so long as such assignee remains a wholly owned direct or indirect subsidiary of Purchaser Parent) or pursuant to any pledge or security agreement to its creditors. Any assignment made without such consent shall be void.

(f)

This Limited Guarantee may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Limited Guarantee.

(g)

Each of Guarantor and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Limited Guarantee is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Limited Guarantee shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Limited Guarantee or any particular provision thereof.

(h)

This Limited Guarantee constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

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(i)

Any of the terms of this Limited Guarantee and any condition to a Party’s obligations hereunder may be waived only in writing by such Party specifically stating that it waives a term or condition hereof. No waiver by a Party of any one or more conditions or defaults by the other in performance of any of the provisions of this Limited Guarantee shall operate or be construed as a waiver of any future conditions or defaults, whether of a like or different character, nor shall the waiver constitute a continuing waiver unless otherwise expressly provided in writing.

(j)

The rights, powers, remedies and privileges provided in this Limited Guarantee are cumulative and exccept as expressly provided for herein, not exclusive of any rights, powers, remedies and privileges provided by Law and any other agreement.

8.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

This Limited Guarantee and any claim, controversy, dispute or cause of action based upon, arising out of or relating to this Limited Guarantee shall be governed, construed and enforced in accordance with the laws of the State of New York, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

(b)

Each of the Parties irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County in the State of New York, and any appellate court from any thereof, for the purposes of any suit, action or other proceeding arising out of this Limited Guarantee.

(c)

Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Limited Guarantee in any New York State court or Federal court of the United States of America sitting in New York County in the State of New York, and any appellate court from any thereof, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum or an improper venue.

(d)

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LIMITED GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY BOTH PARTIES TO THIS LIMITED GUARANTEE.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Limited Guarantee has been signed by each of the Parties as of the date first written above.

RIVERSTONE/CARLYLE GLOBAL ENERGY AND POWER FUND IV (FT), L.P.

By:	[●], its [●]

By:
Name:
Title:

Acknowledged and agreed by:

TALOS PRODUCTION INC.

By:
Name: Title:

[Signature Page to ILX I Limited Guarantee]

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Exhibit Version

EXHIBIT G

FORM OF EXCLUDED ASSETS ASSIGNMENT

This Excluded Assets Assignment (this “Assignment”), executed as of [●], 2020 and immediately prior to the closing (the “Closing”) of the transactions contemplated by the PSA (as defined below), is made by and between ILX Holdings, LLC, a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019 (“Assignee”), and each of the entities listed on Exhibit A attached hereto (collectively, “Assignor”), each a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019. Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA.

BACKGROUND:

A. Pursuant to Section 1.3 of that certain Purchase and Sale Agreement, by and among Assignee, Talos Production Inc., a Delaware corporation (“Purchaser”), and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation, dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”), the parties thereto agreed that Assignee would cause Assignor to assign to Assignee the Assets (as defined below).

B. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Assets.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Assignor, effective as of immediately prior to the Closing, hereby grants, bargains, sells, assigns, conveys and delivers to Assignee all of Assignor’s right, title and interest in and to, and all of its obligations under, arising out of, or relating to, the following described assets (collectively, the “Assets”):

(a) the Excluded Company Records (as defined below);

(b) subject to Section 1.4 of the PSA, all trade credits, all accounts, all receivables of Assignor and all other proceeds, income or revenues of Assignor attributable to the Company Assets and attributable to any period of time prior to the Effective Time;

(c) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i) of the PSA, Assignor’s right with respect to all claims and causes of action of Assignor arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(d) subject to Section 5.13 of the PSA, all rights and interests of Assignor (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

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(e) subject to Section 1.4 of the PSA, Assignor’s rights with respect to all Hydrocarbons produced and sold from the Company Assets with respect to all periods prior to the Effective Time (except for all Hydrocarbons for which Assignee receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a) of the PSA);

(f) all of Assignor’s personal computers and associated peripherals;

(g) all of Assignor’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(h) to the extent transferable, all Seismic Data of Assignor;

(i) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(j) Assignee’s or its Affiliates’ (including Assignor’s) Loan instruments or any other indebtedness for borrowed money;

(k) any assets that are excluded from the transactions contemplated under the PSA pursuant to the terms of the PSA;

(l) to the extent transferable, all surety agreements and similar agreements, bonds, letters of credit, guarantees and other items of credit support, including those listed on Schedule 3.30(a) and Schedule 3.30(b) to the PSA, and to the extent not transferable, the right to receive all proceeds associated with the foregoing;

(m) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument established or maintained, whether held by Assignor or any other Person on behalf of Assignor, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of Assignor, including those listed on Exhibit B attached hereto;

(n) all revenues and other amounts to which Assignee is entitled pursuant to Section 1.4 of the PSA;

(o) the Ridgewood MSA; and

(p) any assets described on Exhibit C attached hereto.

TO HAVE AND TO HOLD the Assets, together with all rights, titles, interests, estates, remedies, powers, privileges, and appurtenances in any way appertaining or belonging thereto, unto Assignee, and its successors and assigns, forever, subject to the terms of this Assignment and the PSA.

2. Defined Terms. The following terms and expressions shall have the meanings set forth hereinafter:

“Excluded Company Records” means:

(a) all legal records and legal files of Assignee and Assignor and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Assignee’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(b) Assignee’s Income Tax Returns, Consolidated Group Tax Returns and other Tax Returns or other income Tax information of Assignee not related to the Company Assets;

(c) all financial and legal records of Assignee or its Affiliates (other than Assignor) and all of Assignee’s and its Affiliates’ (other than Assignor’s) corporate minute books and other business records (to the extent not pertaining primarily to Assignor);

(d) all emails and other correspondence by Assignee’s, its Affiliates’ and Riverstone personnel with respect to Assignee, Assignor, the Company Assets and the Company Business in any way; and

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(e) all documents, data and records prepared or received by Assignee, Assignor or any of their Affiliates relating to the sale of the Acquired Membership Interests, Assignor and the Company Businesses, including (i) lists of prospective purchasers for such transactions compiled by Assignee or its Affiliates, (ii) bids received from and records of negotiations with third Persons constituting prospective purchasers, (iii) analyses by Assignee or its Affiliates of any bids submitted by any prospective purchaser, (iv) correspondence between or among Assignee, its representatives, and any prospective purchaser but excluding communications between Assignee or Assignor (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (v) correspondence between Assignee or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by the PSA.

3. Acceptance by Assignee. Subject to the terms of the PSA, as of immediately prior to the Closing, Assignee does hereby accept the assignment, transfer and conveyance of the Assets, assume any and all of Assignor’s duties and obligations and all Damages with respect to the Assets, and agrees to be bound by all express and implied covenants, rights, benefits, conditions, obligations, and liabilities with respect to the Assets.

4. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

5. Limitations.

(a) Assignor (i) makes no representations or warranties, express or implied, with respect to the Assets or the transactions contemplated hereby, and (ii) expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Assignee or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Assignee by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Assignor or any of its Affiliates or related Persons).

(b) ASSIGNOR (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE, AND THAT THE ASSETS ARE BEING ASSIGNED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL

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LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS ASSIGNMENT AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

6. PSA. This Assignment is made subject to the PSA. Nothing in this Assignment shall supersede, enlarge, diminish, waive or modify any term of the PSA or of the other documents contemplated therein. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

7. Subrogation. With respect to Assignee’s acceptance and assumption of the ownership and obligations with respect to the Assets, to the extent permitted by Law, Assignee shall be subrogated to Assignor’s rights in and to the representations, warranties and covenants given by Assignor’s predecessors in title with respect to the Assets, and Assignor hereby grants and transfers to Assignee, its respective successors and assigns, to the extent so transferable and permitted by Law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets.

8. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

A-I-123

EXECUTED	on this day of , 2020.

ASSIGNOR:
[ ]

By:
Name:
Title:

ASSIGNEE:
ILX HOLDINGS, LLC

By:
Name:
Title:

Signature Page to ILX I PSA Excluded Assets Assignment

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EXHIBIT A

COMPANIES1

[1]	NTD: To conform to Exhibit B of the PSA.

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EXHIBIT B

SINKING FUNDS2

[2]	NTD: To conform to Schedule A to the PSA.

A-I-126

EXHIBIT C

SPECIFIED ASSETS3

[3]	NTD: To conform to Annex 1, Part E to the PSA.

A-I-127

FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”), is dated as of February 24, 2020, by and among ILX Holdings, LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Parties are parties to that certain Purchase and Sale Agreement, dated as of December 10, 2019 (the “Purchase Agreement”), by and among Seller, Purchaser, and, and solely with respect to its obligations related to the Purchaser Parent Shares (as defined in the Purchase Agreement), Purchaser Parent;

WHEREAS, the Parties desire to amend certain provisions of the Purchase Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to Section 12.12 of the Purchase Agreement, the Purchase Agreement must be amended or modified by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification; and

WHEREAS, concurrently with the execution of this Amendment, Purchaser Parent is entering into an amendment to its Stockholders’ Agreement, dated as of May 10, 2018, by and among Purchaser Parent, the Apollo Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment) and the Riverstone Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment), which amendment shall only be effective upon the closing of the transactions contemplated by the Purchase Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

2.	Amendments. The Purchase Agreement is hereby amended as follows:

a.	Section 1.2 is hereby amended to add the following term in appropriate alphabetical order:

““Amendment” means that certain Amendment to this Agreement, dated as of February 24, 2020, by and among Seller, Purchaser and Purchaser Parent.”

Additionally, all applicable Section references contained in Section 1.2 and in the “Index of Defined Terms” located in the Purchase Agreement are automatically updated and corrected in accordance with the additional defined term added to Section 1.2 of the Purchase Agreement by this Amendment. The “Index of Defined Terms” is also updated to include a row for the term “Certificate of Designation”, which is defined in Section 2.1(a) of the Purchase Agreement (as amended by this Amendment).

b.	Section 1.2 is hereby amended to delete the defined term “Effective Time” in its entirety and replace such term with the following:

““Effective Time” means 12:01 a.m., prevailing Central Time, on July 1, 2019.”

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c.	The first sentence of Section 2.1(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The purchase price for the Acquired Membership Interests shall be equal to $286,027,272.73 (the “Unadjusted Purchase Price”), consisting of (i) $173,300,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 49,600 shares of Series A Convertible Preferred Stock (as defined in the Certificate of Designation) of Purchaser Parent, par value $0.01 per share, having the terms set forth in a Certificate of Designation substantially in the form attached as Exhibit I hereof (such Certificate of Designation, the “Certificate of Designation” and such shares, the “Purchaser Parent Shares”).”

d.	Section 4.3 of the Purchase Agreement is hereby amended to add the following sentence to the end of such section:

“Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the execution date of the Amendment, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the common stock of Purchaser Parent to be issued upon conversion of the Purchaser Parent Shares into common stock of Purchaser Parent, have executed and delivered, prior to the execution of the Amendment, an irrevocable written consent to such conversion and the issuance of common stock of Purchaser Parent upon such conversion.”

e.	The last sentence of Section 4.7 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its preferred stock to enable it to issue the Purchaser Parent Shares to Seller. Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the shares of common stock issuable upon conversion of the Purchaser Parent Shares.”

f.	Section 4.12 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 4.12    Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized as of the date of the Amendment, and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, as amended by the Certificate of Designation, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.”

g.	The last sentence of Section 4.15 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Subject to the receipt of the New York Stock Exchange listing approval with respect to the common stock issuable upon conversion of the Purchaser Parent Shares, the issuance, sale and conversion of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.”

h.	Section 5.14 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.14    Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the common stock issuable upon conversion of the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.”

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i.	Section 5.16 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.16    Preparation of Information Statement. As promptly as reasonably practicable after the date of the Amendment, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement (including, to the extent required in either a preliminary or definitive filing of the Information Statement, audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31, 2019 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for each of the years in the three-year period ended December 31, 2019) and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser Parent will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party. For the avoidance of doubt, the covenants set forth in this Section 5.16 shall survive the Closing until fully performed.”

j.	Each of Section 7.1(f) and Section 7.2(f) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(f) [Intentionally Omitted].”

k.	Section 7.1(g) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(g) NYSE Listing. The common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;”

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l.	Section 8.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 8.1    Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) February 28, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”).”

m.	Section 8.3 of the Purchase Agreement is hereby amended to amend and restate the existing subsections (g) and (h), and to add a new subsection (i), which amendments read as follows:

“(g) the Closing Settlement Statement, duly executed by Purchaser;

(h) evidence that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware; and

(i) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.”

n.	Section 12.2 of the Purchase Amendment, with respect to the notice addresses for Purchaser and/or Purchaser Parent, is hereby amended and restated as follows:

“If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Shay Kuperman; Lande Spottswood

Telephone: (713) 758-4762; (713) 758-2326

Email: skuperman@velaw.com;

lspottswood@velaw.com”

o.	The Purchase Agreement is hereby amended to replace Exhibit E thereto with Exhibit E hereto, and to include an Exhibit I in the form attached as Exhibit I hereto, respectively.

p.

Schedule 5.10 to the Purchase Agreement is hereby amended to delete in its entirety the reference to a Consulting Agreement, dated July 27, 2019, between Ridgewood Energy Corporation and Risked Revenue Energy Associates.

3.

References. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as further amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

4.

Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Purchase Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

5.

Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party electronically or by facsimile transmission shall be deemed an original signature hereto.

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6.

Miscellaneous. The terms and provisions of Sections 5.8 (Further Assurances), 12.2 (Notices), 12.3 (Expenses), 12.6 (Governing Law), 12.7 (Dispute Resolution), 12.8 (Captions), 12.9 (Waivers), 12.10 (Assignment), 12.11 (Entire Agreement), 12.12 (Amendment), 12.13 (No Third Person Beneficiaries), 12.14 (Headings), 12.15 (References), 12.16 (Construction), and 12.19 (Time of Essence) of the Purchase Agreement (as amended by this Amendment) are incorporated into this Amendment, mutatis mutandis.

[Signature pages follow]

A-I-132

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties as of the date first above written.

SELLER: ILX HOLDINGS, LLC

By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-I-133

PURCHASER: TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT: TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-I-134

Exhibit E

FORM OF AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

[See attached.]

EXHIBIT E

A-I-135

Exhibit I

FORM OF CERTIFICATE OF DESIGNATION

[See attached.]

EXHIBIT I

A-I-136

Annex A-II

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

BY AND AMONG

ILX HOLDINGS II, LLC,

AND

TALOS PRODUCTION INC.,

AND,

SOLELY WITH RESPECT TO ITS OBLIGATIONS RELATED TO THE PURCHASER PARENT SHARES,

TALOS ENERGY INC.

DATED AS OF DECEMBER 10, 2019

Page
ARTICLE 1 PURCHASE AND SALE		A-II-1

Section 1.1	Purchase and Sale	A-II-1
Section 1.2	Certain Definitions	A-II-1
Section 1.3	Excluded Assets	A-II-17
Section 1.4	Revenues and Expenses	A-II-17

ARTICLE 2 PURCHASE PRICE		A-II-18

Section 2.1	Purchase Price	A-II-18
Section 2.2	Allocated Values; Income Tax Treatment of Purchase Price	A-II-18
Section 2.3	Adjustments to Cash Purchase Price	A-II-20
Section 2.4	Closing Cash Payment and Post-Closing Purchase Price Adjustments	A-II-21

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER		A-II-23

Section 3.1	Seller	A-II-23
Section 3.2	The Companies	A-II-24
Section 3.3	Subsidiaries	A-II-25
Section 3.4	Financial Statements	A-II-25
Section 3.5	Labor and Employee Benefits Matters	A-II-25
Section 3.6	Litigation	A-II-26
Section 3.7	Taxes	A-II-26
Section 3.8	Environmental Matters	A-II-27
Section 3.9	Compliance with Laws	A-II-28
Section 3.10	Material Contracts	A-II-28
Section 3.11	Consents and Preferential Purchase Rights	A-II-29
Section 3.12	Liability for Brokers’ Fees	A-II-29
Section 3.13	Outstanding Capital Commitments	A-II-29
Section 3.14	Absence of Certain Changes	A-II-29
Section 3.15	Permits	A-II-29
Section 3.16	Assets of Company Businesses	A-II-30
Section 3.17	Insurance	A-II-30
Section 3.18	Absence of Undisclosed Liabilities	A-II-30
Section 3.19	Payout Balances and Take or Pay	A-II-30
Section 3.20	Non-Consent	A-II-30
Section 3.21	Wells	A-II-30
Section 3.22	Imbalances	A-II-31
Section 3.23	Royalties	A-II-31
Section 3.24	Leases	A-II-31
Section 3.25	Non-Operation	A-II-31
Section 3.26	Bankruptcy	A-II-31
Section 3.27	Bank Accounts	A-II-32
Section 3.28	Intellectual Property	A-II-32
Section 3.29	Casualty Losses	A-II-32
Section 3.30	Bonds; Letters of Credit and Guarantees	A-II-32
Section 3.31	Limitations	A-II-32
Section 3.32	Information Supplied	A-II-35
Section 3.33	Specified Matters	A-II-35

A-II-i

Page

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT		A-II-35

Section 4.1	Existence and Qualification	A-II-35
Section 4.2	Power	A-II-35
Section 4.3	Authorization and Enforceability	A-II-36
Section 4.4	No Conflicts	A-II-36
Section 4.5	Consents, Approvals or Waivers	A-II-36
Section 4.6	Litigation	A-II-36
Section 4.7	Financing	A-II-36
Section 4.8	Investment Intent	A-II-36
Section 4.9	Independent Investigation	A-II-37
Section 4.10	Liability for Brokers’ Fees	A-II-37
Section 4.11	Qualification	A-II-37
Section 4.12	Issuance of Purchaser Parent Shares	A-II-37
Section 4.13	SEC Reports	A-II-37
Section 4.14	Investment Company	A-II-38
Section 4.15	NYSE Listing	A-II-38
Section 4.16	Bankruptcy	A-II-38
Section 4.17	Information Supplied	A-II-38

ARTICLE 5 COVENANTS OF THE PARTIES		A-II-38

Section 5.1	Press Releases and Disclosures	A-II-38
Section 5.2	Operation of Business	A-II-39
Section 5.3	Conduct of the Companies	A-II-41
Section 5.4	Update of Schedules	A-II-43
Section 5.5	Commercially Reasonable Efforts; Further Action	A-II-43
Section 5.6	Intercompany Indebtedness	A-II-44
Section 5.7	Hedges	A-II-44
Section 5.8	Further Assurances	A-II-44
Section 5.9	Replacement of Bonds, Letters of Credit and Guarantees	A-II-44
Section 5.10	Certain Affiliate Transactions	A-II-45
Section 5.11	Preferential Purchase Rights; Consents	A-II-45
Section 5.12	Release	A-II-47
Section 5.13	Casualty and Condemnation	A-II-47
Section 5.14	Purchaser Parent Shares	A-II-48
Section 5.15	Cooperation with Purchaser Parent Securities Filings	A-II-48
Section 5.16	Preparation of Information Statement	A-II-48
Section 5.17	Distributions	A-II-49
Section 5.18	R&W Policy	A-II-49

ARTICLE 6 EXAMINATION OF TITLE AND PROPERTIES		A-II-50

Section 6.1	Access	A-II-50
Section 6.2	Environmental Inspection	A-II-50
Section 6.3	Exclusive Remedy	A-II-51
Section 6.4	Notice of Title Defects and Title Benefits; Remedies	A-II-52
Section 6.5	Title Defect Amount; Title Benefit Amount; Adjustments	A-II-53
Section 6.6	Notice of Environmental Defects; Remedies	A-II-54
Section 6.7	Title and Environmental Dispute Resolution	A-II-56
Section 6.8	Special Warranty of Defensible Title	A-II-56

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Page

ARTICLE 7 CONDITIONS TO CLOSING		A-II-56

Section 7.1	Conditions of Seller to Closing	A-II-56
Section 7.2	Conditions of Purchaser to Closing	A-II-57

ARTICLE 8 CLOSING		A-II-59

Section 8.1	Time and Place of Closing	A-II-59
Section 8.2	Obligations of Seller at Closing	A-II-59
Section 8.3	Obligations of Purchaser at Closing	A-II-60

ARTICLE 9 TAX MATTERS		A-II-60

Section 9.1	Withholding	A-II-60
Section 9.2	Tax Returns	A-II-61
Section 9.3	Proration of Straddle Period Taxes	A-II-61
Section 9.4	Cooperation on Tax Returns and Tax Proceedings	A-II-62
Section 9.5	Transfer Taxes	A-II-62
Section 9.6	Tax Refunds	A-II-62

ARTICLE 10 TERMINATION		A-II-62

Section 10.1	Termination	A-II-62
Section 10.2	Effect of Termination	A-II-63

ARTICLE 11 ASSUMPTION; INDEMNIFICATION; LIMITATIONS		A-II-64

Section 11.1	[Reserved]	A-II-64
Section 11.2	Indemnification	A-II-64
Section 11.3	Indemnification Actions	A-II-67
Section 11.4	Limitation on Actions	A-II-68

ARTICLE 12 MISCELLANEOUS		A-II-70

Section 12.1	Counterparts	A-II-70
Section 12.2	Notices	A-II-71
Section 12.3	Expenses	A-II-71
Section 12.4	Records	A-II-72
Section 12.5	Name Change	A-II-72
Section 12.6	Governing Law	A-II-72
Section 12.7	Dispute Resolution	A-II-72
Section 12.8	Captions	A-II-72
Section 12.9	Waivers	A-II-72
Section 12.10	Assignment	A-II-73
Section 12.11	Entire Agreement	A-II-73
Section 12.12	Amendment	A-II-73
Section 12.13	No Third-Person Beneficiaries	A-II-73
Section 12.14	Headings	A-II-73
Section 12.15	References	A-II-73
Section 12.16	Construction	A-II-73
Section 12.17	Limitation on Damages	A-II-74
Section 12.18	Specific Performance	A-II-74
Section 12.19	Time of Essence	A-II-74

A-II-iii

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Companies
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Seller Guarantee
Exhibit G	Form of Excluded Assets Assignment
Exhibit H	R&W Policy

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees
Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Companies
Schedule 5.10	Affiliate Transactions
Schedule 11.2	Indemnified Liabilities

A-II-iv

Index of Defined Terms

Accounting Arbitrator	Section 2.2(b)(iii)
Accounting Principles	Section 1.2(a)
Acquired Membership Interests	Recitals
Adjustment Notice	Section 2.4(b)
Affiliate	Section 1.2(b)
Affiliate Contract	Section 1.2(ccc)(xv)
Affiliate Transactions	Section 5.10
Agreed Rate	Section 1.2(c)
Agreement	Preamble
Allocated Value	Section 2.2(a)
Allocation Objection Notice	Section 2.2(b)(ii)
Antitrust Laws	Section 1.2(d)
Asset Taxes	Section 1.2(e)
Assignment of Interests	Section 8.2(a)
Benefit Plan	Section 1.2(f)
BOEM	Section 1.2(g)
BSEE	Section 1.2(h)
Burdens	Section 1.2(i)
Business Day	Section 1.2(j)
Cash Purchase Price	Section 2.1(a)
Casualty Loss	Section 5.13
Claim	Section 11.3(b)
Claim Notice	Section 11.3(b)
Closing	Section 8.1
Closing Cash Payment	Section 2.4(a)
Closing Date	Section 8.1
Closing Settlement Statement	Section 2.4(a)
Code	Section 1.2(k)
Company or Companies	Section 1.2(l)
Company Assets	Section 1.2(m)
Company Business or Company Businesses	Section 1.2(n)
Company Contract	Section 1.2(o)
Company Derivatives	Section 1.2(p)
Company Leases	Section 1.2(m)(i)
Company Operating Expenses	Section 1.2(q)
Company Personal Property	Section 1.2(m)(vii)
Company Properties	Section 1.2(m)(iii)
Company Records	Section 1.2(r)
Company Rights-of-Way	Section 1.2(m)(vi)
Company Units	Section 1.2(m)(iii)
Company Wells	Section 1.2(m)(ii)
Confidentiality Agreement	Section 1.2(s)
Consent	Section 3.11(b)
Consolidated Group	Section 1.2(t)
Controlled Group Liabilities	Section 1.2(u)
Credit Agreement	Section 1.2(v)
Cure Period	Section 1.2(w)
Customary Post-Closing Consents	Section 1.2(x)
Cut-Off Date	Section 1.4(c)
Damages	Section 11.2(d)

A-II-v

Decommission or Decommissioning	Section 1.2(y)
Defect Arbitrator	Exhibit D
Defect Escrow Account	Section 1.2(z)
Defensible Title	Section 1.2(aa)
Deposit	Section 2.1(c)
Derivatives	Section 5.7
Determination Date	Section 2.4(b)(ii)
Dispute Auditor	Section 2.4(b)(ii)
Disputed Amount	Section 6.7
Disputed Environmental Matter	Section 6.7
Disputed Matter	Section 6.7
Disputed Title Matter	Section 6.7
DOJ	Section 5.5
Effective Time	Section 1.2(bb)
Environmental Arbitrator	Exhibit D
Environmental Defect	Section 1.2(cc)
Environmental Defect Amount	Section 1.2(dd)
Environmental Defect Deadline	Section 6.6(a)
Environmental Defect Property	Section 6.6(b)
Environmental Deductible	Section 6.6(d)
Environmental Dispute Election	Section 6.6(c)
Environmental Laws	Section 1.2(ee)
Environmental Liabilities	Section 1.2(ff)
Environmental Notice	Section 1.2(gg)
Environmental Threshold	Section 6.5(c)
ERISA	Section 1.2(hh)
ERISA Affiliate	Section 1.2(ii)
Escrow Account	Section 1.2(jj)
Escrow Agent	Section 1.2(kk)
Escrow Agreement	Section 1.2(ll)
Exchange Act	Section 4.5
Excluded Assets	Section 1.2(mm)
Excluded Assets Assignment	Section 1.2(nn)
Excluded Company Records	Section 1.2(r)(v)
Execution Date	Preamble
Financial Statements	Section 1.2(oo)
Final Allocation	Section 2.2(b)(iv)
Financing	Section 4.7
FTC	Section 5.5
Fundamental Representations	Section 11.4(a)
Governmental Authority	Section 1.2(pp)
Hard Consent	Section 5.11(b)(i)
Hazardous Materials	Section 1.2(qq)
HSR Act	Section 1.2(rr)
Hydrocarbons	Section 1.2(ss)
Imbalance	Section 1.2(tt)
INC	Section 1.2(uu)
Included Title Defect Properties	Section 6.4(b)(ii)
Income Taxes	Section 1.2(vv)
Indemnified Liabilities	Section 11.2(b)(iii)
Indemnified Person	Section 11.3(a)
Indemnifying Person	Section 11.3(a)

A-II-vi

Information Statement	Section 5.16
Intellectual Property	Section 1.2(ww)
Intended Tax Treatment	Section 2.2(b)(i)
Interim Breach	Section 11.2(b)(ii)
Interim Breach Provision	Section 11.2(b)(ii)
Laws	Section 1.2(xx)
Lease Annex	Section 1.2(yy)
Liens	Section 1.2(zz)
Loan	Section 1.2(aaa)
Lowest Cost Response	Section 1.2(bbb)
Material Adverse Effect	Section 3.31(e)
Material Contract	Section 1.2(ccc)
Net Revenue Interest	Section 1.2(ddd)
NORM	Section 3.8
Organizational Documents	Section 1.2(eee)
Other PSA	Section 1.2(fff)
Outside Date	Section 10.1(c)
Party or Parties	Preamble
Permits	Section 1.2(ggg)
Permitted Encumbrance	Section 1.2(hhh)
Permitted Interest Encumbrance	Section 1.2(iii)
Person	Section 1.2(jjj)
Phase I Activities	Section 1.2(kkk)
Post-Closing Statement	Section 2.4(b)
Pre-Effective Date Period	Section 1.2(lll)
Preferential Purchase Right	Section 3.11(a)
Proceedings	Section 3.6
Proposed Allocation	Section 2.2(b)(ii)
Purchase Price	Section 2.1(a)
Purchaser	Preamble
Purchaser Indemnified Parties	Section 11.2(b)
Purchaser Parent	Preamble
Purchaser Parent SEC Reports	Section 4.13
Purchaser Parent Shares	Section 2.1(a)
Purchaser Tax Returns	Section 9.2(b)
Purchaser’s Phase I Environmental Review	Section 6.2(a)
Purchaser’s Representatives	Section 6.1(a)
R&W Conditional Binder	Section 5.18(a)
R&W Policy	Section 5.18(a)
Registration Rights Agreement	Section 8.2(g)
Release	Section 1.2(mmm)
Released Parties	Section 5.12
Releasing Parties	Section 5.12
Remediate, Remediation or Remedial	Section 1.2(nnn)
Required Purchaser Filings	Section 5.15(a)
Retained Employee-Related Liabilities	Section 1.2(ooo)
Ridgewood	Section 5.1
Ridgewood MSA	Section 1.2(ppp)
Riverstone	Section 1.2(b)
Riverstone Portfolio Company or Riverstone Portfolio Companies	Section 1.2(b)
Scheduled Closing Date	Section 8.1
Securities Act	Section 3.1(e)

A-II-vii

Seismic Data	Section 1.2(qqq)
Seller	Preamble
Seller Indemnified Parties	Section 11.2(a)
Seller Tax	Section 1.2(rrr)
Seller Tax Returns	Section 9.2(a)
Seller’s Knowledge	Section 1.2(sss)
Sinking Funds	Section 1.2(mm)(xiii)
Specified Matters	Section 3.33
Straddle Period	Section 1.2(ttt)
Suspended Funds	Section 1.2(uuu)
Tax	Section 1.2(vvv)
Tax Effective Date	Section 1.2(www)
Tax Proceeding	Section 9.4
Tax Return	Section 1.2(xxx)
Third-Party Loans	Section 1.2(yyy)
Title Arbitrator	Exhibit D
Title Benefit	Section 1.2(zzz)
Title Benefit Amount	Section 6.5(b)
Title Deductible	Section 6.5(c)
Title Defect	Section 1.2(aaaa)
Title Defect Amount	Section 6.5(a)
Title Defect Deadline	Section 6.4(a)
Title Defect Property	Section 6.4(b)
Title Dispute Election	Section 6.4(b)
Title Notice	Section 1.2(bbbb)
Title Threshold	Section 6.5(c)
Transaction Costs	Section 1.2(cccc)
Transaction Documents	Section 5.2
Transfer Taxes	Section 9.5
Treasury Regulations	Section 1.2(dddd)
Unadjusted Purchase Price	Section 2.1(a)
Well Annex	Section 1.2(eeee)
Willful Breach	Section 1.2(ffff)
Working Interest	Section 1.2(gggg)

A-II-viii

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), is dated as of December 10, 2019 (the “Execution Date”), by and among ILX Holdings II, LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and solely with respect to its obligations related to the Purchaser Parent Shares (as defined herein), Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

Seller owns all of the issued and outstanding membership interests (collectively, the “Acquired Membership Interests”) in each of the Companies (as defined hereinafter); and

Seller desires to sell, and Purchaser desires to purchase, all of the Acquired Membership Interests on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

Section 1.1 Purchase and Sale. On the terms and conditions contained in this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase, accept and pay for, the Acquired Membership Interests.

Section 1.2 Certain Definitions. Capitalized terms set forth in this Agreement have the meanings set forth in this Section 1.2 or in the Sections referenced in the “Index of Defined Terms” at the front of this Agreement. As used herein:

(a) “Accounting Principles” means generally accepted accounting principles in the United States, consistently applied.

(b) “Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context (including, with its correlative meaning, “controlled by” and “under common control with”) meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. The Parties acknowledge that (i) Seller’s ultimate controlling Person, Riverstone Holdings LLC (and any investment fund managed by Riverstone Holdings LLC) (collectively, “Riverstone”), is engaged in the business of investing in multiple companies that explore for, produce, gather, transport, treat or process Hydrocarbons (each such company, excluding Seller and any direct or indirect subsidiaries of Seller, a “Riverstone Portfolio Company”, and collectively, the “Riverstone Portfolio Companies”), (ii) Riverstone may have a majority or controlling interest in some or all of such Riverstone Portfolio Companies, and (iii) the Parties, on their behalf and on behalf of their successors and assigns, agree that for purposes of this Agreement, neither (A) any Riverstone Portfolio Companies (other than ILX Holdings, LLC, ILX Holdings III LLC, and each of their subsidiaries) nor (B) Ridgewood or its Affiliates, in either case, shall be deemed an “Affiliate” of Seller. Notwithstanding the foregoing, (i) “Affiliates”, when used with respect to Purchaser or Purchaser Parent, shall only include Purchaser Parent and its subsidiaries, and (ii) prior to Closing, the Companies shall be deemed Affiliates of Seller and from and after the Closing, the Companies shall be deemed Affiliates of Purchaser.

A-II-1

(c) “Agreed Rate” means the lesser of (i) two and one-half percentage points (2.5%) per annum and (ii) the maximum rate allowed by applicable Laws.

(d) “Antitrust Laws” means, collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

(e) “Asset Taxes” means ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the acquisition, operation or ownership of the Company Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

(f) “Benefit Plan” means (i) any “employee benefit plan” as defined in Sections 3(3) of ERISA (whether or not subject to ERISA) and (ii) any other compensation or benefit plan, agreement, understanding, policy, contract or arrangement, including a deferred compensation plan (together with any trust established thereunder and in support thereof and the assets of such trust) or arrangement, incentive plan, bonus plan or agreement, equity option plan, equity appreciation rights plan, restricted equity plan, equity purchase plan, equity award plan, equity-based compensation arrangement, phantom equity plan, change of control or golden parachute agreement, severance plan or policy, executive compensation or supplemental income arrangement, dependent care plan, cafeteria plan, employee assistance program, scholarship program, consulting contract, employment contract, collective bargaining agreement, retention agreement, non-competition agreement, consulting agreement, personnel policy, vacation policy, and other similar plan, agreement, understanding, policy, contract or arrangement.

(g) “BOEM” means the U.S. Bureau of Ocean Energy Management or any successor agency thereto.

(h) “BSEE” means the U.S. Bureau of Safety and Environmental Enforcement or any successor agency thereto.

(i) “Burdens” means any and all royalties, overriding royalties, production payments, non-participating royalties, payments out of production, reversionary interests, convertible interests, net profits interests and all other similar interests burdening a Company Lease, Company Unit or Company Well.

(j) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas, United States of America.

(k) “Code” means the United States Internal Revenue Code of 1986, as amended.

(l) “Company” means each of those entities set forth on Exhibit B attached hereto, and all of them, collectively, the “Companies.”

(m) “Company Assets” means, with respect to each Company, all of such Company’s assets and properties, including the following properties, rights, and other assets held by such Company:

(i) the oil and gas leases, oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, production payments, mineral fee interests, carried interests, options and other rights to Hydrocarbons in place (in each case) that are described on the Lease Annex (collectively, the “Company Leases”), together with (A) any and all other rights, titles and interests of such Company in and to the lands covered or burdened thereby, and (B) all other interests of such Company of any kind or character in and to the Company Leases;

(ii) all wells located on any of the Company Leases or on any other lease or lands with which any Company Lease has been unitized or pooled and all wells in which any

A-II-2

Company otherwise owns an interest (such wells collectively, including those set forth on the Well Annex and any equipment constituting a part of any such well, the “Company Wells”);

(iii) all rights and interests of such Company in, under or derived from all unitization, pooling or communitization orders, declarations and agreements in effect with respect to any of the Company Leases or Company Wells and the units created thereby (the “Company Units”, and together with the Company Leases and the Company Wells, the “Company Properties”);

(iv) all Hydrocarbons attributable to the Company Properties, to the extent such Hydrocarbons were produced from and after the Effective Time and all Hydrocarbons for which Seller receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a);

(v) those Company Contracts described on Annex 1, Part C;

(vi) all servitudes, easements, rights-of-way, fee surface rights, surface leases, surface use agreements and other surface rights agreements owned or held by such Company (the “Company Rights-of-Way”), including those used or held for use in connection with the ownership or operation of any of the other Company Assets, and further including those set forth on Annex 1, Part D-1;

(vii) all platforms, equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, owned or held by such Company (the “Company Personal Property”), including those located on or appurtenant to any of the other Company Assets, or used or held for use in connection with the ownership or operation of the other Company Assets, and further including tanks, boilers, tubing, pumps, motors, flowlines, separators, fixtures, machinery, compression equipment, structures, radio and telephone equipment, SCADA and measurement technology (and smartphones, tablets and other mobility devices used in connection therewith), well communication devices and other materials and personal property used in connection with the ownership or operation of the other Company Assets, and including those set forth on Annex 1, Part D-2;

(viii) all Permits owned or held by such Company, including those used in connection with the ownership or operation of the other Company Assets, to the extent transferable as contemplated hereby;

(ix) to the extent that they may be transferred as contemplated hereunder, all rights, claims, and causes of action (including warranty and similar claims, indemnity claims, and defenses) of such Company whether arising before, on, or after the Effective Time;

(x) all Imbalances relating to the Company Properties; and

(xi) all Company Records.

For the avoidance of doubt, the “Company Assets”, when not referenced specifically with respect to such assets and properties of a particular Company, shall mean all assets and properties of the Companies, collectively.

(n) “Company Business” means, with respect to each Company, the oil and gas exploration and production business and related activities conducted as of the Execution Date (consistent with past practices) by such Company in the U.S. Gulf of Mexico, and collectively with respect to all Companies, the “Company Businesses.”

(o) “Company Contract” means any contract, agreement or instrument to which any Company is a party or is bound or the Company Assets are bound; provided that the defined term “Company Contract” shall not include any Company Leases, easements, rights-of-way or Permits and other instruments to the extent constituting any applicable Company’s chain of title to the Company Leases, easements or rights-of-way (other than the acquisition purchase and sale agreements pursuant

A-II-3

to which the Company Assets were acquired, and similar acquisition documents, unless such acquisition purchase and sale agreements and similar acquisition documents are substantially performed and no Company has any material continuing obligations or undertakings thereunder, such as non-disclosure or non-compete obligations).

(p) “Company Derivatives” means, collectively, any and all Derivatives entered into by Seller or its Affiliates on behalf of any of the Companies or by any of the Companies or otherwise binding on any Company or any Company Asset.

(q) “Company Operating Expenses” means all operating expenses (including costs of insurance attributable to the Company Assets but excluding all costs and expenses of bonds, letters of credit or other surety instruments) and all capital expenditures incurred in the ownership and operation of the Company Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement or pooling order, if any, and overhead costs charged to Seller or its Affiliates (to the extent attributable to the Company Assets), any Company or the Company Assets by any third party under the relevant operating or unit agreement or pooling order or similar arrangement, if any, but excluding Damages attributable to (i) personal injury or death, property damage or violation of any Law, (ii) Decommissioning obligations, (iii) environmental matters, including obligations to remediate any contamination of water or Company Personal Property under applicable Environmental Laws (other than any such obligations charged to the Companies or the Company Assets by applicable third party operators), (iv) obligations with respect to Imbalances, (v) failure to accurately pay Working Interests, royalties, overriding royalties or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Company Assets, including those held in suspense, (vi) (A) any Damages for which Seller has agreed to indemnify, defend or hold harmless any of the Purchaser Indemnified Parties under Section 11.2(b)(i) or Section 11.2(b)(iii) or (B) any Specified Matters, (vii) Taxes, (viii) all internal overhead and/or general and administrative costs incurred by Seller or its Affiliates, (ix) all overhead costs charged to any Company or the Company Assets under the Ridgewood MSA, (x) curative actions by Seller, any Company or their Affiliates with respect to any Title Defect or any actual or alleged breach of any representation or warranty set forth in Article 3, or (xi) claims for indemnification or reimbursement from any third party with respect to Damages of the types described in the preceding clauses (i) through (x), whether such claims are made pursuant to contract or otherwise.

(r) “Company Records” means all original (or electronic or paper copies where originals do not exist) data, information, software, books, plats, files, studies, memoranda, reservoir models, supplier lists, customer lists, and records of the Companies, including all production records, operating records, correspondence, lease records, land files, well logs and other well-related records, and division order records, prospect files, title records (including abstracts of title, ownership reports, title opinions and memoranda, and title curative documents), contract files, engineering, maintenance and/or production files, regulatory filings, environmental and worker safety records, accounting records, Tax records, and maps, electric logs, core data, pressure data and decline curves; excluding, however:

(i) all legal records and legal files of Seller and the Companies and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Seller’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(ii) Seller’s Income Tax Returns, Consolidated Group Tax Returns, and other Tax Returns or other income Tax information of Seller not related to the Company Assets;

(iii) all financial and legal records of Seller or its Affiliates (other than the Companies) and all of Seller’s and its Affiliates’ (other than the Companies’) corporate minute books and other business records (to the extent not pertaining primarily to the Companies);

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(iv) all emails and other correspondence by Seller’s, its Affiliates’ and Riverstone personnel with respect to Seller, the Companies, the Company Assets and the Company Business in any way; and

(v) all documents, data and records prepared or received by Seller, any Company or any of their Affiliates relating to the sale of the Acquired Membership Interests, the Companies and the Company Businesses, including (a) lists of prospective purchasers for such transactions compiled by Seller or its Affiliates, (b) bids received from and records of negotiations with third Persons constituting prospective purchasers, (c) analyses by Seller or its Affiliates of any bids submitted by any prospective purchaser, (d) correspondence between or among Seller, its representatives, and any prospective purchaser but excluding communications between Seller or any Company (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (e) correspondence between Seller or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by this Agreement (the records referred to in clauses (i), (ii), (iii), (iv) and (v) above, the “Excluded Company Records”).

(s) “Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of January 19, 2018, as amended by that certain Amendment to Confidentiality Agreement, dated as of October 14, 2019, as further amended by that certain Second Amendment to Confidentiality Agreement, dated as of November 12, 2019, by and between Riverstone Investment Group LLC and Talos Energy LLC, as the same may be further amended, supplemented, and/or restated, from time to time.

(t) “Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state or local Law.

(u) “Controlled Group Liabilities” means any and all liabilities of Seller or any of its ERISA Affiliates (i) under Title IV of ERISA, (ii) under Section 206(g), 302 or 303 of ERISA, (iii) under Section 412, 430, 431, 436 or 4971 of the Code, (iv) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of any foreign Laws.

(v) “Credit Agreement” means that certain Senior Secured Project Finance Term-Loan Agreement, dated June 28, 2017, by and among ILX Holdings II, LLC as Borrower, Societe General, as Administrative Agent, and the lenders party thereto, as the same may be further amended, supplemented, and/or restated, from time to time.

(w) “Cure Period” means the period from and after the Title Defect Deadline until Closing Date.

(x) “Customary Post-Closing Consents” means consents, approvals and/or authorizations from Governmental Authorities that customarily are obtained following the closing of transactions substantially similar to the transactions contemplated by this Agreement.

(y) “Decommission” and “Decommissioning” means all dismantling and decommissioning activities and obligations with respect to the Company Assets as are required by Law, any Governmental Authority or agreements including all well plugging, replugging and abandonment, facility dismantlement and removal, pipeline and flowline removal, dismantlement and removal of all other property of any kind related to or associated with operations or activities and associated site restoration and site remediation.

(z) “Defect Escrow Account” means the account established pursuant to the Escrow Agreement holding the Disputed Amounts (as the same may be adjusted pursuant to the terms of this Agreement).

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(aa) “Defensible Title” means, subject to any Permitted Encumbrances, such title of the applicable Company, deducible of record (other than interests not filed of record that were obtained as a result of non-consent elections) that, as of the Effective Time and immediately prior to Closing:

(i) entitles the applicable Company to receive a Net Revenue Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex not less than the Net Revenue Interest set forth on the Lease Annex or Well Annex, as applicable, for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the applicable Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement;

(ii) obligates the applicable Company to bear a Working Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex no greater than the Working Interest set forth on the Lease Annex or Well Annex for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, (unless such increase in the Working Interest is accompanied by at least a proportionate increase in the Net Revenue Interest for such Company Lease, Company Unit or Company Well), except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the applicable Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement; and

(iii) is free and clear of all Liens.

(bb) “Effective Time” means 12:00 a.m., Central Time, on July 1, 2019.

(cc) “Environmental Defect” means any event, condition, or circumstance, including any Release into the environment of Hazardous Materials, relating to any of the Company Assets that (i) constitutes a violation of or non-compliance with any Environmental Law or (ii) would reasonably be expected to require Remediation presently under Environmental Laws; provided, however, that any claims or Proceedings related to climate change or coastal erosion shall not constitute an “Environmental Defect” unless the applicable Company is a named party thereto.

(dd) “Environmental Defect Amount” means, with respect to each Environmental Defect, the estimated Lowest Cost Response net to the applicable Companies’ interest of Remediation for such Environmental Defect for the affected Company Asset (or Company Assets if multiple Company Assets are affected by the same Environmental Defect).

(ee) “Environmental Laws” means all Laws as of the Execution Date of any Governmental Authority having jurisdiction over the Company Assets or the property in question and addressing (i) pollution, (ii) protection of the environment, human health and safety (to the extent such human health and safety relates to exposure of Hazardous Materials) or natural resources, or (iii) the generation, use, storage, recycling, treatment, processing, transportation, Release or threatened Release of, or exposure to, Hazardous Materials. Without limiting the foregoing, Environmental Laws includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et

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seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Authorization Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, in each case as amended to the Execution Date, and all regulations implementing the foregoing.

(ff) “Environmental Liabilities” means any Damages pursuant to any (i) order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment or similar ruling or act (including settlements) by any Governmental Authority to the extent arising out of any violation of, or Remedial obligation under, any Environmental Law or (ii) claim or cause of action by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources, Remediation or payment or reimbursement of Remediation costs, or similar costs or expenses to the extent arising out of a Release of any Hazardous Material, or any violation of, or any Remediation obligation under, any Environmental Laws.

(gg) “Environmental Notice” means a written notice with respect to any Environmental Defect that includes (i) a reasonable description and explanation of the matter constituting the alleged Environmental Defect and the Company Assets believed by Purchaser to be affected thereby, including a reference to the Environmental Law applicable to such matter, (ii) Purchaser’s estimate of the Environmental Defect Amount with respect to such Environmental Defect, and (iii) such supporting reports and data in Purchaser’s and its Affiliates’ possession which are used by Purchaser to identify the existence of any such Environmental Defect (which shall be governed by the terms of the Confidentiality Agreement).

(hh) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(ii) “ERISA Affiliate” means, with respect to any Person, any entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code that includes such Person.

(jj) “Escrow Account” means the account established pursuant to the Escrow Agreement for purposes of holding the Deposit.

(kk) “Escrow Agent” means Citibank, N.A.

(ll) “Escrow Agreement” means an Escrow Agreement, substantially in the form of Exhibit C attached hereto, among Seller, Purchaser and the Escrow Agent, executed prior to or contemporaneously with this Agreement.

(mm) “Excluded Assets” means:

(i) the Excluded Company Records;

(ii) subject to Section 1.4, all trade credits, all accounts, all receivables of the Companies and all other proceeds, income or revenues of the Companies attributable to the Company Assets and attributable to any period of time prior to the Effective Time;

(iii) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i), the Companies’ right with respect to all claims and causes of action of the Companies arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(iv) subject to Section 5.13, all rights and interests of the Companies (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

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(v) subject to Section 1.4, the Companies’ rights with respect to all Hydrocarbons produced and sold from the Company Assets with respect to all periods prior to the Effective Time (except for all Hydrocarbons for which Seller receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a));

(vi) all of the Companies’ personal computers and associated peripherals;

(vii) all of the Companies’ computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(viii) to the extent transferable, all Seismic Data of the Companies;

(ix) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(x) Seller’s or its Affiliates’ (including the Companies’) Loan instruments or any other indebtedness for borrowed money;

(xi) any assets that are excluded from the transactions contemplated hereunder pursuant to the terms of this Agreement;

(xii) to the extent transferable, all surety agreements and similar agreements, bonds, letters of credit, guarantees and other items of credit support, including those listed on Schedule 3.30(a) and Schedule 3.30(b), and to the extent not transferable, the right to receive all proceeds associated with the foregoing;

(xiii) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument (collectively, the “Sinking Funds”) established or maintained, whether held by any Company or any other Person on behalf of such Company, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of any Company, including those listed on Schedule A;

(xiv) all revenues and other amounts to which Seller is entitled pursuant to Section 1.4;

(xv) the Ridgewood MSA; and

(xvi) any assets described on Annex 1, Part E.

(nn) “Excluded Assets Assignment” means an assignment and bill of sale, substantially in the form of Exhibit G attached hereto.

(oo) “Financial Statements” means (i) the audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31 in each of the years 2017 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for the years 2017 and 2018 and (ii) the unaudited consolidated financial statements of Seller consisting of a balance sheet as of June 30, 2019 and the related consolidated statements of operations, changes in members’ equity and cash flows for the six-month period then-ended.

(pp) “Governmental Authority” means any federal, state, local or foreign government or other political subdivision or quasi-governmental entity, and all departments, courts, tribunals, commissions, boards, arbitral bodies, bureaus, bodies, ministries, agencies or other instrumentalities of any of them.

(qq) “Hazardous Materials” means any waste, chemical, material or other substance regulated, defined or listed as a hazardous substance, solid waste (including any oil and gas exploration and production wastes, components, fractions or derivatives thereof), hazardous waste, toxic substance, hazardous material, contaminant, pollutant or words of similar meaning or import under any applicable Environmental Law.

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(rr) “HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

(ss) “Hydrocarbons” means oil, gas, condensate or any other gaseous and liquid hydrocarbons or any combination or constituents thereof, including sulphur and other constituents extracted therefrom.

(tt) “Imbalance” means over-production or under-production or over-deliveries or under-deliveries, as applicable, on account of (i) any outstanding imbalance at the wellhead between the amount of Hydrocarbons produced from a Company Well and allocable to the interests of the applicable Company therein and the shares of production from the relevant Company Well that are actually taken by or delivered to or for the account of the applicable Company and (ii) any outstanding marketing imbalance between the amount of Hydrocarbons required to be delivered by or to a Company under any Company Contract relating to the purchase and sale, gathering, transportation, storage, treating, processing, or marketing of Hydrocarbons and the Hydrocarbons actually delivered by or to or for the account of such Company pursuant to any such Company Contract, in each case, excluding any imbalances attributable to royalties payable in kind to the U.S. Office of Natural Resources Revenue; provided that “Imbalance” does not include any Excluded Assets.

(uu) “INC” means an incident of non-compliance issued by BOEM or BSEE with respect to any of the Company Assets.

(vv) “Income Taxes” means any income, capital gains, franchise and similar Taxes.

(ww) “Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable); (ii) trademarks, service marks, trade dress, trade names, corporate names and domain names and other similar indicia of origin, and all goodwill associated therewith, and registrations of and applications to register the foregoing; (iii) copyrights and all registrations of and applications to register the foregoing; (iv) trade secrets, confidential information and confidential know-how (including confidential information regarding manufacturing and production processes, models, simulations, ideas, research and development, formulas, compositions, technical and engineering data/reports, process and operating manuals, drawings, designs, specifications, customer and supply data, pricing and cost information, and business and marketing plans and proposals); and (v) all other intellectual property rights.

(xx) “Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions, decrees, requirements, judgments, settlements and codes of Governmental Authorities, including obligations arising under the common law and Permits.

(yy) “Lease Annex” means Annex 1, Part A.

(zz) “Liens” means any lien, pledge, claim, charge, security interest, defect or other similar encumbrance or rights of any other Person with respect to the applicable property.

(aaa) “Loan” means any indebtedness for borrowed money or guarantee of any such indebtedness.

(bbb) “Lowest Cost Response” means the response authorized under Environmental Laws that addresses an environmental condition which requires Remediation (including such Remediation required by any Governmental Authority) at the lowest cost (discounted to present value, using a seven percent (7%) discount rate) (taking into consideration any direct expenses, liabilities or Damages that are reasonably expected to arise as a result of such response) as compared to any other response that is authorized under Environmental Laws and that allows for the continued safe and prudent operation of the affected asset. Taking no action for an environmental condition for which Remediation is required shall constitute the Lowest Cost Response if, after investigation, taking no action is determined to be allowed under Environmental Laws (unless Remediation is required by any Governmental Authority).

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If taking no action for an environmental condition for which Remediation is required is not allowed under Environmental Laws, the least costly active remedy, such as (x) a risk-based closure that may or may not require institutional controls such as deed restrictions limiting the use of the property to its present or similar uses or prohibiting the installation of shallow groundwater wells, or (y) the installation of engineering controls or physical barriers to contain, stabilize, prevent migration of, or exposure to, Hazardous Materials, including caps, dikes, encapsulation, leachate collection systems, and similar barriers or controls, shall be the Lowest Cost Response; provided that the Lowest Cost Response shall always include Remediation required by any Governmental Authority.

(ccc) “Material Contract” means any Company Contract which (x) can reasonably be expected to generate gross revenue per year in excess of Five Hundred Thousand and No/100 Dollars ($500,000) on an eight-eighths (8/8ths) basis, or to require expenditures per year in excess of Five Hundred Thousand and No/100 Dollars ($500,000) on an eight-eighths (8/8ths) basis, or (y) is of one or more of the following types:

(i) contracts for the purchase, sale or exchange of Hydrocarbons (unless such contract is terminable by the applicable Company without penalty on sixty (60) days’ notice or less);

(ii) contracts for the gathering, treating, processing, handling, refining, storing, transporting, marketing, disposal or injection of Hydrocarbons and contracts containing an acreage dedication, take-or-pay or volume commitment and all similar contracts (unless such contract is terminable by the applicable Company without penalty on sixty (60) days’ notice or less);

(iii) to the extent the same will not be released or terminated at or prior to Closing, any indenture, mortgage, loan, note, credit, sale-leaseback or similar contract, including all Third-Party Loans, (in each case) evidencing a Loan binding on any of the Acquired Membership Interests, any Company or the Company Assets or granting any Liens upon any Acquired Membership Interest or any Company Asset and all related security agreements or similar agreements associated therewith;

(iv) contracts containing all production payments or net profits interests provisions burdening the applicable Company’s interest in any of the Company Assets;

(v) contracts for the use of drilling rigs;

(vi) merger agreements, purchase agreements, farmin and farmout agreements, development agreements, exploration agreements, participation agreements, participation area agreements, exchange agreements, pre-pooling letter agreements and similar agreements providing for the earning or acquisition of an equity interest, beneficial interest or leasehold interest;

(vii) operating agreements, joint lease operating agreements, unit agreements, unit operating agreements and communitization agreements;

(viii) seismic and other data licenses and contracts;

(ix) partnership agreements, joint venture agreements and similar agreements;

(x) any Company Contract pursuant to which any Company will acquire any interest in any other Person;

(xi) any contract requiring any Company to provide any guaranty, letter of credit, cash, treasury securities, comfort letter, surety bond, or other credit support to Seller or its Affiliates;

(xii) (A) any contract creating a capital lease obligation for or on a Company, (B) any Company Contract for the sale of accounts receivable, and (C) any contract the

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principal purpose of which is for a Company to provide indemnification to any other Person with respect to any Company Assets;

(xiii) any Company Contract relating to Derivatives;

(xiv) any contract that constitutes a lease (other than the Company Leases) under which each applicable Company is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by such Company without penalty upon sixty (60) days’ or less notice and (B) involves an annual base rental of more than One Hundred Fifty Thousand Dollars ($150,000);

(xv) (A) any contract between Seller or an Affiliate thereof (other than a Company(ies)), on the one hand, and any Company, on the other hand, and (B) any contract listed on Schedule 5.10 (each as described in (A) or (B), an “Affiliate Contract”);

(xvi) any Company Contract or contract for consulting, management, operations or other independent contractor services (excluding ordinary hourly services for accounting or legal matters);

(xvii) any Company Contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services to a Company;

(xviii) any contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services with respect to any Company Assets;

(xix) any Company Contracts with any labor union or association or other Person representing, purporting to represent or seeking to represent any employee of a Company or other individual who provides services to a Company;

(xx) any Company Contracts (other than confirmations of transactions pursuant to master agreements) with any Governmental Authority; and

(xxi) any contract that contains an area of mutual interest, non-compete, non-solicit, drag along rights, tag along rights, rights of first refusal, rights of first offer or other right to purchase, participation rights, or similar provisions pursuant to which any third party may be entitled to acquire an interest in any Company Assets or Acquired Membership Interests, which would restrict Purchaser’s or any Company’s actions with respect to the Company Assets after Closing or which limits or otherwise restricts any Company or Purchaser (after Closing) from engaging or competing in any line of business, in any geographic location or with any Person.

(ddd) “Net Revenue Interest” means the interest (expressed as a percentage or decimal) in and to all the Hydrocarbons produced and saved or sold from or allocated to the relevant Company Lease, Company Unit or Company Well after giving effect to all Burdens.

(eee) “Organizational Documents” means (i) the articles or certificate of incorporation and bylaws of a corporation; (ii) the certificate of formation and limited liability company agreement of a limited liability company; (iii) the limited partnership agreement and a certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any Person; and (v) any amendment to any of the foregoing.

(fff) “Other PSA” means each of (i) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), (ii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings III LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), and (iii) the Purchase and Sale Agreement dated as of the Execution Date by and

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among Castex Energy 2014, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time).

(ggg) “Permits” means any and all governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor issued by, or if only submission is required, submitted to and accepted by, any Governmental Authority.

(hhh) “Permitted Encumbrance” means:

(i) all Burdens upon, measured by, or payable out of production, or otherwise affecting the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well, if the net cumulative effect of such Burdens does not operate to (A) reduce the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex, or (B) increase the applicable Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable);

(ii) all easements, rights-of-way, covenants, restrictions, servitudes, permits, surface leases, surface use agreements, sub-surface leases, grazing rights, logging rights, mining rights and other similar rights (including rights in respect of surface and subsurface operations not involving the extraction of Hydrocarbons) with respect to the Company Leases, and canals, ditches, reservoirs, pipelines, utility lines, power lines, railways, streets, roads, alleys, highways and other structures on, over, through or under the Company Leases, in each case that do not materially detract from the value of or materially interfere with the ownership, operation or use of the assets subject thereto or affected thereby (as currently owned, used or operated);

(iii) the terms and conditions of (X) the Company Leases and Company Contracts, provided that the net cumulative effect of such matters does not operate to (A) reduce the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex, or (B) increase the applicable Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable) and (Y) this Agreement and any other agreement or document contemplated to be executed pursuant to this Agreement;

(iv) conventional rights of reassignment, upon the surrender or expiration of any Company Lease which have not been triggered as of the date hereof;

(v) all Liens for Taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and, in each case, for which appropriate reserves have been made in the books and records of the Companies;

(vi) all applicable Laws and rights reserved to or vested in any Governmental Authority pursuant to applicable Law (A) to control or regulate any Company Asset in any manner, (B) by the terms of any right, power, grant or permit, or by provision of Law, to

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terminate such right, power, grant or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any Company Asset, (C) to use any Company Asset in any manner or (D) to enforce any obligations or duties owed to any Governmental Authority with respect to any Permit;

(vii) Liens released or discharged by Seller prior to or at the Closing, including those set forth on Schedule 1.2;

(viii) any undetermined and inchoate liens and any vendors’, carriers’, warehousemen’s, repairmen’s, mechanic’s, workmen’s, materialmen’s, construction or other like Liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any Company Asset in respect of obligations that are not yet due in the normal course of business or, if due, that are being contested in good faith by appropriate Proceedings by or on behalf of the applicable Company;

(ix) all Preferential Purchase Rights and similar contractual provisions, and all Consents and Customary Post-Closing Consents;

(x) any failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in any Company’s chain of title to such Company Asset;

(xi) all Liens created under Company Leases or Company Contracts or by operation of Law in respect of obligations that are not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and are identified on Schedule 1.2;

(xii) such defects or irregularities in the Working Interests or Net Revenue Interests in the Company Assets resulting from the failure to file any assignment or other transfer instrument in the applicable Company’s chain of title in the records of any adjoining county or parish, so long as the instrument in question is filed with the BOEM;

(xiii) any defects that (a) would not constitute a Title Defect under the definition of that term or (b) would otherwise constitute a Title Defect under this Agreement but which Purchaser has waived or is deemed to have waived in writing;

(xiv) all defects (a) based solely on a recorded document(s) that is not in the applicable Company’s files if the document is filed of record or (b) arising out of lack of corporate or other entity authorization or defects in the execution, delivery, acknowledgment, or approval of any instrument, unless Purchaser provides affirmative evidence that the action was not authorized;

(xv) any defects to the extent based on (a) lack of a division order or an operating agreement covering such Company Asset (including portions of such Company Asset that were formerly within a unit but which have been excluded from the unit as a result of a contraction or replacement of the unit) or (b) failure of any communitization agreement, unit agreement, or similar type of agreement to have been finally approved by any Governmental Authority;

(xvi) all Imbalances, all depth restrictions or limitations applicable to such Company Assets, and any other matters, in each case, expressly set forth in the Lease Annex or the Well Annex;

(xvii) the terms and conditions of, and any Liens created pursuant to, the Credit Agreement or any other Third-Party Loan of a Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Companies or the Company Assets as of Closing; and

(xviii) any other matters expressly described on Schedule 1.2.

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(iii) “Permitted Interest Encumbrance” means the following:

(i) Liens created by this Agreement;

(ii) the terms and conditions of, and any Liens created pursuant to, the Credit Agreement or any other Third-Party Loan of a Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Acquired Membership Interests as of Closing; and

(iii) any restrictions on sales of securities under applicable securities Laws.

(jjj) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

(kkk) “Phase I Activities” means a desktop review of the records maintained by Governmental Authorities and to the extent Seller or the Companies are able to secure availability without cost or violating any contractual obligation, interviews of personnel, but does not include any sampling, testing or similar invasive activities.

(lll) “Pre-Effective Date Period” means any Tax period ending on or before the Tax Effective Date.

(mmm) “Release” means any releasing, spilling, emitting, leaking, pumping, pouring, emptying, escaping, dumping, depositing, disposing, discharging, dispersing, leaching or migrating of Hazardous Materials into the environment.

(nnn) “Remediate,” “Remediation” or “Remedial” means any action required by or reasonably necessary to comply with any applicable Environmental Law to investigate, clean-up, remedy, cure, remove, remediate, restore, reclaim, abate, monitor, or conduct corrective action, closure or post-closure obligations with respect to any event, condition, circumstance, environmental pollution, contamination or degradation, including any permitting or reporting or necessary facility repair or modification (including the installation and operation of any reasonably required pollution control equipment).

(ooo) “Retained Employee-Related Liabilities” means all liabilities that are attributable to, associated with or related to, or that arise out of or in connection with (i) any Benefit Plan or other employee benefit or compensation plan, program or arrangement sponsored, maintained or contributed to by Seller or any of its ERISA Affiliates or to which Seller or any of its ERISA Affiliates was obligated to contribute to at any time on or prior to the Closing, including all Controlled Group Liabilities, and (ii) the employment or engagement by Seller or any of its Affiliates of any individual, including liabilities arising at any time with respect to any act or omission or other practice arising from or relating to an employment or independent contractor relationship or the termination thereof.

(ppp) “Ridgewood MSA” means that certain Amended and Restated Management Services Agreement, dated as of February 10, 2016, by and among Ridgewood, ILX Holdings II, LLC, the entities listed on Exhibit A attached thereto, and, for the limited purposes set forth therein, ILX-Ridgewood II, LLC, as the same may have been, and may be further, amended, supplemented, and/or restated, from time to time.

(qqq) “Seismic Data” means all geological or geophysical or other seismic or related technical data, information, records or interpretations relating to the Company Assets.

(rrr) “Seller Tax” means (i) Income Taxes imposed by any applicable Law on Seller, any of its direct or indirect owners or any of its Affiliates (other than the Companies), (ii) Taxes of any Consolidated Group (or any member thereof) of which any Company (or any predecessor of any Company) is or was a member on or prior to the Closing Date by reason of Treasury Regulation Section 1.1502-6(a) or any analogous or similar foreign, state or local Law (other than such a group of which only the Companies have been members), (iii) Taxes imposed on any Company or for which any

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Company may otherwise be liable (A) for any Pre-Effective Date Period and the portion of any Straddle Period ending on and including the Tax Effective Date (determined in accordance with Section 9.3 and taking into account, and without duplication of, any Asset Taxes effectively borne by Seller as a result of the downward adjustments to the Purchase Price or an exclusion to the upward adjustments to the Purchase Price, in each case made pursuant to Section 2.3(e) or Section 2.4, as applicable), (B) in respect of any Excluded Assets, or (C) resulting from the transactions contemplated by this Agreement (for the avoidance of doubt, including but not limited to, the transactions contemplated in Sections 1.3 and 5.6), (iv) Taxes for which Seller is responsible pursuant to Section 9.5, and (v) to the extent not otherwise addressed in clauses (i) through (iv), Taxes of any other Person for which any Company is or has been liable as a transferee or successor, by contract or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Tax Effective Date.

(sss) “Seller’s Knowledge” means with respect to the Companies, the Company Assets and the ownership or operation thereof, the actual knowledge (after due inquiry) of the following Persons: Robert Tichio, Alfredo Marti and Fauzul Lakhani.

(ttt) “Straddle Period” means any Tax period that begins on or before the Tax Effective Date and ends after the Tax Effective Date.

(uuu) “Suspended Funds” means funds which the applicable Company is holding which are owing to third party owners of royalty, overriding royalty, working or other interests in respect of past production of oil, gas or other Hydrocarbons attributable or allocated to the Company Assets of such Company.

(vvv) “Tax” means (i) any tax, assessment, unclaimed property or escheat obligation, fee or other governmental charge imposed by any Governmental Authority, including any foreign, federal, state or local income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, pipeline transportation tax, freehold mineral tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, environmental tax (including taxes under Section 59A of the Code), profits tax, severance tax, personal property tax, real property tax, sales tax, license tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, social security (or similar) tax, unemployment tax, disability tax, alternative or add-on minimum tax, estimated tax or other tax of any kind whatsoever, including any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in this clause (i) or any Tax Return, (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of a Consolidated Group for any period and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of the operation of Law or any express or implied obligation to indemnify any other Person, and whether any item described in clauses (i), (ii) or (iii) is disputed or not.

(www) “Tax Effective Date” means, with respect to Asset Taxes, the day immediately prior to the date on which the Effective Time occurs, and with respect to Taxes other than Asset Taxes, the Closing Date.

(xxx) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

(yyy) “Third-Party Loans” means all Loans owing by any Company to Persons other than Seller or its Affiliates.

(zzz) “Title Benefit” means any right, circumstance or condition that operates to increase the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to an amount above the Net Revenue Interest set forth on the Lease Annex with respect to such

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Company Lease or Company Unit or the Well Annex with respect to such Company Well, without causing a greater than proportionate increase in such Company’s Working Interest in such Company Lease, Company Unit or Company Well.

(aaaa) “Title Defect” means any Lien, defect or other matter, which causes the applicable Company not to have Defensible Title in and to the applicable Company Property held by such Company; provided, however, that, only in the circumstances where multiple Title Defect Properties are affected by the same condition that gives rise to the Title Defect, and such condition derives from a single instrument in respect of all such Title Defect Properties, each such Title Defect will be addressed as a single condition with respect to the Title Defect Properties affected thereby and such Title Defects will be aggregated on a per condition basis across different Company Leases, Company Units or Company Wells to the extent affected by such condition for purposes of determining whether such Title Defect meets the Title Threshold; provided, further, that the following shall not constitute Title Defects: (i) defects arising from failure to have surface or platform access or any rights-of-way; (ii) defects based on the failure to record Company Leases issued by any Governmental Authority, or any assignments of record title or operating rights in such Company Leases, in the real property, conveyance or other records of the county/parish in which such Company Lease is located or adjacent (provided that such Company Leases or assignments have been appropriately filed of record with the applicable Governmental Authority); (iii) defects arising from prior oil and gas leases relating to the Company Leases that are not surrendered of record, unless Purchaser provides affirmative evidence that any such prior lease is still valid; (iv) defects arising solely out of a lack of survey, overlapping survey, or lack of metes and bounds descriptions, unless required by applicable Law; (v) Permitted Encumbrances; and (vi) defects that affect only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Company Lease or the proper payment thereof.

(bbbb) “Title Notice” means a written notice with respect to any Title Defect or Title Benefit, as applicable, that includes (i) a description and explanation of the Title Defect or Title Benefit, as applicable, and the Company Lease, Company Unit or Company Well affected thereby, (ii) such supporting documents in the possession of the Party claiming the Title Defect or Title Benefit (or references thereto, in the case of documents (A) in the applicable Company’s possession so long as such documents are made available to Purchaser or (B) filed of record) which are used by such Party to identify the existence of any such Title Defect or Title Benefit, as applicable, and (iii) the Allocated Value of the Company Lease, Company Unit or Company Well affected by such Title Defect or Title Benefit, as applicable, and Purchaser’s or Seller’s, as applicable, estimate of, with respect to any Title Defect, the Title Defect Amount, and with respect to any Title Benefit, the Title Benefit Amount, and the computations upon which Purchaser’s or Seller’s, as applicable, belief is based.

(cccc) “Transaction Costs” means all (i) fees, costs and expenses of any brokers, financial advisors, consultants, accountants, attorneys or other professionals incurred by any Company in connection with any efforts to sell the Acquired Membership Interests, including the preparation, marketing, auction, structuring, negotiation or consummation of the transactions contemplated by this Agreement and (ii) fees, costs and expenses incurred by any Company in connection with the dispute, cure or attempted cure of any Title Defect or Environmental Defect with respect to any Company Assets.

(dddd) “Treasury Regulations” means the final or temporary regulations promulgated by the U.S. Department of the Treasury under the Code.

(eeee) “Well Annex” means Annex 1, Part B.

(ffff) “Willful Breach” means, with respect to any Party, such Party willfully and intentionally breaching (by refusing to perform or taking an action prohibited) any covenant applicable to such Party, which breach of such covenant is material with respect to the transactions contemplated by this Agreement.

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(gggg) “Working Interest” means the percentage of costs and expenses associated with the exploration, drilling, development, operation and abandonment of any Company Well, Company Lease or Company Unit required to be borne with respect thereto.

Section 1.3 Excluded Assets. Seller shall cause the Companies to execute and deliver to Seller or its designee, as assignee, an Excluded Assets Assignment at any time prior to Closing causing such Companies to assign the Excluded Assets to Seller or its designee effective as of immediately prior to the Closing.

Section 1.4 Revenues and Expenses.

(a) Seller shall be entitled to all revenue, production, proceeds of production and other proceeds attributable to the Company Assets, and shall remain responsible for all Company Operating Expenses, in each case, attributable to the period of time prior to the Effective Time. Subject to the occurrence of Closing, Purchaser and the Companies shall be entitled to all revenue, production, proceeds of production and other proceeds attributable to the Company Assets, and shall be responsible for all Company Operating Expenses, in each case, from and after the Effective Time. All Company Operating Expenses that are: (i) incurred prior to the Effective Time with respect to operations conducted or production prior to the Effective Time shall be paid by or allocated to Seller and (ii) incurred after the Effective Time with respect to operations conducted or production from and after the Effective Time shall be paid by or allocated to Purchaser or the applicable Company.

(b) Such amounts that are received or paid during the period from the Effective Time up to Closing shall be accounted for in the Closing Settlement Statement or Post-Closing Statement, as applicable. Such amounts that are received or paid after Closing but prior to the date of the Post-Closing Statement shall be accounted for in the Post-Closing Statement. If, after the Parties’ agreement (or deemed agreement) upon the Post-Closing Statement, and subject to Section 1.4(c), (i) any Party or its Affiliates receives monies belonging to any other Party, including proceeds of production, then such Party shall pay (or cause to be paid) such amount to the proper Party within ten (10) Business Days after the end of the month in which such amounts were received, (ii) any Party or its Affiliates pays monies for Company Operating Expenses which are the obligation of any other Party hereto, then such other Party shall, within ten (10) Business Days after the end of the month in which the applicable invoice and proof of payment of such invoice were received, reimburse the Party or its Affiliates which paid such Company Operating Expenses, (iii) a Party or its Affiliates receives an invoice of an expense or obligation (excluding, for the avoidance of doubt, any expense or obligation related to Asset Taxes, Income Taxes or Transfer Taxes) which is owed by any other Party, such Party receiving the invoice shall promptly forward (or cause to be forwarded) such invoice to the Party obligated to pay the same, and (iv) an invoice or other evidence of an obligation (excluding, for the avoidance of doubt, any obligation related to Asset Taxes, Income Taxes or Transfer Taxes) is received by a Party or its Affiliates, which is partially an obligation of both Seller and Purchaser, then the applicable Parties shall consult with each other, and each shall promptly pay its portion of such obligation to the obligee. After Closing, each Party shall be entitled to participate in all joint interest audits and other audits of Company Operating Expenses for which such Party is entirely or in part responsible under the terms of this Section 1.4(b).

(c) Subject to matters for which a Party has an indemnity obligation pursuant to Article 11 and subject to the remainder of this Section 1.4(c), there shall be no adjustment for, or obligation to pay, any revenues, proceeds, or Company Operating Expenses between the Parties following the twelve (12) month anniversary of the Closing Date (the “Cut-Off Date”). For the avoidance of doubt and subject to Section 11.2(b), the Parties agree that from and after the Cut-Off Date, Purchaser shall be responsible for all Company Operating Expenses and shall be entitled to all proceeds, in each case, related to the Companies or the Company Assets, regardless of when such Company Operating Expenses were incurred or paid or when such proceeds of production were earned or received, subject to the following sentence. Notwithstanding anything in this Section 1.4 to the contrary but subject to

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Section 11.2(b), from and after the Cut-Off Date, Seller shall not be responsible for, or otherwise required to pay, any Company Operating Expenses, and shall not be entitled to any proceeds, in each case, related to the Companies or the Company Assets, regardless of when such Company Operating Expenses were incurred or paid or when such proceeds of production were earned or received, except with respect to any credit or proceeds or similar remuneration associated with the release or termination (in whole or in part) of any bond, letter of credit, surety agreement and similar agreement, guarantees or other item of credit support, in each case, to the extent such bond, letter of credit, surety agreement or similar agreement, guarantee or other item of credit support was held by or attributable to any applicable Company as of immediately prior to Closing, which such credit or proceeds or remuneration shall promptly be forwarded from the applicable Company or Purchaser or its Affiliates to Seller or its designee irrespective of the date of receipt.

ARTICLE 2

PURCHASE PRICE

Section 2.1 Purchase Price.

(a) Purchase Price. The purchase price for the Acquired Membership Interests shall be equal to $260,500,000.00 (the “Unadjusted Purchase Price”), consisting of (i) $158,000,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 4,510,000 shares of common stock of Purchaser Parent (the “Purchaser Parent Shares”). For purposes of clause (a)(i) above only, the Cash Purchase Price shall be adjusted as provided in Section 2.3 (as so adjusted plus the value of the Purchaser Parent Shares in clause (a)(ii) above, the “Purchase Price”). Notwithstanding anything contained in this Agreement to the contrary, any adjustments to the Purchase Price pursuant to this Agreement shall be made to or from the Cash Purchase Price only.

(b) Adjustment of Shares. In the event, between the Execution Date and the Closing Date, Purchaser Parent shall subdivide its issued and outstanding common stock into a greater number of shares (by way of a stock dividend, stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately increased, and, in the event the issued and outstanding common stock of Purchaser Parent shall be combined into a smaller number of shares (by way of reverse stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately decreased; provided that, for purposes of clarity, no adjustment shall be made with regard to the number of Purchaser Parent Shares pursuant to this Section 2.1(b) in connection with (i) Purchaser Parent’s issuance of additional shares of its common stock and receipt of consideration for such shares in a bona fide third party transaction, or (ii) Purchaser Parent’s issuance of employee or director stock options, restricted stock awards, performance share units, grants or similar equity awards or Purchaser Parent’s issuance of its common stock upon exercise or vesting of any such options, grants or awards.

(c) Deposit. Contemporaneously with the execution of this Agreement, Purchaser shall deposit by wire transfer in same day funds with the Escrow Agent in an amount equal to five percent (5%) of the Unadjusted Purchase Price (such amount, including any interest earned thereon, the “Deposit”). The Deposit shall be held by the Escrow Agent pursuant to the terms of this Agreement and the Escrow Agreement. If the Closing occurs, the Deposit shall be applied toward the adjusted Cash Purchase Price at the Closing. Otherwise the Deposit shall be handled in accordance with Section 10.2 and the terms of the Escrow Agreement.

Section 2.2 Allocated Values; Income Tax Treatment of Purchase Price.

(a) Allocated Values. The Parties agree that the Purchase Price shall be allocated among the Company Leases, Company Units and Company Wells as set forth in the Lease Annex (with respect to the Company Leases and Company Units) and the Well Annex (with respect to the Company Wells).

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“Allocated Value” means, with respect to each Company Lease, Company Unit or Company Well, the amount of the Unadjusted Purchase Price allocated to that Company Lease or Company Unit as set forth on the Lease Annex under the column “Allocated Value” or to that Company Well as set forth on the Well Annex under the column “Allocated Value.” Subject to Section 2.2(b), the Parties shall not take any position inconsistent therewith with any tax authority or in notices to Preferential Purchase Right holders.

(b) Income Tax Treatment of Purchase Price.

(i) In reliance upon the representations and warranties of Seller in Section 3.7(o), the Parties intend to treat the transactions contemplated by this Agreement as a purchase of all of the assets of the Companies for U.S. federal (and applicable state and local) income tax purposes (the “Intended Tax Treatment”).

(ii) Seller shall prepare and deliver to Purchaser within ninety (90) days after the Determination Date, a draft allocation of the Purchase Price and any other amounts constituting consideration for U.S. federal income Tax purposes (in each case, as adjusted to reflect any subsequent adjustment thereto under this Agreement) among the Company Assets in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder and, to the extent allowed under applicable U.S. federal income tax Law, in a manner consistent with the Allocated Values (the “Proposed Allocation”). The Proposed Allocation shall be deemed to be accepted and agreed by, and shall be conclusive and binding on, the Parties except to the extent Purchaser shall have delivered its objections to such Proposed Allocation to Seller no later than thirty (30) days after Purchaser’s receipt thereof (the “Allocation Objection Notice”).

(iii) If Seller receives an Allocation Objection Notice, then Purchaser and Seller shall cooperate in good faith to reach a mutually agreeable allocation, and if Purchaser and Seller do not reach a mutually agreeable allocation with respect to the Proposed Allocation within thirty (30) days of Seller’s receipt of the Allocation Objection Notice (or such other time period mutually agreed upon by Purchaser and Seller), Purchaser and Seller shall submit the Proposed Allocation updated to include any items upon which Purchaser and Seller agree and a description of any disputed items as to such Proposed Allocation to the Houston, Texas office of KPMG LLP (the “Accounting Arbitrator”). In such case, Purchaser and Seller shall instruct the Accounting Arbitrator to, within thirty (30) days of its engagement by Purchaser and Seller (or such other time period mutually agreed upon by Purchaser and Seller), make a determination as to the submitted disputed items and to provide written notice of its determination to Purchaser and Seller and a revised Proposed Allocation updated to reflect such determinations, which revised Proposed Allocation shall be deemed agreed by, and be conclusive and binding on, the Parties. All fees and expenses charged by the Accounting Arbitrator pursuant to this Section 2.2(b) will be allocated evenly between Purchaser and Seller.

(iv) The allocation mutually agreed by the Parties or deemed agreed by the Parties, in each case, pursuant to this Section 2.2(b) shall be the “Final Allocation”. The Parties shall use commercially reasonable efforts to update the Final Allocation in a manner consistent with Section 1060 of the Code following any adjustment to the Purchase Price pursuant to this Agreement.

(v) The Parties shall, and shall cause their Affiliates to: (A) report consistently with the Intended Tax Treatment and the Final Allocation in all Tax Returns relating to Income Taxes (including Internal Revenue Service Form 8594); (B) not take any position for U.S. federal (or applicable state or local) income Tax purposes that is inconsistent with the Intended Tax Treatment or the Final Allocation on any Tax Return or in any Proceeding before any taxing authority; and (C) promptly advise the other Party regarding the existence

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of any audit, litigation or other Proceeding related to the Intended Tax Treatment or the Final Allocation; provided, however, that nothing contained herein shall prevent Purchaser or Seller from settling any proposed deficiency or adjustment by any taxing authority relating to the Final Allocation after a commercially reasonable effort to cooperate with the other Party or Parties and defend such Final Allocation, and neither Purchaser nor Seller shall be required to litigate any proposed adjustment by any taxing authority challenging such Final Allocation.

Section 2.3 Adjustments to Cash Purchase Price. The Cash Purchase Price shall be adjusted as of the Closing pursuant to Section 2.4(a) and, after the Closing, pursuant to Section 2.4(b), but only with respect to matters identified in the Closing Settlement Statement, the Post-Closing Statement or an Adjustment Notice in accordance with the following:

(a) increased by an amount equal to the value of all Hydrocarbons attributable to the Company Assets in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) in each case that are, as of the Effective Time, (i) upstream of the pipeline connection or above the relevant outlet flange or (ii) upstream of the sales meter, if any, the value of such Hydrocarbons to be based upon the contract price in effect as of the Effective Time (or the price paid to the applicable Company in connection with the sale of such Hydrocarbons, if there is no contract price, in effect as of the Effective Time), less Burdens and transportation, marketing and other post-production expenses charged by third parties (other than Taxes) on such production;

(b) decreased by an amount equal to all proceeds actually received by Seller or any of its Affiliates (other than the Companies) (irrespective of whether received before or after the Effective Time) or by any Company prior to the Closing attributable to the sale of Hydrocarbons attributable to the Company Assets (i) produced from or allocable to the Company Assets during the period following the Effective Time or (ii) contained in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) as of the Effective Time for which an upward adjustment to the Purchase Price was made pursuant to Section 2.3(a), in each case, net of any applicable Burdens;

(c) increased by an amount equal to all Company Operating Expenses and other costs and expenses incurred by Seller, any Company or their Affiliates that are attributable to any Company Assets during the period following the Effective Time and paid by Seller or any of its Affiliates (other than the Companies) (irrespective of whether paid before or after the Effective Time) or paid by any Company prior to the Closing, including (A) insurance premiums paid by or on behalf of Seller or any Company with respect to any Company’s interest in any Company Assets for the period following the Effective Time, (B) Burdens and (C) rentals and other lease maintenance payments, but excluding from this paragraph (c), for the avoidance of doubt, any Taxes, any Transaction Costs, any costs or Damages attributable to the Indemnified Liabilities, or any costs and expenses with respect to the matters described in clauses (i) through (xi) of the definition of Company Operating Expenses;

(d) decreased by an amount equal to all Company Operating Expenses and other costs and expenses paid by Purchaser or its Affiliates that are attributable to the Company Assets incurred in the period prior to the Effective Time, including (A) insurance premiums paid by Purchaser with respect to the Company Assets for the period prior to the Effective Time, (B) Burdens and (C) rentals and other lease maintenance payments, but excluding from this paragraph (d), for the avoidance of doubt, any Taxes, any Transaction Costs or any costs or Damages attributable to the Indemnified Liabilities;

(e) decreased by the amount of all Asset Taxes allocated to Seller in accordance with Section 9.3(b) but paid or otherwise economically borne by Purchaser (including, for the avoidance of doubt, by way of any (i) liability of the Companies accrued in respect thereof or (ii) reduction in the assets of any Company as a result of any payment by such Company (or, to the extent reimbursed by such Company, Seller) of such Asset Taxes); and increased by the amount of all Asset Taxes allocated to Purchaser in accordance with Section 9.3(b) but paid or otherwise economically borne by Seller (excluding, for the avoidance of doubt, by way of any (x) liability of the Companies accrued in respect

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thereof or (y) reduction in the assets of any Company as a result of any payment by such Company (or, to the extent reimbursed by such Company, Seller) of such Asset Taxes);

(f) to the extent that any of the Companies are underproduced and/or have overdelivered any Hydrocarbons as shown with respect to the net Imbalances attributable to the Company Assets set forth in Schedule 3.22 as of the Effective Time, increased by an amount equal to the product of the underproduced/overdelivered volumes times (i) $2.35/MMBtu for gaseous Hydrocarbons or (ii) $55/Bbl for liquid Hydrocarbons;

(g) to the extent that any of the Companies are overproduced and/or have underdelivered any Hydrocarbons as shown with respect to the net Imbalances attributable to the Company Assets set forth in Schedule 3.22 as of the Effective Time, decreased by an amount equal to the product of the overproduced/underdelivered volumes times (i) $2.35/MMBtu for gaseous Hydrocarbons or (ii) $55/Bbl for liquid Hydrocarbons;

(h) decreased by the amount of any Loan or indebtedness for borrowed money of the Companies remaining unpaid as of the Closing Date;

(i) decreased by (A) any losses, liabilities or Damages attributable to the Company Derivatives (if any), and (B) any settlement payments attributable to the Company Derivatives (if any), in each case, that remain unpaid as of the Closing Date;

(j) [Intentionally Omitted];

(k) decreased by the Allocated Value of any Company Assets (including the Company Assets held by any Company that is excluded hereunder) excluded from the transactions contemplated hereby pursuant to Section 5.11, Section 6.4(b) or Section 6.6(c);

(l) decreased or increased, as applicable, by the amounts set forth in Article 6 as adjustments to the Cash Purchase Price;

(m) decreased by the amount of any Transaction Costs that are paid or payable by Purchaser or the Companies after the Closing;

(n) decreased by Seller’s share of the costs of obtaining the R&W Policy described in Section 5.18(b) that are paid by Purchaser; and

(o) decreased or increased, as applicable, by any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser;

provided that, in calculating the adjustment to the Unadjusted Purchase Price pursuant to this Section 2.3, no adjustment may be accounted for in more than one of the paragraphs above.

Section 2.4 Closing Cash Payment and Post-Closing Purchase Price Adjustments.

(a) Not later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a settlement statement (the “Closing Settlement Statement”) calculating the amount equal to the Cash Purchase Price as adjusted to give effect to Seller’s good faith estimate of the adjustments provided for in Section 2.3 based upon the best information available to Seller (or, if then determinable, the final amounts thereof), together with reasonable documentation in support of such calculation. Purchaser shall have three (3) Business Days to review the settlement statement and submit a written report containing any changes Purchaser proposes to be made to the settlement statement. Seller and Purchaser shall agree on a final settlement statement prior to Closing; provided, however, if Seller and Purchaser are unable to agree, then, subject to Section 2.4(b), Seller’s good faith determination shall be used for purposes of the Closing Cash Payment to be made at the Closing. The calculation delivered by Seller in accordance with this Section 2.4(a), as adjusted in accordance with the immediately preceding sentence, if applicable, less the Deposit, less (if applicable) the Disputed Amount paid into the Defect Escrow Account at Closing, shall constitute the dollar amount to be paid by Purchaser to Seller at the Closing (the “Closing Cash Payment”).

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(b) No later than the later of (i) one hundred twenty (120) days following the Closing Date or (ii) the resolution of all Disputed Matters pursuant to Section 6.7 and Exhibit D, Seller shall prepare and deliver to Purchaser a draft statement (the “Post-Closing Statement”) setting forth the final calculation of the Cash Purchase Price taking into account any adjustments pursuant to Section 2.3 (including the calculation of each adjustment pursuant to each paragraph of Section 2.3), together with reasonable documentation in support of such calculation. As soon as reasonably practicable but not later than the thirtieth (30th) day following receipt of Seller’s statement hereunder, Purchaser shall deliver to Seller a written report (an “Adjustment Notice”) containing any changes Purchaser proposes be made in such statement. The Parties shall undertake to agree on the final Cash Purchase Price no later than thirty (30) days after delivery of the Adjustment Notice. If the final Cash Purchase Price is:

(i) mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, the final Cash Purchase Price shall be conclusive and binding on the Parties.

(ii) not mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, then Seller or Purchaser may require for the Houston, Texas office of KPMG (the “Dispute Auditor”) to resolve any disagreements. Should KPMG fail or refuse to agree to serve as Dispute Auditor within ten (10) days after written request from any Party to serve, and the Parties fail to agree in writing on a replacement Dispute Auditor within five (5) days after the end of that ten (10) day period, or should no replacement Dispute Auditor agree to serve within fifteen (15) days after the original written request pursuant to this sentence, the Dispute Auditor shall be appointed by the Houston, Texas office of the American Arbitration Association. In connection with the engagement of the Dispute Auditor, each of Seller and Purchaser shall execute such engagement, indemnity and other agreements as the Dispute Auditor shall require as a condition to such engagement. The Dispute Auditor shall determine as promptly as practicable, but in any event within thirty (30) days after the selection of the Dispute Auditor, based solely on written submissions provided by Purchaser and Seller to the Dispute Auditor (and without independent investigation on the part of the Dispute Auditor) within ten (10) days following the Dispute Auditor’s selection, whether and to what extent (if any) Seller’s statement requires adjustment. In resolving any disputed item, the Dispute Auditor shall act as an expert and not an arbitrator, and shall resolve only the items set forth in the Adjustment Notice that are still in dispute and may not assign a value to any item greater than the highest value for such item claimed by either Seller or Purchaser or less than the lowest value for such item claimed by either Seller or Purchaser. The costs of the Dispute Auditor shall be borne evenly between Seller and Purchaser. The determination of the Dispute Auditor shall be final, conclusive and binding on Purchaser and Seller. The date on which the final Cash Purchase Price is finally determined in accordance with this Section 2.4(b) is referred to as the “Determination Date.”

Any difference in the Closing Cash Payment and the final Cash Purchase Price shall be paid by the owing Party to the owed Party within fifteen (15) Business Days of the Determination Date. Any post-Closing payment pursuant to this Section 2.4 shall bear interest from the Closing Date to the date of payment at the Agreed Rate.

(c) Purchaser shall assist Seller in preparation of the Post-Closing Statement of the Cash Purchase Price under Section 2.4(b) by furnishing invoices, receipts, reasonable access to personnel and such other assistance as may be requested by Seller to facilitate such process post-Closing.

(d) All payments made or to be made under this Section 2.4 by either Seller or Purchaser shall be made by electronic transfer of immediately available funds to the bank(s) and account(s) specified by the receiving Party in writing.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to the provisions of this Article 3, and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser and Purchaser Parent as of the Execution Date and the Closing Date in each case as follows:

Section 3.1 Seller.

(a) Existence and Qualification. Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b) Power. Seller has the limited liability company power to enter into and perform this Agreement (and all documents required to be executed and delivered by Seller at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

(c) Authorization and Enforceability. Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required to be executed and delivered by Seller at Closing shall be duly executed and delivered by Seller), and this Agreement constitutes, and at the Closing such documents shall constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Conflicts. Assuming the receipt of all applicable Consents (other than any Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with applicable Antitrust Laws, Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the Organizational Documents of Seller, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or other contracts to which Seller is a party or by which any of Seller’s assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to Seller or (iv) violate any Laws applicable to Seller.

(e) Investment. Seller is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Seller is familiar with investments of the nature of the Purchaser Parent Shares, understands that this investment involves substantial risks, has adequately investigated Purchaser Parent and the Purchaser Parent Shares, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Purchaser Parent Shares, and is able to bear the economic risks of such investment. Seller has had the opportunity to visit with Purchaser Parent and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Purchaser Parent, has received all materials, documents and other information that Seller deems necessary or advisable to evaluate the Purchaser Parent Shares, and has made its own independent examination, investigation, analysis and evaluation of the Purchaser Parent Shares, including its own estimate of the value of the Purchaser Parent Shares. Seller has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Purchaser Parent) as Seller deems adequate. Seller is acquiring the Purchaser Parent Shares for its own account and not with a view toward or for offer or

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sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Purchaser Parent Shares in violation of federal or state securities Laws.

Section 3.2 The Companies.

(a) Existence and Qualification. Each Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Company is duly qualified to do business as a foreign limited liability company in each jurisdiction where its Company Business requires such qualification.

(b) No Conflicts. Assuming the receipt of all applicable Consents (other than Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with the HSR Act, the consummation by each Company of the transactions contemplated by this Agreement shall not (i) violate any provision of the Organizational Documents of such Company, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or Company Contracts to which such Company is a party or by which any of the Company Assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to such Company as a party in interest, or (iv) violate any Laws applicable to such Company.

(c) Organizational Documents. Seller has delivered to Purchaser true and complete copies of the Organizational Documents, each as amended to date, of each Company and has made available to Purchaser for inspection the ownership interest certificates, if any, and the minute books, of each Company.

(d) Title to Acquired Membership Interests. Seller owns one hundred percent (100%) of the issued and outstanding equity interests of each Company, and is the direct record and beneficial owner of the Acquired Membership Interests, in each case, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Company’s Organizational Documents. Other than this Agreement and the Organizational Documents of the Companies, the Acquired Membership Interests are not subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Acquired Membership Interests.

(e) The Acquired Membership Interests. The Acquired Membership Interests are duly authorized, validly issued and outstanding, fully paid, non-assessable and have not been issued in violation of any preemptive rights, subscription right or any similar right under any provision of local or state Law applicable to such interests, the applicable Company’s Organizational Documents, or any contract to which any Company or any of its Affiliates is a party or to which it or any of its Company Assets is otherwise bound. Except for the Acquired Membership Interests, there are no outstanding membership interests or other equity interests in any Company, or any contractual arrangements giving any other Person a right to receive any benefits or rights similar to the rights enjoyed by or accruing to the holders of any Acquired Membership Interests that will be binding on any Company after Closing other than the Ridgewood MSA. Other than pursuant to this Agreement, there are no outstanding warrants, options, rights, convertible or exchangeable securities, contractual arrangements or other commitments pursuant to which Seller or any Company is or may become obligated to issue or sell any membership interests or other equity interests in any Company, or for the repurchase or redemption of the Acquired Membership Interests, or any contractual arrangements or other commitments of any kind which may obligate Seller or any Company to issue, purchase, register for sale, redeem or otherwise acquire any membership interests or other equity interests in any Company. Immediately after the

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Closing, Purchaser will be the direct record and beneficial owner of the Acquired Membership Interests, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Company’s Organizational Documents.

Section 3.3 Subsidiaries. Except as set forth on Schedule 3.3, none of the Companies owns or has owned, directly or indirectly, any membership interests, partnership interests, stock or other equity interests in any Person. None of the Companies is engaged in or has engaged in any business other than its respective Company Business.

Section 3.4 Financial Statements. Seller has delivered the Financial Statements to Purchaser, and such Financial Statements present fairly in all material respects in accordance with the Accounting Principles, applied consistently during the periods involved, the consolidated financial position of Seller, together with its consolidated subsidiaries (including the Companies) as of the respective dates thereof and the combined results of operations, cash flows and members’ equity of Seller, together with its consolidated subsidiaries for the periods covered thereby, subject, in the case of any interim Financial Statements, to normal year-end adjustments and accruals and the absence of notes required under the Accounting Principles, none of which are reasonably expected to be material in nature or amount. Seller maintains a standard system of accounting established and administered in accordance with the Accounting Principles. The Financial Statements for Seller contain accurate accrual information of Seller’s and the Companies’ asset retirement obligations in accordance with the Accounting Principles and the applicable standards of BSEE.

Section 3.5 Labor and Employee Benefits Matters.

(a) None of the Companies (i) has or has had any employees, (ii) engages or has engaged any individual (or entity wholly owned by an individual) as a consultant or independent contractor or (iii) maintains, sponsors or contributes to, or has maintained, sponsored or contributed to, or has, or has had, any liability or potential liability with respect to, any Benefit Plan. Each individual who has provided services to any Company or with respect to any of the Company Assets has been paid in full, and as of Closing will have been paid in full, for such services.

(b) Neither Seller, any of the Companies nor any of their respective Affiliates nor any of the Company Assets is a party or subject to, or bound by, a collective bargaining agreement or any other contract, agreement or understanding with a labor union or representative of employees or individuals who provide services to it. There is no employment- or labor-related claim or Proceeding pending or, to Seller’s Knowledge, threatened against any of the Companies or with respect to any of the Company Assets. There are no, and there have never been any, strikes, lockouts or work stoppages existing or, to Seller’s Knowledge, threatened, with respect to any of the Companies or the Company Assets. Seller, the Companies, and each of their respective Affiliates are, and have since at least January 1, 2016 been, in compliance in all material respects with all Laws with respect to labor and employment (including all such Laws regarding wages and hours, classification of employees and contractors, anti-discrimination, anti-retaliation, recordkeeping, employee leave, Tax withholding and reporting, immigration and safety).

(c) The execution and delivery of this Agreement or any Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not (either alone or in connection with any other event): (i) entitle any current or former individual employee, contractor, manager or officer of any of the Companies to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; or (iv) result in payments of money or property, acceleration of benefits or provisions of other rights that have or will be made that, in the aggregate, would be reasonably likely to result in imposition of the sanctions imposed under Sections 280G and 4999 of the Code (determined without regard to the exception contained in Section 280G(b)(4) of the Code).

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(d) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability of Seller or any of its ERISA Affiliates that would be, or could become, a liability following the Closing Date of Purchaser or any of its Affiliates.

Section 3.6 Litigation. Except as disclosed in Schedule 3.6, there are no actions, suits, arbitrations, charges, claims, labor grievances, pending settlements, orders or other proceedings (collectively, “Proceedings”) pending by or before any Governmental Authority, or which are, to Seller’s Knowledge, threatened by or before any Governmental Authority, in each case, (a) with respect to any of the Companies, (b) with respect to any Company Assets or Acquired Membership Interests, or (c) which are reasonably likely to impair or delay Seller’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 3.7 Taxes. Except as would not be material or, if material, as disclosed in Schedule 3.7:

(a) The aggregate amount of the unpaid Tax liabilities of the Companies for all Tax periods ending on or before the date of the most recent Financial Statements are reflected on the Financial Statements as of the dates thereof (excluding any reserves for deferred Taxes). The aggregate amount of the unpaid Tax liabilities of the Companies for all Tax periods (or portions thereof) prior to and including the Closing Date will not exceed the aggregate amount of the unpaid Tax liabilities of the Companies as reflected on the Financial Statements as of the date of the most recent Financial Statements (excluding any reserves for deferred Taxes), as adjusted for the operations and transactions in the ordinary course of business of the Companies for the period from the date of the most recent Financial Statements to and including the Closing Date consistent with the past custom and practice of the Companies;

(b) All material Tax Returns required to be filed by each Company or which relate to Taxes for which any Company could be responsible have been duly and timely filed, and each such Tax Return is true, correct and complete in all material respects;

(c) All material Taxes owed by the Companies or for which the Companies may be liable which are or become due have been timely paid in full;

(d) Other than routine Proceedings solely in respect of Seller Taxes for which no assessment, deficiency or adjustment has been asserted, no Proceeding with respect to any Taxes or Tax Returns of or with respect to any Company has been commenced or is presently pending, and there is no material claim against any Company for any Taxes;

(e) No assessment, deficiency, or adjustment has been asserted, proposed, or, to Seller’s Knowledge, threatened with respect to any material Taxes or Tax Returns of or with respect to any Company.

(f) The Company Assets are not subject to any Tax partnership agreement and are not otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code;

(g) Any entity in which a Company holds equity interests that is treated as a partnership for U.S. federal income tax purposes has a valid election under Section 754 of the Code in effect for any taxable year of such entity that includes the Closing Date;

(h) There are no material Liens on any of the Company Assets attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable;

(i) There is not in force any extension of time with respect to the due date for the filing of any material Tax Return of or with respect to any Company or any waiver or agreement for any extension of time for the assessment or payment of any material Tax of any Company;

(j) All material Tax withholding and deposit requirements imposed on or with respect to each Company have been satisfied in full in all respects;

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(k) No claim has ever been made by an authority in a jurisdiction where a Company does not file Tax Returns that it is or may be subject to material taxation in that jurisdiction;

(l) No Company is a party to or bound by any material Tax allocation, Tax sharing or indemnification agreement (excluding, for the avoidance of doubt, any commercial agreements or contracts that are not primarily related to Taxes);

(m) No Company is and no Company has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2);

(n) No Company (i) has been a member of an affiliated, consolidated, combined or unitary group filing a consolidated federal income Tax Return or (ii) has any material liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), or as a transferee or successor, or by contract or otherwise; and

(o) For U.S. federal (and applicable state and local) income Tax purposes, each of Seller and the Companies is, and has been since its date of formation, classified as an entity disregarded as separate from its regarded tax owner.

This Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, shall constitute Seller’s sole and exclusive representations and warranties regarding Taxes, Tax Laws and all other Tax matters.

Section 3.8 Environmental Matters. Except as disclosed in Schedule 3.8 and, with respect to the matters in clauses (a) through (e) only of this Section 3.8, except as would not, individually or in the aggregate, result in any Company or, after the Closing, Purchaser incurring material Damages under Environmental Law:

(a) the Companies and their ownership and the operation of the Company Assets are, and, during the relevant time periods specified pursuant to all applicable statute of limitations, have been in compliance with all applicable Environmental Laws;

(b) (i) neither Seller nor any Company is in violation of any Permits held by it with respect to any Company Asset that are required under applicable Environmental Laws and Seller and each Company (or Seller, its Affiliates or Ridgewood, on behalf of such Company) possesses such Permits as is necessary to own the Company Assets as such are currently owned, (ii) to Seller’s Knowledge, the third party operators of the Company Assets have obtained all material Permits required for the operation of the Company Assets as currently operated pursuant to applicable Environmental Law and all such Permits are in effect, and (iii) there is no actual or alleged Proceeding which has been served on any Company or Seller or, to Seller’s Knowledge, such third party operator to revoke, modify or terminate any of such Permits;

(c) there has been no Release or threatened Release of Hazardous Materials on, under or from the Company Assets, or on, under or from any property offsite the Company Assets where any Person transported or disposed, or arranged to transport or dispose Hazardous Materials, in each case, for which Seller or any Company is or would be obligated to perform Remediation under applicable Environmental Laws on or before the Execution Date but which has not been Remediated;

(d) there are no written notices of demands, claims, actions, orders, suits or Proceedings pending, or to Seller’s Knowledge, threatened, before any Governmental Authority alleging Environmental Liabilities of any Company, violations of Environmental Laws by any Company, or asserting Remediation obligations of any Company under applicable Environmental Laws;

(e) other than in any Material Contracts and except for customary indemnities in service contracts and standard lease obligations, and except for such customary assumptions via purchase and sale agreements, assignments, bills of sale, conveyances, operating agreements, farmout or farm-in agreements, participation agreements, exploration agreements and/or development agreements, no

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Company has entered into any contract or other instrument, the primary purpose of which is to assume Damages for Environmental Liabilities, Specified Matters and Indemnified Liabilities, of third parties arising pursuant to Environmental Laws (other than the Ridgewood MSA);

(f) Seller has made available to Purchaser true and complete copies of all material environmental reports, audits, assessments and documentation in the possession or control of Seller or any Company which were prepared by a third Person, other than an employee of Seller or any of its Affiliates, relating to compliance with Environmental Laws or Environmental Liabilities, including Releases, threatened Releases, or Remediation of Hazardous Materials as it relates to the Companies, any of their ownership or use of the Company Assets, or the Company Businesses; and

(g) Schedule 3.8 sets forth all INCs that Seller or the Company has received in the previous twenty-four (24)-month period, and there are no outstanding unresolved INCs issued by any Governmental Authority with respect to any Company Asset.

Purchaser acknowledges that the Company Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes or other substances or materials located in, on or under the Company Assets or associated with the Company Assets. Equipment and sites included in the Company Assets may contain asbestos, naturally occurring radioactive material (“NORM”) or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials and equipment as scale, or in other forms. The wells, materials and equipment located on the Company Assets or included in the Company Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including water, soils or sediment. Special procedures may be required for the assessment, Remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM and other Hazardous Materials from the Company Assets. This Section 3.8, together with Section 3.33(c) and Section 3.33(d), shall constitute Seller’s sole and exclusive representations and warranties regarding Environmental Laws and/or Environmental Liabilities.

Section 3.9 Compliance with Laws. Except with respect to Tax Laws, which are exclusively addressed in Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, and Environmental Laws, which are exclusively addressed in Section 3.8, except as set forth in Schedule 3.9, each Company and each Company’s ownership and use of the Company Assets, and to Seller’s Knowledge, the operation by any third party operator of the Company Assets, in each case, are in compliance, and have been in compliance for the past four (4) years (except for any non-compliances during the past four (4) years that have been fully resolved), with all applicable Laws in all material respects. During the past two (2) years, neither Seller nor any Company has received any notice from any Governmental Authority alleging that any Company is or has been in violation of any applicable Law in any material respect.

Section 3.10 Material Contracts.

(a) Schedule 3.10(a) sets forth a listing of all Material Contracts, including all amendments thereto.

(b) Except as disclosed on Schedule 3.10(b), there are no Affiliate Contracts that will be binding on Purchaser, any of the Company Assets or any Company after Closing. There are no Company Derivatives with respect to the sale of production that will be binding on Purchaser, any of the Company Assets or any Company after Closing.

(c) Neither Seller nor any Company, and to Seller’s Knowledge, no other Person that is party to a Material Contract, is in breach or default under any Material Contract, in any material respect, except as disclosed in Schedule 3.10(c). Except as disclosed on Schedule 3.10(c), all Material Contracts are in full force and effect in accordance with their terms (i) as to each applicable Company and (ii) to Seller’s Knowledge, as to each other Person that is party to the applicable Material Contract, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general

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applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No written notice has been received or delivered by Seller or any Company, alleging any material default or breach or demanding termination, price redetermination, market-out or curtailment of any Material Contract.

Section 3.11 Consents and Preferential Purchase Rights.

(a) Except as described in Schedule 3.11(a), there are no preferential rights to purchase, rights of first refusal, rights of first offer, tag rights or other similar rights which are applicable to the transactions contemplated by this Agreement (each a “Preferential Purchase Right”).

(b) Except (i) as described in Schedule 3.11(b), (ii) for Customary Post-Closing Consents and those approvals described in Section 5.5, (iii) for Preferential Purchase Rights and (iv) as required for compliance with the Antitrust Laws, there are no restrictions on assignment or other requirements to obtain consents from third parties, including requirements for consents from third parties to any change of control of any Company, as applicable, which are applicable to the transactions contemplated by this Agreement (each a “Consent”).

Section 3.12 Liability for Brokers’ Fees. Neither Purchaser, its Affiliates nor any Company shall directly or indirectly have any Damages nor shall any of the Acquired Membership Interests or the Company Assets be burdened as a result of undertakings or agreements of Seller or any Company for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated by this Agreement.

Section 3.13 Outstanding Capital Commitments. Except as described in Schedule 3.13, as of the Execution Date, there are no outstanding authorizations for expenditure or other commitments for capital expenditures which are binding on any Company or any of the Company Assets and which pursuant to its stated terms will individually require expenditures after the Closing Date in excess of Five Hundred Thousand Dollars ($500,000) on an eight-eighths (8/8ths) basis.

Section 3.14 Absence of Certain Changes. Except as set forth in Schedule 3.14, or in the ordinary course of business, since June 30, 2019:

(a) there has not been any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) there has not been any damage to or destruction or loss of the Company Assets, whether or not covered by insurance, that individually or in the aggregate exceeds Five Hundred Thousand Dollars ($500,000);

(c) there has been no acceleration or delay in, or postponement of, the payment of any Liabilities related to the Company Businesses or the Company Assets that individually or in the aggregate are in excess of Five Hundred Thousand Dollars ($500,000);

(d) there has been no acceleration or delay in the collection of any payment related to the Company Businesses or the Company Assets that individually or in the aggregate is in excess of Five Hundred Thousand Dollars ($500,000); and

(e) there is no contract or similar agreement to do any of the foregoing.

Section 3.15 Permits. Seller (or its Affiliates) and each Company (or Ridgewood, on behalf of such Company or on behalf of Seller) have obtained and are maintaining all material Permits that are presently necessary to carry on each Company’s business as currently conducted and such Company is in compliance with the terms of such Permits in all material respects.

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Section 3.16 Assets of Company Businesses.

(a) Except for the Excluded Assets and for the Company Assets set forth on Annex 1, Part A, Part B, Part C, Part D-1 and Part D-2, no Company owns or otherwise has any interest in any other material oil and gas assets.

(b) To Seller’s Knowledge, the Company Personal Property is in good working order in all material respects, and in a state of repair adequate in all material respects for normal operations in accordance with standard industry practices in the areas in which they are operated.

Section 3.17 Insurance. As of the Execution Date, each Company (or Seller and its Affiliates or Ridgewood, on behalf of the Company) is an “insured” under the insurance policies applicable to such Company set forth on Schedule 3.17, which includes for each such policy the name of the insurer and a general description of the risks insured and related limits under each such policy. Except as set forth on Schedule 3.17, (i) there are no material outstanding claims under any such insurance, (ii) neither Seller nor any Company has received any written notice from any insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance, and (iii) all such insurance is effective and duly in force in all material respects.

Section 3.18 Absence of Undisclosed Liabilities. Other than pursuant to this Agreement, no Company is subject to any direct or indirect material liability, indebtedness, Damage, Tax, interest, penalty, amount paid in settlement, judgment, assessment, deficiency, guaranty or endorsement of or by any Person, in the case of each of the foregoing, whether absolute or contingent, matured or unmatured, asserted or unasserted, accrued or unaccrued, due or to become due, liquidated or unliquidated, that would be required to be included in such Company’s financial statements or balance sheets under GAAP, except (a) those which are adequately reflected or reserved against in the Financial Statements as of June 30, 2019 and (b) those which have been incurred in the ordinary course of business consistent with past practice since June 30, 2019 and which are not, individually or in the aggregate, material in amount.

Section 3.19 Payout Balances and Take or Pay. A materially complete and accurate payout balance for each Company Well is set forth on Schedule 3.19, as of the respective date(s) shown thereon, in each case, in which the applicable Company’s interest in such Company Well is subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Company Lease by its own terms). Except as is disclosed in Schedule 3.19, as of the respective dates shown thereon, neither Seller nor any Company has received any notice of deficiency payments under gas contracts for which any Person has a right to take deficiency gas from the Company Assets, nor has Seller or any Company received any payments for production which are subject to refund or recoupment out of future production.

Section 3.20 Non-Consent. Except as set forth on Schedule 3.20, as of the Execution Date, no Company has elected not to participate in any operation or activity proposed with respect to the Company Assets which could result in any of the Companies’ interest in any Company Assets becoming subject to a temporary or permanent reduction or forfeiture as a result of such election not to participate in such operation or activity, except to the extent reflected in the Net Revenue Interest and Working Interest columns set forth in the Lease Annex or Well Annex.

Section 3.21 Wells.

(a) Except as set forth on Schedule 3.21(a), (i) there is no Company Well in respect of which Seller or any Company has received any order or written notice from any Governmental Authority requiring that such Company Well be plugged and abandoned and for which such plugging and abandonment requirements have not been completed, (ii) to Seller’s Knowledge, all Company Wells have been drilled and completed within the limits permitted by all applicable Company Leases, Company Contracts and pooling or unit orders, and (iii) as of the Execution Date no such Company Well is subject to penalties on allowables after the Effective Time because of overproduction.

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(b) As of the Execution Date, except as set forth on Schedule 3.21(b), there are no Company Wells operated by any Company or, to Seller’s Knowledge, operated by third parties that are neither in use for purposes of production or injection nor suspended or temporarily abandoned in accordance with applicable Law that, in either case, have not been plugged and abandoned in accordance with applicable Law in all material respects.

(c) Except as disclosed in Schedule 3.21(c), there are not any wells or other equipment located on the Company Assets or in which any Company otherwise owns an interest that any Company is currently obligated by any Laws or Company Contract to currently Decommission. Schedule 3.21(c) sets forth all Decommissioning obligations and Seller’s good faith estimate of all related costs and expenses as of the date of the last reserve report for the Company Assets for all wells and other equipment then included in the Company Assets.

(d) With respect to each currently producing Company Well, at all times since the expiration of the primary term of the applicable Company Lease, there has been production and/or operations from such Company Well sufficient to maintain such Company Lease, in accordance with the terms and provisions of such Company Lease, beyond its primary term.

Section 3.22 Imbalances. Except as disclosed in Schedule 3.22, as of the Effective Time, there are no Imbalances associated with the Company Assets.

Section 3.23 Royalties. With the exception of the Suspended Funds accruing between the Execution Date and the Closing, except as disclosed in Schedule 3.23, all oil and gas production proceeds payable by any Company to others from the Company Wells have been disbursed in all material respects in accordance with all of the terms and conditions of the applicable Company Leases, Company Contracts and applicable Law.

Section 3.24 Leases. Except as set forth on Schedule 3.24:

(a) no material default exists in the performance of any obligation by any Company under any Company Lease including any default that would entitle the lessor to cancel or terminate any Company Lease, and to Seller’s Knowledge, no material default exists under any Company Lease by any other Person a party thereto;

(b) payments of all rentals, delay rentals, option payments, extension payments, and similar payments with respect to the Company Leases that are due from the Companies have been paid;

(c) no party to any Company Lease or any successor to the interest of such party has filed or, to Seller’s Knowledge, threatened to file, any action to terminate, cancel, rescind or procure judicial reformation of any Company Lease, in any material respect; and

(d) other than with respect to any payment obligations under operating agreements, no Company has any express contractual drilling obligations relating to the Company Assets or the ownership or operation thereof that are not fulfilled.

Section 3.25 Non-Operation. None of the Company Assets are or have ever been operated by Seller or any Company, or any of their respective Affiliates.

Section 3.26 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Seller’s Knowledge, threatened against Seller, any Company, or any of their respective Affiliates.

(b) Seller and each Company are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

(c) As of the Execution Date, Seller believes that (i) it is receiving reasonably equivalent value for the assignment of the Acquired Membership Interests contemplated hereunder and (ii) the

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consideration to be paid by Purchaser for the Acquired Membership Interests hereunder is equal to or greater than the fair market value of the same under similar circumstances.

Section 3.27 Bank Accounts. Schedule 3.27 sets forth an accurate and complete list of all deposit, demand, time, savings, passbook, security or similar accounts that the Companies (or Seller and its Affiliates or Ridgewood, solely on behalf of any Company and for which such Company is responsible) maintain with any bank or financial institution, the names and addresses of the financial institutions maintaining each such account, the purpose for which such account is established and the authorized signatories on each such account.

Section 3.28 Intellectual Property. Except as disclosed in Schedule 3.28:

(a) Seller (and its Affiliates) or the Companies (or Ridgewood, on behalf of the Companies) own or have a valid license to use, as applicable, all Intellectual Property used by the Companies in the conduct of the Company Businesses of the Companies as currently conducted;

(b) the use by the Companies (and, if applicable, their Affiliates or to Seller’s Knowledge, Ridgewood, in each case, in respect of use on behalf of the Companies) of such Intellectual Property has not infringed on or otherwise violated, in any material way, the rights of any third party; and

(c) each of the Companies has taken reasonable measures to protect the confidentiality of the trade secrets and confidential information of the Companies used in the Company Businesses and of any third parties who have licensed trade secrets and confidential information to the Companies for use in the Company Businesses.

Section 3.29 Casualty Losses. There have been no Casualty Losses since the Effective Time with respect to any Company Assets with Damages estimated to exceed Seven Hundred Fifty Thousand Dollars ($750,000) net to the interest of the applicable Company(ies).

Section 3.30 Bonds; Letters of Credit and Guarantees.

(a) Schedule 3.30(a) identifies the bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, any Company, or any other Affiliate of each Company with respect to the Company Assets.

(b) Except as set forth on Schedule 3.30(a), Schedule 3.30(b) identifies all sinking funds, reserves, escrows, cash deposits, financial instruments, surety agreements and similar agreements, guarantees and other items of credit support that any Company is liable for or is binding on any of the Company Assets.

(c) As of the Closing, except as set forth on Schedule 3.30(a) or Schedule 3.30(b), neither Purchaser nor any Company has any obligation (whether pursuant to applicable Law or contract or otherwise) to post any surety bond, letter of credit, cash collateral, guarantee or other form of support (credit or otherwise), or contribute any money to any Sinking Fund (including those set forth on Schedule A), in each case, with respect to any Company or the Company Assets.

Section 3.31 Limitations.

(a) Except as and to the extent expressly set forth in this Article 3, in Section 6.8, or in the certificate of Seller to be delivered pursuant to Section 8.2(d), (i) Seller makes no representations or warranties, express or implied, with respect to the Companies, the Company Businesses, the Company Assets or the transactions contemplated hereby, and (ii) Seller expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Purchaser or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Purchaser by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Seller, any Company or any of their Affiliates or related Persons).

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(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN THIS ARTICLE 3, IN SECTION 6.8 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE COMPANY ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE COMPANY ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE COMPANY ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS OR FUTURE REVENUES GENERATED BY THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE COMPANY ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE COMPANY ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT (SUBJECT TO SELLER’S COMPLIANCE WITH ITS OBLIGATIONS UNDER SECTION 6.1 AND SECTION 6.2) PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE AND THAT, SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 5.2(a), SECTION 6.4, SECTION 6.6 AND SECTION 11.2(b), THE COMPANY ASSETS ARE BEING INDIRECTLY TRANSFERRED TO PURCHASER “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 3 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE COMPANY ASSETS, AND SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 6.6 AND SECTION 11.2(b), PURCHASER SHALL BE DEEMED TO BE TAKING THE COMPANY ASSETS THROUGH THE ACQUISITION OF THE ACQUIRED MEMBERSHIP INTERESTS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER THE EXPRESS PROVISIONS UNDER THIS AGREEMENT, PURCHASER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION

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OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

(d) Any fact or item disclosed in any Schedule attached hereto shall be deemed disclosed in each other Schedule attached hereto to which such fact or item may apply so long as (i) such disclosing Schedule attached hereto is referenced by applicable cross-reference or (ii) it is reasonably apparent on its face that such disclosure is applicable to such other Schedule attached hereto. Inclusion of a matter on a Schedule attached hereto shall not be deemed an indication that such matter is, or may be, material or does, or may, have a Material Adverse Effect, is within or outside of the ordinary course of business. Schedules may include matters not required by the terms of the Agreement to be listed on the Schedule, which additional matters are disclosed for purposes of information only, and inclusion of any such matter does not mean that all such matters not required to be disclosed are included, or that any matter disclosed (including the amount or items related thereto) is required to be disclosed as material or threatened. The Schedules attached hereto shall not be deemed to expand in any way the scope or effect of any of the representations, warranties, covenants or agreements contained in this Agreement. No disclosure on a Schedule attached hereto relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Moreover, in disclosing the information in the Schedules attached hereto, Seller expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

(e) As used herein, “Material Adverse Effect” means an event, occurrence or circumstance that, individually or in the aggregate, results or would be reasonably likely to result in a material adverse effect (x) on the ownership, assets, operations or financial condition of the Company Assets or the Company Businesses, as applicable, taken as a whole or (y) upon the ability of Seller to consummate the transactions contemplated in this Agreement; provided, however, that Material Adverse Effect shall not include (i) effects resulting from changes in commodity prices; (ii) any natural decline in well performance; (iii) general changes in industry, economic or political conditions, or financial markets; (iv) changes in condition or developments generally applicable to the oil and gas industry in any area or areas where the Company Assets are located or where the Company Businesses are conducted; (v) failure to meet internal or external forecasts or estimates of revenues, earnings, expenses, asset development or other financial or economic metrics for any period (excluding the underlying cause of such failure, which otherwise constitutes a Material Adverse Effect under this Section 3.31(e)); (vi) acts of God, force majeure events and Casualty Losses; (vii) acts or failures to act by Governmental Authorities; (viii) civil unrest or similar disorder or terrorist acts; (ix) changes in Laws or interpretations thereof by any Governmental Authority, including any changes in the deductibility of drilling, completion or operating costs; (x) any reclassification or recalculation of reserves in the ordinary course of business; (xi) effects or changes that are cured or no longer exist by the earlier of Closing or the termination of this Agreement pursuant to Article 10; (xii) actions taken or omissions made after the date of this Agreement as expressly permitted or required under this Agreement, including compliance with covenants set forth herein, or as agreed in writing by the Parties; (xiii) the performance of this Agreement and the transactions contemplated thereby; (xiv) changes resulting from the announcement or pendency of this Agreement or the transactions contemplated hereby; and (xv) any increase in the cost of or limit to the availability or timely placement of, the Financing (unless in the case of subparts (iii), (iv), (vi), (vii), (viii) and/or (ix), such event(s) disproportionately affects in any material respect the Company Assets as compared to other oil and gas assets where the Company Assets are located or the Companies as compared to other Persons in the oil and gas industry where the Company Businesses are located, as applicable).

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Section 3.32 Information Supplied. The Information Statement (solely with respect to the portion thereof based on information supplied by Seller for inclusion or incorporation by reference therein, but excluding any portion thereof based on information provided by Purchaser, Purchaser Parent or any of their Affiliates for inclusion or incorporation by reference therein, with respect to which no representation is made by Seller) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.32, no representation or warranty is made by Seller with respect to information or statements made or incorporated by reference in the Information Statement that were not specifically supplied in writing by or on behalf of Seller.

Section 3.33 Specified Matters. As of the Closing, except as set forth on Schedule 3.33, there are no Damages incurred by, suffered by or owing by the Companies as of the Closing caused by, arising out of, or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets:

(a) any third party injury or death, or damage of third party properties (excluding any such property damage that is related to or caused by any Environmental Defect or properly charged or chargeable to the joint account by the operator under the applicable operating or unit agreement) occurring on or with respect to the ownership or operation of any Company Assets prior to the Closing Date;

(b) (i) those Proceedings relating to the Company Assets or any Company and for which Seller or any Company has been served prior to the Closing Date and (ii) BOEM or BSEE INCs and suspensions issued in writing prior to the Closing Date that have not been finally resolved;

(c) any civil fines or penalties or criminal sanctions imposed on a Company, to the extent resulting from any pre-Closing violation of Law (including any Environmental Law);

(d) any transportation or disposal of Hazardous Materials (other than Hydrocarbons) from any Company Asset to a site that is not a Company Asset prior to Closing that would be in violation of applicable Environmental Law or that would arise out of strict liability under applicable Environmental Law;

(e) the failure to pay or the incorrect payment by Seller or any Company to any royalty owner, overriding royalty owner or working interest owner under any Company Asset, insofar as the same are attributable to periods, and Hydrocarbons produced and marketed, prior to the Closing (excluding payment obligations relating to the Suspended Funds held by Seller, its Affiliates or any Company as of the Closing Date);

(f) any Retained Employee-Related Liabilities; and

(g) the Excluded Assets (clauses (a) through (g), collectively, the “Specified Matters”).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT

Purchaser and Purchaser Parent severally, but not jointly, represent and warrant to Seller the following as of the Execution Date and the Closing Date:

Section 4.1 Existence and Qualification. Each of Purchaser and Purchaser Parent is a corporation, validly existing and in good standing under the Laws of the State of Delaware.

Section 4.2 Power. Each of Purchaser and Purchaser Parent has the corporate power to enter into and perform its obligations under this Agreement (and all documents required to be executed and delivered

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by Purchaser or Purchaser Parent, as applicable, at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

Section 4.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) by Purchaser and Purchaser Parent, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser and Purchaser Parent. This Agreement has been duly executed and delivered by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing shall be duly executed and delivered by Purchaser or Purchaser Parent, as applicable) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser and Purchaser Parent, as applicable, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the Execution Date, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the Purchaser Parent Shares, have executed and delivered, prior to the execution of this Agreement, an irrevocable written consent to the transactions contemplated hereby, including the issuance of the Purchaser Parent Shares.

Section 4.4 No Conflicts. Except for compliance with applicable Antitrust Laws, the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing), and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provision of the Organizational Documents of Purchaser or Purchaser Parent, (b) result in a default (with due notice or lapse of time or both) or the creation of any material Lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, or other financing instrument or contract to which Purchaser or Purchaser Parent is a party or by which such Person’s assets are bound, (c) violate any judgment, order, ruling, or regulation in any material respect applicable to Purchaser or Purchaser Parent or (d) violate any Law in any material respect applicable to Purchaser or Purchaser Parent.

Section 4.5 Consents, Approvals or Waivers. Except for compliance with the Antitrust Laws and Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

Section 4.6 Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Authority or arbitrator against Purchaser or Purchaser Parent or any Affiliate thereof which are reasonably likely to impair or delay Purchaser’s or Purchaser Parent’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 4.7 Financing. At Closing, Purchaser will have sufficient cash, available lines of credit or other sources of immediately available funds (in United States Dollars) to enable it to pay the Closing Cash Payment to Seller at the Closing (“Financing”). Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the Purchaser Parent Shares to Seller.

Section 4.8 Investment Intent. Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act. Purchaser is familiar with investments of the nature of the Acquired Membership Interests, understands that this investment involves substantial risks, has adequately investigated Seller, the Companies, the Company Assets and the Acquired Membership Interests, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Acquired Membership Interests, and is able to bear the economic risks of such investment. Purchaser has had the opportunity to visit with Seller or

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its Affiliates and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Companies, has received all materials, documents and other information that Purchaser deems necessary or advisable to evaluate the Acquired Membership Interests, and has made its own independent examination, investigation, analysis and evaluation of the Acquired Membership Interests, including its own estimate of the value of the Acquired Membership Interests. Purchaser has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Companies and Seller) as Purchaser deems adequate. Purchaser is acquiring the Acquired Membership Interests for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Acquired Membership Interests in violation of federal or state securities Laws.

Section 4.9 Independent Investigation. Purchaser is (and its advisors are) experienced and knowledgeable in the oil and gas business and aware of the risks of that business. Purchaser acknowledges and affirms that (a) as of the Execution Date, it has made all such independent investigation, verification, analysis and evaluation of the Company Assets and the Companies as it deems necessary or appropriate to enter into this Agreement and (b) it has made all such reviews and inspections of the Company Assets and the business, books and records, results of operations, conditions (financial or otherwise) and prospects of the Companies as it has deemed necessary or appropriate to execute and deliver this Agreement. Except for the representations and warranties expressly made by Seller in Article 3 and Section 6.8 of this Agreement or in the certificates to be delivered to Purchaser pursuant to Section 8.2(d) of this Agreement, Purchaser acknowledges that there are no representations or warranties, express or implied, as to the financial condition, assets, Damages, equity, operations, business or prospects of the Company Assets or the Companies or any Affiliate thereof, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon the representations and warranties expressly made in Article 3 and Section 6.8 and its own independent investigation, verification, analysis and evaluation.

Section 4.10 Liability for Brokers’ Fees. Neither Seller nor its Affiliates nor, prior to Closing, the Companies shall directly or indirectly have any Damages or be burdened as a result of undertakings or agreements of Purchaser or Purchaser Parent for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the purchase and sale transactions contemplated by this Agreement.

Section 4.11 Qualification. Purchaser is and as of the Closing will be qualified under all applicable Laws to own the Companies and indirectly hold the Company Leases, Company Rights-of-Way and other Company Assets, including those issued by the United States government and by other Governmental Authorities.

Section 4.12 Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.

Section 4.13 SEC Reports. Purchaser Parent has filed and made available to Seller via EDGAR all forms, reports and other documents publicly filed by Purchaser Parent with the Securities and Exchange Commission under the Exchange Act, since January 1, 2019. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein

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(including those that Purchaser Parent may file after the date hereof and prior to the Closing Date) are referred to herein as the “Purchaser Parent SEC Reports.” The Purchaser Parent SEC Reports (a) were filed on a timely basis, (b) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder and (c) did not, at the time they were filed (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC Report), (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of Purchaser Parent SEC Reports other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the Purchaser Parent SEC Reports (x) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, (y) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the Securities and Exchange Commission), and (z) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of Purchaser Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

Section 4.14 Investment Company. Neither Purchaser nor Purchaser Parent is (a) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) subject in any respect to the provisions of that act.

Section 4.15 NYSE Listing. Purchaser Parent’s common stock is listed on the New York Stock Exchange, and Purchaser Parent has not received any notice of delisting. Subject to the receipt of the New York Stock Exchange listing approval with respect to the Purchaser Parent Shares, the issuance and sale of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.

Section 4.16 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent or any of their Affiliates.

(b) Purchaser and Purchaser Parent are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

Section 4.17 Information Supplied. The Information Statement (excluding any portion thereof based on information provided by Seller for inclusion or incorporation by reference therein, with respect to which no representation is made by Purchaser or Purchaser Parent) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 5

COVENANTS OF THE PARTIES

Section 5.1 Press Releases and Disclosures. Purchaser Parent will file with the Securities and Exchange Commission a current report on Form 8-K, as required under the Exchange Act, and may file a Form D, pursuant to the rules of Regulation D under the Securities Act, that discloses this Agreement. Neither Seller, the Companies nor Purchaser, nor an Affiliate of any of them, shall make any press release or

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other public announcement or disclosure regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall not restrict disclosures to the extent (a) necessary for a Party to perform this Agreement (including disclosure to (i) a Governmental Authority or in respect of any Proceeding or legal proceeding or subpoena, (ii) any third Persons holding preferential rights to purchase any of the Acquired Membership Interests or the Company Assets, rights of consent or other rights that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents, (iii) Ridgewood Energy Corporation or its Affiliates (collectively, “Ridgewood”) by Seller or the Companies, and (iv) any of such Person’s representatives and advisors), (b) required (upon advice of counsel) by applicable securities or other applicable Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, (c) such Party has given the other Parties a reasonable opportunity to review such disclosure prior to its release and no objection is raised, (d) following the filing of the Agreement by Purchaser Parent as contemplated by the first sentence of this Section 5.1, either Party may discuss the information contained in such filing, including the terms of the Purchase Agreement contained in such filing, without the consent of the other Parties, and (e) notwithstanding the foregoing, Riverstone and its Affiliates shall be entitled to disclose information deemed confidential under this Agreement, as well as Confidential Information (as defined in the Confidentiality Agreement) to investors and limited partners, and to prospective investors or other Persons as part of fundraising or marketing activities undertaken by Riverstone or any of its Affiliates; provided such disclosures in the case of clauses (a)(iii), (a)(iv) and (e) are made to Persons subject to an obligation of confidentiality with respect to such information which is no less stringent than the confidentiality obligation contained in this Section 5.1 and restricting further disclosure, provided, further, that such Persons in the case of clauses (a)(iii), (a)(iv) and (e) shall be entitled to also make any of the disclosures in clauses (a)(i), (a)(iv) and (b); provided, further, that, in the case of clauses (a) and (b), each Party shall use its reasonable efforts to consult with the other Parties regarding the contents of any such release or announcement prior to making such release or announcement, if it may do so without incurring liability.

Section 5.2 Operation of Business. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the documents or instruments contemplated to be entered into to consummate the transactions contemplated hereby (the “Transaction Documents”), until the Closing or the termination of this Agreement, Seller shall cause the Companies to (x) own and operate the Company Assets in the ordinary course consistent with past practices, subject to the terms and conditions of this Agreement, (y) not engage in any business other than the Company Businesses and (z) keep and maintain (in all material respects) accurate books, records and accounts in the ordinary course and consistent with past practices. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the Transaction Documents, without limiting the generality of the preceding, from the Execution Date until the Closing or the termination of this Agreement, Seller shall, and/or shall cause the Companies to:

(a) not lease, transfer, sell, hypothecate, encumber (including grant or create any preferential right) or otherwise dispose of any Company Assets, except for (i) sales and dispositions of Hydrocarbons in the ordinary course of business consistent with past practices, (ii) reductions or forfeitures of interest due to non-consent elections made in the ordinary course of business, interests earned by non-consent parties after non-consent payouts, and other interests subject to earnout, back-in interests, net profits interests or similar contingent payout or interests provisions in Material Contracts in effect on the Execution Date, or (iii) assignment of the Excluded Assets pursuant to the Excluded Assets Assignment;

(b) not prematurely terminate, materially amend (or waive any rights), execute or extend any Material Contracts;

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(c) use its commercially reasonable efforts to maintain insurance coverage on the Company Assets set forth on Schedule 3.17 in the amounts and of the types set forth on Schedule 3.17 or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

(d) use its commercially reasonable efforts to maintain all Permits which have been maintained by Seller or any Company as of the Execution Date (if any) in effect that are necessary or required for the ownership of the Company Assets;

(e) maintain all bonds, letters of credit, guarantees and other financial assurance, including those required by BSEE, in each case, to the extent maintained by Seller or any Company as of the Execution Date (if any) and required to own and/or operate the Company Assets in the ordinary course consistent with past practices;

(f) other than with respect to those matters described on Schedule 3.6, not institute, waive, compromise or settle any claim with respect to any Company or any Company Assets where the amount at issue is Five Hundred Thousand Dollars ($500,000) or greater on an eight-eighths (8/8ths) basis;

(g) except for operations undertaken to perpetuate any Company Assets, not propose any operation with respect to the Company Assets, the cost of which exceeds Five Hundred Thousand Dollars ($500,000), on an eight-eighths (8/8ths) basis, without first obtaining Purchaser’s written consent;

(h) forward any AFE or similar request from a third party with respect to the Company Assets to Purchaser as soon as is reasonably practicable, and thereafter consult with Purchaser regarding whether or not the applicable Company should elect to participate in such operation, provided that in no event shall Seller be required to elect to cause the applicable Company to participate in any operation or to unreasonably delay making an election in respect thereof;

(i) not (i) propose to abandon any Company Well, or (ii) agree to abandon any Company Well without first consulting with Purchaser;

(j) keep Purchaser reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted with respect to any Company Assets;

(k) (i) forward to Purchaser any production information and lease operating statements received by Seller or the Companies after the Execution Date from any third party that can be forwarded to the extent not requiring Seller or any Company to incur any Damages or break confidence with any applicable Person (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser to access such information, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages), and (ii) without incurring any Damages or cost, use its commercially reasonable efforts to seek all production information reasonably requested by Purchaser for Seller to seek from a third party operator that Seller has the right to obtain from such third party operator and provide such information to Purchaser upon receipt;

(l) notify Purchaser if any Company Lease terminates promptly upon learning of such termination;

(m) to the extent that the applicable Governmental Authority does not request Seller or the applicable Company to not disclose such matter, advise Purchaser of any material notices from any Governmental Authority with respect to idle iron obligations or directives or financial assurance obligations to the extent pertaining to the Company Assets;

(n) promptly notify Purchaser of any proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which Seller or any Company becomes

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aware, and Seller and such Company will not protest such proposed unitization, communitization and/or similar arrangement and/or application without Purchaser’s prior written consent;

(o) other than as provided in (i) above, not agree to participate in any operations with respect to the Company Assets for which Purchaser would be responsible after Closing, other than transactions in the normal, usual and customary manner, of a nature and in an amount not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate, consistent with past practices employed by such Person with respect to the Company Assets;

(p) not take, nor permit any of its Affiliates (or authorize any investment banker, financial advisor, attorney, accountant or other Person retained by, acting for or on behalf of Seller, any Company or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage or negotiate any offer or inquiry from any Person concerning the direct or indirect acquisition of Seller, a Company or the Company Assets by any Person other than Purchaser or its Affiliates; and

(q) not commit to do any act prohibited by the foregoing clauses of this Section 5.2.

Requests for approval or consent of any action restricted by this Section 5.2 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a) or (p) of this Section 5.2 or to the extent related to these clauses, clause (q) of this Section 5.2), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.2, in the event of an emergency, Seller or the applicable Company may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Companies own undivided interests in the respective Company Assets, and that neither the Companies nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.2, and/or with respect to clause (x), (y), (z), (c), (f), (h), (i)(i), (j), (n) or (o) (and to the extent related to these clauses, clause (q)) of this Section 5.2, certain Material Contracts, exist that may prevent Seller’s or the Companies’ performance of certain of the covenants set forth in this Section 5.2, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.2, nor shall any action required by a vote of working interest owners constitute such a violation so long as the applicable Companies have voted their respective interests in a manner consistent with this Section 5.2.

Section 5.3 Conduct of the Companies. Except as set forth in Schedule 5.3 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or the Transaction Documents, until the Closing, Seller shall not permit any Company to do any of the following without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3)):

(a) amend its Organizational Documents;

(b) (A) issue, transfer, sell, dispose of, pledge, encumber (other than any Permitted Interest Encumbrances) any equity interest in any Company, (B) make or declare any non-cash dividend or distribution with respect to any of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in any Company, or (C) redeem or otherwise

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acquire any shares of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in any Company;

(c) except for indebtedness (or guarantees of such indebtedness) to or for another Company or borrowings in the ordinary course of business under the Credit Agreement, incur or assume a Loan or incur, create or assume any Lien with respect to any of the Company Assets;

(d) make any change in any method of accounting or accounting principles other than those required by the Accounting Principles;

(e) acquire by merger, consolidation or purchase of equity interests, or by purchasing a substantial portion of the assets of, or by any other manner (other than by any third Person non-consent elections), any interests in a corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that are in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate;

(f) to the extent relating to Seller Taxes, (i) make, change or rescind any material election relating to Taxes, (ii) make any change in any material Tax reporting principles, methods or policies, (iii) file any material amended Tax Return or claim for refund, (iv) settle or compromise any material liability with respect to Taxes, (v) surrender any right to claim a refund of material Taxes, (vi) enter into any closing agreement affecting any liability with respect to material Taxes or material refund or (vii) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(g) to the extent relating to any Taxes for which Purchaser is responsible, (i) make, change or rescind any election relating to Taxes, (ii) make any change in any Tax reporting principles, methods or policies, (iii) file any amended Tax Return or claim for refund, (iv) settle or compromise any liability with respect to Taxes, (v) surrender any right to claim a refund of Taxes, (vi) enter into any closing agreement affecting any liability with respect to Taxes or refund or (vii) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment;

(h) adopt a plan of complete or partial liquidation or authorize or undertake a dissolution, consolidation, restructuring, recapitalization or other reorganization;

(i) make any Loan (excluding (i) accounts receivable in the ordinary course of business or (ii) advances or cash call payments to the operator or counterparty as required under applicable operating or service agreements);

(j) form any subsidiaries;

(k) terminate or voluntarily relinquish any material Permit necessary for the conduct of the applicable Company’s business in accordance with past practices except in the ordinary course of business;

(l) hire any employees, engage any independent contractor or establish, or become obligated to contribute to, any Benefit Plan or other employee benefit or compensation plan, program, policy, agreement or arrangement; or

(m) agree to do any of the foregoing.

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Requests for approval or consent of any action restricted by this Section 5.3 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.3, in the event of an emergency, Seller may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Companies own undivided interests in the respective Company Assets, and that neither the Companies nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.3 exist that may prevent Seller’s or the Companies’ performance of certain of the covenants set forth in this Section 5.3, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.3, nor shall any action required by a vote of working interest owners constitute such a violation so long as the applicable Companies have voted their respective interests in a manner consistent with this Section  5.3.

Section 5.4 Update of Schedules. With respect to the representations and warranties of Seller contained in this Agreement, Seller shall have the continuing right until Closing to add, amend or supplement the Schedules to its representations and warranties with respect to any matter first learned of by Seller (provided that Seller shall not have Knowledge of such matter on or prior to the Execution Date) or first arising after the Execution Date which, if existing at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules; provided that Seller shall use its commercially reasonable efforts to provide Purchaser with oral notice by telephone at least two (2) Business Days prior to any such addition, amendment, or supplement to the Schedules, and Seller shall cooperate with Purchaser as reasonably requested by Purchaser with respect to drafting any such addition, amendment, or supplement to the Schedules. Except as set forth in the last sentence of this Section 5.4, any disclosure in any such addition, amendment or supplement shall not be deemed to have subsequently cured any inaccuracy in or breach of any representation or warranty as of the date made in this Agreement, including for the purposes of indemnification and termination rights contained in this Agreement or determining whether the conditions set forth in Section 7.2(a) have been fulfilled. Notwithstanding the foregoing, in the event that (a) the conditions set forth in Section 7.2(a) are not fulfilled as a result of, in whole or in part, all or any matters that Seller has included in any addition, amendment or supplement to any Schedules pursuant to this Section 5.4 and (b) Purchaser elects to proceed with Closing notwithstanding the conditions set forth in Section 7.2(a) not being fulfilled, then in such event all disclosures in any such addition, amendment or supplement shall be deemed to have cured any applicable inaccuracy or breach of any representation or warranty contained in this Agreement for the purposes of determining Seller’s indemnity obligations under Article 11, and Seller shall be deemed to have waived any remedy with respect to such disclosures.

Section 5.5 Commercially Reasonable Efforts; Further Action. If applicable, Seller and Purchaser shall (x) make or cause to be made any filings that may be required under the HSR Act and any other applicable Antitrust Law, with respect to the transactions contemplated hereby as promptly as practicable, but with respect to the HSR Act, in no event later than ten (10) Business Days, after the Execution Date, (y) bear their own costs and expenses incurred in connection with such filings and shall each pay fifty percent (50%) of any filing fees in connection therewith, and (z) use their commercially reasonable efforts to respond at the earliest practicable date to any requests for additional information made by the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the

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“FTC”) or any other applicable Governmental Authority. In connection with this Section 5.5, the Parties shall, to the extent permitted by Laws, (i) cooperate in all material respects with each other in connection with any filing, submission, investigation or inquiry, (ii) absent an objection from a Governmental Authority, provide advance notice and allow the other Party or Parties to participate in every communication with a Governmental Authority, provided that this clause shall not apply to a communication initiated by the Governmental Authority without advance notice to a Party, in which case the next clause shall apply, (iii) promptly inform the other Party or Parties of any communication received by such Party from, or given by such Party to, the DOJ or the FTC or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding the transactions contemplated hereby, (iv) have the right to review in advance, and to the extent practicable, each shall consult any other on, any filing made with, or written materials to be submitted to, the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, any other Person, in connection with the transactions contemplated hereby, and (v) consult with each other in advance of any meeting, discussion, telephone call or conference with the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person. Each of Seller and Purchaser shall provide the other Party or Parties with information that is reasonably requested and that is reasonably necessary to obtain the expiration of the waiting period under the HSR Act; provided, however, that no Party would be required to share information that (A) is subject to the attorney-client or work product privilege, absent entry of a mutually acceptable joint defense agreement or (B) reflects the value of the transaction. Notwithstanding the foregoing or anything else to the contrary herein, in no event will either of the Parties or any of their Affiliates be required to agree in connection with such filings contemplated by this Section 5.5 to any divestiture, transfer or licensing of its properties, assets or businesses, or to the imposition of any limitation on the ability of any of the foregoing to conduct its businesses or to own or exercise control of its assets and properties.

Section 5.6 Intercompany Indebtedness. Subject to Section 5.10 and Section 5.17, and without limiting the Parties’ rights or obligations set forth in Section 1.4, Seller shall, and shall cause its Affiliates (other than the Companies) to, release from Damages and to cancel any indebtedness or payables from each Company to Seller or its Affiliates (other than the Companies), and shall cause each Company to release from Damages and to cancel all receivables from Seller or its Affiliates (other than the Companies).

Section 5.7 Hedges. After the Execution Date, Seller shall cause the Companies not to enter into any futures, options, swaps or other derivatives with respect to the sale of production from the Company Assets (the “Derivatives”).

Section 5.8 Further Assurances. After Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 5.9 Replacement of Bonds, Letters of Credit and Guarantees. The Parties understand that none of the Sinking Funds set forth on Schedule A and maintained by Seller, Ridgewood or any of their Affiliates on behalf of the Companies and none of the bonds, letters of credit, cash collateral and guarantees, if any, posted by Seller, the Companies or any of their Affiliates with any Governmental Authority or third Person are to be transferred to Purchaser, and none of the Sinking Funds (including those not set forth on Schedule A, if any) are intended to be for the economic benefit of Purchaser, or, following the Closing, the Companies. On or before the Closing, Purchaser shall obtain, or cause to be obtained in the name of Purchaser, replacements for the bonds, letters of credit, cash collateral and guarantees necessary for the ownership and operation of the Companies and the Company Assets and identified in Schedule 3.30. Purchaser shall use commercially reasonable efforts to assist Seller in its efforts to cause, effective as of the Closing or after Closing if applicable, the cancellation or return to Seller of such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Companies or any of their Affiliates, and shall promptly remit the proceeds or credits associated with the release of any of the foregoing to Seller or its designee; provided that, notwithstanding the foregoing, (a) Seller acknowledges and agrees that Purchaser does not warrant that such bonds, letters of credit, cash collateral and guarantees posted (or

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supported) by Seller, any Company or any of their Affiliates will be cancelled or returned to Seller by the applicable third party, which cancellation or return shall be the sole responsibility of Seller or its Affiliates, and (b) subject to Purchaser’s use of commercially reasonable efforts as required by this sentence, Purchaser shall not (except as set forth in the immediately succeeding sentence and associated indemnification set forth in Section 11.2(a)(i)) be liable to any Seller Indemnified Party if any such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller or such Affiliates are not cancelled or returned to Seller by the applicable third party. For the avoidance of doubt, if the applicable third party calls upon or draws down any such non-cancelled or unreturned bonds, letters of credit, cash collateral or guarantees posted (or supported) by Seller, the Companies or any of their Affiliates, any Damages with respect to the drawing or calling upon of such credit support shall be covered by the indemnification set forth in Section 11.2(a)(i). Purchaser may also provide evidence that such replacements are not necessary as a result of existing bonds, letters of credit, cash collateral or guarantees that Purchaser has previously posted as long as such existing bonds, letters of credit, cash collateral or guarantees are adequate to secure the release of those posted (or supported) by Seller, the Companies or any of their Affiliates.

Section 5.10 Certain Affiliate Transactions. At or prior to the Closing, Seller shall, and shall cause the Companies to, terminate all intercompany agreements, contracts, loans, payables, receivables, arrangements and any other transactions between any Company, on the one hand, and Seller or any of its Affiliates (other than the Companies), on the other hand (the “Affiliate Transactions”), including all Affiliate Contracts and the intercompany arrangements in Schedule 5.10, in each case, for the avoidance of doubt, other than the Ridgewood MSA. Additionally, at or prior to the Closing, Seller shall cause the applicable Companies to execute and deliver an Excluded Assets Assignment as contemplated in Section 1.3.

Section 5.11 Preferential Purchase Rights; Consents.

(a) With respect to each Preferential Purchase Right set forth in Schedule 3.11(a), if any, within ten (10) Business Days of the Execution Date, Seller shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. If Purchaser or Seller discovers any Preferential Purchase Right following the Execution Date that is not set forth in Schedule 3.11(a), Seller, within five (5) Business Days of the date Seller becomes aware of such Preferential Purchase Right, shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. Seller shall provide Purchaser with (x) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(a) promptly after sending the same to such holder and (y) copies of any written responses received from any such holder promptly after receiving the same.

(i) If, prior to Closing, any holder of a Preferential Purchase Right notifies Seller that it intends to consummate the purchase of the Company Asset to which its Preferential Purchase Right applies, then the Company holding the Company Asset subject to such Preferential Purchase Right shall not be assigned to Purchaser at Closing and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company being so excluded. Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Purchase Right prior to Closing. If such holder of such Preferential Purchase Right thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale but not later than sixty (60) days following the Closing Date, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the Company that was so excluded prior to Closing, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Assets, and (C) Seller shall assign to Purchaser the affected Company so

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excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(ii) If, as of Closing, the time for exercising a Preferential Purchase Right has not expired and such Preferential Purchase Right has not been exercised or waived, then the Company holding the Company Asset subject to such Preferential Purchase Right shall not be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company being so excluded. In the event that such holder exercises its Preferential Purchase Right following the Closing and consummates the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right in accordance therewith, if the exercise of such Preferential Purchase Right was with respect to substantially all of the Company Assets held by the affected Company, then Seller shall have no further obligation to sell or convey the affected Company and Purchaser shall have no further obligation to purchase, accept or pay for such affected Company, and the affected Company shall not be assigned to Purchaser at Closing. If, within sixty (60) days following the Closing Date, (x) the applicable Preferential Purchase Right is waived or expires without exercise by the holder thereof, (y) the holder that has exercised the applicable Preferential Purchase Right after Closing thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale, or (z) the applicable Preferential Purchase Right was exercised (and the purchase by the holder thereof of the Company Assets (or portion thereof) covered by such Preferential Purchase Right was consummated), but only with respect to less than substantially all of the Company Assets held by the affected Company, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the affected Company that was so excluded, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (provided that, with respect to clause (z), the price paid to Seller shall be less the Allocated Value of the Company Assets subject to the exercised Preferential Purchase Right and sold to the holder thereof) and (C) Seller shall assign to Purchaser the affected Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(iii) If all of the Preferential Purchase Rights applicable to any of the Company Assets held by a single Company have been waived, or the period to exercise the applicable Preferential Purchase Rights has expired without exercise by the holder thereof, in each case, prior to Closing, then such Company shall be sold to Purchaser at Closing pursuant to the provisions of this Agreement.

(b) With respect to each Consent set forth in Schedule 3.11(b), within ten (10) Business Days of the date hereof, Seller shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent seeking such holder’s consent to the transactions contemplated hereby. If Purchaser or Seller discovers any Consent following the Execution Date that is not set forth in Schedule 3.11(b), Seller, within five (5) Business Days of the date Seller becomes aware of such Consent, shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent. Seller shall provide Purchaser with (i) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(b) promptly after sending the same to such holder and (ii) copies of any written responses received from any such holder promptly after receiving the same.

(i) If (A) Seller fails to obtain a Consent prior to Closing and the failure to obtain such Consent would cause (1) the change of control of the Company Asset affected thereby to Purchaser to be void or voidable or (2) the termination of a Company Lease, Company Right-of-Way or Company Contract under the express terms thereof (or give the holder of

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such Company Lease, Company Right-of-Way or Company Contract the express right to terminate the same) or (B) a Consent requested by Seller is denied in writing (each, a “Hard Consent”), then, in each case, the Company affected by such un-obtained Consent shall not be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company so excluded. In the event that a Consent (with respect to a Company Asset excluded pursuant to this Section 5.11(b)) that was not obtained prior to Closing is obtained within sixty (60) days following Closing, then, within ten (10) days after such Consent is obtained, (x) Purchaser shall purchase the affected Company that was so excluded as a result of such previously un-obtained Consent and pay to Seller the amount by which the Cash Purchase Price was reduced at Closing with respect to the Company Assets so excluded and (y) Seller shall assign to Purchaser the Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(ii) If Seller fails to obtain a Consent prior to Closing and such Consent is not a Hard Consent, then the Company holding the Company Asset subject to such un-obtained Consent shall nevertheless be assigned to Purchaser at Closing, without adjustment to the Cash Purchase Price.

(iii) Prior to Closing, Seller and Purchaser shall use their commercially reasonable efforts to, and Seller shall cause the Companies to use their commercially reasonable efforts to, obtain all Consents; provided, however, that no Party shall be required to incur any Damages to the holder of such Consent or pay any money in order to obtain any such Consent.

Section 5.12 Release. Effective as of the Closing, Seller, on behalf of itself and its Affiliates (other than the Companies), hereby releases, acquits and forever discharges the Companies, and Purchaser, on behalf of each Company, hereby releases, acquits and forever discharges Seller and its Affiliates (Seller and its Affiliates (other than the Companies), and Purchaser on behalf of the Companies, in each case, in such Person’s capacity as a releasing party pursuant to the foregoing, the “Releasing Parties”, and the Companies, and Seller and its Affiliates, in each case, in such Person’s capacity as a released party pursuant to the foregoing, the “Released Parties”), from and against any and all Damages, whether known or unknown, which the Releasing Parties have or may come to have against the Released Parties, whether directly, indirectly or derivatively, in each case arising prior to the Closing Date and relating to the Affiliate Transactions, the Acquired Membership Interests, the Company Assets or the Company Businesses, or to Seller and its Affiliates to the extent relating to the Companies, in each case, WHETHER OR NOT THE LIABILITIES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY RELEASED PARTY; PROVIDED THAT THE FOREGOING RELEASE SHALL NOT COVER ANY DAMAGES FOR WHICH THE RELEASING PARTY IS ENTITLED TO AN INDEMNITY PURSUANT TO ARTICLE 11.

Section 5.13 Casualty and Condemnation. If, after the Execution Date but prior to the Closing Date, any portion of the Company Assets is damaged or destroyed by fire, hurricanes and storms, wind damage, other severe weather events or other casualty or is taken in condemnation or under right of eminent domain (excluding normal wear and tear, mechanical failure or gradual structural deterioration of materials, equipment and infrastructure, or reservoir changes or depletion due to normal production, each, a “Casualty Loss”), the Parties shall notwithstanding the Casualty Loss proceed to Closing (unless otherwise provided in Section 7.1 or Section 7.2), and, at Seller’s election, one of the following remedies shall be implemented with respect to any Casualty Loss in excess of Seven Hundred Fifty Thousand Dollars ($750,000) net to the interest of the applicable Company(ies): (a) Seller shall cause the Company Assets affected by such Casualty Loss to be repaired or replaced prior to the Closing to the condition of such assets prior to the occurrence of such Casualty Loss, at Seller’s sole cost and expense; or (b) reduce the Cash Purchase Price by the amount (net to the applicable Company’s Working Interest in the affected assets) that the Parties

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agree would be reasonably required to repair or replace the affected assets to the condition of such assets prior to the occurrence of such Casualty Loss. In each case, Seller shall retain all rights to insurance, condemnation awards and other claims against third parties with respect to the Casualty Loss.

Section 5.14 Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.

Section 5.15 Cooperation with Purchaser Parent Securities Filings. From and after the Execution Date and at any applicable time within 36 months after the Closing:

(a) Seller shall, and shall cause its Affiliates to, furnish all information about Seller, the Acquired Membership Interests or the Company Assets, and all financial information related thereto to Purchaser Parent as Purchaser Parent may reasonably request in connection with the preparation and filing of any filings that Purchaser Parent or any of its Affiliates may be required to make with the Securities and Exchange Commission under applicable Law in connection with the transactions contemplated hereby, the financing thereof or any other matters, that includes information regarding Seller, the Acquired Membership Interests or the Company Assets (the “Required Purchaser Filings”). Purchaser Parent or any applicable Affiliate shall indemnify and hold harmless Seller and its Affiliates from and against any and all losses or damages actually suffered or incurred by them directly in connection with any Required Purchaser Filing (other than to the extent related to information provided by Seller regarding Seller, the Acquired Membership Interests or the Company Assets). Furthermore, any reasonable documented out-of-pocket expenses incurred by Seller or its Affiliates in the performance of this Section 5.15, including any expenses associated with obtaining audited financials, and any legal fees, shall be reimbursed to Seller by Purchaser promptly upon receipt of an invoice therefor.

(b) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to obtain the consents of Deloitte & Touche LLP to include the reports of Deloitte & Touche LLP with respect to any financial statements related to Seller, the Acquired Membership Interests or the Company Assets in the Required Purchaser Filings, each dated as of the filing date of the applicable Required Purchaser Filing or such other date as reasonably requested by Purchaser Parent. In addition, Seller will not object to the use of any such financial statements in connection therewith.

(c) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to cause to be delivered to Purchaser Parent, at Purchaser Parent’s expense, “comfort” letters of Deloitte & Touche LLP, each dated as of a date as reasonably requested by Purchaser Parent, and addressed to Purchaser Parent or its specified Affiliate or Affiliates with regard to financial statements and financial information related to Seller, the Acquired Membership Interests or the Company Assets included in, or incorporated by reference into, any such Required Purchaser Filing, in form and substance customary in scope and substance for “comfort” letters delivered by independent public accountants in connection with underwritten public debt or equity offerings.

Section 5.16 Preparation of Information Statement. As promptly as reasonably practicable after the Execution Date, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and

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Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party.

Section 5.17 Distributions. On or prior to the Closing, Seller shall be entitled to cause the Companies to make a distribution to Seller of all cash held in any bank accounts held by Seller and its Affiliates (other than the Companies), or Ridgewood, on behalf of the Companies, other than the Suspended Funds, if any (which shall remain held by each Company as of the Closing), and, in each case, there shall be no adjustment to the Purchase Price therefor.

Section 5.18 R&W Policy.

(a) Purchaser has conditionally bound a representations and warranties insurance policy (the “R&W Policy”) pursuant to the binder agreement which was provided to Seller for review in advance of the Execution Date and which is attached hereto as Exhibit H (the “R&W Conditional Binder”). From and after the Execution Date, each Party shall use its commercially reasonable efforts to satisfy the conditions set forth in the R&W Conditional Binder as of the Closing Date. The R&W Policy shall contain: (i) a waiver of subrogation, contribution, or otherwise by the insurer in favor of the Seller Indemnified Parties, except against Seller or any “Seller” under the Other PSAs or with respect to such Seller’s or “Seller’s” (as applicable) actual and intentional fraud in the making of the representations and warranties set forth in Article 3 of this Agreement (or the corresponding article setting forth any “Seller’s” representations and warranties in any Other PSA, as applicable), it being understood that the fraud of one Seller or “Seller” (as applicable) shall not be imputed to any other Seller or “Seller” (as applicable); and (ii) a statement that each Seller Indemnified Party is an intended third party beneficiary of the foregoing subrogation limitation.

(b) Seller and Purchaser shall each pay fifty percent (50%) of all costs of obtaining the R&W Policy, specifically the premium, surplus lines Taxes and fees, and any related broker compensation and underwriting fees; provided that Seller’s share of such costs shall be paid by Seller via the adjustment of the Cash Purchase Price pursuant to Section 2.3(n).

(c) Purchaser agrees that after the Closing it will not agree to any amendment of the R&W Policy that would be expected to cause actual and material prejudice to Seller without Seller’s prior written consent.

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(d) Notwithstanding anything to the contrary in this Agreement, none of the Seller Indemnified Parties shall be entitled to any proceeds from the R&W Policy.

Notwithstanding anything in this Section 5.18 or otherwise to the contrary, nothing herein shall be interpreted to limit Purchaser’s rights to make or pursue claims, or secure recovery under the R&W Policy, as Purchaser believes, in its sole discretion, to be in Purchaser’s interests.

ARTICLE 6

EXAMINATION OF TITLE AND PROPERTIES

Section 6.1 Access.

(a) From and after the Execution Date until Closing or termination of this Agreement, Seller shall, or shall cause the Companies to afford to Purchaser (and any of its officers, employees, agents, accountants, attorneys, investment bankers, landmen, consultants or other designated representatives (collectively, “Purchaser’s Representatives”)), reasonable access to the Companies’ and, to the extent related to the Companies or the Company Assets, Seller’s, books and records (including the Company Records), in each case, in the possession or control of the Companies or their Affiliates, and, solely for the purpose of Purchaser’s due diligence investigation of the Company Assets, but only to the extent that Seller or the Companies, as applicable, may do so without violating any confidentiality or other obligations to any third Person or waiving any right to any legal privilege (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser and Purchaser’s Representatives to gain such access, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages). Seller shall use its commercially reasonable efforts to provide Purchaser and/or Purchaser’s Representatives with reasonable access to the representatives of Ridgewood for the purposes of Purchaser’s due diligence investigation of the Company Assets. All access by Purchaser shall be limited to Seller’s or the Companies’ or Ridgewood’s normal business hours, and Purchaser’s review shall be conducted in a manner that minimizes interference with Seller’s or its Affiliates’ or Ridgewood’s businesses.

(b) Purchaser acknowledges that (i) neither Seller nor the Companies are able to provide physical access to the Company Assets and (ii) Seller and its Affiliates cannot cause Ridgewood to have discussions with Purchaser or Purchaser’s Representatives. Notwithstanding the foregoing, Seller shall use commercially reasonable efforts to provide Purchaser access to the Company Assets, and Purchaser acknowledges that it may be required to enter into indemnity, bonding or other similar agreements with the applicable operator of any Company Assets. All inspections pursuant to this Section 6.1 shall (subject to Section 6.2(b)) be conducted at Purchaser’s sole cost, risk and expense, and any conclusions made from any such investigation done by Purchaser or any of Purchaser’s Representatives shall result from Purchaser’s own independent review and judgment. Purchaser agrees to comply with (and to cause Purchaser’s Representatives to comply with) the rules, regulations and instructions issued by Seller and its Affiliates, the Companies or Ridgewood, as applicable, regarding the actions of Purchaser (and Purchaser’s Representatives) in conducting any inspection pursuant to this Section 6.1.

Section 6.2 Environmental Inspection.

(a) Purchaser acknowledges that neither Seller nor the Companies are able to provide physical access to the Company Assets. Nonetheless, if reasonably requested by Purchaser, Seller shall request the permission of the applicable third party operator to allow Purchaser and Purchaser’s Representatives, subject to Section 6.2(b), at Purchaser’s sole cost, risk and expense, reasonable access to the Company Assets to conduct Phase I Activities, field inspections and compliance reviews for purposes of Purchaser’s due diligence investigation of environmental matters relating to the Company Assets (“Purchaser’s Phase I Environmental Review”) but only to the extent that Seller or the

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Companies, as applicable, may do so without violating any confidentiality or other obligations to any third Person. Purchaser shall, and shall cause Purchaser’s Representatives to, abide by the applicable operators’ implemented safety rules, regulations and operating policies of which they are informed in conducting Purchaser’s Phase I Environmental Review. The scope of work comprising Purchaser’s Phase I Environmental Review shall be limited to those activities permitted by the applicable operator and any contractual obligations burdening Seller or the Companies, and shall not include any sampling, testing or other invasive activities. Purchaser shall (i) consult with Seller before conducting any work comprising Purchaser’s Phase I Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s or the Companies’ (or any of their Affiliates’) normal operations, (iii) comply with all Environmental Laws applicable to Purchaser’s Phase I Environmental Review and customary industry practices and all rules of the applicable operator and any contractual obligations burdening Seller or the Companies, and (iv) promptly restore the Company Assets and repair to the approximate same condition any damage thereto resulting from Purchaser’s Phase I Environmental Review. Seller shall have the right to have one or more representatives accompany Purchaser at all times during Purchaser’s Phase I Environmental Review, and Purchaser shall give Seller or the Companies at least forty-eight (48) hours’ notice prior to any visits by it (or any Purchaser’s Representatives) to the applicable Company Assets. The Parties agree that all information discovered during Purchaser’s Phase I Environmental Review shall be governed by the terms of the Confidentiality Agreement.

(b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND WITHOUT LIMITING PURCHASER’S RIGHTS TO INDEMNIFICATION UNDER ARTICLE 11, PURCHASER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER INDEMNIFIED PARTIES, FROM AND AGAINST ANY AND ALL DAMAGES ARISING OUT OF, RESULTING FROM, BASED ON, ASSOCIATED WITH, OR RELATING TO, IN ANY WAY, PURCHASER’S DUE DILIGENCE ACTIVITIES OR THE ACCESS AFFORDED TO PURCHASER OR PURCHASER’S REPRESENTATIVES PURSUANT TO THIS ARTICLE 6, REGARDLESS OF WHETHER SUCH DAMAGES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY SELLER INDEMNIFIED PARTY, EXCEPTING ONLY DAMAGES (A) TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER INDEMNIFIED PARTY OR (B) RELATED TO ANY ENVIRONMENTAL CONDITION UNCOVERED OR DISCOVERED BY PURCHASER OR PURCHASER’S REPRESENTATIVES DURING THE COURSE OF PURCHASER’S DUE DILIGENCE REVIEW TO THE EXTENT THE SAME WERE NOT CAUSED OR EXACERBATED BY PURCHASER’S OR PURCHASER’S REPRESENTATIVES’ DUE DILIGENCE ACTIVITIES. THE FOREGOING INDEMNITY SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY TERMINATION OF THIS AGREEMENT.

(c) All information obtained by Purchaser and its representatives under this Section 6.2 shall be subject to Section 5.1 and the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information. In the event that Purchaser receives any reports generated by third parties in connection with any inspections, examinations, investigations, studies or assessments conducted by or on behalf of Purchaser in connection with the transactions contemplated by this Agreement, Purchaser shall make such reports available to Seller at Seller’s request and (i) prior to the Closing, Purchaser shall not disclose any such reports without the prior written consent of Seller and (ii) from and after the Closing, Seller shall not disclose any such reports without the prior written consent of Purchaser.

Section 6.3 Exclusive Remedy.

(a) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any defect of title (including any Title Defect) with

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respect to the Companies or the Company Assets, and the provisions of Article 11 shall not apply with respect to any defect in title (including any Title Defect), except with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8. Notwithstanding anything contained in this Agreement to the contrary, a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24 or Section 3.33(e) shall not constitute a Title Defect under this Article 6.

(b) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any Environmental Defect and any Environmental Liability with respect to the Companies or the Company Assets, and the provisions of Article 11 shall not apply with respect to any Environmental Defect or any Environmental Liability, except with respect to a breach of the representations and warranties set forth in Section 3.8, Section 3.33(c) or Section 3.33(d).

Section 6.4 Notice of Title Defects and Title Benefits; Remedies.

(a) If either Party discovers any Title Benefit, or if Purchaser discovers any Title Defect, then such Party shall be obligated to deliver to the other Party, in each case, on or prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Title Defect Deadline”), a Title Notice with respect to such Title Benefit or Title Defect, as applicable. To assert a claim with respect to a Title Defect, or a Title Benefit, as applicable, and for such claim to be effective, Seller or Purchaser must deliver a Title Notice which substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline. Except for claims with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8, from and after Closing, Seller and Purchaser shall be deemed to have waived, and neither Purchaser nor Seller, respectively, shall have any Damages for, any Title Benefit or Title Defect for which Purchaser or Seller, respectively, has not received a Title Notice that substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline; provided, however, that the foregoing shall not release Purchaser from any breach of its obligation to deliver a Title Notice in connection with its discovery of a Title Defect or Title Benefit prior to the Title Defect Deadline.

(b) With respect to each Company Lease, Company Unit or Company Well for which Purchaser has asserted a Title Defect pursuant to a timely delivered Title Notice in substantial compliance with the definition of Title Notice (each such Company Lease, Company Unit or Company Well, a “Title Defect Property”), Seller shall have the right until the Closing Date to cure any asserted Title Defect and/or to notify Purchaser of those asserted Title Defects that Seller disputes (each, a “Title Dispute Election”). Subject to Seller’s continuing right to dispute the existence of a Title Defect or the Title Defect Amount with respect thereto, with respect to each uncured Title Defect Property timely reported under Section 6.4(a), Seller shall have the right to elect any of the following:

(i) if Purchaser and Seller mutually agree, Seller shall retain at Closing the Company holding the affected Title Defect Property or cause to be conveyed by the applicable Company to Seller or its designee immediately prior to the Closing, as applicable, such Title Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Company or Title Defect Property (and related or associated Company Assets), as applicable, shall be excluded from the Closing, (B) if excluded, such Title Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Title Defect Property or by the aggregate Allocated Values of all Company Assets held by such excluded Company, as applicable; or

(ii) such applicable Company and such Title Defect Property (and all related or associated Company Assets) (any such Title Defect Property, together with all other such

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Title Defect Properties, the “Included Title Defect Properties”) shall be included at Closing with the Company Assets, subject to all such uncured Title Defects, in which case, subject to Section 6.4(c), the Cash Purchase Price shall be reduced at Closing by the Title Defect Amount.

(c) With respect to any Included Title Defect Property for which there is a timely delivered Title Dispute Election, the Closing Cash Payment shall be reduced by the Disputed Amount, which shall be paid into the Defect Escrow Account at Closing, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7.

Section 6.5 Title Defect Amount; Title Benefit Amount; Adjustments.

(a) The amount by which the Allocated Value of any Company Lease, Company Unit or Company Well (or Company Leases, Company Units or Company Wells if multiple Company Leases, Company Units or Company Wells are affected) is reduced as a result of the existence of a Title Defect with respect thereto is the “Title Defect Amount”, which shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Defect Amount, then such amount shall be the Title Defect Amount;

(ii) if the Title Defect represents a decrease in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well below (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate decrease in the Working Interest for such Company Lease, Company Unit or Company Well below the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Defect Amount shall be the product of (y) the Allocated Value for such Company Lease, Company Unit or Company Well multiplied by (z) one (1), minus a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well as stated on the Well Annex;

(iii) if the Title Defect is based on a Lien upon a Company Lease, Company Unit or Company Well that is undisputed and liquidated in amount, then the amount of such Title Defect shall be lesser of the amount necessary to remove such Lien from the affected Company Lease, Company Unit or Company Well and the Allocated Value of the affected Company Lease, Company Unit or Company Well;

(iv) if the Title Defect is based on an obligation, encumbrance, Burden or charge upon or other defect in title to the affected Company Lease, Company Unit or Company Well of a type not described in Sections 6.5(a)(i), (ii) or (iii), then, subject to the other provisions hereof, the Title Defect Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of that Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Defect; (C) the legal effect of the Title Defect; (D) the potential economic effect of the Title Defect over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Defect by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation;

(v) the Title Defect Amount with respect to any Company Lease, Company Unit or Company Well shall be determined without duplication of any costs or losses (A) included in another Title Defect Amount hereunder, (B) included in any remedy for a Casualty Loss

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under Section 5.13, or (C) for which Purchaser otherwise receives credit in the calculation of the adjustments to the Cash Purchase Price; and

(vi) notwithstanding anything to the contrary set forth herein, except for the Title Defect Amounts described in clause (iv) of this Section 6.5(a), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Company Lease, Company Unit or Company Well shall not exceed the Allocated Value of such Company Lease, Company Unit or Company Well.

(b) The only remedy for Title Benefits is the netting against Title Defect Amounts which is only available for Title Benefit Amounts exceeding the Title Threshold. Each “Title Benefit Amount” shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Benefit Amount, then such amount shall be the Title Benefit Amount;

(ii) if the Title Benefit represents an increase in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well over (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate increase in the Working Interest for such Company Lease, Company Unit or Company Well above the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Benefit Amount shall be the product of (y) the Allocated Value of such Company Lease, Company Unit or Company Well, multiplied by (z) the result obtained by subtracting one (1) from a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well stated on the Well Annex;

(iii) if the Title Benefit is not of a type described in Sections 6.5(b)(i) and (ii), then, subject to the other provisions hereof, the Title Benefit Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of the affected Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Benefit; (C) the legal effect of the Title Benefit; (D) the potential economic effect of the Title Benefit over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Benefit by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation.

(c) Notwithstanding anything herein to the contrary, in no event shall there be any remedies provided by Seller or any adjustments to the Purchase Price for (i) any individual Title Defect for which the Title Defect Amount does not exceed Seventy-Five Thousand Dollars ($75,000) (the “Title Threshold”) or (ii) any individual Environmental Defect for which the Environmental Defect Amount does not exceed Seventy-Five Thousand Dollars ($75,000) (the “Environmental Threshold”). Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until (A) the aggregate amount of all Title Defect Amounts of all Title Defects that exceed the Title Threshold and which remain uncured by the Closing Date, less (B) the aggregate amount of all Title Benefit Amounts that exceed the Title Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Title Deductible”), and then, such remedies and/or adjustment shall apply only to the extent that the aggregate of such Title Defect Amounts (less such Title Benefit Amounts) exceeds the Title Deductible.

Section 6.6 Notice of Environmental Defects; Remedies.

(a) If Purchaser discovers any Environmental Defect, then Purchaser may (but shall have no obligation to) deliver to Seller prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the

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Execution Date (the “Environmental Defect Deadline”), an Environmental Notice with respect to such Environmental Defect. To assert a claim with respect to an Environmental Defect, and for such claim to be effective, Purchaser must deliver an Environmental Notice which substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline. Notwithstanding any other provision in this Agreement, Purchaser shall be deemed to have waived, and Seller shall have no Damages for, any Environmental Defect for which Seller has not received an Environmental Notice that substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline.

(b) With respect to each Company Asset for which Purchaser has asserted an Environmental Defect pursuant to a timely delivered Environmental Notice in substantial compliance with the definition of Environmental Notice (each such Company Asset, an “Environmental Defect Property”), Seller may elect (in its sole and absolute discretion, and in addition to Seller’s rights under Section 6.6(c)) to complete the cure of such Environmental Defect Property prior to Closing in accordance with Section 6.6(c), in which event any adjustment to the Cash Purchase Price with respect to such Environmental Defect Property shall be made, if applicable, at the time of Closing in accordance with Section 6.6(c).

(c) With respect to any Environmental Defect Property, until the time of Closing, Seller may, but shall have no obligation to, (i) dispute the existence of the Environmental Defect and/or the Environmental Defect Amount asserted with respect to such Environmental Defect Property pursuant to the provisions of Section 6.7 (each, an “Environmental Dispute Election”) or (ii) cure any Environmental Defect asserted with respect to such Environmental Defect Property prior to Closing. With respect to any Environmental Defect Property for which there is a timely delivered Environmental Dispute Election, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Environmental Defect Amount with respect thereto, with respect to each Environmental Defect Property timely reported under Section 6.6(a), if, at the time of Closing, Seller has cured (or partially cured) any Environmental Defect affecting any Environmental Defect Property, then the Cash Purchase Price shall not be adjusted (and if such Environmental Defect was only partially cured, the Cash Purchase Price shall be decreased by an amount equal to the portion of such Environmental Defect Amount that relates to the uncured portion of such Environmental Defect), or, if such Environmental Defect was not cured, the Cash Purchase Price shall be decreased by an amount equal to such Environmental Defect Amount that relates to such Environmental Defect. Notwithstanding anything set forth in this Section 6.6(c), if at the time of Closing, any Environmental Defect Property has an Environmental Defect, the Environmental Defect Amount of which is sixty percent (60%) or more of the Allocated Value of such Environmental Defect Property, then, at Purchaser’s election and upon written notice given to Seller prior to the Closing, Seller may retain at Closing the applicable Company holding the affected Environmental Defect Property or cause to be conveyed by the applicable Company to Seller or its designee immediately prior to the Closing, as applicable, such Environmental Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Company or Environmental Defect Property (and related or associated Company Assets), as applicable shall be excluded from the Closing, (B) if excluded, such Environmental Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Environmental Defect Property or by the aggregate Allocated Values of all Company Assets held by such excluded Company, as applicable.

(d) Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until the aggregate of all Environmental Defect Amounts for Environmental Defects that remain uncured by Closing and that exceed the Environmental Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted

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Purchase Price (the “Environmental Deductible”), and then only to the extent that the aggregate of such Environmental Defect Amounts exceeds the Environmental Deductible.

Section 6.7 Title and Environmental Dispute Resolution. Seller and Purchaser shall attempt to agree on the existence of any Title Defects, Title Benefits and Environmental Defects, any Title Defect curative or Environmental Defect Remediation matters, and all Title Defect Amounts, Title Benefit Amounts and Environmental Defect Amounts by three (3) Business Days prior to the Closing Date. If, as of the Closing, the Parties cannot agree upon (a) the existence of a Title Defect or Title Benefit, the adequacy of any Title Defect curative materials submitted to Purchaser, the Title Defect Amount with respect to any Title Defect or the Title Benefit Amount with respect to any Title Benefit (each, a “Disputed Title Matter”) or (b) the existence of an Environmental Defect, the adequacy of any Environmental Defect Remediation performed by Seller, or the Environmental Defect Amount with respect to any Environmental Defect (each, a “Disputed Environmental Matter” and, together with any Disputed Title Matter, each a “Disputed Matter”), then, in each case, the Disputed Matter shall be submitted to arbitration in accordance with the provisions of Exhibit D attached hereto. At Closing, the Title Defect Amount, the Title Benefit Amount or the Environmental Defect Amount that is subject to the Disputed Matter (each a “Disputed Amount”) shall be paid by Purchaser into the Defect Escrow Account at Closing pending resolution of the Disputed Matter and the Closing Cash Payment shall be reduced by such Disputed Amount, and such Disputed Amount shall be released to Seller or Purchaser, as applicable, upon resolution of such Disputed Matter. Upon resolution of a Disputed Matter, the Parties shall instruct the Escrow Agent to release the applicable Disputed Amount to Seller or Purchaser, as applicable, within five (5) days after the resolution of such Disputed Matter.

Section 6.8 Special Warranty of Defensible Title. Notwithstanding anything herein to the contrary, if Closing occurs, then, Seller hereby warrants unto Purchaser Defensible Title as to each Company Lease, Company Unit and Company Well contained in the Company Assets against any Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the applicable Company or any of its respective Affiliates, but not otherwise, subject, however, to the Permitted Encumbrances. For purposes of Seller’s foregoing special warranty of Defensible Title, the value of the Company Leases and Company Units set forth in the Lease Annex and of the Company Wells set forth in the Well Annex shall be deemed to be the Allocated Value thereof. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Title Threshold and the Title Deductible shall in no way limit any claim by Purchaser pursuant to this Section 6.8.

ARTICLE 7

CONDITIONS TO CLOSING

Section 7.1 Conditions of Seller to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Purchaser and Purchaser Parent contained in Article 4 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) in all material respects (provided that, to the extent such representation or warranty is qualified by its terms by materiality, such qualification in its terms shall be inapplicable for purposes of this Section 7.1(a));

(b) Performance. Each of Purchaser and Purchaser Parent shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the

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transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.1(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.1(d) (as determined by Seller acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the Title Arbitrator and/or Environmental Arbitrator, as applicable. Notwithstanding anything herein to the contrary, solely for purposes of disputes resolved by the applicable Defect Arbitrator prior to Closing pursuant to this Section 7.1(d) and Section 7.2(d), (A) the Outside Date shall be tolled and extended by the number of days between the Scheduled Closing Date and the date the applicable Defect Arbitrator has issued his or her written determination, and (B) the arbitration provisions of Section 6.7 and Exhibit D shall be deemed amended such that (x) there shall only be one Title Arbitrator or Environmental Arbitrator, as applicable, selected by the mutual agreement of the Parties within five (5) Business Days of the Scheduled Closing Date (or failing such agreement, appointed by the Houston, Texas office of the American Arbitration Association), (y) each of Purchaser and Seller shall submit its proposed resolution within three (3) Business Days following the selection of the applicable Defect Arbitrator, and (z) the applicable Defect Arbitrator shall make his or her determination with ten (10) Business Days following submission of the disputed matters (but otherwise the arbitration provisions of Section 6.7 and Exhibit D shall remain unchanged);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) NYSE Listing. The Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;

(h) Closing Deliverables. Purchaser and Purchaser Parent shall have delivered (or be ready, willing and able to deliver) to Seller the documents and other items required to be delivered by Purchaser and Purchaser Parent under Section 8.3; and

(i) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

Section 7.2 Conditions of Purchaser to Closing. The obligations of Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement are subject, at the option of

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Purchaser and Purchaser Parent, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Seller contained in Article 3 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) except to the extent any such failures of such representations and warranties to be true and correct, individually or in the aggregate, have not had a Material Adverse Effect (provided that, to the extent such representation or warranty is qualified by its terms by materiality or Material Adverse Effect, such qualification in its terms shall be inapplicable for purposes of this Section 7.2(a));

(b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Seller under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.2(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.2(d) (as determined by Purchaser acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the applicable Defect Arbitrator, subject to the last sentence of Section 7.1(d);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver) to Purchaser and Purchaser Parent the documents and other items required to be delivered by Seller under Section 8.2; and

(h) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

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ARTICLE 8

CLOSING

Section 8.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) March 16, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”.

Section 8.2 Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser and Purchaser Parent of their respective obligations pursuant to Section 8.3, Seller shall deliver or cause to be delivered to Purchaser and Purchaser Parent, as applicable, the following:

(a) counterparts of an assignment of the Acquired Membership Interests substantially in the form of Exhibit A attached hereto (the “Assignment of Interests”), duly executed by Seller;

(b) to the extent necessary to consummate the transactions contemplated hereby, any applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets in sufficient counterparts to facilitate filing with the applicable Governmental Authority, duly executed and delivered by the applicable Company;

(c) the Closing Settlement Statement, duly executed by Seller;

(d) a certificate duly executed by an authorized corporate officer of Seller, dated as of the Closing, certifying on behalf of Seller that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been fulfilled;

(e) a certificate of non-foreign status of Seller (or, if Seller is treated as an entity disregarded as separate from its regarded owner for such purposes, its regarded owner) meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2), duly executed by an authorized corporate officer of Seller or its regarded tax owner, as applicable;

(f) resignation letters or written evidence of the removal of each officer, director and manager of each Company, duly executed by the appropriate Person(s);

(g) counterparts of a registration rights agreement between Seller and Purchaser Parent substantially in the form of Exhibit E attached hereto (the “Registration Rights Agreement”), duly executed by Seller;

(h) documentation evidencing the completion of the actions required in Section 5.15(b);

(i) signatory change cards for each of the accounts of each Company listed on Schedule 3.27 duly executed by each authorized signatory for the applicable account and all such other documentation reasonably necessary to transfer ownership of such accounts;

(j) duly executed, acknowledged and recordable releases in a form reasonably acceptable to Purchaser of all mortgage liens, security interests, financing statements and other similar instruments, in each case, evidencing or securing indebtedness for borrowed money by Seller or its Affiliates that encumber any Company or any of the Company Assets;

(k) a duly executed payment guarantee of Seller’s payment obligations arising from and after the Closing pursuant to this Agreement to and for the benefit of Purchaser, substantially in the form of Exhibit F attached hereto;

(l) if applicable, a copy of any Excluded Assets Assignment executed by the applicable Companies and Seller or its designee;

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(m) (i) true and complete copies of any audited financial statements (which shall be accompanied by an unqualified report of Deloitte & Touche LLP) and any unaudited financial statements, in each case, that are required to be included under Item 2.01 of Form 8-K in connection with a Current Report on Form 8-K to be filed by Purchaser Parent under the Exchange Act as a result of consummation of the transactions contemplated hereby, assuming such Form 8-K is filed on the first Business Day immediately following the Closing Date and (ii) any consents of Deloitte & Touche LLP required under the Securities Act or the Exchange Act in connection with the filing of such Current Report on Form 8-K; and

(n) all other documents and instruments reasonably required from Seller to transfer the Acquired Membership Interests to Purchaser.

Section 8.3 Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Seller of its obligations pursuant to Section 8.2, Purchaser and/or Purchaser Parent, as applicable, shall deliver or cause to be delivered to Seller the following:

(a) (i) a wire transfer of the Closing Cash Payment, in same-day funds to Seller, (ii) if applicable, a wire transfer of the aggregate Disputed Amount, in same-day funds to the Defect Escrow Account, and (iii) evidence of the issuance of the Purchaser Parent Shares (in book-entry form with customary restrictive legends) to Seller by instruction to the Purchaser Parent’s transfer agent or otherwise;

(b) a certificate by an authorized corporate officer of Purchaser and Purchaser Parent, dated as of the Closing, certifying on behalf of Purchaser that the conditions set forth in Section 7.1(a) and Section 7.1(b) have been fulfilled;

(c) evidence of replacement bonds, guarantees, and letters of credit, pursuant to Section 5.9, in each case, such being reasonably satisfactory to Seller;

(d) counterparts of the Registration Rights Agreement, duly executed by Purchaser Parent;

(e) counterparts of the Assignment of Interests, duly executed by Purchaser;

(f) to the extent necessary to consummate the transactions contemplated hereby, applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets, duly executed and delivered by Purchaser;

(g) the Closing Settlement Statement, duly executed by Purchaser; and

(h) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.

ARTICLE 9

TAX MATTERS

Section 9.1 Withholding. Each Party shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any other Party or any Affiliate thereof (and such Party and its Affiliates shall indemnify, defend and hold harmless the paying party and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that a paying Party shall use commercially reasonable efforts to provide to the other Party notice of any amounts otherwise payable that it intends to deduct and withhold at least five (5) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such withholding. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

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Section 9.2 Tax Returns.

(a) Seller shall prepare or cause to be prepared all Tax Returns of the Companies (i) required to be filed after the date hereof for all Pre-Effective Date Periods and (ii) required to be filed after the date hereof but on or prior to the Closing Date for all Straddle Periods (the “Seller Tax Returns”). Such Seller Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Seller Tax Return, Seller shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Purchaser for its review and reasonable comment. Purchaser or Seller, as applicable, will cause such Tax Return (as revised to incorporate Purchaser’s reasonable comments) to be timely filed and will provide a copy thereof to the non-filing Party. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Seller Tax Return filed by Purchaser, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

(b) Purchaser shall prepare or cause to be prepared all Tax Returns of the Companies required to be filed after the Closing Date for all Straddle Periods (“Purchaser Tax Returns”). Such Purchaser Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Purchaser Tax Returns, Purchaser shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Seller for its review and reasonable comment. Purchaser will cause such Tax Return (as revised to incorporate Seller’s reasonable comments) to be timely filed and will provide a copy thereof to Seller. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Purchaser Tax Return, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

Section 9.3 Proration of Straddle Period Taxes.

(a) For purposes of determining the portion of any Taxes (other than Asset Taxes) that are payable with respect to any Straddle Period that constitute Seller Taxes, the portion of any such Taxes that is attributable to the portion of such Straddle Period ending on the Tax Effective Date shall be deemed equal to the amount that would be payable if the Tax period of the Companies ended with (and included) the Tax Effective Date (provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on and including the Tax Effective Date and the portion of the Straddle Period beginning after the Tax Effective Date in proportion to the number of days in each portion of the Straddle Period).

(b) For purposes of determining the portion of any Assets Taxes that are payable with respect to any Straddle Period that constitute Seller Taxes or shall be taken into account for purposes of Section 2.3(e) or Section 2.4, (I) Asset Taxes that are attributable to the severance or production of Hydrocarbons (other than such Asset Taxes described in clause (III), below) shall be allocated to the period or portion thereof in which the severance or production giving rise to such Asset Taxes occurred, (II) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (I) or (III)), shall be allocated to the period or portion thereof in which the transaction giving rise to such Asset Taxes occurred, and (III) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending on the Tax Effective Date and the portion of such Straddle Period beginning after the Tax Effective Date by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur on and before the Tax Effective Date, on the one hand, and the number of days in such Straddle Period that occur after the Tax Effective Date, on the other hand. To the extent the actual amount of an Asset Tax is not known at the time an adjustment is to be made with respect to such Asset Tax pursuant to Section 2.3(e) or Section 2.4, as applicable, the Parties shall utilize the most recent information available in estimating the amount of such Asset Tax for purposes of such adjustment.

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Section 9.4 Cooperation on Tax Returns and Tax Proceedings. Purchaser and Seller shall cooperate fully as and to the extent reasonably requested by another Party, in connection with the filing of Tax Returns and any Proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the Companies, the Company Assets and Company Businesses. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller further agrees, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on Purchaser or the Companies (including, but not limited to, with respect to the transactions contemplated hereby). Notwithstanding the above, the control and conduct of any Tax Proceeding that is a Claim shall be governed by Section 11.3.

Section 9.5 Transfer Taxes. Purchaser and Seller shall each be responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify the other against) the payment of one-half of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the purchase and sale of the Companies pursuant to Section 1.1 (“Transfer Taxes”). Seller shall be solely responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify Purchaser against) the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from any other transactions contemplated by this Agreement, including any transactions relating to Excluded Assets. Purchaser and Seller shall cooperate in good faith to minimize, to the extent permissible under Law, the amount of any such Transfer Taxes.

Section 9.6 Tax Refunds. The amount of any refunds of Taxes of the Companies for any Pre-Effective Date Period shall be for the account of Seller. The amount of any refunds of Taxes of the Companies for any Tax period beginning after the Tax Effective Date shall be for the account of Purchaser. The amount of any refund of Taxes of the Companies for any Straddle Period shall be equitably apportioned between Purchaser and Seller in accordance with the principles set forth in Section 9.3. Each Party shall forward, and shall cause its Affiliates to forward, to the Party entitled to receive a refund of Tax pursuant to this Section 9.6 the amount of such refund within 30 days after such refund is received, net of any costs or expenses incurred by such Party or its Affiliates in procuring such refund.

ARTICLE 10

TERMINATION

Section 10.1 Termination. This Agreement may be terminated at any time prior to Closing:

(a) by the prior written consent of Seller and Purchaser;

(b) by Seller or Purchaser, as applicable, by written notice to the other Party, if Purchaser or Seller, as applicable, is in material breach of any covenant or a representation in this Agreement, which breach would give rise to the failure of a condition set forth in Article 7 to be satisfied and is incapable of being cured, or if capable of being cured, is not cured, by such breaching Party by the earlier of (i) thirty (30) days following receipt of written notice from the non-breaching Party of such breach or (ii) the Outside Date; or

(c) by Seller or Purchaser, as applicable, by written notice to the other Party, if Closing has not occurred on or before April 30, 2020 (the “Outside Date”);

provided, however, that no Party shall be entitled to terminate this Agreement under Section 10.1(b) or Section 10.1(c) (except with respect to a failure of the condition set forth in Section 7.1(d) or Section 7.2(d)) if the Closing has failed to occur because such Party is in material breach of any of its representations or warranties hereunder or has failed to perform or observe in any material respect its covenants or agreements hereunder.

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Section 10.2 Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 1.2 (to the extent necessary to give meaning to the following Articles and Sections), Section 3.12, Section 4.10, Section 5.1, Section 5.4, Section 5.15 (insofar only as Seller has a right to be reimbursed), Section 6.2(b), Article 10, Section 12.1, Section 12.2, Section 12.3, Section 12.6, Section 12.7, Section 12.8, Section 12.9, Section 12.11, Section 12.13, Section 12.14, Section 12.15, Section 12.16, Section 12.17 and Section 12.19 and of the Confidentiality Agreement, all of which shall continue in full force and effect). Notwithstanding anything to the contrary in this Agreement, the termination of this Agreement under Section 10.1 shall not relieve any Party from Damages for any willful failure to perform or observe in any material respect any of its agreements or covenants contained herein that are to be performed or observed at or prior to Closing.

(b) If Seller has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Purchaser or the failure of Purchaser to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Purchaser set forth in Section 7.2 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.1 at Closing) have been met, or waived in writing by Purchaser, and (ii) Seller is ready, willing and able to perform its obligations under Section 8.2 (other than those requiring the cooperation of Purchaser, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Seller, Seller shall have the right to, at its option, (1) seek the specific performance of Purchaser hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Purchaser as liquidated damages. For the avoidance of doubt, Seller shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. The provision for payment of liquidated damages in this Section 10.2(b) has been included because, in the event of a termination of this Agreement permitting Seller to receive the Deposit, the actual damages to be incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for herein and because the actual amount of such damages would be difficult if not impossible to measure accurately. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Seller or Section 10.1(c) by either Party as of the Outside Date, then Seller shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Purchaser then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(c) If Purchaser has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Seller or the failure of Seller to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Seller set forth in Section 7.1 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.2 at Closing) have been met, or waived in writing by Seller, and (ii) Purchaser is ready, willing and able to perform its obligations under Section 8.3 (other than those requiring the cooperation of Seller, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Purchaser, Purchaser shall have the right to, at its option, (1) seek the specific performance of Seller hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and be entitled to (x) receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Seller (provided that in such event, Seller agrees to execute any joint written instructions required under the terms of the Escrow Agreement such that Purchaser may receive its remedy under the foregoing subpart (2)(x)), and (y) seek to recover actual damages from Seller up to an amount equal to the amount of the Deposit. For the avoidance of doubt, Purchaser shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. In the event that this Agreement may be terminated pursuant to either

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Section 10.1(b) by Purchaser or Section 10.1(c) by either Party as of the Outside Date, then Purchaser shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Seller then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(d) If this Agreement is terminated by the mutual written agreement of the Parties, or this Agreement is otherwise terminated pursuant to Section 10.1 and the Closing does not occur for any reason other than as set forth in Section 10.2(b) or Section 10.2(c), then Purchaser shall be entitled to the return of the Deposit, free of any claims by Seller with respect thereto.

(e) If either Seller or Purchaser are entitled to a distribution of the Deposit pursuant to this Section 10.2, each Party shall, within two (2) Business Days of the date of such termination, deliver to the Escrow Agent an executed counterpart of a joint written instruction in compliance with the terms of the Escrow Agreement directing the Escrow Agent to disburse the Deposit (together with any interest or income actually earned thereon) to the applicable Party as set forth in this Section 10.2. Upon termination, Seller shall have the right to sell the Acquired Membership Interests without any encumbrance or claim by Purchaser.

ARTICLE 11

ASSUMPTION; INDEMNIFICATION; LIMITATIONS

Section 11.1 [Reserved].

Section 11.2 Indemnification.

(a) From and after Closing, Purchaser shall indemnify, defend and hold harmless Seller and its current and former Affiliates (other than the Companies) and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Seller Indemnified Parties”) from and against all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from the ownership of the Companies or the Company Assets;

(ii) caused by or arising out of or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements contained in this Agreement; and/or

(iii) caused by or arising out of or resulting from any breach of any representation or warranty made by Purchaser contained in Article 4 of this Agreement or in the certificate delivered at Closing pursuant to Section 8.3(b);

but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 11.2(b) at the time the Claim Notice is presented by Purchaser.

Without limiting in any manner the provisions of this Section 11.2(a), in addition to Damages resulting from third-party claims, the indemnification obligations of Purchaser pursuant to Section 11.2(a) and the term “Damages” as used in this Section 11.2(a) are intended to and do cover Damages incurred by any Seller Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Purchaser and (ii) do not involve any third-party claim.

(b) From and after Closing, Seller shall indemnify, defend and hold harmless Purchaser, its current and former Affiliates and its and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Purchaser Indemnified Parties”) against and from all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from (A) Seller’s breach of any of Seller’s covenants or agreements contained in this Agreement or (B) Seller’s breach of the

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representation and warranty in Section 6.8 (to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages in clause (B), including, for the avoidance of doubt, any covered amounts within the applicable retention of the R&W Policy);

(ii) caused by or arising out of or resulting from (A) any breach of any Fundamental Representation or any representation or warranty in Section 3.7 (Taxes), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d), to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages, or (B) any breach of any representation or warranty made by Seller contained in Article 3 of this Agreement (other than the Fundamental Representations and the representations and warranties in Section 3.7 (Taxes)), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d) in respect of such Damages, and only to the extent of fifty percent (50%) of the amount of such Damages; provided, however, that, notwithstanding anything to the contrary, if a claim under this Section 11.2(b)(ii) for a breach of any of Seller’s representations and warranties in Article 3 is excluded under the R&W Policy pursuant to a final, non-appealable order, Seller shall indemnify the Purchaser Indemnified Parties in accordance with the limits set forth in Section 11.2(d), Section 11.4(a), Section 11.4(f), and Section 11.4(g), as applicable, from and against a breach of the representations and warranties insured under the R&W Policy with respect to which: (i) the material facts, events and conditions that caused such breach to exist first occurred after the Execution Date and (ii) a “deal team member” under the R&W Policy acquires, prior to the Closing Date, (x) actual, conscious awareness of such facts, events and conditions, and (y) actual, conscious awareness that such facts, events and conditions actually constitute a breach (such breach, an “Interim Breach”, and this proviso, the “Interim Breach Provision”);

(iii) caused by or arising out of or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets (the “Indemnified Liabilities”):

(A)	any Damages owed or incurred by a Company arising from or in connection with the Ridgewood MSA, including the termination thereof;

(B)

any Damages arising from or in connection with any Preferential Purchase Right or right to participate in the bidding for a sale with respect to any of the Companies, the Company Assets or the Acquired Membership Interests held by Ridgewood (if any), including any such right under the Amended and Restated Participation Agreement dated February 10, 2016 by and between Seller and Ridgewood, as amended; and/or

(C)	the matters described on Schedule 11.2; and/or

(iv) relating to Seller Taxes.

Without limiting in any manner the provisions of this Section 11.2(b), in addition to Damages resulting from third-party claims, the indemnification obligations of Seller pursuant to Section 11.2(b) and the term “Damages” as used in this Section 11.2(b) are intended to and do cover Damages incurred by any Purchaser Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Seller and (ii) do not involve any third-party claim.

(c) Notwithstanding anything to the contrary contained in this Agreement, from and after Closing, Seller’s and Purchaser’s exclusive remedy against each other with respect to (i) breaches of the representations, warranties, covenants and agreements of the Parties contained in Articles 3, 4, 5, 6

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and 9 and the affirmations of such representations, warranties, covenants and agreements contained in the certificates delivered by each Party at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, is set forth in this Article 11, (ii) Environmental Defects (but excluding any breach of the representations or warranties under Section 3.8), is set forth in Article 6, and (iii) with respect to Title Defects, is set forth in Article 6. Except for the remedies contained in Article 6, this Section 11.2 and any other remedies available to the Parties at law or in equity for breaches of provisions of this Agreement other than Articles 3, 4, 5, 6 and 9, from and after the Closing, Seller releases, remises and forever discharges, waives and covenants not to sue Purchaser Indemnified Parties, and Purchaser releases, remises and forever discharges, waives and covenants not to sue Seller Indemnified Parties, in each case, from or for any and all Damages based on, relating to or arising out of this Agreement, or, to the extent arising prior to Closing, the ownership or operation of the Companies or the Company Assets, or the condition, quality, status or nature of the Company Assets or the assets of the Company Businesses, including rights to cost recovery or contribution under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, claims under any other Environmental Laws, breaches of statutory and implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, or any rights under insurance policies issued or underwritten by the other Party or Parties or any of its or their Affiliates.

(d) “Damages” means, subject to Section 12.17, any actual liability, loss, cost, expense, claim, award, judgment, violations, filings, investigations, administrative proceedings, actions, causes of action, suits, other legal proceedings, assessments, damages, deficiencies, Taxes, penalties, fines, obligations, responsibilities, payments and other charges (including costs and expense of operating the Company Assets) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory), whether attributable to personal injury, death, property or natural environmental resource damage, contract claims, torts or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of Remediation of such matters, and the costs of enforcement of the indemnity. Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification under the Interim Breach Provision for any Damages that does not individually exceed Seventy-Five Thousand Dollars ($75,000).

(e) Any claim for indemnity under this Section 11.2 by any current or former Affiliate, member, manager, director, officer, employee, agent, advisor or representative must be brought and administered by the applicable Party to this Agreement that such Person is associated therewith. No Indemnified Person other than Seller and Purchaser shall have any rights against Seller or Purchaser under the terms of this Section 11.2 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 11.2(e). Each of Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section 11.2(e) on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no Damages to any such other Indemnified Person for any action or inaction under this Section 11.2(e).

(f) After becoming aware of any fact, event, circumstance or condition that has given rise to or would reasonably be expected to give rise to any Damages, the Indemnified Persons shall use commercially reasonable efforts to mitigate Damages, for which efforts such Indemnified Persons are entitled or may be entitled to indemnification under this Section 11.2; provided that, to the extent the Indemnified Person incurs any costs or expenses in connection with such mitigation efforts, the Indemnifying Person shall reimburse the Indemnified Person with respect thereto upon the Indemnified Person providing the Indemnifying Person reasonable evidence of such costs and expenses.

(g) The Parties shall treat, for U.S. federal income Tax purposes, any amounts paid under this Article 11 as an adjustment to the Purchase Price.

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Section 11.3 Indemnification Actions. All claims for indemnification under Section 11.2 shall be asserted and resolved as follows:

(a) For purposes of this Article 11, the term “Indemnifying Person” when used in connection with particular Damages means the Person having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 11, and the term “Indemnified Person” when used in connection with particular Damages means a Person having the right to be indemnified with respect to such Damages pursuant to this Article 11 (including those Persons identified in Section 11.2(e)).

(b) To make a claim for indemnification under Section 11.2, an Indemnified Person shall notify the Indemnifying Person of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). The amount claimed shall be paid by the Indemnifying Person to the extent required herein within thirty (30) days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs. In the event that the claim for indemnification is based upon a claim by a third Person against the Indemnified Person (a “Claim”), the Indemnified Person shall provide its Claim Notice within thirty (30) days after the Indemnified Person has received a written claim from such third Person and shall enclose a copy of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnified Person to give notice of a Claim as provided in this Section 11.3 shall not relieve the Indemnifying Person of its obligations under Section 11.2 except to the extent (and only to the extent) such failure materially prejudices the Indemnifying Person’s ability to defend against the Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Claim under this Article 11. The Indemnified Person may, during such thirty (30) day period and upon three (3) days’ prior written notice to the Indemnifying Person, file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d) If the Indemnifying Person admits its obligation, it shall have the right and obligation to defend, at its sole cost and expense, the Claim, and the Indemnifying Person shall conduct such defense diligently with counsels reasonably satisfactory to the Indemnified Person; provided that no Indemnifying Person shall have the obligation to defend any Claim for which coverage is being sought under the R&W Policy. The Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim. Notwithstanding the foregoing, if counsel for the Indemnified Person reasonably determines that there is a conflict between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of such Claim or that there are legal defenses available to such Indemnified Person different from or in addition to those available to the Indemnifying Person, then one counsel for the Indemnified Person shall be entitled, if the Indemnified Person so elects, to participate in or conduct the defense to the extent reasonably determined by such counsel to protect the interests of the Indemnified Person, at the expense of the Indemnifying Person; provided that in no event shall the Indemnifying Person be required to pay the fees and expenses of more than one counsel selected by the Indemnified Person. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate in contesting any Claim which the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross-complaint against any Person). The Indemnified Person may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Person pursuant to this Section 11.3(d). No settlement of a Claim may be made by the Indemnifying Person without the written consent of the Indemnified Person, such consent not to be

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unreasonably withheld; provided, that such consent shall not be required for any settlement of a Claim that (i) is for monetary damages only and all of which have been fully discharged by the Indemnifying Person, (ii) does not include any ongoing obligations with respect to the Indemnified Person and (iii) absolves the Indemnified Person of all Damages with respect to such Claim.

(e) If the Indemnifying Person does not admit its obligation or admits its obligation but fails to defend or settle the Claim, then the Indemnified Person shall have the right to defend against the Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder), with counsel of the Indemnified Person’s choosing. If the Indemnifying Person has not yet admitted its obligation to indemnify the Indemnified Person, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation for indemnification with respect to such Claim and assume the defense thereof or (ii) if the Indemnifying Person fails to assume such defense within the time period provided above, the Indemnified Person may settle the same in the Indemnified Person’s reasonable discretion at the Indemnifying Person’s expense.

(f) In the case of a claim for indemnification not based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) completely cure the Damages complained of, (ii) admit its obligation to provide indemnification with respect to such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has completely cured the Damages or that it disputes the claim for such Damages, the Indemnifying Person shall be conclusively deemed obligated to provide indemnification hereunder.

Section 11.4 Limitation on Actions.

(a) The right to assert an indemnification claim with respect to the representations and warranties of Seller and Purchaser in Articles 3 and 4, and the corresponding representations and warranties given in the certificates delivered at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, shall survive the Closing for three (3) years, except that the right to assert an indemnification claim with respect to (i) the representations and warranties of Seller in Sections 3.1(a), (b), (c) and (e) (Seller), Sections 3.2(a), (c), (d) and (e) (The Companies), Section 3.3 (Subsidiaries) and Section 3.12 (Liability for Brokers’ Fees), Section 3.26 (Bankruptcy), Section 3.30 (Bonds; Letter of Credit and Guarantees) and Section 3.33 (Specified Matters) (such representations and warranties being collectively, the “Fundamental Representations”) shall survive the Closing for six (6) years, (ii) the representations and warranties of Seller in Section 3.7 (Taxes) shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations, and (iii) the representations and warranties of Purchaser in Section 4.1 (Existence and Qualification), Section 4.2 (Power), Section 4.3 (Authorization and Enforceability), Section 4.8 (Investment Intent), Section 4.10 (Liability for Brokers’ Fees), Section 4.12 (Issuance of Purchaser Parent Shares) and Section 4.16 (Bankruptcy) shall survive the Closing for six (6) years, and except, further, that the representations and warranties of Purchaser in Section 4.13 (SEC Reports) shall survive the Closing for one (1) year.

(b) The right to assert an indemnification claim for the breach of any other covenant or agreement of the Parties in this Agreement: (i) that is to be performed at or prior to Closing shall survive the Closing for twelve (12) months; or (ii) that is to be performed following Closing shall survive until twelve (12) months following the period provided in such covenants and agreements, if any, or until fully performed, except that the right to assert an indemnification claim with respect to the covenants set forth in Article 9 shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations. Seller’s special warranty of Defensible Title in Section 6.8 shall survive the Closing for six (6) years.

(c) The right to assert an indemnification claim with respect to the indemnities in Section 11.2(b)(iii)(C) shall survive the Closing for a period of three (3) years.

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(d) Representations, warranties, covenants and agreements shall be of no further force and effect after the date of the expiration of a right to assert an indemnification claim with respect thereto, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to the applicable expiration date.

(e) The indemnities in Section 11.2(a)(ii), Section 11.2(a)(iii), Section 11.2(b)(i) and Section 11.2(b)(ii) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date. The indemnities in Section 11.2(a)(i), Section 11.2(b)(iii)(A) and Section 11.2(b)(iii)(B) shall continue without time limit. The indemnity in Section 11.2(b)(iii)(C) shall continue in accordance with Section 11.4(c). The indemnity in Section 11.2(b)(iv) shall survive the Closing until ninety (90) days after the applicable statute of limitations has run, except as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(f) Seller shall not have any liability for any indemnification under the Interim Breach Provision, until and unless the aggregate amount of the liability for all Damages for which Claim Notices are delivered by Purchaser for indemnification under such Section exceed an amount equal to four percent (4%) of the Unadjusted Purchase Price, and then only to the extent such Damages exceed such amount. Seller shall not have any liability for any indemnification under the Interim Breach Provision unless Purchaser provides Seller with written notice of an Interim Breach prior to the Closing Date in accordance with the notice provisions of this Agreement; provided that this requirement of Purchaser to provide written notice of any Interim Breach prior to the Closing Date shall not apply to Interim Breaches and/or the circumstance giving rise thereto notified by Seller to Purchaser pursuant to this Agreement.

(g) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) Seller shall not be required to indemnify Purchaser for claims under the Interim Breach Provision for aggregate Damages in excess of an amount equal to ten percent (10%) of the Unadjusted Purchase Price, (ii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(ii)(B) for aggregate Damages in excess of an amount equal to $1,042,000.00, (iii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(i)(B) or Section 11.2(b)(ii)(A) for aggregate Damages in excess of an amount equal to $3,256,250.00, and (iv) Seller’s total Damages and liabilities arising out of this Agreement or the transactions contemplated hereunder, including with respect to indemnity obligations under Section 11.2(b) shall not exceed one hundred percent (100%) of the Unadjusted Purchase Price. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Parties intend that Seller’s sole and exclusive exposure from and after Closing with respect to the representations and warranties in Article 3 or in the closing certificate delivered pursuant to Section 8.2(d) shall be limited to the amounts set forth in Section 11.4(g)(i), Section 11.4(g)(ii), Section 11.4(g)(iii) and Section 11.4(g)(iv), as applicable.

(h) Notwithstanding anything herein to the contrary, for both the purposes of determining whether or not the representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) has been breached, and the purposes of determining the amount of any Damages for which any Indemnifying Person is obligated to indemnify under Section 11.2(a)(iii) or Section 11.2(b)(ii), such determination of breach and calculation of Damages shall be made by excluding and without giving effect to any qualifiers as to materiality or Material Adverse Effect set forth in any representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) (except in the case of the representations and warranties set forth in Section 3.14(a) and the corresponding representations and warranties in any closing certificate delivered pursuant to Section 8.2(d)).

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(i) The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 11 shall be reduced by the amount of insurance proceeds actually realized by the Indemnified Person or its Affiliates with respect to such Damages (net of any reasonable and documented collection costs, including all the costs and expenses incurred by third parties in investigating, prosecuting, defending and collecting such recovered amount and, any deductibles paid to obtain insurance coverage, and excluding the proceeds of any insurance policy issued or underwritten by the Indemnified Person or its Affiliates). From and after the Closing, Seller shall (without any obligation to incur out of pocket costs, expenses, or any obligation of Seller to undertake any liability or obligation to any Person) use good faith efforts to reasonably cooperate with Purchaser in connection with any claim made by Purchaser under the R&W Policy. Notwithstanding the foregoing, or any other provision herein, except solely with respect to the Interim Breach Provision, the risk that the R&W Policy will not respond or otherwise provide coverage (excluding, for the avoidance of doubt, retention under the R&W Policy) with respect to a given claim shall be borne entirely by Purchaser.

(j) Notwithstanding anything to the contrary contained herein, all payments made or to be made under this Article 11 to Purchaser shall be made by Seller by payment in cash and not via the return of any Purchaser Parent Shares.

(k) The representations, warranties and covenants of each of the Parties set forth in this Agreement, subject to the express exceptions thereto, shall not be affected by any information furnished to, or any investigation or audit conducted before or after the Closing Date by, any Person in connection with the transactions contemplated hereby. In order to preserve the benefit of the bargain otherwise represented by this Agreement, each Party shall be entitled to rely upon the representations, warranties, covenants and agreements of the other Party or Parties set forth herein notwithstanding any investigation or audit conducted or any knowledge acquired (or capable of being acquired) before or after the Closing Date or the decision of any Party to complete the Closing. The right to indemnification or other remedy based on any of the representations, warranties, covenants or agreements in this Agreement shall not be affected by any investigation or audit conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or agreement.

(l) Notwithstanding anything in this Agreement to the contrary, in no event shall any Indemnified Person be entitled to recover any Damages to which such Indemnified Person has already recovered the full amount of such Damages pursuant to another provision of this Agreement or any document in connection herewith, or otherwise, and any liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant, or agreement.

ARTICLE 12

MISCELLANEOUS

Section 12.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Agreement.

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Section 12.2 Notices. All notices, statements and other written communications that are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Seller:	ILX Holdings II, LLC c/o Riverstone Investment Group LLC 712 Fifth Avenue, 36th Floor New York, New York 10019 Attention: General Counsel Telephone: (212) 993-0076 Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423 Email: jeff.munoz@lw.com

If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com; lspottswood@velaw.com

Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party hereto to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

Section 12.3 Expenses. Except as provided in Section 5.5, Section 5.15 and Section 9.5, all expenses incurred by Seller (or by any Company) in connection with or related to the authorization, preparation or execution of this Agreement, and the Exhibits, Annexes and Schedules hereto, and all other documents to be delivered at the Closing, including all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

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Section 12.4 Records.

(a) At Closing, Seller shall deliver all Company Records that are in electronic format to Purchaser.

(b) Within fifteen (15) Business Days after the Closing Date, Seller shall deliver or cause to be delivered to Purchaser original copies of the Company Records.

(c) Seller may retain the Excluded Company Records and a copy of those Company Records relating to Tax and accounting matters that pertain to (i) non-Income Tax matters related to the Companies; or (ii) non-unitary state income Tax Returns, in each case to the extent such Tax Returns are reasonably necessary to satisfy Seller’s Tax Return filing obligations under Section 9.2 or applicable Laws; provided that, pursuant to Section 12.4(b), Seller shall provide Purchaser with the original copies of such Tax Returns to the extent they constitute Company Records.

Section 12.5 Name Change. Within ten (10) Business Days after the Closing Date, Purchaser shall make the filings required in each Company’s jurisdiction of organization to eliminate the name “ILX” and any variants thereof from the name of each Company. As promptly as practicable, but in any case within ninety (90) days after the Closing Date, Purchaser shall (a) make all other filings (including assumed name filings) required to reflect the change of name in all applicable records of Governmental Authorities and (b) eliminate the use of the name “ILX” and variants thereof from the Company Assets, and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates. Purchaser shall be solely responsible for any direct or indirect costs or expenses resulting from the change in use of name, and any resulting notification or approval requirements.

Section 12.6 Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Texas, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

Section 12.7 Dispute Resolution. Each Party (i) consents to personal jurisdiction in any action brought in the state or federal courts located in Harris County, Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Agreement (including any claims made in contract, tort or otherwise relating to this Agreement or the transactions contemplated hereby), (ii) hereto agrees that any action instituted by it against the other with respect to any such dispute, controversy or claim (except to the extent a dispute, controversy, or claim arising out of or in relation to or in connection with the allocation of the Purchase Price pursuant to Section 2.2 or the determination of the final Cash Purchase Price pursuant to Section 2.4(b) is referred to an expert pursuant to those Sections) will be instituted exclusively in the state or federal courts located in Harris County, Texas and (iii) waives any rights it may have to defenses of improper venue or inconvenient forum with respect to any such dispute, controversy or claim brought in the courts contemplated by this Section 12.7. THE PARTIES HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT.

Section 12.8 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 12.9 Waivers. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by the Party to whom compliance is owed and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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Section 12.10 Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Party delegate any of its rights or duties hereunder, without the prior written consent of the other Parties and any transfer or delegation made without such consent shall be void; provided, however, (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Purchaser shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Purchaser’s obligations hereunder, but such assignment will not relieve Purchaser of its obligations hereunder in the event of the failure of performance by such assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 12.11 Entire Agreement. The Confidentiality Agreement, this Agreement, the Escrow Agreement, the Registration Rights Agreement and the documents to be executed hereunder and the Exhibits, Annexes and Schedules attached hereto constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 12.12 Amendment. This Agreement may be amended or modified only by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification.

Section 12.13 No Third-Person Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described in Section 5.12, Section 11.2(e) and Section 12.7 and except as otherwise provided in the guarantee to be delivered pursuant to Section 8.2(k).

Section 12.14 Headings. Headings have been provided for the sections of this Agreement, the Schedules, Annexes and Exhibits for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.15 References. In this Agreement:

(a) references to any gender includes a reference to all other genders;

(b) references to the singular includes the plural, and vice versa;

(c) reference to any Article or Section means an Article or Section of this Agreement;

(d) reference to any Exhibit, Annex or Schedule means an Exhibit, Annex or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;

(e) unless expressly provided to the contrary, “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement;

(f) unless expressly provided to the contrary, the word “or” is not exclusive;

(g) references to “$” or “Dollars” means United States Dollars;

(h) any accounting terms not otherwise defined herein have the meaning ascribed to it by the Accounting Principles;

(i) references to any applicable Law means such applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder; and

(j) “include” and “including” means include or including without limiting the generality of the description preceding such term.

Section 12.16 Construction. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This

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Agreement is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof.

Section 12.17 Limitation on Damages. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT DOES NOT AUTHORIZE EITHER SELLER OR PURCHASER TO MAKE CLAIMS, INCLUDE IN CALCULATION OR SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN PUNITIVE, SPECIAL OR INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN PUNITIVE, SPECIAL OR INDIRECT DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH RESPONSIBILITY IS ALLOCATED BETWEEN THE PARTIES PURSUANT TO THE TERMS OF THIS AGREEMENT), AND EACH OF SELLER AND PURCHASER EXPRESSLY WAIVES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.18 Specific Performance. Each of the Parties acknowledges that its obligations hereunder are unique and that remedies at law, including monetary damages, will be inadequate in the event it should default in the performance of its obligations under this Agreement. Accordingly, in the event of any breach of any agreement or covenant set forth in this Agreement (other than under Articles 3 and 4), Purchaser, in the case of a breach by Seller, and Seller, in the case of a breach by Purchaser, may be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent breaches of this Agreement and to order the defaulting Party to affirmatively carry out its obligations under this Agreement, and each of the Parties hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach. Such equitable relief shall be in addition to any other remedy to which each of the Parties are entitled to at law or in equity as a remedy for such nonperformance, breach or threatened breach. Each of the Parties hereby waives any requirements for the securing or posting of any bond with such equitable remedy. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by any of the Parties, each of whom expressly reserves any and all rights and remedies available to it at law or in equity in the event of any breach or default by the others under this Agreement prior to the Closing.

Section 12.19 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

[SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties as of the Execution Date.

SELLER:

ILX HOLDINGS II, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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EXHIBITS, ANNEXES AND SCHEDULES

TO THE ILX II PURCHASE AND SALE AGREEMENT

The Article and Section references set forth in the Exhibits, Annexes and Schedules refer primarily to the Articles or Sections of that certain Purchase and Sale Agreement, dated as of December 10, 2019, by and among ILX Holdings II, LLC, as Seller, Talos Production Inc., as Purchaser, and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc. (the “ILX II PSA”), related to the sale of the equity interests in the entities listed on Exhibit B (each, a “Company”, and collectively, the “Companies”). Capitalized terms used herein but not defined have the respective meanings assigned to such terms in the ILX II PSA.

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LIST OF EXHIBITS, ANNEXES AND SCHEDULES

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Companies
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Seller Guarantee
Exhibit G	Form of Excluded Assets Assignment
Exhibit H	R&W Policy

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees

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Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Companies
Schedule 5.10	Affiliate Transactions
Schedule 11.2	Indemnified Liabilities

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Exhibit Version

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP INTERESTS

This Assignment of Membership Interests (this “Assignment”) is executed as of [            ], 2020 (the “Closing Date”), by and between ILX Holdings II, LLC, a Delaware limited liability company (“Assignor”), and Talos Production Inc., a Delaware corporation (“Assignee”). Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA (as defined below).

BACKGROUND:

A. Reference is made to that certain Purchase and Sale Agreement, by and among Assignor, Assignee and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”).

B. Assignor owns all of the issued and outstanding membership interests (such membership interests, collectively, the “Acquired Membership Interests”) of each of the entities listed on Exhibit A attached hereto (each, a “Company” and collectively, the “Companies”).

C. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Acquired Membership Interests (the “Assignment”).

D. After giving effect to the Assignment, Assignee will hold all of the Acquired Membership Interests.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Subject to the terms and conditions of this Assignment and the PSA, Assignor hereby irrevocably sells, transfers, conveys, assigns and delivers to Assignee the Acquired Membership Interests.

2. Acceptance and Assumption. Subject to the terms and conditions of this Assignment and the PSA, Assignee hereby accepts, and assumes ownership of, the Acquired Membership Interests.

3. Effect of Assignment. Effective as of Closing (and without limiting any of the liability or expense allocations set forth in the PSA), (i) Assignee shall be the owner of the Acquired Membership Interests in accordance with this Assignment, (ii) Assignee shall be admitted as a Member (as defined in the Organizational Documents of each Company, as applicable) of each of the Companies, such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of each of the Companies to reflect such admission and (iii) Assignor shall be deemed to have withdrawn as a Member of each of the Companies, cease to be a Member of each of the Companies and cease to have any right, title or interest in or to the Acquired Membership Interests and/or any of the Companies and, except as provided in the PSA, shall have no further obligations with respect to the Acquired Membership Interests or the assets or liabilities of the Companies or otherwise under the Organizational Documents of any of the Companies.

4. PSA. Assignor and Assignee acknowledge and agree that this Assignment is being delivered under, and is subject to, all of the terms, conditions and limitations stated in the PSA. Nothing in this Assignment shall be deemed to supersede, enlarge or modify any of the provisions of the PSA. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

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5. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

6. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

7. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Assignment as of the Closing Date.

ASSIGNOR:

ILX HOLDINGS II, LLC

By:
Name:
Title:

[Signature Page to ILX II Assignment of Membership Interests]

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ASSIGNEE:

TALOS PRODUCTION INC.

By:
Name:
Title:

[Signature Page to ILX II Assignment of Membership Interests]

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EXHIBIT A

COMPANIES1

[1]	NTD: To conform to Exhibit B of the PSA.

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ATTACHED TO AND MADE PART OF THE ILX II PSA

EXHIBIT B

COMPANIES

•	ILX Prospect Alfalfa South, LLC

•	ILX Prospect Barataria, LLC

•	ILX Prospect Claiborne, LLC

•	ILX Prospect Crown & Anchor, LLC

•	ILX Prospect Dantzler, LLC

•	ILX Prospect MC 79, LLC

•	ILX Prospect Odd Job, LLC

•	ILX Prospect Ourse, LLC

•	ILX Prospect Rockefeller, LLC

•	ILX Prospect South Santa Cruz, LLC

•	ILX Prospective Leases II, LLC

•	ILX II Sales & Transport, LLC

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EXHIBIT C

FORM OF ESCROW AGREEMENT

[See attached.]

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ESCROW AGREEMENT

by and among

ILX HOLDINGS II, LLC, as Seller

and

TALOS PRODUCTION INC., as Buyer

and

CITIBANK, N.A., as Escrow Agent

Dated as of December 10, 2019

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This ESCROW AGREEMENT (this “Agreement”), dated as of December 10, 2019 (the “Execution Date”), by and among Talos Production Inc., a Delaware corporation (the “Buyer”), ILX Holdings II, LLC, a Delaware limited liability company (the “Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Each of Buyer and Seller are sometimes collectively referred to herein as the “Interested Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below), to the extent such terms are defined in the Purchase Agreement.

WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Execution Date (as the same may be amended from time to time, the “Purchase Agreement”), by and among the Interested Parties, and solely with respect to the limited purposes set forth therein, Talos Energy Inc., a Delaware corporation, the Interested Parties have agreed to establish an escrow arrangement for the purpose of placing into escrow the Escrow Property.

WHEREAS, the Interested Parties wish to appoint Citibank as Escrow Agent and Citibank is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Establishment of Escrow Account. On the Execution Date, in accordance with the terms of the Purchase Agreement, Buyer shall deposit with the Escrow Agent in immediately available funds the amount of Thirteen Million Twenty-Five Thousand Dollars ($13,025,000.00) (the “Escrow Deposit”, together with (a) any additional amount(s) delivered to the Escrow Agent pursuant to the Purchase Agreement and (b) any investment income or proceeds received from the investment of such amount(s) from time to time pursuant to Section 3 below, the “Escrow Property”), and the Escrow Agent shall hold the Escrow Property in an account established with the Escrow Agent (the “Escrow Account”). Prior to delivery of any such amounts other than the Escrow Deposit, Buyer shall notify the Escrow Agent and Seller in writing of the amount and expected date of deposit.

2. Claims and Payment; Release from Escrow. The Escrow Agent shall disburse the Escrow Property (or portions thereof) from time to time to Buyer or Seller as set forth in, and in accordance with, the joint written instructions of the Interested Parties, each (a) signed by an authorized representative of Buyer listed on Schedule B and an authorized representative of Seller listed on Schedule C, (b) with respect to Buyer, confirmed by telephone callback as set forth on Schedule B, and with respect to Seller, confirmed by telephone callback as set forth on Schedule C, and (c) substantially in the form attached hereto as Schedule D (“Joint Instructions”). Joint Instructions provided to the Escrow Agent do not need to be included on a single document, and may be provided by Seller and Buyer in separate counterparts. Upon receipt of Joint Instructions with respect to the Escrow Property (or portions thereof), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of any Joint Instructions, disburse the Escrow Property (or portions thereof) to the party or parties set forth in, and in accordance with, such Joint Instructions. Either Seller or Buyer may deliver to the Escrow Agent, with a copy to the non-delivering Interested Party, a certified copy of a final non-appealable judgment or order of a court of competent jurisdiction or a final non-appealable arbitration decision (each, a “Judgment”) awarding all or any part of the Escrow Property to Seller or Buyer, as applicable. Within ten (10) Business Days after receipt of such Judgment, the Escrow Agent shall disburse the Escrow Property (or the applicable portion thereof) as directed by such Judgment. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agen is open for business.

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3. Investment of Funds.

(a) Initially, until otherwise directed by Joint Instructions executed by the Interested Parties, the Escrow Property will be uninvested.

(b) The Escrow Agent does not have a duty nor will it undertake any duty to provide investment advice.

4. Tax Matters.

(a) The Interested Parties agree that, for U.S. federal and applicable state income tax purposes, any earnings or proceeds with respect to the Escrow Property shall be treated as follows: (i) with respect to the Escrow Deposit (to the extent earned prior to Closing), as the income of the Buyer in accordance with Treasury Regulation Section 1.468B-7(c), and (ii) with respect to the Escrow Property held by the Escrow Agent immediately after Closing or deposited with the Escrow Agent by Buyer at or after Closing, as the income of the Seller, pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations. Any such earnings or proceeds shall be reported on an annual basis by the Escrow Agent on the appropriate United States Internal Revenue Service (“IRS”) Form 1099 (or IRS Form 1042-S), as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments which are for compensation for services performed by an employee or independent contractor. Neither Buyer nor Seller shall take any position for U.S. federal or applicable state income tax purposes that is inconsistent with the provisions of this Section 4(a).

(b) If IRS imputed interest requirements apply, the Interested Parties are solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of the Interested Parties to provide such calculations or information.

(c) The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information reasonably requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 6(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent with respect to the Escrow Property.

(e) The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

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5. Concerning the Escrow Agent.

(a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Purchase Agreement; provided, that in the event of a conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control as between Buyer and Seller), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so (provided that the Escrow Agent may so act or so assume only after compliance with the telephone callback requirements set forth on Schedule B and Schedule C). The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c) Reliance on Orders. The Escrow Agent is authorized to comply with Judgments issued or final process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any Judgment, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any Judgment, or in case any writ, Judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such writ, Judgment or decree which it is advised by counsel is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such writ, Judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such writ, Judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation. Each of the Interested Parties covenants and agrees, jointly and severally, to pay the Escrow Agent’s compensation specified in Schedule A. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all reasonable and documented out-of-pocket third party expenses actually incurred by the Escrow Agent in the performance of its role under this Agreement after the date hereof, without duplication of any other escrow agreement entered into in connection herewith.

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(b) Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the delivery of an invoice for the payment of such fees and expenses or the written demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of the Escrow Property (or necessary portion thereof) for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c) Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7. Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a final non-appealable order, Judgment or decree by a court of competent jurisdiction which resolves the applicable conflict or dispute, or (ii) a written agreement executed by each of the Interested Parties involved in such disagreement, in which case the Escrow Agent shall be authorized to disburse the Escrow Property (or any portion thereof) in accordance with such final court order, Judgment, decree or agreement. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property (or any portion thereof) for holding and disposition in accordance with the instructions of such court. The reasonable and documented out-of-pocket third party costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) actually incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the joint and several obligation of, the Interested Parties.

8. Entire Agreement; Exclusive Benefit. Except for the Purchase Agreement with respect to solely Buyer and Seller, this Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No Interested Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Interested Party delegate any of its rights or duties hereunder, without the prior written consent of the other Interested Party and any transfer or delegation made without such consent shall be null and void; provided, however, that (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment

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will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Buyer shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Buyer’s obligations hereunder, but such assignment will not relieve Buyer of its obligations hereunder in the event of the failure of performance by such assignee. The Escrow Agent may not assign any of its rights or obligations under this Agreement without the prior written consent of the Interested Parties.

9. Resignation and Removal.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of Joint Instructions from the Interested Parties of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses provided for elsewhere herein. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

10. GOVERNING LAW; JURISDICTION; WAIVERS. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, FOR ANY PROCEEDINGS COMMENCED REGARDING THIS AGREEMENT. THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THE DETERMINATION OF ALL ISSUES IN SUCH PROCEEDINGS AND IRREVOCABLY WAIVE ANY OBJECTION TO VENUE OR INCONVENIENT FORUM FOR ANY PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT.

11. Representations and Warranties. Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

12. Notices; Instructions.

(a) Any notice or instruction hereunder shall be in writing in English, and may be sent by (i) secure file transfer or (ii) electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be

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effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction must be executed by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures. The Interested Parties agree that the above security procedures are commercially reasonable.

If to the Buyer:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William S. Moss III

Telephone: (713) 328-3000

E-mail: Bill.Moss@talosenergy.com

If to the Seller:

ILX Holdings II, LLC

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

If to the Escrow Agent:

Citibank, N.A.

Agency & Trust

480 Washington Blvd 30th Floor

Jersey City, NJ 07310

Attention: Daniel Rothman

Telephone: 201-763-1887

E-mail: cts.spag@citi.com and daniel.rothman@citi.com

(b) Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer as may be instructed by the Interested Parties (including by Joint Instructions (and pursuant to Section 2 with regards to callbacks) or a Judgment).

(c) In the case of the Escrow Account, payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA: 0210-0008-9; Account Name: Escrow Concentration Account; A/C#.: 36855852; Ref: Talos ILX Escrow A/C # 12440900.

13. Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

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14. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

16. Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of the entirety of the Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Scanned signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals are required.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
Name: Daniel Rothman
Title: Senior Trust Officer

BUYER:
TALOS PRODUCTION INC.

By:
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

SELLER:
ILX HOLDINGS II, LLC

By:
Name:
Title:

Signature Page to Escrow Agreement

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SCHEDULE A

ESCROW AGENT FEE SCHEDULE

[See attached]

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SCHEDULE B

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Buyer’s behalf.

TALOS PRODUCTION INC.

		Specimen Signature	Please check(1):
			Upload	Maker	Checker

Name	Timothy S. Duncan		☐	☐	☐
Title	President and Chief Executive Officer
Phone	(713) 328-3020
E-mail Address*	Tim.Duncan@talosenergy.com

Name	Shannon E. Young III		☐	☐	☐
Title	Executive Vice President and Chief Financial Officer
Phone	(713) 328-3004
E-mail Address*	Shane.Young@talosenergy.com

Name	Sergio L. Maiworm, Jr.		☐	☐	☐
Title	Vice President of Finance, Investor Relations and Treasurer
Phone	(713) 328-3008
E-mail Address*	Sergio.Maiworm@talosenergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (713) 328-3020	Timothy S. Duncan
+1 (713) 328-3004	Shannon E. Young III
+1 (713) 328-3008	Sergio L. Maiworm, Jr.

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE C

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Seller’s behalf.

ILX HOLDINGS II, LLC

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Robert Tichio		☐	☐	☐
Title	Managing Director
Phone	(212) 271-2935
E-mail Address*	rtichio@riverstonellc.com

Name	Alfredo Marti		☐	☐	☐
Title	Partner
Phone	(212) 993-0076
E-mail Address*	amarti@riverstonellc.com

Name	Peter Haskopoulos		☐	☐	☐
Title	Managing Director
Phone	(212) 271-6247
E-mail Address*	peter@riverstonellc.com

With respect to Seller, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (212) 271-6247	Peter Haskopoulos

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE D

JOINT INSTRUCTIONS

TO:	Daniel Rothman

VP and Senior Trust Officer

Citibank Issuer Services

480 Washington Blvd 18th Floor

Jersey City, NJ 07310

Phone: 201-763-1887

email: daniel.rothman@citi.com

and cts.spag@citi.com

These joint instructions are issued as of the [        ] day of [            ], 20[    ], pursuant to Section 2 of that certain Escrow Agreement dated as of December [    ], 2019 (the “Escrow Agreement”) by and among Talos Production Inc., a Delaware corporation (“Buyer”), ILX Holdings II, LLC, a Delaware limited liability company (“Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this the Escrow Agreement, and any successors appointed pursuant to the terms thereof (Citibank in such capacity, the “Escrow Agent”). Capitalized terms used herein shall have the meaning ascribed to them in the Escrow Agreement.

The parties to this certificate are now jointly instructing Escrow Agent to pay to [Buyer] [Seller] an amount equal to $[            ] out of the Escrow Account, Account Number [            ] by wire transfer of immediately available funds to:

[Insert wire instructions]

Each of the undersigned hereby represents and warrants that it has been authorized to execute this certificate. These joint instructions may be signed in counterparts (including by scanned copies of counterparts delivered by electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

BUYER:	SELLER:

TALOS PRODUCTION INC.	ILX HOLDINGS II, LLC

By:	By:

Name:	Name:

Title:	Title:

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EXHIBIT D

TITLE/ENVIRONMENTAL DISPUTES

All Disputed Matters not finally resolved by the Parties shall be resolved pursuant to this Exhibit D.

(a) Disputed Environmental Matters shall be submitted to a mutually agreed upon nationally recognized independent environmental consulting firm with ten (10) years’ experience as an environmental consultant involving oil and gas properties in the area where the applicable Environmental Defect Property is located (the “Environmental Arbitrator”), and (b) Disputed Title Matters shall be submitted to a mutually agreed upon attorney with at least ten (10) years’ experience as an oil and gas title attorney involving oil and gas properties in the area where the applicable Title Defect Property is located (the “Title Arbitrator” and together with the Environmental Arbitrator, the “Defect Arbitrator”). In the event Purchaser and Seller are unable to mutually agree upon a Defect Arbitrator within twenty (20) days after a Party submitting a matter pursuant to the terms of this Exhibit D, then Seller and Purchaser shall promptly (but in any event within three (3) days after such twentieth (20th) day after a Party’s submission of such matter) nominate a candidate to be the applicable Defect Arbitrator, and such two (2) candidates so nominated shall together within five (5) days elect and determine the applicable Defect Arbitrator (and if such nominated candidates are unable to agree on the Defect Arbitrator within such five (5)-day period, the Defect Arbitrator will be selected by the Houston, Texas office of the American Arbitration Association). The Defect Arbitrator (i) shall not have worked as an employee, consultant, contractor or outside counsel for any Party or any Affiliate of any Party during the five (5)-year period preceding the arbitration or have any financial interest in the dispute, and (ii) shall satisfy the qualifications set forth in (a) or (b) above, as applicable.

The arbitration proceeding shall be conducted in accordance with, but not under the auspices or jurisdiction of, the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Agreement. The applicable Defect Arbitrator’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding upon the Parties, without right of appeal. With respect to each Disputed Matter, as applicable, the Defect Arbitrator shall rule in favor of either Seller’s position (including as to the amount, if any, owed) with respect to such Disputed Matter or Purchaser’s position (including as to the amount, if any, owed) with respect to such Disputed Matter.

The decision of the Defect Arbitrator shall be rendered in writing and shall be final and binding upon the Parties as to the Disputed Matter. Seller and Purchaser shall each bear their own legal fees and other costs of presenting their case.

The Defect Arbitrator shall not have any authority to award exemplary or punitive damages. The sole forum for the arbitration shall be Harris County, Texas and all hearings shall be conducted in Harris County, Texas. Each Party shall bear one-half of the costs and expenses of arbitration, including reasonable compensation of the Defect Arbitrator.

Neither Seller nor Purchaser subject to this Exhibit D will commence or prosecute any suit or action against the other Party subject to this Exhibit D relating to the Disputed Matter, other than as may be necessary to compel arbitration under this Exhibit D or to enforce the award of the board of arbitration.

In making a determination, the applicable Defect Arbitrator shall be bound by the terms set forth in this Agreement with respect to the Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects and Environmental Defect Amounts, as applicable, or otherwise and may consider such other matters as in the opinion of the applicable Defect Arbitrator are necessary or helpful to make a proper determination. Additionally, the applicable Defect Arbitrator may consult with and engage any disinterested non-party to advise the arbitrator, including title attorneys from other states and petroleum engineers. The applicable Defect Arbitrator shall act as an expert for the limited purpose of determining the specific Disputed Matter submitted by any Party and may not award damages, interest or penalties to any Party with respect to any matter.

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No matters whatsoever, other than the Disputed Matters, are subject to the agreement to arbitrate embodied in this Exhibit D.

Notwithstanding Section 12.6 of this Agreement, Disputed Title Matters shall be governed by and construed in accordance with the Laws of the jurisdiction where the applicable Title Defect Property is located, without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction.

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Exhibit Version

EXHIBIT E

FORM OF AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Registration Rights Agreement (the “Original Agreement”), dated as of May 10, 2018, by and between Talos Energy Inc., a Delaware corporation (the “Company”), and each of the other parties set forth on the signature pages to the Original Agreement (the “Original Holders”), is entered into as of [●], by and between the Company and each of the other parties set forth on the signature pages hereto. The Company and the other parties hereto are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.” Capitalized terms used in this Amendment but not defined herein have the meanings assigned to such terms in the Original Agreement.

WHEREAS, the Company and the Original Holders entered into the Original Agreement on May 10, 2018, pursuant to which, among other things, the Company granted certain registration rights to the Original Holders;

WHEREAS, in consideration of the mutual benefits to be derived from the Acquisitions (as defined herein) and this Amendment, the Company and the parties hereto desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01. Definitions.

(a) Additional Definitions. The following terms are hereby added to the definitions included in Section 1.01 of the Original Agreement:

“Acquisitions” means the transactions contemplated by the (i) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings, LLC, a Delaware limited liability company, (ii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings II, LLC, a Delaware limited liability company, (iii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings III LLC a Delaware limited liability company, and (iv) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and Castex Energy 2014, LLC, a Delaware limited liability company, collectively, including in each case the issuance of Common Stock to any New Riverstone Entity as set forth in any such agreement.

“New Riverstone Entities” means ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, and REL US Partnership, LLC, a Delaware limited liability company.

“Talos Production” means Talos Production Inc., a Delaware corporation.

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(b) Revised Definitions. The following terms defined in the Original Agreement are hereby replaced with the following:

“Agreement” means the Registration Rights Agreement, dated as of May 10, 2018, between the Company and each of the other parties set forth on the signature pages thereto, as amended by the Amendment No. 1 to Registration Rights Agreement, dated as of [●], 2019, and as further amended or otherwise modified from time to time.

“Registrable Securities” means (i) any Common Stock held by any of the Principal Holders and the Legacy Holders or any of their respective Affiliates as of May 10, 2018 (after giving effect to the consummation of the Transactions), (ii) any Common Stock held by any of the New Riverstone Entities as of [●], 2019 that was issued in connection with the consummation of any of the Acquisitions and (iii) any Common Stock of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof. For the avoidance of doubt, any Person that (or whose Common Stock) is managed by a Legacy Holder or by the same investment manager as a Legacy Holder shall be considered an Affiliate of such Legacy Holder for purposes of the definition of “Registrable Securities” in this Agreement.

“Riverstone Entities” means, collectively, Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, and the New Riverstone Entities.

Section 1.02. Registration Rights. Section 2.01 of the Original Agreement is hereby replaced in its entirety as follows:

“Section 2.01. Demand Registration. Upon the written request (a “Notice”) by a Principal Holder, Legacy Holder or any other Holder owning or controlling at least five percent (5%) of the then outstanding Registrable Securities (subject to adjustment pursuant to Section 3.04), the Company shall file with the Commission, as soon as reasonably practicable, but in no event more than 30 days following the receipt of the Notice, a registration statement (each, a “Registration Statement”) under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holders giving such Notice, be a registration statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”)). The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. To the extent the initial Registration Statement is not made on Form S-3, the Company shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Registration Statement on Form S-3 to replace the initial Registration Statement and use its best efforts to cause such subsequent Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2.01 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Holder shall be limited to two demand registrations under this Section 2.01 in any twelve-month period (provided, however, that there shall be no limit on the number of Shelf Registration Statements that may be required by the Holders hereunder), and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company.”

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ARTICLE II

MISCELLANEOUS

Section 2.01. Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 3.11 of the Original Agreement.

Section 2.02. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Amendment by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.03. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 2.04. Governing Law. The laws of the State of New York shall govern this Amendment.

Section 2.05. Severability of Provisions. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 2.06. Effect of the Amendment. Except as amended by this Amendment, all other terms of the Original Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first above written.

TALOS ENERGY INC.

By:
Name:	Timothy S. Duncan
Title:	President and Chief Executive Officer

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AP TALOS ENERGY LLC
a Delaware limited liability company

By:
Name: Christopher R. Gruszczynski
Title: Vice President

AP TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name: Christopher R. Gruszczynski
Title: Vice President

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AP OVERSEAS TALOS HOLDINGS PARTNERSHIP, LLC
a Delaware limited liability company

By:	Apollo Management VII, L.P.,
its manager

By:	AIF VII Management, LLC,
its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

By:	Apollo Commodities Management, L.P., with respect to Series I, its manager

By:	Apollo Commodities Management GP, LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AIF VII (AIV), L.P.
a Delaware limited partnership

By:	Apollo Advisors VII (APO DC), L.P.,
its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC,
its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ANRP DE HOLDINGS, L.P.
a Delaware limited partnership

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC,
its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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RIVERSTONE TALOS ENERGY EQUITYCO LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V FT CORP HOLDINGS, L.P.
a Delaware limited partnership

By:	Riverstone Energy Partners V, L.P., its general partner

By:	Riverstone Energy GP V, LLC its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ILX HOLDINGS, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS III LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P.

By: RIVERSTONE V REL HOLDINGS GP, LLC, its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

REL US PARTNERSHIP, LLC

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts

By:
Name:
Title:

MACKAY SHIELDS LLC, as investment manager on behalf of certain of its clients

By:
Name:
Title:

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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Exhibit Version

EXHIBIT F

FORM OF SELLER GUARANTEE

THIS LIMITED GUARANTEE, dated as of [            ] (this “Limited Guarantee”), is entered into by Riverstone/Carlyle Global Energy and Power Fund V (FT), L.P., a Delaware limited partnership (“Guarantor”) in favor of Talos Production Inc., a Delaware corporation (“Purchaser”). Each of Guarantor and Purchaser are sometimes referred to herein individually as a “Party”, and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the PSA (as defined below).

WHEREAS, Guarantor’s indirect subsidiary, ILX Holdings II, LLC, a Delaware limited liability company (“Seller”), has entered into that certain Purchase and Sale Agreement, dated as of December [ ● ], 2019, with Purchaser and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation (as amended, restated, modified or supplemented from time to time, the “PSA”), pursuant to which Seller is selling and assigning all of the Acquired Membership Interests in each of the Companies to Purchaser; and

WHEREAS, Guarantor is executing this Limited Guarantee to guarantee pursuant to the terms hereof certain potential payment obligations of Seller in favor of Purchaser pursuant to Section 11.2(b) of the PSA during the term of this Limited Guarantee.

NOW, THEREFORE, in order to induce Purchaser to consummate the transactions contemplated by the PSA with Seller, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1.	Limited Guarantee.

(a)

Subject to all of the terms and conditions of this Limited Guarantee, Guarantor hereby irrevocably and unconditionally guarantees to Purchaser the payment of all Damages under Seller’s indemnification obligations in Section 11.2(b) of the PSA, whether now or hereafter existing, in each case, in accordance with the terms, conditions and limitations of the PSA (including the limitations set forth in Section 11.4 of the PSA) when (and only if) the same shall become due and payable by Seller in accordance with the terms of the PSA (collectively, the “Guaranteed Obligations”); provided, however, and notwithstanding anything to the contrary, the maximum aggregate liability of Guarantor hereunder shall not exceed an aggregate sum of ten percent (10%) of the Unadjusted Purchase Price under the PSA (such amount, the “Cap”). In the event any Guaranteed Obligations shall not have been paid by Seller when due, Guarantor shall pay or cause to be paid (subject to the Cap) to Purchaser the unpaid amount of such Guaranteed Obligations that are then due and unpaid within ten (10) Business Days after written demand therefor from Purchaser. Notwithstanding anything to the contrary, to the extent Seller is relieved of any portion of its obligations under the PSA with respect to any of the Guaranteed Obligations, by satisfaction thereof or pursuant to any other written agreement executed by Purchaser (other than, for clarity but not limited to, due to the operation of bankruptcy, insolvency or similar laws), Guarantor shall be relieved of its obligations under this Limited Guarantee to the same extent. This Limited Guarantee may be enforced for the payment of money only.

(b)

Guarantor’s obligations are primary obligations and independent of all of Seller’s obligations to Purchaser. Guarantor, however, shall be entitled to assert any defenses to its obligations based upon acts or failures to act of Purchaser that are available to Seller under the PSA and, in no event shall Guarantor’s liability under this Limited Guarantee be greater than Seller’s liability under Article 11 of the PSA. Upon default by Seller with respect to any of the Guaranteed Obligations, Purchaser shall have no obligation to proceed against Seller, and may proceed directly against Guarantor without

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proceeding or exhausting any right to take any action against Seller or its assets or any other Person or pursuing any other remedy. Guarantor irrevocably waives acceptance hereof, diligence, presentment, demand, protest, notice of dishonor, notice of any sale of collateral and any notice not provided for herein. Guarantor further agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel costs, fees and expenses) incurred by Purchaser in enforcing and/or preserving its rights under this Limited Guarantee, which amount shall not be included in the calculation of the aggregate liability of Guaranteed Obligations subject to the Cap.

2.	Changes in Guaranteed Obligations; Certain Waivers.

(a)

This Limited Guarantee is an absolute and irrevocable guarantee of the full payment of the Guaranteed Obligations (subject to the terms and conditions hereof, and of the PSA) and not of the collectability of the Guaranteed Obligations only. The Guaranteed Obligations shall not be released, diminished, impaired or reduced by the occurrence of any one or more of the following events: (i) the taking or accepting of any security or other guarantee for the Guaranteed Obligations, and the existence, or extent of, any release, exchange, surrender, non-perfection or invalidity of any direct or indirect security for any of the Guaranteed Obligations; (ii) any change in the corporate existence (including its organizational documents, laws, rules, regulations or powers), structure or ownership of Seller or Guarantor, or the insolvency, bankruptcy, reorganization or other similar proceeding affecting any Person at any time liable for the performance of the Guaranteed Obligations, including Seller or Guarantor, or any of their respective assets; (iii) any modification, amendment, restatement, waiver, extension or rearrangement of or supplement to the PSA or the Guaranteed Obligations, in each case, that is made with the consent of Seller; (iv) the existence of any claim, set-off or other rights which Guarantor may have at any time against Purchaser, Seller or any other Person, whether in connection herewith or in connection with any unrelated transaction; (v) the invalidity or unenforceability in whole or in part of the PSA or any Guaranteed Obligations, or any provision of applicable Law purporting to prohibit payment by Seller of amounts to be paid by it under the PSA or any of the Guaranteed Obligations; or (vi) any other act or omission of Seller that may in any manner vary the risk of or to Guarantor or otherwise operate as a discharge of Guarantor as a matter of law or equity (other than as a result of payment of the Guaranteed Obligations in accordance with their terms).

(b)

Notwithstanding the foregoing, Guarantor does not waive (i) any defenses arising from actual fraud, gross negligence or willful misconduct by Purchaser or any of its Affiliates that are available to Seller under the PSA or (ii) any defenses, limitations, deductibles, thresholds, caps, disclaimers or conditions precedent to the payment of the Guaranteed Obligations that are available to Seller under the PSA, including without limitation pursuant to Section 11.4 of the PSA. Nothing in this Limited Guarantee shall limit or otherwise affect the rights of Seller under the terms of the PSA.

(c)

If all or any part of any payment to or for the benefit of Purchaser in respect of the Guaranteed Obligations shall be invalidated, declared to be fraudulent or preferential, set aside or required for any reason to be repaid or paid to a trustee, receiver or other third Person, then any Guaranteed Obligations that otherwise would have been satisfied by that payment or partial payment shall be revived and continue in full force and effect for purposes hereof as if that payment had not been made.

(d)

In the event that acceleration of the time for payment of any amount payable by Seller under the PSA is stayed upon the insolvency, bankruptcy or reorganization of Seller, all such undisputed amounts otherwise subject to acceleration or required to be paid upon an early termination pursuant to the terms of the PSA shall nonetheless be payable (subject to the Cap) by Guarantor hereunder on receipt by Guarantor of a written demand by Purchaser.

3.	Termination.

(a)

This is a continuing guarantee and will remain in full force and effect until, subject to Section 3(b) below, the earliest to occur of (i) all of the Guaranteed Obligations have been fully and finally paid and

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performed or excused under the terms of the PSA, (ii) the twelve (12) month anniversary of the Closing Date, (iii) the termination of this Limited Guarantee by mutual agreement of Purchaser and Guarantor and (iv) payment by Guarantor hereunder of an amount equal to the Cap (any such event, a “Termination”).

(b)

Upon any Termination, Guarantor shall be fully released and discharged from all of its obligations hereunder, and no Person shall have any rights or claims under this Limited Guarantee, or in respect of any oral representations made or alleged to be made in connection herewith, whether at law or equity, in contract, in tort or otherwise; provided that, notwithstanding anything contained in this Limited Guarantee to the contrary, (i) if any bona fide claim of Guaranteed Obligations is asserted pursuant to this Limited Guarantee prior to the Termination, this Limited Guarantee shall not be terminated with respect to such bona fide claim until the final resolution of such bona fide claim, and (ii) this Limited Guarantee shall not be terminated with respect to any Guaranteed Obligations accruing pursuant to Section 11.2(b)(iii)(A) or Section 11.2(b)(iii)(B) of the PSA, if prior to the twelve (12) month anniversary of the Closing Date Purchaser notifies Guarantor that Purchaser is not reasonably satisfied that the Indemnified Liabilities under Section 11.2(b)(iii)(A) or Section 11.2(b)(iii)(B) of the PSA are fully resolved without any obligation, liability or Damage to the Purchaser Indemnified Parties, in which event this Limited Guarantee shall not be terminated with respect thereto until Purchaser is reasonably satisfied that such Indemnified Liabilities have been finally and fully resolved without any obligation, liability or Damage to the Purchaser Indemnified Parties. For the avoidance of doubt, if Seller provides Purchaser with written notice establishing (as Purchaser shall in good faith determine) that (i) the Ridgewood MSA has been terminated without recourse as to the Companies or (ii) the Preferential Purchase Right or right to participate in the bidding for a sale with respect to any of the Companies, the Company Assets or the Acquired Membership Interests held by Ridgewood pursuant to that certain Amended and Restated Participation Agreement, dated as of February 10, 2016, by and between Seller and Ridgewood has been satisfied or is released by Ridgewood, then, in each case, this Limited Guarantee shall be terminated as to the applicable Indemnified Liabilities under Section 11.2(b)(iii)(A) or Section 11.2(b)(iii)(B) of the PSA as to which such notice applies and Purchaser shall no longer be entitled to make any claims under this Limited Guarantee with respect to such Indemnified Liabilities.

4.

Sole Recourse. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith or otherwise, and notwithstanding the fact that Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, Purchaser agrees that no Person other than Guarantor has any obligations hereunder, and no Person other than Purchaser or its respective successors or assigns has any right of recovery hereunder against, and no personal liability shall attach hereunder to, any Released Person, whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of Seller against Guarantor or any Released Person, by or through Purchaser or any of its Affiliates (including Purchaser Parent) against any Released Person, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Law, or otherwise. Recourse against Guarantor shall be the sole and exclusive remedy of Purchaser and all of its Affiliates (including Purchaser Parent) with respect to this Limited Guarantee, and Purchaser hereby irrevocably covenants and agrees that it shall not institute, directly or indirectly, and shall cause its Affiliates not to institute, any proceeding or bring any claim arising under, or in connection with, the PSA against Guarantor or any Released Person (whether by or through attempted piercing of the entity veil or otherwise), other than claims of Purchaser (a) against Guarantor under this Limited Guarantee or (b) against Seller and its sucessors and assigns under the PSA, as applicable. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person other than Purchaser any rights or remedies against any Person, including Guarantor, except as expressly set forth herein. “Released Persons” means any former, current or future, direct or indirect, director, officer, partner, manager, member, employee, agent or Affiliate of Guarantor, Riverstone or any Riverstone Portfolio Company, any former, current or future, direct or indirect, holder of any equity interests or other securities of Guarantor, Riverstone or any Riverstone Portfolio Company

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(whether such holder is a limited or general partner, member, stockholder or otherwise), any former, current or future assignee of Guarantor or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, Affiliate, controlling person, representative, successor or assignee of any of the foregoing; provided that, notwithstanding anything to the contrary in this definition, “Released Persons” shall not include Guarantor.

5.

Representations and Warranties. Guarantor represents and warrants to Purchaser as of the date first written above the following: (a) Guarantor is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware; (b) Guarantor has the requisite power to enter into and perform its obligations under this Limited Guarantee; (c) the execution, delivery and performance of this Limited Guarantee have been duly and validly authorized by all requisite action on the part of Guarantor; (d) this Limited Guarantee has been duly executed and delivered by Guarantor and constitutes a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (e) the execution, delivery and performance of this Limited Guarantee will not violate any provision of the Organizational Documents of Guarantor or any Laws applicable to Guarantor or any contractual restriction binding on Guarantor; and (f) the execution, delivery and performance of this Limited Guarantee by Guarantor will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

6.

Notices. All notices, statements, payments and other communications that are required or may be given pursuant to this Limited Guarantee shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Guarantor:

Riverstone/Carlyle Global Energy and Power Fund V (FT), L.P.

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423 Email: jeff.munoz@lw.com

If to Purchaser:	Talos Production Inc. 333 Clay St., Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com; lspottswood@velaw.com

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Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

7.	Miscellaneous.

(a)	This Limited Guarantee may only be amended by an agreement in writing signed by Guarantor and Purchaser and expressly identified as an amendment or modification.

(b)

This Limited Guarantee is for the benefit of Purchaser, and this Limited Guarantee shall not otherwise be deemed to confer upon or give to any other Person any right, claim, cause of action or other interest herein.

(c)	The headings and titles contained in this Limited Guarantee are for convenience purposes only and will not in any way affect the interpretation hereof.

(d)

If any provisions of this Limited Guarantee or the application thereof to any Person or circumstance shall for any reason and to any extent be invalid or unenforceable, neither the remainder of this Limited Guarantee nor the application of such provision to other Person(s) or circumstances shall be affected thereby, but shall be enforced to the extent permitted by applicable Law. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(e)

Neither Guarantor nor Purchaser may assign any of its rights or obligations hereunder without the prior written consent of the other Party; provided that Purchaser may assign its rights hereunder to a wholly owned direct or indirect subsidiary (for the avoidance of doubt, such assignment shall only be permitted for so long as such assignee remains a wholly owned direct or indirect subsidiary of Purchaser Parent) or pursuant to any pledge or security agreement to its creditors. Any assignment made without such consent shall be void.

(f)

This Limited Guarantee may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Limited Guarantee.

(g)

Each of Guarantor and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Limited Guarantee is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Limited Guarantee shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Limited Guarantee or any particular provision thereof.

(h)

This Limited Guarantee constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

(i)

Any of the terms of this Limited Guarantee and any condition to a Party’s obligations hereunder may be waived only in writing by such Party specifically stating that it waives a term or condition hereof.

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No waiver by a Party of any one or more conditions or defaults by the other in performance of any of the provisions of this Limited Guarantee shall operate or be construed as a waiver of any future conditions or defaults, whether of a like or different character, nor shall the waiver constitute a continuing waiver unless otherwise expressly provided in writing.

(j)

The rights, powers, remedies and privileges provided in this Limited Guarantee are cumulative and exccept as expressly provided for herein, not exclusive of any rights, powers, remedies and privileges provided by Law and any other agreement.

8.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

This Limited Guarantee and any claim, controversy, dispute or cause of action based upon, arising out of or relating to this Limited Guarantee shall be governed, construed and enforced in accordance with the laws of the State of New York, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

(b)

Each of the Parties irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County in the State of New York, and any appellate court from any thereof, for the purposes of any suit, action or other proceeding arising out of this Limited Guarantee.

(c)

Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Limited Guarantee in any New York State court or Federal court of the United States of America sitting in New York County in the State of New York, and any appellate court from any thereof, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum or an improper venue.

(d)

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LIMITED GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY BOTH PARTIES TO THIS LIMITED GUARANTEE.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Limited Guarantee has been signed by each of the Parties as of the date first written above.

RIVERSTONE/CARLYLE GLOBAL ENERGY AND POWER FUND V (FT), L.P.

By:	[ ● ], its [ ● ]

By:
Name:
Title:

Acknowledged and agreed by:

TALOS PRODUCTION INC.

By:
Name: Title:

[Signature Page to ILX II Limited Guarantee]

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Exhibit Version

EXHIBIT G

FORM OF EXCLUDED ASSETS ASSIGNMENT

This Excluded Assets Assignment (this “Assignment”), executed as of [●], 2020 and immediately prior to the closing (the “Closing”) of the transactions contemplated by the PSA (as defined below), is made by and between ILX Holdings II, LLC, a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019 (“Assignee”), and each of the entities listed on Exhibit A attached hereto (collectively, “Assignor”), each a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019. Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA.

BACKGROUND:

A. Pursuant to Section 1.3 of that certain Purchase and Sale Agreement, by and among Assignee, Talos Production Inc., a Delaware corporation (“Purchaser”), and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation, dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”), the parties thereto agreed that Assignee would cause Assignor to assign to Assignee the Assets (as defined below).

B. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Assets.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Assignor, effective as of immediately prior to the Closing, hereby grants, bargains, sells, assigns, conveys and delivers to Assignee all of Assignor’s right, title and interest in and to, and all of its obligations under, arising out of, or relating to, the following described assets (collectively, the “Assets”):

(a) the Excluded Company Records (as defined below);

(b) subject to Section 1.4 of the PSA, all trade credits, all accounts, all receivables of Assignor and all other proceeds, income or revenues of Assignor attributable to the Company Assets and attributable to any period of time prior to the Effective Time;

(c) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i) of the PSA, Assignor’s right with respect to all claims and causes of action of Assignor arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(d) subject to Section 5.13 of the PSA, all rights and interests of Assignor (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

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(e) subject to Section 1.4 of the PSA, Assignor’s rights with respect to all Hydrocarbons produced and sold from the Company Assets with respect to all periods prior to the Effective Time (except for all Hydrocarbons for which Assignee receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a) of the PSA);

(f) all of Assignor’s personal computers and associated peripherals;

(g) all of Assignor’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(h) to the extent transferable, all Seismic Data of Assignor;

(i) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(j) Assignee’s or its Affiliates’ (including Assignor’s) Loan instruments or any other indebtedness for borrowed money;

(k) any assets that are excluded from the transactions contemplated under the PSA pursuant to the terms of the PSA;

(l) to the extent transferable, all surety agreements and similar agreements, bonds, letters of credit, guarantees and other items of credit support, including those listed on Schedule 3.30(a) and Schedule 3.30(b) to the PSA, and to the extent not transferable, the right to receive all proceeds associated with the foregoing;

(m) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument established or maintained, whether held by Assignor or any other Person on behalf of Assignor, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of Assignor, including those listed on Exhibit B attached hereto;

(n) all revenues and other amounts to which Assignee is entitled pursuant to Section 1.4 of the PSA;

(o) the Ridgewood MSA; and

(p) any assets described on Exhibit C attached hereto.

TO HAVE AND TO HOLD the Assets, together with all rights, titles, interests, estates, remedies, powers, privileges, and appurtenances in any way appertaining or belonging thereto, unto Assignee, and its successors and assigns, forever, subject to the terms of this Assignment and the PSA.

2. Defined Terms. The following terms and expressions shall have the meanings set forth hereinafter:

“Excluded Company Records” means:

(a) all legal records and legal files of Assignee and Assignor and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Assignee’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(b) Assignee’s Income Tax Returns, Consolidated Group Tax Returns and other Tax Returns or other income Tax information of Assignee not related to the Company Assets;

(c) all financial and legal records of Assignee or its Affiliates (other than Assignor) and all of Assignee’s and its Affiliates’ (other than Assignor’s) corporate minute books and other business records (to the extent not pertaining primarily to Assignor);

(d) all emails and other correspondence by Assignee’s, its Affiliates’ and Riverstone personnel with respect to Assignee, Assignor, the Company Assets and the Company Business in any way; and

(e) all documents, data and records prepared or received by Assignee, Assignor or any of their Affiliates relating to the sale of the Acquired Membership Interests, Assignor and the Company Businesses, including (i) lists of prospective purchasers for such transactions compiled by Assignee or its Affiliates, (ii) bids

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received from and records of negotiations with third Persons constituting prospective purchasers, (iii) analyses by Assignee or its Affiliates of any bids submitted by any prospective purchaser, (iv) correspondence between or among Assignee, its representatives, and any prospective purchaser but excluding communications between Assignee or Assignor (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (v) correspondence between Assignee or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by the PSA.

3. Acceptance by Assignee. Subject to the terms of the PSA, as of immediately prior to the Closing, Assignee does hereby accept the assignment, transfer and conveyance of the Assets, assume any and all of Assignor’s duties and obligations and all Damages with respect to the Assets, and agrees to be bound by all express and implied covenants, rights, benefits, conditions, obligations, and liabilities with respect to the Assets.

4. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

5. Limitations.

(a) Assignor (i) makes no representations or warranties, express or implied, with respect to the Assets or the transactions contemplated hereby, and (ii) expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Assignee or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Assignee by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Assignor or any of its Affiliates or related Persons).

(b) ASSIGNOR (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE, AND THAT THE ASSETS ARE BEING ASSIGNED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

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(c) ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS ASSIGNMENT AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

6. PSA. This Assignment is made subject to the PSA. Nothing in this Assignment shall supersede, enlarge, diminish, waive or modify any term of the PSA or of the other documents contemplated therein. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

7. Subrogation. With respect to Assignee’s acceptance and assumption of the ownership and obligations with respect to the Assets, to the extent permitted by Law, Assignee shall be subrogated to Assignor’s rights in and to the representations, warranties and covenants given by Assignor’s predecessors in title with respect to the Assets, and Assignor hereby grants and transfers to Assignee, its respective successors and assigns, to the extent so transferable and permitted by Law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets.

8. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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EXECUTED on this      day of                     , 2020.

ASSIGNOR:
[ ]

By:
Name:
Title:

ASSIGNEE:
ILX HOLDINGS II, LLC

By:
Name:
Title:

Signature Page to ILX II PSA Excluded Assets Assignment

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EXHIBIT A

COMPANIES1

[1]	NTD: To conform to Exhibit B of the PSA.

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EXHIBIT B

SINKING FUNDS2

[2]	NTD: To conform to Schedule A to the PSA.

A-II-126

EXHIBIT C

SPECIFIED ASSETS3

[3]	NTD: To conform to Annex 1, Part E to the PSA.

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FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”), is dated as of February 24, 2020, by and among ILX Holdings II, LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Parties are parties to that certain Purchase and Sale Agreement, dated as of December 10, 2019 (the “Purchase Agreement”), by and among Seller, Purchaser, and, and solely with respect to its obligations related to the Purchaser Parent Shares (as defined in the Purchase Agreement), Purchaser Parent;

WHEREAS, the Parties desire to amend certain provisions of the Purchase Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to Section 12.12 of the Purchase Agreement, the Purchase Agreement must be amended or modified by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification; and

WHEREAS, concurrently with the execution of this Amendment, Purchaser Parent is entering into an amendment to its Stockholders’ Agreement, dated as of May 10, 2018, by and among Purchaser Parent, the Apollo Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment) and the Riverstone Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment), which amendment shall only be effective upon the closing of the transactions contemplated by the Purchase Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

2.	Amendments. The Purchase Agreement is hereby amended as follows:

a.	Section 1.2 is hereby amended to add the following term in appropriate alphabetical order:

““Amendment” means that certain Amendment to this Agreement, dated as of February 24, 2020, by and among Seller, Purchaser and Purchaser Parent.”

Additionally, all applicable Section references contained in Section 1.2 and in the “Index of Defined Terms” located in the Purchase Agreement are automatically updated and corrected in accordance with the additional defined term added to Section 1.2 of the Purchase Agreement by this Amendment. The “Index of Defined Terms” is also updated to include a row for the term “Certificate of Designation”, which is defined in Section 2.1(a) of the Purchase Agreement (as amended by this Amendment).

b.	Section 1.2 is hereby amended to delete the defined term “Effective Time” in its entirety and replace such term with the following:

““Effective Time” means 12:01 a.m., prevailing Central Time, on July 1, 2019.”

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c.	The first sentence of Section 2.1(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The purchase price for the Acquired Membership Interests shall be equal to $260,500,000.00 (the “Unadjusted Purchase Price”), consisting of (i) $158,000,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 45,100 shares of Series A Convertible Preferred Stock (as defined in the Certificate of Designation) of Purchaser Parent, par value $0.01 per share, having the terms set forth in a Certificate of Designation substantially in the form attached as Exhibit I hereof (such Certificate of Designation, the “Certificate of Designation” and such shares, the “Purchaser Parent Shares”).”

d.	Section 4.3 of the Purchase Agreement is hereby amended to add the following sentence to the end of such section:

“Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the execution date of the Amendment, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the common stock of Purchaser Parent to be issued upon conversion of the Purchaser Parent Shares into common stock of Purchaser Parent, have executed and delivered, prior to the execution of the Amendment, an irrevocable written consent to such conversion and the issuance of common stock of Purchaser Parent upon such conversion.”

e.	The last sentence of Section 4.7 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its preferred stock to enable it to issue the Purchaser Parent Shares to Seller. Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the shares of common stock issuable upon conversion of the Purchaser Parent Shares.”

f.	Section 4.12 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 4.12    Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized as of the date of the Amendment, and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, as amended by the Certificate of Designation, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.”

g.	The last sentence of Section 4.15 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Subject to the receipt of the New York Stock Exchange listing approval with respect to the common stock issuable upon conversion of the Purchaser Parent Shares, the issuance, sale and conversion of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.”

h.	Section 5.14 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.14    Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the common stock issuable upon conversion of the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.”

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i.	Section 5.16 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.16    Preparation of Information Statement. As promptly as reasonably practicable after the date of the Amendment, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement (including, to the extent required in either a preliminary or definitive filing of the Information Statement, audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31, 2019 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for each of the years in the three-year period ended December 31, 2019) and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser Parent will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party. For the avoidance of doubt, the covenants set forth in this Section 5.16 shall survive the Closing until fully performed.”

j.	Each of Section 7.1(f) and Section 7.2(f) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(f)    [Intentionally Omitted].”

k.	Section 7.1(g) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(g)    NYSE Listing. The common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;”

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l.	Section 8.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 8.1    Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) February 28, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”).”

m.	Section 8.3 of the Purchase Agreement is hereby amended to amend and restate the existing subsections (g) and (h), and to add a new subsection (i), which amendments read as follows:

“(g) the Closing Settlement Statement, duly executed by Purchaser;

(h) evidence that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware; and

(i) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.”

n.	Section 12.2 of the Purchase Amendment, with respect to the notice addresses for Purchaser and/or Purchaser Parent, is hereby amended and restated as follows:

“If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Shay Kuperman; Lande Spottswood

Telephone: (713) 758-4762; (713) 758-2326

Email: skuperman@velaw.com; lspottswood@velaw.com”

o.	The Purchase Agreement is hereby amended to replace Exhibit E thereto with Exhibit E hereto, and to include an Exhibit I in the form attached as Exhibit I hereto, respectively.

p.

Schedule 5.10 to the Purchase Agreement is hereby amended to delete in its entirety the reference to a Consulting Agreement, dated July 27, 2019, between Ridgewood Energy Corporation and Risked Revenue Energy Associates.

3.

References. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as further amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

4.

Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Purchase Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

5.

Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party electronically or by facsimile transmission shall be deemed an original signature hereto.

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6.

Miscellaneous. The terms and provisions of Sections 5.8 (Further Assurances), 12.2 (Notices), 12.3 (Expenses), 12.6 (Governing Law), 12.7 (Dispute Resolution), 12.8 (Captions), 12.9 (Waivers), 12.10 (Assignment), 12.11 (Entire Agreement), 12.12 (Amendment), 12.13 (No Third Person Beneficiaries), 12.14 (Headings), 12.15 (References), 12.16 (Construction), and 12.19 (Time of Essence) of the Purchase Agreement (as amended by this Amendment) are incorporated into this Amendment, mutatis mutandis.

[Signature pages follow]

A-II-132

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties as of the date first above written.

SELLER:

ILX HOLDINGS II, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-II-133

PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan Title: President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-II-134

Exhibit E

FORM OF AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

[See attached.]

EXHIBIT E

A-II-135

Exhibit I

FORM OF CERTIFICATE OF DESIGNATION

[See attached.]

EXHIBIT I

A-II-136

Annex A-III

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

BY AND AMONG

ILX HOLDINGS III LLC,

AND

TALOS PRODUCTION INC.,

AND,

SOLELY WITH RESPECT TO ITS OBLIGATIONS RELATED TO THE PURCHASER PARENT SHARES,

TALOS ENERGY INC.

DATED AS OF DECEMBER 10, 2019

Page

ARTICLE 1 PURCHASE AND SALE		A-III-1

Section 1.1	Purchase and Sale	A-III-1
Section 1.2	Certain Definitions	A-III-1
Section 1.3	Excluded Assets	A-III-17
Section 1.4	Revenues and Expenses	A-III-17

ARTICLE 2 PURCHASE PRICE		A-III-18

Section 2.1	Purchase Price	A-III-18
Section 2.2	Allocated Values; Income Tax Treatment of Purchase Price	A-III-18
Section 2.3	Adjustments to Cash Purchase Price	A-III-20
Section 2.4	Closing Cash Payment and Post-Closing Purchase Price Adjustments	A-III-21

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER		A-III-23

Section 3.1	Seller	A-III-23
Section 3.2	The Companies	A-III-24
Section 3.3	Subsidiaries	A-III-25
Section 3.4	Financial Statements	A-III-25
Section 3.5	Labor and Employee Benefits Matters	A-III-25
Section 3.6	Litigation	A-III-26
Section 3.7	Taxes	A-III-26
Section 3.8	Environmental Matters	A-III-27
Section 3.9	Compliance with Laws	A-III-28
Section 3.10	Material Contracts	A-III-28
Section 3.11	Consents and Preferential Purchase Rights	A-III-29
Section 3.12	Liability for Brokers’ Fees	A-III-29
Section 3.13	Outstanding Capital Commitments	A-III-29
Section 3.14	Absence of Certain Changes	A-III-29
Section 3.15	Permits	A-III-29
Section 3.16	Assets of Company Businesses	A-III-29
Section 3.17	Insurance	A-III-30
Section 3.18	Absence of Undisclosed Liabilities	A-III-30
Section 3.19	Payout Balances and Take or Pay	A-III-30
Section 3.20	Non-Consent	A-III-30
Section 3.21	Wells	A-III-30
Section 3.22	Imbalances	A-III-31
Section 3.23	Royalties	A-III-31
Section 3.24	Leases	A-III-31
Section 3.25	Non-Operation	A-III-31
Section 3.26	Bankruptcy	A-III-31
Section 3.27	Bank Accounts	A-III-31
Section 3.28	Intellectual Property	A-III-32
Section 3.29	Casualty Losses	A-III-32
Section 3.30	Bonds; Letters of Credit and Guarantees	A-III-32
Section 3.31	Limitations	A-III-32
Section 3.32	Information Supplied	A-III-34
Section 3.33	Specified Matters	A-III-35

A-III-i

Page
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT		A-III-35

Section 4.1	Existence and Qualification	A-III-35
Section 4.2	Power	A-III-35
Section 4.3	Authorization and Enforceability	A-III-35
Section 4.4	No Conflicts	A-III-36
Section 4.5	Consents, Approvals or Waivers	A-III-36
Section 4.6	Litigation	A-III-36
Section 4.7	Financing	A-III-36
Section 4.8	Investment Intent	A-III-36
Section 4.9	Independent Investigation	A-III-37
Section 4.10	Liability for Brokers’ Fees	A-III-37
Section 4.11	Qualification	A-III-37
Section 4.12	Issuance of Purchaser Parent Shares	A-III-37
Section 4.13	SEC Reports	A-III-37
Section 4.14	Investment Company	A-III-38
Section 4.15	NYSE Listing	A-III-38
Section 4.16	Bankruptcy	A-III-38
Section 4.17	Information Supplied	A-III-38

ARTICLE 5 COVENANTS OF THE PARTIES		A-III-38

Section 5.1	Press Releases and Disclosures	A-III-38
Section 5.2	Operation of Business	A-III-39
Section 5.3	Conduct of the Companies	A-III-41
Section 5.4	Update of Schedules	A-III-43
Section 5.5	Commercially Reasonable Efforts; Further Action	A-III-43
Section 5.6	Intercompany Indebtedness	A-III-44
Section 5.7	Hedges	A-III-44
Section 5.8	Further Assurances	A-III-44
Section 5.9	Replacement of Bonds, Letters of Credit and Guarantees	A-III-44
Section 5.10	Certain Affiliate Transactions	A-III-45
Section 5.11	Preferential Purchase Rights; Consents	A-III-45
Section 5.12	Release	A-III-47
Section 5.13	Casualty and Condemnation	A-III-47
Section 5.14	Purchaser Parent Shares	A-III-47
Section 5.15	Cooperation with Purchaser Parent Securities Filings	A-III-47
Section 5.16	Preparation of Information Statement	A-III-48
Section 5.17	Distributions	A-III-49
Section 5.18	R&W Policy	A-III-49

ARTICLE 6 EXAMINATION OF TITLE AND PROPERTIES		A-III-49

Section 6.1	Access	A-III-49
Section 6.2	Environmental Inspection	A-III-50
Section 6.3	Exclusive Remedy	A-III-51
Section 6.4	Notice of Title Defects and Title Benefits; Remedies	A-III-52
Section 6.5	Title Defect Amount; Title Benefit Amount; Adjustments	A-III-52
Section 6.6	Notice of Environmental Defects; Remedies	A-III-54
Section 6.7	Title and Environmental Dispute Resolution	A-III-55
Section 6.8	Special Warranty of Defensible Title	A-III-56

A-III-ii

Page
ARTICLE 7 CONDITIONS TO CLOSING		A-III-56

Section 7.1	Conditions of Seller to Closing	A-III-56
Section 7.2	Conditions of Purchaser to Closing	A-III-57

ARTICLE 8 CLOSING		A-III-58

Section 8.1	Time and Place of Closing	A-III-58
Section 8.2	Obligations of Seller at Closing	A-III-59
Section 8.3	Obligations of Purchaser at Closing	A-III-60

ARTICLE 9 TAX MATTERS		A-III-60

Section 9.1	Withholding	A-III-60
Section 9.2	Tax Returns	A-III-60
Section 9.3	Proration of Straddle Period Taxes	A-III-61
Section 9.4	Cooperation on Tax Returns and Tax Proceedings	A-III-61
Section 9.5	Transfer Taxes	A-III-62
Section 9.6	Tax Refunds	A-III-62

ARTICLE 10 TERMINATION		A-III-62

Section 10.1	Termination	A-III-62
Section 10.2	Effect of Termination	A-III-62

ARTICLE 11 ASSUMPTION; INDEMNIFICATION; LIMITATIONS		A-III-64

Section 11.1	[Reserved]	A-III-64
Section 11.2	Indemnification	A-III-64
Section 11.3	Indemnification Actions	A-III-66
Section 11.4	Limitation on Actions	A-III-68

ARTICLE 12 MISCELLANEOUS		A-III-70

Section 12.1	Counterparts	A-III-70
Section 12.2	Notices	A-III-71
Section 12.3	Expenses	A-III-71
Section 12.4	Records	A-III-72
Section 12.5	Name Change	A-III-72
Section 12.6	Governing Law	A-III-72
Section 12.7	Dispute Resolution	A-III-72
Section 12.8	Captions	A-III-72
Section 12.9	Waivers	A-III-72
Section 12.10	Assignment	A-III-73
Section 12.11	Entire Agreement	A-III-73
Section 12.12	Amendment	A-III-73
Section 12.13	No Third-Person Beneficiaries	A-III-73
Section 12.14	Headings	A-III-73
Section 12.15	References	A-III-73
Section 12.16	Construction	A-III-73
Section 12.17	Limitation on Damages	A-III-74
Section 12.18	Specific Performance	A-III-74
Section 12.19	Time of Essence	A-III-74

A-III-iii

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Companies
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Intentionally Omitted
Exhibit G	Form of Excluded Assets Assignment
Exhibit H	R&W Policy

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees
Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters

A-III-iv

Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Companies
Schedule 5.10	Affiliate Transactions
Schedule 11.2	Indemnified Liabilities

A-III-v

Index of Defined Terms

Accounting Arbitrator	Section 2.2(b)(iii)
Accounting Principles	Section 1.2(a)
Acquired Membership Interests	Recitals
Adjustment Notice	Section 2.4(b)
Affiliate	Section 1.2(b)
Affiliate Contract	Section 1.2(ccc)(xv)
Affiliate Transactions	Section 5.10
Agreed Rate	Section 1.2(c)
Agreement	Preamble
Allocated Value	Section 2.2(a)
Allocation Objection Notice	Section 2.2(b)(ii)
Antitrust Laws	Section 1.2(d)
Asset Taxes	Section 1.2(e)
Assignment of Interests	Section 8.2(a)
Benefit Plan	Section 1.2(f)
BOEM	Section 1.2(g)
BSEE	Section 1.2(h)
Burdens	Section 1.2(i)
Business Day	Section 1.2(j)
Cash Purchase Price	Section 2.1(a)
Casualty Loss	Section 5.13
Claim	Section 11.3(b)
Claim Notice	Section 11.3(b)
Closing	Section 8.1
Closing Cash Payment	Section 2.4(a)
Closing Date	Section 8.1
Closing Settlement Statement	Section 2.4(a)
Code	Section 1.2(k)
Company or Companies	Section 1.2(l)
Company Assets	Section 1.2(m)
Company Business or Company Businesses	Section 1.2(n)
Company Contract	Section 1.2(o)
Company Derivatives	Section 1.2(p)
Company Leases	Section 1.2(m)(i)
Company Operating Expenses	Section 1.2(q)
Company Personal Property	Section 1.2(m)(vii)
Company Properties	Section 1.2(m)(iii)
Company Records	Section 1.2(r)
Company Rights-of-Way	Section 1.2(m)(vi)
Company Units	Section 1.2(m)(iii)
Company Wells	Section 1.2(m)(ii)
Confidentiality Agreement	Section 1.2(s)
Consent	Section 3.11(b)
Consolidated Group	Section 1.2(t)
Controlled Group Liabilities	Section 1.2(u)
Cure Period	Section 1.2(w)
Customary Post-Closing Consents	Section 1.2(x)
Cut-Off Date	Section 1.4(c)
Damages	Section 11.2(d)
Decommission or Decommissioning	Section 1.2(y)

A-III-vi

Defect Arbitrator	Exhibit D
Defect Escrow Account	Section 1.2(z)
Defensible Title	Section 1.2(aa)
Deposit	Section 2.1(c)
Derivatives	Section 5.7
Determination Date	Section 2.4(b)(ii)
Dispute Auditor	Section 2.4(b)(ii)
Disputed Amount	Section 6.7
Disputed Environmental Matter	Section 6.7
Disputed Matter	Section 6.7
Disputed Title Matter	Section 6.7
DOJ	Section 5.5
Effective Time	Section 1.2(bb)
Environmental Arbitrator	Exhibit D
Environmental Defect	Section 1.2(cc)
Environmental Defect Amount	Section 1.2(dd)
Environmental Defect Deadline	Section 6.6(a)
Environmental Defect Property	Section 6.6(b)
Environmental Deductible	Section 6.6(d)
Environmental Dispute Election	Section 6.6(c)
Environmental Laws	Section 1.2(ee)
Environmental Liabilities	Section 1.2(ff)
Environmental Notice	Section 1.2(gg)
Environmental Threshold	Section 6.5(c)
ERISA	Section 1.2(hh)
ERISA Affiliate	Section 1.2(ii)
Escrow Account	Section 1.2(jj)
Escrow Agent	Section 1.2(kk)
Escrow Agreement	Section 1.2(ll)
Exchange Act	Section 4.5
Excluded Assets	Section 1.2(mm)
Excluded Assets Assignment	Section 1.2(nn)
Excluded Company Records	Section 1.2(r)(v)
Execution Date	Preamble
Financial Statements	Section 1.2(oo)
Final Allocation	Section 2.2(b)(iv)
Financing	Section 4.7
FTC	Section 5.5
Fundamental Representations	Section 11.4(a)
Governmental Authority	Section 1.2(pp)
Hard Consent	Section 5.11(b)(i)
Hazardous Materials	Section 1.2(qq)
HSR Act	Section 1.2(rr)
Hydrocarbons	Section 1.2(ss)
Imbalance	Section 1.2(tt)
INC	Section 1.2(uu)
Included Title Defect Properties	Section 6.4(b)(ii)
Income Taxes	Section 1.2(vv)
Indemnified Liabilities	Section 11.2(b)(iii)
Indemnified Person	Section 11.3(a)
Indemnifying Person	Section 11.3(a)
Information Statement	Section 5.16

A-III-vii

Intellectual Property	Section 1.2(ww)
Intended Tax Treatment	Section 2.2(b)(i)
Interim Breach	Section 11.2(b)(ii)
Interim Breach Provision	Section 11.2(b)(ii)
Laws	Section 1.2(xx)
Lease Annex	Section 1.2(yy)
Liens	Section 1.2(zz)
Loan	Section 1.2(aaa)
Lowest Cost Response	Section 1.2(bbb)
Material Adverse Effect	Section 3.31(e)
Material Contract	Section 1.2(ccc)
Net Revenue Interest	Section 1.2(ddd)
NORM	Section 3.8
Organizational Documents	Section 1.2(eee)
Other PSA	Section 1.2(fff)
Outside Date	Section 10.1(c)
Party or Parties	Preamble
Permits	Section 1.2(ggg)
Permitted Encumbrance	Section 1.2(hhh)
Permitted Interest Encumbrance	Section 1.2(iii)
Person	Section 1.2(jjj)
Phase I Activities	Section 1.2(kkk)
Post-Closing Statement	Section 2.4(b)
Pre-Effective Date Period	Section 1.2(lll)
Preferential Purchase Right	Section 3.11(a)
Proceedings	Section 3.6
Proposed Allocation	Section 2.2(b)(ii)
Purchase Price	Section 2.1(a)
Purchaser	Preamble
Purchaser Indemnified Parties	Section 11.2(b)
Purchaser Parent	Preamble
Purchaser Parent SEC Reports	Section 4.13
Purchaser Parent Shares	Section 2.1(a)
Purchaser Tax Returns	Section 9.2(b)
Purchaser’s Phase I Environmental Review	Section 6.2(a)
Purchaser’s Representatives	Section 6.1(a)
R&W Conditional Binder	Section 5.18(a)
R&W Policy	Section 5.18(a)
Registration Rights Agreement	Section 8.2(g)
Release	Section 1.2(mmm)
Released Parties	Section 5.12
Releasing Parties	Section 5.12
Remediate, Remediation or Remedial	Section 1.2(nnn)
Required Purchaser Filings	Section 5.15(a)
Retained Employee-Related Liabilities	Section 1.2(ooo)
Ridgewood	Section 5.1
Ridgewood MSA	Section 1.2(ppp)
Riverstone	Section 1.2(b)
Riverstone Portfolio Company or Riverstone Portfolio Companies	Section 1.2(b)
Scheduled Closing Date	Section 8.1
Securities Act	Section 3.1(e)

A-III-viii

Seismic Data	Section 1.2(qqq)
Seller	Preamble
Seller Indemnified Parties	Section 11.2(a)
Seller Tax	Section 1.2(rrr)
Seller Tax Returns	Section 9.2(a)
Seller’s Knowledge	Section 1.2(sss)
Sinking Funds	Section 1.2(mm)(xiii)
Specified Matters	Section 3.33
Straddle Period	Section 1.2(ttt)
Suspended Funds	Section 1.2(uuu)
Tax	Section 1.2(vvv)
Tax Effective Date	Section 1.2(www)
Tax Proceeding	Section 9.4
Tax Return	Section 1.2(xxx)
Third-Party Loans	Section 1.2(yyy)
Title Arbitrator	Exhibit D
Title Benefit	Section 1.2(zzz)
Title Benefit Amount	Section 6.5(b)
Title Deductible	Section 6.5(c)
Title Defect	Section 1.2(aaaa)
Title Defect Amount	Section 6.5(a)
Title Defect Deadline	Section 6.4(a)
Title Defect Property	Section 6.4(b)
Title Dispute Election	Section 6.4(b)
Title Notice	Section 1.2(bbbb)
Title Threshold	Section 6.5(c)
Transaction Costs	Section 1.2(cccc)
Transaction Documents	Section 5.2
Transfer Taxes	Section 9.5
Treasury Regulations	Section 1.2(dddd)
Unadjusted Purchase Price	Section 2.1(a)
Well Annex	Section 1.2(eeee)
Willful Breach	Section 1.2(ffff)
Working Interest	Section 1.2(gggg)

A-III-ix

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), is dated as of December 10, 2019 (the “Execution Date”), by and among ILX Holdings III LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and solely with respect to its obligations related to the Purchaser Parent Shares (as defined herein), Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

Seller owns all of the issued and outstanding membership interests (collectively, the “Acquired Membership Interests”) in each of the Companies (as defined hereinafter); and

Seller desires to sell, and Purchaser desires to purchase, all of the Acquired Membership Interests on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

Section 1.1 Purchase and Sale. On the terms and conditions contained in this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase, accept and pay for, the Acquired Membership Interests.

Section 1.2 Certain Definitions. Capitalized terms set forth in this Agreement have the meanings set forth in this Section 1.2 or in the Sections referenced in the “Index of Defined Terms” at the front of this Agreement. As used herein:

(a) “Accounting Principles” means generally accepted accounting principles in the United States, consistently applied.

(b) “Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context (including, with its correlative meaning, “controlled by” and “under common control with”) meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. The Parties acknowledge that (i) Seller’s ultimate controlling Person, Riverstone Holdings LLC (and any investment fund managed by Riverstone Holdings LLC) (collectively, “Riverstone”), is engaged in the business of investing in multiple companies that explore for, produce, gather, transport, treat or process Hydrocarbons (each such company, excluding Seller and any direct or indirect subsidiaries of Seller, a “Riverstone Portfolio Company”, and collectively, the “Riverstone Portfolio Companies”), (ii) Riverstone may have a majority or controlling interest in some or all of such Riverstone Portfolio Companies, and (iii) the Parties, on their behalf and on behalf of their successors and assigns, agree that for purposes of this Agreement, neither (A) any Riverstone Portfolio Companies (other than ILX Holdings, LLC, ILX Holdings II, LLC, and each of their subsidiaries) nor (B) Ridgewood or its Affiliates, in either case, shall be deemed an “Affiliate” of Seller. Notwithstanding the foregoing, (i) “Affiliates”, when used with respect to Purchaser or Purchaser Parent, shall only include Purchaser Parent and its subsidiaries, and (ii) prior to Closing, the Companies shall be deemed Affiliates of Seller and from and after the Closing, the Companies shall be deemed Affiliates of Purchaser.

A-III-1

(c) “Agreed Rate” means the lesser of (i) two and one-half percentage points (2.5%) per annum and (ii) the maximum rate allowed by applicable Laws.

(d) “Antitrust Laws” means, collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

(e) “Asset Taxes” means ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the acquisition, operation or ownership of the Company Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

(f) “Benefit Plan” means (i) any “employee benefit plan” as defined in Sections 3(3) of ERISA (whether or not subject to ERISA) and (ii) any other compensation or benefit plan, agreement, understanding, policy, contract or arrangement, including a deferred compensation plan (together with any trust established thereunder and in support thereof and the assets of such trust) or arrangement, incentive plan, bonus plan or agreement, equity option plan, equity appreciation rights plan, restricted equity plan, equity purchase plan, equity award plan, equity-based compensation arrangement, phantom equity plan, change of control or golden parachute agreement, severance plan or policy, executive compensation or supplemental income arrangement, dependent care plan, cafeteria plan, employee assistance program, scholarship program, consulting contract, employment contract, collective bargaining agreement, retention agreement, non-competition agreement, consulting agreement, personnel policy, vacation policy, and other similar plan, agreement, understanding, policy, contract or arrangement.

(g) “BOEM” means the U.S. Bureau of Ocean Energy Management or any successor agency thereto.

(h) “BSEE” means the U.S. Bureau of Safety and Environmental Enforcement or any successor agency thereto.

(i) “Burdens” means any and all royalties, overriding royalties, production payments, non-participating royalties, payments out of production, reversionary interests, convertible interests, net profits interests and all other similar interests burdening a Company Lease, Company Unit or Company Well.

(j) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas, United States of America.

(k) “Code” means the United States Internal Revenue Code of 1986, as amended.

(l) “Company” means each of those entities set forth on Exhibit B attached hereto, and all of them, collectively, the “Companies.”

(m) “Company Assets” means, with respect to each Company, all of such Company’s assets and properties, including the following properties, rights, and other assets held by such Company:

(i) the oil and gas leases, oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, production payments, mineral fee interests, carried interests, options and other rights to Hydrocarbons in place (in each case) that are described on the Lease Annex (collectively, the “Company Leases”), together with (A) any and all other rights, titles and interests of such Company in and to the lands covered or burdened thereby, and (B) all other interests of such Company of any kind or character in and to the Company Leases;

(ii) all wells located on any of the Company Leases or on any other lease or lands with which any Company Lease has been unitized or pooled and all wells in which any

A-III-2

Company otherwise owns an interest (such wells collectively, including those set forth on the Well Annex and any equipment constituting a part of any such well, the “Company Wells”);

(iii) all rights and interests of such Company in, under or derived from all unitization, pooling or communitization orders, declarations and agreements in effect with respect to any of the Company Leases or Company Wells and the units created thereby (the “Company Units”, and together with the Company Leases and the Company Wells, the “Company Properties”);

(iv) all Hydrocarbons attributable to the Company Properties, to the extent such Hydrocarbons were produced from and after the Effective Time and all Hydrocarbons for which Seller receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a);

(v) those Company Contracts described on Annex 1, Part C;

(vi) all servitudes, easements, rights-of-way, fee surface rights, surface leases, surface use agreements and other surface rights agreements owned or held by such Company (the “Company Rights-of-Way”), including those used or held for use in connection with the ownership or operation of any of the other Company Assets, and further including those set forth on Annex 1, Part D-1;

(vii) all platforms, equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, owned or held by such Company (the “Company Personal Property”), including those located on or appurtenant to any of the other Company Assets, or used or held for use in connection with the ownership or operation of the other Company Assets, and further including tanks, boilers, tubing, pumps, motors, flowlines, separators, fixtures, machinery, compression equipment, structures, radio and telephone equipment, SCADA and measurement technology (and smartphones, tablets and other mobility devices used in connection therewith), well communication devices and other materials and personal property used in connection with the ownership or operation of the other Company Assets, and including those set forth on Annex 1, Part D-2;

(viii) all Permits owned or held by such Company, including those used in connection with the ownership or operation of the other Company Assets, to the extent transferable as contemplated hereby;

(ix) to the extent that they may be transferred as contemplated hereunder, all rights, claims, and causes of action (including warranty and similar claims, indemnity claims, and defenses) of such Company whether arising before, on, or after the Effective Time;

(x) all Imbalances relating to the Company Properties; and

(xi) all Company Records.

For the avoidance of doubt, the “Company Assets”, when not referenced specifically with respect to such assets and properties of a particular Company, shall mean all assets and properties of the Companies, collectively.

(n) “Company Business” means, with respect to each Company, the oil and gas exploration and production business and related activities conducted as of the Execution Date (consistent with past practices) by such Company in the U.S. Gulf of Mexico, and collectively with respect to all Companies, the “Company Businesses.”

(o) “Company Contract” means any contract, agreement or instrument to which any Company is a party or is bound or the Company Assets are bound; provided that the defined term “Company Contract” shall not include any Company Leases, easements, rights-of-way or Permits and other instruments to the extent constituting any applicable Company’s chain of title to the Company Leases, easements or rights-of-way (other than the acquisition purchase and sale agreements pursuant

A-III-3

to which the Company Assets were acquired, and similar acquisition documents, unless such acquisition purchase and sale agreements and similar acquisition documents are substantially performed and no Company has any material continuing obligations or undertakings thereunder, such as non-disclosure or non-compete obligations).

(p) “Company Derivatives” means, collectively, any and all Derivatives entered into by Seller or its Affiliates on behalf of any of the Companies or by any of the Companies or otherwise binding on any Company or any Company Asset.

(q) “Company Operating Expenses” means all operating expenses (including costs of insurance attributable to the Company Assets but excluding all costs and expenses of bonds, letters of credit or other surety instruments) and all capital expenditures incurred in the ownership and operation of the Company Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating or unit agreement or pooling order, if any, and overhead costs charged to Seller or its Affiliates (to the extent attributable to the Company Assets), any Company or the Company Assets by any third party under the relevant operating or unit agreement or pooling order or similar arrangement, if any, but excluding Damages attributable to (i) personal injury or death, property damage or violation of any Law, (ii) Decommissioning obligations, (iii) environmental matters, including obligations to remediate any contamination of water or Company Personal Property under applicable Environmental Laws (other than any such obligations charged to the Companies or the Company Assets by applicable third party operators), (iv) obligations with respect to Imbalances, (v) failure to accurately pay Working Interests, royalties, overriding royalties or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Company Assets, including those held in suspense, (vi) (A) any Damages for which Seller has agreed to indemnify, defend or hold harmless any of the Purchaser Indemnified Parties under Section 11.2(b)(i) or Section 11.2(b)(iii) or (B) any Specified Matters, (vii) Taxes, (viii) all internal overhead and/or general and administrative costs incurred by Seller or its Affiliates, (ix) all overhead costs charged to any Company or the Company Assets under the Ridgewood MSA, (x) curative actions by Seller, any Company or their Affiliates with respect to any Title Defect or any actual or alleged breach of any representation or warranty set forth in Article 3, or (xi) claims for indemnification or reimbursement from any third party with respect to Damages of the types described in the preceding clauses (i) through (x), whether such claims are made pursuant to contract or otherwise.

(r) “Company Records” means all original (or electronic or paper copies where originals do not exist) data, information, software, books, plats, files, studies, memoranda, reservoir models, supplier lists, customer lists, and records of the Companies, including all production records, operating records, correspondence, lease records, land files, well logs and other well-related records, and division order records, prospect files, title records (including abstracts of title, ownership reports, title opinions and memoranda, and title curative documents), contract files, engineering, maintenance and/or production files, regulatory filings, environmental and worker safety records, accounting records, Tax records, and maps, electric logs, core data, pressure data and decline curves; excluding, however:

(i) all legal records and legal files of Seller and the Companies and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Seller’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(ii) Seller’s Income Tax Returns, Consolidated Group Tax Returns, and other Tax Returns or other income Tax information of Seller not related to the Company Assets;

(iii) all financial and legal records of Seller or its Affiliates (other than the Companies) and all of Seller’s and its Affiliates’ (other than the Companies’) corporate minute books and other business records (to the extent not pertaining primarily to the Companies);

A-III-4

(iv) all emails and other correspondence by Seller’s, its Affiliates’ and Riverstone personnel with respect to Seller, the Companies, the Company Assets and the Company Business in any way; and

(v) all documents, data and records prepared or received by Seller, any Company or any of their Affiliates relating to the sale of the Acquired Membership Interests, the Companies and the Company Businesses, including (a) lists of prospective purchasers for such transactions compiled by Seller or its Affiliates, (b) bids received from and records of negotiations with third Persons constituting prospective purchasers, (c) analyses by Seller or its Affiliates of any bids submitted by any prospective purchaser, (d) correspondence between or among Seller, its representatives, and any prospective purchaser but excluding communications between Seller or any Company (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (e) correspondence between Seller or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by this Agreement (the records referred to in clauses (i), (ii), (iii), (iv) and (v) above, the “Excluded Company Records”).

(s) “Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of January 19, 2018, as amended by that certain Amendment to Confidentiality Agreement, dated as of October 14, 2019, as further amended by that certain Second Amendment to Confidentiality Agreement, dated as of November 12, 2019, by and between Riverstone Investment Group LLC and Talos Energy LLC, as the same may be further amended, supplemented, and/or restated, from time to time.

(t) “Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state or local Law.

(u) “Controlled Group Liabilities” means any and all liabilities of Seller or any of its ERISA Affiliates (i) under Title IV of ERISA, (ii) under Section 206(g), 302 or 303 of ERISA, (iii) under Section 412, 430, 431, 436 or 4971 of the Code, (iv) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of any foreign Laws.

(v) [Intentionally Omitted];

(w) “Cure Period” means the period from and after the Title Defect Deadline until Closing Date.

(x) “Customary Post-Closing Consents” means consents, approvals and/or authorizations from Governmental Authorities that customarily are obtained following the closing of transactions substantially similar to the transactions contemplated by this Agreement.

(y) “Decommission” and “Decommissioning” means all dismantling and decommissioning activities and obligations with respect to the Company Assets as are required by Law, any Governmental Authority or agreements including all well plugging, replugging and abandonment, facility dismantlement and removal, pipeline and flowline removal, dismantlement and removal of all other property of any kind related to or associated with operations or activities and associated site restoration and site remediation.

(z) “Defect Escrow Account” means the account established pursuant to the Escrow Agreement holding the Disputed Amounts (as the same may be adjusted pursuant to the terms of this Agreement).

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(aa) “Defensible Title” means, subject to any Permitted Encumbrances, such title of the applicable Company, deducible of record (other than interests not filed of record that were obtained as a result of non-consent elections) that, as of the Effective Time and immediately prior to Closing:

(i) entitles the applicable Company to receive a Net Revenue Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex not less than the Net Revenue Interest set forth on the Lease Annex or Well Annex, as applicable, for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the applicable Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement;

(ii) obligates the applicable Company to bear a Working Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex no greater than the Working Interest set forth on the Lease Annex or Well Annex for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, (unless such increase in the Working Interest is accompanied by at least a proportionate increase in the Net Revenue Interest for such Company Lease, Company Unit or Company Well), except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the applicable Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement; and

(iii) is free and clear of all Liens.

(bb) “Effective Time” means 12:00 a.m., Central Time, on July 1, 2019.

(cc) “Environmental Defect” means any event, condition, or circumstance, including any Release into the environment of Hazardous Materials, relating to any of the Company Assets that (i) constitutes a violation of or non-compliance with any Environmental Law or (ii) would reasonably be expected to require Remediation presently under Environmental Laws; provided, however, that any claims or Proceedings related to climate change or coastal erosion shall not constitute an “Environmental Defect” unless the applicable Company is a named party thereto.

(dd) “Environmental Defect Amount” means, with respect to each Environmental Defect, the estimated Lowest Cost Response net to the applicable Companies’ interest of Remediation for such Environmental Defect for the affected Company Asset (or Company Assets if multiple Company Assets are affected by the same Environmental Defect).

(ee) “Environmental Laws” means all Laws as of the Execution Date of any Governmental Authority having jurisdiction over the Company Assets or the property in question and addressing (i) pollution, (ii) protection of the environment, human health and safety (to the extent such human health and safety relates to exposure of Hazardous Materials) or natural resources, or (iii) the generation, use, storage, recycling, treatment, processing, transportation, Release or threatened Release of, or exposure to, Hazardous Materials. Without limiting the foregoing, Environmental Laws includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et

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seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Authorization Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, in each case as amended to the Execution Date, and all regulations implementing the foregoing.

(ff) “Environmental Liabilities” means any Damages pursuant to any (i) order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment or similar ruling or act (including settlements) by any Governmental Authority to the extent arising out of any violation of, or Remedial obligation under, any Environmental Law or (ii) claim or cause of action by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources, Remediation or payment or reimbursement of Remediation costs, or similar costs or expenses to the extent arising out of a Release of any Hazardous Material, or any violation of, or any Remediation obligation under, any Environmental Laws.

(gg) “Environmental Notice” means a written notice with respect to any Environmental Defect that includes (i) a reasonable description and explanation of the matter constituting the alleged Environmental Defect and the Company Assets believed by Purchaser to be affected thereby, including a reference to the Environmental Law applicable to such matter, (ii) Purchaser’s estimate of the Environmental Defect Amount with respect to such Environmental Defect, and (iii) such supporting reports and data in Purchaser’s and its Affiliates’ possession which are used by Purchaser to identify the existence of any such Environmental Defect (which shall be governed by the terms of the Confidentiality Agreement).

(hh) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(ii) “ERISA Affiliate” means, with respect to any Person, any entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code that includes such Person.

(jj) “Escrow Account” means the account established pursuant to the Escrow Agreement for purposes of holding the Deposit.

(kk) “Escrow Agent” means Citibank, N.A.

(ll) “Escrow Agreement” means an Escrow Agreement, substantially in the form of Exhibit C attached hereto, among Seller, Purchaser and the Escrow Agent, executed prior to or contemporaneously with this Agreement.

(mm) “Excluded Assets” means:

(i) the Excluded Company Records;

(ii) subject to Section 1.4, all trade credits, all accounts, all receivables of the Companies and all other proceeds, income or revenues of the Companies attributable to the Company Assets and attributable to any period of time prior to the Effective Time;

(iii) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i), the Companies’ right with respect to all claims and causes of action of the Companies arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(iv) subject to Section 5.13, all rights and interests of the Companies (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

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(v) subject to Section 1.4, the Companies’ rights with respect to all Hydrocarbons produced and sold from the Company Assets with respect to all periods prior to the Effective Time (except for all Hydrocarbons for which Seller receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a));

(vi) all of the Companies’ personal computers and associated peripherals;

(vii) all of the Companies’ computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(viii) to the extent transferable, all Seismic Data of the Companies;

(ix) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(x) Seller’s or its Affiliates’ (including the Companies’) Loan instruments or any other indebtedness for borrowed money;

(xi) any assets that are excluded from the transactions contemplated hereunder pursuant to the terms of this Agreement;

(xii) to the extent transferable, all surety agreements and similar agreements, bonds, letters of credit, guarantees and other items of credit support, including those listed on Schedule 3.30(a) and Schedule 3.30(b), and to the extent not transferable, the right to receive all proceeds associated with the foregoing;

(xiii) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument (collectively, the “Sinking Funds”) established or maintained, whether held by any Company or any other Person on behalf of such Company, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of any Company, including those listed on Schedule A;

(xiv) all revenues and other amounts to which Seller is entitled pursuant to Section 1.4;

(xv) the Ridgewood MSA; and

(xvi) any assets described on Annex 1, Part E.

(nn) “Excluded Assets Assignment” means an assignment and bill of sale, substantially in the form of Exhibit G attached hereto.

(oo) “Financial Statements” means (i) the audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31 in each of the years 2017 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for the years 2017 and 2018 and (ii) the unaudited consolidated financial statements of Seller consisting of a balance sheet as of June 30, 2019 and the related consolidated statements of operations, changes in members’ equity and cash flows for the six-month period then-ended.

(pp) “Governmental Authority” means any federal, state, local or foreign government or other political subdivision or quasi-governmental entity, and all departments, courts, tribunals, commissions, boards, arbitral bodies, bureaus, bodies, ministries, agencies or other instrumentalities of any of them.

(qq) “Hazardous Materials” means any waste, chemical, material or other substance regulated, defined or listed as a hazardous substance, solid waste (including any oil and gas exploration and production wastes, components, fractions or derivatives thereof), hazardous waste, toxic substance, hazardous material, contaminant, pollutant or words of similar meaning or import under any applicable Environmental Law.

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(rr) “HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

(ss) “Hydrocarbons” means oil, gas, condensate or any other gaseous and liquid hydrocarbons or any combination or constituents thereof, including sulphur and other constituents extracted therefrom.

(tt) “Imbalance” means over-production or under-production or over-deliveries or under-deliveries, as applicable, on account of (i) any outstanding imbalance at the wellhead between the amount of Hydrocarbons produced from a Company Well and allocable to the interests of the applicable Company therein and the shares of production from the relevant Company Well that are actually taken by or delivered to or for the account of the applicable Company and (ii) any outstanding marketing imbalance between the amount of Hydrocarbons required to be delivered by or to a Company under any Company Contract relating to the purchase and sale, gathering, transportation, storage, treating, processing, or marketing of Hydrocarbons and the Hydrocarbons actually delivered by or to or for the account of such Company pursuant to any such Company Contract, in each case, excluding any imbalances attributable to royalties payable in kind to the U.S. Office of Natural Resources Revenue; provided that “Imbalance” does not include any Excluded Assets.

(uu) “INC” means an incident of non-compliance issued by BOEM or BSEE with respect to any of the Company Assets.

(vv) “Income Taxes” means any income, capital gains, franchise and similar Taxes.

(ww) “Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable); (ii) trademarks, service marks, trade dress, trade names, corporate names and domain names and other similar indicia of origin, and all goodwill associated therewith, and registrations of and applications to register the foregoing; (iii) copyrights and all registrations of and applications to register the foregoing; (iv) trade secrets, confidential information and confidential know-how (including confidential information regarding manufacturing and production processes, models, simulations, ideas, research and development, formulas, compositions, technical and engineering data/reports, process and operating manuals, drawings, designs, specifications, customer and supply data, pricing and cost information, and business and marketing plans and proposals); and (v) all other intellectual property rights.

(xx) “Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions, decrees, requirements, judgments, settlements and codes of Governmental Authorities, including obligations arising under the common law and Permits.

(yy) “Lease Annex” means Annex 1, Part A.

(zz) “Liens” means any lien, pledge, claim, charge, security interest, defect or other similar encumbrance or rights of any other Person with respect to the applicable property.

(aaa) “Loan” means any indebtedness for borrowed money or guarantee of any such indebtedness.

(bbb) “Lowest Cost Response” means the response authorized under Environmental Laws that addresses an environmental condition which requires Remediation (including such Remediation required by any Governmental Authority) at the lowest cost (discounted to present value, using a seven percent (7%) discount rate) (taking into consideration any direct expenses, liabilities or Damages that are reasonably expected to arise as a result of such response) as compared to any other response that is authorized under Environmental Laws and that allows for the continued safe and prudent operation of the affected asset. Taking no action for an environmental condition for which Remediation is required shall constitute the Lowest Cost Response if, after investigation, taking no action is determined to be allowed under Environmental Laws (unless Remediation is required by any Governmental Authority).

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If taking no action for an environmental condition for which Remediation is required is not allowed under Environmental Laws, the least costly active remedy, such as (x) a risk-based closure that may or may not require institutional controls such as deed restrictions limiting the use of the property to its present or similar uses or prohibiting the installation of shallow groundwater wells, or (y) the installation of engineering controls or physical barriers to contain, stabilize, prevent migration of, or exposure to, Hazardous Materials, including caps, dikes, encapsulation, leachate collection systems, and similar barriers or controls, shall be the Lowest Cost Response; provided that the Lowest Cost Response shall always include Remediation required by any Governmental Authority.

(ccc) “Material Contract” means any Company Contract which (x) can reasonably be expected to generate gross revenue per year in excess of Five Hundred Thousand and No/100 Dollars ($500,000) on an eight-eighths (8/8ths) basis, or to require expenditures per year in excess of Five Hundred Thousand and No/100 Dollars ($500,000) on an eight-eighths (8/8ths) basis, or (y) is of one or more of the following types:

(i) contracts for the purchase, sale or exchange of Hydrocarbons (unless such contract is terminable by the applicable Company without penalty on sixty (60) days’ notice or less);

(ii) contracts for the gathering, treating, processing, handling, refining, storing, transporting, marketing, disposal or injection of Hydrocarbons and contracts containing an acreage dedication, take-or-pay or volume commitment and all similar contracts (unless such contract is terminable by the applicable Company without penalty on sixty (60) days’ notice or less);

(iii) to the extent the same will not be released or terminated at or prior to Closing, any indenture, mortgage, loan, note, credit, sale-leaseback or similar contract, including all Third-Party Loans, (in each case) evidencing a Loan binding on any of the Acquired Membership Interests, any Company or the Company Assets or granting any Liens upon any Acquired Membership Interest or any Company Asset and all related security agreements or similar agreements associated therewith;

(iv) contracts containing all production payments or net profits interests provisions burdening the applicable Company’s interest in any of the Company Assets;

(v) contracts for the use of drilling rigs;

(vi) merger agreements, purchase agreements, farmin and farmout agreements, development agreements, exploration agreements, participation agreements, participation area agreements, exchange agreements, pre-pooling letter agreements and similar agreements providing for the earning or acquisition of an equity interest, beneficial interest or leasehold interest;

(vii) operating agreements, joint lease operating agreements, unit agreements, unit operating agreements and communitization agreements;

(viii) seismic and other data licenses and contracts;

(ix) partnership agreements, joint venture agreements and similar agreements;

(x) any Company Contract pursuant to which any Company will acquire any interest in any other Person;

(xi) any contract requiring any Company to provide any guaranty, letter of credit, cash, treasury securities, comfort letter, surety bond, or other credit support to Seller or its Affiliates;

(xii) (A) any contract creating a capital lease obligation for or on a Company, (B) any Company Contract for the sale of accounts receivable, and (C) any contract the

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principal purpose of which is for a Company to provide indemnification to any other Person with respect to any Company Assets;

(xiii) any Company Contract relating to Derivatives;

(xiv) any contract that constitutes a lease (other than the Company Leases) under which each applicable Company is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by such Company without penalty upon sixty (60) days’ or less notice and (B) involves an annual base rental of more than One Hundred Fifty Thousand Dollars ($150,000);

(xv) (A) any contract between Seller or an Affiliate thereof (other than a Company(ies)), on the one hand, and any Company, on the other hand, and (B) any contract listed on Schedule 5.10 (each as described in (A) or (B), an “Affiliate Contract”);

(xvi) any Company Contract or contract for consulting, management, operations or other independent contractor services (excluding ordinary hourly services for accounting or legal matters);

(xvii) any Company Contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services to a Company;

(xviii) any contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services with respect to any Company Assets;

(xix) any Company Contracts with any labor union or association or other Person representing, purporting to represent or seeking to represent any employee of a Company or other individual who provides services to a Company;

(xx) any Company Contracts (other than confirmations of transactions pursuant to master agreements) with any Governmental Authority; and

(xxi) any contract that contains an area of mutual interest, non-compete, non-solicit, drag along rights, tag along rights, rights of first refusal, rights of first offer or other right to purchase, participation rights, or similar provisions pursuant to which any third party may be entitled to acquire an interest in any Company Assets or Acquired Membership Interests, which would restrict Purchaser’s or any Company’s actions with respect to the Company Assets after Closing or which limits or otherwise restricts any Company or Purchaser (after Closing) from engaging or competing in any line of business, in any geographic location or with any Person.

(ddd) “Net Revenue Interest” means the interest (expressed as a percentage or decimal) in and to all the Hydrocarbons produced and saved or sold from or allocated to the relevant Company Lease, Company Unit or Company Well after giving effect to all Burdens.

(eee) “Organizational Documents” means (i) the articles or certificate of incorporation and bylaws of a corporation; (ii) the certificate of formation and limited liability company agreement of a limited liability company; (iii) the limited partnership agreement and a certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any Person; and (v) any amendment to any of the foregoing.

(fff) “Other PSA” means each of (i) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), (ii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings II, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), and (iii) the Purchase and Sale Agreement dated as of the Execution Date by and

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among Castex Energy 2014, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time).

(ggg) “Permits” means any and all governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor issued by, or if only submission is required, submitted to and accepted by, any Governmental Authority.

(hhh) “Permitted Encumbrance” means:

(i) all Burdens upon, measured by, or payable out of production, or otherwise affecting the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well, if the net cumulative effect of such Burdens does not operate to (A) reduce the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex, or (B) increase the applicable Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable);

(ii) all easements, rights-of-way, covenants, restrictions, servitudes, permits, surface leases, surface use agreements, sub-surface leases, grazing rights, logging rights, mining rights and other similar rights (including rights in respect of surface and subsurface operations not involving the extraction of Hydrocarbons) with respect to the Company Leases, and canals, ditches, reservoirs, pipelines, utility lines, power lines, railways, streets, roads, alleys, highways and other structures on, over, through or under the Company Leases, in each case that do not materially detract from the value of or materially interfere with the ownership, operation or use of the assets subject thereto or affected thereby (as currently owned, used or operated);

(iii) the terms and conditions of (X) the Company Leases and Company Contracts, provided that the net cumulative effect of such matters does not operate to (A) reduce the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex, or (B) increase the applicable Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable) and (Y) this Agreement and any other agreement or document contemplated to be executed pursuant to this Agreement;

(iv) conventional rights of reassignment, upon the surrender or expiration of any Company Lease which have not been triggered as of the date hereof;

(v) all Liens for Taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and, in each case, for which appropriate reserves have been made in the books and records of the Companies;

(vi) all applicable Laws and rights reserved to or vested in any Governmental Authority pursuant to applicable Law (A) to control or regulate any Company Asset in any manner, (B) by the terms of any right, power, grant or permit, or by provision of Law, to

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terminate such right, power, grant or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any Company Asset, (C) to use any Company Asset in any manner or (D) to enforce any obligations or duties owed to any Governmental Authority with respect to any Permit;

(vii) Liens released or discharged by Seller prior to or at the Closing, including those set forth on Schedule 1.2;

(viii) any undetermined and inchoate liens and any vendors’, carriers’, warehousemen’s, repairmen’s, mechanic’s, workmen’s, materialmen’s, construction or other like Liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any Company Asset in respect of obligations that are not yet due in the normal course of business or, if due, that are being contested in good faith by appropriate Proceedings by or on behalf of the applicable Company;

(ix) all Preferential Purchase Rights and similar contractual provisions, and all Consents and Customary Post-Closing Consents;

(x) any failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in any Company’s chain of title to such Company Asset;

(xi) all Liens created under Company Leases or Company Contracts or by operation of Law in respect of obligations that are not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and are identified on Schedule 1.2;

(xii) such defects or irregularities in the Working Interests or Net Revenue Interests in the Company Assets resulting from the failure to file any assignment or other transfer instrument in the applicable Company’s chain of title in the records of any adjoining county or parish, so long as the instrument in question is filed with the BOEM;

(xiii) any defects that (a) would not constitute a Title Defect under the definition of that term or (b) would otherwise constitute a Title Defect under this Agreement but which Purchaser has waived or is deemed to have waived in writing;

(xiv) all defects (a) based solely on a recorded document(s) that is not in the applicable Company’s files if the document is filed of record or (b) arising out of lack of corporate or other entity authorization or defects in the execution, delivery, acknowledgment, or approval of any instrument, unless Purchaser provides affirmative evidence that the action was not authorized;

(xv) any defects to the extent based on (a) lack of a division order or an operating agreement covering such Company Asset (including portions of such Company Asset that were formerly within a unit but which have been excluded from the unit as a result of a contraction or replacement of the unit) or (b) failure of any communitization agreement, unit agreement, or similar type of agreement to have been finally approved by any Governmental Authority;

(xvi) all Imbalances, all depth restrictions or limitations applicable to such Company Assets, and any other matters, in each case, expressly set forth in the Lease Annex or the Well Annex;

(xvii) the terms and conditions of, and any Liens created pursuant to, any Third-Party Loan of a Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Companies or the Company Assets as of Closing; and

(xviii) any other matters expressly described on Schedule 1.2.

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(iii) “Permitted Interest Encumbrance” means the following:

(i) Liens created by this Agreement;

(ii) the terms and conditions of, and any Liens created pursuant to, any Third-Party Loan of a Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Acquired Membership Interests as of Closing; and

(iii) any restrictions on sales of securities under applicable securities Laws.

(jjj) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

(kkk) “Phase I Activities” means a desktop review of the records maintained by Governmental Authorities and to the extent Seller or the Companies are able to secure availability without cost or violating any contractual obligation, interviews of personnel, but does not include any sampling, testing or similar invasive activities.

(lll) “Pre-Effective Date Period” means any Tax period ending on or before the Tax Effective Date.

(mmm) “Release” means any releasing, spilling, emitting, leaking, pumping, pouring, emptying, escaping, dumping, depositing, disposing, discharging, dispersing, leaching or migrating of Hazardous Materials into the environment.

(nnn) “Remediate,” “Remediation” or “Remedial” means any action required by or reasonably necessary to comply with any applicable Environmental Law to investigate, clean-up, remedy, cure, remove, remediate, restore, reclaim, abate, monitor, or conduct corrective action, closure or post-closure obligations with respect to any event, condition, circumstance, environmental pollution, contamination or degradation, including any permitting or reporting or necessary facility repair or modification (including the installation and operation of any reasonably required pollution control equipment).

(ooo) “Retained Employee-Related Liabilities” means all liabilities that are attributable to, associated with or related to, or that arise out of or in connection with (i) any Benefit Plan or other employee benefit or compensation plan, program or arrangement sponsored, maintained or contributed to by Seller or any of its ERISA Affiliates or to which Seller or any of its ERISA Affiliates was obligated to contribute to at any time on or prior to the Closing, including all Controlled Group Liabilities, and (ii) the employment or engagement by Seller or any of its Affiliates of any individual, including liabilities arising at any time with respect to any act or omission or other practice arising from or relating to an employment or independent contractor relationship or the termination thereof.

(ppp) “Ridgewood MSA” means that certain Management Services Agreement, dated as of September 24, 2015, by and among Ridgewood, ILX Holdings III LLC, the entities listed on Exhibit A attached thereto, and, for the limited purposes set forth therein, ILX-Ridgewood III, LLC, as amended by that certain First Amendment to Management Services Agreement, dated as of February 10, 2016, by and among Ridgewood, ILX Holdings III LLC, on behalf of itself and the entities listed on Appendix I attached thereto, and, for the limited purposes set forth therein, ILX-Ridgewood III, LLC, as the same may have been, and may be further, amended, supplemented, and/or restated, from time to time.

(qqq) “Seismic Data” means all geological or geophysical or other seismic or related technical data, information, records or interpretations relating to the Company Assets.

(rrr) “Seller Tax” means (i) Income Taxes imposed by any applicable Law on Seller, any of its direct or indirect owners or any of its Affiliates (other than the Companies), (ii) Taxes of any

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Consolidated Group (or any member thereof) of which any Company (or any predecessor of any Company) is or was a member on or prior to the Closing Date by reason of Treasury Regulation Section 1.1502-6(a) or any analogous or similar foreign, state or local Law (other than such a group of which only the Companies have been members), (iii) Taxes imposed on any Company or for which any Company may otherwise be liable (A) for any Pre-Effective Date Period and the portion of any Straddle Period ending on and including the Tax Effective Date (determined in accordance with Section 9.3 and taking into account, and without duplication of, any Asset Taxes effectively borne by Seller as a result of the downward adjustments to the Purchase Price or an exclusion to the upward adjustments to the Purchase Price, in each case made pursuant to Section 2.3(e) or Section 2.4, as applicable), (B) in respect of any Excluded Assets, or (C) resulting from the transactions contemplated by this Agreement (for the avoidance of doubt, including but not limited to, the transactions contemplated in Sections 1.3 and 5.6), (iv) Taxes for which Seller is responsible pursuant to Section 9.5, and (v) to the extent not otherwise addressed in clauses (i) through (iv), Taxes of any other Person for which any Company is or has been liable as a transferee or successor, by contract or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Tax Effective Date.

(sss) “Seller’s Knowledge” means with respect to the Companies, the Company Assets and the ownership or operation thereof, the actual knowledge (after due inquiry) of the following Persons: Robert Tichio, Alfredo Marti and Fauzul Lakhani.

(ttt) “Straddle Period” means any Tax period that begins on or before the Tax Effective Date and ends after the Tax Effective Date.

(uuu) “Suspended Funds” means funds which the applicable Company is holding which are owing to third party owners of royalty, overriding royalty, working or other interests in respect of past production of oil, gas or other Hydrocarbons attributable or allocated to the Company Assets of such Company.

(vvv) “Tax” means (i) any tax, assessment, unclaimed property or escheat obligation, fee or other governmental charge imposed by any Governmental Authority, including any foreign, federal, state or local income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, pipeline transportation tax, freehold mineral tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, environmental tax (including taxes under Section 59A of the Code), profits tax, severance tax, personal property tax, real property tax, sales tax, license tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, social security (or similar) tax, unemployment tax, disability tax, alternative or add-on minimum tax, estimated tax or other tax of any kind whatsoever, including any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in this clause (i) or any Tax Return, (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of a Consolidated Group for any period and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of the operation of Law or any express or implied obligation to indemnify any other Person, and whether any item described in clauses (i), (ii) or (iii) is disputed or not.

(www) “Tax Effective Date” means, with respect to Asset Taxes, the day immediately prior to the date on which the Effective Time occurs, and with respect to Taxes other than Asset Taxes, the Closing Date.

(xxx) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

(yyy) “Third-Party Loans” means all Loans owing by any Company to Persons other than Seller or its Affiliates.

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(zzz) “Title Benefit” means any right, circumstance or condition that operates to increase the applicable Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to an amount above the Net Revenue Interest set forth on the Lease Annex with respect to such Company Lease or Company Unit or the Well Annex with respect to such Company Well, without causing a greater than proportionate increase in such Company’s Working Interest in such Company Lease, Company Unit or Company Well.

(aaaa) “Title Defect” means any Lien, defect or other matter, which causes the applicable Company not to have Defensible Title in and to the applicable Company Property held by such Company; provided, however, that, only in the circumstances where multiple Title Defect Properties are affected by the same condition that gives rise to the Title Defect, and such condition derives from a single instrument in respect of all such Title Defect Properties, each such Title Defect will be addressed as a single condition with respect to the Title Defect Properties affected thereby and such Title Defects will be aggregated on a per condition basis across different Company Leases, Company Units or Company Wells to the extent affected by such condition for purposes of determining whether such Title Defect meets the Title Threshold; provided, further, that the following shall not constitute Title Defects: (i) defects arising from failure to have surface or platform access or any rights-of-way; (ii) defects based on the failure to record Company Leases issued by any Governmental Authority, or any assignments of record title or operating rights in such Company Leases, in the real property, conveyance or other records of the county/parish in which such Company Lease is located or adjacent (provided that such Company Leases or assignments have been appropriately filed of record with the applicable Governmental Authority); (iii) defects arising from prior oil and gas leases relating to the Company Leases that are not surrendered of record, unless Purchaser provides affirmative evidence that any such prior lease is still valid; (iv) defects arising solely out of a lack of survey, overlapping survey, or lack of metes and bounds descriptions, unless required by applicable Law; (v) Permitted Encumbrances; and (vi) defects that affect only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Company Lease or the proper payment thereof.

(bbbb) “Title Notice” means a written notice with respect to any Title Defect or Title Benefit, as applicable, that includes (i) a description and explanation of the Title Defect or Title Benefit, as applicable, and the Company Lease, Company Unit or Company Well affected thereby, (ii) such supporting documents in the possession of the Party claiming the Title Defect or Title Benefit (or references thereto, in the case of documents (A) in the applicable Company’s possession so long as such documents are made available to Purchaser or (B) filed of record) which are used by such Party to identify the existence of any such Title Defect or Title Benefit, as applicable, and (iii) the Allocated Value of the Company Lease, Company Unit or Company Well affected by such Title Defect or Title Benefit, as applicable, and Purchaser’s or Seller’s, as applicable, estimate of, with respect to any Title Defect, the Title Defect Amount, and with respect to any Title Benefit, the Title Benefit Amount, and the computations upon which Purchaser’s or Seller’s, as applicable, belief is based.

(cccc) “Transaction Costs” means all (i) fees, costs and expenses of any brokers, financial advisors, consultants, accountants, attorneys or other professionals incurred by any Company in connection with any efforts to sell the Acquired Membership Interests, including the preparation, marketing, auction, structuring, negotiation or consummation of the transactions contemplated by this Agreement and (ii) fees, costs and expenses incurred by any Company in connection with the dispute, cure or attempted cure of any Title Defect or Environmental Defect with respect to any Company Assets.

(dddd) “Treasury Regulations” means the final or temporary regulations promulgated by the U.S. Department of the Treasury under the Code.

(eeee) “Well Annex” means Annex 1, Part B.

(ffff) “Willful Breach” means, with respect to any Party, such Party willfully and intentionally breaching (by refusing to perform or taking an action prohibited) any covenant applicable

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to such Party, which breach of such covenant is material with respect to the transactions contemplated by this Agreement.

(gggg) “Working Interest” means the percentage of costs and expenses associated with the exploration, drilling, development, operation and abandonment of any Company Well, Company Lease or Company Unit required to be borne with respect thereto.

Section 1.3 Excluded Assets. Seller shall cause the Companies to execute and deliver to Seller or its designee, as assignee, an Excluded Assets Assignment at any time prior to Closing causing such Companies to assign the Excluded Assets to Seller or its designee effective as of immediately prior to the Closing.

Section 1.4 Revenues and Expenses.

(a) Seller shall be entitled to all revenue, production, proceeds of production and other proceeds attributable to the Company Assets, and shall remain responsible for all Company Operating Expenses, in each case, attributable to the period of time prior to the Effective Time. Subject to the occurrence of Closing, Purchaser and the Companies shall be entitled to all revenue, production, proceeds of production and other proceeds attributable to the Company Assets, and shall be responsible for all Company Operating Expenses, in each case, from and after the Effective Time. All Company Operating Expenses that are: (i) incurred prior to the Effective Time with respect to operations conducted or production prior to the Effective Time shall be paid by or allocated to Seller and (ii) incurred after the Effective Time with respect to operations conducted or production from and after the Effective Time shall be paid by or allocated to Purchaser or the applicable Company.

(b) Such amounts that are received or paid during the period from the Effective Time up to Closing shall be accounted for in the Closing Settlement Statement or Post-Closing Statement, as applicable. Such amounts that are received or paid after Closing but prior to the date of the Post-Closing Statement shall be accounted for in the Post-Closing Statement. If, after the Parties’ agreement (or deemed agreement) upon the Post-Closing Statement, and subject to Section 1.4(c), (i) any Party or its Affiliates receives monies belonging to any other Party, including proceeds of production, then such Party shall pay (or cause to be paid) such amount to the proper Party within ten (10) Business Days after the end of the month in which such amounts were received, (ii) any Party or its Affiliates pays monies for Company Operating Expenses which are the obligation of any other Party hereto, then such other Party shall, within ten (10) Business Days after the end of the month in which the applicable invoice and proof of payment of such invoice were received, reimburse the Party or its Affiliates which paid such Company Operating Expenses, (iii) a Party or its Affiliates receives an invoice of an expense or obligation (excluding, for the avoidance of doubt, any expense or obligation related to Asset Taxes, Income Taxes or Transfer Taxes) which is owed by any other Party, such Party receiving the invoice shall promptly forward (or cause to be forwarded) such invoice to the Party obligated to pay the same, and (iv) an invoice or other evidence of an obligation (excluding, for the avoidance of doubt, any obligation related to Asset Taxes, Income Taxes or Transfer Taxes) is received by a Party or its Affiliates, which is partially an obligation of both Seller and Purchaser, then the applicable Parties shall consult with each other, and each shall promptly pay its portion of such obligation to the obligee. After Closing, each Party shall be entitled to participate in all joint interest audits and other audits of Company Operating Expenses for which such Party is entirely or in part responsible under the terms of this Section 1.4(b).

(c) Subject to matters for which a Party has an indemnity obligation pursuant to Article 11 and subject to the remainder of this Section 1.4(c), there shall be no adjustment for, or obligation to pay, any revenues, proceeds, or Company Operating Expenses between the Parties following the twelve (12) month anniversary of the Closing Date (the “Cut-Off Date”). For the avoidance of doubt and subject to Section 11.2(b), the Parties agree that from and after the Cut-Off Date, Purchaser shall be responsible for all Company Operating Expenses and shall be entitled to all proceeds, in each case, related to the Companies or the Company Assets, regardless of when such Company Operating

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Expenses were incurred or paid or when such proceeds of production were earned or received, subject to the following sentence. Notwithstanding anything in this Section 1.4 to the contrary but subject to Section 11.2(b), from and after the Cut-Off Date, Seller shall not be responsible for, or otherwise required to pay, any Company Operating Expenses, and shall not be entitled to any proceeds, in each case, related to the Companies or the Company Assets, regardless of when such Company Operating Expenses were incurred or paid or when such proceeds of production were earned or received, except with respect to any credit or proceeds or similar remuneration associated with the release or termination (in whole or in part) of any bond, letter of credit, surety agreement and similar agreement, guarantees or other item of credit support, in each case, to the extent such bond, letter of credit, surety agreement or similar agreement, guarantee or other item of credit support was held by or attributable to any applicable Company as of immediately prior to Closing, which such credit or proceeds or remuneration shall promptly be forwarded from the applicable Company or Purchaser or its Affiliates to Seller or its designee irrespective of the date of receipt.

ARTICLE 2

PURCHASE PRICE

Section 2.1 Purchase Price.

(a) Purchase Price. The purchase price for the Acquired Membership Interests shall be equal to $7,654,545.45 (the “Unadjusted Purchase Price”), consisting of (i) $4,700,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 130,000 shares of common stock of Purchaser Parent (the “Purchaser Parent Shares”). For purposes of clause (a)(i) above only, the Cash Purchase Price shall be adjusted as provided in Section 2.3 (as so adjusted plus the value of the Purchaser Parent Shares in clause (a)(ii) above, the “Purchase Price”). Notwithstanding anything contained in this Agreement to the contrary, any adjustments to the Purchase Price pursuant to this Agreement shall be made to or from the Cash Purchase Price only.

(b) Adjustment of Shares. In the event, between the Execution Date and the Closing Date, Purchaser Parent shall subdivide its issued and outstanding common stock into a greater number of shares (by way of a stock dividend, stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately increased, and, in the event the issued and outstanding common stock of Purchaser Parent shall be combined into a smaller number of shares (by way of reverse stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately decreased; provided that, for purposes of clarity, no adjustment shall be made with regard to the number of Purchaser Parent Shares pursuant to this Section 2.1(b) in connection with (i) Purchaser Parent’s issuance of additional shares of its common stock and receipt of consideration for such shares in a bona fide third party transaction, or (ii) Purchaser Parent’s issuance of employee or director stock options, restricted stock awards, performance share units, grants or similar equity awards or Purchaser Parent’s issuance of its common stock upon exercise or vesting of any such options, grants or awards.

(c) Deposit. Contemporaneously with the execution of this Agreement, Purchaser shall deposit by wire transfer in same day funds with the Escrow Agent in an amount equal to five percent (5%) of the Unadjusted Purchase Price (such amount, including any interest earned thereon, the “Deposit”). The Deposit shall be held by the Escrow Agent pursuant to the terms of this Agreement and the Escrow Agreement. If the Closing occurs, the Deposit shall be applied toward the adjusted Cash Purchase Price at the Closing. Otherwise the Deposit shall be handled in accordance with Section 10.2 and the terms of the Escrow Agreement.

Section 2.2 Allocated Values; Income Tax Treatment of Purchase Price.

(a) Allocated Values. The Parties agree that the Purchase Price shall be allocated among the Company Leases, Company Units and Company Wells as set forth in the Lease Annex (with respect to

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the Company Leases and Company Units) and the Well Annex (with respect to the Company Wells). “Allocated Value” means, with respect to each Company Lease, Company Unit or Company Well, the amount of the Unadjusted Purchase Price allocated to that Company Lease or Company Unit as set forth on the Lease Annex under the column “Allocated Value” or to that Company Well as set forth on the Well Annex under the column “Allocated Value.” Subject to Section 2.2(b), the Parties shall not take any position inconsistent therewith with any tax authority or in notices to Preferential Purchase Right holders.

(b) Income Tax Treatment of Purchase Price.

(i) In reliance upon the representations and warranties of Seller in Section 3.7(o), the Parties intend to treat the transactions contemplated by this Agreement as a purchase of all of the assets of the Companies for U.S. federal (and applicable state and local) income tax purposes (the “Intended Tax Treatment”).

(ii) Seller shall prepare and deliver to Purchaser within ninety (90) days after the Determination Date, a draft allocation of the Purchase Price and any other amounts constituting consideration for U.S. federal income Tax purposes (in each case, as adjusted to reflect any subsequent adjustment thereto under this Agreement) among the Company Assets in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder and, to the extent allowed under applicable U.S. federal income tax Law, in a manner consistent with the Allocated Values (the “Proposed Allocation”). The Proposed Allocation shall be deemed to be accepted and agreed by, and shall be conclusive and binding on, the Parties except to the extent Purchaser shall have delivered its objections to such Proposed Allocation to Seller no later than thirty (30) days after Purchaser’s receipt thereof (the “Allocation Objection Notice”).

(iii) If Seller receives an Allocation Objection Notice, then Purchaser and Seller shall cooperate in good faith to reach a mutually agreeable allocation, and if Purchaser and Seller do not reach a mutually agreeable allocation with respect to the Proposed Allocation within thirty (30) days of Seller’s receipt of the Allocation Objection Notice (or such other time period mutually agreed upon by Purchaser and Seller), Purchaser and Seller shall submit the Proposed Allocation updated to include any items upon which Purchaser and Seller agree and a description of any disputed items as to such Proposed Allocation to the Houston, Texas office of KPMG LLP (the “Accounting Arbitrator”). In such case, Purchaser and Seller shall instruct the Accounting Arbitrator to, within thirty (30) days of its engagement by Purchaser and Seller (or such other time period mutually agreed upon by Purchaser and Seller), make a determination as to the submitted disputed items and to provide written notice of its determination to Purchaser and Seller and a revised Proposed Allocation updated to reflect such determinations, which revised Proposed Allocation shall be deemed agreed by, and be conclusive and binding on, the Parties. All fees and expenses charged by the Accounting Arbitrator pursuant to this Section 2.2(b) will be allocated evenly between Purchaser and Seller.

(iv) The allocation mutually agreed by the Parties or deemed agreed by the Parties, in each case, pursuant to this Section 2.2(b) shall be the “Final Allocation”. The Parties shall use commercially reasonable efforts to update the Final Allocation in a manner consistent with Section 1060 of the Code following any adjustment to the Purchase Price pursuant to this Agreement.

(v) The Parties shall, and shall cause their Affiliates to: (A) report consistently with the Intended Tax Treatment and the Final Allocation in all Tax Returns relating to Income Taxes (including Internal Revenue Service Form 8594); (B) not take any position for U.S. federal (or applicable state or local) income Tax purposes that is inconsistent with the Intended Tax Treatment or the Final Allocation on any Tax Return or in any Proceeding

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before any taxing authority; and (C) promptly advise the other Party regarding the existence of any audit, litigation or other Proceeding related to the Intended Tax Treatment or the Final Allocation; provided, however, that nothing contained herein shall prevent Purchaser or Seller from settling any proposed deficiency or adjustment by any taxing authority relating to the Final Allocation after a commercially reasonable effort to cooperate with the other Party or Parties and defend such Final Allocation, and neither Purchaser nor Seller shall be required to litigate any proposed adjustment by any taxing authority challenging such Final Allocation.

Section 2.3 Adjustments to Cash Purchase Price. The Cash Purchase Price shall be adjusted as of the Closing pursuant to Section 2.4(a) and, after the Closing, pursuant to Section 2.4(b), but only with respect to matters identified in the Closing Settlement Statement, the Post-Closing Statement or an Adjustment Notice in accordance with the following:

(a) increased by an amount equal to the value of all Hydrocarbons attributable to the Company Assets in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) in each case that are, as of the Effective Time, (i) upstream of the pipeline connection or above the relevant outlet flange or (ii) upstream of the sales meter, if any, the value of such Hydrocarbons to be based upon the contract price in effect as of the Effective Time (or the price paid to the applicable Company in connection with the sale of such Hydrocarbons, if there is no contract price, in effect as of the Effective Time), less Burdens and transportation, marketing and other post-production expenses charged by third parties (other than Taxes) on such production;

(b) decreased by an amount equal to all proceeds actually received by Seller or any of its Affiliates (other than the Companies) (irrespective of whether received before or after the Effective Time) or by any Company prior to the Closing attributable to the sale of Hydrocarbons attributable to the Company Assets (i) produced from or allocable to the Company Assets during the period following the Effective Time or (ii) contained in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) as of the Effective Time for which an upward adjustment to the Purchase Price was made pursuant to Section 2.3(a), in each case, net of any applicable Burdens;

(c) increased by an amount equal to all Company Operating Expenses and other costs and expenses incurred by Seller, any Company or their Affiliates that are attributable to any Company Assets during the period following the Effective Time and paid by Seller or any of its Affiliates (other than the Companies) (irrespective of whether paid before or after the Effective Time) or paid by any Company prior to the Closing, including (A) insurance premiums paid by or on behalf of Seller or any Company with respect to any Company’s interest in any Company Assets for the period following the Effective Time, (B) Burdens and (C) rentals and other lease maintenance payments, but excluding from this paragraph (c), for the avoidance of doubt, any Taxes, any Transaction Costs, any costs or Damages attributable to the Indemnified Liabilities, or any costs and expenses with respect to the matters described in clauses (i) through (xi) of the definition of Company Operating Expenses;

(d) decreased by an amount equal to all Company Operating Expenses and other costs and expenses paid by Purchaser or its Affiliates that are attributable to the Company Assets incurred in the period prior to the Effective Time, including (A) insurance premiums paid by Purchaser with respect to the Company Assets for the period prior to the Effective Time, (B) Burdens and (C) rentals and other lease maintenance payments, but excluding from this paragraph (d), for the avoidance of doubt, any Taxes, any Transaction Costs or any costs or Damages attributable to the Indemnified Liabilities;

(e) decreased by the amount of all Asset Taxes allocated to Seller in accordance with Section 9.3(b) but paid or otherwise economically borne by Purchaser (including, for the avoidance of doubt, by way of any (i) liability of the Companies accrued in respect thereof or (ii) reduction in the assets of any Company as a result of any payment by such Company (or, to the extent reimbursed by such Company, Seller) of such Asset Taxes); and increased by the amount of all Asset Taxes allocated to Purchaser in accordance with Section 9.3(b) but paid or otherwise economically borne by Seller

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(excluding, for the avoidance of doubt, by way of any (x) liability of the Companies accrued in respect thereof or (y) reduction in the assets of any Company as a result of any payment by such Company (or, to the extent reimbursed by such Company, Seller) of such Asset Taxes);

(f) to the extent that any of the Companies are underproduced and/or have overdelivered any Hydrocarbons as shown with respect to the net Imbalances attributable to the Company Assets set forth in Schedule 3.22 as of the Effective Time, increased by an amount equal to the product of the underproduced/overdelivered volumes times (i) $2.35/MMBtu for gaseous Hydrocarbons or (ii) $55/Bbl for liquid Hydrocarbons;

(g) to the extent that any of the Companies are overproduced and/or have underdelivered any Hydrocarbons as shown with respect to the net Imbalances attributable to the Company Assets set forth in Schedule 3.22 as of the Effective Time, decreased by an amount equal to the product of the overproduced/underdelivered volumes times (i) $2.35/MMBtu for gaseous Hydrocarbons or (ii) $55/Bbl for liquid Hydrocarbons;

(h) decreased by the amount of any Loan or indebtedness for borrowed money of the Companies remaining unpaid as of the Closing Date;

(i) decreased by (A) any losses, liabilities or Damages attributable to the Company Derivatives (if any), and (B) any settlement payments attributable to the Company Derivatives (if any), in each case, that remain unpaid as of the Closing Date;

(j) [Intentionally Omitted];

(k) decreased by the Allocated Value of any Company Assets (including the Company Assets held by any Company that is excluded hereunder) excluded from the transactions contemplated hereby pursuant to Section 5.11, Section 6.4(b) or Section 6.6(c);

(l) decreased or increased, as applicable, by the amounts set forth in Article 6 as adjustments to the Cash Purchase Price;

(m) decreased by the amount of any Transaction Costs that are paid or payable by Purchaser or the Companies after the Closing;

(n) decreased by Seller’s share of the costs of obtaining the R&W Policy described in Section 5.18(b) that are paid by Purchaser; and

(o) decreased or increased, as applicable, by any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser;

provided that, in calculating the adjustment to the Unadjusted Purchase Price pursuant to this Section 2.3, no adjustment may be accounted for in more than one of the paragraphs above.

Section 2.4 Closing Cash Payment and Post-Closing Purchase Price Adjustments.

(a) Not later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a settlement statement (the “Closing Settlement Statement”) calculating the amount equal to the Cash Purchase Price as adjusted to give effect to Seller’s good faith estimate of the adjustments provided for in Section 2.3 based upon the best information available to Seller (or, if then determinable, the final amounts thereof), together with reasonable documentation in support of such calculation. Purchaser shall have three (3) Business Days to review the settlement statement and submit a written report containing any changes Purchaser proposes to be made to the settlement statement. Seller and Purchaser shall agree on a final settlement statement prior to Closing; provided, however, if Seller and Purchaser are unable to agree, then, subject to Section 2.4(b), Seller’s good faith determination shall be used for purposes of the Closing Cash Payment to be made at the Closing. The calculation delivered by Seller in accordance with this Section 2.4(a), as adjusted in accordance with the immediately preceding sentence, if applicable, less the Deposit, less (if applicable) the Disputed Amount paid into the Defect Escrow Account at Closing, shall constitute the dollar amount to be paid by Purchaser to Seller at the Closing (the “Closing Cash Payment”).

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(b) No later than the later of (i) one hundred twenty (120) days following the Closing Date or (ii) the resolution of all Disputed Matters pursuant to Section 6.7 and Exhibit D, Seller shall prepare and deliver to Purchaser a draft statement (the “Post-Closing Statement”) setting forth the final calculation of the Cash Purchase Price taking into account any adjustments pursuant to Section 2.3 (including the calculation of each adjustment pursuant to each paragraph of Section 2.3), together with reasonable documentation in support of such calculation. As soon as reasonably practicable but not later than the thirtieth (30th) day following receipt of Seller’s statement hereunder, Purchaser shall deliver to Seller a written report (an “Adjustment Notice”) containing any changes Purchaser proposes be made in such statement. The Parties shall undertake to agree on the final Cash Purchase Price no later than thirty (30) days after delivery of the Adjustment Notice. If the final Cash Purchase Price is:

(i) mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, the final Cash Purchase Price shall be conclusive and binding on the Parties.

(ii) not mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, then Seller or Purchaser may require for the Houston, Texas office of KPMG (the “Dispute Auditor”) to resolve any disagreements. Should KPMG fail or refuse to agree to serve as Dispute Auditor within ten (10) days after written request from any Party to serve, and the Parties fail to agree in writing on a replacement Dispute Auditor within five (5) days after the end of that ten (10) day period, or should no replacement Dispute Auditor agree to serve within fifteen (15) days after the original written request pursuant to this sentence, the Dispute Auditor shall be appointed by the Houston, Texas office of the American Arbitration Association. In connection with the engagement of the Dispute Auditor, each of Seller and Purchaser shall execute such engagement, indemnity and other agreements as the Dispute Auditor shall require as a condition to such engagement. The Dispute Auditor shall determine as promptly as practicable, but in any event within thirty (30) days after the selection of the Dispute Auditor, based solely on written submissions provided by Purchaser and Seller to the Dispute Auditor (and without independent investigation on the part of the Dispute Auditor) within ten (10) days following the Dispute Auditor’s selection, whether and to what extent (if any) Seller’s statement requires adjustment. In resolving any disputed item, the Dispute Auditor shall act as an expert and not an arbitrator, and shall resolve only the items set forth in the Adjustment Notice that are still in dispute and may not assign a value to any item greater than the highest value for such item claimed by either Seller or Purchaser or less than the lowest value for such item claimed by either Seller or Purchaser. The costs of the Dispute Auditor shall be borne evenly between Seller and Purchaser. The determination of the Dispute Auditor shall be final, conclusive and binding on Purchaser and Seller. The date on which the final Cash Purchase Price is finally determined in accordance with this Section 2.4(b) is referred to as the “Determination Date.”

Any difference in the Closing Cash Payment and the final Cash Purchase Price shall be paid by the owing Party to the owed Party within fifteen (15) Business Days of the Determination Date. Any post-Closing payment pursuant to this Section 2.4 shall bear interest from the Closing Date to the date of payment at the Agreed Rate.

(c) Purchaser shall assist Seller in preparation of the Post-Closing Statement of the Cash Purchase Price under Section 2.4(b) by furnishing invoices, receipts, reasonable access to personnel and such other assistance as may be requested by Seller to facilitate such process post-Closing.

(d) All payments made or to be made under this Section 2.4 by either Seller or Purchaser shall be made by electronic transfer of immediately available funds to the bank(s) and account(s) specified by the receiving Party in writing.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to the provisions of this Article 3, and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser and Purchaser Parent as of the Execution Date and the Closing Date in each case as follows:

Section 3.1 Seller.

(a) Existence and Qualification. Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b) Power. Seller has the limited liability company power to enter into and perform this Agreement (and all documents required to be executed and delivered by Seller at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

(c) Authorization and Enforceability. Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required to be executed and delivered by Seller at Closing shall be duly executed and delivered by Seller), and this Agreement constitutes, and at the Closing such documents shall constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Conflicts. Assuming the receipt of all applicable Consents (other than any Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with applicable Antitrust Laws, Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the Organizational Documents of Seller, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or other contracts to which Seller is a party or by which any of Seller’s assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to Seller or (iv) violate any Laws applicable to Seller.

(e) Investment. Seller is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Seller is familiar with investments of the nature of the Purchaser Parent Shares, understands that this investment involves substantial risks, has adequately investigated Purchaser Parent and the Purchaser Parent Shares, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Purchaser Parent Shares, and is able to bear the economic risks of such investment. Seller has had the opportunity to visit with Purchaser Parent and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Purchaser Parent, has received all materials, documents and other information that Seller deems necessary or advisable to evaluate the Purchaser Parent Shares, and has made its own independent examination, investigation, analysis and evaluation of the Purchaser Parent Shares, including its own estimate of the value of the Purchaser Parent Shares. Seller has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Purchaser Parent) as Seller deems adequate. Seller is acquiring the Purchaser Parent Shares for its own account and not with a view toward or for offer or

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sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Purchaser Parent Shares in violation of federal or state securities Laws.

Section 3.2 The Companies.

(a) Existence and Qualification. Each Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Company is duly qualified to do business as a foreign limited liability company in each jurisdiction where its Company Business requires such qualification.

(b) No Conflicts. Assuming the receipt of all applicable Consents (other than Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with the HSR Act, the consummation by each Company of the transactions contemplated by this Agreement shall not (i) violate any provision of the Organizational Documents of such Company, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or Company Contracts to which such Company is a party or by which any of the Company Assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to such Company as a party in interest, or (iv) violate any Laws applicable to such Company.

(c) Organizational Documents. Seller has delivered to Purchaser true and complete copies of the Organizational Documents, each as amended to date, of each Company and has made available to Purchaser for inspection the ownership interest certificates, if any, and the minute books, of each Company.

(d) Title to Acquired Membership Interests. Seller owns one hundred percent (100%) of the issued and outstanding equity interests of each Company, and is the direct record and beneficial owner of the Acquired Membership Interests, in each case, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Company’s Organizational Documents. Other than this Agreement and the Organizational Documents of the Companies, the Acquired Membership Interests are not subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Acquired Membership Interests.

(e) The Acquired Membership Interests. The Acquired Membership Interests are duly authorized, validly issued and outstanding, fully paid, non-assessable and have not been issued in violation of any preemptive rights, subscription right or any similar right under any provision of local or state Law applicable to such interests, the applicable Company’s Organizational Documents, or any contract to which any Company or any of its Affiliates is a party or to which it or any of its Company Assets is otherwise bound. Except for the Acquired Membership Interests, there are no outstanding membership interests or other equity interests in any Company, or any contractual arrangements giving any other Person a right to receive any benefits or rights similar to the rights enjoyed by or accruing to the holders of any Acquired Membership Interests that will be binding on any Company after Closing other than the Ridgewood MSA. Other than pursuant to this Agreement, there are no outstanding warrants, options, rights, convertible or exchangeable securities, contractual arrangements or other commitments pursuant to which Seller or any Company is or may become obligated to issue or sell any membership interests or other equity interests in any Company, or for the repurchase or redemption of the Acquired Membership Interests, or any contractual arrangements or other commitments of any kind which may obligate Seller or any Company to issue, purchase, register for sale, redeem or otherwise acquire any membership interests or other equity interests in any Company. Immediately after the

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Closing, Purchaser will be the direct record and beneficial owner of the Acquired Membership Interests, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the applicable Company’s Organizational Documents.

Section 3.3 Subsidiaries. Except as set forth on Schedule 3.3, none of the Companies owns or has owned, directly or indirectly, any membership interests, partnership interests, stock or other equity interests in any Person. None of the Companies is engaged in or has engaged in any business other than its respective Company Business.

Section 3.4 Financial Statements. Seller has delivered the Financial Statements to Purchaser, and such Financial Statements present fairly in all material respects in accordance with the Accounting Principles, applied consistently during the periods involved, the consolidated financial position of Seller, together with its consolidated subsidiaries (including the Companies) as of the respective dates thereof and the combined results of operations, cash flows and members’ equity of Seller, together with its consolidated subsidiaries for the periods covered thereby, subject, in the case of any interim Financial Statements, to normal year-end adjustments and accruals and the absence of notes required under the Accounting Principles, none of which are reasonably expected to be material in nature or amount. Seller maintains a standard system of accounting established and administered in accordance with the Accounting Principles. The Financial Statements for Seller contain accurate accrual information of Seller’s and the Companies’ asset retirement obligations in accordance with the Accounting Principles and the applicable standards of BSEE.

Section 3.5 Labor and Employee Benefits Matters.

(a) None of the Companies (i) has or has had any employees, (ii) engages or has engaged any individual (or entity wholly owned by an individual) as a consultant or independent contractor or (iii) maintains, sponsors or contributes to, or has maintained, sponsored or contributed to, or has, or has had, any liability or potential liability with respect to, any Benefit Plan. Each individual who has provided services to any Company or with respect to any of the Company Assets has been paid in full, and as of Closing will have been paid in full, for such services.

(b) Neither Seller, any of the Companies nor any of their respective Affiliates nor any of the Company Assets is a party or subject to, or bound by, a collective bargaining agreement or any other contract, agreement or understanding with a labor union or representative of employees or individuals who provide services to it. There is no employment- or labor-related claim or Proceeding pending or, to Seller’s Knowledge, threatened against any of the Companies or with respect to any of the Company Assets. There are no, and there have never been any, strikes, lockouts or work stoppages existing or, to Seller’s Knowledge, threatened, with respect to any of the Companies or the Company Assets. Seller, the Companies, and each of their respective Affiliates are, and have since at least January 1, 2016 been, in compliance in all material respects with all Laws with respect to labor and employment (including all such Laws regarding wages and hours, classification of employees and contractors, anti-discrimination, anti-retaliation, recordkeeping, employee leave, Tax withholding and reporting, immigration and safety).

(c) The execution and delivery of this Agreement or any Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not (either alone or in connection with any other event): (i) entitle any current or former individual employee, contractor, manager or officer of any of the Companies to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; or (iv) result in payments of money or property, acceleration of benefits or provisions of other rights that have or will be made that, in the aggregate, would be reasonably likely to result in imposition of the sanctions imposed under Sections 280G and 4999 of the Code (determined without regard to the exception contained in Section 280G(b)(4) of the Code).

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(d) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability of Seller or any of its ERISA Affiliates that would be, or could become, a liability following the Closing Date of Purchaser or any of its Affiliates.

Section 3.6 Litigation. Except as disclosed in Schedule 3.6, there are no actions, suits, arbitrations, charges, claims, labor grievances, pending settlements, orders or other proceedings (collectively, “Proceedings”) pending by or before any Governmental Authority, or which are, to Seller’s Knowledge, threatened by or before any Governmental Authority, in each case, (a) with respect to any of the Companies, (b) with respect to any Company Assets or Acquired Membership Interests, or (c) which are reasonably likely to impair or delay Seller’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 3.7 Taxes. Except as would not be material or, if material, as disclosed in Schedule 3.7:

(a) The aggregate amount of the unpaid Tax liabilities of the Companies for all Tax periods ending on or before the date of the most recent Financial Statements are reflected on the Financial Statements as of the dates thereof (excluding any reserves for deferred Taxes). The aggregate amount of the unpaid Tax liabilities of the Companies for all Tax periods (or portions thereof) prior to and including the Closing Date will not exceed the aggregate amount of the unpaid Tax liabilities of the Companies as reflected on the Financial Statements as of the date of the most recent Financial Statements (excluding any reserves for deferred Taxes), as adjusted for the operations and transactions in the ordinary course of business of the Companies for the period from the date of the most recent Financial Statements to and including the Closing Date consistent with the past custom and practice of the Companies;

(b) All material Tax Returns required to be filed by each Company or which relate to Taxes for which any Company could be responsible have been duly and timely filed, and each such Tax Return is true, correct and complete in all material respects;

(c) All material Taxes owed by the Companies or for which the Companies may be liable which are or become due have been timely paid in full;

(d) Other than routine Proceedings solely in respect of Seller Taxes for which no assessment, deficiency or adjustment has been asserted, no Proceeding with respect to any Taxes or Tax Returns of or with respect to any Company has been commenced or is presently pending, and there is no material claim against any Company for any Taxes;

(e) No assessment, deficiency, or adjustment has been asserted, proposed, or, to Seller’s Knowledge, threatened with respect to any material Taxes or Tax Returns of or with respect to any Company.

(f) The Company Assets are not subject to any Tax partnership agreement and are not otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code;

(g) Any entity in which a Company holds equity interests that is treated as a partnership for U.S. federal income tax purposes has a valid election under Section 754 of the Code in effect for any taxable year of such entity that includes the Closing Date;

(h) There are no material Liens on any of the Company Assets attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable;

(i) There is not in force any extension of time with respect to the due date for the filing of any material Tax Return of or with respect to any Company or any waiver or agreement for any extension of time for the assessment or payment of any material Tax of any Company;

(j) All material Tax withholding and deposit requirements imposed on or with respect to each Company have been satisfied in full in all respects;

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(k) No claim has ever been made by an authority in a jurisdiction where a Company does not file Tax Returns that it is or may be subject to material taxation in that jurisdiction;

(l) No Company is a party to or bound by any material Tax allocation, Tax sharing or indemnification agreement (excluding, for the avoidance of doubt, any commercial agreements or contracts that are not primarily related to Taxes);

(m) No Company is and no Company has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2);

(n) No Company (i) has been a member of an affiliated, consolidated, combined or unitary group filing a consolidated federal income Tax Return or (ii) has any material liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), or as a transferee or successor, or by contract or otherwise; and

(o) For U.S. federal (and applicable state and local) income Tax purposes, each of Seller and the Companies is, and has been since its date of formation, classified as an entity disregarded as separate from its regarded tax owner.

This Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, shall constitute Seller’s sole and exclusive representations and warranties regarding Taxes, Tax Laws and all other Tax matters.

Section 3.8 Environmental Matters. Except as disclosed in Schedule 3.8 and, with respect to the matters in clauses (a) through (e) only of this Section 3.8, except as would not, individually or in the aggregate, result in any Company or, after the Closing, Purchaser incurring material Damages under Environmental Law:

(a) the Companies and their ownership and the operation of the Company Assets are, and, during the relevant time periods specified pursuant to all applicable statute of limitations, have been in compliance with all applicable Environmental Laws;

(b) (i) neither Seller nor any Company is in violation of any Permits held by it with respect to any Company Asset that are required under applicable Environmental Laws and Seller and each Company (or Seller, its Affiliates or Ridgewood, on behalf of such Company) possesses such Permits as is necessary to own the Company Assets as such are currently owned, (ii) to Seller’s Knowledge, the third party operators of the Company Assets have obtained all material Permits required for the operation of the Company Assets as currently operated pursuant to applicable Environmental Law and all such Permits are in effect, and (iii) there is no actual or alleged Proceeding which has been served on any Company or Seller or, to Seller’s Knowledge, such third party operator to revoke, modify or terminate any of such Permits;

(c) there has been no Release or threatened Release of Hazardous Materials on, under or from the Company Assets, or on, under or from any property offsite the Company Assets where any Person transported or disposed, or arranged to transport or dispose Hazardous Materials, in each case, for which Seller or any Company is or would be obligated to perform Remediation under applicable Environmental Laws on or before the Execution Date but which has not been Remediated;

(d) there are no written notices of demands, claims, actions, orders, suits or Proceedings pending, or to Seller’s Knowledge, threatened, before any Governmental Authority alleging Environmental Liabilities of any Company, violations of Environmental Laws by any Company, or asserting Remediation obligations of any Company under applicable Environmental Laws;

(e) other than in any Material Contracts and except for customary indemnities in service contracts and standard lease obligations, and except for such customary assumptions via purchase and sale agreements, assignments, bills of sale, conveyances, operating agreements, farmout or farm-in agreements, participation agreements, exploration agreements and/or development agreements, no

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Company has entered into any contract or other instrument, the primary purpose of which is to assume Damages for Environmental Liabilities, Specified Matters and Indemnified Liabilities, of third parties arising pursuant to Environmental Laws (other than the Ridgewood MSA);

(f) Seller has made available to Purchaser true and complete copies of all material environmental reports, audits, assessments and documentation in the possession or control of Seller or any Company which were prepared by a third Person, other than an employee of Seller or any of its Affiliates, relating to compliance with Environmental Laws or Environmental Liabilities, including Releases, threatened Releases, or Remediation of Hazardous Materials as it relates to the Companies, any of their ownership or use of the Company Assets, or the Company Businesses; and

(g) Schedule 3.8 sets forth all INCs that Seller or the Company has received in the previous twenty-four (24)-month period, and there are no outstanding unresolved INCs issued by any Governmental Authority with respect to any Company Asset.

Purchaser acknowledges that the Company Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes or other substances or materials located in, on or under the Company Assets or associated with the Company Assets. Equipment and sites included in the Company Assets may contain asbestos, naturally occurring radioactive material (“NORM”) or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials and equipment as scale, or in other forms. The wells, materials and equipment located on the Company Assets or included in the Company Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including water, soils or sediment. Special procedures may be required for the assessment, Remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM and other Hazardous Materials from the Company Assets. This Section 3.8, together with Section 3.33(c) and Section 3.33(d), shall constitute Seller’s sole and exclusive representations and warranties regarding Environmental Laws and/or Environmental Liabilities.

Section 3.9 Compliance with Laws. Except with respect to Tax Laws, which are exclusively addressed in Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, and Environmental Laws, which are exclusively addressed in Section 3.8, except as set forth in Schedule 3.9, each Company and each Company’s ownership and use of the Company Assets, and to Seller’s Knowledge, the operation by any third party operator of the Company Assets, in each case, are in compliance, and have been in compliance for the past four (4) years (except for any non-compliances during the past four (4) years that have been fully resolved), with all applicable Laws in all material respects. During the past two (2) years, neither Seller nor any Company has received any notice from any Governmental Authority alleging that any Company is or has been in violation of any applicable Law in any material respect.

Section 3.10 Material Contracts.

(a) Schedule 3.10(a) sets forth a listing of all Material Contracts, including all amendments thereto.

(b) Except as disclosed on Schedule 3.10(b), there are no Affiliate Contracts that will be binding on Purchaser, any of the Company Assets or any Company after Closing. There are no Company Derivatives with respect to the sale of production that will be binding on Purchaser, any of the Company Assets or any Company after Closing.

(c) Neither Seller nor any Company, and to Seller’s Knowledge, no other Person that is party to a Material Contract, is in breach or default under any Material Contract, in any material respect, except as disclosed in Schedule 3.10(c). Except as disclosed on Schedule 3.10(c), all Material Contracts are in full force and effect in accordance with their terms (i) as to each applicable Company and (ii) to Seller’s Knowledge, as to each other Person that is party to the applicable Material Contract, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general

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applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No written notice has been received or delivered by Seller or any Company, alleging any material default or breach or demanding termination, price redetermination, market-out or curtailment of any Material Contract.

Section 3.11 Consents and Preferential Purchase Rights.

(a) Except as described in Schedule 3.11(a), there are no preferential rights to purchase, rights of first refusal, rights of first offer, tag rights or other similar rights which are applicable to the transactions contemplated by this Agreement (each a “Preferential Purchase Right”).

(b) Except (i) as described in Schedule 3.11(b), (ii) for Customary Post-Closing Consents and those approvals described in Section 5.5, (iii) for Preferential Purchase Rights and (iv) as required for compliance with the Antitrust Laws, there are no restrictions on assignment or other requirements to obtain consents from third parties, including requirements for consents from third parties to any change of control of any Company, as applicable, which are applicable to the transactions contemplated by this Agreement (each a “Consent”).

Section 3.12 Liability for Brokers’ Fees. Neither Purchaser, its Affiliates nor any Company shall directly or indirectly have any Damages nor shall any of the Acquired Membership Interests or the Company Assets be burdened as a result of undertakings or agreements of Seller or any Company for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated by this Agreement.

Section 3.13 Outstanding Capital Commitments. Except as described in Schedule 3.13, as of the Execution Date, there are no outstanding authorizations for expenditure or other commitments for capital expenditures which are binding on any Company or any of the Company Assets and which pursuant to its stated terms will individually require expenditures after the Closing Date in excess of Five Hundred Thousand Dollars ($500,000) on an eight-eighths (8/8ths) basis.

Section 3.14 Absence of Certain Changes. Except as set forth in Schedule 3.14, or in the ordinary course of business, since June 30, 2019:

(a) there has not been any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) there has not been any damage to or destruction or loss of the Company Assets, whether or not covered by insurance, that individually or in the aggregate exceeds Five Hundred Thousand Dollars ($500,000);

(c) there has been no acceleration or delay in, or postponement of, the payment of any Liabilities related to the Company Businesses or the Company Assets that individually or in the aggregate are in excess of Five Hundred Thousand Dollars ($500,000);

(d) there has been no acceleration or delay in the collection of any payment related to the Company Businesses or the Company Assets that individually or in the aggregate is in excess of Five Hundred Thousand Dollars ($500,000); and

(e) there is no contract or similar agreement to do any of the foregoing.

Section 3.15 Permits. Seller (or its Affiliates) and each Company (or Ridgewood, on behalf of such Company or on behalf of Seller) have obtained and are maintaining all material Permits that are presently necessary to carry on each Company’s business as currently conducted and such Company is in compliance with the terms of such Permits in all material respects.

Section 3.16 Assets of Company Businesses.

(a) Except for the Excluded Assets and for the Company Assets set forth on Annex 1, Part A, Part B, Part C, Part D-1 and Part D-2, no Company owns or otherwise has any interest in any other material oil and gas assets.

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(b) To Seller’s Knowledge, the Company Personal Property is in good working order in all material respects, and in a state of repair adequate in all material respects for normal operations in accordance with standard industry practices in the areas in which they are operated.

Section 3.17 Insurance. As of the Execution Date, each Company (or Seller and its Affiliates or Ridgewood, on behalf of the Company) is an “insured” under the insurance policies applicable to such Company set forth on Schedule 3.17, which includes for each such policy the name of the insurer and a general description of the risks insured and related limits under each such policy. Except as set forth on Schedule 3.17, (i) there are no material outstanding claims under any such insurance, (ii) neither Seller nor any Company has received any written notice from any insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance, and (iii) all such insurance is effective and duly in force in all material respects.

Section 3.18 Absence of Undisclosed Liabilities. Other than pursuant to this Agreement, no Company is subject to any direct or indirect material liability, indebtedness, Damage, Tax, interest, penalty, amount paid in settlement, judgment, assessment, deficiency, guaranty or endorsement of or by any Person, in the case of each of the foregoing, whether absolute or contingent, matured or unmatured, asserted or unasserted, accrued or unaccrued, due or to become due, liquidated or unliquidated, that would be required to be included in such Company’s financial statements or balance sheets under GAAP, except (a) those which are adequately reflected or reserved against in the Financial Statements as of June 30, 2019 and (b) those which have been incurred in the ordinary course of business consistent with past practice since June 30, 2019 and which are not, individually or in the aggregate, material in amount.

Section 3.19 Payout Balances and Take or Pay. A materially complete and accurate payout balance for each Company Well is set forth on Schedule 3.19, as of the respective date(s) shown thereon, in each case, in which the applicable Company’s interest in such Company Well is subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Company Lease by its own terms). Except as is disclosed in Schedule 3.19, as of the respective dates shown thereon, neither Seller nor any Company has received any notice of deficiency payments under gas contracts for which any Person has a right to take deficiency gas from the Company Assets, nor has Seller or any Company received any payments for production which are subject to refund or recoupment out of future production.

Section 3.20 Non-Consent. Except as set forth on Schedule 3.20, as of the Execution Date, no Company has elected not to participate in any operation or activity proposed with respect to the Company Assets which could result in any of the Companies’ interest in any Company Assets becoming subject to a temporary or permanent reduction or forfeiture as a result of such election not to participate in such operation or activity, except to the extent reflected in the Net Revenue Interest and Working Interest columns set forth in the Lease Annex or Well Annex.

Section 3.21 Wells.

(a) Except as set forth on Schedule 3.21(a), (i) there is no Company Well in respect of which Seller or any Company has received any order or written notice from any Governmental Authority requiring that such Company Well be plugged and abandoned and for which such plugging and abandonment requirements have not been completed, (ii) to Seller’s Knowledge, all Company Wells have been drilled and completed within the limits permitted by all applicable Company Leases, Company Contracts and pooling or unit orders, and (iii) as of the Execution Date no such Company Well is subject to penalties on allowables after the Effective Time because of overproduction.

(b) As of the Execution Date, except as set forth on Schedule 3.21(b), there are no Company Wells operated by any Company or, to Seller’s Knowledge, operated by third parties that are neither in use for purposes of production or injection nor suspended or temporarily abandoned in accordance with applicable Law that, in either case, have not been plugged and abandoned in accordance with applicable Law in all material respects.

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(c) Except as disclosed in Schedule 3.21(c), there are not any wells or other equipment located on the Company Assets or in which any Company otherwise owns an interest that any Company is currently obligated by any Laws or Company Contract to currently Decommission. Schedule 3.21(c) sets forth all Decommissioning obligations and Seller’s good faith estimate of all related costs and expenses as of the date of the last reserve report for the Company Assets for all wells and other equipment then included in the Company Assets.

(d) With respect to each currently producing Company Well, at all times since the expiration of the primary term of the applicable Company Lease, there has been production and/or operations from such Company Well sufficient to maintain such Company Lease, in accordance with the terms and provisions of such Company Lease, beyond its primary term.

Section 3.22 Imbalances. Except as disclosed in Schedule 3.22, as of the Effective Time, there are no Imbalances associated with the Company Assets.

Section 3.23 Royalties. With the exception of the Suspended Funds accruing between the Execution Date and the Closing, except as disclosed in Schedule 3.23, all oil and gas production proceeds payable by any Company to others from the Company Wells have been disbursed in all material respects in accordance with all of the terms and conditions of the applicable Company Leases, Company Contracts and applicable Law.

Section 3.24 Leases. Except as set forth on Schedule 3.24:

(a) no material default exists in the performance of any obligation by any Company under any Company Lease including any default that would entitle the lessor to cancel or terminate any Company Lease, and to Seller’s Knowledge, no material default exists under any Company Lease by any other Person a party thereto;

(b) payments of all rentals, delay rentals, option payments, extension payments, and similar payments with respect to the Company Leases that are due from the Companies have been paid;

(c) no party to any Company Lease or any successor to the interest of such party has filed or, to Seller’s Knowledge, threatened to file, any action to terminate, cancel, rescind or procure judicial reformation of any Company Lease, in any material respect; and

(d) other than with respect to any payment obligations under operating agreements, no Company has any express contractual drilling obligations relating to the Company Assets or the ownership or operation thereof that are not fulfilled.

Section 3.25 Non-Operation. None of the Company Assets are or have ever been operated by Seller or any Company, or any of their respective Affiliates.

Section 3.26 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Seller’s Knowledge, threatened against Seller, any Company, or any of their respective Affiliates.

(b) Seller and each Company are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

(c) As of the Execution Date, Seller believes that (i) it is receiving reasonably equivalent value for the assignment of the Acquired Membership Interests contemplated hereunder and (ii) the consideration to be paid by Purchaser for the Acquired Membership Interests hereunder is equal to or greater than the fair market value of the same under similar circumstances.

Section 3.27 Bank Accounts. Schedule 3.27 sets forth an accurate and complete list of all deposit, demand, time, savings, passbook, security or similar accounts that the Companies (or Seller and its Affiliates or Ridgewood, solely on behalf of any Company and for which such Company is responsible)

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maintain with any bank or financial institution, the names and addresses of the financial institutions maintaining each such account, the purpose for which such account is established and the authorized signatories on each such account.

Section 3.28 Intellectual Property. Except as disclosed in Schedule 3.28:

(a) Seller (and its Affiliates) or the Companies (or Ridgewood, on behalf of the Companies) own or have a valid license to use, as applicable, all Intellectual Property used by the Companies in the conduct of the Company Businesses of the Companies as currently conducted;

(b) the use by the Companies (and, if applicable, their Affiliates or to Seller’s Knowledge, Ridgewood, in each case, in respect of use on behalf of the Companies) of such Intellectual Property has not infringed on or otherwise violated, in any material way, the rights of any third party; and

(c) each of the Companies has taken reasonable measures to protect the confidentiality of the trade secrets and confidential information of the Companies used in the Company Businesses and of any third parties who have licensed trade secrets and confidential information to the Companies for use in the Company Businesses.

Section 3.29 Casualty Losses. There have been no Casualty Losses since the Effective Time with respect to any Company Assets with Damages estimated to exceed Seven Hundred Fifty Thousand Dollars ($750,000) net to the interest of the applicable Company(ies).

Section 3.30 Bonds; Letters of Credit and Guarantees.

(a) Schedule 3.30(a) identifies the bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, any Company, or any other Affiliate of each Company with respect to the Company Assets.

(b) Except as set forth on Schedule 3.30(a), Schedule 3.30(b) identifies all sinking funds, reserves, escrows, cash deposits, financial instruments, surety agreements and similar agreements, guarantees and other items of credit support that any Company is liable for or is binding on any of the Company Assets.

(c) As of the Closing, except as set forth on Schedule 3.30(a) or Schedule 3.30(b), neither Purchaser nor any Company has any obligation (whether pursuant to applicable Law or contract or otherwise) to post any surety bond, letter of credit, cash collateral, guarantee or other form of support (credit or otherwise), or contribute any money to any Sinking Fund (including those set forth on Schedule A), in each case, with respect to any Company or the Company Assets.

Section 3.31 Limitations.

(a) Except as and to the extent expressly set forth in this Article 3, in Section 6.8, or in the certificate of Seller to be delivered pursuant to Section 8.2(d), (i) Seller makes no representations or warranties, express or implied, with respect to the Companies, the Company Businesses, the Company Assets or the transactions contemplated hereby, and (ii) Seller expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Purchaser or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Purchaser by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Seller, any Company or any of their Affiliates or related Persons).

(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN THIS ARTICLE 3, IN SECTION 6.8 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE COMPANY ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY

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DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE COMPANY ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE COMPANY ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS OR FUTURE REVENUES GENERATED BY THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE COMPANY ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE COMPANY ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT (SUBJECT TO SELLER’S COMPLIANCE WITH ITS OBLIGATIONS UNDER SECTION 6.1 AND SECTION 6.2) PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE AND THAT, SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 5.2(a), SECTION 6.4, SECTION 6.6 AND SECTION 11.2(b), THE COMPANY ASSETS ARE BEING INDIRECTLY TRANSFERRED TO PURCHASER “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 3 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE COMPANY ASSETS, AND SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 6.6 AND SECTION 11.2(b), PURCHASER SHALL BE DEEMED TO BE TAKING THE COMPANY ASSETS THROUGH THE ACQUISITION OF THE ACQUIRED MEMBERSHIP INTERESTS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER THE EXPRESS PROVISIONS UNDER THIS AGREEMENT, PURCHASER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

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(d) Any fact or item disclosed in any Schedule attached hereto shall be deemed disclosed in each other Schedule attached hereto to which such fact or item may apply so long as (i) such disclosing Schedule attached hereto is referenced by applicable cross-reference or (ii) it is reasonably apparent on its face that such disclosure is applicable to such other Schedule attached hereto. Inclusion of a matter on a Schedule attached hereto shall not be deemed an indication that such matter is, or may be, material or does, or may, have a Material Adverse Effect, is within or outside of the ordinary course of business. Schedules may include matters not required by the terms of the Agreement to be listed on the Schedule, which additional matters are disclosed for purposes of information only, and inclusion of any such matter does not mean that all such matters not required to be disclosed are included, or that any matter disclosed (including the amount or items related thereto) is required to be disclosed as material or threatened. The Schedules attached hereto shall not be deemed to expand in any way the scope or effect of any of the representations, warranties, covenants or agreements contained in this Agreement. No disclosure on a Schedule attached hereto relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Moreover, in disclosing the information in the Schedules attached hereto, Seller expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

(e) As used herein, “Material Adverse Effect” means an event, occurrence or circumstance that, individually or in the aggregate, results or would be reasonably likely to result in a material adverse effect (x) on the ownership, assets, operations or financial condition of the Company Assets or the Company Businesses, as applicable, taken as a whole or (y) upon the ability of Seller to consummate the transactions contemplated in this Agreement; provided, however, that Material Adverse Effect shall not include (i) effects resulting from changes in commodity prices; (ii) any natural decline in well performance; (iii) general changes in industry, economic or political conditions, or financial markets; (iv) changes in condition or developments generally applicable to the oil and gas industry in any area or areas where the Company Assets are located or where the Company Businesses are conducted; (v) failure to meet internal or external forecasts or estimates of revenues, earnings, expenses, asset development or other financial or economic metrics for any period (excluding the underlying cause of such failure, which otherwise constitutes a Material Adverse Effect under this Section 3.31(e)); (vi) acts of God, force majeure events and Casualty Losses; (vii) acts or failures to act by Governmental Authorities; (viii) civil unrest or similar disorder or terrorist acts; (ix) changes in Laws or interpretations thereof by any Governmental Authority, including any changes in the deductibility of drilling, completion or operating costs; (x) any reclassification or recalculation of reserves in the ordinary course of business; (xi) effects or changes that are cured or no longer exist by the earlier of Closing or the termination of this Agreement pursuant to Article 10; (xii) actions taken or omissions made after the date of this Agreement as expressly permitted or required under this Agreement, including compliance with covenants set forth herein, or as agreed in writing by the Parties; (xiii) the performance of this Agreement and the transactions contemplated thereby; (xiv) changes resulting from the announcement or pendency of this Agreement or the transactions contemplated hereby; and (xv) any increase in the cost of or limit to the availability or timely placement of, the Financing (unless in the case of subparts (iii), (iv), (vi), (vii), (viii) and/or (ix), such event(s) disproportionately affects in any material respect the Company Assets as compared to other oil and gas assets where the Company Assets are located or the Companies as compared to other Persons in the oil and gas industry where the Company Businesses are located, as applicable).

Section 3.32 Information Supplied. The Information Statement (solely with respect to the portion thereof based on information supplied by Seller for inclusion or incorporation by reference therein, but excluding any portion thereof based on information provided by Purchaser, Purchaser Parent or any of their Affiliates for inclusion or incorporation by reference therein, with respect to which no representation is made by Seller) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue

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statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.32, no representation or warranty is made by Seller with respect to information or statements made or incorporated by reference in the Information Statement that were not specifically supplied in writing by or on behalf of Seller.

Section 3.33 Specified Matters. As of the Closing, except as set forth on Schedule 3.33, there are no Damages incurred by, suffered by or owing by the Companies as of the Closing caused by, arising out of, or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets:

(a) any third party injury or death, or damage of third party properties (excluding any such property damage that is related to or caused by any Environmental Defect or properly charged or chargeable to the joint account by the operator under the applicable operating or unit agreement) occurring on or with respect to the ownership or operation of any Company Assets prior to the Closing Date;

(b) (i) those Proceedings relating to the Company Assets or any Company and for which Seller or any Company has been served prior to the Closing Date and (ii) BOEM or BSEE INCs and suspensions issued in writing prior to the Closing Date that have not been finally resolved;

(c) any civil fines or penalties or criminal sanctions imposed on a Company, to the extent resulting from any pre-Closing violation of Law (including any Environmental Law);

(d) any transportation or disposal of Hazardous Materials (other than Hydrocarbons) from any Company Asset to a site that is not a Company Asset prior to Closing that would be in violation of applicable Environmental Law or that would arise out of strict liability under applicable Environmental Law;

(e) the failure to pay or the incorrect payment by Seller or any Company to any royalty owner, overriding royalty owner or working interest owner under any Company Asset, insofar as the same are attributable to periods, and Hydrocarbons produced and marketed, prior to the Closing (excluding payment obligations relating to the Suspended Funds held by Seller, its Affiliates or any Company as of the Closing Date);

(f) any Retained Employee-Related Liabilities; and

(g) the Excluded Assets (clauses (a) through (g), collectively, the “Specified Matters”).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT

Purchaser and Purchaser Parent severally, but not jointly, represent and warrant to Seller the following as of the Execution Date and the Closing Date:

Section 4.1 Existence and Qualification. Each of Purchaser and Purchaser Parent is a corporation, validly existing and in good standing under the Laws of the State of Delaware.

Section 4.2 Power. Each of Purchaser and Purchaser Parent has the corporate power to enter into and perform its obligations under this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

Section 4.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) by Purchaser and Purchaser Parent, and the consummation of the transactions

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contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser and Purchaser Parent. This Agreement has been duly executed and delivered by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing shall be duly executed and delivered by Purchaser or Purchaser Parent, as applicable) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser and Purchaser Parent, as applicable, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the Execution Date, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the Purchaser Parent Shares, have executed and delivered, prior to the execution of this Agreement, an irrevocable written consent to the transactions contemplated hereby, including the issuance of the Purchaser Parent Shares.

Section 4.4 No Conflicts. Except for compliance with applicable Antitrust Laws, the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing), and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provision of the Organizational Documents of Purchaser or Purchaser Parent, (b) result in a default (with due notice or lapse of time or both) or the creation of any material Lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, or other financing instrument or contract to which Purchaser or Purchaser Parent is a party or by which such Person’s assets are bound, (c) violate any judgment, order, ruling, or regulation in any material respect applicable to Purchaser or Purchaser Parent or (d) violate any Law in any material respect applicable to Purchaser or Purchaser Parent.

Section 4.5 Consents, Approvals or Waivers. Except for compliance with the Antitrust Laws and Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

Section 4.6 Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Authority or arbitrator against Purchaser or Purchaser Parent or any Affiliate thereof which are reasonably likely to impair or delay Purchaser’s or Purchaser Parent’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 4.7 Financing. At Closing, Purchaser will have sufficient cash, available lines of credit or other sources of immediately available funds (in United States Dollars) to enable it to pay the Closing Cash Payment to Seller at the Closing (“Financing”). Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the Purchaser Parent Shares to Seller.

Section 4.8 Investment Intent. Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act. Purchaser is familiar with investments of the nature of the Acquired Membership Interests, understands that this investment involves substantial risks, has adequately investigated Seller, the Companies, the Company Assets and the Acquired Membership Interests, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Acquired Membership Interests, and is able to bear the economic risks of such investment. Purchaser has had the opportunity to visit with Seller or its Affiliates and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Companies, has received all materials, documents and other information that Purchaser deems necessary or advisable to evaluate the Acquired Membership Interests, and has made its own independent examination, investigation, analysis and evaluation of the Acquired Membership Interests, including its own estimate of the value of the Acquired Membership Interests.

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Purchaser has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Companies and Seller) as Purchaser deems adequate. Purchaser is acquiring the Acquired Membership Interests for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Acquired Membership Interests in violation of federal or state securities Laws.

Section 4.9 Independent Investigation. Purchaser is (and its advisors are) experienced and knowledgeable in the oil and gas business and aware of the risks of that business. Purchaser acknowledges and affirms that (a) as of the Execution Date, it has made all such independent investigation, verification, analysis and evaluation of the Company Assets and the Companies as it deems necessary or appropriate to enter into this Agreement and (b) it has made all such reviews and inspections of the Company Assets and the business, books and records, results of operations, conditions (financial or otherwise) and prospects of the Companies as it has deemed necessary or appropriate to execute and deliver this Agreement. Except for the representations and warranties expressly made by Seller in Article 3 and Section 6.8 of this Agreement or in the certificates to be delivered to Purchaser pursuant to Section 8.2(d) of this Agreement, Purchaser acknowledges that there are no representations or warranties, express or implied, as to the financial condition, assets, Damages, equity, operations, business or prospects of the Company Assets or the Companies or any Affiliate thereof, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon the representations and warranties expressly made in Article 3 and Section 6.8 and its own independent investigation, verification, analysis and evaluation.

Section 4.10 Liability for Brokers’ Fees. Neither Seller nor its Affiliates nor, prior to Closing, the Companies shall directly or indirectly have any Damages or be burdened as a result of undertakings or agreements of Purchaser or Purchaser Parent for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the purchase and sale transactions contemplated by this Agreement.

Section 4.11 Qualification. Purchaser is and as of the Closing will be qualified under all applicable Laws to own the Companies and indirectly hold the Company Leases, Company Rights-of-Way and other Company Assets, including those issued by the United States government and by other Governmental Authorities.

Section 4.12 Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.

Section 4.13 SEC Reports. Purchaser Parent has filed and made available to Seller via EDGAR all forms, reports and other documents publicly filed by Purchaser Parent with the Securities and Exchange Commission under the Exchange Act, since January 1, 2019. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Purchaser Parent may file after the date hereof and prior to the Closing Date) are referred to herein as the “Purchaser Parent SEC Reports.” The Purchaser Parent SEC Reports (a) were filed on a timely basis, (b) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder and (c) did not, at the time they were filed (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC

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Report), (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of Purchaser Parent SEC Reports other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the Purchaser Parent SEC Reports (x) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, (y) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the Securities and Exchange Commission), and (z) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of Purchaser Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

Section 4.14 Investment Company. Neither Purchaser nor Purchaser Parent is (a) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) subject in any respect to the provisions of that act.

Section 4.15 NYSE Listing. Purchaser Parent’s common stock is listed on the New York Stock Exchange, and Purchaser Parent has not received any notice of delisting. Subject to the receipt of the New York Stock Exchange listing approval with respect to the Purchaser Parent Shares, the issuance and sale of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.

Section 4.16 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent or any of their Affiliates.

(b) Purchaser and Purchaser Parent are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

Section 4.17 Information Supplied. The Information Statement (excluding any portion thereof based on information provided by Seller for inclusion or incorporation by reference therein, with respect to which no representation is made by Purchaser or Purchaser Parent) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 5

COVENANTS OF THE PARTIES

Section 5.1 Press Releases and Disclosures. Purchaser Parent will file with the Securities and Exchange Commission a current report on Form 8-K, as required under the Exchange Act, and may file a Form D, pursuant to the rules of Regulation D under the Securities Act, that discloses this Agreement. Neither Seller, the Companies nor Purchaser, nor an Affiliate of any of them, shall make any press release or other public announcement or disclosure regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall not restrict disclosures to the extent (a) necessary for a Party to perform this Agreement (including disclosure to (i) a Governmental Authority or in respect of any Proceeding or legal proceeding or subpoena, (ii) any third

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Persons holding preferential rights to purchase any of the Acquired Membership Interests or the Company Assets, rights of consent or other rights that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents, (iii) Ridgewood Energy Corporation or its Affiliates (collectively, “Ridgewood”) by Seller or the Companies, and (iv) any of such Person’s representatives and advisors), (b) required (upon advice of counsel) by applicable securities or other applicable Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, (c) such Party has given the other Parties a reasonable opportunity to review such disclosure prior to its release and no objection is raised, (d) following the filing of the Agreement by Purchaser Parent as contemplated by the first sentence of this Section 5.1, either Party may discuss the information contained in such filing, including the terms of the Purchase Agreement contained in such filing, without the consent of the other Parties, and (e) notwithstanding the foregoing, Riverstone and its Affiliates shall be entitled to disclose information deemed confidential under this Agreement, as well as Confidential Information (as defined in the Confidentiality Agreement) to investors and limited partners, and to prospective investors or other Persons as part of fundraising or marketing activities undertaken by Riverstone or any of its Affiliates; provided such disclosures in the case of clauses (a)(iii), (a)(iv) and (e) are made to Persons subject to an obligation of confidentiality with respect to such information which is no less stringent than the confidentiality obligation contained in this Section 5.1 and restricting further disclosure, provided, further, that such Persons in the case of clauses (a)(iii), (a)(iv) and (e) shall be entitled to also make any of the disclosures in clauses (a)(i), (a)(iv) and (b); provided, further, that, in the case of clauses (a) and (b), each Party shall use its reasonable efforts to consult with the other Parties regarding the contents of any such release or announcement prior to making such release or announcement, if it may do so without incurring liability.

Section 5.2 Operation of Business. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the documents or instruments contemplated to be entered into to consummate the transactions contemplated hereby (the “Transaction Documents”), until the Closing or the termination of this Agreement, Seller shall cause the Companies to (x) own and operate the Company Assets in the ordinary course consistent with past practices, subject to the terms and conditions of this Agreement, (y) not engage in any business other than the Company Businesses and (z) keep and maintain (in all material respects) accurate books, records and accounts in the ordinary course and consistent with past practices. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the Transaction Documents, without limiting the generality of the preceding, from the Execution Date until the Closing or the termination of this Agreement, Seller shall, and/or shall cause the Companies to:

(a) not lease, transfer, sell, hypothecate, encumber (including grant or create any preferential right) or otherwise dispose of any Company Assets, except for (i) sales and dispositions of Hydrocarbons in the ordinary course of business consistent with past practices, (ii) reductions or forfeitures of interest due to non-consent elections made in the ordinary course of business, interests earned by non-consent parties after non-consent payouts, and other interests subject to earnout, back-in interests, net profits interests or similar contingent payout or interests provisions in Material Contracts in effect on the Execution Date, or (iii) assignment of the Excluded Assets pursuant to the Excluded Assets Assignment;

(b) not prematurely terminate, materially amend (or waive any rights), execute or extend any Material Contracts;

(c) use its commercially reasonable efforts to maintain insurance coverage on the Company Assets set forth on Schedule 3.17 in the amounts and of the types set forth on Schedule 3.17 or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

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(d) use its commercially reasonable efforts to maintain all Permits which have been maintained by Seller or any Company as of the Execution Date (if any) in effect that are necessary or required for the ownership of the Company Assets;

(e) maintain all bonds, letters of credit, guarantees and other financial assurance, including those required by BSEE, in each case, to the extent maintained by Seller or any Company as of the Execution Date (if any) and required to own and/or operate the Company Assets in the ordinary course consistent with past practices;

(f) other than with respect to those matters described on Schedule 3.6, not institute, waive, compromise or settle any claim with respect to any Company or any Company Assets where the amount at issue is Five Hundred Thousand Dollars ($500,000) or greater on an eight-eighths (8/8ths) basis;

(g) except for operations undertaken to perpetuate any Company Assets, not propose any operation with respect to the Company Assets, the cost of which exceeds Five Hundred Thousand Dollars ($500,000), on an eight-eighths (8/8ths) basis, without first obtaining Purchaser’s written consent;

(h) forward any AFE or similar request from a third party with respect to the Company Assets to Purchaser as soon as is reasonably practicable, and thereafter consult with Purchaser regarding whether or not the applicable Company should elect to participate in such operation, provided that in no event shall Seller be required to elect to cause the applicable Company to participate in any operation or to unreasonably delay making an election in respect thereof;

(i) not (i) propose to abandon any Company Well, or (ii) agree to abandon any Company Well without first consulting with Purchaser;

(j) keep Purchaser reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted with respect to any Company Assets;

(k) (i) forward to Purchaser any production information and lease operating statements received by Seller or the Companies after the Execution Date from any third party that can be forwarded to the extent not requiring Seller or any Company to incur any Damages or break confidence with any applicable Person (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser to access such information, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages), and (ii) without incurring any Damages or cost, use its commercially reasonable efforts to seek all production information reasonably requested by Purchaser for Seller to seek from a third party operator that Seller has the right to obtain from such third party operator and provide such information to Purchaser upon receipt;

(l) notify Purchaser if any Company Lease terminates promptly upon learning of such termination;

(m) to the extent that the applicable Governmental Authority does not request Seller or the applicable Company to not disclose such matter, advise Purchaser of any material notices from any Governmental Authority with respect to idle iron obligations or directives or financial assurance obligations to the extent pertaining to the Company Assets;

(n) promptly notify Purchaser of any proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which Seller or any Company becomes aware, and Seller and such Company will not protest such proposed unitization, communitization and/or similar arrangement and/or application without Purchaser’s prior written consent;

(o) other than as provided in (i) above, not agree to participate in any operations with respect to the Company Assets for which Purchaser would be responsible after Closing, other than transactions

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in the normal, usual and customary manner, of a nature and in an amount not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate, consistent with past practices employed by such Person with respect to the Company Assets;

(p) not take, nor permit any of its Affiliates (or authorize any investment banker, financial advisor, attorney, accountant or other Person retained by, acting for or on behalf of Seller, any Company or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage or negotiate any offer or inquiry from any Person concerning the direct or indirect acquisition of Seller, a Company or the Company Assets by any Person other than Purchaser or its Affiliates; and

(q) not commit to do any act prohibited by the foregoing clauses of this Section 5.2.

Requests for approval or consent of any action restricted by this Section 5.2 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a) or (p) of this Section 5.2 or to the extent related to these clauses, clause (q) of this Section 5.2), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.2, in the event of an emergency, Seller or the applicable Company may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Companies own undivided interests in the respective Company Assets, and that neither the Companies nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.2, and/or with respect to clause (x), (y), (z), (c), (f), (h), (i)(i), (j), (n) or (o) (and to the extent related to these clauses, clause (q)) of this Section 5.2, certain Material Contracts, exist that may prevent Seller’s or the Companies’ performance of certain of the covenants set forth in this Section 5.2, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.2, nor shall any action required by a vote of working interest owners constitute such a violation so long as the applicable Companies have voted their respective interests in a manner consistent with this Section 5.2.

Section 5.3 Conduct of the Companies. Except as set forth in Schedule 5.3 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or the Transaction Documents, until the Closing, Seller shall not permit any Company to do any of the following without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3)):

(a) amend its Organizational Documents;

(b) (A) issue, transfer, sell, dispose of, pledge, encumber (other than any Permitted Interest Encumbrances) any equity interest in any Company, (B) make or declare any non-cash dividend or distribution with respect to any of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in any Company, or (C) redeem or otherwise acquire any shares of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in any Company;

(c) except for indebtedness (or guarantees of such indebtedness) to or for another Company, incur or assume a Loan or incur, create or assume any Lien with respect to any of the Company Assets;

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(d) make any change in any method of accounting or accounting principles other than those required by the Accounting Principles;

(e) acquire by merger, consolidation or purchase of equity interests, or by purchasing a substantial portion of the assets of, or by any other manner (other than by any third Person non-consent elections), any interests in a corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that are in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate;

(f) to the extent relating to Seller Taxes, (i) make, change or rescind any material election relating to Taxes, (ii) make any change in any material Tax reporting principles, methods or policies, (iii) file any material amended Tax Return or claim for refund, (iv) settle or compromise any material liability with respect to Taxes, (v) surrender any right to claim a refund of material Taxes, (vi) enter into any closing agreement affecting any liability with respect to material Taxes or material refund or (vii) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(g) to the extent relating to any Taxes for which Purchaser is responsible, (i) make, change or rescind any election relating to Taxes, (ii) make any change in any Tax reporting principles, methods or policies, (iii) file any amended Tax Return or claim for refund, (iv) settle or compromise any liability with respect to Taxes, (v) surrender any right to claim a refund of Taxes, (vi) enter into any closing agreement affecting any liability with respect to Taxes or refund or (vii) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment;

(h) adopt a plan of complete or partial liquidation or authorize or undertake a dissolution, consolidation, restructuring, recapitalization or other reorganization;

(i) make any Loan (excluding (i) accounts receivable in the ordinary course of business or (ii) advances or cash call payments to the operator or counterparty as required under applicable operating or service agreements);

(j) form any subsidiaries;

(k) terminate or voluntarily relinquish any material Permit necessary for the conduct of the applicable Company’s business in accordance with past practices except in the ordinary course of business;

(l) hire any employees, engage any independent contractor or establish, or become obligated to contribute to, any Benefit Plan or other employee benefit or compensation plan, program, policy, agreement or arrangement; or

(m) agree to do any of the foregoing.

Requests for approval or consent of any action restricted by this Section 5.3 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.3, in the event of an emergency, Seller may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action

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reasonably promptly thereafter. Purchaser acknowledges that the Companies own undivided interests in the respective Company Assets, and that neither the Companies nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.3 exist that may prevent Seller’s or the Companies’ performance of certain of the covenants set forth in this Section 5.3, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.3, nor shall any action required by a vote of working interest owners constitute such a violation so long as the applicable Companies have voted their respective interests in a manner consistent with this Section 5.3.

Section 5.4 Update of Schedules. With respect to the representations and warranties of Seller contained in this Agreement, Seller shall have the continuing right until Closing to add, amend or supplement the Schedules to its representations and warranties with respect to any matter first learned of by Seller (provided that Seller shall not have Knowledge of such matter on or prior to the Execution Date) or first arising after the Execution Date which, if existing at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules; provided that Seller shall use its commercially reasonable efforts to provide Purchaser with oral notice by telephone at least two (2) Business Days prior to any such addition, amendment, or supplement to the Schedules, and Seller shall cooperate with Purchaser as reasonably requested by Purchaser with respect to drafting any such addition, amendment, or supplement to the Schedules. Except as set forth in the last sentence of this Section 5.4, any disclosure in any such addition, amendment or supplement shall not be deemed to have subsequently cured any inaccuracy in or breach of any representation or warranty as of the date made in this Agreement, including for the purposes of indemnification and termination rights contained in this Agreement or determining whether the conditions set forth in Section 7.2(a) have been fulfilled. Notwithstanding the foregoing, in the event that (a) the conditions set forth in Section 7.2(a) are not fulfilled as a result of, in whole or in part, all or any matters that Seller has included in any addition, amendment or supplement to any Schedules pursuant to this Section 5.4 and (b) Purchaser elects to proceed with Closing notwithstanding the conditions set forth in Section 7.2(a) not being fulfilled, then in such event all disclosures in any such addition, amendment or supplement shall be deemed to have cured any applicable inaccuracy or breach of any representation or warranty contained in this Agreement for the purposes of determining Seller’s indemnity obligations under Article 11, and Seller shall be deemed to have waived any remedy with respect to such disclosures.

Section 5.5 Commercially Reasonable Efforts; Further Action. If applicable, Seller and Purchaser shall (x) make or cause to be made any filings that may be required under the HSR Act and any other applicable Antitrust Law, with respect to the transactions contemplated hereby as promptly as practicable, but with respect to the HSR Act, in no event later than ten (10) Business Days, after the Execution Date, (y) bear their own costs and expenses incurred in connection with such filings and shall each pay fifty percent (50%) of any filing fees in connection therewith, and (z) use their commercially reasonable efforts to respond at the earliest practicable date to any requests for additional information made by the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other applicable Governmental Authority. In connection with this Section 5.5, the Parties shall, to the extent permitted by Laws, (i) cooperate in all material respects with each other in connection with any filing, submission, investigation or inquiry, (ii) absent an objection from a Governmental Authority, provide advance notice and allow the other Party or Parties to participate in every communication with a Governmental Authority, provided that this clause shall not apply to a communication initiated by the Governmental Authority without advance notice to a Party, in which case the next clause shall apply, (iii) promptly inform the other Party or Parties of any communication received by such Party from, or given by such Party to, the DOJ or the FTC or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding the transactions contemplated hereby, (iv) have the right to review in advance, and to the extent practicable, each shall consult any other on, any filing made with, or written materials to be submitted to, the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, any other Person, in connection with the transactions contemplated hereby, and (v) consult with each other in advance of any meeting, discussion, telephone call or conference with the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, with any other

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Person. Each of Seller and Purchaser shall provide the other Party or Parties with information that is reasonably requested and that is reasonably necessary to obtain the expiration of the waiting period under the HSR Act; provided, however, that no Party would be required to share information that (A) is subject to the attorney-client or work product privilege, absent entry of a mutually acceptable joint defense agreement or (B) reflects the value of the transaction. Notwithstanding the foregoing or anything else to the contrary herein, in no event will either of the Parties or any of their Affiliates be required to agree in connection with such filings contemplated by this Section 5.5 to any divestiture, transfer or licensing of its properties, assets or businesses, or to the imposition of any limitation on the ability of any of the foregoing to conduct its businesses or to own or exercise control of its assets and properties.

Section 5.6 Intercompany Indebtedness. Subject to Section 5.10 and Section 5.17, and without limiting the Parties’ rights or obligations set forth in Section 1.4, Seller shall, and shall cause its Affiliates (other than the Companies) to, release from Damages and to cancel any indebtedness or payables from each Company to Seller or its Affiliates (other than the Companies), and shall cause each Company to release from Damages and to cancel all receivables from Seller or its Affiliates (other than the Companies).

Section 5.7 Hedges. After the Execution Date, Seller shall cause the Companies not to enter into any futures, options, swaps or other derivatives with respect to the sale of production from the Company Assets (the “Derivatives”).

Section 5.8 Further Assurances. After Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 5.9 Replacement of Bonds, Letters of Credit and Guarantees. The Parties understand that none of the Sinking Funds set forth on Schedule A and maintained by Seller, Ridgewood or any of their Affiliates on behalf of the Companies and none of the bonds, letters of credit, cash collateral and guarantees, if any, posted by Seller, the Companies or any of their Affiliates with any Governmental Authority or third Person are to be transferred to Purchaser, and none of the Sinking Funds (including those not set forth on Schedule A, if any) are intended to be for the economic benefit of Purchaser, or, following the Closing, the Companies. On or before the Closing, Purchaser shall obtain, or cause to be obtained in the name of Purchaser, replacements for the bonds, letters of credit, cash collateral and guarantees necessary for the ownership and operation of the Companies and the Company Assets and identified in Schedule 3.30. Purchaser shall use commercially reasonable efforts to assist Seller in its efforts to cause, effective as of the Closing or after Closing if applicable, the cancellation or return to Seller of such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Companies or any of their Affiliates, and shall promptly remit the proceeds or credits associated with the release of any of the foregoing to Seller or its designee; provided that, notwithstanding the foregoing, (a) Seller acknowledges and agrees that Purchaser does not warrant that such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, any Company or any of their Affiliates will be cancelled or returned to Seller by the applicable third party, which cancellation or return shall be the sole responsibility of Seller or its Affiliates, and (b) subject to Purchaser’s use of commercially reasonable efforts as required by this sentence, Purchaser shall not (except as set forth in the immediately succeeding sentence and associated indemnification set forth in Section 11.2(a)(i)) be liable to any Seller Indemnified Party if any such bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller or such Affiliates are not cancelled or returned to Seller by the applicable third party. For the avoidance of doubt, if the applicable third party calls upon or draws down any such non-cancelled or unreturned bonds, letters of credit, cash collateral or guarantees posted (or supported) by Seller, the Companies or any of their Affiliates, any Damages with respect to the drawing or calling upon of such credit support shall be covered by the indemnification set forth in Section 11.2(a)(i). Purchaser may also provide evidence that such replacements are not necessary as a result of existing bonds, letters of credit, cash collateral or guarantees that Purchaser has previously posted as long as such existing bonds, letters of credit, cash collateral or guarantees are adequate to secure the release of those posted (or supported) by Seller, the Companies or any of their Affiliates.

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Section 5.10 Certain Affiliate Transactions. At or prior to the Closing, Seller shall, and shall cause the Companies to, terminate all intercompany agreements, contracts, loans, payables, receivables, arrangements and any other transactions between any Company, on the one hand, and Seller or any of its Affiliates (other than the Companies), on the other hand (the “Affiliate Transactions”), including all Affiliate Contracts and the intercompany arrangements in Schedule 5.10, in each case, for the avoidance of doubt, other than the Ridgewood MSA. Additionally, at or prior to the Closing, Seller shall cause the applicable Companies to execute and deliver an Excluded Assets Assignment as contemplated in Section 1.3.

Section 5.11 Preferential Purchase Rights; Consents.

(a) With respect to each Preferential Purchase Right set forth in Schedule 3.11(a), if any, within ten (10) Business Days of the Execution Date, Seller shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. If Purchaser or Seller discovers any Preferential Purchase Right following the Execution Date that is not set forth in Schedule 3.11(a), Seller, within five (5) Business Days of the date Seller becomes aware of such Preferential Purchase Right, shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. Seller shall provide Purchaser with (x) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(a) promptly after sending the same to such holder and (y) copies of any written responses received from any such holder promptly after receiving the same.

(i) If, prior to Closing, any holder of a Preferential Purchase Right notifies Seller that it intends to consummate the purchase of the Company Asset to which its Preferential Purchase Right applies, then the Company holding the Company Asset subject to such Preferential Purchase Right shall not be assigned to Purchaser at Closing and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company being so excluded. Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Purchase Right prior to Closing. If such holder of such Preferential Purchase Right thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale but not later than sixty (60) days following the Closing Date, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the Company that was so excluded prior to Closing, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Assets, and (C) Seller shall assign to Purchaser the affected Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(ii) If, as of Closing, the time for exercising a Preferential Purchase Right has not expired and such Preferential Purchase Right has not been exercised or waived, then the Company holding the Company Asset subject to such Preferential Purchase Right shall not be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company being so excluded. In the event that such holder exercises its Preferential Purchase Right following the Closing and consummates the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right in accordance therewith, if the exercise of such Preferential Purchase Right was with respect to substantially all of the Company Assets held by the affected Company, then Seller shall have no further obligation to sell or convey the affected Company and Purchaser shall have no further obligation to purchase, accept or pay for such affected Company, and the affected Company shall not be assigned to Purchaser at Closing. If, within sixty (60) days following the Closing Date,

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(x) the applicable Preferential Purchase Right is waived or expires without exercise by the holder thereof, (y) the holder that has exercised the applicable Preferential Purchase Right after Closing thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale, or (z) the applicable Preferential Purchase Right was exercised (and the purchase by the holder thereof of the Company Assets (or portion thereof) covered by such Preferential Purchase Right was consummated), but only with respect to less than substantially all of the Company Assets held by the affected Company, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the affected Company that was so excluded, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (provided that, with respect to clause (z), the price paid to Seller shall be less the Allocated Value of the Company Assets subject to the exercised Preferential Purchase Right and sold to the holder thereof) and (C) Seller shall assign to Purchaser the affected Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(iii) If all of the Preferential Purchase Rights applicable to any of the Company Assets held by a single Company have been waived, or the period to exercise the applicable Preferential Purchase Rights has expired without exercise by the holder thereof, in each case, prior to Closing, then such Company shall be sold to Purchaser at Closing pursuant to the provisions of this Agreement.

(b) With respect to each Consent set forth in Schedule 3.11(b), within ten (10) Business Days of the date hereof, Seller shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent seeking such holder’s consent to the transactions contemplated hereby. If Purchaser or Seller discovers any Consent following the Execution Date that is not set forth in Schedule 3.11(b), Seller, within five (5) Business Days of the date Seller becomes aware of such Consent, shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent. Seller shall provide Purchaser with (i) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(b) promptly after sending the same to such holder and (ii) copies of any written responses received from any such holder promptly after receiving the same.

(i) If (A) Seller fails to obtain a Consent prior to Closing and the failure to obtain such Consent would cause (1) the change of control of the Company Asset affected thereby to Purchaser to be void or voidable or (2) the termination of a Company Lease, Company Right-of-Way or Company Contract under the express terms thereof (or give the holder of such Company Lease, Company Right-of-Way or Company Contract the express right to terminate the same) or (B) a Consent requested by Seller is denied in writing (each, a “Hard Consent”), then, in each case, the Company affected by such un-obtained Consent shall not be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Leases, Company Units and Company Wells held by the Company so excluded. In the event that a Consent (with respect to a Company Asset excluded pursuant to this Section 5.11(b)) that was not obtained prior to Closing is obtained within sixty (60) days following Closing, then, within ten (10) days after such Consent is obtained, (x) Purchaser shall purchase the affected Company that was so excluded as a result of such previously un-obtained Consent and pay to Seller the amount by which the Cash Purchase Price was reduced at Closing with respect to the Company Assets so excluded and (y) Seller shall assign to Purchaser the Company so excluded at Closing pursuant to an instrument in substantially the same form as the Assignment of Interests.

(ii) If Seller fails to obtain a Consent prior to Closing and such Consent is not a Hard Consent, then the Company holding the Company Asset subject to such un-obtained

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Consent shall nevertheless be assigned to Purchaser at Closing, without adjustment to the Cash Purchase Price.

(iii) Prior to Closing, Seller and Purchaser shall use their commercially reasonable efforts to, and Seller shall cause the Companies to use their commercially reasonable efforts to, obtain all Consents; provided, however, that no Party shall be required to incur any Damages to the holder of such Consent or pay any money in order to obtain any such Consent.

Section 5.12 Release. Effective as of the Closing, Seller, on behalf of itself and its Affiliates (other than the Companies), hereby releases, acquits and forever discharges the Companies, and Purchaser, on behalf of each Company, hereby releases, acquits and forever discharges Seller and its Affiliates (Seller and its Affiliates (other than the Companies), and Purchaser on behalf of the Companies, in each case, in such Person’s capacity as a releasing party pursuant to the foregoing, the “Releasing Parties”, and the Companies, and Seller and its Affiliates, in each case, in such Person’s capacity as a released party pursuant to the foregoing, the “Released Parties”), from and against any and all Damages, whether known or unknown, which the Releasing Parties have or may come to have against the Released Parties, whether directly, indirectly or derivatively, in each case arising prior to the Closing Date and relating to the Affiliate Transactions, the Acquired Membership Interests, the Company Assets or the Company Businesses, or to Seller and its Affiliates to the extent relating to the Companies, in each case, WHETHER OR NOT THE LIABILITIES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY RELEASED PARTY; PROVIDED THAT THE FOREGOING RELEASE SHALL NOT COVER ANY DAMAGES FOR WHICH THE RELEASING PARTY IS ENTITLED TO AN INDEMNITY PURSUANT TO ARTICLE 11.

Section 5.13 Casualty and Condemnation. If, after the Execution Date but prior to the Closing Date, any portion of the Company Assets is damaged or destroyed by fire, hurricanes and storms, wind damage, other severe weather events or other casualty or is taken in condemnation or under right of eminent domain (excluding normal wear and tear, mechanical failure or gradual structural deterioration of materials, equipment and infrastructure, or reservoir changes or depletion due to normal production, each, a “Casualty Loss”), the Parties shall notwithstanding the Casualty Loss proceed to Closing (unless otherwise provided in Section 7.1 or Section 7.2), and, at Seller’s election, one of the following remedies shall be implemented with respect to any Casualty Loss in excess of Seven Hundred Fifty Thousand Dollars ($750,000) net to the interest of the applicable Company(ies): (a) Seller shall cause the Company Assets affected by such Casualty Loss to be repaired or replaced prior to the Closing to the condition of such assets prior to the occurrence of such Casualty Loss, at Seller’s sole cost and expense; or (b) reduce the Cash Purchase Price by the amount (net to the applicable Company’s Working Interest in the affected assets) that the Parties agree would be reasonably required to repair or replace the affected assets to the condition of such assets prior to the occurrence of such Casualty Loss. In each case, Seller shall retain all rights to insurance, condemnation awards and other claims against third parties with respect to the Casualty Loss.

Section 5.14 Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.

Section 5.15 Cooperation with Purchaser Parent Securities Filings. From and after the Execution Date and at any applicable time within 36 months after the Closing:

(a) Seller shall, and shall cause its Affiliates to, furnish all information about Seller, the Acquired Membership Interests or the Company Assets, and all financial information related thereto to Purchaser Parent as Purchaser Parent may reasonably request in connection with the preparation and filing of any filings that Purchaser Parent or any of its Affiliates may be required to make with the Securities and Exchange Commission under applicable Law in connection with the transactions contemplated hereby, the financing thereof or any other matters, that includes information regarding

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Seller, the Acquired Membership Interests or the Company Assets (the “Required Purchaser Filings”). Purchaser Parent or any applicable Affiliate shall indemnify and hold harmless Seller and its Affiliates from and against any and all losses or damages actually suffered or incurred by them directly in connection with any Required Purchaser Filing (other than to the extent related to information provided by Seller regarding Seller, the Acquired Membership Interests or the Company Assets). Furthermore, any reasonable documented out-of-pocket expenses incurred by Seller or its Affiliates in the performance of this Section 5.15, including any expenses associated with obtaining audited financials, and any legal fees, shall be reimbursed to Seller by Purchaser promptly upon receipt of an invoice therefor.

(b) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to obtain the consents of Deloitte & Touche LLP to include the reports of Deloitte & Touche LLP with respect to any financial statements related to Seller, the Acquired Membership Interests or the Company Assets in the Required Purchaser Filings, each dated as of the filing date of the applicable Required Purchaser Filing or such other date as reasonably requested by Purchaser Parent. In addition, Seller will not object to the use of any such financial statements in connection therewith.

(c) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to cause to be delivered to Purchaser Parent, at Purchaser Parent’s expense, “comfort” letters of Deloitte & Touche LLP, each dated as of a date as reasonably requested by Purchaser Parent, and addressed to Purchaser Parent or its specified Affiliate or Affiliates with regard to financial statements and financial information related to Seller, the Acquired Membership Interests or the Company Assets included in, or incorporated by reference into, any such Required Purchaser Filing, in form and substance customary in scope and substance for “comfort” letters delivered by independent public accountants in connection with underwritten public debt or equity offerings.

Section 5.16 Preparation of Information Statement. As promptly as reasonably practicable after the Execution Date, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material

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fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party.

Section 5.17 Distributions. On or prior to the Closing, Seller shall be entitled to cause the Companies to make a distribution to Seller of all cash held in any bank accounts held by Seller and its Affiliates (other than the Companies), or Ridgewood, on behalf of the Companies, other than the Suspended Funds, if any (which shall remain held by each Company as of the Closing), and, in each case, there shall be no adjustment to the Purchase Price therefor.

Section 5.18 R&W Policy.

(a) Purchaser has conditionally bound a representations and warranties insurance policy (the “R&W Policy”) pursuant to the binder agreement which was provided to Seller for review in advance of the Execution Date and which is attached hereto as Exhibit H (the “R&W Conditional Binder”). From and after the Execution Date, each Party shall use its commercially reasonable efforts to satisfy the conditions set forth in the R&W Conditional Binder as of the Closing Date. The R&W Policy shall contain: (i) a waiver of subrogation, contribution, or otherwise by the insurer in favor of the Seller Indemnified Parties, except against Seller or any “Seller” under the Other PSAs or with respect to such Seller’s or “Seller’s” (as applicable) actual and intentional fraud in the making of the representations and warranties set forth in Article 3 of this Agreement (or the corresponding article setting forth any “Seller’s” representations and warranties in any Other PSA, as applicable), it being understood that the fraud of one Seller or “Seller” (as applicable) shall not be imputed to any other Seller or “Seller” (as applicable); and (ii) a statement that each Seller Indemnified Party is an intended third party beneficiary of the foregoing subrogation limitation.

(b) Seller and Purchaser shall each pay fifty percent (50%) of all costs of obtaining the R&W Policy, specifically the premium, surplus lines Taxes and fees, and any related broker compensation and underwriting fees; provided that Seller’s share of such costs shall be paid by Seller via the adjustment of the Cash Purchase Price pursuant to Section 2.3(n).

(c) Purchaser agrees that after the Closing it will not agree to any amendment of the R&W Policy that would be expected to cause actual and material prejudice to Seller without Seller’s prior written consent.

(d) Notwithstanding anything to the contrary in this Agreement, none of the Seller Indemnified Parties shall be entitled to any proceeds from the R&W Policy.

Notwithstanding anything in this Section 5.18 or otherwise to the contrary, nothing herein shall be interpreted to limit Purchaser’s rights to make or pursue claims, or secure recovery under the R&W Policy, as Purchaser believes, in its sole discretion, to be in Purchaser’s interests.

ARTICLE 6

EXAMINATION OF TITLE AND PROPERTIES

Section 6.1 Access.

(a) From and after the Execution Date until Closing or termination of this Agreement, Seller shall, or shall cause the Companies to afford to Purchaser (and any of its officers, employees, agents,

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accountants, attorneys, investment bankers, landmen, consultants or other designated representatives (collectively, “Purchaser’s Representatives”)), reasonable access to the Companies’ and, to the extent related to the Companies or the Company Assets, Seller’s, books and records (including the Company Records), in each case, in the possession or control of the Companies or their Affiliates, and, solely for the purpose of Purchaser’s due diligence investigation of the Company Assets, but only to the extent that Seller or the Companies, as applicable, may do so without violating any confidentiality or other obligations to any third Person or waiving any right to any legal privilege (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser and Purchaser’s Representatives to gain such access, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages). Seller shall use its commercially reasonable efforts to provide Purchaser and/or Purchaser’s Representatives with reasonable access to the representatives of Ridgewood for the purposes of Purchaser’s due diligence investigation of the Company Assets. All access by Purchaser shall be limited to Seller’s or the Companies’ or Ridgewood’s normal business hours, and Purchaser’s review shall be conducted in a manner that minimizes interference with Seller’s or its Affiliates’ or Ridgewood’s businesses.

(b) Purchaser acknowledges that (i) neither Seller nor the Companies are able to provide physical access to the Company Assets and (ii) Seller and its Affiliates cannot cause Ridgewood to have discussions with Purchaser or Purchaser’s Representatives. Notwithstanding the foregoing, Seller shall use commercially reasonable efforts to provide Purchaser access to the Company Assets, and Purchaser acknowledges that it may be required to enter into indemnity, bonding or other similar agreements with the applicable operator of any Company Assets. All inspections pursuant to this Section 6.1 shall (subject to Section 6.2(b)) be conducted at Purchaser’s sole cost, risk and expense, and any conclusions made from any such investigation done by Purchaser or any of Purchaser’s Representatives shall result from Purchaser’s own independent review and judgment. Purchaser agrees to comply with (and to cause Purchaser’s Representatives to comply with) the rules, regulations and instructions issued by Seller and its Affiliates, the Companies or Ridgewood, as applicable, regarding the actions of Purchaser (and Purchaser’s Representatives) in conducting any inspection pursuant to this Section 6.1.

Section 6.2 Environmental Inspection.

(a) Purchaser acknowledges that neither Seller nor the Companies are able to provide physical access to the Company Assets. Nonetheless, if reasonably requested by Purchaser, Seller shall request the permission of the applicable third party operator to allow Purchaser and Purchaser’s Representatives, subject to Section 6.2(b), at Purchaser’s sole cost, risk and expense, reasonable access to the Company Assets to conduct Phase I Activities, field inspections and compliance reviews for purposes of Purchaser’s due diligence investigation of environmental matters relating to the Company Assets (“Purchaser’s Phase I Environmental Review”) but only to the extent that Seller or the Companies, as applicable, may do so without violating any confidentiality or other obligations to any third Person. Purchaser shall, and shall cause Purchaser’s Representatives to, abide by the applicable operators’ implemented safety rules, regulations and operating policies of which they are informed in conducting Purchaser’s Phase I Environmental Review. The scope of work comprising Purchaser’s Phase I Environmental Review shall be limited to those activities permitted by the applicable operator and any contractual obligations burdening Seller or the Companies, and shall not include any sampling, testing or other invasive activities. Purchaser shall (i) consult with Seller before conducting any work comprising Purchaser’s Phase I Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s or the Companies’ (or any of their Affiliates’) normal operations, (iii) comply with all Environmental Laws applicable to Purchaser’s Phase I Environmental Review and customary industry practices and all rules of the applicable operator and any contractual obligations burdening Seller or the Companies, and (iv) promptly restore the Company Assets and repair to the approximate same condition any damage thereto resulting from Purchaser’s Phase I Environmental Review. Seller shall have the right to have one or more

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representatives accompany Purchaser at all times during Purchaser’s Phase I Environmental Review, and Purchaser shall give Seller or the Companies at least forty-eight (48) hours’ notice prior to any visits by it (or any Purchaser’s Representatives) to the applicable Company Assets. The Parties agree that all information discovered during Purchaser’s Phase I Environmental Review shall be governed by the terms of the Confidentiality Agreement.

(b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND WITHOUT LIMITING PURCHASER’S RIGHTS TO INDEMNIFICATION UNDER ARTICLE 11, PURCHASER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER INDEMNIFIED PARTIES, FROM AND AGAINST ANY AND ALL DAMAGES ARISING OUT OF, RESULTING FROM, BASED ON, ASSOCIATED WITH, OR RELATING TO, IN ANY WAY, PURCHASER’S DUE DILIGENCE ACTIVITIES OR THE ACCESS AFFORDED TO PURCHASER OR PURCHASER’S REPRESENTATIVES PURSUANT TO THIS ARTICLE 6, REGARDLESS OF WHETHER SUCH DAMAGES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY SELLER INDEMNIFIED PARTY, EXCEPTING ONLY DAMAGES (A) TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER INDEMNIFIED PARTY OR (B) RELATED TO ANY ENVIRONMENTAL CONDITION UNCOVERED OR DISCOVERED BY PURCHASER OR PURCHASER’S REPRESENTATIVES DURING THE COURSE OF PURCHASER’S DUE DILIGENCE REVIEW TO THE EXTENT THE SAME WERE NOT CAUSED OR EXACERBATED BY PURCHASER’S OR PURCHASER’S REPRESENTATIVES’ DUE DILIGENCE ACTIVITIES. THE FOREGOING INDEMNITY SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY TERMINATION OF THIS AGREEMENT.

(c) All information obtained by Purchaser and its representatives under this Section 6.2 shall be subject to Section 5.1 and the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information. In the event that Purchaser receives any reports generated by third parties in connection with any inspections, examinations, investigations, studies or assessments conducted by or on behalf of Purchaser in connection with the transactions contemplated by this Agreement, Purchaser shall make such reports available to Seller at Seller’s request and (i) prior to the Closing, Purchaser shall not disclose any such reports without the prior written consent of Seller and (ii) from and after the Closing, Seller shall not disclose any such reports without the prior written consent of Purchaser.

Section 6.3 Exclusive Remedy.

(a) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any defect of title (including any Title Defect) with respect to the Companies or the Company Assets, and the provisions of Article 11 shall not apply with respect to any defect in title (including any Title Defect), except with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8. Notwithstanding anything contained in this Agreement to the contrary, a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24 or Section 3.33(e) shall not constitute a Title Defect under this Article 6.

(b) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any Environmental Defect and any Environmental Liability with respect to the Companies or the Company Assets, and the provisions of Article 11 shall not apply with respect to any Environmental Defect or any Environmental Liability, except with respect to a breach of the representations and warranties set forth in Section 3.8, Section 3.33(c) or Section 3.33(d).

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Section 6.4 Notice of Title Defects and Title Benefits; Remedies.

(a) If either Party discovers any Title Benefit, or if Purchaser discovers any Title Defect, then such Party shall be obligated to deliver to the other Party, in each case, on or prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Title Defect Deadline”), a Title Notice with respect to such Title Benefit or Title Defect, as applicable. To assert a claim with respect to a Title Defect, or a Title Benefit, as applicable, and for such claim to be effective, Seller or Purchaser must deliver a Title Notice which substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline. Except for claims with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8, from and after Closing, Seller and Purchaser shall be deemed to have waived, and neither Purchaser nor Seller, respectively, shall have any Damages for, any Title Benefit or Title Defect for which Purchaser or Seller, respectively, has not received a Title Notice that substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline; provided, however, that the foregoing shall not release Purchaser from any breach of its obligation to deliver a Title Notice in connection with its discovery of a Title Defect or Title Benefit prior to the Title Defect Deadline.

(b) With respect to each Company Lease, Company Unit or Company Well for which Purchaser has asserted a Title Defect pursuant to a timely delivered Title Notice in substantial compliance with the definition of Title Notice (each such Company Lease, Company Unit or Company Well, a “Title Defect Property”), Seller shall have the right until the Closing Date to cure any asserted Title Defect and/or to notify Purchaser of those asserted Title Defects that Seller disputes (each, a “Title Dispute Election”). Subject to Seller’s continuing right to dispute the existence of a Title Defect or the Title Defect Amount with respect thereto, with respect to each uncured Title Defect Property timely reported under Section 6.4(a), Seller shall have the right to elect any of the following:

(i) if Purchaser and Seller mutually agree, Seller shall retain at Closing the Company holding the affected Title Defect Property or cause to be conveyed by the applicable Company to Seller or its designee immediately prior to the Closing, as applicable, such Title Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Company or Title Defect Property (and related or associated Company Assets), as applicable, shall be excluded from the Closing, (B) if excluded, such Title Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Title Defect Property or by the aggregate Allocated Values of all Company Assets held by such excluded Company, as applicable; or

(ii) such applicable Company and such Title Defect Property (and all related or associated Company Assets) (any such Title Defect Property, together with all other such Title Defect Properties, the “Included Title Defect Properties”) shall be included at Closing with the Company Assets, subject to all such uncured Title Defects, in which case, subject to Section 6.4(c), the Cash Purchase Price shall be reduced at Closing by the Title Defect Amount.

(c) With respect to any Included Title Defect Property for which there is a timely delivered Title Dispute Election, the Closing Cash Payment shall be reduced by the Disputed Amount, which shall be paid into the Defect Escrow Account at Closing, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7.

Section 6.5 Title Defect Amount; Title Benefit Amount; Adjustments.

(a) The amount by which the Allocated Value of any Company Lease, Company Unit or Company Well (or Company Leases, Company Units or Company Wells if multiple Company Leases,

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Company Units or Company Wells are affected) is reduced as a result of the existence of a Title Defect with respect thereto is the “Title Defect Amount”, which shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Defect Amount, then such amount shall be the Title Defect Amount;

(ii) if the Title Defect represents a decrease in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well below (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate decrease in the Working Interest for such Company Lease, Company Unit or Company Well below the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Defect Amount shall be the product of (y) the Allocated Value for such Company Lease, Company Unit or Company Well multiplied by (z) one (1), minus a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well as stated on the Well Annex;

(iii) if the Title Defect is based on a Lien upon a Company Lease, Company Unit or Company Well that is undisputed and liquidated in amount, then the amount of such Title Defect shall be lesser of the amount necessary to remove such Lien from the affected Company Lease, Company Unit or Company Well and the Allocated Value of the affected Company Lease, Company Unit or Company Well;

(iv) if the Title Defect is based on an obligation, encumbrance, Burden or charge upon or other defect in title to the affected Company Lease, Company Unit or Company Well of a type not described in Sections 6.5(a)(i), (ii) or (iii), then, subject to the other provisions hereof, the Title Defect Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of that Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Defect; (C) the legal effect of the Title Defect; (D) the potential economic effect of the Title Defect over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Defect by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation;

(v) the Title Defect Amount with respect to any Company Lease, Company Unit or Company Well shall be determined without duplication of any costs or losses (A) included in another Title Defect Amount hereunder, (B) included in any remedy for a Casualty Loss under Section 5.13, or (C) for which Purchaser otherwise receives credit in the calculation of the adjustments to the Cash Purchase Price; and

(vi) notwithstanding anything to the contrary set forth herein, except for the Title Defect Amounts described in clause (iv) of this Section 6.5(a), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Company Lease, Company Unit or Company Well shall not exceed the Allocated Value of such Company Lease, Company Unit or Company Well.

(b) The only remedy for Title Benefits is the netting against Title Defect Amounts which is only available for Title Benefit Amounts exceeding the Title Threshold. Each “Title Benefit Amount” shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Benefit Amount, then such amount shall be the Title Benefit Amount;

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(ii) if the Title Benefit represents an increase in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well over (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate increase in the Working Interest for such Company Lease, Company Unit or Company Well above the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Benefit Amount shall be the product of (y) the Allocated Value of such Company Lease, Company Unit or Company Well, multiplied by (z) the result obtained by subtracting one (1) from a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well stated on the Well Annex;

(iii) if the Title Benefit is not of a type described in Sections 6.5(b)(i) and (ii), then, subject to the other provisions hereof, the Title Benefit Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of the affected Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Benefit; (C) the legal effect of the Title Benefit; (D) the potential economic effect of the Title Benefit over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Benefit by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation.

(c) Notwithstanding anything herein to the contrary, in no event shall there be any remedies provided by Seller or any adjustments to the Purchase Price for (i) any individual Title Defect for which the Title Defect Amount does not exceed Seventy-Five Thousand Dollars ($75,000) (the “Title Threshold”) or (ii) any individual Environmental Defect for which the Environmental Defect Amount does not exceed Seventy-Five Thousand Dollars ($75,000) (the “Environmental Threshold”). Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until (A) the aggregate amount of all Title Defect Amounts of all Title Defects that exceed the Title Threshold and which remain uncured by the Closing Date, less (B) the aggregate amount of all Title Benefit Amounts that exceed the Title Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Title Deductible”), and then, such remedies and/or adjustment shall apply only to the extent that the aggregate of such Title Defect Amounts (less such Title Benefit Amounts) exceeds the Title Deductible.

Section 6.6 Notice of Environmental Defects; Remedies.

(a) If Purchaser discovers any Environmental Defect, then Purchaser may (but shall have no obligation to) deliver to Seller prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Environmental Defect Deadline”), an Environmental Notice with respect to such Environmental Defect. To assert a claim with respect to an Environmental Defect, and for such claim to be effective, Purchaser must deliver an Environmental Notice which substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline. Notwithstanding any other provision in this Agreement, Purchaser shall be deemed to have waived, and Seller shall have no Damages for, any Environmental Defect for which Seller has not received an Environmental Notice that substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline.

(b) With respect to each Company Asset for which Purchaser has asserted an Environmental Defect pursuant to a timely delivered Environmental Notice in substantial compliance with the definition of Environmental Notice (each such Company Asset, an “Environmental Defect Property”), Seller may elect (in its sole and absolute discretion, and in addition to Seller’s rights under

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Section 6.6(c)) to complete the cure of such Environmental Defect Property prior to Closing in accordance with Section 6.6(c), in which event any adjustment to the Cash Purchase Price with respect to such Environmental Defect Property shall be made, if applicable, at the time of Closing in accordance with Section 6.6(c).

(c) With respect to any Environmental Defect Property, until the time of Closing, Seller may, but shall have no obligation to, (i) dispute the existence of the Environmental Defect and/or the Environmental Defect Amount asserted with respect to such Environmental Defect Property pursuant to the provisions of Section 6.7 (each, an “Environmental Dispute Election”) or (ii) cure any Environmental Defect asserted with respect to such Environmental Defect Property prior to Closing. With respect to any Environmental Defect Property for which there is a timely delivered Environmental Dispute Election, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Environmental Defect Amount with respect thereto, with respect to each Environmental Defect Property timely reported under Section 6.6(a), if, at the time of Closing, Seller has cured (or partially cured) any Environmental Defect affecting any Environmental Defect Property, then the Cash Purchase Price shall not be adjusted (and if such Environmental Defect was only partially cured, the Cash Purchase Price shall be decreased by an amount equal to the portion of such Environmental Defect Amount that relates to the uncured portion of such Environmental Defect), or, if such Environmental Defect was not cured, the Cash Purchase Price shall be decreased by an amount equal to such Environmental Defect Amount that relates to such Environmental Defect. Notwithstanding anything set forth in this Section 6.6(c), if at the time of Closing, any Environmental Defect Property has an Environmental Defect, the Environmental Defect Amount of which is sixty percent (60%) or more of the Allocated Value of such Environmental Defect Property, then, at Purchaser’s election and upon written notice given to Seller prior to the Closing, Seller may retain at Closing the applicable Company holding the affected Environmental Defect Property or cause to be conveyed by the applicable Company to Seller or its designee immediately prior to the Closing, as applicable, such Environmental Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Company or Environmental Defect Property (and related or associated Company Assets), as applicable shall be excluded from the Closing, (B) if excluded, such Environmental Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Environmental Defect Property or by the aggregate Allocated Values of all Company Assets held by such excluded Company, as applicable.

(d) Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until the aggregate of all Environmental Defect Amounts for Environmental Defects that remain uncured by Closing and that exceed the Environmental Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Environmental Deductible”), and then only to the extent that the aggregate of such Environmental Defect Amounts exceeds the Environmental Deductible.

Section 6.7 Title and Environmental Dispute Resolution. Seller and Purchaser shall attempt to agree on the existence of any Title Defects, Title Benefits and Environmental Defects, any Title Defect curative or Environmental Defect Remediation matters, and all Title Defect Amounts, Title Benefit Amounts and Environmental Defect Amounts by three (3) Business Days prior to the Closing Date. If, as of the Closing, the Parties cannot agree upon (a) the existence of a Title Defect or Title Benefit, the adequacy of any Title Defect curative materials submitted to Purchaser, the Title Defect Amount with respect to any Title Defect or the Title Benefit Amount with respect to any Title Benefit (each, a “Disputed Title Matter”) or (b) the existence of an Environmental Defect, the adequacy of any Environmental Defect Remediation performed by Seller, or the Environmental Defect Amount with respect to any Environmental Defect (each, a “Disputed Environmental Matter” and, together with any Disputed Title Matter, each a “Disputed

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Matter”), then, in each case, the Disputed Matter shall be submitted to arbitration in accordance with the provisions of Exhibit D attached hereto. At Closing, the Title Defect Amount, the Title Benefit Amount or the Environmental Defect Amount that is subject to the Disputed Matter (each a “Disputed Amount”) shall be paid by Purchaser into the Defect Escrow Account at Closing pending resolution of the Disputed Matter and the Closing Cash Payment shall be reduced by such Disputed Amount, and such Disputed Amount shall be released to Seller or Purchaser, as applicable, upon resolution of such Disputed Matter. Upon resolution of a Disputed Matter, the Parties shall instruct the Escrow Agent to release the applicable Disputed Amount to Seller or Purchaser, as applicable, within five (5) days after the resolution of such Disputed Matter.

Section 6.8 Special Warranty of Defensible Title. Notwithstanding anything herein to the contrary, if Closing occurs, then, Seller hereby warrants unto Purchaser Defensible Title as to each Company Lease, Company Unit and Company Well contained in the Company Assets against any Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the applicable Company or any of its respective Affiliates, but not otherwise, subject, however, to the Permitted Encumbrances. For purposes of Seller’s foregoing special warranty of Defensible Title, the value of the Company Leases and Company Units set forth in the Lease Annex and of the Company Wells set forth in the Well Annex shall be deemed to be the Allocated Value thereof. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Title Threshold and the Title Deductible shall in no way limit any claim by Purchaser pursuant to this Section 6.8.

ARTICLE 7

CONDITIONS TO CLOSING

Section 7.1 Conditions of Seller to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Purchaser and Purchaser Parent contained in Article 4 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) in all material respects (provided that, to the extent such representation or warranty is qualified by its terms by materiality, such qualification in its terms shall be inapplicable for purposes of this Section 7.1(a));

(b) Performance. Each of Purchaser and Purchaser Parent shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially

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performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.1(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.1(d) (as determined by Seller acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the Title Arbitrator and/or Environmental Arbitrator, as applicable. Notwithstanding anything herein to the contrary, solely for purposes of disputes resolved by the applicable Defect Arbitrator prior to Closing pursuant to this Section 7.1(d) and Section 7.2(d), (A) the Outside Date shall be tolled and extended by the number of days between the Scheduled Closing Date and the date the applicable Defect Arbitrator has issued his or her written determination, and (B) the arbitration provisions of Section 6.7 and Exhibit D shall be deemed amended such that (x) there shall only be one Title Arbitrator or Environmental Arbitrator, as applicable, selected by the mutual agreement of the Parties within five (5) Business Days of the Scheduled Closing Date (or failing such agreement, appointed by the Houston, Texas office of the American Arbitration Association), (y) each of Purchaser and Seller shall submit its proposed resolution within three (3) Business Days following the selection of the applicable Defect Arbitrator, and (z) the applicable Defect Arbitrator shall make his or her determination with ten (10) Business Days following submission of the disputed matters (but otherwise the arbitration provisions of Section 6.7 and Exhibit D shall remain unchanged);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) NYSE Listing. The Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;

(h) Closing Deliverables. Purchaser and Purchaser Parent shall have delivered (or be ready, willing and able to deliver) to Seller the documents and other items required to be delivered by Purchaser and Purchaser Parent under Section 8.3; and

(i) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

Section 7.2 Conditions of Purchaser to Closing. The obligations of Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement are subject, at the option of Purchaser and Purchaser Parent, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Seller contained in Article 3 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) except to the extent any such failures of such representations and warranties to be true and correct, individually or in the aggregate, have not had a Material Adverse Effect (provided that, to the extent such representation or warranty is qualified by its terms by materiality or Material Adverse Effect, such qualification in its terms shall be inapplicable for purposes of this Section 7.2(a));

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(b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Seller under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.2(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.2(d) (as determined by Purchaser acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the applicable Defect Arbitrator, subject to the last sentence of Section 7.1(d);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver) to Purchaser and Purchaser Parent the documents and other items required to be delivered by Seller under Section 8.2; and

(h) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

ARTICLE 8

CLOSING

Section 8.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) March 16, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth

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in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”.

Section 8.2 Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser and Purchaser Parent of their respective obligations pursuant to Section 8.3, Seller shall deliver or cause to be delivered to Purchaser and Purchaser Parent, as applicable, the following:

(a) counterparts of an assignment of the Acquired Membership Interests substantially in the form of Exhibit A attached hereto (the “Assignment of Interests”), duly executed by Seller;

(b) to the extent necessary to consummate the transactions contemplated hereby, any applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets in sufficient counterparts to facilitate filing with the applicable Governmental Authority, duly executed and delivered by the applicable Company;

(c) the Closing Settlement Statement, duly executed by Seller;

(d) a certificate duly executed by an authorized corporate officer of Seller, dated as of the Closing, certifying on behalf of Seller that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been fulfilled;

(e) a certificate of non-foreign status of Seller (or, if Seller is treated as an entity disregarded as separate from its regarded owner for such purposes, its regarded owner) meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2), duly executed by an authorized corporate officer of Seller or its regarded tax owner, as applicable;

(f) resignation letters or written evidence of the removal of each officer, director and manager of each Company, duly executed by the appropriate Person(s);

(g) counterparts of a registration rights agreement between Seller and Purchaser Parent substantially in the form of Exhibit E attached hereto (the “Registration Rights Agreement”), duly executed by Seller;

(h) documentation evidencing the completion of the actions required in Section 5.15(b);

(i) signatory change cards for each of the accounts of each Company listed on Schedule 3.27 duly executed by each authorized signatory for the applicable account and all such other documentation reasonably necessary to transfer ownership of such accounts;

(j) duly executed, acknowledged and recordable releases in a form reasonably acceptable to Purchaser of all mortgage liens, security interests, financing statements and other similar instruments, in each case, evidencing or securing indebtedness for borrowed money by Seller or its Affiliates that encumber any Company or any of the Company Assets;

(k) [Intentionally Omitted];

(l) if applicable, a copy of any Excluded Assets Assignment executed by the applicable Companies and Seller or its designee;

(m) (i) true and complete copies of any audited financial statements (which shall be accompanied by an unqualified report of Deloitte & Touche LLP) and any unaudited financial statements, in each case, that are required to be included under Item 2.01 of Form 8-K in connection with a Current Report on Form 8-K to be filed by Purchaser Parent under the Exchange Act as a result of consummation of the transactions contemplated hereby, assuming such Form 8-K is filed on the first Business Day immediately following the Closing Date and (ii) any consents of Deloitte & Touche LLP required under the Securities Act or the Exchange Act in connection with the filing of such Current Report on Form 8-K; and

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(n) all other documents and instruments reasonably required from Seller to transfer the Acquired Membership Interests to Purchaser.

Section 8.3 Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Seller of its obligations pursuant to Section 8.2, Purchaser and/or Purchaser Parent, as applicable, shall deliver or cause to be delivered to Seller the following:

(a) (i) a wire transfer of the Closing Cash Payment, in same-day funds to Seller, (ii) if applicable, a wire transfer of the aggregate Disputed Amount, in same-day funds to the Defect Escrow Account, and (iii) evidence of the issuance of the Purchaser Parent Shares (in book-entry form with customary restrictive legends) to Seller by instruction to the Purchaser Parent’s transfer agent or otherwise;

(b) a certificate by an authorized corporate officer of Purchaser and Purchaser Parent, dated as of the Closing, certifying on behalf of Purchaser that the conditions set forth in Section 7.1(a) and Section 7.1(b) have been fulfilled;

(c) evidence of replacement bonds, guarantees, and letters of credit, pursuant to Section 5.9, in each case, such being reasonably satisfactory to Seller;

(d) counterparts of the Registration Rights Agreement, duly executed by Purchaser Parent;

(e) counterparts of the Assignment of Interests, duly executed by Purchaser;

(f) to the extent necessary to consummate the transactions contemplated hereby, applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets, duly executed and delivered by Purchaser;

(g) the Closing Settlement Statement, duly executed by Purchaser; and

(h) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.

ARTICLE 9

TAX MATTERS

Section 9.1 Withholding. Each Party shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any other Party or any Affiliate thereof (and such Party and its Affiliates shall indemnify, defend and hold harmless the paying party and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that a paying Party shall use commercially reasonable efforts to provide to the other Party notice of any amounts otherwise payable that it intends to deduct and withhold at least five (5) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such withholding. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

Section 9.2 Tax Returns.

(a) Seller shall prepare or cause to be prepared all Tax Returns of the Companies (i) required to be filed after the date hereof for all Pre-Effective Date Periods and (ii) required to be filed after the date hereof but on or prior to the Closing Date for all Straddle Periods (the “Seller Tax Returns”). Such Seller Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Seller Tax Return, Seller shall deliver a draft of such Tax Return, together with all supporting

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documentation and workpapers, to Purchaser for its review and reasonable comment. Purchaser or Seller, as applicable, will cause such Tax Return (as revised to incorporate Purchaser’s reasonable comments) to be timely filed and will provide a copy thereof to the non-filing Party. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Seller Tax Return filed by Purchaser, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

(b) Purchaser shall prepare or cause to be prepared all Tax Returns of the Companies required to be filed after the Closing Date for all Straddle Periods (“Purchaser Tax Returns”). Such Purchaser Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Purchaser Tax Returns, Purchaser shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Seller for its review and reasonable comment. Purchaser will cause such Tax Return (as revised to incorporate Seller’s reasonable comments) to be timely filed and will provide a copy thereof to Seller. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Purchaser Tax Return, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

Section 9.3 Proration of Straddle Period Taxes.

(a) For purposes of determining the portion of any Taxes (other than Asset Taxes) that are payable with respect to any Straddle Period that constitute Seller Taxes, the portion of any such Taxes that is attributable to the portion of such Straddle Period ending on the Tax Effective Date shall be deemed equal to the amount that would be payable if the Tax period of the Companies ended with (and included) the Tax Effective Date (provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on and including the Tax Effective Date and the portion of the Straddle Period beginning after the Tax Effective Date in proportion to the number of days in each portion of the Straddle Period).

(b) For purposes of determining the portion of any Assets Taxes that are payable with respect to any Straddle Period that constitute Seller Taxes or shall be taken into account for purposes of Section 2.3(e) or Section 2.4, (I) Asset Taxes that are attributable to the severance or production of Hydrocarbons (other than such Asset Taxes described in clause (III), below) shall be allocated to the period or portion thereof in which the severance or production giving rise to such Asset Taxes occurred, (II) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (I) or (III)), shall be allocated to the period or portion thereof in which the transaction giving rise to such Asset Taxes occurred, and (III) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending on the Tax Effective Date and the portion of such Straddle Period beginning after the Tax Effective Date by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur on and before the Tax Effective Date, on the one hand, and the number of days in such Straddle Period that occur after the Tax Effective Date, on the other hand. To the extent the actual amount of an Asset Tax is not known at the time an adjustment is to be made with respect to such Asset Tax pursuant to Section 2.3(e) or Section 2.4, as applicable, the Parties shall utilize the most recent information available in estimating the amount of such Asset Tax for purposes of such adjustment.

Section 9.4 Cooperation on Tax Returns and Tax Proceedings. Purchaser and Seller shall cooperate fully as and to the extent reasonably requested by another Party, in connection with the filing of Tax Returns and any Proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the Companies, the Company Assets and Company Businesses. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a

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mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller further agrees, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on Purchaser or the Companies (including, but not limited to, with respect to the transactions contemplated hereby). Notwithstanding the above, the control and conduct of any Tax Proceeding that is a Claim shall be governed by Section 11.3.

Section 9.5 Transfer Taxes. Purchaser and Seller shall each be responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify the other against) the payment of one-half of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the purchase and sale of the Companies pursuant to Section 1.1 (“Transfer Taxes”). Seller shall be solely responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify Purchaser against) the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from any other transactions contemplated by this Agreement, including any transactions relating to Excluded Assets. Purchaser and Seller shall cooperate in good faith to minimize, to the extent permissible under Law, the amount of any such Transfer Taxes.

Section 9.6 Tax Refunds. The amount of any refunds of Taxes of the Companies for any Pre-Effective Date Period shall be for the account of Seller. The amount of any refunds of Taxes of the Companies for any Tax period beginning after the Tax Effective Date shall be for the account of Purchaser. The amount of any refund of Taxes of the Companies for any Straddle Period shall be equitably apportioned between Purchaser and Seller in accordance with the principles set forth in Section 9.3. Each Party shall forward, and shall cause its Affiliates to forward, to the Party entitled to receive a refund of Tax pursuant to this Section 9.6 the amount of such refund within 30 days after such refund is received, net of any costs or expenses incurred by such Party or its Affiliates in procuring such refund.

ARTICLE 10

TERMINATION

Section 10.1 Termination. This Agreement may be terminated at any time prior to Closing:

(a) by the prior written consent of Seller and Purchaser;

(b) by Seller or Purchaser, as applicable, by written notice to the other Party, if Purchaser or Seller, as applicable, is in material breach of any covenant or a representation in this Agreement, which breach would give rise to the failure of a condition set forth in Article 7 to be satisfied and is incapable of being cured, or if capable of being cured, is not cured, by such breaching Party by the earlier of (i) thirty (30) days following receipt of written notice from the non-breaching Party of such breach or (ii) the Outside Date; or

(c) by Seller or Purchaser, as applicable, by written notice to the other Party, if Closing has not occurred on or before April 30, 2020 (the “Outside Date”);

provided, however, that no Party shall be entitled to terminate this Agreement under Section 10.1(b) or Section 10.1(c) (except with respect to a failure of the condition set forth in Section 7.1(d) or Section 7.2(d)) if the Closing has failed to occur because such Party is in material breach of any of its representations or warranties hereunder or has failed to perform or observe in any material respect its covenants or agreements hereunder.

Section 10.2 Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 1.2 (to the extent necessary

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to give meaning to the following Articles and Sections), Section 3.12, Section 4.10, Section 5.1, Section 5.4, Section 5.15 (insofar only as Seller has a right to be reimbursed), Section 6.2(b), Article 10, Section 12.1, Section 12.2, Section 12.3, Section 12.6, Section 12.7, Section 12.8, Section 12.9, Section 12.11, Section 12.13, Section 12.14, Section 12.15, Section 12.16, Section 12.17 and Section 12.19 and of the Confidentiality Agreement, all of which shall continue in full force and effect). Notwithstanding anything to the contrary in this Agreement, the termination of this Agreement under Section 10.1 shall not relieve any Party from Damages for any willful failure to perform or observe in any material respect any of its agreements or covenants contained herein that are to be performed or observed at or prior to Closing.

(b) If Seller has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Purchaser or the failure of Purchaser to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Purchaser set forth in Section 7.2 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.1 at Closing) have been met, or waived in writing by Purchaser, and (ii) Seller is ready, willing and able to perform its obligations under Section 8.2 (other than those requiring the cooperation of Purchaser, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Seller, Seller shall have the right to, at its option, (1) seek the specific performance of Purchaser hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Purchaser as liquidated damages. For the avoidance of doubt, Seller shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. The provision for payment of liquidated damages in this Section 10.2(b) has been included because, in the event of a termination of this Agreement permitting Seller to receive the Deposit, the actual damages to be incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for herein and because the actual amount of such damages would be difficult if not impossible to measure accurately. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Seller or Section 10.1(c) by either Party as of the Outside Date, then Seller shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Purchaser then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(c) If Purchaser has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Seller or the failure of Seller to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Seller set forth in Section 7.1 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.2 at Closing) have been met, or waived in writing by Seller, and (ii) Purchaser is ready, willing and able to perform its obligations under Section 8.3 (other than those requiring the cooperation of Seller, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Purchaser, Purchaser shall have the right to, at its option, (1) seek the specific performance of Seller hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and be entitled to (x) receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Seller (provided that in such event, Seller agrees to execute any joint written instructions required under the terms of the Escrow Agreement such that Purchaser may receive its remedy under the foregoing subpart (2)(x)), and (y) seek to recover actual damages from Seller up to an amount equal to the amount of the Deposit. For the avoidance of doubt, Purchaser shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Purchaser or Section 10.1(c) by either Party as of the Outside Date, then Purchaser shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Seller then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

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(d) If this Agreement is terminated by the mutual written agreement of the Parties, or this Agreement is otherwise terminated pursuant to Section 10.1 and the Closing does not occur for any reason other than as set forth in Section 10.2(b) or Section 10.2(c), then Purchaser shall be entitled to the return of the Deposit, free of any claims by Seller with respect thereto.

(e) If either Seller or Purchaser are entitled to a distribution of the Deposit pursuant to this Section 10.2, each Party shall, within two (2) Business Days of the date of such termination, deliver to the Escrow Agent an executed counterpart of a joint written instruction in compliance with the terms of the Escrow Agreement directing the Escrow Agent to disburse the Deposit (together with any interest or income actually earned thereon) to the applicable Party as set forth in this Section 10.2. Upon termination, Seller shall have the right to sell the Acquired Membership Interests without any encumbrance or claim by Purchaser.

ARTICLE 11

ASSUMPTION; INDEMNIFICATION; LIMITATIONS

Section 11.1 [Reserved].

Section 11.2 Indemnification.

(a) From and after Closing, Purchaser shall indemnify, defend and hold harmless Seller and its current and former Affiliates (other than the Companies) and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Seller Indemnified Parties”) from and against all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from the ownership of the Companies or the Company Assets;

(ii) caused by or arising out of or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements contained in this Agreement; and/or

(iii) caused by or arising out of or resulting from any breach of any representation or warranty made by Purchaser contained in Article 4 of this Agreement or in the certificate delivered at Closing pursuant to Section 8.3(b);

but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 11.2(b) at the time the Claim Notice is presented by Purchaser.

Without limiting in any manner the provisions of this Section 11.2(a), in addition to Damages resulting from third-party claims, the indemnification obligations of Purchaser pursuant to Section 11.2(a) and the term “Damages” as used in this Section 11.2(a) are intended to and do cover Damages incurred by any Seller Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Purchaser and (ii) do not involve any third-party claim.

(b) From and after Closing, Seller shall indemnify, defend and hold harmless Purchaser, its current and former Affiliates and its and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Purchaser Indemnified Parties”) against and from all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from (A) Seller’s breach of any of Seller’s covenants or agreements contained in this Agreement or (B) Seller’s breach of the representation and warranty in Section 6.8 (to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages in clause (B), including, for the avoidance of doubt, any covered amounts within the applicable retention of the R&W Policy);

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(ii) caused by or arising out of or resulting from (A) any breach of any Fundamental Representation or any representation or warranty in Section 3.7 (Taxes), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d), to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages, or (B) any breach of any representation or warranty made by Seller contained in Article 3 of this Agreement (other than the Fundamental Representations and the representations and warranties in Section 3.7 (Taxes)), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d) in respect of such Damages, and only to the extent of fifty percent (50%) of the amount of such Damages; provided, however, that, notwithstanding anything to the contrary, if a claim under this Section 11.2(b)(ii) for a breach of any of Seller’s representations and warranties in Article 3 is excluded under the R&W Policy pursuant to a final, non-appealable order, Seller shall indemnify the Purchaser Indemnified Parties in accordance with the limits set forth in Section 11.2(d), Section 11.4(a), Section 11.4(f), and Section 11.4(g), as applicable, from and against a breach of the representations and warranties insured under the R&W Policy with respect to which: (i) the material facts, events and conditions that caused such breach to exist first occurred after the Execution Date and (ii) a “deal team member” under the R&W Policy acquires, prior to the Closing Date, (x) actual, conscious awareness of such facts, events and conditions, and (y) actual, conscious awareness that such facts, events and conditions actually constitute a breach (such breach, an “Interim Breach”, and this proviso, the “Interim Breach Provision”);

(iii) caused by or arising out of or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets (the “Indemnified Liabilities”):

(A)	any Damages owed or incurred by a Company arising from or in connection with the Ridgewood MSA, including the termination thereof;

(B)

any Damages arising from or in connection with any Preferential Purchase Right or right to participate in the bidding for a sale with respect to any of the Companies, the Company Assets or the Acquired Membership Interests held by Ridgewood (if any), including any such right under the Participation Agreement dated September 24, 2015 by and between Seller and Ridgewood, as amended; and/or

(C)	the matters described on Schedule 11.2; and/or

(iv) relating to Seller Taxes.

Without limiting in any manner the provisions of this Section 11.2(b), in addition to Damages resulting from third-party claims, the indemnification obligations of Seller pursuant to Section 11.2(b) and the term “Damages” as used in this Section 11.2(b) are intended to and do cover Damages incurred by any Purchaser Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Seller and (ii) do not involve any third-party claim.

(c) Notwithstanding anything to the contrary contained in this Agreement, from and after Closing, Seller’s and Purchaser’s exclusive remedy against each other with respect to (i) breaches of the representations, warranties, covenants and agreements of the Parties contained in Articles 3, 4, 5, 6 and 9 and the affirmations of such representations, warranties, covenants and agreements contained in the certificates delivered by each Party at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, is set forth in this Article 11, (ii) Environmental Defects (but excluding any breach of the representations or warranties under Section 3.8), is set forth in Article 6, and (iii) with respect to Title Defects, is set forth in Article 6. Except for the remedies contained in Article 6, this Section 11.2 and any other remedies available to the Parties at law or in equity for breaches of provisions of this Agreement other than Articles 3, 4, 5, 6 and 9, from and after the Closing, Seller releases, remises and

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forever discharges, waives and covenants not to sue Purchaser Indemnified Parties, and Purchaser releases, remises and forever discharges, waives and covenants not to sue Seller Indemnified Parties, in each case, from or for any and all Damages based on, relating to or arising out of this Agreement, or, to the extent arising prior to Closing, the ownership or operation of the Companies or the Company Assets, or the condition, quality, status or nature of the Company Assets or the assets of the Company Businesses, including rights to cost recovery or contribution under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, claims under any other Environmental Laws, breaches of statutory and implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, or any rights under insurance policies issued or underwritten by the other Party or Parties or any of its or their Affiliates.

(d) “Damages” means, subject to Section 12.17, any actual liability, loss, cost, expense, claim, award, judgment, violations, filings, investigations, administrative proceedings, actions, causes of action, suits, other legal proceedings, assessments, damages, deficiencies, Taxes, penalties, fines, obligations, responsibilities, payments and other charges (including costs and expense of operating the Company Assets) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory), whether attributable to personal injury, death, property or natural environmental resource damage, contract claims, torts or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of Remediation of such matters, and the costs of enforcement of the indemnity. Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification under the Interim Breach Provision for any Damages that does not individually exceed Seventy-Five Thousand Dollars ($75,000).

(e) Any claim for indemnity under this Section 11.2 by any current or former Affiliate, member, manager, director, officer, employee, agent, advisor or representative must be brought and administered by the applicable Party to this Agreement that such Person is associated therewith. No Indemnified Person other than Seller and Purchaser shall have any rights against Seller or Purchaser under the terms of this Section 11.2 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 11.2(e). Each of Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section 11.2(e) on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no Damages to any such other Indemnified Person for any action or inaction under this Section 11.2(e).

(f) After becoming aware of any fact, event, circumstance or condition that has given rise to or would reasonably be expected to give rise to any Damages, the Indemnified Persons shall use commercially reasonable efforts to mitigate Damages, for which efforts such Indemnified Persons are entitled or may be entitled to indemnification under this Section 11.2; provided that, to the extent the Indemnified Person incurs any costs or expenses in connection with such mitigation efforts, the Indemnifying Person shall reimburse the Indemnified Person with respect thereto upon the Indemnified Person providing the Indemnifying Person reasonable evidence of such costs and expenses.

(g) The Parties shall treat, for U.S. federal income Tax purposes, any amounts paid under this Article 11 as an adjustment to the Purchase Price.

Section 11.3 Indemnification Actions. All claims for indemnification under Section 11.2 shall be asserted and resolved as follows:

(a) For purposes of this Article 11, the term “Indemnifying Person” when used in connection with particular Damages means the Person having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 11, and the term “Indemnified Person” when used in connection with particular Damages means a Person having the right to be indemnified with respect to such Damages pursuant to this Article 11 (including those Persons identified in Section 11.2(e)).

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(b) To make a claim for indemnification under Section 11.2, an Indemnified Person shall notify the Indemnifying Person of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). The amount claimed shall be paid by the Indemnifying Person to the extent required herein within thirty (30) days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs. In the event that the claim for indemnification is based upon a claim by a third Person against the Indemnified Person (a “Claim”), the Indemnified Person shall provide its Claim Notice within thirty (30) days after the Indemnified Person has received a written claim from such third Person and shall enclose a copy of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnified Person to give notice of a Claim as provided in this Section 11.3 shall not relieve the Indemnifying Person of its obligations under Section 11.2 except to the extent (and only to the extent) such failure materially prejudices the Indemnifying Person’s ability to defend against the Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Claim under this Article 11. The Indemnified Person may, during such thirty (30) day period and upon three (3) days’ prior written notice to the Indemnifying Person, file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d) If the Indemnifying Person admits its obligation, it shall have the right and obligation to defend, at its sole cost and expense, the Claim, and the Indemnifying Person shall conduct such defense diligently with counsels reasonably satisfactory to the Indemnified Person; provided that no Indemnifying Person shall have the obligation to defend any Claim for which coverage is being sought under the R&W Policy. The Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim. Notwithstanding the foregoing, if counsel for the Indemnified Person reasonably determines that there is a conflict between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of such Claim or that there are legal defenses available to such Indemnified Person different from or in addition to those available to the Indemnifying Person, then one counsel for the Indemnified Person shall be entitled, if the Indemnified Person so elects, to participate in or conduct the defense to the extent reasonably determined by such counsel to protect the interests of the Indemnified Person, at the expense of the Indemnifying Person; provided that in no event shall the Indemnifying Person be required to pay the fees and expenses of more than one counsel selected by the Indemnified Person. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate in contesting any Claim which the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross-complaint against any Person). The Indemnified Person may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Person pursuant to this Section 11.3(d). No settlement of a Claim may be made by the Indemnifying Person without the written consent of the Indemnified Person, such consent not to be unreasonably withheld; provided, that such consent shall not be required for any settlement of a Claim that (i) is for monetary damages only and all of which have been fully discharged by the Indemnifying Person, (ii) does not include any ongoing obligations with respect to the Indemnified Person and (iii) absolves the Indemnified Person of all Damages with respect to such Claim.

(e) If the Indemnifying Person does not admit its obligation or admits its obligation but fails to defend or settle the Claim, then the Indemnified Person shall have the right to defend against the Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder), with counsel of the Indemnified Person’s choosing. If the Indemnifying

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Person has not yet admitted its obligation to indemnify the Indemnified Person, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation for indemnification with respect to such Claim and assume the defense thereof or (ii) if the Indemnifying Person fails to assume such defense within the time period provided above, the Indemnified Person may settle the same in the Indemnified Person’s reasonable discretion at the Indemnifying Person’s expense.

(f) In the case of a claim for indemnification not based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) completely cure the Damages complained of, (ii) admit its obligation to provide indemnification with respect to such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has completely cured the Damages or that it disputes the claim for such Damages, the Indemnifying Person shall be conclusively deemed obligated to provide indemnification hereunder.

Section 11.4 Limitation on Actions.

(a) The right to assert an indemnification claim with respect to the representations and warranties of Seller and Purchaser in Articles 3 and 4, and the corresponding representations and warranties given in the certificates delivered at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, shall survive the Closing for three (3) years, except that the right to assert an indemnification claim with respect to (i) the representations and warranties of Seller in Sections 3.1(a), (b), (c) and (e) (Seller), Sections 3.2(a), (c), (d) and (e) (The Companies), Section 3.3 (Subsidiaries) and Section 3.12 (Liability for Brokers’ Fees), Section 3.26 (Bankruptcy), Section 3.30 (Bonds; Letter of Credit and Guarantees) and Section 3.33 (Specified Matters) (such representations and warranties being collectively, the “Fundamental Representations”) shall survive the Closing for six (6) years, (ii) the representations and warranties of Seller in Section 3.7 (Taxes) shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations, and (iii) the representations and warranties of Purchaser in Section 4.1 (Existence and Qualification), Section 4.2 (Power), Section 4.3 (Authorization and Enforceability), Section 4.8 (Investment Intent), Section 4.10 (Liability for Brokers’ Fees), Section 4.12 (Issuance of Purchaser Parent Shares) and Section 4.16 (Bankruptcy) shall survive the Closing for six (6) years, and except, further, that the representations and warranties of Purchaser in Section 4.13 (SEC Reports) shall survive the Closing for one (1) year.

(b) The right to assert an indemnification claim for the breach of any other covenant or agreement of the Parties in this Agreement: (i) that is to be performed at or prior to Closing shall survive the Closing for twelve (12) months; or (ii) that is to be performed following Closing shall survive until twelve (12) months following the period provided in such covenants and agreements, if any, or until fully performed, except that the right to assert an indemnification claim with respect to the covenants set forth in Article 9 shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations. Seller’s special warranty of Defensible Title in Section 6.8 shall survive the Closing for six (6) years.

(c) The right to assert an indemnification claim with respect to the indemnities in Section 11.2(b)(iii)(C) shall survive the Closing for a period of three (3) years.

(d) Representations, warranties, covenants and agreements shall be of no further force and effect after the date of the expiration of a right to assert an indemnification claim with respect thereto, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to the applicable expiration date.

(e) The indemnities in Section 11.2(a)(ii), Section 11.2(a)(iii), Section 11.2(b)(i) and Section 11.2(b)(ii) shall terminate as of the termination date of each respective representation,

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warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date. The indemnities in Section 11.2(a)(i), Section 11.2(b)(iii)(A) and Section 11.2(b)(iii)(B) shall continue without time limit. The indemnity in Section 11.2(b)(iii)(C) shall continue in accordance with Section 11.4(c). The indemnity in Section 11.2(b)(iv) shall survive the Closing until ninety (90) days after the applicable statute of limitations has run, except as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(f) Seller shall not have any liability for any indemnification under the Interim Breach Provision, until and unless the aggregate amount of the liability for all Damages for which Claim Notices are delivered by Purchaser for indemnification under such Section exceed an amount equal to four percent (4%) of the Unadjusted Purchase Price, and then only to the extent such Damages exceed such amount. Seller shall not have any liability for any indemnification under the Interim Breach Provision unless Purchaser provides Seller with written notice of an Interim Breach prior to the Closing Date in accordance with the notice provisions of this Agreement; provided that this requirement of Purchaser to provide written notice of any Interim Breach prior to the Closing Date shall not apply to Interim Breaches and/or the circumstance giving rise thereto notified by Seller to Purchaser pursuant to this Agreement.

(g) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) Seller shall not be required to indemnify Purchaser for claims under the Interim Breach Provision for aggregate Damages in excess of an amount equal to ten percent (10%) of the Unadjusted Purchase Price, (ii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(ii)(B) for aggregate Damages in excess of an amount equal to $30,618.18, (iii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(i)(B) or Section 11.2(b)(ii)(A) for aggregate Damages in excess of an amount equal to $95,681.82, and (iv) Seller’s total Damages and liabilities arising out of this Agreement or the transactions contemplated hereunder, including with respect to indemnity obligations under Section 11.2(b) shall not exceed one hundred percent (100%) of the Unadjusted Purchase Price. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Parties intend that Seller’s sole and exclusive exposure from and after Closing with respect to the representations and warranties in Article 3 or in the closing certificate delivered pursuant to Section 8.2(d) shall be limited to the amounts set forth in Section 11.4(g)(i), Section 11.4(g)(ii), Section 11.4(g)(iii) and Section 11.4(g)(iv), as applicable.

(h) Notwithstanding anything herein to the contrary, for both the purposes of determining whether or not the representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) has been breached, and the purposes of determining the amount of any Damages for which any Indemnifying Person is obligated to indemnify under Section 11.2(a)(iii) or Section 11.2(b)(ii), such determination of breach and calculation of Damages shall be made by excluding and without giving effect to any qualifiers as to materiality or Material Adverse Effect set forth in any representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) (except in the case of the representations and warranties set forth in Section 3.14(a) and the corresponding representations and warranties in any closing certificate delivered pursuant to Section 8.2(d)).

(i) The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 11 shall be reduced by the amount of insurance proceeds actually realized by the Indemnified Person or its Affiliates with respect to such Damages (net of any reasonable and documented collection costs, including all the costs and expenses incurred by third parties in investigating, prosecuting, defending and collecting such recovered amount and, any deductibles paid to obtain insurance coverage, and excluding the proceeds of any insurance policy issued or underwritten by the Indemnified Person or its Affiliates). From and after the Closing, Seller shall (without any obligation to incur out of pocket costs, expenses, or any obligation of Seller to undertake

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any liability or obligation to any Person) use good faith efforts to reasonably cooperate with Purchaser in connection with any claim made by Purchaser under the R&W Policy. Notwithstanding the foregoing, or any other provision herein, except solely with respect to the Interim Breach Provision, the risk that the R&W Policy will not respond or otherwise provide coverage (excluding, for the avoidance of doubt, retention under the R&W Policy) with respect to a given claim shall be borne entirely by Purchaser.

(j) Notwithstanding anything to the contrary contained herein, all payments made or to be made under this Article 11 to Purchaser shall be made by Seller by payment in cash and not via the return of any Purchaser Parent Shares.

(k) The representations, warranties and covenants of each of the Parties set forth in this Agreement, subject to the express exceptions thereto, shall not be affected by any information furnished to, or any investigation or audit conducted before or after the Closing Date by, any Person in connection with the transactions contemplated hereby. In order to preserve the benefit of the bargain otherwise represented by this Agreement, each Party shall be entitled to rely upon the representations, warranties, covenants and agreements of the other Party or Parties set forth herein notwithstanding any investigation or audit conducted or any knowledge acquired (or capable of being acquired) before or after the Closing Date or the decision of any Party to complete the Closing. The right to indemnification or other remedy based on any of the representations, warranties, covenants or agreements in this Agreement shall not be affected by any investigation or audit conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or agreement.

(l) Notwithstanding anything in this Agreement to the contrary, in no event shall any Indemnified Person be entitled to recover any Damages to which such Indemnified Person has already recovered the full amount of such Damages pursuant to another provision of this Agreement or any document in connection herewith, or otherwise, and any liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant, or agreement.

ARTICLE 12

MISCELLANEOUS

Section 12.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Agreement.

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Section 12.2 Notices. All notices, statements and other written communications that are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Seller:	ILX Holdings III LLC c/o Riverstone Investment Group LLC 712 Fifth Avenue, 36th Floor New York, New York 10019 Attention: General Counsel Telephone: (212) 993-0076 Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423 Email: jeff.munoz@lw.com

If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com;

lspottswood@velaw.com

Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party hereto to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

Section 12.3 Expenses. Except as provided in Section 5.5, Section 5.15 and Section 9.5, all expenses incurred by Seller (or by any Company) in connection with or related to the authorization, preparation or execution of this Agreement, and the Exhibits, Annexes and Schedules hereto, and all other documents to be delivered at the Closing, including all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

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Section 12.4 Records.

(a) At Closing, Seller shall deliver all Company Records that are in electronic format to Purchaser.

(b) Within fifteen (15) Business Days after the Closing Date, Seller shall deliver or cause to be delivered to Purchaser original copies of the Company Records.

(c) Seller may retain the Excluded Company Records and a copy of those Company Records relating to Tax and accounting matters that pertain to (i) non-Income Tax matters related to the Companies; or (ii) non-unitary state income Tax Returns, in each case to the extent such Tax Returns are reasonably necessary to satisfy Seller’s Tax Return filing obligations under Section 9.2 or applicable Laws; provided that, pursuant to Section 12.4(b), Seller shall provide Purchaser with the original copies of such Tax Returns to the extent they constitute Company Records.

Section 12.5 Name Change. Within ten (10) Business Days after the Closing Date, Purchaser shall make the filings required in each Company’s jurisdiction of organization to eliminate the name “ILX” and any variants thereof from the name of each Company. As promptly as practicable, but in any case within ninety (90) days after the Closing Date, Purchaser shall (a) make all other filings (including assumed name filings) required to reflect the change of name in all applicable records of Governmental Authorities and (b) eliminate the use of the name “ILX” and variants thereof from the Company Assets, and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates. Purchaser shall be solely responsible for any direct or indirect costs or expenses resulting from the change in use of name, and any resulting notification or approval requirements.

Section 12.6 Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Texas, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

Section 12.7 Dispute Resolution. Each Party (i) consents to personal jurisdiction in any action brought in the state or federal courts located in Harris County, Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Agreement (including any claims made in contract, tort or otherwise relating to this Agreement or the transactions contemplated hereby), (ii) hereto agrees that any action instituted by it against the other with respect to any such dispute, controversy or claim (except to the extent a dispute, controversy, or claim arising out of or in relation to or in connection with the allocation of the Purchase Price pursuant to Section 2.2 or the determination of the final Cash Purchase Price pursuant to Section 2.4(b) is referred to an expert pursuant to those Sections) will be instituted exclusively in the state or federal courts located in Harris County, Texas and (iii) waives any rights it may have to defenses of improper venue or inconvenient forum with respect to any such dispute, controversy or claim brought in the courts contemplated by this Section 12.7. THE PARTIES HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT.

Section 12.8 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 12.9 Waivers. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by the Party to whom compliance is owed and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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Section 12.10 Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Party delegate any of its rights or duties hereunder, without the prior written consent of the other Parties and any transfer or delegation made without such consent shall be void; provided, however, (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Purchaser shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Purchaser’s obligations hereunder, but such assignment will not relieve Purchaser of its obligations hereunder in the event of the failure of performance by such assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 12.11 Entire Agreement. The Confidentiality Agreement, this Agreement, the Escrow Agreement, the Registration Rights Agreement and the documents to be executed hereunder and the Exhibits, Annexes and Schedules attached hereto constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 12.12 Amendment. This Agreement may be amended or modified only by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification.

Section 12.13 No Third-Person Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described in Section 5.12, Section 11.2(e) and Section 12.7.

Section 12.14 Headings. Headings have been provided for the sections of this Agreement, the Schedules, Annexes and Exhibits for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.15 References. In this Agreement:

(a) references to any gender includes a reference to all other genders;

(b) references to the singular includes the plural, and vice versa;

(c) reference to any Article or Section means an Article or Section of this Agreement;

(d) reference to any Exhibit, Annex or Schedule means an Exhibit, Annex or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;

(e) unless expressly provided to the contrary, “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement;

(f) unless expressly provided to the contrary, the word “or” is not exclusive;

(g) references to “$” or “Dollars” means United States Dollars;

(h) any accounting terms not otherwise defined herein have the meaning ascribed to it by the Accounting Principles;

(i) references to any applicable Law means such applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder; and

(j) “include” and “including” means include or including without limiting the generality of the description preceding such term.

Section 12.16 Construction. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed

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that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof.

Section 12.17 Limitation on Damages. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT DOES NOT AUTHORIZE EITHER SELLER OR PURCHASER TO MAKE CLAIMS, INCLUDE IN CALCULATION OR SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN PUNITIVE, SPECIAL OR INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN PUNITIVE, SPECIAL OR INDIRECT DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH RESPONSIBILITY IS ALLOCATED BETWEEN THE PARTIES PURSUANT TO THE TERMS OF THIS AGREEMENT), AND EACH OF SELLER AND PURCHASER EXPRESSLY WAIVES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.18 Specific Performance. Each of the Parties acknowledges that its obligations hereunder are unique and that remedies at law, including monetary damages, will be inadequate in the event it should default in the performance of its obligations under this Agreement. Accordingly, in the event of any breach of any agreement or covenant set forth in this Agreement (other than under Articles 3 and 4), Purchaser, in the case of a breach by Seller, and Seller, in the case of a breach by Purchaser, may be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent breaches of this Agreement and to order the defaulting Party to affirmatively carry out its obligations under this Agreement, and each of the Parties hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach. Such equitable relief shall be in addition to any other remedy to which each of the Parties are entitled to at law or in equity as a remedy for such nonperformance, breach or threatened breach. Each of the Parties hereby waives any requirements for the securing or posting of any bond with such equitable remedy. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by any of the Parties, each of whom expressly reserves any and all rights and remedies available to it at law or in equity in the event of any breach or default by the others under this Agreement prior to the Closing.

Section 12.19 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

[SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties as of the Execution Date.

SELLER:

ILX HOLDINGS III LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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EXHIBITS, ANNEXES AND SCHEDULES

TO THE ILX III PURCHASE AND SALE AGREEMENT

The Article and Section references set forth in the Exhibits, Annexes and Schedules refer primarily to the Articles or Sections of that certain Purchase and Sale Agreement, dated as of December 10, 2019, by and among ILX Holdings III LLC, as Seller, Talos Production Inc., as Purchaser, and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc. (the “ILX III PSA”), related to the sale of the equity interests in the entities listed on Exhibit B (each, a “Company”, and collectively, the “Companies”). Capitalized terms used herein but not defined have the respective meanings assigned to such terms in the ILX III PSA.

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LIST OF EXHIBITS, ANNEXES AND SCHEDULES

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Companies
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Intentionally Omitted
Exhibit G	Form of Excluded Assets Assignment
Exhibit H	R&W Policy

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees
Schedule 3.30(b)	Other Credit Support Items

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Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Companies
Schedule 5.10	Affiliate Transactions
Schedule 11.2	Indemnified Liabilities

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Exhibit Version

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP INTERESTS

This Assignment of Membership Interests (this “Assignment”) is executed as of [                    ], 2020 (the “Closing Date”), by and between ILX Holdings III LLC, a Delaware limited liability company (“Assignor”), and Talos Production Inc., a Delaware corporation (“Assignee”). Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA (as defined below).

BACKGROUND:

A. Reference is made to that certain Purchase and Sale Agreement, by and among Assignor, Assignee and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”).

B. Assignor owns all of the issued and outstanding membership interests (such membership interests, collectively, the “Acquired Membership Interests”) of each of the entities listed on Exhibit A attached hereto (each, a “Company” and collectively, the “Companies”).

C. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Acquired Membership Interests (the “Assignment”).

D. After giving effect to the Assignment, Assignee will hold all of the Acquired Membership Interests.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Subject to the terms and conditions of this Assignment and the PSA, Assignor hereby irrevocably sells, transfers, conveys, assigns and delivers to Assignee the Acquired Membership Interests.

2. Acceptance and Assumption. Subject to the terms and conditions of this Assignment and the PSA, Assignee hereby accepts, and assumes ownership of, the Acquired Membership Interests.

3. Effect of Assignment. Effective as of Closing (and without limiting any of the liability or expense allocations set forth in the PSA), (i) Assignee shall be the owner of the Acquired Membership Interests in accordance with this Assignment, (ii) Assignee shall be admitted as a Member (as defined in the Organizational Documents of each Company, as applicable) of each of the Companies, such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of each of the Companies to reflect such admission and (iii) Assignor shall be deemed to have withdrawn as a Member of each of the Companies, cease to be a Member of each of the Companies and cease to have any right, title or interest in or to the Acquired Membership Interests and/or any of the Companies and, except as provided in the PSA, shall have no further obligations with respect to the Acquired Membership Interests or the assets or liabilities of the Companies or otherwise under the Organizational Documents of any of the Companies.

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4. PSA. Assignor and Assignee acknowledge and agree that this Assignment is being delivered under, and is subject to, all of the terms, conditions and limitations stated in the PSA. Nothing in this Assignment shall be deemed to supersede, enlarge or modify any of the provisions of the PSA. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

5. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

6. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

7. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Assignment as of the Closing Date.

ASSIGNOR:

ILX HOLDINGS III LLC

By:

Name:

Title:

[Signature Page to ILX III Assignment of Membership Interests]

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ASSIGNEE:

TALOS PRODUCTION INC.

By:

Name:

Title:

[Signature Page to ILX III Assignment of Membership Interests]

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EXHIBIT A

COMPANIES1

[1]	NTD: To conform to Exhibit B of the PSA.

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ATTACHED TO AND MADE PART OF THE ILX III PSA

EXHIBIT B

COMPANIES

•	ILX Prospect Allyrion, LLC

•	ILX Prospect Aqua Velva Man, LLC

•	ILX Prospect BCG, LLC

•	ILX Prospect Blutarsky, LLC

•	ILX Prospect Cayenne, LLC

•	ILX Prospect Coq au Vin, LLC

•	ILX Prospect Cornius, LLC

•	ILX Prospect Doberge, LLC

•	ILX Prospect Hammer, LLC

•	ILX Prospect Jaws, LLC

•	ILX Prospect Longclaw, LLC

•	ILX Prospect Maurepas, LLC

•	ILX Prospect Moccasin, LLC

•	ILX Prospect Ponchatoula, LLC

•	ILX Prospect Serpent, LLC

•	ILX Prospect Tchoupitoulas, LLC

•	ILX Prospect Telluride, LLC

•	ILX Prospect Zephyrus, LLC

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EXHIBIT C

FORM OF ESCROW AGREEMENT

[See attached.]

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ESCROW AGREEMENT

by and among

ILX HOLDINGS III LLC, as Seller

and

TALOS PRODUCTION INC., as Buyer

and

CITIBANK, N.A., as Escrow Agent

Dated as of December 10, 2019

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This ESCROW AGREEMENT (this “Agreement”), dated as of December 10, 2019 (the “Execution Date”), by and among Talos Production Inc., a Delaware corporation (the “Buyer”), ILX Holdings III LLC, a Delaware limited liability company (the “Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Each of Buyer and Seller are sometimes collectively referred to herein as the “Interested Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below), to the extent such terms are defined in the Purchase Agreement.

WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Execution Date (as the same may be amended from time to time, the “Purchase Agreement”), by and among the Interested Parties, and solely with respect to the limited purposes set forth therein, Talos Energy Inc., a Delaware corporation, the Interested Parties have agreed to establish an escrow arrangement for the purpose of placing into escrow the Escrow Property.

WHEREAS, the Interested Parties wish to appoint Citibank as Escrow Agent and Citibank is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Establishment of Escrow Account. On the Execution Date, in accordance with the terms of the Purchase Agreement, Buyer shall deposit with the Escrow Agent in immediately available funds the amount of Three Hundred Eighty-Two Thousand Seven Hundred Twenty-Seven Dollars and Twenty-Seven Cents ($382,727.27) (the “Escrow Deposit”, together with (a) any additional amount(s) delivered to the Escrow Agent pursuant to the Purchase Agreement and (b) any investment income or proceeds received from the investment of such amount(s) from time to time pursuant to Section 3 below, the “Escrow Property”), and the Escrow Agent shall hold the Escrow Property in an account established with the Escrow Agent (the “Escrow Account”). Prior to delivery of any such amounts other than the Escrow Deposit, Buyer shall notify the Escrow Agent and Seller in writing of the amount and expected date of deposit.

2. Claims and Payment; Release from Escrow. The Escrow Agent shall disburse the Escrow Property (or portions thereof) from time to time to Buyer or Seller as set forth in, and in accordance with, the joint written instructions of the Interested Parties, each (a) signed by an authorized representative of Buyer listed on Schedule B and an authorized representative of Seller listed on Schedule C, (b) with respect to Buyer, confirmed by telephone callback as set forth on Schedule B, and with respect to Seller, confirmed by telephone callback as set forth on Schedule C, and (c) substantially in the form attached hereto as Schedule D (“Joint Instructions”). Joint Instructions provided to the Escrow Agent do not need to be included on a single document, and may be provided by Seller and Buyer in separate counterparts. Upon receipt of Joint Instructions with respect to the Escrow Property (or portions thereof), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of any Joint Instructions, disburse the Escrow Property (or portions thereof) to the party or parties set forth in, and in accordance with, such Joint Instructions. Either Seller or Buyer may deliver to the Escrow Agent, with a copy to the non-delivering Interested Party, a certified copy of a final non-appealable judgment or order of a court of competent jurisdiction or a final non-appealable arbitration decision (each, a “Judgment”) awarding all or any part of the Escrow Property to Seller or Buyer, as applicable. Within ten (10) Business Days after receipt of such Judgment, the Escrow Agent shall disburse the Escrow Property (or the applicable portion thereof) as directed by such Judgment. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agen is open for business.

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3. Investment of Funds.

(a) Initially, until otherwise directed by Joint Instructions executed by the Interested Parties, the Escrow Property will be uninvested.

(b) The Escrow Agent does not have a duty nor will it undertake any duty to provide investment advice.

4. Tax Matters.

(a) The Interested Parties agree that, for U.S. federal and applicable state income tax purposes, any earnings or proceeds with respect to the Escrow Property shall be treated as follows: (i) with respect to the Escrow Deposit (to the extent earned prior to Closing), as the income of the Buyer in accordance with Treasury Regulation Section 1.468B-7(c), and (ii) with respect to the Escrow Property held by the Escrow Agent immediately after Closing or deposited with the Escrow Agent by Buyer at or after Closing, as the income of the Seller, pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations. Any such earnings or proceeds shall be reported on an annual basis by the Escrow Agent on the appropriate United States Internal Revenue Service (“IRS”) Form 1099 (or IRS Form 1042-S), as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments which are for compensation for services performed by an employee or independent contractor. Neither Buyer nor Seller shall take any position for U.S. federal or applicable state income tax purposes that is inconsistent with the provisions of this Section 4(a).

(b) If IRS imputed interest requirements apply, the Interested Parties are solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of the Interested Parties to provide such calculations or information.

(c) The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information reasonably requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 6(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent with respect to the Escrow Property.

(e) The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

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5. Concerning the Escrow Agent.

(a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Purchase Agreement; provided, that in the event of a conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control as between Buyer and Seller), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so (provided that the Escrow Agent may so act or so assume only after compliance with the telephone callback requirements set forth on Schedule B and Schedule C). The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c) Reliance on Orders. The Escrow Agent is authorized to comply with Judgments issued or final process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any Judgment, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any Judgment, or in case any writ, Judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such writ, Judgment or decree which it is advised by counsel is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such writ, Judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such writ, Judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation. Each of the Interested Parties covenants and agrees, jointly and severally, to pay the Escrow Agent’s compensation specified in Schedule A. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all reasonable and documented out-of-pocket third party expenses actually incurred by the Escrow Agent in the performance of its role under this Agreement after the date hereof, without duplication of any other escrow agreement entered into in connection herewith.

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(b) Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the delivery of an invoice for the payment of such fees and expenses or the written demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of the Escrow Property (or necessary portion thereof) for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c) Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7. Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a final non-appealable order, Judgment or decree by a court of competent jurisdiction which resolves the applicable conflict or dispute, or (ii) a written agreement executed by each of the Interested Parties involved in such disagreement, in which case the Escrow Agent shall be authorized to disburse the Escrow Property (or any portion thereof) in accordance with such final court order, Judgment, decree or agreement. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property (or any portion thereof) for holding and disposition in accordance with the instructions of such court. The reasonable and documented out-of-pocket third party costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) actually incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the joint and several obligation of, the Interested Parties.

8. Entire Agreement; Exclusive Benefit. Except for the Purchase Agreement with respect to solely Buyer and Seller, this Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No Interested Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Interested Party delegate any of its rights or duties hereunder, without the prior written consent of the other Interested Party and any transfer or delegation made without such consent shall be null and void; provided, however, that (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and

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(ii) Buyer shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Buyer’s obligations hereunder, but such assignment will not relieve Buyer of its obligations hereunder in the event of the failure of performance by such assignee. The Escrow Agent may not assign any of its rights or obligations under this Agreement without the prior written consent of the Interested Parties.

9. Resignation and Removal.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of Joint Instructions from the Interested Parties of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses provided for elsewhere herein. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

10. GOVERNING LAW; JURISDICTION; WAIVERS. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, FOR ANY PROCEEDINGS COMMENCED REGARDING THIS AGREEMENT. THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THE DETERMINATION OF ALL ISSUES IN SUCH PROCEEDINGS AND IRREVOCABLY WAIVE ANY OBJECTION TO VENUE OR INCONVENIENT FORUM FOR ANY PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT.

11. Representations and Warranties. Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

12. Notices; Instructions.

(a) Any notice or instruction hereunder shall be in writing in English, and may be sent by (i) secure file transfer or (ii) electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be

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effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction must be executed by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures. The Interested Parties agree that the above security procedures are commercially reasonable.

If to the Buyer:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William S. Moss III

Telephone: (713) 328-3000

E-mail: Bill.Moss@talosenergy.com

If to the Seller:

ILX Holdings III LLC

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

If to the Escrow Agent:

Citibank, N.A.

Agency & Trust

480 Washington Blvd 30th Floor

Jersey City, NJ 07310

Attention: Daniel Rothman

Telephone: 201-763-1887

E-mail: cts.spag@citi.com and daniel.rothman@citi.com

(b) Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer as may be instructed by the Interested Parties (including by Joint Instructions (and pursuant to Section 2 with regards to callbacks) or a Judgment).

(c) In the case of the Escrow Account, payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA: 0210-0008-9; Account Name: Escrow Concentration Account; A/C#.: 36855852; Ref: Talos ILX Escrow A/C # 12441000.

13. Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

14. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is

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held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

16. Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of the entirety of the Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Scanned signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals are required.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
Name: Daniel Rothman
Title: Senior Trust Officer

BUYER:
TALOS PRODUCTION INC.

By:
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

SELLER:
ILX HOLDINGS III LLC

By:
Name:
Title:

Signature Page to Escrow Agreement

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SCHEDULE A

ESCROW AGENT FEE SCHEDULE

[See attached]

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SCHEDULE B

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Buyer’s behalf.

TALOS PRODUCTION INC.

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Timothy S. Duncan		☐	☐	☐
Title	President and Chief Executive Officer
Phone	(713) 328-3020
E-mail Address*	Tim.Duncan@talosenergy.com

Name	Shannon E. Young III
Title	Executive Vice President and		☐	☐	☐
Chief Financial Officer
Phone	(713) 328-3004
E-mail Address*	Shane.Young@talosenergy.com

Name	Sergio L. Maiworm, Jr.
Title	Vice President of Finance,		☐	☐	☐
Investor Relations and Treasurer
Phone	(713) 328-3008
E-mail Address*	Sergio.Maiworm@talosenergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (713) 328-3020	Timothy S. Duncan
+1 (713) 328-3004	Shannon E. Young III
+1 (713) 328-3008	Sergio L. Maiworm, Jr.

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE C

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Seller’s behalf.

ILX HOLDINGS III LLC

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Robert Tichio		☐	☐	☐
Title	Managing Director
Phone	(212) 271-2935
E-mail Address*	rtichio@riverstonellc.com

Name	Alfredo Marti
Title	Partner		☐	☐	☐
Phone	(212) 993-0076
E-mail Address*	amarti@riverstonellc.com

Name	Peter Haskopoulos
Title	Managing Director		☐	☐	☐
Phone	(212) 271-6247
E-mail Address*	peter@riverstonellc.com

With respect to Seller, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (212) 271-6247	Peter Haskopoulos

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE D

JOINT INSTRUCTIONS

TO:	Daniel Rothman

VP and Senior Trust Officer

Citibank Issuer Services

480 Washington Blvd 18th Floor

Jersey City, NJ 07310

Phone: 201-763-1887

email: daniel.rothman@citi.com

and cts.spag@citi.com

These joint instructions are issued as of the [    ] day of [            ], 20[    ], pursuant to Section 2 of that certain Escrow Agreement dated as of December [    ], 2019 (the “Escrow Agreement”) by and among Talos Production Inc., a Delaware corporation (“Buyer”), ILX Holdings III LLC, a Delaware limited liability company (“Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this the Escrow Agreement, and any successors appointed pursuant to the terms thereof (Citibank in such capacity, the “Escrow Agent”). Capitalized terms used herein shall have the meaning ascribed to them in the Escrow Agreement.

The parties to this certificate are now jointly instructing Escrow Agent to pay to [Buyer] [Seller] an amount equal to $[        ] out of the Escrow Account, Account Number [            ] by wire transfer of immediately available funds to:

[Insert wire instructions]

Each of the undersigned hereby represents and warrants that it has been authorized to execute this certificate. These joint instructions may be signed in counterparts (including by scanned copies of counterparts delivered by electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

BUYER:	SELLER:

TALOS PRODUCTION INC.	ILX HOLDINGS III LLC

By:	By:

Name:	Name:

Title:	Title:

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EXHIBIT D

TITLE/ENVIRONMENTAL DISPUTES

All Disputed Matters not finally resolved by the Parties shall be resolved pursuant to this Exhibit D.

(a) Disputed Environmental Matters shall be submitted to a mutually agreed upon nationally recognized independent environmental consulting firm with ten (10) years’ experience as an environmental consultant involving oil and gas properties in the area where the applicable Environmental Defect Property is located (the “Environmental Arbitrator”), and (b) Disputed Title Matters shall be submitted to a mutually agreed upon attorney with at least ten (10) years’ experience as an oil and gas title attorney involving oil and gas properties in the area where the applicable Title Defect Property is located (the “Title Arbitrator” and together with the Environmental Arbitrator, the “Defect Arbitrator”). In the event Purchaser and Seller are unable to mutually agree upon a Defect Arbitrator within twenty (20) days after a Party submitting a matter pursuant to the terms of this Exhibit D, then Seller and Purchaser shall promptly (but in any event within three (3) days after such twentieth (20th) day after a Party’s submission of such matter) nominate a candidate to be the applicable Defect Arbitrator, and such two (2) candidates so nominated shall together within five (5) days elect and determine the applicable Defect Arbitrator (and if such nominated candidates are unable to agree on the Defect Arbitrator within such five (5)-day period, the Defect Arbitrator will be selected by the Houston, Texas office of the American Arbitration Association). The Defect Arbitrator (i) shall not have worked as an employee, consultant, contractor or outside counsel for any Party or any Affiliate of any Party during the five (5)-year period preceding the arbitration or have any financial interest in the dispute, and (ii) shall satisfy the qualifications set forth in (a) or (b) above, as applicable.

The arbitration proceeding shall be conducted in accordance with, but not under the auspices or jurisdiction of, the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Agreement. The applicable Defect Arbitrator’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding upon the Parties, without right of appeal. With respect to each Disputed Matter, as applicable, the Defect Arbitrator shall rule in favor of either Seller’s position (including as to the amount, if any, owed) with respect to such Disputed Matter or Purchaser’s position (including as to the amount, if any, owed) with respect to such Disputed Matter.

The decision of the Defect Arbitrator shall be rendered in writing and shall be final and binding upon the Parties as to the Disputed Matter. Seller and Purchaser shall each bear their own legal fees and other costs of presenting their case.

The Defect Arbitrator shall not have any authority to award exemplary or punitive damages. The sole forum for the arbitration shall be Harris County, Texas and all hearings shall be conducted in Harris County, Texas. Each Party shall bear one-half of the costs and expenses of arbitration, including reasonable compensation of the Defect Arbitrator.

Neither Seller nor Purchaser subject to this Exhibit D will commence or prosecute any suit or action against the other Party subject to this Exhibit D relating to the Disputed Matter, other than as may be necessary to compel arbitration under this Exhibit D or to enforce the award of the board of arbitration.

In making a determination, the applicable Defect Arbitrator shall be bound by the terms set forth in this Agreement with respect to the Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects and Environmental Defect Amounts, as applicable, or otherwise and may consider such other matters as in the opinion of the applicable Defect Arbitrator are necessary or helpful to make a proper determination. Additionally, the applicable Defect Arbitrator may consult with and engage any disinterested non-party to advise the arbitrator, including title attorneys from other states and petroleum engineers. The applicable Defect Arbitrator shall act as an expert for the limited purpose of determining the specific Disputed Matter submitted by any Party and may not award damages, interest or penalties to any Party with respect to any matter.

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No matters whatsoever, other than the Disputed Matters, are subject to the agreement to arbitrate embodied in this Exhibit D.

Notwithstanding Section 12.6 of this Agreement, Disputed Title Matters shall be governed by and construed in accordance with the Laws of the jurisdiction where the applicable Title Defect Property is located, without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction.

A-III-101

Exhibit Version

EXHIBIT E

FORM OF AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Registration Rights Agreement (the “Original Agreement”), dated as of May 10, 2018, by and between Talos Energy Inc., a Delaware corporation (the “Company”), and each of the other parties set forth on the signature pages to the Original Agreement (the “Original Holders”), is entered into as of [•], by and between the Company and each of the other parties set forth on the signature pages hereto. The Company and the other parties hereto are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.” Capitalized terms used in this Amendment but not defined herein have the meanings assigned to such terms in the Original Agreement.

WHEREAS, the Company and the Original Holders entered into the Original Agreement on May 10, 2018, pursuant to which, among other things, the Company granted certain registration rights to the Original Holders;

WHEREAS, in consideration of the mutual benefits to be derived from the Acquisitions (as defined herein) and this Amendment, the Company and the parties hereto desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01. Definitions.

(a) Additional Definitions. The following terms are hereby added to the definitions included in Section 1.01 of the Original Agreement:

“Acquisitions” means the transactions contemplated by the (i) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings, LLC, a Delaware limited liability company, (ii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings II, LLC, a Delaware limited liability company, (iii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings III LLC a Delaware limited liability company, and (iv) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and Castex Energy 2014, LLC, a Delaware limited liability company, collectively, including in each case the issuance of Common Stock to any New Riverstone Entity as set forth in any such agreement.

A-III-102

“New Riverstone Entities” means ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, and REL US Partnership, LLC, a Delaware limited liability company.

“Talos Production” means Talos Production Inc., a Delaware corporation.

(b) Revised Definitions. The following terms defined in the Original Agreement are hereby replaced with the following:

“Agreement” means the Registration Rights Agreement, dated as of May 10, 2018, between the Company and each of the other parties set forth on the signature pages thereto, as amended by the Amendment No. 1 to Registration Rights Agreement, dated as of [●], 2019, and as further amended or otherwise modified from time to time.

“Registrable Securities” means (i) any Common Stock held by any of the Principal Holders and the Legacy Holders or any of their respective Affiliates as of May 10, 2018 (after giving effect to the consummation of the Transactions), (ii) any Common Stock held by any of the New Riverstone Entities as of [●], 2019 that was issued in connection with the consummation of any of the Acquisitions and (iii) any Common Stock of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof. For the avoidance of doubt, any Person that (or whose Common Stock) is managed by a Legacy Holder or by the same investment manager as a Legacy Holder shall be considered an Affiliate of such Legacy Holder for purposes of the definition of “Registrable Securities” in this Agreement.

“Riverstone Entities” means, collectively, Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, and the New Riverstone Entities.

Section 1.02. Registration Rights. Section 2.01 of the Original Agreement is hereby replaced in its entirety as follows:

“Section 2.01. Demand Registration. Upon the written request (a “Notice”) by a Principal Holder, Legacy Holder or any other Holder owning or controlling at least five percent (5%) of the then outstanding Registrable Securities (subject to adjustment pursuant to Section 3.04), the Company shall file with the Commission, as soon as reasonably practicable, but in no event more than 30 days following the receipt of the Notice, a registration statement (each, a “Registration Statement”) under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holders giving such Notice, be a registration statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”)). The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. To the extent the initial Registration Statement is not made on Form S-3, the Company shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Registration Statement on Form S-3 to replace the initial Registration Statement and use its best efforts to cause such subsequent Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2.01 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable

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Securities (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Holder shall be limited to two demand registrations under this Section 2.01 in any twelve-month period (provided, however, that there shall be no limit on the number of Shelf Registration Statements that may be required by the Holders hereunder), and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company.”

ARTICLE II

MISCELLANEOUS

Section 2.01. Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 3.11 of the Original Agreement.

Section 2.02. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Amendment by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.03. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 2.04. Governing Law. The laws of the State of New York shall govern this Amendment.

Section 2.05. Severability of Provisions. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 2.06. Effect of the Amendment. Except as amended by this Amendment, all other terms of the Original Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first above written.

TALOS ENERGY INC.

By:
Name:	Timothy S. Duncan
Title:	President and Chief Executive Officer

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

A-III-105

AP TALOS ENERGY LLC
a Delaware limited liability company

By:
Name: Christopher R. Gruszczynski
Title: Vice President

AP TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name: Christopher R. Gruszczynski
Title: Vice President

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

A-III-106

AP OVERSEAS TALOS HOLDINGS PARTNERSHIP, LLC a Delaware limited liability company

By:	Apollo Management VII, L.P., its manager

By:	AIF VII Management, LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

By:	Apollo Commodities Management, L.P., with respect to Series I, its manager

By:	Apollo Commodities Management GP, LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AIF VII (AIV), L.P.
a Delaware limited partnership

By:	Apollo Advisors VII (APO DC), L.P., its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ANRP DE HOLDINGS, L.P.
a Delaware limited partnership

By:	Apollo ANRP Advisors (APO DC), L.P., its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

A-III-109

RIVERSTONE TALOS ENERGY EQUITYCO LLC a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V FT CORP HOLDINGS, L.P. a Delaware limited partnership

By:	Riverstone Energy Partners V, L.P., its general partner

By:	Riverstone Energy GP V, LLC its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ILX HOLDINGS, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS III LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P.

By: RIVERSTONE V REL HOLDINGS GP, LLC, its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

REL US PARTNERSHIP, LLC

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts

By:
Name:
Title:

MACKAY SHIELDS LLC, as investment manager on behalf of certain of its clients

By:
Name:
Title:

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

A-III-112

EXHIBIT F

INTENTIONALLY OMITTED

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Exhibit Version

EXHIBIT G

FORM OF EXCLUDED ASSETS ASSIGNMENT

This Excluded Assets Assignment (this “Assignment”), executed as of [•], 2020 and immediately prior to the closing (the “Closing”) of the transactions contemplated by the PSA (as defined below), is made by and between ILX Holdings III LLC, a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019 (“Assignee”), and each of the entities listed on Exhibit A attached hereto (collectively, “Assignor”), each a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019. Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA.

BACKGROUND:

A. Pursuant to Section 1.3 of that certain Purchase and Sale Agreement, by and among Assignee, Talos Production Inc., a Delaware corporation (“Purchaser”), and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation, dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”), the parties thereto agreed that Assignee would cause Assignor to assign to Assignee the Assets (as defined below).

B. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Assets.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Assignor, effective as of immediately prior to the Closing, hereby grants, bargains, sells, assigns, conveys and delivers to Assignee all of Assignor’s right, title and interest in and to, and all of its obligations under, arising out of, or relating to, the following described assets (collectively, the “Assets”):

(a) the Excluded Company Records (as defined below);

(b) subject to Section 1.4 of the PSA, all trade credits, all accounts, all receivables of Assignor and all other proceeds, income or revenues of Assignor attributable to the Company Assets and attributable to any period of time prior to the Effective Time;

(c) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i) of the PSA, Assignor’s right with respect to all claims and causes of action of Assignor arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(d) subject to Section 5.13 of the PSA, all rights and interests of Assignor (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

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(e) subject to Section 1.4 of the PSA, Assignor’s rights with respect to all Hydrocarbons produced and sold from the Company Assets with respect to all periods prior to the Effective Time (except for all Hydrocarbons for which Assignee receives an adjustment to the Cash Purchase Price pursuant to Section 2.3(a) of the PSA);

(f) all of Assignor’s personal computers and associated peripherals;

(g) all of Assignor’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(h) to the extent transferable, all Seismic Data of Assignor;

(i) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(j) Assignee’s or its Affiliates’ (including Assignor’s) Loan instruments or any other indebtedness for borrowed money;

(k) any assets that are excluded from the transactions contemplated under the PSA pursuant to the terms of the PSA;

(l) to the extent transferable, all surety agreements and similar agreements, bonds, letters of credit, guarantees and other items of credit support, including those listed on Schedule 3.30(a) and Schedule 3.30(b) to the PSA, and to the extent not transferable, the right to receive all proceeds associated with the foregoing;

(m) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument established or maintained, whether held by Assignor or any other Person on behalf of Assignor, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of Assignor, including those listed on Exhibit B attached hereto;

(n) all revenues and other amounts to which Assignee is entitled pursuant to Section 1.4 of the PSA;

(o) the Ridgewood MSA; and

(p) any assets described on Exhibit C attached hereto.

TO HAVE AND TO HOLD the Assets, together with all rights, titles, interests, estates, remedies, powers, privileges, and appurtenances in any way appertaining or belonging thereto, unto Assignee, and its successors and assigns, forever, subject to the terms of this Assignment and the PSA.

2. Defined Terms. The following terms and expressions shall have the meanings set forth hereinafter:

“Excluded Company Records” means:

(a) all legal records and legal files of Assignee and Assignor and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Assignee’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(b) Assignee’s Income Tax Returns, Consolidated Group Tax Returns and other Tax Returns or other income Tax information of Assignee not related to the Company Assets;

(c) all financial and legal records of Assignee or its Affiliates (other than Assignor) and all of Assignee’s and its Affiliates’ (other than Assignor’s) corporate minute books and other business records (to the extent not pertaining primarily to Assignor);

(d) all emails and other correspondence by Assignee’s, its Affiliates’ and Riverstone personnel with respect to Assignee, Assignor, the Company Assets and the Company Business in any way; and

(e) all documents, data and records prepared or received by Assignee, Assignor or any of their Affiliates relating to the sale of the Acquired Membership Interests, Assignor and the Company Businesses,

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including (i) lists of prospective purchasers for such transactions compiled by Assignee or its Affiliates, (ii) bids received from and records of negotiations with third Persons constituting prospective purchasers, (iii) analyses by Assignee or its Affiliates of any bids submitted by any prospective purchaser, (iv) correspondence between or among Assignee, its representatives, and any prospective purchaser but excluding communications between Assignee or Assignor (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (v) correspondence between Assignee or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by the PSA.

3. Acceptance by Assignee. Subject to the terms of the PSA, as of immediately prior to the Closing, Assignee does hereby accept the assignment, transfer and conveyance of the Assets, assume any and all of Assignor’s duties and obligations and all Damages with respect to the Assets, and agrees to be bound by all express and implied covenants, rights, benefits, conditions, obligations, and liabilities with respect to the Assets.

4. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

5. Limitations.

(a) Assignor (i) makes no representations or warranties, express or implied, with respect to the Assets or the transactions contemplated hereby, and (ii) expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Assignee or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Assignee by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Assignor or any of its Affiliates or related Persons).

(b) ASSIGNOR (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE, AND THAT THE ASSETS ARE BEING ASSIGNED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND ASSIGNEE SHALL BE DEEMED

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TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS ASSIGNMENT AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

6. PSA. This Assignment is made subject to the PSA. Nothing in this Assignment shall supersede, enlarge, diminish, waive or modify any term of the PSA or of the other documents contemplated therein. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

7. Subrogation. With respect to Assignee’s acceptance and assumption of the ownership and obligations with respect to the Assets, to the extent permitted by Law, Assignee shall be subrogated to Assignor’s rights in and to the representations, warranties and covenants given by Assignor’s predecessors in title with respect to the Assets, and Assignor hereby grants and transfers to Assignee, its respective successors and assigns, to the extent so transferable and permitted by Law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets.

8. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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EXECUTED on this          day of                 , 2020.

ASSIGNOR:
[ ]

By:

Name:
Title:

ASSIGNEE:

ILX HOLDINGS III LLC

By:

Name:
Title:

Signature Page to ILX III PSA Excluded Assets Assignment

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EXHIBIT A

COMPANIES1

[1]	NTD: To conform to Exhibit B of the PSA.

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EXHIBIT B

SINKING FUNDS2

[2]	NTD: To conform to Schedule A to the PSA.

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EXHIBIT C

SPECIFIED ASSETS3

[3]	NTD: To conform to Annex 1, Part E to the PSA.

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FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”), is dated as of February 24, 2020, by and among ILX Holdings III LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Parties are parties to that certain Purchase and Sale Agreement, dated as of December 10, 2019 (the “Purchase Agreement”), by and among Seller, Purchaser, and, and solely with respect to its obligations related to the Purchaser Parent Shares (as defined in the Purchase Agreement), Purchaser Parent;

WHEREAS, the Parties desire to amend certain provisions of the Purchase Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to Section 12.12 of the Purchase Agreement, the Purchase Agreement must be amended or modified by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification; and

WHEREAS, concurrently with the execution of this Amendment, Purchaser Parent is entering into an amendment to its Stockholders’ Agreement, dated as of May 10, 2018, by and among Purchaser Parent, the Apollo Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment) and the Riverstone Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment), which amendment shall only be effective upon the closing of the transactions contemplated by the Purchase Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

2.	Amendments. The Purchase Agreement is hereby amended as follows:

a.	Section 1.2 is hereby amended to add the following term in appropriate alphabetical order:

“”Amendment” means that certain Amendment to this Agreement, dated as of February 24, 2020, by and among Seller, Purchaser and Purchaser Parent.”

Additionally, all applicable Section references contained in Section 1.2 and in the “Index of Defined Terms” located in the Purchase Agreement are automatically updated and corrected

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in accordance with the additional defined term added to Section 1.2 of the Purchase Agreement by this Amendment. The “Index of Defined Terms” is also updated to include a row for the term “Certificate of Designation”, which is defined in Section 2.1(a) of the Purchase Agreement (as amended by this Amendment).

b.	Section 1.2 is hereby amended to delete the defined term “Effective Time” in its entirety and replace such term with the following:

“”Effective Time” means 12:01 a.m., prevailing Central Time, on July 1, 2019.”

c.	The first sentence of Section 2.1(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The purchase price for the Acquired Membership Interests shall be equal to $7,654,545.45 (the “Unadjusted Purchase Price”), consisting of (i) $4,700,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 1,300 shares of Series A Convertible Preferred Stock (as defined in the Certificate of Designation) of Purchaser Parent, par value $0.01 per share, having the terms set forth in a Certificate of Designation substantially in the form attached as Exhibit I hereof (such Certificate of Designation, the “Certificate of Designation” and such shares, the “Purchaser Parent Shares”).”

d.	Section 4.3 of the Purchase Agreement is hereby amended to add the following sentence to the end of such section:

“Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the execution date of the Amendment, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the common stock of Purchaser Parent to be issued upon conversion of the Purchaser Parent Shares into common stock of Purchaser Parent, have executed and delivered, prior to the execution of the Amendment, an irrevocable written consent to such conversion and the issuance of common stock of Purchaser Parent upon such conversion.”

e.	The last sentence of Section 4.7 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its preferred stock to enable it to issue the Purchaser Parent Shares to Seller. Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the shares of common stock issuable upon conversion of the Purchaser Parent Shares.”

f.	Section 4.12 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 4.12 Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized as of the date of the Amendment, and upon consummation of the transactions

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contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, as amended by the Certificate of Designation, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.”

g.	The last sentence of Section 4.15 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Subject to the receipt of the New York Stock Exchange listing approval with respect to the common stock issuable upon conversion of the Purchaser Parent Shares, the issuance, sale and conversion of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.”

h.	Section 5.14 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.14 Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the common stock issuable upon conversion of the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.”

i.	Section 5.16 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.16 Preparation of Information Statement. As promptly as reasonably practicable after the date of the Amendment, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement (including, to the extent required in either a preliminary or definitive filing of the Information Statement, audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31, 2019 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for each of the years in the three-year period ended December 31, 2019) and such other information concerning

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such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser Parent will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party. For the avoidance of doubt, the covenants set forth in this Section 5.16 shall survive the Closing until fully performed.”

j.	Each of Section 7.1(f) and Section 7.2(f) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(f) [Intentionally Omitted].”

k.	Section 7.1(g) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(g) NYSE Listing. The common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;”

l.	Section 8.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

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“Section 8.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) February 28, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”).”

m.	Section 8.3 of the Purchase Agreement is hereby amended to amend and restate the existing subsections (g) and (h), and to add a new subsection (i), which amendments read as follows:

“(g) the Closing Settlement Statement, duly executed by Purchaser;

(h) evidence that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware; and

(i) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.”

n.	Section 12.2 of the Purchase Amendment, with respect to the notice addresses for Purchaser and/or Purchaser Parent, is hereby amended and restated as follows:

“If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Shay Kuperman; Lande Spottswood

Telephone: (713) 758-4762; (713) 758-2326

Email: skuperman@velaw.com; lspottswood@velaw.com”

o.	The Purchase Agreement is hereby amended to replace Exhibit E thereto with Exhibit E hereto, and to include an Exhibit I in the form attached as Exhibit I hereto, respectively.

3.

References. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as further amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

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4.

Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Purchase Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

5.

Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party electronically or by facsimile transmission shall be deemed an original signature hereto.

6.

Miscellaneous. The terms and provisions of Sections 5.8 (Further Assurances), 12.2 (Notices), 12.3 (Expenses), 12.6 (Governing Law), 12.7 (Dispute Resolution), 12.8 (Captions), 12.9 (Waivers), 12.10 (Assignment), 12.11 (Entire Agreement), 12.12 (Amendment), 12.13 (No Third Person Beneficiaries), 12.14 (Headings), 12.15 (References), 12.16 (Construction), and 12.19 (Time of Essence) of the Purchase Agreement (as amended by this Amendment) are incorporated into this Amendment, mutatis mutandis.

[Signature pages follow]

A-III-127

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties as of the date first above written.

SELLER:

ILX HOLDINGS III LLC

By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

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PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
	Name:	Timothy S. Duncan
	Title:	President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
	Name:	Timothy S. Duncan
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-III-129

Exhibit E

FORM OF AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

[See attached.]

EXHIBIT E

A-III-130

Exhibit I

FORM OF CERTIFICATE OF DESIGNATION

[See attached.]

EXHIBIT I

A-III-131

Annex A-IV

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

BY AND AMONG

CASTEX ENERGY 2014, LLC,

AND

TALOS PRODUCTION INC.,

AND,

SOLELY WITH RESPECT TO ITS OBLIGATIONS RELATED TO THE PURCHASER PARENT SHARES,

TALOS ENERGY INC.

DATED AS OF DECEMBER 10, 2019

Page
ARTICLE 1 PURCHASE AND SALE		A-IV-1

Section 1.1	Purchase and Sale	A-IV-1
Section 1.2	Certain Definitions	A-IV-1
Section 1.3	Excluded Assets	A-IV-16

ARTICLE 2 PURCHASE PRICE		A-IV-16

Section 2.1	Purchase Price	A-IV-16
Section 2.2	Allocated Values; Income Tax Treatment of Purchase Price	A-IV-17
Section 2.3	Adjustments to Cash Purchase Price	A-IV-18
Section 2.4	Closing Cash Payment and Post-Closing Purchase Price Adjustments	A-IV-20

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER		A-IV-21

Section 3.1	Seller	A-IV-21
Section 3.2	The Company	A-IV-22
Section 3.3	Subsidiaries	A-IV-23
Section 3.4	Financial Statements	A-IV-23
Section 3.5	Labor and Employee Benefits Matters	A-IV-24
Section 3.6	Litigation	A-IV-24
Section 3.7	Taxes	A-IV-25
Section 3.8	Environmental Matters	A-IV-26
Section 3.9	Compliance with Laws	A-IV-27
Section 3.10	Material Contracts	A-IV-27
Section 3.11	Consents and Preferential Purchase Rights	A-IV-28
Section 3.12	Liability for Brokers’ Fees	A-IV-28
Section 3.13	Outstanding Capital Commitments	A-IV-28
Section 3.14	Absence of Certain Changes	A-IV-28
Section 3.15	Permits	A-IV-28
Section 3.16	Assets of Company Business	A-IV-28
Section 3.17	Insurance	A-IV-29
Section 3.18	Absence of Undisclosed Liabilities	A-IV-29
Section 3.19	Payout Balances and Take or Pay	A-IV-29
Section 3.20	Non-Consent	A-IV-29
Section 3.21	Wells	A-IV-29
Section 3.22	Imbalances	A-IV-30
Section 3.23	Royalties	A-IV-30
Section 3.24	Leases	A-IV-30
Section 3.25	Non-Operation	A-IV-30
Section 3.26	Bankruptcy	A-IV-30
Section 3.27	Bank Accounts	A-IV-31
Section 3.28	Intellectual Property	A-IV-31
Section 3.29	Casualty Losses	A-IV-31
Section 3.30	Bonds; Letters of Credit and Guarantees	A-IV-31
Section 3.31	Limitations	A-IV-31
Section 3.32	Information Supplied	A-IV-34
Section 3.33	Specified Matters	A-IV-34

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT		A-IV-34

Section 4.1	Existence and Qualification	A-IV-34

A-IV-i

Page
Section 4.2	Power	A-IV-35
Section 4.3	Authorization and Enforceability	A-IV-35
Section 4.4	No Conflicts	A-IV-35
Section 4.5	Consents, Approvals or Waivers	A-IV-35
Section 4.6	Litigation	A-IV-35
Section 4.7	Financing	A-IV-35
Section 4.8	Investment Intent	A-IV-35
Section 4.9	Independent Investigation	A-IV-36
Section 4.10	Liability for Brokers’ Fees	A-IV-36
Section 4.11	Qualification	A-IV-36
Section 4.12	Issuance of Purchaser Parent Shares	A-IV-36
Section 4.13	SEC Reports	A-IV-36
Section 4.14	Investment Company	A-IV-37
Section 4.15	NYSE Listing	A-IV-37
Section 4.16	Bankruptcy	A-IV-37
Section 4.17	Information Supplied	A-IV-37

ARTICLE 5 COVENANTS OF THE PARTIES		A-IV-38

Section 5.1	Press Releases and Disclosures	A-IV-38
Section 5.2	Operation of Business	A-IV-38
Section 5.3	Conduct of the Company	A-IV-40
Section 5.4	Update of Schedules	A-IV-42
Section 5.5	Commercially Reasonable Efforts; Further Action	A-IV-42
Section 5.6	Intercompany Indebtedness	A-IV-43
Section 5.7	Hedges	A-IV-43
Section 5.8	Further Assurances	A-IV-43
Section 5.9	Bonds, Letters of Credit and Guarantees	A-IV-43
Section 5.10	Certain Affiliate Transactions	A-IV-44
Section 5.11	Preferential Purchase Rights; Consents	A-IV-44
Section 5.12	Release	A-IV-46
Section 5.13	Casualty and Condemnation	A-IV-46
Section 5.14	Suspended Funds	A-IV-46
Section 5.15	Purchaser Parent Shares	A-IV-47
Section 5.16	Cooperation with Purchaser Parent Securities Filings	A-IV-47
Section 5.17	Preparation of Information Statement	A-IV-47
Section 5.18	Distributions	A-IV-48
Section 5.19	R&W Policy	A-IV-48
Section 5.20	Transition Services Agreement	A-IV-49

ARTICLE 6 EXAMINATION OF TITLE AND PROPERTIES		A-IV-49

Section 6.1	Access	A-IV-49
Section 6.2	Environmental Inspection	A-IV-49
Section 6.3	Exclusive Remedy	A-IV-51
Section 6.4	Notice of Title Defects and Title Benefits; Remedies	A-IV-51
Section 6.5	Title Defect Amount; Title Benefit Amount; Adjustments	A-IV-52
Section 6.6	Notice of Environmental Defects; Remedies	A-IV-54
Section 6.7	Title and Environmental Dispute Resolution	A-IV-55
Section 6.8	Special Warranty of Defensible Title	A-IV-55

A-IV-ii

Page

ARTICLE 7 CONDITIONS TO CLOSING		A-IV-55

Section 7.1	Conditions of Seller to Closing	A-IV-55
Section 7.2	Conditions of Purchaser to Closing	A-IV-57

ARTICLE 8 CLOSING		A-IV-58

Section 8.1	Time and Place of Closing	A-IV-58
Section 8.2	Obligations of Seller at Closing	A-IV-58
Section 8.3	Obligations of Purchaser at Closing	A-IV-59

ARTICLE 9 TAX MATTERS		A-IV-60

Section 9.1	Withholding	A-IV-60
Section 9.2	Tax Returns	A-IV-60
Section 9.3	Proration of Straddle Period Taxes	A-IV-60
Section 9.4	Cooperation on Tax Returns and Tax Proceedings	A-IV-61
Section 9.5	Transfer Taxes	A-IV-61
Section 9.6	Tax Refunds	A-IV-61

ARTICLE 10 TERMINATION		A-IV-61

Section 10.1	Termination	A-IV-61
Section 10.2	Effect of Termination	A-IV-62

ARTICLE 11 ASSUMPTION; INDEMNIFICATION; LIMITATIONS		A-IV-63

Section 11.1	[Reserved	A-IV-63
Section 11.2	Indemnification	A-IV-63
Section 11.3	Indemnification Actions	A-IV-65
Section 11.4	Limitation on Actions	A-IV-67
Section 11.5	Escrow Claims	A-IV-69

ARTICLE 12 MISCELLANEOUS		A-IV-70

Section 12.1	Counterparts	A-IV-70
Section 12.2	Notices	A-IV-71
Section 12.3	Expenses	A-IV-71
Section 12.4	Records	A-IV-72
Section 12.5	Name Change	A-IV-72
Section 12.6	Governing Law	A-IV-72
Section 12.7	Dispute Resolution	A-IV-72
Section 12.8	Captions	A-IV-72
Section 12.9	Waivers	A-IV-72
Section 12.10	Assignment	A-IV-73
Section 12.11	Entire Agreement	A-IV-73
Section 12.12	Amendment	A-IV-73
Section 12.13	No Third-Person Beneficiaries	A-IV-73
Section 12.14	Headings	A-IV-73
Section 12.15	References	A-IV-73
Section 12.16	Construction	A-IV-73
Section 12.17	Limitation on Damages	A-IV-74
Section 12.18	Specific Performance	A-IV-74
Section 12.19	Time of Essence	A-IV-74

A-IV-iii

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Form of Excluded Assets Assignment
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Seller Guarantee
Exhibit G	R&W Policy
Exhibit H	Effective Time Net Working Capital

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Certain Company Seismic Data
Part F	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.21(e)	Idle Iron Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.29	Casualty Losses
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees

A-IV-iv

Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Company
Schedule 5.10	Affiliate Transactions

A-IV-v

Index of Defined Terms

Accounting Arbitrator	Section 2.2(b)(iii)
Accounting Principles	Section 1.2(a)
Acquired Membership Interests	Recitals
Additional Guarantee	Section 11.5(d)
Adjustment Notice	Section 2.4(b)
Affiliate	Section 1.2(b)
Affiliate Contract	Section 1.2(fff)(xv)
Affiliate Transactions	Section 5.10
Agreed Rate	Section 1.2(c)
Agreement	Preamble
Allocated Value	Section 2.2(a)
Allocation Objection Notice	Section 2.2(b)(ii)
Antitrust Laws	Section 1.2(d)
Asset Taxes	Section 1.2(e)
Assignment of Interests	Section 8.2(a)
Benefit Plan	Section 1.2(f)
BOEM	Section 1.2(g)
BSEE	Section 1.2(h)
Burdens	Section 1.2(i)
Business Day	Section 1.2(j)
Cash Purchase Price	Section 2.1(a)
Castex	Section 5.1
Casualty Loss	Section 5.13
Claim	Section 11.3(b)
Claim Notice	Section 11.3(b)
Closing	Section 8.1
Closing Cash Payment	Section 2.4(a)
Closing Date	Section 8.1
Closing Settlement Statement	Section 2.4(a)
Code	Section 1.2(k)
Company	Section 1.2(l)
Company Assets	Section 1.2(m)
Company Business	Section 1.2(n)
Company Contract	Section 1.2(o)
Company Derivatives	Section 1.2(p)
Company Leases	Section 1.2(m)(i)
Company Personal Property	Section 1.2(m)(vii)
Company Properties	Section 1.2(m)(iii)
Company Records	Section 1.2(q)
Company Rights-of-Way	Section 1.2(m)(vi)
Company Units	Section 1.2(m)(iii)
Company Wells	Section 1.2(m)(ii)
Confidentiality Agreement	Section 1.2(r)
Consent	Section 3.11(b)
Consolidated Group	Section 1.2(s)
Controlled Group Liabilities	Section 1.2(t)
Credit Agreement	Section 1.2(u)
Cure Period	Section 1.2(v)
Current Assets	Section 1.2(w)
Current Liabilities	Section 1.2(x)

A-IV-vi

Customary Post-Closing Consents	Section 1.2(y)
Damages	Section 11.2(d)
Decommission or Decommissioning	Section 1.2(z)
Defect Arbitrator	Exhibit D
Defect and Indemnity Escrow Account	Section 1.2(aa)
Defensible Title	Section 1.2(bb)
Deposit	Section 2.1(c)
Derivatives	Section 5.7
Determination Date	Section 2.4(b)(ii)
Dispute Auditor	Section 2.4(b)(ii)
Disputed Amount	Section 6.7
Disputed Environmental Matter	Section 6.7
Disputed Matter	Section 6.7
Disputed Title Matter	Section 6.7
DOJ	Section 5.5
Effective Time	Section 1.2(cc)
Effective Time Net Working Capital	Section 1.2(dd)
Environmental Arbitrator	Exhibit D
Environmental Defect	Section 1.2(ee)
Environmental Defect Amount	Section 1.2(ff)
Environmental Defect Deadline	Section 6.6(a)
Environmental Defect Property	Section 6.6(b)
Environmental Deductible	Section 6.6(d)
Environmental Dispute Election	Section 6.6(c)
Environmental Laws	Section 1.2(gg)
Environmental Liabilities	Section 1.2(hh)
Environmental Notice	Section 1.2(ii)
Environmental Threshold	Section 6.5(c)
ERISA	Section 1.2(jj)
ERISA Affiliate	Section 1.2(kk)
Escrow Account	Section 1.2(ll)
Escrow Agent	Section 1.2(kk)
Escrow Agreement	Section 1.2(nn)
Escrow Percentage	Section 11.5(a)
Exchange Act	Section 4.5
Excluded Assets	Section 1.2(oo)
Excluded Assets Assignment	Section 1.2(pp)
Excluded Company Records	Section 1.2(q)(v)
Execution Date	Preamble
Financial Statements	Section 1.2(qq)
Final Allocation	Section 2.2(b)(iv)
Financing	Section 4.7
FTC	Section 5.5
Fundamental Representations	Section 11.4(a)
Governmental Authority	Section 1.2(rr)
Guarantee	Section 8.2(l)
Hard Consent	Section 5.11(b)(i)
Hazardous Materials	Section 1.2(ss)
HSR Act	Section 1.2(tt)
Hydrocarbons	Section 1.2(uu)
Idle Iron Report	Section 3.21(e)
Imbalance	Section 1.2(vv)

A-IV-vii

INC	Section 1.2(ww)
Included Title Defect Properties	Section 6.4(b)(ii)
Income Taxes	Section 1.2(xx)
Indemnified Person	Section 11.3(a)
Indemnifying Person	Section 11.3(a)
Indemnity Escrow Amount	Section 1.2(yy)
Information Statement	Section 5.17
Intellectual Property	Section 1.2(zz)
Intended Tax Treatment	Section 2.2(b)(i)
Interim Breach	Section 11.2(b)(ii)
Interim Breach Provision	Section 11.2(b)(ii)
Laws	Section 1.2(aaa)
Lease Annex	Section 1.2(bbb)
Liens	Section 1.2(ccc)
Loan	Section 1.2(ddd)
Lowest Cost Response	Section 1.2(eee)
Material Adverse Effect	Section 3.31(e)
Material Contract	Section 1.2(fff)
Net Revenue Interest	Section 1.2(ggg)
NORM	Section 3.8
Organizational Documents	Section 1.2(hhh)
Other PSA	Section 1.2(iii)
Outside Date	Section 10.1(c)
Party or Parties	Preamble
Permits	Section 1.2(jjj)
Permitted Encumbrance	Section 1.2(kkk)
Permitted Interest Encumbrance	Section 1.2(lll)
Person	Section 1.2(mmm)
Phase I Activities	Section 1.2(nnn)
Post-Closing Statement	Section 2.4(b)
Pre-Effective Date Period	Section 1.2(ooo)
Preferential Purchase Right	Section 3.11(a)
Proceedings	Section 3.6
Proposed Allocation	Section 2.2(b)(ii)
Purchase Price	Section 2.1(a)
Purchaser	Preamble
Purchaser Indemnified Parties	Section 11.2(b)
Purchaser Parent	Preamble
Purchaser Parent SEC Reports	Section 4.13
Purchaser Parent Shares	Section 2.1(a)
Purchaser Tax Returns	Section 9.2(b)
Purchaser’s Environmental Review	Section 6.2(a)
Purchaser’s Representatives	Section 6.1(a)
R&W Conditional Binder	Section 5.19(a)
R&W Policy	Section 5.19(a)
Registration Rights Agreement	Section 8.2(g)
Release	Section 1.2(ppp)
Released Parties	Section 5.12
Releasing Parties	Section 5.12
Remediate, Remediation or Remedial	Section 1.2(qqq)
Required Purchaser Filings	Section 5.16(a)
Retained Employee-Related Liabilities	Section 1.2(rrr)

A-IV-viii

Riverstone	Section 1.2(b)
Riverstone Portfolio Company or Riverstone Portfolio Companies	Section 1.2(b)
Scheduled Closing Date	Section 8.1
Securities Act	Section 3.1(e)
Seismic Data	Section 1.2(sss)
Seller	Preamble
Seller Indemnified Parties	Section 11.2(a)
Seller Tax	Section 1.2(ttt)
Seller Tax Returns	Section 9.2(a)
Seller’s Knowledge	Section 1.2(uuu)
Sinking Funds	Section 1.2(oo)(xii)
Specified Matters	Section 3.33
Straddle Period	Section 1.2(vvv)
Suspended Funds	Section 1.2(www)
Tax	Section 1.2(xxx)
Tax Effective Date	Section 1.2(yyy)
Tax Partnership	Section 1.2(zzz)
Tax Partnership Interest	Section 1.2(aaaa)
Tax Proceeding	Section 9.4
Tax Return	Section 1.2(bbbb)
Third-Party Loans	Section 1.2(cccc)
Title Arbitrator	Exhibit D
Title Benefit	Section 1.2(dddd)
Title Benefit Amount	Section 6.5(b)
Title Deductible	Section 6.5(c)
Title Defect	Section 1.2(eeee)
Title Defect Amount	Section 6.5(a)
Title Defect Deadline	Section 6.4(a)
Title Defect Property	Section 6.4(b)
Title Dispute Election	Section 6.4(b)
Title Notice	Section 1.2(ffff)
Title Threshold	Section 6.5(c)
Transaction Costs	Section 1.2(gggg)
Transaction Documents	Section 5.2
Transfer Taxes	Section 9.5
Treasury Regulations	Section 1.2(hhhh)
Unadjusted Purchase Price	Section 2.1(a)
Well Annex	Section 1.2(iiii)
Willful Breach	Section 1.2(jjjj)
Working Interest	Section 1.2(kkkk)

A-IV-ix

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), is dated as of December 10, 2019 (the “Execution Date”), by and among Castex Energy 2014, LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and solely with respect to its obligations related to the Purchaser Parent Shares (as defined herein), Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

Seller owns all of the issued and outstanding membership interests (collectively, the “Acquired Membership Interests”) in the Company (as defined hereinafter); and

Seller desires to sell, and Purchaser desires to purchase, all of the Acquired Membership Interests on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

Section 1.1 Purchase and Sale. On the terms and conditions contained in this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase, accept and pay for, the Acquired Membership Interests.

Section 1.2 Certain Definitions. Capitalized terms set forth in this Agreement have the meanings set forth in this Section 1.2 or in the Sections referenced in the “Index of Defined Terms” at the front of this Agreement. As used herein:

(a) “Accounting Principles” means generally accepted accounting principles in the United States, consistently applied.

(b) “Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context (including, with its correlative meaning, “controlled by” and “under common control with”) meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. The Parties acknowledge that (i) Seller’s ultimate controlling Person, Riverstone Holdings LLC (and any investment fund managed by Riverstone Holdings LLC) (collectively, “Riverstone”), is engaged in the business of investing in multiple companies that explore for, produce, gather, transport, treat or process Hydrocarbons (each such company, excluding Seller and any direct or indirect subsidiaries of Seller, a “Riverstone Portfolio Company”, and collectively, the “Riverstone Portfolio Companies”), (ii) Riverstone may have a majority or controlling interest in some or all of such Riverstone Portfolio Companies, and (iii) the Parties, on their behalf and on behalf of their successors and assigns, agree that for purposes of this Agreement, neither (A) any Riverstone Portfolio Companies nor (B) Castex or its Affiliates (other than, for the avoidance of doubt, the Company and Seller’s subsidiaries), in either case, shall be deemed an “Affiliate” of Seller. Notwithstanding the foregoing, (i) “Affiliates”, when used with respect to Purchaser or Purchaser Parent, shall only include Purchaser Parent and its subsidiaries, and (ii) prior to Closing, the Company shall be deemed an Affiliate of Seller and from and after the Closing, the Company shall be deemed an Affiliate of Purchaser.

A-IV-1

(c) “Agreed Rate” means the lesser of (i) two and one-half percentage points (2.5%) per annum and (ii) the maximum rate allowed by applicable Laws.

(d) “Antitrust Laws” means, collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

(e) “Asset Taxes” means ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the acquisition, operation or ownership of the Company Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

(f) “Benefit Plan” means (i) any “employee benefit plan” as defined in Sections 3(3) of ERISA (whether or not subject to ERISA) and (ii) any other compensation or benefit plan, agreement, understanding, policy, contract or arrangement, including a deferred compensation plan (together with any trust established thereunder and in support thereof and the assets of such trust) or arrangement, incentive plan, bonus plan or agreement, equity option plan, equity appreciation rights plan, restricted equity plan, equity purchase plan, equity award plan, equity-based compensation arrangement, phantom equity plan, change of control or golden parachute agreement, severance plan or policy, executive compensation or supplemental income arrangement, dependent care plan, cafeteria plan, employee assistance program, scholarship program, consulting contract, employment contract, collective bargaining agreement, retention agreement, non-competition agreement, consulting agreement, personnel policy, vacation policy, and other similar plan, agreement, understanding, policy, contract or arrangement.

(g) “BOEM” means the U.S. Bureau of Ocean Energy Management or any successor agency thereto.

(h) “BSEE” means the U.S. Bureau of Safety and Environmental Enforcement or any successor agency thereto.

(i) “Burdens” means any and all royalties, overriding royalties, production payments, non-participating royalties, payments out of production, reversionary interests, convertible interests, net profits interests and all other similar interests burdening a Company Lease, Company Unit or Company Well.

(j) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas, United States of America.

(k) “Code” means the United States Internal Revenue Code of 1986, as amended.

(l) “Company” means GOME 1271 LLC, a Delaware limited liability company.

(m) “Company Assets” means, with respect to the Company, all of the Company’s assets and properties, including the following properties, rights, and other assets held by the Company:

(i) the oil and gas leases, oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, production payments, mineral fee interests, carried interests, options and other rights to Hydrocarbons in place (in each case) that are described on the Lease Annex (collectively, the “Company Leases”), together with (A) any and all other rights, titles and interests of the Company in and to the lands covered or burdened thereby, and (B) all other interests of the Company of any kind or character in and to the Company Leases;

(ii) all wells located on any of the Company Leases or on any other lease or lands with which any Company Lease has been unitized or pooled and all wells in which the Company otherwise owns an interest (such wells collectively, including those set forth on the Well Annex and any equipment constituting a part of any such well, the “Company Wells”);

A-IV-2

(iii) all rights and interests of the Company in, under or derived from all unitization, pooling or communitization orders, declarations and agreements in effect with respect to any of the Company Leases or Company Wells and the units created thereby (the “Company Units”, and together with the Company Leases and the Company Wells, the “Company Properties”);

(iv) all Hydrocarbons attributable to the Company Properties;

(v) those Company Contracts described on Annex 1, Part C;

(vi) all servitudes, easements, rights-of-way, fee surface rights, surface leases, surface use agreements and other surface rights agreements owned or held by the Company (the “Company Rights-of-Way”), including those used or held for use in connection with the ownership or operation of any of the other Company Assets, and further including those set forth on Annex 1, Part D-1;

(vii) all platforms, equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, owned or held by the Company (the “Company Personal Property”), including those located on or appurtenant to any of the other Company Assets, or used or held for use in connection with the ownership or operation of the other Company Assets, and further including tanks, boilers, tubing, pumps, motors, flowlines, separators, fixtures, machinery, compression equipment, structures, radio and telephone equipment, SCADA and measurement technology (and smartphones, tablets and other mobility devices used in connection therewith), well communication devices and other materials and personal property used in connection with the ownership or operation of the other Company Assets, and including those set forth on Annex 1, Part D-2;

(viii) all Permits owned or held by the Company, including those used in connection with the ownership or operation of the other Company Assets, to the extent transferable as contemplated hereby;

(ix) to the extent that they may be transferred as contemplated hereunder, all rights, claims, and causes of action (including warranty and similar claims, indemnity claims, and defenses) of the Company whether arising before, on, or after the Effective Time;

(x) to the extent transferable, the Seismic Data of the Company listed on Annex 1, Part E;

(xi) all Imbalances relating to the Company Properties; and

(xii) all Company Records.

(n) “Company Business” means the oil and gas exploration and production business and related activities conducted as of the Execution Date (consistent with past practices) by the Company in the State of Louisiana, the State of Mississippi, the State of Texas and the U.S. Gulf of Mexico.

(o) “Company Contract” means any contract, agreement or instrument to which the Company is a party or is bound or the Company Assets are bound; provided that the defined term “Company Contract” shall not include any Company Leases, easements, rights-of-way or Permits and other instruments to the extent constituting the Company’s chain of title to the Company Leases, easements or rights-of-way (other than the acquisition purchase and sale agreements pursuant to which the Company Assets were acquired, and similar acquisition documents, unless such acquisition purchase and sale agreements and similar acquisition documents are substantially performed and the Company has no material continuing obligations or undertakings thereunder, such as non-disclosure or non-compete obligations).

(p) “Company Derivatives” means, collectively, any and all Derivatives entered into by Seller or its Affiliates on behalf of the Company or by the Company or otherwise binding on the Company or any Company Asset.

A-IV-3

(q) “Company Records” means all original (or electronic or paper copies where originals do not exist) data, information, software, books, plats, files, studies, memoranda, reservoir models, supplier lists, customer lists, and records of the Company, including all production records, operating records, correspondence, lease records, land files, well logs and other well-related records, and division order records, prospect files, title records (including abstracts of title, ownership reports, title opinions and memoranda, and title curative documents), contract files, engineering, maintenance and/or production files, regulatory filings, environmental and worker safety records, accounting records, Tax records, and maps, electric logs, core data, pressure data and decline curves; excluding, however:

(i) all legal records and legal files of Seller and the Company and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Seller’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(ii) Seller’s Income Tax Returns, Consolidated Group Tax Returns, and other Tax Returns or other income Tax information of Seller not related to the Company Assets;

(iii) all financial and legal records of Seller or its Affiliates (other than the Company) and all of Seller’s and its Affiliates’ (other than the Company’s) corporate minute books and other business records (to the extent not pertaining primarily to the Company);

(iv) all emails and other correspondence by Seller’s, its Affiliates’ and Riverstone personnel with respect to Seller, the Company, the Company Assets and the Company Business in any way; and

(v) all documents, data and records prepared or received by Seller, the Company or any of their Affiliates relating to the sale of the Acquired Membership Interests, the Company and the Company Business, including (a) lists of prospective purchasers for such transactions compiled by Seller or its Affiliates, (b) bids received from and records of negotiations with third Persons constituting prospective purchasers, (c) analyses by Seller or its Affiliates of any bids submitted by any prospective purchaser, (d) correspondence between or among Seller, its representatives, and any prospective purchaser but excluding communications between Seller or the Company (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (e) correspondence between Seller or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by this Agreement (the records referred to in clauses (i), (ii), (iii), (iv) and (v) above, the “Excluded Company Records”).

(r) “Confidentiality Agreement” means that certain Confidentiality Agreement, dated October 17, 2019, by and among Castex, Seller, the Company and Purchaser, as the same may be further amended, supplemented, and/or restated, from time to time.

(s) “Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state or local Law.

(t) “Controlled Group Liabilities” means any and all liabilities of Seller or any of its ERISA Affiliates (i) under Title IV of ERISA, (ii) under Section 206(g), 302 or 303 of ERISA, (iii) under Section 412, 430, 431, 436 or 4971 of the Code, (iv) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of any foreign Laws.

(u) “Credit Agreement” means that certain Credit Agreement, dated as of September 18, 2018 (as amended, supplemented or otherwise modified from time to time) among the Company, the lenders party thereto from time to time, and First Tennessee Bank National Association, as administrative agent for such lenders.

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(v) “Cure Period” means the period from and after the Title Defect Deadline until Closing Date.

(w) “Current Assets” means current assets as determined under the Accounting Principles, including cash and cash equivalents, accounts receivable (net of allowance for doubtful accounts), inventory, prepaid expenses, and other current assets (including prepaid drilling costs), but excluding (i) the portion of any prepaid expense and other current asset of which Purchaser or Company will not receive the benefit following the Effective Time; (ii) receivables of the Company, on the one hand, from Seller or any of its Affiliates that is not the Company or Castex, on the other hand; (iii) to the extent released to Seller without a downward adjustment, cash collateral, if any, on account of or related to any surety agreement or similar agreement, bond, letter of credit, guarantee or other item of credit support of or related to the Company or the Company Assets, together with all interest accrued thereon; (iv) any Tax assets; and (v) any Company Derivatives.

(x) “Current Liabilities” means current liabilities as determined under the Accounting Principles, including accounts payable, revenues payable, accrued Taxes, prepaid drilling costs, and accrued expenses, but excluding (i) any deferred Tax liabilities; (ii) the current portion of asset retirement obligations; (iii) payables of the Company, on the one hand, to Seller or any of its Affiliates that is not the Company or Castex, on the other hand; and (iv) any Company Derivatives.

(y) “Customary Post-Closing Consents” means consents, approvals and/or authorizations from Governmental Authorities that customarily are obtained following the closing of transactions substantially similar to the transactions contemplated by this Agreement.

(z) “Decommission” and “Decommissioning” means all dismantling and decommissioning activities and obligations with respect to the Company Assets as are required by Law, any Governmental Authority or agreements including all well plugging, replugging and abandonment, facility dismantlement and removal, pipeline and flowline removal, dismantlement and removal of all other property of any kind related to or associated with operations or activities and associated site restoration and site remediation.

(aa) “Defect and Indemnity Escrow Account” means the account established pursuant to the Escrow Agreement holding the Disputed Amounts (as the same may be adjusted pursuant to the terms of this Agreement) and the Indemnity Escrow Amount (as the same may be adjusted pursuant to the terms of this Agreement).

(bb) “Defensible Title” means, subject to any Permitted Encumbrances, such title of the Company, deducible of record (other than interests not filed of record that were obtained as a result of non-consent elections) that, as of the Effective Time and immediately prior to Closing:

(i) entitles the Company to receive a Net Revenue Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex not less than the Net Revenue Interest set forth on the Lease Annex or Well Annex, as applicable, for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement;

(ii) obligates the Company to bear a Working Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex no greater than the Working Interest set forth on the Lease Annex or

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Well Annex for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, (unless such increase in the Working Interest is accompanied by at least a proportionate increase in the Net Revenue Interest for such Company Lease, Company Unit or Company Well), except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement; and

(iii) is free and clear of all Liens.

(cc) “Effective Time” means 12:00 a.m., Central Time, on July 1, 2019.

(dd) “Effective Time Net Working Capital” means (i) the Current Assets of the Company, less (ii) the Current Liabilities of the Company, determined as of the Effective Time. Effective Time Net Working Capital is further described and illustrated on Exhibit H.

(ee) “Environmental Defect” means any event, condition, or circumstance, including any Release into the environment of Hazardous Materials, relating to any of the Company Assets that (i) constitutes a violation of or non-compliance with any Environmental Law or (ii) would reasonably be expected to require Remediation presently under Environmental Laws; provided, however, that any claims or Proceedings related to climate change or coastal erosion shall not constitute an “Environmental Defect” unless the Company is a named party thereto.

(ff) “Environmental Defect Amount” means, with respect to each Environmental Defect, the estimated Lowest Cost Response net to the Company’s interest of Remediation for such Environmental Defect for the affected Company Asset (or Company Assets if multiple Company Assets are affected by the same Environmental Defect).

(gg) “Environmental Laws” means all Laws as of the Execution Date of any Governmental Authority having jurisdiction over the Company Assets or the property in question and addressing (i) pollution, (ii) protection of the environment, human health and safety (to the extent such human health and safety relates to exposure of Hazardous Materials) or natural resources, or (iii) the generation, use, storage, recycling, treatment, processing, transportation, Release or threatened Release of, or exposure to, Hazardous Materials. Without limiting the foregoing, Environmental Laws includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Authorization Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, in each case as amended to the Execution Date, and all regulations implementing the foregoing.

(hh) “Environmental Liabilities” means any Damages pursuant to any (i) order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment or similar ruling or act (including settlements) by any Governmental Authority to the extent arising out of any violation of, or Remedial obligation under, any Environmental Law or (ii) claim or cause of action by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources, Remediation or payment or reimbursement of Remediation costs, or similar costs or expenses to the extent arising out of a Release of any Hazardous Material, or any violation of, or any Remediation obligation under, any Environmental Laws.

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(ii) “Environmental Notice” means a written notice with respect to any Environmental Defect that includes (i) a reasonable description and explanation of the matter constituting the alleged Environmental Defect and the Company Assets believed by Purchaser to be affected thereby, including a reference to the Environmental Law applicable to such matter, (ii) Purchaser’s estimate of the Environmental Defect Amount with respect to such Environmental Defect, and (iii) such supporting reports and data in Purchaser’s and its Affiliates’ possession which are used by Purchaser to identify the existence of any such Environmental Defect (which shall be governed by the terms of the Confidentiality Agreement).

(jj) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(kk) “ERISA Affiliate” means, with respect to any Person, any entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code that includes such Person.

(ll) “Escrow Account” means the account established pursuant to the Escrow Agreement for purposes of holding the Deposit.

(mm) “Escrow Agent” means Citibank, N.A.

(nn) “Escrow Agreement” means an Escrow Agreement, substantially in the form of Exhibit C attached hereto, among Seller, Purchaser and the Escrow Agent, executed prior to or contemporaneously with this Agreement.

(oo) “Excluded Assets” means:

(i) the Excluded Company Records;

(ii) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i), the Company’s right with respect to all claims and causes of action of the Company arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(iii) subject to Section 5.13, all rights and interests of the Company (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

(iv) all of the Company’s personal computers and associated peripherals;

(v) all of the Company’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(vi) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(vii) Seller’s or its Affiliates’ (including the Company’s) Loan instruments or any other indebtedness for borrowed money;

(viii) any assets that are excluded from the transactions contemplated hereunder pursuant to the terms of this Agreement;

(ix) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument (collectively, the “Sinking Funds”) established or maintained, whether held by any Company or any other Person on behalf of such Company, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of any Company, including those listed on Schedule A; and

(x) any assets described on Annex 1, Part F.

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(pp) “Excluded Assets Assignment” means an assignment and bill of sale, substantially in the form of Exhibit B attached hereto.

(qq) “Financial Statements” means (i) the audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31 in each of the years 2017 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for the years 2017 and 2018 and (ii) the unaudited consolidated financial statements of Seller consisting of a balance sheet as of June 30, 2019 and the related consolidated statements of operations, changes in members’ equity and cash flows for the six-month period then-ended.

(rr) “Governmental Authority” means any federal, state, local or foreign government or other political subdivision or quasi-governmental entity, and all departments, courts, tribunals, commissions, boards, arbitral bodies, bureaus, bodies, ministries, agencies or other instrumentalities of any of them.

(ss) “Hazardous Materials” means any waste, chemical, material or other substance regulated, defined or listed as a hazardous substance, solid waste (including any oil and gas exploration and production wastes, components, fractions or derivatives thereof), hazardous waste, toxic substance, hazardous material, contaminant, pollutant or words of similar meaning or import under any applicable Environmental Law.

(tt) “HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

(uu) “Hydrocarbons” means oil, gas, condensate or any other gaseous and liquid hydrocarbons or any combination or constituents thereof, including sulphur and other constituents extracted therefrom.

(vv) “Imbalance” means over-production or under-production or over-deliveries or under-deliveries, as applicable, on account of (i) any outstanding imbalance at the wellhead between the amount of Hydrocarbons produced from a Company Well and allocable to the interests of the Company therein and the shares of production from the relevant Company Well that are actually taken by or delivered to or for the account of the Company and (ii) any outstanding marketing imbalance between the amount of Hydrocarbons required to be delivered by or to the Company under any Company Contract relating to the purchase and sale, gathering, transportation, storage, treating, processing, or marketing of Hydrocarbons and the Hydrocarbons actually delivered by or to or for the account of the Company pursuant to any such Company Contract, in each case, excluding any imbalances attributable to royalties payable in kind to the U.S. Office of Natural Resources Revenue; provided that “Imbalance” does not include any Excluded Assets.

(ww) “INC” means an incident of non-compliance issued by BOEM or BSEE with respect to any of the Company Assets.

(xx) “Income Taxes” means any income, capital gains, franchise and similar Taxes.

(yy) “Indemnity Escrow Amount” means an amount equal to 15% of 24.642% of the Unadjusted Purchase Price.

(zz) “Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable); (ii) trademarks, service marks, trade dress, trade names, corporate names and domain names and other similar indicia of origin, and all goodwill associated therewith, and registrations of and applications to register the foregoing; (iii) copyrights and all registrations of and applications to register the foregoing; (iv) trade secrets, confidential information and confidential know-how (including confidential information regarding manufacturing and production processes, models, simulations, ideas, research and development, formulas, compositions, technical and engineering data/reports, process and operating manuals, drawings, designs, specifications, customer and supply data, pricing and cost information, and business and marketing plans and proposals); and (v) all other intellectual property rights.

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(aaa) “Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions, decrees, requirements, judgments, settlements and codes of Governmental Authorities, including obligations arising under the common law and Permits.

(bbb) “Lease Annex” means Annex 1, Part A.

(ccc) “Liens” means any lien, pledge, claim, charge, security interest, defect or other similar encumbrance or rights of any other Person with respect to the applicable property.

(ddd) “Loan” means any indebtedness for borrowed money or guarantee of any such indebtedness.

(eee) “Lowest Cost Response” means the response authorized under Environmental Laws that addresses an environmental condition which requires Remediation (including such Remediation required by any Governmental Authority) at the lowest cost (discounted to present value, using a seven percent (7%) discount rate) (taking into consideration any direct expenses, liabilities or Damages that are reasonably expected to arise as a result of such response) as compared to any other response that is authorized under Environmental Laws and that allows for the continued safe and prudent operation of the affected asset. Taking no action for an environmental condition for which Remediation is required shall constitute the Lowest Cost Response if, after investigation, taking no action is determined to be allowed under Environmental Laws (unless Remediation is required by any Governmental Authority). If taking no action for an environmental condition for which Remediation is required is not allowed under Environmental Laws, the least costly active remedy, such as (x) a risk-based closure that may or may not require institutional controls such as deed restrictions limiting the use of the property to its present or similar uses or prohibiting the installation of shallow groundwater wells, or (y) the installation of engineering controls or physical barriers to contain, stabilize, prevent migration of, or exposure to, Hazardous Materials, including caps, dikes, encapsulation, leachate collection systems, and similar barriers or controls, shall be the Lowest Cost Response; provided that the Lowest Cost Response shall always include Remediation required by any Governmental Authority.

(fff) “Material Contract” means any Company Contract which (x) can reasonably be expected to generate gross revenue per year in excess of Two Hundred Thousand and No/100 Dollars ($200,000) on an eight-eighths (8/8ths) basis, or to require expenditures per year in excess of Two Hundred Thousand and No/100 Dollars ($200,000) on an eight-eighths (8/8ths) basis, or (y) is of one or more of the following types:

(i) contracts for the purchase, sale or exchange of Hydrocarbons (unless such contract is terminable by the Company without penalty on sixty (60) days’ notice or less);

(ii) contracts for the gathering, treating, processing, handling, refining, storing, transporting, marketing, disposal or injection of Hydrocarbons and contracts containing an acreage dedication, take-or-pay or volume commitment and all similar contracts (unless such contract is terminable by the Company without penalty on sixty (60) days’ notice or less);

(iii) to the extent the same will not be released or terminated at or prior to Closing, any indenture, mortgage, loan, note, credit, sale-leaseback or similar contract, including all Third-Party Loans, (in each case) evidencing a Loan binding on any of the Acquired Membership Interests, the Company or the Company Assets or granting any Liens upon any Acquired Membership Interest or any Company Asset and all related security agreements or similar agreements associated therewith;

(iv) contracts containing all production payments or net profits interests provisions burdening the Company’s interest in any of the Company Assets;

(v) contracts for the use of drilling rigs;

(vi) merger agreements, purchase agreements, farmin and farmout agreements, development agreements, exploration agreements, participation agreements, participation

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area agreements, exchange agreements, pre-pooling letter agreements and similar agreements providing for the earning or acquisition of an equity interest, beneficial interest or leasehold interest;

(vii) operating agreements, joint lease operating agreements, unit agreements, unit operating agreements and communitization agreements;

(viii) seismic and other data licenses and contracts;

(ix) partnership agreements, joint venture agreements and similar agreements;

(x) any Company Contract pursuant to which the Company will acquire any interest in any other Person;

(xi) any contract requiring the Company to provide any guaranty, letter of credit, cash, treasury securities, comfort letter, surety bond, or other credit support to Seller or its Affiliates;

(xii) (A) any contract creating a capital lease obligation for or on the Company, (B) any Company Contract for the sale of accounts receivable, and (C) any contract the principal purpose of which is for the Company to provide indemnification to any other Person with respect to any Company Assets;

(xiii) any Company Contract relating to Derivatives;

(xiv) any contract that constitutes a lease (other than the Company Leases) under which the Company is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by the Company without penalty upon sixty (60) days’ or less notice and (B) involves an annual base rental of more than One Hundred Fifty Thousand Dollars ($150,000);

(xv) (A) any contract between Seller or an Affiliate thereof (other than the Company), on the one hand, and the Company, on the other hand, (B) any contract listed on Schedule 5.10 (each as described in (A) or (B), an “Affiliate Contract”), and (C) any contract between Castex or an Affiliate thereof, on the one hand, and the Company, on the other hand;

(xvi) any Company Contract or contract for consulting, management, operations or other independent contractor services (excluding ordinary hourly services for accounting or legal matters);

(xvii) any Company Contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services to the Company;

(xviii) any contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services with respect to any Company Assets;

(xix) any Company Contracts with any labor union or association or other Person representing, purporting to represent or seeking to represent any employee of the Company or other individual who provides services to the Company;

(xx) any Company Contracts (other than confirmations of transactions pursuant to master agreements) with any Governmental Authority; and

(xxi) any contract that contains an area of mutual interest, non-compete, non-solicit, drag along rights, tag along rights, rights of first refusal, rights of first offer or other right to purchase, participation rights, or similar provisions pursuant to which any third party may be entitled to acquire an interest in any Company Assets or Acquired Membership

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Interests, which would restrict Purchaser’s or the Company’s actions with respect to the Company Assets after Closing or which limits or otherwise restricts the Company or Purchaser (after Closing) from engaging or competing in any line of business, in any geographic location or with any Person.

(ggg) “Net Revenue Interest” means the interest (expressed as a percentage or decimal) in and to all the Hydrocarbons produced and saved or sold from or allocated to the relevant Company Lease, Company Unit or Company Well after giving effect to all Burdens.

(hhh) “Organizational Documents” means (i) the articles or certificate of incorporation and bylaws of a corporation; (ii) the certificate of formation and limited liability company agreement of a limited liability company; (iii) the limited partnership agreement and a certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any Person; and (v) any amendment to any of the foregoing.

(iii) “Other PSA” means each of (i) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), (ii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings II, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), and (iii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings III LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time).

(jjj) “Permits” means any and all governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor issued by, or if only submission is required, submitted to and accepted by, any Governmental Authority.

(kkk) “Permitted Encumbrance” means:

(i) all Burdens upon, measured by, or payable out of production, or otherwise affecting the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well, if the net cumulative effect of such Burdens does not operate to (A) reduce the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex or (B) increase the Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable);

(ii) all easements, rights-of-way, covenants, restrictions, servitudes, permits, surface leases, surface use agreements, sub-surface leases, grazing rights, logging rights, mining rights and other similar rights (including rights in respect of surface and subsurface operations not involving the extraction of Hydrocarbons) with respect to the Company Leases, and canals, ditches, reservoirs, pipelines, utility lines, power lines, railways, streets, roads, alleys, highways and other structures on, over, through or under the Company Leases, in each case that do not materially detract from the value of or materially interfere with the ownership, operation or use of the assets subject thereto or affected thereby (as currently owned, used or operated);

(iii) the terms and conditions of (X) the Company Leases and Company Contracts, provided that the net cumulative effect of such matters does not operate to (A) reduce the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth

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in the Lease Annex or for such Company Well as set forth in the Well Annex or (B) increase the Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable), and (Y) this Agreement and any other agreement or document contemplated to be executed pursuant to this Agreement;

(iv) conventional rights of reassignment, upon the surrender or expiration of any Company Lease which have not been triggered as of the date hereof;

(v) all Liens for Taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and, in each case, for which appropriate reserves have been made in the books and records of the Company;

(vi) all applicable Laws and rights reserved to or vested in any Governmental Authority pursuant to applicable Law (A) to control or regulate any Company Asset in any manner, (B) by the terms of any right, power, grant or permit, or by provision of Law, to terminate such right, power, grant or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any Company Asset, (C) to use any Company Asset in any manner or (D) to enforce any obligations or duties owed to any Governmental Authority with respect to any Permit;

(vii) Liens released or discharged by Seller prior to or at the Closing, including those set forth on Schedule 1.2;

(viii) any undetermined and inchoate liens and any vendors’, carriers’, warehousemen’s, repairmen’s, mechanic’s, workmen’s, materialmen’s, construction or other like Liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any Company Asset in respect of obligations that are not yet due in the normal course of business or, if due, that are being contested in good faith by appropriate Proceedings by or on behalf of the Company;

(ix) all Preferential Purchase Rights and similar contractual provisions, and all Consents and Customary Post-Closing Consents;

(x) any failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in the Company’s chain of title to the Company Assets, to the extent no claim has been made for Damages in respect thereof that remains outstanding;

(xi) all Liens created under Company Leases or Company Contracts or by operation of Law in respect of obligations that are not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and are identified on Schedule 1.2;

(xii) such defects or irregularities in the Working Interests or Net Revenue Interests in the Company Assets resulting from the failure to file any assignment or other transfer instrument in the Company’s chain of title in the records of any adjoining county or parish, so long as the instrument in question is filed with the BOEM;

(xiii) any defects that (a) would not constitute a Title Defect under the definition of that term or (b) would otherwise constitute a Title Defect under this Agreement but which Purchaser has waived or is deemed to have waived in writing;

(xiv) all defects (a) based solely on a recorded document(s) that is not in the applicable Company’s files if the document is filed of record or (b) arising out of lack of

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corporate or other entity authorization or defects in the execution, delivery, acknowledgment, or approval of any instrument, unless Purchaser provides affirmative evidence that the action was not authorized;

(xv) any defects to the extent based on (a) lack of a division order or an operating agreement covering such Company Asset (including portions of such Company Asset that were formerly within a unit but which have been excluded from the unit as a result of a contraction or replacement of the unit) or (b) failure of any communitization agreement, unit agreement, or similar type of agreement to have been finally approved by any Governmental Authority;

(xvi) all Imbalances, all depth restrictions or limitations applicable to such Company Assets, and any other matters, in each case, expressly set forth in the Lease Annex or the Well Annex;

(xvii) the terms and conditions of, and any Liens created pursuant to, the Credit Agreement or any other Third-Party Loan of the Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Company or the Company Assets as of Closing;

(xviii) any defects arising from failure of any non-participating royalty owners to ratify a Company Unit (other than any Company Unit granted by BOEM), in the event interest owners holding an aggregate Net Revenue Interest of at least ninety-five percent (95%) on an eight-eighths basis (8/8ths) have ratified such Company Unit;

(xix) defects arising from any prior oil and gas lease relating to the lands covered by the Company Leases or Company Units not being surrendered of record, unless Purchaser provides affirmative evidence that such prior oil and gas lease is still in effect and has resulted, or could reasonably be expected to result, in another Person’s actual and superior claim of title to the relevant Company Lease, Company Unit or Company Well; and

(xx) any other matters expressly described on Schedule 1.2.

(lll) “Permitted Interest Encumbrance” means the following:

(i) Liens created by this Agreement;

(ii) the terms and conditions of, and any Liens created pursuant to, the Credit Agreement or any other Third-Party Loan of the Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Acquired Membership Interests as of Closing; and

(iii) any restrictions on sales of securities under applicable securities Laws.

(mmm) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

(nnn) “Phase I Activities” means a desktop review of the records maintained by Governmental Authorities and to the extent Seller or the Company is able to secure availability without cost or violating any contractual obligation, site visits to perform a visual inspection of onshore properties and interviews of personnel, but does not include any sampling, testing or similar invasive activities.

(ooo) “Pre-Effective Date Period” means any Tax period ending on or before the Tax Effective Date.

(ppp) “Release” means any releasing, spilling, emitting, leaking, pumping, pouring, emptying, escaping, dumping, depositing, disposing, discharging, dispersing, leaching or migrating of Hazardous Materials into the environment.

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(qqq) “Remediate,” “Remediation” or “Remedial” means any action required by or reasonably necessary to comply with any applicable Environmental Law to investigate, clean-up, remedy, cure, remove, remediate, restore, reclaim, abate, monitor, or conduct corrective action, closure or post-closure obligations with respect to any event, condition, circumstance, environmental pollution, contamination or degradation, including any permitting or reporting or necessary facility repair or modification (including the installation and operation of any reasonably required pollution control equipment).

(rrr) “Retained Employee-Related Liabilities” means all liabilities that are attributable to, associated with or related to, or that arise out of or in connection with (i) any Benefit Plan or other employee benefit or compensation plan, program or arrangement sponsored, maintained or contributed to by Seller or any of its ERISA Affiliates or to which Seller or any of its ERISA Affiliates was obligated to contribute to at any time on or prior to the Closing, including all Controlled Group Liabilities, and (ii) the employment or engagement by Seller or any of its Affiliates of any individual, including liabilities arising at any time with respect to any act or omission or other practice arising from or relating to an employment or independent contractor relationship or the termination thereof.

(sss) “Seismic Data” means all geological or geophysical or other seismic or related technical data, information, records or interpretations relating to the Company Assets.

(ttt) “Seller Tax” means (i) Income Taxes imposed by any applicable Law on Seller, any of its direct or indirect owners or any of its Affiliates (other than the Company), (ii) Taxes of any Consolidated Group (or any member thereof) of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of Treasury Regulation Section 1.1502-6(a) or any analogous or similar foreign, state or local Law (other than such a group of which only the Company has been a member), (iii) Taxes imposed on the Company or for which the Company may otherwise be liable (A) for any Pre-Effective Date Period and the portion of any Straddle Period ending on and including the Tax Effective Date (determined in accordance with Section 9.3), (B) in respect of any Excluded Assets, or (C) resulting from the transactions contemplated by this Agreement (for the avoidance of doubt, including but not limited to, the transactions contemplated in Sections 1.3 and 5.6), (iv) Taxes for which Seller is responsible pursuant to Section 9.5, and (v) to the extent not otherwise addressed in clauses (i) through (iv), Taxes of any other Person for which the Company is or has been liable as a transferee or successor, by contract or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Tax Effective Date; provided that no such Tax will constitute a Seller Tax to the extent such Tax was included as a Current Liability in the final determination of Effective Time Net Working Capital or taken into account as an adjustment to the Purchase Price under Section 2.3(g).

(uuu) “Seller’s Knowledge” means with respect to the Company, the Company Assets and the ownership or operation thereof, the actual knowledge (after due inquiry) of the following Persons: Robert Tichio and John Jessup.

(vvv) “Straddle Period” means any Tax period that begins on or before the Tax Effective Date and ends after the Tax Effective Date.

(www) “Suspended Funds” means funds which the Company is holding which are owing to third party owners of royalty, overriding royalty, working or other interests in respect of past production of oil, gas or other Hydrocarbons attributable or allocated to the Company Assets of the Company, including those set forth on the schedule delivered to Purchaser in accordance with Section 5.14.

(xxx) “Tax” means (i) any tax, assessment, unclaimed property or escheat obligation, fee or other governmental charge imposed by any Governmental Authority, including any foreign, federal, state or local income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, pipeline transportation tax, freehold mineral tax, value added tax, withholding tax,

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gross receipts tax, windfall profits tax, environmental tax (including taxes under Section 59A of the Code), profits tax, severance tax, personal property tax, real property tax, sales tax, license tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, social security (or similar) tax, unemployment tax, disability tax, alternative or add-on minimum tax, estimated tax or other tax of any kind whatsoever, including any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in this clause (i) or any Tax Return, (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of a Consolidated Group for any period and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of the operation of Law or any express or implied obligation to indemnify any other Person, and whether any item described in clauses (i), (ii) or (iii) is disputed or not.

(yyy) “Tax Effective Date” means, with respect to Asset Taxes, the day immediately prior to the date on which the Effective Time occurs, and with respect to Taxes other than Asset Taxes, the Closing Date.

(zzz) “Tax Partnership” means each of the (i) Main Pass 270 Tax Partnership Agreement dated March 1, 2015 and relating to the Offshore Operating Agreement dated March 1, 2015 by and among Castex Offshore, Inc. (as Operator) and Petsec Energy Corp, Walter Oil & Gas Corporation and GOME 1271 LLC; and (ii) South Timbalier 320 Tax Partnership Agreement dated September 15, 2017 and relating to the Offshore Operating Agreement dated September 15, 2017 by and among Walter Oil & Gas Corporation (as Operator) and W&T Energy VI, LLC et al.

(aaaa) “Tax Partnership Interests” means the Company’s interest in the Tax Partnerships.

(bbbb) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

(cccc) “Third-Party Loans” means all Loans owing by the Company to Persons other than Seller or its Affiliates.

(dddd) “Title Benefit” means any right, circumstance or condition that operates to increase the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to an amount above the Net Revenue Interest set forth on the Lease Annex with respect to such Company Lease or Company Unit or the Well Annex with respect to such Company Well, without causing a greater than proportionate increase in the Company’s Working Interest in such Company Lease, Company Unit or Company Well.

(eeee) “Title Defect” means any Lien, defect or other matter, which causes the Company not to have Defensible Title in and to the applicable Company Property; provided, however, that only in the circumstances where multiple Title Defect Properties are affected by the same condition that gives rise to the Title Defect, and such condition derives from a single instrument in respect of all such Title Defect Properties, each such Title Defect will be addressed as a single condition with respect to the Title Defect Properties affected thereby and such Title Defects will be aggregated on a per condition basis across different Company Leases, Company Units or Company Wells to the extent affected by such condition for purposes of determining whether such Title Defect meets the Title Threshold; provided, further, that the following shall not constitute Title Defects: (i) defects arising from failure to have surface or platform access or any rights-of-way; (ii) defects based on the failure to record Company Leases issued by any Governmental Authority, or any assignments of record title or operating rights in such Company Leases, in the real property, conveyance or other records of the county/parish in which such Company Lease is located or adjacent (provided that such Company Leases or assignments have been appropriately filed of record with the applicable Governmental Authority); (iii) defects arising from prior oil and gas leases relating to the Company Leases that are

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not surrendered of record, unless Purchaser provides affirmative evidence that any such prior lease is still valid; (iv) defects arising solely out of a lack of survey, overlapping survey, or lack of metes and bounds descriptions, unless required by applicable Law; (v) Permitted Encumbrances; and (vi) defects that affect only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Company Lease or the proper payment thereof.

(ffff) “Title Notice” means a written notice with respect to any Title Defect or Title Benefit, as applicable, that includes (i) a description and explanation of the Title Defect or Title Benefit, as applicable, and the Company Lease, Company Unit or Company Well affected thereby, (ii) such supporting documents in the possession of the Party claiming the Title Defect or Title Benefit (or references thereto, in the case of documents (A) in the Company’s possession so long as such documents are made available to Purchaser or (B) filed of record) which are used by such Party to identify the existence of any such Title Defect or Title Benefit, as applicable, and (iii) the Allocated Value of the Company Lease, Company Unit or Company Well affected by such Title Defect or Title Benefit, as applicable, and Purchaser’s or Seller’s, as applicable, estimate of, with respect to any Title Defect, the Title Defect Amount, and with respect to any Title Benefit, the Title Benefit Amount, and the computations upon which Purchaser’s or Seller’s, as applicable, belief is based.

(gggg) “Transaction Costs” means all (i) fees, costs and expenses of any brokers, financial advisors, consultants, accountants, attorneys or other professionals incurred by the Company in connection with any efforts to sell the Acquired Membership Interests, including the preparation, marketing, auction, structuring, negotiation or consummation of the transactions contemplated by this Agreement and (ii) fees, costs and expenses incurred by the Company in connection with the dispute, cure or attempted cure of any Title Defect or Environmental Defect with respect to any Company Assets.

(hhhh) “Treasury Regulations” means the final or temporary regulations promulgated by the U.S. Department of the Treasury under the Code.

(iiii) “Well Annex” means Annex 1, Part B.

(jjjj) “Willful Breach” means, with respect to any Party, such Party willfully and intentionally breaching (by refusing to perform or taking an action prohibited) any covenant applicable to such Party, which breach of such covenant is material with respect to the transactions contemplated by this Agreement.

(kkkk) “Working Interest” means the percentage of costs and expenses associated with the exploration, drilling, development, operation and abandonment of any Company Well, Company Lease or Company Unit required to be borne with respect thereto.

Section 1.3 Excluded Assets. Seller shall cause the Company to execute and deliver to Seller or its designee, as assignee, an Excluded Assets Assignment at any time prior to Closing causing the Company to assign the Excluded Assets to Seller or its designee effective as of immediately prior to the Closing.

ARTICLE 2

PURCHASE PRICE

Section 2.1 Purchase Price.

(a) Purchase Price. The purchase price for the Acquired Membership Interests shall be equal to $73,818,181.82 (the “Unadjusted Purchase Price”), consisting of (i) $42,000,000 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 1,400,000 shares of common stock of Purchaser Parent (the “Purchaser Parent Shares”). For purposes of clause (a)(i) above only, the Cash

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Purchase Price shall be adjusted as provided in Section 2.3 (as so adjusted plus the value of the Purchaser Parent Shares in clause (a)(ii) above, the “Purchase Price”). Notwithstanding anything contained in this Agreement to the contrary, any adjustments to the Purchase Price pursuant to this Agreement shall be made to or from the Cash Purchase Price only.

(b) Adjustment of Shares. In the event, between the Execution Date and the Closing Date, Purchaser Parent shall subdivide its issued and outstanding common stock into a greater number of shares (by way of a stock dividend, stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately increased, and, in the event the issued and outstanding common stock of Purchaser Parent shall be combined into a smaller number of shares (by way of reverse stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately decreased; provided that, for purposes of clarity, no adjustment shall be made with regard to the number of Purchaser Parent Shares pursuant to this Section 2.1(b) in connection with (i) Purchaser Parent’s issuance of additional shares of its common stock and receipt of consideration for such shares in a bona fide third party transaction, or (ii) Purchaser Parent’s issuance of employee or director stock options, restricted stock awards, performance share units, grants or similar equity awards or Purchaser Parent’s issuance of its common stock upon exercise or vesting of any such options, grants or awards.

(c) Deposit. Contemporaneously with the execution of this Agreement, Purchaser shall deposit by wire transfer in same day funds with the Escrow Agent an amount equal to five percent (5%) of the Unadjusted Purchase Price (such amount, including any interest earned thereon, the “Deposit”). The Deposit shall be held by the Escrow Agent pursuant to the terms of this Agreement and the Escrow Agreement. If the Closing occurs, the Deposit shall be applied toward the adjusted Cash Purchase Price at the Closing. Otherwise the Deposit shall be handled in accordance with Section 10.2 and the terms of the Escrow Agreement.

Section 2.2 Allocated Values; Income Tax Treatment of Purchase Price.

(a) Allocated Values. The Parties agree that the Purchase Price shall be allocated among the Company Leases, Company Units and Company Wells as set forth in the Lease Annex (with respect to the Company Leases and Company Units) and the Well Annex (with respect to the Company Wells). “Allocated Value” means, with respect to each Company Lease, Company Unit or Company Well, the amount of the Unadjusted Purchase Price allocated to that Company Lease or Company Unit as set forth on the Lease Annex under the column “Allocated Value” or to that Company Well as set forth on the Well Annex under the column “Allocated Value.” Subject to Section 2.2(b), the Parties shall not take any position inconsistent therewith with any tax authority or in notices to Preferential Purchase Right holders.

(b) Income Tax Treatment of Purchase Price.

(i) In reliance upon the representations and warranties of Seller in Section 3.7(o), the Parties intend to treat the transactions contemplated by this Agreement as a purchase of all of the assets of the Company (and purchase of the Tax Partnership Interests) for U.S. federal (and applicable state and local) income tax purposes (the “Intended Tax Treatment”).

(ii) Seller shall prepare and deliver to Purchaser within ninety (90) days after the Determination Date, a draft allocation of the Purchase Price and any other amounts constituting consideration for U.S. federal income Tax purposes (in each case, as adjusted to reflect any subsequent adjustment thereto under this Agreement) among the Company Assets (and Tax Partnership Interests) in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder and, to the extent allowed under applicable U.S. federal income tax Law, in a manner consistent with the Allocated Values (the “Proposed Allocation”). The Proposed Allocation shall be deemed to be accepted and agreed by, and shall be conclusive and binding on, the Parties except to the extent Purchaser shall

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have delivered its objections to such Proposed Allocation to Seller no later than thirty (30) days after Purchaser’s receipt thereof (the “Allocation Objection Notice”).

(iii) If Seller receives an Allocation Objection Notice, then Purchaser and Seller shall cooperate in good faith to reach a mutually agreeable allocation, and if Purchaser and Seller do not reach a mutually agreeable allocation with respect to the Proposed Allocation within thirty (30) days of Seller’s receipt of the Allocation Objection Notice (or such other time period mutually agreed upon by Purchaser and Seller), Purchaser and Seller shall submit the Proposed Allocation updated to include any items upon which Purchaser and Seller agree and a description of any disputed items as to such Proposed Allocation to the Houston, Texas office of KPMG LLP (the “Accounting Arbitrator”). In such case, Purchaser and Seller shall instruct the Accounting Arbitrator to, within thirty (30) days of its engagement by Purchaser and Seller (or such other time period mutually agreed upon by Purchaser and Seller), make a determination as to the submitted disputed items and to provide written notice of its determination to Purchaser and Seller and a revised Proposed Allocation updated to reflect such determinations, which revised Proposed Allocation shall be deemed agreed by, and be conclusive and binding on, the Parties. All fees and expenses charged by the Accounting Arbitrator pursuant to this Section 2.2(b) will be allocated evenly between Purchaser and Seller.

(iv) The allocation mutually agreed by the Parties or deemed agreed by the Parties, in each case, pursuant to this Section 2.2(b) shall be the “Final Allocation”. The Parties shall use commercially reasonable efforts to update the Final Allocation in a manner consistent with Section 1060 of the Code following any adjustment to the Purchase Price pursuant to this Agreement.

(v) The Parties shall, and shall cause their Affiliates to: (A) report consistently with the Intended Tax Treatment and the Final Allocation in all Tax Returns relating to Income Taxes (including Internal Revenue Service Form 8594); (B) not take any position for U.S. federal (or applicable state or local) income Tax purposes that is inconsistent with the Intended Tax Treatment or the Final Allocation on any Tax Return or in any Proceeding before any taxing authority; and (C) promptly advise the other Party regarding the existence of any audit, litigation or other Proceeding related to the Intended Tax Treatment or the Final Allocation; provided, however, that nothing contained herein shall prevent Purchaser or Seller from settling any proposed deficiency or adjustment by any taxing authority relating to the Final Allocation after a commercially reasonable effort to cooperate with the other Party or Parties and defend such Final Allocation, and neither Purchaser nor Seller shall be required to litigate any proposed adjustment by any taxing authority challenging such Final Allocation.

Section 2.3 Adjustments to Cash Purchase Price. The Cash Purchase Price shall be adjusted as of the Closing pursuant to Section 2.4(a) and, after the Closing, pursuant to Section 2.4(b), but only with respect to matters identified in the Closing Settlement Statement, the Post-Closing Statement or an Adjustment Notice in accordance with the following, without duplication:

(a) decreased or increased by the amount by which the Effective Time Net Working Capital is less than or greater than Zero Dollars ($0.00), as applicable;

(b) (i) decreased by the amount of cash or cash equivalents of the Company distributed from and after the Effective Time until the Closing to Seller or any of its Affiliates (other than the Company), and (ii) increased by the amount of any cash or cash equivalents contributed to the Company from and after the Effective Time until the Closing by Seller or any of its Affiliates (other than the Company);

(c) decreased by the amount of any Transaction Costs to the extent not reflected in the Effective Time Net Working Capital;

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(d) (i) increased by any amounts paid by Seller, Castex or any of their Affiliates (other than the Company) on behalf of, or to, the Company (other than payments to Seller or any of its Affiliates (other than the Company)) from and after the Effective Time to the extent not offsetting any Current Assets of the Company included in the calculation of Effective Time Net Working Capital, as applicable (but excluding any amounts funded by Seller or any of its Affiliates (other than the Company) on behalf of the Company to pay or cause to be paid the Company’s outstanding Third-Party Loans (other than any bonds, letters of credit, cash collateral, guarantees or other forms of support that are not canceled, terminated or released upon or prior to Closing) or any amount related to the Excluded Assets, to the extent not offsetting any Current Liabilities of the Company), and (ii) decreased by any amounts or other assets paid or distributed by the Company on behalf of, or to, Seller, Castex, or any of their Affiliates (other than the Company) from and after the Effective Time and prior to and including the Closing Date to the extent not offsetting any Current Liabilities of the Company;

(e) (i) increased by the aggregate amount drawn down by the Company under the Credit Agreement between the Effective Time and Closing (if any), and (ii) decreased by the aggregate amount repaid by the Company under the Credit Agreement between the Effective Time and Closing (if any) to the extent not offsetting any Current Liabilities of the Company included in the Effective Time Net Working Capital;

(f) (i) increased by any proceeds attributable to the Company Derivatives that accrue between the Effective Time and Closing (if any), (ii) decreased by any losses, liabilities or Damages attributable to the Company Derivatives that accrue between the Effective Time and Closing (if any), (iii) without duplication of clause (i), increased by any settlement proceeds attributable to the Company Derivatives accruing or made between the Effective Time and Closing (if any), and (iv) without duplication of clause (ii), decreased by any settlement payments attributable to the Company Derivatives accruing or made between the Effective Time and Closing (if any);

(g) decreased by any amount that would constitute Seller Taxes but for this Section 2.3(g) that is (i) not paid as of the Effective Time and not included in the calculation of Effective Time Net Working Capital, and (ii) paid or economically borne by the Purchaser or its Affiliates or the Company after the Effective Time prior to the Closing Date;

(h) to the extent not included in the Effective Time Net Working Capital, increased by an amount equal to the value of all Hydrocarbons attributable to the Company Assets in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) in each case that are, as of the Effective Time, (i) upstream of the pipeline connection or above the relevant outlet flange or (ii) upstream of the sales meter, if any, the value of such Hydrocarbons to be based upon the contract price in effect as of the Effective Time (or the price paid to the Company in connection with the sale of such Hydrocarbons, if there is no contract price, in effect as of the Effective Time), less Burdens and transportation, marketing and other post-production expenses charged by third parties (other than Taxes) on such production, in each case without duplication of any other amounts included in the calculation of Effective Time Net Working Capital;

(i) (i) to the extent not included in the Effective Time Net Working Capital, increased or decreased, as applicable, by the net value of any Imbalances (assuming a price of (A) $2.35/MMBtu for gaseous Hydrocarbons and (B) $55/Bbl for liquid Hydrocarbons) owed by or to the Company as of the Effective Time and (ii) decreased by the amount of any Damages attributable to any payment between the Effective Time and Closing of Imbalances for the pre-Effective Time period to the extent attributable to the Company Business or the Company Assets and paid or otherwise economically borne by the Company, in each case, to the extent not offsetting any Current Liabilities of the Company included in the Effective Time Net Working Capital;

(j) if applicable, decreased by the amount of any settlement payment in connection with any claim or Proceeding payable by the Company remaining unpaid as of the Closing Date, to the extent

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not offsetting any Current Liabilities of the Company included in the Effective Time Net Working Capital;

(k) (i) decreased by the Allocated Value of any Company Assets excluded from the transactions contemplated hereby pursuant to Section 5.11, Section 6.4(b) or Section 6.6(c) and (ii) increased, without duplication, by the value of any downward purchase price adjustments set forth herein that were attributable to the assets described in the foregoing clause (i);

(l) decreased or increased, as applicable, by the amounts set forth in Article 6 as adjustments to the Cash Purchase Price;

(m) decreased by Seller’s share of the costs of obtaining the R&W Policy described in Section 5.19(b) that are paid by Purchaser;

(n) increased by the amount of any collateral posted, premiums or similar payments paid by Seller or Castex or either of their Affiliates (other than the Company) after the Effective Time until Closing, (i) in the ordinary course of business consistent with past practices or (ii) if not so, at Purchaser’s request or with Purchaser’s prior written approval, with respect to any bonds, letters of credit, cash collateral, guarantees or other forms of support that is not canceled, terminated or released upon or prior to Closing; and

(o) decreased or increased, as applicable, by any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser, to the extent not offsetting any Current Assets or Current Liabilities of the Company, as applicable, included in the Effective Time Net Working Capital;

provided that, in calculating the adjustment to the Unadjusted Purchase Price pursuant to this Section 2.3, no adjustment may be accounted for in more than one of the paragraphs above.

Section 2.4 Closing Cash Payment and Post-Closing Purchase Price Adjustments.

(a) Not later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a settlement statement (the “Closing Settlement Statement”) calculating the amount equal to the Cash Purchase Price as adjusted to give effect to Seller’s good faith estimate of the adjustments provided for in Section 2.3 based upon the best information available to Seller (or, if then determinable, the final amounts thereof), together with reasonable documentation in support of such calculation. Purchaser shall have three (3) Business Days to review the settlement statement and submit a written report containing any changes Purchaser proposes to be made to the settlement statement. Seller and Purchaser shall agree on a final settlement statement prior to Closing; provided, however, if Seller and Purchaser are unable to agree, then, subject to Section 2.4(b), Seller’s good faith determination shall be used for purposes of the Closing Cash Payment to be made at the Closing. The calculation delivered by Seller in accordance with this Section 2.4(a), as adjusted in accordance with the immediately preceding sentence, if applicable, less the Deposit, less (if applicable) the Disputed Amount paid into the Defect and Indemnity Escrow Account at Closing, shall constitute the dollar amount to be paid by Purchaser to Seller at the Closing (the “Closing Cash Payment”).

(b) No later than the later of (i) one hundred twenty (120) days following the Closing Date or (ii) the resolution of all Disputed Matters pursuant to Section 6.7 and Exhibit D, Seller shall prepare and deliver to Purchaser a draft statement (the “Post-Closing Statement”) setting forth the final calculation of the Cash Purchase Price taking into account any adjustments pursuant to Section 2.3 (including the calculation of each adjustment pursuant to each paragraph of Section 2.3), together with reasonable documentation in support of such calculation. As soon as reasonably practicable but not later than the thirtieth (30th) day following receipt of Seller’s statement hereunder, Purchaser shall deliver to Seller a written report (an “Adjustment Notice”) containing any changes Purchaser proposes

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be made in such statement. The Parties shall undertake to agree on the final Cash Purchase Price no later than thirty (30) days after delivery of the Adjustment Notice. If the final Cash Purchase Price is:

(i) mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, the final Cash Purchase Price shall be conclusive and binding on the Parties.

(ii) not mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, then Seller or Purchaser may require for Houston, Texas office of KPMG (the “Dispute Auditor”) to resolve any disagreements. Should KPMG fail or refuse to agree to serve as Dispute Auditor within ten (10) days after written request from any Party to serve, and the Parties fail to agree in writing on a replacement Dispute Auditor within five (5) days after the end of that ten (10) day period, or should no replacement Dispute Auditor agree to serve within fifteen (15) days after the original written request pursuant to this sentence, the Dispute Auditor shall be appointed by the Houston, Texas office of the American Arbitration Association. In connection with the engagement of the Dispute Auditor, each of Seller and Purchaser shall execute such engagement, indemnity and other agreements as the Dispute Auditor shall require as a condition to such engagement. The Dispute Auditor shall determine as promptly as practicable, but in any event within thirty (30) days after the selection of the Dispute Auditor, based solely on written submissions provided by Purchaser and Seller to the Dispute Auditor (and without independent investigation on the part of the Dispute Auditor) within ten (10) days following the Dispute Auditor’s selection, whether and to what extent (if any) Seller’s statement requires adjustment. In resolving any disputed item, the Dispute Auditor shall act as an expert and not an arbitrator, and shall resolve only the items set forth in the Adjustment Notice that are still in dispute and may not assign a value to any item greater than the highest value for such item claimed by either Seller or Purchaser or less than the lowest value for such item claimed by either Seller or Purchaser. The costs of the Dispute Auditor shall be borne evenly between Seller and Purchaser. The determination of the Dispute Auditor shall be final, conclusive and binding on Purchaser and Seller. The date on which the final Cash Purchase Price is finally determined in accordance with this Section 2.4(b) is referred to as the “Determination Date.”

Any difference in the Closing Cash Payment and the final Cash Purchase Price shall be paid by the owing Party to the owed Party within fifteen (15) Business Days of the Determination Date. Any post-Closing payment pursuant to this Section 2.4 shall bear interest from the Closing Date to the date of payment at the Agreed Rate.

(c) Purchaser shall assist Seller in preparation of the Post-Closing Statement of the Cash Purchase Price under Section 2.4(b) by furnishing invoices, receipts, reasonable access to personnel and such other assistance as may be requested by Seller to facilitate such process post-Closing.

(d) All payments made or to be made under this Section 2.4 by either Seller or Purchaser shall be made by electronic transfer of immediately available funds to the bank(s) and account(s) specified by the receiving Party in writing.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to the provisions of this Article 3, and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser and Purchaser Parent as of the Execution Date and the Closing Date in each case as follows:

Section 3.1 Seller.

(a) Existence and Qualification. Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

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(b) Power. Seller has the limited liability company power to enter into and perform this Agreement (and all documents required to be executed and delivered by Seller at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

(c) Authorization and Enforceability. Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required to be executed and delivered by Seller at Closing shall be duly executed and delivered by Seller), and this Agreement constitutes, and at the Closing such documents shall constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Conflicts. Assuming the receipt of all applicable Consents (other than any Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with applicable Antitrust Laws, Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the Organizational Documents of Seller, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or other contracts to which Seller is a party or by which any of Seller’s assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to Seller or (iv) violate any Laws applicable to Seller.

(e) Investment. Seller is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Seller is familiar with investments of the nature of the Purchaser Parent Shares, understands that this investment involves substantial risks, has adequately investigated Purchaser Parent and the Purchaser Parent Shares, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Purchaser Parent Shares, and is able to bear the economic risks of such investment. Seller has had the opportunity to visit with Purchaser Parent and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Purchaser Parent, has received all materials, documents and other information that Seller deems necessary or advisable to evaluate the Purchaser Parent Shares, and has made its own independent examination, investigation, analysis and evaluation of the Purchaser Parent Shares, including its own estimate of the value of the Purchaser Parent Shares. Seller has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Purchaser Parent) as Seller deems adequate. Seller is acquiring the Purchaser Parent Shares for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Purchaser Parent Shares in violation of federal or state securities Laws.

Section 3.2 The Company.

(a) Existence and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company is duly qualified to do business as a foreign limited liability company in each jurisdiction where its Company Business requires such qualification.

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(b) No Conflicts. Assuming the receipt of all applicable Consents (other than Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with the HSR Act, the consummation by the Company of the transactions contemplated by this Agreement shall not (i) violate any provision of the Organizational Documents of the Company, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or Company Contracts to which the Company is a party or by which any of the Company Assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to the Company as a party in interest, or (iv) violate any Laws applicable to the Company.

(c) Organizational Documents. Seller has delivered to Purchaser true and complete copies of the Organizational Documents, each as amended to date, of the Company and has made available to Purchaser for inspection the ownership interest certificates, if any, and the minute books, of the Company.

(d) Title to Acquired Membership Interests. Seller owns one hundred percent (100%) of the issued and outstanding equity interests of the Company, and is the direct record and beneficial owner of the Acquired Membership Interests, in each case, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the Company’s Organizational Documents. Other than this Agreement and the Organizational Documents of the Company, the Acquired Membership Interests are not subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Acquired Membership Interests.

(e) The Acquired Membership Interests. The Acquired Membership Interests are duly authorized, validly issued and outstanding, fully paid, non-assessable and have not been issued in violation of any preemptive rights, subscription right or any similar right under any provision of local or state Law applicable to such interests, the Company’s Organizational Documents, or any contract to which the Company or any of its Affiliates is a party or to which it or any of the Company Assets is otherwise bound. Except for the Acquired Membership Interests, there are no outstanding membership interests or other equity interests in the Company, or any contractual arrangements giving any other Person a right to receive any benefits or rights similar to the rights enjoyed by or accruing to the holders of any Acquired Membership Interests that will be binding on the Company after Closing. Other than pursuant to this Agreement, there are no outstanding warrants, options, rights, convertible or exchangeable securities, contractual arrangements or other commitments pursuant to which Seller or the Company is or may become obligated to issue or sell any membership interests or other equity interests in the Company, or for the repurchase or redemption of the Acquired Membership Interests, or any contractual arrangements or other commitments of any kind which may obligate Seller or the Company to issue, purchase, register for sale, redeem or otherwise acquire any membership interests or other equity interests in the Company. Immediately after the Closing, Purchaser will be the direct record and beneficial owner of the Acquired Membership Interests, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the Company’s Organizational Documents.

Section 3.3 Subsidiaries. Except as set forth on Schedule 3.3, the Company does not own and has not owned, directly or indirectly, any membership interests, partnership interests, stock or other equity interests in any Person. The Company is not engaged in and has not engaged in any business other than the Company Business.

Section 3.4 Financial Statements. Seller has delivered the Financial Statements to Purchaser, and such Financial Statements present fairly in all material respects in accordance with the Accounting

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Principles, applied consistently during the periods involved, the consolidated financial position of Seller, together with its consolidated subsidiaries (including the Company) as of the respective dates thereof and the combined results of operations, cash flows and members’ equity of Seller, together with its consolidated subsidiaries for the periods covered thereby, subject, in the case of any interim Financial Statements, to normal year-end adjustments and accruals and the absence of notes required under the Accounting Principles, none of which are reasonably expected to be material in nature or amount. Seller maintains a standard system of accounting established and administered in accordance with the Accounting Principles. The Financial Statements for Seller contain accurate accrual information of Seller’s and the Company’s asset retirement obligations in accordance with the Accounting Principles and the applicable standards of BSEE.

Section 3.5 Labor and Employee Benefits Matters.

(a) The Company (i) does not have, and has never had, any employees, (ii) does not engage, and has never engaged, any individual (or entity wholly owned by an individual) as a consultant or independent contractor and (iii) does not maintain, sponsor or contribute to, has not maintained, sponsored or contributed to, does not have, and has not had, any liability or potential liability with respect to, any Benefit Plan. Each individual who has provided services to the Company or with respect to any of the Company Assets has been paid in full, and as of Closing will have been paid in full, for such services.

(b) Neither Seller, the Company nor any of their respective Affiliates nor any of the Company Assets is a party or subject to, or bound by, a collective bargaining agreement or any other contract, agreement or understanding with a labor union or representative of employees or individuals who provide services to it. There is no employment- or labor-related claim or Proceeding pending or, to Seller’s Knowledge, threatened against the Company or with respect to any of the Company Assets. There are no, and there have never been any, strikes, lockouts or work stoppages existing or, to Seller’s Knowledge, threatened, with respect to the Company or the Company Assets. Seller, the Company, and each of their respective Affiliates are, and have since at least January 1, 2016 been, in compliance in all material respects with all Laws with respect to labor and employment (including all such Laws regarding wages and hours, classification of employees and contractors, anti-discrimination, anti-retaliation, recordkeeping, employee leave, Tax withholding and reporting, immigration and safety).

(c) The execution and delivery of this Agreement or any Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not (either alone or in connection with any other event): (i) entitle any current or former individual employee, contractor, manager or officer of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; or (iv) result in payments of money or property, acceleration of benefits or provisions of other rights that have or will be made that, in the aggregate, would be reasonably likely to result in imposition of the sanctions imposed under Sections 280G and 4999 of the Code (determined without regard to the exception contained in Section 280G(b)(4) of the Code).

(d) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability of Seller or any of its ERISA Affiliates that would be, or could become, a liability following the Closing Date of Purchaser or any of its Affiliates.

Section 3.6 Litigation. Except as disclosed in Schedule 3.6, there are no actions, suits, arbitrations, charges, claims, labor grievances, pending settlements, orders or other proceedings (collectively, “Proceedings”) pending by or before any Governmental Authority, or which are, to Seller’s Knowledge, threatened by or before any Governmental Authority, in each case, (a) with respect to the Company, (b) with respect to any Company Assets or Acquired Membership Interests, or (c) which are reasonably likely to impair or delay Seller’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

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Section 3.7 Taxes. Except as would not be material or, if material, as disclosed in Schedule 3.7:

(a) The aggregate amount of the unpaid Tax liabilities of the Company for all Tax periods ending on or before the date of the most recent Financial Statements are reflected on the Financial Statements as of the dates thereof (excluding any reserves for deferred Taxes). The aggregate amount of the unpaid Tax liabilities of the Company for all Tax periods (or portions thereof) prior to and including the Closing Date will not exceed the aggregate amount of the unpaid Tax liabilities of the Company as reflected on the Financial Statements as of the date of the most recent Financial Statements (excluding any reserves for deferred Taxes), as adjusted for the operations and transactions in the ordinary course of business of the Company for the period from the date of the most recent Financial Statements to and including the Closing Date consistent with the past custom and practice of the Company;

(b) All material Tax Returns required to be filed by the Company or which relate to Taxes for which the Company could be responsible have been duly and timely filed, and each such Tax Return is true, correct and complete in all material respects;

(c) All material Taxes owed by the Company or for which the Company may be liable which are or become due have been timely paid in full;

(d) Other than routine Proceedings solely in respect of Seller Taxes for which no assessment, deficiency or adjustment has been asserted, no Proceeding with respect to any Taxes or Tax Returns of or with respect to the Company has been commenced or is presently pending, and there is no material claim against the Company for any Taxes;

(e) No assessment, deficiency, or adjustment has been asserted, proposed, or, to Seller’s Knowledge, threatened with respect to any material Taxes or Tax Returns of or with respect to the Company.

(f) The Company Assets are not subject to any Tax partnership agreement and are not otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code;

(g) Any entity in which the Company holds equity interests that is treated as a partnership for U.S. federal income tax purposes (including the Tax Partnerships) has a valid election under Section 754 of the Code in effect for any taxable year of such entity that includes the Closing Date;

(h) There are no material Liens on any of the Company Assets attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable;

(i) There is not in force any extension of time with respect to the due date for the filing of any material Tax Return of or with respect to the Company or any waiver or agreement for any extension of time for the assessment or payment of any material Tax of the Company;

(j) All material Tax withholding and deposit requirements imposed on or with respect to the Company have been satisfied in full in all respects;

(k) No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to material taxation in that jurisdiction;

(l) The Company is not a party to or bound by any material Tax allocation, Tax sharing or indemnification agreement (excluding, for the avoidance of doubt, any commercial agreements or contracts that are not primarily related to Taxes);

(m) The Company is not and has not been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2);

(n) The Company (i) has not been a member of an affiliated, consolidated, combined or unitary group filing a consolidated federal income Tax Return and (ii) does not have any material

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liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), or as a transferee or successor, or by contract or otherwise; and

(o) For U.S. federal (and applicable state and local) income Tax purposes, each of Seller and the Company is, and has been since its date of formation, classified as an entity disregarded as separate from its regarded tax owner. For U.S. federal (and applicable state and local) income Tax purposes, each Tax Partnership is, and has been since its date of formation, classified as a partnership.

(p) The representations and warranties set forth in Section 3.7(a) through (n) and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations (other than Section 3.7(o)) shall apply to the Tax Partnerships as if each Tax Partnership were a Company; provided that such representations and warranties shall be qualified by Material Adverse Effect.

This Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, shall constitute Seller’s sole and exclusive representations and warranties regarding Taxes, Tax Laws and all other Tax matters.

Section 3.8 Environmental Matters. Except as disclosed in Schedule 3.8 and, with respect to the matters in clauses (a) through (e) only of this Section 3.8, except as would not, individually or in the aggregate, result in the Company or, after the Closing, Purchaser incurring material Damages under Environmental Law:

(a) the Company and its ownership and the operation of the Company Assets are, and, during the relevant time periods specified pursuant to all applicable statute of limitations, have been in compliance with all applicable Environmental Laws;

(b) (i) neither Seller nor the Company is in violation of any Permits held by it with respect to any Company Asset that are required under applicable Environmental Laws and Seller and the Company (or Seller, its Affiliates or Castex, on behalf of the Company) possesses such Permits as is necessary to own the Company Assets as such are currently owned, (ii) to Seller’s Knowledge, the third party operators of the Company Assets have obtained all material Permits required for the operation of the Company Assets as currently operated pursuant to applicable Environmental Law and all such Permits are in effect, and (iii) there is no actual or alleged Proceeding which has been served on the Company or Seller or, to Seller’s Knowledge, such third party operator to revoke, modify or terminate any of such Permits;

(c) there has been no Release or threatened Release of Hazardous Materials on, under or from the Company Assets, or on, under or from any property offsite the Company Assets where any Person transported or disposed, or arranged to transport or dispose Hazardous Materials, in each case, for which Seller or the Company is or would be obligated to perform Remediation under applicable Environmental Laws on or before the Execution Date but which has not been Remediated;

(d) there are no written notices of demands, claims, actions, orders, suits or Proceedings pending, or to Seller’s Knowledge, threatened, before any Governmental Authority alleging Environmental Liabilities of the Company, violations of Environmental Laws by any Company, or asserting Remediation obligations of the Company under applicable Environmental Laws;

(e) other than in any Material Contracts and except for customary indemnities in service contracts and standard lease obligations, and except for such customary assumptions via purchase and sale agreements, assignments, bills of sale, conveyances, operating agreements, farmout or farmin agreements, participation agreements, exploration agreements and/or development agreements, the Company has not entered into any contract or other instrument, the primary purpose of which is to assume Damages for Environmental Liabilities and Specified Matters of third parties arising pursuant to Environmental Laws;

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(f) Seller has made available to Purchaser true and complete copies of all material environmental reports, audits, assessments and documentation in the possession or control of Seller or the Company which were prepared by a third Person, other than an employee of Seller or any of its Affiliates, relating to compliance with Environmental Laws or Environmental Liabilities, including Releases, threatened Releases, or Remediation of Hazardous Materials as it relates to the Company, any of its ownership or use of the Company Assets, or the Company Business; and

(g) Schedule 3.8 sets forth all INCs that Seller or the Company has received in the previous twenty-four (24)-month period, and there are no outstanding unresolved INCs issued by any Governmental Authority with respect to any Company Asset.

Purchaser acknowledges that the Company Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes or other substances or materials located in, on or under the Company Assets or associated with the Company Assets. Equipment and sites included in the Company Assets may contain asbestos, naturally occurring radioactive material (“NORM”) or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials and equipment as scale, or in other forms. The wells, materials and equipment located on the Company Assets or included in the Company Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including water, soils or sediment. Special procedures may be required for the assessment, Remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM and other Hazardous Materials from the Company Assets. This Section 3.8, together with Section 3.33(c) and Section 3.33(d), shall constitute Seller’s sole and exclusive representations and warranties regarding Environmental Laws and/or Environmental Liabilities.

Section 3.9 Compliance with Laws. Except with respect to Tax Laws, which are exclusively addressed in Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, and Environmental Laws, which are exclusively addressed in Section 3.8, except as set forth in Schedule 3.9, the Company and the Company’s ownership and use of the Company Assets, and to Seller’s Knowledge, the operation by any third party operator of the Company Assets, in each case, are in compliance, and have been in compliance for the past four (4) years (except for any non-compliances during the past four (4) years that have been fully resolved), with all applicable Laws in all material respects. During the past two (2) years, neither Seller nor the Company has received any notice from any Governmental Authority alleging that the Company is or has been in violation of any applicable Law in any material respect.

Section 3.10 Material Contracts.

(a) Schedule 3.10(a) sets forth a listing of all Material Contracts, including all amendments thereto.

(b) Except as disclosed on Schedule 3.10(b), there are no Affiliate Contracts that will be binding on Purchaser, any of the Company Assets or the Company after Closing. There are no Company Derivatives with respect to the sale of production that will be binding on Purchaser, any of the Company Assets or the Company after Closing.

(c) Neither Seller nor the Company, and to Seller’s Knowledge, no other Person that is party to a Material Contract, is in breach or default under any Material Contract, in any material respect, except as disclosed in Schedule 3.10(c). Except as disclosed on Schedule 3.10(c), all Material Contracts are in full force and effect in accordance with their terms (i) as to the Company and (ii) to Seller’s Knowledge, as to each other Person that is party to the applicable Material Contract, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No written notice has been received or delivered by Seller or the Company, alleging any material default or breach or demanding termination, price redetermination, market-out or curtailment of any Material Contract.

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Section 3.11 Consents and Preferential Purchase Rights.

(a) Except as described in Schedule 3.11(a), there are no preferential rights to purchase, rights of first refusal, rights of first offer, tag rights or other similar rights which are applicable to the transactions contemplated by this Agreement (each a “Preferential Purchase Right”).

(b) Except (i) as described in Schedule 3.11(b), (ii) for Customary Post-Closing Consents and those approvals described in Section 5.5, (iii) for Preferential Purchase Rights and (iv) as required for compliance with the Antitrust Laws, there are no restrictions on assignment or other requirements to obtain consents from third parties, including requirements for consents from third parties to any change of control of the Company, as applicable, which are applicable to the transactions contemplated by this Agreement (each a “Consent”).

Section 3.12 Liability for Brokers’ Fees. Neither Purchaser, its Affiliates nor the Company shall directly or indirectly have any Damages nor shall any of the Acquired Membership Interests or the Company Assets be burdened as a result of undertakings or agreements of Seller or the Company for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated by this Agreement.

Section 3.13 Outstanding Capital Commitments. Except as described in Schedule 3.13, as of the Execution Date, there are no outstanding authorizations for expenditure or other commitments for capital expenditures which are binding on the Company or any of the Company Assets and which pursuant to its stated terms may individually require expenditures after the Closing Date in excess of Two Hundred Thousand Dollars ($200,000) on an eight-eighths (8/8ths) basis.

Section 3.14 Absence of Certain Changes. Except as set forth in Schedule 3.14 or in the ordinary course of business, since June 30, 2019:

(a) there has not been any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) there has not been any damage to or destruction or loss of the Company Assets, whether or not covered by insurance, that individually or in the aggregate exceeds Two Hundred Thousand Dollars ($200,000);

(c) there has been no acceleration or delay in, or postponement of, the payment of any Liabilities related to the Company Business or the Company Assets that individually or in the aggregate are in excess of Two Hundred Thousand Dollars ($200,000);

(d) there has been no acceleration or delay in the collection of any payment related to the Company Business or the Company Assets that individually or in the aggregate is in excess of Two Hundred Thousand Dollars ($200,000); and

(e) there is no contract or similar agreement to do any of the foregoing.

Section 3.15 Permits. Seller (or its Affiliates) and the Company (or Castex, on behalf of the Company or on behalf of Seller) have obtained and are maintaining all material Permits that are presently necessary to carry on the Company’s business as currently conducted and the Company is in compliance with the terms of such Permits in all material respects.

Section 3.16 Assets of Company Business. (a) Except for the Excluded Assets and for the Company Assets set forth on Annex 1, Part A, Part B, Part C, Part D-1 and Part D-2, the Company does not own or otherwise have any interest in any other material oil and gas assets.

(b) To Seller’s Knowledge, the Company Personal Property is in good working order in all material respects, and in a state of repair adequate in all material respects for normal operations in accordance with standard industry practices in the areas in which they are operated.

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Section 3.17 Insurance. As of the Execution Date, the Company (or Seller and its Affiliates or Castex, on behalf of the Company) is an “insured” under the insurance policies applicable to the Company set forth on Schedule 3.17, which includes for each such policy the name of the insurer and a general description of the risks insured and related limits under each such policy. Except as set forth on Schedule 3.17, (i) there are no material outstanding claims under any such insurance, (ii) neither Seller nor the Company has received any written notice from any insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance, and (iii) all such insurance is effective and duly in force in all material respects.

Section 3.18 Absence of Undisclosed Liabilities. Other than pursuant to this Agreement, the Company is not subject to any direct or indirect material liability, indebtedness, Damage, Tax, interest, penalty, amount paid in settlement, judgment, assessment, deficiency, guaranty or endorsement of or by any Person, in the case of each of the foregoing, whether absolute or contingent, matured or unmatured, asserted or unasserted, accrued or unaccrued, due or to become due, liquidated or unliquidated, that would be required to be included in the Company’s financial statements or balance sheets under GAAP, except (a) those which are adequately reflected or reserved against in the Financial Statements as of June 30, 2019 and (b) those which have been incurred in the ordinary course of business consistent with past practice since June 30, 2019 and which are not, individually or in the aggregate, material in amount.

Section 3.19 Payout Balances and Take or Pay. A materially complete and accurate payout balance for each Company Well is set forth on Schedule 3.19, as of the respective date(s) shown thereon, in each case, in which the Company’s interest in such Company Well is subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Company Lease by its own terms). Except as is disclosed in Schedule 3.19, as of the respective dates shown thereon, neither Seller nor the Company has received any notice of deficiency payments under gas contracts for which any Person has a right to take deficiency gas from the Company Assets, nor has Seller or the Company received any payments for production which are subject to refund or recoupment out of future production.

Section 3.20 Non-Consent. Except as set forth on Schedule 3.20, as of the Execution Date, the Company has not elected not to participate in any operation or activity proposed with respect to the Company Assets which could result in any of the Company’s interest in any Company Assets becoming subject to a temporary or permanent reduction or forfeiture as a result of such election not to participate in such operation or activity, except to the extent reflected in the Net Revenue Interest and Working Interest columns set forth in the Lease Annex or Well Annex.

Section 3.21 Wells.

(a) Except as set forth on Schedule 3.21(a), (i) there is no Company Well in respect of which Seller or the Company has received any order or written notice from any Governmental Authority requiring that such Company Well be plugged and abandoned and for which such plugging and abandonment requirements have not been completed, (ii) to Seller’s Knowledge, all Company Wells have been drilled and completed within the limits permitted by all applicable Company Leases, Company Contracts and pooling or unit orders, and (iii) as of the Execution Date, no such Company Well is subject to penalties on allowables after the Effective Time because of overproduction.

(b) As of the Execution Date, except as set forth on Schedule 3.21(b), there are no Company Wells operated by the Company or, to Seller’s Knowledge, operated by third parties that are neither in use for purposes of production or injection nor suspended or temporarily abandoned in accordance with applicable Law that, in either case, have not been plugged and abandoned in accordance with applicable Law in all material respects.

(c) Except as disclosed in Schedule 3.21(c), there are not any wells or other equipment located on the Company Assets or in which the Company otherwise owns an interest that the Company

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is currently obligated by any Laws or Company Contract to currently Decommission. Schedule 3.21(c) sets forth all Decommissioning obligations and Seller’s good faith estimate of all related costs and expenses as of the Effective Time for all wells and other equipment then included in the Company Assets.

(d) With respect to each currently producing Company Well, at all times since the expiration of the primary term of the applicable Company Lease, there has been production and/or operations from such Company Well sufficient to maintain such Company Lease, in accordance with the terms and provisions of such Company Lease, beyond its primary term.

(e) Schedule 3.21(e) (i) to Seller’s Knowledge, sets forth a complete listing of the “idle iron” wells and the timing (including proposed work start date and completion date for each well) as of the Effective Time with respect to “idle iron” obligations pertaining to the Company Assets, as applicable (the “Idle Iron Report”) and (ii) reflects the most current Idle Iron Reports relating to the Company Assets as approved by BSEE.

Section 3.22 Imbalances. Except as disclosed in Schedule 3.22, as of the Effective Time, there are no Imbalances associated with the Company Assets.

Section 3.23 Royalties. With the exception of the Suspended Funds accruing between the Execution Date and Closing, except as disclosed in Schedule 3.23, all oil and gas production proceeds payable by the Company to others from the Company Wells have been disbursed in all material respects in accordance with all of the terms and conditions of the applicable Company Leases, Company Contracts and applicable Law.

Section 3.24 Leases. Except as set forth on Schedule 3.24:

(a) no material default exists in the performance of any obligation by the Company under any Company Lease including any default that would entitle the lessor to cancel or terminate any Company Lease, and to Seller’s Knowledge, no material default exists under any Company Lease by any other Person a party thereto;

(b) payments of all rentals, delay rentals, option payments, extension payments, and similar payments with respect to the Company Leases that are due from the Company have been paid;

(c) no party to any Company Lease or any successor to the interest of such party has filed or, to Seller’s Knowledge, threatened to file, any action to terminate, cancel, rescind or procure judicial reformation of any Company Lease, in any material respect; and

(d) other than with respect to any payment obligations under operating agreements, the Company does not have any express contractual drilling obligations relating to the Company Assets or the ownership or operation thereof that are not fulfilled.

Section 3.25 Non-Operation. None of the Company Assets are or have ever been operated by Seller or the Company, or any of their respective Affiliates.

Section 3.26 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Seller’s Knowledge, threatened against Seller, the Company, or any of their respective Affiliates.

(b) Seller and the Company are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

(c) As of the Execution Date, Seller believes that (i) it is receiving reasonably equivalent value for the assignment of the Acquired Membership Interests contemplated hereunder and (ii) the consideration to be paid by Purchaser for the Acquired Membership Interests hereunder is equal to or greater than the fair market value of the same under similar circumstances.

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Section 3.27 Bank Accounts. Schedule 3.27 sets forth an accurate and complete list of all deposit, demand, time, savings, passbook, security or similar accounts that the Company (or Seller and its Affiliates or Castex, solely on behalf of the Company and for which the Company is responsible) maintain with any bank or financial institution, the names and addresses of the financial institutions maintaining each such account, the purpose for which such account is established and the authorized signatories on each such account.

Section 3.28 Intellectual Property. Except as disclosed in Schedule 3.28:

(a) Seller (and its Affiliates) or the Company (or Castex, on behalf of the Company) owns or has a valid license to use, as applicable, all Intellectual Property used by the Company in the conduct of the Company Business as currently conducted;

(b) the use by the Company (and, if applicable, its Affiliates or to Seller’s Knowledge, Castex, in each case, in respect of use on behalf of the Company) of such Intellectual Property has not infringed on or otherwise violated, in any material way, the rights of any third party; and

(c) the Company has taken reasonable measures to protect the confidentiality of the trade secrets and confidential information of the Company used in the Company Business and of any third parties who have licensed trade secrets and confidential information to the Company for use in the Company Business.

Section 3.29 Casualty Losses. Except as set forth on Schedule 3.29, there have been no Casualty Losses since the Effective Time with respect to any Company Assets with Damages estimated to exceed Two Hundred Thousand Dollars ($200,000) net to the interest of the Company.

Section 3.30 Bonds; Letters of Credit and Guarantees.

(a) Schedule 3.30(a) identifies the bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Company, or any other Affiliate of the Company with respect to the Company Assets.

(b) Except as set forth on Schedule 3.30(a), Schedule 3.30(b) identifies all sinking funds, reserves, escrows, cash deposits, financial instruments, surety agreements and similar agreements, guarantees and other items of credit support that the Company is liable for or is binding on any of the Company Assets.

(c) As of the Closing, except as set forth on Schedule 3.30(a) or Schedule 3.30(b), neither Purchaser nor the Company has any obligation (whether pursuant to applicable Law or contract or otherwise) to post any surety bond, letter of credit, cash collateral, guarantee or other form of support (credit or otherwise), or contribute any money to any Sinking Fund (including those set forth on Schedule A), in each case, with respect to the Company or the Company Assets.

Section 3.31 Limitations.

(a) Except as and to the extent expressly set forth in this Article 3, in Section 6.8, or in the certificate of Seller to be delivered pursuant to Section 8.2(d), (i) Seller makes no representations or warranties, express or implied, with respect to the Company, the Company Business, the Company Assets or the transactions contemplated hereby, and (ii) Seller expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Purchaser or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Purchaser by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Seller, the Company or any of their Affiliates or related Persons).

(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN THIS ARTICLE 3, IN SECTION 6.8 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING

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PURSUANT TO SECTION 8.2(d), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE COMPANY ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE COMPANY ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE COMPANY ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS OR FUTURE REVENUES GENERATED BY THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE COMPANY ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE COMPANY ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT (SUBJECT TO SELLER’S COMPLIANCE WITH ITS OBLIGATIONS UNDER SECTION 6.1 AND SECTION 6.2) PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE AND THAT, SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 5.2(a), SECTION 6.4, SECTION 6.6 AND SECTION 11.2(b), THE COMPANY ASSETS ARE BEING INDIRECTLY TRANSFERRED TO PURCHASER “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 3 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE COMPANY ASSETS, AND SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 6.6 AND SECTION 11.2(b), PURCHASER SHALL BE DEEMED TO BE TAKING THE COMPANY ASSETS THROUGH THE ACQUISITION OF THE ACQUIRED MEMBERSHIP INTERESTS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER THE EXPRESS PROVISIONS UNDER THIS AGREEMENT, PURCHASER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS

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SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

(d) Any fact or item disclosed in any Schedule attached hereto shall be deemed disclosed in each other Schedule attached hereto to which such fact or item may apply so long as (i) such disclosing Schedule attached hereto is referenced by applicable cross-reference or (ii) it is reasonably apparent on its face that such disclosure is applicable to such other Schedule attached hereto. Inclusion of a matter on a Schedule attached hereto shall not be deemed an indication that such matter is, or may be, material or does, or may, have a Material Adverse Effect, is within or outside of the ordinary course of business. Schedules may include matters not required by the terms of the Agreement to be listed on the Schedule, which additional matters are disclosed for purposes of information only, and inclusion of any such matter does not mean that all such matters not required to be disclosed are included, or that any matter disclosed (including the amount or items related thereto) is required to be disclosed as material or threatened. The Schedules attached hereto shall not be deemed to expand in any way the scope or effect of any of the representations, warranties, covenants or agreements contained in this Agreement. No disclosure on a Schedule attached hereto relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Moreover, in disclosing the information in the Schedules attached hereto, Seller expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

(e) As used herein, “Material Adverse Effect” means an event, occurrence or circumstance that, individually or in the aggregate, results or would be reasonably likely to result in a material adverse effect (x) on the ownership, assets, operations or financial condition of the Company Assets or the Company Business, as applicable, taken as a whole or (y) upon the ability of Seller to consummate the transactions contemplated in this Agreement; provided, however, that Material Adverse Effect shall not include (i) effects resulting from changes in commodity prices; (ii) any natural decline in well performance; (iii) general changes in industry, economic or political conditions, or financial markets; (iv) changes in condition or developments generally applicable to the oil and gas industry in any area or areas where the Company Assets are located or where the Company Business is conducted; (v) failure to meet internal or external forecasts or estimates of revenues, earnings, expenses, asset development or other financial or economic metrics for any period (excluding the underlying cause of such failure, which otherwise constitutes a Material Adverse Effect under this Section 3.31(e)); (vi) acts of God, force majeure events and Casualty Losses; (vii) acts or failures to act by Governmental Authorities; (viii) civil unrest or similar disorder or terrorist acts; (ix) changes in Laws or interpretations thereof by any Governmental Authority, including any changes in the deductibility of drilling, completion or operating costs; (x) any reclassification or recalculation of reserves in the ordinary course of business; (xi) effects or changes that are cured or no longer exist by the earlier of Closing or the termination of this Agreement pursuant to Article 10; (xii) actions taken or omissions made after the date of this Agreement as expressly permitted or required under this Agreement, including compliance with covenants set forth herein, or as agreed in writing by the Parties; (xiii) the performance of this Agreement and the transactions contemplated thereby; (xiv) changes resulting from the announcement or pendency of this Agreement or the transactions contemplated hereby; and (xv) any increase in the cost of or limit to the availability or timely placement of, the Financing (unless in the case of subparts (iii), (iv), (vi), (vii), (viii) and/or (ix), such event(s) disproportionately affects in any material respect the Company Assets as compared to other oil and gas assets where the Company Assets are located or the Company as compared to other Persons in the oil and gas industry where the Company Business is located, as applicable).

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Section 3.32 Information Supplied. The Information Statement (solely with respect to the portion thereof based on information supplied by Seller for inclusion or incorporation by reference therein, but excluding any portion thereof based on information provided by Purchaser, Purchaser Parent or any of their Affiliates for inclusion or incorporation by reference therein, with respect to which no representation is made by Seller) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.32, no representation or warranty is made by Seller with respect to information or statements made or incorporated by reference in the Information Statement that were not specifically supplied in writing by or on behalf of Seller.

Section 3.33 Specified Matters. As of the Closing, except as set forth on Schedule 3.33, there are no Damages incurred by, suffered by or owing by the Company as of the Closing caused by, arising out of, or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets:

(a) any third party injury or death, or damage of third party properties (excluding any such property damage that is related to or caused by any Environmental Defect or properly charged or chargeable to the joint account by the operator under the applicable operating or unit agreement) occurring on or with respect to the ownership or operation of any Company Assets prior to the Closing Date;

(b) (i) those Proceedings relating to the Company Assets or the Company and for which Seller or the Company has been served prior to the Closing Date and (ii) BOEM or BSEE INCs and suspensions issued in writing prior to the Closing Date that have not been finally resolved;

(c) any civil fines or penalties or criminal sanctions imposed on the Company, to the extent resulting from any pre-Closing violation of Law (including any Environmental Law);

(d) any transportation or disposal of Hazardous Materials (other than Hydrocarbons) from any Company Asset to a site that is not a Company Asset prior to Closing that would be in violation of applicable Environmental Law or that would arise out of strict liability under applicable Environmental Law;

(e) the failure to pay or the incorrect payment by Seller or the Company to any royalty owner, overriding royalty owner or working interest owner under any Company Asset, insofar as the same are attributable to periods, and Hydrocarbons produced and marketed, prior to the Closing (excluding payment obligations relating to the Suspended Funds held by Seller, its Affiliates or the Company as of the Closing Date);

(f) any Retained Employee-Related Liabilities; and

(g) the Excluded Assets (clauses (a) through (g), collectively, the “Specified Matters”).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER

AND PURCHASER PARENT

Purchaser and Purchaser Parent severally, but not jointly, represent and warrant to Seller the following as of the Execution Date and the Closing Date:

Section 4.1 Existence and Qualification. Each of Purchaser and Purchaser Parent is a corporation, validly existing and in good standing under the Laws of the State of Delaware.

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Section 4.2 Power. Each of Purchaser and Purchaser Parent has the corporate power to enter into and perform its obligations under this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

Section 4.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) by Purchaser and Purchaser Parent, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser and Purchaser Parent. This Agreement has been duly executed and delivered by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing shall be duly executed and delivered by Purchaser or Purchaser Parent, as applicable) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser and Purchaser Parent, as applicable, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the Execution Date, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the Purchaser Parent Shares, have executed and delivered, prior to the execution of this Agreement, an irrevocable written consent to the transactions contemplated hereby, including the issuance of the Purchaser Parent Shares.

Section 4.4 No Conflicts. Except for compliance with applicable Antitrust Laws, the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing), and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provision of the Organizational Documents of Purchaser or Purchaser Parent, (b) result in a default (with due notice or lapse of time or both) or the creation of any material Lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, or other financing instrument or contract to which Purchaser or Purchaser Parent is a party or by which such Person’s assets are bound, (c) violate any judgment, order, ruling, or regulation in any material respect applicable to Purchaser or Purchaser Parent or (d) violate any Law in any material respect applicable to Purchaser or Purchaser Parent.

Section 4.5 Consents, Approvals or Waivers. Except for compliance with the Antitrust Laws and Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

Section 4.6 Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Authority or arbitrator against Purchaser or Purchaser Parent or any Affiliate thereof which are reasonably likely to impair or delay Purchaser’s or Purchaser Parent’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 4.7 Financing. At Closing, Purchaser will have sufficient cash, available lines of credit or other sources of immediately available funds (in United States Dollars) to enable it to pay the Closing Cash Payment to Seller at the Closing (“Financing”). Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the Purchaser Parent Shares to Seller.

Section 4.8 Investment Intent. Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act. Purchaser is familiar with investments of the nature of the Acquired Membership Interests, understands that this investment involves substantial risks, has adequately investigated Seller, the Company, the Company Assets and the Acquired Membership Interests, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating,

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and has evaluated, the merits and risks inherent in purchasing the Acquired Membership Interests, and is able to bear the economic risks of such investment. Purchaser has had the opportunity to visit with Seller or its Affiliates and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of the Company, has received all materials, documents and other information that Purchaser deems necessary or advisable to evaluate the Acquired Membership Interests, and has made its own independent examination, investigation, analysis and evaluation of the Acquired Membership Interests, including its own estimate of the value of the Acquired Membership Interests. Purchaser has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of the Company and Seller) as Purchaser deems adequate. Purchaser is acquiring the Acquired Membership Interests for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Acquired Membership Interests in violation of federal or state securities Laws.

Section 4.9 Independent Investigation. Purchaser is (and its advisors are) experienced and knowledgeable in the oil and gas business and aware of the risks of that business. Purchaser acknowledges and affirms that (a) as of the Execution Date, it has made all such independent investigation, verification, analysis and evaluation of the Company Assets and the Company as it deems necessary or appropriate to enter into this Agreement and (b) it has made all such reviews and inspections of the Company Assets and the business, books and records, results of operations, conditions (financial or otherwise) and prospects of the Company as it has deemed necessary or appropriate to execute and deliver this Agreement. Except for the representations and warranties expressly made by Seller in Article 3 and Section 6.8 of this Agreement or in the certificates to be delivered to Purchaser pursuant to Section 8.2(d) of this Agreement, Purchaser acknowledges that there are no representations or warranties, express or implied, as to the financial condition, assets, Damages, equity, operations, business or prospects of the Company Assets or the Company or any Affiliate thereof, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon the representations and warranties expressly made in Article 3 and Section 6.8 and its own independent investigation, verification, analysis and evaluation.

Section 4.10 Liability for Brokers’ Fees. Neither Seller nor its Affiliates nor, prior to Closing, the Company shall directly or indirectly have any Damages or be burdened as a result of undertakings or agreements of Purchaser or Purchaser Parent for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the purchase and sale transactions contemplated by this Agreement.

Section 4.11 Qualification. Purchaser is and as of the Closing will be qualified under all applicable Laws to own the Company and indirectly hold the Company Leases, Company Rights-of-Way and other Company Assets, including those issued by the United States government and by other Governmental Authorities.

Section 4.12 Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.

Section 4.13 SEC Reports. Purchaser Parent has filed and made available to Seller via EDGAR all forms, reports and other documents publicly filed by Purchaser Parent with the Securities and Exchange

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Commission under the Exchange Act, since January 1, 2019. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Purchaser Parent may file after the date hereof and prior to the Closing Date) are referred to herein as the “Purchaser Parent SEC Reports.” The Purchaser Parent SEC Reports (a) were filed on a timely basis, (b) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder and (c) did not, at the time they were filed (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC Report), (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of Purchaser Parent SEC Reports other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the Purchaser Parent SEC Reports (x) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, (y) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the Securities and Exchange Commission), and (z) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of Purchaser Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

Section 4.14 Investment Company. Neither Purchaser nor Purchaser Parent is (a) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) subject in any respect to the provisions of that act.

Section 4.15 NYSE Listing. Purchaser Parent’s common stock is listed on the New York Stock Exchange, and Purchaser Parent has not received any notice of delisting. Subject to the receipt of the New York Stock Exchange listing approval with respect to the Purchaser Parent Shares, the issuance and sale of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.

Section 4.16 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent or any of their Affiliates.

(b) Purchaser and Purchaser Parent are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

Section 4.17 Information Supplied. The Information Statement (excluding any portion thereof based on information provided by Seller for inclusion or incorporation by reference therein, with respect to which no representation is made by Purchaser or Purchaser Parent) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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ARTICLE 5

COVENANTS OF THE PARTIES

Section 5.1 Press Releases and Disclosures. Purchaser Parent will file with the Securities and Exchange Commission a current report on Form 8-K, as required under the Exchange Act, and may file a Form D, pursuant to the rules of Regulation D under the Securities Act, that discloses this Agreement. Neither Seller, the Company nor Purchaser, nor an Affiliate of any of them, shall make any press release or other public announcement or disclosure regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall not restrict disclosures to the extent (a) necessary for a Party to perform this Agreement (including disclosure to (i) a Governmental Authority or in respect of any Proceeding or legal proceeding or subpoena, (ii) any third Persons holding preferential rights to purchase any of the Acquired Membership Interests or the Company Assets, rights of consent or other rights that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents, (iii) Castex Energy, Inc. or its Affiliates (collectively, “Castex”) by Seller or the Company, and (iv) any of such Person’s representatives and advisors), (b) required (upon advice of counsel) by applicable securities or other applicable Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, (c) such Party has given the other Parties a reasonable opportunity to review such disclosure prior to its release and no objection is raised, (d) following the filing of the Agreement by Purchaser Parent as contemplated by the first sentence of this Section 5.1, either Party may discuss the information contained in such filing, including the terms of the Purchase Agreement contained in such filing, without the consent of the other Parties, and (e) notwithstanding the foregoing, Riverstone and its Affiliates shall be entitled to disclose information deemed confidential under this Agreement, as well as Confidential Information (as defined in the Confidentiality Agreement) to investors and limited partners, and to prospective investors or other Persons as part of fundraising or marketing activities undertaken by Riverstone or any of its Affiliates; provided such disclosures in the case of clauses (a)(iii), (a)(iv) and (e) are made to Persons subject to an obligation of confidentiality with respect to such information which is no less stringent than the confidentiality obligation contained in this Section 5.1 and restricting further disclosure, provided, further, that such Persons in the case of clauses (a)(iii), (a)(iv) and (e) shall be entitled to also make any of the disclosures in clauses (a)(i), (a)(iv) and (b); provided, further, that, in the case of clauses (a) and (b), each Party shall use its reasonable efforts to consult with the other Parties regarding the contents of any such release or announcement prior to making such release or announcement, if it may do so without incurring liability.

Section 5.2 Operation of Business. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the documents or instruments contemplated to be entered into to consummate the transactions contemplated hereby (the “Transaction Documents”), until the Closing or the termination of this Agreement, Seller shall cause the Company to (x) own and operate the Company Assets in the ordinary course consistent with past practices, subject to the terms and conditions of this Agreement, (y) not engage in any business other than the Company Business and (z) keep and maintain (in all material respects) accurate books, records and accounts in the ordinary course and consistent with past practices. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the Transaction Documents, without limiting the generality of the preceding, from the Execution Date until the Closing or the termination of this Agreement, Seller shall, and/or shall cause the Company to:

(a) not lease, transfer, sell, hypothecate, encumber (including grant or create any preferential right) or otherwise dispose of any Company Assets, except for (i) sales and dispositions of Hydrocarbons in the ordinary course of business consistent with past practices, (ii) reductions or forfeitures of interest due to non-consent elections made in the ordinary course of business, interests earned by non-consent parties after non-consent payouts, and other interests subject to earnout, back-in

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interests, net profits interests or similar contingent payout or interests provisions in Material Contracts in effect on the Execution Date, or (iii) assignment of the Excluded Assets pursuant to the Excluded Assets Assignment;

(b) not prematurely terminate, materially amend (or waive any rights), execute or extend any Material Contracts;

(c) use its commercially reasonable efforts to maintain insurance coverage on the Company Assets set forth on Schedule 3.17 in the amounts and of the types set forth on Schedule 3.17 or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

(d) use its commercially reasonable efforts to maintain all Permits which have been maintained by Seller or the Company as of the Execution Date (if any) in effect that are necessary or required for the ownership of the Company Assets;

(e) maintain all bonds, letters of credit, guarantees and other financial assurance, including those required by BSEE, in each case, to the extent maintained by Seller or the Company as of the Execution Date (if any) and required to own and/or operate the Company Assets in the ordinary course consistent with past practices;

(f) other than with respect to those matters described on Schedule 3.6, not institute, waive, compromise or settle any claim with respect to the Company or any Company Assets where the amount at issue is Two Hundred Thousand Dollars ($200,000) or greater on an eight-eighths (8/8ths) basis;

(g) except for operations undertaken to perpetuate any Company Assets, not propose any operation with respect to the Company Assets, the cost of which exceeds Two Hundred Thousand Dollars ($200,000), on an eight-eighths (8/8ths) basis, without first obtaining Purchaser’s written consent;

(h) forward any AFE or similar request from a third party with respect to the Company Assets to Purchaser as soon as is reasonably practicable, and thereafter consult with Purchaser regarding whether or not the Company should elect to participate in such operation, provided that in no event shall Seller be required to elect to cause the Company to participate in any operation or to unreasonably delay making an election in respect thereof;

(i) not (i) propose to abandon any Company Well, or (ii) agree to abandon any Company Well without first consulting with Purchaser;

(j) keep Purchaser reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted with respect to any Company Assets;

(k) (i) forward to Purchaser any production information and lease operating statements received by Seller or the Company after the Execution Date from any third party that can be forwarded to the extent not requiring Seller or the Company to incur any Damages or break confidence with any applicable Person (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser to access such information, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages), and (ii) without incurring any Damages or cost, use its commercially reasonable efforts to seek all production information reasonably requested by Purchaser for Seller to seek from a third party operator that Seller has the right to obtain from such third party operator and provide such information to Purchaser upon receipt;

(l) notify Purchaser if any Company Lease terminates promptly upon learning of such termination;

(m) to the extent that the applicable Governmental Authority does not request Seller or the Company to not disclose such matter, advise Purchaser of any material notices from any Governmental Authority with respect to idle iron obligations or directives or financial assurance obligations to the extent pertaining to the Company Assets;

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(n) promptly notify Purchaser of any proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which Seller or the Company becomes aware, and Seller and the Company will not protest such proposed unitization, communitization and/or similar arrangement and/or application without Purchaser’s prior written consent;

(o) other than as provided in (i) above, not agree to participate in any operations with respect to the Company Assets for which Purchaser would be responsible after Closing, other than transactions in the normal, usual and customary manner, of a nature and in an amount not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate, consistent with past practices employed by such Person with respect to the Company Assets;

(p) not take, nor permit any of its Affiliates (or authorize any investment banker, financial advisor, attorney, accountant or other Person retained by, acting for or on behalf of Seller, the Company or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage or negotiate any offer or inquiry from any Person concerning the direct or indirect acquisition of Seller, the Company or the Company Assets by any Person other than Purchaser or its Affiliates; and

(q) not commit to do any act prohibited by the foregoing clauses of this Section 5.2.

Requests for approval or consent of any action restricted by this Section 5.2 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a) or (p) of this Section 5.2 or to the extent related to these clauses, clause (q) of this Section 5.2), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.2, in the event of an emergency, Seller or the Company may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Company owns undivided interests in the respective Company Assets, and that neither the Company nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.2, and/or with respect to clause (x), (y), (z), (c), (f), (h), (i)(i), (j), (n) or (o) (and to the extent related to these clauses, clause (q)) of this Section 5.2, certain Material Contracts, exist that may prevent Seller’s or the Company’s performance of certain of the covenants set forth in this Section 5.2, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.2, nor shall any action required by a vote of working interest owners constitute such a violation so long as the Company has voted its interests in a manner consistent with this Section 5.2.

Section 5.3 Conduct of the Company. Except as set forth in Schedule 5.3 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or the Transaction Documents, until the Closing, Seller shall not permit the Company to do any of the following without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3)):

(a) amend its Organizational Documents;

(b) (A) issue, transfer, sell, dispose of, pledge, encumber (other than any Permitted Interest Encumbrances) any equity interest in the Company, (B) make or declare any non-cash dividend or

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distribution with respect to any of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in the Company, or (C) redeem or otherwise acquire any shares of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in the Company;

(c) except for borrowings in the ordinary course of business under the Credit Agreement, incur or assume a Loan or incur, create or assume any Lien with respect to any of the Company Assets;

(d) make any change in any method of accounting or accounting principles other than those required by the Accounting Principles;

(e) acquire by merger, consolidation or purchase of equity interests, or by purchasing a substantial portion of the assets of, or by any other manner (other than by any third Person non-consent elections), any interests in a corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that are in excess of Three Hundred Thousand Dollars ($300,000) in the aggregate;

(f) to the extent relating to Seller Taxes, (i) make, change or rescind any material election relating to Taxes, (ii) make any change in any material Tax reporting principles, methods or policies, (iii) file any material amended Tax Return or claim for refund, (iv) settle or compromise any material liability with respect to Taxes, (v) surrender any right to claim a refund of material Taxes, (vi) enter into any closing agreement affecting any liability with respect to material Taxes or material refund or (vii) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(g) to the extent relating to any Taxes for which Purchaser is responsible, (i) make, change or rescind any election relating to Taxes, (ii) make any change in any Tax reporting principles, methods or policies, (iii) file any amended Tax Return or claim for refund, (iv) settle or compromise any liability with respect to Taxes, (v) surrender any right to claim a refund of Taxes, (vi) enter into any closing agreement affecting any liability with respect to Taxes or refund or (vii) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment;

(h) adopt a plan of complete or partial liquidation or authorize or undertake a dissolution, consolidation, restructuring, recapitalization or other reorganization;

(i) make any Loan (excluding (i) accounts receivable in the ordinary course of business or (ii) advances or cash call payments to the operator or counterparty as required under applicable operating or service agreements);

(j) form any subsidiaries;

(k) terminate or voluntarily relinquish any material Permit necessary for the conduct of the Company’s business in accordance with past practices except in the ordinary course of business;

(l) hire any employees, engage any independent contractor or establish, or become obligated to contribute to, any Benefit Plan or other employee benefit or compensation plan, program, policy, agreement or arrangement; or

(m) agree to do any of the foregoing.

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Requests for approval or consent of any action restricted by this Section 5.3 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.3, in the event of an emergency, Seller may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Company owns undivided interests in the respective Company Assets, and that neither the Company nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.3 exist that may prevent Seller’s or the Company’s performance of certain of the covenants set forth in this Section 5.3, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.3, nor shall any action required by a vote of working interest owners constitute such a violation so long as the Company has voted its interests in a manner consistent with this Section 5.3.

Section 5.4 Update of Schedules. With respect to the representations and warranties of Seller contained in this Agreement, Seller shall have the continuing right until Closing to add, amend or supplement the Schedules to its representations and warranties with respect to any matter first learned of by Seller (provided that Seller shall not have Knowledge of such matter on or prior to the Execution Date) or first arising after the Execution Date which, if existing at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules; provided that Seller shall use its commercially reasonable efforts to provide Purchaser with oral notice by telephone at least two (2) Business Days prior to any such addition, amendment, or supplement to the Schedules, and Seller shall cooperate with Purchaser as reasonably requested by Purchaser with respect to drafting any such addition, amendment, or supplement to the Schedules. Except as set forth in the last sentence of this Section 5.4, any disclosure in any such addition, amendment or supplement shall not be deemed to have subsequently cured any inaccuracy in or breach of any representation or warranty as of the date made in this Agreement, including for the purposes of indemnification and termination rights contained in this Agreement or determining whether the conditions set forth in Section 7.2(a) have been fulfilled. Notwithstanding the foregoing, in the event that (a) the conditions set forth in Section 7.2(a) are not fulfilled as a result of, in whole or in part, all or any matters that Seller has included in any addition, amendment or supplement to any Schedules pursuant to this Section 5.4 and (b) Purchaser elects to proceed with Closing notwithstanding the conditions set forth in Section 7.2(a) not being fulfilled, then in such event all disclosures in any such addition, amendment or supplement shall be deemed to have cured any applicable inaccuracy or breach of any representation or warranty contained in this Agreement for the purposes of determining Seller’s indemnity obligations under Article 11, and Seller shall be deemed to have waived any remedy with respect to such disclosures.

Section 5.5 Commercially Reasonable Efforts; Further Action. If applicable, Seller and Purchaser shall (x) make or cause to be made any filings that may be required under the HSR Act and any other applicable Antitrust Law, with respect to the transactions contemplated hereby as promptly as practicable, but with respect to the HSR Act, in no event later than ten (10) Business Days, after the Execution Date, (y) bear their own costs and expenses incurred in connection with such filings and shall each pay fifty percent (50%) of any filing fees in connection therewith, and (z) use their commercially reasonable efforts to respond at the earliest practicable date to any requests for additional information made

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by the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other applicable Governmental Authority. In connection with this Section 5.5, the Parties shall, to the extent permitted by Laws, (i) cooperate in all material respects with each other in connection with any filing, submission, investigation or inquiry, (ii) absent an objection from a Governmental Authority, provide advance notice and allow the other Party or Parties to participate in every communication with a Governmental Authority, provided that this clause shall not apply to a communication initiated by the Governmental Authority without advance notice to a Party, in which case the next clause shall apply, (iii) promptly inform the other Party or Parties of any communication received by such Party from, or given by such Party to, the DOJ or the FTC or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding the transactions contemplated hereby, (iv) have the right to review in advance, and to the extent practicable, each shall consult any other on, any filing made with, or written materials to be submitted to, the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, any other Person, in connection with the transactions contemplated hereby, and (v) consult with each other in advance of any meeting, discussion, telephone call or conference with the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person. Each of Seller and Purchaser shall provide the other Party or Parties with information that is reasonably requested and that is reasonably necessary to obtain the expiration of the waiting period under the HSR Act; provided, however, that no Party would be required to share information that (A) is subject to the attorney-client or work product privilege, absent entry of a mutually acceptable joint defense agreement or (B) reflects the value of the transaction. Notwithstanding the foregoing or anything else to the contrary herein, in no event will either of the Parties or any of their Affiliates be required to agree in connection with such filings contemplated by this Section 5.5 to any divestiture, transfer or licensing of its properties, assets or businesses, or to the imposition of any limitation on the ability of any of the foregoing to conduct its businesses or to own or exercise control of its assets and properties.

Section 5.6 Intercompany Indebtedness. Subject to Section 5.10 and Section 5.18, and without limiting the Parties’ rights or obligations set forth in Section 2.3, Seller shall, and shall cause its Affiliates (other than the Company) to, release from Damages and to cancel any indebtedness or payables from the Company to Seller or its Affiliates (other than the Company), and shall cause the Company to release from Damages and to cancel all receivables from Seller or its Affiliates (other than the Company).

Section 5.7 Hedges. After the Execution Date, Seller shall cause the Company not to enter into any futures, options, swaps or other derivatives with respect to the sale of production from the Company Assets (the “Derivatives”).

Section 5.8 Further Assurances. After Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 5.9 Bonds, Letters of Credit and Guarantees. The Parties understand that none of the Sinking Funds set forth on Schedule A and maintained by Seller, Castex or any of their Affiliates on behalf of the Company are to be transferred to Purchaser, and none of the Sinking Funds (including those not set forth on Schedule A, if any) are intended to be for the economic benefit of Purchaser, or, following the Closing, the Company, but that certain of the bonds, letters of credit, cash collateral or guarantees posted by Company with a Governmental Authority or third Person shall stay with the Company post-Closing at the risk and expense of Purchaser. Purchaser shall use commercially reasonable efforts to assist Seller in its efforts to cause, effective as of the Closing or after Closing if applicable, the release of Seller from any bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Company or any of its Affiliates, or any associated agreements with sureties; provided that, notwithstanding the foregoing, (a) Seller acknowledges and agrees that Purchaser does not warrant that Seller will be released from such bonds, letters of credit, cash collateral and guarantees by the applicable third party, which release shall be the sole responsibility of Seller or its Affiliates, and (b) subject to Purchaser’s use of commercially reasonable efforts as required by this sentence, Purchaser shall not (except as set forth in the immediately

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succeeding sentence and associated indemnification set forth in Section 11.2(a)(i)) be liable to any Seller Indemnified Party if Seller is not released from any such bonds, letters of credit, cash collateral and guarantees or associated agreements with sureties by the applicable third party. For the avoidance of doubt, if the applicable third party calls upon or draws down any such unreleased bonds, letters of credit, cash collateral, guarantees or associated agreements with sureties, any Damages with respect thereto incurred by any Seller Indemnified Party shall be covered by the indemnification set forth in Section 11.2(a)(i) as applicable.

Section 5.10 Certain Affiliate Transactions. At or prior to the Closing, Seller shall, and shall cause the Company to, terminate all intercompany agreements, contracts, loans, payables, receivables, arrangements and any other transactions between the Company, on the one hand, and Seller or any of its Affiliates (other than the Company), on the other hand (the “Affiliate Transactions”), including all Affiliate Contracts and the intercompany arrangements in Schedule 5.10. Additionally, at or prior to the Closing, Seller shall cause the Company to execute and deliver an Excluded Assets Assignment as contemplated in Section 1.3.

Section 5.11 Preferential Purchase Rights; Consents.

(a) With respect to each Preferential Purchase Right set forth in Schedule 3.11(a), if any, within ten (10) Business Days of the Execution Date, Seller shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. If Purchaser or Seller discovers any Preferential Purchase Right following the Execution Date that is not set forth in Schedule 3.11(a), Seller, within five (5) Business Days of the date Seller becomes aware of such Preferential Purchase Right, shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. Seller shall provide Purchaser with (x) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(a) promptly after sending the same to such holder and (y) copies of any written responses received from any such holder promptly after receiving the same.

(i) If, prior to Closing, any holder of a Preferential Purchase Right notifies Seller that it intends to consummate the purchase of the Company Asset to which its Preferential Purchase Right applies, then such Company Asset shall be excluded from the Company Assets to be assigned to Purchaser at Closing (but only to the extent of the portion of such Company Asset affected by the Preferential Purchase Right), and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Lease, Company Unit or Company Well (or portion thereof) so excluded. Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Purchase Right prior to Closing. If such holder of such Preferential Purchase Right thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale but not later than sixty (60) days following the Closing Date, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the Company Asset (or portion thereof) that was so excluded from the Company Assets to be assigned to Purchaser at Closing prior to Closing, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (or portion thereof), and (C) Seller shall assign to Purchaser such Company Asset (or portion thereof) so excluded at Closing pursuant to a mutually agreeable assignment and bill of sale.

(ii) If, as of Closing, the time for exercising a Preferential Purchase Right has not expired and such Preferential Purchase Right has not been exercised or waived, then the Company Asset subject to such Preferential Purchase Right shall not be included in the Company Assets to be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Lease, Company Unit or Company Well (or

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portion thereof) being excluded. In the event that such holder exercises its Preferential Purchase Right following the Closing and consummates the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right in accordance therewith, Seller shall have no further obligation to sell or convey the affected Company Asset (or portion thereof) and Purchaser shall have no further obligation to purchase, accept or pay for such affected Company Asset (or portion thereof), and the affected Company Asset (or portion thereof) shall be excluded from the Company Assets to be assigned to Purchaser at Closing hereunder. If, within sixty (60) days following the Closing Date, (x) the applicable Preferential Purchase Right is waived or expires without exercise by the holder thereof or (y) the holder that has exercised the applicable Preferential Purchase Right after Closing thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, such Company Asset (or portion thereof) that was so excluded from the Company Assets, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (or portion thereof) and (C) Seller shall assign to Purchaser such Company Asset (or portion thereof) so excluded at Closing pursuant to a mutually agreeable assignment and bill of sale.

(iii) All Company Assets for which any applicable Preferential Purchase Right has been waived, or as to which the period to exercise the applicable Preferential Purchase Right has expired without exercise by the holder thereof, in each case, prior to Closing, shall be sold to Purchaser at Closing pursuant to the provisions of this Agreement.

(b) With respect to each Consent set forth in Schedule 3.11(b), within ten (10) Business Days of the date hereof, Seller shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent seeking such holder’s consent to the transactions contemplated hereby. If Purchaser or Seller discovers any Consent following the Execution Date that is not set forth in Schedule 3.11(b), Seller, within five (5) Business Days of the date Seller becomes aware of such Consent, shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent. Seller shall provide Purchaser with (i) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(b) promptly after sending the same to such holder and (ii) copies of any written responses received from any such holder promptly after receiving the same.

(i) If (A) Seller fails to obtain a Consent prior to Closing and the failure to obtain such Consent would cause (1) the change of control of the Company Asset affected thereby to Purchaser to be void or voidable or (2) the termination of a Company Lease, Company Right-of-Way or Company Contract under the express terms thereof (or give the holder of such Company Lease, Company Right-of-Way or Company Contract the express right to terminate the same) or (B) a Consent requested by Seller is denied in writing (each, a “Hard Consent”), then, in each case, the Company Asset (or portion thereof) affected by such un-obtained Consent shall be excluded from the Company Assets, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Lease, Company Unit or Company Well (or portion thereof) so excluded. In the event that a Consent with respect to a Company Asset excluded pursuant to this Section 5.11(b) that was not obtained prior to Closing is obtained within sixty (60) days following Closing, then, within ten (10) days after such Consent is obtained, (x) Purchaser shall purchase the Company Asset (or portion thereof) that was so excluded as a result of such previously un-obtained Consent and pay to Seller the amount by which the Cash Purchase Price was reduced at Closing with respect to the Company Asset (or portion thereof) so excluded and (y) Seller shall assign to Purchaser

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such Company Asset (or portion thereof) so excluded at Closing pursuant to a mutually agreeable assignment and bill of sale.

(ii) If Seller fails to obtain a Consent prior to Closing and such Consent is not a Hard Consent, then the Company Asset (or portion thereof) subject to such un-obtained Consent shall nevertheless be included in the Company Assets at Closing, without adjustment to the Cash Purchase Price.

(iii) Prior to Closing, Seller and Purchaser shall use their commercially reasonable efforts to, and Seller shall cause the Company to use its commercially reasonable efforts to, obtain all Consents; provided, however, that no Party shall be required to incur any Damages to the holder of such Consent or pay any money in order to obtain any such Consent.

Section 5.12 Release. Effective as of the Closing, Seller, on behalf of itself and its Affiliates (other than the Company), hereby releases, acquits and forever discharges the Company, and Purchaser, on behalf of the Company, hereby releases, acquits and forever discharges Seller and its Affiliates (Seller and its Affiliates (other than the Company), and Purchaser on behalf of the Company, in each case, in such Person’s capacity as a releasing party pursuant to the foregoing, the “Releasing Parties”, and the Company, and Seller and its Affiliates, in each case, in such Person’s capacity as a released party pursuant to the foregoing, the “Released Parties”), from and against any and all Damages, whether known or unknown, which the Releasing Parties have or may come to have against the Released Parties, whether directly, indirectly or derivatively, in each case arising prior to the Closing Date and relating to the Affiliate Transactions, the Acquired Membership Interests, the Company Assets or the Company Business, or to Seller and its Affiliates to the extent relating to the Company, in each case, WHETHER OR NOT THE LIABILITIES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY RELEASED PARTY; PROVIDED THAT THE FOREGOING RELEASE SHALL NOT COVER ANY DAMAGES FOR WHICH THE RELEASING PARTY IS ENTITLED TO AN INDEMNITY PURSUANT TO ARTICLE 11.

Section 5.13 Casualty and Condemnation. If, after the Execution Date but prior to the Closing Date, any portion of the Company Assets is damaged or destroyed by fire, hurricanes and storms, wind damage, other severe weather events or other casualty or is taken in condemnation or under right of eminent domain (excluding normal wear and tear, mechanical failure or gradual structural deterioration of materials, equipment and infrastructure, or reservoir changes or depletion due to normal production, each, a “Casualty Loss”), the Parties shall notwithstanding the Casualty Loss proceed to Closing (unless otherwise provided in Section 7.1 or Section 7.2), and, at Seller’s election, one of the following remedies shall be implemented with respect to any Casualty Loss in excess of Two Hundred Thousand Dollars ($200,000) net to the interest of the Company: (a) Seller shall cause the Company Assets affected by such Casualty Loss to be repaired or replaced prior to the Closing to the condition of such assets prior to the occurrence of such Casualty Loss, at Seller’s sole cost and expense; or (b) reduce the Cash Purchase Price by the amount (net to the Company’s Working Interest in the affected assets) that the Parties agree would be reasonably required to repair or replace the affected assets to the condition of such assets prior to the occurrence of such Casualty Loss. In each case, Seller shall retain all rights to insurance, condemnation awards and other claims against third parties with respect to the Casualty Loss.

Section 5.14 Suspended Funds. At the Closing Date, Seller shall deliver, and/or shall cause to be delivered, to Purchaser an “Excel” spreadsheet or other medium containing the following, to the extent available or in Seller’s or its Affiliates’ possession or control: owner name, owner number, social security or federal ID number, reason for suspense, and the amount of Suspended Funds payable for each entry as of the Closing Date, and all other supporting documentation reasonably necessary for Purchaser to verify the existence of the amount of such Suspended Funds.

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Section 5.15 Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.

Section 5.16 Cooperation with Purchaser Parent Securities Filings. From and after the Execution Date and at any applicable time within 36 months after the Closing:

(a) Seller shall, and shall cause its Affiliates to, furnish all information about Seller, the Acquired Membership Interests or the Company Assets, and all financial information related thereto to Purchaser Parent as Purchaser Parent may reasonably request in connection with the preparation and filing of any filings that Purchaser Parent or any of its Affiliates may be required to make with the Securities and Exchange Commission under applicable Law in connection with the transactions contemplated hereby, the financing thereof or any other matters, that includes information regarding Seller, the Acquired Membership Interests or the Company Assets (the “Required Purchaser Filings”). Purchaser Parent or any applicable Affiliate shall indemnify and hold harmless Seller and its Affiliates from and against any and all losses or damages actually suffered or incurred by them directly in connection with any Required Purchaser Filing (other than to the extent related to information provided by Seller regarding Seller, the Acquired Membership Interests or the Company Assets). Furthermore, any reasonable documented out-of-pocket expenses incurred by Seller or its Affiliates in the performance of this Section 5.16, including any expenses associated with obtaining audited financials, and any legal fees, shall be reimbursed to Seller by Purchaser promptly upon receipt of an invoice therefor.

(b) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to obtain the consents of BDO USA, LLP to include the reports of BDO USA, LLP with respect to any financial statements related to Seller, the Acquired Membership Interests or the Company Assets in the Required Purchaser Filings, each dated as of the filing date of the applicable Required Purchaser Filing or such other date as reasonably requested by Purchaser Parent. In addition, Seller will not object to the use of any such financial statements in connection therewith.

(c) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to cause to be delivered to Purchaser Parent, at Purchaser Parent’s expense, “comfort” letters of BDO USA, LLP, each dated as of a date as reasonably requested by Purchaser Parent, and addressed to Purchaser Parent or its specified Affiliate or Affiliates with regard to financial statements and financial information related to Seller, the Acquired Membership Interests or the Company Assets included in, or incorporated by reference into, any such Required Purchaser Filing, in form and substance customary in scope and substance for “comfort” letters delivered by independent public accountants in connection with underwritten public debt or equity offerings.

Section 5.17 Preparation of Information Statement. As promptly as reasonably practicable after the Execution Date, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other

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Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party.

Section 5.18 Distributions. On or prior to the Closing, Seller shall be entitled to cause the Company to make a distribution to Seller of all cash held in any bank accounts held by Seller and its Affiliates (other than the Company), or Castex, on behalf of the Company, other than the Suspended Funds, if any (which shall remain held by the Company as of the Closing in accordance with Section 5.14) or to repay any amounts due under the Credit Agreement and/or amounts due under any ISDA agreement or similar agreement, upon the termination of the same, and, in each case, the Purchase Price shall be adjusted pursuant to Section 2.3(b)(i) and Section 2.3(d)(ii).

Section 5.19 R&W Policy.

(a) Purchaser has conditionally bound a representations and warranties insurance policy (the “R&W Policy”) pursuant to the binder agreement which was provided to Seller for review in advance of the Execution Date and which is attached hereto as Exhibit G (the “R&W Conditional Binder”). From and after the Execution Date, each Party shall use its commercially reasonable efforts to satisfy the conditions set forth in the R&W Conditional Binder as of the Closing Date. The R&W Policy shall contain: (i) a waiver of subrogation, contribution, or otherwise by the insurer in favor of the Seller Indemnified Parties, except against Seller or any “Seller” under the Other PSAs or with respect to such Seller’s or “Seller’s” (as applicable) actual and intentional fraud in the making of the representations and warranties set forth in Article 3 of this Agreement (or the corresponding article setting forth any “Seller’s” representations and warranties in any Other PSA, as applicable), it being understood that the fraud of one Seller or “Seller” (as applicable) shall not be imputed to any other Seller or “Seller” (as applicable); and (ii) a statement that each Seller Indemnified Party is an intended third party beneficiary of the foregoing subrogation limitation.

(b) Seller and Purchaser shall each pay fifty percent (50%) of all costs of obtaining the R&W Policy, specifically the premium, surplus lines Taxes and fees, and any related broker compensation and underwriting fees; provided that Seller’s share of such costs shall be paid by Seller via the adjustment of the Cash Purchase Price pursuant to Section 2.3(l).

(c) Purchaser agrees that after the Closing it will not agree to any amendment of the R&W Policy that would be expected to cause actual and material prejudice to Seller without Seller’s prior written consent.

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(d) Notwithstanding anything to the contrary in this Agreement, none of the Seller Indemnified Parties shall be entitled to any proceeds from the R&W Policy.

Notwithstanding anything in this Section 5.19 or otherwise to the contrary, nothing herein shall be interpreted to limit Purchaser’s rights to make or pursue claims, or secure recovery under the R&W Policy, as Purchaser believes, in its sole discretion, to be in Purchaser’s interests.

Section 5.20 Transition Services Agreement. Seller and Purchaser will in good faith attempt to negotiate a mutually acceptable form of transition services agreement for purposes of transitioning ownership, use and operation of the Company Assets to Purchaser in an orderly manner, which agreement would be entered into at Closing.

ARTICLE 6

EXAMINATION OF TITLE AND PROPERTIES

Section 6.1 Access.

(a) From and after the Execution Date until Closing or termination of this Agreement, Seller shall, or shall cause the Company to afford to Purchaser (and any of its officers, employees, agents, accountants, attorneys, investment bankers, landmen, consultants or other designated representatives (collectively, “Purchaser’s Representatives”)), reasonable access to the Company’s and, to the extent related to the Company or the Company Assets, Seller’s, books and records (including the Company Records), in each case, in the possession or control of the Company or its Affiliates, and, solely for the purpose of Purchaser’s due diligence investigation of the Company Assets, but only to the extent that Seller or the Company, as applicable, may do so without violating any confidentiality or other obligations to any third Person or waiving any right to any legal privilege (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser and Purchaser’s Representatives to gain such access, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages). Seller shall provide Purchaser and/or Purchaser’s Representatives with reasonable access to the representatives of Castex for the purposes of Purchaser’s due diligence investigation of the Company Assets. All access by Purchaser shall be limited to Seller’s, the Company’s and Castex’s normal business hours, and Purchaser’s review shall be conducted in a manner that minimizes interference with Seller’s, Castex’s or their respective Affiliates’ businesses.

(b) Purchaser acknowledges that the permission of the operator or another third Person may be required before Purchaser will be able to inspect the Company Assets. Notwithstanding the foregoing, Seller shall use commercially reasonable efforts to provide Purchaser access to the Company Assets, and Purchaser acknowledges that it may be required to enter into indemnity, bonding or other similar agreements with the applicable operator of any Company Assets. All inspections pursuant to this Section 6.1 (subject to Section 6.2(b)) shall be conducted at Purchaser’s sole cost, risk and expense, and any conclusions made from any such investigation done by Purchaser or any of Purchaser’s Representatives shall result from Purchaser’s own independent review and judgment. Purchaser agrees to comply with (and to cause Purchaser’s Representatives to comply with) the rules, regulations and instructions issued by Seller and its Affiliates, the Company or Castex, as applicable, regarding the actions of Purchaser (and Purchaser’s Representatives) in conducting any inspection pursuant to this Section 6.1.

Section 6.2 Environmental Inspection.

(a) Purchaser acknowledges that neither Seller nor the Company are able to provide physical access to the Company Assets that are offshore. From and after the Execution Date until the Closing, Seller shall use its commercially reasonable efforts to permit Purchaser and Purchaser’s Representatives, subject to Section 6.2(b), at Purchaser’s sole cost, risk and expense, reasonable access

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to the Company Assets to conduct Phase I Activities, field inspections and compliance reviews for purposes of Purchaser’s due diligence investigation of environmental matters relating to the Company Assets (“Purchaser’s Environmental Review”) but only to the extent that Seller, the Company or Castex, as applicable, may do so without violating any confidentiality or other obligations to any third Person and only to the extent that Seller, the Company or Castex has the authority to grant such access without breaching any obligation or restriction binding on such Person. Purchaser shall, and shall cause Purchaser’s Representatives to, abide by the applicable operators’ implemented safety rules, regulations and operating policies of which they are informed in conducting Purchaser’s Environmental Review. The scope of work comprising Purchaser’s Environmental Review shall be limited to those activities permitted by the applicable operator and any contractual obligations burdening Seller or the Company, and shall not include any sampling, testing or other invasive activities. Purchaser shall (i) consult with Seller before conducting any work comprising Purchaser’s Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s, Castex’s or the Company’s (or any of their Affiliates’) normal operations, (iii) comply with all Environmental Laws applicable to Purchaser’s Environmental Review and customary industry practices and all rules of the applicable operator and any contractual obligations burdening Seller or the Company, and (iv) promptly restore the Company Assets and repair to the approximate same condition any damage thereto resulting from Purchaser’s Environmental Review. Seller shall have the right to have one or more representatives accompany Purchaser at all times during Purchaser’s Environmental Review, and Purchaser shall give Seller or the Company at least forty-eight (48) hours’ notice prior to any visits by it (or any Purchaser’s Representatives) to the applicable Company Assets. The Parties agree that all information discovered during Purchaser’s Environmental Review shall be governed by the terms of the Confidentiality Agreement.

(b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND WITHOUT LIMITING PURCHASER’S RIGHTS TO INDEMNIFICATION UNDER ARTICLE 11, PURCHASER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER INDEMNIFIED PARTIES, FROM AND AGAINST ANY AND ALL DAMAGES ARISING OUT OF, RESULTING FROM, BASED ON, ASSOCIATED WITH, OR RELATING TO, IN ANY WAY, PURCHASER’S DUE DILIGENCE ACTIVITIES OR THE ACCESS AFFORDED TO PURCHASER OR PURCHASER’S REPRESENTATIVES PURSUANT TO THIS ARTICLE 6, REGARDLESS OF WHETHER SUCH DAMAGES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY SELLER INDEMNIFIED PARTY, EXCEPTING ONLY DAMAGES (A) TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER INDEMNIFIED PARTY OR (B) RELATED TO ANY ENVIRONMENTAL CONDITION UNCOVERED OR DISCOVERED BY PURCHASER OR PURCHASER’S REPRESENTATIVES DURING THE COURSE OF PURCHASER’S DUE DILIGENCE REVIEW TO THE EXTENT THE SAME WERE NOT CAUSED OR EXACERBATED BY PURCHASER’S OR PURCHASER’S REPRESENTATIVES’ DUE DILIGENCE ACTIVITIES. THE FOREGOING INDEMNITY SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY TERMINATION OF THIS AGREEMENT.

(c) All information obtained by Purchaser and its representatives under this Section 6.2 shall be subject to Section 5.1 and the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information. In the event that Purchaser receives any reports generated by third parties in connection with any tests, inspections, examinations, investigations, studies or assessments conducted by or on behalf of Purchaser in connection with the transactions contemplated by this Agreement, Purchaser shall make such reports available to Seller at Seller’s request and (i) prior to the Closing, Purchaser shall not disclose any such reports without the prior written consent of Seller

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and (ii) from and after the Closing, Seller shall not disclose any such reports without the prior written consent of Purchaser.

Section 6.3 Exclusive Remedy.

(a) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any defect of title (including any Title Defect) with respect to the Company or the Company Assets, and the provisions of Article 11 shall not apply with respect to any defect in title (including any Title Defect), except with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8. Notwithstanding anything contained in this Agreement to the contrary, a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24 or Section 3.33(e) shall not constitute a Title Defect under this Article 6.

(b) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any Environmental Defect and any Environmental Liability with respect to the Company or the Company Assets, and the provisions of Article 11 shall not apply with respect to any Environmental Defect or any Environmental Liability, except with respect to a breach of the representations and warranties set forth in Section 3.8, Section 3.33(c) or Section 3.33(d).

Section 6.4 Notice of Title Defects and Title Benefits; Remedies.

(a) If either Party discovers any Title Benefit, or if Purchaser discovers any Title Defect, then such Party shall be obligated to deliver to the other Party, in each case, on or prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Title Defect Deadline”), a Title Notice with respect to such Title Benefit or Title Defect, as applicable. To assert a claim with respect to a Title Defect, or a Title Benefit, as applicable, and for such claim to be effective, Seller or Purchaser must deliver a Title Notice which substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline. Except for claims with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8, from and after Closing, Seller and Purchaser shall be deemed to have waived, and neither Purchaser nor Seller, respectively, shall have any Damages for, any Title Benefit or Title Defect for which Purchaser or Seller, respectively, has not received a Title Notice that substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline; provided, however, that the foregoing shall not release Purchaser from any breach of its obligation to deliver a Title Notice in connection with its discovery of a Title Defect or Title Benefit prior to the Title Defect Deadline.

(b) With respect to each Company Lease, Company Unit or Company Well for which Purchaser has asserted a Title Defect pursuant to a timely delivered Title Notice in substantial compliance with the definition of Title Notice (each such Company Lease, Company Unit or Company Well, a “Title Defect Property”), Seller shall have the right until the Closing Date to cure any asserted Title Defect and/or to notify Purchaser of those asserted Title Defects that Seller disputes (each, a “Title Dispute Election”). Subject to Seller’s continuing right to dispute the existence of a Title Defect or the Title Defect Amount with respect thereto, with respect to each uncured Title Defect Property timely reported under Section 6.4(a), Seller shall have the right to elect any of the following:

(i) if Purchaser and Seller mutually agree, Seller shall cause to be conveyed by the Company to Seller or its designee immediately prior to the Closing such Title Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Title Defect Property (and related or associated Company Assets), as applicable, shall be excluded from the Closing, (B) if excluded, such Title Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder,

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and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Title Defect Property; or

(ii) such Title Defect Property (and all related or associated Company Assets) (any such Title Defect Property, together with all other such Title Defect Properties, the “Included Title Defect Properties”) shall be included at Closing with the Company Assets, subject to all such uncured Title Defects, in which case, subject to Section 6.4(c), the Cash Purchase Price shall be reduced at Closing by the Title Defect Amount.

(c) With respect to any Included Title Defect Property for which there is a timely delivered Title Dispute Election, the Closing Cash Payment shall be reduced by the Disputed Amount, which shall be paid into the Defect and Indemnity Escrow Account at Closing, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7.

Section 6.5 Title Defect Amount; Title Benefit Amount; Adjustments.

(a) The amount by which the Allocated Value of any Company Lease, Company Unit or Company Well (or Company Leases, Company Units or Company Wells if multiple Company Leases, Company Units or Company Wells are affected) is reduced as a result of the existence of a Title Defect with respect thereto is the “Title Defect Amount”, which shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Defect Amount, then such amount shall be the Title Defect Amount;

(ii) if the Title Defect represents a decrease in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well below (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate decrease in the Working Interest for such Company Lease, Company Unit or Company Well below the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Defect Amount shall be the product of (y) the Allocated Value for such Company Lease, Company Unit or Company Well multiplied by (z) one (1), minus a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well as stated on the Well Annex;

(iii) if the Title Defect is based on a Lien upon a Company Lease, Company Unit or Company Well that is undisputed and liquidated in amount, then the amount of such Title Defect shall be lesser of the amount necessary to remove such Lien from the affected Company Lease, Company Unit or Company Well and the Allocated Value of the affected Company Lease, Company Unit or Company Well;

(iv) if the Title Defect is based on an obligation, encumbrance, Burden or charge upon or other defect in title to the affected Company Lease, Company Unit or Company Well of a type not described in Sections 6.5(a)(i), (ii) or (iii), then, subject to the other provisions hereof, the Title Defect Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of that Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Defect; (C) the legal effect of the Title Defect; (D) the potential economic effect of the Title Defect over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Defect by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation;

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(v) the Title Defect Amount with respect to any Company Lease, Company Unit or Company Well shall be determined without duplication of any costs or losses (A) included in another Title Defect Amount hereunder, (B) included in any remedy for a Casualty Loss under Section 5.13, or (C) for which Purchaser otherwise receives credit in the calculation of the adjustments to the Cash Purchase Price; and

(vi) notwithstanding anything to the contrary set forth herein, except for the Title Defect Amounts described in clause (iv) of this Section 6.5(a), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Company Lease, Company Unit or Company Well shall not exceed the Allocated Value of such Company Lease, Company Unit or Company Well.

(b) The only remedy for Title Benefits is the netting against Title Defect Amounts which is only available for Title Benefit Amounts exceeding the Title Threshold. Each “Title Benefit Amount” shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Benefit Amount, then such amount shall be the Title Benefit Amount;

(ii) if the Title Benefit represents an increase in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well over (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate increase in the Working Interest for such Company Lease, Company Unit or Company Well above the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Benefit Amount shall be the product of (y) the Allocated Value of such Company Lease, Company Unit or Company Well, multiplied by (z) the result obtained by subtracting one (1) from a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well stated on the Well Annex; and

(iii) if the Title Benefit is not of a type described in Sections 6.5(b)(i) or (ii), then, subject to the other provisions hereof, the Title Benefit Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of the affected Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Benefit; (C) the legal effect of the Title Benefit; (D) the potential economic effect of the Title Benefit over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Benefit by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation.

(c) Notwithstanding anything herein to the contrary, in no event shall there be any remedies provided by Seller or any adjustments to the Purchase Price for (i) any individual Title Defect for which the Title Defect Amount does not exceed Fifty Thousand Dollars ($50,000) (the “Title Threshold”) or (ii) any individual Environmental Defect for which the Environmental Defect Amount does not exceed Fifty Thousand Dollars ($50,000) (the “Environmental Threshold”). Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until (A) the aggregate amount of all Title Defect Amounts of all Title Defects that exceed the Title Threshold and which remain uncured by the Closing Date, less (B) the aggregate amount of all Title Benefit Amounts that exceed the Title Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Title Deductible”), and then, such remedies and/or adjustment shall apply only to the extent that the aggregate of such Title Defect Amounts (less such Title Benefit Amounts) exceeds the Title Deductible.

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Section 6.6 Notice of Environmental Defects; Remedies.

(a) If Purchaser discovers any Environmental Defect, then Purchaser may (but shall have no obligation to) deliver to Seller prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Environmental Defect Deadline”), an Environmental Notice with respect to such Environmental Defect. To assert a claim with respect to an Environmental Defect, and for such claim to be effective, Purchaser must deliver an Environmental Notice which substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline. Notwithstanding any other provision in this Agreement, Purchaser shall be deemed to have waived, and Seller shall have no Damages for, any Environmental Defect for which Seller has not received an Environmental Notice that substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline.

(b) With respect to each Company Asset for which Purchaser has asserted an Environmental Defect pursuant to a timely delivered Environmental Notice in substantial compliance with the definition of Environmental Notice (each such Company Asset, an “Environmental Defect Property”), Seller may elect (in its sole and absolute discretion, and in addition to Seller’s rights under Section 6.6(c)) to complete the cure of such Environmental Defect Property prior to Closing in accordance with Section 6.6(c), in which event any adjustment to the Cash Purchase Price with respect to such Environmental Defect Property shall be made, if applicable, at the time of Closing in accordance with Section 6.6(c).

(c) With respect to any Environmental Defect Property, until the time of Closing, Seller may, but shall have no obligation to, (i) dispute the existence of the Environmental Defect and/or the Environmental Defect Amount asserted with respect to such Environmental Defect Property pursuant to the provisions of Section 6.7 (each, an “Environmental Dispute Election”) or (ii) cure any Environmental Defect asserted with respect to such Environmental Defect Property prior to Closing. With respect to any Environmental Defect Property for which there is a timely delivered Environmental Dispute Election, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Environmental Defect Amount with respect thereto, with respect to each Environmental Defect Property timely reported under Section 6.6(a), if, at the time of Closing, Seller has cured (or partially cured) any Environmental Defect affecting any Environmental Defect Property, then the Cash Purchase Price shall not be adjusted (and if such Environmental Defect was only partially cured, the Cash Purchase Price shall be decreased by an amount equal to the portion of such Environmental Defect Amount that relates to the uncured portion of such Environmental Defect), or, if such Environmental Defect was not cured, the Cash Purchase Price shall be decreased by an amount equal to such Environmental Defect Amount that relates to such Environmental Defect. Notwithstanding anything set forth in this Section 6.6(c), if at the time of Closing, any Environmental Defect Property has an Environmental Defect, the Environmental Defect Amount of which is sixty percent (60%) or more of the Allocated Value of such Environmental Defect Property, then, at Purchaser’s election and upon written notice given to Seller prior to the Closing, Seller shall cause to be conveyed by the Company to Seller or its designee immediately prior to the Closing, as applicable, such Environmental Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Environmental Defect Property (and related or associated Company Assets), as applicable shall be excluded from the Closing, (B) if excluded, such Environmental Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Environmental Defect Property.

(d) Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until the aggregate of all Environmental Defect Amounts for Environmental Defects that remain uncured by Closing and that

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exceed the Environmental Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Environmental Deductible”), and then only to the extent that the aggregate of such Environmental Defect Amounts exceeds the Environmental Deductible.

Section 6.7 Title and Environmental Dispute Resolution. Seller and Purchaser shall attempt to agree on the existence of any Title Defects, Title Benefits and Environmental Defects, any Title Defect curative or Environmental Defect Remediation matters, and all Title Defect Amounts, Title Benefit Amounts and Environmental Defect Amounts by three (3) Business Days prior to the Closing Date. If, as of the Closing, the Parties cannot agree upon (a) the existence of a Title Defect or Title Benefit, the adequacy of any Title Defect curative materials submitted to Purchaser, the Title Defect Amount with respect to any Title Defect or the Title Benefit Amount with respect to any Title Benefit (each, a “Disputed Title Matter”) or (b) the existence of an Environmental Defect, the adequacy of any Environmental Defect Remediation performed by Seller, or the Environmental Defect Amount with respect to any Environmental Defect (each, a “Disputed Environmental Matter” and, together with any Disputed Title Matter, each a “Disputed Matter”), then, in each case, the Disputed Matter shall be submitted to arbitration in accordance with the provisions of Exhibit D attached hereto. At Closing, the Title Defect Amount, the Title Benefit Amount or the Environmental Defect Amount that is subject to the Disputed Matter (each a “Disputed Amount”) shall be paid by Purchaser into the Defect and Indemnity Escrow Account at Closing pending resolution of the Disputed Matter and the Closing Cash Payment shall be reduced by such Disputed Amount, and such Disputed Amount shall be released to Seller or Purchaser, as applicable, upon resolution of such Disputed Matter. Upon resolution of a Disputed Matter, the Parties shall instruct the Escrow Agent to release the applicable Disputed Amount to Seller or Purchaser, as applicable, within five (5) days after the resolution of such Disputed Matter.

Section 6.8 Special Warranty of Defensible Title. Notwithstanding anything herein to the contrary, if Closing occurs, then, Seller hereby warrants unto Purchaser Defensible Title as to each Company Lease, Company Unit and Company Well contained in the Company Assets against any Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Company or any of its Affiliates, but not otherwise, subject, however, to the Permitted Encumbrances. For purposes of Seller’s foregoing special warranty of Defensible Title, the value of the Company Leases and Company Units set forth in the Lease Annex and of the Company Wells set forth in the Well Annex shall be deemed to be the Allocated Value thereof. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Title Threshold and the Title Deductible shall in no way limit any claim by Purchaser pursuant to this Section 6.8.

ARTICLE 7

CONDITIONS TO CLOSING

Section 7.1 Conditions of Seller to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Purchaser and Purchaser Parent contained in Article 4 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) in all material respects (provided that, to the extent such representation or warranty is qualified by its terms by materiality, such qualification in its terms shall be inapplicable for purposes of this Section 7.1(a));

(b) Performance. Each of Purchaser and Purchaser Parent shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;

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(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.1(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.1(d) (as determined by Seller acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the Title Arbitrator and/or Environmental Arbitrator, as applicable. Notwithstanding anything herein to the contrary, solely for purposes of disputes resolved by the applicable Defect Arbitrator prior to Closing pursuant to this Section 7.1(d) and Section 7.2(d), (A) the Outside Date shall be tolled and extended by the number of days between the Scheduled Closing Date and the date the applicable Defect Arbitrator has issued his or her written determination, and (B) the arbitration provisions of Section 6.7 and Exhibit D shall be deemed amended such that (x) there shall only be one Title Arbitrator or Environmental Arbitrator, as applicable, selected by the mutual agreement of the Parties within five (5) Business Days of the Scheduled Closing Date (or failing such agreement, appointed by the Houston, Texas office of the American Arbitration Association), (y) each of Purchaser and Seller shall submit its proposed resolution within three (3) Business Days following the selection of the applicable Defect Arbitrator, and (z) the applicable Defect Arbitrator shall make his or her determination with ten (10) Business Days following submission of the disputed matters (but otherwise the arbitration provisions of Section 6.7 and Exhibit D shall remain unchanged);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) NYSE Listing. The Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;

(h) Closing Deliverables. Purchaser and Purchaser Parent shall have delivered (or be ready, willing and able to deliver) to Seller the documents and other items required to be delivered by Purchaser and Purchaser Parent under Section 8.3; and

(i) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

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Section 7.2 Conditions of Purchaser to Closing. The obligations of Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement are subject, at the option of Purchaser and Purchaser Parent, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Seller contained in Article 3 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) except to the extent any such failures of such representations and warranties to be true and correct, individually or in the aggregate, have not had a Material Adverse Effect (provided that, to the extent such representation or warranty is qualified by its terms by materiality or Material Adverse Effect, such qualification in its terms shall be inapplicable for purposes of this Section 7.2(a));

(b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Seller under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.2(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.2(d) (as determined by Purchaser acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the applicable Defect Arbitrator, subject to the last sentence of Section 7.1(d);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver) to Purchaser and Purchaser Parent the documents and other items required to be delivered by Seller under Section 8.2; and

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(h) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

ARTICLE 8

CLOSING

Section 8.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) March 16, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”).

Section 8.2 Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser and Purchaser Parent of their respective obligations pursuant to Section 8.3, Seller shall deliver or cause to be delivered to Purchaser and Purchaser Parent, as applicable, the following:

(a) counterparts of an assignment of the Acquired Membership Interests substantially in the form of Exhibit A attached hereto (the “Assignment of Interests”), duly executed by Seller;

(b) to the extent necessary to consummate the transactions contemplated hereby, any applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets in sufficient counterparts to facilitate filing with the applicable Governmental Authority, duly executed and delivered by the Company;

(c) the Closing Settlement Statement, duly executed by Seller;

(d) a certificate duly executed by an authorized corporate officer of Seller, dated as of the Closing, certifying on behalf of Seller that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been fulfilled;

(e) a certificate of non-foreign status of Seller (or, if Seller is treated as an entity disregarded as separate from its regarded owner for such purposes, its regarded owner) meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2) and Code Section 1446(f), duly executed by an authorized corporate officer of Seller or its regarded tax owner, as applicable;

(f) resignation letters or written evidence of the removal of each officer, director and manager of the Company, duly executed by the appropriate Person(s);

(g) counterparts of a registration rights agreement between Seller and Purchaser Parent substantially in the form of Exhibit E attached hereto (the “Registration Rights Agreement”), duly executed by Seller;

(h) documentation evidencing the completion of the actions required in Section 5.16(b);

(i) signatory change cards for each of the accounts of the Company listed on Schedule 3.27 duly executed by each authorized signatory for the applicable account and all such other documentation reasonably necessary to transfer ownership of such accounts;

(j) duly executed, acknowledged and recordable releases in a form reasonably acceptable to Purchaser of all mortgage liens, security interests and financing statements, in each case, securing indebtedness for borrowed money by Seller or its Affiliates that encumber the Company or any of the Company Assets;

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(k) if applicable, (x) a fully executed payoff letter, each in form and substance reasonably acceptable to Purchaser, from each lender of a Third-Party Loan, and (y) evidence reasonably acceptable to Purchaser that (A) each Third-Party Loan and any letters of credit or swap agreements (if any) with respect to such Third-Party Loan, and (B) any and all amounts payable or outstanding with respect thereto, shall have been discharged, repaid, backstopped, novated or terminated, as applicable;

(l) a duly executed payment guarantee (the “Guarantee”) of Seller’s payment obligations arising from and after the Closing pursuant to this Agreement to and for the benefit of Purchaser, substantially in the form of Exhibit F attached hereto;

(m) if applicable, a copy of any Excluded Assets Assignment executed by the Company and Seller or its designee;

(n) (i) true and complete copies of any audited financial statements (which shall be accompanied by an unqualified report of BDO USA, LLP) and any unaudited financial statements, in each case, that are required to be included under Item 2.01 of Form 8-K in connection with a Current Report on Form 8-K to be filed by Purchaser Parent under the Exchange Act as a result of consummation of the transactions contemplated hereby, assuming such Form 8-K is filed on the first Business Day immediately following the Closing Date and (ii) any consents of BDO USA, LLP required under the Securities Act or the Exchange Act in connection with the filing of such Current Report on Form 8-K;

(o) joint written instructions pursuant to the Escrow Agreement duly executed by Seller and directing the Escrow Agent to disburse to Seller an amount equal to (i) the Deposit, minus (ii) the Indemnity Escrow Amount; and

(p) all other documents and instruments reasonably required from Seller to transfer the Acquired Membership Interests to Purchaser.

Section 8.3 Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Seller of its obligations pursuant to Section 8.2, Purchaser and/or Purchaser Parent, as applicable, shall deliver or cause to be delivered to Seller the following:

(a) (i) a wire transfer of the Closing Cash Payment, in same-day funds to Seller, (ii) if applicable, a wire transfer of the aggregate Disputed Amount, in same-day funds to the Defect and Indemnity Escrow Account, and (iii) evidence of the issuance of the Purchaser Parent Shares (in book-entry form with customary restrictive legends) to Seller by instruction to the Purchaser Parent’s transfer agent or otherwise;

(b) a certificate by an authorized corporate officer of Purchaser and Purchaser Parent, dated as of the Closing, certifying on behalf of Purchaser that the conditions set forth in Section 7.1(a) and Section 7.1(b) have been fulfilled;

(c) counterparts of the Registration Rights Agreement, duly executed by Purchaser Parent;

(d) counterparts of the Assignment of Interests, duly executed by Purchaser;

(e) to the extent necessary to consummate the transactions contemplated hereby, applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets, duly executed and delivered by Purchaser;

(f) the Closing Settlement Statement, duly executed by Purchaser;

(g) joint written instructions pursuant to the Escrow Agreement duly executed by Purchaser and directing the Escrow Agent to disburse to Seller an amount equal to (i) the Deposit, minus (ii) the Indemnity Escrow Amount; and

(h) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.

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ARTICLE 9

TAX MATTERS

Section 9.1 Withholding. Each Party shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any other Party or any Affiliate thereof (and such Party and its Affiliates shall indemnify, defend and hold harmless the paying party and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that a paying Party shall use commercially reasonable efforts to provide to the other Party notice of any amounts otherwise payable that it intends to deduct and withhold at least five (5) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such withholding. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

Section 9.2 Tax Returns.

(a) Seller shall prepare or cause to be prepared all Tax Returns of the Company (i) required to be filed after the date hereof for all Pre-Effective Date Periods and (ii) required to be filed after the date hereof but on or prior to the Closing Date for all Straddle Periods (the “Seller Tax Returns”). Such Seller Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Seller Tax Return, Seller shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Purchaser for its review and reasonable comment. Purchaser or Seller, as applicable, will cause such Tax Return (as revised to incorporate Purchaser’s reasonable comments) to be timely filed and will provide a copy thereof to the non-filing Party. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Seller Tax Return filed by Purchaser, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

(b) Purchaser shall prepare or cause to be prepared all Tax Returns of the Company required to be filed after the Closing Date for all Straddle Periods (“Purchaser Tax Returns”). Such Purchaser Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Purchaser Tax Returns, Purchaser shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Seller for its review and reasonable comment. Purchaser will cause such Tax Return (as revised to incorporate Seller’s reasonable comments) to be timely filed and will provide a copy thereof to Seller. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Purchaser Tax Return, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

Section 9.3 Proration of Straddle Period Taxes.

(a) For purposes of determining the portion of any Taxes (other than Asset Taxes) that are payable with respect to any Straddle Period that constitute Seller Taxes, the portion of any such Taxes that is attributable to the portion of such Straddle Period ending on the Tax Effective Date shall be deemed equal to the amount that would be payable if the Tax period of the Company ended with (and included) the Tax Effective Date (provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on and including the Tax Effective Date and the portion of the Straddle Period beginning after the Tax Effective Date in proportion to the number of days in each portion of the Straddle Period).

(b) For purposes of determining the portion of any Assets Taxes that are payable with respect to any Straddle Period that constitute Seller Taxes, (I) Asset Taxes that are attributable to the severance or production of Hydrocarbons (other than such Asset Taxes described in clause (III), below) shall be allocated to the period or portion thereof in which the severance or production giving rise to such Asset

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Taxes occurred, (II) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (I) or (III)), shall be allocated to the period or portion thereof in which the transaction giving rise to such Asset Taxes occurred, and (III) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending on the Tax Effective Date and the portion of such Straddle Period beginning after the Tax Effective Date by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur on and before the Tax Effective Date, on the one hand, and the number of days in such Straddle Period that occur after the Tax Effective Date, on the other hand.

Section 9.4 Cooperation on Tax Returns and Tax Proceedings. Purchaser and Seller shall cooperate fully as and to the extent reasonably requested by another Party, in connection with the filing of Tax Returns and any Proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the Company, the Company Assets and Company Business. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller further agrees, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on Purchaser or the Company (including, but not limited to, with respect to the transactions contemplated hereby). Notwithstanding the above, the control and conduct of any Tax Proceeding that is a Claim shall be governed by Section 11.3.

Section 9.5 Transfer Taxes. Purchaser and Seller shall each be responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify the other against) the payment of one-half of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the purchase and sale of the Company pursuant to Section 1.1 (“Transfer Taxes”). Seller shall be solely responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify Purchaser against) the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from any other transactions contemplated by this Agreement, including any transactions relating to Excluded Assets. Purchaser and Seller shall cooperate in good faith to minimize, to the extent permissible under Law, the amount of any such Transfer Taxes.

Section 9.6 Tax Refunds. The amount of any refunds of Taxes of the Company for any Pre-Effective Date Period shall be for the account of Seller. The amount of any refunds of Taxes of the Company for any Tax period beginning after the Tax Effective Date shall be for the account of Purchaser. The amount of any refund of Taxes of the Company for any Straddle Period shall be equitably apportioned between Purchaser and Seller in accordance with the principles set forth in Section 9.3. Each Party shall forward, and shall cause its Affiliates to forward, to the Party entitled to receive a refund of Tax pursuant to this Section 9.6 the amount of such refund within 30 days after such refund is received, net of any costs or expenses incurred by such Party or its Affiliates in procuring such refund.

ARTICLE 10

TERMINATION

Section 10.1 Termination. This Agreement may be terminated at any time prior to Closing:

(a) by the prior written consent of Seller and Purchaser;

(b) by Seller or Purchaser, as applicable, by written notice to the other Party, if Purchaser or Seller, as applicable, is in material breach of any covenant or a representation in this Agreement, which breach would give rise to the failure of a condition set forth in Article 7 to be satisfied and is incapable

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of being cured, or if capable of being cured, is not cured, by such breaching Party by the earlier of (i) thirty (30) days following receipt of written notice from the non-breaching Party of such breach or (ii) the Outside Date; or

(c) by Seller or Purchaser, as applicable, by written notice to the other Party, if Closing has not occurred on or before April 30, 2020 (the “Outside Date”);

provided, however, that no Party shall be entitled to terminate this Agreement under Section 10.1(b) or Section 10.1(c) (except with respect to a failure of the condition set forth in Section 7.1(d) or Section 7.2(d)) if the Closing has failed to occur because such Party is in material breach of any of its representations or warranties hereunder or has failed to perform or observe in any material respect its covenants or agreements hereunder.

Section 10.2 Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 1.2 (to the extent necessary to give meaning to the following Articles and Sections), Section 3.12, Section 4.10, Section 5.1, Section 5.4, Section 5.16 (insofar only as Seller has a right to be reimbursed), Section 6.2(b), Article 10, Section 12.1, Section 12.2, Section 12.3, Section 12.6, Section 12.7, Section 12.8, Section 12.9, Section 12.11, Section 12.13, Section 12.14, Section 12.15, Section 12.16, Section 12.17 and Section 12.19 and of the Confidentiality Agreement, all of which shall continue in full force and effect). Notwithstanding anything to the contrary in this Agreement, the termination of this Agreement under Section 10.1 shall not relieve any Party from Damages for any willful failure to perform or observe in any material respect any of its agreements or covenants contained herein that are to be performed or observed at or prior to Closing.

(b) If Seller has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Purchaser or the failure of Purchaser to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Purchaser set forth in Section 7.2 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.1 at Closing) have been met, or waived in writing by Purchaser, and (ii) Seller is ready, willing and able to perform its obligations under Section 8.2 (other than those requiring the cooperation of Purchaser, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Seller, Seller shall have the right to, at its option, (1) seek the specific performance of Purchaser hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Purchaser as liquidated damages. For the avoidance of doubt, Seller shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. The provision for payment of liquidated damages in this Section 10.2(b) has been included because, in the event of a termination of this Agreement permitting Seller to receive the Deposit, the actual damages to be incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for herein and because the actual amount of such damages would be difficult if not impossible to measure accurately. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Seller or Section 10.1(c) by either Party as of the Outside Date, then Seller shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Purchaser then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(c) If Purchaser has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Seller or the failure of Seller to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Seller set forth in Section 7.1 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.2 at Closing) have been met, or waived in writing by Seller, and (ii) Purchaser is ready,

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willing and able to perform its obligations under Section 8.3 (other than those requiring the cooperation of Seller, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Purchaser, Purchaser shall have the right to, at its option, (1) seek the specific performance of Seller hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and be entitled to (x) receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Seller (provided that in such event, Seller agrees to execute any joint written instructions required under the terms of the Escrow Agreement such that Purchaser may receive its remedy under the foregoing subpart (2)(x)), and (y) seek to recover actual damages from Seller up to an amount equal to the amount of the Deposit. For the avoidance of doubt, Purchaser shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Purchaser or Section 10.1(c) by either Party as of the Outside Date, then Purchaser shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Seller then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(d) If this Agreement is terminated by the mutual written agreement of the Parties, or this Agreement is otherwise terminated pursuant to Section 10.1 and the Closing does not occur for any reason other than as set forth in Section 10.2(b) or Section 10.2(c), then Purchaser shall be entitled to the return of the Deposit, free of any claims by Seller with respect thereto.

(e) If either Seller or Purchaser are entitled to a distribution of the Deposit pursuant to this Section 10.2, each Party shall, within two (2) Business Days of the date of such termination, deliver to the Escrow Agent an executed counterpart of a joint written instruction in compliance with the terms of the Escrow Agreement directing the Escrow Agent to disburse the Deposit (together with any interest or income actually earned thereon) to the applicable Party as set forth in this Section 10.2. Upon termination, Seller shall have the right to sell the Acquired Membership Interests without any encumbrance or claim by Purchaser.

ARTICLE 11

ASSUMPTION; INDEMNIFICATION; LIMITATIONS

Section 11.1 [Reserved].

Section 11.2 Indemnification.

(a) From and after Closing, Purchaser shall indemnify, defend and hold harmless Seller and its current and former Affiliates (other than the Company) and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Seller Indemnified Parties”) from and against all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from the ownership of the Company or the Company Assets;

(ii) caused by or arising out of or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements contained in this Agreement; and/or

(iii) caused by or arising out of or resulting from any breach of any representation or warranty made by Purchaser contained in Article 4 of this Agreement or in the certificate delivered at Closing pursuant to Section 8.3(b);

but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 11.2(b) at the time the Claim Notice is presented by Purchaser.

Without limiting in any manner the provisions of this Section 11.2(a), in addition to Damages resulting from third-party claims, the indemnification obligations of Purchaser pursuant to Section 11.2(a) and the term

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“Damages” as used in this Section 11.2(a) are intended to and do cover Damages incurred by any Seller Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Purchaser and (ii) do not involve any third-party claim.

(b) From and after Closing, Seller shall indemnify, defend and hold harmless Purchaser, its current and former Affiliates and its and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Purchaser Indemnified Parties”) against and from all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from (A) Seller’s breach of any of Seller’s covenants or agreements contained in this Agreement or (B) Seller’s breach of the representation and warranty in Section 6.8 (to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages in clause (B), including, for the avoidance of doubt, any covered amounts within the applicable retention of the R&W Policy);

(ii) caused by or arising out of or resulting from (A) any breach of any Fundamental Representation or any representation or warranty in Section 3.7 (Taxes), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d), to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages, or (B) any breach of any representation or warranty made by Seller contained in Article 3 of this Agreement (other than the Fundamental Representations and the representations and warranties in Section 3.7 (Taxes)), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d) in respect of such Damages, and only to the extent of fifty percent (50%) of the amount of such Damages; provided, however, that, notwithstanding anything to the contrary, if a claim under this Section 11.2(b)(ii) for a breach of any of Seller’s representations and warranties in Article 3 is excluded under the R&W Policy pursuant to a final, non-appealable order, Seller shall indemnify the Purchaser Indemnified Parties in accordance with the limits set forth in Section 11.2(d), Section 11.4(a), Section 11.4(e), and Section 11.4(f), as applicable, from and against a breach of the representations and warranties insured under the R&W Policy with respect to which: (i) the material facts, events and conditions that caused such breach to exist first occurred after the Execution Date and (ii) a “deal team member” under the R&W Policy acquires, prior to the Closing Date, (x) actual, conscious awareness of such facts, events and conditions, and (y) actual, conscious awareness that such facts, events and conditions actually constitute a breach (such breach, an “Interim Breach”, and this proviso, the “Interim Breach Provision”); and/or

(iii) relating to Seller Taxes.

Without limiting in any manner the provisions of this Section 11.2(b), in addition to Damages resulting from third-party claims, the indemnification obligations of Seller pursuant to Section 11.2(b) and the term “Damages” as used in this Section 11.2(b) are intended to and do cover Damages incurred by any Purchaser Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Seller and (ii) do not involve any third-party claim.

(c) Notwithstanding anything to the contrary contained in this Agreement, from and after Closing, Seller’s and Purchaser’s exclusive remedy against each other with respect to (i) breaches of the representations, warranties, covenants and agreements of the Parties contained in Articles 3, 4, 5, 6 and 9 and the affirmations of such representations, warranties, covenants and agreements contained in the certificates delivered by each Party at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, is set forth in this Article 11, (ii) Environmental Defects (but excluding any breach of the representations or warranties under Section 3.8), is set forth in Article 6, and (iii) with respect to Title Defects, is set forth in Article 6. Except for the remedies contained in Article 6, this Section 11.2 and

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any other remedies available to the Parties at law or in equity for breaches of provisions of this Agreement other than Articles 3, 4, 5, 6 and 9, from and after the Closing, Seller releases, remises and forever discharges, waives and covenants not to sue Purchaser Indemnified Parties, and Purchaser releases, remises and forever discharges, waives and covenants not to sue Seller Indemnified Parties, in each case, from or for any and all Damages based on, relating to or arising out of this Agreement, or, to the extent arising prior to Closing, the ownership or operation of the Company or the Company Assets, or the condition, quality, status or nature of the Company Assets or the assets of the Company Business, including rights to cost recovery or contribution under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, claims under any other Environmental Laws, breaches of statutory and implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, or any rights under insurance policies issued or underwritten by the other Party or Parties or any of its or their Affiliates.

(d) “Damages” means, subject to Section 12.17, any actual liability, loss, cost, expense, claim, award, judgment, violations, filings, investigations, administrative proceedings, actions, causes of action, suits, other legal proceedings, assessments, damages, deficiencies, Taxes, penalties, fines, obligations, responsibilities, payments and other charges (including costs and expense of operating the Company Assets) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory), whether attributable to personal injury, death, property or natural environmental resource damage, contract claims, torts or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of Remediation of such matters, and the costs of enforcement of the indemnity. Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification under the Interim Breach Provision for any Damages that does not individually exceed Fifty Thousand Dollars ($50,000).

(e) Any claim for indemnity under this Section 11.2 by any current or former Affiliate, member, manager, director, officer, employee, agent, advisor or representative must be brought and administered by the applicable Party to this Agreement that such Person is associated therewith. No Indemnified Person other than Seller and Purchaser shall have any rights against Seller or Purchaser under the terms of this Section 11.2 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 11.2(e). Each of Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section 11.2(e) on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no Damages to any such other Indemnified Person for any action or inaction under this Section 11.2(e).

(f) After becoming aware of any fact, event, circumstance or condition that has given rise to or would reasonably be expected to give rise to any Damages, the Indemnified Persons shall use commercially reasonable efforts to mitigate Damages, for which efforts such Indemnified Persons are entitled or may be entitled to indemnification under this Section 11.2; provided that, to the extent the Indemnified Person incurs any costs or expenses in connection with such mitigation efforts, the Indemnifying Person shall reimburse the Indemnified Person with respect thereto upon the Indemnified Person providing the Indemnifying Person reasonable evidence of such costs and expenses.

(g) The Parties shall treat, for U.S. federal income Tax purposes, any amounts paid under this Article 11 as an adjustment to the Purchase Price.

Section 11.3 Indemnification Actions. All claims for indemnification under Section 11.2 shall be asserted and resolved as follows:

(a) For purposes of this Article 11, the term “Indemnifying Person” when used in connection with particular Damages means the Person having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 11, and the term “Indemnified Person”

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when used in connection with particular Damages means a Person having the right to be indemnified with respect to such Damages pursuant to this Article 11 (including those Persons identified in Section 11.2(e)).

(b) To make a claim for indemnification under Section 11.2, an Indemnified Person shall notify the Indemnifying Person of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). The amount claimed shall be paid by the Indemnifying Person to the extent required herein within thirty (30) days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs. In the event that the claim for indemnification is based upon a claim by a third Person against the Indemnified Person (a “Claim”), the Indemnified Person shall provide its Claim Notice within thirty (30) days after the Indemnified Person has received a written claim from such third Person and shall enclose a copy of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnified Person to give notice of a Claim as provided in this Section 11.3 shall not relieve the Indemnifying Person of its obligations under Section 11.2 except to the extent (and only to the extent) such failure materially prejudices the Indemnifying Person’s ability to defend against the Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Claim under this Article 11. The Indemnified Person may, during such thirty (30) day period and upon three (3) days’ prior written notice to the Indemnifying Person, file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d) If the Indemnifying Person admits its obligation, it shall have the right and obligation to defend, at its sole cost and expense, the Claim, and the Indemnifying Person shall conduct such defense diligently with counsels reasonably satisfactory to the Indemnified Person; provided that no Indemnifying Person shall have the obligation to defend any Claim for which coverage is being sought under the R&W Policy. The Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim. Notwithstanding the foregoing, if counsel for the Indemnified Person reasonably determines that there is a conflict between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of such Claim or that there are legal defenses available to such Indemnified Person different from or in addition to those available to the Indemnifying Person, then one counsel for the Indemnified Person shall be entitled, if the Indemnified Person so elects, to participate in or conduct the defense to the extent reasonably determined by such counsel to protect the interests of the Indemnified Person, at the expense of the Indemnifying Person; provided that in no event shall the Indemnifying Person be required to pay the fees and expenses of more than one counsel selected by the Indemnified Person. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate in contesting any Claim which the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross-complaint against any Person). The Indemnified Person may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Person pursuant to this Section 11.3(d). No settlement of a Claim may be made by the Indemnifying Person without the written consent of the Indemnified Person, such consent not to be unreasonably withheld; provided, that such consent shall not be required for any settlement of a Claim that (i) is for monetary damages only and all of which have been fully discharged by the Indemnifying Person, (ii) does not include any ongoing obligations with respect to the Indemnified Person and (iii) absolves the Indemnified Person of all Damages with respect to such Claim.

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(e) If the Indemnifying Person does not admit its obligation or admits its obligation but fails to defend or settle the Claim, then the Indemnified Person shall have the right to defend against the Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder), with counsel of the Indemnified Person’s choosing. If the Indemnifying Person has not yet admitted its obligation to indemnify the Indemnified Person, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation for indemnification with respect to such Claim and assume the defense thereof or (ii) if the Indemnifying Person fails to assume such defense within the time period provided above, the Indemnified Person may settle the same in the Indemnified Person’s reasonable discretion at the Indemnifying Person’s expense.

(f) In the case of a claim for indemnification not based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) completely cure the Damages complained of, (ii) admit its obligation to provide indemnification with respect to such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has completely cured the Damages or that it disputes the claim for such Damages, the Indemnifying Person shall be conclusively deemed obligated to provide indemnification hereunder.

Section 11.4 Limitation on Actions.

(a) The right to assert an indemnification claim with respect to the representations and warranties of Seller and Purchaser in Articles 3 and 4, and the corresponding representations and warranties given in the certificates delivered at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, shall survive the Closing for three (3) years, except that the right to assert an indemnification claim with respect to (i) the representations and warranties of Seller in Sections 3.1(a), (b), (c) and (e) (Seller), Sections 3.2(a), (c), (d) and (e) (The Company), Section 3.3 (Subsidiaries) and Section 3.12 (Liability for Brokers’ Fees), Section 3.26 (Bankruptcy), Section 3.30 (Bonds; Letter of Credit and Guarantees) and Section 3.33 (Specified Matters) (such representations and warranties being collectively, the “Fundamental Representations”) shall survive the Closing for six (6) years, (ii) the representations and warranties of Seller in Section 3.7 (Taxes) shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations, and (iii) the representations and warranties of Purchaser in Section 4.1 (Existence and Qualification), Section 4.2 (Power), Section 4.3 (Authorization and Enforceability), Section 4.8 (Investment Intent), Section 4.10 (Liability for Brokers’ Fees), Section 4.12 (Issuance of Purchaser Parent Shares) and Section 4.16 (Bankruptcy) shall survive the Closing for six (6) years, and except, further, that the representations and warranties of Purchaser in Section 4.13 (SEC Reports) shall survive the Closing for one (1) year.

(b) The right to assert an indemnification claim for the breach of any other covenant or agreement of the Parties in this Agreement: (i) that is to be performed at or prior to Closing shall survive the Closing for twelve (12) months; or (ii) that is to be performed following Closing shall survive until twelve (12) months following the period provided in such covenants and agreements, if any, or until fully performed, except that the right to assert an indemnification claim with respect to the covenants set forth in Article 9 shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations. Seller’s special warranty of Defensible Title in Section 6.8 shall survive the Closing for six (6) years.

(c) Representations, warranties, covenants and agreements shall be of no further force and effect after the date of the expiration of a right to assert an indemnification claim with respect thereto, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to the applicable expiration date.

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(d) The indemnities in Section 11.2(a)(ii), Section 11.2(a)(iii), Section 11.2(b)(i) and Section 11.2(b)(ii) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date. The indemnities in Section 11.2(a)(i) shall continue without time limit. The indemnity in Section 11.2(b)(iii) shall survive the Closing until ninety (90) days after the applicable statute of limitations has run, except as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(e) Seller shall not have any liability for any indemnification under the Interim Breach Provision, until and unless the aggregate amount of the liability for all Damages for which Claim Notices are delivered by Purchaser for indemnification under such Section exceed an amount equal to four percent (4%) of the Unadjusted Purchase Price, and then only to the extent such Damages exceed such amount. Seller shall not have any liability for any indemnification under the Interim Breach Provision unless Purchaser provides Seller with written notice of an Interim Breach prior to the Closing Date in accordance with the notice provisions of this Agreement; provided that this requirement of Purchaser to provide written notice of any Interim Breach prior to the Closing Date shall not apply to Interim Breaches and/or the circumstance giving rise thereto notified by Seller to Purchaser pursuant to this Agreement.

(f) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) Seller shall not be required to indemnify Purchaser for claims under the Interim Breach Provision for aggregate Damages in excess of an amount equal to ten percent (10%) of the Unadjusted Purchase Price, (ii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(ii)(B) for aggregate Damages in excess of an amount equal to $295,272.73, (iii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(i)(B) or Section 11.2(b)(ii)(A) for aggregate Damages in excess of an amount equal to $922,727.27, and (iv) Seller’s total Damages and liabilities arising out of this Agreement or the transactions contemplated hereunder, including with respect to indemnity obligations under Section 11.2(b) shall not exceed one hundred percent (100%) of the Unadjusted Purchase Price. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Parties intend that Seller’s sole and exclusive exposure from and after Closing with respect to the representations and warranties in Article 3 or in the closing certificate delivered pursuant to Section 8.2(d) shall be limited to the amounts set forth in Section 11.4(f)(i), Section 11.4(f)(ii), Section 11.4(f)(iii) and Section 11.4(f)(iv), as applicable.

(g) Notwithstanding anything herein to the contrary, for both the purposes of determining whether or not the representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) has been breached, and the purposes of determining the amount of any Damages for which any Indemnifying Person is obligated to indemnify under Section 11.2(a)(iii) or Section 11.2(b)(ii), such determination of breach and calculation of Damages shall be made by excluding and without giving effect to any qualifiers as to materiality or Material Adverse Effect set forth in any representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) (except in the case of the representations and warranties set forth in Section 3.14(a) and the representations and warranties made in respect of the Tax Partnerships as a result of Section 3.7(p) and the corresponding representations and warranties in any closing certificate delivered pursuant to Section 8.2(d)).

(h) The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 11 shall be reduced by the amount of insurance proceeds actually realized by the Indemnified Person or its Affiliates with respect to such Damages (net of any reasonable and documented collection costs, including all the costs and expenses incurred by third parties in investigating, prosecuting, defending and collecting such recovered amount and, any deductibles paid to obtain insurance coverage, and excluding the proceeds of any insurance policy issued or underwritten by the Indemnified Person or its Affiliates). From and after the Closing, Seller shall

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(without any obligation to incur out of pocket costs, expenses, or any obligation of Seller to undertake any liability or obligation to any Person) use good faith efforts to reasonably cooperate with Purchaser in connection with any claim made by Purchaser under the R&W Policy. Notwithstanding the foregoing, or any other provision herein, except solely with respect to the Interim Breach Provision, the risk that the R&W Policy will not respond or otherwise provide coverage (excluding, for the avoidance of doubt, retention under the R&W Policy) with respect to a given claim shall be borne entirely by Purchaser.

(i) Notwithstanding anything to the contrary contained herein, all payments made or to be made under this Article 11 to Purchaser shall be made by Seller by payment in cash and not via the return of any Purchaser Parent Shares.

(j) The representations, warranties and covenants of each of the Parties set forth in this Agreement, subject to the express exceptions thereto, shall not be affected by any information furnished to, or any investigation or audit conducted before or after the Closing Date by, any Person in connection with the transactions contemplated hereby. In order to preserve the benefit of the bargain otherwise represented by this Agreement, each Party shall be entitled to rely upon the representations, warranties, covenants and agreements of the other Party or Parties set forth herein notwithstanding any investigation or audit conducted or any knowledge acquired (or capable of being acquired) before or after the Closing Date or the decision of any Party to complete the Closing. The right to indemnification or other remedy based on any of the representations, warranties, covenants or agreements in this Agreement shall not be affected by any investigation or audit conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or agreement.

(k) Notwithstanding anything in this Agreement to the contrary, in no event shall any Indemnified Person be entitled to recover any Damages to which such Indemnified Person has already recovered the full amount of such Damages pursuant to another provision of this Agreement or any document in connection herewith, or otherwise, and any liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant, or agreement.

Section 11.5 Escrow Claims.

(a) If any amounts are due by Seller to Purchaser pursuant to this Article 11 (other than this Section 11.5), then, first, (i) 24.642% (the “Escrow Percentage”) of such amounts shall be satisfied from the Indemnity Escrow Amount and (ii) 75.358% of such amounts shall be paid by Seller and supported by the Guarantee, provided that such amounts may be paid directly to Purchaser by the guarantor under the Guarantee, thereafter, to the extent that Purchaser is determined to be owed by Seller amounts pursuant to Section 11.5(a)(i) in excess of the Indemnity Escrow Amount, Purchaser may seek payment for such amounts from Seller.

(b) If Seller does not dispute any claim made by Purchaser against Seller pursuant to this Article 11 (other than this Section 11.5), at Purchaser’s written election, Seller and Purchaser shall provide written instructions to the Escrow Agent in accordance with the Escrow Agreement to disburse to Purchaser the Escrow Percentage of the amount of the undisputed claim. If Seller disputes any claim made by Purchaser pursuant to this Article 11 (other than this Section 11.5), then upon final determination of the applicable disputed amount or Damages (or a settlement between the Parties), as applicable, with respect to such claim, at Purchaser’s written election, Seller and Purchaser shall provide written instructions to the Escrow Agent to disburse to Purchaser the Escrow Percentage of the amount determined by such final determination or settlement to be due.

(c) On the date that is twenty-four (24) months after the Closing Date, Purchaser and Seller shall instruct the Escrow Agent to release to Seller (or its designee) the then existing amount of the

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Indemnity Escrow Amount, save and except (i) the aggregate amount of all unsatisfied claims for indemnification that Purchaser has made against Seller on or before such date pursuant to this Article 11 (other than this Section 11.5) and which are subject to satisfaction (in whole or in part) from the Indemnity Escrow Amount plus (ii) the Escrow Percentage of the aggregate amount of all disputed amounts or Damages that have not been resolved as of such date. After all disputed claims have been finally determined, and any amounts required to be paid to Purchaser from the Indemnity Escrow Amount pursuant to such final determination, if any, have been paid, any remaining amount of the Indemnity Escrow Amount shall be paid to Seller and Seller and Purchaser shall provide joint written instructions to the Escrow Agent as soon as practicable after such determination to disburse to Seller (or its designee) such amount.

(d) At any time, the Parties may jointly instruct, in the manner provided in the Escrow Agreement, the Escrow Agent to transfer all or a portion of the remaining balance of the Indemnity Escrow Account to either Seller or Purchaser, as the Parties may agree. Prior to the Closing Date, or from and after the Closing and prior to the date that is twenty-four (24) months after the Closing Date, if the Parties agree that Seller’s payment obligations with respect to certain amounts due by Seller to Purchaser pursuant to Article 11 and Section 11.5(a)(i) shall be guaranteed by an affiliate of GSO Capital Partners, reasonably acceptable to Purchaser, pursuant to a duly executed payment guarantee for the benefit of Purchaser in the form reasonably satisfactory to Purchaser (the “Additional Guarantee”), then, if prior to the Closing Date the Parties shall agree upon the new Escrow Indemnity Amount based upon the amount being supported by the Additional Guarantee, and if after the Closing Date, the Parties shall jointly instruct, in the manner provided in the Escrow Agreement, the Escrow Agent to transfer such amount of the remaining balance of the Indemnity Escrow Account to Seller (or its designee) as is then being guaranteed pursuant to the Additional Guarantee.

(e) Any interest or other income on the Indemnity Escrow Amount shall be allocable to Seller for Tax purposes pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations.

ARTICLE 12

MISCELLANEOUS

Section 12.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Agreement.

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Section 12.2 Notices. All notices, statements and other written communications that are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Seller:	Castex Energy 2014, LLC c/o Riverstone Investment Group LLC 712 Fifth Avenue, 36th Floor New York, New York 10019 Attention: General Counsel Telephone: (212) 993-0076 Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423 Email: jeff.munoz@lw.com

If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com

with a copy to:	Vinson & Elkins LLP 1001 Fannin Street, Suite 2500 Houston, Texas 77002-6760 Attention: Mingda Zhao; Lande Spottswood Telephone: (713) 758-2069; (713) 758-2326
Email: mzhao@velaw.com; lspottswood@velaw.com

Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party hereto to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

Section 12.3 Expenses. Except as provided in Section 5.5, Section 5.16 and Section 9.5, all expenses incurred by Seller (or by the Company) in connection with or related to the authorization, preparation or execution of this Agreement, and the Exhibits, Annexes and Schedules hereto, and all other documents to be delivered at the Closing, including all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

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Section 12.4 Records.

(a) At Closing, Seller shall deliver all Company Records that are in electronic format to Purchaser.

(b) Within fifteen (15) Business Days after the Closing Date, Seller shall deliver or cause to be delivered to Purchaser original copies of the Company Records.

(c) Seller may retain the Excluded Company Records and a copy of those Company Records relating to Tax and accounting matters that pertain to (i) non-Income Tax matters related to the Company; or (ii) non-unitary state income Tax Returns, in each case to the extent such Tax Returns are reasonably necessary to satisfy Seller’s Tax Return filing obligations under Section 9.2 or applicable Laws; provided that, pursuant to Section 12.4(b), Seller shall provide Purchaser with the original copies of such Tax Returns to the extent they constitute Company Records.

Section 12.5 Name Change. Within ten (10) Business Days after the Closing Date, Purchaser shall make the filings required in the Company’s jurisdiction of organization to eliminate the name “Castex” and any variants thereof from the name of the Company. As promptly as practicable, but in any case within ninety (90) days after the Closing Date, Purchaser shall (a) make all other filings (including assumed name filings) required to reflect the change of name in all applicable records of Governmental Authorities and (b) eliminate the use of the name “Castex” and variants thereof from the Company Assets, and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates. Purchaser shall be solely responsible for any direct or indirect costs or expenses resulting from the change in use of name, and any resulting notification or approval requirements.

Section 12.6 Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Texas, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

Section 12.7 Dispute Resolution. Each Party (i) consents to personal jurisdiction in any action brought in the state or federal courts located in Harris County, Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Agreement (including any claims made in contract, tort or otherwise relating to this Agreement or the transactions contemplated hereby), (ii) hereto agrees that any action instituted by it against the other with respect to any such dispute, controversy or claim (except to the extent a dispute, controversy, or claim arising out of or in relation to or in connection with the allocation of the Purchase Price pursuant to Section 2.2 or the determination of the final Cash Purchase Price pursuant to Section 2.4(b) is referred to an expert pursuant to those Sections) will be instituted exclusively in the state or federal courts located in Harris County, Texas and (iii) waives any rights it may have to defenses of improper venue or inconvenient forum with respect to any such dispute, controversy or claim brought in the courts contemplated by this Section 12.7. THE PARTIES HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT.

Section 12.8 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 12.9 Waivers. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by the Party to whom compliance is owed and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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Section 12.10 Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Party delegate any of its rights or duties hereunder, without the prior written consent of the other Parties and any transfer or delegation made without such consent shall be void; provided, however, (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Purchaser shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Purchaser’s obligations hereunder, but such assignment will not relieve Purchaser of its obligations hereunder in the event of the failure of performance by such assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 12.11 Entire Agreement. The Confidentiality Agreement, this Agreement, the Escrow Agreement, the Registration Rights Agreement and the documents to be executed hereunder and the Exhibits, Annexes and Schedules attached hereto constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 12.12 Amendment. This Agreement may be amended or modified only by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification.

Section 12.13 No Third-Person Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described in Section 5.12, Section 11.2(e) and Section 12.7 and except as otherwise provided in the Guarantee to be delivered pursuant to Section 8.2(l).

Section 12.14 Headings. Headings have been provided for the sections of this Agreement, the Schedules, Annexes and Exhibits for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.15 References. In this Agreement:

(a) references to any gender includes a reference to all other genders;

(b) references to the singular includes the plural, and vice versa;

(c) reference to any Article or Section means an Article or Section of this Agreement;

(d) reference to any Exhibit, Annex or Schedule means an Exhibit, Annex or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;

(e) unless expressly provided to the contrary, “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement;

(f) unless expressly provided to the contrary, the word “or” is not exclusive;

(g) references to “$” or “Dollars” means United States Dollars;

(h) any accounting terms not otherwise defined herein have the meaning ascribed to it by the Accounting Principles;

(i) references to any applicable Law means such applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder; and

(j) “include” and “including” means include or including without limiting the generality of the description preceding such term.

Section 12.16 Construction. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This

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Agreement is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof.

Section 12.17 Limitation on Damages. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT DOES NOT AUTHORIZE EITHER SELLER OR PURCHASER TO MAKE CLAIMS, INCLUDE IN CALCULATION OR SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN PUNITIVE, SPECIAL OR INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN PUNITIVE, SPECIAL OR INDIRECT DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH RESPONSIBILITY IS ALLOCATED BETWEEN THE PARTIES PURSUANT TO THE TERMS OF THIS AGREEMENT), AND EACH OF SELLER AND PURCHASER EXPRESSLY WAIVES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.18 Specific Performance. Each of the Parties acknowledges that its obligations hereunder are unique and that remedies at law, including monetary damages, will be inadequate in the event it should default in the performance of its obligations under this Agreement. Accordingly, in the event of any breach of any agreement or covenant set forth in this Agreement (other than under Articles 3 and 4), Purchaser, in the case of a breach by Seller, and Seller, in the case of a breach by Purchaser, may be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent breaches of this Agreement and to order the defaulting Party to affirmatively carry out its obligations under this Agreement, and each of the Parties hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach. Such equitable relief shall be in addition to any other remedy to which each of the Parties are entitled to at law or in equity as a remedy for such nonperformance, breach or threatened breach. Each of the Parties hereby waives any requirements for the securing or posting of any bond with such equitable remedy. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by any of the Parties, each of whom expressly reserves any and all rights and remedies available to it at law or in equity in the event of any breach or default by the others under this Agreement prior to the Closing.

Section 12.19 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

[SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties as of the Execution Date.

SELLER:

CASTEX ENERGY 2014, LLC

By:	/s/ Aaron Killian
Name: Aaron Killian
Title: Vice President

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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EXHIBITS, ANNEXES AND SCHEDULES

TO THE CASTEX ENERGY 2014 PURCHASE AND SALE AGREEMENT

The Article and Section references set forth in the Exhibits, Annexes and Schedules refer primarily to the Articles or Sections of that certain Purchase and Sale Agreement, dated as of December 10, 2019, 2019, by and among Castex Energy 2014, LLC, as Seller, Talos Production Inc., as Purchaser, and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc. (the “Castex 2014 PSA”), related to the sale of the equity interests in GOME 1271 LLC, a Delaware limited liability company (the “Company”). Capitalized terms used herein but not defined have the respective meanings assigned to such terms in the Castex 2014 PSA.

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EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Form of Excluded Assets Assignment
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Seller Guarantee
Exhibit G	R&W Policy
Exhibit H	Effective Time Net Working Capital

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Certain Company Seismic Data
Part F	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.21(e)	Idle Iron Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.29	Casualty Losses
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees

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Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Company
Schedule 5.10	Affiliate Transactions

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Exhibit Version

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP INTERESTS

This Assignment of Membership Interests (this “Assignment”) is executed as of [                    ], 2019 (the “Closing Date”), by and between Castex Energy 2014, LLC, a Delaware limited liability company (“Assignor”), and Talos Production Inc., a Delaware corporation (“Assignee”). Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA (as defined below).

BACKGROUND:

A. Reference is made to that certain Purchase and Sale Agreement by and among Assignor, Assignee and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”).

B. Assignor owns all of the issued and outstanding membership interests of GOME 1271 LLC, a Delaware limited liability company (the “Company”, and such membership interests, collectively, the “Acquired Membership Interests”).

C. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Acquired Membership Interests (the “Assignment”).

D. After giving effect to the Assignment, Assignee will hold all of the Acquired Membership Interests.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ASSIGNMENT:

1. Assignment. Subject to the terms and conditions of this Assignment and the PSA, Assignor hereby irrevocably sells, transfers, conveys, assigns and delivers to Assignee the Acquired Membership Interests.

2. Acceptance and Assumption. Subject to the terms and conditions of this Assignment and the PSA, Assignee hereby accepts, and assumes ownership of, the Acquired Membership Interests.

3. Effect of Assignment. Effective as of Closing (and without limiting any of the liability or expense allocations set forth in the PSA), (i) Assignee shall be the owner of the Acquired Membership Interests in accordance with this Assignment, (ii) Assignee shall be admitted as a Member (as defined in the Organizational Documents of the Company) of the Company, such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of the Company to reflect such admission and (iii) Assignor shall be deemed to have withdrawn as a Member of the Company, cease to be a Member of the Company and cease to have any right, title or interest in or to the Acquired Membership Interests and/or the Company and, except as provided in the PSA, shall have no further obligations with respect to the Acquired Membership Interests or the assets or liabilities of the Company or otherwise under the Organizational Documents of the Company.

4. PSA. Assignor and Assignee acknowledge and agree that this Assignment is being delivered under, and is subject to, all of the terms, conditions and limitations stated in the PSA. Nothing in this Assignment shall be deemed to supersede, enlarge or modify any of the provisions of the PSA. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

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5. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

6. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

7. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Assignment as of the Closing Date.

ASSIGNOR:

CASTEX ENERGY 2014, LLC

By:
Name:
Title:

[Signature Page to Castex 2014 Assignment of Membership Interests]

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ASSIGNEE:

TALOS PRODUCTION INC.

By:
Name:
Title:

[Signature Page to Castex 2014 Assignment of Membership Interests]

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Exhibit Version

EXHIBIT B

FORM OF EXCLUDED ASSETS ASSIGNMENT

This Excluded Assets Assignment (this “Assignment”), executed as of [●], 2020 and immediately prior to the closing (the “Closing”) of the transactions contemplated by the PSA (as defined below), is made by and between Castex Energy 2014, LLC, a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019 (“Assignee”) and GOME 1271 LLC (“Assignor”), a Delaware limited liability company whose address is c/o Riverstone Investment Group LLC, 712 Fifth Avenue, 36th Floor, New York, New York 10019. Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA.

BACKGROUND:

A. Pursuant to Section 1.3 of that certain Purchase and Sale Agreement, by and among Assignee, Talos Production Inc., a Delaware corporation (“Purchaser”), and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation, dated December [    ], 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”), the parties thereto agreed that Assignee would cause Assignor to assign to Assignee the Assets (as defined below).

B. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Assets.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Assignor, effective as of immediately prior to the Closing, hereby grants, bargains, sells, assigns, conveys and delivers to Assignee all of Assignor’s right, title and interest in and to, and all of its obligations under, arising out of, or relating to, the following described assets (collectively, the “Assets”):

(a) the Excluded Company Records (as defined below);

(b) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i) of the PSA, Assignor’s right with respect to all claims and causes of action of Assignor arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(c) subject to Section 5.13 of the PSA, all rights and interests of Assignor (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

(d) all of Assignor’s personal computers and associated peripherals;

(e) all of Assignor’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(f) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

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(g) Assignee’s or its Affiliates’ (including Assignor’s) Loan instruments or any other indebtedness for borrowed money;

(h) any assets that are excluded from the transactions contemplated under the PSA pursuant to the terms of the PSA;

(i) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument established or maintained, whether held by Assignor or any other Person on behalf of Assignor, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of Assignor, including those listed on Exhibit A attached hereto; and

(j) any assets described on Exhibit B attached hereto.

TO HAVE AND TO HOLD the Assets, together with all rights, titles, interests, estates, remedies, powers, privileges, and appurtenances in any way appertaining or belonging thereto, unto Assignee, and its successors and assigns, forever, subject to the terms of this Assignment and the PSA.

2. Defined Terms. The following terms and expressions shall have the meanings set forth hereinafter:

“Excluded Company Records” means:

(a) all legal records and legal files of Assignee and Assignor and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Assignee’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(b) Assignee’s Income Tax Returns, Consolidated Group Tax Returns and other Tax Returns or other income Tax information of Assignee not related to the Company Assets;

(c) all financial and legal records of Assignee or its Affiliates (other than Assignor) and all of Assignee’s and its Affiliates’ (other than Assignor’s) corporate minute books and other business records (to the extent not pertaining primarily to Assignor);

(d) all emails and other correspondence by Assignee’s, its Affiliates’ and Riverstone personnel with respect to Assignee, Assignor, the Company Assets and the Company Business in any way; and

(e) all documents, data and records prepared or received by Assignee, Assignor or any of their Affiliates relating to the sale of the Acquired Membership Interests, Assignor and the Company Business, including (i) lists of prospective purchasers for such transactions compiled by Assignee or its Affiliates, (ii) bids received from and records of negotiations with third Persons constituting prospective purchasers, (iii) analyses by Assignee or its Affiliates of any bids submitted by any prospective purchaser, (iv) correspondence between or among Assignee, its representatives, and any prospective purchaser but excluding communications between Assignee or Assignor (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (v) correspondence between Assignee or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by the PSA.

3. Acceptance by Assignee. Subject to the terms of the PSA, as of immediately prior to the Closing, Assignee does hereby accept the assignment, transfer and conveyance of the Assets, assume any and all of Assignor’s duties and obligations and all Damages with respect to the Assets, and agrees to be bound by all express and implied covenants, rights, benefits, conditions, obligations, and liabilities with respect to the Assets.

4. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

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5. Limitations.

(a) Assignor (i) makes no representations or warranties, express or implied, with respect to the Assets or the transactions contemplated hereby, and (ii) expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Assignee or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Assignee by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Assignor or any of its Affiliates or related Persons).

(b) ASSIGNOR (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE, AND THAT THE ASSETS ARE BEING ASSIGNED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS ASSIGNMENT AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

6. PSA. This Assignment is made subject to the PSA. Nothing in this Assignment shall supersede, enlarge, diminish, waive or modify any term of the PSA or of the other documents contemplated therein. Should there be

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any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

7. Subrogation. With respect to Assignee’s acceptance and assumption of the ownership and obligations with respect to the Assets, to the extent permitted by Law, Assignee shall be subrogated to Assignor’s rights in and to the representations, warranties and covenants given by Assignor’s predecessors in title with respect to the Assets, and Assignor hereby grants and transfers to Assignee, its respective successors and assigns, to the extent so transferable and permitted by Law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets.

8. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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EXECUTED on this      day of                     , 2020.

ASSIGNOR:
GOME 1271 LLC

By:
Name:
Title:

ASSIGNEE:
CASTEX ENERGY 2014, LLC

By:
Name:
Title:

Signature Page to Castex 2014 PSA Excluded Assets Assignment

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EXHIBIT A

SINKING FUNDS1

[1]	NTD: To conform to Schedule A to the PSA.

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EXHIBIT B

SPECIFIED ASSETS2

[2]	NTD: To conform to Annex 1, Part F to the PSA.

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EXHIBIT C

FORM OF ESCROW AGREEMENT

[See attached.]

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ESCROW AGREEMENT

by and among

CASTEX ENERGY 2014, LLC, as Seller

and

TALOS PRODUCTION INC., as Buyer

and

CITIBANK, N.A., as Escrow Agent

Dated as of December 10, 2019

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This ESCROW AGREEMENT (this “Agreement”), dated as of December 10, 2019 (the “Execution Date”), by and among Talos Production Inc., a Delaware corporation (the “Buyer”), Castex Energy 2014, LLC, a Delaware limited liability company (the “Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Each of Buyer and Seller are sometimes collectively referred to herein as the “Interested Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below), to the extent such terms are defined in the Purchase Agreement.

WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Execution Date (as the same may be amended from time to time, the “Purchase Agreement”), by and among the Interested Parties, and solely with respect to the limited purposes set forth therein, Talos Energy Inc., a Delaware corporation, the Interested Parties have agreed to establish an escrow arrangement for the purpose of placing into escrow the Escrow Property.

WHEREAS, the Interested Parties wish to appoint Citibank as Escrow Agent and Citibank is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Establishment of Escrow Account. On the Execution Date, in accordance with the terms of the Purchase Agreement, Buyer shall deposit with the Escrow Agent in immediately available funds the amount of Three Million Six Hundred Ninety Thousand Nine Hundred and Nine Dollars and Nine Cents ($3,690,909.09) (the “Escrow Deposit”, together with (a) any additional amount(s) delivered to the Escrow Agent pursuant to the Purchase Agreement and (b) any investment income or proceeds received from the investment of such amount(s) from time to time pursuant to Section 3 below, the “Escrow Property”), and the Escrow Agent shall hold the Escrow Property in an account established with the Escrow Agent (the “Escrow Account”). Prior to delivery of any such amounts other than the Escrow Deposit, Buyer shall notify the Escrow Agent and Seller in writing of the amount and expected date of deposit.

2. Claims and Payment; Release from Escrow. The Escrow Agent shall disburse the Escrow Property (or portions thereof) from time to time to Buyer or Seller as set forth in, and in accordance with, the joint written instructions of the Interested Parties, each (a) signed by an authorized representative of Buyer listed on Schedule B and an authorized representative of Seller listed on Schedule C, (b) with respect to Buyer, confirmed by telephone callback as set forth on Schedule B, and with respect to Seller, confirmed by telephone callback as set forth on Schedule C, and (c) substantially in the form attached hereto as Schedule D (“Joint Instructions”). Joint Instructions provided to the Escrow Agent do not need to be included on a single document, and may be provided by Seller and Buyer in separate counterparts. Upon receipt of Joint Instructions with respect to the Escrow Property (or portions thereof), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of any Joint Instructions, disburse the Escrow Property (or portions thereof) to the party or parties set forth in, and in accordance with, such Joint Instructions. Either Seller or Buyer may deliver to the Escrow Agent, with a copy to the non-delivering Interested Party, a certified copy of a final non-appealable judgment or order of a court of competent jurisdiction or a final non-appealable arbitration decision (each, a “Judgment”) awarding all or any part of the Escrow Property to Seller or Buyer, as applicable. Within ten (10) Business Days after receipt of such Judgment, the Escrow Agent shall disburse the Escrow Property (or the applicable portion thereof) as directed by such Judgment. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agen is open for business.

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3. Investment of Funds.

(a) Initially, until otherwise directed by Joint Instructions executed by the Interested Parties, the Escrow Property will be uninvested.

(b) The Escrow Agent does not have a duty nor will it undertake any duty to provide investment advice.

4. Tax Matters.

(a) The Interested Parties agree that, for U.S. federal and applicable state income tax purposes, any earnings or proceeds with respect to the Escrow Property shall be treated as follows: (i) with respect to the Escrow Deposit (to the extent earned prior to Closing), as the income of the Buyer in accordance with Treasury Regulation Section 1.468B-7(c), and (ii) with respect to the Escrow Property held by the Escrow Agent immediately after Closing or deposited with the Escrow Agent by Buyer at or after Closing, as the income of the Seller, pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations. Any such earnings or proceeds shall be reported on an annual basis by the Escrow Agent on the appropriate United States Internal Revenue Service (“IRS”) Form 1099 (or IRS Form 1042-S), as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments which are for compensation for services performed by an employee or independent contractor. Neither Buyer nor Seller shall take any position for U.S. federal or applicable state income tax purposes that is inconsistent with the provisions of this Section 4(a).

(b) If IRS imputed interest requirements apply, the Interested Parties are solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of the Interested Parties to provide such calculations or information.

(c) The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information reasonably requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 6(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent with respect to the Escrow Property.

(e) The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

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5. Concerning the Escrow Agent.

(a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Purchase Agreement; provided, that in the event of a conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control as between Buyer and Seller), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so (provided that the Escrow Agent may so act or so assume only after compliance with the telephone callback requirements set forth on Schedule B and Schedule C). The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c) Reliance on Orders. The Escrow Agent is authorized to comply with Judgments issued or final process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any Judgment, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any Judgment, or in case any writ, Judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such writ, Judgment or decree which it is advised by counsel is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such writ, Judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such writ, Judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation. Each of the Interested Parties covenants and agrees, jointly and severally, to pay the Escrow Agent’s compensation specified in Schedule A. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all reasonable and documented out-of-pocket third party expenses actually incurred by the Escrow Agent in the performance of its role under this Agreement after the date hereof, without duplication of any other escrow agreement entered into in connection herewith.

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(b) Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the delivery of an invoice for the payment of such fees and expenses or the written demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of the Escrow Property (or necessary portion thereof) for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c) Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7. Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a final non-appealable order, Judgment or decree by a court of competent jurisdiction which resolves the applicable conflict or dispute, or (ii) a written agreement executed by each of the Interested Parties involved in such disagreement, in which case the Escrow Agent shall be authorized to disburse the Escrow Property (or any portion thereof) in accordance with such final court order, Judgment, decree or agreement. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property (or any portion thereof) for holding and disposition in accordance with the instructions of such court. The reasonable and documented out-of-pocket third party costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) actually incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the joint and several obligation of, the Interested Parties.

8. Entire Agreement; Exclusive Benefit. Except for the Purchase Agreement with respect to solely Buyer and Seller, this Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No Interested Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Interested Party delegate any of its rights or duties hereunder, without the prior written consent of the other Interested Party and any transfer or delegation made without such consent shall be null and void; provided, however, that (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an

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Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Buyer shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Buyer’s obligations hereunder, but such assignment will not relieve Buyer of its obligations hereunder in the event of the failure of performance by such assignee. The Escrow Agent may not assign any of its rights or obligations under this Agreement without the prior written consent of the Interested Parties.

9. Resignation and Removal.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of Joint Instructions from the Interested Parties of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses provided for elsewhere herein. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

10. GOVERNING LAW; JURISDICTION; WAIVERS. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, FOR ANY PROCEEDINGS COMMENCED REGARDING THIS AGREEMENT. THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THE DETERMINATION OF ALL ISSUES IN SUCH PROCEEDINGS AND IRREVOCABLY WAIVE ANY OBJECTION TO VENUE OR INCONVENIENT FORUM FOR ANY PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT.

11. Representations and Warranties. Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

12. Notices; Instructions.

(a) Any notice or instruction hereunder shall be in writing in English, and may be sent by (i) secure file transfer or (ii) electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be

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effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction must be executed by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures. The Interested Parties agree that the above security procedures are commercially reasonable.

If to the Buyer:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William S. Moss III

Telephone: (713) 328-3000

E-mail: Bill.Moss@talosenergy.com

If to the Seller:

Castex Energy 2014, LLC

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

If to the Escrow Agent:

Citibank, N.A.

Agency & Trust

480 Washington Blvd 30th Floor

Jersey City, NJ 07310

Attention: Daniel Rothman

Telephone: 201-763-1887

E-mail: cts.spag@citi.com and daniel.rothman@citi.com

(b) Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer as may be instructed by the Interested Parties (including by Joint Instructions (and pursuant to Section 2 with regards to callbacks) or a Judgment).

(c) In the case of the Escrow Account, payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA: 0210-0008-9; Account Name: Escrow Concentration Account; A/C#.: 36855852; Ref: Talos Castex 2014 Escrow A/C # 12441100.

13. Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

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14. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

16. Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of the entirety of the Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Scanned signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals are required.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
Name: Daniel Rothman
Title: Senior Trust Officer

BUYER:
TALOS PRODUCTION INC.

By:
Name: Timothy S. Duncan
Title: President and Chief
Executive Officer

SELLER:
CASTEX ENERGY 2014, LLC

By:
Name: Aaron Killian
Title: Vice President

Signature Page to Escrow Agreement

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SCHEDULE A

ESCROW AGENT FEE SCHEDULE

[See attached]

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SCHEDULE B

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Buyer’s behalf.

TALOS PRODUCTION INC.

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Timothy S. Duncan		☐	☐	☐

Title	President and Chief Executive Officer
Phone	(713) 328-3020
E-mail Address*	Tim.Duncan@talosenergy.com

Name	Shannon E. Young III		☐	☐	☐
Title	Executive Vice President and
Chief Financial Officer
Phone	(713) 328-3004
E-mail Address*	Shane.Young@talosenergy.com

Name	Sergio L. Maiworm, Jr.		☐	☐	☐
Title	Vice President of Finance,
Investor Relations and Treasurer
Phone	(713) 328-3008
E-mail Address*	Sergio.Maiworm@talosenergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (713) 328-3020	Timothy S. Duncan
+1 (713) 328-3004	Shannon E. Young III
+1 (713) 328-3008	Sergio L. Maiworm, Jr.

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE C

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Seller’s behalf.

CASTEX ENERGY 2014, LLC

		Specimen Signature	Please check(1):
			Upload	Maker	Checker
Name	Ashley S. Green		☐	☐	☐
Title	Corporate Secretary
Phone	(281) 878-0087
E-mail Address*	AGreen@CastexEnergy.com

Name	Aaron Killian		☐	☐	☐
Title	Vice President
Phone	(281) 878-0043
E-mail Address*	AKillian@CastexEnergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (281) 878-0087	Ashley S. Green
+1 (281) 878-0043	Aaron Killian

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

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SCHEDULE D

JOINT INSTRUCTIONS

TO:	Daniel Rothman

VP and Senior Trust Officer

Citibank Issuer Services

480 Washington Blvd 18th Floor

Jersey City, NJ 07310

Phone: 201-763-1887

email: daniel.rothman@citi.com

and cts.spag@citi.com

These joint instructions are issued as of the [    ] day of [                    ], 20[    ], pursuant to Section 2 of that certain Escrow Agreement dated as of December [    ], 2019 (the “Escrow Agreement”) by and among Talos Production Inc., a Delaware corporation (“Buyer”), Castex Energy 2014, LLC, a Delaware limited liability company (“Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this the Escrow Agreement, and any successors appointed pursuant to the terms thereof (Citibank in such capacity, the “Escrow Agent”). Capitalized terms used herein shall have the meaning ascribed to them in the Escrow Agreement.

The parties to this certificate are now jointly instructing Escrow Agent to pay to [Buyer] [Seller] an amount equal to $[            ] out of the Escrow Account, Account Number [                    ] by wire transfer of immediately available funds to:

[Insert wire instructions]

Each of the undersigned hereby represents and warrants that it has been authorized to execute this certificate. These joint instructions may be signed in counterparts (including by scanned copies of counterparts delivered by electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

BUYER:	SELLER:

TALOS PRODUCTION INC.	CASTEX ENERGY 2014, LLC

By:	By:

Name:	Name:

Title:	Title:

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EXHIBIT D

TITLE/ENVIRONMENTAL DISPUTES

All Disputed Matters not finally resolved by the Parties shall be resolved pursuant to this Exhibit D.

(a) Disputed Environmental Matters shall be submitted to a mutually agreed upon nationally recognized independent environmental consulting firm with ten (10) years’ experience as an environmental consultant involving oil and gas properties in the area where the applicable Environmental Defect Property is located (the “Environmental Arbitrator”), and (b) Disputed Title Matters shall be submitted to a mutually agreed upon attorney with at least ten (10) years’ experience as an oil and gas title attorney involving oil and gas properties in the area where the applicable Title Defect Property is located (the “Title Arbitrator” and together with the Environmental Arbitrator, the “Defect Arbitrator”). In the event Purchaser and Seller are unable to mutually agree upon a Defect Arbitrator within twenty (20) days after a Party submitting a matter pursuant to the terms of this Exhibit D, then Seller and Purchaser shall promptly (but in any event within three (3) days after such twentieth (20th) day after a Party’s submission of such matter) nominate a candidate to be the applicable Defect Arbitrator, and such two (2) candidates so nominated shall together within five (5) days elect and determine the applicable Defect Arbitrator (and if such nominated candidates are unable to agree on the Defect Arbitrator within such five (5)-day period, the Defect Arbitrator will be selected by the Houston, Texas office of the American Arbitration Association). The Defect Arbitrator (i) shall not have worked as an employee, consultant, contractor or outside counsel for any Party or any Affiliate of any Party during the five (5)-year period preceding the arbitration or have any financial interest in the dispute, and (ii) shall satisfy the qualifications set forth in (a) or (b) above, as applicable.

The arbitration proceeding shall be conducted in accordance with, but not under the auspices or jurisdiction of, the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Agreement. The applicable Defect Arbitrator’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding upon the Parties, without right of appeal. With respect to each Disputed Matter, as applicable, the Defect Arbitrator shall rule in favor of either Seller’s position (including as to the amount, if any, owed) with respect to such Disputed Matter or Purchaser’s position (including as to the amount, if any, owed) with respect to such Disputed Matter.

The decision of the Defect Arbitrator shall be rendered in writing and shall be final and binding upon the Parties as to the Disputed Matter. Seller and Purchaser shall each bear their own legal fees and other costs of presenting their case.

The Defect Arbitrator shall not have any authority to award exemplary or punitive damages. The sole forum for the arbitration shall be Harris County, Texas and all hearings shall be conducted in Harris County, Texas. Each Party shall bear one-half of the costs and expenses of arbitration, including reasonable compensation of the Defect Arbitrator.

Neither Seller nor Purchaser subject to this Exhibit D will commence or prosecute any suit or action against the other Party subject to this Exhibit D relating to the Disputed Matter, other than as may be necessary to compel arbitration under this Exhibit D or to enforce the award of the board of arbitration.

In making a determination, the applicable Defect Arbitrator shall be bound by the terms set forth in this Agreement with respect to the Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects and Environmental Defect Amounts, as applicable, or otherwise and may consider such other matters as in the opinion of the applicable Defect Arbitrator are necessary or helpful to make a proper determination. Additionally, the applicable Defect Arbitrator may consult with and engage any disinterested non-party to advise the arbitrator, including title attorneys from other states and petroleum engineers. The applicable Defect Arbitrator shall act as an expert for the limited purpose of determining the specific Disputed Matter submitted by any Party and may not award damages, interest or penalties to any Party with respect to any matter.

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No matters whatsoever, other than the Disputed Matters, are subject to the agreement to arbitrate embodied in this Exhibit D.

Notwithstanding Section 12.6 of this Agreement, Disputed Title Matters shall be governed by and construed in accordance with the Laws of the jurisdiction where the applicable Title Defect Property is located, without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction.

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Exhibit Version

EXHIBIT E

FORM OF AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Registration Rights Agreement (the “Original Agreement”), dated as of May 10, 2018, by and between Talos Energy Inc., a Delaware corporation (the “Company”), and each of the other parties set forth on the signature pages to the Original Agreement (the “Original Holders”), is entered into as of [●], by and between the Company and each of the other parties set forth on the signature pages hereto. The Company and the other parties hereto are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.” Capitalized terms used in this Amendment but not defined herein have the meanings assigned to such terms in the Original Agreement.

WHEREAS, the Company and the Original Holders entered into the Original Agreement on May 10, 2018, pursuant to which, among other things, the Company granted certain registration rights to the Original Holders;

WHEREAS, in consideration of the mutual benefits to be derived from the Acquisitions (as defined herein) and this Amendment, the Company and the parties hereto desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01. Definitions.

(a) Additional Definitions. The following terms are hereby added to the definitions included in Section 1.01 of the Original Agreement:

“Acquisitions” means the transactions contemplated by the (i) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings, LLC, a Delaware limited liability company, (ii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings II, LLC, a Delaware limited liability company, (iii) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and ILX Holdings III LLC a Delaware limited liability company, and (iv) Purchase and Sale Agreement, dated as of December [●], 2019, by and among the Company, Talos Production and Castex Energy 2014, LLC, a Delaware limited liability company, collectively, including in each case the issuance of Common Stock to any New Riverstone Entity as set forth in any such agreement.

“New Riverstone Entities” means ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, and REL US Partnership, LLC, a Delaware limited liability company.

“Talos Production” means Talos Production Inc., a Delaware corporation.

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(b) Revised Definitions. The following terms defined in the Original Agreement are hereby replaced with the following:

“Agreement” means the Registration Rights Agreement, dated as of May 10, 2018, between the Company and each of the other parties set forth on the signature pages thereto, as amended by the Amendment No. 1 to Registration Rights Agreement, dated as of [●], 2019, and as further amended or otherwise modified from time to time.

“Registrable Securities” means (i) any Common Stock held by any of the Principal Holders and the Legacy Holders or any of their respective Affiliates as of May 10, 2018 (after giving effect to the consummation of the Transactions), (ii) any Common Stock held by any of the New Riverstone Entities as of [●], 2019 that was issued in connection with the consummation of any of the Acquisitions and (iii) any Common Stock of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof. For the avoidance of doubt, any Person that (or whose Common Stock) is managed by a Legacy Holder or by the same investment manager as a Legacy Holder shall be considered an Affiliate of such Legacy Holder for purposes of the definition of “Registrable Securities” in this Agreement.

“Riverstone Entities” means, collectively, Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, and the New Riverstone Entities.

Section 1.02. Registration Rights. Section 2.01 of the Original Agreement is hereby replaced in its entirety as follows:

“Section 2.01. Demand Registration. Upon the written request (a “Notice”) by a Principal Holder, Legacy Holder or any other Holder owning or controlling at least five percent (5%) of the then outstanding Registrable Securities (subject to adjustment pursuant to Section 3.04), the Company shall file with the Commission, as soon as reasonably practicable, but in no event more than 30 days following the receipt of the Notice, a registration statement (each, a “Registration Statement”) under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holders giving such Notice, be a registration statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”)). The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. To the extent the initial Registration Statement is not made on Form S-3, the Company shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Registration Statement on Form S-3 to replace the initial Registration Statement and use its best efforts to cause such subsequent Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2.01 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Holder shall be limited to two demand registrations under this Section 2.01 in any twelve-month period (provided, however, that there shall be no limit on the number of Shelf Registration Statements that may be required by the Holders hereunder), and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company.”

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ARTICLE II

MISCELLANEOUS

Section 2.01. Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 3.11 of the Original Agreement.

Section 2.02. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Amendment by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.03. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 2.04. Governing Law. The laws of the State of New York shall govern this Amendment.

Section 2.05. Severability of Provisions. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 2.06. Effect of the Amendment. Except as amended by this Amendment, all other terms of the Original Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first above written.

TALOS ENERGY INC.

By:
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AP TALOS ENERGY LLC
a Delaware limited liability company

By:
Name: Christopher R. Gruszczynski
Title: Vice President

AP TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name: Christopher R. Gruszczynski
Title: Vice President

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AP OVERSEAS TALOS HOLDINGS PARTNERSHIP, LLC
a Delaware limited liability company

By:	Apollo Management VII, L.P., its manager

By:	AIF VII Management, LLC, its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

By:	Apollo Commodities Management, L.P., with respect to Series I, its manager

By:	Apollo Commodities Management GP, LLC, its general partner

By:
Name: Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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AIF VII (AIV), L.P.
a Delaware limited partnership

By:	Apollo Advisors VII (APO DC), L.P.,
its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC,
its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ANRP DE HOLDINGS, L.P.
a Delaware limited partnership

By:	Apollo ANRP Advisors (APO DC), L.P.,
its general partner

By:	Apollo Advisors VII (APO DC-GP), LLC,
its general partner

By:
Name:	Laurie D. Medley
Title:	Vice President and Assistant Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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RIVERSTONE TALOS ENERGY EQUITYCO LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V FT CORP HOLDINGS, L.P.
a Delaware limited partnership

By:	Riverstone Energy Partners V, L.P., its general partner

By:	Riverstone Energy GP V, LLC its general partner

By:
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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ILX HOLDINGS, LLC
a Delaware limited liability company

By:
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC
a Delaware limited liability company

By:
Name: Peter Haskopoulos
Title: Managing Director

ILX HOLDINGS III LLC
a Delaware limited liability company

By:
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P.

By: RIVERSTONE V REL HOLDINGS GP, LLC, its general partner

By:
Name: Peter Haskopoulos
Title: Managing Director

REL US PARTNERSHIP, LLC

By:
Name: Peter Haskopoulos
Title: Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts

By:
Name:
Title:

MACKAY SHIELDS LLC, as investment manager on behalf of certain of its clients

By:
Name:
Title:

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

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Exhibit Version

EXHIBIT F

FORM OF SELLER GUARANTEE

THIS LIMITED GUARANTEE, dated as of [                ] (this “Limited Guarantee”), is entered into by Riverstone/Carlyle Global Energy and Power Fund V (FT) LP, a Delaware limited partnership (“Guarantor”) in favor of Talos Production Inc., a Delaware corporation (“Purchaser”). Each of Guarantor and Purchaser are sometimes referred to herein individually as a “Party”, and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the PSA (as defined below).

WHEREAS, Guarantor’s indirect subsidiary, Castex Energy 2014, LLC, a Delaware limited liability company (“Seller”), has entered into that certain Purchase and Sale Agreement, dated as of December [●], 2019, with Purchaser and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation (as amended, restated, modified or supplemented from time to time, the “PSA”), pursuant to which Seller is selling and assigning all of the Acquired Membership Interests in the Company to Purchaser; and

WHEREAS, Guarantor is executing this Limited Guarantee to guarantee pursuant to the terms hereof certain potential payment obligations of Seller in favor of Purchaser pursuant to Section 11.2(b) of the PSA during the term of this Limited Guarantee.

NOW, THEREFORE, in order to induce Purchaser to consummate the transactions contemplated by the PSA with Seller, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1. Limited Guarantee.

(a)

Subject to all of the terms and conditions of this Limited Guarantee, Guarantor hereby irrevocably and unconditionally guarantees to Purchaser the payment of all Damages under Seller’s indemnification obligations in Section 11.2(b) of the PSA, whether now or hereafter existing, in each case, in accordance with the terms, conditions and limitations of the PSA (including the limitations set forth in Section 11.4 of the PSA) when (and only if) the same shall become due and payable by Seller in accordance with the terms of the PSA (collectively, the “Guaranteed Obligations”); provided, however, and notwithstanding anything to the contrary, the maximum aggregate liability of Guarantor hereunder shall not exceed an aggregate sum of fifteen percent (15%) of the Unadjusted Purchase Price under the PSA, net to the interest in Seller held by Guarantor’s Affiliates (such amount, the “Cap”). In the event any Guaranteed Obligations shall not have been paid by Seller when due, Guarantor shall pay or cause to be paid (subject to the Cap) to Purchaser the unpaid amount of such Guaranteed Obligations that are then due and unpaid within ten (10) Business Days after written demand therefor from Purchaser. Notwithstanding anything to the contrary, to the extent Seller is relieved of any portion of its obligations under the PSA with respect to any of the Guaranteed Obligations, by satisfaction thereof or pursuant to any other written agreement executed by Purchaser (other than, for clarity but not limited to, due to the operation of bankruptcy, insolvency or similar laws), Guarantor shall be relieved of its obligations under this Limited Guarantee to the same extent. This Limited Guarantee may be enforced for the payment of money only.

(b)

Guarantor’s obligations are primary obligations and independent of all of Seller’s obligations to Purchaser. Guarantor, however, shall be entitled to assert any defenses to its obligations based upon acts or failures to act of Purchaser that are available to Seller under the PSA and, in no event shall Guarantor’s liability under this Limited Guarantee be greater than Seller’s liability under Article 11 of

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the PSA. Upon default by Seller with respect to any of the Guaranteed Obligations, Purchaser shall have no obligation to proceed against Seller, and may proceed directly against Guarantor without proceeding or exhausting any right to take any action against Seller or its assets or any other Person or pursuing any other remedy. Guarantor irrevocably waives acceptance hereof, diligence, presentment, demand, protest, notice of dishonor, notice of any sale of collateral and any notice not provided for herein. Guarantor further agrees to pay any and all reasonable costs, fees and expenses (including reasonable counsel costs, fees and expenses) incurred by Purchaser in enforcing and/or preserving its rights under this Limited Guarantee, which amount shall not be included in the calculation of the aggregate liability of Guaranteed Obligations subject to the Cap.

2.	Changes in Guaranteed Obligations; Certain Waivers.

(a)

This Limited Guarantee is an absolute and irrevocable guarantee of the full payment of the Guaranteed Obligations (subject to the terms and conditions hereof, and of the PSA) and not of the collectability of the Guaranteed Obligations only. The Guaranteed Obligations shall not be released, diminished, impaired or reduced by the occurrence of any one or more of the following events: (i) the taking or accepting of any security or other guarantee for the Guaranteed Obligations, and the existence, or extent of, any release, exchange, surrender, non-perfection or invalidity of any direct or indirect security for any of the Guaranteed Obligations; (ii) any change in the corporate existence (including its organizational documents, laws, rules, regulations or powers), structure or ownership of Seller or Guarantor, or the insolvency, bankruptcy, reorganization or other similar proceeding affecting any Person at any time liable for the performance of the Guaranteed Obligations, including Seller or Guarantor, or any of their respective assets; (iii) any modification, amendment, restatement, waiver, extension or rearrangement of or supplement to the PSA or the Guaranteed Obligations, in each case, that is made with the consent of Seller; (iv) the existence of any claim, set-off or other rights which Guarantor may have at any time against Purchaser, Seller or any other Person, whether in connection herewith or in connection with any unrelated transaction; (v) the invalidity or unenforceability in whole or in part of the PSA or any Guaranteed Obligations, or any provision of applicable Law purporting to prohibit payment by Seller of amounts to be paid by it under the PSA or any of the Guaranteed Obligations; or (vi) any other act or omission of Seller that may in any manner vary the risk of or to Guarantor or otherwise operate as a discharge of Guarantor as a matter of law or equity (other than as a result of payment of the Guaranteed Obligations in accordance with their terms).

(b)

Notwithstanding the foregoing, Guarantor does not waive (i) any defenses arising from actual fraud, gross negligence or willful misconduct by Purchaser or any of its Affiliates that are available to Seller under the PSA or (ii) any defenses, limitations, deductibles, thresholds, caps, disclaimers or conditions precedent to the payment of the Guaranteed Obligations that are available to Seller under the PSA, including without limitation pursuant to Section 11.4 of the PSA. Nothing in this Limited Guarantee shall limit or otherwise affect the rights of Seller under the terms of the PSA.

(c)

If all or any part of any payment to or for the benefit of Purchaser in respect of the Guaranteed Obligations shall be invalidated, declared to be fraudulent or preferential, set aside or required for any reason to be repaid or paid to a trustee, receiver or other third Person, then any Guaranteed Obligations that otherwise would have been satisfied by that payment or partial payment shall be revived and continue in full force and effect for purposes hereof as if that payment had not been made.

(d)

In the event that acceleration of the time for payment of any amount payable by Seller under the PSA is stayed upon the insolvency, bankruptcy or reorganization of Seller, all such undisputed amounts otherwise subject to acceleration or required to be paid upon an early termination pursuant to the terms of the PSA shall nonetheless be payable (subject to the Cap) by Guarantor hereunder on receipt by Guarantor of a written demand by Purchaser.

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3.	Termination.

(a)

This is a continuing guarantee and will remain in full force and effect until, subject to Section 3(b) below, the earliest to occur of (i) all of the Guaranteed Obligations have been fully and finally paid and performed or excused under the terms of the PSA, (ii) the twenty-four (24) month anniversary of the Closing Date, (iii) the termination of this Limited Guarantee by mutual agreement of Purchaser and Guarantor and (iv) payment by Guarantor hereunder of an amount equal to the Cap (any such event, a “Termination”).

(b)

Upon any Termination, Guarantor shall be fully released and discharged from all of its obligations hereunder, and no Person shall have any rights or claims under this Limited Guarantee, or in respect of any oral representations made or alleged to be made in connection herewith, whether at law or equity, in contract, in tort or otherwise; provided that, notwithstanding anything contained in this Limited Guarantee to the contrary, if any bona fide claim of Guaranteed Obligations is asserted pursuant to this Limited Guarantee prior to the Termination, this Limited Guarantee shall not be terminated with respect to such bona fide claim until the final resolution of such bona fide claim.

4.

Sole Recourse. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith or otherwise, and notwithstanding the fact that Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, Purchaser agrees that no Person other than Guarantor has any obligations hereunder, and no Person other than Purchaser or its respective successors or assigns has any right of recovery hereunder against, and no personal liability shall attach hereunder to, any Released Person, whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of Seller against Guarantor or any Released Person, by or through Purchaser or any of its Affiliates (including Purchaser Parent) against any Released Person, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Law, or otherwise. Recourse against Guarantor shall be the sole and exclusive remedy of Purchaser and all of its Affiliates (including Purchaser Parent) with respect to this Limited Guarantee, and Purchaser hereby irrevocably covenants and agrees that it shall not institute, directly or indirectly, and shall cause its Affiliates not to institute, any proceeding or bring any claim arising under, or in connection with, the PSA against Guarantor or any Released Person (whether by or through attempted piercing of the entity veil or otherwise), other than claims of Purchaser (a) against Guarantor under this Limited Guarantee or (b) against Seller and its sucessors and assigns under the PSA, as applicable. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person other than Purchaser any rights or remedies against any Person, including Guarantor, except as expressly set forth herein. “Released Persons” means any former, current or future, direct or indirect, director, officer, partner, manager, member, employee, agent or Affiliate of Guarantor, Riverstone or any Riverstone Portfolio Company, any former, current or future, direct or indirect, holder of any equity interests or other securities of Guarantor, Riverstone or any Riverstone Portfolio Company (whether such holder is a limited or general partner, member, stockholder or otherwise), any former, current or future assignee of Guarantor or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, Affiliate, controlling person, representative, successor or assignee of any of the foregoing; provided that, notwithstanding anything to the contrary in this definition, “Released Persons” shall not include Guarantor.

5.

Representations and Warranties. Guarantor represents and warrants to Purchaser as of the date first written above the following: (a) Guarantor is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware; (b) Guarantor has the requisite power to enter into and perform its obligations under this Limited Guarantee; (c) the execution, delivery and performance of this Limited Guarantee have been duly and validly authorized by all requisite action on the part of Guarantor; (d) this Limited Guarantee has been duly executed and delivered by Guarantor and constitutes a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless

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of whether such enforceability is considered in a proceeding in equity or at law); (e) the execution, delivery and performance of this Limited Guarantee will not violate any provision of the Organizational Documents of Guarantor or any Laws applicable to Guarantor or any contractual restriction binding on Guarantor; and (f) the execution, delivery and performance of this Limited Guarantee by Guarantor will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

6.

Notices. All notices, statements, payments and other communications that are required or may be given pursuant to this Limited Guarantee shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Guarantor:

Riverstone/Carlyle Global Energy and Power Fund V (FT) LP

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

Telephone: (212) 993-0076

Email: legal@riverstonellc.com

with a copy to:	Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Jeffrey S. Muñoz Telephone: (713) 546-7423 Email: jeff.munoz@lw.com

If to Purchaser:	Talos Production Inc. 333 Clay St., Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com; lspottswood@velaw.com

Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

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7.	Miscellaneous.

(a)	This Limited Guarantee may only be amended by an agreement in writing signed by Guarantor and Purchaser and expressly identified as an amendment or modification.

(b)

This Limited Guarantee is for the benefit of Purchaser, and this Limited Guarantee shall not otherwise be deemed to confer upon or give to any other Person any right, claim, cause of action or other interest herein.

(c)	The headings and titles contained in this Limited Guarantee are for convenience purposes only and will not in any way affect the interpretation hereof.

(d)

If any provisions of this Limited Guarantee or the application thereof to any Person or circumstance shall for any reason and to any extent be invalid or unenforceable, neither the remainder of this Limited Guarantee nor the application of such provision to other Person(s) or circumstances shall be affected thereby, but shall be enforced to the extent permitted by applicable Law. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Limited Guarantee so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(e)

Neither Guarantor nor Purchaser may assign any of its rights or obligations hereunder without the prior written consent of the other Party; provided that Purchaser may assign its rights hereunder to a wholly owned direct or indirect subsidiary (for the avoidance of doubt, such assignment shall only be permitted for so long as such assignee remains a wholly owned direct or indirect subsidiary of Purchaser Parent) or pursuant to any pledge or security agreement to its creditors. Any assignment made without such consent shall be void.

(f)

This Limited Guarantee may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Limited Guarantee.

(g)

Each of Guarantor and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Limited Guarantee is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Limited Guarantee shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Limited Guarantee or any particular provision thereof.

(h)

This Limited Guarantee constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

(i)

Any of the terms of this Limited Guarantee and any condition to a Party’s obligations hereunder may be waived only in writing by such Party specifically stating that it waives a term or condition hereof. No waiver by a Party of any one or more conditions or defaults by the other in performance of any of the provisions of this Limited Guarantee shall operate or be construed as a waiver of any future conditions or defaults, whether of a like or different character, nor shall the waiver constitute a continuing waiver unless otherwise expressly provided in writing.

(j)

The rights, powers, remedies and privileges provided in this Limited Guarantee are cumulative and exccept as expressly provided for herein, not exclusive of any rights, powers, remedies and privileges provided by Law and any other agreement.

8.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

This Limited Guarantee and any claim, controversy, dispute or cause of action based upon, arising out of or relating to this Limited Guarantee shall be governed, construed and enforced in accordance with

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the laws of the State of New York, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

(b)

Each of the Parties irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County in the State of New York, and any appellate court from any thereof, for the purposes of any suit, action or other proceeding arising out of this Limited Guarantee.

(c)

Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Limited Guarantee in any New York State court or Federal court of the United States of America sitting in New York County in the State of New York, and any appellate court from any thereof, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum or an improper venue.

(d)

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LIMITED GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY BOTH PARTIES TO THIS LIMITED GUARANTEE.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Limited Guarantee has been signed by each of the Parties as of the date first written above.

RIVERSTONE/CARLYLE GLOBAL ENERGY AND POWER FUND V (FT) LP

By:	[●], its [●]

By:
Name:
Title:

Acknowledged and agreed by:

TALOS PRODUCTION INC.

By:
Name: Title:

[Signature Page to Castex 2014 Limited Guarantee]

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FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”), is dated as of February 24, 2020, by and among Castex Energy 2014, LLC, a Delaware limited liability company (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Parties are parties to that certain Purchase and Sale Agreement, dated as of December 10, 2019 (the “Purchase Agreement”), by and among Seller, Purchaser, and, and solely with respect to its obligations related to the Purchaser Parent Shares (as defined in the Purchase Agreement), Purchaser Parent;

WHEREAS, the Parties desire to amend certain provisions of the Purchase Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to Section 12.12 of the Purchase Agreement, the Purchase Agreement must be amended or modified by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification; and

WHEREAS, concurrently with the execution of this Amendment, Purchaser Parent is entering into an amendment to its Stockholders’ Agreement, dated as of May 10, 2018, by and among Purchaser Parent, the Apollo Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment) and the Riverstone Parties (as such term is defined in the Stockholders’ Agreement, as amended by such amendment), which amendment shall only be effective upon the closing of the transactions contemplated by the Purchase Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

2.	Amendments. The Purchase Agreement is hereby amended as follows:

a.	Section 1.2 is hereby amended to add the following term in appropriate alphabetical order:

““Amendment” means that certain Amendment to this Agreement, dated as of February 24, 2020, by and among Seller, Purchaser and Purchaser Parent.”

Additionally, all applicable Section references contained in Section 1.2 and in the “Index of Defined Terms” located in the Purchase Agreement are automatically updated and corrected in accordance with the additional defined term added to Section 1.2 of the Purchase Agreement by this Amendment. The “Index of Defined Terms” is also updated to include a row for the term “Certificate of Designation”, which is defined in Section 2.1(a) of the Purchase Agreement (as amended by this Amendment).

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b.	Section 1.2 is hereby amended to delete the defined term “Effective Time” in its entirety and replace such term with the following:

““Effective Time” means 12:01 a.m., prevailing Central Time, on July 1, 2019.”

c.	The first sentence of Section 2.1(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The purchase price for the Acquired Membership Interests shall be equal to $73,818,181.82 (the “Unadjusted Purchase Price”), consisting of (i) $42,000,000.00 in cash or other immediately available funds (the “Cash Purchase Price”), and (ii) 14,000 shares of Series A Convertible Preferred Stock (as defined in the Certificate of Designation) of Purchaser Parent, par value $0.01 per share, having the terms set forth in a Certificate of Designation substantially in the form attached as Exhibit I hereof (such Certificate of Designation, the “Certificate of Designation” and such shares, the “Purchaser Parent Shares”).”

d.	Section 4.3 of the Purchase Agreement is hereby amended to add the following sentence to the end of such section:

“Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the execution date of the Amendment, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the common stock of Purchaser Parent to be issued upon conversion of the Purchaser Parent Shares into common stock of Purchaser Parent, have executed and delivered, prior to the execution of the Amendment, an irrevocable written consent to such conversion and the issuance of common stock of Purchaser Parent upon such conversion.”

e.	The last sentence of Section 4.7 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its preferred stock to enable it to issue the Purchaser Parent Shares to Seller. Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the shares of common stock issuable upon conversion of the Purchaser Parent Shares.”

f.	Section 4.12 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 4.12    Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized as of the date of the Amendment, and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, as amended by the Certificate of Designation, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.”

g.	The last sentence of Section 4.15 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Subject to the receipt of the New York Stock Exchange listing approval with respect to the common stock issuable upon conversion of the Purchaser Parent Shares, the issuance, sale and conversion of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.”

A-IV-126

h.	Section 5.15 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.15    Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the common stock issuable upon conversion of the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.”

i.	Section 5.17 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 5.17    Preparation of Information Statement. As promptly as reasonably practicable after the date of the Amendment, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement (including, to the extent required in either a preliminary or definitive filing of the Information Statement, audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31, 2019 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for each of the years in the three-year period ended December 31, 2019) and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser Parent will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party. For the avoidance of doubt, the covenants set forth in this Section 5.16 shall survive the Closing until fully performed.”

A-IV-127

j.	Each of Section 7.1(f) and Section 7.2(f) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(f)    [Intentionally Omitted].”

k.	Section 7.1(g) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(g)    NYSE Listing. The common stock of Purchaser Parent issuable upon conversion of the Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;”

l.	Section 8.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Section 8.1    Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) February 28, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”).”

m.	Section 8.3 of the Purchase Agreement is hereby amended to amend and restate the existing subsections (g) and (h), and to add a new subsection (i), which amendments read as follows:

“(g) joint written instructions pursuant to the Escrow Agreement duly executed by Purchaser and directing the Escrow Agent to disburse to Seller an amount equal to (i) the Deposit minus (ii) the Indemnity Escrow Amount;

(h) evidence that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware; and

(i) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.”

n.	Section 12.2 of the Purchase Amendment, with respect to the notice addresses for Purchaser and/or Purchaser Parent, is hereby amended and restated as follows:

“If to Purchaser and/or Purchaser Parent:	Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William S. Moss III

Telephone: (713) 328-3000

Email: Bill.Moss@talosenergy.com

with a copy to:	Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Shay Kuperman; Lande Spottswood

Telephone: (713) 758-4762; (713) 758-2326

Email: skuperman@velaw.com;

lspottswood@velaw.com”

o.	The Purchase Agreement is hereby amended to replace Exhibit E thereto with Exhibit E hereto, and to include an Exhibit I in the form attached as Exhibit I hereto, respectively.

A-IV-128

3.

References. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as further amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

4.

Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Purchase Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

5.

Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party electronically or by facsimile transmission shall be deemed an original signature hereto.

6.

Miscellaneous. The terms and provisions of Sections 5.8 (Further Assurances), 12.2 (Notices), 12.3 (Expenses), 12.6 (Governing Law), 12.7 (Dispute Resolution), 12.8 (Captions), 12.9 (Waivers), 12.10 (Assignment), 12.11 (Entire Agreement), 12.12 (Amendment), 12.13 (No Third Person Beneficiaries), 12.14 (Headings), 12.15 (References), 12.16 (Construction), and 12.19 (Time of Essence) of the Purchase Agreement (as amended by this Amendment) are incorporated into this Amendment, mutatis mutandis.

[Signature pages follow]

A-IV-129

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties as of the date first above written.

SELLER: CASTEX ENERGY 2014, LLC

By:	/s/ Aaron Killian
Name: Aaron Killian
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-IV-130

PURCHASER: TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT: TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT]

A-IV-131

Exhibit E

FORM OF AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

[See attached.]

EXHIBIT E

A-IV-132

Exhibit I

FORM OF CERTIFICATE OF DESIGNATION

[See attached.]

EXHIBIT I

A-IV-133

Annex A-V

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

BY AND AMONG

CASTEX ENERGY 2016, LP,

AND

TALOS PRODUCTION INC.,

AND,

SOLELY WITH RESPECT TO ITS OBLIGATIONS RELATED TO THE PURCHASER PARENT SHARES,

TALOS ENERGY INC.

DATED AS OF DECEMBER 10, 2019

Page

ARTICLE 1 PURCHASE AND SALE		A-V-1

Section 1.1	Purchase and Sale	A-V-1
Section 1.2	Certain Definitions	A-V-1
Section 1.3	Excluded Assets	A-V-16

ARTICLE 2 PURCHASE PRICE		A-V-16

Section 2.1	Purchase Price	A-V-16
Section 2.2	Allocated Values; Income Tax Treatment of Purchase Price	A-V-17
Section 2.3	Adjustments to Cash Purchase Price	A-V-18
Section 2.4	Closing Cash Payment and Post-Closing Purchase Price Adjustments	A-V-20

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER		A-V-21

Section 3.1	Seller	A-V-21
Section 3.2	The Company	A-V-22
Section 3.3	Subsidiaries	A-V-23
Section 3.4	Financial Statements	A-V-23
Section 3.5	Labor and Employee Benefits Matters	A-V-24
Section 3.6	Litigation	A-V-24
Section 3.7	Taxes	A-V-24
Section 3.8	Environmental Matters	A-V-26
Section 3.9	Compliance with Laws	A-V-27
Section 3.10	Material Contracts	A-V-27
Section 3.11	Consents and Preferential Purchase Rights	A-V-28
Section 3.12	Liability for Brokers’ Fees	A-V-28
Section 3.13	Outstanding Capital Commitments	A-V-28
Section 3.14	Absence of Certain Changes	A-V-28
Section 3.15	Permits	A-V-28
Section 3.16	Assets of Company Business	A-V-28
Section 3.17	Insurance	A-V-29
Section 3.18	Absence of Undisclosed Liabilities	A-V-29
Section 3.19	Payout Balances and Take or Pay	A-V-29
Section 3.20	Non-Consent	A-V-29
Section 3.21	Wells	A-V-29
Section 3.22	Imbalances	A-V-30
Section 3.23	Royalties	A-V-30
Section 3.24	Leases	A-V-30
Section 3.25	Non-Operation	A-V-30
Section 3.26	Bankruptcy	A-V-30
Section 3.27	Bank Accounts	A-V-31
Section 3.28	Intellectual Property	A-V-31
Section 3.29	Casualty Losses	A-V-31
Section 3.30	Bonds; Letters of Credit and Guarantees	A-V-31
Section 3.31	Limitations	A-V-31
Section 3.32	Information Supplied	A-V-33
Section 3.33	Specified Matters	A-V-34

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT		A-V-34

Section 4.1	Existence and Qualification	A-V-34

A-V-i

Page
Section 4.2	Power	A-V-34
Section 4.3	Authorization and Enforceability	A-V-35
Section 4.4	No Conflicts	A-V-35
Section 4.5	Consents, Approvals or Waivers	A-V-35
Section 4.6	Litigation	A-V-35
Section 4.7	Financing	A-V-35
Section 4.8	Investment Intent	A-V-35
Section 4.9	Independent Investigation	A-V-36
Section 4.10	Liability for Brokers’ Fees	A-V-36
Section 4.11	Qualification	A-V-36
Section 4.12	Issuance of Purchaser Parent Shares	A-V-36
Section 4.13	SEC Reports	A-V-36
Section 4.14	Investment Company	A-V-37
Section 4.15	NYSE Listing	A-V-37
Section 4.16	Bankruptcy	A-V-37
Section 4.17	Information Supplied	A-V-37

ARTICLE 5 COVENANTS OF THE PARTIES		A-V-37

Section 5.1	Press Releases and Disclosures	A-V-37
Section 5.2	Operation of Business	A-V-38
Section 5.3	Conduct of the Company	A-V-40
Section 5.4	Update of Schedules	A-V-42
Section 5.5	Commercially Reasonable Efforts; Further Action	A-V-42
Section 5.6	Intercompany Indebtedness	A-V-43
Section 5.7	Hedges	A-V-43
Section 5.8	Further Assurances	A-V-43
Section 5.9	Bonds, Letters of Credit and Guarantees	A-V-43
Section 5.10	Certain Affiliate Transactions	A-V-43
Section 5.11	Preferential Purchase Rights; Consents	A-V-43
Section 5.12	Release	A-V-45
Section 5.13	Casualty and Condemnation	A-V-46
Section 5.14	Suspended Funds	A-V-46
Section 5.15	Purchaser Parent Shares	A-V-46
Section 5.16	Cooperation with Purchaser Parent Securities Filings	A-V-46
Section 5.17	Preparation of Information Statement	A-V-47
Section 5.18	Distributions	A-V-47
Section 5.19	R&W Policy	A-V-48
Section 5.20	Transition Services Agreement	A-V-48

ARTICLE 6 EXAMINATION OF TITLE AND PROPERTIES		A-V-48

Section 6.1	Access	A-V-48
Section 6.2	Environmental Inspection	A-V-49
Section 6.3	Exclusive Remedy	A-V-50
Section 6.4	Notice of Title Defects and Title Benefits; Remedies	A-V-50
Section 6.5	Title Defect Amount; Title Benefit Amount; Adjustments	A-V-51
Section 6.6	Notice of Environmental Defects; Remedies	A-V-53
Section 6.7	Title and Environmental Dispute Resolution	A-V-54
Section 6.8	Special Warranty of Defensible Title	A-V-54

ARTICLE 7 CONDITIONS TO CLOSING		A-V-55

Section 7.1	Conditions of Seller to Closing	A-V-55
Section 7.2	Conditions of Purchaser to Closing	A-V-56

A-V-ii

Page

ARTICLE 8 CLOSING		A-V-57

Section 8.1	Time and Place of Closing	A-V-57
Section 8.2	Obligations of Seller at Closing	A-V-57
Section 8.3	Obligations of Purchaser at Closing	A-V-58

ARTICLE 9 TAX MATTERS		A-V-59

Section 9.1	Withholding	A-V-59
Section 9.2	Tax Returns	A-V-59
Section 9.3	Proration of Straddle Period Taxes	A-V-59
Section 9.4	Cooperation on Tax Returns and Tax Proceedings	A-V-60
Section 9.5	Transfer Taxes	A-V-60
Section 9.6	Tax Refunds	A-V-60

ARTICLE 10 TERMINATION		A-V-61

Section 10.1	Termination	A-V-61
Section 10.2	Effect of Termination	A-V-61

ARTICLE 11 ASSUMPTION; INDEMNIFICATION; LIMITATIONS		A-V-62

Section 11.1	[Reserved	A-V-62
Section 11.2	Indemnification	A-V-62
Section 11.3	Indemnification Actions	A-V-65
Section 11.4	Limitation on Actions	A-V-66
Section 11.5	Escrow Claims	A-V-68

ARTICLE 12 MISCELLANEOUS		A-V-69

Section 12.1	Counterparts	A-V-69
Section 12.2	Notices	A-V-69
Section 12.3	Expenses	A-V-70
Section 12.4	Records	A-V-70
Section 12.5	Name Change	A-V-70
Section 12.6	Governing Law	A-V-70
Section 12.7	Dispute Resolution	A-V-70
Section 12.8	Captions	A-V-71
Section 12.9	Waivers	A-V-71
Section 12.10	Assignment	A-V-71
Section 12.11	Entire Agreement	A-V-71
Section 12.12	Amendment	A-V-71
Section 12.13	No Third-Person Beneficiaries	A-V-71
Section 12.14	Headings	A-V-71
Section 12.15	References	A-V-71
Section 12.16	Construction	A-V-72
Section 12.17	Limitation on Damages	A-V-72
Section 12.18	Specific Performance	A-V-72
Section 12.19	Time of Essence	A-V-72

A-V-iii

EXHIBITS:

Exhibit A	Form of Assignment of Interests
Exhibit B	Form of Excluded Assets Assignment
Exhibit C	Form of Escrow Agreement
Exhibit D	Title/Environmental Disputes
Exhibit E	Intentionally Omitted
Exhibit F	Intentionally Omitted
Exhibit G	R&W Policy
Exhibit H	Effective Time Net Working Capital

ANNEXES:

Annex 1	Company Assets
Part A	Company Leases
Part B	Company Wells
Part C	Company Contracts
Part D-1	Company Rights-of-Way
Part D-2	Company Personal Property
Part E	Certain Company Seismic Data
Part F	Company Excluded Assets

SCHEDULES:

Schedule A	Sinking Funds
Schedule 1.2	Permitted Encumbrances
Schedule 3.3	Subsidiaries
Schedule 3.6	Litigation
Schedule 3.7	Taxes
Schedule 3.8	Environmental Law
Schedule 3.9	Compliance with Laws
Schedule 3.10(a)	Material Contracts
Schedule 3.10(b)	Affiliate Contracts
Schedule 3.10(c)	Certain Material Contract Matters
Schedule 3.11(a)	Preferential Purchase Rights
Schedule 3.11(b)	Consents
Schedule 3.13	Outstanding Capital Commitments
Schedule 3.14	Absence of Certain Changes
Schedule 3.17	Insurance
Schedule 3.19	Payout; Take-or-Pay
Schedule 3.20	Non-Consent Operations
Schedule 3.21(a)	Wells
Schedule 3.21(b)	P&A’d Wells
Schedule 3.21(c)	Decommissioning Obligations
Schedule 3.21(e)	Idle Iron Obligations
Schedule 3.22	Imbalances
Schedule 3.23	Royalties
Schedule 3.24	Leases
Schedule 3.27	Bank Accounts
Schedule 3.28	Intellectual Property
Schedule 3.29	Casualty Losses
Schedule 3.30(a)	Bonds; Letters of Credit; Guarantees
Schedule 3.30(b)	Other Credit Support Items
Schedule 3.33	Specified Matters
Schedule 5.2	Operation of Business
Schedule 5.3	Conduct of the Company
Schedule 5.10	Affiliate Transactions

A-V-iv

Index of Defined Terms

Accounting Arbitrator	Section 2.2(b)(iii)
Accounting Principles	Section 1.2(a)
Acquired Membership Interests	Recitals
Additional Escrow Amount	Section 1.2(b)
Adjustment Notice	Section 2.4(b)
Affiliate	Section 1.2(c)
Affiliate Contract	Section 1.2(fff)(xv)
Affiliate Transactions	Section 5.10
Agreed Rate	Section 1.2(d)
Agreement	Preamble
Allocated Value	Section 2.2(a)
Allocation Objection Notice	Section 2.2(b)(ii)
Antitrust Laws	Section 1.2(e)
Asset Taxes	Section 1.2(f)
Assignment of Interests	Section 8.2(a)
Benefit Plan	Section 1.2(g)
BOEM	Section 1.2(h)
BSEE	Section 1.2(i)
Burdens	Section 1.2(j)
Business Day	Section 1.2(k)
Cash Purchase Price	Section 2.1(a)
Castex	Section 5.1
Casualty Loss	Section 5.13
Claim	Section 11.3(b)
Claim Notice	Section 11.3(b)
Closing	Section 8.1
Closing Cash Payment	Section 2.4(a)
Closing Date	Section 8.1
Closing Settlement Statement	Section 2.4(a)
Code	Section 1.2(l)
Company	Section 1.2(m)
Company Assets	Section 1.2(n)
Company Business	Section 1.2(o)
Company Contract	Section 1.2(p)
Company Derivatives	Section 1.2(q)
Company Leases	Section 1.2(n)(i)
Company Personal Property	Section 1.2(n)(vii)
Company Properties	Section 1.2(n)(iii)
Company Records	Section 1.2(r)
Company Rights-of-Way	Section 1.2(n)(vi)
Company Units	Section 1.2(n)(iii)
Company Wells	Section 1.2(n)(ii)
Confidentiality Agreement	Section 1.2(s)
Consent	Section 3.11(b)
Consolidated Group	Section 1.2(t)
Controlled Group Liabilities	Section 1.2(u)
Cure Period	Section 1.2(v)
Current Assets	Section 1.2(w)
Current Liabilities	Section 1.2(x)
Customary Post-Closing Consents	Section 1.2(y)

A-V-v

Damages	Section 11.2(d)
Decommission or Decommissioning	Section 1.2(z)
Defect Arbitrator	Exhibit D
Defect and Indemnity Escrow Account	Section 1.2(aa)
Defensible Title	Section 1.2(bb)
Deposit	Section 2.1(c)
Derivatives	Section 5.7
Determination Date	Section 2.4(b)(ii)
Dispute Auditor	Section 2.4(b)(ii)
Disputed Amount	Section 6.7
Disputed Environmental Matter	Section 6.7
Disputed Matter	Section 6.7
Disputed Title Matter	Section 6.7
DOJ	Section 5.5
Effective Time	Section 1.2(cc)
Effective Time Net Working Capital	Section 1.2(dd)
Environmental Arbitrator	Exhibit D
Environmental Defect	Section 1.2(ee)
Environmental Defect Amount	Section 1.2(ff)
Environmental Defect Deadline	Section 6.6(a)
Environmental Defect Property	Section 6.6(b)
Environmental Deductible	Section 6.6(d)
Environmental Dispute Election	Section 6.6(c)
Environmental Laws	Section 1.2(gg)
Environmental Liabilities	Section 1.2(hh)
Environmental Notice	Section 1.2(ii)
Environmental Threshold	Section 6.5(c)
ERISA	Section 1.2(jj)
ERISA Affiliate	Section 1.2(kk)
Escrow Account	Section 1.2(ll)
Escrow Agent	Section 1.2(kk)
Escrow Agreement	Section 1.2(nn)
Exchange Act	Section 4.5
Excluded Assets	Section 1.2(oo)
Excluded Assets Assignment	Section 1.2(pp)
Excluded Company Records	Section 1.2(q)(v)
Execution Date	Preamble
Financial Statements	Section 1.2(qq)
Final Allocation	Section 2.2(b)(iv)
Financing	Section 4.7
FTC	Section 5.5
Fundamental Representations	Section 11.4(a)
Governmental Authority	Section 1.2(rr)
Hard Consent	Section 5.11(b)(i)
Hazardous Materials	Section 1.2(ss)
HSR Act	Section 1.2(tt)
Hydrocarbons	Section 1.2(uu)
Idle Iron Report	Section 3.21(e)
Imbalance	Section 1.2(vv)
INC	Section 1.2(ww)
Included Title Defect Properties	Section 6.4(b)(ii)
Income Taxes	Section 1.2(xx)

A-V-vi

Indemnified Person	Section 11.3(a)
Indemnifying Person	Section 11.3(a)
Indemnity Escrow Amount	Section 1.2(yy)
Information Statement	Section 5.17
Intellectual Property	Section 1.2(zz)
Intended Tax Treatment	Section 2.2(b)(i)
Interim Breach	Section 11.2(b)(ii)
Interim Breach Provision	Section 11.2(b)(ii)
Laws	Section 1.2(aaa)
Lease Annex	Section 1.2(bbb)
Liens	Section 1.2(ccc)
Loan	Section 1.2(ddd)
Lowest Cost Response	Section 1.2(eee)
Material Adverse Effect	Section 3.31(e)
Material Contract	Section 1.2(fff)
Net Revenue Interest	Section 1.2(ggg)
NORM	Section 3.8
Organizational Documents	Section 1.2(hhh)
Other PSA	Section 1.2(iii)
Outside Date	Section 10.1(c)
Party or Parties	Preamble
Permits	Section 1.2(jjj)
Permitted Encumbrance	Section 1.2(kkk)
Permitted Interest Encumbrance	Section 1.2(lll)
Person	Section 1.2(mmm)
Phase I Activities	Section 1.2(nnn)
Post-Closing Statement	Section 2.4(b)
Pre-Effective Date Period	Section 1.2(ooo)
Preferential Purchase Right	Section 3.11(a)
Proceedings	Section 3.6
Proposed Allocation	Section 2.2(b)(ii)
Purchase Price	Section 2.1(a)
Purchaser	Preamble
Purchaser Indemnified Parties	Section 11.2(b)
Purchaser Parent	Preamble
Purchaser Parent SEC Reports	Section 4.13
Purchaser Parent Shares	Section 2.1(a)
Purchaser Tax Returns	Section 9.2(b)
Purchaser’s Environmental Review	Section 6.2(a)
Purchaser’s Representatives	Section 6.1(a)
R&W Conditional Binder	Section 5.19(a)
R&W Policy	Section 5.19(a)
Release	Section 1.2(ppp)
Released Parties	Section 5.12
Releasing Parties	Section 5.12
Remediate, Remediation or Remedial	Section 1.2(qqq)
Required Purchaser Filings	Section 5.16(a)
Retained Employee-Related Liabilities	Section 1.2(rrr)
Scheduled Closing Date	Section 8.1
Securities Act	Section 3.1(e)
Seismic Data	Section 1.2(sss)
Seller	Preamble

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Seller Indemnified Parties	Section 11.2(a)
Seller Tax	Section 1.2(ttt)
Seller Tax Returns	Section 9.2(a)
Seller’s Knowledge	Section 1.2(uuu)
Sinking Funds	Section 1.2(oo)(xii)
Specified Matters	Section 3.33
Straddle Period	Section 1.2(vvv)
Suspended Funds	Section 1.2(www)
Tax	Section 1.2(xxx)
Tax Effective Date	Section 1.2(yyy)
Tax Partnership	Section 1.2(zzz)
Tax Partnership Interest	Section 1.2(aaaa)
Tax Proceeding	Section 9.4
Tax Return	Section 1.2(bbbb)
Third-Party Loans	Section 1.2(cccc)
Title Arbitrator	Exhibit D
Title Benefit	Section 1.2(dddd)
Title Benefit Amount	Section 6.5(b)
Title Deductible	Section 6.5(c)
Title Defect	Section 1.2(eeee)
Title Defect Amount	Section 6.5(a)
Title Defect Deadline	Section 6.4(a)
Title Defect Property	Section 6.4(b)
Title Dispute Election	Section 6.4(b)
Title Notice	Section 1.2(ffff)
Title Threshold	Section 6.5(c)
Transaction Costs	Section 1.2(gggg)
Transaction Documents	Section 5.2
Transfer Taxes	Section 9.5
Treasury Regulations	Section 1.2(hhhh)
Unadjusted Purchase Price	Section 2.1(a)
Well Annex	Section 1.2(iiii)
Willful Breach	Section 1.2(jjjj)
Working Interest	Section 1.2(kkkk)

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PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), is dated as of December 10, 2019 (the “Execution Date”), by and among Castex Energy 2016, LP, a Delaware limited partnership (“Seller”), Talos Production Inc., a Delaware corporation (“Purchaser”), and solely with respect to its obligations related to the Purchaser Parent Shares (as defined herein), Talos Energy Inc., a Delaware corporation (“Purchaser Parent”). Seller, Purchaser and Purchaser Parent are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

Seller owns all of the issued and outstanding membership interests (collectively, the “Acquired Membership Interests”) in the Company (as defined hereinafter); and

Seller desires to sell, and Purchaser desires to purchase, all of the Acquired Membership Interests on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

Section 1.1 Purchase and Sale. On the terms and conditions contained in this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase, accept and pay for, the Acquired Membership Interests.

Section 1.2 Certain Definitions. Capitalized terms set forth in this Agreement have the meanings set forth in this Section 1.2 or in the Sections referenced in the “Index of Defined Terms” at the front of this Agreement. As used herein:

(a) “Accounting Principles” means generally accepted accounting principles in the United States, consistently applied.

(b) “Additional Escrow Amount” means an amount equal to ten percent (10%) of the Unadjusted Purchase Price.

(c) “Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context (including, with its correlative meaning, “controlled by” and “under common control with”) meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Notwithstanding the foregoing, (i) “Affiliates”, when used with respect to Purchaser or Purchaser Parent, shall only include Purchaser Parent and its subsidiaries, (ii) neither Castex nor its Affiliates (other than, for the avoidance of doubt, the Company and Seller’s subsidiaries) shall be deemed Affiliates of Seller, and (iii) prior to Closing, the Company shall be deemed an Affiliate of Seller and from and after the Closing, the Company shall be deemed an Affiliate of Purchaser.

(d) “Agreed Rate” means the lesser of (i) two and one-half percentage points (2.5%) per annum and (ii) the maximum rate allowed by applicable Laws.

(e) “Antitrust Laws” means, collectively, the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state

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or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

(f) “Asset Taxes” means ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the acquisition, operation or ownership of the Company Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

(g) “Benefit Plan” means (i) any “employee benefit plan” as defined in Sections 3(3) of ERISA (whether or not subject to ERISA) and (ii) any other compensation or benefit plan, agreement, understanding, policy, contract or arrangement, including a deferred compensation plan (together with any trust established thereunder and in support thereof and the assets of such trust) or arrangement, incentive plan, bonus plan or agreement, equity option plan, equity appreciation rights plan, restricted equity plan, equity purchase plan, equity award plan, equity-based compensation arrangement, phantom equity plan, change of control or golden parachute agreement, severance plan or policy, executive compensation or supplemental income arrangement, dependent care plan, cafeteria plan, employee assistance program, scholarship program, consulting contract, employment contract, collective bargaining agreement, retention agreement, non-competition agreement, consulting agreement, personnel policy, vacation policy, and other similar plan, agreement, understanding, policy, contract or arrangement.

(h) “BOEM” means the U.S. Bureau of Ocean Energy Management or any successor agency thereto.

(i) “BSEE” means the U.S. Bureau of Safety and Environmental Enforcement or any successor agency thereto.

(j) “Burdens” means any and all royalties, overriding royalties, production payments, non-participating royalties, payments out of production, reversionary interests, convertible interests, net profits interests and all other similar interests burdening a Company Lease, Company Unit or Company Well.

(k) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are closed for business in Houston, Texas, United States of America.

(l) “Code” means the United States Internal Revenue Code of 1986, as amended.

(m) “Company” means Dorado Deep GP, LLC, a Delaware limited liability company.

(n) “Company Assets” means, with respect to the Company, all of the Company’s assets and properties, including the following properties, rights, and other assets held by the Company:

(i) the oil and gas leases, oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, production payments, mineral fee interests, carried interests, options and other rights to Hydrocarbons in place (in each case) that are described on the Lease Annex (collectively, the “Company Leases”), together with (A) any and all other rights, titles and interests of the Company in and to the lands covered or burdened thereby, and (B) all other interests of the Company of any kind or character in and to the Company Leases;

(ii) all wells located on any of the Company Leases or on any other lease or lands with which any Company Lease has been unitized or pooled and all wells in which the Company otherwise owns an interest (such wells collectively, including those set forth on the Well Annex and any equipment constituting a part of any such well, the “Company Wells”);

(iii) all rights and interests of the Company in, under or derived from all unitization, pooling or communitization orders, declarations and agreements in effect with respect to any of the Company Leases or Company Wells and the units created thereby (the

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“Company Units”, and together with the Company Leases and the Company Wells, the “Company Properties”);

(iv) all Hydrocarbons attributable to the Company Properties;

(v) those Company Contracts described on Annex 1, Part C;

(vi) all servitudes, easements, rights-of-way, fee surface rights, surface leases, surface use agreements and other surface rights agreements owned or held by the Company (the “Company Rights-of-Way”), including those used or held for use in connection with the ownership or operation of any of the other Company Assets, and further including those set forth on Annex 1, Part D-1;

(vii) all platforms, equipment, machinery, fixtures and other personal and mixed property, operational and nonoperational, known or unknown, owned or held by the Company (the “Company Personal Property”), including those located on or appurtenant to any of the other Company Assets, or used or held for use in connection with the ownership or operation of the other Company Assets, and further including tanks, boilers, tubing, pumps, motors, flowlines, separators, fixtures, machinery, compression equipment, structures, radio and telephone equipment, SCADA and measurement technology (and smartphones, tablets and other mobility devices used in connection therewith), well communication devices and other materials and personal property used in connection with the ownership or operation of the other Company Assets, and including those set forth on Annex 1, Part D-2;

(viii) all Permits owned or held by the Company, including those used in connection with the ownership or operation of the other Company Assets, to the extent transferable as contemplated hereby;

(ix) to the extent that they may be transferred as contemplated hereunder, all rights, claims, and causes of action (including warranty and similar claims, indemnity claims, and defenses) of the Company whether arising before, on, or after the Effective Time;

(x) to the extent transferable, the Seismic Data of the Company listed on Annex 1, Part E;

(xi) all Imbalances relating to the Company Properties; and

(xii) all Company Records.

(o) “Company Business” means the oil and gas exploration and production business and related activities conducted as of the Execution Date (consistent with past practices) by the Company in the State of Louisiana, the State of Mississippi, the State of Texas and the U.S. Gulf of Mexico.

(p) “Company Contract” means any contract, agreement or instrument to which the Company is a party or is bound or the Company Assets are bound; provided that the defined term “Company Contract” shall not include any Company Leases, easements, rights-of-way or Permits and other instruments to the extent constituting the Company’s chain of title to the Company Leases, easements or rights-of-way (other than the acquisition purchase and sale agreements pursuant to which the Company Assets were acquired, and similar acquisition documents, unless such acquisition purchase and sale agreements and similar acquisition documents are substantially performed and the Company has no material continuing obligations or undertakings thereunder, such as non-disclosure or non-compete obligations).

(q) “Company Derivatives” means, collectively, any and all Derivatives entered into by Seller or its Affiliates on behalf of the Company or by the Company or otherwise binding on the Company or any Company Asset.

(r) “Company Records” means all original (or electronic or paper copies where originals do not exist) data, information, software, books, plats, files, studies, memoranda, reservoir models,

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supplier lists, customer lists, and records of the Company, including all production records, operating records, correspondence, lease records, land files, well logs and other well-related records, and division order records, prospect files, title records (including abstracts of title, ownership reports, title opinions and memoranda, and title curative documents), contract files, engineering, maintenance and/or production files, regulatory filings, environmental and worker safety records, accounting records, Tax records, and maps, electric logs, core data, pressure data and decline curves; excluding, however:

(i) all legal records and legal files of Seller and the Company and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Seller’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(ii) Seller’s Income Tax Returns, Consolidated Group Tax Returns, and other Tax Returns or other income Tax information of Seller not related to the Company Assets;

(iii) all financial and legal records of Seller or its Affiliates (other than the Company) and all of Seller’s and its Affiliates’ (other than the Company’s) corporate minute books and other business records (to the extent not pertaining primarily to the Company);

(iv) all emails and other correspondence by Seller’s and its Affiliates’ personnel with respect to Seller, the Company, the Company Assets and the Company Business in any way; and

(v) all documents, data and records prepared or received by Seller, the Company or any of their Affiliates relating to the sale of the Acquired Membership Interests, the Company and the Company Business, including (a) lists of prospective purchasers for such transactions compiled by Seller or its Affiliates, (b) bids received from and records of negotiations with third Persons constituting prospective purchasers, (c) analyses by Seller or its Affiliates of any bids submitted by any prospective purchaser, (d) correspondence between or among Seller, its representatives, and any prospective purchaser but excluding communications between Seller or the Company (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (e) correspondence between Seller or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by this Agreement (the records referred to in clauses (i), (ii), (iii), (iv) and (v) above, the “Excluded Company Records”).

(s) “Confidentiality Agreement” means that certain Confidentiality Agreement, dated October 17, 2019, by and among Castex (on behalf of Seller and other entities) and Purchaser, as the same may be further amended, supplemented, and/or restated, from time to time.

(t) “Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state or local Law.

(u) “Controlled Group Liabilities” means any and all liabilities of Seller or any of its ERISA Affiliates (i) under Title IV of ERISA, (ii) under Section 206(g), 302 or 303 of ERISA, (iii) under Section 412, 430, 431, 436 or 4971 of the Code, (iv) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of any foreign Laws.

(v) “Cure Period” means the period from and after the Title Defect Deadline until Closing Date.

(w) “Current Assets” means current assets as determined under the Accounting Principles, including cash and cash equivalents, accounts receivable (net of allowance for doubtful accounts), inventory, prepaid expenses, and other current assets (including prepaid drilling costs), but excluding

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(i) the portion of any prepaid expense and other current asset of which Purchaser or Company will not receive the benefit following the Effective Time; (ii) (A) receivables of the Company, on the one hand, from Seller or any of its Affiliates that is not the Company or Castex, on the other hand, and (B) such receivables of the Company, on the one hand, from Castex or any of its Affiliates that is not Seller, on the other hand, not accruing from the ordinary course of business; (iii) to the extent released to Seller without a downward adjustment, cash collateral, if any, on account of or related to any surety agreement or similar agreement, bond, letter of credit, guarantee or other item of credit support of or related to the Company or the Company Assets, together with all interest accrued thereon; (iv) any Tax assets; and (v) any Company Derivatives.

(x) “Current Liabilities” means current liabilities as determined under the Accounting Principles, including accounts payable, revenues payable, accrued Taxes, prepaid drilling costs, and accrued expenses, but excluding (i) any deferred Tax liabilities; (ii) the current portion of asset retirement obligations; (iii) (A) payables of the Company, on the one hand, to Seller or any of its Affiliates that is not the Company or Castex, on the other hand, and (B) such payables of the Company, on the one hand, to Castex or any of its Affiliates that is not Seller, on the other hand, not accruing from the ordinary course of business; and (iv) any Company Derivatives.

(y) “Customary Post-Closing Consents” means consents, approvals and/or authorizations from Governmental Authorities that customarily are obtained following the closing of transactions substantially similar to the transactions contemplated by this Agreement.

(z) “Decommission” and “Decommissioning” means all dismantling and decommissioning activities and obligations with respect to the Company Assets as are required by Law, any Governmental Authority or agreements including all well plugging, replugging and abandonment, facility dismantlement and removal, pipeline and flowline removal, dismantlement and removal of all other property of any kind related to or associated with operations or activities and associated site restoration and site remediation.

(aa) “Defect and Indemnity Escrow Account” means the account established pursuant to the Escrow Agreement holding the Disputed Amounts (as the same may be adjusted pursuant to the terms of this Agreement) and the Indemnity Escrow Amount (as the same may be adjusted pursuant to the terms of this Agreement).

(bb) “Defensible Title” means, subject to any Permitted Encumbrances, such title of the Company, deducible of record (other than interests not filed of record that were obtained as a result of non-consent elections) that, as of the Effective Time and immediately prior to Closing:

(i) entitles the Company to receive a Net Revenue Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex not less than the Net Revenue Interest set forth on the Lease Annex or Well Annex, as applicable, for such Company Lease, Company Unit or Company Well for the entire productive life of such Company Lease, Company Unit or Company Well, except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement;

(ii) obligates the Company to bear a Working Interest with respect to each Company Lease or Company Unit set forth on the Lease Annex or each Company Well set forth on the Well Annex no greater than the Working Interest set forth on the Lease Annex or Well Annex for such Company Lease, Company Unit or Company Well for the entire

A-V-5

productive life of such Company Lease, Company Unit or Company Well, (unless such increase in the Working Interest is accompanied by at least a proportionate increase in the Net Revenue Interest for such Company Lease, Company Unit or Company Well), except for changes or adjustments that are expressly set forth on such Lease Annex or Well Annex or on Schedule 3.20 or result from (A) the establishment of units or changes in existing units (or the participating areas therein) after the Execution Date, subject to Section 5.2, (B) actions taken or not taken in accordance with the directions of Purchaser pursuant to Section 5.2, (C) any Imbalances set forth on Schedule 3.22, or (D) those operations in which the Company may be a nonconsenting co-owner or co-party from and after the Execution Date in accordance with the terms of this Agreement; and

(iii) is free and clear of all Liens.

(cc) “Effective Time” means 12:00 a.m., Central Time, on July 1, 2019.

(dd) “Effective Time Net Working Capital” means (i) the Current Assets of the Company, less (ii) the Current Liabilities of the Company, determined as of the Effective Time. Effective Time Net Working Capital is further described and illustrated on Exhibit H.

(ee) “Environmental Defect” means any event, condition, or circumstance, including any Release into the environment of Hazardous Materials, relating to any of the Company Assets that (i) constitutes a violation of or non-compliance with any Environmental Law or (ii) would reasonably be expected to require Remediation presently under Environmental Laws; provided, however, that any claims or Proceedings related to climate change or coastal erosion shall not constitute an “Environmental Defect” unless the Company is a named party thereto.

(ff) “Environmental Defect Amount” means, with respect to each Environmental Defect, the estimated Lowest Cost Response net to the Company’s interest of Remediation for such Environmental Defect for the affected Company Asset (or Company Assets if multiple Company Assets are affected by the same Environmental Defect).

(gg) “Environmental Laws” means all Laws as of the Execution Date of any Governmental Authority having jurisdiction over the Company Assets or the property in question and addressing (i) pollution, (ii) protection of the environment, human health and safety (to the extent such human health and safety relates to exposure of Hazardous Materials) or natural resources, or (iii) the generation, use, storage, recycling, treatment, processing, transportation, Release or threatened Release of, or exposure to, Hazardous Materials. Without limiting the foregoing, Environmental Laws includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Authorization Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, in each case as amended to the Execution Date, and all regulations implementing the foregoing.

(hh) “Environmental Liabilities” means any Damages pursuant to any (i) order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment or similar ruling or act (including settlements) by any Governmental Authority to the extent arising out of any violation of, or Remedial obligation under, any Environmental Law or (ii) claim or cause of action by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources, Remediation or payment or reimbursement of Remediation costs, or similar costs or expenses to the extent arising out of a Release of any Hazardous Material, or any violation of, or any Remediation obligation under, any Environmental Laws.

(ii) “Environmental Notice” means a written notice with respect to any Environmental Defect that includes (i) a reasonable description and explanation of the matter constituting the alleged

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Environmental Defect and the Company Assets believed by Purchaser to be affected thereby, including a reference to the Environmental Law applicable to such matter, (ii) Purchaser’s estimate of the Environmental Defect Amount with respect to such Environmental Defect, and (iii) such supporting reports and data in Purchaser’s and its Affiliates’ possession which are used by Purchaser to identify the existence of any such Environmental Defect (which shall be governed by the terms of the Confidentiality Agreement).

(jj) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(kk) “ERISA Affiliate” means, with respect to any Person, any entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code that includes such Person.

(ll) “Escrow Account” means the account established pursuant to the Escrow Agreement for purposes of holding the Deposit.

(mm) “Escrow Agent” means Citibank, N.A.

(nn) “Escrow Agreement” means an Escrow Agreement, substantially in the form of Exhibit C attached hereto, among Seller, Purchaser and the Escrow Agent, executed prior to or contemporaneously with this Agreement.

(oo) “Excluded Assets” means:

(i) the Excluded Company Records;

(ii) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i), the Company’s right with respect to all claims and causes of action of the Company arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(iii) subject to Section 5.13, all rights and interests of the Company (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

(iv) all of the Company’s personal computers and associated peripherals;

(v) all of the Company’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

(vi) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(vii) Seller’s, Castex’s or their respective Affiliates’ (including the Company’s) Loan instruments or any other indebtedness for borrowed money;

(viii) any assets that are excluded from the transactions contemplated hereunder pursuant to the terms of this Agreement;

(ix) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument (collectively, the “Sinking Funds”) established or maintained, whether held by any Company or any other Person on behalf of such Company, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of any Company, including those listed on Schedule A; and

(x) any assets described on Annex 1, Part F.

(pp) “Excluded Assets Assignment” means an assignment and bill of sale, substantially in the form of Exhibit B attached hereto.

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(qq) “Financial Statements” means (i) the audited consolidated financial statements of Seller, including the notes thereto, consisting of a balance sheet as of December 31 in each of the years 2017 and 2018 and the related consolidated statements of operations, changes in members’ equity and cash flows for the years 2017 and 2018 and (ii) the unaudited consolidated financial statements of Seller consisting of a balance sheet as of June 30, 2019 and the related consolidated statements of operations, changes in members’ equity and cash flows for the six-month period then-ended.

(rr) “Governmental Authority” means any federal, state, local or foreign government or other political subdivision or quasi-governmental entity, and all departments, courts, tribunals, commissions, boards, arbitral bodies, bureaus, bodies, ministries, agencies or other instrumentalities of any of them.

(ss) “Hazardous Materials” means any waste, chemical, material or other substance regulated, defined or listed as a hazardous substance, solid waste (including any oil and gas exploration and production wastes, components, fractions or derivatives thereof), hazardous waste, toxic substance, hazardous material, contaminant, pollutant or words of similar meaning or import under any applicable Environmental Law.

(tt) “HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

(uu) “Hydrocarbons” means oil, gas, condensate or any other gaseous and liquid hydrocarbons or any combination or constituents thereof, including sulphur and other constituents extracted therefrom.

(vv) “Imbalance” means over-production or under-production or over-deliveries or under-deliveries, as applicable, on account of (i) any outstanding imbalance at the wellhead between the amount of Hydrocarbons produced from a Company Well and allocable to the interests of the Company therein and the shares of production from the relevant Company Well that are actually taken by or delivered to or for the account of the Company and (ii) any outstanding marketing imbalance between the amount of Hydrocarbons required to be delivered by or to the Company under any Company Contract relating to the purchase and sale, gathering, transportation, storage, treating, processing, or marketing of Hydrocarbons and the Hydrocarbons actually delivered by or to or for the account of the Company pursuant to any such Company Contract, in each case, excluding any imbalances attributable to royalties payable in kind to the U.S. Office of Natural Resources Revenue; provided that “Imbalance” does not include any Excluded Assets.

(ww) “INC” means an incident of non-compliance issued by BOEM or BSEE with respect to any of the Company Assets.

(xx) “Income Taxes” means any income, capital gains, franchise and similar Taxes.

(yy) “Indemnity Escrow Amount” means an amount equal to fifteen percent (15%) of the Unadjusted Purchase Price.

(zz) “Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable); (ii) trademarks, service marks, trade dress, trade names, corporate names and domain names and other similar indicia of origin, and all goodwill associated therewith, and registrations of and applications to register the foregoing; (iii) copyrights and all registrations of and applications to register the foregoing; (iv) trade secrets, confidential information and confidential know-how (including confidential information regarding manufacturing and production processes, models, simulations, ideas, research and development, formulas, compositions, technical and engineering data/reports, process and operating manuals, drawings, designs, specifications, customer and supply data, pricing and cost information, and business and marketing plans and proposals); and (v) all other intellectual property rights.

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(aaa) “Laws” means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions, decrees, requirements, judgments, settlements and codes of Governmental Authorities, including obligations arising under the common law and Permits.

(bbb) “Lease Annex” means Annex 1, Part A.

(ccc) “Liens” means any lien, pledge, claim, charge, security interest, defect or other similar encumbrance or rights of any other Person with respect to the applicable property.

(ddd) “Loan” means any indebtedness for borrowed money or guarantee of any such indebtedness.

(eee) “Lowest Cost Response” means the response authorized under Environmental Laws that addresses an environmental condition which requires Remediation (including such Remediation required by any Governmental Authority) at the lowest cost (discounted to present value, using a seven percent (7%) discount rate) (taking into consideration any direct expenses, liabilities or Damages that are reasonably expected to arise as a result of such response) as compared to any other response that is authorized under Environmental Laws and that allows for the continued safe and prudent operation of the affected asset. Taking no action for an environmental condition for which Remediation is required shall constitute the Lowest Cost Response if, after investigation, taking no action is determined to be allowed under Environmental Laws (unless Remediation is required by any Governmental Authority). If taking no action for an environmental condition for which Remediation is required is not allowed under Environmental Laws, the least costly active remedy, such as (x) a risk-based closure that may or may not require institutional controls such as deed restrictions limiting the use of the property to its present or similar uses or prohibiting the installation of shallow groundwater wells, or (y) the installation of engineering controls or physical barriers to contain, stabilize, prevent migration of, or exposure to, Hazardous Materials, including caps, dikes, encapsulation, leachate collection systems, and similar barriers or controls, shall be the Lowest Cost Response; provided that the Lowest Cost Response shall always include Remediation required by any Governmental Authority.

(fff) “Material Contract” means any Company Contract which (x) can reasonably be expected to generate gross revenue per year in excess of Two Hundred Thousand and No/100 Dollars ($200,000) on an eight-eighths (8/8ths) basis, or to require expenditures per year in excess of Two Hundred Thousand and No/100 Dollars ($200,000) on an eight-eighths (8/8ths) basis, or (y) is of one or more of the following types:

(i) contracts for the purchase, sale or exchange of Hydrocarbons (unless such contract is terminable by the Company without penalty on sixty (60) days’ notice or less);

(ii) contracts for the gathering, treating, processing, handling, refining, storing, transporting, marketing, disposal or injection of Hydrocarbons and contracts containing an acreage dedication, take-or-pay or volume commitment and all similar contracts (unless such contract is terminable by the Company without penalty on sixty (60) days’ notice or less);

(iii) to the extent the same will not be released or terminated at or prior to Closing, any indenture, mortgage, loan, note, credit, sale-leaseback or similar contract, including all Third-Party Loans, (in each case) evidencing a Loan binding on any of the Acquired Membership Interests, the Company or the Company Assets or granting any Liens upon any Acquired Membership Interest or any Company Asset and all related security agreements or similar agreements associated therewith;

(iv) contracts containing all production payments or net profits interests provisions burdening the Company’s interest in any of the Company Assets;

(v) contracts for the use of drilling rigs;

(vi) merger agreements, purchase agreements, farmin and farmout agreements, development agreements, exploration agreements, participation agreements, participation

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area agreements, exchange agreements, pre-pooling letter agreements and similar agreements providing for the earning or acquisition of an equity interest, beneficial interest or leasehold interest;

(vii) operating agreements, joint lease operating agreements, unit agreements, unit operating agreements and communitization agreements;

(viii) seismic and other data licenses and contracts;

(ix) partnership agreements, joint venture agreements and similar agreements;

(x) any Company Contract pursuant to which the Company will acquire any interest in any other Person;

(xi) any contract requiring the Company to provide any guaranty, letter of credit, cash, treasury securities, comfort letter, surety bond, or other credit support to Seller or its Affiliates;

(xii) (A) any contract creating a capital lease obligation for or on the Company, (B) any Company Contract for the sale of accounts receivable, and (C) any contract the principal purpose of which is for the Company to provide indemnification to any other Person with respect to any Company Assets;

(xiii) any Company Contract relating to Derivatives;

(xiv) any contract that constitutes a lease (other than the Company Leases) under which the Company is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by the Company without penalty upon sixty (60) days’ or less notice and (B) involves an annual base rental of more than One Hundred Fifty Thousand Dollars ($150,000);

(xv) (A) any contract between Seller or an Affiliate thereof (other than the Company or Castex), on the one hand, and the Company, on the other hand, (B) any contract listed on Schedule 5.10 (each as described in (A) or (B), an “Affiliate Contract”), and (C) any contract between Castex or an Affiliate thereof, on the one hand, and the Company, on the other hand;

(xvi) any Company Contract or contract for consulting, management, operations or other independent contractor services (excluding ordinary hourly services for accounting or legal matters);

(xvii) any Company Contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services to the Company;

(xviii) any contract that provides staff leasing, personnel services, employee leasing or any other personnel-related, employment-related or employee benefit-related services with respect to any Company Assets;

(xix) any Company Contracts with any labor union or association or other Person representing, purporting to represent or seeking to represent any employee of the Company or other individual who provides services to the Company;

(xx) any Company Contracts (other than confirmations of transactions pursuant to master agreements) with any Governmental Authority; and

(xxi) any contract that contains an area of mutual interest, non-compete, non-solicit, drag along rights, tag along rights, rights of first refusal, rights of first offer or other right to purchase, participation rights, or similar provisions pursuant to which any third

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party may be entitled to acquire an interest in any Company Assets or Acquired Membership Interests, which would restrict Purchaser’s or the Company’s actions with respect to the Company Assets after Closing or which limits or otherwise restricts the Company or Purchaser (after Closing) from engaging or competing in any line of business, in any geographic location or with any Person.

(ggg) “Net Revenue Interest” means the interest (expressed as a percentage or decimal) in and to all the Hydrocarbons produced and saved or sold from or allocated to the relevant Company Lease, Company Unit or Company Well after giving effect to all Burdens.

(hhh) “Organizational Documents” means (i) the articles or certificate of incorporation and bylaws of a corporation; (ii) the certificate of formation and limited liability company agreement of a limited liability company; (iii) the limited partnership agreement and a certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any Person; and (v) any amendment to any of the foregoing.

(iii) “Other PSA” means each of (i) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), (ii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings II, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), (iii) the Purchase and Sale Agreement dated as of the Execution Date by and among ILX Holdings III LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time), and (iv) the Purchase and Sale Agreement dated as of the Execution Date by and among Castex Energy 2014, LLC, Purchaser and Purchaser Parent (as the same may be amended from time to time).

(jjj) “Permits” means any and all governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor issued by, or if only submission is required, submitted to and accepted by, any Governmental Authority.

(kkk) “Permitted Encumbrance” means:

(i) all Burdens upon, measured by, or payable out of production, or otherwise affecting the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well, if the net cumulative effect of such Burdens does not operate to (A) reduce the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex or (B) increase the Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable);

(ii) all easements, rights-of-way, covenants, restrictions, servitudes, permits, surface leases, surface use agreements, sub-surface leases, grazing rights, logging rights, mining rights and other similar rights (including rights in respect of surface and subsurface operations not involving the extraction of Hydrocarbons) with respect to the Company Leases, and canals, ditches, reservoirs, pipelines, utility lines, power lines, railways, streets, roads, alleys, highways and other structures on, over, through or under the Company Leases, in each case that do not materially detract from the value of or materially interfere with the ownership, operation or use of the assets subject thereto or affected thereby (as currently owned, used or operated);

(iii) the terms and conditions of (X) the Company Leases and Company Contracts, provided that the net cumulative effect of such matters does not operate to (A) reduce the

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Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to less than the Net Revenue Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex or (B) increase the Company’s Working Interest in any Company Lease, Company Unit or Company Well to greater than the Working Interest for such Company Lease or Company Unit as set forth in the Lease Annex or for such Company Well as set forth in the Well Annex (without at least a proportionate increase in the Net Revenue Interest in such Company Lease, Company Unit or Company Well, as applicable), and (Y) this Agreement and any other agreement or document contemplated to be executed pursuant to this Agreement;

(iv) conventional rights of reassignment, upon the surrender or expiration of any Company Lease which have not been triggered as of the date hereof;

(v) all Liens for Taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and, in each case, for which appropriate reserves have been made in the books and records of the Company;

(vi) all applicable Laws and rights reserved to or vested in any Governmental Authority pursuant to applicable Law (A) to control or regulate any Company Asset in any manner, (B) by the terms of any right, power, grant or permit, or by provision of Law, to terminate such right, power, grant or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any Company Asset, (C) to use any Company Asset in any manner or (D) to enforce any obligations or duties owed to any Governmental Authority with respect to any Permit;

(vii) Liens released or discharged by Seller prior to or at the Closing, including those set forth on Schedule 1.2;

(viii) any undetermined and inchoate liens and any vendors’, carriers’, warehousemen’s, repairmen’s, mechanic’s, workmen’s, materialmen’s, construction or other like Liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any Company Asset in respect of obligations that are not yet due in the normal course of business or, if due, that are being contested in good faith by appropriate Proceedings by or on behalf of the Company;

(ix) all Preferential Purchase Rights and similar contractual provisions, and all Consents and Customary Post-Closing Consents;

(x) any failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in the Company’s chain of title to the Company Assets, to the extent no claim has been made for Damages in respect thereof that remains outstanding;

(xi) all Liens created under Company Leases or Company Contracts or by operation of Law in respect of obligations that are not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and are identified on Schedule 1.2;

(xii) such defects or irregularities in the Working Interests or Net Revenue Interests in the Company Assets resulting from the failure to file any assignment or other transfer instrument in the Company’s chain of title in the records of any adjoining county or parish, so long as the instrument in question is filed with the BOEM;

(xiii) any defects that (a) would not constitute a Title Defect under the definition of that term or (b) would otherwise constitute a Title Defect under this Agreement but which Purchaser has waived or is deemed to have waived in writing;

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(xiv) all defects (a) based solely on a recorded document(s) that is not in the applicable Company’s files if the document is filed of record or (b) arising out of lack of corporate or other entity authorization or defects in the execution, delivery, acknowledgment, or approval of any instrument, unless Purchaser provides affirmative evidence that the action was not authorized;

(xv) any defects to the extent based on (a) lack of a division order or an operating agreement covering such Company Asset (including portions of such Company Asset that were formerly within a unit but which have been excluded from the unit as a result of a contraction or replacement of the unit) or (b) failure of any communitization agreement, unit agreement, or similar type of agreement to have been finally approved by any Governmental Authority;

(xvi) all Imbalances, all depth restrictions or limitations applicable to such Company Assets, and any other matters, in each case, expressly set forth in the Lease Annex or the Well Annex;

(xvii) the terms and conditions of, and any Liens created pursuant to, any Third-Party Loan of the Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Company or the Company Assets as of Closing;

(xviii) any defects arising from failure of any non-participating royalty owners to ratify a Company Unit (other than any Company Unit granted by BOEM), in the event interest owners holding an aggregate Net Revenue Interest of at least ninety-five percent (95%) on an eight-eighths basis (8/8ths) have ratified such Company Unit;

(xix) defects arising from any prior oil and gas lease relating to the lands covered by the Company Leases or Company Units not being surrendered of record, unless Purchaser provides affirmative evidence that such prior oil and gas lease is still in effect and has resulted, or could reasonably be expected to result, in another Person’s actual and superior claim of title to the relevant Company Lease, Company Unit or Company Well; and

(xx) any other matters expressly described on Schedule 1.2.

(lll) “Permitted Interest Encumbrance” means the following:

(i) Liens created by this Agreement;

(ii) the terms and conditions of, and any Liens created pursuant to, any Third-Party Loan of the Company, and any agreement or instrument entered into in relation therewith, in each case to the extent released or otherwise not binding on the Acquired Membership Interests as of Closing; and

(iii) any restrictions on sales of securities under applicable securities Laws.

(mmm) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

(nnn) “Phase I Activities” means a desktop review of the records maintained by Governmental Authorities and to the extent Seller or the Company is able to secure availability without cost or violating any contractual obligation, site visits to perform a visual inspection of onshore properties and interviews of personnel, but does not include any sampling, testing or similar invasive activities.

(ooo) “Pre-Effective Date Period” means any Tax period ending on or before the Tax Effective Date.

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(ppp) “Release” means any releasing, spilling, emitting, leaking, pumping, pouring, emptying, escaping, dumping, depositing, disposing, discharging, dispersing, leaching or migrating of Hazardous Materials into the environment.

(qqq) “Remediate,” “Remediation” or “Remedial” means any action required by or reasonably necessary to comply with any applicable Environmental Law to investigate, clean-up, remedy, cure, remove, remediate, restore, reclaim, abate, monitor, or conduct corrective action, closure or post-closure obligations with respect to any event, condition, circumstance, environmental pollution, contamination or degradation, including any permitting or reporting or necessary facility repair or modification (including the installation and operation of any reasonably required pollution control equipment).

(rrr) “Retained Employee-Related Liabilities” means all liabilities that are attributable to, associated with or related to, or that arise out of or in connection with (i) any Benefit Plan or other employee benefit or compensation plan, program or arrangement sponsored, maintained or contributed to by Seller or any of its ERISA Affiliates or to which Seller or any of its ERISA Affiliates was obligated to contribute to at any time on or prior to the Closing, including all Controlled Group Liabilities, and (ii) the employment or engagement by Seller, Castex or any of their respective Affiliates of any individual, including liabilities arising at any time with respect to any act or omission or other practice arising from or relating to an employment or independent contractor relationship or the termination thereof.

(sss) “Seismic Data” means all geological or geophysical or other seismic or related technical data, information, records or interpretations relating to the Company Assets.

(ttt) “Seller Tax” means (i) Income Taxes imposed by any applicable Law on Seller, any of its direct or indirect owners (including Castex) or any of its Affiliates (other than the Company), (ii) Taxes of any Consolidated Group (or any member thereof) of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of Treasury Regulation Section 1.1502-6(a) or any analogous or similar foreign, state or local Law (other than such a group of which only the Company has been a member), (iii) Taxes imposed on the Company or for which the Company may otherwise be liable (A) for any Pre-Effective Date Period and the portion of any Straddle Period ending on and including the Tax Effective Date (determined in accordance with Section 9.3), (B) in respect of any Excluded Assets, or (C) resulting from the transactions contemplated by this Agreement (for the avoidance of doubt, including but not limited to, the transactions contemplated in Sections 1.3 and 5.6), (iv) Taxes for which Seller is responsible pursuant to Section 9.5, and (v) to the extent not otherwise addressed in clauses (i) through (iv), Taxes of any other Person for which the Company is or has been liable as a transferee or successor, by contract or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Tax Effective Date; provided that no such Tax will constitute a Seller Tax to the extent such Tax was included as a Current Liability in the final determination of Effective Time Net Working Capital or taken into account as an adjustment to the Purchase Price under Section 2.3(f).

(uuu) “Seller’s Knowledge” means with respect to the Company, the Company Assets and the ownership or operation thereof, the actual knowledge (after due inquiry) of the following Persons: Ashley Green, John Stoika, Jonathan Wilson and Aaron Killian.

(vvv) “Straddle Period” means any Tax period that begins on or before the Tax Effective Date and ends after the Tax Effective Date.

(www) “Suspended Funds” means funds which the Company is holding which are owing to third party owners of royalty, overriding royalty, working or other interests in respect of past production of oil, gas or other Hydrocarbons attributable or allocated to the Company Assets of the Company, including those set forth on the schedule delivered to Purchaser in accordance with Section 5.14.

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(xxx) “Tax” means (i) any tax, assessment, unclaimed property or escheat obligation, fee or other governmental charge imposed by any Governmental Authority, including any foreign, federal, state or local income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution, production tax, pipeline transportation tax, freehold mineral tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, environmental tax (including taxes under Section 59A of the Code), profits tax, severance tax, personal property tax, real property tax, sales tax, license tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, social security (or similar) tax, unemployment tax, disability tax, alternative or add-on minimum tax, estimated tax or other tax of any kind whatsoever, including any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in this clause (i) or any Tax Return, (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of a Consolidated Group for any period and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of the operation of Law or any express or implied obligation to indemnify any other Person, and whether any item described in clauses (i), (ii) or (iii) is disputed or not.

(yyy) “Tax Effective Date” means, with respect to Asset Taxes, the day immediately prior to the date on which the Effective Time occurs, and with respect to Taxes other than Asset Taxes, the Closing Date.

(zzz) “Tax Partnership” means each of the (i) Main Pass 270 Tax Partnership Agreement dated March 1, 2015 and relating to the Offshore Operating Agreement dated March 1, 2015 by and among Castex Offshore, Inc. (as Operator) and Petsec Energy Corp, Walter Oil & Gas Corporation and GOME 1271 LLC; and (ii) South Timbalier 320 Tax Partnership Agreement dated September 15, 2017 and relating to the Offshore Operating Agreement dated September 15, 2017 by and among Walter Oil & Gas Corporation (as Operator) and W&T Energy VI, LLC et al.

(aaaa) “Tax Partnership Interests” means the Company’s interest in the Tax Partnerships.

(bbbb) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

(cccc) “Third-Party Loans” means all Loans owing by the Company to Persons other than Seller or its Affiliates.

(dddd) “Title Benefit” means any right, circumstance or condition that operates to increase the Company’s Net Revenue Interest in any Company Lease, Company Unit or Company Well to an amount above the Net Revenue Interest set forth on the Lease Annex with respect to such Company Lease or Company Unit or the Well Annex with respect to such Company Well, without causing a greater than proportionate increase in the Company’s Working Interest in such Company Lease, Company Unit or Company Well.

(eeee) “Title Defect” means any Lien, defect or other matter, which causes the Company not to have Defensible Title in and to the applicable Company Property; provided, however, that only in the circumstances where multiple Title Defect Properties are affected by the same condition that gives rise to the Title Defect, and such condition derives from a single instrument in respect of all such Title Defect Properties, each such Title Defect will be addressed as a single condition with respect to the Title Defect Properties affected thereby and such Title Defects will be aggregated on a per condition basis across different Company Leases, Company Units or Company Wells to the extent affected by such condition for purposes of determining whether such Title Defect meets the Title Threshold; provided, further, that the following shall not constitute Title Defects: (i) defects arising from failure to have surface or platform access or any rights-of-way; (ii) defects based on the failure to record Company Leases issued by any Governmental Authority, or any assignments of record title or

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operating rights in such Company Leases, in the real property, conveyance or other records of the county/parish in which such Company Lease is located or adjacent (provided that such Company Leases or assignments have been appropriately filed of record with the applicable Governmental Authority); (iii) defects arising from prior oil and gas leases relating to the Company Leases that are not surrendered of record, unless Purchaser provides affirmative evidence that any such prior lease is still valid; (iv) defects arising solely out of a lack of survey, overlapping survey, or lack of metes and bounds descriptions, unless required by applicable Law; (v) Permitted Encumbrances; and (vi) defects that affect only which Person has the right to receive royalty payments (rather than the amount of such royalty) and that does not affect the validity of the underlying Company Lease or the proper payment thereof.

(ffff) “Title Notice” means a written notice with respect to any Title Defect or Title Benefit, as applicable, that includes (i) a description and explanation of the Title Defect or Title Benefit, as applicable, and the Company Lease, Company Unit or Company Well affected thereby, (ii) such supporting documents in the possession of the Party claiming the Title Defect or Title Benefit (or references thereto, in the case of documents (A) in the Company’s possession so long as such documents are made available to Purchaser or (B) filed of record) which are used by such Party to identify the existence of any such Title Defect or Title Benefit, as applicable, and (iii) the Allocated Value of the Company Lease, Company Unit or Company Well affected by such Title Defect or Title Benefit, as applicable, and Purchaser’s or Seller’s, as applicable, estimate of, with respect to any Title Defect, the Title Defect Amount, and with respect to any Title Benefit, the Title Benefit Amount, and the computations upon which Purchaser’s or Seller’s, as applicable, belief is based.

(gggg) “Transaction Costs” means all (i) fees, costs and expenses of any brokers, financial advisors, consultants, accountants, attorneys or other professionals incurred by the Company in connection with any efforts to sell the Acquired Membership Interests, including the preparation, marketing, auction, structuring, negotiation or consummation of the transactions contemplated by this Agreement and (ii) fees, costs and expenses incurred by the Company in connection with the dispute, cure or attempted cure of any Title Defect or Environmental Defect with respect to any Company Assets.

(hhhh) “Treasury Regulations” means the final or temporary regulations promulgated by the U.S. Department of the Treasury under the Code.

(iiii) “Well Annex” means Annex 1, Part B.

(jjjj) “Willful Breach” means, with respect to any Party, such Party willfully and intentionally breaching (by refusing to perform or taking an action prohibited) any covenant applicable to such Party, which breach of such covenant is material with respect to the transactions contemplated by this Agreement.

(kkkk) “Working Interest” means the percentage of costs and expenses associated with the exploration, drilling, development, operation and abandonment of any Company Well, Company Lease or Company Unit required to be borne with respect thereto.

Section 1.3 Excluded Assets. Seller shall cause the Company to execute and deliver to Seller or its designee, as assignee, an Excluded Assets Assignment at any time prior to Closing causing the Company to assign the Excluded Assets to Seller or its designee effective as of immediately prior to the Closing.

ARTICLE 2

PURCHASE PRICE

Section 2.1 Purchase Price.

(a) Purchase Price. The purchase price for the Acquired Membership Interests shall be equal to $7,000,000.00 (the “Unadjusted Purchase Price”), consisting of (i) $7,000,000.00 in cash or other

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immediately available funds (the “Cash Purchase Price”), and (ii) zero shares of common stock of Purchaser Parent (the “Purchaser Parent Shares”). For purposes of clause (a)(i) above only, the Cash Purchase Price shall be adjusted as provided in Section 2.3 (as so adjusted plus the value of the Purchaser Parent Shares in clause (a)(ii) above, the “Purchase Price”). Notwithstanding anything contained in this Agreement to the contrary, any adjustments to the Purchase Price pursuant to this Agreement shall be made to or from the Cash Purchase Price only.

(b) Adjustment of Shares. In the event, between the Execution Date and the Closing Date, Purchaser Parent shall subdivide its issued and outstanding common stock into a greater number of shares (by way of a stock dividend, stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately increased, and, in the event the issued and outstanding common stock of Purchaser Parent shall be combined into a smaller number of shares (by way of reverse stock split or otherwise), the number of Purchaser Parent Shares to be issued to Seller at Closing shall be proportionately decreased; provided that, for purposes of clarity, no adjustment shall be made with regard to the number of Purchaser Parent Shares pursuant to this Section 2.1(b) in connection with (i) Purchaser Parent’s issuance of additional shares of its common stock and receipt of consideration for such shares in a bona fide third party transaction, or (ii) Purchaser Parent’s issuance of employee or director stock options, restricted stock awards, performance share units, grants or similar equity awards or Purchaser Parent’s issuance of its common stock upon exercise or vesting of any such options, grants or awards.

(c) Deposit. Contemporaneously with the execution of this Agreement, Purchaser shall deposit by wire transfer in same day funds with the Escrow Agent an amount equal to five percent (5%) of the Unadjusted Purchase Price (such amount, including any interest earned thereon, the “Deposit”). The Deposit shall be held by the Escrow Agent pursuant to the terms of this Agreement and the Escrow Agreement. If the Closing occurs, then on the Closing Date the entirety of the Deposit shall be retained by the Escrow Agent and applied toward the Indemnity Escrow Amount. Otherwise the Deposit shall be handled in accordance with Section 10.2 and the terms of the Escrow Agreement.

Section 2.2 Allocated Values; Income Tax Treatment of Purchase Price.

(a) Allocated Values. The Parties agree that the Purchase Price shall be allocated among the Company Leases, Company Units and Company Wells as set forth in the Lease Annex (with respect to the Company Leases and Company Units) and the Well Annex (with respect to the Company Wells). “Allocated Value” means, with respect to each Company Lease, Company Unit or Company Well, the amount of the Unadjusted Purchase Price allocated to that Company Lease or Company Unit as set forth on the Lease Annex under the column “Allocated Value” or to that Company Well as set forth on the Well Annex under the column “Allocated Value.” Subject to Section 2.2(b), the Parties shall not take any position inconsistent therewith with any tax authority or in notices to Preferential Purchase Right holders.

(b) Income Tax Treatment of Purchase Price.

(i) In reliance upon the representations and warranties of Seller in Section 3.7(o), the Parties intend to treat the transactions contemplated by this Agreement as a purchase of all of the assets of the Company (and purchase of the Tax Partnership Interests) for U.S. federal (and applicable state and local) income tax purposes (the “Intended Tax Treatment”).

(ii) Seller shall prepare and deliver to Purchaser within ninety (90) days after the Determination Date, a draft allocation of the Purchase Price and any other amounts constituting consideration for U.S. federal income Tax purposes (in each case, as adjusted to reflect any subsequent adjustment thereto under this Agreement) among the Company Assets (and Tax Partnership Interests) in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder and, to the extent allowed under applicable U.S. federal income tax Law, in a manner consistent with the Allocated Values (the

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“Proposed Allocation”). The Proposed Allocation shall be deemed to be accepted and agreed by, and shall be conclusive and binding on, the Parties except to the extent Purchaser shall have delivered its objections to such Proposed Allocation to Seller no later than thirty (30) days after Purchaser’s receipt thereof (the “Allocation Objection Notice”).

(iii) If Seller receives an Allocation Objection Notice, then Purchaser and Seller shall cooperate in good faith to reach a mutually agreeable allocation, and if Purchaser and Seller do not reach a mutually agreeable allocation with respect to the Proposed Allocation within thirty (30) days of Seller’s receipt of the Allocation Objection Notice (or such other time period mutually agreed upon by Purchaser and Seller), Purchaser and Seller shall submit the Proposed Allocation updated to include any items upon which Purchaser and Seller agree and a description of any disputed items as to such Proposed Allocation to the Houston, Texas office of KPMG LLP (the “Accounting Arbitrator”). In such case, Purchaser and Seller shall instruct the Accounting Arbitrator to, within thirty (30) days of its engagement by Purchaser and Seller (or such other time period mutually agreed upon by Purchaser and Seller), make a determination as to the submitted disputed items and to provide written notice of its determination to Purchaser and Seller and a revised Proposed Allocation updated to reflect such determinations, which revised Proposed Allocation shall be deemed agreed by, and be conclusive and binding on, the Parties. All fees and expenses charged by the Accounting Arbitrator pursuant to this Section 2.2(b) will be allocated evenly between Purchaser and Seller.

(iv) The allocation mutually agreed by the Parties or deemed agreed by the Parties, in each case, pursuant to this Section 2.2(b) shall be the “Final Allocation”. The Parties shall use commercially reasonable efforts to update the Final Allocation in a manner consistent with Section 1060 of the Code following any adjustment to the Purchase Price pursuant to this Agreement.

(v) The Parties shall, and shall cause their Affiliates (and with respect to Seller, if applicable, cause Castex to) to: (A) report consistently with the Intended Tax Treatment and the Final Allocation in all Tax Returns relating to Income Taxes (including Internal Revenue Service Form 8594); (B) not take any position for U.S. federal (or applicable state or local) income Tax purposes that is inconsistent with the Intended Tax Treatment or the Final Allocation on any Tax Return or in any Proceeding before any taxing authority; and (C) promptly advise the other Party regarding the existence of any audit, litigation or other Proceeding related to the Intended Tax Treatment or the Final Allocation; provided, however, that nothing contained herein shall prevent Purchaser or Seller from settling any proposed deficiency or adjustment by any taxing authority relating to the Final Allocation after a commercially reasonable effort to cooperate with the other Party or Parties and defend such Final Allocation, and neither Purchaser nor Seller shall be required to litigate any proposed adjustment by any taxing authority challenging such Final Allocation.

Section 2.3 Adjustments to Cash Purchase Price. The Cash Purchase Price shall be adjusted as of the Closing pursuant to Section 2.4(a) and, after the Closing, pursuant to Section 2.4(b), but only with respect to matters identified in the Closing Settlement Statement, the Post-Closing Statement or an Adjustment Notice in accordance with the following, without duplication:

(a) decreased or increased by the amount by which the Effective Time Net Working Capital is less than or greater than Zero Dollars ($0.00), as applicable;

(b) (i) decreased by the amount of cash or cash equivalents of the Company distributed from and after the Effective Time until the Closing to Seller or any of its Affiliates (other than the Company), and (ii) increased by the amount of any cash or cash equivalents contributed to the Company from and after the Effective Time until the Closing by Seller or any of its Affiliates (other than the Company);

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(c) decreased by the amount of any Transaction Costs to the extent not reflected in the Effective Time Net Working Capital;

(d) (i) increased by any amounts paid by Seller, Castex or any of their Affiliates (other than the Company) on behalf of, or to, the Company (other than payments to Seller or any of its Affiliates (other than the Company)) from and after the Effective Time to the extent not offsetting any Current Assets of the Company included in the calculation of Effective Time Net Working Capital, as applicable (but excluding any amounts funded by Seller or any of its Affiliates (other than the Company) on behalf of the Company to pay or cause to be paid the Company’s outstanding Third-Party Loans (other than any bonds, letters of credit, cash collateral, guarantees or other forms of support that are not canceled, terminated or released upon or prior to Closing) or any amount related to the Excluded Assets, to the extent not offsetting any Current Liabilities of the Company), and (ii) decreased by any amounts or other assets paid or distributed by the Company on behalf of, or to, Seller, Castex, or any of their Affiliates (other than the Company) from and after the Effective Time and prior to and including the Closing Date to the extent not offsetting any Current Liabilities of the Company;

(e) (i) increased by any proceeds attributable to the Company Derivatives that accrue between the Effective Time and Closing (if any), (ii) decreased by any losses, liabilities or Damages attributable to the Company Derivatives that accrue between the Effective Time and Closing (if any), (iii) without duplication of clause (i), increased by any settlement proceeds attributable to the Company Derivatives accruing or made between the Effective Time and Closing (if any), and (iv) without duplication of clause (ii), decreased by any settlement payments attributable to the Company Derivatives accruing or made between the Effective Time and Closing (if any);

(f) decreased by any amount that would constitute Seller Taxes but for this Section 2.3(f) that is (i) not paid as of the Effective Time and not included in the calculation of Effective Time Net Working Capital, and (ii) paid or economically borne by the Purchaser or its Affiliates or the Company after the Effective Time prior to the Closing Date;

(g) to the extent not included in the Effective Time Net Working Capital, increased by an amount equal to the value of all Hydrocarbons attributable to the Company Assets in storage or existing in pipelines, plants and/or tanks (including inventory and line and tank fill) in each case that are, as of the Effective Time, (i) upstream of the pipeline connection or above the relevant outlet flange or (ii) upstream of the sales meter, if any, the value of such Hydrocarbons to be based upon the contract price in effect as of the Effective Time (or the price paid to the Company in connection with the sale of such Hydrocarbons, if there is no contract price, in effect as of the Effective Time), less Burdens and transportation, marketing and other post-production expenses charged by third parties (other than Taxes) on such production, in each case without duplication of any other amounts included in the calculation of Effective Time Net Working Capital;

(h) (i) to the extent not included in the Effective Time Net Working Capital, increased or decreased, as applicable, by the net value of any Imbalances (assuming a price of (A) $2.35/MMBtu for gaseous Hydrocarbons and (B) $55/Bbl for liquid Hydrocarbons) owed by or to the Company as of the Effective Time and (ii) decreased by the amount of any Damages attributable to any payment between the Effective Time and Closing of Imbalances for the pre-Effective Time period to the extent attributable to the Company Business or the Company Assets and paid or otherwise economically borne by the Company, in each case, to the extent not offsetting any Current Liabilities of the Company included in the Effective Time Net Working Capital;

(i) if applicable, decreased by the amount of any settlement payment in connection with any claim or Proceeding payable by the Company remaining unpaid as of the Closing Date, to the extent not offsetting any Current Liabilities of the Company included in the Effective Time Net Working Capital;

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(j) (i) decreased by the Allocated Value of any Company Assets excluded from the transactions contemplated hereby pursuant to Section 5.11, Section 6.4(b) or Section 6.6(c) and (ii) increased, without duplication, by the value of any downward purchase price adjustments set forth herein that were attributable to the assets described in the foregoing clause (i);

(k) decreased or increased, as applicable, by the amounts set forth in Article 6 as adjustments to the Cash Purchase Price;

(l) decreased by Seller’s share of the costs of obtaining the R&W Policy described in Section 5.19(b) that are paid by Purchaser;

(m) increased by the amount of any collateral posted, premiums or similar payments paid by Seller or Castex or either of their Affiliates (other than the Company) after the Effective Time until Closing, (i) in the ordinary course of business consistent with past practices or (ii) if not so, at Purchaser’s request or with Purchaser’s prior written approval, with respect to any bonds, letters of credit, cash collateral, guarantees or other forms of support that is not canceled, terminated or released upon or prior to Closing; and

(n) decreased or increased, as applicable, by any other amount provided for elsewhere in this Agreement or otherwise agreed upon by Seller and Purchaser, to the extent not offsetting any Current Assets or Current Liabilities of the Company, as applicable, included in the Effective Time Net Working Capital;

provided that, in calculating the adjustment to the Unadjusted Purchase Price pursuant to this Section 2.3, no adjustment may be accounted for in more than one of the paragraphs above.

Section 2.4 Closing Cash Payment and Post-Closing Purchase Price Adjustments.

(a) Not later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser a settlement statement (the “Closing Settlement Statement”) calculating the amount equal to the Cash Purchase Price as adjusted to give effect to Seller’s good faith estimate of the adjustments provided for in Section 2.3 based upon the best information available to Seller (or, if then determinable, the final amounts thereof), together with reasonable documentation in support of such calculation. Purchaser shall have three (3) Business Days to review the settlement statement and submit a written report containing any changes Purchaser proposes to be made to the settlement statement. Seller and Purchaser shall agree on a final settlement statement prior to Closing; provided, however, if Seller and Purchaser are unable to agree, then, subject to Section 2.4(b), Seller’s good faith determination shall be used for purposes of the Closing Cash Payment to be made at the Closing. The calculation delivered by Seller in accordance with this Section 2.4(a), as adjusted in accordance with the immediately preceding sentence, if applicable, less the Deposit, less (if applicable) the Disputed Amount and the Additional Escrow Amount paid into the Defect and Indemnity Escrow Account at Closing, shall constitute the dollar amount to be paid by Purchaser to Seller at the Closing (the “Closing Cash Payment”).

(b) No later than the later of (i) one hundred twenty (120) days following the Closing Date or (ii) the resolution of all Disputed Matters pursuant to Section 6.7 and Exhibit D, Seller shall prepare and deliver to Purchaser a draft statement (the “Post-Closing Statement”) setting forth the final calculation of the Cash Purchase Price taking into account any adjustments pursuant to Section 2.3 (including the calculation of each adjustment pursuant to each paragraph of Section 2.3), together with reasonable documentation in support of such calculation. As soon as reasonably practicable but not later than the thirtieth (30th) day following receipt of Seller’s statement hereunder, Purchaser shall deliver to Seller a written report (an “Adjustment Notice”) containing any changes Purchaser proposes be made in such statement. The Parties shall undertake to agree on the final Cash Purchase Price no later than thirty (30) days after delivery of the Adjustment Notice. If the final Cash Purchase Price is:

(i) mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, the final Cash Purchase Price shall be conclusive and binding on the Parties.

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(ii) not mutually agreed upon by Seller and Purchaser during such thirty (30)-day period, then Seller or Purchaser may require for Houston, Texas office of KPMG (the “Dispute Auditor”) to resolve any disagreements. Should KPMG fail or refuse to agree to serve as Dispute Auditor within ten (10) days after written request from any Party to serve, and the Parties fail to agree in writing on a replacement Dispute Auditor within five (5) days after the end of that ten (10) day period, or should no replacement Dispute Auditor agree to serve within fifteen (15) days after the original written request pursuant to this sentence, the Dispute Auditor shall be appointed by the Houston, Texas office of the American Arbitration Association. In connection with the engagement of the Dispute Auditor, each of Seller and Purchaser shall execute such engagement, indemnity and other agreements as the Dispute Auditor shall require as a condition to such engagement. The Dispute Auditor shall determine as promptly as practicable, but in any event within thirty (30) days after the selection of the Dispute Auditor, based solely on written submissions provided by Purchaser and Seller to the Dispute Auditor (and without independent investigation on the part of the Dispute Auditor) within ten (10) days following the Dispute Auditor’s selection, whether and to what extent (if any) Seller’s statement requires adjustment. In resolving any disputed item, the Dispute Auditor shall act as an expert and not an arbitrator, and shall resolve only the items set forth in the Adjustment Notice that are still in dispute and may not assign a value to any item greater than the highest value for such item claimed by either Seller or Purchaser or less than the lowest value for such item claimed by either Seller or Purchaser. The costs of the Dispute Auditor shall be borne evenly between Seller and Purchaser. The determination of the Dispute Auditor shall be final, conclusive and binding on Purchaser and Seller. The date on which the final Cash Purchase Price is finally determined in accordance with this Section 2.4(b) is referred to as the “Determination Date.”

Any difference in the Closing Cash Payment and the final Cash Purchase Price shall be paid by the owing Party to the owed Party within fifteen (15) Business Days of the Determination Date. Any post-Closing payment pursuant to this Section 2.4 shall bear interest from the Closing Date to the date of payment at the Agreed Rate.

(c) Purchaser shall assist Seller in preparation of the Post-Closing Statement of the Cash Purchase Price under Section 2.4(b) by furnishing invoices, receipts, reasonable access to personnel and such other assistance as may be requested by Seller to facilitate such process post-Closing.

(d) All payments made or to be made under this Section 2.4 by either Seller or Purchaser shall be made by electronic transfer of immediately available funds to the bank(s) and account(s) specified by the receiving Party in writing.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to the provisions of this Article 3, and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser and Purchaser Parent as of the Execution Date and the Closing Date in each case as follows:

Section 3.1 Seller.

(a) Existence and Qualification. Seller is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b) Power. Seller has the limited partnership power to enter into and perform this Agreement (and all documents required to be executed and delivered by Seller at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

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(c) Authorization and Enforceability. Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited partnership action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required to be executed and delivered by Seller at Closing shall be duly executed and delivered by Seller), and this Agreement constitutes, and at the Closing such documents shall constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Conflicts. Assuming the receipt of all applicable Consents (other than any Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with applicable Antitrust Laws, Seller’s execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the Organizational Documents of Seller, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or other contracts to which Seller is a party or by which any of Seller’s assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to Seller or (iv) violate any Laws applicable to Seller.

(e) Investment. Seller is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Seller is familiar with investments of the nature of the Purchaser Parent Shares, understands that this investment involves substantial risks, has adequately investigated Purchaser Parent and the Purchaser Parent Shares, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Purchaser Parent Shares, and is able to bear the economic risks of such investment. Seller has had the opportunity to visit with Purchaser Parent and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of Purchaser Parent, has received all materials, documents and other information that Seller deems necessary or advisable to evaluate the Purchaser Parent Shares, and has made its own independent examination, investigation, analysis and evaluation of the Purchaser Parent Shares, including its own estimate of the value of the Purchaser Parent Shares. Seller has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of Purchaser Parent) as Seller deems adequate. Seller is acquiring the Purchaser Parent Shares for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Purchaser Parent Shares in violation of federal or state securities Laws.

Section 3.2 The Company.

(a) Existence and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company is duly qualified to do business as a foreign limited liability company in each jurisdiction where its Company Business requires such qualification.

(b) No Conflicts. Assuming the receipt of all applicable Consents (other than Customary Post-Closing Consents) and the waiver of, or compliance with, all applicable Preferential Purchase Rights, and except for compliance with the HSR Act, the consummation by the Company of the transactions contemplated by this Agreement shall not (i) violate any provision of the Organizational

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Documents of the Company, (ii) result in a default (with due notice or lapse of time or both) or the creation of any Lien (other than any Permitted Encumbrances or Permitted Interest Encumbrances) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, other financing instrument, or Company Contracts to which the Company is a party or by which any of the Company Assets are bound, (iii) violate any judgment, order, ruling, or decree applicable to the Company as a party in interest, or (iv) violate any Laws applicable to the Company.

(c) Organizational Documents. Seller has delivered to Purchaser true and complete copies of the Organizational Documents, each as amended to date, of the Company and has made available to Purchaser for inspection the ownership interest certificates, if any, and the minute books, of the Company.

(d) Title to Acquired Membership Interests. Seller owns one hundred percent (100%) of the issued and outstanding equity interests of the Company, and is the direct record and beneficial owner of the Acquired Membership Interests, in each case, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the Company’s Organizational Documents. Other than this Agreement and the Organizational Documents of the Company, the Acquired Membership Interests are not subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Acquired Membership Interests.

(e) The Acquired Membership Interests. The Acquired Membership Interests are duly authorized, validly issued and outstanding, fully paid, non-assessable and have not been issued in violation of any preemptive rights, subscription right or any similar right under any provision of local or state Law applicable to such interests, the Company’s Organizational Documents, or any contract to which the Company or any of its Affiliates is a party or to which it or any of the Company Assets is otherwise bound. Except for the Acquired Membership Interests, there are no outstanding membership interests or other equity interests in the Company, or any contractual arrangements giving any other Person a right to receive any benefits or rights similar to the rights enjoyed by or accruing to the holders of any Acquired Membership Interests that will be binding on the Company after Closing. Other than pursuant to this Agreement, there are no outstanding warrants, options, rights, convertible or exchangeable securities, contractual arrangements or other commitments pursuant to which Seller or the Company is or may become obligated to issue or sell any membership interests or other equity interests in the Company, or for the repurchase or redemption of the Acquired Membership Interests, or any contractual arrangements or other commitments of any kind which may obligate Seller or the Company to issue, purchase, register for sale, redeem or otherwise acquire any membership interests or other equity interests in the Company. Immediately after the Closing, Purchaser will be the direct record and beneficial owner of the Acquired Membership Interests, free and clear of any and all Liens, except for (i) Permitted Interest Encumbrances and (ii) encumbrances under applicable federal and state securities laws or as set forth in the Company’s Organizational Documents.

Section 3.3 Subsidiaries. Except as set forth on Schedule 3.3, the Company does not own and has not owned, directly or indirectly, any membership interests, partnership interests, stock or other equity interests in any Person. The Company is not engaged in and has not engaged in any business other than the Company Business.

Section 3.4 Financial Statements. Seller has delivered the Financial Statements to Purchaser, and such Financial Statements present fairly in all material respects in accordance with the Accounting Principles, applied consistently during the periods involved, the consolidated financial position of Seller, together with its consolidated subsidiaries (including the Company) as of the respective dates thereof and the combined results of operations, cash flows and members’ equity of Seller, together with its consolidated subsidiaries for the periods covered thereby, subject, in the case of any interim Financial Statements, to normal year-end adjustments and accruals and the absence of notes required under the Accounting

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Principles, none of which are reasonably expected to be material in nature or amount. Seller maintains a standard system of accounting established and administered in accordance with the Accounting Principles. The Financial Statements for Seller contain accurate accrual information of Seller’s and the Company’s asset retirement obligations in accordance with the Accounting Principles and the applicable standards of BSEE.

Section 3.5 Labor and Employee Benefits Matters.

(a) The Company (i) does not have, and has never had, any employees, (ii) does not engage, and has never engaged, any individual (or entity wholly owned by an individual) as a consultant or independent contractor and (iii) does not maintain, sponsor or contribute to, has not maintained, sponsored or contributed to, does not have, and has not had, any liability or potential liability with respect to, any Benefit Plan. Each individual who has provided services to the Company or with respect to any of the Company Assets has been paid in full, and as of Closing will have been paid in full, for such services.

(b) Neither Seller, Castex, the Company nor any of their respective Affiliates nor any of the Company Assets is a party or subject to, or bound by, a collective bargaining agreement or any other contract, agreement or understanding with a labor union or representative of employees or individuals who provide services to it. There is no employment- or labor-related claim or Proceeding pending or, to Seller’s Knowledge, threatened against the Company or with respect to any of the Company Assets. There are no, and there have never been any, strikes, lockouts or work stoppages existing or, to Seller’s Knowledge, threatened, with respect to the Company or the Company Assets. Seller, Castex, the Company, and each of their respective Affiliates are, and have since at least January 1, 2016 been, in compliance in all material respects with all Laws with respect to labor and employment (including all such Laws regarding wages and hours, classification of employees and contractors, anti-discrimination, anti-retaliation, recordkeeping, employee leave, Tax withholding and reporting, immigration and safety).

(c) The execution and delivery of this Agreement or any Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not (either alone or in connection with any other event): (i) entitle any current or former individual employee, contractor, manager or officer of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; or (iv) result in payments of money or property, acceleration of benefits or provisions of other rights that have or will be made that, in the aggregate, would be reasonably likely to result in imposition of the sanctions imposed under Sections 280G and 4999 of the Code (determined without regard to the exception contained in Section 280G(b)(4) of the Code).

(d) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability of Seller or any of its ERISA Affiliates that would be, or could become, a liability following the Closing Date of Purchaser or any of its Affiliates.

Section 3.6 Litigation. Except as disclosed in Schedule 3.6, there are no actions, suits, arbitrations, charges, claims, labor grievances, pending settlements, orders or other proceedings (collectively, “Proceedings”) pending by or before any Governmental Authority, or which are, to Seller’s Knowledge, threatened by or before any Governmental Authority, in each case, (a) with respect to the Company, (b) with respect to any Company Assets or Acquired Membership Interests, or (c) which are reasonably likely to impair or delay Seller’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 3.7 Taxes. Except as would not be material or, if material, as disclosed in Schedule 3.7:

(a) The aggregate amount of the unpaid Tax liabilities of the Company for all Tax periods ending on or before the date of the most recent Financial Statements are reflected on the Financial

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Statements as of the dates thereof (excluding any reserves for deferred Taxes). The aggregate amount of the unpaid Tax liabilities of the Company for all Tax periods (or portions thereof) prior to and including the Closing Date will not exceed the aggregate amount of the unpaid Tax liabilities of the Company as reflected on the Financial Statements as of the date of the most recent Financial Statements (excluding any reserves for deferred Taxes), as adjusted for the operations and transactions in the ordinary course of business of the Company for the period from the date of the most recent Financial Statements to and including the Closing Date consistent with the past custom and practice of the Company;

(b) All material Tax Returns required to be filed by the Company or which relate to Taxes for which the Company could be responsible have been duly and timely filed, and each such Tax Return is true, correct and complete in all material respects;

(c) All material Taxes owed by the Company or for which the Company may be liable which are or become due have been timely paid in full;

(d) Other than routine Proceedings solely in respect of Seller Taxes for which no assessment, deficiency or adjustment has been asserted, no Proceeding with respect to any Taxes or Tax Returns of or with respect to the Company has been commenced or is presently pending, and there is no material claim against the Company for any Taxes;

(e) No assessment, deficiency, or adjustment has been asserted, proposed, or, to Seller’s Knowledge, threatened with respect to any material Taxes or Tax Returns of or with respect to the Company.

(f) The Company Assets are not subject to any Tax partnership agreement and are not otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code;

(g) Any entity in which the Company holds equity interests that is treated as a partnership for U.S. federal income tax purposes (including the Tax Partnerships) has a valid election under Section 754 of the Code in effect for any taxable year of such entity that includes the Closing Date;

(h) There are no material Liens on any of the Company Assets attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable;

(i) There is not in force any extension of time with respect to the due date for the filing of any material Tax Return of or with respect to the Company or any waiver or agreement for any extension of time for the assessment or payment of any material Tax of the Company;

(j) All material Tax withholding and deposit requirements imposed on or with respect to the Company have been satisfied in full in all respects;

(k) No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to material taxation in that jurisdiction;

(l) The Company is not a party to or bound by any material Tax allocation, Tax sharing or indemnification agreement (excluding, for the avoidance of doubt, any commercial agreements or contracts that are not primarily related to Taxes);

(m) The Company is not and has not been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2);

(n) The Company (i) has not been a member of an affiliated, consolidated, combined or unitary group filing a consolidated federal income Tax Return and (ii) does not have any material liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), or as a transferee or successor, or by contract or otherwise; and

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(o) For U.S. federal (and applicable state and local) income Tax purposes, each of Seller and the Company is, and has been since its date of formation, classified as an entity disregarded as separate from its regarded tax owner. For U.S. federal (and applicable state and local) income Tax purposes, each Tax Partnership is, and has been since its date of formation, classified as a partnership.

(p) The representations and warranties set forth in Section 3.7(a) through (n) and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations (other than Section 3.7(o)) shall apply to the Tax Partnerships as if each Tax Partnership were a Company; provided that such representations and warranties shall be qualified by Material Adverse Effect.

This Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, shall constitute Seller’s sole and exclusive representations and warranties regarding Taxes, Tax Laws and all other Tax matters.

Section 3.8 Environmental Matters. Except as disclosed in Schedule 3.8 and, with respect to the matters in clauses (a) through (e) only of this Section 3.8, except as would not, individually or in the aggregate, result in the Company or, after the Closing, Purchaser incurring material Damages under Environmental Law:

(a) the Company and its ownership and the operation of the Company Assets are, and, during the relevant time periods specified pursuant to all applicable statute of limitations, have been in compliance with all applicable Environmental Laws;

(b) (i) neither Seller nor the Company is in violation of any Permits held by it with respect to any Company Asset that are required under applicable Environmental Laws and Seller and the Company (or Seller, its Affiliates or Castex, on behalf of the Company) possesses such Permits as is necessary to own the Company Assets as such are currently owned, (ii) to Seller’s Knowledge, the third party operators of the Company Assets have obtained all material Permits required for the operation of the Company Assets as currently operated pursuant to applicable Environmental Law and all such Permits are in effect, and (iii) there is no actual or alleged Proceeding which has been served on the Company or Seller or, to Seller’s Knowledge, such third party operator to revoke, modify or terminate any of such Permits;

(c) there has been no Release or threatened Release of Hazardous Materials on, under or from the Company Assets, or on, under or from any property offsite the Company Assets where any Person transported or disposed, or arranged to transport or dispose Hazardous Materials, in each case, for which Seller or the Company is or would be obligated to perform Remediation under applicable Environmental Laws on or before the Execution Date but which has not been Remediated;

(d) there are no written notices of demands, claims, actions, orders, suits or Proceedings pending, or to Seller’s Knowledge, threatened, before any Governmental Authority alleging Environmental Liabilities of the Company, violations of Environmental Laws by any Company, or asserting Remediation obligations of the Company under applicable Environmental Laws;

(e) other than in any Material Contracts and except for customary indemnities in service contracts and standard lease obligations, and except for such customary assumptions via purchase and sale agreements, assignments, bills of sale, conveyances, operating agreements, farmout or farmin agreements, participation agreements, exploration agreements and/or development agreements, the Company has not entered into any contract or other instrument, the primary purpose of which is to assume Damages for Environmental Liabilities and Specified Matters of third parties arising pursuant to Environmental Laws;

(f) Seller has made available to Purchaser true and complete copies of all material environmental reports, audits, assessments and documentation in the possession or control of Seller or the Company which were prepared by a third Person, other than an employee of Seller or any of its

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Affiliates, relating to compliance with Environmental Laws or Environmental Liabilities, including Releases, threatened Releases, or Remediation of Hazardous Materials as it relates to the Company, any of its ownership or use of the Company Assets, or the Company Business; and

(g) Schedule 3.8 sets forth all INCs that Seller or the Company has received in the previous twenty-four (24)-month period, and there are no outstanding unresolved INCs issued by any Governmental Authority with respect to any Company Asset.

Purchaser acknowledges that the Company Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes or other substances or materials located in, on or under the Company Assets or associated with the Company Assets. Equipment and sites included in the Company Assets may contain asbestos, naturally occurring radioactive material (“NORM”) or other Hazardous Materials. NORM may affix or attach itself to the inside of wells, materials and equipment as scale, or in other forms. The wells, materials and equipment located on the Company Assets or included in the Company Assets may contain NORM and other wastes or Hazardous Materials. NORM containing material and/or other wastes or Hazardous Materials may have come in contact with various environmental media, including water, soils or sediment. Special procedures may be required for the assessment, Remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM and other Hazardous Materials from the Company Assets. This Section 3.8, together with Section 3.33(c) and Section 3.33(d), shall constitute Seller’s sole and exclusive representations and warranties regarding Environmental Laws and/or Environmental Liabilities.

Section 3.9 Compliance with Laws. Except with respect to Tax Laws, which are exclusively addressed in Section 3.7 and any other representation or warranty that explicitly references Tax, Taxes, the Code or Treasury Regulations, and Environmental Laws, which are exclusively addressed in Section 3.8, except as set forth in Schedule 3.9, the Company and the Company’s ownership and use, and if applicable, Castex’s operation, of the Company Assets, and to Seller’s Knowledge, the operation by any third party operator of the Company Assets, in each case, are in compliance, and have been in compliance for the past four (4) years (except for any non-compliances during the past four (4) years that have been fully resolved), with all applicable Laws in all material respects. During the past two (2) years, neither Seller nor the Company has received any notice from any Governmental Authority alleging that the Company is or has been in violation of any applicable Law in any material respect.

Section 3.10 Material Contracts.

(a) Schedule 3.10(a) sets forth a listing of all Material Contracts, including all amendments thereto.

(b) Except as disclosed on Schedule 3.10(b), there are no Affiliate Contracts that will be binding on Purchaser, any of the Company Assets or the Company after Closing. There are no Company Derivatives with respect to the sale of production that will be binding on Purchaser, any of the Company Assets or the Company after Closing.

(c) Neither Seller nor the Company, and to Seller’s Knowledge, no other Person that is party to a Material Contract, is in breach or default under any Material Contract, in any material respect, except as disclosed in Schedule 3.10(c). Except as disclosed on Schedule 3.10(c), all Material Contracts are in full force and effect in accordance with their terms (i) as to the Company and (ii) to Seller’s Knowledge, as to each other Person that is party to the applicable Material Contract, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No written notice has been received or delivered by Seller or the Company, alleging any material default or breach or demanding termination, price redetermination, market-out or curtailment of any Material Contract.

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Section 3.11 Consents and Preferential Purchase Rights.

(a) Except as described in Schedule 3.11(a), there are no preferential rights to purchase, rights of first refusal, rights of first offer, tag rights or other similar rights which are applicable to the transactions contemplated by this Agreement (each a “Preferential Purchase Right”).

(b) Except (i) as described in Schedule 3.11(b), (ii) for Customary Post-Closing Consents and those approvals described in Section 5.5, (iii) for Preferential Purchase Rights and (iv) as required for compliance with the Antitrust Laws, there are no restrictions on assignment or other requirements to obtain consents from third parties, including requirements for consents from third parties to any change of control of the Company, as applicable, which are applicable to the transactions contemplated by this Agreement (each a “Consent”).

Section 3.12 Liability for Brokers’ Fees. Neither Purchaser, its Affiliates nor the Company shall directly or indirectly have any Damages nor shall any of the Acquired Membership Interests or the Company Assets be burdened as a result of undertakings or agreements of Seller or the Company for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated by this Agreement.

Section 3.13 Outstanding Capital Commitments. Except as described in Schedule 3.13, as of the Execution Date, there are no outstanding authorizations for expenditure or other commitments for capital expenditures which are binding on the Company or any of the Company Assets and which pursuant to its stated terms may individually require expenditures after the Closing Date in excess of Two Hundred Thousand Dollars ($200,000) on an eight-eighths (8/8ths) basis.

Section 3.14 Absence of Certain Changes. Except as set forth in Schedule 3.14 or in the ordinary course of business, since June 30, 2019:

(a) there has not been any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) there has not been any damage to or destruction or loss of the Company Assets, whether or not covered by insurance, that individually or in the aggregate exceeds Two Hundred Thousand Dollars ($200,000);

(c) there has been no acceleration or delay in, or postponement of, the payment of any Liabilities related to the Company Business or the Company Assets that individually or in the aggregate are in excess of Two Hundred Thousand Dollars ($200,000);

(d) there has been no acceleration or delay in the collection of any payment related to the Company Business or the Company Assets that individually or in the aggregate is in excess of Two Hundred Thousand Dollars ($200,000); and

(e) there is no contract or similar agreement to do any of the foregoing.

Section 3.15 Permits. Seller (or its Affiliates) and the Company (or Castex, on behalf of the Company or on behalf of Seller) have obtained and are maintaining all material Permits that are presently necessary to carry on the Company’s business as currently conducted and the Company is in compliance with the terms of such Permits in all material respects.

Section 3.16 Assets of Company Business.

(a) Except for the Excluded Assets and for the Company Assets set forth on Annex 1, Part A, Part B, Part C, Part D-1 and Part D-2, the Company does not own or otherwise have any interest in any other material oil and gas assets.

(b) To Seller’s Knowledge, the Company Personal Property is in good working order in all material respects, and in a state of repair adequate in all material respects for normal operations in accordance with standard industry practices in the areas in which they are operated.

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Section 3.17 Insurance. As of the Execution Date, the Company (or Seller and its Affiliates or Castex, on behalf of the Company) is an “insured” under the insurance policies applicable to the Company set forth on Schedule 3.17, which includes for each such policy the name of the insurer and a general description of the risks insured and related limits under each such policy. Except as set forth on Schedule 3.17, (i) there are no material outstanding claims under any such insurance, (ii) neither Seller nor the Company has received any written notice from any insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance, and (iii) all such insurance is effective and duly in force in all material respects.

Section 3.18 Absence of Undisclosed Liabilities. Other than pursuant to this Agreement, the Company is not subject to any direct or indirect material liability, indebtedness, Damage, Tax, interest, penalty, amount paid in settlement, judgment, assessment, deficiency, guaranty or endorsement of or by any Person, in the case of each of the foregoing, whether absolute or contingent, matured or unmatured, asserted or unasserted, accrued or unaccrued, due or to become due, liquidated or unliquidated, that would be required to be included in the Company’s financial statements or balance sheets under GAAP, except (a) those which are adequately reflected or reserved against in the Financial Statements as of June 30, 2019 and (b) those which have been incurred in the ordinary course of business consistent with past practice since June 30, 2019 and which are not, individually or in the aggregate, material in amount.

Section 3.19 Payout Balances and Take or Pay. A materially complete and accurate payout balance for each Company Well is set forth on Schedule 3.19, as of the respective date(s) shown thereon, in each case, in which the Company’s interest in such Company Well is subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Company Lease by its own terms). Except as is disclosed in Schedule 3.19, as of the respective dates shown thereon, neither Seller nor the Company has received any notice of deficiency payments under gas contracts for which any Person has a right to take deficiency gas from the Company Assets, nor has Seller or the Company received any payments for production which are subject to refund or recoupment out of future production.

Section 3.20 Non-Consent. Except as set forth on Schedule 3.20, as of the Execution Date, the Company has not elected not to participate in any operation or activity proposed with respect to the Company Assets which could result in any of the Company’s interest in any Company Assets becoming subject to a temporary or permanent reduction or forfeiture as a result of such election not to participate in such operation or activity, except to the extent reflected in the Net Revenue Interest and Working Interest columns set forth in the Lease Annex or Well Annex.

Section 3.21 Wells.

(a) Except as set forth on Schedule 3.21(a), (i) there is no Company Well in respect of which Seller or the Company has received any order or written notice from any Governmental Authority requiring that such Company Well be plugged and abandoned and for which such plugging and abandonment requirements have not been completed, (ii) to Seller’s Knowledge, all Company Wells have been drilled and completed within the limits permitted by all applicable Company Leases, Company Contracts and pooling or unit orders, and (iii) as of the Execution Date, no such Company Well is subject to penalties on allowables after the Effective Time because of overproduction.

(b) As of the Execution Date, except as set forth on Schedule 3.21(b), there are no Company Wells operated by the Company or Castex or, to Seller’s Knowledge, operated by third parties that are neither in use for purposes of production or injection nor suspended or temporarily abandoned in accordance with applicable Law that, in either case, have not been plugged and abandoned in accordance with applicable Law in all material respects.

(c) Except as disclosed in Schedule 3.21(c), there are not any wells or other equipment located on the Company Assets or in which the Company otherwise owns an interest that the Company is currently obligated by any Laws or Company Contract to currently Decommission. Schedule 3.21(c)

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sets forth all Decommissioning obligations and Seller’s good faith estimate of all related costs and expenses as of the Effective Time for all wells and other equipment then included in the Company Assets.

(d) With respect to each currently producing Company Well, at all times since the expiration of the primary term of the applicable Company Lease, there has been production and/or operations from such Company Well sufficient to maintain such Company Lease, in accordance with the terms and provisions of such Company Lease, beyond its primary term.

(e) Schedule 3.21(e) (i) to Seller’s Knowledge, sets forth a complete listing of the “idle iron” wells and the timing (including proposed work start date and completion date for each well) as of the Effective Time with respect to “idle iron” obligations pertaining to the Company Assets, as applicable (the “Idle Iron Report”) and (ii) reflects the most current Idle Iron Reports relating to the Company Assets as approved by BSEE.

Section 3.22 Imbalances. Except as disclosed in Schedule 3.22, as of the Effective Time, there are no Imbalances associated with the Company Assets.

Section 3.23 Royalties. With the exception of the Suspended Funds accruing between the Execution Date and Closing, except as disclosed in Schedule 3.23, all oil and gas production proceeds payable by the Company to others from the Company Wells have been disbursed in all material respects in accordance with all of the terms and conditions of the applicable Company Leases, Company Contracts and applicable Law.

Section 3.24 Leases. Except as set forth on Schedule 3.24:

(a) no material default exists in the performance of any obligation by the Company under any Company Lease including any default that would entitle the lessor to cancel or terminate any Company Lease, and to Seller’s Knowledge, no material default exists under any Company Lease by any other Person a party thereto;

(b) payments of all rentals, delay rentals, option payments, extension payments, and similar payments with respect to the Company Leases that are due from the Company have been paid;

(c) no party to any Company Lease or any successor to the interest of such party has filed or, to Seller’s Knowledge, threatened to file, any action to terminate, cancel, rescind or procure judicial reformation of any Company Lease, in any material respect; and

(d) other than with respect to any payment obligations under operating agreements, the Company does not have any express contractual drilling obligations relating to the Company Assets or the ownership or operation thereof that are not fulfilled.

Section 3.25 Non-Operation. None of the Company Assets are or have ever been operated by Seller or the Company, or any of their respective Affiliates (Certain of the Company Assets have been and/or will continue to be operated by Castex).

Section 3.26 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Seller’s Knowledge, threatened against Seller, the Company, or any of their respective Affiliates.

(b) Seller and the Company are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

(c) As of the Execution Date, Seller believes that (i) it is receiving reasonably equivalent value for the assignment of the Acquired Membership Interests contemplated hereunder and (ii) the consideration to be paid by Purchaser for the Acquired Membership Interests hereunder is equal to or greater than the fair market value of the same under similar circumstances.

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Section 3.27 Bank Accounts. Schedule 3.27 sets forth an accurate and complete list of all deposit, demand, time, savings, passbook, security or similar accounts that the Company (or Seller and its Affiliates or Castex, solely on behalf of the Company and for which the Company is responsible) maintain with any bank or financial institution, the names and addresses of the financial institutions maintaining each such account, the purpose for which such account is established and the authorized signatories on each such account.

Section 3.28 Intellectual Property. Except as disclosed in Schedule 3.28:

(a) Seller (and its Affiliates) or the Company (or Castex, on behalf of the Company) owns or has a valid license to use, as applicable, all Intellectual Property used by the Company in the conduct of the Company Business as currently conducted;

(b) the use by the Company (and, if applicable, its Affiliates or Castex, in each case, in respect of use on behalf of the Company) of such Intellectual Property has not infringed on or otherwise violated, in any material way, the rights of any third party; and

(c) the Company has taken reasonable measures to protect the confidentiality of the trade secrets and confidential information of the Company used in the Company Business and of any third parties who have licensed trade secrets and confidential information to the Company for use in the Company Business.

Section 3.29 Casualty Losses. Except as set forth on Schedule 3.29, there have been no Casualty Losses since the Effective Time with respect to any Company Assets with Damages estimated to exceed Two Hundred Thousand Dollars ($200,000) net to the interest of the Company.

Section 3.30 Bonds; Letters of Credit and Guarantees.

(a) Schedule 3.30(a) identifies the bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Company, or any other Affiliate of the Company with respect to the Company Assets.

(b) Except as set forth on Schedule 3.30(a), Schedule 3.30(b) identifies all sinking funds, reserves, escrows, cash deposits, financial instruments, surety agreements and similar agreements, guarantees and other items of credit support that the Company is liable for or is binding on any of the Company Assets.

(c) As of the Closing, except as set forth on Schedule 3.30(a) or Schedule 3.30(b), neither Purchaser nor the Company has any obligation (whether pursuant to applicable Law or contract or otherwise) to post any surety bond, letter of credit, cash collateral, guarantee or other form of support (credit or otherwise), or contribute any money to any Sinking Fund (including those set forth on Schedule A), in each case, with respect to the Company or the Company Assets.

Section 3.31 Limitations.

(a) Except as and to the extent expressly set forth in this Article 3, in Section 6.8, or in the certificate of Seller to be delivered pursuant to Section 8.2(d), (i) Seller makes no representations or warranties, express or implied, with respect to the Company, the Company Business, the Company Assets or the transactions contemplated hereby, and (ii) Seller expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Purchaser or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Purchaser by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Seller, the Company or any of their Affiliates or related Persons).

(b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN THIS ARTICLE 3, IN SECTION 6.8 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), WITHOUT LIMITING THE GENERALITY OF THE

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FOREGOING, SELLER (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE COMPANY ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE COMPANY ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE COMPANY ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS OR FUTURE REVENUES GENERATED BY THE ACQUIRED MEMBERSHIP INTERESTS OR THE COMPANY ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE COMPANY ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE COMPANY ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT (SUBJECT TO SELLER’S COMPLIANCE WITH ITS OBLIGATIONS UNDER SECTION 6.1 AND SECTION 6.2) PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE AND THAT, SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 5.2(a), SECTION 6.4, SECTION 6.6 AND SECTION 11.2(b), THE COMPANY ASSETS ARE BEING INDIRECTLY TRANSFERRED TO PURCHASER “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 3 OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT CLOSING PURSUANT TO SECTION 8.2(d), SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE COMPANY ASSETS, AND SUBJECT FURTHER TO PURCHASER’S RIGHTS UNDER SECTION 6.6 AND SECTION 11.2(b), PURCHASER SHALL BE DEEMED TO BE TAKING THE COMPANY ASSETS THROUGH THE ACQUISITION OF THE ACQUIRED MEMBERSHIP INTERESTS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER THE EXPRESS PROVISIONS UNDER THIS AGREEMENT, PURCHASER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER

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HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

(d) Any fact or item disclosed in any Schedule attached hereto shall be deemed disclosed in each other Schedule attached hereto to which such fact or item may apply so long as (i) such disclosing Schedule attached hereto is referenced by applicable cross-reference or (ii) it is reasonably apparent on its face that such disclosure is applicable to such other Schedule attached hereto. Inclusion of a matter on a Schedule attached hereto shall not be deemed an indication that such matter is, or may be, material or does, or may, have a Material Adverse Effect, is within or outside of the ordinary course of business. Schedules may include matters not required by the terms of the Agreement to be listed on the Schedule, which additional matters are disclosed for purposes of information only, and inclusion of any such matter does not mean that all such matters not required to be disclosed are included, or that any matter disclosed (including the amount or items related thereto) is required to be disclosed as material or threatened. The Schedules attached hereto shall not be deemed to expand in any way the scope or effect of any of the representations, warranties, covenants or agreements contained in this Agreement. No disclosure on a Schedule attached hereto relating to any possible breach or violation of any contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Moreover, in disclosing the information in the Schedules attached hereto, Seller expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

(e) As used herein, “Material Adverse Effect” means an event, occurrence or circumstance that, individually or in the aggregate, results or would be reasonably likely to result in a material adverse effect (x) on the ownership, assets, operations or financial condition of the Company Assets or the Company Business, as applicable, taken as a whole or (y) upon the ability of Seller to consummate the transactions contemplated in this Agreement; provided, however, that Material Adverse Effect shall not include (i) effects resulting from changes in commodity prices; (ii) any natural decline in well performance; (iii) general changes in industry, economic or political conditions, or financial markets; (iv) changes in condition or developments generally applicable to the oil and gas industry in any area or areas where the Company Assets are located or where the Company Business is conducted; (v) failure to meet internal or external forecasts or estimates of revenues, earnings, expenses, asset development or other financial or economic metrics for any period (excluding the underlying cause of such failure, which otherwise constitutes a Material Adverse Effect under this Section 3.31(e)); (vi) acts of God, force majeure events and Casualty Losses; (vii) acts or failures to act by Governmental Authorities; (viii) civil unrest or similar disorder or terrorist acts; (ix) changes in Laws or interpretations thereof by any Governmental Authority, including any changes in the deductibility of drilling, completion or operating costs; (x) any reclassification or recalculation of reserves in the ordinary course of business; (xi) effects or changes that are cured or no longer exist by the earlier of Closing or the termination of this Agreement pursuant to Article 10; (xii) actions taken or omissions made after the date of this Agreement as expressly permitted or required under this Agreement, including compliance with covenants set forth herein, or as agreed in writing by the Parties; (xiii) the performance of this Agreement and the transactions contemplated thereby; (xiv) changes resulting from the announcement or pendency of this Agreement or the transactions contemplated hereby; and (xv) any increase in the cost of or limit to the availability or timely placement of, the Financing (unless in the case of subparts (iii), (iv), (vi), (vii), (viii) and/or (ix), such event(s) disproportionately affects in any material respect the Company Assets as compared to other oil and gas assets where the Company Assets are located or the Company as compared to other Persons in the oil and gas industry where the Company Business is located, as applicable).

Section 3.32 Information Supplied. The Information Statement (solely with respect to the portion thereof based on information supplied by Seller for inclusion or incorporation by reference therein,

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but excluding any portion thereof based on information provided by Purchaser, Purchaser Parent or any of their Affiliates for inclusion or incorporation by reference therein, with respect to which no representation is made by Seller) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.32, no representation or warranty is made by Seller with respect to information or statements made or incorporated by reference in the Information Statement that were not specifically supplied in writing by or on behalf of Seller.

Section 3.33 Specified Matters. As of the Closing, except as set forth on Schedule 3.33, there are no Damages incurred by, suffered by or owing by the Company as of the Closing caused by, arising out of, or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Company Assets:

(a) any third party injury or death, or damage of third party properties (excluding any such property damage that is related to or caused by any Environmental Defect or properly charged or chargeable to the joint account by the operator under the applicable operating or unit agreement) occurring on or with respect to the ownership or operation of any Company Assets prior to the Closing Date;

(b) (i) those Proceedings relating to the Company Assets or the Company and for which Seller or the Company has been served prior to the Closing Date and (ii) BOEM or BSEE INCs and suspensions issued in writing prior to the Closing Date that have not been finally resolved;

(c) any civil fines or penalties or criminal sanctions imposed on the Company, to the extent resulting from any pre-Closing violation of Law (including any Environmental Law);

(d) any transportation or disposal of Hazardous Materials (other than Hydrocarbons) from any Company Asset to a site that is not a Company Asset prior to Closing that would be in violation of applicable Environmental Law or that would arise out of strict liability under applicable Environmental Law;

(e) the failure to pay or the incorrect payment by Seller or the Company to any royalty owner, overriding royalty owner or working interest owner under any Company Asset, insofar as the same are attributable to periods, and Hydrocarbons produced and marketed, prior to the Closing (excluding payment obligations relating to the Suspended Funds held by Seller, its Affiliates or the Company as of the Closing Date);

(f) any Retained Employee-Related Liabilities; and

(g) the Excluded Assets (clauses (a) through (g), collectively, the “Specified Matters”).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER PARENT

Purchaser and Purchaser Parent severally, but not jointly, represent and warrant to Seller the following as of the Execution Date and the Closing Date:

Section 4.1 Existence and Qualification. Each of Purchaser and Purchaser Parent is a corporation, validly existing and in good standing under the Laws of the State of Delaware.

Section 4.2 Power. Each of Purchaser and Purchaser Parent has the corporate power to enter into and perform its obligations under this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) and to consummate the transactions contemplated by this Agreement (and such documents).

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Section 4.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing) by Purchaser and Purchaser Parent, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser and Purchaser Parent. This Agreement has been duly executed and delivered by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing shall be duly executed and delivered by Purchaser or Purchaser Parent, as applicable) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser and Purchaser Parent, as applicable, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Holders of a majority of the outstanding shares of common stock of Purchaser Parent as of the Execution Date, in such percentage as is required under the Organizational Documents of Purchaser Parent to effect the issuance of the Purchaser Parent Shares, have executed and delivered, prior to the execution of this Agreement, an irrevocable written consent to the transactions contemplated hereby, including the issuance of the Purchaser Parent Shares.

Section 4.4 No Conflicts. Except for compliance with applicable Antitrust Laws, the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent (and all documents required to be executed and delivered by Purchaser or Purchaser Parent, as applicable, at Closing), and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provision of the Organizational Documents of Purchaser or Purchaser Parent, (b) result in a default (with due notice or lapse of time or both) or the creation of any material Lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, or other financing instrument or contract to which Purchaser or Purchaser Parent is a party or by which such Person’s assets are bound, (c) violate any judgment, order, ruling, or regulation in any material respect applicable to Purchaser or Purchaser Parent or (d) violate any Law in any material respect applicable to Purchaser or Purchaser Parent.

Section 4.5 Consents, Approvals or Waivers. Except for compliance with the Antitrust Laws and Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the execution, delivery and performance of this Agreement by Purchaser and Purchaser Parent will not be subject to any consent, approval or waiver from any Governmental Authority or other third Person.

Section 4.6 Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Authority or arbitrator against Purchaser or Purchaser Parent or any Affiliate thereof which are reasonably likely to impair or delay Purchaser’s or Purchaser Parent’s ability to perform its obligations under this Agreement and consummate the transactions contemplated in this Agreement.

Section 4.7 Financing. At Closing, Purchaser will have sufficient cash, available lines of credit or other sources of immediately available funds (in United States Dollars) to enable it to pay the Closing Cash Payment to Seller at the Closing (“Financing”). Purchaser Parent has, and at Closing will have, sufficient duly authorized shares of its common stock to enable it to issue the Purchaser Parent Shares to Seller.

Section 4.8 Investment Intent. Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act. Purchaser is familiar with investments of the nature of the Acquired Membership Interests, understands that this investment involves substantial risks, has adequately investigated Seller, the Company, the Company Assets and the Acquired Membership Interests, and has substantial knowledge and experience in financial and business matters such that it is capable of evaluating, and has evaluated, the merits and risks inherent in purchasing the Acquired Membership Interests, and is able to bear the economic risks of such investment. Purchaser has had the opportunity to visit with Seller or its Affiliates and meet with its officers and other representatives to discuss the business, assets, Damages, financial condition, and operations of the Company, has received all materials, documents and other

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information that Purchaser deems necessary or advisable to evaluate the Acquired Membership Interests, and has made its own independent examination, investigation, analysis and evaluation of the Acquired Membership Interests, including its own estimate of the value of the Acquired Membership Interests. Purchaser has undertaken such due diligence (including a review of the properties, Damages, books, records and contracts of the Company and Seller) as Purchaser deems adequate. Purchaser is acquiring the Acquired Membership Interests for its own account and not with a view toward or for offer or sale in connection with any distribution thereof in violation of federal or state securities Laws, or with any present intention of distributing or selling the Acquired Membership Interests in violation of federal or state securities Laws.

Section 4.9 Independent Investigation. Purchaser is (and its advisors are) experienced and knowledgeable in the oil and gas business and aware of the risks of that business. Purchaser acknowledges and affirms that (a) as of the Execution Date, it has made all such independent investigation, verification, analysis and evaluation of the Company Assets and the Company as it deems necessary or appropriate to enter into this Agreement and (b) it has made all such reviews and inspections of the Company Assets and the business, books and records, results of operations, conditions (financial or otherwise) and prospects of the Company as it has deemed necessary or appropriate to execute and deliver this Agreement. Except for the representations and warranties expressly made by Seller in Article 3 and Section 6.8 of this Agreement or in the certificates to be delivered to Purchaser pursuant to Section 8.2(d) of this Agreement, Purchaser acknowledges that there are no representations or warranties, express or implied, as to the financial condition, assets, Damages, equity, operations, business or prospects of the Company Assets or the Company or any Affiliate thereof, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon the representations and warranties expressly made in Article 3 and Section 6.8 and its own independent investigation, verification, analysis and evaluation.

Section 4.10 Liability for Brokers’ Fees. Neither Seller nor its Affiliates nor, prior to Closing, the Company shall directly or indirectly have any Damages or be burdened as a result of undertakings or agreements of Purchaser or Purchaser Parent for any brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation to an intermediary in connection with the negotiation, execution or delivery of this Agreement or the purchase and sale transactions contemplated by this Agreement.

Section 4.11 Qualification. Purchaser is and as of the Closing will be qualified under all applicable Laws to own the Company and indirectly hold the Company Leases, Company Rights-of-Way and other Company Assets, including those issued by the United States government and by other Governmental Authorities.

Section 4.12 Issuance of Purchaser Parent Shares. The issuance of the Purchaser Parent Shares contemplated pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Purchaser Parent Shares will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Purchaser Parent’s Organizational Documents, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by this Agreement and applicable federal and state securities Laws. Other than restrictions on transfer due to the fact that the Purchaser Parent Shares are expected to be “restricted” securities under federal and state securities Laws by virtue of being issued in a transaction exempt from SEC registration, the Purchaser Parent Shares will not be subject to more onerous restrictions on tradability or transfer than the common shares of Purchaser Parent already held by Seller and its Affiliates as of the Execution Date.

Section 4.13 SEC Reports. Purchaser Parent has filed and made available to Seller via EDGAR all forms, reports and other documents publicly filed by Purchaser Parent with the Securities and Exchange Commission under the Exchange Act, since January 1, 2019. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Purchaser Parent may file after the date hereof and prior to the Closing Date) are referred to herein as the “Purchaser Parent SEC Reports.” The Purchaser Parent SEC Reports (a) were filed

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on a timely basis, (b) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder and (c) did not, at the time they were filed (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC Report), (i) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of Purchaser Parent SEC Reports other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the Purchaser Parent SEC Reports (x) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, (y) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the Securities and Exchange Commission), and (z) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of Purchaser Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

Section 4.14 Investment Company. Neither Purchaser nor Purchaser Parent is (a) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) subject in any respect to the provisions of that act.

Section 4.15 NYSE Listing. Purchaser Parent’s common stock is listed on the New York Stock Exchange, and Purchaser Parent has not received any notice of delisting. Subject to the receipt of the New York Stock Exchange listing approval with respect to the Purchaser Parent Shares, the issuance and sale of the Purchaser Parent Shares does not contravene New York Stock Exchange rules and regulations.

Section 4.16 Bankruptcy.

(a) There are no bankruptcy, insolvency, receivership or similar proceedings pending against, being contemplated by or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent or any of their Affiliates.

(b) Purchaser and Purchaser Parent are now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement.

Section 4.17 Information Supplied. The Information Statement (excluding any portion thereof based on information provided by Seller for inclusion or incorporation by reference therein, with respect to which no representation is made by Purchaser or Purchaser Parent) will comply as to form in all material respects with the requirements of the Exchange Act, and will not, on the date it is first mailed to the Purchaser Parent’s stockholders, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 5

COVENANTS OF THE PARTIES

Section 5.1 Press Releases and Disclosures. Purchaser Parent will file with the Securities and Exchange Commission a current report on Form 8-K, as required under the Exchange Act, and may file a Form D, pursuant to the rules of Regulation D under the Securities Act, that discloses this Agreement. Neither Seller, Castex, the Company nor Purchaser, nor an Affiliate of any of them, shall make any press release or other public announcement or disclosure regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Parties (which

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consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall not restrict disclosures to the extent (a) necessary for a Party to perform this Agreement (including disclosure to (i) a Governmental Authority or in respect of any Proceeding or legal proceeding or subpoena, (ii) any third Persons holding preferential rights to purchase any of the Acquired Membership Interests or the Company Assets, rights of consent or other rights that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents, (iii) Castex Energy, Inc. or its Affiliates (collectively, “Castex”) by Seller or the Company, and (iv) any of such Person’s representatives and advisors), (b) required (upon advice of counsel) by applicable securities or other applicable Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, (c) such Party has given the other Parties a reasonable opportunity to review such disclosure prior to its release and no objection is raised, and (d) following the filing of the Agreement by Purchaser Parent as contemplated by the first sentence of this Section 5.1, either Party may discuss the information contained in such filing, including the terms of the Purchase Agreement contained in such filing, without the consent of the other Parties; provided such disclosures in the case of clauses (a)(iii) and (a)(iv) are made to Persons subject to an obligation of confidentiality with respect to such information which is no less stringent than the confidentiality obligation contained in this Section 5.1 and restricting further disclosure, provided, further, that such Persons in the case of clauses (a)(iii) and (a)(iv) shall be entitled to also make any of the disclosures in clauses (a)(i), (a)(iv) and (b); provided, further, that, in the case of clauses (a) and (b), each Party shall use its reasonable efforts to consult with the other Parties regarding the contents of any such release or announcement prior to making such release or announcement, if it may do so without incurring liability.

Section 5.2 Operation of Business. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the documents or instruments contemplated to be entered into to consummate the transactions contemplated hereby (the “Transaction Documents”), until the Closing or the termination of this Agreement, Seller shall cause the Company to (x) own and operate the Company Assets in the ordinary course consistent with past practices, subject to the terms and conditions of this Agreement, (y) not engage in any business other than the Company Business and (z) keep and maintain (in all material respects) accurate books, records and accounts in the ordinary course and consistent with past practices. Except as set forth in Schedule 5.2 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or any of the Transaction Documents, without limiting the generality of the preceding, from the Execution Date until the Closing or the termination of this Agreement, Seller shall, and/or shall cause the Company to:

(a) not lease, transfer, sell, hypothecate, encumber (including grant or create any preferential right) or otherwise dispose of any Company Assets, except for (i) sales and dispositions of Hydrocarbons in the ordinary course of business consistent with past practices, (ii) reductions or forfeitures of interest due to non-consent elections made in the ordinary course of business, interests earned by non-consent parties after non-consent payouts, and other interests subject to earnout, back-in interests, net profits interests or similar contingent payout or interests provisions in Material Contracts in effect on the Execution Date, or (iii) assignment of the Excluded Assets pursuant to the Excluded Assets Assignment;

(b) not prematurely terminate, materially amend (or waive any rights), execute or extend any Material Contracts;

(c) use its commercially reasonable efforts to maintain insurance coverage on the Company Assets set forth on Schedule 3.17 in the amounts and of the types set forth on Schedule 3.17 or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

(d) use its commercially reasonable efforts to maintain all Permits which have been maintained by Seller or the Company as of the Execution Date (if any) in effect that are necessary or required for the ownership of the Company Assets;

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(e) maintain all bonds, letters of credit, guarantees and other financial assurance, including those required by BSEE, in each case, to the extent maintained by Seller or the Company as of the Execution Date (if any) and required to own and/or operate the Company Assets in the ordinary course consistent with past practices;

(f) other than with respect to those matters described on Schedule 3.6, not institute, waive, compromise or settle any claim with respect to the Company or any Company Assets where the amount at issue is Two Hundred Thousand Dollars ($200,000) or greater on an eight-eighths (8/8ths) basis;

(g) except for operations undertaken to perpetuate any Company Assets, not propose any operation with respect to the Company Assets, the cost of which exceeds Two Hundred Thousand Dollars ($200,000), on an eight-eighths (8/8ths) basis, without first obtaining Purchaser’s written consent;

(h) forward any AFE or similar request from a third party with respect to the Company Assets to Purchaser as soon as is reasonably practicable, and thereafter consult with Purchaser regarding whether or not the Company should elect to participate in such operation;

(i) not make a non-consent election after the Execution Date without first obtaining Purchaser’s written consent (which consent shall not be unreasonably withheld, conditioned or delayed);

(j) not (i) propose to abandon any Company Well, or (ii) agree to abandon any Company Well without first consulting with Purchaser;

(k) keep Purchaser reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted with respect to any Company Assets;

(l) (i) forward to Purchaser any production information and lease operating statements received by Seller or the Company after the Execution Date from any third party that can be forwarded to the extent not requiring Seller or the Company to incur any Damages or break confidence with any applicable Person (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser to access such information, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages), and (ii) without incurring any Damages or cost, use its commercially reasonable efforts to seek all production information reasonably requested by Purchaser for Seller to seek from a third party operator that Seller has the right to obtain from such third party operator and provide such information to Purchaser upon receipt;

(m) notify Purchaser if any Company Lease terminates promptly upon learning of such termination;

(n) to the extent that the applicable Governmental Authority does not request Seller or the Company to not disclose such matter, advise Purchaser of any material notices from any Governmental Authority with respect to idle iron obligations or directives or financial assurance obligations to the extent pertaining to the Company Assets;

(o) promptly notify Purchaser of any proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which Seller or the Company becomes aware, and Seller and the Company will not protest such proposed unitization, communitization and/or similar arrangement and/or application without Purchaser’s prior written consent;

(p) other than as provided in (i) above, not agree to participate in any operations with respect to the Company Assets for which Purchaser would be responsible after Closing, other than transactions in the normal, usual and customary manner, of a nature and in an amount not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate, consistent with past practices employed by such Person with respect to the Company Assets;

(q) not take, nor permit any of its Affiliates (or authorize any investment banker, financial advisor, attorney, accountant or other Person retained by, acting for or on behalf of Seller, the

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Company or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage or negotiate any offer or inquiry from any Person concerning the direct or indirect acquisition of Seller, the Company or the Company Assets by any Person other than Purchaser or its Affiliates; and

(r) not commit to do any act prohibited by the foregoing clauses of this Section 5.2.

Requests for approval or consent of any action restricted by this Section 5.2 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a) or (q) of this Section 5.2 or to the extent related to these clauses, clause (r) of this Section 5.2), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.2, in the event of an emergency, Seller or the Company may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Company owns undivided interests in the respective Company Assets, and that neither the Company nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.2, and/or with respect to clause (x), (y), (z), (c), (f), (h), (j)(i), (k), (o) or (p) (and to the extent related to these clauses, clause (r)) of this Section 5.2, certain Material Contracts, exist that may prevent Seller’s or the Company’s performance of certain of the covenants set forth in this Section 5.2, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.2, nor shall any action required by a vote of working interest owners constitute such a violation so long as the Company has voted its interests in a manner consistent with this Section 5.2.

Section 5.3 Conduct of the Company. Except as set forth in Schedule 5.3 or Schedule 3.13 or as may be required in connection with the other provisions of this Agreement or the Transaction Documents, until the Closing, Seller shall not permit the Company to do any of the following without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3)):

(a) amend its Organizational Documents;

(b) (A) issue, transfer, sell, dispose of, pledge, encumber (other than any Permitted Interest Encumbrances) any equity interest in the Company, (B) make or declare any non-cash dividend or distribution with respect to any of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in the Company, or (C) redeem or otherwise acquire any shares of the capital stock (or any security convertible into or exchangeable for any of such capital stock) or other equity interest in the Company;

(c) incur or assume a Loan or incur, create or assume any Lien with respect to any of the Company Assets;

(d) make any change in any method of accounting or accounting principles other than those required by the Accounting Principles;

(e) acquire by merger, consolidation or purchase of equity interests, or by purchasing a substantial portion of the assets of, or by any other manner (other than by any third Person non-consent elections), any interests in a corporation, partnership, association or other business organization or

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division thereof or otherwise acquire any assets (other than inventory) that are in excess of Three Hundred Thousand Dollars ($300,000) in the aggregate;

(f) to the extent relating to Seller Taxes, (i) make, change or rescind any material election relating to Taxes, (ii) make any change in any material Tax reporting principles, methods or policies, (iii) file any material amended Tax Return or claim for refund, (iv) settle or compromise any material liability with respect to Taxes, (v) surrender any right to claim a refund of material Taxes, (vi) enter into any closing agreement affecting any liability with respect to material Taxes or material refund or (vii) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

(g) to the extent relating to any Taxes for which Purchaser is responsible, (i) make, change or rescind any election relating to Taxes, (ii) make any change in any Tax reporting principles, methods or policies, (iii) file any amended Tax Return or claim for refund, (iv) settle or compromise any liability with respect to Taxes, (v) surrender any right to claim a refund of Taxes, (vi) enter into any closing agreement affecting any liability with respect to Taxes or refund or (vii) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment;

(h) adopt a plan of complete or partial liquidation or authorize or undertake a dissolution, consolidation, restructuring, recapitalization or other reorganization;

(i) make any Loan (excluding (i) accounts receivable in the ordinary course of business or (ii) advances or cash call payments to the operator or counterparty as required under applicable operating or service agreements);

(j) form any subsidiaries;

(k) terminate or voluntarily relinquish any material Permit necessary for the conduct of the Company’s business in accordance with past practices except in the ordinary course of business;

(l) hire any employees, engage any independent contractor or establish, or become obligated to contribute to, any Benefit Plan or other employee benefit or compensation plan, program, policy, agreement or arrangement; or

(m) agree to do any of the foregoing.

Requests for approval or consent of any action restricted by this Section 5.3 shall be delivered to the following individual, who shall promptly respond to such request, and who shall not unreasonably withhold, condition, or delay the granting of such request (except with respect to clause (a), (b)(A), (b)(C), (c), (h), (i) or (l) of this Section 5.3 or, to the extent related to such clauses, clause (m) of this Section 5.3), and who shall have full authority to grant or deny such requests for approval or consent on behalf of Purchaser:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: John Spath

Phone: (713) 328-3026

Email: john.spath@talosenergy.com

Notwithstanding the foregoing provisions of this Section 5.3, in the event of an emergency, Seller may take such action as reasonably necessary in response to such emergency and shall notify Purchaser of such action reasonably promptly thereafter. Purchaser acknowledges that the Company owns undivided interests in the respective Company Assets, and that neither the Company nor Seller operates any of the Company Assets, and that certain contracts or arrangements listed on Schedule 5.3 exist that may prevent Seller’s or the Company’s performance of certain of the covenants set forth in this Section 5.3, and Purchaser agrees that the acts or omissions of third Persons shall not constitute a violation of the provisions of this Section 5.3, nor shall any action required by a vote of working interest owners constitute such a violation so long as the Company has voted its interests in a manner consistent with this Section 5.3.

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Section 5.4 Update of Schedules. With respect to the representations and warranties of Seller contained in this Agreement, Seller shall have the continuing right until Closing to add, amend or supplement the Schedules to its representations and warranties with respect to any matter first learned of by Seller (provided that Seller shall not have Knowledge of such matter on or prior to the Execution Date) or first arising after the Execution Date which, if existing at the Execution Date or thereafter, would have been required to be set forth or described in such Schedules; provided that Seller shall use its commercially reasonable efforts to provide Purchaser with oral notice by telephone at least two (2) Business Days prior to any such addition, amendment, or supplement to the Schedules, and Seller shall cooperate with Purchaser as reasonably requested by Purchaser with respect to drafting any such addition, amendment, or supplement to the Schedules. Except as set forth in the last sentence of this Section 5.4, any disclosure in any such addition, amendment or supplement shall not be deemed to have subsequently cured any inaccuracy in or breach of any representation or warranty as of the date made in this Agreement, including for the purposes of indemnification and termination rights contained in this Agreement or determining whether the conditions set forth in Section 7.2(a) have been fulfilled. Notwithstanding the foregoing, in the event that (a) the conditions set forth in Section 7.2(a) are not fulfilled as a result of, in whole or in part, all or any matters that Seller has included in any addition, amendment or supplement to any Schedules pursuant to this Section 5.4 and (b) Purchaser elects to proceed with Closing notwithstanding the conditions set forth in Section 7.2(a) not being fulfilled, then in such event all disclosures in any such addition, amendment or supplement shall be deemed to have cured any applicable inaccuracy or breach of any representation or warranty contained in this Agreement for the purposes of determining Seller’s indemnity obligations under Article 11, and Seller shall be deemed to have waived any remedy with respect to such disclosures.

Section 5.5 Commercially Reasonable Efforts; Further Action. If applicable, Seller and Purchaser shall (x) make or cause to be made any filings that may be required under the HSR Act and any other applicable Antitrust Law, with respect to the transactions contemplated hereby as promptly as practicable, but with respect to the HSR Act, in no event later than ten (10) Business Days, after the Execution Date, (y) bear their own costs and expenses incurred in connection with such filings and shall each pay fifty percent (50%) of any filing fees in connection therewith, and (z) use their commercially reasonable efforts to respond at the earliest practicable date to any requests for additional information made by the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other applicable Governmental Authority. In connection with this Section 5.5, the Parties shall, to the extent permitted by Laws, (i) cooperate in all material respects with each other in connection with any filing, submission, investigation or inquiry, (ii) absent an objection from a Governmental Authority, provide advance notice and allow the other Party or Parties to participate in every communication with a Governmental Authority, provided that this clause shall not apply to a communication initiated by the Governmental Authority without advance notice to a Party, in which case the next clause shall apply, (iii) promptly inform the other Party or Parties of any communication received by such Party from, or given by such Party to, the DOJ or the FTC or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case, regarding the transactions contemplated hereby, (iv) have the right to review in advance, and to the extent practicable, each shall consult any other on, any filing made with, or written materials to be submitted to, the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, any other Person, in connection with the transactions contemplated hereby, and (v) consult with each other in advance of any meeting, discussion, telephone call or conference with the DOJ, the FTC or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person. Each of Seller and Purchaser shall provide the other Party or Parties with information that is reasonably requested and that is reasonably necessary to obtain the expiration of the waiting period under the HSR Act; provided, however, that no Party would be required to share information that (A) is subject to the attorney-client or work product privilege, absent entry of a mutually acceptable joint defense agreement or (B) reflects the value of the transaction. Notwithstanding the foregoing or anything else to the contrary herein, in no event will either of the Parties or any of their Affiliates be required to agree in connection with such filings contemplated by this Section 5.5 to any divestiture, transfer or licensing of its properties, assets

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or businesses, or to the imposition of any limitation on the ability of any of the foregoing to conduct its businesses or to own or exercise control of its assets and properties.

Section 5.6 Intercompany Indebtedness. Subject to Section 5.10 and Section 5.18, and without limiting the Parties’ rights or obligations set forth in Section 2.3, Seller shall, and shall cause its Affiliates (other than the Company) to, release from Damages and to cancel (a) any indebtedness or payables from the Company to Seller or its Affiliates (other than the Company) and (b) any indebtedness or payables from the Company to Castex or its Affiliates (other than Seller) not accruing from the ordinary course of business, and shall cause the Company to release from Damages and to cancel (i) all receivables from Seller or its Affiliates (other than the Company) and (ii) all receivables from Castex or its Affiliates (other than Seller) not accruing from the ordinary course of business.

Section 5.7 Hedges. After the Execution Date, Seller shall cause the Company not to enter into any futures, options, swaps or other derivatives with respect to the sale of production from the Company Assets (the “Derivatives”).

Section 5.8 Further Assurances. After Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.

Section 5.9 Bonds, Letters of Credit and Guarantees. The Parties understand that none of the Sinking Funds set forth on Schedule A and maintained by Seller, Castex or any of their Affiliates on behalf of the Company are to be transferred to Purchaser, and none of the Sinking Funds (including those not set forth on Schedule A, if any) are intended to be for the economic benefit of Purchaser, or, following the Closing, the Company, but that certain of the bonds, letters of credit, cash collateral or guarantees posted by Company with a Governmental Authority or third Person shall stay with the Company post-Closing at the risk and expense of Purchaser. Purchaser shall use commercially reasonable efforts to assist Seller in its efforts to cause, effective as of the Closing or after Closing if applicable, the release of Seller from any bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller, the Company or any of its Affiliates, or any associated agreements with sureties; provided that, notwithstanding the foregoing, (a) Seller acknowledges and agrees that Purchaser does not warrant that Seller will be released from such bonds, letters of credit, cash collateral and guarantees by the applicable third party, which release shall be the sole responsibility of Seller or its Affiliates, and (b) subject to Purchaser’s use of commercially reasonable efforts as required by this sentence, Purchaser shall not (except as set forth in the immediately succeeding sentence and associated indemnification set forth in Section 11.2(a)(i)) be liable to any Seller Indemnified Party if Seller is not released from any such bonds, letters of credit, cash collateral and guarantees or associated agreements with sureties by the applicable third party. For the avoidance of doubt, if the applicable third party calls upon or draws down any such unreleased bonds, letters of credit, cash collateral, guarantees or associated agreements with sureties, any Damages with respect thereto incurred by any Seller Indemnified Party shall be covered by the indemnification set forth in Section 11.2(a)(i) as applicable.

Section 5.10 Certain Affiliate Transactions. At or prior to the Closing, Seller shall, and shall cause the Company to, terminate all intercompany agreements, contracts, loans, payables, receivables, arrangements and any other transactions between the Company, on the one hand, and Seller or any of its Affiliates (other than the Company), on the other hand (the “Affiliate Transactions”), including all Affiliate Contracts and the intercompany arrangements in Schedule 5.10. Additionally, at or prior to the Closing, Seller shall cause the Company to execute and deliver an Excluded Assets Assignment as contemplated in Section 1.3.

Section 5.11 Preferential Purchase Rights; Consents.

(a) With respect to each Preferential Purchase Right set forth in Schedule 3.11(a), if any, within ten (10) Business Days of the Execution Date, Seller shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable

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to such Preferential Purchase Right. If Purchaser or Seller discovers any Preferential Purchase Right following the Execution Date that is not set forth in Schedule 3.11(a), Seller, within five (5) Business Days of the date Seller becomes aware of such Preferential Purchase Right, shall send to the holder of each such Preferential Purchase Right a notice in material compliance with the contractual provisions applicable to such Preferential Purchase Right. Seller shall provide Purchaser with (x) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(a) promptly after sending the same to such holder and (y) copies of any written responses received from any such holder promptly after receiving the same.

(i) If, prior to Closing, any holder of a Preferential Purchase Right notifies Seller that it intends to consummate the purchase of the Company Asset to which its Preferential Purchase Right applies, then such Company Asset shall be excluded from the Company Assets to be assigned to Purchaser at Closing (but only to the extent of the portion of such Company Asset affected by the Preferential Purchase Right), and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Lease, Company Unit or Company Well (or portion thereof) so excluded. Seller shall be entitled to all proceeds paid by any Person exercising a Preferential Purchase Right prior to Closing. If such holder of such Preferential Purchase Right thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale but not later than sixty (60) days following the Closing Date, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, the Company Asset (or portion thereof) that was so excluded from the Company Assets to be assigned to Purchaser at Closing prior to Closing, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (or portion thereof), and (C) Seller shall assign to Purchaser such Company Asset (or portion thereof) so excluded at Closing pursuant to a mutually agreeable assignment and bill of sale.

(ii) If, as of Closing, the time for exercising a Preferential Purchase Right has not expired and such Preferential Purchase Right has not been exercised or waived, then the Company Asset subject to such Preferential Purchase Right shall not be included in the Company Assets to be assigned to Purchaser at Closing, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Lease, Company Unit or Company Well (or portion thereof) being excluded. In the event that such holder exercises its Preferential Purchase Right following the Closing and consummates the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right in accordance therewith, Seller shall have no further obligation to sell or convey the affected Company Asset (or portion thereof) and Purchaser shall have no further obligation to purchase, accept or pay for such affected Company Asset (or portion thereof), and the affected Company Asset (or portion thereof) shall be excluded from the Company Assets to be assigned to Purchaser at Closing hereunder. If, within sixty (60) days following the Closing Date, (x) the applicable Preferential Purchase Right is waived or expires without exercise by the holder thereof or (y) the holder that has exercised the applicable Preferential Purchase Right after Closing thereafter fails to consummate the purchase of the Company Asset (or portion thereof) covered by such Preferential Purchase Right on or before the end of the period of time for closing such sale, (A) Seller shall so notify Purchaser, (B) Purchaser shall purchase, on or before ten (10) days following receipt of such notice, such Company Asset (or portion thereof) that was so excluded from the Company Assets, under the terms of this Agreement and for a price equal to the amount by which the Cash Purchase Price was reduced at Closing with respect to such excluded Company Asset (or portion thereof) and (C) Seller shall assign to Purchaser such Company Asset (or portion thereof) so excluded at Closing pursuant to a mutually agreeable assignment and bill of sale.

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(iii) All Company Assets for which any applicable Preferential Purchase Right has been waived, or as to which the period to exercise the applicable Preferential Purchase Right has expired without exercise by the holder thereof, in each case, prior to Closing, shall be sold to Purchaser at Closing pursuant to the provisions of this Agreement.

(b) With respect to each Consent set forth in Schedule 3.11(b), within ten (10) Business Days of the date hereof, Seller shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent seeking such holder’s consent to the transactions contemplated hereby. If Purchaser or Seller discovers any Consent following the Execution Date that is not set forth in Schedule 3.11(b), Seller, within five (5) Business Days of the date Seller becomes aware of such Consent, shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent. Seller shall provide Purchaser with (i) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.11(b) promptly after sending the same to such holder and (ii) copies of any written responses received from any such holder promptly after receiving the same.

(i) If (A) Seller fails to obtain a Consent prior to Closing and the failure to obtain such Consent would cause (1) the change of control of the Company Asset affected thereby to Purchaser to be void or voidable or (2) the termination of a Company Lease, Company Right-of-Way or Company Contract under the express terms thereof (or give the holder of such Company Lease, Company Right-of-Way or Company Contract the express right to terminate the same) or (B) a Consent requested by Seller is denied in writing (each, a “Hard Consent”), then, in each case, the Company Asset (or portion thereof) affected by such un-obtained Consent shall be excluded from the Company Assets, and the Cash Purchase Price shall be reduced by the Allocated Value of the Company Lease, Company Unit or Company Well (or portion thereof) so excluded. In the event that a Consent with respect to a Company Asset excluded pursuant to this Section 5.11(b) that was not obtained prior to Closing is obtained within sixty (60) days following Closing, then, within ten (10) days after such Consent is obtained, (x) Purchaser shall purchase the Company Asset (or portion thereof) that was so excluded as a result of such previously un-obtained Consent and pay to Seller the amount by which the Cash Purchase Price was reduced at Closing with respect to the Company Asset (or portion thereof) so excluded and (y) Seller shall assign to Purchaser such Company Asset (or portion thereof) so excluded at Closing pursuant to a mutually agreeable assignment and bill of sale.

(ii) If Seller fails to obtain a Consent prior to Closing and such Consent is not a Hard Consent, then the Company Asset (or portion thereof) subject to such un-obtained Consent shall nevertheless be included in the Company Assets at Closing, without adjustment to the Cash Purchase Price.

(iii) Prior to Closing, Seller and Purchaser shall use their commercially reasonable efforts to, and Seller shall cause the Company to use its commercially reasonable efforts to, obtain all Consents; provided, however, that no Party shall be required to incur any Damages to the holder of such Consent or pay any money in order to obtain any such Consent.

Section 5.12 Release. Effective as of the Closing, Seller, on behalf of itself and its Affiliates (other than the Company), hereby releases, acquits and forever discharges the Company, and Purchaser, on behalf of the Company, hereby releases, acquits and forever discharges Seller and its Affiliates (Seller and its Affiliates (other than the Company), and Purchaser on behalf of the Company, in each case, in such Person’s capacity as a releasing party pursuant to the foregoing, the “Releasing Parties”, and the Company, and Seller and its Affiliates, in each case, in such Person’s capacity as a released party pursuant to the foregoing, the “Released Parties”), from and against any and all Damages, whether known or unknown, which the Releasing Parties have or may come to have against the Released Parties, whether directly, indirectly or derivatively, in each case arising prior to the Closing Date and relating to the Affiliate

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Transactions, the Acquired Membership Interests, the Company Assets or the Company Business, or to Seller and its Affiliates to the extent relating to the Company, in each case, WHETHER OR NOT THE LIABILITIES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY RELEASED PARTY; PROVIDED THAT THE FOREGOING RELEASE SHALL NOT COVER ANY DAMAGES FOR WHICH THE RELEASING PARTY IS ENTITLED TO AN INDEMNITY PURSUANT TO ARTICLE 11.

Section 5.13 Casualty and Condemnation. If, after the Execution Date but prior to the Closing Date, any portion of the Company Assets is damaged or destroyed by fire, hurricanes and storms, wind damage, other severe weather events or other casualty or is taken in condemnation or under right of eminent domain (excluding normal wear and tear, mechanical failure or gradual structural deterioration of materials, equipment and infrastructure, or reservoir changes or depletion due to normal production, each, a “Casualty Loss”), the Parties shall notwithstanding the Casualty Loss proceed to Closing (unless otherwise provided in Section 7.1 or Section 7.2), and, at Seller’s election, one of the following remedies shall be implemented with respect to any Casualty Loss in excess of Two Hundred Thousand Dollars ($200,000) net to the interest of the Company: (a) Seller shall cause the Company Assets affected by such Casualty Loss to be repaired or replaced prior to the Closing to the condition of such assets prior to the occurrence of such Casualty Loss, at Seller’s sole cost and expense; or (b) reduce the Cash Purchase Price by the amount (net to the Company’s Working Interest in the affected assets) that the Parties agree would be reasonably required to repair or replace the affected assets to the condition of such assets prior to the occurrence of such Casualty Loss. In each case, Seller shall retain all rights to insurance, condemnation awards and other claims against third parties with respect to the Casualty Loss.

Section 5.14 Suspended Funds. At the Closing Date, Seller shall deliver, and/or shall cause to be delivered, to Purchaser an “Excel” spreadsheet or other medium containing the following, to the extent available or in Seller’s, Castex’s or their respective Affiliates’ possession or control: owner name, owner number, social security or federal ID number, reason for suspense, and the amount of Suspended Funds payable for each entry as of the Closing Date, and all other supporting documentation reasonably necessary for Purchaser to verify the existence of the amount of such Suspended Funds.

Section 5.15 Purchaser Parent Shares. Prior to the Closing, Purchaser Parent shall use its reasonable best efforts to cause the Purchaser Parent Shares to be approved for listing, subject to notice of issuance, on the New York Stock Exchange.

Section 5.16 Cooperation with Purchaser Parent Securities Filings. From and after the Execution Date and at any applicable time within 36 months after the Closing:

(a) Seller shall, and shall cause its Affiliates and Castex to, furnish all information about Seller, the Acquired Membership Interests or the Company Assets, and all financial information related thereto to Purchaser Parent as Purchaser Parent may reasonably request in connection with the preparation and filing of any filings that Purchaser Parent or any of its Affiliates may be required to make with the Securities and Exchange Commission under applicable Law in connection with the transactions contemplated hereby, the financing thereof or any other matters, that includes information regarding Seller, the Acquired Membership Interests or the Company Assets (the “Required Purchaser Filings”). Purchaser Parent or any applicable Affiliate shall indemnify and hold harmless Seller, its Affiliates and Castex from and against any and all losses or damages actually suffered or incurred by them directly in connection with any Required Purchaser Filing (other than to the extent related to information provided by Seller regarding Seller, the Acquired Membership Interests or the Company Assets). Furthermore, any reasonable documented out-of-pocket expenses incurred by Seller, its Affiliates or Castex in the performance of this Section 5.16, including any expenses associated with obtaining audited financials, and any legal fees, shall be reimbursed to Seller by Purchaser promptly upon receipt of an invoice therefor.

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(b) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to obtain the consents of BDO USA, LLP to include the reports of BDO USA, LLP with respect to any financial statements related to Seller, the Acquired Membership Interests or the Company Assets in the Required Purchaser Filings, each dated as of the filing date of the applicable Required Purchaser Filing or such other date as reasonably requested by Purchaser Parent. In addition, Seller will not object to the use of any such financial statements in connection therewith.

(c) At Purchaser Parent’s request, Seller shall use commercially reasonable efforts to cause to be delivered to Purchaser Parent, at Purchaser Parent’s expense, “comfort” letters of BDO USA, LLP, each dated as of a date as reasonably requested by Purchaser Parent, and addressed to Purchaser Parent or its specified Affiliate or Affiliates with regard to financial statements and financial information related to Seller, the Acquired Membership Interests or the Company Assets included in, or incorporated by reference into, any such Required Purchaser Filing, in form and substance customary in scope and substance for “comfort” letters delivered by independent public accountants in connection with underwritten public debt or equity offerings.

Section 5.17 Preparation of Information Statement. As promptly as reasonably practicable after the Execution Date, Purchaser Parent will prepare and file with the Securities and Exchange Commission a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C of the Exchange Act with respect to the issuance of the Purchaser Parent Shares and the other transactions contemplated hereby (the “Information Statement”) in preliminary form. The Parties will cooperate with each other in the preparation of the Information Statement; without limiting the generality of the foregoing, Seller will furnish and cause its Affiliates and Castex to furnish to Purchaser Parent the information relating to the other Parties required by the Exchange Act to be set forth in the Information Statement and such other information concerning such Party as may be reasonably requested by Purchaser Parent in connection with the preparation, filing and distribution of the Information Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Information Statement (or any amendment or supplement thereto) prior to the filing thereof with the Securities and Exchange Commission. The Parties will each use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to any comments made by the Securities and Exchange Commission with respect to the Information Statement, and Purchaser Parent (a) shall provide the other Parties a reasonable opportunity to review and comment on such response and (b) shall include in such response all comments reasonably proposed by the other Parties. Purchaser will use its commercially reasonable efforts to cause the Information Statement to be transmitted to the holders of common stock of Purchaser Parent as promptly as practicable following the filing thereof in definitive form with the Securities and Exchange Commission. Purchaser Parent will advise the other Parties promptly after it receives notice of any request by the Securities and Exchange Commission for amendment of the Information Statement or comments thereon and responses thereto or requests by the Securities and Exchange Commission for additional information. If at any time prior to the date that is twenty (20) calendar days after the Information Statement is first mailed to holders of Purchaser Parent common stock, any information relating to the Parties, or any of their respective Affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Information Statement, so that any of such documents would not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party which discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the Securities and Exchange Commission and, to the extent required by Law, disseminated to the holders of Purchaser Parent common stock. Purchaser Parent will not mail any Information Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any representative of such Party.

Section 5.18 Distributions. On or prior to the Closing, Seller shall be entitled to cause the Company to make a distribution to Seller of all cash held in any bank accounts held by Seller and its

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Affiliates (other than the Company), or Castex, on behalf of the Company, other than the Suspended Funds, if any (which shall remain held by the Company as of the Closing in accordance with Section 5.14) or to repay any amounts due under any ISDA agreement or similar agreement, upon the termination of the same, and, in each case, the Purchase Price shall be adjusted pursuant to Section 2.3(b)(i) and Section 2.3(d)(ii).

Section 5.19 R&W Policy.

(a) Purchaser has conditionally bound a representations and warranties insurance policy (the “R&W Policy”) pursuant to the binder agreement which was provided to Seller for review in advance of the Execution Date and which is attached hereto as Exhibit G (the “R&W Conditional Binder”). From and after the Execution Date, each Party shall use its commercially reasonable efforts to satisfy the conditions set forth in the R&W Conditional Binder as of the Closing Date. The R&W Policy shall contain: (i) a waiver of subrogation, contribution, or otherwise by the insurer in favor of the Seller Indemnified Parties, except against Seller or any “Seller” under the Other PSAs or with respect to such Seller’s or “Seller’s” (as applicable) actual and intentional fraud in the making of the representations and warranties set forth in Article 3 of this Agreement (or the corresponding article setting forth any “Seller’s” representations and warranties in any Other PSA, as applicable), it being understood that the fraud of one Seller or “Seller” (as applicable) shall not be imputed to any other Seller or “Seller” (as applicable); and (ii) a statement that each Seller Indemnified Party is an intended third party beneficiary of the foregoing subrogation limitation.

(b) Seller and Purchaser shall each pay fifty percent (50%) of all costs of obtaining the R&W Policy, specifically the premium, surplus lines Taxes and fees, and any related broker compensation and underwriting fees; provided that Seller’s share of such costs shall be paid by Seller via the adjustment of the Cash Purchase Price pursuant to Section 2.3(l).

(c) Purchaser agrees that after the Closing it will not agree to any amendment of the R&W Policy that would be expected to cause actual and material prejudice to Seller without Seller’s prior written consent.

(d) Notwithstanding anything to the contrary in this Agreement, none of the Seller Indemnified Parties shall be entitled to any proceeds from the R&W Policy.

Notwithstanding anything in this Section 5.19 or otherwise to the contrary, nothing herein shall be interpreted to limit Purchaser’s rights to make or pursue claims, or secure recovery under the R&W Policy, as Purchaser believes, in its sole discretion, to be in Purchaser’s interests.

Section 5.20 Transition Services Agreement. Seller and Purchaser will in good faith attempt to negotiate a mutually acceptable form of transition services agreement for purposes of transitioning ownership, use and operation of the Company Assets to Purchaser in an orderly manner, which agreement would be entered into at Closing.

ARTICLE 6

EXAMINATION OF TITLE AND PROPERTIES

Section 6.1 Access.

(a) From and after the Execution Date until Closing or termination of this Agreement, Seller shall, or shall cause the Company and Castex to afford to Purchaser (and any of its officers, employees, agents, accountants, attorneys, investment bankers, landmen, consultants or other designated representatives (collectively, “Purchaser’s Representatives”)), reasonable access to the Company’s and, to the extent related to the Company or the Company Assets, Seller’s and Castex’s, books and records (including the Company Records), in each case, in the possession or control of the Company, Castex or their Affiliates, and, solely for the purpose of Purchaser’s due diligence investigation of the Company Assets, but only to the extent that Seller, the Company or Castex, as applicable, may do so without

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violating any confidentiality or other obligations to any third Person or waiving any right to any legal privilege (provided that Seller shall use commercially reasonable efforts to request and obtain any consents or waivers necessary for Purchaser and Purchaser’s Representatives to gain such access, provided, further, that Seller shall not be obligated to expend any monies or incur any Damages). Seller shall provide Purchaser and/or Purchaser’s Representatives with reasonable access to the representatives of Castex for the purposes of Purchaser’s due diligence investigation of the Company Assets. All access by Purchaser shall be limited to Seller’s, the Company’s and Castex’s normal business hours, and Purchaser’s review shall be conducted in a manner that minimizes interference with Seller’s, Castex’s or their respective Affiliates’ businesses.

(b) Purchaser acknowledges that the permission of the operator or another third Person may be required before Purchaser will be able to inspect the Company Assets. Notwithstanding the foregoing, Seller shall use commercially reasonable efforts to provide Purchaser access to the Company Assets, and Purchaser acknowledges that it may be required to enter into indemnity, bonding or other similar agreements with the applicable operator of any Company Assets. All inspections pursuant to this Section 6.1 (subject to Section 6.2(b)) shall be conducted at Purchaser’s sole cost, risk and expense, and any conclusions made from any such investigation done by Purchaser or any of Purchaser’s Representatives shall result from Purchaser’s own independent review and judgment. Purchaser agrees to comply with (and to cause Purchaser’s Representatives to comply with) the rules, regulations and instructions issued by Seller and its Affiliates, the Company or Castex, as applicable, regarding the actions of Purchaser (and Purchaser’s Representatives) in conducting any inspection pursuant to this Section 6.1.

Section 6.2 Environmental Inspection.

(a) Purchaser acknowledges that neither Seller nor the Company are able to provide physical access to the Company Assets that are offshore. From and after the Execution Date until the Closing, Seller shall use its commercially reasonable efforts to permit Purchaser and Purchaser’s Representatives, subject to Section 6.2(b), at Purchaser’s sole cost, risk and expense, reasonable access to the Company Assets to conduct Phase I Activities, field inspections and compliance reviews for purposes of Purchaser’s due diligence investigation of environmental matters relating to the Company Assets (“Purchaser’s Environmental Review”) but only to the extent that Seller, the Company or Castex, as applicable, may do so without violating any confidentiality or other obligations to any third Person and only to the extent that Seller, the Company or Castex has the authority to grant such access without breaching any obligation or restriction binding on such Person. Purchaser shall, and shall cause Purchaser’s Representatives to, abide by the applicable operators’ implemented safety rules, regulations and operating policies of which they are informed in conducting Purchaser’s Environmental Review. The scope of work comprising Purchaser’s Environmental Review shall be limited to those activities permitted by the applicable operator and any contractual obligations burdening Seller or the Company, and shall not include any sampling, testing or other invasive activities. Purchaser shall (i) consult with Seller before conducting any work comprising Purchaser’s Environmental Review, (ii) perform all such work in a safe and workmanlike manner and so as to not unreasonably interfere with Seller’s, Castex’s or the Company’s (or any of their Affiliates’) normal operations, (iii) comply with all Environmental Laws applicable to Purchaser’s Environmental Review and customary industry practices and all rules of the applicable operator and any contractual obligations burdening Seller or the Company, and (iv) promptly restore the Company Assets and repair to the approximate same condition any damage thereto resulting from Purchaser’s Environmental Review. Seller shall have the right to have one or more representatives accompany Purchaser at all times during Purchaser’s Environmental Review, and Purchaser shall give Seller or the Company at least forty-eight (48) hours’ notice prior to any visits by it (or any Purchaser’s Representatives) to the applicable Company Assets. The Parties agree that all information discovered during Purchaser’s Environmental Review shall be governed by the terms of the Confidentiality Agreement.

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(b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND WITHOUT LIMITING PURCHASER’S RIGHTS TO INDEMNIFICATION UNDER ARTICLE 11, PURCHASER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER INDEMNIFIED PARTIES, FROM AND AGAINST ANY AND ALL DAMAGES ARISING OUT OF, RESULTING FROM, BASED ON, ASSOCIATED WITH, OR RELATING TO, IN ANY WAY, PURCHASER’S DUE DILIGENCE ACTIVITIES OR THE ACCESS AFFORDED TO PURCHASER OR PURCHASER’S REPRESENTATIVES PURSUANT TO THIS ARTICLE 6, REGARDLESS OF WHETHER SUCH DAMAGES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY SELLER INDEMNIFIED PARTY, EXCEPTING ONLY DAMAGES (A) TO THE EXTENT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER INDEMNIFIED PARTY OR (B) RELATED TO ANY ENVIRONMENTAL CONDITION UNCOVERED OR DISCOVERED BY PURCHASER OR PURCHASER’S REPRESENTATIVES DURING THE COURSE OF PURCHASER’S DUE DILIGENCE REVIEW TO THE EXTENT THE SAME WERE NOT CAUSED OR EXACERBATED BY PURCHASER’S OR PURCHASER’S REPRESENTATIVES’ DUE DILIGENCE ACTIVITIES. THE FOREGOING INDEMNITY SHALL CONTINUE IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY TERMINATION OF THIS AGREEMENT.

(c) All information obtained by Purchaser and its representatives under this Section 6.2 shall be subject to Section 5.1 and the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information. In the event that Purchaser receives any reports generated by third parties in connection with any tests, inspections, examinations, investigations, studies or assessments conducted by or on behalf of Purchaser in connection with the transactions contemplated by this Agreement, Purchaser shall make such reports available to Seller at Seller’s request and (i) prior to the Closing, Purchaser shall not disclose any such reports without the prior written consent of Seller and (ii) from and after the Closing, Seller shall not disclose any such reports without the prior written consent of Purchaser.

Section 6.3 Exclusive Remedy.

(a) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any defect of title (including any Title Defect) with respect to the Company or the Company Assets, and the provisions of Article 11 shall not apply with respect to any defect in title (including any Title Defect), except with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8. Notwithstanding anything contained in this Agreement to the contrary, a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24 or Section 3.33(e) shall not constitute a Title Defect under this Article 6.

(b) The rights and remedies of Purchaser set forth in this Article 6 shall be Purchaser’s exclusive rights and remedies with respect to any Environmental Defect and any Environmental Liability with respect to the Company or the Company Assets, and the provisions of Article 11 shall not apply with respect to any Environmental Defect or any Environmental Liability, except with respect to a breach of the representations and warranties set forth in Section 3.8, Section 3.33(c) or Section 3.33(d).

Section 6.4 Notice of Title Defects and Title Benefits; Remedies.

(a) If either Party discovers any Title Benefit, or if Purchaser discovers any Title Defect, then such Party shall be obligated to deliver to the other Party, in each case, on or prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Title Defect Deadline”), a Title Notice

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with respect to such Title Benefit or Title Defect, as applicable. To assert a claim with respect to a Title Defect, or a Title Benefit, as applicable, and for such claim to be effective, Seller or Purchaser must deliver a Title Notice which substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline. Except for claims with respect to a breach of the representations and warranties set forth in Section 3.11, Section 3.16(b), Section 3.19, Section 3.20, Section 3.21, Section 3.23, Section 3.24, Section 3.33(e) or Section 6.8, from and after Closing, Seller and Purchaser shall be deemed to have waived, and neither Purchaser nor Seller, respectively, shall have any Damages for, any Title Benefit or Title Defect for which Purchaser or Seller, respectively, has not received a Title Notice that substantially satisfies the requirements set forth in the definition of Title Notice on or before the Title Defect Deadline; provided, however, that the foregoing shall not release Purchaser from any breach of its obligation to deliver a Title Notice in connection with its discovery of a Title Defect or Title Benefit prior to the Title Defect Deadline.

(b) With respect to each Company Lease, Company Unit or Company Well for which Purchaser has asserted a Title Defect pursuant to a timely delivered Title Notice in substantial compliance with the definition of Title Notice (each such Company Lease, Company Unit or Company Well, a “Title Defect Property”), Seller shall have the right until the Closing Date to cure any asserted Title Defect and/or to notify Purchaser of those asserted Title Defects that Seller disputes (each, a “Title Dispute Election”). Subject to Seller’s continuing right to dispute the existence of a Title Defect or the Title Defect Amount with respect thereto, with respect to each uncured Title Defect Property timely reported under Section 6.4(a), Seller shall have the right to elect any of the following:

(i) if Purchaser and Seller mutually agree, Seller shall cause to be conveyed by the Company to Seller or its designee immediately prior to the Closing such Title Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Title Defect Property (and related or associated Company Assets), as applicable, shall be excluded from the Closing, (B) if excluded, such Title Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Title Defect Property; or

(ii) such Title Defect Property (and all related or associated Company Assets) (any such Title Defect Property, together with all other such Title Defect Properties, the “Included Title Defect Properties”) shall be included at Closing with the Company Assets, subject to all such uncured Title Defects, in which case, subject to Section 6.4(c), the Cash Purchase Price shall be reduced at Closing by the Title Defect Amount.

(c) With respect to any Included Title Defect Property for which there is a timely delivered Title Dispute Election, the Closing Cash Payment shall be reduced by the Disputed Amount, which shall be paid into the Defect and Indemnity Escrow Account at Closing, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7.

Section 6.5 Title Defect Amount; Title Benefit Amount; Adjustments.

(a) The amount by which the Allocated Value of any Company Lease, Company Unit or Company Well (or Company Leases, Company Units or Company Wells if multiple Company Leases, Company Units or Company Wells are affected) is reduced as a result of the existence of a Title Defect with respect thereto is the “Title Defect Amount”, which shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Defect Amount, then such amount shall be the Title Defect Amount;

(ii) if the Title Defect represents a decrease in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well below (B) the Net Revenue

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Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate decrease in the Working Interest for such Company Lease, Company Unit or Company Well below the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Defect Amount shall be the product of (y) the Allocated Value for such Company Lease, Company Unit or Company Well multiplied by (z) one (1), minus a fraction, the numerator of which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well as stated on the Well Annex;

(iii) if the Title Defect is based on a Lien upon a Company Lease, Company Unit or Company Well that is undisputed and liquidated in amount, then the amount of such Title Defect shall be lesser of the amount necessary to remove such Lien from the affected Company Lease, Company Unit or Company Well and the Allocated Value of the affected Company Lease, Company Unit or Company Well;

(iv) if the Title Defect is based on an obligation, encumbrance, Burden or charge upon or other defect in title to the affected Company Lease, Company Unit or Company Well of a type not described in Sections 6.5(a)(i), (ii) or (iii), then, subject to the other provisions hereof, the Title Defect Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of that Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Defect; (C) the legal effect of the Title Defect; (D) the potential economic effect of the Title Defect over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Defect by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation;

(v) the Title Defect Amount with respect to any Company Lease, Company Unit or Company Well shall be determined without duplication of any costs or losses (A) included in another Title Defect Amount hereunder, (B) included in any remedy for a Casualty Loss under Section 5.13, or (C) for which Purchaser otherwise receives credit in the calculation of the adjustments to the Cash Purchase Price; and

(vi) notwithstanding anything to the contrary set forth herein, except for the Title Defect Amounts described in clause (iv) of this Section 6.5(a), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Company Lease, Company Unit or Company Well shall not exceed the Allocated Value of such Company Lease, Company Unit or Company Well.

(b) The only remedy for Title Benefits is the netting against Title Defect Amounts which is only available for Title Benefit Amounts exceeding the Title Threshold. Each “Title Benefit Amount” shall be determined in accordance with the following methodology, terms and conditions:

(i) if Purchaser and Seller agree on the Title Benefit Amount, then such amount shall be the Title Benefit Amount;

(ii) if the Title Benefit represents an increase in (A) the actual Net Revenue Interest for any Company Lease, Company Unit or Company Well over (B) the Net Revenue Interest stated on the Lease Annex for such Company Lease or Company Unit or on the Well Annex for such Company Well (and there is a proportionate increase in the Working Interest for such Company Lease, Company Unit or Company Well above the Working Interest stated on the Lease Annex or on the Well Annex), then the Title Benefit Amount shall be the product of (y) the Allocated Value of such Company Lease, Company Unit or Company Well, multiplied by (z) the result obtained by subtracting one (1) from a fraction, the numerator of

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which is the actual Net Revenue Interest for such Company Lease, Company Unit or Company Well and the denominator of which is the Net Revenue Interest for such Company Lease or Company Unit stated on the Lease Annex or for such Company Well stated on the Well Annex; and

(iii) if the Title Benefit is not of a type described in Sections 6.5(b)(i) or (ii), then, subject to the other provisions hereof, the Title Benefit Amount shall be determined by the Parties in good faith, taking into account all relevant factors, including the following: (A) the Allocated Value of the affected Company Lease, Company Unit or Company Well; (B) the portion of the affected Company Lease, Company Unit or Company Well affected by such Title Benefit; (C) the legal effect of the Title Benefit; (D) the potential economic effect of the Title Benefit over the life of the affected Company Lease, Company Unit or Company Well; (E) the values placed upon the Title Benefit by Purchaser and Seller; and (F) such other reasonable factors as are necessary to make a proper evaluation.

(c) Notwithstanding anything herein to the contrary, in no event shall there be any remedies provided by Seller or any adjustments to the Purchase Price for (i) any individual Title Defect for which the Title Defect Amount does not exceed Fifty Thousand Dollars ($50,000) (the “Title Threshold”) or (ii) any individual Environmental Defect for which the Environmental Defect Amount does not exceed Fifty Thousand Dollars ($50,000) (the “Environmental Threshold”). Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until (A) the aggregate amount of all Title Defect Amounts of all Title Defects that exceed the Title Threshold and which remain uncured by the Closing Date, less (B) the aggregate amount of all Title Benefit Amounts that exceed the Title Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Title Deductible”), and then, such remedies and/or adjustment shall apply only to the extent that the aggregate of such Title Defect Amounts (less such Title Benefit Amounts) exceeds the Title Deductible.

Section 6.6 Notice of Environmental Defects; Remedies.

(a) If Purchaser discovers any Environmental Defect, then Purchaser may (but shall have no obligation to) deliver to Seller prior to 5:00 p.m., Central Time, on the thirtieth (30th) day after the Execution Date (the “Environmental Defect Deadline”), an Environmental Notice with respect to such Environmental Defect. To assert a claim with respect to an Environmental Defect, and for such claim to be effective, Purchaser must deliver an Environmental Notice which substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline. Notwithstanding any other provision in this Agreement, Purchaser shall be deemed to have waived, and Seller shall have no Damages for, any Environmental Defect for which Seller has not received an Environmental Notice that substantially satisfies the requirements set forth in the definition of Environmental Notice on or before the Environmental Defect Deadline.

(b) With respect to each Company Asset for which Purchaser has asserted an Environmental Defect pursuant to a timely delivered Environmental Notice in substantial compliance with the definition of Environmental Notice (each such Company Asset, an “Environmental Defect Property”), Seller may elect (in its sole and absolute discretion, and in addition to Seller’s rights under Section 6.6(c)) to complete the cure of such Environmental Defect Property prior to Closing in accordance with Section 6.6(c), in which event any adjustment to the Cash Purchase Price with respect to such Environmental Defect Property shall be made, if applicable, at the time of Closing in accordance with Section 6.6(c).

(c) With respect to any Environmental Defect Property, until the time of Closing, Seller may, but shall have no obligation to, (i) dispute the existence of the Environmental Defect and/or the Environmental Defect Amount asserted with respect to such Environmental Defect Property pursuant to the provisions of Section 6.7 (each, an “Environmental Dispute Election”) or (ii) cure any

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Environmental Defect asserted with respect to such Environmental Defect Property prior to Closing. With respect to any Environmental Defect Property for which there is a timely delivered Environmental Dispute Election, the provisions of Section 6.7 shall apply and at the resolution of such Disputed Matter pursuant to Section 6.7, the Disputed Amount shall be delivered to Seller or Purchaser pursuant to the decision of the Defect Arbitrator pursuant to Section 6.7. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Environmental Defect Amount with respect thereto, with respect to each Environmental Defect Property timely reported under Section 6.6(a), if, at the time of Closing, Seller has cured (or partially cured) any Environmental Defect affecting any Environmental Defect Property, then the Cash Purchase Price shall not be adjusted (and if such Environmental Defect was only partially cured, the Cash Purchase Price shall be decreased by an amount equal to the portion of such Environmental Defect Amount that relates to the uncured portion of such Environmental Defect), or, if such Environmental Defect was not cured, the Cash Purchase Price shall be decreased by an amount equal to such Environmental Defect Amount that relates to such Environmental Defect. Notwithstanding anything set forth in this Section 6.6(c), if at the time of Closing, any Environmental Defect Property has an Environmental Defect, the Environmental Defect Amount of which is sixty percent (60%) or more of the Allocated Value of such Environmental Defect Property, then, at Purchaser’s election and upon written notice given to Seller prior to the Closing, Seller shall cause to be conveyed by the Company to Seller or its designee immediately prior to the Closing, as applicable, such Environmental Defect Property (and, in each case, all related or associated Company Assets), in which case, (A) such Environmental Defect Property (and related or associated Company Assets), as applicable shall be excluded from the Closing, (B) if excluded, such Environmental Defect Property (and related or associated Company Assets) shall become “Excluded Assets” for all purposes hereunder, and (C) the Cash Purchase Price shall be reduced by the Allocated Value of such Environmental Defect Property.

(d) Notwithstanding anything herein to the contrary, in addition, there shall be no remedies provided by Seller or any adjustments to the Purchase Price unless and until the aggregate of all Environmental Defect Amounts for Environmental Defects that remain uncured by Closing and that exceed the Environmental Threshold, exceeds an amount equal to one percent (1%) of the Unadjusted Purchase Price (the “Environmental Deductible”), and then only to the extent that the aggregate of such Environmental Defect Amounts exceeds the Environmental Deductible.

Section 6.7 Title and Environmental Dispute Resolution. Seller and Purchaser shall attempt to agree on the existence of any Title Defects, Title Benefits and Environmental Defects, any Title Defect curative or Environmental Defect Remediation matters, and all Title Defect Amounts, Title Benefit Amounts and Environmental Defect Amounts by three (3) Business Days prior to the Closing Date. If, as of the Closing, the Parties cannot agree upon (a) the existence of a Title Defect or Title Benefit, the adequacy of any Title Defect curative materials submitted to Purchaser, the Title Defect Amount with respect to any Title Defect or the Title Benefit Amount with respect to any Title Benefit (each, a “Disputed Title Matter”) or (b) the existence of an Environmental Defect, the adequacy of any Environmental Defect Remediation performed by Seller, or the Environmental Defect Amount with respect to any Environmental Defect (each, a “Disputed Environmental Matter” and, together with any Disputed Title Matter, each a “Disputed Matter”), then, in each case, the Disputed Matter shall be submitted to arbitration in accordance with the provisions of Exhibit D attached hereto. At Closing, the Title Defect Amount, the Title Benefit Amount or the Environmental Defect Amount that is subject to the Disputed Matter (each a “Disputed Amount”) shall be paid by Purchaser into the Defect and Indemnity Escrow Account at Closing pending resolution of the Disputed Matter and the Closing Cash Payment shall be reduced by such Disputed Amount, and such Disputed Amount shall be released to Seller or Purchaser, as applicable, upon resolution of such Disputed Matter. Upon resolution of a Disputed Matter, the Parties shall instruct the Escrow Agent to release the applicable Disputed Amount to Seller or Purchaser, as applicable, within five (5) days after the resolution of such Disputed Matter.

Section 6.8 Special Warranty of Defensible Title. Notwithstanding anything herein to the contrary, if Closing occurs, then, Seller hereby warrants unto Purchaser Defensible Title as to each

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Company Lease, Company Unit and Company Well contained in the Company Assets against any Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Company, any of its Affiliates or Castex, but not otherwise, subject, however, to the Permitted Encumbrances. For purposes of Seller’s foregoing special warranty of Defensible Title, the value of the Company Leases and Company Units set forth in the Lease Annex and of the Company Wells set forth in the Well Annex shall be deemed to be the Allocated Value thereof. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Title Threshold and the Title Deductible shall in no way limit any claim by Purchaser pursuant to this Section 6.8.

ARTICLE 7

CONDITIONS TO CLOSING

Section 7.1 Conditions of Seller to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Purchaser and Purchaser Parent contained in Article 4 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) in all material respects (provided that, to the extent such representation or warranty is qualified by its terms by materiality, such qualification in its terms shall be inapplicable for purposes of this Section 7.1(a));

(b) Performance. Each of Purchaser and Purchaser Parent shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible, as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.1(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.1(d) (as determined by Seller acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the Title Arbitrator and/or Environmental Arbitrator, as applicable. Notwithstanding anything herein to the contrary, solely for purposes of disputes resolved by the applicable Defect Arbitrator prior to Closing pursuant to this Section 7.1(d) and Section 7.2(d), (A) the Outside Date shall be tolled and extended by the number of days between the Scheduled Closing Date

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and the date the applicable Defect Arbitrator has issued his or her written determination, and (B) the arbitration provisions of Section 6.7 and Exhibit D shall be deemed amended such that (x) there shall only be one Title Arbitrator or Environmental Arbitrator, as applicable, selected by the mutual agreement of the Parties within five (5) Business Days of the Scheduled Closing Date (or failing such agreement, appointed by the Houston, Texas office of the American Arbitration Association), (y) each of Purchaser and Seller shall submit its proposed resolution within three (3) Business Days following the selection of the applicable Defect Arbitrator, and (z) the applicable Defect Arbitrator shall make his or her determination with ten (10) Business Days following submission of the disputed matters (but otherwise the arbitration provisions of Section 6.7 and Exhibit D shall remain unchanged);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) NYSE Listing. The Purchaser Parent Shares shall have been authorized for listing, subject to official notice of issuance, on the NYSE;

(h) Closing Deliverables. Purchaser and Purchaser Parent shall have delivered (or be ready, willing and able to deliver) to Seller the documents and other items required to be delivered by Purchaser and Purchaser Parent under Section 8.3; and

(i) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

Section 7.2 Conditions of Purchaser to Closing. The obligations of Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement are subject, at the option of Purchaser and Purchaser Parent, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Seller contained in Article 3 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date) except to the extent any such failures of such representations and warranties to be true and correct, individually or in the aggregate, have not had a Material Adverse Effect (provided that, to the extent such representation or warranty is qualified by its terms by materiality or Material Adverse Effect, such qualification in its terms shall be inapplicable for purposes of this Section 7.2(a));

(b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Seller under this Agreement prior to or on the Closing Date;

(c) No Legal Proceedings; Governmental Prohibitions. No suit, action, litigation or other proceeding instituted by any third Person shall be pending before any Governmental Authority seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement, and no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction, judgment or other order shall have been enacted, entered, promulgated, enforced or issued by any Governmental Authority preventing the consummation of the transactions contemplated by this Agreement;

(d) Title Defects; Environmental Defects; Transfer Restrictions. In each case subject to the Title Threshold, the Environmental Threshold, the Title Deductible and the Environmental Deductible,

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as applicable, the sum of (i) all Title Defect Amounts determined under Section 6.5(a) or Section 6.7, less (ii) the sum of all Title Benefit Amounts determined under Section 6.5(b) or Section 6.7, plus (iii) the sum of all Environmental Defect Amounts for Environmental Defects determined under Section 6.6 or Section 6.7, plus (iv) the aggregate Allocated Value of the Company Assets that are to be retained by Seller at Closing as provided in Section 5.11, plus (v) unless Seller has substantially performed its obligations pursuant to an election under Section 5.13(a), the aggregate Damages of all Casualty Losses occurring between the Execution Date and the Closing, shall be less than twenty percent (20%) of the Unadjusted Purchase Price. For purposes of this Section 7.2(d), each of the Title Defect Amounts, Title Benefit Amounts and/or Environmental Defect Amounts, as applicable, shall equal an amount determined by the mutual agreement of the Parties or, if the Parties cannot agree and the sum of items (i), (ii), (iii), (iv) and (v) in this Section 7.2(d) (as determined by Purchaser acting reasonably and in good faith) is greater than twenty percent (20%) of the Unadjusted Purchase Price, such amount shall be determined by the applicable Defect Arbitrator, subject to the last sentence of Section 7.1(d);

(e) Antitrust Waiting Periods. If applicable, any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act or any foreign antitrust, competition, or pre-merger notification Law shall have expired or been terminated;

(f) Information Statement. The Information Statement shall have been mailed to the holders of Purchaser Parent common stock not less than twenty (20) calendar days prior to the Closing Date, and the completion of the transactions contemplated hereby shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

(g) Closing Deliverables. Seller shall have delivered (or be ready, willing and able to deliver) to Purchaser and Purchaser Parent the documents and other items required to be delivered by Seller under Section 8.2; and

(h) Other Transactions. The transactions contemplated by each Other PSA shall have been consummated or are being consummated simultaneously with the transactions contemplated hereby, in each case, in accordance with the terms of such Other PSA.

ARTICLE 8

CLOSING

Section 8.1 Time and Place of Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, subject to the terms and conditions of this Agreement and unless otherwise agreed to in writing by the Parties, take place at the offices of Latham & Watkins LLP, located at 811 Main Street, Suite 3700, Houston, Texas 77002, on (a) the later of (i) March 16, 2020 (the “Scheduled Closing Date”), and (ii) the second (2nd) Business Day following the date on which all conditions set forth in Article 7 have been satisfied or waived, subject to the provisions of Article 10, or (b) such other date as may be mutually agreed by the Parties (such date on which the Closing occurs, the “Closing Date”).

Section 8.2 Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser and Purchaser Parent of their respective obligations pursuant to Section 8.3, Seller shall deliver or cause to be delivered to Purchaser and Purchaser Parent, as applicable, the following:

(a) counterparts of an assignment of the Acquired Membership Interests substantially in the form of Exhibit A attached hereto (the “Assignment of Interests”), duly executed by Seller;

(b) to the extent necessary to consummate the transactions contemplated hereby, any applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets in sufficient counterparts to facilitate filing with the applicable Governmental Authority, duly executed and delivered by the Company;

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(c) the Closing Settlement Statement, duly executed by Seller;

(d) a certificate duly executed by an authorized corporate officer of Seller, dated as of the Closing, certifying on behalf of Seller that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been fulfilled;

(e) a certificate of non-foreign status of Seller (or, if Seller is treated as an entity disregarded as separate from its regarded owner for such purposes, its regarded owner) meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2) and Code Section 1446(f), duly executed by an authorized corporate officer of Seller or its regarded tax owner, as applicable;

(f) resignation letters or written evidence of the removal of each officer, director and manager of the Company, duly executed by the appropriate Person(s);

(g) Intentionally Omitted;

(h) documentation evidencing the completion of the actions required in Section 5.16(b);

(i) signatory change cards for each of the accounts of the Company listed on Schedule 3.27 duly executed by each authorized signatory for the applicable account and all such other documentation reasonably necessary to transfer ownership of such accounts;

(j) duly executed, acknowledged and recordable releases in a form reasonably acceptable to Purchaser of all mortgage liens, security interests, financing statements and other similar instruments, in each case, evidencing or securing indebtedness for borrowed money by Seller or its Affiliates that encumber the Company or any of the Company Assets;

(k) if applicable, a copy of any Excluded Assets Assignment executed by the Company and Seller or its designee;

(l) (i) true and complete copies of any audited financial statements (which shall be accompanied by an unqualified report of BDO USA, LLP) and any unaudited financial statements, in each case, that are required to be included under Item 2.01 of Form 8-K in connection with a Current Report on Form 8-K to be filed by Purchaser Parent under the Exchange Act as a result of consummation of the transactions contemplated hereby, assuming such Form 8-K is filed on the first Business Day immediately following the Closing Date and (ii) any consents of BDO USA, LLP required under the Securities Act or the Exchange Act in connection with the filing of such Current Report on Form 8-K; and

(m) all other documents and instruments reasonably required from Seller to transfer the Acquired Membership Interests to Purchaser.

Section 8.3 Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Seller of its obligations pursuant to Section 8.2, Purchaser and/or Purchaser Parent, as applicable, shall deliver or cause to be delivered to Seller the following:

(a) (i) a wire transfer of the Closing Cash Payment, in same-day funds to Seller, (ii) if applicable, a wire transfer of the aggregate Disputed Amount, in same-day funds to the Defect and Indemnity Escrow Account, (iii) a wire transfer of the Additional Escrow Amount, in same-day funds to the Defect and Indemnity Escrow Account, and (iv) evidence of the issuance of the Purchaser Parent Shares (in book-entry form with customary restrictive legends) to Seller by instruction to the Purchaser Parent’s transfer agent or otherwise;

(b) a certificate by an authorized corporate officer of Purchaser and Purchaser Parent, dated as of the Closing, certifying on behalf of Purchaser that the conditions set forth in Section 7.1(a) and Section 7.1(b) have been fulfilled;

(c) Intentionally Omitted;

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(d) counterparts of the Assignment of Interests, duly executed by Purchaser;

(e) to the extent necessary to consummate the transactions contemplated hereby, applicable forms or instruments required for the indirect transfer of federal leases or state leases as contemplated hereunder included in the Company Assets, duly executed and delivered by Purchaser;

(f) the Closing Settlement Statement, duly executed by Purchaser; and

(g) such other documentation as is reasonably required to transfer the Acquired Membership Interests to Purchaser.

ARTICLE 9

TAX MATTERS

Section 9.1 Withholding. Each Party shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any other Party or any Affiliate thereof (and such Party and its Affiliates shall indemnify, defend and hold harmless the paying party and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that a paying Party shall use commercially reasonable efforts to provide to the other Party notice of any amounts otherwise payable that it intends to deduct and withhold at least five (5) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such withholding. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

Section 9.2 Tax Returns.

(a) Seller shall prepare or cause to be prepared all Tax Returns of the Company (i) required to be filed after the date hereof for all Pre-Effective Date Periods and (ii) required to be filed after the date hereof but on or prior to the Closing Date for all Straddle Periods (the “Seller Tax Returns”). Such Seller Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Seller Tax Return, Seller shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Purchaser for its review and reasonable comment. Purchaser or Seller, as applicable, will cause such Tax Return (as revised to incorporate Purchaser’s reasonable comments) to be timely filed and will provide a copy thereof to the non-filing Party. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Seller Tax Return filed by Purchaser, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

(b) Purchaser shall prepare or cause to be prepared all Tax Returns of the Company required to be filed after the Closing Date for all Straddle Periods (“Purchaser Tax Returns”). Such Purchaser Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law. Reasonably in advance of the due date for the filing of any such Purchaser Tax Returns, Purchaser shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to Seller for its review and reasonable comment. Purchaser will cause such Tax Return (as revised to incorporate Seller’s reasonable comments) to be timely filed and will provide a copy thereof to Seller. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Purchaser Tax Return, Seller shall pay to Purchaser the amount of any Seller Taxes with respect to such Tax Return.

Section 9.3 Proration of Straddle Period Taxes.

(a) For purposes of determining the portion of any Taxes (other than Asset Taxes) that are payable with respect to any Straddle Period that constitute Seller Taxes, the portion of any such Taxes that is attributable to the portion of such Straddle Period ending on the Tax Effective Date shall be

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deemed equal to the amount that would be payable if the Tax period of the Company ended with (and included) the Tax Effective Date (provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on and including the Tax Effective Date and the portion of the Straddle Period beginning after the Tax Effective Date in proportion to the number of days in each portion of the Straddle Period).

(b) For purposes of determining the portion of any Assets Taxes that are payable with respect to any Straddle Period that constitute Seller Taxes, (I) Asset Taxes that are attributable to the severance or production of Hydrocarbons (other than such Asset Taxes described in clause (III), below) shall be allocated to the period or portion thereof in which the severance or production giving rise to such Asset Taxes occurred, (II) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (I) or (III)), shall be allocated to the period or portion thereof in which the transaction giving rise to such Asset Taxes occurred, and (III) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending on the Tax Effective Date and the portion of such Straddle Period beginning after the Tax Effective Date by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur on and before the Tax Effective Date, on the one hand, and the number of days in such Straddle Period that occur after the Tax Effective Date, on the other hand.

Section 9.4 Cooperation on Tax Returns and Tax Proceedings. Purchaser and Seller shall cooperate fully as and to the extent reasonably requested by another Party, in connection with the filing of Tax Returns and any Proceeding (each a “Tax Proceeding”) with respect to Taxes imposed on or with respect to the Company, the Company Assets and Company Business. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller further agrees, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed on Purchaser or the Company (including, but not limited to, with respect to the transactions contemplated hereby). Notwithstanding the above, the control and conduct of any Tax Proceeding that is a Claim shall be governed by Section 11.3.

Section 9.5 Transfer Taxes. Purchaser and Seller shall each be responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify the other against) the payment of one-half of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from the purchase and sale of the Company pursuant to Section 1.1 (“Transfer Taxes”). Seller shall be solely responsible for (and shall, without duplicating recovery available to Purchaser pursuant to clause (iv) of the definition of Seller Taxes, indemnify Purchaser against) the payment of all state and local transfer, sales, use, stamp, registration or other similar Taxes resulting from any other transactions contemplated by this Agreement, including any transactions relating to Excluded Assets. Purchaser and Seller shall cooperate in good faith to minimize, to the extent permissible under Law, the amount of any such Transfer Taxes.

Section 9.6 Tax Refunds. The amount of any refunds of Taxes of the Company for any Pre-Effective Date Period shall be for the account of Seller. The amount of any refunds of Taxes of the Company for any Tax period beginning after the Tax Effective Date shall be for the account of Purchaser. The amount of any refund of Taxes of the Company for any Straddle Period shall be equitably apportioned between Purchaser and Seller in accordance with the principles set forth in Section 9.3. Each Party shall forward, and shall cause its Affiliates to forward, to the Party entitled to receive a refund of Tax pursuant to this Section 9.6 the amount of such refund within 30 days after such refund is received, net of any costs or expenses incurred by such Party or its Affiliates in procuring such refund.

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ARTICLE 10

TERMINATION

Section 10.1 Termination. This Agreement may be terminated at any time prior to Closing:

(a) by the prior written consent of Seller and Purchaser;

(b) by Seller or Purchaser, as applicable, by written notice to the other Party, if Purchaser or Seller, as applicable, is in material breach of any covenant or a representation in this Agreement, which breach would give rise to the failure of a condition set forth in Article 7 to be satisfied and is incapable of being cured, or if capable of being cured, is not cured, by such breaching Party by the earlier of (i) thirty (30) days following receipt of written notice from the non-breaching Party of such breach or (ii) the Outside Date; or

(c) by Seller or Purchaser, as applicable, by written notice to the other Party, if Closing has not occurred on or before April 30, 2020 (the “Outside Date”);

provided, however, that no Party shall be entitled to terminate this Agreement under Section 10.1(b) or Section 10.1(c) (except with respect to a failure of the condition set forth in Section 7.1(d) or Section 7.2(d)) if the Closing has failed to occur because such Party is in material breach of any of its representations or warranties hereunder or has failed to perform or observe in any material respect its covenants or agreements hereunder.

Section 10.2 Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 1.2 (to the extent necessary to give meaning to the following Articles and Sections), Section 3.12, Section 4.10, Section 5.1, Section 5.4, Section 5.16 (insofar only as Seller has a right to be reimbursed), Section 6.2(b), Article 10, Section 12.1, Section 12.2, Section 12.3, Section 12.6, Section 12.7, Section 12.8, Section 12.9, Section 12.11, Section 12.13, Section 12.14, Section 12.15, Section 12.16, Section 12.17 and Section 12.19 and of the Confidentiality Agreement, all of which shall continue in full force and effect). Notwithstanding anything to the contrary in this Agreement, the termination of this Agreement under Section 10.1 shall not relieve any Party from Damages for any willful failure to perform or observe in any material respect any of its agreements or covenants contained herein that are to be performed or observed at or prior to Closing.

(b) If Seller has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Purchaser or the failure of Purchaser to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Purchaser set forth in Section 7.2 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.1 at Closing) have been met, or waived in writing by Purchaser, and (ii) Seller is ready, willing and able to perform its obligations under Section 8.2 (other than those requiring the cooperation of Purchaser, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Seller, Seller shall have the right to, at its option, (1) seek the specific performance of Purchaser hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Purchaser as liquidated damages. For the avoidance of doubt, Seller shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. The provision for payment of liquidated damages in this Section 10.2(b) has been included because, in the event of a termination of this Agreement permitting Seller to receive the Deposit, the actual damages to be incurred by Seller can reasonably be expected to approximate the amount of liquidated damages called for herein and because the actual amount of such damages would be difficult if not impossible to measure accurately. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Seller or Section 10.1(c) by either Party as of the Outside Date, then Seller shall have the superseding right to terminate this Agreement pursuant to

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Section 10.1(b); provided that if Purchaser then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(c) If Purchaser has the right to terminate this Agreement pursuant to Section 10.1(b) because of the Willful Breach of Seller or the failure of Seller to Close by the Outside Date when (i) all of the conditions precedent to the obligations of Seller set forth in Section 7.1 (other than those actions or deliveries to occur at Closing or contingent upon the satisfaction of other conditions precedent set forth in Section 7.2 at Closing) have been met, or waived in writing by Seller, and (ii) Purchaser is ready, willing and able to perform its obligations under Section 8.3 (other than those requiring the cooperation of Seller, unless such cooperation was provided), then, in either such event, as the sole and exclusive remedy of Purchaser, Purchaser shall have the right to, at its option, (1) seek the specific performance of Seller hereunder, or (2) terminate this Agreement pursuant to Section 10.1(b) and be entitled to (x) receive the Deposit from the Escrow Agent, free and clear of any claims thereon by Seller (provided that in such event, Seller agrees to execute any joint written instructions required under the terms of the Escrow Agreement such that Purchaser may receive its remedy under the foregoing subpart (2)(x)), and (y) seek to recover actual damages from Seller up to an amount equal to the amount of the Deposit. For the avoidance of doubt, Purchaser shall be entitled to first seek to enforce the remedies in subpart (1) of the previous sentence before enforcing its remedies set forth in subpart (2) of the previous sentence. In the event that this Agreement may be terminated pursuant to either Section 10.1(b) by Purchaser or Section 10.1(c) by either Party as of the Outside Date, then Purchaser shall have the superseding right to terminate this Agreement pursuant to Section 10.1(b); provided that if Seller then also has the right to terminate this Agreement pursuant to Section 10.1(b), then notwithstanding the foregoing this Agreement shall be deemed terminated pursuant to Section 10.1(c).

(d) If this Agreement is terminated by the mutual written agreement of the Parties, or this Agreement is otherwise terminated pursuant to Section 10.1 and the Closing does not occur for any reason other than as set forth in Section 10.2(b) or Section 10.2(c), then Purchaser shall be entitled to the return of the Deposit, free of any claims by Seller with respect thereto.

(e) If either Seller or Purchaser are entitled to a distribution of the Deposit pursuant to this Section 10.2, each Party shall, within two (2) Business Days of the date of such termination, deliver to the Escrow Agent an executed counterpart of a joint written instruction in compliance with the terms of the Escrow Agreement directing the Escrow Agent to disburse the Deposit (together with any interest or income actually earned thereon) to the applicable Party as set forth in this Section 10.2. Upon termination, Seller shall have the right to sell the Acquired Membership Interests without any encumbrance or claim by Purchaser.

ARTICLE 11

ASSUMPTION; INDEMNIFICATION; LIMITATIONS

Section 11.1 [Reserved].

Section 11.2 Indemnification.

(a) From and after Closing, Purchaser shall indemnify, defend and hold harmless Seller and its current and former Affiliates (other than the Company) and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Seller Indemnified Parties”) from and against all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from the ownership of the Company or the Company Assets;

(ii) caused by or arising out of or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements contained in this Agreement; and/or

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(iii) caused by or arising out of or resulting from any breach of any representation or warranty made by Purchaser contained in Article 4 of this Agreement or in the certificate delivered at Closing pursuant to Section 8.3(b);

but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 11.2(b) at the time the Claim Notice is presented by Purchaser.

Without limiting in any manner the provisions of this Section 11.2(a), in addition to Damages resulting from third-party claims, the indemnification obligations of Purchaser pursuant to Section 11.2(a) and the term “Damages” as used in this Section 11.2(a) are intended to and do cover Damages incurred by any Seller Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Purchaser and (ii) do not involve any third-party claim.

(b) From and after Closing, Seller shall indemnify, defend and hold harmless Purchaser, its current and former Affiliates and its and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives, (collectively, the “Purchaser Indemnified Parties”) against and from all Damages incurred or suffered by such Persons:

(i) caused by or arising out of or resulting from (A) Seller’s breach of any of Seller’s covenants or agreements contained in this Agreement or (B) Seller’s breach of the representation and warranty in Section 6.8 (to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages in clause (B), including, for the avoidance of doubt, any covered amounts within the applicable retention of the R&W Policy);

(ii) caused by or arising out of or resulting from (A) any breach of any Fundamental Representation or any representation or warranty in Section 3.7 (Taxes), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d), to the extent that Purchaser does not have recourse under the R&W Policy in respect of such Damages, or (B) any breach of any representation or warranty made by Seller contained in Article 3 of this Agreement (other than the Fundamental Representations and the representations and warranties in Section 3.7 (Taxes)), or the corresponding representation or warranty in the certificate delivered at Closing pursuant to Section 8.2(d) in respect of such Damages, and only to the extent of fifty percent (50%) of the amount of such Damages; provided, however, that, notwithstanding anything to the contrary, if a claim under this Section 11.2(b)(ii) for a breach of any of Seller’s representations and warranties in Article 3 is excluded under the R&W Policy pursuant to a final, non-appealable order, Seller shall indemnify the Purchaser Indemnified Parties in accordance with the limits set forth in Section 11.2(d), Section 11.4(a), Section 11.4(e), and Section 11.4(f), as applicable, from and against a breach of the representations and warranties insured under the R&W Policy with respect to which: (i) the material facts, events and conditions that caused such breach to exist first occurred after the Execution Date and (ii) a “deal team member” under the R&W Policy acquires, prior to the Closing Date, (x) actual, conscious awareness of such facts, events and conditions, and (y) actual, conscious awareness that such facts, events and conditions actually constitute a breach (such breach, an “Interim Breach”, and this proviso, the “Interim Breach Provision”); and/or

(iii) relating to Seller Taxes.

Without limiting in any manner the provisions of this Section 11.2(b), in addition to Damages resulting from third-party claims, the indemnification obligations of Seller pursuant to Section 11.2(b) and the term “Damages” as used in this Section 11.2(b) are intended to and do cover Damages incurred by any Purchaser Indemnified Party which (i) arise from the breach of this Agreement or any documents contemplated by this Agreement by Seller and (ii) do not involve any third-party claim.

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(c) Notwithstanding anything to the contrary contained in this Agreement, from and after Closing, Seller’s and Purchaser’s exclusive remedy against each other with respect to (i) breaches of the representations, warranties, covenants and agreements of the Parties contained in Articles 3, 4, 5, 6 and 9 and the affirmations of such representations, warranties, covenants and agreements contained in the certificates delivered by each Party at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, is set forth in this Article 11, (ii) Environmental Defects (but excluding any breach of the representations or warranties under Section 3.8), is set forth in Article 6, and (iii) with respect to Title Defects, is set forth in Article 6. Except for the remedies contained in Article 6, this Section 11.2 and any other remedies available to the Parties at law or in equity for breaches of provisions of this Agreement other than Articles 3, 4, 5, 6 and 9, from and after the Closing, Seller releases, remises and forever discharges, waives and covenants not to sue Purchaser Indemnified Parties, and Purchaser releases, remises and forever discharges, waives and covenants not to sue Seller Indemnified Parties, in each case, from or for any and all Damages based on, relating to or arising out of this Agreement, or, to the extent arising prior to Closing, the ownership or operation of the Company or the Company Assets, or the condition, quality, status or nature of the Company Assets or the assets of the Company Business, including rights to cost recovery or contribution under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, claims under any other Environmental Laws, breaches of statutory and implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, or any rights under insurance policies issued or underwritten by the other Party or Parties or any of its or their Affiliates.

(d) “Damages” means, subject to Section 12.17, any actual liability, loss, cost, expense, claim, award, judgment, violations, filings, investigations, administrative proceedings, actions, causes of action, suits, other legal proceedings, assessments, damages, deficiencies, Taxes, penalties, fines, obligations, responsibilities, payments and other charges (including costs and expense of operating the Company Assets) of any kind or character (whether known or unknown, fixed or unfixed, conditional or unconditional, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent, or other legal theory), whether attributable to personal injury, death, property or natural environmental resource damage, contract claims, torts or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of Remediation of such matters, and the costs of enforcement of the indemnity. Notwithstanding the foregoing, Purchaser shall not be entitled to indemnification under the Interim Breach Provision for any Damages that does not individually exceed Fifty Thousand Dollars ($50,000).

(e) Any claim for indemnity under this Section 11.2 by any current or former Affiliate, member, manager, director, officer, employee, agent, advisor or representative must be brought and administered by the applicable Party to this Agreement that such Person is associated therewith. No Indemnified Person other than Seller and Purchaser shall have any rights against Seller or Purchaser under the terms of this Section 11.2 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 11.2(e). Each of Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section 11.2(e) on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no Damages to any such other Indemnified Person for any action or inaction under this Section 11.2(e).

(f) After becoming aware of any fact, event, circumstance or condition that has given rise to or would reasonably be expected to give rise to any Damages, the Indemnified Persons shall use commercially reasonable efforts to mitigate Damages, for which efforts such Indemnified Persons are entitled or may be entitled to indemnification under this Section 11.2; provided that, to the extent the Indemnified Person incurs any costs or expenses in connection with such mitigation efforts, the Indemnifying Person shall reimburse the Indemnified Person with respect thereto upon the Indemnified Person providing the Indemnifying Person reasonable evidence of such costs and expenses.

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(g) The Parties shall treat, for U.S. federal income Tax purposes, any amounts paid under this Article 11 as an adjustment to the Purchase Price.

Section 11.3 Indemnification Actions. All claims for indemnification under Section 11.2 shall be asserted and resolved as follows:

(a) For purposes of this Article 11, the term “Indemnifying Person” when used in connection with particular Damages means the Person having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 11, and the term “Indemnified Person” when used in connection with particular Damages means a Person having the right to be indemnified with respect to such Damages pursuant to this Article 11 (including those Persons identified in Section 11.2(e)).

(b) To make a claim for indemnification under Section 11.2, an Indemnified Person shall notify the Indemnifying Person of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). The amount claimed shall be paid by the Indemnifying Person to the extent required herein within thirty (30) days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs. In the event that the claim for indemnification is based upon a claim by a third Person against the Indemnified Person (a “Claim”), the Indemnified Person shall provide its Claim Notice within thirty (30) days after the Indemnified Person has received a written claim from such third Person and shall enclose a copy of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnified Person to give notice of a Claim as provided in this Section 11.3 shall not relieve the Indemnifying Person of its obligations under Section 11.2 except to the extent (and only to the extent) such failure materially prejudices the Indemnifying Person’s ability to defend against the Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Claim under this Article 11. The Indemnified Person may, during such thirty (30) day period and upon three (3) days’ prior written notice to the Indemnifying Person, file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d) If the Indemnifying Person admits its obligation, it shall have the right and obligation to defend, at its sole cost and expense, the Claim, and the Indemnifying Person shall conduct such defense diligently with counsels reasonably satisfactory to the Indemnified Person; provided that no Indemnifying Person shall have the obligation to defend any Claim for which coverage is being sought under the R&W Policy. The Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim. Notwithstanding the foregoing, if counsel for the Indemnified Person reasonably determines that there is a conflict between the positions of the Indemnifying Person and the Indemnified Person in conducting the defense of such Claim or that there are legal defenses available to such Indemnified Person different from or in addition to those available to the Indemnifying Person, then one counsel for the Indemnified Person shall be entitled, if the Indemnified Person so elects, to participate in or conduct the defense to the extent reasonably determined by such counsel to protect the interests of the Indemnified Person, at the expense of the Indemnifying Person; provided that in no event shall the Indemnifying Person be required to pay the fees and expenses of more than one counsel selected by the Indemnified Person. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate in contesting any Claim which the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross-complaint against any Person). The Indemnified Person

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may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Person pursuant to this Section 11.3(d). No settlement of a Claim may be made by the Indemnifying Person without the written consent of the Indemnified Person, such consent not to be unreasonably withheld; provided, that such consent shall not be required for any settlement of a Claim that (i) is for monetary damages only and all of which have been fully discharged by the Indemnifying Person, (ii) does not include any ongoing obligations with respect to the Indemnified Person and (iii) absolves the Indemnified Person of all Damages with respect to such Claim.

(e) If the Indemnifying Person does not admit its obligation or admits its obligation but fails to defend or settle the Claim, then the Indemnified Person shall have the right to defend against the Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder), with counsel of the Indemnified Person’s choosing. If the Indemnifying Person has not yet admitted its obligation to indemnify the Indemnified Person, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation for indemnification with respect to such Claim and assume the defense thereof or (ii) if the Indemnifying Person fails to assume such defense within the time period provided above, the Indemnified Person may settle the same in the Indemnified Person’s reasonable discretion at the Indemnifying Person’s expense.

(f) In the case of a claim for indemnification not based upon a Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) completely cure the Damages complained of, (ii) admit its obligation to provide indemnification with respect to such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has completely cured the Damages or that it disputes the claim for such Damages, the Indemnifying Person shall be conclusively deemed obligated to provide indemnification hereunder.

Section 11.4 Limitation on Actions.

(a) The right to assert an indemnification claim with respect to the representations and warranties of Seller and Purchaser in Articles 3 and 4, and the corresponding representations and warranties given in the certificates delivered at Closing pursuant to Section 8.2(d) or Section 8.3(b), as applicable, shall survive the Closing for three (3) years, except that the right to assert an indemnification claim with respect to (i) the representations and warranties of Seller in Sections 3.1(a), (b), (c) and (e) (Seller), Sections 3.2(a), (c), (d) and (e) (The Company), Section 3.3 (Subsidiaries) and Section 3.12 (Liability for Brokers’ Fees), Section 3.26 (Bankruptcy), Section 3.30 (Bonds; Letter of Credit and Guarantees) and Section 3.33 (Specified Matters) (such representations and warranties being collectively, the “Fundamental Representations”) shall survive the Closing for six (6) years, (ii) the representations and warranties of Seller in Section 3.7 (Taxes) shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations, and (iii) the representations and warranties of Purchaser in Section 4.1 (Existence and Qualification), Section 4.2 (Power), Section 4.3 (Authorization and Enforceability), Section 4.8 (Investment Intent), Section 4.10 (Liability for Brokers’ Fees), Section 4.12 (Issuance of Purchaser Parent Shares) and Section 4.16 (Bankruptcy) shall survive the Closing for six (6) years, and except, further, that the representations and warranties of Purchaser in Section 4.13 (SEC Reports) shall survive the Closing for one (1) year.

(b) The right to assert an indemnification claim for the breach of any other covenant or agreement of the Parties in this Agreement: (i) that is to be performed at or prior to Closing shall survive the Closing for twelve (12) months; or (ii) that is to be performed following Closing shall survive until twelve (12) months following the period provided in such covenants and agreements, if any, or until fully performed, except that the right to assert an indemnification claim with respect to the covenants set forth in Article 9 shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations. Seller’s special warranty of Defensible Title in Section 6.8 shall survive the Closing for six (6) years.

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(c) Representations, warranties, covenants and agreements shall be of no further force and effect after the date of the expiration of a right to assert an indemnification claim with respect thereto, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to the applicable expiration date.

(d) The indemnities in Section 11.2(a)(ii), Section 11.2(a)(iii), Section 11.2(b)(i) and Section 11.2(b)(ii) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date. The indemnities in Section 11.2(a)(i) shall continue without time limit. The indemnity in Section 11.2(b)(iii) shall survive the Closing until ninety (90) days after the applicable statute of limitations has run, except as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(e) Seller shall not have any liability for any indemnification under the Interim Breach Provision, until and unless the aggregate amount of the liability for all Damages for which Claim Notices are delivered by Purchaser for indemnification under such Section exceed an amount equal to four percent (4%) of the Unadjusted Purchase Price, and then only to the extent such Damages exceed such amount. Seller shall not have any liability for any indemnification under the Interim Breach Provision unless Purchaser provides Seller with written notice of an Interim Breach prior to the Closing Date in accordance with the notice provisions of this Agreement; provided that this requirement of Purchaser to provide written notice of any Interim Breach prior to the Closing Date shall not apply to Interim Breaches and/or the circumstance giving rise thereto notified by Seller to Purchaser pursuant to this Agreement.

(f) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) Seller shall not be required to indemnify Purchaser for claims under the Interim Breach Provision for aggregate Damages in excess of an amount equal to ten percent (10%) of the Unadjusted Purchase Price, (ii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(ii)(B) for aggregate Damages in excess of an amount equal to $28,000.00, (iii) Seller shall not be required to indemnify Purchaser under Section 11.2(b)(i)(B) or Section 11.2(b)(ii)(A) for aggregate Damages in excess of an amount equal to $87,500.00, and (iv) Seller’s total Damages and liabilities arising out of this Agreement or the transactions contemplated hereunder, including with respect to indemnity obligations under Section 11.2(b) shall not exceed one hundred percent (100%) of the Unadjusted Purchase Price. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Parties intend that Seller’s sole and exclusive exposure from and after Closing with respect to the representations and warranties in Article 3 or in the closing certificate delivered pursuant to Section 8.2(d) shall be limited to the amounts set forth in Section 11.4(f)(i), Section 11.4(f)(ii), Section 11.4(f)(iii) and Section 11.4(f)(iv), as applicable.

(g) Notwithstanding anything herein to the contrary, for both the purposes of determining whether or not the representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) has been breached, and the purposes of determining the amount of any Damages for which any Indemnifying Person is obligated to indemnify under Section 11.2(a)(iii) or Section 11.2(b)(ii), such determination of breach and calculation of Damages shall be made by excluding and without giving effect to any qualifiers as to materiality or Material Adverse Effect set forth in any representation or warranty of any Party in Article 3 or Article 4 or any closing certificate delivered pursuant to Section 8.2(d) or Section 8.3(b) (except in the case of the representations and warranties set forth in Section 3.14(a) and the representations and warranties made in respect of the Tax Partnerships as a result of Section 3.7(p) and the corresponding representations and warranties in any closing certificate delivered pursuant to Section 8.2(d)).

(h) The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 11 shall be reduced by the amount of insurance proceeds actually realized by the

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Indemnified Person or its Affiliates with respect to such Damages (net of any reasonable and documented collection costs, including all the costs and expenses incurred by third parties in investigating, prosecuting, defending and collecting such recovered amount and, any deductibles paid to obtain insurance coverage, and excluding the proceeds of any insurance policy issued or underwritten by the Indemnified Person or its Affiliates). From and after the Closing, Seller shall (without any obligation to incur out of pocket costs, expenses, or any obligation of Seller to undertake any liability or obligation to any Person) use good faith efforts to reasonably cooperate with Purchaser in connection with any claim made by Purchaser under the R&W Policy. Notwithstanding the foregoing, or any other provision herein, except solely with respect to the Interim Breach Provision, the risk that the R&W Policy will not respond or otherwise provide coverage (excluding, for the avoidance of doubt, retention under the R&W Policy) with respect to a given claim shall be borne entirely by Purchaser.

(i) Notwithstanding anything to the contrary contained herein, all payments made or to be made under this Article 11 to Purchaser shall be made by Seller by payment in cash and not via the return of any Purchaser Parent Shares.

(j) The representations, warranties and covenants of each of the Parties set forth in this Agreement, subject to the express exceptions thereto, shall not be affected by any information furnished to, or any investigation or audit conducted before or after the Closing Date by, any Person in connection with the transactions contemplated hereby. In order to preserve the benefit of the bargain otherwise represented by this Agreement, each Party shall be entitled to rely upon the representations, warranties, covenants and agreements of the other Party or Parties set forth herein notwithstanding any investigation or audit conducted or any knowledge acquired (or capable of being acquired) before or after the Closing Date or the decision of any Party to complete the Closing. The right to indemnification or other remedy based on any of the representations, warranties, covenants or agreements in this Agreement shall not be affected by any investigation or audit conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or agreement.

(k) Notwithstanding anything in this Agreement to the contrary, in no event shall any Indemnified Person be entitled to recover any Damages to which such Indemnified Person has already recovered the full amount of such Damages pursuant to another provision of this Agreement or any document in connection herewith, or otherwise, and any liability for indemnification under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant, or agreement.

Section 11.5 Escrow Claims.

(a) If any amounts are due by Seller to Purchaser pursuant to this Article 11 (other than this Section 11.5), then such amounts shall be first satisfied from the Indemnity Escrow Amount. To the extent that Purchaser is determined to be owed by Seller amounts in excess of the Indemnity Escrow Amount, Purchaser may seek payment for such amounts from Seller.

(b) If Seller does not dispute any claim made by Purchaser against Seller pursuant to this Article 11 (other than this Section 11.5), at Purchaser’s written election, Seller and Purchaser shall provide written instructions to the Escrow Agent in accordance with the Escrow Agreement to disburse to Purchaser the amount of the undisputed claim. If Seller disputes any claim made by Purchaser pursuant to this Article 11 (other than this Section 11.5), then upon final determination of the applicable disputed amount or Damages (or a settlement between the Parties), as applicable, with respect to such claim, at Purchaser’s written election, Seller and Purchaser shall provide written instructions to the Escrow Agent to disburse to Purchaser the amount determined by such final determination or settlement to be due.

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(c) On the date that is twenty-four (24) months after the Closing Date, Purchaser and Seller shall instruct the Escrow Agent to release to Seller (or its designee) the then existing amount of the Indemnity Escrow Amount, save and except (i) the aggregate amount of all unsatisfied claims for indemnification that Purchaser has made against Seller on or before such date pursuant to this Article 11 (other than this Section 11.5) and which are subject to satisfaction (in whole or in part) from the Indemnity Escrow Amount plus (ii) the aggregate amount of all disputed amounts or Damages that have not been resolved as of such date. After all disputed claims have been finally determined, and any amounts required to be paid to Purchaser from the Indemnity Escrow Amount pursuant to such final determination, if any, have been paid, any remaining amount of the Indemnity Escrow Amount shall be paid to Seller and Seller and Purchaser shall provide joint written instructions to the Escrow Agent as soon as practicable after such determination to disburse to Seller (or its designee) such amount.

(d) At any time, the Parties may jointly instruct, in the manner provided in the Escrow Agreement, the Escrow Agent to transfer all or a portion of the remaining balance of the Indemnity Escrow Account to either Seller or Purchaser, as the Parties may agree.

(e) Any interest or other income on the Indemnity Escrow Amount shall be allocable to Seller for Tax purposes pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations.

ARTICLE 12

MISCELLANEOUS

Section 12.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all of such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by email (in pdf format) or electronic transmission is effective as an original signature to this Agreement.

Section 12.2 Notices. All notices, statements and other written communications that are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English, addressed to the applicable Party and delivered personally, by email (in pdf format), by recognized courier service, by U.S. certified mail, postage prepaid, return receipt requested, or by Federal Express overnight delivery (or other reputable overnight delivery service), at the address for each Party as follows:

If to Seller:	Castex Energy 2016, LP 333 Clay Street, Suite 2900 Houston, Texas 77002 Attention: Ashley S. Green Telephone: (281) 878-0087 Email: AGreen@CastexEnergy.com

If to Purchaser and/or Purchaser Parent:	Talos Production Inc. 333 Clay Street, Suite 3300 Houston, Texas 77002 Attention: William S. Moss III Telephone: (713) 328-3000 Email: Bill.Moss@talosenergy.com with a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

Attention: Mingda Zhao; Lande Spottswood

Telephone: (713) 758-2069; (713) 758-2326

Email: mzhao@velaw.com; lspottswood@velaw.com

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Any notice shall be deemed to have been duly delivered in accordance with the following: (a) if delivered personally or by recognized courier service, then upon the actual receipt by the Party hereto to be notified; (b) if sent by U.S. certified mail, postage prepaid, return receipt requested, then the date shown as received on the return notice; (c) if by email, then upon an affirmative reply by email by the intended recipient that such email was received (provided that, for the avoidance of doubt, an automated response from the email account or server of the intended recipient shall not constitute an affirmative reply); or (d) if by Federal Express overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery; provided, however, that if any notice or communication is deemed given or provided on a day that is not a Business Day, or is deemed given or provided after 5:00 p.m. prevailing Central (U.S.) time on a Business Day, then such notice or communication shall be deemed to have been provided on the next Business Day. Each Party may change its address for notice by notice to the other in the manner set forth above.

Section 12.3 Expenses. Except as provided in Section 5.5, Section 5.16 and Section 9.5, all expenses incurred by Seller (or by the Company) in connection with or related to the authorization, preparation or execution of this Agreement, and the Exhibits, Annexes and Schedules hereto, and all other documents to be delivered at the Closing, including all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

Section 12.4 Records.

(a) At Closing, Seller shall deliver all Company Records that are in electronic format to Purchaser.

(b) Within fifteen (15) Business Days after the Closing Date, Seller shall deliver or cause to be delivered to Purchaser original copies of the Company Records.

(c) Seller may retain the Excluded Company Records and a copy of those Company Records relating to Tax and accounting matters that pertain to (i) non-Income Tax matters related to the Company; or (ii) non-unitary state income Tax Returns, in each case to the extent such Tax Returns are reasonably necessary to satisfy Seller’s Tax Return filing obligations under Section 9.2 or applicable Laws; provided that, pursuant to Section 12.4(b), Seller shall provide Purchaser with the original copies of such Tax Returns to the extent they constitute Company Records.

Section 12.5 Name Change. Within ten (10) Business Days after the Closing Date, Purchaser shall make the filings required in the Company’s jurisdiction of organization to eliminate the name “Castex” and any variants thereof from the name of the Company. As promptly as practicable, but in any case within ninety (90) days after the Closing Date, Purchaser shall (a) make all other filings (including assumed name filings) required to reflect the change of name in all applicable records of Governmental Authorities and (b) eliminate the use of the name “Castex” and variants thereof from the Company Assets, and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates. Purchaser shall be solely responsible for any direct or indirect costs or expenses resulting from the change in use of name, and any resulting notification or approval requirements.

Section 12.6 Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Texas, without giving effect to any rules or principles of conflicts of law that might otherwise refer to the laws of another jurisdiction.

Section 12.7 Dispute Resolution. Each Party (i) consents to personal jurisdiction in any action brought in the state or federal courts located in Harris County, Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Agreement (including any claims made in contract, tort or otherwise relating to this Agreement or the transactions contemplated hereby), (ii) hereto agrees that any action instituted by it against the other with respect to any such dispute, controversy or claim (except to the extent a dispute, controversy, or claim arising out of or in relation to or in connection with the allocation of the Purchase Price pursuant to Section 2.2 or the determination of the final Cash Purchase Price pursuant to Section 2.4(b) is referred to an expert pursuant to those Sections) will be instituted

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exclusively in the state or federal courts located in Harris County, Texas and (iii) waives any rights it may have to defenses of improper venue or inconvenient forum with respect to any such dispute, controversy or claim brought in the courts contemplated by this Section 12.7. THE PARTIES HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT.

Section 12.8 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 12.9 Waivers. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by the Party to whom compliance is owed and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 12.10 Assignment. No Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Party delegate any of its rights or duties hereunder, without the prior written consent of the other Parties and any transfer or delegation made without such consent shall be void; provided, however, (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Purchaser shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Purchaser’s obligations hereunder, but such assignment will not relieve Purchaser of its obligations hereunder in the event of the failure of performance by such assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 12.11 Entire Agreement. The Confidentiality Agreement, this Agreement, the Escrow Agreement and the documents to be executed hereunder and the Exhibits, Annexes and Schedules attached hereto constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 12.12 Amendment. This Agreement may be amended or modified only by an agreement in writing signed by Seller and Purchaser and expressly identified as an amendment or modification.

Section 12.13 No Third-Person Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claim, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described in Section 5.12, Section 11.2(e) and Section 12.7.

Section 12.14 Headings. Headings have been provided for the sections of this Agreement, the Schedules, Annexes and Exhibits for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.15 References. In this Agreement:

(a) references to any gender includes a reference to all other genders;

(b) references to the singular includes the plural, and vice versa;

(c) reference to any Article or Section means an Article or Section of this Agreement;

(d) reference to any Exhibit, Annex or Schedule means an Exhibit, Annex or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;

(e) unless expressly provided to the contrary, “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement;

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(f) unless expressly provided to the contrary, the word “or” is not exclusive;

(g) references to “$” or “Dollars” means United States Dollars;

(h) any accounting terms not otherwise defined herein have the meaning ascribed to it by the Accounting Principles;

(i) references to any applicable Law means such applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder; and

(j) “include” and “including” means include or including without limiting the generality of the description preceding such term.

Section 12.16 Construction. Each of Seller and Purchaser has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm’s-length negotiations from equal bargaining positions. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision thereof.

Section 12.17 Limitation on Damages. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT DOES NOT AUTHORIZE EITHER SELLER OR PURCHASER TO MAKE CLAIMS, INCLUDE IN CALCULATION OR SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN PUNITIVE, SPECIAL OR INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN PUNITIVE, SPECIAL OR INDIRECT DAMAGES SUFFERED BY THIRD PERSONS FOR WHICH RESPONSIBILITY IS ALLOCATED BETWEEN THE PARTIES PURSUANT TO THE TERMS OF THIS AGREEMENT), AND EACH OF SELLER AND PURCHASER EXPRESSLY WAIVES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.18 Specific Performance. Each of the Parties acknowledges that its obligations hereunder are unique and that remedies at law, including monetary damages, will be inadequate in the event it should default in the performance of its obligations under this Agreement. Accordingly, in the event of any breach of any agreement or covenant set forth in this Agreement (other than under Articles 3 and 4), Purchaser, in the case of a breach by Seller, and Seller, in the case of a breach by Purchaser, may be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent breaches of this Agreement and to order the defaulting Party to affirmatively carry out its obligations under this Agreement, and each of the Parties hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach. Such equitable relief shall be in addition to any other remedy to which each of the Parties are entitled to at law or in equity as a remedy for such nonperformance, breach or threatened breach. Each of the Parties hereby waives any requirements for the securing or posting of any bond with such equitable remedy. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by any of the Parties, each of whom expressly reserves any and all rights and remedies available to it at law or in equity in the event of any breach or default by the others under this Agreement prior to the Closing.

Section 12.19 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

[SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties as of the Execution Date.

SELLER:

CASTEX ENERGY 2016, LP

By:	Castex Energy 2016 GP, LLC,
its general partner

By:	/s/ Aaron Killian
	Name:	Aaron Killian
	Title:	Vice President

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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PURCHASER:

TALOS PRODUCTION INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

Solely with respect to its obligations related to the Purchaser Parent Shares.

PURCHASER PARENT:

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT]

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Exhibit Version

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP INTERESTS

This Assignment of Membership Interests (this “Assignment”) is executed as of [                    ], 2019 (the “Closing Date”), by and between Castex Energy 2016, LP, a Delaware limited partnership (“Assignor”), and Talos Production Inc., a Delaware corporation (“Assignee”). Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA (as defined below).

BACKGROUND:

A. Reference is made to that certain Purchase and Sale Agreement by and among Assignor, Assignee and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., dated December 10, 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”).

B. Assignor owns all of the issued and outstanding membership interests of Dorado Deep GP, LLC, a Delaware limited liability company (the “Company”, and such membership interests, collectively, the “Acquired Membership Interests”).

C. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Acquired Membership Interests (the “Assignment”).

D. After giving effect to the Assignment, Assignee will hold all of the Acquired Membership Interests.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ASSIGNMENT:

1. Assignment. Subject to the terms and conditions of this Assignment and the PSA, Assignor hereby irrevocably sells, transfers, conveys, assigns and delivers to Assignee the Acquired Membership Interests.

2. Acceptance and Assumption. Subject to the terms and conditions of this Assignment and the PSA, Assignee hereby accepts, and assumes ownership of, the Acquired Membership Interests.

3. Effect of Assignment. Effective as of Closing (and without limiting any of the liability or expense allocations set forth in the PSA), (i) Assignee shall be the owner of the Acquired Membership Interests in accordance with this Assignment, (ii) Assignee shall be admitted as a Member (as defined in the Organizational Documents of the Company) of the Company, such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of the Company to reflect such admission and (iii) Assignor shall be deemed to have withdrawn as a Member of the Company, cease to be a Member of the Company and cease to have any right, title or interest in or to the Acquired Membership Interests and/or the Company and, except as provided in the PSA, shall have no further obligations with respect to the Acquired Membership Interests or the assets or liabilities of the Company or otherwise under the Organizational Documents of the Company.

4. PSA. Assignor and Assignee acknowledge and agree that this Assignment is being delivered under, and is subject to, all of the terms, conditions and limitations stated in the PSA. Nothing in this Assignment shall be

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deemed to supersede, enlarge or modify any of the provisions of the PSA. Should there be any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

5. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

6. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

7. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Assignment as of the Closing Date.

ASSIGNOR:

CASTEX ENERGY 2016, LP

By:
Name:
Title:

[Signature Page to Castex 2016 Assignment of Membership Interests]

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ASSIGNEE:

TALOS PRODUCTION INC.

By:
Name:
Title:

[Signature Page to Castex 2016 Assignment of Membership Interests]

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Exhibit Version

EXHIBIT B

FORM OF EXCLUDED ASSETS ASSIGNMENT

This Excluded Assets Assignment (this “Assignment”), executed as of [●], 2020 and immediately prior to the closing (the “Closing”) of the transactions contemplated by the PSA (as defined below), is made by and between Castex Energy 2016, LP, a Delaware limited partnership whose address is 333 Clay Street, Suite 2900, Houston, Texas 77002 (“Assignee”) and Dorado Deep GP, LLC (“Assignor”), a Delaware limited liability company whose address is 333 Clay Street, Suite 2900, Houston, Texas 77002. Each of Assignor and Assignee is individually referred to herein as a “Party” and, collectively, as the “Parties”. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the PSA.

BACKGROUND:

A. Pursuant to Section 1.3 of that certain Purchase and Sale Agreement, by and among Assignee, Talos Production Inc., a Delaware corporation (“Purchaser”), and, solely with respect to its obligations related to the Purchaser Parent Shares, Talos Energy Inc., a Delaware corporation, dated December 10, 2019 (as amended, restated, modified or supplemented from time to time, the “PSA”), the parties thereto agreed that Assignee would cause Assignor to assign to Assignee the Assets (as defined below).

B. In accordance with the PSA, Assignor desires to assign to Assignee, and Assignee desires to accept, and assume ownership of, all of the Assets.

Accordingly, in consideration of the mutual covenants and agreements contained herein and in the PSA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ASSIGNMENT:

1. Assignment. Assignor, effective as of immediately prior to the Closing, hereby grants, bargains, sells, assigns, conveys and delivers to Assignee all of Assignor’s right, title and interest in and to, and all of its obligations under, arising out of, or relating to, the following described assets (collectively, the “Assets”):

(a) the Excluded Company Records (as defined below);

(b) except to the extent corresponding to a then-existing indemnification obligation of Purchaser pursuant to Section 11.2(a)(i) of the PSA, Assignor’s right with respect to all claims and causes of action of Assignor arising under or with respect to any Company Contract that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds);

(c) subject to Section 5.13 of the PSA, all rights and interests of Assignor (A) under any policy or agreement of insurance or indemnity, (B) under any bond or (C) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events or damage to or destruction of property prior to the Closing Date;

(d) all of Assignor’s personal computers and associated peripherals;

(e) all of Assignor’s computer software, patents, trade secrets, copyrights, names, trademarks, logos and other Intellectual Property;

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(f) any ISDA agreements or similar types of agreements, Company Derivatives and any rights or proceeds associated therewith;

(g) Assignee’s, Castex’s or their Affiliates’ (including Assignor’s) Loan instruments or any other indebtedness for borrowed money;

(h) any assets that are excluded from the transactions contemplated under the PSA pursuant to the terms of the PSA;

(i) any rights or interest in any sinking fund, reserve, bond, cash deposit or other financial instrument established or maintained, whether held by Assignor or any other Person on behalf of Assignor, to fund any current or future Decommissioning activities with respect to any Company Asset or other property of Assignor, including those listed on Exhibit A attached hereto; and

(j) any assets described on Exhibit B attached hereto.

TO HAVE AND TO HOLD the Assets, together with all rights, titles, interests, estates, remedies, powers, privileges, and appurtenances in any way appertaining or belonging thereto, unto Assignee, and its successors and assigns, forever, subject to the terms of this Assignment and the PSA.

2. Defined Terms. The following terms and expressions shall have the meanings set forth hereinafter:

“Excluded Company Records” means:

(a) all legal records and legal files of Assignee and Assignor and all documents that may be subject to legal privilege, including all work product of and attorney-client communications with Assignee’s or its Affiliates’ legal counsel (excluding title opinions and other title related materials);

(b) Assignee’s Income Tax Returns, Consolidated Group Tax Returns and other Tax Returns or other income Tax information of Assignee not related to the Company Assets;

(c) all financial and legal records of Assignee or its Affiliates (other than Assignor) and all of Assignee’s and its Affiliates’ (other than Assignor’s) corporate minute books and other business records (to the extent not pertaining primarily to Assignor);

(d) all emails and other correspondence by Assignee’s and its Affiliates’ personnel with respect to Assignee, Assignor, the Company Assets and the Company Business in any way; and

(e) all documents, data and records prepared or received by Assignee, Assignor or any of their Affiliates relating to the sale of the Acquired Membership Interests, Assignor and the Company Business, including (i) lists of prospective purchasers for such transactions compiled by Assignee or its Affiliates, (ii) bids received from and records of negotiations with third Persons constituting prospective purchasers, (iii) analyses by Assignee or its Affiliates of any bids submitted by any prospective purchaser, (iv) correspondence between or among Assignee, its representatives, and any prospective purchaser but excluding communications between Assignee or Assignor (and each of their Affiliates), on the one hand, and Purchaser, on the other hand, and (v) correspondence between Assignee or any of its representatives with respect to any of the bids, the prospective purchasers or the transactions contemplated by the PSA.

3. Acceptance by Assignee. Subject to the terms of the PSA, as of immediately prior to the Closing, Assignee does hereby accept the assignment, transfer and conveyance of the Assets, assume any and all of Assignor’s duties and obligations and all Damages with respect to the Assets, and agrees to be bound by all express and implied covenants, rights, benefits, conditions, obligations, and liabilities with respect to the Assets.

4. Further Assurances. After the Closing, each Party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as may be reasonably requested by the other Party for carrying out the purposes of this Assignment or of any document delivered pursuant to this Assignment.

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5. Limitations.

(a) Assignor (i) makes no representations or warranties, express or implied, with respect to the Assets or the transactions contemplated hereby, and (ii) expressly disclaims all Damages for any representation, warranty, statement or information made or communicated (orally or in writing) to Assignee or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Assignee by any officer, director, employee, agent, sponsor, consultant, representative or advisor of Assignor or any of its Affiliates or related Persons).

(b) ASSIGNOR (1) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (VI) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (2) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE, AND THAT THE ASSETS ARE BEING ASSIGNED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION.

(c) ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS ASSIGNMENT AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

6. PSA. This Assignment is made subject to the PSA. Nothing in this Assignment shall supersede, enlarge, diminish, waive or modify any term of the PSA or of the other documents contemplated therein. Should there be

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any conflict between the terms and provisions of this Assignment and the PSA, the terms and provisions of the PSA shall prevail.

7. Subrogation. With respect to Assignee’s acceptance and assumption of the ownership and obligations with respect to the Assets, to the extent permitted by Law, Assignee shall be subrogated to Assignor’s rights in and to the representations, warranties and covenants given by Assignor’s predecessors in title with respect to the Assets, and Assignor hereby grants and transfers to Assignee, its respective successors and assigns, to the extent so transferable and permitted by Law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets.

8. Severability. If any term or other provision of this Assignment is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Assignment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Assignment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9. Miscellaneous. Section 12.1 (Counterparts), Section 12.6 (Governing Law), Section 12.7 (Dispute Resolution), Section 12.8 (Captions), Section 12.9 (Waivers), Section 12.10 (Assignment), Section 12.12 (Amendment), Section 12.13 (No Third-Person Beneficiaries), Section 12.14 (Headings), Section 12.15 (References), Section 12.16 (Construction), and Section 12.19 (Time of Essence) of the PSA are incorporated herein, mutatis mutandis.

[Signature pages follow.]

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EXECUTED on this          day of                      , 2020.

ASSIGNOR:
DORADO DEEP GP, LLC

By:
Name:
Title:

ASSIGNEE:
CASTEX ENERGY 2016, LP

By:
Name:
Title:

Signature Page to Castex 2016 PSA Excluded Assets Assignment

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EXHIBIT A

SINKING FUNDS1

[1]	NTD: To conform to Schedule A to the PSA.

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EXHIBIT B

SPECIFIED ASSETS2

[2]	NTD: To conform to Annex 1, Part F to the PSA.

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EXHIBIT C

FORM OF ESCROW AGREEMENT

[See attached.]

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ESCROW AGREEMENT

by and among

CASTEX ENERGY 2016, LP, as Seller

and

TALOS PRODUCTION INC., as Buyer

and

CITIBANK, N.A., as Escrow Agent

Dated as of December 10, 2019

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This ESCROW AGREEMENT (this “Agreement”), dated as of December 10, 2019 (the “Execution Date”), by and among Talos Production Inc., a Delaware corporation (the “Buyer”), Castex Energy 2016, LP, a Delaware limited partnership (the “Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Each of Buyer and Seller are sometimes collectively referred to herein as the “Interested Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below), to the extent such terms are defined in the Purchase Agreement.

WHEREAS, pursuant to the Purchase and Sale Agreement, dated as of the Execution Date (as the same may be amended from time to time, the “Purchase Agreement”), by and among the Interested Parties, and solely with respect to the limited purposes set forth therein, Talos Energy Inc., a Delaware corporation, the Interested Parties have agreed to establish an escrow arrangement for the purpose of placing into escrow the Escrow Property.

WHEREAS, the Interested Parties wish to appoint Citibank as Escrow Agent and Citibank is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1. Establishment of Escrow Account. On the Execution Date, in accordance with the terms of the Purchase Agreement, Buyer shall deposit with the Escrow Agent in immediately available funds the amount of Three Hundred Fifty Thousand Dollars ($350,000.00) (the “Escrow Deposit”, together with (a) any additional amount(s) delivered to the Escrow Agent pursuant to the Purchase Agreement and (b) any investment income or proceeds received from the investment of such amount(s) from time to time pursuant to Section 3 below, the “Escrow Property”), and the Escrow Agent shall hold the Escrow Property in an account established with the Escrow Agent (the “Escrow Account”). Prior to delivery of any such amounts other than the Escrow Deposit, Buyer shall notify the Escrow Agent and Seller in writing of the amount and expected date of deposit.

2. Claims and Payment; Release from Escrow. The Escrow Agent shall disburse the Escrow Property (or portions thereof) from time to time to Buyer or Seller as set forth in, and in accordance with, the joint written instructions of the Interested Parties, each (a) signed by an authorized representative of Buyer listed on Schedule B and an authorized representative of Seller listed on Schedule C, (b) with respect to Buyer, confirmed by telephone callback as set forth on Schedule B, and with respect to Seller, confirmed by telephone callback as set forth on Schedule C, and (c) substantially in the form attached hereto as Schedule D (“Joint Instructions”). Joint Instructions provided to the Escrow Agent do not need to be included on a single document, and may be provided by Seller and Buyer in separate counterparts. Upon receipt of Joint Instructions with respect to the Escrow Property (or portions thereof), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of any Joint Instructions, disburse the Escrow Property (or portions thereof) to the party or parties set forth in, and in accordance with, such Joint Instructions. Either Seller or Buyer may deliver to the Escrow Agent, with a copy to the non-delivering Interested Party, a certified copy of a final non-appealable judgment or order of a court of competent jurisdiction or a final non-appealable arbitration decision (each, a “Judgment”) awarding all or any part of the Escrow Property to Seller or Buyer, as applicable. Within ten (10) Business Days after receipt of such Judgment, the Escrow Agent shall disburse the Escrow Property (or the applicable portion thereof) as directed by such Judgment. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agen is open for business.

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3. Investment of Funds.

(a) Initially, until otherwise directed by Joint Instructions executed by the Interested Parties, the Escrow Property will be uninvested.

(b) The Escrow Agent does not have a duty nor will it undertake any duty to provide investment advice.

4. Tax Matters.

(a) The Interested Parties agree that, for U.S. federal and applicable state income tax purposes, any earnings or proceeds with respect to the Escrow Property shall be treated as follows: (i) with respect to the Escrow Deposit (to the extent earned prior to Closing), as the income of the Buyer in accordance with Treasury Regulation Section 1.468B-7(c), and (ii) with respect to the Escrow Property held by the Escrow Agent immediately after Closing or deposited with the Escrow Agent by Buyer at or after Closing, as the income of the Seller, pursuant to Proposed Treasury Regulation Section 1.468B-8(h)(2), as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final regulations. Any such earnings or proceeds shall be reported on an annual basis by the Escrow Agent on the appropriate United States Internal Revenue Service (“IRS”) Form 1099 (or IRS Form 1042-S), as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments which are for compensation for services performed by an employee or independent contractor. Neither Buyer nor Seller shall take any position for U.S. federal or applicable state income tax purposes that is inconsistent with the provisions of this Section 4(a).

(b) If IRS imputed interest requirements apply, the Interested Parties are solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of the Interested Parties to provide such calculations or information.

(c) The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information reasonably requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and the regulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 6(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent with respect to the Escrow Property.

(e) The Escrow Agent’s rights under this Section shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

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5. Concerning the Escrow Agent.

(a) Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Purchase Agreement; provided, that in the event of a conflict between this Agreement and the Purchase Agreement, the Purchase Agreement shall control as between Buyer and Seller), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b) Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so (provided that the Escrow Agent may so act or so assume only after compliance with the telephone callback requirements set forth on Schedule B and Schedule C). The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c) Reliance on Orders. The Escrow Agent is authorized to comply with Judgments issued or final process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any Judgment, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any Judgment, or in case any writ, Judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such writ, Judgment or decree which it is advised by counsel is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such writ, Judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such writ, Judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6. Compensation, Expense Reimbursement and Indemnification.

(a) Compensation. Each of the Interested Parties covenants and agrees, jointly and severally, to pay the Escrow Agent’s compensation specified in Schedule A. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all reasonable and documented out-of-pocket third party expenses actually incurred by the Escrow Agent in the performance of its role under this Agreement after the date hereof, without duplication of any other escrow agreement entered into in connection herewith.

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(b) Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the delivery of an invoice for the payment of such fees and expenses or the written demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of the Escrow Property (or necessary portion thereof) for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c) Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party’s own gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

7. Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a final non-appealable order, Judgment or decree by a court of competent jurisdiction which resolves the applicable conflict or dispute, or (ii) a written agreement executed by each of the Interested Parties involved in such disagreement, in which case the Escrow Agent shall be authorized to disburse the Escrow Property (or any portion thereof) in accordance with such final court order, Judgment, decree or agreement. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition (by means of filing an action in interpleader or any other appropriate method) any court of competent jurisdiction, for instructions with respect to any dispute or uncertainty, and to the extent required or permitted by law, pay into such court the Escrow Property (or any portion thereof) for holding and disposition in accordance with the instructions of such court. The reasonable and documented out-of-pocket third party costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses) actually incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be the joint and several obligation of, the Interested Parties.

8. Entire Agreement; Exclusive Benefit. Except for the Purchase Agreement with respect to solely Buyer and Seller, this Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No Interested Party shall assign or otherwise transfer all or any part of this Agreement, nor shall any Interested Party delegate any of its rights or duties hereunder, without the prior written consent of the other Interested Party and any transfer or delegation made without such consent shall be null and void; provided, however, that (i) following Closing, Seller shall have the right to assign its rights under this Agreement to an

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Affiliate so long as such Affiliate or Affiliates assume all of Seller’s obligations hereunder, but such assignment will not relieve Seller of its obligations hereunder in the event of the failure of performance by such assignee and (ii) Buyer shall have the right to assign its rights under this Agreement to an Affiliate so long as such Affiliate or Affiliates assume all of Buyer’s obligations hereunder, but such assignment will not relieve Buyer of its obligations hereunder in the event of the failure of performance by such assignee. The Escrow Agent may not assign any of its rights or obligations under this Agreement without the prior written consent of the Interested Parties.

9. Resignation and Removal.

(a) The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c) Upon receipt of Joint Instructions from the Interested Parties of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses provided for elsewhere herein. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

10. GOVERNING LAW; JURISDICTION; WAIVERS. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, FOR ANY PROCEEDINGS COMMENCED REGARDING THIS AGREEMENT. THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THE DETERMINATION OF ALL ISSUES IN SUCH PROCEEDINGS AND IRREVOCABLY WAIVE ANY OBJECTION TO VENUE OR INCONVENIENT FORUM FOR ANY PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATING TO THIS AGREEMENT.

11. Representations and Warranties. Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

12. Notices; Instructions.

(a) Any notice or instruction hereunder shall be in writing in English, and may be sent by (i) secure file transfer or (ii) electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be

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effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction must be executed by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures. The Interested Parties agree that the above security procedures are commercially reasonable.

If to the Buyer:

Talos Production Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Attention: William S. Moss III

Telephone: (713) 328-3000

E-mail: Bill.Moss@talosenergy.com

If to the Seller:

Castex Energy 2016, LP

333 Clay Street, Suite 2900

Houston, Texas 77002

Attention: Ashley S. Green

Telephone: (281) 878-0087

Email: AGreen@CastexEnergy.com

If to the Escrow Agent:

Citibank, N.A.

Agency & Trust

480 Washington Blvd 30th Floor

Jersey City, NJ 07310

Attention: Daniel Rothman

Telephone: 201-763-1887

E-mail: cts.spag@citi.com and daniel.rothman@citi.com

(b) Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer as may be instructed by the Interested Parties (including by Joint Instructions (and pursuant to Section 2 with regards to callbacks) or a Judgment).

(c) In the case of the Escrow Account, payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A., ABA: 0210-0008-9; Account Name: Escrow Concentration Account; A/C#.: 36855852; Ref: Talos Castex 2016 Escrow A/C # 12441200.

13. Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

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14. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15. Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

16. Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of the entirety of the Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Scanned signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals are required.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
	Name:	Daniel Rothman
	Title:	Senior Trust Officer

BUYER:
TALOS PRODUCTION INC.

By:
	Name:	Timothy S. Duncan
	Title:	President and Chief
Executive Officer

SELLER:
CASTEX ENERGY 2016, LP

By:
	Name:	Aaron Killian
	Title:	Vice President

Signature Page to Escrow Agreement

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SCHEDULE A

ESCROW AGENT FEE SCHEDULE

[See attached]

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SCHEDULE B

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Buyer’s behalf.

TALOS PRODUCTION INC.

		Specimen Signature	Please check(1):
			Upload	Maker	Checker

Name	Timothy S. Duncan		☐	☐	☐
Title	President and Chief Executive Officer
Phone	(713) 328-3020
E-mail Address*	Tim.Duncan@talosenergy.com

Name	Shannon E. Young III		☐	☐	☐
Title	Executive Vice President and Chief Financial Officer
Phone	(713) 328-3004
E-mail Address*	Shane.Young@talosenergy.com

Name	Sergio L. Maiworm, Jr.		☐	☐	☐
Title	Vice President of Finance,
Investor Relations and Treasurer
Phone	(713) 328-3008
E-mail Address*	Sergio.Maiworm@talosenergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (713) 328-3020	Timothy S. Duncan
+1 (713) 328-3004	Shannon E. Young III
+1 (713) 328-3008	Sergio L. Maiworm, Jr.

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

A-V-97

SCHEDULE C

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters, including funds transfers, on the Seller’s behalf.

CASTEX ENERGY 2016, LP

		Specimen Signature	Please check(1):
			Upload	Maker	Checker

Name	Ashley S. Green		☐	☐	☐
Title	Corporate Secretary
Phone	(281) 878-0087
E-mail Address*	AGreen@CastexEnergy.com

Name	Aaron Killian		☐	☐	☐
Title	Vice President
Phone	(281) 878-0043
E-mail Address*	AKillian@CastexEnergy.com

With respect to Buyer, the Escrow Agent shall confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)	Name
+1 (281) 878-0087	Ashley S. Green
+1 (281) 878-0043	Aaron Killian

*	must be a corporate domain
(1)	Secure File Transfer Designation Descriptions:

UPLOAD ONLY: The individual is authorized to upload such notices or instructions to the SFTP site. (NO CHECKER REQUIRED)

MAKER: The individual is authorized to create and upload such notices or instructions to the SFTP site.

CHECKER: The individual is authorized to authenticate and approve such notices or instructions to the SFTP site

A-V-98

SCHEDULE D

JOINT INSTRUCTIONS

TO:	Daniel Rothman

VP and Senior Trust Officer

Citibank Issuer Services

480 Washington Blvd 18th Floor

Jersey City, NJ 07310

Phone: 201-763-1887

email: daniel.rothman@citi.com

and cts.spag@citi.com

These joint instructions are issued as of the [      ] day of [        ], 20[    ], pursuant to Section 2 of that certain Escrow Agreement dated as of December [    ], 2019 (the “Escrow Agreement”) by and among Talos Production Inc., a Delaware corporation (“Buyer”), Castex Energy 2016, LP, a Delaware limited partnership (“Seller”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this the Escrow Agreement, and any successors appointed pursuant to the terms thereof (Citibank in such capacity, the “Escrow Agent”). Capitalized terms used herein shall have the meaning ascribed to them in the Escrow Agreement.

The parties to this certificate are now jointly instructing Escrow Agent to pay to [Buyer] [Seller] an amount equal to $[        ] out of the Escrow Account, Account Number [            ] by wire transfer of immediately available funds to:

[Insert wire instructions]

Each of the undersigned hereby represents and warrants that it has been authorized to execute this certificate. These joint instructions may be signed in counterparts (including by scanned copies of counterparts delivered by electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

BUYER:	SELLER:

TALOS PRODUCTION INC.	CASTEX ENERGY 2016, LP

By:	By:

Name:	Name:

Title:	Title:

A-V-99

EXHIBIT D

TITLE/ENVIRONMENTAL DISPUTES

All Disputed Matters not finally resolved by the Parties shall be resolved pursuant to this Exhibit D.

(a) Disputed Environmental Matters shall be submitted to a mutually agreed upon nationally recognized independent environmental consulting firm with ten (10) years’ experience as an environmental consultant involving oil and gas properties in the area where the applicable Environmental Defect Property is located (the “Environmental Arbitrator”), and (b) Disputed Title Matters shall be submitted to a mutually agreed upon attorney with at least ten (10) years’ experience as an oil and gas title attorney involving oil and gas properties in the area where the applicable Title Defect Property is located (the “Title Arbitrator” and together with the Environmental Arbitrator, the “Defect Arbitrator”). In the event Purchaser and Seller are unable to mutually agree upon a Defect Arbitrator within twenty (20) days after a Party submitting a matter pursuant to the terms of this Exhibit D, then Seller and Purchaser shall promptly (but in any event within three (3) days after such twentieth (20th) day after a Party’s submission of such matter) nominate a candidate to be the applicable Defect Arbitrator, and such two (2) candidates so nominated shall together within five (5) days elect and determine the applicable Defect Arbitrator (and if such nominated candidates are unable to agree on the Defect Arbitrator within such five (5)-day period, the Defect Arbitrator will be selected by the Houston, Texas office of the American Arbitration Association). The Defect Arbitrator (i) shall not have worked as an employee, consultant, contractor or outside counsel for any Party or any Affiliate of any Party during the five (5)-year period preceding the arbitration or have any financial interest in the dispute, and (ii) shall satisfy the qualifications set forth in (a) or (b) above, as applicable.

The arbitration proceeding shall be conducted in accordance with, but not under the auspices or jurisdiction of, the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Agreement. The applicable Defect Arbitrator’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding upon the Parties, without right of appeal. With respect to each Disputed Matter, as applicable, the Defect Arbitrator shall rule in favor of either Seller’s position (including as to the amount, if any, owed) with respect to such Disputed Matter or Purchaser’s position (including as to the amount, if any, owed) with respect to such Disputed Matter.

The decision of the Defect Arbitrator shall be rendered in writing and shall be final and binding upon the Parties as to the Disputed Matter. Seller and Purchaser shall each bear their own legal fees and other costs of presenting their case.

The Defect Arbitrator shall not have any authority to award exemplary or punitive damages. The sole forum for the arbitration shall be Harris County, Texas and all hearings shall be conducted in Harris County, Texas. Each Party shall bear one-half of the costs and expenses of arbitration, including reasonable compensation of the Defect Arbitrator.

Neither Seller nor Purchaser subject to this Exhibit D will commence or prosecute any suit or action against the other Party subject to this Exhibit D relating to the Disputed Matter, other than as may be necessary to compel arbitration under this Exhibit D or to enforce the award of the board of arbitration.

In making a determination, the applicable Defect Arbitrator shall be bound by the terms set forth in this Agreement with respect to the Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects and Environmental Defect Amounts, as applicable, or otherwise and may consider such other matters as in the opinion of the applicable Defect Arbitrator are necessary or helpful to make a proper determination. Additionally, the applicable Defect Arbitrator may consult with and engage any disinterested non-party to advise the arbitrator, including title attorneys from other states and petroleum engineers. The

A-V-100

applicable Defect Arbitrator shall act as an expert for the limited purpose of determining the specific Disputed Matter submitted by any Party and may not award damages, interest or penalties to any Party with respect to any matter.

No matters whatsoever, other than the Disputed Matters, are subject to the agreement to arbitrate embodied in this Exhibit D.

Notwithstanding Section 12.6 of this Agreement, Disputed Title Matters shall be governed by and construed in accordance with the Laws of the jurisdiction where the applicable Title Defect Property is located, without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction.

A-V-101

EXHIBIT E

INTENTIONALLY OMITTED

A-V-102

EXHIBIT F

INTENTIONALLY OMITTED

A-V-103

Annex B

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

TALOS ENERGY INC.

The undersigned, William S. Moss III, Senior Vice President, General Counsel and Secretary of Talos Energy Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”), the Board is authorized to provide for the issuance of up to 30,000,000 shares of preferred stock of the Corporation, par value of $.01 per share (the “Preferred Stock”), of which none are presently issued and outstanding, by filing a certificate of the voting powers (if any), designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, pursuant to the applicable provisions of the DGCL, as are stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board.

2. Pursuant to Section 151 of the DGCL and the authority expressly vested by the Certificate, the following resolutions were duly adopted by the Board on February 19, 2020:

WHEREAS, the Certificate provides for the issuance from time to time of Preferred Stock in one or more series;

WHEREAS, the Board is authorized to fix the voting powers (if any), designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, pursuant to the applicable provisions of the DGCL; and

WHEREAS, it is the desire of the Board, pursuant to its authority as aforesaid, to create, provide for the issuance of, fix the voting powers (if any), designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions of, if any, and fix other matters relating to, a series of the Preferred Stock designated as “Series A Convertible Preferred Stock,” which shall consist of 110,000 shares, par value of $.01 per share.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby create and provide for the issuance of a series of Series A Convertible Preferred Stock and does hereby fix the voting powers (if any), designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, and other matters relating to the shares of Series A Convertible Preferred Stock as follows:

Section 1. Liquidation.

(a)    In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Series A Convertible Preferred Stock shall be entitled to receive a payment of $.01 per share of Series A Convertible Preferred Stock in preference (the “Liquidation Preference”) to the holders of, and before any payment or distribution is made on, any stock ranking junior to the Series A

Convertible Preferred Stock, including, without limitation, on the Corporation’s common stock, par value of $.01 per share (the “Common Stock”). Following the payment of the Liquidation Preference, the holders of the Series A Convertible Preferred Stock shall be entitled to receive the amount that such holders would have been entitled to receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purpose any conversion limitations hereunder) to Common Stock at the Conversion Ratio (as defined below), which amounts shall be paid pari passu with all holders of Common Stock.

(b)    In the event the assets of the Corporation available for distribution to the holders of shares of Series A Convertible Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 1(a), proportionate distributable amounts shall be paid on account of the shares of Series A Convertible Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which holders of Series A Convertible Preferred Stock and of any stock that ranks on parity with the Series A Convertible Preferred Stock are entitled upon such liquidation, dissolution or winding up.

(c)    Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board.

Section 2. Voting. Except as otherwise expressly required by law, the holders of Series A Convertible Preferred Stock shall have no voting rights, including the right to elect any directors, and their consent shall not be required for taking any corporate action, except for any voting rights (including with respect to corporate actions) required by the DGCL or the Certificate. For the avoidance of doubt, the holders of Series A Convertible Preferred Stock shall have the right to vote as a class on any increase or decrease in the authorized shares of Series A Convertible Preferred Stock.

Section 3. Automatic Conversion. Each share of Series A Convertible Preferred Stock shall automatically, and without any further action on the part of the holder thereof, convert into a number of shares of Common Stock equal to the Conversion Ratio immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Corporation’s stockholders in accordance with Rule 14c-2 of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, of a definitive Information Statement on Schedule 14C filed by the Corporation with the Securities and Exchange Commission relating to the conversion of the Series A Convertible Preferred Stock.

Section 4. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Convertible Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Conversion Ratio multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged; provided, however, that in connection with any merger, combination or other transaction contemplated by this Section 4 solely among or between the Corporation and one or more subsidiaries of the Corporation, each share of Series A Convertible Preferred Stock shall be exchanged for a share of senior preferred stock in the ultimate surviving parent entity in such transaction, having substantially the same designations, relative rights and preferences as the Series A Convertible Preferred Stock.

Section 5. Other Provisions.

(a) Best Efforts. The Corporation shall use its best efforts to effect the automatic conversion as provided in Section 3 above.

(b) Record Holders. The Corporation and its transfer agent, if any, for the Series A Convertible Preferred Stock may deem and treat the record holder of any shares of Series A Convertible Preferred Stock as reflected on the books and records of the Corporation as the sole, true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

(c) Reservation and Authorization of Common Stock. The Corporation covenants that, so long as any shares of Series A Convertible Preferred Stock remain outstanding, the Corporation will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the conversion of the shares of Series A Convertible Preferred Stock and free of preemptive rights, such number of shares of Common Stock as from time to time shall be issuable upon the conversion in full of all outstanding shares of Series Convertible Preferred Stock. The Corporation further covenants that it shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all of the shares of Common Stock when deliverable upon the conversion in full of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock will, at all times that shares of Series A Convertible Preferred Stock are convertible, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which the Common Stock is then listed.

(d) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of the Series A Convertible Preferred Stock. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any shares of the Series A Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current market price of Common Stock.

Section 6. Restriction and Limitations. Except as required by law so long as any shares of Series A Convertible Preferred Stock remain outstanding, the Corporation shall not, without the written consent of the holders of at least a majority of the then outstanding shares of the Series A Convertible Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the holders of Series A Convertible Preferred Stock.

Section 7. Dividends and Stock Splits.

(a)    The holders of the Series A Convertible Preferred Stock shall be entitled to receive, with respect to any distribution of cash or other property made to holders of Common Stock, the amount that such holders of Series A Convertible Preferred Stock would have been entitled to receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purpose any conversion limitations hereunder) to Common Stock at the Conversion Ratio on the record date for such distribution.

(b)    If the Corporation, at any time while shares of the Series A Convertible Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock or Common Stock equivalents, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the number of shares of Common Stock issuable upon conversion in Section 3, which is initially 100 (as it may be adjusted in accordance with this paragraph, the “Conversion Ratio”) shall be modified by multiplying the Conversion Ratio by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event, and of which the denominator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event. Any adjustment made pursuant to this Section 7 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. Successive adjustments in the Conversion Ratio shall be made whenever any event specified above shall occur.

RESOLVED, FURTHER, that the Chief Executive Officer, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations (this “Certificate of Designation”) in accordance with the foregoing resolutions and the applicable provisions of the DGCL.

*********************

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this 27th day of February, 2020.

/s/ William S. Moss III
Name: William S. Moss III
Title: Senior Vice President, General Counsel and Secretary

Annex C

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Registration Rights Agreement (the “Original Agreement”), dated as of May 10, 2018, by and between Talos Energy Inc., a Delaware corporation (the “Company”), and each of the other parties set forth on the signature pages to the Original Agreement (the “Original Holders”), is entered into as of February 28, 2020, by and between the Company and each of the other parties set forth on the signature pages hereto. The Company and the other parties hereto are sometimes collectively referred to in this Amendment as the “Parties” and each is sometimes referred to herein as a “Party.” Capitalized terms used in this Amendment but not defined herein have the meanings assigned to such terms in the Original Agreement.

WHEREAS, the Company and the Original Holders entered into the Original Agreement on May 10, 2018, pursuant to which, among other things, the Company granted certain registration rights to the Original Holders;

WHEREAS, the Original Agreement may be amended by a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities, provided that no such amendment shall materially and adversely affect the rights of any Holder thereunder without the consent of such Holder; and

WHEREAS, in consideration of the mutual benefits to be derived from the Acquisitions (as defined herein) and this Amendment, the Company and the Parties hereto desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01.    Definitions.

(a)    Additional Definitions. The following terms are hereby added to the definitions included in Section 1.01 of the Original Agreement:

“Acquisitions” means the transactions contemplated by the (i) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production and ILX Holdings, LLC, a Delaware limited liability company, (ii) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production and ILX Holdings II, LLC, a Delaware limited liability company, (iii) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production and ILX Holdings III LLC, a Delaware limited liability company and (iv) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production and Castex Energy 2014, LLC, a Delaware limited liability company, collectively, including in each case the issuance of Series A Preferred Stock to any New Riverstone Entity as set forth in any such agreement, as amended.

“New Riverstone Entities” means ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, and REL US Partnership, LLC, a Delaware limited liability company.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock of the Company, par value $0.01 per share.

“Talos Production” means Talos Production Inc., a Delaware corporation.

(b)    Revised Definitions. The following terms defined in the Original Agreement are hereby replaced with the following:

“Agreement” means the Registration Rights Agreement, dated as of May 10, 2018, between the Company and each of the other Parties set forth on the signature pages thereto, as amended by the Amendment No. 1 to Registration Rights Agreement, dated as of February 28, 2020, and as further amended or otherwise modified from time to time.

“Registrable Securities” means (i) any Common Stock held by any of the Principal Holders and the Legacy Holders or any of their respective Affiliates as of May 10, 2018 (after giving effect to the consummation of the Transactions), (ii) any Common Stock issuable with respect to any Series A Preferred Stock held by any of the New Riverstone Entities as of February 28, 2020 that was issued in connection with the consummation of any of the Acquisitions, (iii) any Common Stock of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization and (iv) any Series A Preferred Stock held by any of the New Riverstone Entities as of February 28, 2020 that was issued in connection with the consummation of any of the Acquisitions, which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof. For the avoidance of doubt, any Person that is (or whose Registrable Securities are) managed by a Legacy Holder or by the same investment manager as a Legacy Holder shall be considered an Affiliate of such Legacy Holder for purposes of the definition of “Registrable Securities” in this Agreement.

“Riverstone Entities” means, collectively, Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, and the New Riverstone Entities.

Section 1.02.    Registrable Securities. The following sentence is hereby added to the end of Section 1.02 of the Original Agreement:

“For purposes of calculating any amount or percentage of Registrable Securities pursuant to this Agreement, the term Registrable Securities shall include only the Registrable Securities contemplated by clauses (i), (ii) and (iii) of the definition of Registrable Securities included in Section 1.01 of this Agreement; provided, however, that for purposes of calculating any amount or percentage of Registrable Securities “then outstanding,” such calculation shall give effect to the issuance of Common Stock upon conversion of the shares of Series A Preferred Stock as if all shares of Series A Preferred Stock had been converted to Common Stock immediately prior to such calculation.”

Section 1.03.    Registration Rights.

(a)     Section 2.01 of the Original Agreement is hereby replaced in its entirety as follows:

“Section 2.01. Demand Registration. Upon the written request (a “Notice”) by a Principal Holder, Legacy Holder or any other Holder owning or controlling at least five percent (5%) of the then outstanding Registrable Securities (subject to adjustment pursuant to Section 3.04), the Company shall file with the Commission, as soon as reasonably practicable, but in no event more than 30 days following the receipt of the Notice, a registration statement (each, a “Registration Statement”) under the Securities Act providing for the resale of the Registrable Securities (which may, at the option of the Holders giving such Notice, be a registration statement under the Securities Act that provides for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”)). The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. To the extent the initial Registration Statement is not made on Form S-3, the Company shall, upon becoming eligible to file a registration statement on Form S-3, prepare and file a new Registration Statement on Form S-3 to replace the initial Registration Statement and use its best efforts to cause such subsequent Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. The Company shall use its commercially reasonable efforts to cause each Registration Statement filed pursuant to this Section 2.01 to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). Each Registration Statement when effective (and the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Holder shall be limited to two demand registrations under this Section 2.01 in any twelve-month period (provided, however, that there shall be no limit on the number of Shelf Registration Statements that may be required by the Holders hereunder), and the Company shall not be obligated to file more than one Registration Statement within 120 days after the effective date of any Registration Statement filed by the Company.”

(b)    Section 2.11 of the Original Agreement is hereby replaced in its entirety as follows:

“Section 2.11. Restrictions on Public Sale by Holders of Registrable Securities. Each Holder agrees to enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of the Registrable Securities during the 90 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Company or the officers, directors or any other stockholder of the Company on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.11 shall not apply to (x) any Holder who does not have the right to participate in an Underwritten Offering pursuant to Section 2.03 (or any Holder who has irrevocably waived its right to participate in, or receive notice of, such an Underwritten Offering prior to any notice of such an Underwritten Offering), (y) any Holder whose Registrable Securities are not included in an Underwritten Offering after such Holder makes a request to participate in such Underwritten Offering in accordance with the terms of Section 2.03(b) and (z) any Registrable Securities that are included in such Underwritten Offering by such Holder.”

Section 1.04.    Miscellaneous. Section 3.01(f) of the Original Agreement is hereby replaced in its entirety as follows:

“(d) if to MacKay:

c/o MacKay Shields LLC.

1345 Avenue of the Americas

New York, NY 10105

Attn: Dohyun Cha (except for notices pursuant to Section 2.03)

            Dohyun.cha@mackayshields.com

with a copy to:

Attn: Young Lee

            Young.lee@mackayshields.com”

ARTICLE II

MISCELLANEOUS

Section 2.01.    Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 3.11 of the Original Agreement.

Section 2.02.    Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Amendment by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.03.    Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 2.04.    Governing Law. The laws of the State of New York shall govern this Amendment.

Section 2.05.    Severability of Provisions. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 2.06.    Effect of the Amendment. Except as amended by this Amendment, all other terms of the Original Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Senior Vice President, General Counsel and Secretary

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

AP TALOS ENERGY LLC
a Delaware limited liability company

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AP TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

RIVERSTONE TALOS ENERGY EQUITYCO LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V FT CORP HOLDINGS, L.P. a Delaware limited partnership

By:	Riverstone Energy Partners V, L.P., its general partner

By:	Riverstone Energy GP V, LLC its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

MACKAY SHIELDS LLC, as investment manager on behalf of certain of its clients

By:	/s/ Young Lee
Name:	Young Lee
Title:	Senior Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

ILX HOLDINGS, LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

ILX HOLDINGS III LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P., a Delaware limited partnership

By: RIVERSTONE V REL HOLDINGS GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

REL US PARTNERSHIP, LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

Annex D

AMENDMENT NO. 1 TO

STOCKHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Stockholders’ Agreement (the “Original Agreement”), dated as of May 10, 2018, by and between Talos Energy Inc., a Delaware corporation (the “Company”), and each of the other parties set forth on the signature pages to the Original Agreement (the “Original Stockholders”), is entered into as of February 24, 2020, by and between the Company and each of the other parties set forth on the signature pages hereto (the “Stockholders”). The Stockholders and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used in this Amendment but not defined herein have the meanings assigned to such terms in the Original Agreement.

WHEREAS, the Company and the Original Stockholders entered into the Original Agreement on May 10, 2018, pursuant to which, among other things, the Company granted the Original Stockholders certain rights with respect to the Company’s common stock, par value $0.01 per share (“Company Common Stock”);

WHEREAS, in consideration of the mutual benefits to be derived from this Amendment and the transactions (the “Acquisitions”) contemplated by the (i) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production Inc., a Delaware corporation (“Talos Production”), and ILX Holdings, LLC, a Delaware limited liability company, (ii) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production and ILX Holdings II, LLC, a Delaware limited liability company, (iii) Purchase and Sale Agreement, dated as of December 10, 2019, as amended on February 24, 2020, by and among the Company, Talos Production and ILX Holdings III LLC, a Delaware limited liability company and (iv) Purchase and Sale Agreement, dated as of December 10, 2019, by and among the Company, Talos Production and Castex Energy 2014, LLC, a Delaware limited liability company, as amended on February 24, 2020 (collectively, the “Purchase Agreements”), the Company and the Stockholders desire to enter into this Amendment; and

WHEREAS, this Amendment shall become effective as of the Closing Date (as defined in the Purchase Agreements) upon consummation of the Acquisitions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party hereto, the Parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01.    Definitions.

(a)    Additional Definition. The following term is hereby added to the definitions included in Section 1.1 of the Original Agreement:

“Series A Preferred Stock” means the Series A Convertible Preferred Stock of the Company, par value $0.01 per share.

(b)    Revised Definitions. The following terms defined in the Original Agreement are hereby replaced with the following:

“Agreement” means the Stockholders’ Agreement, dated as of May 10, 2018, between the Company and each of the other parties set forth on the signature pages thereto, as amended by the Amendment No. 1 to Stockholders’ Agreement, dated as of February 24, 2020, and as further amended or otherwise modified from time to time.

“Riverstone Parties” means Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, and REL US Partnership, LLC, a Delaware limited liability company, together with the Riverstone Feeders and any other member of the Riverstone Group executing a joinder.

Section 1.02.    Registrable Securities. The following Section 1.2 is hereby added to the Original Agreement immediately following Section 1.1 of the Original Agreement:

“Section 1.2 Treatment of Series A Preferred Stock. For purposes of calculating any amount or percentage of Company Common Stock pursuant to Section 3.2 of this Agreement, any applicable number of shares of Company Common Stock shall include the number of shares of Company Common Stock issuable upon conversion of the Series A Preferred Stock then outstanding, irrespective of any then-applicable restrictions on conversion or voting of the Series A Preferred Stock pursuant to the Certificate of Designation related thereto. Notwithstanding the foregoing, for purposes of calculating a “majority of the outstanding shares of Company Common Stock” as contemplated by Section 3.2(j) of this Agreement, the number of shares of Company Common Stock shall not include the number of shares of Company Common Stock issuable upon conversion of the Series A Preferred Stock then outstanding.”

Section 1.03.    Restrictive Legends. Section 4.2(f) of the Original Agreement is hereby replaced in its entirety as follows:

“Each certificate representing shares of Company Common Stock or Series A Preferred Stock held of record by the Stockholders or any member of a Stockholder Group shall bear the following legend on the face thereof:

‘THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN THE STOCKHOLDERS’ AGREEMENT DATED AS OF MAY 10, 2018 AMONG TALOS ENERGY INC., AP TALOS ENERGY LLC, AP TALOS ENERGY DEBTCO LLC, AP OVERSEAS TALOS HOLDINGS PARTNERSHIP, LLC, AIF VII (AIV), L.P., ANRP DE HOLDINGS, L.P., RIVERSTONE TALOS ENERGY EQUITYCO LLC, RIVERSTONE TALOS ENERGY DEBTCO LLC, AND RIVERSTONE V FT CORP HOLDINGS, L.P., AS AMENDED ON FEBRUARY 24, 2020, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND SHALL BE PROVIDED TO A STOCKHOLDER OF THE COMPANY FREE OF CHARGE UPON A REQUEST THEREFOR.’

The legend set forth herein shall remain on all certificates representing such shares until the applicable Termination Date.”

ARTICLE II

MISCELLANEOUS

Section 2.01.    Effectiveness. This Amendment shall not become effective until the consummation of the Acquisitions on the Closing Date, and shall thereafter be effective until terminated in accordance with the terms of the Agreement. In the event that each of the Purchase Agreements is terminated prior to the consummation of the Acquisitions, this Amendment and all the terms hereunder shall also terminate, regardless of any other provisions set forth in this Amendment.

Section 2.02.    Amendment. No amendment of this Amendment shall be valid unless such amendment is made in accordance with Section 6.7 of the Original Agreement.

Section 2.03.    Counterparts; Electronic Transmission of Signatures. This Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, and delivered by means of electronic mail transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 2.04.    Interpretations. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

Section 2.05.    Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware, regardless of any Laws or legal principles that might otherwise govern under the applicable principles of conflicts of law thereof.

Section 2.06.    Severability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable under any applicable Law, then such contravention or invalidity shall not invalidate the entire Amendment. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Amendment shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the Parties shall be construed and enforced accordingly.

Section 2.07.    Effect of the Amendment. Except as amended by this Amendment, all other terms of the Original Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each Party. By executing this Amendment, each of ILX Holdings, LLC, ILX Holdings II, LLC, ILX Holdings III LLC, Riverstone V Castex 2014 Holdings, L.P. and REL US Partnership, LLC hereby agrees to be joined as a party to and bound by the terms of the Original Agreement, as amended by this Amendment, as a Riverstone Party for all purposes therein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first above written.

TALOS ENERGY INC.

By:	/s/ Timothy S. Duncan
Name:	Timothy S. Duncan
Title:	President and Chief Executive Officer

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT

AP TALOS ENERGY LLC
a Delaware limited liability company

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AP TALOS ENERGY DEBTCO LLC
a Delaware limited liability company

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT

RIVERSTONE TALOS ENERGY EQUITYCO LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE V FT CORP HOLDINGS, L.P. a Delaware limited partnership

By:	Riverstone Energy Partners V, L.P., its general partner

By:	Riverstone Energy GP V, LLC its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT

ILX HOLDINGS, LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

ILX HOLDINGS II, LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

ILX HOLDINGS III LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P. a Delaware limited partnership

By: RIVERSTONE V REL HOLDINGS GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

REL US PARTNERSHIP, LLC a Delaware limited liability company

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

SIGNATURE PAGE

TO

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT

Annex E

Execution Version

JOINDER, COMMITMENT INCREASE AGREEMENT, SECOND AMENDMENT TO CREDIT AGREEMENT, BORROWING BASE REDETERMINATION AGREEMENT, AND AMENDMENT TO OTHER CREDIT DOCUMENTS

THIS JOINDER, COMMITMENT INCREASE AGREEMENT, SECOND AMENDMENT TO CREDIT AGREEMENT, BORROWING BASE REDETERMINATION AGREEMENT, AND AMENDMENT TO OTHER CREDIT DOCUMENTS (this “Agreement”), executed and effective as of December 10, 2019 (the “Effective Date”) is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION INC., a Delaware corporation (as successor-by-conversion to Talos Production LLC, a Delaware limited liability company) and a direct or indirect Subsidiary of Holdings (the “Borrower”), each other Credit Party, JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), each Issuing Bank, the Swingline Lender, and the Lenders (including the New Lenders) that are party hereto.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 10, 2018, among Holdings, the Borrower, the Administrative Agent, the Issuing Banks, the Lenders party thereto, and the other Persons from time to time party thereto (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has provided the necessary reserve report information (the “Fall 2019 Redetermination Reserve Report”) for the Administrative Agent and the Lenders to complete the fall 2019 Scheduled Redetermination of the Borrowing Base and, after reviewing such reserve information, the Administrative Agent and the Lenders have recommended increasing the Borrowing Base to $950,000,000;

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders under the Credit Agreement that (a) the Borrower, Castex Energy 2014, LLC, as seller (“Castex 2014”), and solely with respect to the limited obligations set forth therein, Holdings have entered into a certain Purchase and Sale Agreement executed on December 10, 2019 (the “Castex 2014 PSA”), pursuant to which the Borrower will acquire all of the issued and outstanding membership interests in GOME 1271 LLC (the “Castex 2014 Company”) from Castex 2014 (the acquisition transaction contemplated therein, the “Castex 2014 Acquisition”), (b) the Borrower, Castex Energy 2016 LP, as seller (“Castex 2016”), and solely with respect to the limited obligations set forth therein, Holdings have entered into a certain Purchase and Sale Agreement executed on December 10, 2019 (the “Castex 2016 PSA”), pursuant to which the Borrower will acquire all of the issued and outstanding membership interests in Dorado Deep GP, LLC (the “Castex 2016 Company”) from Castex 2016 (the acquisition transaction contemplated therein, the “Castex 2016 Acquisition”), (c) the Borrower, ILX Holdings, LLC, as seller (“ILX I”), and solely with respect to the limited obligations set forth therein, Holdings have entered into a certain Purchase and Sale Agreement executed on December 10, 2019 (the “ILX I PSA”), pursuant to which the Borrower will acquire all of the issued and outstanding membership interests in certain entities described therein (collectively, the “ILX I Companies”) from ILX I (the acquisition transaction contemplated therein, the “ILX I Acquisition”), (d) the Borrower, ILX Holdings II, LLC, as seller (“ILX II”), and solely with respect to the limited obligations set forth therein, Holdings have entered into a certain Purchase and Sale Agreement executed on December 10, 2019 (the “ILX II PSA”), pursuant to which the Borrower will acquire all of the issued and outstanding membership interests in certain entities described therein (collectively, the “ILX II Companies”) from ILX II (the acquisition transaction contemplated therein, the “ILX II Acquisition”), and (e) the Borrower, ILX Holdings III, LLC, as seller (“ILX III”), and solely with respect to the limited obligations set forth therein,

Holdings have entered into a certain Purchase and Sale Agreement executed on December 10, 2019 (the “ILX III PSA”, and together with the Castex 2014 PSA, the Castex 2016 PSA, the ILX I PSA and the ILX II PSA, the “Acquisition PSAs”), pursuant to which the Borrower will acquire all of the issued and outstanding membership interests in certain entities described therein (collectively, the “ILX III Companies”) from ILX III (the acquisition transaction contemplated therein, the “ILX III Acquisition”, and together with the Castex 2014 Acquisition, the Castex 2016 Acquisition, the ILX I Acquisition and the ILX II Acquisition, the “Acquisitions”);

WHEREAS, in connection with (a) the Castex 2014 Acquisition, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated as of September 30, 2019, with respect to the Oil and Gas Properties owned by the Castex 2014 Company to be indirectly acquired under the Castex 2014 Acquisition (the “Castex 2014 Reserve Report”), (b) the Castex 2016 Acquisition, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated as of September 30, 2019, with respect to the Oil and Gas Properties owned by the Castex 2016 Company to be indirectly acquired under the Castex 2016 Acquisition (the “Castex 2016 Reserve Report”), (c) the ILX I Acquisition, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated as of September 30, 2019, with respect to the Oil and Gas Properties owned by the ILX I Companies to be indirectly acquired under the ILX I Acquisition (the “ILX I Reserve Report”), (d) the ILX II Acquisition, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated as of September 30, 2019, with respect to the Oil and Gas Properties owned by the ILX II Companies to be indirectly acquired under the ILX II Acquisition (the “ILX II Reserve Report”), and (e) the ILX III Acquisition, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated as of September 30, 2019, with respect to the Oil and Gas Properties owned by the ILX III Companies to be indirectly acquired under the ILX III Acquisition (the “ILX III Reserve Report”, and together with the Castex 2014 Reserve Report, the Castex 2016 Reserve Report, the ILX I Reserve Report and the ILX II Reserve Report, the “Acquisition Reserve Reports”), and, after reviewing such reserve information, the Administrative Agent and the Lenders have recommended increasing the Borrowing Base to $1,150,000,000 upon the consummation of the Acquisitions;

WHEREAS, in connection with (a) the increase of the Borrowing Base pursuant to Section 5(a) this Agreement, the Borrower has requested an increase of the Commitments from $850,000,000 to $950,000,000 and (b) the consummation of the Acquisitions and the increase of the Borrowing Base pursuant to Section 5(b) of this Agreement, the Borrower has requested an increase of the Commitments from $950,000,000 to $1,150,000,000;

WHEREAS, in connection with this Agreement, (a) each of KeyBank, National Association and Credit Agricole Corporate and Investment Bank (each a “New Lender”) desires, severally and not jointly, to join the Credit Agreement as a Lender, (b) each of JPMorgan Chase Bank, N.A., BMO Harris Bank N.A., Natixis, New York Branch, The Toronto-Dominion Bank, New York Branch, Regions Bank, and UBS AG, Stamford Branch (each an “Increasing Existing Lender”) desires, severally and not jointly, to increase its respective Commitment under the Credit Agreement, (c) each of ABN AMRO Capital USA LLC, Capital One, National Association, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, Mizuho Bank, Ltd., Société Générale, ING Capital LLC, and Goldman Sachs Bank USA (each a “Decreasing Existing Lender”), and (d) Hancock Whitney Bank (the “Exiting Lender”, and together with the Decreasing Existing Lenders, the “Assigning Lenders”) desires to cease being a Lender party to the Credit Agreement, such that, after giving effect to all of the foregoing joinders and new, increased or decreased Commitments, the Lenders party to the Credit Agreement (including each New Lender) shall have the respective Commitments set forth on Annex I-A attached hereto and shall hold the outstanding Loans and Letters of Credit participations in accordance with such Commitments and the resulting Commitment Percentages; and

WHEREAS, upon the consummation of the Acquisitions, each of the Lenders party to the Credit Agreement (including each New Lender) on the Incremental Effective Date (as defined herein) (each an “Increasing Lender”) desires, severally and not jointly, to increase its respective Commitment under the Credit Agreement, such that, after giving effect to all of the foregoing increased Commitments, the Lenders party to the Credit Agreement (including each New Lender) shall have the respective Commitments set forth on Annex I-B attached hereto and shall hold the outstanding Loans and Letters of Credit participations in accordance with such Commitments and the resulting Commitment Percentages.

WHEREAS, Holdings and the Borrower have advised the Administrative Agent that Holdings, the Borrower and certain of its or their subsidiaries are contemplating certain permitted changes to their corporate structure, with respect to which certain conforming amendments to the Credit Agreement and the other Credit Documents may be appropriate;

WHEREAS, each of Holdings and the Borrower desires to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Section 13.1 of the Credit Agreement provides that Holdings, the Borrower and the Lenders may amend the Credit Agreement and the other Credit Documents in accordance with the provisions thereof;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Agreement, each capitalized term used in this Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Joinder of New Lenders, Increase of the Commitments, and Assignment and Assumption of Commitments, Loans and Letter of Credit Participations on the Effective Date.

(a) Upon the Effective Date, and by its execution and delivery hereof, (i) each New Lender, severally and not jointly, shall, and does hereby, (A) join and become a party to the Credit Agreement with a Commitment as set forth opposite its name on revised Schedule 1.1(a) attached hereto as Annex I-A, (B) obtain and have all the rights and obligations of a “Lender” under the Credit Agreement and the other Credit Documents to which the Lenders are a party, in each case, as if it were an original signatory thereto, and (C) agree to be bound by the terms and conditions set forth in the Credit Agreement and the other Credit Documents to which the Lenders are a party, in each case, as if it were an original signatory thereto, and (ii) each Assigning Lender, severally and not jointly, shall, and does hereby, assign, without representation or warranty (except as expressly set forth in Section 2(c) below) or recourse, to each Increasing Existing Lender, and each Increasing Existing Lender, severally and not jointly, shall and does hereby irrevocably purchase, accept and assume from each Assigning Lender, subject to the terms of this Agreement and the Credit Agreement (as amended by this Agreement), an undivided amount of each Assigning Lender’s Commitment, outstanding Loans and Letter of Credit participations, such that, after giving effect to such joinders and new Commitments and assignments and assumptions, the Lenders party to the Credit Agreement from and after the Effective Date shall have the respective Commitments set forth opposite such Lender’s name on Annex I-A attached hereto and shall hold the corresponding Commitments and outstanding Loans and Letters of Credit participations in accordance with such Commitments and the resulting Commitment Percentages.

(b) Each New Lender, severally and not jointly, (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, provide its respective Commitment and acquire its interest in the Loans and participation in Letters of Credit outstanding as of the Effective Date (after giving effect to this Agreement), (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its respective Commitment, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and either it, or the person exercising discretion in making its decisions, is experienced in making such decisions, (E) it has received a copy of the Credit Agreement, as amended or otherwise modified, and the other Credit Documents, together with copies of the most recent financial statements delivered pursuant to Section 9.1(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, become a Lender, provide its respective Commitment and acquire its interest in the Loans and participations in the Letters of Credit outstanding as of the Effective Date, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Collateral Agent or any other Lender and (F) it has delivered to the Administrative Agent an Administrative Questionnaire and any other documentation required to be delivered by it pursuant to the terms of the Credit Agreement and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, the Collateral Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, made its own credit analysis and decision to enter into this Agreement and to provide its respective Commitment and acquire its interest in the Loans and the participations of Letters of Credit outstanding as of the Effective Date, (B) appoints and authorizes the Administrative Agent and the Collateral Agent, as applicable, to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to each such Person by the terms thereof, together with such powers as are reasonably incidental thereto, (C) appoints and authorizes all Issuing Banks to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Person by the terms thereof, together with such powers as are reasonably incidental thereto, and (D) agrees that (1) it will, independently and without reliance on the Administrative Agent, the Collateral Agent, or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (2) it will perform in accordance with their terms all of the obligations that, by the terms of the Credit Documents, are required to be performed by it as a Lender.

(c) Upon the Effective Date, and by its execution and delivery hereof, each Increasing Existing Lender and each Assigning Lender, each severally and not jointly, represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(d) Each Increasing Existing Lender, each Assigning Lender, and the Administrative Agent hereby waive any fee (including any assignment, processing or recordation fee) that may be due pursuant to Section 13.6 of the Credit Agreement in connection with the assignment of Commitments, Loans and Letter of Credit participations from the Assigning Lenders to the Increasing Existing Lenders.

(e) From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigning Lender’s Commitment, outstanding Loans and Letters of Credit participations assigned to any Increasing Existing Lender pursuant to this Agreement (including payments of principal, interest, fees and other amounts) (i) to the applicable Assigning Lender for amounts which have accrued thereon to but excluding the Effective Date and (ii) to the applicable Increasing Existing Lender for amounts which have accrued from and after the Effective Date.

SECTION 3. Increase in Commitments of Increasing Lenders on the Incremental Effective Date. If the Incremental Effective Date occurs, then upon the Incremental Effective Date, and by its execution and delivery hereof, each Increasing Lender, severally and not jointly, (i) shall, and does hereby, increase its Commitment under the Credit Agreement to the amount as set forth opposite its name on revised Schedule 1.1(a) attached hereto as Annex I-B and (ii) represents and warrants to the Administrative Agent and each Issuing Bank that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

SECTION 4. Renewal and Continuation of Existing Loans.

(a) As of the Effective Date, all of the Loans outstanding under the Credit Agreement immediately prior to the Effective Date shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement and shall be Loans outstanding under the Credit Agreement. On the Effective Date, each New Lender shall purchase a pro rata portion of the outstanding Loans (including participations in L/C Obligations and Swingline Loans) of each of the existing Lenders party to the Credit Agreement immediately prior to the Effective Date such that each Lender (including each New Lender) shall hold its respective Commitment Percentage of the outstanding Loans (and participation interests in L/C Obligations and Swingline Loans) as reflected in the revised Schedule 1.1(a) attached hereto as Annex I-A.

(b) This Agreement is executed and delivered by the Increasing Lenders and the New Lenders, the Borrower, the Administrative Agent and each Issuing Bank in lieu of the execution and delivery of Incremental Agreements otherwise contemplated by Section 2.16 of the Credit Agreement, and the requirements of Section 2.16 are hereby superseded with respect thereto.

SECTION 5. Increase of the Borrowing Base.

(a) The Borrower and the Lenders agree that on and as of the Effective Date the Borrowing Base shall be increased from $850,000,000 to $950,000,000 until such time as the Borrowing Base is increased pursuant to Section 5(b) of this Agreement or redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

(b) If the Incremental Effective Date occurs, then the Borrower and the Lenders agree that on and as of the Incremental Effective Date, the Borrowing Base shall be increased from $950,000,000 to $1,150,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

(c) Both Holdings and the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to Section 5(a) and 5(b) hereof shall constitute the regularly Scheduled Redetermination of the Borrowing Base for the fall of 2019 and shall not constitute an interim redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.

SECTION 6. Amendments to Credit Agreement.

(a) On the Effective Date:

(i) the body of the Credit Agreement is hereby amended (a) by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto; and

(ii) Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety with Annex I-A attached hereto.

(b) If the Incremental Effective Date occurs, then on the Incremental Effective Date, Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety with Annex I-B attached hereto.

SECTION 7. Amendments to other Credit Documents. On the Effective Date:

(a) Paragraph 2(g) of the Guarantee is hereby amended by replacing each occurrence of the words “Legacy Blocker Entity” or “Legacy Blocker Entities” with the words “Intermediate Entity” or “Intermediate Entities”, respectively;

(b) Exhibit I to the Guarantee is hereby amended by inserting the words “each Intermediate Entity party thereto” immediately before the first occurrence of the words “each Domestic Subsidiary of the Borrower”;

(c) the body of the Collateral Agreement is hereby amended by (i) replacing each occurrence of the words “Legacy Blocker Entity” in the definition of “Pledgor” and in Article II of the Collateral Agreement with the words “Intermediate Entity” and (ii) replacing each occurrence of the words “Wholly-Owned Subsidiary” with the words “Wholly owned Subsidiary”; and

(d) Exhibit I to the Collateral Agreement is hereby amended by replacing each occurrence of the words “Legacy Blocker Entity” with the words “Intermediate Entity party thereto”.

SECTION 8. Representations and Warranties, Etc. To induce the Administrative Agent, the Lenders and Issuing Banks to enter into this Agreement, the Borrower and Holdings represent and warrant to the Administrative Agent, the Issuing Banks and the Lenders that as of the Effective Date and as of the Incremental Effective Date:

(a) each representation and warranty made by any Credit Party contained in the Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;

(b) each Credit Party executing this Agreement has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(c) the Credit Agreement as amended hereby and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d) no Default, Event of Default or Borrowing Base Deficiency exists under the Credit Agreement or any of the other Credit Documents.

SECTION 9. Ratification; Reaffirmation of Security Documents.

(a) Each of Holdings, the Borrower and each other Credit Party hereby ratifies and confirms, as of the Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated thereby and (ii) all of the Obligations under the Credit Agreement and the other Credit Documents.

(b) Each of Holdings, the Borrower and each other Credit Party (i) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document (as modified hereby), and agrees that each such Security Document (as modified hereby) will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents (as modified hereby) are valid and subsisting and create a security interest to secure the Obligations.

SECTION 10. Effectiveness. This Agreement shall become effective as of the Effective Date on the first date on which each of the conditions set forth in this Section 10 is satisfied:

(a) Agreement. The Administrative Agent shall have received executed counterparts of this Agreement from Holdings, the Borrower, each other Credit Party, the Administrative Agent, each Issuing Bank, the Swingline Lender, and each Lender (including each New Lender, each Increasing Existing Lender, each Decreasing Existing Lender and the Exiting Lender).

(b) Promissory Notes. To the extent requested by any Lender, the Borrower shall have executed and delivered to the Administrative Agent a promissory note payable to such Lender.

(c) Fees and Expenses. The Borrower shall have made payment of all fees and expenses due and owing under Section 12(a) of this Agreement, the Credit Agreement and under any separate fee letter agreement entered into by the parties.

(d) Acquisition PSAs. The Administrative Agent shall have received a true and complete executed copy of each Acquisition PSA, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(e) Mortgages. The Administrative Agent shall be satisfied that the Collateral Coverage Minimum is satisfied as of the Effective Date or the Administrative Agent shall have received additional Mortgages, executed and delivered by a duly Authorized Officer of the applicable Credit Parties in sufficient counterparts for the prompt recordation thereof, encumbering Mortgaged Properties that constitute Borrowing Base Properties evaluated in the Fall 2019 Redetermination Reserve Report having a PV-10, together with the PV-10 of the Mortgaged Properties that were encumbered by a previously delivered Mortgage, sufficient to satisfy the Collateral Coverage Minimum.

(f) Resolutions; Organizational Documents; Secretary’s Certificates. The Administrative Agent shall have received, in the case of each Credit Party, each of the items referred to in subclauses (i), (ii) and (iii) below:

(i) a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Credit Party, in each case, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Credit Party as of a recent date from such Secretary of State (or other similar official);

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Credit Party dated the Effective Date and certifying:

(1) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Credit Party as in effect on the Effective Date and at all times immediately prior to and after the date of the resolutions described in subclause (2) below or confirmation that no amendments have been made to such Credit Party’s bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) since the most recently delivered certificate,

(2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing general partner, managing member or equivalent) of such Credit Party authorizing the execution, delivery and performance of the Credit Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date,

(3) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation or certificate of formation of such Credit Party has not been amended since the date of the last amendment thereto disclosed pursuant to subclause (i) above, and

(4) as to the absence of any pending proceeding for the dissolution or liquidation of such Credit Party; and

(iii) a certificate of a director or an officer as to the specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to subclause (ii) above.

(g) Legal Opinion. The Administrative Agent shall have received, on behalf of itself and the Secured Parties on the Effective Date, a written opinion of Vinson & Elkins LLP, counsel to the Credit Parties, (i) dated the Effective Date, (ii) addressed to the Administrative Agent, the Collateral Agent, the Lenders

and each Issuing Bank and (iii) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion.

SECTION 11. Incremental Effective Date. The agreements set forth in Sections 3, 5(b) and 6(b) of this Agreement shall become effective as of the first date on which each of the conditions set forth in this Section 11 is satisfied (the “Incremental Effective Date”):

(a) Acquisition Certificate. In connection with the consummation of each Acquisition, the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower (i) certifying that such Acquisition shall constitute a Permitted Acquisition, (ii) certifying that the Borrower has acquired all or substantially all, but in any event not less than 95% of the PV-10, of the Oil and Gas Properties included in the applicable Acquisition Reserve Report, all conditions to the obligations of the parties set forth in the applicable Acquisition PSA shall have been satisfied or waived, and no provision thereof shall have been waived, amended, supplemented or otherwise modified to the extent such waiver, amendment, supplement or other modification would reasonably be expected to materially adversely affect the Administrative Agent, the Collateral Agent or the Lenders (except as otherwise agreed by the Administrative Agent, the Collateral Agent and the Lenders), (iii) identifying the Oil and Gas Properties that have not been acquired pursuant to the applicable Acquisition PSA, (iv) attaching lien releases delivered in connection with the applicable Acquisition PSA, (v) certifying as to the final purchase price paid under the applicable Acquisition PSA after giving effect to all adjustments as of the closing date for such acquisition, and specifying, by category, the amount of such adjustment, (vi) attached thereto is a true and complete executed copies of the conveyance documents from the applicable Seller to Borrower and (vii) that attached thereto is a true and complete executed copy of the applicable Acquisition PSA pursuant to which the Borrower has acquired the applicable Oil and Gas Properties;

(b) No Event of Default or Borrowing Base Deficiency. The Administrative Agent shall be satisfied that neither an Event of Default nor a Borrowing Base Deficiency shall have occurred and be continuing after giving effect to Section 3 and Section 5(b) of this Agreement.

(c) Equity Issuance by Holdings. The Administrative Agent shall have received reasonably satisfactory evidence that any Equity Interests required to be issued pursuant to Section 2.1 of each Acquisition PSA have been issued.

(d) Mortgages. The Administrative Agent shall be satisfied that the Collateral Coverage Minimum is satisfied as of the Incremental Effective Date or the Administrative Agent shall have received additional Mortgages, executed and delivered by a duly Authorized Officer of the applicable Credit Parties in sufficient counterparts for the prompt recordation thereof, encumbering Mortgaged Properties that constitute Borrowing Base Properties evaluated in the Fall 2019 Redetermination Reserve Report or any Acquisition Reserve Report having a PV-10, together with the PV-10 of the Mortgaged Properties that were encumbered by a previously delivered Mortgage, sufficient to satisfy the Collateral Coverage Minimum.

(e) Title. The Administrative Agent shall have received satisfactory title information with respect to Oil and Gas Properties of the Borrower and its Restricted Subsidiaries comprising, together with title information previously delivered to the Administrative Agent, at least 85% of the PV-10 of all of the Proved Reserves evaluated in the Fall 2019 Redetermination Reserve Report or any Acquisition Reserve Report.

(f) Legal Opinion. The Administrative Agent shall have received, on behalf of itself and the Secured Parties on the Incremental Effective Date, a written opinion of (i) Vinson & Elkins LLP, counsel to the Credit Parties, and (ii) to the extent a new Mortgage is required to be delivered to satisfy Section 11(d) of this Agreement, local counsel in any jurisdictions where such Mortgage will be recorded to perfect first priority Liens on any Borrowing Base Properties, in each case (A) dated the Incremental Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank and (C) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsels to deliver such legal opinions.

(g) Fees and Expenses. The Borrower shall have made payment of all fees and expenses due and owing under Section 12(b) of this Agreement, the Credit Agreement and under any separate fee letter agreement entered into by the parties.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the Incremental Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived) at or prior to 2:00 p.m., New York City time, on April 30, 2020 (and, in the event such conditions are not so satisfied or waived, the agreements set forth in Sections 3, 5(b) and 6(b) of this Agreement shall be null and void).

SECTION 12. Upfront Fees. The Borrower agrees to pay, or cause to be paid, the Administrative Agent:

(a) for the account of each New Lender and each Increasing Existing Lender, a non-refundable upfront fee in an amount equal to twenty-five (25) basis points on the amount by which such Lender’s final Commitment under the Credit Agreement immediately after the Effective Date exceeds such Lender’s Commitment under the Credit Agreement immediately prior to the Effective Date, which shall be payable on, and subject to the occurrence of, the Effective Date; and

(b) for the account of each Increasing Lender, a non-refundable upfront fee in an amount equal to twenty-five (25) basis points on the amount by which such Increasing Lender’s final Commitment under the Credit Agreement immediately after the Incremental Effective Date exceeds the greater of (i) such Lender’s Commitment under the Credit Agreement immediately prior to the Effective Date or (ii) such Lender’s Commitment under the Credit Agreement immediately prior to the Incremental Effective Date, which shall be payable on, and subject to the occurrence of, the Incremental Effective Date.

SECTION 13. Covenants. The Borrower hereby covenants and agrees that:

(a) on or before December 20, 2019 (or such longer period as the Administrative Agent may agree), to the extent a new Mortgage is required to be delivered to satisfy Section 10(e) of this Agreement, the Borrower shall deliver to the Administrative Agent a written opinion of local counsel in any jurisdictions where such Mortgage will be recorded to perfect first priority Liens on any Borrowing Base Properties, which shall be (i) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank and (ii) in form and substance reasonably satisfactory to the Administrative Agent;

(b) on or before December 20, 2019 (or such longer period as the Administrative Agent may agree), the Borrower shall deliver to the Administrative Agent satisfactory title information with respect to Oil and Gas Properties of the Borrower and its Restricted Subsidiaries comprising, together with title information previously delivered to the Administrative Agent, at least 85% of the PV-10 of all of the Proved Reserves evaluated in the Fall 2019 Redetermination Reserve Report; and

(c) if, after giving effect to any changes to the corporate structure of Holdings, the Borrower or any of its or their Subsidiaries, the Collateral Agent determines that any acknowledgement, supplement or amendment to the Intercreditor Agreement is necessary or appropriate, Holdings and the Borrower shall, and shall use commercially reasonable efforts to cause the applicable collateral agents or representatives for the holders of any Junior Liens to, enter into such acknowledgement, supplement or amendment to the Intercreditor Agreement in form and substance reasonably acceptable to the Collateral Agent.

SECTION 14. Stipulation Regarding Execution by the Exiting Lender. Each party hereto hereby acknowledges and agrees (severally and not jointly) that (a) the Exiting Lender has executed and delivered this Agreement for purposes of Section 2 hereof and not for any other purpose, (b) after giving effect to the transactions pursuant to Section 2 hereof, (i) the Exiting Lender will no longer have any Commitments, outstanding Loans or Letters of Credit under the Credit Agreement and (ii) the New Lenders, the Increasing Existing Lenders and the Decreasing Existing Lenders shall comprise all of the Lenders for purposes of approving the amendments to the Credit Agreement that are implemented by this Agreement, and (c) the transactions pursuant to Section 2 hereof shall be deemed to have occurred immediately prior to the effectiveness of the redetermination of the Borrowing Base pursuant to Section 5 hereof and the amendments implemented pursuant to Section 6 hereof.

SECTION 15. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 17. Integration. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement (including any Affiliate of each Issuing Bank that issues any Letter of Credit).

SECTION 20. Miscellaneous. (a) On and after the effectiveness of this Agreement, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Agreement and (b) this Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the Effective Date.

TALOS ENERGY INC.,
as Holdings

By:	/s/ Shannon E. Young III
Name:	Shannon E. Young III
Title:	Executive Vice President and Chief Financial Officer

TALOS PRODUCTION INC.,
as the Borrower

By:	/s/ Shannon E. Young III
Name:	Shannon E. Young III
Title:	Executive Vice President and Chief Financial Officer

Signature Page

TALOS ERT LLC,
TALOS ENERGY PHOENIX LLC,
TALOS ENERGY OFFSHORE LLC,
TALOS GULF COAST LLC,
TALOS GULF COAST OFFSHORE LLC,
TALOS GULF COAST ONSHORE LLC,
ANRP (TALOS DC), LLC,
CKB PETROLEUM, LLC,
TALOS PETROLEUM LLC,
STONE ENERGY HOLDING, L.L.C.,
TALOS RESOURCES LLC,
TALOS ARGO INC.,
TALOS ENERGY HOLDINGS LLC,
TALOS ENERGY LLC,
TALOS ENERGY OPERATING COMPANY LLC,
TALOS PRODUCTION FINANCE INC.,
TALOS ENERGY INTERNATIONAL LLC and
TALOS OIL AND GAS LLC,
as the other Credit Parties

By:	/s/ Shannon E. Young III
Name:	Shannon E. Young III
Title:	Executive Vice President and Chief Financial Officer

Signature Page

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, a Lender and the Swingline Lender

By:	/s/ Michael Kamauf
Name:	Michael Kamauf
Title:	Authorized Officer

Signature Page

BMO Harris Bank N.A.,
as a Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Director

Signature Page

Natixis, New York Branch,
as a Lender and an Issuing Bank

By:	/s/ Jonathan Cohen
Name:	Jonathan Cohen
Title:	Executive Director

By:	/s/ Douglas Lenart
Name:	Douglas Lenart
Title:	Managing Director

The Toronto-Dominion Bank, New York Branch,
as a Lender and an Issuing Bank

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Vice President

Citibank, N.A.,
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

KeyBank, National Association,
as a Lender,

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Mizuho Bank Ltd.,
as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Executive Director

Societe Generale,
as a Lender

By:	/s/ Hallie Ransone
Name:	Hallie Ransone
Title:	Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

ING Capital LLC,
as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

REGIONS BANK,
as a Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Managing Director

UBS AG Stamford Branch, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

HANCOCK WHITNEY BANK,
as a Lender

By:	/s/ William Jochetz
Name:	William Jochetz
Title:	Senior Vice President

Annex I-A

Schedule 1.1(a)

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$73,315,217.39	7.71739130%
BMO Harris Bank N.A.	$73,315,217.39	7.71739130%
Natixis, New York Branch	$73,315,217.39	7.71739130%
The Toronto-Dominion Bank, New York Branch	$73,315,217.39	7.71739130%
ABN AMRO Capital USA LLC	$59,891,304.35	6.30434783%
Capital One, National Association	$59,891,304.35	6.30434783%
Citibank, N.A.	$59,891,304.35	6.30434783%
Credit Suisse AG, Cayman Islands Branch	$59,891,304.35	6.30434783%
KeyBank, National Association	$59,891,304.35	6.30434783%
Mizuho Bank, Ltd.	$59,891,304.35	6.30434783%
Société Générale	$59,891,304.35	6.30434783%
Credit Agricole Corporate and Investment Bank	$53,695,652.17	5.65217391%
ING Capital LLC	$53,695,652.17	5.65217391%
Regions Bank	$45,434,782.61	4.78260870%
UBS AG, Stamford Branch	$45,434,782.61	4.78260870%
Goldman Sachs Bank USA	$39,239,130.43	4.13043478%

Total	$950,000,000.00	100.00000000%

Annex I-A

Annex I-B

Schedule 1.1(a)

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$88,750,000.00	7.71739130%
BMO Harris Bank N.A.	$88,750,000.00	7.71739130%
Natixis, New York Branch	$88,750,000.00	7.71739130%
The Toronto-Dominion Bank, New York Branch	$88,750,000.00	7.71739130%
ABN AMRO Capital USA LLC	$72,500,000.00	6.30434783%
Capital One, National Association	$72,500,000.00	6.30434783%
Citibank, N.A.	$72,500,000.00	6.30434783%
Credit Suisse AG, Cayman Islands Branch	$72,500,000.00	6.30434783%
KeyBank, National Association	$72,500,000.00	6.30434783%
Mizuho Bank, Ltd.	$72,500,000.00	6.30434783%
Société Générale	$72,500,000.00	6.30434783%
Credit Agricole Corporate and Investment Bank	$65,000,000.00	5.65217391%
ING Capital LLC	$65,000,000.00	5.65217391%
Regions Bank	$55,000,000.00	4.78260870%
UBS AG, Stamford Branch	$55,000,000.00	4.78260870%
Goldman Sachs Bank USA	$47,500,000.00	4.13043478%

Total	$1,150,000,000.00	100.00000000%

Annex I-B

EXHIBIT A

TO SECOND AMENDMENT

CREDIT AGREEMENT

Dated as of May 10, 2018

among

TALOS ENERGY, INC.,

as Holdings,

TALOS PRODUCTION LLC,

as the Borrower,

The Several Lenders

from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Collateral Agent, and Swingline Lender

JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH

and THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

as Issuing Banks

and

JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH

TD SECURITIES (USA) LLC, CITIBANK, N.A., CAPITAL ONE, NATIONAL

ASSOCIATION, SG AMERICAS SECURITIES, LLC, ING CAPITAL LLC, DEUTSCHE

BANK SECURITIES INC., and ABN AMRO CAPITAL USA LLC,

as Lead Arrangers

NATIXIS, NEW YORK BRANCH, TD SECURITIES (USA) LLC, CITIBANK, N.A.,

CAPITAL ONE, NATIONAL ASSOCIATION, SG AMERICAS SECURITIES, LLC, ING

CAPITAL LLC, DEUTSCHE BANK SECURITIES INC, and ABN AMRO CAPITAL USA LLC,

as Co-Syndication Agents

UBS SECURITIES LLC and REGIONS BANK

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A., NATIXIS, NEW YORK BRANCH and

TD SECURITIES (USA) LLC,

as Joint Bookrunners

Page

SECTION 1.	Definitions	E-41

1.1	Defined Terms	E-41

1.2	Other Interpretive Provisions	E-~~60~~88

1.3	Accounting Terms	E-~~61~~89

1.4	Rounding	E-~~62~~89

1.5	References to Agreements, Laws, Etc.	E-~~62~~90

1.6	Times of Day	E-~~62~~90

1.7	Timing of Payment or Performance	E-~~62~~90

1.8	Currency Equivalents Generally	E-~~62~~90

1.9	Classification of Loans and Borrowings	E-~~63~~91

1.10	Interest Rates; LIBOR Notification	E-~~63~~91

1.11	Letter of Credit Amounts	E-~~64~~91

1.12	Divisions	E-~~64~~91

SECTION 2.	Amount and Terms of Credit	E-~~64~~92

2.1	Commitments	E-~~64~~92

2.2	Minimum Amount of Each Borrowing; Maximum Number of Borrowings	E-~~66~~93

2.3	Notice of Borrowing	E-~~66~~93

2.4	Disbursement of Funds	E-~~67~~94

2.5	Repayment of Loans; Evidence of Debt	E-~~68~~94

2.6	Conversions and Continuations	E-~~69~~95

2.7	Pro Rata Borrowings	E-~~70~~96

2.8	Interest	E-~~70~~96

2.9	Interest Periods	E-~~71~~97

2.10	Increased Costs, Illegality, Etc.	E-~~71~~97

2.11	Compensation	E-~~74~~100

2.12	Change of Lending Office	E-~~75~~100

2.13	Notice of Certain Costs	E-~~75~~101

2.14	Borrowing Base	E-~~75~~101

2.15	Defaulting Lenders	E-~~79~~104

2.16	Increase of Total Commitment	E-~~82~~106

2.17	Extension Offers	E-~~83~~107

SECTION 3.	Letters of Credit	E-~~86~~109

3.1	Letters of Credit	E-~~86~~109

(continued)

Page

3.2	Letter of Credit Applications	E-~~87~~110

3.3	Letter of Credit Participations	E-~~88~~111

3.4	Agreement to Repay Letter of Credit Drawings	E-~~90~~113

3.5	Increased Costs	E-~~92~~114

3.6	New or Successor Issuing Bank	E-~~93~~114

3.7	Role of Issuing Bank	E-~~94~~115

3.8	Cash Collateral	E-~~95~~116

3.9	Existing Letters of Credit	E-~~95~~116

3.10	Applicability of ISP and UCP	E-~~95~~116

3.11	Conflict with Issuer Documents	E-~~96~~116

3.12	Letters of Credit Issued for Restricted Subsidiaries	E-~~96~~117

3.13	Alternate Currency	E-~~96~~117

SECTION 4.	Fees; Commitments	E-~~96~~117

4.1	Fees	E-~~96~~117

4.2	Voluntary Reduction of Commitments	E-~~97~~118

4.3	Mandatory Termination of Commitments	E-~~98~~118

SECTION 5.	Payments	E-~~98~~119

5.1	Voluntary Prepayments	E-~~98~~119

5.2	Mandatory Prepayments	E-~~99~~119

5.3	Method and Place of Payment	E-~~101~~121

5.4	Net Payments	E-~~101~~121

5.5	Computations of Interest and Fees	E-~~106~~124

5.6	Limit on Rate of Interest	E-~~106~~124

SECTION 6.	Conditions Precedent to Initial Borrowing	E-~~106~~125

SECTION 7.	Conditions Precedent to All Subsequent Credit Events	E-~~111~~128

SECTION 8.	Representations, Warranties and Agreements	E-~~112~~129

8.1	Corporate Status	E-~~112~~129

8.2	Corporate Power and Authority; Enforceability	E-~~112~~129

8.3	No Violation	E-~~112~~129

8.4	Litigation	E-~~113~~130

8.5	Margin Regulations	E-~~113~~130

8.6	Governmental Approvals	E-~~113~~130

(continued)

Page

8.7	Investment Company Act	E-~~113~~130

8.8	True and Complete Disclosure	E-~~113~~130

8.9	Financial Condition; Financial Statements	E-~~114~~130

8.10	Tax Matters	E-~~114~~131

8.11	Compliance with ERISA	E-~~114~~131

8.12	Subsidiaries	E-~~115~~132

8.13	Intellectual Property	E-~~115~~132

8.14	Environmental Laws	E-~~116~~132

8.15	Properties	E-~~116~~132

8.16	Solvency	E-~~117~~133

8.17	Insurance	E-~~117~~133

8.18	Deposit Accounts; Securities Accounts; Commodities Accounts	E-~~117~~133

8.19	Creation of Liens	E-~~117~~133

8.20	Hedge Transactions	E-~~117~~133

8.21	Patriot Act; Sanctions	E-~~118~~133

8.22	No Material Adverse Effect	E-~~118~~134

8.23	Foreign Corrupt Practices Act	E-~~118~~134

8.24	Direct Benefit	E-~~118~~134

8.25	Plan Assets; Prohibited Transactions	E-~~119~~134

SECTION 9.	Affirmative Covenants	E-~~119~~134

9.1	Information Covenants	E-~~119~~134

9.2	Books, Records and Inspections	E-~~124~~138

9.3	Maintenance of Insurance	E-~~125~~139

9.4	Payment of Taxes	E-~~125~~139

9.5	Consolidated Corporate Franchises	E-~~125~~139

9.6	Compliance with Statutes, Regulations, Etc.	E-~~126~~139

9.7	ERISA	E-~~126~~140

9.8	Maintenance of Properties	E-~~127~~140

9.9	Transactions with Affiliates	E-~~127~~141

9.10	End of Fiscal Years; Fiscal Quarters	E-~~129~~142

9.11	Additional Guarantors, Grantors and Collateral	E-~~129~~142

9.12	Use of Proceeds	E-~~131~~144

(continued)

Page

9.13	Further Assurances	E-~~131~~144

9.14	Reserve Reports	E-~~132~~145

9.15	Title Information	E-~~133~~146

9.16	Change in Business	E-~~134~~146

9.17	Holdings and ~~Legacy Blocker~~Intermediate Entity Covenant	E-~~134~~146

9.18	Keepwell	E-~~134~~147

SECTION 10.	Negative Covenants	E-~~135~~147

10.1	Limitation on Indebtedness	E-~~135~~147

10.2	Limitation on Liens	E-~~140~~150

10.3	Limitation on Fundamental Changes	E-~~143~~153

10.4	Limitation on Sale of Assets	E-~~145~~155

10.5	Limitation on Investments	E-~~147~~156

10.6	Limitation on Restricted Payments	E-~~151~~159

10.7	Limitations on Debt Payments and Amendments	E-~~155~~162

10.8	Negative Pledge Agreements	E-~~156~~163

10.9	Limitation on Subsidiary Distributions	E-~~158~~165

10.10	Hedge Transactions	E-~~160~~166

10.11	Financial Performance Ratios	E-~~162~~168

10.12	Accounts	E-~~162~~168

10.13	Sanctions	E-~~162~~168

10.14	Amendments to Organizational Documents	E-~~162~~168

SECTION 11.	Events of Default	E-~~163~~168

11.1	Payments	E-~~163~~168

11.2	Representations, Etc.	E-~~163~~169

11.3	Covenants	E-~~163~~169

11.4	Default Under Other Agreements	E-~~163~~169

11.5	Bankruptcy, Etc.	E-~~164~~169

11.6	ERISA	E-~~164~~170

11.7	Guarantee	E-~~165~~170

11.8	Security Documents	E-~~165~~170

11.9	Judgments	E-~~165~~170

11.10	Change of Control	E-~~165~~170

(continued)

Page

11.11	Application of Proceeds	E-~~166~~171

11.12	Equity Cure	E-~~167~~172

SECTION 12.	The Agents	E-~~168~~173

12.1	Appointment	E_~~168~~173

12.2	Delegation of Duties	E-~~169~~173

12.3	Exculpatory Provisions	E-~~170~~174

12.4	Reliance by Agents	E-~~170~~174

12.5	Notice of Default	E-~~171~~175

12.6	Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders	E-~~171~~175

12.7	Indemnification	E-~~172~~175

12.8	Agents in Its Individual Capacities	E-~~173~~176

12.9	Successor Agents	E-~~173~~176

12.10	Withholding Tax	E-~~174~~177

12.11	Security Documents and Collateral Agent under Security Documents and Guarantee	E-~~174~~177

12.12	Right to Realize on Collateral and Enforce Guarantee	E-~~175~~178

12.13	Administrative Agent May File Proofs of Claim	E-~~176~~179

12.14	Certain ERISA Matters	E-~~177~~179

SECTION 13.	Miscellaneous	E-~~178~~180

13.1	Amendments, Waivers and Releases	E-~~178~~180

13.2	Notices	E-~~181~~182

13.3	No Waiver; Cumulative Remedies	E-~~181~~183

13.4	Survival of Representations and Warranties	E-~~182~~183

13.5	Payment of Expenses; Indemnification	E-~~182~~183

13.6	Successors and Assigns; Participations and Assignments	E-~~183~~184

13.7	Replacements of Lenders under Certain Circumstances	E-~~190~~189

13.8	Adjustments; Set-off	E-~~191~~190

13.9	Counterparts	E-~~192~~191

13.10	Severability	E-~~192~~191

13.11	Integration	E-~~192~~191

13.12	GOVERNING LAW	E-~~192~~191

13.13	Submission to Jurisdiction; Waivers	E-~~193~~191

13.14	Acknowledgments	E-~~193~~192

(continued)

Page

13.15	WAIVERS OF JURY TRIAL	E-~~194~~193

13.16	Confidentiality	E-~~194~~193

13.17	Release of Collateral and Guarantee Obligations	E-~~195~~194

13.18	USA PATRIOT Act	E-~~197~~194

13.19	Payments Set Aside	E-~~197~~195

13.20	Reinstatement	E-~~197~~195

13.21	Disposition of Proceeds	E-~~197~~195

13.22	Collateral Matters; Hedge Agreements	E-~~198~~195

13.23	Agency of the Borrower for the Other Credit Parties	E-~~198~~196

13.24	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	E-~~198~~196

13.25	Acknowledgement Regarding Any Supported QFCs	E-~~199~~196

EXHIBITS

Exhibit A	Form of Reserve Report Certificate
Exhibit B	Form of Notice of Borrowing
Exhibit C	Form of Guarantee
Exhibit D	Forms of Mortgage/Deed of Trust (Texas and Louisiana)
Exhibit E	Form of Collateral Agreement
Exhibit F	Form of Intercreditor Agreement
Exhibit G	Form of Assignment and Acceptance
Exhibit H-1	Form of Promissory Note (Loan)
Exhibit H-2	Form of Promissory Note (Swingline Loan)
Exhibit I	Form of Intercompany Note
Exhibit J	Form of Solvency Certificate
Exhibit K	Form of Non-Bank Tax Certificate
Exhibit L	Form of Notice of Conversion or Continuation
Exhibit M	Form of Prepayment Notice

SCHEDULES

Schedule 1.1(a)	Commitments
Schedule 1.1(b)	Excluded Equity Interests
Schedule 1.1(c)	Excluded Subsidiaries
Schedule 1.1(d)	Existing Letters of Credit
Schedule 1.1(e)	Closing Date Subsidiary Guarantors
Schedule 1.1(f)	Closing Date Hedge Banks
Schedule 1.1(g)	[Intentionally Omitted]
Schedule 1.1(h)	Maximum LC Commitments
Schedule 1.1(i)	Excluded Accounts
Schedule 6(b)	Local Counsels
Schedule 8.4	Litigation
Schedule 8.12	Subsidiaries
Schedule 8.18	Deposit Accounts; Securities Accounts; Commodities Accounts
Schedule 8.20	Closing Date Hedge Transactions
Schedule 9.9	Closing Date Affiliate Transactions
Schedule 9.13(b)	Further Assurances
Schedule 10.1	Closing Date Indebtedness
Schedule 10.2(d)	Closing Date Liens
Schedule 10.4(i)	Scheduled Dispositions
Schedule 10.5(d)	Closing Date Investments
Schedule 10.8	Closing Date Negative Pledge Agreements
Schedule 13.2	Notice Addresses
Schedule 13.22	Legacy Hedge Transactions

CREDIT AGREEMENT, dated as of May 10, 2018, among TALOS ENERGY, INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders hereto (each a “Lender” and, collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Lenders and as the swing line lender, and NATIXIS, NEW YORK BRANCH and THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as issuers of Letters of Credit, and each other Issuing Bank from time to time party hereto.

WHEREAS, the Borrower, as borrower, and Holdings, as parent holding company, heretofore entered into that certain Credit Agreement dated as of February 6, 2013, with Toronto Dominion (Texas) LLC, as administrative agent, collateral agent and swingline lender, Citibank, N.A., and The Toronto-Dominion Bank, New York Branch, as letter of credit issuing banks, and the other banks and financial institutions party thereto (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Talos Credit Agreement”), pursuant to which the Borrower incurred certain Indebtedness as loans or reimbursement obligations in respect of letters of credit issued for its benefit or the benefit of one or more of its Restricted Subsidiaries;

WHEREAS, pursuant to that certain Transaction Agreement, dated as of November 21, 2017 (together with all exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among Stone Energy Corporation, a Delaware corporation (“Stone Energy”), Sailfish Energy Holdings Corporation, a Delaware corporation, Sailfish Merger Sub Corporation, a Delaware corporation, Talos Energy LLC, a Delaware limited liability company (“Existing Talos Energy”) and the Borrower, (i) Stone Energy will undergo a reorganization pursuant to which (x) Sailfish Merger Sub Corporation will merge with and into Stone Energy, with Stone Energy as the surviving corporation and a direct wholly owned subsidiary of Sailfish Energy Holdings Corporation; (y) each outstanding share of Stone Energy’s common stock will be converted into the right to receive one share of common stock of Sailfish Energy Holdings Corporation, (z) Sailfish Energy Holdings Corporation will be named “Talos Energy, Inc.” (“New Talos Energy”); (ii) through a series of contributions by the direct and indirect owners of all of the equity interests in Borrower, New Talos Energy will receive 100% of the equity interests of Borrower, which at that time will own 100% of the equity interests in Existing Talos Energy, and the contributing parties will receive common stock of New Talos Energy (the transaction described in the foregoing clauses (i) and (ii), herein collectively the “Corporate Reorganization and Merger Transactions”), (iii) certain Affiliates of the Sponsors will contribute all outstanding senior unsecured notes issued by the Borrower and Talos Production Finance Inc., in exchange for common stock in New Talos Energy, (iv) the Borrower and Stone Energy will offer to exchange their respective second lien notes for Junior Lien Notes of the Borrower (the “Junior Lien Note Exchange”), and (v) any holders of the existing second lien notes of Stone Energy that accept the exchange offer will execute and deliver an indenture supplement approving certain amendments and modifications to the indenture governing any such existing second lien notes of Stone Energy that remain outstanding after giving effect to the Junior Lien Note Exchange (the transactions described in the foregoing clauses (i) through (v), collectively, the “Transactions”);

WHEREAS, Stone Energy, as borrower, heretofore entered into, that certain Fifth Amended and Restated Credit agreement, dated as of March 1, 2017, by and among Stone Energy, Bank of America, N.A., as administrative agent and issuing bank, and the lenders and other persons party thereto (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Stone Credit Agreement” and together with the Existing Talos Credit Agreement, the “Existing Credit Agreements”), pursuant to which Stone Energy incurred certain Indebtedness as loans or reimbursement obligations in respect of letters of credit issued for its benefit or the benefit of one or more of its restricted subsidiaries;

WHEREAS, in connection with the foregoing, (a) the Borrower has requested that (i) on the Closing Date, the Lenders provide Loans to the Borrower (but subject to compliance with Section 6(q) regarding minimum remaining Availability) (the “Closing Date Loans”) and (ii) at any time and from time to time after the Closing Date, the Lenders provide Loans to the Borrower subject to the Available Commitment, (b) the Borrower has requested that each Issuing Bank issue Letters of Credit (subject to the Available Commitment) at any time and from time to time prior to the L/C Maturity Date (including on the Closing Date to back stop and/or replace any Existing Letter of Credit (subject to the Available Commitment)), in an aggregate Stated Amount at any time outstanding not in excess of $200,000,000, and (c) the Borrower has requested that the Swingline Lender extend credit in the form of Swingline Loans (subject to the Available Commitment) at any time and from time to time prior to the Swingline Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $10,000,000;

WHEREAS, the net proceeds of the Closing Date Loans will be used on the Closing Date to consummate the Transactions, pay Transaction Expenses and repay the Indebtedness outstanding under each of the Existing Credit Agreements outstanding on the Closing Date;

WHEREAS, following the Closing Date, the proceeds of the Loans will be used by the Borrower for the acquisition, development and exploration of Oil and Gas Properties and for working capital and other general corporate purposes of the Borrower and its Restricted Subsidiaries (including Permitted Acquisitions) and to make dividends and distributions to the holders of the Borrower’s Equity Interests (to the extent permitted under this Agreement), and the Letters of Credit will be used by the Borrower and its Restricted Subsidiaries for general corporate purposes, including to secure any surety and bonding requirements and to support deposits required under purchase agreements pursuant to which the Borrower or its Restricted Subsidiaries may acquire Oil and Gas Properties and other assets,;

WHEREAS, the Lenders, the Swingline Lender and the Issuing Banks are willing to make available to the Borrower such revolving credit, swingline and letter of credit facilities upon the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Definitions

1.1 Defined Terms.

As used herein, the following terms shall have the meanings specified below:

“ABR” shall mean for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate plus 1⁄2 of 1%, (b) Prime Rate and (c) the LIBOR Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%; provided that, for the avoidance of doubt, for purposes of calculating the LIBOR Rate pursuant to clause (c) above, the LIBOR Rate for any day shall be based on the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on such day by reference to the rate appearing on the Reuters Screen LIBOR01 Page (or any successor page or any successor service, or any substitute page or substitute for such service, providing rate quotations comparable to the Reuters Screen LIBOR01 Page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) for a period equal to one-month; provided further that for purposes of this Agreement in no event shall ABR be less than 1.0%. Any change in the ABR due to a change in such rate announced by the Administrative Agent, in the Federal Funds Effective Rate or in the one-month LIBOR Rate shall take effect at the opening of business on the day specified in the public announcement of such change. If ABR is being used as an alternate rate of interest pursuant to Section 2.10(d) hereof (for the avoidance of doubt, only until an amendment has become effective pursuant to Section 2.10(d)), then ABR shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.

“ABR Loan” shall mean each Loan bearing interest based on the ABR.

“Additional Lender” shall have the meaning provided in Section 2.16(a).

“Additional Lender Extended Amount” shall have the meaning provided in Section 2.17(b).

“Adjusted Consolidated Net Tangible Assets” shall mean (without duplication), as of the date of determination, the remainder of:

(a) the sum of:

(i) estimated discounted future net revenues from Proved Reserves of the Borrower and its Restricted Subsidiaries calculated in accordance with SEC guidelines before any provincial, territorial, state, federal or foreign income taxes, as estimated by the Borrower in a reserve report prepared as of the end of the Borrower’s most recently completed fiscal year for which audited financial statements are available, as increased by, as of the date of determination, the estimated discounted future net revenues from (A) estimated Proved Reserves acquired since such year end, which Proved Reserves were not reflected in such year-end reserve report, and (B) estimated oil and gas reserves attributable to upward revisions of estimates of Proved Reserves (including the impact to discounted future net revenues related to development costs previously estimated in the last year-end reserve report, but only to the extent such costs were actually incurred since the date of the last year-end reserve report) since such year-end due to exploration, development, exploitation or other activities, increased by the accretion of discount from the date of the last year-end reserve report to the date of determination, and decreased by, as of the date of determination, the estimated discounted future net revenues from (C) estimated Proved Reserves included in the last year-end reserve report that shall have been produced or disposed of since such year-end, and (D) estimated oil and gas reserves included therein that are subsequently removed from the Proved Reserves of the Borrower and its Restricted Subsidiaries as so calculated due to downward revisions of estimates of Proved Reserves since such year-end due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions, provided, that (x) in the case of such year-end reserve report and any adjustments since such year-end pursuant to clauses (A), (B) and (D), the estimated discounted future net revenues from Proved Reserves shall be determined in their entirety using oil, gas and other hydrocarbon prices and costs that are either (1) calculated in accordance with the SEC guidelines and, with respect to such adjustments under clauses (A), (B) or (D), calculated with such prices and costs as if the end of the most recent fiscal quarter preceding the date of determination for which such information is available to the Borrower were year-end or (2) if the Borrower so elects at any time, calculated in accordance with the foregoing clause (1), except that when pricing of future net revenues of Proved Reserves under the SEC guidelines is not based on a contract price and is instead based upon benchmark, market or posted pricing, the pricing for each month of estimated future production from such Proved Reserves not subject to contract pricing shall be based upon NYMEX (or successor) published forward prices for the most comparable hydrocarbon commodity applicable to such production month (adjusted for energy content, quality and basis differentials (such basis differential being the relevant NYMEX (or successor) published forward basis differential or, if such NYMEX (or successor) forward basis differential is unavailable, as estimated in good faith by the Borrower based on historical basis differential (before any state or federal or other income tax)) and giving application to the last sentence of such definition hereto), as such forward prices are published as of the year-end date of such reserve report or, with respect to post-year-end adjustments under clauses (A), (B) or (D), the last day of the most recent fiscal quarter preceding the date of determination, (y) the pricing of estimated Proved Reserves that have been produced or disposed since year-end as set forth in clause (C) shall be based upon the applicable pricing elected for the prior year-end reserve report as provided in clause (x), and (z) in each case as estimated by or under the supervision of the chief engineer of the Borrower or a Restricted Subsidiary or by any Approved Petroleum Engineer;

(ii) the capitalized costs that are attributable to Oil and Gas Properties of the Borrower and its Restricted Subsidiaries to which no Proved Reserves are attributable, based on the Borrower’s books and records as of a date no earlier than the date of the Borrower’s latest annual or quarterly consolidated financial statements;

(iii) the Net Working Capital on a date no earlier than the date of the Borrower’s latest annual or quarterly consolidated financial statements;

(iv) assets related to commodity risk management activities less liabilities related to commodity risk management activities, in each case to the extent that such assets and liabilities arise in the ordinary course of the Oil and Gas Business, provided that such net value shall not be less than zero; and

(v) the greater of (A) the net book value of other tangible assets (including, without limitation, investments in unconsolidated Restricted Subsidiaries and mineral rights held under lease or other contractual arrangement) of the Borrower and its Restricted Subsidiaries, as of a date no earlier than the date of the Borrower’s latest annual or quarterly consolidated financial statements, and (B) the Fair Market Value, as estimated by the Borrower, of other tangible assets (including, without limitation, investments in unconsolidated Restricted Subsidiaries and mineral rights held under lease or other contractual arrangement) of the Borrower and its Restricted Subsidiaries, as of a date no earlier than the date of the Borrower’s latest audited consolidated financial statements (it being understood that the Borrower shall not be required to obtain any appraisal of any assets); minus

(b) the sum of:

(i) any amount included in (a)(i) through (a)(v) above that is attributable to minority interests;

(ii) any net gas balancing liabilities of the Borrower and its Restricted Subsidiaries reflected in the Borrower’s latest audited consolidated financial statements;

(iii) to the extent included in (a)(i) above, the estimated discounted future net revenues, calculated in accordance with the SEC guidelines (utilizing the prices and costs as provided in (a)(i)), attributable to reserves that are required to be delivered to third parties to fully satisfy the obligations of the Borrower and its Restricted Subsidiaries with respect to Volumetric Production Payments (determined, if applicable, using the schedules specified with respect thereto); and

(iv) to the extent included in (a)(i) above, the estimated discounted future net revenues, calculated in accordance with SEC guidelines (utilizing prices and costs as provided in (a)(i)), attributable to reserves subject to Dollar- Denominated Production Payments that, based on the estimates of production and price assumptions included in determining the estimated discounted future net revenues specified in (a)(i) above, would be necessary to fully satisfy the payment obligations of the Borrower and its Restricted Subsidiaries with respect to Dollar- Denominated Production Payments (determined, if applicable, using the schedules specified with respect thereto).

If the Borrower changes its method of accounting from the full cost method of accounting to the successful efforts or a similar method, “Adjusted Consolidated Net Tangible Assets” will continue to be calculated as if the Borrower were still using the full cost method of accounting.

“Adjusted Total Commitment” shall mean, at any time, the Total Commitment less the aggregate amount of Commitments of all Defaulting Lenders.

“Administrative Agent” shall mean JPMorgan Chase Bank, N.A., as the administrative agent for the Lenders under this Agreement and the other Credit Documents, or any successor administrative agent appointed in accordance with the provisions of Section 12.9.

“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 13.2, or such other address or account as the Administrative Agent may from time to time notify in writing to the Borrower and the Lenders.

“Administrative Questionnaire” shall mean, for each Lender, an administrative questionnaire in a form approved by the Administrative Agent.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. “Controlling” (“controlling”) and “controlled” shall have meanings correlative thereto.

“Affiliated Institutional Lender” shall mean any investment fund managed or advised by Affiliates of a Co-Investor that is a bona fide debt fund and that extends credit or buys loans in the ordinary course of business.

“Affiliated Lender” shall mean a Lender that is a Co-Investor or any Affiliate thereof (other than Holdings, any other Subsidiary of Holdings, the Borrower or any Affiliated Institutional Lender).

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreement” shall mean this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Alternate Currency” shall mean, with respect to any Letter of Credit, Euro and any other currency agreed to by the Administrative Agent or the Issuing Banks.

“Alternate Currency Letter of Credit” shall mean any Letter of Credit denominated in an Alternate Currency.

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Equity Amount” shall mean, at any time, (the “Applicable Equity Amount Reference Time”), an amount equal to, without duplication:

(a) the amount of any capital contributions made in cash to, or any proceeds of an equity issuance received by, the Borrower during the period from and including the Business Day immediately following the Closing Date, through and including the Applicable Equity Amount Reference Time, including proceeds from the issuance of Equity Interests of any direct or indirect parent of the Borrower, but excluding all proceeds from the issuance of Disqualified Stock;

minus

(b) the sum, without duplication, of

(i) the aggregate amount of any Investments made by the Borrower or any Restricted Subsidiary pursuant to Section 10.5(g)(iii)(B) and Section 10.5(h)(ii) after the Closing Date and prior to the Applicable Equity Amount Reference Time;

(ii) the aggregate amount of any Restricted Payments made by the Borrower pursuant to Section 10.6(j) after the Closing Date and prior to the Applicable Equity Amount Reference Time; and

(iii) the aggregate amount of prepayments, repurchases, redemptions and defeasances made by the Borrower or any Restricted Subsidiary pursuant to Section 10.7(c)(iii) after the Closing Date and prior to the Applicable Equity Amount Reference Time.

“Applicable Margin” shall mean, for any day, with respect to any ABR Loan or LIBOR Loan, as the case may be, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	X < 25%	≥ 25% X < 50%	≥ 50% X < 75%	≥ 75% X < 90%	X ≥ 90%
LIBOR Loans	2.75%	3.00%	3.25%	3.50%	3.75%
ABR Loans	1.75%	2.00%	2.25%	2.50%	2.75%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Approved Fund” shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Petroleum Engineers” shall mean (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company, L.P., (c) DeGolyer and MacNaughton, (d) Cawley, Gillespie & Associates, Inc., and (e) at the Borrower’s option, any other independent petroleum engineers selected by the Borrower and reasonably acceptable to the Administrative Agent.

“Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit G or such other form (including electronic records generated by the use of an electronic platform) as may be approved by the Administrative Agent.

“Authorized Officer” shall mean as to any Person, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, the Assistant or Vice Treasurer, the Vice President-Finance, the General Counsel and any manager, managing member or general partner, in each case, of such Person, and any other senior officer designated as such in writing to the Administrative Agent by such Person. Any document delivered hereunder that is signed by an Authorized Officer shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of the Borrower or any other Credit Party and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.

“Auto-Extension Letter of Credit” shall have the meaning provided in Section 3.2(b).

“Available Commitment” shall mean, at any time, (a) the Loan Limit at such time minus (b) the aggregate Total Exposures of all Lenders at such time.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Price Deck” shall mean the Administrative Agent’s forward curve for each of oil, natural gas and other Hydrocarbons, as applicable, furnished to the Borrower by the Administrative Agent from time to time in accordance with the terms of this Agreement.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Margin).

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBOR Rate:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Reuters Screen LIBOR01 Page permanently or indefinitely ceases to provide the Reuters Screen LIBOR01 Page; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR Rate:

(1) a public statement or publication of information by or on behalf of the administrator of the Reuters Screen LIBOR01 Page announcing that such administrator has ceased or will cease to provide the Reuters Screen LIBOR01 Page, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Reuters Screen LIBOR01 Page;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Reuters Screen LIBOR01 Page, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Reuters Screen LIBOR01 Page, a resolution authority with jurisdiction over the administrator for the Reuters Screen LIBOR01 Page or a court or an entity with similar insolvency or resolution authority over the administrator for the Reuters Screen LIBOR01 Page, in each case which states that the administrator of the Reuters Screen LIBOR01 Page has ceased or will cease to provide the Reuters Screen LIBOR01 Page permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Reuters Screen LIBOR01 Page; and/or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Reuters Screen LIBOR01 Page announcing that the Reuters Screen LIBOR01 Page is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate and solely to the extent that the LIBOR Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with Section 2.10 and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to Section 2.10.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Bankruptcy Code” shall have the meaning provided in Section 11.5.

“benefited Lender” shall have the meaning provided in Section 13.8.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” shall mean, as to any Person, the board of directors or other governing body of such Person, or if such Person is owned or managed by a single entity, the board of directors or other governing body of such entity.

“Borrower” shall have the meaning provided in the introductory paragraph hereto.

“Borrowing” shall mean the incurrence of one Type of Loan on a given date (or resulting from conversions on a given date) having, in the case of LIBOR Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of LIBOR Loans).

“Borrowing Base” shall mean, at any time, an amount equal to the amount determined in accordance with Section 2.14, as the same may be adjusted from time to time pursuant to the provisions thereof.

“Borrowing Base Deficiency” occurs if, at any time, the aggregate Total Exposure of all Lenders exceeds the Borrowing Base then in effect. The amount of the Borrowing Base Deficiency is the amount by which the Total Exposure of all Lenders exceeds the Borrowing Base then in effect.

“Borrowing Base Properties” shall mean the Oil and Gas Properties of the Credit Parties included in the Initial Reserve Report and thereafter in the Reserve Report most recently delivered pursuant to Section 9.14, together with the Hydrocarbon Interests on which such Oil and Gas Properties are located or to which such Oil and Gas Properties are attributed.

“Borrowing Base Required Lenders” shall mean, at any date, (a) Non-Defaulting Lenders having or holding 100% of the Adjusted Total Commitment at such date or (b) if the Total Commitment has been terminated, Lenders having or holding 100% of the outstanding principal amount of the Loans, the Swingline Exposure and Letter of Credit Exposure (excluding the Loans, Swingline Exposure and Letter of Credit Exposure of Defaulting Lenders) in the aggregate at such date.

“Borrowing Base Utilization Percentage” shall mean, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the aggregate Total Exposures of all Lenders on such day, and the denominator of which is the Borrowing Base in effect on such day; provided that if, as of any day, the Borrowing Base equals $0, then the Borrowing Base Utilization Percentage shall be deemed to equal 100%.

“Borrowing Base Value” shall mean, with respect to any Oil and Gas Property of evaluated in the determination of the Borrowing Base or any Hedge Transaction in respect of commodities, the value attributed to such asset in connection with the most recent determination of the Borrowing Base (which Borrowing Base was approved by the Borrowing Base Required Lenders or the Required Lenders, as applicable, in accordance with Section 2.14).

“Budget” shall have the meaning provided in Section 9.1(k).

“Business Day” shall mean any day excluding Saturday, Sunday and any other day on which banking institutions in New York City or Houston, Texas are authorized by law or other governmental actions to close, and, if such day relates to (a) any interest rate settings as to a LIBOR Loan, (b) any fundings, disbursements, settlements and payments in respect of any such LIBOR Loan, or (c) any other dealings pursuant to this Agreement in respect of any such LIBOR Loan, such day shall be a day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market.

“Capital Lease” shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person; provided that leases that are recharacterized as Capital Leases due to a change in GAAP after January 1, 2017 shall not be treated as Capital Leases for any purpose under this Agreement but shall instead be treated as they would have been in accordance with GAAP as in effect on January 1, 2017.

“Capitalized Lease Obligations” shall mean, as applied to any Person, all obligations under Capital Leases of such Person or any of its Restricted Subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP; provided that obligations that are recharacterized as Capitalized Lease Obligations due to a change in GAAP after January 1, 2017 shall not be treated as Capitalized Lease Obligations for any purpose under this Agreement but shall instead be treated as they would have been in accordance with GAAP as in effect on January 1, 2017.

“Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a person during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in accordance with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of such Person and its subsidiaries.

“Cash Collateral” shall have the meaning provided in Section 3.8.

“Cash Collateralize” shall have the meaning provided in Section 3.8(c).

“Cash Management Agreement” shall mean any agreement entered into from time to time by the Borrower or any of the Borrower’s Restricted Subsidiaries in connection with cash management services for collections, other Cash Management Services and for operating, payroll and trust accounts of such Person, including automatic clearing house services, controlled disbursement services, electronic funds transfer services, lockbox services, stop payment services and wire transfer services.

“Cash Management Bank” shall mean any Person that either (a) is at the time it provides Cash Management Services or (b) becomes at any time after it has provided any Cash Management Services for which the Borrower or any Restricted Subsidiary has, as of such time, continuing obligations in connection with, or in respect of, any Cash Management Services, a Lender or an Agent or an Affiliate of a Lender or an Agent.

“Cash Management Obligations” shall mean obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in connection with, or in respect of, any Cash Management Services.

“Cash Management Services” shall mean (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services, including any Cash Management Agreement.

“Casualty Event” shall mean, with respect to any property or asset, (a) any damage to, destruction of, or other casualty or loss involving, any such property or asset or (b) any seizure, condemnation, confiscation or taking under the power of eminent domain of, or any requisition of title or use of, or relating to, or any similar event in respect of, any such property or asset.

“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“Change in Law” shall mean, after the Closing Date (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement), (a) the adoption of, or the taking effect of, any law, treaty, order, policy, rule or regulation, (b) any change in any law, treaty, order, policy, rule or regulation or in the administrative, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender with any guideline, request, directive or order enacted or promulgated by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law); provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be included as a Change in Law regardless of the date adopted, enacted, promulgated or implemented and shall, but only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a)(ii) and (c) of Section 2.10 generally on other borrowers of loans under United States reserve-based credit facilities; provided that no Lender shall be required to disclose any confidential or proprietary information in connection therewith.

“Change of Control” shall mean and be deemed to have occurred if:

(a) any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than Permitted Holders acquires the ownership, directly or indirectly, beneficially or of record, of Equity Interests representing more than the greater of 35% and the percentage beneficially owned by the Permitted Holders of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings;

(b) during any period of twelve (12) consecutive months, a majority of the seats (other than vacant seats) on the Board of Directors of Holdings shall be occupied by individuals who were not (1) nominated by the Board of Directors of Holdings or a Permitted Holder, (2) appointed by directors so nominated or (3) appointed by a Permitted Holder;

(c) Holdings shall at any time cease to own, directly or indirectly through one or more Intermediate Entities, 100% of the Equity Interests of the Borrower; or

(d) a “Change of Control” (as defined in (i) the Junior Lien Indenture or the Stone Energy Notes Indenture, (ii) any indenture or credit agreement in respect of Permitted Additional Debt that constitutes Material Indebtedness, or (iii) any indenture or credit agreement in respect of any Permitted Refinancing Indebtedness with respect to the Junior Lien Indenture or the Stone Energy Notes Indenture that constitutes Material Indebtedness) shall have occurred.

“Class” (a) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Existing Loans, Extended Loans (of the same Extension Series) or Swingline Loans; (b) when used in reference to any Commitment, refers to whether such Commitment is an Existing Commitment, an Extended Commitment (of each Extension Series) or a Swingline Commitment and (c) when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a single class.

“Closing Date” shall mean May 10, 2018.

“Closing Date Loans” shall have the meaning provided in the recitals to this Agreement.

“Closing Date Reserve Report” shall mean one or more reserve reports prepared as of December 31, 2017, by one or more Approved Petroleum Engineers with respect to (i) the Proved Reserves of the Borrower and its Restricted Domestic Subsidiaries and (b) the Proved Reserves of Stone Energy and its Subsidiaries.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Co-Investors” shall mean (a) the Sponsors, (b) any other investors party to that certain Second Amended and Restated Limited Liability Company Agreement of Talos Energy LLC, dated effective June 7, 2012 (as amended from time to time to the date hereof), disclosed to the Lead Arrangers on or prior to the Closing Date, (c) Franklin, (d) MacKay and (e) the respective Affiliates of the investors described in clauses (b), (c), and (d) (but excluding in each case any of their respective operating portfolio companies).

“Collateral” shall have the meaning provided for such term in each of the Security Documents and shall include any and all assets securing or intended to secure any or all of the Obligations; provided that with respect to any Mortgages, “Collateral,” as defined herein, shall include “Mortgaged Property” as defined therein.

“Collateral Agent” shall mean JPMorgan Chase Bank, N.A., as collateral agent under the Security Documents, or any successor collateral agent appointed in accordance with the provisions of Section 12.9.

“Collateral Agreement” shall mean the Collateral Agreement of even date herewith by and among the Borrower, the other grantors party thereto and the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit E hereto.

“Collateral Coverage Minimum” shall mean that the Mortgaged Properties shall comprise at least 90% of the PV-10 of the Credit Parties’ total Proved Reserves and at least 90% of the PV-10 of the Credit Parties’ total Proved Developed Producing Reserves, in each case, included in the most recent Reserve Report delivered pursuant to Section 9.14.

“Commitment” shall mean, (a) with respect to each Lender that is a Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s “Commitment” and (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Commitment or in the Incremental Agreement pursuant to which such Lender joined this Agreement and made its initial Commitment, in each case as the same may be increased, decreased or otherwise adjusted from time to time pursuant to terms of this Agreement. The aggregate amount of the Commitments as of the Closing Date is $600,000,000.

“Commitment Fee” shall have the meaning provided in Section 4.1(a).

“Commitment Fee Rate” shall mean, for any day, with respect to the Available Commitment on such day, the applicable rate per annum set forth next to the row heading “Commitment Fee Rate” in the definition of “Applicable Margin” and based upon the Borrowing Base Utilization Percentage in effect on such day.

“Commitment Percentage” shall mean, at any time, for each Lender, the percentage obtained by dividing (a) such Lender’s Commitment at such time by (b) the amount of the Total Commitment at such time; provided that at any time when the Total Commitment shall have been terminated, each Lender’s Commitment Percentage shall be the percentage obtained by dividing (i) such Lender’s Total Exposure at such time by (ii) the aggregate Total Exposures of all Lenders at such time.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:

(1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time;

provided, further, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”

“Confidential Information” shall have the meaning provided in Section 13.16.

“Consolidated Current Assets” means, as of any date of determination, the current assets of the Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, plus, to the extent not already included therein, all Available Commitments as of such date; provided that for purposes of this definition, current assets shall exclude non-cash assets required to be included in consolidated current assets of the Borrower and its Restricted Subsidiaries as a result of the application of Accounting Standards Codifications 815 or 410.

“Consolidated Current Liabilities” means, as of any date of determination, the current liabilities of the Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, minus, to the extent included therein, the current portion of long-term Indebtedness outstanding under this Agreement; provided that for purposes of this definition, current liabilities shall exclude non-cash liabilities required to be included in consolidated current liabilities of the Borrower and its Restricted Subsidiaries as a result of the application of Accounting Standards Codifications 815 or 410, but shall expressly include any unpaid liabilities for cash charges or payments that have been incurred as a result of the termination of any Hedge Transaction.

“Consolidated Net Income” shall mean, with respect to any Person for any period, the aggregate of the Net Income of such Person and its subsidiaries for such period, on a consolidated basis; provided, however, that, without duplication,

(i) any net after tax extraordinary, nonrecurring or unusual gains or losses or income or expense or charge (less all fees and expenses relating thereto) including any severance, relocation, operating expenses directly attributable to the implementation of cost savings initiatives, any expenses related to any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, fees, expenses or charges relating to facilities closing costs, curtailments or modifications to pension and post-retirement employee benefit plans, excess pension charges, acquisition integration costs, facilities opening costs, project start-up costs, signing, retention or completion bonuses, and expenses or charges related to any offering of Equity Interests or debt securities of the Borrower, Holdings or any Parent Entity, any Investment, acquisition, Disposition, recapitalization or issuance, repayment, refinancing, amendment or modification of Indebtedness (in each case, whether or not successful), and any fees, expenses, charges or change in control payments related to the Transactions (including any Transaction Expenses incurred before, on or after the Closing Date), in each case, shall be excluded,

(ii) any net after tax income or loss from Disposed of, abandoned, transferred, closed or discontinued operations or fixed assets and any net after tax gain or loss on disposal of Disposed of, abandoned, transferred, closed or discontinued operations or fixed assets shall be excluded,

(iii) any net after tax gain or loss (less all fees and expenses or charges relating thereto) attributable to business Dispositions or asset Dispositions other than in the ordinary course of business (as determined in good faith by the management of the Borrower) shall be excluded,

(iv) any net after tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of Indebtedness, Hedge Transactions or other derivative instruments shall be excluded,

(v) (A) the Net Income for such period of any Person that is not a subsidiary of such Person, or is a Restricted Foreign Subsidiary or an Unrestricted Subsidiary or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent Person or a subsidiary thereof (other than a Restricted Foreign Subsidiary or an Unrestricted Subsidiary of such referent Person) in respect of such period and (B) the Net Income for such period shall include any ordinary course dividend, distribution or other payment in cash (or to the extent converted into cash) received by the referent Person or a subsidiary thereof (other than a Restricted Foreign Subsidiary or an Unrestricted Subsidiary of such referent Person) from any Person in excess of, but without duplication of, the amounts included in subclause (A),

(vi) the cumulative effect of a change in accounting principles during such period shall be excluded,

(vii) effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such Person and its Subsidiaries) in component amounts required or permitted by GAAP, resulting from the application of purchase accounting or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(viii) any impairment charges or asset write-offs, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP, and any impairment charges, asset write-offs or write-down, including ceiling test write-downs, on Oil and Gas Properties under GAAP or SEC guidelines shall be excluded,

(ix) any noncash compensation charge or expenses realized or resulting from stock option plans, employee benefit plans or post-employment benefit plans, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, preferred stock or other rights shall be excluded,

(x) accruals and reserves that are established or adjusted within twelve months after the Closing Date and that are so required to be established or adjusted in accordance with GAAP or as a result of adoption or modification of accounting policies shall be excluded,

(xi) non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretations shall be excluded,

(xii) any currency translation gains and losses related to currency remeasurements of Indebtedness shall be excluded,

(xiii) (i) the non-cash portion of “straight-line” rent expense shall be excluded and (ii) the cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included,

(xiv) (a) to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (i) not denied by the applicable carrier in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption shall be excluded and (b) amounts estimated in good faith to be received from insurance in respect of lost revenues or earnings in respect of liability or casualty events or business interruption shall be included (with a deduction for amounts actually received up to such estimated amount to the extent included in Net Income in a future period),

(xv) without duplication, an amount equal to the amount of distributions actually made to any parent or equity holder of such Person in respect of such period in accordance with Section 10.6(f)(i)(B) shall be included as though such amounts had been paid as income taxes directly by such person for such period, and

(xvi) non-cash charges for deferred tax asset valuation allowances shall be excluded (except to the extent reversing a previously recognized increase to net income).

“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Domestic Subsidiaries, without giving effect to any amortization of the amount of intangible assets since the Closing Date, calculated on a pro forma basis after giving effect to any subsequent acquisition or Disposition of a Person or business.

“Consolidated Total Debt” shall mean, as of any date of determination, (a) the sum of (without duplication) all Indebtedness (other than letters of credit or bank guarantees, to the extent undrawn) consisting of

Capital Lease Obligations, Indebtedness for borrowed money and Disqualified Stock of the Borrower and the Restricted Subsidiaries on such date determined on a consolidated basis in accordance with GAAP (provided that the amount of any Capitalized Lease Obligations or any such Indebtedness issued at a discount to its face value shall be determined in accordance with GAAP) minus (b) the aggregate amount of Unrestricted Cash subject to a Control Agreement on such date up to (but not exceeding) $50,000,000.

“Consolidated Total Debt to EBITDAX Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the most recent Test Period to (b) EBITDAX for such Test Period; provided that the Consolidated Total Debt to EBITDAX Ratio shall be determined for the relevant Test Period on a Pro Forma Basis.

“Contractual Requirement” shall have the meaning provided in Section 8.3.

“Control Agreement” shall mean a control agreement or other similar agreement by and among an Agent, a Credit Party and the depositary bank, securities intermediary or commodities intermediary, as applicable, in form and substance reasonably satisfactory to the Collateral Agent, in order to give the Collateral Agent “control” (within the meaning set forth in Section 9-104) of the UCC) of such account.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBOR Rate.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 13.25.

“Credit Documents” shall mean this Agreement, the Guarantee, the Security Documents, each Letter of Credit, any promissory notes issued by the Borrower under this Agreement, any Extension Amendment, any Incremental Agreement and any Intercreditor Agreement with respect to the Facility entered into on or after the Closing Date to which the Collateral Agent is party.

“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Loan and the issuance of a Letter of Credit.

“Credit Party” shall mean each of the Borrower and the Guarantors.

“Cure Amount” shall have the meaning provided in Section 11.12(a).

“Cure Deadline” shall have the meaning provided in Section 11.12(a).

“Cure Right” shall have the meaning provided in Section 11.12(a).

“Current Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Current Assets as of the last day of the most recent Test Period ended on or prior to such date of determination to (b) Consolidated Current Liabilities as of the last day of such Test Period.

“Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” shall have the meaning provided in Section 2.8(c).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” shall mean any Lender whose acts or failures to act, whether directly or indirectly, cause it to meet any part of the definition of “Lender Default”.

“Disposition” shall have the meaning provided in Section 10.4.

“Dispose” or “Disposed of” shall have a correlative meaning to the defined term of “Disposition”.

“Disqualified Stock” shall mean, with respect to any Person, any Equity Interests of such Person that, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than as a result of a change of control or asset sale to the extent the terms of such Equity Interests provide that such Equity Interests shall not be required to be repurchased or redeemed until the Latest Maturity Date as in effect at the time of issuance has occurred or such repurchase or redemption is otherwise permitted by this Agreement (including as a result of a waiver hereunder)), in whole or in part, in each case prior to the date that is 180 days after the Latest Maturity Date hereunder as in effect at the time of issuance; provided that, if such Equity Interests are issued to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Equity Interests held by any future, present or former employee, director, manager or consultant of the Borrower, any of its Subsidiaries or any of its Parent Entities or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the board of directors or managers of the Borrower, in each case pursuant to any equity holders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries.

“Distressed Person” shall have the meaning provided in the definition of “Lender-Related Distress Event”.

“Dollar-Denominated Production Payments” shall mean production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“Dollar Equivalent” shall mean, at the time of determination thereof, (a) if an amount is expressed in Dollars, such amount, (b) if an amount is expressed in an Alternate Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of the Dollars with the Alternate Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Thomson Reuters Corp., Refinitiv, or any successor thereto (“Reuters”) source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of dollars with the Alternate Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion).

“Dollars” and “$” shall mean dollars in lawful currency of the United States of America.

“Domestic Subsidiary” shall mean each Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof, or the District of Columbia.

“Drawing” shall have the meaning provided in Section 3.4(b).

“Early Maturity Test Date” shall mean the date that is 120 days immediately prior to the final maturity of the Junior Lien Notes as in effect on Closing Date.

“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.10 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBOR Rate, and

(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“ EBITDAX” shall mean, with respect to the Borrower and the Restricted Domestic Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Borrower and the Restricted Domestic Subsidiaries for such period plus (a) the sum of (in each case without duplication and to the extent the respective amounts described in subclauses (i) through (xii) of this clause (a) are otherwise deducted (and not added back) in arriving at such Consolidated Net Income for the respective period for which EBITDAX is being determined):

(i) provision for Taxes based on income, profits or capital of the Borrower and the Restricted Domestic Subsidiaries for such period, including, without limitation, state, franchise and similar taxes and foreign withholding taxes (including penalties and interest related to taxes or arising from tax examinations),

(ii) Interest Expense (and to the extent not included in Interest Expense, (x) solely to the extent deducted from Consolidated Net Income, all cash dividend payments (excluding items eliminated in consolidation) on any series of preferred stock or Disqualified Stock and (y) costs of surety bonds in connection with financing activities and costs and expenses in connection with surety and bonding requirements) of the Borrower and the Restricted Domestic Subsidiaries for such period (net of interest income of the Borrower and the Restricted Domestic Subsidiaries for such period),

(iii) depreciation, depletion and amortization expenses of the Borrower and the Restricted Domestic Subsidiaries for such period including, the amortization of intangible assets, deferred financing fees and Capitalized Software Expenditures, accretion on asset retirement obligations in accordance with ASC 410 Asset Retirement and Environmental Obligations and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits,

(iv) business optimization expenses and other restructuring charges or reserves (which, for the avoidance of doubt, shall include, without limitation, the effect of inventory optimization programs, facility closure, facility consolidations, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges),

(v) any other non-cash charges; provided that, for purposes of this subclause (v), any non-cash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made (but excluding, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period),

(vi) the amount of management, consulting, monitoring, transaction and advisory fees and related expenses paid to the Sponsors and any other Co-Investor (or any accruals related to such fees and related expenses) during such period to the extent permitted under Section 9.9(j),

(vii) any costs or expense incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or a Subsidiary Guarantor or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Stock),

(viii) any deductions (less any additions) attributable to minority interests except, in each case, to the extent of cash paid or received,

(ix) the amount of any loss attributable to a new plant or facility, until the date that is 12 months after the date of completing construction of or acquiring such plant or facility, as the case may be; provided that (A) such losses are reasonably identifiable and factually supportable and certified by a responsible officer of the Borrower and (B) losses attributable to such plant or facility after 12 months from the date of completing such construction of or acquiring such plant or facility, as the case may be, shall not be included in this clause (ix),

(x) exploration expenses or costs (to the extent the Borrower adopts the successful efforts method of accounting),

(xi) with respect to any joint venture that is not a Restricted Domestic Subsidiary and solely to the extent relating to any net income referred to in clause (v) of the definition of “Consolidated Net Income”, an amount equal to the proportion of those items described in clauses (i) and (ii) above relating to such joint venture corresponding to the Borrower’s and the Restricted Domestic Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Restricted Domestic Subsidiary), and

(xii) one-time costs associated with commencing Public Company Compliance;

minus (b) the sum of (without duplication and to the extent the amounts described in this clause (b) increased such Consolidated Net Income for the respective period for which EBITDAX is being determined) non-cash items increasing Consolidated Net Income of the Borrower and the Restricted Domestic Subsidiaries for such period (but excluding any such items (A) in respect of which cash was received in a prior period or will be received in a future period or (B) which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced EBITDAX in any prior period).

Notwithstanding anything to the contrary contained herein and subject to adjustments as provided under clause (a)(x) above and other adjustments permitted hereunder with respect to acquisitions, Dispositions, and other transactions occurring following the Closing Date and pursuant to the definition of “Pro Forma Basis”, EBITDAX for any period of four-consecutive fiscal quarters ending on or before September 30, 2018, such amounts shall be annualized (i) for the fiscal quarter ending March 31, 2018, by taking EBITDAX for the fiscal quarter ending March 31, 2018, and multiplying it by four (4); (ii) for the fiscal quarter ending June 30, 2018, by taking EBITDAX for the two fiscal quarters ending June 30, 2018 and multiplying it by two (2); and (iii) for the fiscal quarter ending September 30, 2018, by taking EBITDAX for the three (3) fiscal quarters ending September 30, 2018, and multiplying it by four (4) and dividing it by three (3). EBITDAX will be deemed to be $140,000,000 for the fiscal quarter ended March 31, 2018.

Notwithstanding the foregoing, the aggregate amount of add-backs made pursuant to subclause (iv) above and the aggregate amount of operating expense reductions and other operating improvements, synergies or cost savings reasonably expected to result from the Transactions that are included in EBITDAX in any four-fiscal-quarter period shall not exceed 15% of EBITDAX (prior to giving effect to such add-backs) for such period.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Engineering Reports” shall have the meaning provided in Section 2.14(c).

“Environmental Claims” shall mean any and all actions, suits, orders, decrees, demands, demand letters, claims, liens, notices of noncompliance, restrictions on use, operations or transferability, violation or potential responsibility or investigation (other than internal reports prepared by or on behalf of the Borrower or any of the Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings arising under or based upon any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereinafter, “Claims”), including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to the presence, release or threatened release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands.

“Environmental Law” shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment, including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands, or human health or safety (to the extent relating to human exposure to Hazardous Materials), or Hazardous Materials.

“Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect on the Closing Date and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) that together with the Borrower would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” shall mean the lawful single currency unit of the Participating Member States.

“Event of Default” shall have the meaning provided in Section 11.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Rate” shall mean on any day with respect to any currency (other than Dollars), the applicable currency exchange rate determined by reference to clauses (b) and (c) of the definition of “Dollar Equivalent” in this Agreement.

“Excluded Accounts” shall mean (a) each account all or substantially all of the deposits in which consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Borrower and its Subsidiaries, (b) fiduciary accounts, (c) each account listed on Schedule 1.1(i) and (d) other accounts so long as the aggregate average daily maximum balance in any such other account over a 30-day period does not at any time exceed $1,000,000; provided that the aggregate daily maximum balance for all such bank accounts excluded pursuant to this clause (d) on any day shall not exceed $5,000,000; provided that in no event shall any of the principal operating or collection accounts (including any accounts into which any purchaser remits the proceeds for the sale of Hydrocarbons or Oil and Gas Properties) of the Borrower or any other Credit Party constitute an Excluded Account.

“Excluded Equity Interests” shall mean (a) any Equity Interests with respect to that, in the reasonable judgment of the Administrative Agent and the Borrower evidenced in writing delivered to the Agent, the cost or other consequences of pledging such Equity Interests in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom, (b) solely in the case of any pledge of Equity Interests of any Foreign Subsidiary or FSHCO (in each case, that is owned directly by the Borrower or a Guarantor) to secure the Obligations, any Equity Interest that is Voting Stock of such Foreign Subsidiary or FSHCO in excess of 65% of the outstanding Equity Interests of such class, (c) any Equity Interests to the extent the pledge thereof would be prohibited by any Requirement of Law, (d) in the case of (i) any Equity Interests of any Subsidiary to the extent the pledge of such Equity Interests is prohibited by Contractual Requirements or (ii) any Equity Interests of any Subsidiary that is not a Wholly owned Subsidiary at the time such Subsidiary becomes a Subsidiary, any Equity Interests of each such Subsidiary described in clause (i) or (ii) to the extent (A) that a pledge thereof to secure the Obligations is prohibited by any applicable Contractual Requirement (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable Requirements of Law), (B) any Contractual Requirement prohibits such a pledge without the consent of any other party; provided that this clause (B) shall not apply if (1) such other party is a Credit Party or a Wholly owned Subsidiary or (2) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Borrower or any Subsidiary to obtain any such consent) and for so long as such Contractual Requirement or replacement or renewal thereof is in effect, or (C) a pledge thereof to secure the Obligations would give any other party (other than a Credit Party or a Wholly owned Subsidiary) to any Contractual Requirement governing such Equity Interests the right to terminate its obligations thereunder (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable Requirement of Law), (e) the Equity Interests of any Immaterial Subsidiary and any Unrestricted Subsidiary, (f) the Equity Interests of any Subsidiary of a Foreign Subsidiary, (g) any Equity Interests of any Subsidiary to the extent that the pledge of such Equity Interests would result in material adverse tax consequences to the Borrower or any Subsidiary as reasonably determined by the Borrower in consultation with the Administrative Agent, and (h) any Equity Interests set forth on Schedule 1.1(b) that have been identified on or prior to the Closing Date in writing to the Administrative Agent by an Authorized Officer of the Borrower and agreed to by the Administrative Agent.

“Excluded Hedge Obligation” shall mean, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party with respect to, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof or other agreement or undertaking agreeing to guaranty, repay, indemnify or otherwise be liable therefor) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty obligation or other liability of such Credit Party or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty obligation or other liability or security interest is or becomes illegal.

“Excluded Subsidiary” shall mean (a) each Domestic Subsidiary listed on Schedule 1.1(c) and each future Domestic Subsidiary, in each case, for so long as any such Subsidiary does not constitute a Material Subsidiary, (b) each Domestic Subsidiary that is not a Wholly owned Subsidiary (for so long as such Subsidiary remains a non wholly owned Restricted Subsidiary), (c) each Domestic Subsidiary that is prohibited by any applicable Contractual Requirement (but only to the extent such Contractual Requirement is not entered into in contemplation of such prohibition) from guaranteeing or granting Liens to secure the Obligations at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect) and each Domestic Subsidiary that is prohibited by any applicable Requirement of Law from guaranteeing or granting Liens to secure the Obligations (and for so long as such restriction or any replacement or renewal thereof is in effect) or that would require consent, approval, license or authorization of a Governmental Authority to guarantee or grant Liens to secure the Obligations (unless such consent, approval, license or authorization has been received), (d) any Foreign Subsidiary, (e) any Domestic Subsidiary (i) that owns no material assets (directly or through its Subsidiaries) other than equity interests of one or more Foreign Subsidiaries that are CFCs or (ii) that is a direct or indirect Subsidiary of a Foreign Subsidiary, (f) each other Domestic Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness of the type incurred pursuant to Section 10.1(k) and would be permitted by the proviso contained in subclause (C) of Section 10.1(k)(i) and each Restricted Subsidiary thereof that guarantees such Indebtedness to the extent and so long as the financing documentation relating to such Permitted Acquisition to which such Restricted Subsidiary is a party prohibits such Restricted Subsidiary from guaranteeing or granting a Lien on any of its assets to secure the Obligations, (g) any other Domestic Subsidiary with respect to which, (x) in the reasonable judgment of the Administrative Agent (and acknowledged in writing by the Administrative Agent) and the Borrower, the cost or other consequences of providing a Guarantee of or granting Liens to secure the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) providing such a Guarantee or granting such Liens would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, and (h) each Unrestricted Subsidiary.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, (i) Taxes imposed on or measured by its overall net income or branch profits (however denominated, and including (for the avoidance of doubt) any backup withholding in respect thereof under Section 3406 of the Code or any similar provision of state, local or foreign law), and franchise (and similar) Taxes imposed on it (in lieu of net income Taxes), in each case by a jurisdiction (including any political subdivision thereof) as a result of such recipient being organized in, having its principal office in, or in the case of any Lender, having its applicable lending office in, such jurisdiction, or as a result of any other present or former connection with such jurisdiction (other than any such connection arising solely from this Agreement or any other Credit Documents or any transactions contemplated thereunder), (ii) U.S. federal withholding Tax imposed on any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document that is required to be imposed on amounts payable to a Lender (other than to the extent such Lender is an assignee pursuant to a request by the Borrower under Section 13.7) pursuant to laws in force at the time such Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts or indemnification payments from any Credit Party with respect to such withholding Tax pursuant to Section 5.4, (iii) any withholding Tax imposed on any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document that is attributable to the Administrative Agent’s, any Lender’s or any other recipient’s failure to comply with Section 5.4(d) or (e) or (iv) any Tax imposed under FATCA.

“Existing Class” shall have the meaning provided in Section 2.17.

“Existing Commitment” shall have the meaning provided in Section 2.17.

“Existing Commitment Class” shall have the meaning provided in Section 2.17.

“Existing Letters of Credit” shall mean each letter of credit existing on the Closing Date and identified on Schedule 1.1(d) and any amendments, extensions and renewals thereof.

“Existing Loans” shall have the meaning provided in Section 2.17.

“Existing Talos Energy” shall have the meaning provided in the recitals to this Agreement.

“Extended Commitments” shall have the meaning provided in Section 2.17.

“Extended Loans” shall have the meaning provided in Section 2.17.

“Extending Lender” shall have the meaning provided in Section 2.17.

“Extension Amendment” shall have the meaning provided in Section 2.17.

“Extension Date” shall have the meaning provided in Section 2.17.

“Extension Election” shall have the meaning provided in Section 2.17.

“Extension Request” shall have the meaning provided in Section 2.17.

“Extension Series” shall mean all Extended Commitments that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Commitments provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, maturity and other terms.

“Facility” shall mean this Agreement and the Commitments and the extensions of credit made hereunder.

“Fair Market Value” shall mean, with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a Disposition of such asset at such date of determination assuming a Disposition by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as determined by the Borrower in good faith.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s Website from time to time, and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Financial Officer” of any Person shall mean the Chief Financial Officer, principal accounting officer, Treasurer or Assistant Treasurer of such Person.

“Financial Performance Covenant” shall mean, as the context may require, either or both of the covenants of the Borrower set forth in Section 10.11.

“First Amendment” shall mean that certain Joinder, First Amendment to Credit Agreement, and Borrowing Base Reaffirmation Agreement dated as of July 3, 2019, by and among Holdings, the Borrower, each other Credit Party, the Administrative Agent, each Issuing Bank, the Swingline Lender and the Lenders party thereto.

“First Amendment Effective Date” shall mean the first date on which all conditions precedent set forth in Section 8 of the First Amendment shall have been satisfied.

“Foreign Plan” shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any of its Subsidiaries with respect to employees employed outside the United States.

“Foreign Subsidiary” shall mean each Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Franklin” shall mean Franklin Advisers, Inc., as investment manager on behalf of certain funds and accounts.

“Fronting Fee” shall have the meaning provided in Section 4.1(c).

“FSHCO” shall mean any Domestic Subsidiary that owns (directly or through its Subsidiaries) no material assets other than the Equity Interests of one or more Foreign Subsidiaries that are CFCs.

“Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

“Governmental Authority” shall mean any nation, sovereign or government, any state, province, territory or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, including a central bank or stock exchange (including any supra-national bodies such as the European Union or the European Central Bank).

“Granting Lender” shall have the meaning provided in Section 13.6(g).

“Guarantee” shall mean the Guarantee made by any Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit C.

“Guarantee Obligations” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain financial condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (made using the assumption that such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” shall mean Holdings, each Intermediate Entity and each Domestic Subsidiary listed on Schedule 1.1(e) and each other Domestic Subsidiary (other than an Excluded Subsidiary) that becomes a party to the Guarantee after the Closing Date pursuant to Section 9.11 or otherwise.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products, natural gas or natural gas liquids, radioactive materials, friable asbestos or asbestos containing materials, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas, (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law and (c) any other chemical, material or substance that is prohibited, limited or regulated by any Environmental Law.

“Hedge Agreements” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, future contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, currency swap transactions, cross-currency rate swap transactions, currency options, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. Notwithstanding the foregoing, agreements or obligations to physically sell any commodity at any index-based price shall not be considered Hedge Agreements or Hedging Obligations, respectively.

“Hedge Bank” shall mean (a) any Person (other than the Borrower or any of its Subsidiaries) that (x) at the time it enters into a Hedge Transaction is a Lender or Agent or an Affiliate of a Lender or Agent, or (y) at any time after it enters into a Hedge Transaction it becomes a Lender or Agent or an Affiliate of a Lender or Agent or (b) with respect to any Hedge Transaction that is in effect on the Closing Date, any Person (other than the Borrower or any of its Subsidiaries) that (x) is a Lender or Agent or an Affiliate of a Lender or Agent on the Closing Date or (y) is listed on Schedule 1.1(f) (and, in the case of this clause (y), any Affiliate of such Person).

“Hedge Transaction” shall mean any trade or other transaction entered into by a Person under a Hedge Agreement.

“Hedging Condition” shall mean the circumstance that, as of the date that is 60 days following the Closing Date, the Borrower shall have delivered to the Administrative Agent reasonably satisfactory evidence demonstrating that the Credit Parties have entered into Hedge Transactions with approved counterparties with respect to not less than 50% of the quarterly projected production of oil and natural gas, calculated separately, from Proved Developed Producing Reserves included in the Initial Reserve Report for each quarter during the period of twenty-four (24) consecutive months immediately following the Closing Date at prices acceptable to the Administrative Agent.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under Hedge Transactions other than Excluded Hedge Obligations.

“Highest Lawful Rate” shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans under laws applicable to such Lender that are presently in effect or, to the extent allowed by law, under such applicable laws that may hereafter be in effect and that allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

“Historical Financial Statements” shall mean (a) the audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 2017, and the related audited statements of income and comprehensive income, statements of changes in shareholders’ equity and statements of cash flows for each of the fiscal years in the three-year period ended December 31, 2017, (b) the draft unaudited interim consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of March 31, 2018, and the related statement of income and comprehensive income, statement of changes in shareholders’ equity and statement of cash flows for each of the fiscal quarters ended March 31, 2018, and comparable financial statements for the comparable period of the prior year, each of which may be presented without commentary, footnotes or other explanatory information, (c) the audited consolidated balance sheets of Stone Energy and its consolidated Subsidiaries as of December 31, 2017, and (d) the unaudited interim consolidated balance sheets of Stone Energy and its consolidated Subsidiaries as of as of March 31, 2018, and the related statement of income and comprehensive income, statement of changes in shareholders’ equity and statement of cash flows for each of the fiscal quarters ended March 31, 2018, and comparable financial statements for the comparable period of the prior year.

“Holdings” shall have the meaning provided in the recitals to this Agreement.

“Hydrocarbon Interests” shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Hydrocarbons” shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“IBA” shall have the meaning provided in Section 1.10.

“Immaterial Subsidiary” shall mean any Subsidiary that is not a Material Subsidiary.

“Increasing Lender” shall have the meaning provided in Section 2.16.

“Incremental Agreement” shall have the meaning provided in Section 2.16.

“Incremental Increase” shall have the meaning provided in Section 2.16.

“Indebtedness” of any Person shall mean, if and to the extent (other than with respect to clause (g) below) the same would constitute indebtedness or a liability in accordance with GAAP, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (c) the deferred purchase price of assets or services that in accordance with GAAP would be required to be shown as a liability on the balance sheet of such Person (other than (i) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and (ii) obligations resulting under firm transportation contracts or take or pay contracts entered into in the ordinary course of business), (d) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (e) the principal component of all Capitalized Lease Obligations of such Person, (f) net Hedging Obligations of such Person, (g) all indebtedness (excluding prepaid interest thereon) of any other Person secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (h) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase in respect of Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock), (i) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment and (j) without duplication, all Guarantee Obligations of such Person; provided that Indebtedness shall not include (i) trade and other ordinary-course payables and accrued expenses arising in the ordinary course of business, (ii) deferred or prepaid revenues, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (iv) in the case of the Borrower and its Restricted Subsidiaries, (A) all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business and (B) intercompany liabilities in connection with the cash management, tax and accounting operations of the Borrower and the Restricted Subsidiaries, (v) obligations under the Transaction Agreement and any other agreements or instruments contemplated thereby, in each case, as amended, restated supplemented or otherwise modified from time to time, (vi) Production Payments and Reserve Sales, (vii) obligations in respect of surety and bonding requirements of the Borrower and the Restricted Subsidiaries, (viii) in-kind obligations relating to net oil, natural gas liquids or natural gas balancing positions arising in the ordinary course of business and (ix) any obligation in respect of a farm-in agreement or similar arrangement whereby such Person agrees to pay all or a share of the drilling, completion or other expenses of an exploratory or development well (which agreement may be subject to a maximum payment obligation, after which expenses are shared in accordance with the working or participation interest therein or in accordance with the agreement of the parties) or perform the drilling, completion or other operation on such well in exchange for an ownership interest in an oil or gas property.

For purposes hereof, the amount of any net Hedging Obligations on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (g) above shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” shall have the meaning provided in Section 13.5.

“Indemnified Taxes” shall mean all Taxes imposed on or with respect to or measured by, any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document other than (a) Excluded Taxes and (b) Other Taxes.

“Industry Investment” shall mean Investments and/or expenditures made in the ordinary course of, and of a nature that is or shall have become customary in, the Oil and Gas Business as a means of actively engaging therein through agreements, transactions, interests or arrangements that permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of Oil and Gas Business jointly with third parties, including: (1) ownership interests (directly or through equity) in oil and gas properties or gathering, transportation, processing, or related systems; and (2) Investments and/or expenditures in the form of or pursuant to operating agreements, processing agreements, farm-in agreements, farm-out agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), and other similar agreements (including for limited liability companies) with third parties.

“Ineligible Institution” shall mean, subject to the provisions of Section 13.6(i), the persons identified in writing to the Administrative Agent by the Borrower on or prior to the Closing Date, which list may be updated from time to time after the Closing Date with the consent of the Administrative Agent (not to be unreasonably withheld or delayed) to add any operational competitors of the Borrower.

“Information” shall have the meaning provided in Section 8.8(a).

“Initial Loans” shall have the meaning provided in Section 2.1(a).

“Initial Maturity Date” shall mean May 10, 2022; provided that if, on the Early Maturity Test Date, the aggregate principal amount of the Junior Lien Notes or any Permitted Refinancing Indebtedness in respect thereof that mature during the period from (and including) the date that is 120 days immediately after the Early Maturity Test Date through the Initial Maturity Date exceeds $25,000,000, the Initial Maturity Date shall be the Early Maturity Test Date (or, if such date is not a Business Day, the Business Day immediately following such date).

“Initial Reserve Report” shall mean, collectively, the reserve reports (a) prepared as of April 1, 2017 by the Borrower with respect to the Proved Reserves of the Borrower and its Restricted Domestic Subsidiaries and (b) prepared by Netherland, Sewell & Associates, Inc. with respect to the Proved Reserves of Stone Energy and its Subsidiaries, as adjusted by the Borrower and reviewed by Netherland, Sewell, & Associates, Inc. on August 9, 2017.

“Intercompany Note” shall mean the Intercompany Subordinated Note, dated as of the Closing Date, substantially in the form of Exhibit I executed by the Borrower and each Subsidiary of the Borrower.

“Intercreditor Agreement” shall mean an intercreditor agreement substantially in the form of Exhibit F hereto, or another intercreditor agreement that is not materially less favorable to the Lenders than such form of intercreditor agreement, between the Collateral Agent and one or more collateral agents or representatives for the holders of any Junior Liens.

“Interest Expense” shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period on a consolidated basis (including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to any Hedge Transactions) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any payments or accruals with respect to Capitalized Lease Obligations allocable to interest expense) and (b) capitalized interest of such Person. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by the Borrower and the Restricted Domestic Subsidiaries with respect to any interest rate Hedge Transactions, and interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Interest Period” shall mean, with respect to any Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.

“Interim Redetermination” shall have the meaning provided in Section 2.14.

“Interim Redetermination Date” shall mean the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.14.

“Intermediate Entity” shall mean each Legacy Blocker Entity and each other Person (if any) that both (i) is owned directly or indirectly by Holdings and (ii) directly or indirectly owns any Equity Interests of the Borrower.

“Investment” shall have the meaning provided in Section 10.5.

“ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” shall mean, with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by the applicable Issuing Bank and the Borrower (or any Restricted Subsidiary) or in favor of the applicable Issuing Bank and relating to such Letter of Credit.

“Issuing Bank” shall mean (a) JPMorgan Chase Bank, N.A. or any of its Affiliates, Natixis, New York Branch or any of its Affiliates, The Toronto- Dominion Bank, New York Branch (including with respect to any Existing Letters of Credit issued by it) or any of its Affiliates or any replacement or successor appointed pursuant to Section 3.6, (b) if requested by the Borrower and reasonably acceptable to the Administrative Agent, any other Person that is a Lender at the time of such request and who accepts such appointment (it being understood that, if any such Person ceases to be a Lender hereunder, such Person will remain an Issuing Bank with respect to any Letter of Credit issued by such Person that remained outstanding as of the date such Person ceased to be a Lender) and (c) solely with respect to any Existing Letter of Credit issued by it, Citibank, N.A. If the Borrower requests any of JPMorgan Chase Bank, N.A., Natixis, New York Branch or The Toronto-Dominion Bank, New York Branch, to issue a Letter of Credit, JPMorgan Chase Bank, N.A., Natixis, New York Branch or The Toronto-Dominion Bank, New York Branch, respectively, may, in its discretion, arrange for such Letter of Credit to be issued by any of its Affiliates or any Lender, and in each such case, the term “Issuing Bank” shall include any such Affiliate or Lender with respect to Letters of Credit issued by such Affiliate or Lender. References herein and in the other Credit Documents to an Issuing Bank shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires.

“Joint Bookrunner” shall mean each of JPMorgan Chase Bank, N.A., Natixis, New York Branch and TD Securities (USA) LLC, each in its capacity as joint bookrunner in respect of the Facility.

“Junior Lien Indenture” shall mean that certain Indenture dated as of May 10, 2018 under which the Junior Lien Notes were issued, by and among the Borrower, Talos Production Finance Inc., as issuers, the Subsidiary Guarantors party thereto from time to time and the trustee and collateral agent named therein, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“Junior Lien Note Exchange” shall mean the note exchange consummated pursuant to that certain Exchange Agreement, dated as of November 21, 2017, by and among the Borrower, Talos Production Finance Inc., a Delaware corporation, Stone Energy, New Talos Energy, and the lenders and noteholders listed on the schedules thereto.

“Junior Lien Notes” shall mean the $390,867,820 in aggregate principal amount 11.00% Second Priority Senior Secured Notes due 2022 of the Borrower having terms substantially as set forth in the Junior Lien Notes Offering Memorandum issued pursuant to the Junior Lien Indenture and any notes issued by the Borrower in exchange for, and as contemplated by, the Junior Lien Notes with substantially identical terms as the Junior Lien Notes.

“Junior Lien Notes Offering Memorandum” shall mean the offering memorandum, dated March 20, 2018, in respect of the Junior Lien Notes.

“Junior Liens” shall mean Liens on the Collateral (other than Liens securing the Obligations) securing the Junior Lien Notes that are subordinated to the Liens granted under the Credit Documents, pursuant to an Intercreditor Agreement (it being understood that Junior Liens are not required to be pari passu with other Junior Liens, and that Indebtedness secured by Junior Liens may have Liens that are senior in priority to, or pari passu with, or junior in priority to, other Liens constituting Junior Liens).

“Latest Maturity Date” shall mean, at any date of determination, the latest Maturity Date applicable to any Class of Commitments or Loans that is outstanding hereunder on such date of determination.

“L/C Borrowing” shall mean an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the date when made or refinanced as a Borrowing. All L/C Borrowings shall be denominated in Dollars.

“L/C Maturity Date” shall mean the date that is five (5) Business Days prior to the Maturity Date.

“L/C Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unpaid Drawings, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Participant” shall have the meaning provided in Section 3.3(a).

“L/C Participation” shall have the meaning provided in Section 3.3(a).

“Lead Arranger” shall mean each of JPMorgan Chase Bank, N.A., Natixis, New York Branch, TD Securities (USA) LLC, Citibank, N.A., Capital One, National Association, SG Americas Securities, LLC, ING Capital LLC, Deutsche Bank Securities Inc., and ABN AMRO CAPITAL USA LLC, each in its capacity as a lead arranger in respect of the Facility.

“Legacy Blocker Entity” shall mean each of AIF VII (Talos DC), LLC, ANRP (Talos DC), LLC, AP Overseas Talos Holdings (DC I), LLC, AP Overseas Talos Holdings (DC II), LLC, AP Overseas Talos Holdings (DC III), LLC, AP Overseas Talos Holdings (DC IV), LLC, New Talos Sub Inc., and Riverstone V Non-U.S. Talos Corp, each of which is organized under the laws of the state of Delaware.

“Legacy Hedge Transactions” shall mean each Hedge Transaction specifically listed on Schedule 13.22 entered into by the Borrower or any of its Subsidiaries or Stone Energy or any of its Subsidiaries, in each case, prior to the consummation of the Corporate Reorganization and Merger Transactions that remain in effect on the Closing Date.

“Lender” shall have the meaning provided in the preamble to this Agreement. Unless the context otherwise requires, the term “Lender” includes the Swingline Lender.

“Lender Default” shall mean (i) the refusal or failure of any Lender to make available its portion of any incurrence of Loans or participations in Letters of Credit or Swingline Loans, which refusal or failure is not cured within two (2) Business Days after the date of such refusal or failure; (ii) the failure of any Lender to pay over to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, unless the subject of a good faith dispute; (iii) a Lender has notified the Borrower or the Administrative Agent that it does not intend or expect to comply with any of its funding obligations or has made a public statement to that effect with respect to its funding obligations under the Facility, (iv) the failure by a Lender to confirm in a manner reasonably satisfactory to the Administrative Agent that it will comply with its obligations under the Facility, which failure is not cured after the date of such failure (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iv) upon receipt of such written confirmation by the Administrative Agent and the Borrower) or (v) a Distressed Person has admitted in writing that it is insolvent or such Distressed Person becomes subject to a Lender-Related Distress Event.

“Lender-Related Distress Event” shall mean, with respect to any Lender, that such Lender or any Person that directly or indirectly controls such Lender (each, a “Distressed Person”), as the case may be, is or becomes subject to a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person or any Person that directly or indirectly controls such Distressed Person is subject to a forced liquidation, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt or such Distressed Person becomes or has a parent company become the subject of a Bail-In Action; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of (i) the ownership or acquisition of any equity interests in any Lender or any Person that directly or indirectly controls such Lender by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (ii) an undisclosed administration pursuant to the laws of the Netherlands.

“Letter of Credit” shall have the meaning provided in Section 3.1 and shall include the Existing Letters of Credit and any Alternate Currency Letters of Credit.

“Letter of Credit Application” shall have the meaning provided in Section 3.2.

“Letter of Credit Commitment” shall mean $200,000,000, as the same may be reduced from time to time pursuant to Section 3.1 or, with the consent of the Administrative Agent and the Issuing Banks, increased from time to time (or the equivalent thereof in an Alternate Currency).

“Letter of Credit Exposure” shall mean, with respect to any Lender, at any time, the sum of (a) the principal amount of any Unpaid Drawings in respect of which such Lender has made (or is required to have made) payments to the applicable Issuing Bank pursuant to Section 3.4(a) at such time (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof) and (b) such Lender’s Commitment

Percentage of the Letters of Credit Outstanding at such time (excluding the portion thereof consisting of Unpaid Drawings in respect of which the Lenders have made (or are required to have made) payments to the applicable Issuing Bank pursuant to Section 3.4(a)) minus the amount of cash or deposit account balances held by the Administrative Agent to Cash Collateralize outstanding Letters of Credit and Unpaid Drawings under Section 3.8. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Banks and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

“Letter of Credit Fee” shall have the meaning provided in Section 4.1(b).

“Letters of Credit Outstanding” shall mean, at any time, the sum of, without duplication, (a) the aggregate Stated Amount of all outstanding Letters of Credit and (b) the aggregate principal amount of all Unpaid Drawings in respect of all Letters of Credit.

“LIBOR Loan” shall mean any Loan bearing interest at a rate determined by reference to the LIBOR Rate (other than an ABR Loan bearing interest by reference to the LIBOR Rate by virtue of clause (c) of the definition of ABR).

“LIBOR Rate” shall mean, for any Interest Period with respect to any Borrowing of a LIBOR Loan, the interest rate per annum appearing on Reuters Screen LIBOR01 Page (or on any successor page or any successor service, or any substitute page or substitute for such service, providing rate quotations comparable to those currently provided on Reuters Screen LIBOR01 Page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBOR Rate” with respect to such Borrowing of such LIBOR Loan for such Interest Period shall be determined by the Administrative Agent by reference to such other comparable publicly available service for displaying the offered rate for dollar deposits in the London interbank market as may be selected by the Administrative Agent and, in the absence of availability, then such rate shall be the rate at which dollar deposits of an amount comparable to the Borrowing of such LIBOR Loan and for a maturity comparable to such Interest Period are offered by the principal office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing, for purposes of this Agreement, in no event shall the LIBOR Rate be less than zero.

“Lien” shall mean, with respect to any asset, (a) any mortgage, preferred mortgage, deed of trust, lien, notice of claim of lien, hypothecation, pledge, charge, security interest or similar encumbrance in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset or (c) Production Payments and Reserve Sales and the like payable out of Oil and Gas Properties; provided that in no event shall an operating lease be deemed to be a Lien.

“Liquidity” shall mean, as of any date of determination, the sum of (a) the Available Commitment on such date and (b) the aggregate amount of Unrestricted Cash of the Borrower and the Restricted Subsidiaries at such date, less the amount of any Borrowing Base Deficiency existing on such date of determination.

“Loan” shall mean any Initial Loan, Extended Loan or Swingline Loan made by any Lender hereunder.

“Loan Limit” shall mean, at any time, the lesser of (a) the Total Commitment at such time and (b) the Borrowing Base at such time (including as it may be reduced pursuant to Section 2.14(h)).

“MacKay” shall mean MacKay Shields, LLC, as investment manager on behalf of certain clients.

“Majority Lenders” shall mean, at any date, (a) Non-Defaulting Lenders having or holding more than fifty percent (50.0%) of the Adjusted Total Commitment at such date, or (b) if the Total Commitment has been terminated or for the purposes of acceleration pursuant to Section 11, Non-Defaulting Lenders having or holding a majority of the outstanding principal amount of the Loans, the Swingline Exposure and Letter of Credit Exposure (excluding the Loans, Swingline Exposure and Letter of Credit Exposure of Defaulting Lenders) in the aggregate at such date.

“Mandatory Borrowing” shall have the meaning provided in Section 2.1(c).

“Material Adverse Effect” shall mean a circumstance or condition affecting the business, assets, operations, properties or financial condition of the Borrower and the Subsidiaries, taken as a whole, that would, individually or in the aggregate, materially adversely affect (a) the ability of the Borrower and the other Credit Parties, taken as a whole, to perform their payment obligations under this Agreement or any of the other Credit Documents or (b) the rights and remedies of the Agents and the Lenders under this Agreement or under any of the other Credit Documents.

“Material Indebtedness” shall mean Indebtedness (other than Loans and Letters of Credit) of any one or more of the Borrower or any Restricted Subsidiary in an aggregate principal amount exceeding $50,000,000.

“Material Subsidiary” shall mean, at any date of determination, each Restricted Domestic Subsidiary of the Borrower (a) whose Total Assets (when combined with the assets of such Subsidiary’s Domestic Subsidiaries, after eliminating intercompany obligations) at the last day of the Test Period were equal to or greater than 5% of the Consolidated Total Assets of the Borrower and the Restricted Domestic Subsidiaries at such date or (b) whose revenues (when combined with the revenues of such Subsidiary’s Domestic Subsidiaries, after eliminating intercompany obligations) during such Test Period were equal to or greater than 5% of the consolidated revenues of the Borrower and the Restricted Domestic Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Domestic Subsidiaries that are not Material Subsidiaries have, in the aggregate, (i) Total Assets (when combined with the assets of such Subsidiary’s Domestic Subsidiaries, after eliminating intercompany obligations) at the last day of such Test Period equal to or greater than 10.0% of the Consolidated Total Assets of the Borrower and the Restricted Domestic Subsidiaries at such date or (ii) revenues (when combined with the revenues of such Subsidiary’s Domestic Subsidiaries, after eliminating intercompany obligations) during such Test Period equal to or greater than 10.0% of the consolidated revenues of the Borrower and the Restricted Domestic Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which financial statements for such quarter are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Domestic Subsidiaries as “Material Subsidiaries” such that foregoing 10% threshold shall no longer be exceeded after giving effect to the designation of such Restricted Domestic Subsidiaries.

“Maturity Date” shall mean, as to the applicable Loan, the Initial Maturity Date, any maturity date related to any Extension Series of Extended Commitments, or the Swingline Maturity Date, as applicable.

“Maximum LC Commitment” shall mean with respect to each Issuing Bank the amount set forth opposite such Issuing Bank’s name in Schedule 1.1(h) hereto, as such Schedule 1.1(h) may be amended or modified from time to time by the Borrower, each Issuing Bank affected by such amendment or modification thereto and by the Administrative Agent.

“Minimum Borrowing Amount” shall mean, with respect to any Borrowing of Loans, $500,000 (or, if less, the entire remaining Commitments at the time of such Borrowing).

“Minority Investment” shall mean any Person (other than a Subsidiary) in which the Borrower or any Restricted Subsidiary owns Equity Interests.

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed, assignment of as-extracted collateral, fixture filing or other security document entered into by the owner of a Mortgaged Property and the Collateral Agent for the benefit of the Secured Parties in respect of that Mortgaged Property, which may be substantially in the form of Exhibit D (with such changes thereto as may be necessary to account for local law matters) or otherwise in such form as agreed between the Borrower and the Collateral Agent.

“Mortgaged Property” shall mean the Oil and Gas Properties and other assets appertaining thereto that are encumbered by a Mortgage and such other Oil and Gas Properties and other assets appertaining thereto with respect to which a Mortgage is required to be granted pursuant to Section 6 or Section 9.11; provided that, notwithstanding any provision in any Mortgage to the contrary, in no event shall any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) located on the Mortgaged Properties (as defined in the applicable Mortgage) within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 be included in the definition of “Mortgaged Property” or “Mortgaged Properties” and no such Building or Manufactured (Mobile) Home shall be encumbered by any Mortgage. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

“Multiemployer Plan” shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Income” shall mean, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Working Capital” shall mean (a) all current assets of the Borrower and its Restricted Domestic Subsidiaries, except current assets from commodity price risk management activities arising in the ordinary course of the Oil and Gas Business, less (b) all current liabilities of the Borrower and its Restricted Domestic Subsidiaries, except current liabilities (i) associated with asset retirement obligations relating to Oil and Gas Properties, (ii) included in Indebtedness and (iii) any current liabilities from commodity price risk management activities arising in the ordinary course of the Oil and Gas Business, in each case as set forth in the consolidated financial statements of the Borrower prepared in accordance with GAAP.

“New Borrowing Base Notice” shall have the meaning provided in Section 2.14(d).

“New Facility” shall mean each plant or facility that is either a new plant or facility or an expansion of an existing plant or facility owned by the Borrower or its Restricted Subsidiaries that receives a certificate of completion or occupancy and all relevant licenses, and in fact commences operations.

“New Talos Energy” shall have the meaning provided in the recitals to this Agreement.

“Non-Consenting Lender” shall have the meaning provided in Section 13.7(b).

“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.

“Non-Extension Notice Date” shall have the meaning provided in Section 3.2(b).

“Non-U.S. Lender” shall mean any Lender (a) that is not disregarded as separate from its owner for U.S. federal income tax purposes and that is not a “United States person” as defined by Section 7701(a)(30) of the Code. or (b) that is disregarded as separate from its owner for U.S. federal income tax purposes and whose regarded owner is not a “United States person” as defined by Section 7701(a)(30) of the Code.

“Notice of Borrowing” shall mean a request of the Borrower in accordance with the terms of Section 2.3(a) and substantially in the form of Exhibit B or such other form as shall be approved by the Administrative Agent (acting reasonably).

“Notice of Conversion or Continuation” shall have the meaning provided in Section 2.6(a).

“NYMEX” shall mean the New York Mercantile Exchange.

“Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit or under any Secured Cash Management Agreement or Secured Hedge Transaction, in each case, entered into with the Borrower or any of its Restricted Subsidiaries, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof in any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Credit Parties under the Credit Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Credit Documents) include the obligation (including Guarantee Obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities and other amounts payable by any Credit Party under any Credit Document. Notwithstanding the foregoing, (a) the obligations of the Borrower or any Restricted Subsidiary under any Secured Hedge Transaction and under any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Security Documents and the Guarantee only to the extent that, and for so long as, the other Obligations are so secured and guaranteed, (b) any release of Collateral or Guarantors effected in the manner permitted by this Agreement (including as this Agreement may be amended or waived in accordance with the terms hereof) and the other Credit Documents shall not require the consent of the holders of Hedging Obligations under Secured Hedge Transactions or of the holders of Cash Management Obligations under Secured Cash Management Agreements and (c) solely with respect to any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Hedge Obligations of such Credit Party shall in any event be excluded from “Obligations” owing by such Credit Party.

“Oil and Gas Business” shall mean:

(a) the business of acquiring, exploring, exploiting, developing, producing, operating and disposing of interests in oil, natural gas, natural gas liquids, liquefied natural gas and other Hydrocarbons and mineral properties or products produced in association with any of the foregoing;

(b) the business of gathering, marketing, distributing, treating, processing, storing, refining, selling and transporting of any production from such interests or properties and products produced in association therewith and the marketing of oil, natural gas, other Hydrocarbons and minerals obtained from unrelated Persons;

(c) [Intentionally Blank];

(d) any business relating to oil field sales and service; and

(e) any business or activity relating to, arising from, or necessary, appropriate, incidental or ancillary to the activities described in the foregoing clauses (a) through (d) of this definition.

“Oil and Gas Properties” shall mean (a) Hydrocarbon Interests, (b) the properties now or hereafter pooled or unitized with Hydrocarbon Interests, (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any Governmental Authority) that may affect all or any portion of the Hydrocarbon Interests, (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, that relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests, (e) all Hydrocarbons in and under and that may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests, (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment, rental equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, gas processing plants and pipeline systems and any related infrastructure to any thereof, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Ongoing Hedges” shall have the meaning provided in Section 10.10(a).

“Other Currency” shall have the meaning provided in Section 3.13.

“Other Taxes” shall mean any and all present or future stamp, registration, documentary, intangible, recording, filing or any other excise, property or similar Taxes (including interest, fines, penalties, additions to tax and related reasonable out-of-pocket expenses with regard thereto) arising from any payment made hereunder or made under any other Credit Document or from the execution or delivery of, registration or enforcement of, consummation or administration of, or otherwise with respect to, this Agreement or any other Credit Document; provided that such term shall not include any of the foregoing Taxes (i) that result from an assignment, grant of a participation pursuant to Section 13.6(c) or transfer or assignment to or designation of a new lending office or other office for receiving payments under any Credit Document (“Assignment Taxes”) to the extent such Assignment Taxes are imposed as a result of a connection between the assignor/participating Lender and/or the assignee/Participant and the taxing jurisdiction (other than a connection arising solely from any Credit Documents or any transactions contemplated thereunder), except to the extent that any such action described in this proviso is requested or required by the Borrower, or (ii) that are Excluded Taxes.

“Overnight Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate and (b) an overnight rate determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

“Parent Entity” shall mean any Person that is a direct or indirect parent company (which may be organized as a partnership) of Holdings and/or the Borrower, as applicable.

“Participant” shall have the meaning provided in Section 13.6(c).

“Participant Register” shall have the meaning provided in Section 13.6(c).

“Participating Member States” shall mean, together, each member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to the Economic and Monetary Union (as amended or re-enacted from time to time).

“Patriot Act” shall have the meaning provided in Section 13.18.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Pension Act” shall mean the Pension Protection Act of 2006, as it presently exists or as it may be amended from time to time.

“Permitted Acquisition” shall mean the non-hostile acquisition, by merger or otherwise, by the Borrower or any of the Restricted Subsidiaries of assets (including any assets constituting a business unit, line of business or division) or Equity Interests, so long as (a) such acquisition and all transactions related thereto shall be consummated in all material respects in accordance with Requirements of Law; (b) if such acquisition involves the acquisition of Equity Interests of a Person that upon such acquisition would become a Subsidiary, such acquisition shall result in the issuer of such Equity Interests becoming a Restricted Subsidiary and, to the extent required by Section 9.11, a Guarantor; (c) such acquisition shall result in the Collateral Agent, for the benefit of the Secured Parties, being granted a security interest in any Equity Interests or any assets so acquired to the extent required by Section 9.11; (d) after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing; (e) after giving effect to such acquisition, the Borrower and its Restricted Subsidiaries shall be in compliance with Section 9.16; and (f) the Borrower shall be in Pro Forma Compliance after giving effect to such acquisition (including any Indebtedness assumed or permitted to exist pursuant to Section 10.1(k)).

“Permitted Acquisition Consideration” shall mean in connection with any Permitted Acquisition, the aggregate amount (as valued at the Fair Market Value of such Permitted Acquisition at the time such Permitted Acquisition is made) of, without duplication: (a) the purchase consideration paid or payable in cash for such Permitted Acquisition, whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and including any and all payments representing the purchase price and any assumptions of Indebtedness and/or Guarantee Obligations, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business and (b) the aggregate amount of Indebtedness incurred or assumed in connection with such Permitted Acquisition; provided, in each case, that any such future payment that is subject to a contingency shall be considered Permitted Acquisition Consideration only to the extent of the reserve, if any, required under GAAP (as determined at the time of the consummation of such Permitted Acquisition) to be established in respect thereof for the Borrower or its Restricted Subsidiaries.

“Permitted Additional Debt” shall mean any unsecured senior, unsecured senior subordinated or unsecured subordinated Indebtedness issued by the Borrower or a Guarantor, (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the 180th day after the Latest Maturity Date as in effect on the date of determination (other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees and other terms of which (other than interest rate, fees, funding discounts and redemption or prepayment premiums and other pricing terms determined by the Borrower to be “market” rates, fees, discounts and premiums and other terms at the time of issuance or incurrence of any such Indebtedness), taken as a whole, are determined by the Borrower to be “market” terms on the date of issuance or incurrence and in any event are not materially adverse to the interests of the Lenders, taken as a whole, relative to the terms of the Senior Unsecured Notes Indenture, taken as a whole, and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions; provided that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent at least three (3) Business Days prior to the incurrence or issuance of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the relevant criteria set forth above, as applicable, shall be conclusive evidence that such terms and conditions satisfy such relevant standard, (c) if such Indebtedness is subordinated in right of payment to the Obligations, the terms of such Indebtedness provide for customary subordination of such Indebtedness to the Obligations and (d) no Subsidiary of the Borrower (other than a Guarantor) is an obligor under such Indebtedness.

“Permitted Holders” shall mean (i) the Co-Investors and (ii) officers, directors, employees and other members of management of the Borrower (or any of its Parent Entities) or any of its Restricted Subsidiaries who are or become holders of Equity Interests of the Borrower (or any Parent Entity).

“Permitted Investments” shall mean:

(a) securities issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof, in each case having maturities and/or reset dates of not more than 24 months from the date of acquisition thereof;

(b) securities issued by any state, territory or commonwealth of the United States of America or any political subdivision of any such state, territory or commonwealth or any public instrumentality thereof or any political subdivision of any such state, territory or commonwealth or any public instrumentality thereof having maturities of not more than 24 months from the date of acquisition thereof and, at the time of acquisition, having an investment grade rating generally obtainable from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from another nationally-recognized rating service);

(c) commercial paper maturing no more than 12 months after the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally-recognized rating service);

(d) time deposits with, or domestic and LIBOR certificates of deposit or bankers’ acceptances maturing no more than two years after the date of acquisition thereof issued by, any Lender or any other bank or trust company having combined capital, surplus and undivided profits of not less than $500,000,000 in the case of domestic banks and $100,000,000 (or the Dollar equivalent thereof) in the case of foreign banks;

(e) repurchase agreements with a term of not more than 180 days for underlying securities of the type described in clauses (a), (b) and (d) above entered into with any bank meeting the qualifications specified in clause (d) above or securities dealers of recognized national standing;

(f) marketable short-term money market and similar funds (i) either having assets in excess of $500,000,000 or (ii) having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally-recognized rating service);

(g) shares of investment companies that are registered under the Investment Company Act of 1940 and substantially all the investments of which are one or more of the types of securities described in clauses (a) through (f) above; and

(h) in the case of Investments by any Restricted Foreign Subsidiary or Investments made in a country outside the United States of America, other customarily utilized high-quality Investments in the country where such Restricted Foreign Subsidiary is located or in which such Investment is made.

“Permitted Liens” shall mean:

(a) Liens for taxes, assessments or governmental charges or claims not yet overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established to the extent required by and in accordance with GAAP (or in the case of any Foreign Subsidiary, the comparable accounting principles in the relevant jurisdiction), or for property taxes on property that the Borrower or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge or claim is to such property;

(b) Liens in respect of property or assets of the Borrower or any of the Restricted Subsidiaries imposed by law, such as landlords’, vendors’, suppliers’, carriers’, warehousemen’s, repairmen’s, construction contractors’, workers’ and mechanics’ Liens and other similar Liens arising in the ordinary course of business or incident to the exploration, development, operation or maintenance of Oil and Gas Properties, in each case so long as such Liens arise in the ordinary course of business and do not individually or in the aggregate have a Material Adverse Effect;

(c) Liens arising from judgments or decrees in circumstances not constituting an Event of Default under Section 11.9;

(d) Liens incurred or pledges or deposits made in connection with workers’ compensation, unemployment insurance and other types of social security, old age pension, public liability obligations or similar legislation, and deposits securing liabilities to insurance carriers under insurance or self-insurance arrangements in respect of such obligations, or to secure (or secure the Liens securing) liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary;

(e) deposits and other Liens securing (or securing the bonds or similar instruments securing) the performance of tenders, statutory obligations, plugging and abandonment obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (including cash, cash equivalents and letters of credit issued in lieu of such bonds or to support the issuance thereof) incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, to secure any surety and bonding requirements or otherwise constituting Investments permitted by Section 10.5;

(f) ground leases, subleases, licenses or sublicenses in respect of real property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located;

(g) easements, rights-of-way, licenses, restrictions (including zoning restrictions), title defects, exceptions, deficiencies or irregularities in title, encroachments, protrusions, servitudes, permits, conditions and covenants and other similar charges or encumbrances (including in any rights-of-way or other property of the Borrower or its Restricted Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil or other minerals or timber, and other like purposes, or for joint or common use of real estate, rights of way, facilities and equipment) not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole and, to the extent reasonably agreed by the Administrative Agent, any exception on the title reports issued in connection with any Borrowing Base Property;

(h) (i) any interest or title of a lessor, sublessor, licensor or sublicensor under any lease, liens reserved in oil, gas or other Hydrocarbons, minerals, leases for bonus, royalty or rental payments and for compliance with the terms of such lease and (ii) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under any lease, sublease, license or sublicense entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business or otherwise permitted by this Agreement;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit or bankers’ acceptance issued for the account of the Borrower or any of its Restricted Subsidiaries; provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiaries in respect of such letter of credit or bankers’ acceptance to the extent permitted under Section 10.1;

(k) leases, licenses, subleases or sublicenses granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(l) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings made in respect of operating leases entered into by the Borrower or any of its Restricted Subsidiaries;

(m) Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts of the Borrower and the Restricted Subsidiaries held at such banks or financial institutions, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts in the ordinary course of business;

(n) Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, farm-in agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements that are usual or customary in the oil and gas business and are for claims which are not delinquent or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established to the extent required by and in accordance with GAAP; provided that any such Lien referred to in this clause does not materially impair the use of the property covered by such Lien for the purposes for which such property is held by the Borrower or any Restricted Subsidiary;

(o) Liens on pipelines and pipeline facilities that arise by operation of law or other like Liens arising by operation of law in the ordinary course of business and incident to the exploration, development, operation and maintenance of Oil and Gas Properties, each of which is in respect of obligations that do not constitute Indebtedness for borrowed money and are not yet overdue for a period of more than 30 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; and

(p) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole.

“Permitted Refinancing Indebtedness” shall mean, with respect to any Indebtedness (the “Refinanced Indebtedness”), any Indebtedness issued or incurred in exchange for, or the net proceeds of which are used to modify, extend, refinance, renew, replace or refund (collectively to “Refinance” or a “Refinancing” or “Refinanced”), such Refinanced Indebtedness (or previous refinancing thereof constituting Permitted Refinancing Indebtedness); provided that (A) the principal amount (or accreted value, if applicable) of any such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness outstanding immediately prior to such Refinancing except by an amount equal to the unpaid accrued interest and premium thereon plus other amounts paid and fees and expenses incurred in connection with such Refinancing plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder, (B) if the Indebtedness being Refinanced is Indebtedness permitted by Section 10.1(i), 10.1(k) or 10.1(l), the direct and contingent obligors with respect to such Permitted Refinancing Indebtedness immediately prior to such Refinancing are not changed as a result of such Refinancing (except that a Credit Party may be added as an additional obligor), (C) other than with respect to a Refinancing in respect of Indebtedness permitted pursuant to Section 10.1(h), such Permitted Refinancing Indebtedness shall have a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Indebtedness, and (D) if the Indebtedness being Refinanced is Indebtedness permitted by Section 10.1(b), 10.1(c), 10.1(i), 10.1(k) or 10.1(p), such Refinanced Indebtedness contains terms, taken as a whole, at least as favorable to the Credit Parties as market terms for issuers of similar size and credit quality given the then prevailing market conditions as determined by the Administrative Agent.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

“Petroleum Industry Standards” shall mean the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“Plan” shall mean any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Plan Asset Regulations” shall mean 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“Platform” shall have the meaning provided in Section 13.5.

“Prime Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Forma Basis” shall mean, as to any Person, for any events as described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”): (i) in making any determination of EBITDAX, effect shall be given to any Disposition, any acquisition, Investment, capital expenditure, construction, repair, replacement, improvement, development, disposition, merger, amalgamation, consolidation (including the Transactions or any similar transaction or transactions not otherwise permitted under Section 10.3 or Section 10.5 that require a waiver or consent of the Majority Lenders and such waiver or consent has been obtained), any dividend, distribution or other similar payment, any designation of any Restricted Subsidiary as an Unrestricted Subsidiary and any Subsidiary Redesignation, and any restructurings of the business of the Borrower or any Restricted Subsidiary that the Borrower or any of the Restricted Subsidiaries has determined to make and/or made and are expected to have a continuing impact and are factually supportable, that would include cost savings resulting from head count reduction, closure of facilities and similar operational and other cost savings, which adjustments the Borrower determines are reasonable as set forth in a certificate of a Financial Officer of the Borrower (the foregoing, together with any transactions related thereto or in connection therewith, the “relevant transactions”), in each case that occurred during the Reference Period (or, in the case of determinations made pursuant to the definition of the term “Pro Forma Compliance” or pursuant to Sections 10.1, 10.2, 10.5, 10.6 and 10.7 occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Acquisition or relevant transaction is consummated), (ii) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transactions and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) issued, incurred, assumed or permanently repaid during the Reference Period (or, in the case of determinations made pursuant to the definition of the term “Pro Forma Compliance” or pursuant to Sections 10.1, 10.2, 10.5, 10.6 and 10.7, occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Acquisition or relevant transaction is consummated) shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such period, (y) Interest Expense of such person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods, and (z) with respect to each New Facility that commences operations and records not less than one full fiscal quarter’s operations during the Reference Period, the operating results of such New Facility shall be annualized on a straight line basis during such period, and (iii) (A) any Subsidiary Redesignation then being designated, effect shall be given to such Subsidiary Redesignation and all other Subsidiary Redesignations after the first day of the relevant Reference Period and on or prior to the date of the respective Subsidiary Redesignation then being designated, collectively, and (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, effect shall be given to such designation and all other designations of Restricted Subsidiaries as Unrestricted Subsidiaries after the first day of the relevant Reference Period and on or prior to the date of the then applicable designation of a Restricted Subsidiary as an Unrestricted Subsidiary, collectively.

Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Financial Officer of the Borrower and may include, for any fiscal period ending on or prior to the third anniversary of any relevant pro forma event (but not for any fiscal period ending after such third anniversary), adjustments to reflect operating expense reductions and other operating improvements, synergies or cost savings reasonably expected to result from such relevant pro forma event (including, to the extent applicable, the Transactions).

For purposes of this definition, any amount in a currency other than Dollars will be converted to Dollars based on the average exchange rate for such currency for the most recent twelve month period immediately prior to the date of determination in a manner consistent with that used in calculating EBITDAX for the applicable period.

“Pro Forma Compliance” shall mean, at any date of determination, that the Borrower and the Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect on a Pro Forma Basis to the relevant transactions (including the assumption, the issuance, incurrence and permanent repayment of Indebtedness), with each Financial Performance Covenant recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and the Restricted Subsidiaries for which the financial statements and certificates required pursuant to Section 9.1(a) or Section 9.1(b) have been or were required to have been delivered.

“Production Payments and Reserve Sales” shall mean the grant or transfer by the Borrower or any of its Restricted Subsidiaries to any Person of a royalty, overriding royalty, net profits interest, production payment (whether volumetric or dollar-denominated), partnership or other interest in Oil and Gas Properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties where the holder of such interest has recourse solely to such production or proceeds of production, subject to the obligation of the grantor or transferor to operate and maintain, or cause the subject interests to be operated and maintained, in a reasonably prudent manner or other customary standard or subject to the obligation of the grantor or transferor to indemnify for environmental, title or other matters customary in the Oil and Gas Business, including any such grants or transfers.

“Proposed Acquisition” shall have the meaning provided in Section 10.10(a).

“Proposed Borrowing Base” shall have the meaning provided in Section 2.14(c)(i).

“Proposed Borrowing Base Notice” shall have the meaning provided in Section 2.14(c)(ii).

“Proved Developed Non-Producing Reserves” shall mean oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and “Developed Non-Producing Reserves.”

“Proved Developed Producing Reserves” shall mean oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and “Developed Producing Reserves.”

“Proved Developed Reserves” shall mean oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and one of the following: (a) “Developed Producing Reserves” or (b) “Developed Non-Producing Reserves.”

“Proved Reserves” shall mean oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and one of the following: (a) “Developed Producing Reserves”, (b) “Developed Non-Producing Reserves” or (c) “Undeveloped Reserves”.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Compliance” shall mean compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, the provisions of the Securities Act and the Exchange Act, and the rules of national securities exchange listed companies (in each case, as applicable to companies with equity or debt securities held by the public), including procuring directors’ and officers’ insurance, legal and other professional fees, and listing fees.

“PV-10” shall mean, with respect to any Proved Reserves expected to be produced from any Borrowing Base Properties, the net present value, discounted at 10% per annum, of the future net revenues expected to accrue to the Borrower’s and the Credit Parties’ collective interests in such reserves during the remaining expected economic lives of such reserves, calculated in accordance with the most recent Bank Price Deck provided to the Borrower by the Administrative Agent pursuant to Section 2.14(i).

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 13.25.

“Qualified ECP Guarantor” shall mean, in respect of any Secured Hedge Transaction, each Credit Party that has total assets exceeding $10,000,000 at the time such Secured Hedge Transaction is incurred or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act.

“Qualified Equity Interests” shall mean any Equity Interests of Holdings or the Borrower or any Parent Entity other than Disqualified Stock.

“Redetermination Date” shall mean, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.14(d).

“Refinance” shall have the meaning provided in the definition of “Permitted Refinancing Indebtedness.”

“Register” shall have the meaning provided in Section 13.6(b)(iv).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Reimbursement Date” shall have the meaning provided in Section 3.4(a).

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, advisors, representatives and members of such Person or such Person’s Affiliates and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Relevant Governmental Body” means the Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board and/or the Federal Reserve Bank of New York or, in each case, any successor thereto.

“Reportable Event” shall mean an event described in Section 4043 of ERISA and the regulations thereunder, other than any event as to which the 30-day notice period has been waived.

“Required Cash Collateral Amount” shall have the meaning provided in Section 3.8(c).

“Required Lenders” shall mean, at any date, (a) Non-Defaulting Lenders having or holding at least 66-2⁄3% of the Adjusted Total Commitment at such date or (b) if the Total Commitment has been terminated, Non-Defaulting Lenders having or holding at least 66-2⁄3% of the outstanding principal amount of the Loans, the Swingline Exposure and Letter of Credit Exposure (excluding the Loans, Swingline Exposure and Letter of Credit Exposure of Defaulting Lenders) in the aggregate at such date.

“Requirement of Law” shall mean, as to any Person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Reserve Report” shall mean the Initial Reserve Report and any other subsequent report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of a date not earlier than December 31, 2017, in the case of the first Scheduled Redetermination on June 30, 2018, and on each June 30th or December 31st thereafter (or such other date in the event of certain Interim Redeterminations) the Proved Reserves and the Proved Developed Reserves attributable to the Borrowing Base Properties of the Borrower and the Credit Parties, together with a projection of the rate of production and future net revenues, operating expenses (including production taxes and ad valorem expenses) and capital expenditures with respect thereto as of such date, based upon the most recent Bank Price Deck provided to the Borrower by the Administrative Agent pursuant to Section 2.14(i); provided that in connection with any Interim Redeterminations of the Borrowing Base pursuant to the last sentence of Section 2.14(b), (i.e., as a result of the Borrower having acquired Oil and Gas Properties with Proved Reserves that are to be Borrowing Base Properties having a PV-10 (calculated at the time of acquisition) in excess of 10% of the Borrowing Base in effect immediately prior to such acquisition), the Borrower shall be required, for purposes of updating the Reserve Report, to set forth only such additional Proved Reserves and related information as are the subject of such acquisition.

“Reserve Report Certificate” shall mean a certificate of an Authorized Officer in substantially the form of Exhibit A certifying as to the matters set forth in Section 9.14(c) (or such other form reasonably acceptable to the Administrative Agent).

“Restricted Domestic Subsidiary” shall mean a Domestic Subsidiary that is a Restricted Subsidiary.

“Restricted Foreign Subsidiary” shall mean a Foreign Subsidiary that is a Restricted Subsidiary.

“Restricted Payments” shall have the meaning provided in Section 10.6.

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Revaluation Date” shall mean, with respect to any Alternate Currency Letter of Credit, each of the following: (i) each date of issuance of an Alternate Currency Letter of Credit, (ii) each date of an amendment of any Alternate Currency Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by an Issuing Bank under any Alternate Currency Letter of Credit, and (iv) such additional dates as the Administrative Agent or the applicable Issuing Bank shall determine or the Majority Lenders shall require.

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sanctioned Country” shall mean, at any time, a country, region or territory that is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan, Syria and Crimea).

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise subject to any Sanctions.

“Sanctions” shall mean all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority.

“Scheduled Dispositions” shall have the meaning provided in Section 10.4(i).

“Scheduled Redetermination” shall have the meaning provided in Section 2.14(b).

“Scheduled Redetermination Date” shall mean the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.14.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Amendment” shall mean that certain Joinder, Commitment Increase Agreement, Second Amendment to Credit Agreement, Borrowing Base Redetermination Agreement, and Amendment to other Credit Documents dated as of December 10, 2019, by and among Holdings, the Borrower, each other Credit Party, the Administrative Agent, each Issuing Bank, the Swingline Lender and the Lenders party thereto.

“Second Amendment Effective Date” shall mean the first date on which all conditions precedent set forth in Section 10 of the Second Amendment shall have been satisfied.

“Section 2.17 Additional Amendment” shall have the meaning provided in Section 2.17(c).

“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or (b), together with the accompanying Authorized Officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(c).

“Secured Cash Management Agreement” shall mean any agreement related to Cash Management Services by and between the Borrower or any of its Restricted Subsidiaries and any Cash Management Bank that is secured by the Security Documents in accordance with the documents related to any such Cash Management Services among the Borrower and the applicable Cash Management Bank.

“Secured Hedge Transaction” shall mean any Hedge Transaction by and between the Borrower or any of its Restricted Subsidiaries and any Hedge Bank that is secured that is secured by the Security Documents in accordance with the Hedge Agreement related to any such Hedge Transaction among the Borrower or any of its Restricted Subsidiaries and the applicable Hedge Bank and any Legacy Hedge Transaction.

“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each Issuing Bank, each Lender, each Hedge Bank that is party to any Secured Hedge Transaction, each Cash Management Bank that is a party to any Secured Cash Management Agreement and each sub-agent pursuant to Section 12.2 appointed by the Administrative Agent with respect to matters relating to the Credit Documents or by the Collateral Agent with respect to matters relating to any Security Document.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Documents” shall mean, collectively, (a) the Collateral Agreement, (b) the Mortgages, (c) the Control Agreements, and (d) each other security agreement or other instrument or document executed and delivered pursuant to Section 9.11 or 9.13 or pursuant to any other such Security Documents or otherwise to secure or perfect the security interest in any or all of the Obligations.

“Senior Unsecured Notes Indenture” shall mean the Indenture, dated as of February 6, 2013, under which the Senior Unsecured Notes were issued, among the Borrower and certain of the Subsidiaries party thereto and the trustee named therein from time to time, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.

“Solvent” shall mean, with respect to any Person, that as of the Closing Date, (i) the fair value of the assets of such Person and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of such Person and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Person and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Person and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

“Specified Existing Commitment” shall mean any Existing Commitments belonging to a Specified Existing Commitment Class.

“Specified Existing Commitment Class” shall have the meaning provided in Section 2.17(a).

“Specified Subsidiary” shall mean, at any date of determination any Restricted Subsidiary (i) whose Total Assets at the last day of the applicable Test Period were equal to or greater than 15% of the Consolidated Total Assets of the Borrower and the Restricted Domestic Subsidiaries at such date, or (ii) whose revenues during such Test Period were equal to or greater than 15% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Sponsors” shall mean (a) Apollo Global Management, LLC, (b) Riverstone Holdings, LLC, and (c) the respective Affiliates of the Persons described in the foregoing clauses (a) and (b), excluding in each case any of their respective operating portfolio companies.

“SPV” shall have the meaning provided in Section 13.6(g).

“Stated Amount” of any Letter of Credit shall mean the maximum amount from time to time available to be drawn thereunder (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof), determined without regard to whether any conditions to drawing could then be met.

“Stone Energy” shall have the meaning provided in the recitals to this Agreement.

“Stone Energy Notes” shall mean the $6,060,218 in aggregate principal amount of Stone Energy’s 7.5% Notes due 2022 issued pursuant to the Stone Energy Notes Indenture that remain outstanding as of the Closing Date after giving effect to the Junior Lien Note Exchanges.

“Stone Energy Notes Indenture” shall mean the Indenture, dated as of February 28, 2017, under which the Stone Energy Notes were issued, among the Stone Energy and certain of its Subsidiaries party thereto and the trustee named therein from time to time, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“Subagent” shall have the meaning provided in Section 12.2.

“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose Equity Interests of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Equity Interests of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

“Subsidiary Guarantor” shall mean each Subsidiary that is a Guarantor.

“Subsidiary Redesignation” shall have the meaning provided in the definition of “Unrestricted Subsidiary” contained in this Section 1.1.

“Successor Borrower” shall have the meaning provided in Section 10.3(a).

“Supported QFC” has the meaning assigned to it in Section 13.25.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” shall mean, in respect of any one or more Hedge Transactions, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Transactions, (a) for any date on or after the date such Hedge Transactions have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Transactions, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Transactions (which may include a Lender or any Affiliate of a Lender).

“Swingline Commitment” shall mean the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed $10,000,000.

“Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Lender at any time shall equal the sum of (a) its Commitment Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.15 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time, less the amount of participations funded by the other Lenders in such Swingline Loans.

“Swingline Lender” shall mean JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans hereunder.

“Swingline Loan” shall have the meaning provided in Section 2.1(b).

“Swingline Maturity Date” shall mean, with respect to any Swingline Loan, the date that is five (5) Business Days prior to the Initial Maturity Date.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Authority whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Termination Date” shall mean the earlier to occur of (a) the Maturity Date and (b) the date on which the Total Commitment shall have terminated (whether by acceleration or otherwise).

“Test Period” shall mean, as of any date of determination, the four consecutive fiscal quarters of the Borrower then last ended and for which Section 9.1 Financials have been delivered to the Administrative Agent.

“Total Assets” shall mean, as of any date of determination with respect to any Person, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a balance sheet of such Person at such date.

“Total Commitment” shall mean, at any time, the sum of the Commitments of the Lenders at such time.

“Total Exposure” shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of the Loans of such Lender then outstanding, (b) such Lender’s Letter of Credit Exposure at such time and (c) such Lender’s Swingline Exposure at such time.

“Transaction Expenses” shall mean any fees or expenses incurred or paid by the Borrower or any of its Subsidiaries or any of their Affiliates (including the Co-Investors) in connection with the Transactions, this Agreement and the other Credit Documents, the Transaction Agreement, the Junior Lien Notes, and the transactions contemplated hereby and thereby.

“Transaction Agreement” shall have the meaning provided in the recitals to this Agreement.

“Transactions” shall have the meaning provided in the recitals to this Agreement.

“Transferee” shall have the meaning provided in Section 13.6(e).

“Type” shall mean, as to any Loan, its nature as an ABR Loan or a LIBOR Loan.

“UCC” shall mean the Uniform Commercial Code of the State of New York or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Unfunded Current Liability” of any Plan shall mean the amount, if any, by which the Accumulated Benefit Obligation (as defined under Statement of Financial Accounting Standards No. 87 (“SFAS 87”)) under the Plan as of the close of its most recent plan year, determined in accordance with SFAS 87 as in effect on the date hereof, exceeds the Fair Market Value of the assets allocable thereto.

“Uniform Customs” shall mean, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits as approved by the International Chamber of Commerce, commencing on July 1, 2007 (or such later version thereof as may be in effect at the time of issuance).

“Unpaid Drawing” shall have the meaning provided in Section 3.4(a).

“Unrestricted Cash” shall mean cash or cash equivalents of the Borrower or any of its Restricted Subsidiaries that would not appear as “restricted” on a consolidated balance sheet of the Borrower or any of its Restricted Subsidiaries.

“Unrestricted Subsidiary” shall mean (a) any Subsidiary of the Borrower that is formed or acquired after the Closing Date if, at such time or promptly thereafter, the Borrower designates such Subsidiary as an “Unrestricted Subsidiary” in a written notice to the Administrative Agent, (b) any Restricted Subsidiary designated as an Unrestricted Subsidiary by the Borrower in a written notice to the Administrative Agent; provided that in the case of each of (a) and (b), (i) such designation shall be deemed to be an Investment (or reduction in an outstanding Investment, in the case of a designation of an Unrestricted Subsidiary as a Restricted Subsidiary) on the date of such designation in an amount equal to the Fair Market Value of the Borrower’s investment therein on such date and such designation shall be permitted only to the extent such Investment is permitted under Section 10.5 on the date of such designation, (ii) in the case of clause (b), such designation shall be deemed to be a Disposition pursuant to which the provisions of Section 2.14(g) will apply to the extent contemplated thereby and (iii) no Default or Event of Default would result from such designation immediately after giving effect thereto and (c) each Subsidiary of an Unrestricted Subsidiary. No Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the Junior Lien Notes, the Stone Energy Notes, any Permitted Additional Debt or any Permitted Refinancing Indebtedness in respect of any of the foregoing. The Borrower may, by written notice to the Administrative Agent, re- designate any Unrestricted Subsidiary as a Restricted Subsidiary (each, a “Subsidiary Redesignation”), and thereafter, such Subsidiary shall no longer constitute an Unrestricted Subsidiary, but only if (A) to the extent such Subsidiary has outstanding Indebtedness on the date of such designation, immediately after giving effect to such designation, the Borrower shall be in Pro Forma Compliance and (B) no Default or Event of Default would result from such Subsidiary Redesignation.

“U.S. Lender” shall mean any Lender other than a Non-U.S. Lender.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 13.25.

“Volumetric Production Payments” shall mean production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“Voting Stock” shall mean, with respect to any Person, such Person’s Equity Interests having the right to vote for the election of directors of such Person under ordinary circumstances.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Whitney Term Loan Documents” shall mean (a) that certain Commercial Business Loan Agreement for Term Loan, dated November 20, 2015, between Whitney Bank and Stone Energy Corporation, (b) that certain Commercial Note, dated November 20, 2015 by Stone Energy Corporation in favor of Whitney Bank, (c) that certain Multiple Indebtedness Mortgage, Pledge of Leases and Rents and Security Agreement by Stone Energy Corporation and (d) any other documents, instruments, or similar agreements entered into in connection with any of the foregoing.

“Wholly owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly owned Subsidiary of such person.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c) Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

(h) Any reference to any Person shall be constructed to include such Person’s successors or assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof.

(i) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(j) The word “will” shall be construed to have the same meaning as the word “shall”.

(k) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

1.3 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied in a manner consistent with that used in preparing the Section 9.1 Financials, except as otherwise specifically prescribed herein; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein, and (ii) without giving effect to any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

1.4 Rounding. Any financial ratios required to be maintained or complied with by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.5 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to organizational documents, agreements (including the Credit Documents) and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are permitted by any Credit Document and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.

1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City (daylight saving or standard, as applicable).

1.7 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in Section 2.9) or performance shall extend to the immediately succeeding Business Day.

1.8 Currency Equivalents Generally.

(a) For purposes of any determination under Section 9, Section 10 (other than Section 10.11) or Section 11 or any determination under any other provision of this Agreement requiring the use of a current exchange rate, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into Dollars at the Exchange Rate then in effect on the date of such determination; provided, however, that (w) the Administrative Agent shall determine the Exchange Rate as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Alternate Currency Letters of Credit. Such Exchange Rate shall become effective as of such Revaluation Date and shall be the Exchange Rate employed in converting any amounts between Dollars and each Alternate Currency until the next Revaluation Date to occur, (x) for purposes of determining compliance with Section 10 with respect to the amount of any Indebtedness, Investment, Disposition, Restricted Payment or payment under Section 10.7 in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred or Disposition, Restricted Payment or payment under Section 10.7 is made, (y) for purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, if such Indebtedness is incurred to Refinance other Indebtedness denominated in a foreign currency, and such Refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such Refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinanced Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced and (z) for the avoidance of doubt, the foregoing provisions of this Section 1.8 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred or Disposition, Restricted Payment or payment under Section 10.7 may be made at any time under such Sections. For purposes of Section 10.11, amounts in currencies other than Dollars shall be translated into Dollars at the applicable exchange rates used in preparing the most recently delivered financial statements pursuant to Section 9.1(a) or (b).

(b) Wherever in this Agreement in connection with an Alternate Currency Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, such amount shall be the Dollar Equivalent of such Dollar amount (rounded to the nearest unit of such Alternate Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent.

(c) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Borrower’s consent (such consent not to be unreasonably withheld) to appropriately reflect a change in currency of any country and any relevant market conventions or practices relating to such change in currency.

1.9 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., an “Extended Loan”) or by Type (e.g., a “LIBOR Loan”) or by Class and Type (e.g., a “LIBOR Extended Loan”).

1.10 Interest Rates; LIBOR Notification. The interest rate on a Loan denominated in dollars or an Alternate Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The interest rate on LIBOR Loans is determined by reference to the LIBOR Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.10(d) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 2.10, of any change to the reference rate upon which the interest rate on LIBOR Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.10(d), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.10(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBOR Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

1.11 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.

1.12 Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 2. Amount and Terms of Credit

2.1 Commitments.

(a) (i) Subject to and upon the terms and conditions herein set forth, each Lender severally, but not jointly, agrees to make a loan or loans denominated in Dollars (each an “Initial Loan” and, collectively, the “Initial Loans”) to the Borrower, which Loans (i) shall be made at any time and from time to time on and after the Closing Date and prior to the Termination Date, (ii) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or LIBOR Loans; provided that all Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not, for any Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Lender’s Total Exposure at such time exceeding such Lender’s Commitment Percentage at such time of the Loan Limit and (v) shall not, after giving effect thereto and to the application of the proceeds thereof, result in the aggregate amount of all Lenders’ Total Exposures at such time exceeding the Loan Limit.

(ii) Each Lender may at its option make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan and (ii) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.10 shall apply).

(b) Subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees, at any time and from time to time on and after the Closing Date and prior to the Swingline Maturity Date, to make a loan or loans (each a “Swingline Loan” and, collectively, the “Swingline Loans”) to the Borrower in Dollars, which Swingline Loans (i) shall be ABR Loans, (ii) shall have the benefit of the provisions of Section 2.1(c), (iii) shall not exceed at any time outstanding the Swingline Commitment, (iv) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the Lenders’ Total Exposure at such time exceeding the Total Commitment then in effect and (v) may be repaid and reborrowed in accordance with the provisions hereof. Each outstanding Swingline Loan shall be repaid in full on the earlier of (a) 15 Business Days after such Swingline Loan is initially borrowed and (b) the Swingline Maturity Date. The Swingline Lender shall not make any Swingline Loan after receiving a written notice from the Borrower, the Administrative Agent or any Lender stating that an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice of (i) rescission of all such notices from the party or parties originally delivering such notice or (ii) the waiver of such Event of Default in accordance with the provisions of Section 13.1.

(c) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to each Lender that all then-outstanding Swingline Loans shall be funded with a Borrowing of Loans, in which case Loans constituting ABR Loans (each such Borrowing, a “Mandatory Borrowing”) shall be made on the immediately succeeding Business Day by each Lender pro rata based on each Lender’s Commitment Percentage, and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make such Loans upon one Business Days’ notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified to it in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for each Borrowing specified in Section 2.2, (ii) whether any conditions specified in Section 7 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing or (v) any reduction in the Total Commitment after any such Swingline Loans were made. In the event that, in the sole judgment of the Swingline Lender, any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each Lender hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such participation of the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Commitment Percentages; provided that all principal and interest payable on such Swingline Loans shall be for the account of the Swingline Lender until the date the respective participation is purchased and, to the extent attributable to the purchased participation, shall be payable to such Lender purchasing same from and after such date of purchase.

2.2 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing shall be in a minimum amount of at least the Minimum Borrowing Amount for such Type of Loans and in a multiple of $100,000 in excess thereof and Swingline Loans shall be in a minimum amount of $100,000 and in a multiple of $10,000 in excess thereof (except that Mandatory Borrowings shall be made in the amounts required by Section 2.1(c) and Loans to reimburse the applicable Issuing Bank with respect to any Unpaid Drawing shall be made in the amounts required by Section 3.3 or Section 3.4, as applicable). More than one Borrowing may be incurred on any date; provided, that at no time shall there be outstanding more than ten Borrowings of LIBOR Loans under this Agreement.

2.3 Notice of Borrowing.

(a) Whenever the Borrower desires to incur Loans (other than Swingline Loans, Mandatory Borrowings or borrowings to repay Unpaid Drawings), the Borrower shall give the Administrative Agent at the Administrative Agent’s Office, (i) prior to 1:00 p.m. (New York City time) at least three (3) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Loans if such Loans are to be initially LIBOR Loans (or prior to 12:00 p.m. noon (New York City time) two (2) Business Days’ prior written notice in the case of a Borrowing of Loans to be made on the Closing Date initially as LIBOR Loans) and (ii) written notice (or telephonic notice promptly confirmed in writing) prior to 11:00 a.m. (New York City time) on the date of each Borrowing of Loans that are to be ABR Loans. Such notice (together with each notice of a Borrowing of Swingline Loans pursuant to Section 2.3(b), a “Notice of Borrowing”) shall specify (A) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (B) the date of the Borrowing (which shall be a Business Day) and (C) whether the respective Borrowing shall consist of ABR Loans and/or LIBOR Loans and, if LIBOR Loans, the Interest Period to be initially applicable thereto (if no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration). The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Loans, of such Lender’s Commitment Percentage thereof and of the other matters covered by the related Notice of Borrowing.

(b) Whenever the Borrower desires to incur Swingline Loans hereunder, it shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Swingline Loans prior to 1:00 p.m. (New York City time) on the date of such Borrowing. Each such notice shall specify (i) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing and (ii) the date of Borrowing (which shall be a Business Day). The Administrative Agent shall promptly give the Swingline Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Swingline Loans and of the other matters covered by the related Notice of Borrowing.

(c) Mandatory Borrowings shall be made upon the notice specified in Section 2.1(c), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section.

(d) Borrowings to reimburse Unpaid Drawings shall be made upon the notice specified in Section 3.4(a).

(e) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower.

2.4 Disbursement of Funds.

(a) No later than 1:00 p.m. (New York City time) on the date specified in each Notice of Borrowing (including Mandatory Borrowings), each Lender will make available its pro rata portion of each Borrowing requested to be made on such date in the manner provided below; provided that on the Closing Date, such funds shall be made available by 10:00 a.m. (New York City time) or such earlier time as may be agreed among the Lenders, the Borrower and the Administrative Agent for the purpose of consummating the Transactions; provided, further, that all Swingline Loans shall be made available in the full amount thereof by the Swingline Lender no later than 3:30 p.m. (New York City time) on the date requested.

(b) Each Lender shall make available all amounts it is to fund to the Borrower under any Borrowing in immediately available funds to the Administrative Agent at the Administrative Agent’s Office in Dollars, and the Administrative Agent will (except in the case of Mandatory Borrowings and Borrowings to repay Unpaid Drawings) make available to the Borrower, by depositing or wiring to an account as designated by the Borrower in the Borrowing Notice to the Administrative Agent the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing (or, with respect to an ABR Loan, the date of such Borrowing prior to 1:00 p.m. (New York City time)) that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available such amount to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent in Dollars. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Overnight Rate or (ii) if paid by the Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8, for the respective Loans.

(c) Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

2.5 Repayment of Loans; Evidence of Debt.

(a) The Borrower hereby promises to pay to the Administrative Agent, for the benefit of the applicable Lenders, (i) on the Initial Maturity Date, the then outstanding Initial Loans, (ii) on the relevant maturity date for any Extension Series of Extended Commitments, all then outstanding Extended Loans in respect of such Extension Series and (iii) on the Swingline Maturity Date, the then outstanding Swingline Loans.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office from time to time, including the amounts of principal and interest payable and paid to such lending office from time to time under this Agreement.

(c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder (whether such Loan is an Initial Loan, an Extended Loan or Swingline Loan, as applicable), the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender or the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(d) The entries made in the Register and accounts and subaccounts maintained pursuant to clauses (b) and (c) of this Section 2.5 shall, to the extent permitted by applicable Requirements of Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note substantially in the form of Exhibit H-1 hereto. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.6) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

2.6 Conversions and Continuations.

(a) Subject to the penultimate sentence of this clause (a), (i) the Borrower shall have the option on any Business Day to convert all or a portion equal to at least the Minimum Borrowing Amount (and in multiples of $100,000 in excess thereof) of the outstanding principal amount of Loans of one Type into a Borrowing or Borrowings of another Type and (ii) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any LIBOR Loans as LIBOR Loans for an additional Interest Period; provided that (A) no partial conversion of LIBOR Loans shall reduce the outstanding principal amount of LIBOR Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (B) ABR Loans may not be converted into LIBOR Loans if an Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Majority Lenders have determined in its or their sole discretion not to permit such conversion, (C) LIBOR Loans may not be continued as LIBOR Loans for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has or the Majority Lenders have determined in its or their sole discretion not to permit such continuation, and (D) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent at the Administrative Agent’s Office prior to 1:00 p.m. (New York City time) at least (1) three Business Days’, in the case of a continuation of or conversion to LIBOR Loans or (2) the date of conversion, in the case of a conversion into ABR Loans, prior written notice (or telephonic notice promptly confirmed in writing) substantially in the form attached hereto as Exhibit L (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted into or continued and, if such Loans are to be converted into or continued as LIBOR Loans, the Interest Period to be initially applicable thereto (if no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration). The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b) If any Event of Default is in existence at the time of any proposed continuation of any LIBOR Loans and the Administrative Agent has or the Majority Lenders have determined in its or their sole discretion not to permit such continuation, such LIBOR Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans. If upon the expiration of any Interest Period in respect of LIBOR Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in clause (a) above, the Borrower shall be deemed to have elected to convert such Borrowing of LIBOR Loans into a Borrowing of ABR Loans, effective as of the expiration date of such current Interest Period.

(c) Notwithstanding anything to the contrary herein, the Borrower may deliver a Notice of Conversion or Continuation pursuant to which the Borrower elects to irrevocably continue the outstanding principal amount of any Loan subject to an interest rate Hedge Transaction as LIBOR Loans for each Interest Period until the expiration of the term of such applicable Hedge Transaction; provided that any Notice of Conversion or Continuation delivered pursuant to this Section 2.6(c) shall include a schedule attaching the relevant interest rate Hedge Transaction or related trade confirmation.

2.7 Pro Rata Borrowings. Each Borrowing of Initial Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then applicable Commitment Percentages with respect to the applicable Class. Each Borrowing of Extended Loans under this Agreement shall be granted by the Lenders of the relevant Extension Series thereof pro rata on the basis of their then-applicable Extended Commitments for the applicable Extension Series. It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (b) failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligation under any Credit Document.

2.8 Interest.

(a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin plus the ABR, in each case, in effect from time to time.

(b) The unpaid principal amount of each LIBOR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin plus the relevant LIBOR Rate, in each case, in effect from time to time.

(c) If all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon shall not be paid when due (whether at stated maturity, by acceleration including as a result of the occurrence of an Event of Default of the type specified in Section 11.5, or otherwise), such overdue amount shall bear interest at a rate per annum that is (the “Default Rate”) (A) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% or (B) in the case of any overdue interest, to the extent permitted by applicable Requirements of Law, the rate described in Section 2.8(a) plus 2% from the date of such non-payment to the date on which such amount is paid in full (after as well as before judgment).

(d) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in Dollars; provided that any Loan that is repaid on the same date on which it is made shall bear interest for one day. Except as provided below, interest shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each LIBOR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, (iii) in respect of each Loan, (A) on any prepayment (on the amount prepaid), (B) at maturity (whether by acceleration or otherwise) and (C) after such maturity, on demand.

(e) All computations of interest hereunder shall be made in accordance with Section 5.5.

(f) The Administrative Agent, upon determining the interest rate for any Borrowing of LIBOR Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

2.9 Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of LIBOR Loans in accordance with Section 2.6(a), the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower be (i) a one-, two-, three- or six- or (if available to all the Lenders making such LIBOR Loans as determined by such Lenders in good faith based on prevailing market conditions) a twelve-month period or (ii) any period shorter than one month (if approved by the Administrative Agent and if available to all the Lenders making such LIBOR Loans as determined by such Lenders in good faith based on prevailing market conditions) as requested by the Borrower.

Notwithstanding anything to the contrary contained above:

(a) the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(b) if any Interest Period relating to a Borrowing of LIBOR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day that is not a Business Day, but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and

(d) the Borrower shall not be entitled to elect any Interest Period in respect of any LIBOR Loan if such Interest Period would extend beyond the Maturity Date.

2.10 Increased Costs, Illegality, Etc.

(a) In the event that (x) in the case of clause (i) below, the Majority Lenders or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i) on any date for determining the LIBOR Rate for any Interest Period that (A) deposits in the principal amounts of the Loans comprising such LIBOR Borrowing are not generally available in the relevant market, (B) by reason of any changes arising on or after the Closing Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate (including, without limitation, because the LIBOR Rate is not available or published on a current basis), provided that no Benchmark Transition Event shall have occurred at such time, or (C) the LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; or

(ii) that, due to a Change in Law occurring at any time after the Closing Date, which Change in Law shall (A) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, (B) subject any Lender to any Tax with respect to any Credit Document or any LIBOR Loan made by it (other than (i) Taxes indemnifiable under Section 5.4, or (ii) Excluded Taxes), or (C) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Loans made by such Lender, which results in the cost to such Lender of making, converting into, continuing or maintaining LIBOR Loans or participating in Letters of Credit (in each case hereunder) increasing by an amount which such Lender reasonably deems material or the amounts received or receivable by such Lender hereunder with respect to the foregoing shall be reduced; or

(iii) at any time, that the making or continuance of any LIBOR Loan has become unlawful as a result of compliance by such Lender in good faith with any Requirement of Law (or would conflict with any such Requirement of Law not having the force of law even though the failure to comply therewith would not be unlawful);

then, and in any such event, such Lenders (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to LIBOR Loans that have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, promptly (but no later than fifteen days) after receipt of written demand therefor such additional amounts as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by applicable Requirements of Law.

(b) At any time that any LIBOR Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 2.10(a)(iii) shall) either (i) if the affected LIBOR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (iii) or (ii) if the affected LIBOR Loan is then outstanding, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).

(c) If, after the Closing Date, any Change in Law relating to capital adequacy or liquidity requirements of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy or liquidity requirements occurring after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such Change in Law (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy or liquidity requirements), then from time to time, promptly (but in any event no later than fifteen days) after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any applicable Requirement of

Law as in effect on the Closing Date (except as otherwise set forth in the definition of Change in Law). Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) upon receipt of such notice.

(d) Alternate Rate of Interest.

(i)Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBOR Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders of each Class; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement

Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders of each Class accept such amendment. No replacement of LIBOR Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.

(ii) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.10, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.10.

(iv) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any Notice of Conversion or Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and (ii) if any Notice of Borrowing requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing.

(e) The agreements in this Section 2.10 shall survive the termination of this Agreement and the repayment of the Loans and payment of all other amounts payable hereunder.

2.11 Compensation. If (a) any payment of principal of any LIBOR Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such LIBOR Loan as a result of a payment or conversion pursuant to Section 2.5, 2.6, 2.10, 5.1, 5.2 or 13.7, as a result of acceleration of the maturity of the Loans pursuant to Section 11 or for any other reason, (b) any Borrowing of LIBOR Loans is not made on the date specified in a Notice of Borrowing, (c) any ABR Loan is not converted into a LIBOR Loan on the date specified in a Notice of Conversion or Continuation, (d) any LIBOR Loan is not continued as a LIBOR Loan on the date specified in a Notice of Conversion or Continuation or (e) any prepayment of principal of any LIBOR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 5.1 or 5.2, the Borrower shall after the Borrower’s receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent (within fifteen days after such request) for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such LIBOR Loan. The agreements in this Section 2.11 shall survive the termination of this Agreement and the repayment of the Loans and payment of all other amounts payable hereunder.

2.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(c), 3.5 or 5.4 with respect to such Lender, it will, if requested by the Borrower use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation does not cause such Lender or its lending office to suffer any economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 2.10, 3.5 or 5.4.

2.13 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10, 2.11, 3.5 or 5.4 is given by any Lender more than 180 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.10, 2.11, 3.5 or 5.4, as the case may be, for any such amounts incurred or accruing prior to the 181st day prior to the giving of such notice to the Borrower; provided that if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

2.14 Borrowing Base.

(a) Initial Borrowing Base. For the period from and including the Closing Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $600,000,000. Notwithstanding the foregoing, the Borrowing Base amount may be subject to further adjustments from time to time pursuant to Section 2.14(e), (f), (g) and (h).

(b) Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.14 (a “Scheduled Redetermination”), and, subject to Section 2.14(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on or about June 1, 2018 and on or about each April 30th and October 31st of each year thereafter (or, in each case, as promptly as possible thereafter). In addition, at any time after the first Scheduled Redetermination date of June 1, 2018, each of the Borrower, by notifying the Administrative Agent thereof not more than one time between any two Scheduled Redeterminations, and the Administrative Agent, at its discretion or at the direction of the Required Lenders, by notifying the Borrower thereof, not more than one time between any two consecutive Scheduled Redeterminations, in each case, may elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.14; provided that the Required Lenders may also direct the Administrative Agent to initiate an Interim Redetermination in the event that the Hedging Condition is not satisfied (in which case, such Interim Redetermination shall not count as the one Interim Redetermination otherwise permitted to be initiated pursuant to this Section 2.14(b) by the Administrative Agent or the Required Lenders). In addition to, and not including and/or limited by the annual Interim Redeterminations allowed above, the Borrower may, by notifying the Administrative Agent thereof, at any time between Scheduled Redeterminations, request additional Interim Redeterminations of the Borrowing Base in the event it acquires Oil and Gas Properties with Proved Reserves that are to be Borrowing Base Properties having a PV-10 (calculated at the time of acquisition) in excess of 10% of the Borrowing Base in effect immediately prior to such acquisition.

(c) Scheduled and Interim Redetermination Procedure.

(i) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (A) the Reserve Report and the Reserve Report Certificate, and (B) such other reports, data and supplemental information, including the information provided pursuant to Section 9.14(c), as may, from time to time, be reasonably requested by the Required Lenders (the Reserve Report, such Reserve Report Certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall in good faith propose a new Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including the status of title information with respect to the Borrowing Base Properties as described in the Engineering Reports and the existence of any Hedge Transactions or any other Indebtedness) as the Administrative Agent deems appropriate in good faith in accordance with its usual and customary oil and gas lending criteria as they exist at the particular time (as determined by the Administrative Agent in its sole discretion).

(ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”):

(A) in the case of a Scheduled Redetermination, (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 9.14(a) and (c) in a timely manner, then on or before May 15, 2018 in the case of the first Scheduled Redetermination, and each April 15th and October 15th (commencing October 15, 2018) of such year following the date of delivery or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 9.14(a) and (c) in a timely manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.14(c)(i); and

(B) in the case of an Interim Redetermination, promptly, and in any event, within 15 days after the Administrative Agent has received the required Engineering Reports.

(iii) Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved or deemed to have been approved by the Borrowing Base Required Lenders in good faith in accordance with their respective usual and customary oil and gas lending criteria as they exist at the particular time as provided in this Section 2.14(c)(iii) and any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by Lenders constituting at least the Required Lenders in good faith in accordance with their respective usual and customary oil and gas lending criteria as they exist at the particular time as provided in this Section 2.14(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have 15 days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such 15-day period, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, the Borrowing Base Required Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base, effective on the date specified in Section 2.14(d). If, however, at the end of such 15-day period, the Borrowing Base Required Lenders or the Required Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent shall promptly thereafter poll the Lenders to ascertain the highest Borrowing Base then acceptable to the Borrowing Base Required Lenders (in the case of any increase to the Borrowing Base) or a number of Lenders sufficient to constitute the Required Lenders (in any other case) and such amount shall become the new Borrowing Base, effective on the date specified in Section 2.14(d). It is expressly understood that the Administrative Agent and Lenders have no obligation to designate the Borrowing Base at any particular amount, except in the exercise of their discretion, whether in relation to the Total Commitment, or otherwise, and no Lender shall be required to increase its Commitment amount under this Agreement in connection with an increase in the Borrowing Base.

(d) Effectiveness of a Redetermined Borrowing Base. Subject to Section 2.14(h), after a redetermined Borrowing Base is approved or is deemed to have been approved by the Borrowing Base Required Lenders or the Required Lenders, as applicable, pursuant to Section 2.14(c)(iii), the Administrative Agent shall promptly thereafter notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base (the “New

Borrowing Base Notice”), and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders:

(i) in the case of a Scheduled Redetermination, on June 1, 2018, with respect to the first Scheduled Redetermination, and thereafter (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 9.14(a) and (c) in a timely and complete manner, or on the April 30th or October 31st, as applicable, following such notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 9.14(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice; and

(ii) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such New Borrowing Base Notice.

Subject to Section 2.14(h), such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.14(e), (f), (g) or (h), whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination or Interim Redetermination shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower.

(e) Reduction of Borrowing Base Upon Incurrence of Permitted Additional Debt. Upon the issuance or incurrence of any Permitted Additional Debt (other than Indebtedness constituting Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness or previously incurred Permitted Additional Debt, but only to the extent that the aggregate principal amount of Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness does not result in an increase in the principal amount thereof above the principal amount originally incurred or issued up to the original principal amount of the Refinanced Indebtedness), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Indebtedness (without regard to any original issue discount plus an amount equal to the unpaid accrued interest and premium thereon plus other amounts paid and fees and expenses incurred in connection with such Refinancing plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder), and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance or incurrence, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on such date until the next redetermination or modification thereof hereunder.

(f) Reduction of Borrowing Base Upon Termination of Hedge Positions. If the Borrower or any Restricted Subsidiary shall terminate or create any off-setting positions in respect of any commodity hedge positions (whether evidenced by a floor, put or Hedge Transaction) upon which (i) the Lenders relied in determining the Borrowing Base and (ii) the Borrowing Base Value of such terminated and/or offsetting positions (after taking into account any other Hedge Transaction, entered into prior to or contemporaneously with the taking of such actions) exceeds 5% of the then-effective Borrowing Base (or, when aggregated with Dispositions of Oil and Gas Properties or Equity Interests in any Restricted Subsidiary or Minority Investment owning Oil and Gas Properties, 7.5% of the then-effective Borrowing Base), then, the Required Lenders shall have the right to adjust the Borrowing Base in an amount equal to the Borrowing Base Value, if any, attributable to such terminated or off-setting hedge positions in the calculation of the then- effective Borrowing Base and (if the Required Lenders in fact make any such adjustment) the Administrative Agent shall promptly notify the Borrower in writing of the Borrowing Base Value, if any, attributable to such hedge positions in the calculation of the then-effective Borrowing Base and upon receipt of such notice, the Borrowing Base shall be simultaneously reduced by such amount.

(g) Reduction of Borrowing Base Upon Asset Dispositions. If (i) the Borrower or any of the other Credit Parties Disposes of Oil and Gas Properties or Disposes of any Equity Interests in any Restricted Subsidiary or Minority Investment owning Oil and Gas Properties and none of the foregoing Dispositions is a Scheduled Disposition, (ii) such Disposition described in clause (i) involves Borrowing Base Properties included in the most recently delivered Reserve Report and (iii) the aggregate Borrowing Base Value of all such Borrowing Base Properties Disposed of (except in connection with a Scheduled Disposition) since the later of (A) the last Scheduled Redetermination Date and (B) the last adjustment of the Borrowing Base made pursuant to this Section 2.14(g) exceeds 5% of the then-effective Borrowing Base (or, when aggregated with all terminations or creations of any off-setting positions in respect of any commodity hedge positions, 7.5% of the then-effective Borrowing Base), then, no later than two Business Days’ after the Administrative Agent has received the notice of the consummation of any such Disposition required to be delivered by the Borrower pursuant to Section 10.4(b), the Required Lenders shall have the right to adjust the Borrowing Base in an amount equal to the Borrowing Base Value, if any, attributable to such Disposed of Borrowing Base Properties in the calculation of the then-effective Borrowing Base and, if the Required Lenders in fact make any such adjustment, the Administrative Agent shall promptly notify the Borrower in writing of the Borrowing Base Value, if any, attributable to such Disposed of Borrowing Base Properties in the calculation of the then-effective Borrowing Base and upon receipt of such notice, the Borrowing Base shall be simultaneously reduced by such amount.

(h) Borrower’s Right to Elect Reduced Borrowing Base. Within three Business Days of its receipt of a New Borrowing Base Notice, the Borrower may provide written notice to the Administrative Agent and the Lenders that specifies for the period from the effective date of the New Borrowing Base Notice until the next succeeding Scheduled Redetermination Date, the Borrowing Base will be a lesser amount than the amount set forth in such New Borrowing Base Notice, whereupon such specified lesser amount will become the new Borrowing Base. The Borrower’s notice under this Section 2.14(h) shall be irrevocable, but without prejudice to its rights to initiate Interim Redeterminations.

(i) Administrative Agent Data. The Administrative Agent hereby agrees to provide, promptly, and in any event within three Business Days, following its receipt of a request by the Borrower, an updated Bank Price Deck. In addition, the Administrative Agent and the Lenders agree, upon request, to meet with the Borrower to discuss their evaluation of the reservoir engineering of the Oil and Gas Properties included in the Reserve Report and their respective methodologies for valuing such properties and the other factors considered in calculating the Borrowing Base.

2.15 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) Commitment Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 4.1(a);

(b) The Commitment and Total Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, the Majority Lenders or the Required Lenders or Borrowing Base Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 13.1); provided that (i) any waiver, amendment or modification requiring the consent of all Lenders pursuant to Section 13.1 (other than Section 13.1(x)) or requiring the consent of each affected Lender pursuant to Section 13.1(i) or (ix) shall require the consent of such Defaulting Lender (which for the avoidance of doubt would include any change to the Maturity Date applicable to such Defaulting Lender, decreasing or forgiving any principal or interest due to such Defaulting Lender, any decrease of any interest rate applicable to Loans made by such Defaulting Lender (other than the waiving of post-default interest rates) and any increase in such Defaulting Lender’s Commitment) and (ii) any redetermination, whether an increase, decrease or affirmation, of the Borrowing Base shall occur without the participation of a Defaulting Lender, but the Commitment (i.e., the Commitment Percentage of the Borrowing Base) of a Defaulting Lender may not be increased without the consent of such Defaulting Lender;

(c) If any Swingline Exposure or Letter of Credit Exposure exists at the time a Lender becomes a Defaulting Lender, then all or any part of such Swingline Exposure and Letter of Credit Exposure of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Commitment Percentages; provided that (A) each Non-Defaulting Lender’s Total Exposure may not in any event exceed the Commitment Percentage of the Loan Limit of such Non-Defaulting Lender as in effect at the time of such reallocation and (B) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Banks or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender, to the extent that all or any portion (the “unreallocated portion”) of the Defaulting Lender’s Swingline Exposure or Letter of Credit Exposure cannot, or can only partially, be so reallocated to Non-Defaulting Lenders, whether by reason of the first proviso in Section 2.15(c)(i) or otherwise, the Borrower shall within two Business Days following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, Cash Collateralize for the benefit of the applicable Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (i) above), in accordance with the procedures set forth in Section 3.8 for so long as such Letter of Credit Exposure is outstanding, if the Borrower Cash Collateralizes any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to this Section 2.15(c), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 4.1(b) with respect to such Defaulting Lender’s Letter of Credit Exposure during the period such Defaulting Lender’s Letter of Credit Exposure is Cash Collateralized, if the Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.15(c), then the Letter of Credit Fees payable for the account of the Lenders pursuant to Section 4.1(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Commitment Percentages and the Borrower shall not be required to pay any Swingline Loan fees (if any) or Letter of Credit Fees to the Defaulting Lender pursuant to Section 4.1(b) with respect to such Defaulting Lender’s Letter of Credit Exposure during the period that such Defaulting Lender’s Letter of Credit Exposure is reallocated, or if any Defaulting Lender’s Letter of Credit Exposure is neither Cash Collateralized nor reallocated pursuant to this Section 2.15(c), then, without prejudice to any rights or remedies of any Issuing Bank or any Lender hereunder, all Letter of Credit Fees payable under Section 4.1(b) with respect to such Defaulting Lender’s Letter of Credit Exposure shall be payable to such Issuing Bank until such Letter of Credit Exposure is Cash Collateralized and/or reallocated;

(d) So long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank will be required to issue any new Letter of Credit or amend any outstanding Letter of Credit to increase the Stated Amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, unless each Issuing Bank is reasonably satisfied that any exposure that would result from the exposure to such Defaulting Lender is eliminated or fully covered by the Commitments of the Non-Defaulting Lenders or by Cash Collateralization or a combination thereof in accordance with clause (c) above or otherwise in a manner reasonably satisfactory to such Issuing Bank, and participating interests in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.15(c)(i) (and Defaulting Lenders shall not participate therein); and

(e) If the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Bank agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon, as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will cease to be a Defaulting Lender and will be a Non- Defaulting Lender and any applicable Cash Collateral shall be promptly returned to the Borrower and any Letter of Credit Exposure of such Lender reallocated pursuant to Section 2.15(c) shall be reallocated back to such Lender; provided that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

(f) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 13.8), shall be applied at such time or times as may be determined by the Administrative

Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to each Issuing Bank and the Swingline Lender hereunder; third, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders, each Issuing Bank or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, such Issuing Bank or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans or Unpaid Drawings, such payment shall be applied solely to pay the relevant Loans of, and Unpaid Drawings owed to, the relevant non-Defaulting Lenders on a pro rata basis prior to being applied in the manner set forth in this Section 2.15(f). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to Section 3.8 shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

2.16 Increase of Total Commitment.

(a) Subject to the conditions set forth in Section 2.16(b), the Borrower may increase the Total Commitment then in effect (any such increase an “Incremental Increase”) by increasing the Commitment of a Lender (an “Increasing Lender”) or by causing a Person that at such time is not a Lender to become a Lender (an “Additional Lender”).

(b) Any increase in the Total Commitment shall be subject to the following additional conditions:

(i) such increase shall not be less than $25,000,000 (and increments of $1,000,000 above that minimum) unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Total Commitment would exceed the lesser of (A) $1,500,000,000 and (B) the Borrowing Base then in effect (after giving effect to any concurrent increase in the Borrower Base);

(ii) neither an Event of Default nor a Borrowing Base Deficiency shall have occurred and be continuing after giving effect to such increase;

(iii) no Lender’s Commitment may be increased without the consent of such Lender;

(iv) the Administrative Agent, the Swingline Lender and each Issuing Bank must consent to the increase in Commitments of an Increasing Lender and the addition of any Additional Lender, in each case, such consent not to be unreasonably withheld or delayed;

(v) the maturity date of such increase shall be the same as the Maturity Date; and

(vi) the increase shall be on the exact same terms and pursuant to the exact same documentation applicable to this Agreement (other than with respect to any arrangement, structuring, upfront or other fees or discounts payable in connection with such Incremental Increase) (provided that the Applicable Margin of the Facility may be increased to be consistent with that for such Incremental Increases). For the avoidance of doubt, any such Incremental Increase shall not require any mandatory prepayment or commitment reduction prior to the Latest Maturity Date.

(c) Any increase in the Total Commitment shall be implemented using customary documentation (any such documentation, an “Incremental Agreement”).

2.17 Extension Offers.

(a) The Borrower may at any time and from time to time request that all or a portion of the Commitments of any Class, existing at the time of such request (each, an “Existing Commitment” and any related revolving credit loans under any such facility, “Existing Loans”; each Existing Commitment and related Existing Loans together being referred to as an “Existing Class”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Loans related to such Existing Commitments (any such Existing Commitments which have been so extended, “Extended Commitments” and any related revolving credit loans, “Extended Loans”) and to provide for other terms consistent with this Section 2.17. Prior to entering into any Extension Amendment with respect to any Extended Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Commitments and which such request shall be offered equally to all Lenders under such Class) (an “Extension Request”) setting forth the proposed terms of the Extended Commitments to be established thereunder, which terms shall be substantially similar to those applicable to the Existing Commitments from which they are to be Extended (the “Specified Existing Commitment Class”), except that (w) all or any of the final maturity dates of such Extended Commitments may be delayed to later dates than the final maturity dates of the Existing Commitments of the Specified Existing Commitment Class, (x)(1) the interest rates, interest margins, rate floors, upfront fees, funding discounts, original issue discounts and premiums with respect to the Extended Commitments may be different from those for the Existing Commitments of the Specified Existing Commitment Class and/or (2) additional fees and/or premiums may be payable to the Lenders providing such Extended Commitments in addition to or in lieu of any of the items contemplated by the preceding clause (1), (y)(l) the undrawn revolving credit commitment fee rate with respect to the Extended Commitments may be different from such rate for Existing Commitments of the Specified Existing Commitment Class and (2) the Extension Amendment may provide for other covenants and terms that apply to any period after the Latest Maturity Date in effect at such time; provided that, notwithstanding anything to the contrary in this Section 2.17 or otherwise, (A) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments (which shall be governed by clause (C) below)) of the Extended Loans under any Extended Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Loans of the Specified Existing Commitment Class (the mechanics for which may be implemented through the applicable Extension Amendment and may include technical changes related to the borrowing and replacement procedures of the Specified Existing Commitment Class), (B) assignments and participations of Extended Commitments and Extended Loans shall be governed by the assignment and participation provisions set forth in Section 13.6 and (C) subject to the applicable limitations set forth in Section 4.2, permanent repayments of Extended Loans (and corresponding permanent reduction in the related Extended Commitments) shall be permitted as may be agreed upon between the Borrower and the Lenders thereof. No Lender shall have any obligation to agree to have any of its Loans or Commitments of any Existing Class converted into Extended Loans or Extended Commitments pursuant to any Extension Request. Any Extended Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Commitments of the Specified Existing Commitment Class and from any other Existing Commitments (together with any other Extended Commitments so established on such date).

(b) The Borrower shall provide the applicable Extension Request at least five (5) Business Days (or such shorter period as the Administrative Agent may determine in its reasonable discretion) prior to the date on which Lenders under the Existing Class are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purpose of this Section 2.17. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Commitments (or any earlier Extended Commitments) of an Existing Class subject to such Extension Request converted into Extended Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Commitments (and/or any earlier Extended Commitments) which it has elected to convert into Extended Commitments (subject to any minimum denomination requirements imposed by the Extension Request). In the event that the aggregate amount of

Commitments (and any earlier Extended Commitments) subject to Extension Elections exceeds the amount of Extended Commitments requested pursuant to the Extension Request, Commitments and (and any earlier Extended Commitments) subject to Extension Elections shall be converted to Extended Commitments on a pro rata basis based on the amount of Commitments (and any earlier Extended Commitments) included in each such Extension Election or as may be otherwise agreed to in the applicable Extension Amendment and in the event that the aggregate amount of Commitments (and any earlier Extended Commitments) subject to Extension Elections is less than the amount of Extended Commitments requested pursuant to the Extension Request, the Borrower may cause Additional Lenders to become Extending Lenders hereunder with Extended Commitments by executing an Extension Amendment on the terms specified in such Extension Request in an amount agreed to by such Additional Lenders (the “Additional Lender Extended Amount”) (and in such case the Borrower will either (i) reduce Commitments hereunder (other than Commitments that are subject to Extension Elections pursuant to such Extension Request) by an aggregate amount equal to the Additional Lender Extended Amount, (ii) increase Commitments hereunder by an amount equal to the Additional Lender Extended Amount (up to an aggregate amount not to exceed the amount that would be permitted in an Incremental Increase pursuant to Section 2.16 at such time) or (iii) implement a combination of Commitment reductions under the foregoing clause (i) and Commitment increases under the foregoing clause (ii) in an aggregate amount equal to Additional Lender Extended Amount). Notwithstanding the conversion of any Existing Commitment into an Extended Commitment, such Extended Commitment shall be treated identically to all Existing Commitments of the Specified Existing Commitment Class for purposes of the obligations of a Lender in respect of Swingline Loans under Section 2.1(c) and Letters of Credit under Section 3, except that the applicable Extension Amendment may provide that the Swingline Maturity Date and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swingline Loans and issue Letters of Credit may be continued (pursuant to mechanics to be specified in the applicable Extension Amendment) so long as the applicable Swingline Lender and/or the applicable Issuing Bank, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension). For the avoidance of doubt, neither the Swingline Maturity Date nor the last day for issuing Letters of Credit may be extended (and the related obligations to make Swingline Loans or issue Letters of Credit may not be continued) without the express consent of the Swingline Lender or applicable Issuing Bank, as applicable.

(c) Extended Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which, notwithstanding anything to the contrary set forth in Section 13.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Commitments established thereby) executed by the Credit Parties, the Administrative Agent and the Extending Lenders. It is understood and agreed that each Lender hereunder has consented, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Credit Documents authorized by this Section 2.17 (and approved by the applicable Extending Lenders with respect to the Extended Commitments established thereby) and the arrangements described above in connection therewith. No Extension Amendment shall provide for any tranche of Extended Commitments in an aggregate principal amount that is less than $25,000,000 (or such lesser amount as the Administrative Agent may agree in its reasonable discretion). Notwithstanding anything to the contrary in this Section 2.17(c) and without limiting the generality or applicability of Section 13.1 to any Section 2.17 Additional Amendments (as defined below), any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.17 Additional Amendment”) to this Agreement and the other Credit Documents; provided that such Section 2.17 Additional Amendments are within the requirements of Section 2.17(a) and do not become effective prior to the time that such Section 2.17 Additional Amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Loans provided for in any Extension Amendment) by such of the Lenders, Credit Parties and other parties (if any) as may be required in order for such Section 2.17 Additional Amendments to become effective in accordance with Section 13.1.

(d) Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Class of Existing Commitments is converted to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (an “Extension Date”), in the case of the Existing Commitments of each Extending Lender under any Specified Existing Commitment Class, the aggregate principal amount of such Existing Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Commitments so converted by such Lender on such date, and such Extended Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Commitment Class and from any other Existing Commitments (together with any other Extended Commitments so established on such date) and (B) if, on any Extension Date, any Existing Loans of any Extending Lender are outstanding under the Specified Existing Commitment Class, such Existing Loans (and any related participations) shall be deemed to be allocated as Extended Loans (and related participations) in the same proportion as such Extending Lender’s Specified Existing Commitments to Extended Commitments.

(e) No exchange of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.17 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

SECTION 3. Letters of Credit

3.1 Letters of Credit.

(a) Subject to and upon the terms and conditions herein set forth, at any time and from time to time on and after the Closing Date and prior to the L/C Maturity Date, each Issuing Bank, severally and not jointly, agrees, in reliance upon the agreements of the Lenders set forth in this Section 3, to issue upon the request of the Borrower and for the direct or indirect benefit of the Borrower and the Restricted Subsidiaries, a letter of credit or letters of credit (the “Letters of Credit” and each, a “Letter of Credit”) in such form and with such Issuer Documents as may be approved by the applicable Issuing Bank in its reasonable discretion; provided that the Borrower shall be a co-applicant of, and jointly and severally liable with respect to, each Letter of Credit issued for the account of a Restricted Subsidiary.

(b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letters of Credit Outstanding at such time, would exceed the Letter of Credit Commitment then in effect, (ii) no Letter of Credit shall be issued the Stated Amount of which would cause the aggregate amount of all Lenders’ Total Exposures at such time to exceed the Loan Limit then in effect, (iii) each Letter of Credit shall have an expiration date occurring no later than one year after the date of issuance or such longer period of time as may be agreed by the applicable Issuing Bank, unless otherwise agreed upon by the Administrative Agent and the applicable Issuing Bank or as provided under Section 3.2(b); provided that any Letter of Credit may provide for automatic renewal thereof for additional periods of up to 12 months or such longer period of time as may be agreed upon by the applicable Issuing Bank, subject to the provisions of Section 3.2(b); provided, further, that in no event shall such expiration date occur later than the L/C Maturity Date unless arrangements which are reasonably satisfactory to the applicable Issuing Bank to Cash Collateralize (or backstop) such Letter of Credit have been made (and, in any event, no Lender shall have any obligation to fund any L/C Participation if respect of any Unpaid Drawing after the L/C Maturity Date), (iv) no Alternate Currency Letter of Credit shall be issued unless (A) the Administrative Agent and the applicable Issuing Bank agree to such issuance of such Alternate Currency Letter of Credit (it being understood that there shall be no obligation to so agree) and (B) after giving effect thereto, the aggregate amount of the Letter of Credit Exposure with respect to all Alternate Currency Letters of Credit would not exceed $20,000,000, (v) no Letter of Credit shall be issued if it would be illegal under any applicable Requirement of Law for the beneficiary of the Letter of Credit to have a Letter of Credit issued in its favor, (vi) no Letter of Credit shall be issued by an Issuing Bank after it has received a written notice from any Credit Party or the Administrative Agent or the Majority Lenders stating that a Default or Event of Default has occurred and is continuing until such time as such Issuing Bank shall have received a written notice (A) of rescission of such notice from the party or parties originally delivering such notice, (B) of the waiver of such Default or Event of Default in accordance with the provisions of Section 13.1 or (C) that such Default or Event of Default is no longer continuing, (vii) no Issuing Bank shall have an obligation to issue a Letter of Credit in a Stated Amount that, when added to the Letters of Credit

Outstandings of Letters of Credit issued by such Issuing Bank, would exceed such Issuing Bank’s Maximum LC Commitment, (viii) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that such Issuing Bank in good faith deems material to it, and (ix) no Issuing Bank shall have an obligation to issue a Letter of Credit the proceeds of which would be available to any Person in any manner that would result in a violation of one or more policies of such Issuing Bank applicable to letters of credit generally.

(c) Upon at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent and the applicable Issuing Bank (which notice the Administrative Agent shall promptly transmit to each of the applicable Lenders), the Borrower shall have the right, on any day, permanently to terminate or reduce the Letter of Credit Commitment in whole or in part; provided that, after giving effect to such termination or reduction, the Letters of Credit Outstanding shall not exceed the Letter of Credit Commitment.

3.2 Letter of Credit Applications.

(a) Whenever the Borrower desires that a Letter of Credit be issued, amended or renewed for its account on its own behalf, or on behalf of its Restricted Subsidiaries, the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent a Letter of Credit application, amendment request or any such document as may be approved by the applicable Issuing Bank (each, a “Letter of Credit Application”). Upon receipt of any Letter of Credit Application or amendment request, (i) in the case of Letters of Credit denominated in Dollars, (A) the applicable Issuing Bank will use its best efforts to process such Letter of Credit Application on the Business Day on which such Letter of Credit Application is received, provided that such Letter of Credit Application is received no later than 12:00 p.m. (New York City time) on such Business Day, or (B) otherwise, the first Business Day next succeeding receipt of such Letter of Credit Application, and (ii) in the case of Letters of Credit denominated in an Alternate Currency, (A) the applicable Issuing Bank will use its best efforts to process such Letter of Credit Application on the second Business Day after the day on which such Letter of Credit Application is received, or (B) otherwise, the fifth Business Day after the day on which such Letter of Credit Application is received. In addition, as a condition to any such Letter of Credit issuance, the Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the respective Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control.

(b) If the Borrower so requests in any applicable Letter of Credit Application, the applicable Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each 12-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such 12-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the L/C Maturity

Date; provided, however, that such Issuing Bank shall not permit any such extension if (i) such Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (b) of Section 3.1 or otherwise), or (ii) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (A) from the Administrative Agent that the Majority Lenders have elected not to permit such extension or (B) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 7 are not then satisfied, and in each such case directing such Issuing Bank not to permit such extension.

(c) Each Issuing Bank (other than the Administrative Agent or any of its Affiliates) shall, at least once each week, provide the Administrative Agent with a list of all Letters of Credit issued by it that are outstanding at such time; provided that, upon written request from the Administrative Agent, such Issuing Bank shall thereafter notify the Administrative Agent in writing on each Business Day of all Letters of Credit issued on the prior Business Day by such Issuing Bank; provided further that the notification requirements of this Section 3.2(c) shall not apply with respect to any Existing Letter of Credit.

(d) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that the Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section  3.1(b).

3.3 Letter of Credit Participations.

(a) Immediately upon the issuance by an Issuing Bank of any Letter of Credit (and on the Closing Date, with respect to the Existing Letters of Credit), such Issuing Bank shall be deemed to have sold and transferred to each Lender (each such Lender, in its capacity under this Section 3.3, an “L/C Participant”), and each such L/C Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation (each an “L/C Participation”), to the extent of such L/C Participant’s Commitment Percentage, in each Letter of Credit, each substitute therefor, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto.

(b) In determining whether to pay under any Letter of Credit, the relevant Issuing Bank shall have no obligation relative to the L/C Participants other than to confirm that (i) any documents required to be delivered under such Letter of Credit have been delivered, (ii) such Issuing Bank has examined the documents with reasonable care and (iii) the documents appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the relevant Issuing Bank under or in connection with any Letter of Credit issued by it, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability.

(c) In the event that an Issuing Bank makes any payment under any Letter of Credit issued by it and the Borrower shall not have repaid such amount (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof) in full to such Issuing Bank pursuant to Section 3.4(a), such Issuing Bank shall promptly notify the Administrative Agent and each L/C Participant of such failure, and each such L/C Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Bank, the amount of such L/C Participant’s Commitment Percentage of such unreimbursed payment in Dollars and in immediately available funds; provided, however, that no L/C Participant shall be obligated to pay to the Administrative Agent for the account of such Issuing Bank its Commitment Percentage of such unreimbursed amount arising from any wrongful payment made by such Issuing Bank under any such Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank. Each L/C Participant shall make available to the Administrative Agent for the account of the relevant Issuing Bank such L/C Participant’s Commitment Percentage of the amount of such payment no later than 1:00 p.m. (New York City time) on the first Business Day after the date notified by such Issuing Bank in immediately available funds. If and to the extent such L/C Participant shall not have so made its Commitment Percentage of the amount of such payment available to the Administrative Agent for the account of the relevant Issuing Bank, such L/C Participant agrees to pay to the Administrative Agent for the account of such Issuing Bank, forthwith on demand, such amount, together with interest thereon for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Issuing Bank at a rate per annum equal to the Overnight Rate from time to time then in effect, plus any administrative, processing or similar fees customarily charged by such Issuing Bank in connection with the foregoing. The failure of any L/C Participant to make available to the Administrative Agent for the account of any Issuing Bank its Commitment Percentage of any payment under any Letter of Credit shall not relieve any other L/C Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Commitment Percentage of any payment under such Letter of Credit on the date required, as specified above, but no L/C Participant shall be responsible for the failure of any other L/C Participant to make available to the Administrative Agent such other L/C Participant’s Commitment Percentage of any such payment.

(d) Whenever an Issuing Bank receives a payment in respect of an unpaid reimbursement obligation as to which the Administrative Agent has received for the account of such Issuing Bank any payments from the L/C Participants pursuant to clause (c) above, such Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each L/C Participant that has paid its Commitment Percentage of such reimbursement obligation, in Dollars and in immediately available funds, an amount equal to such L/C Participant’s share (based upon the proportionate aggregate amount originally funded by such L/C Participant to the aggregate amount funded by all L/C Participants) of the principal amount so paid in respect of such reimbursement obligation and interest thereon accruing after the purchase of the respective L/C Participations at the Overnight Rate.

(e) The obligations of the L/C Participants to make payments to the Administrative Agent for the account of an Issuing Bank with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including under any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Lender or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

(iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default;

provided, however, that no L/C Participant shall be obligated to pay to the Administrative Agent for the account of any Issuing Bank its Commitment Percentage of any unreimbursed amount arising from any wrongful payment made by such Issuing Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank.

3.4 Agreement to Repay Letter of Credit Drawings.

(a) The Borrower hereby agrees to reimburse the relevant Issuing Bank by making payment in Dollars or, in the case of Alternate Currency Letters of Credit, in the applicable Alternate Currency to such Issuing Bank or to the Administrative Agent for the account of such Issuing Bank (whether with its own funds or with proceeds of the Loans) in immediately available funds, for any payment or disbursement made by such Issuing Bank under any Letter of Credit issued by it (each such amount so paid until reimbursed, an “Unpaid Drawing” (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof)) (i) within one Business Day of the date of such payment or disbursement if such Issuing Bank provides notice to the Borrower of such payment or disbursement prior to 11:00 a.m. (New York City time) on such next succeeding Business Day (from the date of such payment or disbursement) or (ii) if such notice is received after such time, on the next Business Day following the date of receipt of such notice (such required date for reimbursement under clause (i) or (ii), as applicable, on such Business Day (the “Reimbursement Date”)), with interest on the amount so paid or disbursed by such Issuing Bank, from and including the date of such payment or disbursement to but excluding the Reimbursement Date, at the per annum rate for each day equal to the rate described in Section 2.8(a); provided that, notwithstanding anything contained in this Agreement to the contrary, with respect to any Letter of Credit, (i) unless the Borrower shall have notified the Administrative Agent and such Issuing Bank prior to 11:00 a.m. (New York City time) on the Reimbursement Date that the Borrower intends to reimburse such Issuing Bank for the amount of such drawing with funds other than the proceeds of Loans, the Borrower shall be deemed to have given a Notice of Borrowing requesting that the Lenders make Loans (which shall be ABR Loans) on the Reimbursement Date in an amount equal to the amount at such drawing (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof), and (ii) the Administrative Agent shall promptly notify each L/C Participant of such drawing and the amount of its Loan to be made in respect thereof, and each L/C Participant shall be irrevocably obligated to make a Loan to the Borrower in the manner deemed to have been requested in the amount of its Commitment Percentage of the applicable Unpaid Drawing by 12:00 noon (New York City time) on such Reimbursement Date by making the amount of such Loan available to the Administrative Agent. Such Loans made in respect of such Unpaid Drawing on such Reimbursement Date shall be made without regard to the Minimum Borrowing Amount and without regard to the satisfaction of the conditions set forth in Section 7. The Administrative Agent shall use the proceeds of such Loans solely for purpose of reimbursing the relevant Issuing Bank for the related Unpaid Drawing. In the event that the Borrower fails to Cash Collateralize any Letter of Credit that is outstanding on the L/C Maturity Date, the full amount of the Letters of Credit Outstanding in respect of such Letter of Credit shall be deemed to be an Unpaid Drawing subject to the provisions of this Section 3.4 except that such Issuing Bank shall hold the proceeds received from the Lenders as contemplated above as cash collateral for such Letter of Credit to reimburse any Drawing under such Letter of Credit and shall use such proceeds first, to reimburse itself for any Drawings made in respect of such Letter of Credit following the L/C Maturity Date, second, to the extent such Letter of Credit expires or is returned undrawn while any such cash collateral remains, to the repayment of obligations in respect of any Loans that have not paid at such time and third, to the Borrower or as otherwise directed by a court of competent jurisdiction. Nothing in this Section 3.4(a) shall affect the Borrower’s obligation to repay all outstanding Loans when due in accordance with the terms of this Agreement.

(b) The obligations of the Borrower under this Section 3.4 to reimburse the relevant Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that the Borrower or any other Person may have or have had against such Issuing Bank, the Administrative Agent or any Lender (including in its capacity as an L/C Participant), including any defense based upon (i) the failure of any drawing under a Letter of Credit (each a “Drawing”) to conform to the terms of the Letter of Credit, (ii) any non-application or misapplication by the beneficiary of the proceeds of such Drawing, (iii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (v) payment by the respective Issuing Bank under a Letter of

Credit against presentation of a draft or other document that does not comply with the terms of such letter of Credit, or (vi) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders or any Issuing Bank, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the respective Issuing Bank provided that the foregoing shall not be construed to excuse the relevant Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties hereto agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank that issued such Letter of Credit may in its sole discretion, either accept or make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

3.5 Increased Costs. If, after the Closing Date, the adoption of any Change in Law shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by any Issuing Bank, or any L/C Participant’s L/C Participation therein, or (b) impose on any Issuing Bank or any L/C Participant any other conditions, costs or expenses affecting its obligations under this Agreement in respect of Letters of Credit or L/C Participations therein or any Letter of Credit or such L/C Participant’s L/C Participation therein, and the result of any of the foregoing is to increase the cost to such Issuing Bank or such L/C Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Issuing Bank or such L/C Participant hereunder (other than (i) Taxes indemnifiable under Section 5.4, or (ii) Excluded Taxes) in respect of Letters of Credit or L/C Participations therein, then, promptly (and in any event no later than 15 days) after receipt of written demand to the Borrower by such Issuing Bank or such L/C Participant, as the case may be (a copy of which notice shall be sent by such Issuing Bank or such L/C Participant to the Administrative Agent), the Borrower shall pay to such Issuing Bank or such L/C Participant such additional amount or amounts as will compensate such Issuing Bank or such L/C Participant for such increased cost or reduction, it being understood and agreed, however, that no Issuing Bank or L/C Participant shall be entitled to such compensation as a result of such Person’s compliance with, or pursuant to any request or directive to comply with, any such Requirement of Law as in effect on the Closing Date. A certificate submitted to the Borrower by the relevant Issuing Bank or an L/C Participant, as the case may be (a copy of which certificate shall be sent by such Issuing Bank or such L/C Participant to the Administrative Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate such Issuing Bank or such L/C Participant as aforesaid shall be conclusive and binding on the Borrower absent clearly demonstrable error.

3.6 New or Successor Issuing Bank.

(a) Any Issuing Bank may resign as an Issuing Bank upon 30 days’ prior written notice to the Administrative Agent, the Lenders and the Borrower; provided that no Issuing Bank may resign without the prior consent of the Borrower so long as it (or one of its Affiliates) is also a Lender hereunder. The Borrower may replace any Issuing Bank for any reason upon written notice to such Issuing Bank and the Administrative Agent and may add Issuing Banks at any time upon notice by the Borrower to the Administrative Agent. If an Issuing Bank shall resign or be replaced, or if the Borrower shall decide to add a new Issuing Bank under this Agreement, then the Borrower may appoint from among the Lenders a successor issuer of Letters of Credit or a new Issuing Bank, as the case may be, or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld) and such new Issuing Bank, another successor or new issuer of Letters of Credit, whereupon such successor issuer shall succeed to the rights, powers and duties of the replaced or resigning Issuing Bank under this Agreement and the other Credit Documents, or such new issuer of Letters of Credit shall be granted the rights, powers and duties of an Issuing Bank hereunder, and the term “Issuing Bank” shall mean such successor or such new issuer of Letters of Credit effective upon such appointment. The acceptance of any appointment as an Issuing Bank hereunder whether as a successor issuer or new issuer of Letters of Credit in accordance with this Agreement, shall be evidenced by an agreement entered into by such new or successor issuer of Letters of Credit, in a form reasonably satisfactory to the Borrower and the Administrative Agent and, from and after the effective date of such agreement, such new or successor issuer of Letters of Credit shall become an “Issuing Bank” hereunder. After the resignation or replacement of an Issuing Bank hereunder, the resigning or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Credit Documents with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit. In connection with any resignation or replacement pursuant to this clause (a) (but, in case of any such resignation, only to the extent that a successor issuer of Letters of Credit shall have been appointed), either (i) the Borrower, the resigning or replaced Issuing Bank and the successor issuer of Letters of Credit shall arrange to have any outstanding Letters of Credit issued by the resigning or replaced Issuing Bank replaced with Letters of Credit issued by the successor issuer of Letters of Credit or (ii) the Borrower shall cause the successor issuer of Letters of Credit, if such successor issuer is reasonably satisfactory to the replaced or resigning Issuing Bank, to issue “back-stop” Letters of Credit naming the resigning or replaced Issuing Bank as beneficiary for each outstanding Letter of Credit issued by the resigning or replaced Issuing Bank, which new Letters of Credit shall have a Stated Amount equal to the Letters of Credit being back-stopped and the sole requirement for drawing on such new Letters of Credit shall be a drawing on the corresponding back-stopped Letters of Credit. After any resigning or replaced Issuing Bank’s resignation or replacement as Issuing Bank, the provisions of this Agreement relating to an Issuing Bank shall inure to its benefit as to any actions taken or omitted to be taken by it (A) while it was an Issuing Bank under this Agreement or (B) at any time with respect to Letters of Credit issued by such Issuing Bank.

(b) To the extent that there are, at the time of any resignation or replacement as set forth in clause (a) above, any outstanding Letters of Credit, nothing herein shall be deemed to impact or impair any rights and obligations of any of the parties hereto with respect to such outstanding Letters of Credit (including any obligations related to the payment of fees or the reimbursement or funding of amounts drawn), except that the Borrower, the resigning or replaced Issuing Bank and the successor issuer of Letters of Credit shall have the obligations regarding outstanding Letters of Credit described in clause (a) above.

3.7 Role of Issuing Bank. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no Issuing Bank shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Banks, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of any Issuing Bank shall be liable to any Lender for (a) any action taken or omitted in connection herewith at the request or with the approval of the Majority Lenders, (b) any action taken or omitted in the absence of gross negligence or willful misconduct or (c) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.

None of the Issuing Banks, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of any Issuing Bank shall be liable or responsible for any of the matters described in Section 3.3(e); provided that anything in such Section to the contrary notwithstanding, the Borrower may have a claim against an Issuing Bank, and such Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such Issuing Bank’s willful misconduct or gross negligence or such Issuing Bank’s unlawful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no Issuing Bank shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

3.8 Cash Collateral.

(a) Upon the request of the Majority Lenders if, as of the L/C Maturity Date, there are any Letters of Credit Outstanding, the Borrower shall immediately Cash Collateralize the then Letters of Credit Outstanding.

(b) If any Event of Default shall occur and be continuing, the Majority Lenders may require that the L/C Obligations be Cash Collateralized; provided that, upon the occurrence of an Event of Default referred to in Section 11.5 with respect to the Borrower, the Borrower shall immediately Cash Collateralize the Letters of Credit then outstanding and no notice or request by or consent from the Majority Lenders shall be required.

(c) For purposes of this Agreement, “Cash Collateralize” shall mean to (i) pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to the amount of the Letters of Credit Outstanding required to be Cash Collateralized (the “Required Cash Collateral Amount”) or (ii) if the relevant Issuing Bank benefiting from such collateral shall agree in its reasonable discretion, other forms of credit support (including any backstop letter of credit) in a face amount equal to 105% of the Required Cash Collateral Amount from an issuer reasonably satisfactory to such Issuing Bank, in each case under clause (i) and (ii) above pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant Issuing Bank (which documents are hereby consented to by the Lenders). Derivatives of such term, including “Cash Collateral”, have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Banks and the L/C Participants, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Such Cash Collateral shall be maintained in blocked, interest bearing deposit accounts established by and in the name of the Borrower, subject at all times, in each case, to a Control Agreement.

3.9 Existing Letters of Credit. Subject to the terms and conditions hereof, each Existing Letter of Credit that is outstanding on the Closing Date, listed on Schedule 1.1(d) shall, effective as of the Closing Date and without any further action by the Borrower, be continued as a Letter of Credit hereunder and from and after the Closing Date shall be deemed a Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof.

3.10 Applicability of ISP and UCP. Unless otherwise expressly agreed to by the relevant Issuing Bank and the Borrower when a Letter of Credit is issued, (a) the rules of the ISP or the Uniform Customs and Practice for Documentary Credits shall apply to each standby Letter of Credit and (b) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.

3.11 Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

3.12 Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, the Borrower shall be obligated to reimburse the relevant Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.

3.13 Alternate Currency. If any amounts received or owing hereunder in connection with Alternate Currency Letters of Credit are paid in a currency other than the applicable Alternate Currency (the “Other Currency”), the applicable Issuing Bank may convert (actually or notionally) such Other Currency into the applicable Alternate Currency and such conversion shall be effected at the Exchange Rate for the time being for obtaining such Alternate Currency and the Borrower shall indemnify such Issuing Bank on demand in respect of any resulting loss in respect of such conversion. The Borrower waives any right it may have in any jurisdiction to pay any amount under this Section 3.13 in a currency or currency unit other than that in which it is expressed to be payable.

SECTION 4. Fees; Commitments.

4.1 Fees.

(a) The Borrower agrees to pay to the Administrative Agent in Dollars, for the account of each Lender (in each case pro rata according to the respective Commitment Percentages of the Lenders), a commitment fee (the “Commitment Fee”) for each day from the Closing Date until but excluding the Termination Date. Each Commitment Fee shall be payable by the Borrower quarterly in arrears on the last Business Day of each March, June, September and December (for the three-month period (or portion thereof) ended on such day for which no payment has been received) and on the Termination Date (for the period ended on such date for which no payment has been received pursuant to clause (i) above), and shall be computed for each day during such period at a rate per annum equal to the Commitment Fee Rate in effect on such day on the Available Commitment (assuming for this purpose that there is no reference to “Swingline Exposure” in the definition of Total Exposure) in effect on such day.

(b) The Borrower agrees to pay to the Administrative Agent in Dollars for the account of the Lenders pro rata on the basis of their respective Letter of Credit Exposure, a fee in respect of each Letter of Credit (the “Letter of Credit Fee”), for the period from the date of issuance of such Letter of Credit until the termination or expiration date of such Letter of Credit computed at the per annum rate for each day equal to the Applicable Margin for LIBOR Loans on the average daily Stated Amount of such Letter of Credit. Such Letter of Credit Fees shall be due and payable (i) quarterly in arrears on the last Business Day of each March, June, September and December and (ii) on the Termination Date (for the period for which no payment has been received pursuant to clause (i) above).

(c) The Borrower agrees to pay directly to each Issuing Bank a fee in respect of each Letter of Credit issued by it (the “Fronting Fee”), for the period from the date of issuance of such Letter of Credit to the termination or expiration date of such Letter of Credit, computed at the rate for each day equal to 0.125% per annum (or such other amount as may be agreed in a separate writing between the Borrower and the relevant Issuing Bank) on the average daily Stated Amount of such Letter of Credit (or at such other rate per annum as agreed in writing between the Borrower and the relevant Issuing Bank). Such Fronting Fees shall be due and payable by the Borrower (i) quarterly in arrears on the last Business Day of each March, June, September and December and (ii) on the Termination Date (for the period for which no payment has been received pursuant to clause (i) above).

(d) The Borrower agrees to pay directly to each Issuing Bank upon each issuance of, drawing under, and/or amendment of, a Letter of Credit issued by it such amount as the relevant Issuing Bank and the Borrower shall have agreed upon for issuances of, drawings under or amendments of, letters of credit issued by it.

(e) The Borrower agrees to pay to the Administrative Agent the administrative agent fees in the amounts and on the dates as set forth in writing from time to time between the Administrative Agent and the Borrower.

4.2 Voluntary Reduction of Commitments.

(a) Upon at least two Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at the Administrative Agent’s Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, on any day, permanently to terminate or reduce the Commitments of any Class, as determined by the Borrower, in whole or in part; provided that (a) with respect to the Commitments, any such termination or reduction shall apply proportionately and permanently to reduce the Commitments of each of the Lenders of such Class, except that, notwithstanding the foregoing, (1) the Borrower may allocate any termination or reduction of Commitments among classes of Commitments either (A) ratably among Classes or (B) first to the Commitments with respect to any Existing Commitments and second to any Extended Commitments and (2) in connection with the establishment on any date of any Extended Commitments pursuant to Section 2.17, (i) the Existing Commitments of each Lender providing any such Extended Commitments on such date shall be reduced in an amount equal to the amount of Specified Existing Commitments so extended on such date by such Lender and (ii) the Existing Commitments of any Lender not providing such Extended Commitments shall be reduced, solely to the extent elected to be reduced by the Borrower pursuant to Section 2.17, among the Class or Classes of Commitments elected by the Borrower (provided that (x) after giving effect to any such reduction and to the repayment of any Loans made on such date, the Total Exposure of any such Lender does not exceed the Commitment of such Lender (such Total Exposure and Commitment in the case of an Extending Lender being determined for purposes of this proviso, for the avoidance of doubt, exclusive of such Extending Lender’s Extended Commitment and any exposure in respect thereof) and (y) for the avoidance of doubt, any such repayment of Loans contemplated by the preceding clause shall be made in compliance with the requirements of Section 5.3(a) with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving effect to any conversion pursuant to Section 2.17 of Existing Commitments and Existing Loans into Extended Commitments and Extended Loans respectively, and prior to any reduction being made to the Commitment of any other Lender), (b) any partial reduction pursuant to this Section 4.2 shall be in the amount of at least $500,000 and in multiples of $100,000 in excess thereof and (c) after giving effect to such termination or reduction and to any prepayments of Loans or cancellation or Cash Collateralization of Letters of Credit made on the date thereof in accordance with this Agreement, the aggregate amount of the Lenders’ Total Exposures shall not exceed the Loan Limit.

(b) The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than two (2) Business Days’ prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.15(f) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender may have against such Defaulting Lender.

4.3 Mandatory Termination of Commitments.

(a) The Total Commitment shall terminate at 5:00 p.m. (New York City time) on the Termination Date.

(b) The Swingline Commitment shall terminate at 5:00 p.m. (New York City time) on the earlier of (x) the Swingline Maturity Date and (y) the Termination Date.

SECTION 5. Payments.

5.1 Voluntary Prepayments. The Borrower shall have the right to prepay Loans and Swingline Loans, in each case, without premium or penalty, in whole or in part from time to time on the following terms and conditions:

(a) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice substantially in the form of Exhibit M hereto (or telephonic notice promptly confirmed in writing in such form) of its intent to make such prepayment, the amount of such prepayment and (in the case of LIBOR Loans) the specific Borrowing(s) being prepaid, which notice shall be given by the Borrower no later than 1:00 p.m. (New York City time) (i) in the case of LIBOR Loans, three Business Days prior to and (ii) in the case of ABR Loans on the date of such prepayment and shall promptly be transmitted by the Administrative Agent to each of the Lenders;

(b) each partial prepayment of (i) LIBOR Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof, and (ii) any ABR Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof; provided that no partial prepayment of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding LIBOR Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount for such LIBOR Loans; and

(c) any prepayment of LIBOR Loans pursuant to this Section 5.1 on any day other than the last day of an Interest Period applicable thereto shall be subject to compliance by the Borrower with the applicable provisions of Section 2.11.

Each such notice shall specify the date and amount of such prepayment and the Type of Loans to be prepaid. At the Borrower’s election in connection with any prepayment pursuant to this Section 5.1, such prepayment shall not be applied to any Loans of a Defaulting Lender.

Notwithstanding the foregoing (and as provided in clause (1) of the proviso to Section 2.17(a)), the Borrower may not prepay Extended Loans of any Extension Series unless such prepayment, to the extent any such Existing Loans are outstanding, is accompanied by a pro rata repayment of Existing Loans of the Specified Existing Commitment Class of the Existing Class from which such Extended Loans and Extended Commitments were converted (or such Loans and Commitments of the Existing Class have otherwise been repaid and terminated in full).

5.2 Mandatory Prepayments.

(a) Repayment following Optional Reduction of Commitments. If, after giving effect to any termination or reduction of the Commitments pursuant to Section 4.2(a), the aggregate Total Exposures of all Lenders exceeds the Loan Limit (as reduced), then the Borrower shall on the same Business Day (i) prepay the Swingline Loans and, after all Swingline Loans have been paid in full, the remaining Loans on the date of such termination or reduction in an aggregate principal amount equal to such excess and (ii) if any excess remains after prepaying all of the Loans as a result of any Letter of Credit Exposure, pay to the Administrative Agent on behalf of the Issuing Banks and the L/C Participants an amount in cash or otherwise Cash Collateralize an amount equal to such excess as provided in Section 3.8.

(b) Repayment of Loans Following Redetermination or Adjustment of Borrowing Base.

(i) Upon any redetermination of the Borrowing Base in accordance with Section 2.14(b), if the aggregate Total Exposures of all Lenders exceeds the redetermined Borrowing Base, then the Borrower shall, within ten (10) Business Days after its receipt of a New Borrowing Base Notice indicating such Borrowing Base Deficiency, inform the Administrative Agent of the Borrower’s election to: (A) within 30 days following such election prepay the Loans in an aggregate principal amount equal to such excess, (B) prepay the Loans in four equal monthly installments, commencing on the 30th day following such election with each payment being equal to l/4th of the aggregate principal amount of such excess, (C) within 30 days following such election, provide additional Collateral in the form of additional Oil and Gas Properties not evaluated in the most recently delivered Reserve Report or other Collateral reasonably acceptable to the Administrative Agent having a Borrowing Base Value (as proposed by the Administrative Agent and approved by the Required Lenders in good faith in accordance with their respective usual and customary oil and gas lending criteria as they exist at the particular time) sufficient, after giving effect to any other actions taken pursuant to this Section 5.2(b)(i) to eliminate any such excess or (D) undertake a combination of clauses (A), (B) and (C); provided that if, because of Letter of Credit Exposure, a Borrowing Base Deficiency remains after prepaying all of the Loans, the Borrower shall Cash Collateralize such remaining Borrowing Base Deficiency as provided in Section 3.8; provided further, that all payments required to be made pursuant to this Section 5.2(b)(i) must be made on or prior to the Termination Date.

(ii) Upon any adjustment to the Borrowing Base pursuant to Section 2.14(e), (f) or (g), if the aggregate Total Exposures of all Lenders exceeds the Borrowing Base, as adjusted, then the Borrower shall (A) prepay the Loans in an aggregate principal amount equal to such excess and (B) if any excess remains after prepaying all of the Loans as a result of any Letter of Credit Exposure, Cash Collateralize such excess as provided in Section 3.8. The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral no later than two (2) Business Days following the date it receives written notice from the Administrative Agent of the adjustment of the Borrowing Base and the resulting Borrowing Base Deficiency; provided that all payments required to be made pursuant to this clause must be made on or prior to the Termination Date.

(c) Application to Loans. With respect to each prepayment of Loans elected under Section 5.1 or required by Section 5.2, the Borrower may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) being repaid and (ii) the Loans to be prepaid; provided that (A) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, (B) notwithstanding the provisions of the preceding clause (A), no prepayment of Loans shall be applied to the Loans of any Defaulting Lender unless otherwise agreed to in writing by the Borrower and (C) notwithstanding the foregoing (as provided in clause (1) of the proviso to Section 2.17(a)), the Borrower may not prepay Extended Loans of any Extension Series unless such prepayment, to the extent any such Existing Loans are outstanding, is accompanied by a pro rata repayment of Existing Loans of the Specified Existing Commitment Class of the Existing Class from which such Extended Loans and Extended Commitments were converted (or such Loans and Commitments of the Existing Class have otherwise been repaid and terminated in full). In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(d) LIBOR Interest Periods. In lieu of making any payment pursuant to this Section 5.2 in respect of any LIBOR Loan, other than on the last day of the Interest Period therefor so long as no Event of Default shall have occurred and be continuing, the Borrower at its option may deposit, on behalf of the Borrower, with the Administrative Agent an amount equal to the amount of the LIBOR Loan to be prepaid and such LIBOR Loan shall be repaid on the last day of the Interest Period therefor in the required amount. Such deposit shall be held by the Administrative Agent in a corporate time deposit account established on terms reasonably satisfactory to the Administrative Agent, earning interest at the then customary rate for accounts of such type. The Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Such deposit shall constitute cash collateral for the LIBOR Loans to be so prepaid; provided that the Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 5.2.

(e) Application of Proceeds. The application of proceeds pursuant to this Section 5.2 shall not reduce the aggregate amount of Commitments under the Facility and amounts prepaid may be reborrowed subject to the Available Commitment.

5.3 Method and Place of Payment.

(a) All payments under this Agreement shall be made by the Borrower without set-off, counterclaim or deduction of any kind. Unless otherwise specifically provided herein, all such payments shall be made to the Administrative Agent for the ratable account of the Lenders entitled thereto or the Issuing Banks or the Swingline Lender entitled thereto, as the case may be, not later than 2:00 p.m. (New York City time), in each case, on the date when due and shall be made in immediately available funds at the Administrative Agent’s Office or at such other office as the Administrative Agent shall specify for such purpose by notice to the Borrower, it being understood that written or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower’s account at the Administrative Agent’s Office shall constitute the making of such payment to the extent of such funds held in such account. All repayments or prepayments of any Loans (whether of principal, interest or otherwise) hereunder and all other payments under each Credit Document shall be made in Dollars. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 p.m. (New York City time) or, otherwise, on the next Business Day in the sole discretion of the Administrative Agent) like funds relating to the payment of principal or interest or fees ratably to the Lenders or the Issuing Banks, as applicable, entitled thereto.

(b) For purposes of computing interest or fees, any payments under this Agreement that are made later than 2:00 p.m. (New York City time) shall be deemed to have been made on the next succeeding Business Day in the sole discretion of the Administrative Agent. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

5.4 Net Payments.

(a) Any and all payments made by or on behalf of the Borrower or any Guarantor under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes; provided that if the Borrower, any Guarantor, the Administrative Agent or any other applicable withholding agent shall be required by applicable Requirements of Law to deduct or withhold any Taxes from such payments, then (i) the applicable withholding agent shall make such deductions or withholdings as are reasonably determined by the applicable withholding agent to be required by any applicable Requirement of Law, (ii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower or such Guarantor shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 5.4) the Administrative Agent, the Collateral Agent, or the applicable Issuing Bank or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made. Whenever any Indemnified Taxes or Other Taxes are payable by the Borrower or such Guarantor, as promptly as possible thereafter, the Borrower or Guarantor shall send to the Administrative Agent for its own account or for the account of such Issuing Bank or Lender, as the case may be, a certified copy of an official receipt (or other evidence acceptable to such Issuing Bank or Lender, acting reasonably) received by the Borrower or such Guarantor showing payment thereof. Without duplication, after any payment of Taxes by any Credit Party or the Administrative Agent to a Governmental Authority as provided in this Section 5.4, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(b) The Borrower shall timely pay and shall indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender with regard to any Other Taxes (whether or not such Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority).

(c) The Borrower shall indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender within 15 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed on the Administrative Agent, the Collateral Agent or such Lender, as the case may be (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender, the Administrative Agent or the Collateral Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(d) Each Lender shall deliver to the Borrower and the Administrative Agent, at such time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not any payments made hereunder or under any other Credit Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of any payments to be made to such Lender by any Credit Party pursuant to any Credit Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(e) Without limiting the generality of Section 5.4(d), each Non-U.S. Lender with respect to any Loan made to the Borrower shall, to the extent it is legally eligible to do so:

(i) deliver to the Borrower and the Administrative Agent, prior to the date on which the first payment to the Non-U.S. Lender is due hereunder, two copies of (A) in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, United States Internal Revenue Service Form W-8BEN (or any applicable successor form) (together with a certificate (substantially in the form of Exhibit K hereto) representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a “10-percent shareholder” (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower, is not a CFC related to the Borrower (within the meaning of Section 864(d)(4) of the Code) and the interest payments in question are not effectively connected with the conduct by such Lender of a trade or business within the United States), (B) Internal Revenue Service Form W-8BEN or Form W-8ECI (or any applicable successor form), in each case properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. federal withholding tax on payments by the Borrower under this Agreement, (C) Internal Revenue Service Form W-8IMY (or any applicable successor form) and all necessary attachments (including the forms described in clauses (A) and (B) above, provided that if the Non-U.S. Lender is a partnership, and one or more of the partners is claiming portfolio interest treatment, the Non-Bank Tax Certificate substantially in the form of Exhibit K may be provided by such Non-U.S. Lender on behalf of such partners) or (D) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

(ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification (or any applicable successor form) on or before the date that any such form or certification expires or becomes obsolete or invalid, after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent, and from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent.

Any Non-U.S. Lender that becomes legally ineligible to update any form or certification previously delivered shall promptly notify the Borrower and the Administrative Agent in writing of such Non-U.S. Lender’s inability to do so.

Each Person that shall become a Participant pursuant to Section 13.6 or a Lender pursuant to Section 13.6 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 5.4(e); provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Person from which the related participation shall have been purchased.

In addition, to the extent it is legally eligible to do so, each Agent shall deliver to the Borrower (x)(I) prior to the date on which the first payment by the Borrower is due hereunder or (II) prior to the first date on or after the date on which such Agent becomes a successor Agent pursuant to Section 12.9 on which payment by the Borrower is due hereunder, as applicable, two copies of a properly completed and executed IRS Form W-9 certifying its exemption from U.S. Federal backup withholding or a properly completed and executed applicable IRS Form W-8 certifying its non-U.S. status and its entitlement to any treaty benefits, and (y) on or before the date on which any such previously delivered documentation expires or becomes obsolete or invalid, after the occurrence of any event requiring a change in the most recent documentation previously delivered by it to the Borrower, and from time to time if reasonably requested by the Borrower, two further copies of such documentation.

(f) If any Lender, any Issuing Bank, the Administrative Agent or the Collateral Agent, as applicable, determines, in its sole discretion, that it had received a refund of an Indemnified Tax or Other Tax for which a payment has been made by the Borrower or any Guarantor pursuant to this Agreement or any other Credit Document, which refund in the good faith judgment of such Lender, such Issuing Bank, the Administrative Agent or the Collateral Agent, as the case may be, is attributable to such payment made by the Borrower or any Guarantor, then the Lender, the Issuing Bank, the Administrative Agent or the Collateral Agent, as the case may be, shall reimburse the Borrower or such Guarantor for such amount (net of all reasonable out-of-pocket expenses of such Lender, such Issuing Bank, the Administrative Agent or the Collateral Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender, the Issuing Bank, the Administrative Agent or the Collateral Agent, as the case may be, determines in its sole discretion to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account expenses or any taxes imposed on the refund) than it would have been in if the payment had not been required; provided that the Borrower or such Guarantor, upon the request of the Lender, the Issuing Bank, the Administrative Agent or the Collateral Agent, agrees to repay the amount paid over to the Borrower or such Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender, the Issuing Bank, the Administrative Agent or0 the Collateral Agent in the event the Lender, the Issuing Bank, the Administrative Agent or the Collateral Agent is required to repay such refund to such Governmental Authority. In such event, such Lender, such Issuing Bank, the Administrative Agent or the Collateral Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided that such Lender, such Issuing Bank, the Administrative Agent or the Collateral Agent may delete any information therein that it deems confidential). A Lender, an Issuing Bank, the Administrative Agent or the Collateral Agent shall claim any refund that it determines is available to it, unless it concludes in its sole discretion that it would be adversely affected by making such a claim. No Lender nor any Issuing Bank nor the Administrative Agent nor the Collateral Agent shall be obliged to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Credit Party in connection with this clause (f) or any other provision of this Section 5.4.

(g) If the Borrower determines that a reasonable basis exists for contesting an Indemnified Tax or Other Tax for which a Credit Party has paid additional amounts or indemnification payments, each Lender or Agent, as the case may be, shall use reasonable efforts to cooperate with the Borrower as the Borrower may reasonably request in challenging such Tax. The Borrower shall indemnify and hold each Lender and Agent harmless against any out-of-pocket expenses incurred by such Person in connection with any request made by the Borrower pursuant to this Section 5.4(g). Nothing in this Section 5.4(g) shall obligate any Lender or Agent to take any action that such Person, in its sole judgment, determines may result in a material detriment to such Person.

(h) Each U.S. Lender shall deliver to the Borrower and the Administrative Agent two Internal Revenue Service Forms W-9 (or substitute or successor form), properly completed and duly executed, certifying that such U.S. Lender is exempt from United States federal backup withholding (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete or invalid, (iii) after the occurrence of a change in the U.S. Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent. Any U.S. Lender that becomes legally ineligible to update any form or certification previously delivered shall promptly notify the Borrower and the Administrative Agent in writing of such U.S. Lender’s inability to do so.

(i) If a payment made to any Lender or any Agent under this Agreement or any other Credit Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender or such Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or such Agent shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 5.4(i), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(j) For the avoidance of doubt, for purposes of this Section 5.4, the term “Lender” includes any Issuing Bank and any Swingline Lender.

(k) The agreements in this Section 5.4 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

5.5 Computations of Interest and Fees.

(a) Except as provided in the next succeeding sentence, Interest on LIBOR Loans and ABR Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest on ABR Loans in respect of which the rate of interest is calculated on the basis of the Prime Rate and interest on overdue interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

(b) Fees and the average daily Stated Amount of Letters of Credit shall be calculated on the basis of a 360-day year for the actual days elapsed.

5.6 Limit on Rate of Interest.

(a) No Payment Shall Exceed Lawful Rate. Notwithstanding any other term of this Agreement, the Borrower shall not be obligated to pay any interest or other amounts under or in connection with this Agreement or otherwise in respect to any of the Obligations in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.

(b) Payment at Highest Lawful Rate. If the Borrower is not obliged to make a payment that it would otherwise be required to make, as a result of Section 5.6(a), the Borrower shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules and regulations.

(c) Adjustment if Any Payment Exceeds Lawful Rate. If any provision of this Agreement or any of the other Credit Documents would obligate the Borrower or any other Credit Party to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate that would be prohibited by any applicable Requirement of Law, then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable Requirements of Law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by the Borrower to the affected Lender under Section 2.8.

(d) Rebate of Excess Interest. Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from the Borrower an amount in excess of the maximum permitted by any applicable Requirement of Law, then the Borrower shall be entitled, by notice in writing to the Administrative Agent to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to the Borrower.

SECTION 6. Conditions Precedent to Initial Borrowing.

The initial Borrowing under this Agreement is subject to the satisfaction of the following conditions precedent, except as otherwise agreed or waived pursuant to Section 13.1.

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received, on behalf of itself and the Secured Parties on the Closing Date, a written opinion of (i) Vinson & Elkins LLP, counsel to the Credit Parties, and (ii) each local counsel specified on Schedule 6(b), in each case (A) dated the Closing Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank and (C) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsels to deliver such legal opinions.

(c) The Administrative Agent shall have received, in the case of each Credit Party, each of the items referred to in subclauses (i), (ii) and (iii) below:

(i) a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Credit Party, in each case, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Credit Party as of a recent date from such Secretary of State (or other similar official);

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Credit Party dated the Closing Date and certifying:

(A) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Credit Party as in effect on the Closing Date and at all times immediately prior to and after the date of the resolutions described in clause (B) below,

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing general partner, managing member or equivalent) of such Credit Party authorizing the execution, delivery and performance of the Credit Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,

(C) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation or certificate of formation of such Credit Party has not been amended since the date of the last amendment thereto disclosed pursuant to subclause (i) above,

(D) as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Credit Party, and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of such Credit Party; and

(iii) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to subclause (ii) above.

(d) The Guarantee shall be in full force and effect.

(e) Except for any items referred to on Schedule 9.13(b):

(i) The Collateral Agreement, all other Security Documents and other documents and instruments, including Uniform Commercial Code or other applicable personal property and financing statements, reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any Security Document and perfect such Liens to the extent required by, and with the priority required by, such Security Document shall have been delivered to the Collateral Agent for filing, registration or recording and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for Liens permitted under Section 10.2.

(ii) All Equity Interests of the Borrower and all Equity Interests of each Material Subsidiary directly owned by the Borrower or any Subsidiary Guarantor, in each case as of the Closing Date, shall have been pledged pursuant to the Collateral Agreement (except that such Credit Parties shall not be required to pledge any Excluded Equity Interests) and the Collateral Agent shall have received all certificates, if any, representing such securities pledged under the Collateral Agreement, accompanied by instruments of transfer and/or undated powers endorsed in blank.

(iii) Except with respect to intercompany Indebtedness, all evidences of Indebtedness for borrowed money in a principal amount in excess of $10,000,000 (individually) that is owing to the Borrower or any Subsidiary Guarantor shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement, and the Collateral Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank.

(iv) All Indebtedness of the Borrower and each of the Restricted Subsidiaries that is owing to any Credit Party shall be evidenced by the Intercompany Note, which shall be executed and delivered by the Borrower and each of the Restricted Subsidiaries and shall have been pledged pursuant to the Collateral Agreement, and the Collateral Agent shall have received such Intercompany Note, together with undated instruments of transfer with respect thereto endorsed in blank.

(f) Each of the Corporate Reorganization and Merger Transactions, the Junior Lien Note Exchange and each other transaction contemplated under the Transaction Agreement, shall have been consummated, or substantially simultaneously with the initial Borrowing under this Agreement, will be consummated, in all material respects in accordance with the terms of the Transaction Agreement, without giving effect to any modification, consent or waiver thereto that is materially adverse to the interests of the Administrative Agent, the Collateral Agent or the Lenders (in their capacities as such) without the consent of each of the Administrative Agent, the Collateral Agent and the Lenders.

(g) [Intentionally Blank.]

(h) The Administrative Agent shall have received (i) true, correct and complete copies of the Historical Financial Statements, (ii) a pro forma balance sheet as of December 31, 2017, for the Borrower and its Restricted Subsidiaries after giving effect to the Transactions, and (iii) a pro forma capitalization table of the Borrower and its Restricted Subsidiaries after giving effect to the Transactions.

(i) On the Closing Date, the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit J hereto and signed by a Financial Officer of the Borrower.

(j) The Agents shall have received all fees payable thereto or to any Lender (including any agent and arranger in respect of this Facility) on or prior to the Closing Date and, to the extent invoiced at least three (3) Business Days prior to the Closing Date, all other amounts due and payable pursuant to the Credit Documents on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Mayer Brown LLP) required to be reimbursed or paid by the Credit Parties hereunder or under any Credit Document.

(k) The Administrative Agent and the Lenders shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least five (5) Business Days prior to the Closing Date by the Administrative Agent and the Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(l) Since December 31, 2017, no change, event, circumstance, development, state of facts, or condition shall have occurred (or existed, as applicable) that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(m) The Administrative Agent and each of the Lenders shall have received the Initial Reserve Report and the Closing Date Reserve Report.

(n) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.3(a)(i) or, in the case of a Letter of Credit extension, the applicable Issuing Bank and the Administrative Agent shall have received a Letter of Credit Application as required by Section 3.2(a).

(o) The Administrative Agent shall have received the Intercreditor Agreement executed and delivered by the Borrower, each Subsidiary Guarantor, and each other representative of the Junior Lien Notes.

(p) The Administrative Agent shall have received Mortgages, executed and delivered by a duly Authorized Officer of the applicable Credit Parties in sufficient counterparts for the prompt recordation thereof, encumbering Mortgaged Properties that constitute Borrowing Base Properties evaluated in the Initial Reserve Report having a PV-10 sufficient to satisfy the Collateral Coverage Minimum.

(q) After giving effect to all Loans to be made and Letters of Credit to be issued hereunder and the consummation of the Transactions on the date of the initial Credit Event, Availability shall be not less than $300,000,000.

(r) The Administrative Agent shall have received (i) customary UCC lien search results with respect to the Borrower and the other Credit Parties in their respective jurisdictions of formation and (ii) county-level real property search results for the counties in which the Borrowing Base Properties are located.

(s) No litigation by any Person or Governmental Authority shall be pending or threatened (i) with respect to the Transaction Agreement or the Transactions contemplated therein, this Agreement or any Credit Document or (ii) that the Administrative Agent shall determine has had, or could reasonably be expected to have, a Material Adverse Effect or materially and adversely affect this Agreement or the Collateral.

(t) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Borrowing Base Properties.

(u) The Administrative Agent shall have received satisfactory title information with respect to Oil and Gas Properties of the Borrower and its Restricted Subsidiaries (including Stone Energy and its Subsidiaries) comprising at least 85% of the PV-10 of all of the Proved Reserves evaluated in the Initial Reserve Report.

(v) The Administrative Agent shall have received copies of insurance certificates, if applicable, evidencing the insurance required to be maintained by the Borrower and the Subsidiaries pursuant to Section 9.3, each of which shall name the Secured Parties as additional insureds on any such liability insurance and name the Collateral Agent as additional loss payee under any such property insurance, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(w) The Administrative Agent shall have received the schedule of Hedge Transactions described in Section 8.20 prepared as of a reasonably recent date (not exceeding ten (10) Business Days prior to the Closing Date).

(x) After giving effect to the Transactions, none of Holdings, the Borrower or its or their Restricted Subsidiaries shall have any outstanding Indebtedness or preferred Equity Interests other than (i) the Loans and Letters of Credit, (ii) the Junior Lien Notes, (iii) the Stone Energy Notes, and (iv) other Indebtedness permitted under Section 10.1.

(y) The Administrative Agent shall have received duly executed mortgage releases and terminations, terminations of any financing statements and terminations of control agreements, with respect to any and all Liens, in each case, encumbering the properties or assets (including Oil and Gas Properties) of the Borrower or its Restricted Subsidiaries (including Stone Energy and its Subsidiaries), including, without limitation, any mortgages, financing statements, control agreements and other security documents securing the Existing Credit Agreements, except to the extent any such Lien constitutes a Permitted Lien.

(z) The Administrative Agent and the Lenders shall have completed with satisfactory results all other business, legal, environmental, tax, financial and accounting due diligence with respect to the Borrower and its Restricted Subsidiaries, Stone Energy and its Subsidiaries and the Transactions.

The Administrative Agent shall notify the Borrower, the Issuing Banks and the Lenders of the Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 13.1) at or prior to 11:59 p.m., New York City time, on May 31, 2018 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

SECTION 7. Conditions Precedent to All Subsequent Credit Events.

The agreement of each Lender to make any Loan requested to be made by it (including on the Closing Date) (excluding Mandatory Borrowings and Loans required to be made by the Lenders in respect of Unpaid Drawings pursuant to Sections 3.3 and 3.4), and the obligation of any Issuing Bank to issue Letters of Credit on any date (other than any Existing Letter of Credit) after the Closing Date, is subject to the satisfaction of the following conditions precedent:

(a) At the time of each such Credit Event and also after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects (or, with respect to any such representations and warranties already qualified by materiality, Material Adverse Effect or a similar qualification, in all respects) with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if already qualified by materiality, in all respects) as of such earlier date).

(b) Prior to the making of each Loan (other than any Loan made pursuant to Section 3.4(a)) and each Swingline Loan, the Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3(a).

(c) Prior to the issuance of each Letter of Credit (other than any Existing Letter of Credit), the Administrative Agent and the applicable Issuing Bank shall have received a Letter of Credit Application meeting the requirements of Section 3.2(a).

The acceptance of the benefits of each Credit Event after the Closing Date shall constitute a representation and warranty by each Credit Party to each of the Lenders that all the applicable conditions specified in Section  7 above have been satisfied as of that time.

SECTION 8. Representations, Warranties and Agreements

In order to induce the Lenders to enter into this Agreement, to make the Loans and issue or participate in Letters of Credit as provided for herein, each of Holdings and the Borrower makes, on the date of each Credit Event, the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit:

8.1 Corporate Status. Each of the Borrower, each Guarantor and each Material Subsidiary (a) is a duly organized and validly existing corporation or other entity in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of such jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact its business as now conducted and (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

8.2 Corporate Power and Authority; Enforceability. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

8.3 No Violation. None of the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party or the compliance with the terms and provisions thereof will contravene any Requirement of Law except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents and Liens permitted hereunder) pursuant to the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound (any such term, covenant, condition or provision, a “Contractual Requirement”) except to the extent such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

8.4 Litigation. Except as set forth on Schedule 8.4, there are no actions, suits or proceedings (including Environmental Claims) pending or, to the knowledge of either Holdings or the Borrower, threatened with respect to Holdings, the Borrower or any of its Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect.

8.5 Margin Regulations. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, Regulation U or Regulation X of the Board.

8.6 Governmental Approvals. The execution, delivery and performance of each Credit Document do not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (a) such as have been obtained or made and are in full force and effect, (b) filings and recordings in respect of the Liens created pursuant to the Security Documents and (c) such consents, approvals, registrations, filings or actions the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

8.7 Investment Company Act. No Credit Party is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.8 True and Complete Disclosure.

(a) All written information (other than the Budget, estimates and information of a general economic nature or general industry nature) (the “Information”) concerning Holdings, the Intermediate Entities, the Borrower, the Subsidiaries, the Transactions and any other transactions contemplated hereby included in the Information Memorandum or otherwise prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Closing Date (with respect to Information provided prior to the Closing Date) and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made. As of the First Amendment Effective Date, to the best knowledge of Holdings and of the Borrower, the information include in the Beneficial Ownership Certification provided on or prior to the First Amendment Effective Date to any Lender in connection with this Agreement is true and correct in all respects.

(b) The Budget and estimates and information of a general economic nature or general industry nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from the Budget), as of the date such Budget and estimates were furnished to the Lenders and (with respect to any such Budget, estimates or information of a general economic nature or general industry nature provided prior to the Closing Date) as of the Closing Date.

8.9 Financial Condition; Financial Statements.

(a) The Historical Financial Statements present fairly in all material respects the consolidated financial position of each of the Borrower and its consolidated Subsidiaries and Stone Energy and its consolidated Subsidiaries at the date of such information and for the period covered thereby and have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes thereto, if any, subject, in the case of the unaudited financial information, to changes resulting from audit, normal year-end audit adjustments and to the absence of footnotes.

(b) As of the Closing Date (and after giving effect to the consummation of the Transactions), neither the Borrower nor any Restricted Subsidiary has any material Indebtedness (including Disqualified Stock), any material guarantee obligations, contingent liabilities, off balance sheet liabilities, partnership liabilities for taxes or unusual forward or long-term commitments that, in each case, are not reflected or provided for in the Historical Financial Statements or the pro forma financial statements referred to in Section 6.01(h), except as would not reasonably be expected to result in a Material Adverse Effect.

8.10 Tax Matters. Except where the failure of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (a) each of the Borrower and the Subsidiaries has filed all federal income Tax returns and all other Tax returns, domestic and foreign, required to be filed by it (including in its capacity as withholding agent) and has paid all Taxes payable by it that have become due, other than those (i) not yet delinquent or (ii) being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided to the extent required by and in accordance with GAAP (or in the case of a Foreign Subsidiary, the comparable accounting principles in the relevant jurisdiction) and (b) the Borrower and each of the Subsidiaries have provided adequate reserves in accordance with GAAP (or in the case of a Foreign Subsidiary, the comparable accounting principles in the relevant jurisdiction) for all Taxes of the Borrower and the Subsidiaries not yet due and payable.

8.11 Compliance with ERISA.

(a) Each Plan is in compliance with ERISA, the Code and any applicable Requirement of Law; no Reportable Event has occurred (or is reasonably likely to occur) with respect to any Plan; no Plan is “insolvent” (within the meaning of Section 4245 of ERISA) or in “reorganization” (within the meaning of Section 4245 of ERISA) (or is reasonably likely to be insolvent or in reorganization) or is in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), and no written notice of any such insolvency, reorganization, or endangered or critical status has been given to the Borrower or, to the knowledge of the Borrower, any ERISA Affiliate; each Plan that is subject to Title IV of ERISA has satisfied the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, and there has been no determination that any such Plan is, or is expected to be, in “at risk” status (within the meaning of Section 303(i)(4) of ERISA); none of the Borrower or any ERISA Affiliate has incurred (or is reasonably likely to incur) any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code nor has the Borrower or, to the knowledge of the Borrower, any ERISA Affiliate, been notified in writing that it will incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted (or are reasonably likely to be instituted) to terminate or to reorganize any Plan or to appoint a trustee to administer any Plan, and no written notice of any such proceedings has been given to the Borrower or, to the knowledge of the Borrower, any ERISA Affiliate; and no lien imposed under the Code or ERISA on the assets of the Borrower or any ERISA Affiliate exists (or is reasonably likely to exist) nor has the Borrower or, to the knowledge of the Borrower, any ERISA Affiliate been notified in writing that such a lien will be imposed on the assets of the Borrower or any ERISA Affiliate on account of any Plan, except to the extent that a breach of any of the representations or warranties in this Section 8.11(a) would not result, individually or in the aggregate, in an amount of liability that would be reasonably likely to have a Material Adverse Effect. No Plan (other than a Multiemployer Plan) has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 8.11(a), be reasonably likely to have a Material Adverse Effect. With respect to Plans that are Multiemployer Plans, the representations and warranties in this Section 8.11(a), other than any made with respect to (i) liability under Section 4201 or 4204 of ERISA or (ii) liability for “termination” or “reorganization” (within the meaning of Title IV of ERISA) of such Plans under ERISA, are made to the best knowledge of the Borrower.

(b) All Foreign Plans are in compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and applicable law, except for any failure to so comply, establish, administer or operate the Foreign Plans as would not reasonably be expected to have a Material Adverse Effect. All contributions or other payments that are due with respect to each Foreign Plan have been made in full and there are no funding deficiencies thereunder, except to the extent any such events would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

8.12 Subsidiaries. Schedule 8.12 lists each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein), in each case existing on the Closing Date (after giving effect to the Transactions). Each Guarantor, Material Subsidiary and Unrestricted Subsidiary as of the Closing Date has been so designated on Schedule 8.12.

8.13 Intellectual Property. The Borrower and each of the Restricted Subsidiaries own or have obtained valid rights to use all intellectual property, free from any burdensome restrictions, that is necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to obtain any such rights would not reasonably be expected to have a Material Adverse Effect. The operation of the respective businesses of the Borrower and each of the Restricted Subsidiaries, as currently conducted and as proposed to be conducted, do not infringe, misappropriate, violate or otherwise conflict with the proprietary rights of any third party have obtained all intellectual property, except as would not reasonably be expected to have a Material Adverse Effect.

8.14 Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a) (i) the Borrower and each of the Subsidiaries and all Oil and Gas Properties are in compliance with all Environmental Laws; (ii) neither the Borrower nor any Subsidiary has received written notice of any Environmental Claim or any other liability under any Environmental Law; (iii) neither the Borrower nor any Subsidiary is conducting any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location; and (iv) no underground storage tank or related piping, or any impoundment or disposal area containing Hazardous Materials has been used by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, is located at, on or under any Oil and Gas Properties currently owned or leased by the Borrower or any of its Subsidiaries.

(b) Neither the Borrower nor any of the Subsidiaries has treated, stored, transported, released or disposed or arranged for disposal or transport for disposal of Hazardous Materials at, on, under or from any currently or formerly owned or leased Oil and Gas Properties or facility in a manner that would reasonably be expected to give rise to liability of the Borrower or any Subsidiary under Environmental Law.

8.15 Properties.

(a) Each Credit Party has good and defensible title to the Borrowing Base Properties evaluated in the most recently delivered Reserve Report (other than those (i) in the case of the Initial Reserve Report, disposed of prior to the Closing Date and identified to the Administrative Agent in writing or, in the case of any Reserve Report delivered after the Closing Date, disposed of in compliance with Section 10.4 since delivery of such Reserve Report, (ii) leases that have expired in accordance with their terms and (iii) with title defects disclosed in writing to the Administrative Agent), and valid title to all its material personal properties, in each case, free and clear of all Liens other than Liens permitted by Section 10.2, except in each case where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. After giving full effect to the Liens permitted by Section 10.2, the Borrower or the Restricted Subsidiary specified as the owner owns the working interests and net revenue interests attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such properties shall not in any material respect obligate the Borrower or such Restricted Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such property in an amount in excess of the working interest of each property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower’s or such Restricted Subsidiary’s net revenue interest in such property.

(b) All material leases and agreements necessary for the conduct of the business of the Borrower and the Restricted Subsidiaries are valid and subsisting, in full force and effect, except to the extent that any such failure to be valid or subsisting would not reasonably be expected to have a Material Adverse Effect.

(c) The rights and properties presently owned, leased or licensed by the Credit Parties including all easements and rights of way, include all rights and properties necessary to permit the Credit Parties to conduct their respective businesses as currently conducted, except to the extent any failure to have any such rights or properties would not reasonably be expected to have a Material Adverse Effect.

(d) All of the properties of the Borrower and the Restricted Subsidiaries that are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards, except to the extent any failure to satisfy the foregoing would reasonably be expected to have a Material Adverse Effect.

8.16 Solvency. On the Closing Date (after giving effect to the consummation of the Transactions (including the execution and delivery of this Agreement, the making of the Closing Date Loans and the use of proceeds of such Closing Date Loans on the Closing Date)), (i) the Borrower on a consolidated basis with its Restricted Subsidiaries will be Solvent and (ii) the Borrower does not intend to, and the Borrower does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its debt or the debt of any such Subsidiary.

8.17 Insurance. The properties of the Borrower and the Restricted Subsidiaries are insured in the manner contemplated by Section 9.3.

8.18 Deposit Accounts; Securities Accounts; Commodities Accounts. Schedule 8.18 sets forth, as of the Closing Date, a true and complete list of all deposit accounts, securities accounts and commodities accounts of any Credit Party (including any Excluded Accounts on the Closing Date, which have been identified as such on Schedule 8.18).

8.19 Creation of Liens. Upon the execution and delivery of the Security Documents in accordance herewith, the Liens granted and to be granted by any Credit Party to the Collateral Agent for the benefit of the Secured Parties, constitute validly created, and when the filing and recordation thereof with the appropriate filing or recording officers in each of the necessary jurisdictions has been completed, perfected and first priority Liens, subject only to Liens permitted to have priority under Section 10.2.

8.20 Hedge Transactions. Schedule 8.20 sets forth, as of a reasonably recent date prior to the Closing Date, a true and complete list of all material commodity Hedge Transactions of each Credit Party, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof (as of the last Business Day of the most recent fiscal quarter preceding the Closing Date and for which a mark to market value is reasonably available), all credit support agreements relating thereto (including, to the extent permitted hereunder, any margin required or supplied) and the counterparty to each such agreement.

8.21 Patriot Act; Sanctions.

(a) On the Closing Date, each Credit Party is in compliance in all material respects with the material provisions of the Patriot Act, and the Borrower has provided to the Administrative Agent all information related to the Credit Parties (including but not limited to names, addresses and tax identification numbers (if applicable)) reasonably requested in writing by the Administrative Agent and mutually agreed to be required by the Patriot Act to be obtained by the Administrative Agent or any Lender.

(b) The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and directors and to the knowledge of the Borrower its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

8.22 No Material Adverse Effect. There has been no event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect since December 31, 2017.

8.23 Foreign Corrupt Practices Act. None of the Borrower or any of the Restricted Subsidiaries, nor, to the knowledge of the Borrower or any of the Restricted Subsidiaries, or any of their directors, officers, agents or employees has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010 of the United Kingdom or similar law of the European Union or any European Union Member State or similar law of a jurisdiction in which the Borrower or any of the Restricted Subsidiaries conduct their business and to which they are lawfully subject or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

8.24 Direct Benefit. The initial Borrowing hereunder and all additional Borrowings are for the direct benefit of the Borrower and its Restricted Subsidiaries. The Borrower and its Restricted Subsidiaries shall engage as an integrated group in the business of oil and gas exploration and related activities and certain other legal business purposes, and any benefits to the Borrower and its Restricted Subsidiaries is a benefit to all of them, both directly or indirectly, inasmuch as the successful operation and condition of the Borrower and its Restricted Subsidiaries is dependent upon the continued successful performance of the functions of the integrated group as a whole.

8.25 Plan Assets; Prohibited Transactions. None of the Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

SECTION 9. Affirmative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date and thereafter, until the Total Commitment and each Letter of Credit have terminated (unless such Letters of Credit have been collateralized on terms and conditions reasonably satisfactory to each applicable Issuing Bank following the termination of the Total Commitment) and the Loans, the Swingline Loans and Unpaid Drawings, together with interest, fees and all other Obligations incurred hereunder (other than Hedging Obligations under Secured Hedge Transactions, Cash Management Obligations under Secured Cash Management Agreements or contingent indemnification obligations not then due and payable), are paid in full:

9.1 Information Covenants. The Borrower will furnish (or in the case of Section 9.1(k), use commercially reasonable efforts to prepare and furnish) to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(a) Annual Financial Statements. Within five (5) Business Days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 105 days after the end of each such fiscal year), the audited consolidated balance sheets of the Borrower and the Subsidiaries and, if different, the Borrower and the Restricted Domestic Subsidiaries and, in each case as at the end of such fiscal year, and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal years (or, in lieu of such audited financial statements of the Borrower and the Restricted Domestic Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Domestic Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) and Restricted Subsidiaries that are not Restricted Domestic Subsidiaries (if any) from such consolidated financial statements) prepared in accordance with GAAP, and, except with respect to such reconciliation, certified by independent certified public accountants of recognized national standing whose opinion shall not be materially qualified with a “going concern” or like qualification or exception (other than with respect to, or resulting from, (x) the occurrence of the Maturity Date or the maturity date of the Junior Lien Notes, the Stone Energy Notes or any other Permitted Additional Debt within one year from the date such opinion is delivered or (y) any potential inability to satisfy a Financial Performance Covenant on a future date or in a future period), together in any event, if the accounting firm is not restricted from providing such a certificate by its policies, with a certificate of such accounting firm stating that in the course of either (i) its regular audit of the business of the Borrower and its consolidated Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards or (ii) performing certain other procedures permitted by professional standards, such accounting firm has obtained no knowledge of any Event of Default relating to a Financial Performance Covenant that has occurred and is continuing or, if in the opinion of such accounting firm such an Event of Default has occurred and is continuing, a statement as to the nature thereof. Notwithstanding the foregoing, the obligations in this Section 9.1(a) may be satisfied with respect to financial information of the Borrower and its consolidated Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Borrower or (B) the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a Parent Entity of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Parent Entity and its consolidated Subsidiaries, on the one hand, and the information relating to the Borrower and its consolidated Subsidiaries and the Borrower and its consolidated Restricted Domestic Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under the first sentence of this Section 9.1(a), such materials are accompanied by an opinion of an independent registered public accounting firm of recognized national standing, which opinion shall not be materially qualified with a “going concern” or like qualification or exception (other than with respect to, or resulting from, (x) the occurrence of the Maturity Date or the maturity date of the Junior Lien Notes, the Stone Energy Notes or any other Permitted Additional Debt within one year from the date such opinion is delivered or (y) any potential inability to satisfy a Financial Performance Covenant on a future date or in a future period).

(b) Quarterly Financial Statements. Within five (5) Business Days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each fiscal year of the Borrower (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 60 days after the end of each such quarterly accounting period), the consolidated balance sheets of the Borrower and the Subsidiaries and, if different, the Borrower and the Restricted Domestic Subsidiaries, in each case as at the end of such quarterly period and the related consolidated statements of operations, shareholders’ equity and cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the prior fiscal year (or, in lieu of such unaudited financial statements of the Borrower and the Restricted Domestic Subsidiaries, a detailed reconciliation reflecting such financial information for the Borrower and the Restricted Domestic Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) and Restricted Subsidiaries that are not Restricted Domestic Subsidiaries (if any) from such consolidated financial statements), all of which shall be certified by a

Financial Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows, of the Borrower and its consolidated Subsidiaries in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the absence of footnotes; provided that for the avoidance of doubt, the Borrower shall only be required to deliver the foregoing financial statements with respect to the fiscal quarter ended March 31, 2018, for the Borrower and its Subsidiaries (and if different, the Borrower and its Restricted Domestic Subsidiaries) without giving effect to the Transactions. Notwithstanding the foregoing, the obligations in this Section 9.1(b) may be satisfied with respect to financial information of the Borrower and its consolidated Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Borrower or (B) the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-Q filed with the SEC; provided that, with respect to each of clauses (A) and (B), to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent and its consolidated Subsidiaries, on the one hand, and the information relating to the Borrower and its consolidated Subsidiaries and the Borrower and its consolidated Restricted Domestic Subsidiaries on a standalone basis, on the other.

(c) Officer’s Certificates. At the time of the delivery of the financial statements provided for in Section 9.1(a) and Section 9.1(b), a certificate of a Financial Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) beginning with the fiscal quarter ending September 30, 2018, the calculations required to establish whether the Borrower and its Restricted Domestic Subsidiaries were in compliance with a Financial Performance Covenant as at the end of such fiscal year or period, as the case may be, and (ii) a specification of any change in the identity of the Restricted Subsidiaries, Guarantors and Unrestricted Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Restricted Subsidiaries, Guarantors and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Closing Date or the most recent fiscal year or period, as the case may be.

(d) Notice of Default; Litigation; Beneficial Ownership Certification. Promptly after an Authorized Officer of the Borrower or any of the Restricted Subsidiaries obtains actual knowledge thereof, notice of (i) the occurrence of any Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) any litigation or governmental proceeding pending against the Borrower or any of the Subsidiaries that would reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect and (iii) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

(e) Environmental Matters. Promptly after obtaining actual knowledge of any one or more of the following environmental matters, unless such environmental matters would not, individually, or when aggregated with all other such matters, be reasonably expected to result in a Material Adverse Effect, notice of:

(i) any pending or threatened Environmental Claim against any Credit Party or any Oil and Gas Properties;

(ii) any condition or occurrence on any Oil and Gas Properties that (A) would reasonably be expected to result in noncompliance by any Credit Party with any applicable Environmental Law or (B) would reasonably be anticipated to form the basis of an Environmental Claim against any Credit Party or any Oil and Gas Properties;

(iii) any condition or occurrence on any Oil and Gas Properties that would reasonably be anticipated to cause such Oil and Gas Properties to be subject to any restrictions on the ownership, occupancy, use or transferability of such Oil and Gas Properties under any Environmental Law; and

(iv) the conduct of any investigation, or any removal, remedial or other corrective action in response to the actual or alleged presence, release or threatened release of any Hazardous Material on, at, under or from any Oil and Gas Properties.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response thereto.

(f) Other Information. (i) Promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by the Borrower or any of the Subsidiaries (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statements on Form S-8), (ii) copies of all financial statements, proxy statements, notices and reports that the Borrower or any of the Subsidiaries shall send to the holders of any publicly issued debt of the Borrower and/or any of the Subsidiaries, in each case in their capacity as such holders, lenders or agents (in each case to the extent not theretofore delivered to the Administrative Agent pursuant to this Agreement), (iii) with reasonable promptness, but subject to the limitations set forth in the last sentences of Section 9.2(a) and Section 13.6, such other information regarding the operations, business affairs and the financial condition of the Borrower or the Restricted Subsidiaries as the Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time and (iv) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.

(g) Certificate of Authorized Officer – Hedge Transactions. Concurrently with any delivery of each Reserve Report, a certificate of an Authorized Officer of the Borrower, setting forth as of the last Business Day of the most recently ended fiscal year or period, as applicable, a true and complete list of all material commodity Hedge Transactions of the Borrower and each Credit Party, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value thereof (as of the last Business Day of such fiscal year or period, as applicable and for which a mark-to- market value is reasonably available), any new credit support agreements relating thereto not listed on Schedule 8.20 or on any previously delivered certificate delivered pursuant to this clause (g), any margin required or supplied under any credit support document and the counterparty to each such agreement.

(h) Certificate of Authorized Officer – Gas Imbalances. Concurrently with any delivery of each Reserve Report, a certificate of an Authorized Officer of the Borrower, certifying that as of the last Business Day of the most recently ended fiscal year or period, as applicable, except as specified in such certificate, on a net basis, there are no gas imbalances, take or pay or other prepayments exceeding 2.5 Bcfe of Hydrocarbon volumes (stated on a gas equivalent basis) in the aggregate, with respect to the Credit Parties’ Oil and Gas Properties that would require any Credit Party to deliver Hydrocarbons either generally or produced from their Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

(i) Certificate of Authorized Officer – Production Report and Lease Operating Statement. Concurrently with any delivery of each Reserve Report in connection with a Scheduled Redetermination, a certificate of an Authorized Officer of the Borrower, setting forth, for each calendar month during the then current fiscal year to date, the volume of production of Hydrocarbons and sales attributable to production of Hydrocarbons (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Borrowing Base Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto for each such calendar month.

(j) Lists of Purchasers. At the time of the delivery of the financial statements provided for in Section 9.1(a), a certificate of an Authorized Officer of the Borrower setting forth a list of Persons purchasing Hydrocarbons from the Borrower or any other Credit Party who collectively account for at least 85% of the revenues resulting from the sale of all Hydrocarbons from the Borrower and such other Credit Parties during the fiscal year for which such financial statements relate.

(k) Budget. Within 105 days after the end of each fiscal year (beginning with (and 120 days in the case of) the fiscal year ending on or about December 31, 2018) of the Borrower or, if not delivered by the Borrower and requested in writing by the Administrative Agent and any Lender, as soon thereafter as is commercially reasonable, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of the Borrower (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected monthly cash flow and projected monthly income and a summary of the material underlying assumptions applicable thereto, and forecasts of anticipated capital expenditures) (collectively, the “Budget”), which Budget shall in each case be accompanied by a certificate of an Authorized Officer stating that such Budget has been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Budget, it being understood that actual results may vary from such Budget.

It is understood that (A) in the event that in respect of the Junior Lien Indenture or the Stone Energy Notes Indenture, or any Permitted Refinancing Indebtedness with respect thereto, such Indebtedness permits the Borrower, Holdings or any Parent Entity to report at Holdings’ or such Parent Entity’s level on a consolidated basis, such consolidated reporting at Holdings’ or such Parent Entity’s level in a manner consistent with that described in clauses (a) and (b) of this Section 9.1 for the Borrower (together with a reconciliation showing the adjustments necessary to determine compliance by the Borrower and its Restricted Domestic Subsidiaries with a Financial Performance Covenant) will satisfy the requirements of Section 9.1(a) or Section 9.1(b), as applicable, and (B) documents required to be delivered pursuant to Sections 9.1(a), Section 9.1(b) and Section 9.1(f) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 13.2 or (ii) on which such documents are transmitted by electronic mail to the Administrative Agent; provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents delivered pursuant to Sections 9.1(a), 9.1(b), 9.1(c) and 9.1(f) to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

9.2 Books, Records and Inspections.

(a) The Borrower will, and will cause each Restricted Subsidiary to, permit officers and designated representatives of the Administrative Agent or officers and designated representatives of the Majority Lenders (as accompanied by the Administrative Agent), to visit and inspect any of the properties or assets of the Borrower or such Restricted Subsidiary in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection (and shall use commercially reasonable efforts to cause such inspection to be permitted to the extent that it is not within such party’s control to permit such inspection), and to examine the financial records of the Borrower and any such Restricted Subsidiary and discuss the affairs, finances, accounts and condition of the Borrower or any such Restricted Subsidiary with its and their officers and independent accountants therefor, in each case of the foregoing upon reasonable advance notice to the Borrower, all at such reasonable times and intervals during normal business hours and to such reasonable extent as the Administrative Agent or the Majority Lenders may desire (and subject, in the case of any such meetings or advice from such independent accountants, to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default (i) only the Administrative Agent on behalf of the Majority Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 9.2, and (ii) only one such visit per fiscal year shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) or any representative of the Majority Lenders may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative

Agent and the Majority Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in Section 9.1(f)(iii) or this Section 9.2, neither the Borrower nor any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by any Requirement of Law or any binding agreement or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product.

(b) The Borrower will, and will cause each of the Restricted Subsidiaries to, maintain financial records in accordance with GAAP.

9.3 Maintenance of Insurance. The Borrower will, and will cause each Restricted Subsidiary to, at all times maintain in full force and effect, pursuant to self-insurance arrangements or with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business; and will furnish to the Administrative Agent, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. The Secured Parties shall be the additional insureds on any such liability insurance as their interests may appear and, if property insurance is obtained, the Collateral Agent shall be the loss payee under any such property insurance; provided that, so long as no Event of Default has occurred and is then continuing, the Secured Parties will provide any proceeds of such property insurance to the Borrower to the extent that the Borrower undertakes to apply such proceeds to the reconstruction, replacement or repair of the property insured thereby or in a manner otherwise permitted hereunder. The Borrower shall deliver to the Administrative Agent within 45 Business Days following the Closing Date (or such later date as the Administrative Agent may reasonably agree), copies of insurance certificates evidencing the insurance required to be maintained by the Borrower and the Subsidiaries pursuant to this Section  9.3.

9.4 Payment of Taxes. The Borrower shall, and shall cause each Restricted Subsidiary to, pay its obligations in respect of all Tax liabilities, assessments and governmental charges, before the same shall become delinquent or in default, except where (i) the amount or validity thereof is being contested in good faith by appropriate proceedings and the Borrower or a Subsidiary thereof has set aside on its books adequate reserves therefor in accordance with GAAP or (ii) the failure to make payment could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

9.5 Consolidated Corporate Franchises. The Borrower will do, and will cause each Restricted Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, corporate rights and authority, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and its Restricted Subsidiaries may consummate any transaction permitted under Section 10.3, 10.4 or 10.5.

9.6 Compliance with Statutes, Regulations, Etc. The Borrower will, and will cause each Restricted Subsidiary to, comply with all Requirements of Law applicable to it or its property, including all governmental approvals or authorizations required to conduct its business, and to maintain all such governmental approvals or authorizations in full force and effect, in each case except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

9.7 ERISA.

(a) Promptly after the Borrower knows or has reason to know of the occurrence of any of the following events that, individually or in the aggregate (including in the aggregate such events previously disclosed or exempt from disclosure hereunder, to the extent the liability therefor remains outstanding), would be reasonably likely to have a Material Adverse Effect, the Borrower will deliver to the Administrative Agent a certificate of an Authorized Officer or any other senior officer of the Borrower setting forth details as to such occurrence and the action, if any, that the Borrower or such ERISA Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by the Borrower, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant’s benefits) or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is to be made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan having an Unfunded Current Liability has been or is to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA (including the giving of written notice thereof); that a Plan has an Unfunded Current Liability that has or will result in a lien under ERISA or the Code; that proceedings will be or have been instituted to terminate a Plan having an Unfunded Current Liability (including the giving of written notice thereof); that a proceeding has been instituted against the Borrower or an ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the PBGC has notified the Borrower or any ERISA Affiliate of its intention to appoint a trustee to administer any Plan; that the Borrower or any ERISA Affiliate has failed to make a required installment or other payment pursuant to Section 412 of the Code with respect to a Plan; or that the Borrower or any ERISA Affiliate has incurred or will incur (or has been notified in writing that it will incur) any liability (including any contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code.

(b) Promptly following any request therefor, on and after the effectiveness of the Pension Act, the Borrower will deliver to the Administrative Agent copies of (i) any documents described in Section 101(k) of ERISA that the Borrower and any of its Subsidiaries may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that the Borrower and any of its Subsidiaries may request with respect to any Multiemployer Plan; provided that if the Borrower or any of its Subsidiaries has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable Subsidiaries shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

9.8 Maintenance of Properties. The Borrower will, and will cause each of the Restricted Subsidiaries to, except in each case, where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect (it being understood that this Section 9.8 shall not restrict any transaction otherwise permitted by Section 10.3, 10.4 or 10.5):

(a) operate its Oil and Gas Properties and other material properties or cause such Oil and Gas Properties and other material properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable Contractual Requirements and all applicable Requirements of Law, including applicable proration requirements and Environmental Laws, and all applicable Requirements of Law of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom;

(b) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material properties, including all equipment, machinery and facilities; and

(c) to the extent a Credit Party is not the operator of any property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 9.8.

9.9 Transactions with Affiliates. The Borrower will conduct, and cause each of the Restricted Subsidiaries to conduct, all transactions involving aggregate payments or consideration in excess of $10,000,000 with any of its Affiliates (other than the Borrower and the Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction) on terms that are substantially as favorable to the Borrower or such Restricted Subsidiary as it would obtain at the time in a comparable arm’s-length transaction with a Person that is not an Affiliate, as determined by the board of directors or managers of the Borrower or such Restricted Subsidiary in good faith; provided that the foregoing restrictions shall not apply to:

(a) the consummation of the Transactions, including the payment of Transaction Expenses;

(b) the issuance of Equity Interests of the Borrower (or any Parent Entity thereof) to the Co-Investors or the management of the Borrower (or any Parent Entity thereof) or any of its Subsidiaries;

(c) equity issuances, repurchases, retirements, redemptions or other acquisitions or retirements of Equity Interests by the Borrower (or any Parent Entity thereof) permitted under Section 10.6;

(d) the payment of indemnities and reasonable expenses incurred by the Co- Investors and their Affiliates in connection with management or monitoring or the provision of other services rendered to the Borrower (or any Parent Entity thereof) or any of its Subsidiaries;

(e) loans, advances and other transactions between or among the Borrower, any Subsidiary or any joint venture (excluding in any case any Unrestricted Subsidiary) (regardless of the form of legal entity) in which the Borrower or any Subsidiary has invested (and which Subsidiary or joint venture would not be an Affiliate of the Borrower or such Subsidiary, but for the Borrower’s or such Subsidiary’s ownership of Equity Interests in such joint venture or such Subsidiary) to the extent permitted under Section 10;

(f) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower (or any direct or indirect parent thereof) and the Subsidiaries and their respective directors, officers, employees or consultants (including management and employee benefit plans or agreements, subscription agreements or similar agreements pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current or former employees, officers, directors or consultants and equity option or incentive plans and other compensation arrangements) in the ordinary course of business or as otherwise approved by the board of directors or managers of the Borrower (or any direct or indirect parent thereof);

(g) [Intentionally Blank];

(h) transactions pursuant to agreements in existence on the Closing Date and to the extent involving aggregate consideration in excess of $2,000,000 individually, set forth on Schedule 9.9 or any amendment thereto or arrangement similar thereto to the extent such an amendment or arrangement is not materially adverse, taken as a whole, to the Lenders in any material respect (as determined by the Borrower in good faith);

(i) Restricted Payments, redemptions, repurchases and other actions permitted under Section 10.6, and Section 10.7;

(j) without duplicating any payments made pursuant to Section 9.9(g) above, customary payments (including reimbursement of fees and expenses) by the Borrower and any of its Restricted Subsidiaries to the Co-Investors made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures, whether or not consummated), which payments are approved by the majority of the members of the board of directors or managers or a majority of the disinterested members of the board of directors or managers of the Borrower (or any direct or indirect parent thereof), in good faith;

(k) any issuance of Equity Interests or other payments, awards or grants in cash, securities, Equity Interests or otherwise pursuant to, or the funding of, employment arrangements, equity options and equity ownership plans approved by the board of directors or board of managers of the Borrower (or any direct or indirect parent thereof);

(l) transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and in a manner consistent with prudent business practice followed by companies in the industry of the Borrower and its Subsidiaries;

(m) sales or conveyances of net profits interests for cash at Fair Market Value allowed under Section 10.4;

(n) the issuance, sale or transfer of Equity Interests of the Borrower to Holdings (or another Parent Entity) in connection with capital contributions by Holdings or such other Parent Entity to the Borrower;

(o) any transaction in respect of which the Borrower delivers to the Administrative Agent a letter addressed to the board of directors or managers of the Borrower from an accounting, appraisal or investment banking firm, in each case of nationally-recognized standing that is in the good faith determination of the Borrower qualified to render such letter, which letter states that such transaction is (i) fair, from a financial point of view, to the Borrower or such Restricted Subsidiary or (ii) on terms, taken as a whole, that are no less favorable to the Borrower or such Restricted Subsidiary, as applicable, than would be obtained in a comparable arm’s length transaction with a person that is not an Affiliate;

(p) transactions undertaken in good faith (as certified by a responsible financial or accounting officer of the Borrower) for the purpose of improving the consolidated tax efficiency of the Borrower, the Intermediate Entities, Holdings and the Subsidiaries and not for the purpose of circumventing any covenant set forth in this Agreement; and

(q) customary agreements and arrangements with oil and gas royalty trusts and master limited partnership agreements that comply with the affiliate transaction provisions of such royalty trust or master limited partnership agreement.

9.10 End of Fiscal Years; Fiscal Quarters. The Borrower will, for financial reporting purposes, cause each of its, and each of its Restricted Subsidiaries’, fiscal years and fiscal quarters to end on dates consistent with past practice; provided, however, that the Borrower may, upon written notice to the Administrative Agent change the financial reporting convention specified above to any other financial reporting convention reasonably acceptable to the Administrative Agent, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

9.11 Additional Guarantors, Grantors and Collateral.

(a) Subject to any applicable limitations set forth in the Guarantee or the Security Documents, the Borrower will cause (i) any direct or indirect Domestic Subsidiary (other than any Excluded Subsidiary) formed or otherwise purchased or acquired after the Closing Date (including pursuant to a Permitted Acquisition) and (ii) any Domestic Subsidiary of the Borrower that ceases to be an Excluded Subsidiary, in each case within 30 days from the date of such formation, acquisition or cessation, as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion) to execute (A) a supplement to the Guarantee, substantially in the form of Exhibit I thereto, in order to become a Guarantor, (B) a supplement to the Collateral Agreement, substantially in the form of Exhibit I thereto, in order to become a grantor and a pledgor thereunder and (C) a joinder to the Intercompany Note.

(b) Subject to any applicable limitations set forth in the Collateral Agreement, the Borrower will pledge, and, if applicable, will cause each other Subsidiary Guarantor (or Person required to become a Subsidiary Guarantor pursuant to Section 9.11(a)) to pledge, to the Collateral Agent, for the benefit of the Secured Parties, (i) all of the Equity Interests (other than any Excluded Equity Interests) of each Subsidiary directly owned by the Borrower or any Subsidiary Guarantor (or Person required to become a Guarantor pursuant to Section 9.11(a)), in each case, formed or otherwise purchased or acquired after the Closing Date, within 30 days from the date of such formation or acquisition, as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion), pursuant to supplements to the Collateral Agreement substantially in the form of Exhibit I thereto and, (ii) except with respect to intercompany Indebtedness, all evidences of Indebtedness for borrowed money in a principal amount in excess of $20,000,000 (individually) that is owing to the Borrower or any Guarantor (or Person required to become a Guarantor pursuant to Section 9.11(a)) (which shall be evidenced by a promissory note), in each case pursuant to supplements to the Collateral Agreement substantially in the form of Exhibit I thereto.

(c) The Borrower agrees that all Indebtedness of the Borrower and each of its Restricted Subsidiaries that is owing to any Credit Party (or a Person required to become a Subsidiary Guarantor pursuant to Section 9.11(a)) shall be evidenced by the Intercompany Note, which promissory note shall be required to be pledged to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Collateral Agreement.

(d) In connection with each redetermination (but not any adjustment) of the Borrowing Base, the Borrower shall review the applicable Reserve Report, if any, and the list of current Mortgaged Properties (as described in Section 9.14(c)), to ascertain whether the PV-10 of the Mortgaged Properties (calculated at the time of redetermination) meets the Collateral Coverage Minimum after giving effect to exploration and production activities, acquisitions, Dispositions and production. In the event that the PV-10 of the Mortgaged Properties (calculated at the time of redetermination) does not meet the Collateral Coverage Minimum, then the Borrower shall, and shall cause its Credit Parties to, grant, within 60 days of delivery of the certificate required under Section 9.14(c) (or such longer period as the Administrative Agent may agree in its reasonable discretion), to the Collateral Agent as security for the Obligations a first-priority Lien interest (subject to Liens permitted by Section 10.2) on additional Oil and Gas Properties not already subject to a Lien of the Security Documents such that, after giving effect thereto, the PV-10 of the Mortgaged Properties (calculated at the time of redetermination) meets the Collateral Coverage Minimum. All such Liens will be created and perfected by and in accordance with the provisions of the Security Documents, including, if applicable, any additional Mortgages. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its property and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with the provisions of Sections 9.11(a), (b) and (c).

(e) The Borrower will promptly (but in any event, within 5 Business Days) notify the Administrative Agent if the Borrower or any other Credit Party establishes a deposit account, securities account and commodities account in the name of the Borrower or any other Credit Party (other than any Excluded Accounts) after the Closing Date (or if any deposit account, securities account and commodities account in the name of the Borrower or any other Credit Party that was previously an Excluded Account ceases to be an Excluded Account), and the Borrower will, and will cause each other Credit Party to, in connection with any such deposit account, securities account and commodities account established by a Credit Party (other than Excluded Accounts, but only for so long as it is an Excluded Account) promptly, but in any event on or before the earlier of (x) 30 days after the establishment of such deposit account, securities account and commodities account (or by such later date as the Administrative Agent shall reasonably agree) or (y) the first date on which the funds in such deposit account, securities account and commodities account would exceed $1,000,000, enter into a Control Agreement with the Administrative Agent and the depositary bank, securities intermediary or commodities intermediary for such deposit account, securities account and commodities account, respectively, (other than an Excluded Account), on terms reasonably satisfactory to the Administrative Agent.

(f) Subject to any applicable limitations set forth in the Guarantee or the Security Documents, Holdings will (i) pledge all of the Equity Interests of the Borrower and each Intermediate Entity directly owned by

Holdings that is formed or otherwise purchased or acquired after the Second Amendment Effective Date, within 30 days from the date of such formation or acquisition, as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion), pursuant to supplements to the Collateral Agreement substantially in the form of Exhibit I thereto, and (ii) cause any direct or indirect Intermediate Entity formed or otherwise purchased or acquired after the Second Amendment Effective Date, within 30 days from the date of such formation or acquisition, as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion) to execute (A) a supplement to the Guarantee, substantially in the form of Exhibit I thereto, in order to become a Guarantor, (B) a supplement to the Collateral Agreement, substantially in the form of Exhibit I thereto, in order to become a pledgor thereunder and (C) a joinder to the Intercompany Note. Notwithstanding anything to the contrary contained herein, each of Holdings and each Intermediate Entity shall only be required to pledge its Equity Interests in the Borrower (if Holdings or such Intermediate Entity directly owns any Equity Interest in the Borrower) or any other Person owned by Holdings or such Intermediate Entity that directly or indirectly owns an Equity Interest in the Borrower.

9.12 Use of Proceeds.

(a) The Borrower will use the proceeds of the Closing Date Loans on the Closing Date to consummate the Transactions and the payments of Transaction Expenses. Following the Closing Date, the Borrower will use the proceeds of Loans for the acquisition, development and exploration of Oil and Gas Properties and for working capital and other general corporate purposes of the Borrower and its Restricted Subsidiaries (including Permitted Acquisitions and capital expenditures) and to make dividends and distributions to the holders of the Borrower’s Equity Interests to the extent permitted under this Agreement.

(b) The Borrower will use Swingline Loans and Letters of Credit for general corporate purposes, including to secure any surety and bonding requirements and to support deposits required under purchase agreements pursuant to which the Borrower or its Restricted Subsidiaries may acquire Oil and Gas Properties and other assets.

9.13 Further Assurances.

(a) Subject to the applicable limitations set forth in the Security Documents, the Borrower will, and will cause each other Credit Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture, filings, assignments of as- extracted collateral, mortgages, deeds of trust and other documents) that the Collateral Agent or the Required Lenders may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the applicable Security Documents, all at the expense of the Borrower and the Restricted Subsidiaries.

(b) The Borrower agrees that it will, or will cause its relevant Subsidiaries to, complete each of the actions described on Schedule 9.13(b) as soon as commercially reasonable and by no later than the date set forth in Schedule 9.13(b) with respect to such action or such later date as the Administrative Agent may reasonably agree.

(c) Notwithstanding anything herein to the contrary, if the Collateral Agent and the Borrower reasonably determine in writing that the cost of creating or perfecting any Lien on any property is excessive in relation to the benefits afforded to the Lenders thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents. In addition, notwithstanding anything to the contrary in this Agreement, the Collateral Agreement, or any other Credit Document, (i) the Administrative Agent may grant extensions of time for or waivers of the requirements of the creation or perfection of security interests in or the obtaining of title opinions or other title information, legal opinions, appraisals, flood insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Credit Parties on such date) where it reasonably determines, in consultation with the

Borrower, that perfection or obtaining of such items is not required by law or cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the other Credit Documents, (ii) Liens required to be granted from time to time pursuant to this Agreement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents and, to the extent appropriate in any applicable jurisdiction, as otherwise agreed between the Administrative Agent and the Borrower and (iii) the Administrative Agent and the Borrower may make such modifications to the Security Documents, and execute and/or consent to such easements, covenants, rights of way or similar instruments (and Administrative Agent may agree to subordinate the lien of any mortgage to any such easement, covenant, right of way or similar instrument or record or may agree to recognize any tenant pursuant to an agreement in a form and substance reasonably acceptable to the Administrative Agent), as are reasonable or necessary and otherwise permitted by this Agreement and the other Credit Documents.

9.14 Reserve Reports.

(a) On or before each March 31st and September 30th of each year, commencing September 30, 2018, the Borrower shall furnish to the Administrative Agent a Reserve Report evaluating, as of the immediately preceding December 31st and June 30th, the Proved Reserves and the Proved Developed Reserves attributable to the Borrowing Base Properties of the Borrower and the Credit Parties located within the geographic boundaries of the United States of America (or the Outer Continental Shelf adjacent to the United States of America) that the Borrower desires to have included in any calculation of the Borrowing Base, together with such other reports, data and supplemental information, as may, from time to time, be reasonably requested by the Required Lenders. Each Reserve Report prepared as of December 31 shall be prepared by one or more Approved Petroleum Engineers. Each Reserve Report as of June 30 shall be prepared, at the sole election of the Borrower, (x) by one or more Approved Petroleum Engineers or (y) by or under the supervision of the engineers of the Borrower or a Restricted Subsidiary. Each Reserve Report shall be prepared using the then-current Bank Price Deck.

(b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent a Reserve Report prepared by one or more Approved Petroleum Engineers or prepared under the supervision of the engineers of the Borrower or a Restricted Subsidiary. For any Interim Redetermination pursuant to Section 2.14(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent, as soon as possible, but in any event no later than 30 days, in the case of any Interim Redetermination requested by the Borrower or 45 days, in the case of any Interim Redetermination requested by the Administrative Agent or the Lenders, following the receipt of such request.

(c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent a Reserve Report Certificate from an Authorized Officer of the Borrower certifying that in all material respects:

(i) in the case of Reserve Reports prepared by or under the supervision of the engineers of the Borrower or a Restricted Subsidiary (other than December 31 Reserve Reports), such Reserve Report has been prepared, except as otherwise specified therein, in accordance with the procedures used in the immediately preceding December 31 Reserve Report or the Initial Reserve Report, if no December 31 Reserve Report has been delivered;

(ii) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects;

(iii) except as set forth in an exhibit to such certificate, the Borrower or another Credit Party has good and defensible title to the Borrowing Base Properties evaluated in such Reserve Report (other than those (x) Disposed of in compliance with Section 10.4 since delivery of such Reserve Report, (y) leases that have expired in accordance with their terms and (z) with title defects disclosed in writing to the Administrative Agent) and such Borrowing Base Properties are free of all Liens except for Liens permitted by Section 10.2;

(iv) the amount of the “Borrowing Base” as determined in accordance with the provisions of the Junior Lien Indenture (or, any comparable defined term or calculation set forth in the Senior Notes

Indenture, the Stone Energy Notes Indenture, any indenture or credit agreement in respect of Permitted Additional ~~Indebtedness~~Debt that constitutes Material Indebtedness, or any indenture or credit agreement in respect of any Permitted Refinancing Indebtedness), together with supporting information and calculations in form and substance reasonably satisfactory to the Administrative Agent;

(v) none of the Borrowing Base Properties have been Disposed of since the date of the last Borrowing Base determination except those Borrowing Base Properties listed on such certificate as having been Disposed of; and

(vi) the certificate shall also attach, as schedules thereto, a list of all Borrowing Base Properties evaluated by such Reserve Report that are Collateral and demonstrating that the PV-10 of the Collateral (calculated at the time of delivery of such Reserve Report) meets the Collateral Coverage Minimum.

9.15 Title Information. Within 60 days of delivery of the certificate required under Section 9.14(c) (or such longer period as the Administrative Agent may agree in its reasonable discretion), the Borrower will use commercially reasonable efforts to deliver, if requested by the Administrative Agent, title information consistent with usual and customary standards for the geographic regions in which the Borrowing Base Properties are located, including title opinions or reports or other documents reasonably satisfactory to the Administrative Agent covering the Mortgaged Properties.

9.16 Change in Business. The Borrower and its Restricted Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by them on the Closing Date, the business of Industry Investments by the Borrower and its Restricted Subsidiaries and other business activities incidental, reasonably related or ancillary to any of the foregoing.

9.17 Holdings and ~~Legacy Blocker~~Intermediate Entity Covenant. Holdings covenants and agrees that on the Closing Date and thereafter, until the Total Commitment and each Letter of Credit have terminated (unless such Letters of Credit have been collateralized on terms and conditions reasonably satisfactory to the relevant Issuing Banks following the termination of the Total Commitment) and the Loans, the Swingline Loans and Unpaid Drawings, together with interest, fees and all other Obligations incurred hereunder (other than Hedging Obligations under Secured Hedge Transactions, Cash Management Obligations under Secured Cash Management Agreements or contingent indemnification obligations not then due and payable), are paid in full, unless the Majority Lenders shall otherwise consent in writing, Holdings will not, and will not permit any ~~Legacy Blocker~~ Intermediate Entity to, engage at any time in any business or business activity other than (i) ownership of the Equity Interests in the Borrower and any Parent Entity of the Borrower, together with activities related thereto, (ii) performance of its obligations (if any) under and in connection with the Credit Documents, the Junior Lien Indenture and the Stone Energy Notes Indenture and the incurrence and performance of Indebtedness not prohibited by Section 10.1; provided that, the provisions of Section 2.14(e) shall apply in the event that the Borrower or any Subsidiary Guarantor guaranties any Indebtedness for borrowed money incurred by Holdings (as if such guaranty constituted Permitted Additional Debt hereunder), (iii) issuing, selling and redeeming its Equity Interests, (iv) paying taxes, (v) holding directors’ and shareholders’ meetings, preparing corporate and similar records and other activities (including the ability to incur fees, costs and expenses relating to such maintenance) required to maintain its corporate or other legal structure or to participate in tax, accounting or other administrative matters as a member of the consolidated group of the Credit Parties, (vi) preparing reports to, and preparing and making notices to and filings with, Governmental Authorities and to its holders of Equity Interests, (vii) receiving, and holding proceeds of, Restricted Payments from the Borrower and the Subsidiaries and distributing the proceeds thereof to the extent not prohibited by Section 9.9 or Section 10.6, (viii) activities in connection with the formation and maintenance of the existence of any Parent Entity (it being understood that notwithstanding anything to the contrary herein or in any Credit Document, there shall be no restriction on the formation of any Parent Entity), (ix) providing indemnification to officers and directors, (x) activities permitted hereunder or as otherwise required by Requirements of Law and (xi) activities incidental to the business or activities described in each foregoing clause of this Section 9.17.

9.18 Keepwell. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under any Guarantee or any Hedge Agreement in respect of Hedging Obligations. The obligations of the Borrower under this Section 9.18 shall remain in full force and effect until payment in full of the Obligations and the termination of this Agreement. The Borrower intends that this Section 9.18 constitute, and this Section 9.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 10. Negative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date and thereafter, until the Total Commitment and each Letter of Credit have terminated (unless such Letters of Credit have been collateralized on terms and conditions reasonably satisfactory to the relevant Issuing Banks following the termination of the Total Commitment) and the Loans, the Swingline Loans and Unpaid Drawings, together with interest, fees and all other Obligations incurred hereunder (other than Hedging Obligations under Secured Hedge Transactions, Cash Management Obligations under Secured Cash Management Agreements or contingent indemnification obligations not then due and payable), are paid in full:

10.1 Limitation on Indebtedness. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness other than the following:

(a) Indebtedness arising under the Credit Documents (including pursuant to Sections 2.16 and 2.17 and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness);

(b) Indebtedness (including Guarantee Obligations thereunder) including in respect of the and the Stone Energy Notes and any fees, underwriting discounts, premiums and other costs and expenses incurred in connection with the foregoing and in an aggregate principal amount outstanding not to exceed $6,060,218, and any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness;

(c) Indebtedness (including Guarantee Obligations thereunder) including in respect of the Junior Lien Notes and any fees, underwriting discounts, premiums and other costs and expenses incurred in connection with the foregoing and in an aggregate principal amount outstanding not to exceed $390,867,820, and any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness so long as the maturity date therefore and the Weighted Average Life to Maturity is at least 180 days after the Latest Maturity Date;

(d) Indebtedness of (i) the Borrower or any Guarantor owing to the Borrower or any Restricted Subsidiary; provided that any such Indebtedness owing by a Credit Party to a Restricted Subsidiary that is not a Guarantor shall (x) be evidenced by the Intercompany Note or (y) otherwise be outstanding on the Closing Date so long as such Indebtedness is evidenced by an intercompany note substantially in the form of Exhibit I or otherwise subject to subordination terms substantially identical to the subordination terms set forth in Exhibit I, in each case, to the extent permitted by Requirements of Law and not giving rise to material adverse tax consequences, (ii) any Restricted Subsidiary that is not a Guarantor owing to any other Restricted Subsidiary that is not a Guarantor and (iii) to the extent permitted by Section 10.5, any Restricted Subsidiary that is not a Guarantor owing to the Borrower or any Guarantor;

(e) Indebtedness in respect of any bankers’ acceptance, bank guarantees, letter of credit, warehouse receipt or similar facilities entered into in the ordinary course of business or consistent with past practice or industry practice (including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims);

(f) subject to compliance with Section 10.5, Guarantee Obligations incurred by (i) Restricted Subsidiaries in respect of Indebtedness of the Borrower or other Restricted Subsidiaries that is permitted to be incurred under this Agreement (except that a Restricted Subsidiary that is not a Credit Party may not, by virtue of this Section 10.1(f) guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 10.1) and (ii) the Borrower in respect of Indebtedness of Restricted Subsidiaries that is permitted to be incurred under this Agreement; provided that (A) if the Indebtedness being guaranteed under this Section 10.1(f) is subordinated to the Obligations, such Guarantee Obligations shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness and (B) no guarantee by any Restricted Subsidiary of any Permitted Additional Debt (or Indebtedness under clause (b) above) shall be permitted unless such Restricted Subsidiary shall have also provided a guarantee of the Obligations substantially on the terms set forth in the Guarantee;

(g) Guarantee Obligations (i) incurred in the ordinary course of business in respect of obligations of (or to) suppliers, customers, franchisees, lessors, licensees or sublicensees or (ii) otherwise constituting Investments permitted by Sections 10.5(d), (g), (h), (i), (q), (r) and (s);

(h) (i) Indebtedness (including Indebtedness arising under Capital Leases) incurred prior to or within 270 days following the acquisition, construction, lease, repair, replacement, expansion or improvement of assets (real or personal, and whether through the direct purchase of property or the Equity Interests of a Person owning such property, but excluding Hydrocarbon Interests) to finance the acquisition, construction, lease, repair, replacement expansion, or improvement of such assets; (ii) Indebtedness arising under Capital Leases, other than (A) Capital Leases in effect on the Closing Date and (B) Capital Leases entered into pursuant to subclause (i) above (provided that, in the case of each of the foregoing subclauses (i) and (ii), the Borrower shall be in Pro Forma Compliance immediately after giving effect to the incurrence of such Indebtedness (and the use of proceeds thereof)); and (iii) any Permitted Refinancing Indebtedness issued or incurred to Refinance any such Indebtedness;

(i) Indebtedness outstanding on the date hereof (provided that any Indebtedness that is in excess of $2,000,000 individually shall only be permitted under this clause (i) to the extent such Indebtedness is set forth on Schedule 10.1) and any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness;

(j) Indebtedness in respect of Hedge Transactions of the Borrower or any Restricted Subsidiary, subject to the limitations set forth in Section 10.10;

(k) (i) Indebtedness of a Person or Indebtedness attaching to the assets of a Person that, in either case, becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person or any of its Subsidiaries) or Indebtedness attaching to the assets that are acquired by the Borrower or any Restricted Subsidiary, in each case after the Closing Date as the result of a Permitted Acquisition; provided that:

(A) such Indebtedness existed at the time such Person became a Restricted Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof,

(B) such Indebtedness is not guaranteed in any respect by the Borrower or any Restricted Subsidiary (other than any such Person that so becomes a Restricted Subsidiary or is the survivor of a merger with such Person or any of its Subsidiaries),

(C) (1) the Equity Interests of such Person is pledged to the Collateral Agent to the extent required under Section 9.11(b) and (2) such Person executes a supplement to each of the Guarantee, the Collateral Agreement and a joinder to the Intercompany Note, in each case to the extent required under Section 9.11; provided that the assets covered by such pledges and security interests may, at the option of the Borrower, to the extent permitted by Section 10.2, equally and ratably secure such Indebtedness assumed with the Secured Parties subject to intercreditor arrangements in form and substance reasonably satisfactory to the Administrative Agent; provided, further, that the requirements of this clause C shall not apply to any Indebtedness of the type that could have been incurred under Section 10.1(g), and

(D) immediately after giving effect to the assumption of any such Indebtedness, such acquisition and any related transactions, the Borrower shall be in Pro Forma Compliance;

(ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness;

(l) (i) Indebtedness incurred to finance a Permitted Acquisition; provided that:

(A) (1) the Equity Interests of such Person acquired in such Permitted Acquisition, if any, is pledged to the Collateral Agent to the extent required under Section 9.11(b) and (2) such Person executes supplements to each of the Guarantee and the Collateral Agreement and a joinder to the Intercompany Note, in each case to the extent required under Section 9.11;

(B) immediately after giving effect to the incurrence of any such Indebtedness, such acquisition and any related transactions, the Borrower shall be in Pro Forma Compliance;

(C) the maturity of such Indebtedness is not earlier than, and no mandatory repayment or redemption (other than customary change of control or asset sale offers or upon any event of default) is required prior to, 180 days after the Latest Maturity Date of any Facility hereunder (determined at the time of issuance or incurrence); and

(D) such Indebtedness is not guaranteed in any respect by the Borrower or any Subsidiary Guarantor except to the extent (1) such guarantee is permitted under Section 10.5 and (2) that after giving effect to the incurrence of any such Indebtedness, such acquisition and any related transactions, the Borrower shall be in Pro Forma Compliance;

(ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness;

(m) Indebtedness of a Foreign Subsidiary or a Domestic Subsidiary that is not a Subsidiary Guarantor; provided that no Credit Party’s assets are used to secure any such Indebtedness, in principal amount, when aggregated with the outstanding principal amount of Indebtedness incurred pursuant to this clause (m), not to exceed, at the time of incurrence thereof, the greater of $20,000,000 and 1% of Adjusted Consolidated Net Tangible Assets (measured as of the date of incurrence of such Indebtedness based on the financial statements most recently available prior to such date);

(n) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business or consistent with past practice, including those incurred to secure health, safety and environmental obligations in the ordinary course of business or consistent with past practice;

(o) (i) other Indebtedness; provided that the aggregate principal amount of outstanding Indebtedness incurred pursuant to this Section 10.1(o)(i) shall not at the time of incurrence thereof and immediately after giving effect thereto and the use of proceeds thereof on a Pro Forma Basis, exceed the greater of $50,000,000 and 2.5% of Adjusted Consolidated Net Tangible Assets (measured as of the date of incurrence of such Indebtedness based upon the financial statements most recently available prior to such date) and (ii) any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness;

(p) (i) Indebtedness in respect of Permitted Additional Debt; provided that (x) after giving effect to the incurrence or issuance thereof and the use of proceeds therefrom, the Borrower’s Consolidated Total Debt to EBITDAX Ratio shall not be greater than 2.75 to 1.00, (y) no Default or Event of Default shall then exist or result therefrom, and (z) the Borrowing Base shall be adjusted as set forth in Section 2.14(e) and (ii) any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness;

(q) Cash Management Obligations, Cash Management Services and other Indebtedness in respect of netting services, automatic clearing house arrangements, employees’ credit or purchase cards, overdraft protections and similar arrangements in each case incurred in the ordinary course of business;

(r) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services;

(s) Indebtedness arising from agreements of the Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations (including earn-outs), in each case assumed or entered into in connection with the Transactions, any Permitted Acquisitions, other Investments and the Disposition of any business, assets or Equity Interests not prohibited hereunder;

(t) Indebtedness of the Borrower or any Restricted Subsidiary consisting of (i) obligations to pay insurance premiums or (ii) obligations contained in firm transportation or supply agreements or other take or pay contracts, in each case arising in the ordinary course of business;

(u) Indebtedness representing deferred compensation to employees, consultants or independent contractors of the Borrower (or, to the extent such work is done for the Borrower or its Subsidiaries, any direct or indirect parent thereof) and the Restricted Subsidiaries incurred in the ordinary course of business;

(v) Indebtedness consisting of promissory notes issued by the Borrower or any Guarantor to current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the purchase or redemption of Equity Interests of the Borrower (or any direct or indirect parent thereof) permitted by Section 10.6;

(w) Indebtedness consisting of obligations of the Borrower and the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions, Permitted Acquisitions or any other Investment permitted hereunder;

(x) Indebtedness associated with bonds or surety obligations required by Requirements of Law or by Governmental Authorities in connection with the Transactions and the operation of Oil and Gas Properties in the ordinary course of business;

(y) Indebtedness consisting of the undischarged balance of any Production Payment and Reserve Sales, subject to adjustment of the Borrowing Base as set forth in Section 2.14(g) to the extent required under Section 10.4(b);

(z) Indebtedness of the Borrower or any Restricted Subsidiary to any joint venture (regardless of the form of legal entity) that is not a Subsidiary arising in the ordinary course of business in connection with the Cash Management Services (including with respect to intercompany self-insurance arrangements) of the Borrower and its Restricted Subsidiaries;

(aa) Indebtedness incurred on behalf of, or Guarantee Obligations in respect of the Indebtedness of, joint ventures (regardless of the form of legal entity) that are not Subsidiaries in principal amount, when aggregated with the outstanding principal amount of Indebtedness incurred pursuant to this clause (aa), not to exceed, at the time of incurrence thereof, the greater of $30,000,000 and 1.5% of Adjusted Consolidated Net Tangible Assets (measured as of the date of incurrence of such Indebtedness based on the financial statements most recently available prior to such date);

(bb) Indebtedness under the Whitney Term Loan Documents in an aggregate principal amount outstanding not exceeding $12,000,000; and

(cc) all premiums (if any), interest (including post-petition interest), fees, expenses, charges, and additional or contingent interest on obligations described in clauses (a) through (aa) above.

10.2 Limitation on Liens. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any Restricted Subsidiary, whether now owned or hereafter acquired, except:

(a) Liens arising under the Credit Documents to secure the Obligations (including Liens contemplated by Section 3.8);

(b) Permitted Liens;

(c) (x) Liens (including liens arising under Capital Leases to secure Capital Lease Obligations) securing Indebtedness of the Borrower or any Restricted Subsidiary permitted pursuant to Section 10.1(h); provided that (i) such Liens attach concurrently with or within 270 days after the acquisition, lease, repair, replacement, construction, expansion or improvement (as applicable) financed thereby, (ii) other than the property financed by such Indebtedness, such Liens do not at any time encumber any property, except for replacements thereof and accessions and additions to such property and the proceeds and the products thereof and customary security deposits and (iii) with respect to Capital Leases, such Liens do not at any time extend to or cover any assets (except for accessions and additions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capital Leases; provided that in each case individual financings provided by one lender may be cross collateralized to other financings provided by such lender (and its Affiliates), and (y) Liens on the assets of a Restricted Subsidiary that is not a Credit Party securing obligations of a Restricted Subsidiary that is not a Credit Party permitted pursuant to Section 10.1;

(d) Liens existing on the date hereof; provided that any Lien securing Indebtedness in excess of $10,000,000 individually or $20,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (d) that are not listed on Schedule 10.2(d)) shall only be permitted to the extent such Lien is listed on Schedule 10.2(d);

(e) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness of the Borrower or any Restricted Subsidiary secured by any Lien permitted by this Section 10.2; provided, however, that (x) such new Lien shall be limited to all or part of the same type of property that secured the original Lien (plus improvements on and accessions to such property), (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the applicable Indebtedness at the time the original Lien became a Lien permitted hereunder, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement and (z) on the date of the incurrence of the Indebtedness secured by such Liens, the grantors of any such Liens shall not be any different than the grantors of the Liens securing the debt being refinanced, refunded, extended, renewed or replaced;

(f) Liens existing on the assets of any Person that becomes a Restricted Subsidiary, or existing on assets acquired, pursuant to a Permitted Acquisition; provided that (1) if the Liens on such assets secure Indebtedness of the Borrower or any Restricted Subsidiary (including any Person that becomes a Restricted Subsidiary), such Indebtedness is permitted under Section 10.1(k) and (2) such Liens attach at all times only to the same assets that such Liens (or upon or in after- acquired property that is (i) affixed or incorporated into the property covered by such Lien, (ii) after-acquired property subject to a Lien securing Indebtedness permitted under Section 10.1(k), the terms of which Indebtedness require or include a pledge of after-acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) the proceeds and products thereof) attached to, and to the extent such Liens secure Indebtedness, secure only the same Indebtedness (or any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness) that such Liens secured, immediately prior to such Permitted Acquisition;

(g) Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary pursuant to a Permitted Acquisition, or the assets of such a Restricted Subsidiary, in each case, to secure Indebtedness incurred pursuant to Section 10.1(l); provided that such Liens attach at all times only to the Equity Interests or assets of such Restricted Subsidiary and its Subsidiaries;

(h) Liens on property not constituting Collateral securing Indebtedness or other obligations (i) of the Borrower or a Restricted Subsidiary in favor of a Credit Party and (ii) of any Restricted Subsidiary that is not a Credit Party in favor of any Restricted Subsidiary that is not a Credit Party;

(i) Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off);

(j) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 10.5 to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a transaction permitted under Section 10.4, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(k) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business permitted by this Agreement;

(l) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.5;

(m) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(n) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance or incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;

(o) Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(p) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(q) Liens in respect of Production Payments and Reserve Sales, subject to adjustment of the Borrowing Base as set forth in Section 2.14(g) to the extent required under Section 10.4(b); provided that such Liens attach at all times only to the Oil and Gas Properties from which the Production Payments and Reserve Sales have been conveyed;

(r) the prior right of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(s) agreements to subordinate any interest of the Borrower or any Restricted Subsidiary in any accounts receivable or other proceeds arising from inventory consigned by the Borrower or any Restricted Subsidiary pursuant to an agreement entered into in the ordinary course of business;

(t) Liens on Equity Interests in a joint venture securing obligations of such joint venture so long as the assets of such joint venture do not constitute Collateral;

(u) Liens securing any Indebtedness or other obligations permitted by Section 10.1(m) and Section 10.1(x);

(v) Liens arising pursuant to Section 107(l) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9607(l), or other Environmental Law, unless such Lien (i) by action of the lienholder, or by operation of law, takes priority over any Liens arising under the Credit Documents on the property upon which it is a Lien, and (ii) materially impairs the use of the property covered by such Lien for the purposes for which such property is held;

(w) Liens on not more than $20,000,000 of deposits securing Hedging Obligations in respect of Hedge Agreements with counterparties other than Hedge Banks that were not entered into for speculative purposes;

(x) Junior Liens on the Collateral to secure the Junior Lien Notes;

(y) any amounts held by a trustee under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions;

(z) Liens on property (excluding property constituting Borrowing Base Properties, Equity Interests of the Borrower or its Subsidiaries pledged as Collateral, and deposit accounts, securities accounts and commodity accounts pledged as Collateral) securing Indebtedness permitted under Section 10.1(o); and

(aa) Liens securing Indebtedness pursuant to the Whitney Term Loan Documents.

10.3 Limitation on Fundamental Changes. Except as permitted by Section 10.4 (other than Section 10.4(d)) or 10.5, the Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all its business units, assets or other properties, except that:

(a) any Subsidiary of the Borrower or any other Person may be merged, amalgamated or consolidated with or into the Borrower; provided that (i) the Borrower shall be the continuing or surviving Person or, in the case of a merger, amalgamation or consolidation with or into the Borrower, the Person formed by or surviving any such merger, amalgamation or consolidation (if other than the Borrower) shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof (the Borrower or such Person, as the case may be, being herein referred to as the “Successor Borrower”), (ii) the Successor Borrower (if other than the Borrower) shall expressly assume all the obligations of the Borrower under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (iii) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing at the date of such merger, amalgamation or consolidation or would result from such consummation of such merger, amalgamation or consolidation, and (iv) if such merger, amalgamation or consolidation involves the Borrower and a Person that, prior to the consummation of such merger, amalgamation or consolidation, is not a Subsidiary of the Borrower (A) the Successor Borrower shall be in Pro Forma Compliance after giving effect to such merger, amalgamation or consolidation, (B) each Guarantor, unless it is the other party to such merger, amalgamation or consolidation or unless the Successor Borrower is the Borrower, shall have by a supplement to the Guarantee confirmed that its Guarantee shall apply to the Successor Borrower’s obligations under this Agreement, (C) each Subsidiary grantor and each Subsidiary pledgor, unless it is the other party to such merger, amalgamation or consolidation or unless the Successor Borrower is the Borrower, shall have by a supplement to the Credit Documents confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (D) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation or unless the Successor Borrower is the Borrower, shall have by an amendment to or ratification of the applicable Mortgage confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (E) the Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger, amalgamation or consolidation and any supplements to the Credit Documents preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the Security Documents, (F) if reasonably requested by the Administrative Agent, an opinion of counsel shall be required to be provided to the effect that such merger, amalgamation or consolidation does not violate this Agreement or any other Credit Document; provided, further, that if the foregoing are satisfied, the Successor Borrower (if other than the Borrower) will succeed to, and be substituted for, the Borrower under this Agreement and (G) such merger, amalgamation or consolidation shall comply with all the conditions set forth in the definition of the term “Permitted Acquisition” or is otherwise permitted under Section 10.5;

(b) any Subsidiary of the Borrower or any other Person may be merged, amalgamated or consolidated with or into any one or more Subsidiaries of the Borrower; provided that (i) in the case of any merger, amalgamation or consolidation involving one or more Restricted Subsidiaries, (A) a Restricted Subsidiary shall be the continuing or surviving Person or (B) the Borrower shall take all steps necessary to cause the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Restricted Subsidiary) to become a Restricted Subsidiary, (ii) in the case of any merger, amalgamation or consolidation involving one or more Guarantors, a Guarantor shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Guarantor) shall execute a supplement to the Guarantee, the Collateral Agreement and any applicable Mortgage, and a joinder to the Intercompany Note, each in form and substance reasonably satisfactory to the Collateral Agent in order for the surviving Person to become a Guarantor, and pledgor, mortgagor and grantor of Collateral for the benefit of the Secured Parties and to acknowledge and agree to the terms of the Intercompany Note, (iii) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing on the date of such merger, amalgamation or consolidation or would result from the consummation of such merger, amalgamation or consolidation and (iv) if such merger, amalgamation or consolidation involves a Subsidiary and a Person that, prior to the consummation of such merger, amalgamation or consolidation, is not a Restricted Subsidiary of the Borrower, (A) the Borrower shall be in Pro Forma Compliance after giving effect to such merger, amalgamation or consolidation, (B) the Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger, amalgamation or consolidation and such supplements to any Credit Document preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the Collateral Agreement and (C) such merger, amalgamation or consolidation shall comply with all the conditions set forth in the definition of the term “Permitted Acquisition” or is otherwise permitted under Section 10.5;

(c) any Restricted Subsidiary that is not a Guarantor may (i) merge, amalgamate or consolidate with or into any other Restricted Subsidiary or (ii) Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower, a Guarantor or any other Restricted Subsidiary of the Borrower (provided that the Borrower shall, and cause any applicable Restricted Subsidiary to, comply with the provisions of Section 9.11 as applicable);

(d) any Subsidiary Guarantor may (i) merge, amalgamate or consolidate with or into any other Subsidiary Guarantor, (ii) merge, amalgamate or consolidate with or into any other Subsidiary which is not a Guarantor or Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any other Subsidiary that is not a Guarantor; provided that if such Subsidiary Guarantor is not the surviving entity, such merger, amalgamation or consolidation shall be deemed to be, and any such Disposition shall be, (A) an “Investment” and subject to the limitations set forth in Section 10.5 and (B) a “Disposition” and subject to the limitations set forth in Section 10.4(b); and (iii) Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Guarantor;

(e) any Restricted Subsidiary may liquidate or dissolve if (i) the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the

Lenders and (ii) to the extent such Restricted Subsidiary is a Credit Party, any assets or business of such Restricted Subsidiary not otherwise Disposed of or transferred in accordance with Section 10.4 or 10.5, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, a Credit Party after giving effect to such liquidation or dissolution;

(f) the Borrower and its Restricted Subsidiaries may consummate the Transactions; and

(g) to the extent that no Borrowing Base Deficiency, Default or Event of Default then exists or would result from the consummation of such Disposition, the Borrower and the Restricted Subsidiaries may consummate a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 10.4.

10.4 Limitation on Sale of Assets. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, (x) convey, sell, lease, sell and leaseback, assign, farm-out, transfer or otherwise dispose (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise) (each of the foregoing a “Disposition”) of any of its property, business or assets (including receivables and leasehold interests), whether now owned or hereafter acquired or (y) sell to any Person (other than the Borrower or a Guarantor) any shares owned by it of any Restricted Subsidiary’s Equity Interests, except that:

(a) the Borrower and the Restricted Subsidiaries may Dispose of (i) inventory and other goods held for sale, including Hydrocarbons, obsolete, worn out, used or surplus equipment, vehicles and other assets (other than accounts receivable) in the ordinary course of business (including equipment that is no longer necessary for the business of the Borrower or its Restricted Subsidiaries or is replaced by equipment of at least comparable value and use), (ii) Permitted Investments, and (iii) assets for the purposes of charitable contributions or similar gifts to the extent such assets are not material to the ability of the Borrower and its Restricted Subsidiaries, taken as a whole, to conduct its business in the ordinary course;

(b) the Borrower and the Restricted Subsidiaries may Dispose of any Oil and Gas Properties or any interest therein or the Equity Interests of any Restricted Subsidiary or of any Minority Investment owning Oil and Gas Properties (and including, but without limitation, Dispositions in respect of Production Payments and Reserve Sales and in connection with net profits interests, operating agreements, farm-ins, joint exploration and development agreements and other agreements customary in the oil and gas industry for the purpose of developing such Oil and Gas Properties); provided that such Disposition is for Fair Market Value; provided, further, that if such Disposition of Oil and Gas Properties or of any Equity Interests of any Restricted Subsidiary or Minority Investment owning Oil and Gas Properties involves Borrowing Base Properties included in the most recently delivered Reserve Report and the aggregate Borrowing Base Value of all such Borrowing Base Properties directly or indirectly Disposed of since the later of (i) the last Scheduled Redetermination Date and (ii) the last adjustment of the Borrowing Base made pursuant to Section 2.14(g) exceeds 5% of the then-effective Borrowing Base (or 7.5% of the then-effective Borrowing Base when aggregated with all terminations or creations of any off-setting positions in respect of any commodity hedge positions), then no later than two Business Days after the date of consummation of any such Disposition, the Borrower shall provide notice to the Administrative Agent of such Disposition and the Borrowing Base Properties so Disposed and the Borrowing Base shall be adjusted in accordance with the provisions of Section 2.14(g); provided, further, that to the extent that the Borrower is notified by the Administrative Agent that a Borrowing Base Deficiency could result from an adjustment to the Borrowing Base resulting from such Disposition, after the consummation of such Disposition(s), the Borrower shall have received net cash proceeds, or shall have cash on hand, sufficient to eliminate any such potential Borrowing Base Deficiency;

(c) the Borrower and the Restricted Subsidiaries may Dispose of property or assets to the Borrower or to a Restricted Subsidiary; provided that if the transferor of such property is a Credit Party (i) the transferee thereof must either be a Credit Party or (ii) such transaction is permitted under Section 10.5;

(d) to the extent constituting a Disposition, the Borrower and any Restricted Subsidiary may affect any transaction permitted by Section 10.2, 10.3, 10.5 or 10.6;

(e) the Borrower and the Restricted Subsidiaries may lease, sublease, license or sublicense (on a non-exclusive basis with respect to any intellectual property) real, personal or intellectual property in the ordinary course of business;

(f) Dispositions (including like-kind exchanges) of property (other than Borrowing Base Properties) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property, in each case under Section 1031 of the Code or otherwise;

(g) Dispositions of Hydrocarbon Interests to which no Proved Reserves are attributable and farm-outs of undeveloped acreage to which no Proved Reserves are attributable and assignments in connection with such farm-outs;

(h) Dispositions of Investments in joint ventures (regardless of the form of legal entity) to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements to the extent the same would be permitted under Section 10.5(i);

(i) Dispositions listed on Schedule 10.4(i) (each, a “Scheduled Disposition” and collectively, the “Scheduled Dispositions”);

(j) transfers of property (i) subject to a Casualty Event or in connection with any condemnation proceeding, in each case, with respect to Collateral, provided that the net cash proceeds of such Casualty Event or condemnation proceeding, if any, are received by the Borrower or a Subsidiary Guarantor or (ii) in connection with any Casualty Event or any condemnation proceeding, in each case with respect to property that does not constitute Collateral;

(k) Dispositions of accounts receivable (i) in connection with the collection or compromise thereof or (ii) to the extent the proceeds thereof are used to prepay any Loans then outstanding;

(l) the unwinding of any Hedge Transaction (subject to the terms of Section 2.14(f));

(m) Dispositions of Oil and Gas Properties that are not Borrowing Base Properties, provided that if a Borrowing Base Deficiency then exists, the proceeds of any such Disposition shall be used to repay Loans or Cash Collateralize L/C Obligations; and

(n) Disposition of any asset between or among the Borrower and/or its Restricted Subsidiaries as a substantially concurrent interim Disposition in connection with an Investment otherwise permitted pursuant to Section 10.5 or a Disposition otherwise permitted pursuant to clauses (a) through (m) above.

Notwithstanding anything herein to the contrary, any direct or indirect transfer, conveyance or other disposition Borrowing Base Properties and the Equity Interests of any Restricted Subsidiary or any Minority Investment owning Borrowing Base Properties (whether as a sale, lease, Investment, dividend or due to the issuance of Equity Interests by a Subsidiary Guarantor to a Person other than a Credit Party) shall be subject to Section 10.4(b).

10.5 Limitation on Investments. The Borrower will not, and will not permit any of the Restricted Subsidiaries, to (i) purchase or acquire (including pursuant to any merger, consolidation or amalgamation with a person that is not a Wholly owned Subsidiary immediately prior to such merger, consolidation or amalgamation) any Equity Interests, evidences of Indebtedness or other securities of any other Person, (ii) make any loans or advances to or guarantees of the Indebtedness of any other person, or (iii) purchase or otherwise acquire (in one transaction or a series of related transactions) (x) all or substantially all of the property and assets or business of another Person or (y) assets constituting a business unit, line of business or division of such Person (each, an “Investment”), except:

(a) extensions of trade credit and purchases of assets and services (including purchases of inventory, supplies and materials) in the ordinary course of business;

(b) Investments in assets that constituted Permitted Investments at the time such Investments were made;

(c) loans and advances to officers, directors, employees and consultants of the Borrower (or any direct or indirect parent thereof) or any of its Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes (including employee payroll advances), (ii) in connection with such Person’s purchase of Equity Interests of the Borrower (or any direct or indirect parent thereof; provided that, to the extent such loans and advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Borrower in cash) and (iii) for purposes not described in the foregoing subclauses (i) and (ii); provided that the aggregate principal amount outstanding pursuant to subclause (iii) shall not exceed $10,000,000;

(d) (i) Investments existing on, or made pursuant to legally binding written commitments in existence on, the Closing Date as set forth on Schedule 10.5(d), (ii) Investments existing on the Closing Date of the Borrower or any Subsidiary in any other Subsidiary and (iii) any extensions, renewals or reinvestments thereof, so long as the amount of any Investment made pursuant to this clause (d) is not increased at any time above the amount of such Investment set forth on Schedule 10.5(d) (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Closing Date and set forth on Schedule 10.5(d) as of the Closing Date);

(e) Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the ordinary course of business or upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(f) Investments to the extent that payment for such Investments is made with Qualified Equity Interests;

(g) Investments (i) by the Borrower in any Guarantor or by any Guarantor in the Borrower, (ii) by any Restricted Subsidiary that is not a Guarantor in any other Restricted Subsidiary that is not a Guarantor, and (iii) by the Borrower or any Guarantor in any Restricted Subsidiary that is not a Guarantor, valued at the Fair Market Value (determined by the Borrower in good faith) of such Investment at the time each such Investment is made, in an aggregate amount outstanding pursuant to this Section 10.5(g)(iii) that, at the time such Investment is made, would not exceed the sum of (A) the greater of $50,000,000 and 2.5% of Adjusted Consolidated Net Tangible Assets (measured as of the date such Investment is made based upon the financial statements most recently available prior to such date), (B) the Applicable Equity Amount at such time and (C) to the extent not otherwise included in the determination of the Applicable Equity Amount, an amount equal to any repayments, interest, returns, profits, distributions, income and similar amounts actually received in cash in respect of any such Investment (which amount shall not exceed the amount of such Investment valued at the Fair Market Value of such Investment at the time such Investment was made) (it being understood that to the extent any Investment made pursuant to this Section 10.5(g)(iii) was made by using the Applicable Equity Amount, then the amounts referred to in clause (C) shall, to the extent of the original usage of the Applicable Equity Amount, be deemed to reconstitute such amounts);

(h) Investments constituting Permitted Acquisitions; provided that the aggregate amount of Permitted Acquisition Consideration of such Permitted Acquisitions made or provided by the Borrower or any Subsidiary

Guarantor to acquire any Restricted Subsidiary that does not become a Subsidiary Guarantor or merge, consolidate or amalgamate into the Borrower or a Subsidiary Guarantor or any assets that shall not, immediately after giving effect to such Permitted Acquisition, be owned by the Borrower or a Subsidiary Guarantor, shall not exceed the sum of (i) the greater of $50,000,000 and 2.5% of Adjusted Consolidated Net Tangible Assets after giving effect to such Permitted Acquisitions, (ii) the Applicable Equity Amount at such time and (iii) to the extent not otherwise included in the determination of the Applicable Equity Amount, an amount equal to any repayments, interest, returns, profits, distributions, income and similar amounts actually received in cash in respect of any such Investment (which amount shall not exceed the amount of such Investment valued at the Fair Market Value of such Investment at the time such Investment was made) (it being understood that to the extent any Investment made pursuant to this Section 10.5(h) was made by using the Applicable Equity Amount, then the amounts referred to in this clause (iii) shall, to the extent of the original usage of the Applicable Equity Amount, be deemed to reconstitute such amounts);

(i) Investments (including but not limited to (i) Minority Investments and Investments in Unrestricted Subsidiaries, (ii) Investments in joint ventures (regardless of the form of legal entity) or similar Persons that do not constitute Restricted Subsidiaries, (iii) Investments in Subsidiaries that are not Credit Parties and (iv) Investments in respect of royalty trusts and master limited partnerships), in each case valued at the Fair Market Value (determined by the Borrower acting in good faith) of such Investment at the time each such Investment is made, in an aggregate amount outstanding pursuant to this Section 10.5(i); provided that, in each case, after giving pro forma effect to the making of any such Investment, (1) no Default or Event of Default shall have occurred and be continuing, (2) the Borrower shall have Available Commitments of not less than 20% of the then effective Loan Limit (on a pro forma basis after giving effect to such Investment), and (3) as of the most recently ended fiscal quarter for which Section 9.1 Financials are available after giving pro forma effect to any such Investment, the Consolidated Total Debt to EBITDAX Ratio is not greater than 2.25 to 1.00; further provided that intercompany current liabilities incurred in the ordinary course of business and consistent with past practices, in connection with the cash management operations of the Borrower and the Subsidiaries shall not be included in calculating any limitations in this paragraph at any time;

(j) Investments in the Oil and Gas Business made at any such time during which, after giving effect to the making of any such Investment on a Pro Forma Basis, (i) no Event of Default shall have occurred and be continuing and (ii) Liquidity is not less than 10% of the then effective Borrowing Base;

(k) Investments constituting non-cash proceeds of Dispositions of assets (to the extent non-cash proceeds are permitted in consideration of such Disposition by Section 10.4);

(l) subject to Section 10.6, Investments made to repurchase or retire Equity Interests of the Borrower or any direct or indirect parent thereof owned by any employee or any stock ownership plan or key employee stock ownership plan of the Borrower (or any direct or indirect parent thereof);

(m) Investments consisting of Restricted Payments permitted under Section 10.6;

(n) loans and advances to any direct or indirect parent of the Borrower in lieu of, and not in excess of the amount of, Restricted Payments to the extent permitted to be made to such parent in accordance with Section 10.6;

(o) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(p) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;

(q) advances of payroll payments to employees, consultants or independent contractors or other advances of salaries or compensation to employees, consultants or independent contractors, in each case in the ordinary course of business;

(r) guarantee obligations of the Borrower or any Restricted Subsidiary of leases (other than Capital Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(s) Investments held by a Person acquired (including by way of merger or consolidation) after the Closing Date otherwise in accordance with this Section 10.5 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(t) Investments in Industry Investments and in interests in additional Oil and Gas Properties and gas gathering systems related thereto or Investments related to farm-out, farm-in, joint operating, joint venture, joint development or other area of mutual interest agreements, other similar industry investments, gathering systems, pipelines or other similar oil and gas exploration and production business arrangements whether through direct ownership or ownership through a joint venture or similar arrangement;

(u) to the extent constituting Investments, the Transactions;

(v) Investments in Hedge Transactions of the Borrower or any Restricted Subsidiary permitted by Section 10.1 and Section 10.10;

(w) Investments consisting of Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under, respectively, Sections 10.1, 10.3, 10.4 and 10.6 (other than 10.6(c));

(x) in the case of the Borrower and its Restricted Subsidiaries, Investment consisting of (i) intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business and (ii) intercompany current liabilities in connection with the cash management, tax and accounting operations of the Borrower and the Restricted Subsidiaries;

(y) Investments resulting from pledges and deposits under clauses (c), (d) and (e) of the definition of “Permitted Liens” and clauses (j), (o), (w) and (x) of Sections 10.2;

(z) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Borrower or the relevant Restricted Subsidiary;

(aa) Investments consisting of licensing of intellectual property pursuant to joint marketing arrangements with other Persons in the ordinary course of business; and

(bb) any Investment constituting a Disposition or transfer of any asset between or among the Borrower and/or its Restricted Subsidiaries as a substantially concurrent interim Disposition or transfer in connection with an Investment otherwise permitted pursuant to clauses (a) through (aa) above or in connection with a Disposition permitted pursuant to Section 10.4.

10.6 Limitation on Restricted Payments. The Borrower will not directly or indirectly pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional Qualified Equity Interests) or redeem, purchase, retire or otherwise acquire for value any of its Equity Interests or the Equity Interests of any Parent Entity or set aside any amount for any such purpose (other than through the issuance of additional Qualified Equity Interests), or permit any Restricted Subsidiary to purchase or otherwise acquire for consideration (except in connection with an Investment permitted under Section 10.5) any Equity Interests of the Borrower or any Parent Entity, now or hereafter outstanding (all of the foregoing, “Restricted Payments”); except that:

(a) the Borrower may (or may pay Restricted Payments to permit any Parent Entity thereof to) redeem in whole or in part any of its or a Parent Entity’s Equity Interests in exchange for another class of its (or such parent’s) Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests; provided that such new Equity Interests contain terms and provisions at least as advantageous to the Lenders in all material respects to their interests as those contained in the Equity Interests redeemed thereby, and the Borrower may pay Restricted Payments payable solely in the Equity Interests (other than Disqualified Stock not otherwise permitted by Section 10.1) of the Borrower;

(b) the Borrower may (i) (or may make Restricted Payments to permit any Parent Entity thereof to) redeem, acquire, retire or repurchase shares of its (or such Parent Entity’s) Equity Interests held by any present or former officer, manager, consultant, director or employee (or their respective Affiliates, estates, spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees or immediate family members) of the Borrower and its Subsidiaries or any Parent Entity thereof, upon the death, disability, retirement or termination of employment of any such Person or otherwise in accordance with any equity option or equity appreciation rights plan, any management, director and/or employee equity ownership, benefit or incentive plan or agreement, equity subscription plan, employment termination agreement or any other employment agreements or equity holders’ agreement; provided that, non-discretionary repurchases, acquisitions, retirements or redemptions pursuant to the terms of any equity option or equity appreciation rights plan, any management, director and/or employee equity ownership, benefit or incentive plan or agreement, equity subscription plan, employment termination agreement or any other employment agreements or equity holders’ agreement, the aggregate amount of all cash paid in respect of all such Equity Interests so redeemed, acquired, retired or repurchased in any calendar year does not exceed the sum of (A) $20,000,000 (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $40,000,000 in any calendar year) plus (B) all net cash proceeds obtained by or contributed to the Borrower during such calendar year from the sales of Equity Interests to other present or former officers, consultants, employees, directors and managers in connection with any permitted compensation and incentive arrangements plus (C) all net cash proceeds obtained from any key-man life insurance policies received during such calendar year plus (D) the amount of any cash bonuses otherwise payable to members of management, directors or consultants of Holdings, any Parent Entity, the Borrower or its Subsidiaries in connection with the Transactions that are foregone in return for the receipt of Equity Interests; notwithstanding the foregoing, 100% of the unused amount of payments in respect of Section 10.6(b)(i) (before giving effect to any carry-forward described in clause (A) of the foregoing proviso) may be carried forward to the two immediately succeeding fiscal years (but not any other) and utilized to make payments pursuant to this Section 10.6(b)(i); and provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from members of management of Holdings, any Parent Entity, the Borrower or its Restricted Subsidiaries in connection with a repurchase of Equity Interests of Holdings or any other Parent Entity will not be deemed to constitute a Restricted Payment for purposes of this Section 10.6; and (ii) pay Restricted Payments in an amount equal to withholding or similar Taxes payable or expected to be payable by any present or former employee, director, manager or consultant (or their respective Affiliates, estates or immediate family members) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options so long as the amount of such payments does not exceed $10,000,000 in the aggregate;

(c) to the extent constituting Restricted Payments, the Borrower may make Investments permitted by Section 10.5;

(d) to the extent constituting Restricted Payments, the Borrower may enter into and consummate transactions expressly permitted by Section 10.3;

(e) the Borrower may repurchase Equity Interests of the Borrower (or any Parent Entity thereof) upon exercise of stock options or warrants if such Equity Interests represents all or a portion of the exercise price of such options or warrants;

(f) the Borrower may make and pay Restricted Payments to Holdings or any other Parent Entity of the Borrower:

(i) the proceeds of which will be used to pay (or to make Restricted Payments to allow Holdings or any other Parent Entity to pay): (A) with respect to any taxable period for which the Borrower and/or any of its Subsidiaries are members of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal and/or applicable state or local income tax purposes of which a Parent Entity is the common parent, or for which the Borrower is a partnership or disregarded entity for U.S. federal income tax purposes that is wholly owned (directly or indirectly) by a C corporation for U.S. federal and/or applicable state or local income tax purposes, distributions to any Parent Entity of the Borrower in an amount not to exceed the amount of any U.S. federal, state and/or local income taxes that the Borrower and/or its Subsidiaries, as applicable, would have paid for such taxable period had the Borrower and/or its Subsidiaries, as applicable, been a stand-alone corporate taxpayer or a stand- alone corporate group, and (B) with respect to any taxable period ending after the Closing Date for which the Borrower is a partnership or disregarded entity for U.S. federal income tax purposes (other than a partnership or disregarded entity described in subclause (A)), distributions to any Parent Entity in an amount necessary to permit such Parent Entity to make a pro rata distribution to its equity holders such that each such equity holder receives an amount from such pro rata distribution sufficient to enable such equity holder to pay its U.S. federal, state and/or local income taxes (as applicable) attributable to its direct or indirect ownership of the Borrower and its Subsidiaries with respect to such taxable period (assuming that each such equity holder is subject to tax at the highest combined marginal federal, state, and/or local income tax rate applicable to any such equity holder for such taxable period and taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes (and any limitations thereon), the alternative minimum tax, any cumulative net taxable loss of the Borrower for prior taxable periods ending after the Closing Date to the extent such loss is of a character that would allow such loss to be available to reduce taxes in the current taxable period (taking into account any limitations on the utilization of such loss to reduce such taxes and assuming such loss had not already been utilized) and the character (e.g., long-term or short-term capital gain or ordinary or exempt) of the applicable income);

(ii) the proceeds of which shall be used to allow any Parent Entity to pay its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and other professional costs and expenses) to the extent attributable to the ownership or operation of the Borrower, it being understood that 100% of the foregoing costs and expenses shall be deemed attributable to the ownership and operation of the Borrower at all times when Holdings owns no material assets other than the Equity Interests of the Borrower;

(iii) the proceeds of which shall be used by such Parent Entities to pay Restricted Payments contemplated by Section 10.6(b);

(iv) the proceeds of which shall be used to make Restricted Payments to allow any Parent Entity to pay fees and expenses related to any equity issuance or offering or debt issuance, incurrence or offering, Disposition or acquisition or investment transaction permitted by this Agreement, whether or not consummated;

(v) the proceeds of which shall be used to pay fees and expenses (including franchise or similar taxes) required to maintain its corporate existence, customary salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers, employees and consultants of any Parent Entity, to the extent such salaries, bonuses, other benefits and indemnities are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries, it being understood that 100% of the foregoing costs and expenses shall be deemed attributable to the ownership and operation of the Borrower at all times when Holdings owns no material assets other than the Equity Interests of the Borrower; and

(vi) in the form of Equity Interests of the Borrower (other than Disqualified Stock not otherwise permitted by Section 10.1);

(g) the Borrower or any of the Restricted Subsidiaries may (i) pay cash in lieu of fractional shares in connection with any dividend, split or combination thereof or any Permitted Acquisition and (ii) so long as, after giving effect thereto on a Pro Forma Basis, (A) no Default or Event of Default shall have occurred and be continuing and (B) no Borrowing Base Deficiency exists, honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(h) the Borrower may pay any dividends or distributions within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement;

(i) so long as after giving pro forma effect to the making of any such Restricted Payment, together with any concurrent Restricted Payments being paid under Sections 10.6(j), (1) no Default or Event of Default shall have occurred and be continuing, (2) the Borrower shall have Available Commitments of not less than 20% of the then effective Loan Limit (on a pro forma basis after giving effect to such Restricted Payment), (3) the Borrower is in compliance on a Pro Forma Basis with the Current Ratio and (4) as of the most recently ended fiscal quarter for which Section 9.1 Financials are available after giving pro forma effect to any such Restricted Payment, the Consolidated Total Debt to EBITDAX Ratio is not greater than 2.25 to 1.00, the Borrower may declare and pay additional Restricted Payments without limit in cash or otherwise to the holders of its or any Parent Entity’s Equity Interests; provided, that, in the case of any Restricted Payment in the form of assets other than cash, no such Restricted Payment shall be made if a Borrowing Base Deficiency would result from an adjustment to the Borrowing Base resulting from such Restricted Payment (unless the Borrower shall have cash on hand sufficient to eliminate any such potential Borrowing Base Deficiency (in which case, the Borrower shall eliminate any Borrowing Base Deficiency in accordance with Section 5.2(b)(ii)));

(j) in addition to the foregoing Restricted Payments and so long as no Event of Default shall have occurred and be continuing or would result therefrom and after giving effect to the making of any such Restricted Payment, together with any concurrent Restricted Payments being paid under Section 10.6(i), the Borrower shall be in Pro Forma Compliance (with each Financial Performance Covenant re-computed as of the last day of the most recently ended Test Period as if (i) such Restricted Payment had been paid on the first day of such Test Period and (ii) the amount of any Cure Amount made during such Test Period were not made to the extent (A) the amount of the Applicable Equity Amount after making the proposed Restricted Payment is less than or equal to the amount of such Cure Amount and (B) such Cure Amount was necessary for the Borrower to be in Pro Forma Compliance), the Borrower may declare and pay Restricted Payments in an aggregate amount not to exceed the Applicable Equity Amount at the time such Restricted Payment is made; and

(k) the Borrower may consummate the Transactions (and pay fees and expenses in connection therewith on or following the Closing Date) and make payments described in Sections 9.9(a), (f), (g), (h), (j) and (l) (subject to the conditions set out therein).

10.7 Limitations on Debt Payments and Amendments.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to prepay, repurchase or redeem or otherwise defease the Junior Lien Notes, the Stone Energy Notes or any Permitted Additional Debt comprising senior subordinated or subordinated Indebtedness (it being understood that (i) any Permitted Refinancing Indebtedness in respect of any of the foregoing and (ii) payments of regularly-scheduled cash interest in respect of the Junior Lien Notes, the Stone Energy Notes or such Permitted Additional Debt shall be permitted); provided, however, that the Borrower or any Restricted Subsidiary may prepay, repurchase, redeem or defease the Junior Lien Notes, the Stone Energy Notes or any such Permitted Additional Debt (A) in exchange for or with the proceeds of any Permitted Refinancing Indebtedness, (B) by converting or exchanging the Junior Lien Notes, the Stone Energy Notes or any such Permitted Additional Debt to Qualified Equity Interests of the Borrower or any Parent Entity or (C) so long as after giving pro forma effect to the making of any such prepayment, repurchase, redemption or defeasance, (1) no Default or Event of Default shall have occurred and be continuing, (2) the Borrower shall have Available Commitments of not less than 20% of the then effective Loan Limit (on a pro forma basis after giving effect to such prepayment, repurchase, redemption or defeasance), (3) the Borrower is in compliance on a Pro Forma Basis with the Current Ratio and (4) as of the most recently ended fiscal quarter for which Section 9.1 Financials are available after giving pro forma effect to any such prepayment, repurchase, redemption or defeasance, the Consolidated Total Debt to EBITDAX Ratio is not greater than 2.25 to 1.00 (on a Pro Forma Basis after giving effect to such prepayment, repurchase, redemption or defeasance), provided that in no event shall the Borrower be permitted to use, directly or indirectly, the proceeds of any Loans to prepay, repurchase, redeem or defease the Junior Lien Notes, the Stone Energy Notes or any Permitted Additional Debt prior to the first anniversary of the Closing Date;

(b) The Borrower will not amend or modify the Junior Lien Notes, the Stone Energy Notes or the documentation governing any senior subordinated or subordinated Permitted Additional Debt that constitutes Material Indebtedness or the terms applicable thereto, other than amendments or modifications that (A) would not be materially adverse to the Lenders (as determined in good faith by the Borrower), taken as a whole, or (B) otherwise comply with the definition of “Permitted Refinancing Indebtedness” that may be incurred to Refinance any such Indebtedness; provided that no such amendment or modification shall delete or modify the conditions set forth in the definitions of “Permitted Additional Debt” or “Permitted Refinancing Indebtedness”, as applicable; and

(c) Notwithstanding the foregoing and for the avoidance of doubt, nothing in this Section 10.7 shall prohibit (i) the repayment or prepayment of intercompany subordinated Indebtedness owed among the Borrower and/or the Restricted Subsidiaries, in either case unless an Event of Default has occurred and is continuing and the Borrower has received a notice from the Collateral Agent instructing it not to make or permit the Borrower and/or the Restricted Subsidiaries to make any such repayment or prepayment, (ii) substantially concurrent transfers of credit positions in connection with intercompany debt restructurings so long as such Indebtedness is permitted by Section 10.1 after giving effect to such transfer or (iii) the prepayment, repurchase, redemption or other defeasance of the Junior Lien Notes, the Stone Energy Notes or any Permitted Additional Debt comprising senior subordinated or subordinated Indebtedness with an aggregate amount not to exceed the Applicable Equity Amount (with the Applicable Equity Amount being re-computed as of the last day of the most recently ended Test Period as if (i) such prepayment, repurchase, redemption or other defeasance had occurred on the first day of such Test Period and (ii) the amount of any Cure Amount made during such Test Period were not made to the extent (A) the amount of the Applicable Equity Amount after making the proposed prepayment, repurchase, redemption or other defeasance is less than or equal to the amount of such Cure Amount and (B) such Cure Amount was necessary for the Borrower to be in compliance on a Pro Forma Basis with a Financial Performance Covenant) at the time of such prepayment, repurchase, redemption or defeasance; provided that in no event shall the Borrower be permitted to use, directly or indirectly, the proceeds of any Loans to prepay, repurchase, redeem or defease the Junior Lien Notes, the Stone Energy Notes or any Permitted Additional Debt prior to the first anniversary of the Closing Date.

10.8 Negative Pledge Agreements. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into or permit to exist any Contractual Requirement (other than this Agreement or any other Credit Document or any documentation in respect of secured Indebtedness otherwise permitted hereunder) that limits the ability of the Borrower or any Guarantor to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Secured Parties with respect to the Obligations or under the Credit Documents; provided that the foregoing shall not apply to each of the following Contractual Requirements that:

(a) (i) exist on the Closing Date and (to the extent not otherwise permitted by this Section 10.8) are listed on Schedule 10.8 and (ii) to the extent Contractual Requirements permitted by subclause (i) are set forth in an agreement evidencing Indebtedness or other obligations, are set forth in any agreement evidencing any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness or obligation so long as such Permitted Refinancing Indebtedness does not expand the scope of such Contractual Requirement;

(b) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Requirements were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower;

(c) represent Indebtedness permitted under Section 10.1 of a Restricted Subsidiary of the Borrower that is not a Guarantor so long as such Contractual Requirement applies only to such Subsidiary and its Subsidiaries;

(d) arise pursuant to agreements entered into with respect to any sale, transfer, lease or other Disposition permitted by Section 10.4 and applicable solely to assets under such sale, transfer, lease or other Disposition;

(e) are customary provisions in joint venture agreements and other similar agreements permitted by Section 10.5 and applicable to joint ventures or otherwise arise in agreements that restrict the Disposition or distribution of assets or property in oil and gas leases, joint operating agreements, joint exploration and/or development agreements, participation agreements and other similar agreements entered into in the ordinary course of the oil and gas exploration and development business;

(f) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 10.1, but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness;

(g) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto;

(h) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 10.1 to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(i) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary;

(j) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(k) restrict the use of cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;

(l) are imposed by Requirements of Law;

(m) exist under any documentation governing any Permitted Refinancing Indebtedness incurred to Refinance any Indebtedness but only to the extent such Contractual Requirement is not materially more restrictive, taken as a whole, than the Indebtedness being refinanced;

(n) customary net worth provisions contained in real property leases entered into by any Restricted Subsidiary of the Borrower, so long as the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and the Restricted Subsidiaries to meet their ongoing obligation;

(o) are customary restrictions and conditions contained in the document relating to any Lien, so long as (i) such Lien is a Permitted Lien and such restrictions or conditions relate only to the specific asset subject to such Lien and (ii) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 10.8;

(p) are restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 10.1 or Permitted Refinancing Indebtedness in respect thereof, to the extent such restrictions are not materially more restrictive, taken as a whole, than the restrictions contained in the Credit Documents or documentation with respect to the Junior Lien Notes, the Stone Energy Notes as determined by the Borrower in good faith;

(q) are restrictions regarding licenses or sublicenses by the Borrower and the Restricted Subsidiaries of intellectual property in the ordinary course of business (in which case such restriction shall relate only to such intellectual property);

(r) are encumbrances or restrictions contained in an agreement or other instrument of a Person acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated; and

(s) are encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (r) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower’s board of directors, no more restrictive in any material respect with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

10.9 Limitation on Subsidiary Distributions. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits or transfer any property to the Borrower or any Restricted Subsidiary except (in each case) for such encumbrances or restrictions existing under or by reason of:

(a) contractual encumbrances or restrictions in effect on the Closing Date, including pursuant to the Credit Documents and any Hedging Obligations;

(b) the Junior Lien Notes, the Junior Lien Indenture, the Stone Energy Notes, the Stone Energy Notes Indenture and, in each case, the related guarantees;

(c) purchase money obligations for property acquired in the ordinary course of business and Capital Lease Obligations that impose restrictions on transferring the property so acquired;

(d) any applicable Requirement of Law;

(e) any agreement or other instrument of a Person acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated;

(f) contracts for the sale of assets, including customary restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Equity Interests or assets of such Subsidiary;

(g) secured Indebtedness otherwise permitted to be incurred pursuant to Section 10.1 and Section 10.2 that limit the right of the debtor to dispose of the assets securing such Indebtedness;

(h) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(i) other Indebtedness, Disqualified Stock or preferred stock of (i) Restricted Subsidiaries that are not Guarantors permitted to be incurred subsequent to the Closing Date pursuant to Section 10.1 so long as either (A) the provisions relating to such encumbrance or restriction contained in such Indebtedness are no less favorable to the Borrower, taken as a whole, as determined by the board of directors of the Borrower in good faith, than the provisions contained in this Agreement as in effect on the Closing Date or (B) any such encumbrance or restriction contained in such Indebtedness does not prohibit (except upon a default or an event of default thereunder) the payment of dividends in an amount sufficient, as determined by the board of directors of the Borrower in good faith, to impair the ability of the Borrower to make scheduled payments of cash interest on the Loans when due or (ii) Foreign Subsidiaries as to such Foreign Subsidiaries and their Subsidiaries;

(j) customary provisions in joint venture agreements or agreements governing property held with a common owner and other similar agreements or arrangements relating solely to such joint venture or property;

(k) customary provisions contained in leases, sub-leases, licenses, sub- licenses or similar agreements, in each case, entered into in the ordinary course of business; and

(l) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (k) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower’s board of directors, no more restrictive in any material respect with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

10.10 Hedge Transactions. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Hedge Transactions with any Person other than:

(a) Hedge Transactions in respect of commodities entered into not for speculative purposes the net notional volumes for which (when aggregated with other commodity Hedge Transactions then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Transactions) do not exceed, as of the date the latest Hedge Transaction is entered into, 90% of the reasonably anticipated quarterly production of oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Developed Producing Reserves and 50% of the reasonably anticipated quarterly production of oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Developed Non-Producing Reserves; provided, that, with respect to Hedge Transactions for commodities the net notional volumes for which are in respect of reasonably anticipated production during any of the months of August through October of any year, in no event shall the Borrower or any Restricted Subsidiary enter into Hedge Transactions with respect to more than 65% of reasonably anticipated production of oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Developed Producing Reserves for any of such months (and in no event shall the Borrower or any Restricted Subsidiary enter into Hedge Transactions with respect to any of the reasonably anticipated quarterly production of oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Developed Non-Producing Reserves for any of such months), (provided further that, with respect to the amount of such reduction of permitted Hedge Transactions in respect of the months of August through October of any year, such amount may be used to increase amounts otherwise permitted during the remaining portion of each year), in each case, as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.14(a), as applicable for the forty-eight (48) month period from the date of creation of such hedging arrangement (the “Ongoing Hedges”). In addition to the Ongoing Hedges, in connection with a proposed Permitted Acquisition (a “Proposed Acquisition”), the Credit Parties may also enter into incremental Hedge Transactions with respect to the Credit Parties’ reasonably anticipated production of oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves as forecast based upon the most recent Reserve Report having notional volumes not in excess of 90% of the Credit Parties’ existing projected production prior to the consummation of such Proposed Acquisition (provided that the aggregate of all Hedge Transactions in respect of commodities shall not, in any event, exceed 90% of the reasonably anticipated projected production of oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties Proved Developed Producing Reserves after giving effect to the consummation of such Proposed Acquisition) for a period not exceeding 36 months from the date such hedging arrangement is created during the period between (i) the date on which such Credit Party signs a definitive acquisition agreement in connection with a Proposed Acquisition and (ii) the earliest of (A) the date of consummation of such Proposed Acquisition, (B) the date of termination of such Proposed Acquisition and (C) 120 days after the date of execution of such definitive acquisition agreement (or such longer period as to which the Administrative Agent may agree). However, all such incremental hedging contracts entered into with respect to a Proposed Acquisition must be terminated or unwound not later than the earlier of (i) if the Proposed Acquisition has not yet been consummated, 120 days (or such longer period to the extent approved in writing by the Administrative Agent) following the date on which such Credit Party executed such definitive acquisition agreement and (ii) 30 days following the date such Proposed Acquisition is terminated, in each case, to the extent the aggregate notional volumes hedged in anticipation of such Proposed Acquisition exceed the volumes permitted for Ongoing Hedges. It is understood that commodity Hedge Transactions which may, from time to time, “hedge” the same volumes, but different elements of commodity risk thereof, shall not be aggregated together when calculating the foregoing limitations on notional volumes.

(b) Other Hedge Transactions (other than any Hedge Transactions in respect of equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions) entered into not for speculative purposes.

(c) It is understood that for purposes of this Section 10.10, the following Hedge Transactions shall not be deemed speculative or entered into for speculative purposes: (i) any commodity Hedge Transaction intended, at inception of execution, to hedge or manage any of the risks related to existing and/or reasonably anticipated projected Hydrocarbon production from reserves of the Borrower or its Restricted Subsidiaries (whether or not contracted) and (ii) any Hedge Transaction intended, at inception of execution, (A) to hedge or manage the interest rate exposure associated with any debt securities, debt facilities or leases (existing or reasonably anticipated) of the Borrower or its Restricted Subsidiaries, (B) to manage commodity portfolio exposure associated with changes in interest rates, (C) to hedge any exposure that the Borrower or its Restricted Subsidiaries may have to counterparties under other Hedge Transactions such that the combination of such Hedge Transactions is not speculative taken as a whole or (D) for foreign exchange or currency exchange management.

(d) For purposes of entering into or maintaining Ongoing Hedges under Section 10.10(a), reasonably anticipated projected Hydrocarbon production from the Credit Parties’ total Proved Reserves based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.14(a), as applicable, shall be revised to account for any increase or decrease therein anticipated because of information obtained by Borrower or any other Credit Party subsequent to the publication of such Reserve Report including the Borrower’s or any other Credit Party’s internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and acquisitions coming on stream or failing to come on stream.

10.11 Financial Performance Ratios.

(a) Consolidated Total Debt to EBITDAX Ratio. The Borrower will not permit the Consolidated Total Debt to EBITDAX Ratio as of the last day of any Test Period ending on or after September 30, 2018, to be greater than 3.00 to 1.00.

(b) Current Ratio. The Borrower will not permit the Current Ratio as of the last day of any Test Period ending on or after September 30, 2018, to be less than 1.00 to 1.00.

For the purposes of calculating the Consolidated Total Debt to EBITDAX Ratio for the Test Periods ending on September 30, 2018, December 31, 2018 and March 31, 2019 pursuant to this Section 10.11, EBITDAX shall be deemed to equal (i) in the case of the first such Test Period, EBITDAX for the fiscal quarter ending September 30, 2018 multiplied by four (4), (ii) in the case of the second such Test Period, EBITDAX for the two fiscal quarter period ending December 31, 2018, multiplied by two (2) and (iii) in the case of the third such Test Period, EBITDAX for the three fiscal quarter period ending March 31, 2019, multiplied by four-thirds (4/3).

10.12 Accounts. Other than Excluded Accounts and amounts permitted to be maintained therein from time to time, no Credit Party shall (i) establish or maintain or (ii) deposit proceeds into, a deposit account, securities account or commodities account that is not subject to a Control Agreement.

10.13 Sanctions. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

10.14 Amendments to Organizational Documents. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, amend or modify its organizational documents if such amendment or modification could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could have a material adverse effect on the Administrative Agent, any ~~Letter of Credit Issuer~~Issuing Bank or any Lender.

SECTION 11. Events of Default.

Upon the occurrence of any of the following specified events (each an “Event of Default”):

11.1 Payments. The Borrower shall (a) default in the payment when due of any principal of the Loans or (b) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Unpaid Drawings, fees or of any other amounts owing hereunder or under any other Credit Document (other than any amount referred to in clause (a) above);

11.2 Representations, Etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made;

11.3 Covenants. Any Credit Party shall:

(a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(d)(i), 9.5 (solely with respect to the Borrower), 9.19 or Section 10; or

(b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1 or 11.2 or clause (a) of this Section 11.3) contained in this Agreement or any Security Document and such default shall continue unremedied for a period of at least 30 days after receipt of written notice thereof by the Borrower from the Administrative Agent;

11.4 Default Under Other Agreements.

(a) The Borrower or any of the Restricted Subsidiaries shall (i) default in any payment with respect to any Material Indebtedness (other than the Indebtedness described in Section 11.1) beyond the period of grace, if any, provided in the instrument of agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (other than (1) with respect to Indebtedness in respect of any Hedge Transactions, termination events or equivalent events pursuant to the terms of the corresponding Hedge Agreements under which such Hedge Transaction is entered into and (2) secured Indebtedness that becomes due as a result of a Disposition (including as a result of Casualty Event) of the property or assets securing such Indebtedness permitted under this Agreement), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, unless (and only for so long as), in the case of each of the foregoing, such holder or holders shall have (or through its or their trustee or agent on its or their behalf) waived such default in a writing to the Borrower, or

(b) Without limiting the provisions of clause (a) above, any such default under any such Material Indebtedness shall cause such Material Indebtedness to be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (and (i) with respect to Indebtedness in respect of any Hedging Obligations, other than due to a termination event or equivalent event pursuant to the terms of the Hedge Agreements under which the applicable Hedge Transaction was entered into and (ii) other than secured Indebtedness that becomes due as a result of a Disposition (including as a result of Casualty Event) of the property or assets securing such Indebtedness permitted under this Agreement), prior to the stated maturity thereof;

11.5 Bankruptcy, Etc. The Borrower, any Guarantor or any Specified Subsidiary shall commence a voluntary case, proceeding or action concerning itself under (a) Title 11 of the United States Code entitled “Bankruptcy” or any other applicable insolvency, debtor relief, or debt adjustment law; or (b) in the case of any Foreign Subsidiary that is a Specified Subsidiary, any domestic or foreign law relating to bankruptcy, judicial management, insolvency, reorganization, administration or relief of debtors in effect in its jurisdiction of incorporation, in each case as now or hereafter in effect, or any successor thereto (collectively, the “Bankruptcy Code”); or an involuntary case, proceeding or action is commenced against the Borrower, any Guarantor or any Specified Subsidiary and the petition is not dismissed or stayed within 60 days after commencement of the case, proceeding or action, the Borrower, any applicable Guarantor or the applicable Specified Subsidiary consents to the institution of such case, proceeding or action prior to such 60-day period, or any order of relief or other order approving any such case, proceeding or action is entered; or a custodian (as defined in the Bankruptcy Code), receiver, receiver manager, trustee, conservator, liquidator, examiner, rehabilitator, administrator, or similar person is appointed for, or takes charge of, the Borrower, any Guarantor or any Specified Subsidiary or all or any substantial portion of the property or business thereof; or the Borrower, any Guarantor or any Specified Subsidiary suffers any appointment of any custodian, receiver, receiver manager, trustee, conservator, liquidator, examiner, rehabilitator, administrator, or the like for it or any substantial part of its property or business to continue undischarged or unstayed for a period of 60 days; or the Borrower, any Guarantor or any Specified Subsidiary makes a general assignment for the benefit of creditors;

11.6 ERISA.

(a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; any Plan is or shall have been terminated or is the subject of termination proceedings under ERISA (including the giving of written notice thereof); an event shall have occurred or a condition shall exist in either case entitling the PBGC to terminate any Plan or to appoint a trustee to administer any Plan (including the giving of written notice thereof); any Plan shall have an accumulated funding deficiency (whether or not waived); the Borrower or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code (including the giving of written notice thereof); and

(b) there would result from any event or events set forth in clause (a) of this Section 11.6 the imposition of a lien, the granting of a security interest, or a liability, or the reasonable likelihood of incurring a lien, security interest or liability; and

(c) such lien, security interest or liability will or would be reasonably likely to have a Material Adverse Effect;

11.7 Guarantee. The Guarantee or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof and thereof) or any Guarantor or any other Credit Party shall assert in writing that any such Guarantor’s obligations under the Guarantee are not to be in effect or are not to be legal, valid and binding obligations (other than pursuant to the terms hereof or thereof);

11.8 Security Documents. The Collateral Agreement, Mortgage or any other Security Document pursuant to which assets of the Borrower and the Credit Parties with an aggregate fair market value in excess of $50,000,000 are pledged as Collateral or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof) or cease to have the priority specified by the Credit Documents, or any grantor thereunder or any other Credit Party shall assert in writing that any grantor’s obligations under the Collateral Agreement, the Mortgage or any other Security Document are not in effect or not legal, valid and binding obligations (other than pursuant to the terms hereof or thereof);

11.9 Judgments. One or more monetary judgments or decrees shall be entered against the Borrower or any of the Restricted Subsidiaries involving a liability of $50,000,000 or more in the aggregate for all such judgments and decrees for the Borrower and the Restricted Subsidiaries (to the extent not paid or covered by insurance provided by a carrier not disputing coverage), which judgments are not discharged or effectively waived or stayed for a period of 60 consecutive days; or

11.10 Change of Control. A Change of Control shall have occurred;

Then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Majority Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower or any other Credit Party, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 11.5 shall occur with respect to the Borrower, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (a), (b) and (c) below shall occur automatically without the giving of any such notice): (a) declare the Total Commitment and Swingline Commitment terminated, whereupon the Commitment of each Lender and the Swingline Lender, as the case may be, shall forthwith terminate immediately and any fees theretofore accrued shall forthwith become due and payable without any other notice of any kind; (b) declare the principal of and any accrued interest and fees in respect of any or all Loans and any or all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (c) demand cash collateral in respect of any outstanding Letter of Credit pursuant to Section 3.8(b) in an amount equal to the aggregate Stated Amount of all Letters of Credit issued and then outstanding. In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

11.11 Application of Proceeds. Any amount received by the Administrative Agent or the Collateral Agent from any Credit Party (or from proceeds of any Collateral) following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Borrower under Section 11.5 shall be applied:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, disbursements and other charges of counsel payable under Section 12.7 and amounts payable under Article II) payable to the Administrative Agent and/or Collateral Agent in such Person’s capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the Issuing Banks (including fees, disbursements and other charges of counsel payable under Section 12.7) arising under the Credit Documents and amounts payable under Article II, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and Unpaid Drawings, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause Third payable to them;

Fourth, (i) to payment of that portion of the Obligations constituting unpaid principal of the Loans, the Unpaid Drawings and Obligations then owing under Secured Hedge Transactions and the Secured Cash Management Agreements and (ii) to Cash Collateralize that portion of Letters of Credit Outstanding comprising the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Section 3.8, ratably among the Lenders, the Issuing Banks, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; provided that (x) any such amounts applied pursuant to the foregoing clause (ii) shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Bank to Cash Collateralize such Letters of Credit Outstanding, (y) subject to Section 3.8, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to this clause Fourth shall be applied to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit, the pro rata share of Cash Collateral attributable to such expired Letter of Credit shall be distributed in accordance with this clause Fourth;

Fifth, to the payment of all other Obligations of the Credit Parties owing under or in respect of the Credit Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Requirements of Law.

Subject to Section 3.8, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

11.12 Equity Cure.

(a) Notwithstanding anything to the contrary contained in this Section 11 or in any Credit Document, in the event that the Borrower fails to comply with either Financial Performance Covenant, then until the expiration of the tenth Business Day subsequent to the date the compliance certificate for calculating such Financial Performance Covenant is required to be delivered pursuant to Section 9.1(c) (the “Cure Deadline”), the Borrower shall have the right to cure such failure (the “Cure Right”) by receiving cash proceeds from an issuance of common Equity Interests (other than Disqualified Stock) as a cash capital contribution, and upon receipt by the Borrower of such cash proceeds (such cash amount being referred to as the “Cure Amount”) pursuant to the exercise of such Cure Right, such Financial Performance Covenant shall be recalculated giving effect to the following pro forma adjustments:

(i) EBITDAX or Consolidated Current Assets, as applicable, shall be increased, solely for the purpose of determining the existence of an Event of Default resulting from a breach of such Financial Performance Covenant with respect to any Test Period that includes the fiscal quarter for which the Cure Right was exercised and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;

(ii) Consolidated Total Debt for such Test Period shall be decreased solely to the extent proceeds of the Cure Amount, if any, are actually applied to prepay any Indebtedness (provided that any such Indebtedness so prepaid shall be a permanent repayment of such Indebtedness and termination of commitments thereunder) included in the calculation of Consolidated Total Debt; and

(iii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of each Financial Performance Covenant, the Borrower shall be deemed to have satisfied the requirements of the Financial Performance Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Performance Covenant that had occurred shall be deemed cured for the purposes of this Agreement; provided that (i) in each period of four consecutive fiscal quarters there shall be at least two fiscal quarters in which no Cure Right is exercised, (ii) Cure Rights shall not be exercised more than five times during the term of this Agreement, (iii) each Cure Amount shall be no greater than the amount required to cause the Borrower to be in compliance with the applicable Financial Performance Covenant with respect to which the breach or default occurred (such amount, the “Necessary Cure Amount”), provided that if the Cure Right is exercised prior to the date financial statements are required to be delivered for such fiscal quarter, then the Cure Amount shall be equal to the amount reasonably determined by the Borrower in good faith that is required for purposes of complying such Financial Performance Covenant for such fiscal quarter (such amount, the “Expected Cure Amount”), (iv) all Cure Amounts shall be disregarded for the purposes of any financial ratio determination under the Credit Documents other than for determining compliance with such Financial Performance Covenant, (v) no Lender or Issuing Bank shall be required to make any extension of credit hereunder during the 10 Business Day period referred to above, unless the Borrower shall have received the Cure Amount and (vi) to the extent the Borrower exercises more than one Cure Right in any single fiscal quarter, such exercises shall be deemed to be a single exercise of a Cure Right.

(iv) Expected Cure Amount. Notwithstanding anything herein to the contrary, to the extent that the Expected Cure Amount is (i) greater than the Necessary Cure Amount, then such difference may be used for the purposes of determining the Applicable Equity Amount and (ii) less than the Necessary

Cure Amount, then not later than the applicable Cure Deadline, the Borrower must receive cash proceeds from issuance of Equity Interests (other than Disqualified Stock) or a cash capital contribution, which cash proceeds received by Borrower shall be equal to the shortfall between such Expected Cure Amount and such Necessary Cure Amount.

(v) Necessary Cure Amount. Notwithstanding anything herein to the contrary, to the extent the Borrower exercises a Cure Right during any Test Period for which the calculation of EBITDAX is to be annualized for the purposes of calculating the Consolidated Total Debt to EBITDAX Ratio, the Necessary Cure Amount shall be determined after giving effect to the annualization of EBITDAX in accordance with Section 10.11.

SECTION 12. The Agents

12.1 Appointment.

(a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Credit Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The provisions of this Section 12 (other than Section 12.1(c) with respect to the Lead Arrangers and the Joint Bookrunners and Section 12.9 with respect to the Borrower) are solely for the benefit of the Agents and the Lenders, and the Borrower shall not have rights as third party beneficiary of any such provision. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities (except those expressly set forth herein) or any fiduciary relationship with the Collateral Agent, the Swingline Lender, any Issuing Bank, any Lender, any Bookrunner or any Lead Arranger (regardless of whether a Default has occurred and is continuing), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties,

(b) The Administrative Agent, the Swingline Lender, each Lender and each Issuing Bank hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Administrative Agent, the Swingline Lender, each Lender and each Issuing Bank irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities (except those expressly set forth herein), or any fiduciary relationship with any of the Administrative Agent, the Swingline Lender, any Issuing Bank, any Lender, any Bookrunner or any Lead Arranger (regardless of whether a Default has occurred and is continuing), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Collateral Agent.

(c) Each of the Lead Arrangers, the Co-Syndication Agents, the Co- Documentation Agents and the Joint Bookrunners, each in its capacity as such, shall not have any obligations, duties or responsibilities under this Agreement but shall be entitled to all benefits of this Section 12.

12.2 Delegation of Duties. The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Credit Documents by or through agents, sub-agents, employees or attorneys-in-fact (each, a “Subagent”) and shall be entitled to advice of counsel concerning all matters pertaining to such duties; provided, however, that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent. If any Subagent, or successor thereto, shall die, become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the Administrative Agent until the appointment of a new Subagent. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any Subagents selected by it in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

12.3 Exculpatory Provisions. No Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any participant for any recitals, statements, representations or warranties made by any of the Borrower, any other Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or, except with respect to any physical certificate or instrument representing Pledged Securities (as defined in the Collateral Agreement) in the possession of the Agent, the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents or for any failure of the Borrower or any other Credit Party to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. The Collateral Agent shall not be under any obligation to the Administrative Agent, any Lender, the Swingline Lender or any Issuing Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any comparable or successor rate thereto, or replacement rate therefor.

12.4 Reliance by Agents. The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or instruction believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. The Administrative Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans; provided that the Administrative Agent and Collateral Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or applicable Requirements of Law. For purposes of determining compliance with the conditions specified in Section 6 and

Section 7 on the Closing Date, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

12.5 Notice of Default. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent or Collateral Agent, as applicable, has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, it shall give notice thereof to the Lenders and the Collateral Agent. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Majority Lenders, the Required Lenders or each individual lender, as applicable.

12.6 Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in- fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or Collateral Agent hereinafter taken, including any review of the affairs of the Borrower or any other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or Collateral Agent to any Lender, the Swingline Lender or any Issuing Bank. Each Lender, the Swingline Lender and each Issuing Bank represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and each other Credit Party and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and any other Credit Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of the Borrower or any other Credit Party that may come into the possession of the Administrative Agent or Collateral Agent any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

12.7 Indemnification. The Lenders severally agree to indemnify the Administrative Agent and the Collateral Agent, each in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective portions of the Commitments or Loans, as applicable, outstanding in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their respective portions of the Total Exposure in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other

Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable to the Administrative Agent or the Collateral Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Administrative Agent’s or the Collateral Agent’s, as applicable, gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction; provided, further, that no action taken in accordance with the directions of the Majority Lenders (or such other number or percentage of the Lenders as shall be required by the Credit Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.7. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Loans), this Section 12.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the termination of this Agreement and the repayment of the Loans and payment of all other amounts payable hereunder.

12.8 Agents in Its Individual Capacities. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and any other Credit Party as though such Agent were not an Agent hereunder and under the other Credit Documents. With respect to the Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

12.9 Successor Agents. Each of the Administrative Agent and Collateral Agent may at any time give notice of its resignation to the Lenders, the Swingline Lender, the Issuing Banks and the Borrower. If the Administrative Agent, Swingline Lender and/or Collateral Agent becomes a Defaulting Lender, then such Administrative Agent, Swingline Lender or Collateral Agent, may be removed as the Administrative Agent, Swingline Lender or Collateral Agent, as the case may be, at the reasonable request of the Borrower and the Required Lenders. Upon receipt of any such notice of resignation or removal, as the case may be, the Majority Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed) so long as no Default under Section 11.1 or 11.5 is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If, in the case of a resignation of a retiring Agent, no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders, the Swingline Lender and the Issuing Banks, appoint a successor Agent meeting the qualifications set forth above. Upon the acceptance of a successor’s appointment as the Administrative Agent or Collateral Agent, as the case may be, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Majority Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section 12.9). The fees payable by the Borrower (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section 12 (including Section 12.7) and Section 13.5 shall continue in effect for the benefit of such retiring Agent, its Subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as an Agent.

Any resignation of any Person as Administrative Agent pursuant to this Section 12.9 shall also constitute its resignation as Swingline Lender.

12.10 Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Credit Party and without limiting the obligation of any applicable Credit Party to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due to the Administrative Agent under this Section 12.10. For the avoidance of doubt, for purposes of this Section 12.10, the term “Lender” includes any Issuing Bank and any Swingline Lender.

12.11 Security Documents and Collateral Agent under Security Documents and Guarantee. Each Secured Party hereby further authorizes the Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Collateral and the Security Documents. Subject to Section 13.1, without further written consent or authorization from any Secured Party, the Administrative Agent or Collateral Agent, as applicable, may (a) execute any documents or instruments necessary in connection with a Disposition of assets permitted by this Agreement, (b) release any Lien encumbering any item of Collateral that is the subject of such Disposition of assets or with respect to which Majority Lenders (or such other Lenders as may be required to give such consent under Section 13.1) have otherwise consented or (c) release any applicable Guarantor from the Guarantee in connection with such Disposition or with respect to which Majority Lenders (or such other Lenders as may be required to give such consent under Section 13.1) have otherwise consented. The Lenders and the Issuing Banks (including in their capacities as potential Cash Management Banks and potential Hedge Banks) irrevocably agree that (x) the Collateral Agent may, without any further consent of any Lender, enter into or amend any intercreditor agreement with the collateral agent or other representatives of the holders of Indebtedness that is permitted to be secured by a Lien on the Collateral that is permitted under this Agreement, (y) the Collateral Agent may rely exclusively on a certificate of an Authorized Officer of the Borrower as to whether any such other Liens are permitted and (z) any intercreditor agreement referred to in clause (x) above, entered into by the Collateral Agent, shall be binding on the Secured Parties. Furthermore, the Lenders and the Issuing Banks (including in their capacities as potential Cash Management Bank and potential Hedge Banks) hereby authorize the Administrative Agent and the Collateral Agent to subordinate any Lien on any property granted to or held by the

Administrative Agent or Collateral Agent under any Credit Document to the holder of any Lien on such property that is permitted by clause (j) of the definition of “Permitted Liens” and clauses (c), (e) (with respect to Liens securing Indebtedness permitted under Section 10.1), (f), (j), (o), (p) and (t) of Section 10.2 or otherwise permitted to be senior to the Liens of Administrative Agent or Collateral Agent on such property; provided that prior to any such request, the Borrower shall have in each case delivered to the Administrative Agent a certificate of an Authorized Officer of the Borrower certifying that such subordination is permitted under this Agreement.

12.12 Right to Realize on Collateral and Enforce Guarantee.

(a) Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrower, the Agents and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, (x) the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and (y) the Collateral Agent, as agent for and representative of the Secured Parties, (but not any Lender or Lenders in its or their respective individual capacities unless the Majority Lenders shall otherwise agree in writing) shall, at the direction of the Majority Lenders, be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition, as more particularly described in Section 12.12(b).

(b) The Secured Parties hereby irrevocably authorize the Collateral Agent to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions, or (ii) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Collateral Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Collateral Agent at the direction of the Majority Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Collateral Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations that were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Collateral Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Majority Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Majority Lenders contained in Section 13.1 of this Agreement), (iv) the Collateral Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations that were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party that will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

12.13 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding, constituting an Event of Default under Section 11.5, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel, to the extent due under Section 13.5) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, to the extent due under Section 13.5.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Indebtedness or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

12.14 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent or any of its respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related to hereto or thereto)

(c) The Administrative Agent hereby informs the Lenders that it is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement or any other Credit Document, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 13. Miscellaneous

13.1 Amendments, Waivers and Releases.

(a) Except as expressly set forth in this Agreement, neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 13.1. The Majority Lenders may, or, with the written consent of the Majority

Lenders, the Administrative Agent and/or the Collateral Agent shall, from time to time, (a) enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Credit Parties hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Majority Lenders or the Administrative Agent and/or Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that each such waiver and each such amendment, supplement or modification shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that no such waiver and no such amendment, supplement or modification shall (i) forgive or reduce any portion of any Loan or reduce the stated rate (it being understood that only the consent of the Majority Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate or amend Section 2.8(e)), or forgive any portion, or extend the Maturity Date or the date for the payment, of the Loans or any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates and any change due to a change in the Borrowing Base or Available Commitment), or extend the final expiration date of any Lender’s Commitment (provided that (1) any Lender, upon the request of the Borrower, may extend the final expiration date of its Commitment without the consent of any other Lender, including the Majority Lenders, (2) it is being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitments of any Lender, and (3) the Maturity Date may be extended in accordance with Section 2.17) or extend the final expiration date of any Letter of Credit beyond the L/C Maturity Date, or increase the amount of the Commitment of any Lender (provided that, any Lender, upon the request of the Borrower, may increase the amount of its Commitment without the consent of any other Lender, including the Majority Lenders), or make any Loan, interest, fee or other amount payable in any currency other than Dollars, in each case without the written consent of each Lender directly and adversely affected thereby, or (ii) amend, modify or waive any provision of this Section 13.1 in a manner that would reduce the voting rights of any Lender, or reduce the percentages specified in the definitions of the terms “Majority Lenders”, “Required Lenders” or “Borrowing Base Required Lenders” (it being understood that, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders, Required Lenders and Borrowing Base Required Lender on substantially the same basis as the Loans and Commitments are included on the Closing Date), or amend any other provision of this Agreement that expressly provides that the consent of all Lenders or all affected Lenders is required, or consent to the assignment or transfer by the Borrower of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 10.3), in each case without the written consent of each Lender directly and adversely affected thereby, or (iii) amend the provisions of Sections 5.3, 11.11 or 13.8 or any analogous provision of any Security Document, in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender directly and adversely affected thereby, or (iv) amend, modify or waive any provision of Section 12 without the written consent of the then-current Administrative Agent and Collateral Agent, as applicable, or any other former or current Agent to whom Section 12 then applies in a manner that directly and adversely affects such Person, or (v) amend, modify or waive any provision of Section 3 with respect to any Letter of Credit without the written consent of each Issuing Bank to whom Section 3 then applies in a manner that directly and adversely affects such Person, or (vi) amend, modify or waive any provisions hereof relating to Swingline Loans without the written consent of the Swingline Lender, or (vii) release all or substantially all of the Guarantors under the Guarantee (except as expressly permitted by the Guarantee or this Agreement) without the prior written consent of each Lender, or (viii) release all or substantially all of the Collateral under the Security Documents (except as expressly permitted by the Security Documents or this Agreement) without the prior written consent of each Lender, or (ix) amend Section 2.9 so as to permit Interest Period intervals greater than six months without regard to availability to Lenders, without the written consent of each Lender directly and adversely affected thereby, or (x) increase the Borrowing Base without the written consent of the Borrowing Base Required Lenders (other than Defaulting Lenders), decrease or maintain the Borrowing Base without the written consent of the Required Lenders or otherwise modify Section 2.14(b), (c), (d), (e), (f) or (g) if such modification would have the effect of increasing the Borrowing Base without the written consent of Borrowing Base Required Lenders (other than Defaulting

Lenders); provided that a Scheduled Redetermination may be postponed by the Majority Lenders, or (xi) affect the rights or duties of, or any fees or other amounts payable to, any Agent under this Agreement or any other Credit Document without the prior written consent of such Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the affected Lenders and shall be binding upon the Borrower, such Lenders, the Administrative Agent and all future holders of the affected Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. In connection with the foregoing provisions, the Administrative Agent may, but shall have no obligations to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender whose consent is required hereunder.

(b) Without the consent of any Lender or Issuing Bank, the Credit Parties and the Administrative Agent or Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Credit Document) enter into any amendment, modification or waiver of any Credit Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Credit Document.

(c) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Majority Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit or debt facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Loans and the Commitments and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit or debt facilities in any determination of the Majority Lenders, the Required Lenders and the Borrowing Base Required Lenders on substantially the same basis as the Lenders prior to such inclusion.

(d) Notwithstanding the foregoing, technical and conforming modifications to the Credit Documents may be made with the consent of the Borrower and the Administrative Agent (i) if such modifications are not adverse to the Lenders in any material respect or (ii) to the extent necessary (A) to integrate any Incremental Increase or Extended Commitment contemplated by Sections 2.16 and 2.17 or (B) to cure any ambiguity, omission, defect or inconsistency so long as, in each case with respect to this clause (B), the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Majority Lenders stating that the Majority Lenders object to such amendment.

13.2 Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(a) if to the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender or any Issuing Bank, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(b) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender and the Issuing Banks.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii)(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.6, 2.9, 4.2 and 5.1 shall not be effective until received.

13.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Requirements of Law.

13.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

13.5 Payment of Expenses; Indemnification. The Borrower agrees (a) to pay or reimburse the Agents and the Lead Arrangers for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of, and any amendment, waiver, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of Mayer Brown LLP, in its capacity as counsel to the Administrative Agent, one special energy counsel and one counsel in each appropriate local jurisdiction (excluding any allocated costs of in-house counsel), (b) to pay or reimburse the Agents, each Issuing Bank, each Lead Arranger and each Lender for all of its reasonable and documented out-of-pocket costs and expenses incurred during any workout or restructuring, or negotiations in respect thereof, or in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, in each case, whether before or after the occurrence of an Event of Default, including the reasonable fees, disbursements and other charges of one counsel, and one counsel in each appropriate local jurisdiction and one financial advisor to the Administrative Agent (unless there is an actual or perceived conflict of interest in which case each such Person may retain its own counsel or financial advisor), (c) to pay, indemnify, and hold harmless each Lender, Issuing Bank, Lead Arranger and Agent from, any and all recording and filing fees and (d) to pay, indemnify, and hold harmless each Lender, Issuing Bank, Lead Arranger, Co-Syndication Agent, Co-Documentation Agent, Joint Bookrunner and Agent and their respective Related Parties from and against any and all other liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether or not such proceedings are brought by the Borrower, any of its Related Parties or any other third Person, including reasonable and documented fees, disbursements and other charges of one primary counsel for all such Persons, taken as a whole, and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all such Persons, taken as a whole (unless there is an actual or perceived conflict of interest in which case each such Person may, with the consent of the Borrower (not to be unreasonably withheld or delayed), retain its own counsel), with respect to (i) the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents and (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law (other than by such indemnified person or any of its Related Parties (other than any trustee or advisor)) or to any actual or alleged presence, release or threatened release of Hazardous Materials involving or attributable to the Borrower, any of its Subsidiaries or any of the Oil and Gas Properties (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided that the Borrower shall have no obligation hereunder to any Agent or any Lender or any of their respective Related Parties with respect to Indemnified Liabilities to the extent to have resulted from (i) the gross negligence or willful misconduct of the party to be indemnified or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction, (ii) any material breach of any Credit Document by the party to be indemnified as determined by a final non-appealable judgment of a court of competent jurisdiction or (iii) disputes, claims, demands, actions, judgments or suits not arising from any act or omission by the Borrower or its Affiliates, brought by an indemnified Person against any other indemnified Person (other than disputes, claims, demands, actions, judgments or suits involving claims against any Agent or any Lead Arranger, in each case, in its capacity as such). No Person entitled to indemnification under clause (d) of this Section 13.5 shall be liable for any damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems (including IntraLinks or SyndTrak Online) (a “Platform”) in connection with this Agreement, except to the extent that such damages have resulted from the willful misconduct or gross negligence of the party to be indemnified or any of its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision), nor (except solely as a result of the indemnification obligations of the Borrower or any of its Subsidiaries set forth above) shall any such Person, the Borrower or any of its Subsidiaries have any liability for any special, punitive, indirect or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) relating to this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts payable under this Section 13.5 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expense in reasonable detail, accompanied, if requested by the Borrower, by reasonable supporting documentation. The agreements in this Section 13.5 shall survive the termination of this Agreement and the repayment of the Loans and payment of all other amounts payable hereunder. This Section 13.5 shall not apply with respect to any Taxes other than Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever resulting from a non-Tax claim, which shall be governed exclusively by Section 5.4 and, to the extent set forth therein, Sections 2.10 and 3.5.

13.6 Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of each Issuing Bank that issues any Letter of Credit), except that (i) except as expressly permitted by Section 10.3, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.6. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of each Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in clause (c) of this Section 13.6) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders and each other Person entitled to indemnification under Section 13.5) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in clause (b)(ii) below, any Lender may at any time assign to one or more assignees (other than Holdings, the Borrower, its Subsidiaries, any natural person, any Ineligible Institution or any Defaulting Lender) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans (including participations in L/C Obligations or Swingline Loans) at the time owing to it) with the prior written consent of:

(A) the Borrower (not to be unreasonably withheld or delayed); provided that no consent of the Borrower shall be required for an assignment if an Event of Default under Section 11.1 or Section 11.5 has occurred and is continuing or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund; and

(B) the Administrative Agent, the Swingline Lender and each Issuing Bank (in each case, not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent, the Swingline Lender or any Issuing Bank shall be required for an assignment of to a Lender (other than a Defaulting Lender), an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and increments of $1,000,000 in excess thereof, unless each of the Borrower, each Issuing Bank and the Administrative Agent otherwise consents (which consents shall not be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if an Event of Default under Section 11.1 or Section 11.5 has occurred and is continuing; provided, further, that contemporaneous assignments to a single assignee made by Affiliates of Lenders and related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and applicable Tax forms (including those described in Sections 5.4(d), (e), (h) and (i), as applicable).

(iii) Subject to acceptance and recording thereof pursuant to clause (b)(iv) of this Section 13.6, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 3.5, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 13.6.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest amounts) of the Loans and L/C Obligations and any payment made by each Issuing Bank under any applicable Letter of Credit owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Further, the Register shall contain the name and address of the Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent, each Issuing Bank, the Swingline Lender and, solely with respect to itself, each other Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 13.6 (unless waived) and any written consent to such assignment required by clause (b) of this Section 13.6, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.

(c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent, any Swingline Lender or any Issuing Bank, sell participations to one or more banks, credit insurers, or other entities other than any Defaulting Lender, any Ineligible Institution (to the extent that the list of Ineligible Institutions has been made available to all Lenders), the Borrower or any Subsidiary of the Borrower (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i) or (ii) of the second proviso of the second sentence of Section 13.1(a) that affects such Participant, provided that the Participant shall have no right to consent to any modification to the percentages specified in the definitions of the terms “Majority Lenders”, “Required Lenders” or “Borrowing Base Required Lenders”. Subject to clause (c)(ii) of this Section 13.6, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 3.5 and 5.4 to the same extent as if it were a Lender (subject to the limitations and requirements of those Sections and Sections 2.12 and 13.7) as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6). To the extent permitted by Requirements of Law, each Participant also shall be entitled to the benefits of Section 13.8(b) as though it were a Lender; provided such Participant agrees to be subject to Section 13.8(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11, 3.5 or 5.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld); provided that the Participant shall be subject to the provisions in Section 2.12 as if it were an assignee under clauses (a) and (b) of this Section 13.6. Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and related interest amounts) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and each party hereto shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.

(d) Any Lender may, without the consent of the Borrower, the Swingline Lender, any Issuing Bank or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender, and this Section 13.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In order to facilitate such pledge or assignment or for any other reason, the Borrower hereby agrees that, upon request of any Lender at any time and from time to time after the Borrower has made its initial borrowing hereunder, the Borrower shall provide to such Lender, at the Borrower’s own expense, a promissory note, substantially in the form of Exhibit H-1 or H-2, as the case may be, evidencing the Loans and Swingline Loans, respectively, owing to such Lender.

(e) Subject to Section 13.16, the Borrower authorizes each Lender to disclose to any Participant, secured creditor of such Lender or assignee of such Lender (each, a “Transferee”) and any prospective Transferee this Agreement and the other Credit Documents, information regarding the Loans and the Letters of Credit, and any and all financial information in such Lender’s possession concerning the Borrower and its Affiliates that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates in connection with such Lender’s credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

(f) The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (a “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it shall not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 13.6, any SPV may (A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. This Section 13.6(g) may not be amended without the written consent of the SPV. Notwithstanding anything to the contrary in this Agreement, subject to the following sentence, each SPV shall be entitled to the benefits of Sections 2.10, 2.11, 3.5 and 5.4 to the same extent as if it were a Lender (subject to the limitations and requirements of Sections 2.10, 2.11, 3.5 and 5.4 as though it were a Lender), and Sections 2.12 and 13.7, and has acquired its interest by assignment pursuant to clause (b) of this Section 13.6. Notwithstanding the prior sentence, an SPV shall not be entitled to receive any greater payment under Section 2.10, 2.11, 3.5 or 5.4 than its Granting Lender would have been entitled to receive absent the grant to such SPV, unless such grant to such SPV is made with the Borrowers’ prior written consent (which consent shall not be unreasonably withheld or delayed).

(h) Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Loans to an Affiliated Lender; provided that an Affiliated Lender shall make a representation and warranty to the assigning Lender that at the time of the assignment, the Affiliated Lender is not in possession of any material non-public information (within the meaning of United States securities laws) with respect to the Borrower and its Subsidiaries that has not been disclosed to such assigning Lender or the Lenders generally (other than because any such Lender has elected not to receive such material non-public information); provided further that, by its acquisition of Loans, an Affiliated Lender shall be deemed to have acknowledged and agreed that:

(i) it shall not have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present, (B) receive any information or material prepared by the Administrative Agent, the Collateral Agent or any Lender or any communication by or among Administrative Agent, the Collateral Agent and one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Section 2), or (C) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Credit Documents;

(ii) except with respect to any amendment, modification, waiver, consent or other action described in clause (i) of the second proviso of the second sentence of Section 13.1(a) or that alters an Affiliated Lender’s pro rata share of any payments given to all Lenders, the Loans held by an Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Lender vote (and shall be deemed to have been voted in the same percentage as all other applicable Lenders that are not Affiliated Lenders voted if necessary to give legal effect to this paragraph) under any Credit Document;

(iii) the aggregate principal amount of Loans held by Affiliated Lenders at the time of such assignment may not exceed 25% of the aggregate principal amount of all Loans outstanding at such time under this Agreement; and

(iv) any such Loans acquired by an Affiliated Lender may, with the consent of the Borrower, be contributed to the Borrower and exchanged for debt or equity securities that are otherwise permitted to be issued at such time (and such contribution and/or exchange shall be permitted hereunder notwithstanding the non-pro rata reduction and repayment of such Lender’s Loans and Commitments hereunder as a result thereof).

For the avoidance of doubt, assignments to Affiliated Institutional Lenders will be permitted hereunder and the foregoing limitations in this clause (h) shall not be applicable to Affiliated Institutional Lenders.

(i) Ineligible Institutions. The Borrower has delivered to the Administrative Agent on or prior the Closing Date a list of Ineligible Institutions, which list may be updated from to time by the Borrower in order to add one or more operational competitors of the Borrower to such list; provided that (A) in order to be effective, any such update must be provided in writing to the Administrative Agent at JPMDQ_Contact@jpmorgan.com (or such other address as the Administrative Agent (including any successor Administrative Agent) shall designate in writing to the Borrower) with confirmation of receipt requested, (B) such update shall not be effective until three (3) Business Days after receipt of written confirmation from the Administrative Agent, (C) notwithstanding anything to the contrary included in the original list of Ineligible Institutions or any such update to such list, no Affiliate of any specified Ineligible Institution shall be considered an Ineligible Institution unless Affiliates are expressly indicated in the original list or any such update and then only to the extent any such Affiliate is clearly identifiable solely on the basis of the similarity of its name to the specified Ineligible Institution, and (D) in no event shall any updates to the list of Ineligible Institutions provide for retroactive effect (and any statement to the contrary contained in any such update shall be disregarded and have no effect). The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (1) post the list of Ineligible Institutions provided by the Borrower and any updates thereto from time to time on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (2) provide the list of Ineligible Institutions provided by the Borrower and any updates thereto to each Lender requesting the same. In the event that a Lender proposes to assign all or a portion of its Commitments and Loans in accordance with clause (b) of this Section 13.6 to an assignee, such Lender may request in writing to the Borrower (with a copy to the Administrative Agent) that the Borrower either provide the then-current list of Ineligible Institutions or confirm in writing that a specified proposed assignee is not an Ineligible Institution. In the event that the Borrower fails to respond or fails to provide the then-current list or the requested confirmation within two (2) Business Days, then the specified proposed assignee shall be conclusively deemed not to be an Ineligible Institution. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Ineligible Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (i) be obligated to ascertain, monitor or inquire as to whether any assignee Lender or Participant or prospective assignee Lender or Participant is an Ineligible Institution or (ii) have any liability with respect to or arising out of any assignment or participation of Commitments or Loans, or disclosure of confidential information, to any Ineligible Institution.

13.7 Replacements of Lenders under Certain Circumstances.

(a) The Borrower shall be permitted to replace any Lender that (i) requests reimbursement for amounts owing pursuant to Section 2.10, 3.5 or 5.4 (other than Section 5.4(b)), (ii) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken or (iii) becomes a Defaulting Lender, with a replacement bank, lending institution or other financial institution; provided that (A) such replacement does not conflict with any Requirement of Law, (B) no Event of Default under Section 11.1 or 11.5 shall have occurred and be continuing at the time of such replacement, (C) the replacement bank or institution shall purchase, at par, all Loans and the Borrower shall pay all other amounts (other than any disputed amounts), pursuant to Section 2.10, 3.5 or 5.4, as the case may be) owing to such replaced Lender prior to the date of replacement, (D) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (E) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.6(b) (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein) and (F) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination that pursuant to the terms of Section 13.1 requires the consent of all of the Lenders affected or the Required Lenders or the Borrowing Base Required Lenders and with respect to which the Majority Lenders shall have granted their consent, then provided no Event of Default then exists, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-

Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent; provided that: (i) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced (other than principal and interest) shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 13.6.

(c) Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of this Section 13.7 may be effected pursuant to an Assignment and Acceptance executed by the Borrower, the Administrative Agent and the assignee and that the Lender making such assignment need not be a party thereto.

13.8 Adjustments; Set-off.

(a) If any Lender (a “benefited Lender”) shall at any time receive any payment in respect of any principal of or interest on all or part of the Loans made by it, or the participations in Letter of Credit Obligations held by it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11.5, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender entitled thereto, if any, in respect of such other Lender’s Loans, or interest thereon, such benefited Lender shall (i) notify the Administrative Agent of such fact, and (ii) purchase for cash at face value from the other Lenders a participating interest in such portion of each such other Lender’s Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably in accordance with the aggregate principal of and accrued interest on their respective Loans and other amounts owing them; provided, however, that, (A) if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest and (B) the provisions of this paragraph shall not be construed to apply to (1) any payment made by the Borrower or any other Credit Party pursuant to and in accordance with the terms of this Agreement and the other Credit Documents, (2) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, Commitments or participations in Drawings to any assignee or participant or (3) any disproportionate payment obtained by a Lender as a result of the extension by Lenders of the maturity date or expiration date of some but not all Loans or Commitments or any increase in the Applicable Margin in respect of Loans or Commitments of Lenders that have consented to any such extension. Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation.

(b) After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders provided by Requirements of Law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable Requirements of Law, upon any amount becoming due and payable by the Borrower hereunder or under any Credit Document (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of

Section 2.15(f) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Collateral Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender agrees promptly to notify the Borrower (and the Credit Parties, if applicable) and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

13.9 Counterparts.

(a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(b) The Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Credit Parties, electronic images of this Agreement or any other Credit Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.

13.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.11 Integration. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

13.12 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.13 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, in each case located in New York County, and appellate courts from any thereof;

(b) consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule 13.2 at such other address of which the Administrative Agent shall have been notified pursuant to Section 13.2;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Requirements of Law or shall limit the right to sue in any other jurisdiction;

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.13 any special, exemplary, punitive or consequential damages; and

(f) agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

13.14 Acknowledgments. The Borrower hereby acknowledges and agrees that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

(b) (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrower and the other Credit Parties, on the one hand, and the Administrative Agent, the Issuing Banks, the Lenders and the other Agents on the other hand, and the Borrower and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the other Agents, the Issuing Banks and the Lenders, is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for any of the Borrower, any other Credit Parties or any of their respective Affiliates, equity holders, creditors or employees or any other Person; (iii) none of the Administrative Agent, any other Agent, any Joint Bookrunner, any Lead Arranger, any Issuing Bank or any Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or any other Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or any other Agent, any Joint Bookrunner, any Lead Arranger, any Issuing Bank or any Lender has advised or is currently advising any of the Borrower, the other Credit Parties or their respective Affiliates on other matters) and none of the Administrative Agent, any Agent, any Joint Bookrunner, any Lead Arranger, any Issuing Bank or any Lender has any obligation to any of the Borrower, the other Credit Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; (iv) the Administrative Agent and its Affiliates, each other Agent and each of its Affiliates, each Issuing Bank and each of its Affiliates and each Lender and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its respective Affiliates, and none of the Administrative Agent, any other Agent, any Issuing Bank or any Lender has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; (v) neither it nor any of its Subsidiaries will assert any claim against the Administrative Agent, any Agent, any Joint Bookrunner, any Lead Arranger, any Issuing Bank or any Lender based on an alleged breach of fiduciary duty by any such Person in connection with this Agreement and the transactions contemplated hereby; and (vi) none of the Administrative Agent, any Agent, any Issuing Bank or any Lender has provided and none will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and each Agent with respect to any breach or alleged breach of agency or fiduciary duty; and

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, on the one hand, and any Lender, on the other hand.

13.15 WAIVERS OF JURY TRIAL. THE BORROWER, EACH AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

13.16 Confidentiality. The Administrative Agent, each other Agent, any Issuing Bank, the Swingline Lender and each other Lender shall hold all information not marked as “public information” and furnished by or on behalf of the Borrower or any of its Subsidiaries in connection with such Lender’s evaluation of whether to become a Lender hereunder or obtained by such Lender, the Swingline Lender, the Administrative Agent, any Issuing Bank or such other Agent pursuant to the requirements of this Agreement (“Confidential Information”), confidential in accordance with its customary procedure for handling confidential information of this nature and in any event may make disclosure (a) as required or requested by any Governmental Authority, self-regulatory agency or representative thereof or pursuant to legal process or applicable Requirements of Law, (b) to such Lender’s or the Administrative Agent’s, any Issuing Bank’s or such other Agent’s attorneys, advisors, financial or business consultants, accountants, independent auditors, trustees, agents or Affiliates (and any Affiliate’s attorneys, professional advisors, independent auditors, trustees or agents), in each case who need to know such information in connection with the administration of the Credit Documents and are informed of the confidential nature of such information, (c) to an investor or prospective investor in a securitization that agrees its access to information regarding the Credit Parties, the Loans and the Credit Documents is solely for purposes of evaluating an investment in a securitization and who agrees to treat such information as confidential, (d) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for a securitization and who agrees to treat such information as confidential, (e) to a nationally recognized ratings agency that requires access to information regarding the Credit Parties, the Loans and Credit Documents in connection with ratings issued with respect to a securitization, (f) to the extent such Confidential Information becomes public other than by reason of disclosure by such Person in breach of this Agreement, (g) [intentionally omitted], (h) to any other party to this Agreement, (i) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, or (j) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (2) any actual or prospective party (or its advisors) to any swap, derivative or other transaction relating to the Borrower and its obligations; provided that unless specifically prohibited by applicable Requirements of Law, each Lender, the Administrative Agent, the Swingline Lender, any Issuing Bank and each other Agent shall endeavor to notify the Borrower (without any liability for a failure to so notify the Borrower) of any request made to such Lender, the Administrative Agent, any Issuing Bank or such other Agent, as applicable, by any governmental, regulatory or self-regulatory agency or representative thereof (other than any such request in connection with an examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; provided further that in no event shall any Lender, the Administrative Agent, any Issuing Bank or any other Agent be obligated or required to return any materials furnished by the Borrower or any Subsidiary. In addition, each Lender, the Administrative Agent and each other Agent may provide Confidential Information to prospective Transferees or to any pledgee referred to in Section 13.6 or to prospective direct or indirect contractual counterparties in Hedge Agreements to be entered into in connection with Loans made hereunder as long as such Person is advised of and agrees to be bound by the provisions of this Section 13.16 or confidentiality provisions at least as restrictive as those set forth in the Section 13.16.

13.17 Release of Collateral and Guarantee Obligations.

(a) The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, as set forth in clause (b) below, (ii) upon the Disposition of such Collateral (including as part of or in connection with any other Disposition permitted hereunder) to any Person other than another Credit Party (other than Holdings), to the extent such Disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party, upon termination or expiration of such lease, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Majority Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 13.1), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee in accordance with the second succeeding sentence and Section 5(g) of the Guarantee) and (vi) as required by the Collateral Agent to effect any Disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any Disposition, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents. Additionally, the Lenders hereby irrevocably agree that the Guarantors shall be released from the Guarantees upon consummation of any transaction permitted hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary or otherwise becoming an Excluded Subsidiary. The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender. Any representation, warranty or covenant contained in any Credit Document relating to any such Collateral or Guarantor shall no longer be deemed to be repeated. In connection with any release hereunder, the Administrative Agent and Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower’s expense in connection with the release of any Liens created by any Credit Document in respect of such Subsidiary, property or asset.

(b) Notwithstanding anything to the contrary contained herein or any other Credit Document, when all Obligations (other than (i) Hedging Obligations in respect of any Secured Hedge Transactions, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements and (iii) any contingent or indemnification obligations not then due) have been paid in full in cash or equivalents thereof, all Commitments have terminated or expired and no Letter of Credit shall be outstanding that is not Cash Collateralized or back- stopped, upon request of the Borrower, the Administrative Agent and/or Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to release its security interest in all Collateral, and to release all obligations under any Credit Document, whether or not on the date of such release there may be any (i) Hedging Obligations in respect of any Secured Hedge Transactions, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements and (iii) any contingent or indemnification obligations not then due. Any such release of Obligations shall be deemed subject to the provision that such Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

13.18 USA PATRIOT Act. The Agents and each Lender hereby notify the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the

“Patriot Act”), it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Agent and such Lender to identify each Credit Party in accordance with the Patriot Act.

13.19 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

13.20 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

13.21 Disposition of Proceeds. The Security Documents contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Collateral Agent for the benefit of the Lenders of all of the Borrower’s or each Guarantor’s interest in and to their as-extracted collateral in the form of production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Documents further provide in general for the application of such proceeds to the satisfaction of the Obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Documents, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries.

13.22 Collateral Matters; Hedge Agreements. The benefit of the Security Documents and of the provisions of this Agreement relating to any Collateral securing the Obligations shall also extend to and be available on a pro rata basis pursuant to terms agreed upon in the Credit Documents to any Person under, any Secured Hedge Transaction (including any Legacy Hedge Transaction) after giving effect to all netting arrangements in any Hedge Agreements under which such Secured Hedge Transaction was entered into and (c) any Secured Cash Management Agreement provided that, with respect to (x) each Legacy Hedge Transaction and (y) any other Secured Hedge Transaction or Secured Cash Management Agreement that remains secured after the Hedge Bank thereto or the Cash Management Bank thereunder is no longer a Lender or an Affiliate of a Lender, the provisions of Section 12 shall apply to the hedge provider under each applicable Legacy Hedge Transaction and shall also continue to apply to such Hedge Bank or Cash Management Bank in consideration of its benefits hereunder. Any hedge provider under any Legacy Hedge Transaction, any Hedge Bank and any Cash Management Bank, as applicable, shall, if requested by the Administrative Agent, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to evidence the continued applicability of the provisions of Section 12. No Person shall have any voting rights under any Credit Document solely as a result of the existence of obligations owed to it under any Legacy Hedge Transaction, any other Secured Hedge Transaction or Secured Cash Management Agreement.

13.23 Agency of the Borrower for the Other Credit Parties. Each of the other Credit Parties hereby appoints the Borrower as its agent for all purposes relevant to this Agreement and the other Credit Documents, including the giving and receipt of notices and the execution and delivery of all documents, instruments and certificates contemplated herein and therein and all modifications hereto and thereto.

13.24 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

13.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature Pages Follow]

Annex F

Guggenheim Securities, LLC 330 Madison Avenue New York, New York 10017 GuggenheimPartners.com

December 10, 2019

The Board of Directors

Talos Energy Inc.

333 Clay St., Suite 3300

Houston, TX 77002

Members of the Board:

We understand that Talos Energy Inc. (“Talos”) and Talos Production Inc. (“Purchaser”), a wholly owned subsidiary of Talos, intend to enter into five Purchase and Sale Agreements, each to be dated as of December 10, 2019 (collectively, the “Transaction Agreements”), with each of ILX Holdings LLC, ILX Holdings II LLC, ILX Holdings III LLC, Castex Energy 2014, LLC and Castex Energy 2016, L.P. (collectively, the “Sellers”) pursuant to which Purchaser will purchase all of the issued and outstanding membership interests in the entities set forth in the Transaction Agreements (collectively, the “Companies”) in exchange for aggregate consideration of (x) 11,000,000 shares (the “Total Purchaser Parent Shares”) of common stock, par value $0.01, of Talos (“Talos Common Stock”) and (y) $385,000,000 in cash (the “Total Cash Purchase Price” and, together with the Total Purchaser Parent Shares, the “Total Purchase Price”). We also understand that the Total Cash Purchase Price will be adjusted so that the Transaction (as defined below) will be effective as of July 1, 2019 (the “Effective Date Adjustment”) and to reflect certain additional matters as provided in the Transaction Agreements (the “Additional Adjustment”). The terms and conditions of the transactions contemplated by the Transaction Agreements (collectively, the “Transaction”) are more fully set forth in the Transaction Agreements.

You have asked us to render our opinion as to whether the Total Purchase Price is fair, from a financial point of view, to Talos.

In the course of performing our reviews and analyses for rendering our opinion, we have:

•	Reviewed drafts of the Transaction Agreements, each dated as of December 9, 2019;

•

Reviewed certain publicly available business and financial information regarding Talos, including information regarding the oil and gas reserves included or reflected in certain filings of Talos with the Securities and Exchange Commission and other publicly available reports and filings and information regarding the oil and gas reserves of Talos (collectively, the “Talos Publicly Available Oil and Gas Information”);

•

Reviewed certain non-public business and financial information regarding the respective businesses and future prospects of Talos, including (i) certain information with respect to the oil and gas reserves of Talos (together with the Talos Publicly Available Oil and Gas Information, the “Talos Oil and Gas Information”); (ii) certain alternative illustrative risking scenarios for the oil and gas resource potential of Talos (the “Talos Management Riskings for Talos”); (iii) certain financial projections for Talos for the period ending July 1, 2019 through December 31, 2048 reflecting three illustrative scenarios identified to us by Talos as the “Consensus Case,” the “Strip Case” and the “Low Case”; and (iv) certain estimates of the Effective Date Adjustment (clauses (iii) and (iv) collectively, the “Talos Management Financial Projections for Talos”), all as prepared and approved for our use by Talos’s senior management;

Annex F-1

The Board of Directors

Talos Energy Inc.

December 10, 2019

•

Reviewed certain non-public business and financial information regarding the respective business and future prospects of the Companies, including (i) certain information with respect to the oil and gas reserves of the Companies (collectively with the Talos Oil and Gas Information, the “Talos-Provided Oil and Gas Information”); (ii) certain alternative illustrative risking scenarios for the oil and gas resource potential of the Companies (collectively with the Talos Management Riskings for Talos, the “Talos-Provided Riskings”); and (iii) certain as-owned financial projections for the Companies based on Talos’s adjustments to the Sellers Management Financial Projections (as defined below) reflecting three illustrative scenarios identified to us by Talos as the “Consensus Case,” the “Strip Case” and the “Low Case” (collectively, with the Talos Management Financial Projections for Talos, the “Talos-Provided Financial Projections”), all as prepared and approved for our use by Talos’s senior management;

•

Reviewed certain non-public business and financial information regarding the respective businesses and future prospects of the Companies, including (i) certain information with respect to the oil and gas reserves of the Companies (the “Sellers Oil and Gas Information,” and, collectively with the Talos-Provided Oil and Gas Information, the “Oil and Gas Information”); (ii) certain alternative illustrative risking scenarios for the oil and gas resource potential of the Companies (the “Sellers Management Riskings for the Companies” and, collectively with the Talos-Provided Riskings, the “Riskings”); and (iii) certain financial projections for the Companies for the period ending July 1, 2019 through December 31, 2048 (the “Sellers Management Financial Projections for the Companies,” and together with the Talos-Provided Financial Projections, the “Financial Projections”), all as prepared and provided to us by the Sellers senior management and reviewed by and discussed with Talos’s senior management;

•

Discussed with Talos’s senior management their strategic and financial rationale for the Transaction as well as their views of Talos’s and the Companies’ respective businesses, operations, oil and gas resource potential, historical and projected financial results and future prospects and the commercial, competitive and regulatory dynamics in the oil and gas sector;

•	Reviewed the historical prices, trading multiples and trading activity of the shares of Talos Common Stock;

•

Compared the financial performance of Talos and the Companies, and the trading multiples and trading activity of the Talos Common Stock, with corresponding data for certain publicly traded companies that we deemed relevant in evaluating Talos and the Companies;

•	Reviewed the valuation and financial metrics of certain mergers and acquisitions that we deemed relevant in evaluating the Transaction;

•	Performed discounted cash flow analyses for each of Talos and the Companies based on the Talos-Provided Financial Projections and the Talos-Provided Riskings;

•	Reviewed the pro forma financial results, financial condition and capitalization of Talos giving effect to the Transaction; and

•	Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

With respect to the information used in arriving at our opinion:

•	We have relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including,

Annex F-2

The Board of Directors

Talos Energy Inc.

December 10, 2019

without limitation, the Oil and Gas Information, the Financial Projections, the Riskings, any other estimates and any other forward-looking information) provided by or discussed with Talos or the Sellers (as the case may be) or obtained from public sources, data suppliers and other third parties.

•

We (i) do not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and we have not independently verified, any such information (including, without limitation, the Oil and Gas Information, the Financial Projections, the Riskings, any other estimates and any other forward-looking information), (ii) express no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of the Oil and Gas Information, the Financial Projections, the Riskings, any other estimates and any other forward-looking information or the assumptions upon which they are based and (iii) have relied upon the assurances of Talos’s senior management that they are (in the case of information pertaining to Talos and the Companies on an as-owned basis) and have assumed that the Sellers’ senior management are (in the case of information pertaining to the Companies) unaware of any facts or circumstances that would make such information (including, without limitation, the Oil and Gas Information, the Financial Projections, the Riskings, any other estimates and any other forward-looking information) incomplete, inaccurate or misleading.

•

Specifically, with respect to (i) the Talos-Provided Oil and Gas Information, the Talos-Provided Financial Projections, the Talos-Provided Riskings and any other estimates and any other forward-looking information provided by or discussed with Talos, (a) we have been advised by Talos’s senior management, and we have assumed, that the Talos-Provided Oil and Gas Information, the Talos-Provided Financial Projections, the Talos-Provided Riskings, such other estimates and such other forward-looking information utilized in our analyses have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Talos’s senior management as to the expected future performance of Talos and the Companies and (b) we have assumed that the Talos-Provided Oil and Gas Information, the Talos-Provided Financial Projections, the Talos-Provided Riskings, such other estimates and such other forward-looking information have been reviewed by Talos’s Board of Directors with the understanding that such information will be used and relied upon by us in connection with rendering our opinion, (ii) the Sellers Oil and Gas Information, the Sellers Management Financial Projections for the Companies, the Sellers Management Riskings for the Companies and any other financial projections and any other estimates and any other forward-looking information provided by or discussed with Sellers, we have assumed that the Sellers Oil and Gas Information, the Sellers Management Financial Projections for the Companies, the Sellers Management Riskings for the Companies, such other estimates and such other forward-looking information have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Sellers’ senior management as to the expected future performance of the Companies and (iii) any other oil and gas reserve reports, any other estimates and/or any other forward-looking information obtained by us from public sources, data suppliers and other third parties, we have assumed that such information is reasonable and reliable.

•

In addition, we have relied upon (without independent verification and without expressing any view, opinion, representation, guaranty or warranty (in each case, express or implied)) the assessments, judgments, estimates and forecasts of Talos’s senior management as to, among other things, (i) the Oil and Gas Information and forecasted production data (in each case regarding proved, probable, possible and exploration prospect reserves) for each of Talos and the Companies, (ii) the Talos-Provided Riskings and (iii) the prospective commodity price cases utilized in evaluating each of Talos’s and the Companies’ future oil and gas production, all of which (x) are reflected in the Talos-Provided Financial

Annex F-3

The Board of Directors

Talos Energy Inc.

December 10, 2019

Projections, certain other estimates and certain other forward-looking information that have been provided to us by Talos, (y) are subject to significant uncertainty and volatility and (z) could, if different than assumed, have a meaningful impact on our analyses and opinion. We have assumed that there will not be any developments with respect to any of the foregoing matters that would have an effect on Talos, the Companies or the Transaction (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion. Furthermore, in assessing and utilizing the Consensus Cases, the Strip Cases and the Low Cases for purposes of our financial analyses and opinion, we took into account our various discussions with Talos’s Board of Directors and senior management regarding the risks and uncertainties of achieving the Consensus Cases, the Strip Cases and the Low Cases, respectively, in light of (i) the current and prospective industry conditions and competitive dynamics facing Talos and the Companies, (ii) Talos’s and the Companies’ recent financial performance, (iii) the key commercial, operational and financial drivers of the Consensus Cases, the Strip Cases and the Low Cases and (iv) various other facts and circumstances relevant to the Consensus Cases, the Strip Cases and the Low Cases.

In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Talos, Purchaser, the Companies or any other entity or the solvency or fair value of Talos, Purchaser, the Companies or any other entity, nor have we been furnished with any such appraisals. We are not legal, regulatory, tax, consulting, accounting, appraisal, actuarial or petroleum engineering experts and nothing in our opinion should be construed as constituting advice with respect to such matters; accordingly, we have relied on the assessments of Talos’s senior management and Talos’s other professional advisors with respect to such matters. We are not expressing any view or rendering any opinion regarding the tax consequences of the Transaction.

In rendering our opinion, we have assumed that, in all respects meaningful to our analyses, (i) the final executed form of the Transaction Agreements will not differ from the drafts that we have reviewed, (ii) Talos, Purchaser and the Sellers will comply with all terms and provisions of the Transaction Agreements and (iii) the representations and warranties of Purchaser and the Sellers contained in the Transaction Agreements are true and correct and all conditions to the obligations of Purchaser and the Sellers to consummate the Transaction will be satisfied without any waiver, amendment or modification thereof. We also have assumed that (i) the Transaction will be consummated in a timely manner in accordance with the terms of the Transaction Agreements and in compliance with all applicable laws, documents and other requirements, without any delays, limitations, restrictions, conditions, divestiture or other requirements, waivers, amendments or modifications (regulatory, tax-related or otherwise) that would have an effect on Talos, Purchaser, the Companies or the Transaction (including its contemplated benefits) in any way meaningful to our analyses or opinion and (ii) the Additional Adjustment will not result in any adjustment to the Total Purchase Price that would be meaningful to our analyses and opinion.

In rendering our opinion, we do not express any view or opinion as to the price or range of prices at which the shares of Talos Common Stock or other securities or financial instruments of or relating to Talos or the Companies may trade or otherwise be transferable at any time, including subsequent to the announcement or consummation of the Transaction.

We have acted as financial advisor to Talos in connection with the Transaction and will receive a customary fee for such services, a substantial portion of which is payable upon successful consummation of the Transaction and a portion of which is payable upon the rendering of our opinion. In addition, Talos has agreed to reimburse us for certain expenses and to indemnify us against certain liabilities arising out of our engagement.

Annex F-4

The Board of Directors

Talos Energy Inc.

December 10, 2019

We understand that certain investment funds and other investment vehicles managed by affiliates of Apollo Capital Management, L.P. (“Apollo”), together with entities controlled by or affiliated with Riverstone Investment Group LLC (“Riverstone”), control Talos. We also understand that entities controlled by or affiliated with Riverstone control the Sellers.

Aside from our current engagement by Talos, Guggenheim Securities, LLC (“Guggenheim Securities”) has not been engaged during the past two years by Talos, the Sellers or Riverstone, to provide financial advisory or investment banking services for which we have received fees. Guggenheim Securities is currently and during the past two years has been engaged by Apollo and certain of its affiliates to provide financial advisory or investment banking services in connection with matters unrelated to the Transaction for which we have received (or expect to receive) customary fees, including (among other matters) acting (i) as sole structuring advisor and lead bookrunning manager in connection with the whole business securitization for Coinstar, Inc., an Apollo portfolio company; (ii) as Apollo’s financial advisor in connection with its acquisition of a majority interest in certain broadcast television stations and related assets from Cox Media Group; and (iii) as Apollo’s financial advisor in connection with its pending acquisition of certain radio stations and related assets from Cox Media Group. In addition, we regularly act as an arranger on financing transactions in which affiliates of Apollo act as financing sources. Guggenheim Securities may seek to provide Talos, the Sellers, the Companies, Apollo and Riverstone and their respective affiliates with certain financial advisory and investment banking services unrelated to the Transaction in the future, for which services Guggenheim Securities would expect to receive compensation.

Guggenheim Securities and its affiliates and related entities engage in a wide range of financial services activities for our and their own accounts and the accounts of customers, including but not limited to: asset, investment and wealth management; insurance services; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities and its affiliates and related entities may (i) provide such financial services to Talos, the Sellers, the Companies, Apollo, Riverstone, other participants in the Transaction and their respective affiliates, investment funds and portfolio companies, for which services Guggenheim Securities and its affiliates and related entities may have received, and may in the future receive, compensation and (ii) directly and indirectly hold long and short positions, trade and otherwise conduct such activities in or with respect to loans, debt and equity securities and derivative products of or relating to Talos, the Sellers, the Companies, Apollo, Riverstone, other participants in the Transaction and their respective affiliates, investment funds and portfolio companies. Furthermore, Guggenheim Securities and its affiliates and related entities and our or their respective directors, officers, employees, consultants and agents have certain investments in affiliates and investment funds of Apollo and may have investments in Talos, the Sellers, the Companies, Riverstone, other participants in the Transaction and their respective affiliates, investment funds and portfolio companies.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Talos, the Sellers, the Companies, Apollo, Riverstone, other participants in the Transaction and their respective affiliates, investment funds and portfolio companies, the Transaction and the oil and gas sector generally that differ from the views of Guggenheim Securities’ investment banking personnel.

Our opinion has been provided to Talos’s Board of Directors (in its capacity as such) for its information and assistance in connection with its evaluation of the Total Purchase Price. Our opinion is not intended to be used or

Annex F-5

The Board of Directors

Talos Energy Inc.

December 10, 2019

relied upon for any other purpose or by any other person or entity and may not be disclosed publicly, made available to third parties or reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any information statement on Schedule 14C to be distributed to the holders of Talos Common Stock in connection with the Transaction.

Our opinion and any materials provided in connection therewith do not constitute a recommendation to Talos’s Board of Directors with respect to the Transaction, nor does our opinion or any summary of our underlying analyses constitute advice or a recommendation to any holder of Talos Common Stock as to how to act in connection with the Transaction or otherwise. Our opinion does not address Talos’s underlying business or financial decision to pursue or effect the Transaction, the relative merits of the Transaction as compared to any alternative business or financial strategies that might exist for Talos, the financing or funding of the Total Purchase Price or the effects of any other transaction in which Talos might engage. Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Total Purchase Price to Talos. We do not express any view or opinion as to (i) any other term, aspect or implication of (a) the Transaction (including, without limitation, the form or structure of the Transaction) or the Transaction Agreements or (b) any voting and support agreement or any other agreement, transaction document or instrument contemplated by the Transaction Agreements or to be entered into or amended in connection with the Transaction or (ii) the fairness, financial or otherwise, of the Transaction to, or of any consideration to be paid to or received by, the holders of any class of securities, creditors or other constituencies of Talos or the Sellers. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Talos’s or the Sellers’ directors, officers or employees, or any class of such persons, in connection with the Transaction relative to the Total Purchase Price or otherwise.

Our opinion has been authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities. Our opinion is subject to the assumptions, limitations, qualifications and other conditions contained herein and is necessarily based on economic, capital markets, commodities markets and other conditions, and the information made available to us, as of the date hereof. As Talos is aware, global economic conditions, the global capital markets and the global commodities markets have been experiencing and remain subject to significant volatility, and Guggenheim Securities expresses no view or opinion as to any potential effects of such volatility on Talos, the Companies, the Transaction or the financing thereof. We assume no responsibility for updating or revising our opinion based on facts, circumstances or events occurring after the date hereof.

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Total Purchase Price is fair, from a financial point of view, to Talos.

Very truly yours,

/s/ Guggenheim Securities, LLC

GUGGENHEIM SECURITIES, LLC

Annex F-6

Annex G-I

March 6, 2019

Mr. Floyd Bone

Talos Energy Inc.

333 Clay Street, Suite 3300

Houston, Texas 77002

Dear Mr. Bone:

In accordance with your request, we have audited the estimates prepared by Talos Energy Inc. (Talos), as of December 31, 2018, of the proved reserves and future revenue to the Talos interest in certain oil and gas properties located in Louisiana, Texas, and the Gulf of Mexico. It is our understanding that the proved reserves estimates shown herein constitute all of the proved reserves owned by Talos. We have examined the estimates with respect to reserves quantities, reserves categorization, future producing rates, future net revenue, and the present value of such future net revenue, using the definitions set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Rule 4-10(a). The estimates of reserves and future revenue have been prepared in accordance with the definitions and regulations of the SEC and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities-Oil and Gas. We completed our audit on January 23, 2019. This report has been prepared for Talos’s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

The following table sets forth Talos’s estimates of the net reserves and future net revenue, as of December 31, 2018, for the audited properties:

	Net Reserves			Future Net Revenue (M$)
Category	OIL (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	62,161.4	4,341.9	69,409.0	3,168,257.0	2,510,213.2
Proved Developed Non-Producing	23,368.4	3,762.1	61,955.2	1,097,849.3	680,941.6
Proved Undeveloped	27,009.3	2,591.3	39,660.4	1,298,669.3	734,108.1

Total Proved	112,539.1	10,695.3	171,024.6	5,564,775.6	3,925,262.9

The oil volumes shown include crude oil and condensate. Oil and natural gas liquids (NGL) volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

When compared on a field-by-field basis, some of the estimates of Talos are greater and some are less than the estimates of Netherland, Sewell & Associates, Inc. (NSAI). However, in our opinion the estimates shown herein of Talos’s reserves and future revenue are reasonable when aggregated at the proved level and have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). Additionally, these estimates are within the recommended 10 percent tolerance threshold set forth in the SPE Standards. We are satisfied with the methods and procedures used by Talos in preparing the December 31, 2018, estimates of reserves and future revenue, and we saw nothing of an unusual nature that would cause us to take exception with the estimates, in the aggregate, as prepared by Talos.

Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk. Talos’s estimates do not include probable or possible reserves that may exist for these properties, nor do they include any value for undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated.

G-I-1

Prices used by Talos are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2018. For oil and NGL volumes, the average West Texas Intermediate spot price of $65.56 per barrel is adjusted by field for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $3.100 per MMBTU is adjusted by field for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $69.42 per barrel of oil, $29.50 per barrel of NGL, and $3.08 per MCF of gas.

Operating costs used by Talos are based on historical operating expense records. These costs include the perwell overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. The field-level costs are allocated by month among the proved reserves categories based on the proportionate share of the total proved future net revenue. Talos’s estimates of proved developed producing reserves and revenue are consequently dependent on completion of the proved drilling and workover programs. Headquarters general and administrative overhead expenses of Talos are included to the extent that they are covered under joint operating agreements for the operated properties. Capital costs used by Talos are based on authorizations for expenditure and actual costs from recent activity. Capital costs are included as required for workovers, new development wells, and production equipment. Abandonment costs used are Talos’s estimates of the costs to abandon the wells, platforms, and production facilities; these estimates do not include any salvage value for the lease and well equipment. Operating, capital, and abandonment costs are not escalated for inflation.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, estimates of Talos and NSAI are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans as provided to us by Talos, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing these estimates.

It should be understood that our audit does not constitute a complete reserves study of the audited oil and gas properties. Our audit consisted primarily of substantive testing, wherein we conducted a detailed review of all properties. In the conduct of our audit, we have not independently verified the accuracy and completeness of information and data furnished by Talos with respect to ownership interests, oil and gas production, well test data, historical costs of operation and development, product prices, or any agreements relating to current and future operations of the properties and sales of production. However, if in the course of our examination something came to our attention that brought into question the validity or sufficiency of any such information or data, we did not rely on such information or data until we had satisfactorily resolved our questions relating thereto or had independently verified such information or data. Our audit did not include a review of Talos’s overall reserves management processes and practices.

We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, analogy, and reservoir modeling, that we considered to be appropriate and necessary to establish the conclusions set forth herein. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

G-I-2

Supporting data documenting this audit, along with data provided by Talos, are on file in our office. The technical persons primarily responsible for conducting this audit meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. Richard B. Talley, Jr., a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2004 and has over 5 years of prior industry experience. Edward C. Roy III, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 2008 and has over 11 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely,

NETHERLAND, SEWELL & ASSOCIATES, INC.

Texas Registered Engineering Firm F-2699

		By:	/s/ C.H.(Scott) Rees III
C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer
By:	/s/ Richard B. Talley, Jr.	By:	/s/ Edward C. Roy III
	Richard B. Talley, Jr., P.E. 102425		Edward C. Roy III, P.G. 2364
	Senior Vice President		Vice President

Date Signed: March 6, 2019		Date Signed: March 6, 2019

RBT: ALA

G-I-3

Annex G-II

WORLDWIDE PETROLEUM CONSULTANTS ENGINEERING • GEOLOGY • GEOPHYSICS • PETROPHYSICS	EXECUTIVE COMMITTEE		CHAIRMAN & CEO C.H. (SCOTT) REES III
	ROBERT C. BARG P. SCOTT FROST JOHN G. HATTNER J. CARTER HENSON, JR.	MIKE K. NORTON DAN PAUL SMITH JOSEPH J. SPELLMAN DANIEL T. WALKER	PRESIDENT & COO DANNY D. SIMMONS EXECUTIVE VP G. LANCE BINDER

February 7, 2018

Mr. Floyd Bone

Talos Energy LLC

500 Dallas Street, Suite 2000

Houston, Texas 77002

Dear Mr. Bone:

In accordance with your request, we have audited the estimates prepared by Talos Energy LLC (Talos), as of December 31, 2017, of the proved and probable reserves and future revenue to the Talos interest in certain oil and gas properties located in Louisiana, Texas, and the Gulf of Mexico. It is our understanding that the proved reserves estimates shown herein constitute all of the proved reserves owned by Talos. We have examined the estimates with respect to reserves quantities, reserves categorization, future producing rates, future net revenue, and the present value of such future net revenue, using the definitions set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Rule 4-10(a). The estimates of reserves and future revenue have been prepared in accordance with the definitions and regulations of the SEC and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas. We completed our audit on or about the date of this letter. This report has been prepared for Talos’s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

The following table sets forth Talos’s estimates of the net reserves and future net revenue, as of December 31, 2017, for the audited properties:

	Net Reserves			Future Net Revenue (M$)
Category	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	23,656.3	1,930.0	37,161.2	924,097.8	776,785.6
Proved Developed Non-Producing	13,803.7	1,384.7	40,416.3	534,563.8	270,363.2
Proved Undeveloped	35,342.6	3,231.8	50,078.2	1,211,528.5	760,520.5

Total Proved	72,802.6	6,546.5	127,655.7	2,670,190.1	1,807,669.3

Probable Developed Producing	8,370.1	721.1	11,594.6	466,516.3	325,372.0
Probable Developed Non-Producing	738.5	135.5	9,687.4	50,549.2	16,698.2
Probable Undeveloped	9,360.6	864.8	19,298.9	484,789.3	230,494.3

Total Probable	18,469.2	1,721.5	40,580.9	1,001,854.7	572,564.6

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201 ● PH: 214-969-5401 ● FAX: 214-969-5411	lnfo@nsai-petro.com
1301 MCKINNEY STREET, SUITE 3200 ● HOUSTON, TEXAS 77010 ● PH: 713-654-4950 ● FAX: 713-654-4951	netherlandsewell.com

G-II-1

Totals may not add because of rounding.

The oil volumes shown include crude oil and condensate. Oil and natural gas liquids (NGL) volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

When compared on a field-by-field basis, some of the estimates of Talos are greater and some are less than the estimates of Netherland, Sewell & Associates, Inc. (NSAI). However, in our opinion the estimates shown herein of Talos’s reserves and future revenue are reasonable when aggregated at the proved and probable levels and have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). Additionally, these estimates are within the recommended 10 percent tolerance threshold set forth in the SPE Standards. We are satisfied with the methods and procedures used by Talos in preparing the December 31, 2017, estimates of reserves and future revenue, and we saw nothing of an unusual nature that would cause us to take exception with the estimates, in the aggregate, as prepared by Talos.

Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk. Talos’ s estimates do not include possible reserves that may exist for these properties, nor do they include any value for undeveloped acreage beyond those tracts for which undeveloped resetves have been estimated.

Prices used by Talos are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2017. For oil and NGL volumes, the average West Texas Intermediate spot price of $51.34 per barrel is adjusted by field for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $2.98 per MMBTU is adjusted by field for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. Average adjusted product prices weighted by production over the remaining lives of the properties are shown for each category in the following table:

	Average Adjusted Prices
Category	Oil ($/Barrel)	NGL ($/Barrel)	Gas ($/MCF)
Proved	51.36	24.64	3.20
Probable	51.40	24.64	3.20

Operating costs used by Talos are based on historical operating expense records. These costs include the per- well overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. The field-level costs are allocated by month among the proved reserves categories based on the proportionate share of the total proved future net revenue. Talos’s estimates of proved developed producing reserves and revenue are consequently dependent on completion of the proved drilling and workover programs. Headquarters general and administrative overhead expenses of Talos are included to the extent that they are covered under joint operating agreements for the operated properties. Capital costs used by Talos are based on authorizations for expenditure and actual costs from recent activity. Capital costs are included as required for workovers, new development wells, and production equipment. Abandonment costs used are Talos’s estimates of the costs to abandon the wells, platforms, and production facilities; these estimates do not include any salvage value for the lease and well equipment. Operating, capital, and abandonment costs are not escalated for inflation.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those

G-II-2

additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, estimates of Talos and NSAI are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans as provided to us by Talos, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing these estimates.

It should be understood that our audit does not constitute a complete reserves study of the audited oil and gas properties. Our audit consisted primarily of substantive testing, wherein we conducted a detailed review of all poperties. In the conduct of our audit, we have not independently verified the accuracy and completeness of information and data furnished by Talos with respect to ownership interests, oil and gas production, well test data, historical costs of operation and development, product prices, or any agreements relating to current and future operations of the properties and sales of production. However, if in the course of our examination something came to our attention that brought into question the validity or sufficiency of any such information or data, we did not rely on such information or data until we had satisfactorily resolved our questions relating thereto or had independently verified such information or data. Our audit did not include a review of Talos’s overall reserves management processes and practices.

We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, analogy, and reservoir modeling, that we considered to be appropriate and necessary to establish the conclusions set forth herein. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

G-II-3

Supporting data documenting this audit, along with data provided by Talos, are on file in our office. The technical persons primarily responsible for conducting this audit meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. Richard B. Talley, Jr., a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2004 and has over 5 years of prior industry experience. Edward C. Roy III, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 2008 and has over 11 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely, NETHERLAND, SEWELL & ASSOCIATES, INC. Texas Registered Engineering Firm F-2699
		By:	/s/ C.H. (Scott) Rees III
C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer
By:	/s/ Richard B. Talley, Jr.	By:	/s/ Edward C. Roy III
	Richard B. Talley, Jr., P.E. 102425		Edward C. Roy III, P.G. 2364
	Senior Vice President		Vice President

Date Signed: February 7, 2018		Date Signed: February 7, 2018

RBT:HJH

Please be advised that the digital document you are viewing is provided by Netherland, Sewell & Associates, Inc. (NSAI) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by NSAI. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document.

G-II-4

Annex G-III

WORLDWIDE PETROLEUM CONSULTANTS ENGINEERING • GEOLOGY • GEOPHYSICS • PETROPHYSICS	EXECUTIVE COMMITTEE		CHAIRMAN & CEO C.H. (SCOTT) REES III
	ROBERT C. BARG P. SCOTT FROST JOHN G. HATTNER J. CARTER HENSON, JR.	MIKE K. NORTON DAN PAUL SMITH JOSEPH J. SPELLMAN DANIEL T. WALKER	PRESIDENT & COO DANNY D. SIMMONS EXECUTIVE VP G. LANCE BINDER

January 13, 2017

Mr. Floyd Bone

Talos Energy LLC

500 Dallas Street, Suite 2000

Houston, Texas 77002

Dear Mr. Bone:

In accordance with your request, we have audited the estimates prepared by Talos Energy LLC (Talos), as of December 31, 2016, of the proved and probable reserves and future revenue to the Talos interest in certain oil and gas properties located in Louisiana, Texas, and the Gulf of Mexico. It is our understanding that the proved reserves estimated herein constitute all of the proved reserves owned by Talos. We have examined the estimates with respect to reserves quantities, reserves categorization, future producing rates, future net revenue, and the present value of such future net revenue, using the definitions set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Rule 4-10(a). The estimates of reserves and future revenue have been prepared in accordance with the definitions and regulations of the SEC and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas. We completed our audit on or about the date of this letter. This report has been prepared for Talos’s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

The following table sets forth Talos’s estimates of the net reserves and future net revenue, as of December 31, 2016, for the audited properties:

	Net Reserves			Future Net Revenue (M$)
Category	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	28,756.867	2,277.344	52,062.223	869,731.179	707,314.678
Proved Developed Non-Producing	16,996.216	1,754.325	44,059.430	471,368.165	242,877.032
Proved Undeveloped	26,612.501	2,204.435	54,481.864	609,904.162	385,842.979

Total Proved	72,365.584	6,236.105	150,603.517	1,951,003.506	1,336,034.690
Probable Developed Producing	5,368.533	517.644	13,313.957	237,617.478	164,229.879
Probable Developed Non-Producing	3,453.242	387.981	9,693.653	152,952.643	78,442.735
Probable Undeveloped	16,413.284	1,315.953	24,244.976	651,553.051	346,018.566

Total Probable	25,235.059	2,221.578	47,252.586	1,042,123.172	588,691.179

Totals may not add because of rounding.

The oil volumes shown include crude oil and condensate. Oil and natural gas liquids (NGL) are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201 ● PH: 214-969-5401 ● FAX: 214-969-5411	lnfo@nsai-petro.com
1301 MCKINNEY STREET, SUITE 3200 ● HOUSTON, TEXAS 77010 ● PH: 713-654-4950 ● FAX: 713-654-4951	netherlandsewell.com

G-III-1

When compared on a lease-by-lease basis, some of the estimates of Talos are greater and some are less than the estimates of Netherland, Sewell & Associates, Inc. (NSAI). However, in our opinion the estimates shown herein of Talos’s reserves and future revenue are reasonable when aggregated at the proved and probable levels and have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). Additionally, these estimates are within the recommended 10 percent tolerance threshold set forth in the SPE Standards. We are satisfied with the methods and procedures used by Talos in preparing the December 31, 2016, estimates of reserves and future revenue, and we saw nothing of an unusual nature that would cause us to take exception with the estimates, in the aggregate, as prepared by Talos.

The estimates shown herein are for proved and probable reserves. Talos’s estimates do not include possible reserves that may exist for these properties, nor do they include any value for undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk.

Prices used by Talos are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2016. For oil volumes, the average West Texas Intermediate spot price of $42.75 per barrel is adjusted for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $2.49 per MMBTU is adjusted for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. For the proved reserves, the average adjusted product prices weighted by production over the remaining lives of the properties are $40.02 per barrel of oil, $14.96 per barrel of NGL, and $2.66 per MCF of gas.

Operating costs used by Talos are based on historical operating expense records. These costs include the per-well overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. The field-level costs are allocated by month among the proved reserves categories based on the proportionate share of the total proved future net revenue. Talos’s estimates of proved developed producing reserves and revenue are consequently dependent on completion of the proved drilling and workover programs. Headquarters general and administrative overhead expenses of Talos are included to the extent that they are covered under joint operating agreements for the operated properties. Capital costs used by Talos are based on authorizations for expenditure and actual costs from recent activity. Capital costs are included as required for workovers, new development wells, and production equipment. Abandonment costs used are Talos’s estimates of the costs to abandon the wells, platforms, and production facilities; these estimates do not include any salvage value for the lease and well equipment. Operating, capital, and abandonment costs are not escalated for inflation.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, estimates of Talos and NSAI are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans as provided to us by Talos, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and

G-III-2

demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing these estimates.

It should be understood that our audit does not constitute a complete reserves study of the audited oil and gas properties. Our audit consisted primarily of substantive testing, wherein we conducted a detailed review of all properties. In the conduct of our audit, we have not independently verified the accuracy and completeness of information and data furnished by Talos with respect to ownership interests, oil and gas production, well test data, historical costs of operation and development, product prices, or any agreements relating to current and future operations of the properties and sales of production. However, if in the course of our examination something came to our attention that brought into question the validity or sufficiency of any such information or data, we did not rely on such information or data until we had satisfactorily resolved our questions relating thereto or had independently verified such information or data. Our audit did not include a review of Talos’s overall reserves management processes and practices.

We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, analogy, and reservoir modeling, that we considered to be appropriate and necessary to establish the conclusions set forth herein. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

Supporting data documenting this audit, along with data provided by Talos, are on file in our office. The technical persons primarily responsible for conducting this audit meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. Richard B. Talley, Jr., a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2004 and has over 5 years of prior industry experience. Edward C. Roy III, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 2008 and has over 10 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely, NETHERLAND, SEWELL & ASSOCIATES, INC. Texas Registered Engineering Firm F-2699
		By:	/s/ C.H. (Scott) Rees III
C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer
By:	/s/ Richard B. Talley, Jr.	By:	/s/ Edward C. Roy III
	Richard B. Talley, Jr., P.E. 102425		Edward C. Roy III, P.G. 2364
	Senior Vice President		Vice President

Date Signed: January 13, 2017		Date Signed: January 13, 2017

RBT:TML

Please be advised that the digital document you are viewing is provided by Netherland, Sewell & Associates, Inc. (NSAI) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by NSAI. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document.

G-III-3

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

The following definitions are set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Section 210.4-10(a). Also included is supplemental information from (1) the 2007 Petroleum Resources Management System approved by the Society of Petroleum Engineers, (2) the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, and (3) the SEC’s Compliance and Disclosure Interpretations.

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

Definitions - Page 1 of 11

G-III-4

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Supplemental definitions from the 2007 Petroleum Resources Management System:

Developed Producing Reserves—Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves—Developed Non-Producing Reserves include shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i)

Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii)

Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii)

Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv)	Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value

Definitions - Page 2 of 11

G-III-5

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i)

Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or “G&G” costs.

(ii)	Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii)	Dry hole contributions and bottom hole contributions.

(iv)	Costs of drilling and equipping exploratory wells.

(v)	Costs of drilling exploratory-type stratigraphic test wells.

(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14) Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms “structural feature” and “stratigraphic condition” are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) Oil and gas producing activities.

(i)	Oil and gas producing activities include:

(A)	The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

Definitions - Page 3 of 11

G-III-6

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(B)	The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

(C)

The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1)	Lifting the oil and gas to the surface; and

(2)	Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D)

Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a.	The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b.

In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii)	Oil and gas producing activities do not include:

(A)	Transporting, refining, or marketing oil and gas;

(B)

Processing of produced oil, gas, or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C)	Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D)	Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)

When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

Definitions - Page 4 of 11

G-III-7

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(ii)

Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)	Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)

The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v)

Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)

Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i)

When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii)

Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)	Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv)	See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and

Definitions - Page 5 of 11

G-III-8

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) Production costs.

(i)

Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A)	Costs of labor to operate the wells and related equipment and facilities.

(B)	Repairs and maintenance.

(C)	Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D)	Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E)	Severance taxes.

(ii)

Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

Definitions - Page 6 of 11

G-III-9

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Definitions - Page 7 of 11

G-III-10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Definitions - Page 8 of 11

G-III-11

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity’s interests in both of the following shall be disclosed as of the end of the year:

a.  Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)

b.  Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

a.  Future cash inflows. These shall be computed by applying prices used in estimating the entity’s proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.

b.  Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.

c.   Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity’s proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity’s proved oil and gas reserves.

d.  Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.

e.   Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.

f.   Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

Definitions - Page 9 of 11

G-III-12

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

Definitions - Page 10 of 11

G-III-13

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

From the SEC’s Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects—such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations—by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

•  The company’s level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);

•  The company’s historical record at completing development of comparable long-term projects;

•  The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;

•  The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and

•  The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Definitions - Page 11 of 11

G-III-14

Annex H

WORLDWIDE PETROLEUM CONSULTANTS ENGINEERING • GEOLOGY • GEOPHYSICS • PETROPHYSICS	EXECUTIVE COMMITTEE	CHAIRMAN & CEO C.H. (SCOTT) REES III
	ROBERT C. BARG • P. Scott Frost JOHN G. HATTNER • MIKE K. NORTON DAN PAUL SMITH • JOSEPH J. SPELLMAN RICHARD B. TALLEY, JR. • DANIEL T. WALKER	PRESIDENT & COO DANNY D. SIMMONS EXECUTIVE VP G. LANCE BINDER

January 21, 2020

Mr. W. Kent Webb

Ridgewood Energy Corporation

1254 Enclave Parkway, Suite 600

Houston, Texas 77077

Dear Mr. Webb:

In accordance with your request, we have estimated the proved reserves and future revenue, as of December 31, 2018, to the ILX Holdings, LLC (ILX) interest in certain oil and gas properties located in federal waters in the Gulf of Mexico. It is our understanding that Talos Production Inc., on behalf of its parent company, Talos Energy Inc., has entered into an agreement with ILX to purchase the ILX interest in these properties. We completed our evaluation on or about February 27, 2019. It is our understanding that the proved reserves estimated in this report constitute all of the proved reserves owned by ILX as of December 31, 2018. The estimates in this report have been prepared in accordance with the definitions and regulations of the U.S. Securities and Exchange Commission (SEC) and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas. Definitions are presented immediately following this letter. This report has been prepared for Talos Energy Inc.’s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

We estimate the net reserves and future net revenue to the ILX interest in these properties, as of December 31, 2018, to be:

	Net Reserves			Future Net Revenue (M$)
Category	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	3,511.0	860.6	7,994.2	201,934.4	176,636.7
Proved Developed Non-Producing	2,824.2	968.8	8,545.2	174,876.8	118,989.1
Proved Undeveloped	2,248.6	1,186.9	10,727.0	145,411.9	79,985.3

Total Proved	8,583.8	3,016.4	27,266.4	522,223.2	375,611.1

Totals may not add because of rounding.

The oil volumes shown include crude oil and condensate. Oil and natural gas liquids (NGL) volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. As requested, probable and possible reserves that exist for these properties have not been included. The estimates of reserves and future revenue included herein have not been adjusted for risk. This report does not include any value that could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated.

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201 ● PH: 214-969-5401 ● FAX: 214-969-5411	info@nsai-petro.com
1301 MCKINNEY STREET, SUITE 3200 ● HOUSTON, TEXAS 77010 ● PH: 713-654-4950 ● FAX: 713-654-4951	netherlandsewell.com

Gross revenue is ILX’s share of the gross (100 percent) revenue from the properties after deductions for the fixed portion of Delta House pipeline fees. Future net revenue is after deductions for ILX’s share of capital costs, abandonment costs, and operating expenses but before consideration of any income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its present worth, which is shown to indicate the effect of time on the value of money. Future net revenue presented in this report, whether discounted or undiscounted, should not be construed as being the fair market value of the properties.

Prices used in this report are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2018. For oil and NGL volumes, the average Light Louisiana Sweet spot price of $70.45 per barrel is adjusted by field for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $3.100 per MMBTU is adjusted by field for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $66.94 per barrel of oil, $24.04 per barrel of NGL, and $2.383 per MCF of gas.

Operating costs used in this report are based on operating expense records of Ridgewood Energy Corporation (Ridgewood), the manager of the ILX interest, and our knowledge of similar offshore operations. These costs include production handling agreement fees and the per-well overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. Since all properties are nonoperated, headquarters general and administrative overhead expenses are not included. Operating costs are not escalated for inflation.

Capital costs used in this report were provided by Ridgewood and are based on authorizations for expenditure, internal planning budgets, and actual costs from recent activity. Capital costs are included as required for facilities, workovers, new well completions, new development wells, and production equipment. Based on our understanding of future development plans, a review of the records provided to us, and our knowledge of similar properties, we regard these estimated capital costs to be reasonable. Abandonment costs used in this report are Ridgewood’s estimates of the costs to abandon the wells, platforms, and production facilities, net of any salvage value. Capital costs and abandonment costs are not escalated for inflation.

For the purposes of this report, we did not perform any field inspection of the properties, nor did we examine the mechanical operation or condition of the wells and facilities. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs due to such possible liability.

We have made no investigation of potential volume and value imbalances resulting from overdelivery or underdelivery to the ILX interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on ILX receiving its net revenue interest share of estimated future gross production. Additionally, we have made no specific investigation of any firm transportation contracts that may be in place for these properties; our estimates of future revenue include the effects of such contracts only to the extent that the associated fees are accounted for in the historical field- and lease-level accounting statements.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, our estimates are based on certain assumptions including, but not limited to, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, that our projections of future production will prove consistent with actual performance, and that the properties will be developed consistent with current development plans as provided to us by Ridgewood and LLOG Exploration Offshore, LLC (LLOG) , the operator of some of the properties as of December 31, 2018. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing this report.

For the purposes of this report, we used technical and economic data including, but not limited to, well logs, geologic maps, seismic data, well test data, production data, historical price and cost information, and property ownership interests. The reserves in this report have been estimated using deterministic methods; these estimates have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, analogy, and reservoir modeling, that we considered to be appropriate and necessary to categorize and estimate reserves in accordance with SEC definitions and regulations. A substantial portion of these reserves are for behind-pipe zones, non-producing zones, undeveloped locations, and producing wells that lack sufficient production history upon which performance-related estimates of reserves can be based; such reserves are based on estimates of reservoir volumes and recovery efficiencies along with analogy to properties with similar geologic and reservoir characteristics. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

The data used in our estimates were obtained from Ridgewood, LLOG, other interest owners, public data sources, and the nonconfidential files of Netherland, Sewell & Associates, Inc. (NSAI) and were accepted as accurate. Supporting work data are on file in our office. We have not examined the titles to the properties or independently confirmed the actual degree or type of interest owned. The technical persons primarily responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. John R. Cliver, a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2009 and has over 5 years of prior industry experience. Shane M. Howell, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 2005 and has over 7 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely, NETHERLAND, SEWELL & ASSOCIATES, INC. Texas Registered Engineering Firm F-2699
/s/ C.H. (Scott) Rees III
		By:	C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer
	/s/ John R. Cliver		/s/ Shane M. Howell
By:	John R. Cliver, P.E. 107216	By:	Shane M. Howell, P.G. 11276
	Vice President		Vice President

Date Signed: January 21, 2020		Date Signed: January 21, 2020

JRC:PNH

Please be advised that the digital document you are viewing is provided by Netherland, Sewell & Associates, Inc. (NSAI) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by NSAI. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document.

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

The following definitions are set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Section 210.4-10(a). Also included is supplemental information from (1) the 2018 Petroleum Resources Management System approved by the Society of Petroleum Engineers, (2) the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, and (3) the SEC’s Compliance and Disclosure Interpretations.

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Definitions - Page 1 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Supplemental definitions from the 2018 Petroleum Resources Management System:

Developed Producing Reserves—Expected quantities to be recovered from completion intervals that are open and producing at the effective date of the estimate. Improved recovery Reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves—Shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals that are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells that will require additional completion work or future re-completion before start of production with minor cost to access these reserves. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i)

Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii)

Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii)

Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv)	Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

Definitions - Page 2 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i)

Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or “G&G” costs.

(ii)	Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii)	Dry hole contributions and bottom hole contributions.

(iv)	Costs of drilling and equipping exploratory wells.

(v)	Costs of drilling exploratory-type stratigraphic test wells.

(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14) Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms “structural feature” and “stratigraphic condition” are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) Oil and gas producing activities.

(i)	Oil and gas producing activities include:

(A)	The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

(B)	The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

Definitions - Page 3 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(C)

The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1)	Lifting the oil and gas to the surface; and

(2)	Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D)

Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a.	The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b.

In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii)	Oil and gas producing activities do not include:

(A)	Transporting, refining, or marketing oil and gas;

(B)

Processing of produced oil, gas, or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C)	Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D)	Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)

When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii)

Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in

Definitions - Page 4 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)	Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)

The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v)

Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)

Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i)

When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii)

Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)	Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv)	See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

Definitions - Page 5 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(20) Production costs.

(i)

Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A)	Costs of labor to operate the wells and related equipment and facilities.

(B)	Repairs and maintenance.

(C)	Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D)	Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E)	Severance taxes.

(ii)

Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

Definitions - Page 6 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir

Definitions - Page 7 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity’s interests in both of the following shall be disclosed as of the end of the year:

a.  Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)

b.  Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

a.  Future cash inflows. These shall be computed by applying prices used in estimating the entity’s proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.

b.  Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.

c.   Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity’s proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity’s proved oil and gas reserves.

d.  Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.

e.   Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.

f.   Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

Definitions - Page 8 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

Definitions - Page 9 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

From the SEC’s Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects—such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations—by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

•  The company’s level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);

•  The company’s historical record at completing development of comparable long-term projects;

•  The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;

•  The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and

•  The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Definitions - Page 10 of 10

Annex I

WORLDWIDE PETROLEUM CONSULTANTS ENGINEERING • GEOLOGY • GEOPHYSICS • PETROPHYSICS	EXECUTIVE COMMITTEE	CHAIRMAN & CEO C.H. (SCOTT) REES III
	ROBERT C. BARG • P. SCOTT FROST JOHN G. HATTNER • MIKE K. NORTON DAN PAUL SMITH • JOSEPH J. SPELLMAN RICHARD B. TALLEY • DANIEL T. WALKER	PRESIDENT & COO DANNY D. SIMMONS EXECUTIVE VP G. LANCE BINDER

January 21, 2020

Mr. W. Kent Webb

Ridgewood Energy Corporation

1254 Enclave Parkway, Suite 600

Houston, Texas 77077

Dear Mr. Webb:

In accordance with your request, we have estimated the proved reserves and future revenue, as of December 31, 2018, to the ILX Holdings II, LLC (ILX II) interest in certain oil and gas properties located in federal waters in the Gulf of Mexico. It is our understanding that Talos Production Inc., on behalf of its parent company, Talos Energy Inc., has entered into an agreement with ILX II to purchase the ILX II interest in these properties. We completed our evaluation on or about February 27, 2019. It is our understanding that the proved reserves estimated in this report constitute approximately 66 percent of the proved reserves owned by ILX II as of December 31, 2018. The estimates in this report have been prepared in accordance with the definitions and regulations of the U.S. Securities and Exchange Commission (SEC) and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas. Definitions are presented immediately following this letter. This report has been prepared for Talos Energy Inc.’s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

We estimate the net reserves and future net revenue to the ILX II interest in these properties, as of December 31, 2018, to be:

	Net Reserves			Future Net Revenue (M$)
Category	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	6,153.1	537.5	6,741.4	304,280.4	275,575.4
Proved Developed Non-Producing	1,493.6	65.6	2,068.6	78,864.8	37,641.3
Proved Undeveloped	3,418.8	328.2	3,851.3	153,322.4	89,267.2

Total Proved	11,065.6	931.2	12,661.3	536,467.6	402,483.9

Totals may not add because of rounding.

The oil volumes shown include crude oil and condensate. Oil and natural gas liquids (NGL) volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. As requested, probable and possible reserves that exist for these properties

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201 ● PH: 214-969-5401 ● FAX: 214-969-5411	info@nsai-petro.com
1301 MCKINNEY STREET, SUITE 3200 ● HOUSTON, TEXAS 77010 ● PH: 713-654-4950 ● FAX: 713-654-4951	netherlandsewell.com

have not been included. The estimates of reserves and future revenue included herein have not been adjusted for risk. This report does not include any value that could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated.

Gross revenue is ILX II’s share of the gross (100 percent) revenue from the properties prior to any deductions. Future net revenue is after deductions for ILX II’s share of capital costs, abandonment costs, and operating expenses but before consideration of any income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its present worth, which is shown to indicate the effect of time on the value of money. Future net revenue presented in this report, whether discounted or undiscounted, should not be construed as being the fair market value of the properties.

Prices used in this report are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2018. For oil and NGL volumes, the average Light Louisiana Sweet spot price of $70.45 per barrel is adjusted by field for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $3.100 per MMBTU is adjusted by field for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $65.70 per barrel of oil, $23.82 per barrel of NGL, and $2.953 per MCF of gas.

Operating costs used in this report are based on operating expense records of Ridgewood Energy Corporation (Ridgewood), the manager of the ILX II interest, and our knowledge of similar offshore operations. These costs include production handling agreement fees and the per-well overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. Since all properties are nonoperated, headquarters general and administrative overhead expenses are not included. Operating costs are not escalated for inflation.

Capital costs used in this report were provided by Ridgewood and are based on authorizations for expenditure, internal planning budgets, and actual costs from recent activity. Capital costs are included as required for facilities, workovers, new well completions, new development wells, and production equipment. Based on our understanding of future development plans, a review of the records provided to us, and our knowledge of similar properties, we regard these estimated capital costs to be reasonable. Abandonment costs used in this report are Ridgewood’s estimates of the costs to abandon the wells, platforms, and production facilities, net of any salvage value. Capital costs and abandonment costs are not escalated for inflation.

For the purposes of this report, we did not perform any field inspection of the properties, nor did we examine the mechanical operation or condition of the wells and facilities. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs due to such possible liability.

We have made no investigation of potential volume and value imbalances resulting from overdelivery or underdelivery to the ILX II interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on ILX II receiving its net revenue interest share of estimated future gross production. Additionally, we have made no specific investigation of any firm transportation contracts that may be in place for these properties; our estimates of future revenue include the effects of such contracts only to the extent that the associated fees are accounted for in the historical field- and lease-level accounting statements.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, our estimates are based on certain assumptions including, but not limited to, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, that our projections of future production will prove consistent with actual performance, and that the properties will be developed consistent with current development plans as provided to us by Ridgewood and LLOG Exploration Offshore, LLC (LLOG), the operator of some of the properties as of December 31, 2018. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing this report.

For the purposes of this report, we used technical and economic data including, but not limited to, well logs, geologic maps, seismic data, well test data, production data, historical price and cost information, and property ownership interests. The reserves in this report have been estimated using deterministic methods; these estimates have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, analogy, and reservoir modeling, that we considered to be appropriate and necessary to categorize and estimate reserves in accordance with SEC definitions and regulations. A substantial portion of these reserves are for behind-pipe zones, non-producing zones, undeveloped locations, and producing wells that lack sufficient production history upon which performance-related estimates of reserves can be based; such reserves are based on estimates of reservoir volumes and recovery efficiencies along with analogy to properties with similar geologic and reservoir characteristics. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

The data used in our estimates were obtained from Ridgewood, LLOG, other interest owners, public data sources, and the nonconfidential files of Netherland, Sewell & Associates, Inc. (NSAI) and were accepted as accurate. Supporting work data are on file in our office. We have not examined the titles to the properties or independently confirmed the actual degree or type of interest owned. The technical persons primarily responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. John R. Cliver, a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2009 and has over 5 years of prior industry experience. Shane M. Howell, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 2005 and has over 7 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely, NETHERLAND, SEWELL & ASSOCIATES, INC. Texas Registered Engineering Firm F-2699
/s/ C.H. (Scott) Rees III
		By:	C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer
	/s/ John R. Cliver		/s/ Shane M. Howell
By:	John R. Cliver, P.E. 107216	By:	Shane M. Howell, P.G. 11276
	Vice President		Vice President

Date Signed: January 21, 2020		Date Signed: January 21, 2020

JRC:PNH

Please be advised that the digital document you are viewing is provided by Netherland, Sewell & Associates, Inc. (NSAI) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by NSAI. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document.

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

The following definitions are set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Section 210.4-10(a). Also included is supplemental information from (1) the 2018 Petroleum Resources Management System approved by the Society of Petroleum Engineers, (2) the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, and (3) the SEC’s Compliance and Disclosure Interpretations.

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Definitions - Page 1 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Supplemental definitions from the 2018 Petroleum Resources Management System:

Developed Producing Reserves—Expected quantities to be recovered from completion intervals that are open and producing at the effective date of the estimate. Improved recovery Reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves—Shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals that are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells that will require additional completion work or future re-completion before start of production with minor cost to access these reserves. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i)

Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii)

Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii)

Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv)	Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

Definitions - Page 2 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i)

Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or “G&G” costs.

(ii)	Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii)	Dry hole contributions and bottom hole contributions.

(iv)	Costs of drilling and equipping exploratory wells.

(v)	Costs of drilling exploratory-type stratigraphic test wells.

(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14) Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms “structural feature” and “stratigraphic condition” are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) Oil and gas producing activities.

(i)	Oil and gas producing activities include:

(A)	The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

(B)	The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

Definitions - Page 3 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(C)

The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1)	Lifting the oil and gas to the surface; and

(2)	Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D)

Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a.	The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b.

In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii)	Oil and gas producing activities do not include:

(A)	Transporting, refining, or marketing oil and gas;

(B)

Processing of produced oil, gas, or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C)	Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D)	Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)

When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

Definitions - Page 4 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(ii)

Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)	Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)

The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v)

Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)

Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i)

When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii)

Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)	Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv)	See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

Definitions - Page 5 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) Production costs.

(i)

Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A)	Costs of labor to operate the wells and related equipment and facilities.

(B)	Repairs and maintenance.

(C)	Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D)	Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E)	Severance taxes.

(ii)

Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

Definitions - Page 6 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Definitions - Page 7 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity’s interests in both of the following shall be disclosed as of the end of the year:

a.  Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)

b.  Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

a.  Future cash inflows. These shall be computed by applying prices used in estimating the entity’s proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.

b.  Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.

c.   Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity’s proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity’s proved oil and gas reserves.

d.  Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.

e.   Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.

f.   Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

Definitions - Page 8 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

Definitions - Page 9 of 10

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

From the SEC’s Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects—such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations—by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

•  The company’s level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);

•  The company’s historical record at completing development of comparable long-term projects;

•  The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;

•  The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and

•  The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Definitions - Page 10 of 10

Annex J

GLOSSARY OF OIL AND NATURAL GAS TERMS

Barrel or Bbl. One stock tank barrel, or 42 United States gallons liquid volume.

Boe. One barrel of oil equivalent determined using the ratio of six Mcf of natural gas to one barrel of crude oil or condensate.

Boepd. Barrels of oil equivalent per day.

Btu. British thermal unit, which is the heat required to raise the temperature of a one-pound mass of water one degree Fahrenheit.

Completion. The installation of permanent equipment for the production or oil or natural gas.

Deepwater. Water depths of more than 600 feet.

Developed acres. The number of acres that are allocated or assignable to producing wells or wells capable of production.

Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature or stratigraphic condition.

Gross acres or gross wells. The total acres or wells in which the Company owns a working interest.

MBbls. One thousand barrels of crude oil or other liquid hydrocarbons.

MBblpd. One thousand barrels of crude oil or other liquid hydrocarbons per day.

MBoe. One thousand barrels of oil equivalent.

MBoepd. One thousand barrels of oil equivalent per day.

Mcf. One thousand cubic feet of natural gas.

Mcfpd. One thousand cubit feet of natural gas per day.

MMBoe. One million barrels of oil equivalent.

MMBtu. One million British thermal units.

MMcfpd. One million cubit feet of natural gas per day.

Net acres or net wells. The sum of the fractional working interests the Company owns in gross acres or gross wells.

NGL. Natural gas liquid. Hydrocarbons which can be extracted from wet natural gas and become liquid under various combinations of increasing pressure and lower temperatures. NGLs consist primarily of ethane, propane, butane and natural gasoline.

NYMEX. The New York Mercantile Exchange.

NYMEX Henry Hub. Henry Hub is the major exchange for pricing natural gas futures on the NYMEX. It is frequently referred to as the Henry Hub Index.

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Productive well. A well that is found to be capable of producing hydrocarbons in sufficient quantities such that proceeds from the sale of such production exceed production expenses and taxes.

Proved developed reserves. In general, proved reserves that can be expected to be recovered from existing wells with existing equipment and operating methods. The SEC provides a complete definition of developed oil and gas reserves in Rule 4-10(a)(6) of Regulation S-X.

Proved reserves. Proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible — from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations — prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

Proved undeveloped reserves. In general, proved reserves that are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. The SEC provides a complete definition of undeveloped oil and gas reserves in Rule 4-10(a)(31) of Regulation S-X.

PV-10. The present value of estimated future revenues, discounted at 10% annually, to be generated from the production of proved reserves determined in accordance with SEC guidelines, net of estimated production and future development costs, using prices and costs as of the date of estimation without future escalation, without giving effect to (i) non-property related expenses such as general and administrative expenses, derivatives, debt service and future income tax expense or (ii) depreciation, depletion and amortization expense.

SEC. The Securities and Exchange Commission.

SEC Pricing. The unweighted average first-day-of-the-month commodity price for crude oil or natural gas for the period beginning January 1, 2018 and ending December 31, 2018, adjusted by lease for market differentials (quality, transportation, fees, energy content and regional price differentials). The SEC provides a complete definition of prices in “Modernization of Oil and Gas Reporting” (Final Rule, Release Nos. 33-8995; 34-59192).

Shelf: Water depths up to 600 feet.

Standardized Measure. The present value of estimated future net revenue to be generated from the production of proved reserves, determined in accordance with the rules, regulations or standards established by the SEC and the Financial Accounting Standards Board (“FASB”) (using prices and costs in effect as of the date of estimation), less future development, production and income tax expenses and discounted at 10% per annum to reflect the time of future net revenue. For the year ending December 31, 2018, we were subject to U.S. federal and state income taxes at the entity level. For the tax years ending December 31, 2017 and 2016, we were not subject to U.S. federal or state income taxes (in most states) at the entity level and thus made no provision for U.S. federal or state income taxes in the calculation of our Standardized Measure. Standardized Measure does not give effect to derivative transactions.

Undeveloped Acreage. Lease acreage on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and gas regardless of whether such acreage contained proved reserves.

Working interest. The operating interest that gives the owner the right to drill, produce and conduct operating activities on the property and a share of production.

WTI or West Texas Intermediate. A light crude oil produced in the United States with an API gravity of approximately 38-40 and the sulfur content is approximately 0.3%.

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